UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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FLEX LTD.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FLEX LTD.

(Incorporated in the Republic of Singapore)

(Company Registration Number 199002645H)

Letter to Shareholders

Your Vote is Very Important

Dear Shareholders of Flex Ltd.,

The planned separation of our Cloud and Power Infrastructure segment into Axiom Solutions International, Inc. (“Axiom”), an independent publicly traded company, marks another important milestone in Flex’s transformation. By creating two focused companies with distinct strategies and opportunities, we believe the separation will sharpen strategic focus and position both Flex and Axiom to create long-term value for customers and shareholders.

The completion of this spin-off is subject to the approval of Flex’s Board of Directors, our shareholders, and the High Court of the Republic of Singapore (“High Court Approval”). Upon receiving these approvals and completing the transaction, Flex will continue to advance its leadership as a diversified technology, manufacturing, and supply chain partner, while Axiom will emerge as a high-growth critical digital and electrical infrastructure company, bringing together power, thermal management and compute at the system level to support AI data centers and other mission-critical applications.

The spin-off will be effected through a distribution of between approximately 88.0% and 94.0% of all issued and outstanding shares of Axiom common stock, by way of a distribution in specie to Flex shareholders of record on a pro rata basis as of the Record Date. For each ordinary share in the capital of Flex (“Flex ordinary shares”) held as of the Record Date, each Flex shareholder will receive an aggregate number of shares of Axiom common stock, to be determined prior to the Distribution Date. Axiom shares will be issued in book-entry form only; no physical share certificates will be distributed. The Distribution will be effected by way of a court-approved capital reduction (the “Capital Reduction”) under the Companies Act 1967 of Singapore (the “Singapore Companies Act”).

Following the separation, Flex’s ordinary shares will continue to trade on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “FLEX” and, subject to requisite approvals, Axiom common stock is expected to be listed on Nasdaq under the symbol “AXM.” You do not need to take any action or pay any consideration to receive your Axiom shares, nor will you need to surrender or exchange your Flex shares.

We expect the Distribution of Axiom common stock to be tax-free to Flex shareholders for U.S. federal income tax purposes, except for any cash received in lieu of fractional shares. We recommend that you consult your tax advisor regarding the specific tax consequences of the Distribution, including any state, local, or non-U.S. tax implications.

We encourage you to review the enclosed proxy statement, which provides important information about the spin-off, Axiom’s business, financial condition, and operations, as well as the Distribution process.

Flex’s Board of Directors believes this separation will maximize value for all Flex shareholders by creating two focused companies—Flex, which can concentrate more fully on the high-complexity markets where its capabilities and scale create the greatest advantage, and Axiom, focused on meeting the growing demand for power-dense infrastructure across AI data centers and mission-critical applications.

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The Flex Board of Directors unanimously (i) determined that the spin-off is advisable and in the best interests of Flex, (ii) approved and declared advisable and in the best interests of Flex the Capital Reduction, the Distribution and, subject to receipt of the affirmative vote by the holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting as is required in order to approve the proposal to approve the Capital Reduction and the Distribution (the “Capital Reduction and Distribution Proposal”) and the High Court Approval, the completion by Flex and its subsidiaries of the spin-off and (iii) directed that the Capital Reduction and Distribution Proposal be submitted to the Flex shareholders for approval. The Flex Board of Directors also approved and directed that the Bonus Issuance Proposal be submitted to Flex shareholders for approval and recommended that Flex shareholders vote in favor of the resolution relating to the Bonus Issuance Proposal, which will allow Flex to effectuate the Capital Reduction. Upon the terms and subject to the conditions of the Separation Agreement (as defined below), the Flex Board of Directors recommended that Flex shareholders vote in favor of the resolution relating to the Capital Reduction and Distribution Proposal.

The resolutions relating to the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal are inter-conditional upon one another. This means that if any of the aforementioned resolutions is not approved, the other resolution will not be passed. Shareholders should further note that the implementation of the aforementioned resolutions is contingent upon the receipt of the High Court Approval.

In addition, as part of our ongoing commitment to strong corporate governance, the Flex Board of Directors has established a new Lead Independent Director position and approved the additional annual cash compensation payable for this position, subject to the approval of Flex shareholders, as required under the Singapore Companies Act. Accordingly, the Flex Board of Directors approved and directed that the proposal to approve the additional annual cash compensation payable to the Lead Independent Director (the “LID Compensation Proposal”) be submitted to Flex shareholders for approval and recommended that Flex shareholders vote in favor of the resolution relating to the LID Compensation Proposal.

The Flex Board of Directors recommends that you vote “FOR” the Bonus Issuance Proposal, “FOR” the Capital Reduction and Distribution Proposal and “FOR” the LID Compensation Proposal.

Thank you for your continued trust in Flex. I am confident in the opportunities ahead for both Flex and Axiom.

Regards,

Revathi Advaithi

CEO

October 5, 2026

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Bonus Issuance, Capital Reduction and Distribution or the Common Stock to be issued in the Separation and Distribution or determined whether this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

This letter and the accompanying notice of extraordinary general meeting and proxy statement are dated October 5, 2026 and are expected first to be mailed to shareholders of Flex Ltd. on or about that date.

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FLEX LTD.

(Incorporated in the Republic of Singapore)

(Company Registration Number 199002645H)

November 2, 2026

2:00 p.m., Central time

Flex Ltd.

12515-8 Research Blvd,

Suite 300

Austin, TX 78759 U.S.A.

Vote via Internet

at www.proxyvote.com

Vote by Mail

Sign and return your proxy card in the

postage-paid envelope

Vote in Person at the Meeting

on November 2, 2026 at

2:00 p.m., Central time

Please refer to Flex’s proxy materials or the information forwarded by your bank or other holder of record to see which voting methods are available to you.

Notice

of Extraordinary General Meeting of Shareholders

To Be Held on November 2, 2026

To Flex shareholders:

You are cordially invited to attend, and notice is hereby given of, the extraordinary general meeting of shareholders of Flex Ltd. (the “Company” or “Flex”), which will be held at its offices located at 12515-8 Research Blvd, Suite 300, Austin, TX 78759 U.S.A., at 2:00 p.m., Central time, on November 2, 2026, for the purposes summarized below and described in more detail in the accompanying proxy statement.

We encourage you to read the entire proxy statement, including the Annexes referred to herein, carefully before voting. Unless the context requires otherwise, references in this notice and the proxy statement to “Flex,” the “Company,” “we,” “us,” “our” and similar terms mean Flex Ltd. or, as the case may be, Flex Ltd. and its subsidiaries. Flex is incorporated in the Republic of Singapore under the Companies Act 1967 of Singapore, which is referred to as the “Singapore Companies Act.”

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Important Notice Regarding Electronic Availability of Proxy Statement

We are pleased to furnish proxy materials to our shareholders on the Internet, as permitted by Securities and Exchange Commission (“SEC”) rules. Commencing on or about October 5, 2026, we will mail and make available to our shareholders (including all of our registered shareholders) the notice and accompanying proxy statement.

Proxy Voting Matters

You may revoke your proxies at any time before they are voted. Registered shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

Voting Matters at the Extraordinary General Meeting

Flex is asking shareholders to vote on three proposals at the meeting:

(a)

To approve the proposed issuance of one (1) Bonus Share for every one (1) existing Flex ordinary share held by each Flex shareholder of record as of the Record Date (as defined below) (the “Bonus Issuance Proposal”).

(b)

To approve the proposed court-approved capital reduction to be carried out by Flex pursuant to Section 78G of the Singapore Companies Act, in order to effect the distribution in specie of between approximately 88.0% and 94.0% of all issued and outstanding shares of Spinco common stock immediately prior to the distribution to Flex shareholders on a pro rata basis based on the number of Flex ordinary shares held by each Flex shareholder of record as of the Record Date (the “Capital Reduction and Distribution Proposal”).

(c)

To approve the additional annual cash compensation of $50,000 payable to the Lead Independent Director for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Flex Board of Directors for services rendered as a director and for service on any committees of the Flex Board of Directors, including service as chair of any such committees of the Flex Board of Directors; and the Lead Independent Director shall receive his or her compensation in the form of Company shares, cash, or a combination thereof at the election of the Lead Independent Director (the “LID Compensation Proposal”).

Flex shareholders should note that Ordinary Resolution No. 1 and Special Resolution No. 2 (collectively, the “Spin-Off Resolutions” and each, a “Spin-Off Resolution”) are inter-conditional upon one another. This means that if either of the Spin-Off Resolutions is not approved, the other Spin-Off Resolution will not be passed. Shareholders should further note that the implementation of the Spin-Off Resolutions is contingent upon the receipt of the High Court Approval.

Resolutions Proposed for Shareholder Approval as Special Business

To consider and, if thought fit, to pass with or without modifications, the following resolutions, of which Resolutions 1 and 3 will be proposed as Ordinary Resolutions and Resolution 2 will be proposed as a Special Resolution:

1.	ORDINARY RESOLUTION: TO APPROVE THE CAPITALIZATION OF RESERVE ACCOUNTS AND PROFIT AND LOSS ACCOUNTS OR OTHERWISE AVAILABLE FOR DISTRIBUTION IN CONNECTION WITH BONUS ISSUANCE OF ORDINARY SHARES

RESOLVED THAT, subject to and contingent upon the passing of Special Resolution No. 2:

(a)

it is desirable to capitalize an amount of up to USD5,500,000,000, with the exact amount in SGD to be determined by any Director of the Company or any person duly authorized by the Directors (each, an “Authorized Officer”) with reference to the USD:SGD exchange rate quoted on the website of the Monetary

Authority of Singapore immediately before the Capitalization (as defined below) being part of the amount standing to the credit of any of the reserve accounts of Flex Ltd. (the “Company”) or any amount standing to the credit of the profit and loss account of the Company or otherwise available for distribution by the Company as of December 31, 2026 or such other date as may be determined at the sole discretion of the Directors of the Company, and accordingly that, without prejudice to Ordinary Resolution No. 4 passed at the Annual General Meeting of the Company held on August 5, 2026, at the sole discretion of the Directors of the Company at any time after the date of this Meeting, but on or before 12:00 a.m. (Central time) on August 31, 2027, an amount of up to USD5,500,000,000, with the exact amount in SGD to be determined by any Director of the Company or any Authorized Officer with reference to the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the Capitalization (as defined below) standing to the credit of any of the Company’s reserve accounts or any amount standing to the credit of the profit and loss account or otherwise available for distribution as of December 31, 2026 or such other date as may be determined at the sole discretion of the Directors of the Company (the “Capitalization Amount”) be capitalized and distributed amongst the persons who, on such date and time as may be specified by the Directors or an Authorized Officer after the date of this Meeting (the “Record Date”), are the registered holders (the “Flex Shareholders”) of existing ordinary shares (the “Shares”) in the capital of the Company, on the footing that the Flex Shareholders become entitled to such amount as capital in terms of Article 131 of the Constitution of the Company and that the whole of the Capitalization Amount shall be applied in payment in full of the aggregate issue price of such number of new Shares in the capital of the Company as is equal to the number of Shares held by the Flex Shareholders on the Record Date (the “Bonus Shares”, and each a “Bonus Share”) (the “Capitalization”). The Bonus Shares will rank in all respects pari passu with the existing Shares;

(b)

accordingly, the Directors be and are hereby granted the authority to allot and issue, at their sole discretion after the date of this Meeting, but on or before 12:00 a.m. (Central time) on August 31, 2027, and subject to and contingent upon the High Court (as defined in Special Resolution No. 2) having made an order confirming the Capital Reduction (as defined in Special Resolution No. 2) and immediately prior to the lodgement of such order with the Registrar (as defined in Special Resolution No. 2), the Bonus Shares credited as fully paid to the Flex Shareholders in the proportion of one (1) Bonus Share for every one (1) existing Share held by the Flex Shareholders as of the Record Date;

(c)	the Bonus Shares shall be treated for all purposes as an increase in the issued and paid-up share capital of the Company and not as income;

(d)

each of the Directors and each Authorized Officer be and is hereby authorized and empowered to complete and to do all such acts and things (including approving, modifying and executing all such documents as may be required in connection with the Capitalization) as he/she may consider desirable, necessary or expedient to give full effect to this Ordinary Resolution and the Capitalization; and

(e)

to the extent that any action in connection with the Capitalization has been performed or otherwise undertaken (whether partially or otherwise), such actions be and are hereby approved, ratified and confirmed.

2.	SPECIAL RESOLUTION: TO APPROVE THE CAPITAL REDUCTION AND DISTRIBUTION IN SPECIE

RESOLVED THAT, subject to and contingent upon the passing of Ordinary Resolution No. 1:

(a)

Pursuant to Section 78G read with Section 78I of the Companies Act 1967 (“Singapore Companies Act”) and Article 49 of the Constitution of Flex Ltd. (the “Company”) and subject to and contingent upon the confirmation and approval of the High Court of the Republic of Singapore (the “High Court”):

(i)

the issued share capital of the Company (as enlarged following the Capitalization (as defined in Ordinary Resolution No. 1)) be reduced (the “Capital Reduction”) by an amount of up to USD6,300,000,000, with the exact amount in SGD (the “Final Capital Reduction Amount”) to be determined by any Director of the Company or any person duly authorized by the Directors (each, an “Authorized Officer”) with reference to (A) the valuation of the Company’s beneficial interests in Axiom Solutions International, Inc. (“Spinco”) represented by the shares of common stock of Spinco comprised in the Distribution (as defined below) (based on the books and records of the Company) as of a date as soon as reasonably practicable before the order of the High Court is lodged with the Registrar (as defined in the Singapore Companies Act) pursuant to Section 78I of the Singapore Companies Act to effect the Capital Reduction; and (B) the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the order of the High Court is lodged with the Registrar (as defined in the Singapore Companies Act) pursuant to Section 78I of the Singapore Companies Act to effect the Capital Reduction; and

(ii)	the Capital Reduction be effected and satisfied:

(A)	by cancelling all of the Bonus Shares (as defined in Ordinary Resolution No. 1) allotted and issued pursuant to the Capitalization (as so defined in Ordinary Resolution No. 1); and

(B)

by returning the Final Capital Reduction Amount to the shareholders of the Company (“Flex Shareholders”) via a distribution in specie (the “Distribution”) of between approximately 88.0% and 94.0% of the shares of common stock of Spinco held by the Company immediately prior to the Capital Reduction (the exact number of such shares of common stock of Spinco to be determined by the Directors or an Authorized Officer, such shares having an aggregate value approximating the Final Capital Reduction Amount), free of encumbrances and together with all rights attaching thereto on and from the date the Distribution is effected, on a pro rata basis, based on the number of shares in the capital of the Company held by each Flex Shareholder as of the “Record Date” (as defined in Ordinary Resolution No. 1) on and subject to the terms set out in the proxy statement of the Company in connection with the Distribution, including that no fractional shares of common stock of Spinco shall be distributed and, in lieu of any fractional entitlement, cash payment shall be made in such manner and on such terms as the Directors may determine;

(b)

each of the Directors and each Authorized Officer be and is hereby authorized and empowered to complete and to do all such acts and things (including approving, modifying and executing all such documents as may be required in connection with the Capital Reduction and the Distribution) as he/she may consider desirable, necessary or expedient to give full effect to this Special Resolution, the Capital Reduction and the Distribution; and

(c)

to the extent that any action in connection with the Capital Reduction or the Distribution has been performed or otherwise undertaken (whether partially or otherwise), such actions be and are hereby approved, ratified and confirmed.

3.	ORDINARY RESOLUTION: TO APPROVE THE ADDITIONAL ANNUAL CASH COMPENSATION PAYABLE TO THE LEAD INDEPENDENT DIRECTOR

RESOLVED THAT, approval be and is hereby given for Flex Ltd. (the “Company”) to provide additional annual cash compensation of $50,000 to the Lead Independent Director for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Board of Directors of the Company for services rendered as a director and for service on any committees of the Board of Directors, including service as chair of any such committees of the Board of Directors; and the Lead Independent Director shall receive his or her compensation in the form of Company shares, cash, or a combination thereof at the election of the Lead Independent Director.

Notes

Eligibility to Vote at Extraordinary General Meeting

Receipt of Notice. The Flex Board of Directors has fixed the close of business on September 24, 2026 as the record date for determining those Flex shareholders who are entitled to receive copies of this notice and accompanying proxy statement (“Meeting Record Date”). However, all Flex shareholders of record whose names appear on the Branch Register of Members of Flex maintained in the United States of America on November 2, 2026, the date of the extraordinary general meeting, will be entitled to vote at the extraordinary general meeting.

Quorum

Representation in person or by proxy of at least 33 1/3% of all issued and outstanding Flex ordinary shares is required to constitute a quorum to transact business at a general meeting of Flex shareholders, including an extraordinary general meeting.

Proxies

A shareholder entitled to attend and vote at the extraordinary general meeting is entitled to appoint a proxy to attend and vote on the shareholder’s behalf. A proxy need not also be a shareholder. Even if you plan to attend the meeting, Flex encourages you to vote promptly. You may vote your shares through one of the methods described in the enclosed proxy statement. A proxy card submitted by mail must be received by Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 not less than 48 hours before the time appointed for holding the extraordinary general meeting. Please review the instructions on the proxy card and the accompanying proxy materials regarding the submission of proxies via the Internet, which provide, among other things, for the transmission of voting instructions up until 11:59 p.m. Eastern time on the day before the meeting. You may revoke your proxy at any time before it is voted. Registered shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

Personal Data Privacy

By submitting an instrument appointing a proxy or representative to attend, speak and vote at the extraordinary general meeting and any adjournment thereof, a shareholder of Flex (i) consents to the collection, use and disclosure of your personal data by Flex (or its agents or service providers) so that Flex (or its agents or service providers) can process, administer and analyze proxies and representatives appointed for the extraordinary general meeting (including any adjournment thereof) and prepare and compile attendance lists, minutes and other documents relating to the extraordinary general meeting (including any adjournment thereof), and in order for Flex (or its agents or service providers) to comply with any applicable laws, listing rules, take-over rules, regulations or guidelines (collectively, the “Purposes”), (ii) warrants that where you disclose the personal data of your proxy or representative to Flex (or its agents or service providers), you have obtained that individual’s prior consent for the collection, use and disclosure by Flex (or its agents or service providers) of such personal data for the Purposes, and (iii) agrees that you will indemnify Flex in respect of any penalties, liabilities, claims, demands, losses and damages as a result of your breach of warranty.

By order of the Board of Directors of Flex,

Chan Ching Harn, Michelle

Secretary of Flex Ltd.

Singapore

October 5, 2026

You should read the entire accompanying proxy statement, including the Annexes referred to herein, carefully before you return your proxy card or otherwise submit your proxy appointment through electronic communications in the manner set out in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to Be Held on November 2, 2026. This notice of the extraordinary general meeting and the accompanying proxy statement are available on Flex’s website at https://investors.flex.com/financials/sec-filings/.

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ADVISORY STATEMENTS FOR PERSONS IN SINGAPORE

Advisory Statement for the Distribution

Selling restrictions

This Advisory Statement applies to the proposed issuance of one (1) Bonus Share for every one (1) existing Flex ordinary share held by each Flex shareholder of record as of the Record Date and the proposed distribution by Flex of between approximately 88.0% and 94.0% of all issued and outstanding shares of Spinco common stock by way of a distribution in specie to Flex shareholders, as described in this proxy statement. You acknowledge that this proxy statement has not been registered as a prospectus with the Monetary Authority of Singapore under the Securities and Futures Act 2001 of Singapore, as amended or modified (“SFA”).

Accordingly, this proxy statement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of Bonus Shares and shares of Spinco common stock may not be circulated or distributed, nor may Bonus Shares and shares of Spinco common stock be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with, the conditions of an exemption under any provision of Subdivision (4) of Division 1 of Part 13 of the SFA, save for section 280 of the SFA. You further acknowledge that any transfer and/or disposal of Bonus Shares and shares of Spinco common stock by you (as may be allowed under this proxy statement and subject to compliance with applicable laws) shall be subject to the condition that the foregoing restrictions shall be imposed on each and every transferee and purchaser, and subsequent transferee and purchaser, of the relevant Bonus Shares or shares of Spinco common stock.

Notification under Section 309B(1) of the SFA

The Bonus Shares and shares of Spinco common stock are prescribed capital markets products (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018 of Singapore) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

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Annex F	Form of Employee Matters Agreement, by and between Flex Ltd. and Axiom Solutions International, Inc.
Annex G	Form of Intellectual Property Matters Agreement, by and between Flex Ltd. and Axiom Solutions International, Inc.
Annex H	Form of Stockholder’s and Registration Rights Agreement, by and between Flex Ltd. and Axiom Solutions International, Inc.
Annex I	Form of Product Manufacturing and Supply Agreement (Buy-Sell), by and between Flex Ltd. and Axiom Solutions International, Inc.
Annex J	Form of Product Manufacturing and Supply Agreement (Turnkey), by and between Flex Ltd. and Axiom Solutions International, Inc.
Annex K	Form of Product Manufacturing and Supply Agreement (Consignment), by and between Flex Ltd. and Axiom Solutions International, Inc.
Annex L	Form of the 2027 Equity Incentive Plan of Axiom Solutions International, Inc.
Annex M	Form of Deferred Compensation Award Agreement of Axiom Solutions International, Inc.
Annex N	Form of Deferred Compensation Plan of Axiom Solutions International, Inc.
Annex O	Form of Non-Employee Director Restricted Stock Unit Award Agreement under the 2027 Equity Incentive Plan of Axiom Solutions International, Inc.
Annex P	Form of Performance-Based Restricted Stock Unit Award Agreement under the 2027 Equity Incentive Plan of Axiom Solutions International, Inc.
Annex Q	Form of Restricted Stock Unit Award Agreement under the 2027 Equity Incentive Plan of Axiom Solutions International, Inc.
Annex R	Executive Severance Plan of Axiom Solutions International, Inc.
Annex S	Stock Purchase Agreement, dated September 3, 2026, by and among EPC Power Corp., Charge Parent, LLC, ACS Acquisitions, Inc. and Flex Ltd.
Annex T

Series A Convertible Preferred Stock Investment Agreement, dated October 2, 2026, by and among Axiom Solutions International, Inc., GC Venture XIII (ASI), L.P., other investors party thereto and Flex Ltd.

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PRESENTATION OF INFORMATION

Unless otherwise indicated or the context otherwise requires, references in this proxy statement to:

•

“we,” “us,” “our,” “Flex,” the “Company,” and “RemainCo” refer to Flex Ltd., a Singapore-incorporated public company limited by shares (company registration no. 199002645H), or, as the case may be, Flex Ltd. and its subsidiaries.

•	“Bonus Issuance” refers to issuance of one (1) Bonus Share for every one (1) existing Flex ordinary share held by each Flex shareholder of record as of the Record Date.

•	“Bonus Issuance Proposal” refers to a proposal to approve the Bonus Issuance to be considered by Flex shareholders at Flex’s extraordinary general meeting.

•	“Bonus Shares” refers to the new ordinary shares in the capital of Flex to be allotted and issued pursuant to the Bonus Issuance, and each, a “Bonus Share.”

•	“Capital Reduction” refers to the court-approved capital reduction to be carried out by Flex pursuant to Section 78G of the Singapore Companies Act in order to effect the Distribution.

•	“Capital Reduction and Distribution Proposal” refers to a proposal to approve the Capital Reduction and the Distribution to be considered by Flex shareholders at Flex’s extraordinary general meeting.

•	“Cloud & Power Infrastructure business” refers to Flex’s cloud and power infrastructure business.

•

“Distribution” refers to the distribution of between approximately 88.0% and 94.0% of all of the then issued and outstanding shares of Spinco common stock to be carried out by Flex by way of a distribution in specie to Flex shareholders on a pro rata basis based on the number of Flex ordinary shares held by each such Flex shareholder of record as of the Record Date.

•	“Distribution Date” refers to the date of the Distribution, which is expected to take place on a date to be determined by the Board of Directors of Flex.

•	“Effective Time” refers to 12:01 a.m., New York City Time, on the Distribution Date.

•	“Flex Board of Directors” refers to the board of directors of Flex.

•

“Flex business” refers to the business, activities, and operations of Flex other than the Cloud & Power Infrastructure business, in each case as conducted prior to the Distribution Date by Flex or Spinco (or any of their respective predecessors).

•	“Flex ordinary shares” refers to the ordinary shares in the capital of Flex.

•	“Flex shareholders” refers to shareholders of Flex.

•

“Flex Shareholder Approvals” refers to the affirmative vote by the holders of (i) a simple majority of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting of Flex in favor of the Bonus Issuance Proposal and (ii) at least three-fourths of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting of Flex in favor of the Capital Reduction and Distribution Proposal.

•

“Internal Reorganization” refers to the allocation, transfer, or conveyance by Flex of the entities, assets, and liabilities in advance of the Distribution so that Spinco and its subsidiaries are allocated, transferred, or conveyed the entities, assets and liabilities of the Cloud & Power Infrastructure business, while the remaining entities, assets, and liabilities will remain with Flex.

•	“High Court Approval” refers to the approval of the High Court of the Republic of Singapore of the Capital Reduction.

•

“LID Compensation Proposal” refers to a proposal to approve the additional annual cash compensation payable to the Lead Independent Director of RemainCo to be considered by Flex shareholders at Flex’s extraordinary general meeting.

•

“Person” refers to any natural person, firm, individual, corporation, business trust, joint venture, association, bank, land trust, trust company, company, limited liability company, partnership or other organization or entity, whether incorporated or unincorporated, or any governmental entity.

•

“Record Date” refers to the date to be set by the Flex Board of Directors or an officer authorized to make such determination by the Board to determine the Flex shareholders eligible to receive the Bonus Shares and the distribution of Spinco common stock.

•

“RemainCo Group” refers to (i) RemainCo, (ii) each Person (other than any member of the Spinco Group) that is a direct or indirect subsidiary of RemainCo immediately prior to the Distribution (but after giving effect to the Internal Reorganization) and (iii) each Person that becomes a subsidiary of RemainCo following the Distribution; provided that the RemainCo Group shall not include the Persons on Schedule 1.1(181) of the Separation Agreement.

•	“RemainCo Protected Customer” refers to any customer of the RemainCo Restricted Business as conducted immediately prior to the Effective Time.

•

“RemainCo Restricted Business” refers to contract manufacturing services generally, but shall exclude (i) integration of modular power equipment and associated enclosures and (ii) contract manufacturing services in the Cloud & Compute business. For the avoidance of doubt the RemainCo Restricted Business includes contract manufacturing services for the Power, Cooling, and Networking product businesses, in any jurisdiction worldwide.

•	“Restricted Period” refers to the three-year period following the Distribution.

•	“Singapore Securities and Futures Act” refers to the Securities and Futures Act 2001 of Singapore, as amended or modified.

•	“Singapore Companies Act” refers to the Companies Act 1967 of Singapore, as amended or modified.

•	“Spinco” or “Axiom” or “Archer Spinco” refers to Axiom Solutions International, Inc., a Texas corporation and its subsidiaries.

•	“Spinco Board of Directors” refers to the board of directors of Spinco.

•

“Spinco Cash Distribution” shall mean the cash distribution in an amount equal to the outstanding Indebtedness incurred by Flex in connection with its acquisition of EPC Power Corp. to be made, or caused to be made by Spinco to Flex.

•	“Spinco common stock” or “Axiom common stock” refers to the shares of common stock, par value $0.0001 per share, of Spinco.

•

“Spinco Financing Arrangements” refers to the term loan or other indebtedness for borrowed money to be incurred by Spinco immediately prior to or substantially concurrently with the effective time of the Distribution on terms and conditions reasonably acceptable to Flex.

•

“Spinco Group” refers to (a) Spinco, (b) each Person (other than any member of the RemainCo Group) that is a direct or indirect subsidiary of Spinco immediately prior to the Distribution (but after giving effect to the Internal Reorganization) and (c) each Person that becomes a subsidiary of Spinco following the Distribution, including those Persons listed on Schedule 1.1(181) under the caption “Subsidiaries” of the Separation Agreement.

•	“Spinco Protected Customers” refers to any customer of the Spinco Restricted Business as conducted immediately prior to the Effective Time.

•

“Spinco Restricted Business” refers to (i) the Power business, excluding contract manufacturing services; (ii) the Cooling business, excluding contract manufacturing services; and (iii) the Cloud & Compute business, including contract manufacturing services generally and, for the avoidance of doubt, including contract manufacturing services related to CPU and AI-accelerated servers, compute trays, fabrication of associated racks and enclosures, and integration into those racks, but shall exclude contract manufacturing services for Networking products, in any jurisdiction worldwide.

•

“Spin-Off” refers to the separation of the Cloud & Power Infrastructure business from Flex’s other businesses following the Internal Reorganization, the Distribution and the creation, as a result of the separation and distribution, of an independent, publicly traded company, Axiom Solutions International, Inc., holding the entities, assets, and liabilities associated with the Cloud & Power Infrastructure business.

•

Spinco’s historical assets, liabilities, products, businesses, or activities generally refer to the historical assets, liabilities, products, businesses, or activities of the Cloud & Power Infrastructure business as conducted by Flex prior to the completion of the Spin-Off.

Unless the context otherwise requires, the information included in this proxy statement about Spinco assumes the completion of all of the transactions referred to in this proxy statement in connection with the Spin-Off. This proxy statement describes the business to be transferred to Spinco by Flex in the separation as if the transferred business were Spinco’s business for all historical periods described. References in this proxy statement to Spinco’s historical assets, liabilities, products, businesses, or activities generally refer to the historical assets, liabilities, products, businesses, or activities of the transferred business as the business was conducted as part of Flex and its subsidiaries prior to the completion of all the transactions referred to in this proxy statement in connection with the Spin-Off.

This proxy statement is being furnished solely to provide information to Flex shareholders who will receive shares of Spinco common stock in the Distribution. It is not and is not to be construed as an inducement or encouragement to buy or sell any of Spinco’s securities or any securities of Flex. This proxy statement describes Spinco’s business, Spinco’s relationship with Flex, and how the Spin-Off affects Flex and provides other information to assist you in evaluating the benefits and risks of holding or disposing of Spinco common stock that you will receive in the Distribution. You should be aware of certain risks relating to the Spin-Off, Spinco’s business and ownership of Spinco common stock, which are described under the section of this proxy statement entitled “Risk Factors.”

QUESTIONS AND ANSWERS ABOUT THE SEPARATION AND DISTRIBUTION AND THE EXTRAORDINARY GENERAL MEETING

The following are some of the questions that you may have and answers to those questions. These questions and answers, as well as the following summary, are not meant to be a substitute for the information contained in this proxy statement, and this information is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement. You are urged to read this proxy statement in its entirety, including the Annexes referred to herein, prior to making any decision.

Q:	Why am I receiving this document?

A:

On May 5, 2026, Flex announced its plan to separate its businesses into two distinct, publicly traded companies through a distribution of Axiom shares to Flex shareholders. Axiom will operate the Cloud & Power Infrastructure business, and Flex will continue to operate its business other than the Cloud & Power Infrastructure business. Under the Singapore Companies Act, the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal must receive the Flex Shareholder Approvals, and the LID Compensation Proposal must receive the affirmative vote by the holders of a simple majority of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting of Flex. Flex is holding an extraordinary general meeting of its shareholders in order to obtain the Flex Shareholder Approvals and approval of the LID Compensation Proposal. Further, under Singapore law, following and in addition to the Flex Shareholder Approvals, the Capital Reduction will be submitted to the High Court of Singapore and must receive the High Court Approval. The parties cannot complete the Bonus Issuance, the Capital Reduction, the Distribution or the Spin-Off unless the Flex Shareholder Approvals and High Court Approval have been obtained.

This proxy statement includes important information about the Spin-Off and the extraordinary general meeting of Flex shareholders. Flex shareholders should read this proxy statement carefully and in its entirety, including the Annexes referred to herein. The enclosed proxy materials allow Flex shareholders to submit a proxy to vote their shares without attending the extraordinary general meeting. The vote of Flex shareholders is very important and Flex encourages its shareholders to submit a proxy to vote their shares as soon as possible. Please follow the instructions set forth on the enclosed proxy card (or on the voting instruction form provided by the record holder if Flex ordinary shares are held in the name of a bank, broker or other nominee).

Q:	What are the Bonus Issuance, Separation and Distribution described in this document?

A:

Axiom currently is a wholly owned subsidiary of Flex that was formed to hold assets and liabilities related to the Cloud & Power Infrastructure business. To effect the Spin-Off, Flex expects to undertake a series of internal reorganization transactions pursuant to which, among other transactions, Axiom will hold the Cloud & Power Infrastructure business.

Flex has proposed to effect the Distribution of between approximately 88.0% and 94.0% of the outstanding shares of common stock of Axiom by way of a distribution in specie to Flex shareholders on a pro rata basis based on the number of Flex ordinary shares held by each such Flex shareholder of record as of the Record Date.

The Distribution will be effected by way of the Capital Reduction under the Singapore Companies Act. Under Singapore law, the amount returned to Flex shareholders in the Capital Reduction must form part of Flex’s share capital. To permit the Capital Reduction, Flex will therefore first capitalize a portion of its reserve accounts or profit and loss account or otherwise available for distribution in an amount which, together with its existing share capital, is at least sufficient to support the Capital Reduction. The Capitalization will be effected by applying the Capitalization Amount in paying up the Bonus Shares. For the avoidance of doubt, although Bonus Shares will be allotted and issued to Flex ordinary shareholders of record on the Record Date, they will be cancelled pursuant to the Capital Reduction, which will be inter-conditional upon and which will take effect immediately following the Bonus Issuance. Flex ordinary shareholders will accordingly hold the same number of Flex shares after the Capital Reduction as immediately before the Bonus Issuance and will not retain any additional Flex shares as a result of the Bonus Issuance and the Capital Reduction.

As a result of and immediately following the Distribution, Flex shareholders will, in the aggregate, directly own approximately 88.0% and 94.0% of the outstanding shares of common stock of Axiom. Cash will be distributed in lieu of fractional shares, as described in the section of this proxy statement entitled “The Separation and Distribution—General Treatment of Fractional Shares of Common Stock.” The Flex shareholders will not provide any consideration in exchange for the receipt of such shares of Axiom common stock.

Q:	Has Flex set the Record Date?

A:

No. Flex will publicly announce the Record Date when such date has been determined. The determination of the Record Date and the announcement thereof will be made prior to the completion of the Bonus Issuance and the Distribution.

Q:	When will the Separation and Distribution be completed?

A:

Assuming receipt of the Flex Shareholder Approvals and the High Court Approval and the timely satisfaction of other necessary conditions to the Distribution, as described in this proxy statement, it is expected that between approximately 88.0% and 94.0% of the shares of Axiom common stock held by Flex will be distributed by Flex in the first calendar quarter of 2027, to Flex shareholders of record as of the Record Date. However, no assurance can be provided as to the timing of the Distribution or that all conditions to the Distribution will be met.

Q:	What are the conditions to the Distribution?

A:	The Distribution is subject to the satisfaction or waiver of the following conditions, among others:

1.

The SEC will have declared effective the registration statement on Form 10 (including the Information Statement attached as an exhibit to the Form 10 sent to the holders of Flex ordinary shares whose names appear on the Branch Register of Members maintained in the United States of America in connection with the Distribution, including any amendment or supplement thereto (the “Axiom Information Statement”) filed by Axiom with the SEC in connection with the Distribution, including any amendment or supplement thereto (the “Axiom Form 10”), with no stop order relating to the Axiom Form 10 in effect, and no proceedings for such purpose will be pending before, or threatened by, the SEC.

2.

The distribution of the Axiom Information Statement (or a notice of internet availability thereof) to holders of Flex ordinary shares whose names appear on the Branch Register of Members maintained in the United States of America.

3.	The holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Bonus Issuance.

4.	The holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Capital Reduction and Distribution.

5.	The approval from the High Court of the Republic of Singapore for the Capital Reduction and the Distribution is obtained.

6.	Flex shall have issued the Bonus Shares and immediately cancelled the Bonus Shares issued in the Bonus Issuance.

7.	Nasdaq will have approved the listing of Axiom common stock, subject to official notice of issuance.

8.

Flex having lodged with the Accounting and Corporate Regulatory Authority of Singapore (“ACRA”) a copy of the Court order approving the Capital Reduction and the Distribution and a notice containing the reduction information within 90 days beginning with the date the order was made, or within such longer period as the ACRA may, on the application of Flex, allow, and the ACRA having recorded such information lodged in the appropriate register.

9.

Flex will have received a tax opinion from its tax counsel, Skadden, Arps, Slate, Meagher and Flom LLP (“Skadden”), substantially to the effect that, among other things, for U.S. federal income tax purposes, (i) the Distribution, together with certain related transactions, will qualify as a reorganization within the meaning of sections 368(a)(1)(D), 361 and 355 of the Internal Revenue Code of 1986, as amended (the “Code,” and such qualification, the “Intended Tax Treatment”), and (ii) holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code. See the section of this proxy statement entitled “United States Federal Income Tax Consequences of the Distribution.”

10.

Flex will have received an opinion from a nationally recognized independent appraisal firm in form and substance satisfactory to Flex, confirming that after giving effect to the Distribution, Flex and Axiom will each be solvent and adequately capitalized.

11.	All actions and filings necessary or appropriate under applicable securities laws or “blue sky” laws and the rules and regulations thereunder will have been taken.

12.

No preliminary or permanent injunction or other order, decree, or ruling issued by a governmental authority, and no statute, rule, regulation, or executive order promulgated or enacted by any governmental authority will be in effect preventing the consummation of, or materially limiting the benefits of, the transactions contemplated by the Separation Agreement.

13.

Those reorganization transactions with respect to the Flex business and Cloud & Power Infrastructure business to be completed prior to the Distribution will have been effectuated in all material respects.

14.	The Flex Board of Directors will have declared the Distribution and approved all related transactions (and such declaration or approval will not have been withdrawn).

15.

No event or development will have occurred or failed to occur that, in the judgment of the Flex Board of Directors, in its sole discretion, prevents the consummation of, or makes it inadvisable to effect the separation, the Distribution, or the other related transactions.

16.

Any required governmental approvals or consents under any material contracts necessary to consummate the Distribution and the transactions contemplated by the Separation Agreement and the ancillary agreements will have been obtained and be in full force and effect.

17.

Prior to or substantially concurrently with the consummation of the Distribution, the financing for the Spinco Financing Arrangements will be available on terms acceptable to Flex and Axiom will have completed the Spinco Financing Arrangements and received the proceeds in respect thereof and Axiom will have completed the Spinco Cash Distribution.

18.	Each of the ancillary agreements will have been executed and delivered by each party thereto.

We cannot assure you that any or all of these conditions will be met, and the Flex Board of Directors may also waive conditions to the Distribution in its sole discretion. Flex may decline at any time to go forward with the Distribution, whether or not the conditions are satisfied, and the Spin-Off would then not occur. For a more detailed description, see the section of this proxy statement entitled “The Separation and Distribution—General—Conditions to the Distribution.”

Q:	Who is entitled to vote at the extraordinary general meeting?

A:

Only holders of Flex ordinary shares as of the close of business on September 24, 2026, the Meeting Record Date, are entitled to receive notice of the extraordinary general meeting. However, all Flex shareholders of record whose names appear on the Branch Register of Members of Flex maintained in the United States of America on November 2, 2026, the date of the extraordinary general meeting, will be entitled to vote at the extraordinary general meeting. As of the close of business on the Meeting Record Date, there were 369,460,443 Flex ordinary shares issued and outstanding.

Q:	What are Flex shareholders being asked to vote on?

A:

Flex shareholders are being asked to approve the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal and the LID Compensation Proposal. See the sections titled “Proposal 1—Approval of the Bonus Issuance” beginning on page 270, “Proposal 2—Approval of the Capital Reduction and the Distribution” beginning on page 272 and “Proposal 3—Approval of the Additional Annual Cash Compensation Payable to the Lead Independent Director” beginning on page 273. The approvals of the Bonus Issuance, the Capital Reduction and the Distribution under Singapore law through the Flex Shareholder Approvals are the only approvals of the holders of Flex ordinary shares required for the consummation of the Spin-Off. No further right to approve or disapprove of the Spin-Off is required by Flex shareholders or the shareholders of Axiom. The Distribution is subject to, among other things, the High Court Approval, Flex Shareholder Approvals, the Flex Board of Directors’ declaration of the Distribution and approval of all related transactions (and such declaration or approval shall not have been withdrawn).

Q:	Can Flex shareholders dissent and require appraisal of their shares?

A:	No. Holders of Flex ordinary shares are not entitled to appraisal rights in connection with the Distribution.

Q:	How do Flex shareholders attend the extraordinary general meeting?

A:

Flex shareholders can attend the extraordinary general meeting on November 2, 2026 at 2:00 p.m., Central Time. Flex intends to hold the extraordinary general meeting in person at its offices located at 12515-8 Research Blvd, Suite 300, Austin, TX 78759 U.S.A.

If your Flex ordinary shares are registered directly in your name on the Branch Register of Members of Flex maintained in the United States of America by the Transfer Agent, you are considered the shareholder of record, or registered shareholder, with respect to those shares. As the shareholder of record, you have the right to grant a proxy for your vote to either the chairperson of the extraordinary general meeting or a third party, to vote at the meeting. If you choose to vote your shares in person at the extraordinary general meeting, please bring your enclosed proxy card and current, government-issued photo identification. If your name already appears on the Branch Register of Members, you do not need a proxy card to attend and vote. If your Flex ordinary shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and your bank, broker or other nominee is considered the shareholder of record with respect to those shares. Your bank, broker or other nominee will provide you, as the beneficial owner, a package describing the procedure for voting your shares. You should follow the instructions provided by them to vote your shares. You are invited to attend the extraordinary general meeting; however, you may not vote these shares in person at the extraordinary general meeting unless you have procured from your bank, broker or other nominee that holds your shares, a grant of proxy in your favor, giving you the right to vote the shares in person at the extraordinary general meeting, and present an account statement or letter from your bank, broker or other nominee indicating that you are the beneficial holder of your Flex ordinary shares held through your bank, broker or other nominee.

Q:	What will Flex shareholders receive in the Separation and Distribution?

A:

Subject to obtaining the Flex Shareholder Approvals and the High Court Approval, Flex will effect the Distribution by distributing between approximately 88.0% and 94.0% of all issued and outstanding shares of Axiom common stock pro rata to the holders of Flex ordinary shares as of the Record Date. For additional information on the Distribution, see the section of this proxy statement entitled “The Separation and Distribution.”

Q:	How will my ownership in Flex change as a result of the Separation and Distribution?

A:

Flex shareholders’ ownership in Flex will not change as a result of the Distribution. However, in addition to owning Flex ordinary shares, immediately after the effective time of the Distribution, Flex shareholders will also own a certain number of shares of Axiom common stock based on the Exchange Ratio.

Immediately following the effective time of the Distribution, Flex shareholders are expected to own between approximately 88.0% and 94.0% of the Axiom common stock outstanding.

Q:	How will shares of Axiom common stock be distributed to Flex shareholders?

A:

Subject to the satisfaction or waiver of certain conditions, Flex expects to distribute the shares of Axiom common stock in the first quarter of 2027. Computershare Trust Company, N.A. will serve as the transfer agent and registrar for Axiom common stock and as distribution agent in connection with the Distribution.

The shares of Axiom common stock that Flex shareholders as of the Record Date are entitled to receive in the Distribution will be issued electronically in direct registration form or to their broker, bank, or other nominee on their behalf. For registered holders, the distribution agent will mail them a direct registration account statement that reflects their shares of Axiom common stock. Direct registration form refers to a method of recording share ownership when no physical share certificates are issued to shareholders, as is the case in this Distribution.

For Flex shareholders holding Flex ordinary shares through a brokerage firm or bank, the brokerage firm or bank would be said to hold the Flex ordinary shares in “street name” and ownership would be recorded on the brokerage firm or bank’s books and your brokerage firm or bank will credit their account for the shares of Axiom common stock that they are entitled to receive in the Distribution.

Flex shareholders will not be required to make any payment or surrender or exchange their Flex ordinary shares or take any other action to receive their shares of Axiom common stock.

Q:	What are the U.S. federal income tax consequences to Flex shareholders of the Distribution?

A:

It is a condition to the completion of the Distribution that Flex receives a tax opinion from Skadden, substantially to the effect that, among other things, for U.S. federal income tax purposes, (i) the Distribution, together with certain related transactions, will qualify as a reorganization within the meaning of Sections 368(a)(1)(D), 361 and 355 of the Internal Revenue Code of 1986, as amended (the “Code,” and such qualification, the “Intended Tax Treatment”), and (ii) holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code (the “Tax Opinion”). Nevertheless, this condition may be waived by Flex in its sole discretion.

Accordingly, and so long as the Distribution, together with certain related transactions, qualifies for the Intended Tax Treatment, no gain or loss should be recognized by a U.S. Holder (as defined in the section entitled “United States Federal Income Tax Consequences of the Distribution”) for U.S. federal income tax purposes, and no amount should be included in a U.S. Holder’s income, for U.S. federal income tax purposes, upon the receipt of shares of Axiom common stock pursuant to the Distribution. A U.S. Holder will, however, recognize gain or loss for U.S. federal income tax purposes with respect to cash (if any) received in lieu of a fractional share of Axiom common stock.

For more information regarding the potential U.S. federal income tax consequences of the Distribution, see the section titled “United States Federal Income Tax Consequences of the Distribution” beginning on page 148.

Q:	How will I determine my tax basis in the Axiom shares I receive in the Distribution?

A:

Assuming that the Distribution is tax-free to Flex shareholders (except with respect to any cash received in lieu of fractional shares) for U.S. federal income tax purposes, your aggregate tax basis in your Flex ordinary shares held by you immediately prior to the Distribution will be allocated between your Flex ordinary shares and the shares of Axiom common stock that you receive in the Distribution (including any fractional share interest in Axiom common stock for which cash is received) in proportion to the relative fair market values of each immediately following the Distribution. Flex will provide its shareholders with information to enable them to compute their tax basis in both Flex and Axiom shares. This information will be posted on Flex’s website following the Distribution Date.

You should consult your tax advisor about the particular consequences of the Distribution to you, including a situation where you have purchased Flex shares at different times or for different amounts and the application of state, local and non-U.S. tax laws. For a more detailed description, see the section of this proxy statement entitled “United States Federal Income Tax Consequences of the Distribution” beginning on page 148.

Q:	What were the factors that the Flex Board considered when making determinations about the Capital Reduction and the Distribution and when making their recommendations?

A:

Flex has significantly strengthened its businesses and optimized its portfolio over the last several years and, as a continuation of that transformation, the Flex Board of Directors concluded that the separation of its Cloud & Power Infrastructure business as an independent, publicly traded company will accelerate the pace of its transformation and unlock future value potential. The Spin-Off will create two strong, stand-alone businesses, each of which will have leading positions in the markets they serve and will be better positioned to deliver long-term growth and sustainable value creation for all shareholders. Flex will focus on its advanced manufacturing services business comprised of its Integrated Technology Solutions and the Regulated Manufacturing Solutions business; and Axiom will hold the Cloud & Power Infrastructure business.

The Flex Board of Directors believes that separating the Cloud & Power Infrastructure business from the remainder of Flex and distributing Axiom shares to Flex shareholders is in the best interests of Flex for a number of reasons, including among other things, simplified investment profile and enhanced ability to allocate capital on a focused basis, increased management focus on core business and distinct opportunities, improved operational and strategic flexibility, tailored capital allocation strategies align with distinct business strategies and industry specific dynamics, facilitate potential mergers and acquisitions and resulting synergies, separate acquisition currency, and improved talent attraction, retention, and alignment of management incentives.

The Flex Board of Directors also considered potentially negative factors in evaluating the Spin-Off, including, among other things, the potential for increased aggregated ongoing administrative costs for the two companies operating on a stand-alone basis post-Spin-Off, the inability to take advantage of pre-Spin-Off Flex’s size, purchasing power, borrowing leverage, and available capital for investments, one-time costs expected to be incurred related to the Spin-Off and in connection with the transition to becoming a stand-alone public company, the potential for execution risks related to the Spin-Off, and that the Spin-Off may divert management’s time and attention.

The Flex Board concluded, however, that the uncertainties, risks and potentially negative factors relevant to the Spin-Off were outweighed by the potential benefits.

For further discussion of the approval of the Flex Board, see the section titled “The Separation and Distribution—General—Reasons for the Spin-Off” beginning on page 112.

Q:	What is the recommendation of the Flex Board?

A:

On September 11, 2026, the Flex Board of Directors unanimously (i) determined that the Spin-Off is advisable and in the best interests of Flex, (ii) approved and declared advisable and in the best interests of Flex the Capital Reduction, the Distribution and, subject to receipt of the Flex Shareholder Approvals and the High Court Approval, the completion by Flex and its subsidiaries of the Spin-Off and (iii) directed that the Capital Reduction and Distribution Proposal be submitted to the Flex shareholders for approval. The Flex Board of Directors also approved and directed that the Bonus Issuance Proposal be submitted to Flex shareholders for approval and recommended that Flex shareholders vote in favor of the resolution relating to the Bonus Issuance Proposal, which will allow Flex to effectuate the Capital Reduction. Upon the terms and subject to the conditions of the Separation Agreement, the Flex Board of Directors recommended that Flex shareholders vote in favor of the resolution relating to the Capital Reduction and Distribution Proposal.

The resolutions relating to the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal are inter-conditional upon one another. This means that if any of the aforementioned resolutions is not approved, the other resolution will not be passed. Shareholders should further note that the implementation of the aforementioned resolutions is contingent upon the receipt of the High Court Approval.

Upon completion of the Spin-Off, the Company’s current CEO, Revathi Advaithi, is expected to transition to the role of non-executive chair of the Flex Board of Directors, where due to her immediately prior service as CEO she will not be independent. In support of strong governance, the Flex Board of Directors has determined that it is appropriate to appoint a Lead Independent Director to ensure continued robust independent oversight of the Flex Board of Directors. In connection therewith, the Flex Board of Directors also approved and directed that the proposal to approve the LID Compensation Proposal be submitted to Flex shareholders for approval and recommended that Flex shareholders vote in favor of the resolution relating to the LID Compensation Proposal.

The Flex Board of Directors recommends that you vote “FOR” the Bonus Issuance Proposal, “FOR” the Capital Reduction and Distribution Proposal and “FOR” the LID Compensation Proposal.

Q:	Are there risks associated with the Separation and Distribution?

A:

Yes. The material risks and uncertainties associated with the Separation and Distribution are discussed in the sections titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” beginning on pages 37 and 75, respectively.

Q:	What do I need to do now?

A:

After carefully reading and considering the information contained in this proxy statement, please respond by completing, signing and dating the enclosed proxy card (or the voting instruction form provided by the record holder if Flex ordinary shares are held in the name of a bank, broker or other nominee) and returning it in the enclosed postage-paid envelope, or by submitting your proxy through the Internet, as soon as possible so that your Flex ordinary shares may be represented and voted at the extraordinary general meeting. Shareholders of record can authorize someone other than the individual(s) named on the proxy card to attend the extraordinary general meeting and vote on their behalf by crossing out the individual(s) named on the proxy card and inserting the name, address and email address of the individual being authorized. Flex asks that you request registration of an authorized representative for the extraordinary general meeting by forwarding an image of your updated proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Beneficial owners of Flex ordinary shares can request that their bank, broker or other nominee (as the registered shareholder) authorize someone other than the individual(s) named on the legal proxy obtained from their banks, brokers, or other nominees to attend the extraordinary general meeting or vote on their behalf. Contact information for the authorized individual, including name, address and email address, should be provided to register the authorized representative. Requests for registration of an authorized representative for the extraordinary general meeting, along with the contact information specified above and an image of your legal proxy, should be directed to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Q:	How do I vote if my broker holds my shares in “street name”?

A:

If you hold Flex ordinary shares registered in the name of a bank, broker or other nominee, that bank, broker or other nominee has enclosed or will provide a voting instruction card for use in directing your bank, broker or other nominee how to vote those Flex ordinary shares. Your bank, broker or other nominee will vote your Flex ordinary shares only if you provide instructions on how to vote. You should follow the directions provided by your bank, broker or other nominee regarding how to instruct your bank, broker or other nominee to vote your shares. Without instructions, your Flex ordinary shares will not be voted on the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal.

Q:	What is a “broker non-vote”?

A:

A “broker non-vote” results when banks, brokers, and other nominees return a valid proxy but do not vote on a particular proposal because (i) they do not have discretionary authority to vote on the matter because it is “non-routine” in nature, (ii) they have not received specific voting instructions from the beneficial owner of such shares, and (iii) at least one “routine” matter for which they do have discretionary authority to cast a vote appears on the same proxy. In such a case, the brokers would physically cross out the proposals on which they do not have voting discretion, and the crossed out proposals are the broker non-votes.

Q:	What if I do not appoint a proxy to vote or abstain from voting?

A:

If you do not appoint a proxy to vote or abstain from voting, assuming a quorum is present at the extraordinary general meeting, it will have no impact on the approval of the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. Under the Singapore Companies Act, the Bonus Issuance Proposal and the LID Compensation Proposal are ordinary resolutions that require the affirmative vote by the holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting, and the Capital Reduction and Distribution Proposal is a special resolution that requires the affirmative vote by the holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting. Thus, if you do not vote or abstain from voting, your vote will not be counted towards the number of Flex ordinary shares present and voting.

Flex ordinary shares that are not represented in person or by proxy at the extraordinary general meeting will not count towards the establishment of a quorum, which is necessary to transact business at the extraordinary general meeting and vote on the Bonus Issuance Proposal, the Capital Reduction and

Distribution Proposal or the LID Compensation Proposal. However, if your Flex ordinary shares are not voted at the extraordinary general meeting but are still represented in person or by proxy at the extraordinary general meeting (including as a result of your directing an “abstention” from voting on any matter to be brought before the extraordinary general meeting), they will count towards the establishment of a quorum. If a quorum of shareholders is not present in person or by proxy at the meeting, no vote will be taken on the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. If you are a registered shareholder and you sign the enclosed proxy card but do not indicate how you want to vote, your Flex ordinary shares will be voted “FOR” the Bonus Issuance Proposal, “FOR” the Capital Reduction and Distribution Proposal and “FOR” the LID Compensation Proposal.

Q:	Can I change my vote after I have delivered my proxy?

A:

Yes. If you have properly completed and submitted your proxy card or submitted a proxy to vote your Flex ordinary shares by Internet, if you are a record holder of Flex ordinary shares, you can revoke such proxy and change your vote by:

•	sending a signed notice of revocation to the company secretary of Flex that is received prior to the extraordinary general meeting stating that you revoke your proxy;

•	properly completing, signing and dating a new proxy card bearing a later date and properly submitting it so that it is received not less than 48 hours prior to the extraordinary general meeting;

•

submitting a new proxy by logging onto the Internet website specified on the proxy card and following the instructions on the proxy card, in the same manner a shareholder would submit its proxy electronically prior to the extraordinary general meeting; or

•	attending the extraordinary general meeting and voting in person.

Simply attending the extraordinary general meeting will not revoke a proxy. In the event of multiple proxies submitted by a shareholder, each proxy will supersede the previous proxy and the last proxy given will be deemed to be the final proxy of the shareholder unless such proxy is revoked prior to or at the extraordinary general meeting.

If you hold your Flex ordinary shares in “street name” through your bank, broker or other nominee, and have directed such person to vote your Flex ordinary shares and want to change your vote, you should instruct such person to change your vote by contacting such persons and following their instructions. If, in the alternative, you wish to vote in person at the extraordinary general meeting, you must obtain a proxy from the record holder of your Flex ordinary shares.

Q:	What will happen if the extraordinary general meeting is adjourned?

A:

Although it is not currently expected, the extraordinary general meeting may be adjourned, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the extraordinary general meeting to approve the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. Assuming that a quorum is present at the time of the extraordinary general meeting, any adjournment of the extraordinary general meeting may be made at the meeting if approved by the affirmative vote of the holders of a majority of the votes present in person or by proxy at the meeting. Any adjournment of the extraordinary general meeting for the purpose of soliciting additional proxies will allow Flex shareholders who have already sent in their proxies to revoke them at any time prior to their use at the extraordinary general meeting as adjourned.

The chairperson of the extraordinary general meeting has the authority to adjourn the extraordinary general meeting for any other purpose, including the absence of a quorum. Where a quorum is not present within half an hour from the time appointed for the extraordinary general meeting, the meeting shall be adjourned without requiring the consent or approval of Flex shareholders.

Q:	Whom should I call with other questions?

A:

If you have questions about the Separation and Distribution, the extraordinary general meeting or if you need assistance in voting your shares, you should contact: D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, flexltd@dfking.com. Shareholders may call toll free (800) 488-8075 and banks and brokers may call collect (212) 269-5550.

Q:	Where can I find more information regarding Flex and Axiom?

A:	You can find more information about Flex and Axiom from the various sources described in this proxy statement.

SUMMARY

This summary highlights some of the information in this proxy statement relating to Axiom, the separation of Axiom from Flex and the Distribution of Axiom common stock by Flex to its shareholders. For a more complete understanding of Axiom’s business and the separation and distribution, you should read carefully the more detailed information set forth under the sections of this proxy statement entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom,” “Information about Axiom” and “The Separation and Distribution” and the other information included in this proxy statement, including the Annexes referred to herein.

Axiom Solutions International, Inc.

Axiom is a global, high-growth critical digital and electrical infrastructure company, providing end-to-end power and thermal management technologies and integrated infrastructure systems serving artificial intelligence (“AI”) data centers and mission-critical applications. Through its critical power and electrical infrastructure portfolio, Axiom delivers electrification solutions that enable the efficient generation, distribution, and management of power. On May 5, 2026, Flex announced its plan to separate its businesses into two distinct, publicly traded companies through a distribution of Axiom shares to Flex shareholders. The Spin-Off will create two companies with distinct growth strategies that are poised to drive significant customer and shareholder value. Axiom will operate the Cloud & Power Infrastructure business, and Flex will continue to operate its business other than the Cloud & Power Infrastructure business.

Business Overview

General

As a global leader in critical digital infrastructure, Axiom delivers end-to-end power and thermal management technologies for AI data centers and mission-critical applications. With deep expertise across critical power infrastructure, embedded and distributed power systems, power electronics, electrified architectures, advanced cooling, and compute integration, Axiom delivers system-level coordinated architectures that address power density, thermal performance and infrastructure scalability to replace fragmented, multi-vendor approaches. These integrated platforms support the scalable and reliable deployment of power-dense infrastructure across artificial intelligence and high- performance computing, cloud and service providers, industrial automation, edge computing, utilities, and modern data centers.

Axiom operates a proprietary, globally integrated platform, supported by advanced engineering, manufacturing, and service capabilities across the full power value chain. By integrating power, cooling, and compute at the system level, Axiom enables faster time-to-capacity, improved infrastructure reliability, and scalable performance as power densities and thermal complexity continue to increase. Axiom is well positioned to benefit from long-duration secular trends including accelerating electrification, rising power intensity, and increasing infrastructure complexity while supporting customers’ energy-efficiency, power-optimization, and decarbonization objectives. These dynamics are driving a sustained, multi-year buildout of digital infrastructure, particularly as artificial intelligence adoption accelerates.

Axiom maintains a global footprint serving customers in approximately 14 countries, with 19 manufacturing sites, eight design, engineering, product introduction, and service centers, and a workforce of approximately 31,000 employees, including contractors, as of June 26, 2026.

Axiom will be headquartered in Austin, Texas.

Industry Overview

The global digital infrastructure industry is experiencing significant growth driven by increasing demand for compute capacity and the associated requirements for power delivery, cooling, and rapid infrastructure deployment. As cloud computing, high-performance computing, and artificial intelligence workloads expand, data center operators, hyperscalers, and colocation providers are investing in infrastructure capable of supporting significantly higher power density and thermal loads. This is a generational transformation that requires a unified system with holistic integration support from grid to chip.

This growth is also increasing demand for utility-scale power infrastructure. New data center deployments require substantial grid capacity, substation buildouts, and expanded facility-level power distribution to support megawatt-scale deployments. As a result, power availability, interconnection timelines, and utility infrastructure have become critical factors in determining deployment speed and location. These dynamics are driving closer coordination between utility power, facility infrastructure, and rack-level architectures.

Data centers can be broadly categorized into the following primary types, each characterized by distinct requirements for power infrastructure, cooling, and compute integration:

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Cloud/Hyperscale: Large-scale facilities used to support cloud applications and AI workloads. This portion of the industry is growing rapidly as operators invest in high-density infrastructure and large-scale power capacity. Examples include Microsoft, Amazon Web Services, and Google Cloud.

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Colocation / Multi-tenant: Facilities that provide shared infrastructure for customers to deploy compute equipment. Colocation operators are expanding capacity to support higher power densities and liquid-cooled deployments. Examples include Digital Realty, Equinix, and QTS.

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Neocloud: Providers delivering AI-optimized infrastructure as a service, typically focused on high-density deployments for training and inference workloads. Examples include CoreWeave, Nebius, and Lambda Labs.

•	Enterprise: On-premises data centers operated by large enterprises. Growth in this segment has generally been more modest but continues to require upgrades to support higher-density infrastructure.

The addressable market for digital infrastructure includes facility and rack-level power systems, embedded power electronics, advanced cooling technologies, and integrated infrastructure platforms. According to publicly available research published by Goldman Sachs Research in September 2026, industry forecasts suggest that global power demand from data centers is forecast to increase by as much as 170% by 2030 compared to 2025. With hyperscale customers targeting 1+ megawatt racks and transitioning to higher-voltage power architectures, these trends are increasing the importance of coordinated power delivery, cooling, and rack-level integration.

The need for speed and scale with end-to-end integration is accelerating across all customer segments. As infrastructure requirements increase, customers are prioritizing rapid deployment, consistent architecture, and the ability to scale across multiple locations. Time to capacity, execution certainty, and deployment efficiency have become critical considerations. Constraints on the availability of skilled field labor are further increasing the value of shifting assembly, integration, and testing into controlled factory environments. Prefabricated, factory-integrated, and modular infrastructure solutions are gaining adoption as customers seek to reduce on-site complexity and bring capacity online more quickly.

Higher power density is also driving changes in rack architecture and system integration. GPU-dense deployments require significantly more power per rack, advanced cooling approaches, and tighter coordination between power delivery and compute integration. These requirements increase system complexity and favor vendors capable of delivering coordinated infrastructure solutions.

The industry is also shaped by regionalization, supply chain resilience, and energy efficiency priorities. Data center operators are seeking localized manufacturing, modular deployment strategies, and more efficient power and cooling architectures to reduce lead times and manage operational risk. These factors influence vendor selection and long-term infrastructure planning.

These trends are accelerating demand for power-dense, modular infrastructure that can be deployed rapidly and scaled efficiently. As deployments grow in size and complexity, coordinated power delivery, cooling, and rack-level integration are becoming critical to bringing capacity online.

Axiom’s Segments and Geographic Revenues

Axiom has aligned its businesses across two operating segments: Power and Cloud & Cooling. Net sales for fiscal year 2026 increased by 38%, or $1.8 billion, to $6.6 billion from the prior year. Net sales for Axiom’s Cloud & Cooling segment increased $1 billion, or 29%, to $4.5 billion from the prior year, primarily driven by Axiom’s largest two customers scaling up storage infrastructure within data centers, in conjunction with increasing AI demand. Net sales for Axiom’s Power segment increased $0.8 billion, or 62%, to $2.1 billion from the prior year, primarily driven by customers scaling up power capabilities and building data center infrastructure, in conjunction with increasing AI demand.

Axiom has established an extensive network of manufacturing facilities in the world’s major markets (Asia, the Americas, and Europe) to serve both multinational and regional customers. For the fiscal year ended March 31, 2026, 65% of Axiom’s net revenue was derived from customers in the Americas, 19% from customers in Europe, and 16% from customers in Asia. Axiom’s geographic revenue mix may fluctuate from period to period based on customer demand, product mix, and the timing of program ramps with key customers.

Axiom’s Competitive Strengths

Axiom believes the following competitive strengths set Axiom’s business apart:

Power-Anchored Grid-to-Chip Integrated Architecture: Axiom provides critical digital and electrical infrastructure solutions built around power delivery and management, spanning utility and facility power infrastructure, embedded rack and chip-level power systems, advanced liquid cooling, and rack-scale compute integration. This integrated architecture allows Axiom to coordinate power, cooling, and compute at the system level rather than delivering discrete components. By designing these layers as a coordinated architecture, Axiom helps customers reduce integration complexity, improve performance, and support reliable operation in high-density deployments.

Speed and Time-to-Capacity: Axiom integrates, assembles, and tests power, cooling, and compute infrastructure in controlled factory environments to enable rapid deployment and scalable expansion. By integrating power, cooling, and compute in factory environments, Axiom delivers pre-engineered and pre-tested modules that can reduce on-site integration requirements. This approach enables customers to bring capacity online more quickly, improve deployment consistency, and scale infrastructure across multiple locations.

Differentiated Product IP and System Integration Capabilities: Axiom develops and manufactures proprietary technologies including facility and rack-level power systems, embedded power electronics, liquid cooling technologies, prefabricated power infrastructure, and rack-scale integration. This product and manufacturing depth enables greater control over system performance, design optimization, supply continuity, and execution, supporting delivery of coordinated infrastructure platforms that span multiple layers of deployment, from facility power to rack-level integration.

Engineering and Innovation Capabilities: Axiom’s multidisciplinary engineering capabilities span power delivery, cooling, and rack-scale integration. Axiom’s innovative portfolio includes technologies such as a UL-certified capacitive energy storage system (CESS) for fast backup power and microjet liquid cooling technology obtained through the acquisition of JetCool, designed to support high-power chip cooling. Axiom also offers modular rack-level cooling distribution units and prefabricated power skids. Axiom continues to invest in research and development to support increasing compute density and evolving power and cooling requirements.

Global Footprint and Regional Reach: Axiom operates a global manufacturing footprint supporting production and assembly in proximity to customer deployments. Axiom’s global presence includes engineering, manufacturing, operations, sales, and service locations across 14 countries. This geographic footprint enables localized sourcing, diversified supply chains, and operational flexibility. This footprint supports regional sourcing, capacity flexibility, consistent execution, and on-site support with timely-delivery across complex, multi-site programs.

Deep Customer Relationships and Program Execution: Axiom maintains strong relationships with leading hyperscalers, colocation providers, silicon companies, utilities, and technology OEMs. Axiom’s customer engagement model emphasizes early collaboration and, in certain cases, co-development. Axiom’s engineering and manufacturing teams work closely with customers to translate their complex technology roadmaps into scalable deployments and multi-year programs, supporting evolving infrastructure requirements.

Axiom’s Strategy

Axiom’s strategy is to drive profitable, above-market growth by expanding its power-anchored infrastructure platform, accelerating customers’ time to capacity and scaling its global engineering, manufacturing and execution capabilities. Axiom intends to strengthen its innovative portfolio across power, cooling, and rack-scale integration, deepen strategic customer relationships, improve operational execution and deploy capital toward technologies and capabilities that enhance its competitive position.

Expand and Differentiate Axiom’s Integrated Platform: Axiom continues to invest in technologies spanning utility and facility power infrastructure, embedded rack and chip-level power systems, advanced liquid cooling, and rack-scale compute integration. Axiom’s architecture is designed to integrate these capabilities into coordinated infrastructure platforms that support higher power density and rapid deployment. By expanding its portfolio across these areas, Axiom aims to deliver more complete solutions, reduce integration complexity, improve system performance and increase its content in customer deployments.

Enable Faster Deployment and Accelerate Time to Capacity: Customers are increasingly prioritizing speed, consistency, and scalability in infrastructure deployment. Axiom intends to expand its factory-integrated, pre-engineered modules that combine power delivery, cooling, and rack-scale integration. This approach reduces on-site complexity, shortens deployment timelines, and enables customers to scale capacity consistently across multiple locations. Axiom continues to enhance its modular designs, testing capabilities, and manufacturing processes to support rapid deployment and repeatable execution.

Deepen Strategic Customer Relationships: Axiom partners with hyperscalers, colocation providers, silicon vendors, OEMs, and utilities early in their technology and infrastructure roadmaps to develop infrastructure platforms aligned with evolving requirements. Axiom’s engagement model emphasizes early collaboration, co-development, and long-term program execution. By expanding Axiom’s participation across utility power, facility infrastructure, embedded power, cooling, and rack-scale integration, Axiom aims to deepen customer relationships and increase content per deployment.

Advance Next-Generation Power Density and Cooling Technologies: Axiom is focused on advancing technologies that support increasing power density and thermal requirements. Axiom’s strategy includes continued development of high-capacity power delivery architectures, advanced liquid cooling technologies, and rack-level integration capabilities. Axiom also invests in monitoring, control, and system coordination capabilities to support reliable operation in high-density deployments. These efforts are intended to expand Axiom’s role in next-generation infrastructure architectures.

Scale Global Operations and Regional Manufacturing: Axiom leverages its global engineering and manufacturing footprint to support regional deployment and customer growth with consistent execution. Axiom’s investments are focused on expanding capacity, enhancing automation, and improving manufacturing efficiency across its sites. Axiom continues to invest in regionalized production, advanced manufacturing processes, and integrated testing capabilities to support deployment speed, supply chain resilience, and cost competitiveness.

Pursue Strategic Acquisitions: Axiom intends to build on its strong M&A track record and selectively pursue acquisitions that expand its power, cooling, and integration capabilities while expanding its product and service offerings and strengthening its global scale. Recent acquisitions include JetCool, which expanded Axiom’s direct-to-chip liquid cooling capabilities, and Electrical Power Products and Crown Technical Systems (“Crown”), both of which strengthened Axiom’s critical power and utility infrastructure offerings. On September 3, 2026, we announced that we entered into a definitive agreement to acquire EPC Power, a leading provider of intelligent power conversion solutions for data center and grid applications, for $4.4 billion. Axiom expects the purchase price to be funded with $3.3 billion of borrowings under the new Flex term loan facility and $1.1 billion of borrowings under the Bridge Facility, and at the closing of the Spin-Off, this debt is expected to be repaid with proceeds from the issuance of the Series A Preferred Stock (as defined below) and borrowings under the Axiom term loans. The addition of EPC Power Corp. (“EPC Power”)’s differentiated power conversion capabilities to Axiom’s existing power, cooling and compute portfolio broadens Axiom’s product offerings across data center and electrical infrastructure, positioning it for the transition to next-generation 800V data center power architectures as AI workloads drive higher power densities. Axiom intends to continue evaluating opportunities that enhance its technology portfolio, expand solution scope, and support growth in integrated infrastructure platforms.

Competitive Landscape

Axiom operates in highly competitive global markets spanning power infrastructure, cooling technologies, and integrated rack-scale systems. Axiom competes with providers of facility and rack-level power infrastructure, integrated infrastructure platforms, and manufacturing and system integration services.

These competitors include global providers of critical power and cooling infrastructure such as Vertiv Holdings Co., Eaton Corporation plc, Schneider Electric SE, and nVent Electric plc; suppliers of embedded and rack-level power solutions such as Delta Electronics, Inc., Lite-On Technology Corporation, and Super Micro Computer, Inc.; and electronics manufacturing services providers and original design manufacturers that support hyperscale customers, including Celestica Inc., Jabil Inc., and Foxconn.

Competition varies by program and solution scope. In power infrastructure and cooling deployments, Axiom competes with providers of facility-level and rack-level power and thermal solutions. In integrated rack-scale systems and coordinated deployments, Axiom competes with electric manufacturing service (“EMS”) providers, original design manufacturers (“ODMs”), and vertically integrated suppliers. Customers frequently use competitive bidding and multi-sourcing strategies, and some hyperscale customers have expanded internal manufacturing capabilities, which can affect outsourcing opportunities.

Axiom competes on a broad range of factors, including product performance and reliability; engineering and system design capabilities; ability to integrate power, cooling, and compute; manufacturing quality and yield; time to capacity; total landed cost; global footprint and proximity to customers; new product introduction and ramp capabilities; supply chain management; and after-market and lifecycle services. The relative importance of these factors varies by customer and by program.

The competitive landscape is dynamic and influenced by increasing power density, liquid cooling adoption, and compressed deployment timelines. These trends are driving demand for coordinated infrastructure solutions and are reshaping competition across traditional power infrastructure providers, cooling suppliers, and system integration vendors.

Recent Development

EPC Power Acquisition

On September 3, 2026, Flex, ACS Acquisitions, Inc., a Delaware corporation and wholly owned subsidiary of Flex (the “Purchaser”), EPC Power, and Charge Parent, LLC, a Delaware limited liability company (the “Seller”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Purchaser will acquire all of the equity interests (the “Equity Interests”) of EPC Power from the Seller (such transaction, the “EPC Power Acquisition”). EPC Power is expected to become part of the Cloud and Power Infrastructure business, which Flex plans to separate into Axiom in the Spin-Off. Flex is a party to the Purchase Agreement solely for purposes of guaranteeing the due and punctual performance of the Purchaser’s obligations thereunder.

The Purchaser has agreed to acquire the Equity Interests for aggregate cash consideration of $4.4 billion, payable at the closing of the EPC Power Acquisition, subject to customary adjustments as set forth in the Purchase Agreement. The Purchase Agreement contains a “locked box” mechanism in which the enterprise value of EPC Power has been fixed as of June 30, 2026 (the “Locked Box Date”). EPC Power and the Seller have agreed to customary protections against leakage of value from EPC Power between the Locked Box Date and the date of the closing, subject to customary exceptions for permitted leakage.

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The EPC Power Acquisition is expected to close in the fourth quarter of 2026, subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Purchase Agreement also includes customary termination provisions, including, among others, the ability of Purchaser or the Seller to terminate the Purchase Agreement if the EPC Power Acquisition has not been consummated on or before December 31, 2026, subject to two automatic three-month extensions under certain circumstances.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Annex S to this proxy statement.

In connection with the Purchase Agreement, on September 3, 2026, Flex entered into a Senior Unsecured 364-Day Bridge Facility Commitment Letter (the “Debt Commitment Letter”) with Citigroup Global Markets Inc., Bank of America, N.A. and BofA Securities, Inc.

The Debt Commitment Letter provides for a senior unsecured 364-day bridge loan credit facility in an aggregate principal amount of up to $4.4 billion (the “Bridge Facility”), which, as noted below, has now been reduced to $1.1 billion. The Bridge Facility is intended to be available to Flex to finance, together with other sources of funds, the EPC Power Acquisition and related expenses to the extent that Flex has not obtained other permanent financing prior to the closing of the EPC Power Acquisition. The Bridge Facility is subject to customary conditions precedent to funding, including the consummation of the EPC Power Acquisition materially in accordance with the terms of the Purchase Agreement, the absence of a Material Adverse Effect (as defined in the Purchase Agreement) and other customary funding conditions for facilities of this type. Subject to the satisfaction of the conditions set forth in the credit agreement governing the Bridge Facility, Flex intends to borrow $1.1 billion under the Bridge Facility to finance a portion of the cash consideration payable in connection with the EPC Power Acquisition.

On September 29, 2026, Flex entered into a Credit Agreement (the “Credit Agreement”) with the lenders party thereto and Citibank, N.A., as administrative agent, which provides a senior term loan credit facility in an aggregate committed amount of $3.3 billion (the “Flex Term Loan Facility”). The effectiveness of the Credit Agreement automatically and permanently reduced, on a dollar-for-dollar basis, the commitments under the Bridge Facility, leaving $1.1 billion in commitments under the Bridge Facility. The Flex Term Loan Facility was not drawn on the closing date. Subject to the satisfaction of the conditions set forth in the Credit Agreement, Flex intends to borrow $3.3 billion under the Flex Term Loan Facility to finance the remaining portion of the cash consideration payable in connection with the EPC Power Acquisition. The funding under the Flex Term Loan Facility is subject to customary conditions precedent for facilities of this type.

Flex expects that the $4.4 billion in indebtedness incurred to fund the EPC Power Acquisition will be repaid with the proceeds of the Axiom Cash Distribution, which will be funded by Axiom with the proceeds of Axiom’s Senior Credit Facilities and the proceeds of Axiom’s Series A Preferred Stock Offering, as described below.

Series A Convertible Preferred Stock Offering

Offering Overview In connection with the EPC Power Acquisition, Flex intends to cause Axiom to issue 200,000 shares of Series A Convertible Perpetual Preferred Stock (the “Series A Preferred Stock”) to fund the repayment by Flex of a portion of the indebtedness incurred in connection with the EPC Power Acquisition (the “Series A Preferred Stock Offering”). The Series A Preferred Stock will have a stated value of $10,000 per share (the “Stated Value”), for aggregate proceeds of $2.0 billion. The Series A Preferred Stock will be issued pursuant to an Investment Agreement between Axiom and the purchasers party thereto (the “Investment Agreement”) at the closing of the Series A Preferred Stock Offering, and a Certificate of Designations, Preferences and Rights of Series A Convertible Perpetual Preferred Stock (the “Certificate of Designations”) to be filed with the Secretary of State of the State of Texas at or prior to the closing of the Series A Preferred Stock Offering.

The closing of the Series A Preferred Stock Offering is subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required regulatory approval.

Ranking and Dividends The Series A Preferred Stock will rank senior to Axiom common stock and all other Junior Securities with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of Axiom, will rank pari passu with any Parity Securities and will rank junior to any Senior Securities. Dividends will accrue daily on the Stated Value plus any Compounded Dividends (the “Accumulated Stated Value”) and compound quarterly on March 31, June 30, September 30 and December 31 of each year. The dividend rate will be (i) prior to the Distribution Date, 10.0% per annum, payable in cash; (ii) on or following the Distribution Date, but prior to the fifth anniversary thereof, 6.0% per annum if paid in cash or 7.0% per annum if paid as Compounded Dividends; and (iii) on or following the fifth anniversary of the Distribution Date, the greater of (y) 8.0% and (z) the Reference SOFR (as defined in the Certificate of Designations) plus 450 basis points per annum if paid in cash, or the greater of (y) 9.0% and (z) the Reference SOFR plus 550 basis points per annum if paid as Compounded Dividends. Following the Distribution Date, Axiom will have sole discretion to pay dividends in cash or as Compounded Dividends. If and for so long as an Event of Noncompliance (as defined in the Certificate of Designations), which includes, among other things, certain failures by Axiom to deliver shares upon conversion, to effect required redemptions, to pay cash dividends prior to the Distribution Date or to comply with certain covenants, has occurred and is continuing, the then-applicable dividend rate will increase by an additional 2.0% per annum, and the increase will apply again upon a subsequent Event of Noncompliance occurring after all prior Events of Noncompliance have been cured.

If the Series A Preferred Stock Offering closes prior to the Distribution Date and Axiom’s consolidated indebtedness exceeds $2.4 billion immediately following the Distribution Date, the dividend rate shall automatically increase one-time by 1.00% per annum (which increase shall cease to apply immediately if Axiom’s consolidated indebtedness is reduced to $2.4 billion or less at any time during eighteen months following the Distribution Date but shall become permanent if Axiom’s consolidated indebtedness is not reduced to $2.4 billion or less within eighteen months following the Distribution Date). If the Series A Preferred Stock Offering closes after the Distribution Date and Axiom’s consolidated indebtedness as of the Distribution Date exceeds $2.4 billion on a pro forma basis as though the Series A Preferred Stock Offering had closed on the Distribution Date and the proceeds thereof had been used to pay off Axiom’s consolidated indebtedness, the dividend rate shall increase one-time by 1.00% per annum before Axiom’s consolidated indebtedness is reduced to $2.4 billion or lower and such additional rate becomes permanent if Axiom’s consolidated indebtedness is not reduced to $2.4 billion or lower within 18 months following the Distribution Date.

Axiom Common Stock Cash Dividends Blocker Following the Distribution Date, Axiom may not declare or pay cash dividends or distributions on, or repurchase, redeem or otherwise acquire for cash, any shares of Axiom common stock or other Junior Securities unless (i) all accumulated Compounded Dividends have been redeemed such that the Accumulated Stated Value equals the Stated Value and (ii) either the IG Rating Condition (as defined in the Certificate of Designations) is satisfied or Axiom’s Total Net Leverage Ratio (as defined in the Certificate of Designations) would be equal to or less than 4.50:1.00 after giving pro forma effect to such dividend, distribution or repurchase.

Liquidation Preference Upon an insolvency event, each holder of Series A Preferred Stock will be entitled to receive, before any distribution or payment is made to holders of Junior Securities, an amount equal to the Corporation Liquidation Price (as defined in the Certificate of Designations, which is the greater of (i) the Accumulated Stated Value plus accrued but unpaid dividends and (ii) the payment that the holder would have received had it converted its shares into Axiom common stock at the applicable Conversion Price (as defined below) immediately prior to such insolvency event. If Axiom’s assets are insufficient to pay the full liquidation price, holders of Series A Preferred Stock will share ratably with holders of any Parity Securities, subject to the rights of any Senior Securities and Axiom’s creditors.

Conversion At any time following the Distribution Date, each holder may elect to convert its shares of Series A Preferred Stock into Axiom common stock. The number of shares of Axiom common stock issuable upon conversion will be determined by dividing the Accumulated Stated Value plus accrued but unpaid dividends by the applicable Conversion Price. No conversion will be permitted on or prior to the Distribution Date.

The initial Conversion Price will be determined as follows: (i) if the conversion occurs prior to the Reset Date (the six-month anniversary of the Distribution Date), the Conversion Price will be the lower of (x) such price as would result in an Implied Enterprise Value (as defined in the Certificate of Designations) of $37.5 billion and (y) 120% of the arithmetic average of the Daily VWAP of the Axiom common stock over the 30 consecutive Trading Days immediately the Distribution Date (such arithmetic average, the “Initial Reference Price”, and (ii) if the conversion occurs on or following the Reset Date, the Conversion Price will be the lowest of (x) such price as would result in an Implied Enterprise Value of $37.5 billion, (y) 120% of the Initial Reference Price and (z) 120% of the arithmetic average of the Daily VWAP of the Axiom common stock over the 30 consecutive Trading Days immediately prior to the Reset Date. However, in no event will the Conversion Price result in an Implied Enterprise Value of less than $30.0 billion. In addition, solely in the case where the Conversion Price would result in an Implied Enterprise Value exceeding $35.0 billion, if on the third (3rd) anniversary of the Distribution Date the Mandatory Conversion Threshold (as defined below) would not be met, the Conversion Price will be adjusted downward to the greater of (x) the highest price that would allow the Mandatory Conversion Threshold to be met on such date and (y) such price as would result in an Implied Enterprise Value of $35.0 billion (collectively, the “Conversion Price”). The Conversion Price is subject to customary anti-dilution adjustments, including in the event of any stock split, stock dividend, recapitalization or similar events.

Voting Prior to the Distribution Date, each share of Series A Preferred Stock will be entitled to 1/3,750,000 of the voting power of all outstanding capital stock of Axiom. Following the Distribution Date, each holder will be entitled to a number of votes equal to the number of whole shares of Axiom common stock into which its shares of Series A Preferred Stock are convertible, and the Series A Preferred Stock will vote together with the Axiom common stock as a single class, in each case, subject to the expiration or termination of applicable waiting periods under applicable regulatory laws. The consent of holders of a majority of the outstanding Series A Preferred Stock will be required for, among other things, (a) the creation or issuance of Senior Securities or Parity Securities; (b) the reclassification of existing securities to rank senior or pari passu with the Series A Preferred Stock; (c) amendments to the terms, rights, preferences or privileges of the Series A Preferred Stock that are adverse to the holders thereof; (d) following the Distribution Date, the incurrence of indebtedness for borrowed money (other than refinancing of any existing indebtedness) unless, after giving effect thereto, either the IG Rating Condition is satisfied or Axiom’s total net leverage ratio would be equal to or less than 4.50:1.00; (e) following the Distribution Date, transactions with affiliates of Axiom exceeding $100 million individually or in the aggregate, subject to certain exceptions; and (f) amendments to Axiom’s organizational documents that adversely affect the Series A Preferred Stock. In addition, the consent of holders of at least 90% of the outstanding Series A Preferred Stock will be required for certain amendments to the Certificate of Designations, including amendments that would decrease the Stated Value, Accumulated Stated Value, any redemption price or the dividend rate, increase the Conversion Price, adversely affect holders’ conversion rights or have a disproportionate adverse effect on any holder as compared to other holders.

Board Nomination Right Following the Distribution Date, and for so long as General Catalyst holds fifty percent (50%) of the shares of Convertible Preferred Stock it holds as of the closing of the Series A Convertible Preferred Stock Offering, General Catalyst shall have the right to nominate one member to the Board of Directors.

Mandatory Conversion On or after the third anniversary of the Distribution Date, if the closing price per share of Axiom common stock equals or exceeds 200% of the Conversion Price for at least 20 Trading Days in any 30 consecutive Trading Day period (the “Mandatory Conversion Threshold”), Axiom may elect to convert all or any portion of the outstanding Series A Preferred Stock into Axiom common stock, at the then-applicable Conversion Price (the “Mandatory Conversion”). Any such Mandatory Conversion will be subject to satisfaction of the Common Stock Liquidity Conditions (as defined in the Certificate of Designations).

Redemption Upon a fundamental change of the Axiom and subject to the satisfaction of the Common Stock Liquidity Conditions, each holder will have the right to require Axiom to redeem its shares at the greater of (i) 110% of the Accumulated Stated Value plus 110% of accrued but unpaid dividends (plus 10% of the amount of dividends redeemed in a Compounded Dividends Redemption within the prior 180 days) and (ii) the value the holder would have received if it had converted its shares into Axiom common stock immediately before such fundamental change. Axiom may also elect to make such redemption mandatory, subject to satisfaction of the Common Stock Liquidity Conditions. At any time following the fifth (5th) anniversary of the Distribution Date, Axiom may, subject to satisfaction of the Common Stock Liquidity Conditions, redeem all or any portion of the outstanding Series A Preferred Stock on a pro rata basis among the holders, at a price equal to the Accumulated Stated Value multiplied by a premium percentage ranging from 107% at the fifth (5th) anniversary to 100% at and after the eighth (8th) anniversary (plus the premium that would have applied to any dividends redeemed in a Compounded Dividends Redemption within the prior 180 days), plus accrued but unpaid dividends. In addition, Axiom may at any time redeem all (but not less than all) of the then-accumulated Compounded Dividends on a pro rata basis among the holders, payable in cash or, at Axiom’s election and subject to satisfaction of the Common Stock Liquidity Conditions, in shares of Axiom common stock valued at a 5% discount to the Current Market Price (as defined in the Certificate of Designations), provided that aggregate issuances of Axiom common stock in respect of such redemptions may not exceed 1% of Axiom’s outstanding common stock.

At any time following the eighth (8th) anniversary of the Distribution Date, any holder may require Axiom to redeem its shares at the Holder Post-Spin Redemption Price, equal to the Accumulated Stated Value plus accrued but unpaid dividends. If the Distribution Date has not occurred prior to December 31, 2027, Axiom will be required to redeem the then-outstanding shares of the Series A Preferred Stock, at a price equal to, at the election of Axiom (which election is subject to approval by Flex), (i) 115% of the Stated Value if paid in cash, (ii) 125% of the Stated Value if paid in Flex ordinary shares, or (iii) a combination thereof, and Flex has agreed to guarantee the full performance and payment by Axiom of such redemption price.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Investment Agreement, a copy of which is attached as Annex T to this proxy statement.

Summary of Risk Factors

An investment in Axiom common stock is subject to a number of risks, including market, financial, regulatory and operational risks related to Axiom’s business and operations, the Spin-Off and Axiom common stock. Set forth below are some, but not all, of these risks.

Risks Related to Axiom’s Business and Operations

•	Axiom’s revenue is concentrated among a limited number of customers, which subjects Axiom to significant revenue variability, margin pressure, and counterparty risk.

•	Customer commitments are limited and demand is cyclical, which may create inventory exposure, capacity utilization challenges, and significant period-to-period variability in Axiom’s results.

•	Axiom’s concentration of accounts receivable and deposits with a small number of customers increases counterparty and collection risk.

•	Axiom’s customer contracts may permit termination for convenience or on short notice.

•	Axiom may incur significant losses if customer-specific capital equipment becomes impaired or obsolete.

•	Axiom’s relationships with key customers may require Axiom to improve its products, services, and capabilities, which may involve significant technological and design challenges.

•	Constrained supply and dependence on single- or limited-source components may elongate lead times, increase costs, and create misalignment with customer obligations.

•	Customer-directed suppliers and components may increase Axiom’s supply chain risk.

•	Axiom’s dependence on customer and third-party power and water availability, cost, and permitting may delay projects or impair economics.

•	Third-party facility control, retrofit requirements, and capacity utilization variability may introduce delays, performance risks, and contractual exposure.

•	Physical climate and geopolitical risks could disrupt Axiom’s facilities, supply chains, and customer programs.

•	Rapid technology shifts require continuous capability upgrades and may render existing solutions less competitive or obsolete.

•	Working capital intensity and access to financing may constrain growth and increase earnings volatility.

•	Capital markets and interest rate volatility may constrain Axiom’s customers’ and partners’ ability to fund sites and power, indirectly affecting program ramps and growth visibility.

•	Axiom’s business depends on continued capital investment in digital infrastructure, and any reduction in such spending could materially harm Axiom’s results.

Risks Related to the Spin-Off

•	Axiom may not achieve some or all of the expected benefits of the Spin-Off, and the Spin-Off may adversely impact Axiom’s business.

•	Axiom may not be able to prevent or detect all errors or fraud, and as a newly standalone public company, Axiom will need to establish its own internal control environment.

•

Axiom is being spun off from its parent company, Flex, and Axiom’s historical and pro forma financial information is not necessarily representative of the results that Axiom would have achieved as a separate, publicly traded company and, therefore, may not be a reliable indicator of Axiom’s future results.

•

Flex may fail to perform under various transaction agreements that will be executed as part of the Spin-Off, or Axiom may fail to have necessary systems and services in place when Flex is no longer obligated to provide services under the various agreements.

•

In connection with the Spin-Off, Flex will indemnify Axiom for certain liabilities. However, there can be no assurance that the indemnity will be sufficient to protect Axiom against the full amount of such liabilities, or that Flex’s ability to satisfy its indemnification obligations will not be impaired in the future.

•

In connection with the separation, Axiom will assume and indemnify Flex for certain liabilities. If Axiom is required to make payments pursuant to these indemnities to Flex, Axiom would need to meet those obligations and Axiom’s financial results could be adversely impacted.

•

If the Distribution, together with certain related transactions, does not qualify for the Intended Tax Treatment, you and Flex could be subject to significant U.S. federal income tax liability and, in certain circumstances, Axiom could be required to indemnify Flex for material taxes pursuant to indemnification obligations under the anticipated Tax Matters Agreement.

•

To preserve the tax-free treatment to Flex and its shareholders of the Distribution and certain related transactions, under the Tax Matters Agreement that Flex and Axiom anticipate entering into, Axiom will be restricted from taking certain actions after the Distribution that could adversely impact the Intended Tax Treatment of the Distribution and such related transactions.

•

Ms. Advaithi will serve as Axiom’s Chief Executive Officer and as one of Axiom’s directors as well as the chair of the Flex Board of Directors, and certain of Axiom’s directors and executive officers may continue to own shares of Flex, which overlap may give rise to conflicts of interest.

•	The transfer of certain employees from Flex to us contemplated by the Separation will not be complete at the time of the Distribution.

Risks Related to Axiom Common Stock

•

Axiom cannot be certain that an active trading market for Axiom common stock will develop or be sustained after the Spin-Off and, following the Spin-Off, Axiom’s stock price may fluctuate significantly.

•

Any sales of substantial amounts of shares of Axiom common stock in the public market, or the perception that such sales might occur, in connection with the Distribution or otherwise, may cause the market price of Axiom common stock to decline.

•	Your percentage of ownership in Axiom may be diluted in the future.

•	The completion of the Spin-Off is subject to the Flex Shareholder Approvals and the High Court Approval, which may not be satisfied, and the Spin-Off may not occur.

SUMMARY OF THE SEPARATION AND DISTRIBUTION

The following provides a summary of the terms of the separation and distribution. For a more detailed description of the matters described below, see the section of this proxy statement entitled “The Separation and Distribution.”

Distributing Company

Flex Ltd. is a Singapore incorporated registered public company limited by shares (company registration no. 199002645H). Following the Spin-Off, Flex will own between approximately 6.0% to 12.0% of Axiom common stock for a period of up to 24 months following the Distribution.

Distributed Company

Axiom Solutions International, Inc., a Texas corporation and, prior to the Spin-Off, a wholly owned subsidiary of Flex. Flex formed Axiom as a corporation in Delaware on April 7, 2026, for the purpose of effectuating the planned Spin-Off, and subsequently converted it into a Texas corporation pursuant to a plan of conversion. Axiom has engaged in no business activities to date and it has no material assets or liabilities of any kind, other than those incident to its formation and those incurred in connection with the Spin-Off. Pursuant to a reorganization, prior to the Spin-Off, Axiom will receive the legal entities containing the Cloud and Power Infrastructure business of Flex and its subsidiaries. After completion of the separation and distribution, we will be an independent, publicly traded company.

Distribution Ratio

Each holder of Flex ordinary shares will receive for each ordinary share of Flex held at the Record Date, an aggregate number of shares of Axiom common stock, to be determined prior to the Distribution Date. Cash will be distributed in lieu of fractional shares, as described in the section of this proxy statement entitled “The Separation and Distribution—General Treatment of Fractional Shares of Common Stock.” Please note that if you sell your Flex ordinary shares on or before the Distribution Date, then the buyer of those shares may, in certain circumstances, be entitled to receive the shares of Axiom common stock distributed on the Distribution Date.

Distributed Securities

Flex will distribute between approximately 88.0% and 94.0% of Axiom common stock owned by Flex, which will be between approximately 88.0% and 94.0% of Axiom’s common stock outstanding immediately prior to the Distribution. Based on the number of Flex ordinary shares outstanding on the Record Date and applying the Distribution Ratio (each as determined by the Flex Board of Directors), Flex will distribute an aggregate number of shares of Axiom common stock, to be determined prior to the Distribution Date, to Flex shareholders who hold Flex ordinary shares as of the Record Date. The number of shares that Flex will distribute to its shareholders will be reduced to the extent that cash payments are to be made in lieu of the issuance of fractional shares of Axiom common stock, as described below.

Following the Distribution, Flex intends to dispose of all of the Axiom common stock that it retains after the Distribution through one or more subsequent exchanges of Axiom common stock for Flex debt held by Flex creditors and/or through distributions of Axiom common stock to Flex shareholders as dividends or as non-cash consideration in exchange for issued and outstanding Flex ordinary shares pursuant to an off-market purchase on equal access scheme as prescribed by the Singapore Companies Act, in each case during the 24-month period following the Distribution.

Record Date

The Record Date is expected to be on a date to be determined by the Flex Board of Directors.

Distribution Date

The Distribution Date is expected to take place on a date to be determined by the Flex Board of Directors.

Distribution

On the Distribution Date, Flex, with the assistance of Computershare Trust Company, N.A., the distribution agent, will electronically distribute shares of Axiom common stock to your bank or brokerage firm on your behalf or through the systems of The Depository Trust Company (“DTC”) (if you hold your Flex shares through a bank or brokerage firm that uses DTC) or to you in book-entry form (if you hold your Flex shares in book-entry form). You will not be required to make any payment or surrender or exchange your Flex ordinary shares or take any other action to receive your shares of Axiom common stock on the Distribution Date. Your bank or brokerage firm will credit your account for the shares of Axiom common stock or the distribution agent or the transfer agent will mail you a book-entry account statement that reflects your shares of Axiom common stock. Please note that if you sell your Flex ordinary shares on or before the Distribution Date, then the buyer of those shares may, in certain circumstances, be entitled to receive the shares of Axiom common stock distributed on the Distribution Date. For more information, see the section of this proxy statement entitled “The Separation and Distribution—Trading Between the Record Date and the Distribution Date.”

Distribution Agent

The distribution agent, transfer agent and registrar for Axiom common stock will be Computershare Trust Company, N.A.

Reasons for the Spin-Off

Flex has significantly strengthened its businesses and optimized its portfolio over the last several years and, as a continuation of that transformation, the Flex Board of Directors concluded that the separation of its Cloud & Power Infrastructure business as an independent, publicly traded company will accelerate the pace of its transformation and unlock future value potential. The Spin-Off will create two strong, stand-alone businesses, each of which will have leading positions in the markets they serve and will be better positioned to deliver long-term growth and sustainable value creation for all shareholders:

•	Flex will focus on its advanced manufacturing services business comprised of its Integrated Technology Solutions and the Regulated Manufacturing Solutions business; and

•	Axiom will hold the Cloud & Power Infrastructure business.

The Flex Board of Directors believes that separating the Cloud & Power Infrastructure business from the remainder of Flex and distributing Axiom shares to Flex shareholders is in the best interests of Flex for a number of reasons, including:

•

Simplified Investment Profile and Enhanced Ability to Allocate Capital on a Focused Basis. The business which will constitute Axiom differs significantly in several respects from the remaining businesses of Flex, including the nature of the business, growth profile, business cycles, and secular growth drivers. The Spin-Off will simplify how investors evaluate each business, streamline the investment profiles of both businesses, permit investors to better evaluate the individual merits, performance and future prospects of each company’s business, and provide investors the ability to invest in each company separately based on those distinct characteristics, all of which may enhance each company’s marketability. The Spin-Off will also enable investors to allocate capital on a more focused basis, with Axiom providing exposure more consistent with growth end-markets in the data center, AI infrastructure, and grid modernization sectors compared to Flex as a combined company today. The Spin-Off may also attract new investors that either chose not to invest in, or assess the merits of, pre-Spin-Off Flex given its complexity and its exposure to disparate markets and trends.

•

Increased Management Focus on Core Business and Distinct Opportunities. The Spin-Off will result in dedicated, independent management for each of the businesses and enable the respective management teams to adopt strategies and pursue objectives specific to their respective businesses and better focus on strengthening their respective core businesses and operations. Enhancing the management focus with respect to each business is also expected to increase operating flexibility, and allow each company to pursue opportunities for growth distinct to their respective businesses. In addition, the Spin-Off will give each respective management team the opportunity to focus on the goals and expectations of such company’s respective investors. The separation of the experienced management teams and other key personnel operating the businesses will result in the ability for each company to better satisfy the needs of its respective shareholders.

•

Improved Operational and Strategic Flexibility. The Spin-Off will permit each business to pursue its own business interests, operating priorities and strategies more effectively without having to consider the impact on the business of the other company or on the balance and composition of pre-Spin-Off Flex’s overall portfolio and will enhance operational flexibility for both businesses.

•

Tailored Capital Allocation Strategies Align with Distinct Business Strategies and Industry Specific Dynamics. The Spin-Off will permit each company to implement a capital structure and flexible capital deployment policy that is optimized for its strategy and business needs, and that is aligned with each company’s target investor base. Flex believes that the Spin-Off will provide flexibility to better manage capital structure based on each company’s forecasted cash generation, planned investments, credit rating requirements, acquisition activity, and capital returns, among other factors, and accordingly will allow each company to invest capital (or return capital to its investors) at the time and in the manner most appropriate for its distinct strategic priorities and business needs. Each company will also have direct access to the debt and equity capital markets to fund its growth strategies, and the ability to concentrate its financial resources solely on its own operations.

•

Facilitate Potential Mergers and Acquisitions and Resulting Synergies. As a result of the Spin-Off, each company is expected to be better situated to pursue future acquisitions, joint ventures, and other strategic opportunities as well as internal expansion that is more closely aligned with such company’s strategic goals and expected growth opportunities.

•

Separate Acquisition Currency. The Spin-Off will provide each of Flex and Axiom with its own distinct equity currency that relates solely to its business to use in pursuing strategic opportunities. For example, each of Flex and Axiom will be able to pursue strategic acquisitions in which potential sellers would prefer equity or to raise cash by issuing equity to public or private investors. This benefit is particularly compelling for Axiom, where acquisition target valuations in the data center and AI infrastructure sectors remain elevated.

•

Improved Talent Attraction, Retention, and Alignment of Management Incentives. The Spin-Off will enable each company to design and implement equity compensation programs that are directly tied to the performance and value of its respective business. The ability to offer equity incentives linked directly to the performance of each individual company is expected to improve each company’s ability to recruit, retain, and provide incentive compensation to employees through equity compensation plans that offer more direct correlation between employees’ compensation and the performance of the business for which such employees are responsible. This direct linkage between equity compensation and business performance is expected to enhance management focus and accountability.

The Flex Board of Directors also considered potentially negative factors in evaluating the Spin-Off, including:

•

The potential for increased aggregated ongoing administrative costs for the two companies operating on a stand-alone basis post-Spin-Off, such as expenses associated with reporting and compliance as public companies and separate working capital requirements, overhead, insurance, financing, and other operating costs, as well as the potentially higher cost of capital as separate companies.

•

The inability to take advantage of pre-Spin-Off Flex’s size, purchasing power, borrowing leverage, and available capital for investments. After the Spin-Off, as standalone companies, Axiom and/or Flex may be unable to obtain goods and services at prices or on terms as favorable as those currently obtained by pre-Spin-Off Flex, and the degree to which Flex will be leveraged could adversely affect its business, financial condition, results of operations, and cash flows.

•

One-time costs Axiom expects to incur related to the Spin-Off and in connection with the transition to becoming a stand-alone public company including, among others, professional services costs, tax expense, recruiting, and other costs associated with hiring for two stand-alone corporate structures, and costs to separate IT systems and create two separate stand-alone IT structures.

•

The potential for execution risks related to the Spin-Off, including disruption to the business as a result of the Spin-Off and the possibility that Axiom and/or Flex do not achieve the expected benefits of the Spin-Off for a variety of reasons.

•	The Spin-Off may divert management’s time and attention, which could have a material adverse effect on the business, results of operations, financial condition, and cash flows of Axiom.

•	Following the Spin-Off, Axiom and/or Flex may be more susceptible to market fluctuations and other events particular to one or more of their products than they currently are as pre-Spin-Off Flex.

•

Axiom’s revenues are expected to be more concentrated among a limited number of customers, which may increase Axiom’s exposure to changes in the purchasing decisions, financial condition, or business strategies of these customers, and may affect Axiom’s ability to negotiate favorable terms or affect its credit ratings.

•

The potential that reduced business diversification, with each post-Spin-Off company operating with a smaller product portfolio than pre-Spin-Off Flex, could increase the volatility of earnings and cash flow.

•	Certain costs and liabilities that were otherwise less significant to pre-Spin-Off Flex could be more significant to Flex and/or Axiom after the Spin-Off as smaller, stand-alone companies.

•

Flex’s ordinary shares and Axiom’s common stock could experience selling pressure after the Spin-Off as certain pre-Spin-Off shareholders may not be interested in holding an investment in one or both of the two post-Spin-Off companies.

•

Flex and/or Axiom may be restricted in their ability to pursue certain opportunities that may have otherwise been available in order to preserve the tax-free nature of the Distribution and related transactions for U.S. federal income tax purposes.

•

There may be, or there may be the appearance of, conflicts of interest or differences in strategy in Axiom’s relationship with Flex. Actual, potential, or perceived conflicts could give rise to investor dissatisfaction, settlements with shareholders, litigation or regulatory inquiries, or enforcement actions.

The Flex Board of Directors concluded that the potential benefits of the Spin-Off outweighed these factors and risks. The Flex Board of Directors also considered these potential benefits and potentially negative factors in light of the risk that the Spin-Off is abandoned or otherwise not completed, resulting in Flex not separating into two independent, publicly traded companies.

In view of the wide variety of factors considered in connection with the evaluation of the Spin-Off and the complexity of these matters, the Flex Board of Directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to the factors considered.

The anticipated benefits of the Spin-Off are based on a number of assumptions, and there can be no assurance that such benefits will materialize to the extent anticipated, or at all. In the event the Spin-Off does not result in such benefits, the costs associated with the Spin-Off could have an adverse effect on each company individually and in the aggregate. For more information, see the section of this proxy statement entitled “The Separation and Distribution—General—Reasons for the Spin-Off” and “Risk Factors.”

Aspects of the Spin-Off may increase the risks associated with ownership of shares of Axiom common stock. In connection with the Spin-Off, Axiom expects to incur indebtedness pursuant to the Axiom Financing Arrangements and to complete the Spinco Cash Distribution to Flex prior to or substantially concurrently with the consummation of the Spin-Off. The terms of such indebtedness are subject to change and will be finalized prior to the closing of the Spin-Off.

Reasons for Flex’s Retention of Between Approximately 6.0% to 12.0% of Axiom Common Stock

Flex’s plan to transfer less than all of the Axiom common stock to its shareholders in the Distribution is motivated by its desire to establish, in an efficient and non-taxable, cost-effective manner, an appropriate capital structure for each of Flex and Axiom, including by reducing, directly or indirectly, Flex’s indebtedness during the 24-month period following the Distribution. Flex’s retention of shares of Axiom common stock is expected to increase its financial flexibility and support the establishment of optimal capital structures for each of Flex and Axiom by allowing Flex to reduce leverage in a tax-efficient manner. Flex intends to dispose of all of the retained shares of Axiom common stock after the Distribution through one or more subsequent exchanges of Axiom common stock for Flex debt held by Flex creditors and/or through distributions of Axiom common stock to Flex shareholders as dividends or as non-cash consideration in exchange for issued and outstanding Flex ordinary shares pursuant to an off-market purchase on equal access scheme as prescribed by the Singapore Companies Act, in each case during the 24-month period following the Distribution.

Conditions to the Distribution

The Distribution is subject to the satisfaction or waiver of the following conditions, among others:

•

The SEC will have declared effective the Axiom Form 10, with no stop order relating to the Axiom Form 10 in effect, and no proceedings for such purpose will be pending before, or threatened by, the SEC.

•

The distribution of the Axiom Information Statement (or a notice of internet availability thereof) to holders of Flex ordinary shares whose names appear on the Branch Register of Members maintained in the United States of America.

•	The holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Bonus Issuance Proposal.

•

The holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Capital Reduction and Distribution Proposal.

•	The High Court Approval is obtained.

•	Flex shall have issued the Bonus Shares and immediately cancelled the Bonus Shares issued in the Bonus Issuance.

•	Nasdaq will have approved the listing of Axiom common stock, subject to official notice of issuance.

•

Flex having lodged with the ACRA a copy of the Court order approving the Capital Reduction and the Distribution and a notice containing the reduction information within 90 days beginning with the date the order was made, or within such longer period as the ACRA may, on the application of Flex, allow, and the ACRA having recorded such information lodged in the appropriate register.

•	Flex will have received the Tax Opinion. See the section of this proxy statement entitled “United States Federal Income Tax Consequences of the Distribution.”

•

Flex will have received an opinion from a nationally recognized independent appraisal firm in form and substance satisfactory to Flex, confirming that after giving effect to the Distribution, Flex and Axiom will each be solvent and adequately capitalized.

•	All actions and filings necessary or appropriate under applicable securities laws or “blue sky” laws and the rules and regulations thereunder will have been taken.

•

No preliminary or permanent injunction or other order, decree, or ruling issued by a governmental authority, and no statute, rule, regulation, or executive order promulgated or enacted by any governmental authority will be in effect preventing the consummation of, or materially limiting the benefits of, the transactions contemplated by the Separation Agreement.

•

Those reorganization transactions with respect to the Flex business and Cloud & Power Infrastructure business to be completed prior to the Distribution will have been effectuated in all material respects.

•	The Flex Board of Directors will have declared the Distribution and approved all related transactions (and such declaration or approval will not have been withdrawn).

•

No event or development will have occurred or failed to occur that, in the judgment of the Flex Board of Directors, in its sole discretion, prevents the consummation of, or makes it inadvisable to effect the separation, the Distribution, or the other related transactions.

•

Any required governmental approvals or consents under any material contracts necessary to consummate the Distribution and the transactions contemplated by the Separation Agreement and the ancillary agreements will have been obtained and be in full force and effect.

•

Prior to or substantially concurrently with the consummation of the Distribution, the financing for the Spinco Financing Arrangements will be available on terms acceptable to Flex and Axiom will have completed the Spinco Financing Arrangements and received the proceeds in respect thereof and Axiom will have completed the Spinco Cash Distribution.

•	Each of the ancillary agreements will have been executed and delivered by each party thereto.

Flex and Axiom cannot assure you that any or all of these conditions will be met, and the Flex Board of Directors may also waive conditions to the Distribution in its sole discretion. If the Spin-Off is completed and the Flex Board of Directors waives any such condition, such waiver could have a material adverse effect on Flex’s and Axiom’s respective business, financial condition, or results of operations, including, without limitation, as a result of litigation relating to any preliminary or permanent injunctions that sought to prevent the consummation of the Spin-Off, or the failure of Flex and Axiom to obtain any required regulatory approvals. As of the date hereof, the Flex Board of Directors does not intend to waive any of the conditions described herein.

The fulfillment of the above conditions will not create any obligation on behalf of Flex to effect the Spin-Off, and Flex may at any time decline to go forward with the Spin-Off. Until the Spin-Off has occurred, Flex has the right not to complete the Spin-Off, even if all the conditions have been satisfied, if, at any time prior to the Distribution, the Flex Board of Directors determines, in its sole discretion, that the Spin-Off is not in the best interests of Flex, that a sale or other alternative is in the best interests of Flex, or that market conditions or other circumstances are such that it is not advisable at that time to separate the Cloud & Power Infrastructure business from Flex.

Stock Exchange Listing

Axiom intends to apply to list Axiom common stock on Nasdaq under the symbol “AXM.”

Relationship between Flex and Axiom Following the Spin-Off

Following the completion of the Spin-Off, Flex and Axiom will be independent companies. Flex will own between approximately 6.0% to 12.0% of Axiom common stock following the Distribution and the parties expect that the relationship between Flex and Axiom will be governed by the ancillary agreements. These agreements will collectively provide for the allocation between Axiom and Flex of Flex and Axiom’s assets, employees, liabilities, and obligations (including employee benefits, intellectual property, and tax-related assets and liabilities) attributable to periods prior to, at and after the Spin-Off. The Separation Agreement will include reciprocal non-competition and customer non-solicitation restrictions applicable worldwide during the Restricted Period. Generally, Axiom and its subsidiaries would be restricted from engaging in the RemainCo Restricted Business or soliciting any RemainCo Protected Customer, while RemainCo and its subsidiaries would be restricted from engaging in the Axiom Restricted Business or soliciting any Axiom Protected Customer, subject to specified exceptions. For additional information regarding these agreements, see the sections of this proxy statement entitled “Risk Factors—Risks Related to the Spin-Off” and “Certain Relationships and Related Transactions.”

Principal Executive Office

As part of the Spin-Off, Axiom was incorporated as a corporation in Delaware on April 7, 2026 and was subsequently converted to a Texas corporation pursuant to a plan of conversion. Axiom’s principal executive offices are currently located at 10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758, and Axiom’s telephone number is currently (512) 425-7929. Axiom maintains a website at axiomsolutions.com. The information contained on Axiom’s website or that can be accessed through Axiom’s website neither constitutes part of this proxy statement nor is incorporated by reference herein, and investors should not rely on any such information in deciding whether to invest in Axiom common stock.

Reasons for Furnishing This Proxy statement; Changes in the Terms of the Spin-Off

This proxy statement is being furnished solely to provide information to Flex shareholders who are entitled to receive shares of Axiom common stock in the Distribution. The proxy statement is not, and is not to be construed as, an inducement or encouragement to buy, hold, or sell any of Axiom securities or securities of Flex. Flex believes that the information in this proxy statement is accurate as of the date set forth on the cover.

Changes may occur after that date and none of Flex, Axiom, the Spinco Board of Directors or the Flex Board of Directors undertakes any obligation to update such information, except as required by applicable federal securities laws.

Flex does not intend to notify its shareholders of any modifications to the terms of the Spin-Off, including the waiver of any conditions to the Distribution, that, in the judgment of the Flex Board of Directors, are not material. However, the Flex Board of Directors would likely consider material matters such as significant changes to the Distribution Ratio, or significant changes to the assets to be contributed or the liabilities to be assumed in the separation, as well as any waiver of the conditions that the Flex Board of Directors receives the Tax Opinion, obtains the Flex Shareholder Approvals, or obtains the High Court Approval with respect to the Spin-Off. To the extent that the Flex Board of Directors determines that any modification by Flex materially changes the material terms of the Spin-Off, including through the waiver of a condition to the Distribution, Flex will notify Flex shareholders in a manner reasonably calculated to inform them about the modification as may be required by law, by, for example, publishing a press release, filing a current report on Form 8-K, or making available a supplement to this proxy statement. As of the date hereof, the Flex Board of Directors does not intend to waive any of the conditions described herein.

SUMMARY OF AXIOM HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following tables set forth certain selected historical combined financial data as of June 26, 2026, March 31, 2026 and March 31, 2025, the three-months ended June 26, 2026 and June 27, 2025, and for the fiscal years ended March 31, 2026, 2025 and 2024, and have been derived from Axiom’s unaudited pro forma combined financial information, Axiom’s unaudited condensed combined financial statements and historical audited combined financial statements and notes thereto included elsewhere in this proxy statement. The following tables also present certain unaudited pro forma combined financial information. The unaudited pro forma adjustments to the combined statements of operations assume that the Spin-Off and related transactions occurred as of April 1, 2025, which was the first day of the 2026 fiscal year. The unaudited pro forma combined balance sheet gives effect to the Spin-Off and related transactions as if they had occurred on June 26, 2026, Axiom’s latest balance sheet date. The combined financial statements include the assets, liabilities, revenues and expenses that management has determined are specifically or primarily identifiable to Axiom as well as direct and indirect costs that are attributable to Axiom’s operations.

The certain select combined financial data below is only a summary and should be read in conjunction with the sections of this proxy statement titled “Axiom Unaudited Pro Forma Condensed Combined Financial Information”, “Capitalization of Axiom”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom” as well as Axiom’s combined financial statements and the notes thereto included elsewhere in this proxy statement.

The certain select combined financial data is based upon available information and assumptions that Axiom believes are reasonable and supportable and may not necessarily reflect what Axiom’s financial condition, results of operations or cash flows would have been had Axiom been a standalone company during the periods presented, including changes that will occur in Axiom’s operations and capital structure as a result of the Spin-Off such as changes in financing, operations, cost structure and personnel needs of Axiom’s business.

A final determination regarding Axiom’s capital structure has not yet been made, and the ancillary agreements have not been finalized. As such, the unaudited pro forma combined financial information may be revised in future amendments to reflect the impact on Axiom’s capital structure and the final form of those agreements, to the extent any such revisions would be deemed material.

Summary Select Axiom Combined Financial Data

	Pro Forma		Historical
	Three-Month Period Ended	Year Ended	Three-Month Periods Ended		Years ended
(In millions, except per share amounts)	June 26, 2026	March 31, 2026	June 26, 2026	June 27, 2025	March 31, 2026	March 31, 2025	March 31, 2024
Net sales	$2,403	$7,031	$2,202	$1,626	$6,614	$4,799	$3,244
Cost of sales	2,122	6,301	1,937	1,434	5,831	4,176	2,843

Gross profit	281	730	265	192	783	623	401
Selling, general and administrative expenses	107	384	82	57	253	184	123
Intangible amortization	28	90	18	13	50	36	32

Operating income	146	256	165	122	480	403	246
Interest expense	34	139	1	2	5	6	4
Other charges (income), net	(1)	(12)	—	2	(7)	8	(1)

Income from operations before income taxes	113	129	164	118	482	389	243
Provision for (benefit from) income taxes	2	(563)	11	14	69	69	61

Net income	$111	$692	$153	$104	$413	$320	$182

Summary Historical Combined Balance Sheets

	Pro Forma	Historical
	As of	As of
(In millions)	June 26, 2026	June 26, 2026	March 31, 2026	March 31, 2025
Cash and cash equivalents	$1,000	$20	$7	$24
Total assets	$14,712	$8,269	$6,032	$3,343
Long-term debt	$2,411	$—	$—	$—
Total liabilities	$7,696	$4,743	$4,069	$1,824
Total temporary equity	$1,935	$—	$—	$—

Total equity	$5,081	$3,526	$1,963	$1,519

Total liabilities and equity	$14,712	$8,269	$6,032	$3,343

In addition to Axiom’s operating results, as calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), Axiom uses, and plans to continue using, non-GAAP financial measures when monitoring and evaluating operating performance and liquidity. The non-GAAP financial measures presented in this proxy statement are supplemental measures of Axiom’s performance and Axiom’s liquidity that Axiom believes help investors understand Axiom’s financial condition and operating results and assess Axiom’s future prospects. For more information about Axiom’s non-GAAP financial measures see “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom—Non-GAAP Financial Measures.”

Adjusted Operating Income

	Pro Forma		Historical
	Three-Month Period Ended	Year Ended	Three-Month Periods Ended		Years ended
(In millions)	June 26, 2026	March 31, 2026	June 26, 2026	June 27, 2025	March 31, 2026	March 31, 2025	March 31, 2024
GAAP operating income	146	$256	$165	$122	$480	$403	$246
Intangible amortization	43	141	20	13	50	36	32
Stock-based compensation	15	40	13	9	33	23	14
Restructuring	—	10	—	1	10	5	3
Legal and other	12	56	12	3	16	5	—

Non-GAAP operating income	216	$503	$210	$148	$589	$472	$295

Adjusted Net Income

	Pro Forma		Historical
	Three-Month Period Ended	Year Ended	Three-Month Periods Ended		Years ended
(In millions)	June 26, 2026	March 31, 2026	June 26, 2026	June 27, 2025	March 31, 2026	March 31, 2025	March 31, 2024
GAAP net income	$111	$692	$153	$104	$413	$320	$182
Intangible amortization	43	141	20	13	50	36	32
Stock-based compensation	15	40	13	9	33	23	14
Restructuring	—	10	—	1	10	5	3
Legal and other	12	56	12	3	16	5	—
Adjustments for taxes (1)	(18)	(634)	(9)	(8)	(24)	(16)	(11)

Non-GAAP net income	$163	$301	$189	$122	$498	$373	$220

(1)

Adjustment for taxes relates to the tax effects of the various adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income and certain adjustments related to non-recurring settlements of tax contingencies or other non-recurring tax charges, when applicable. For the adjusted pro forma net income for the period ending March 31, 2026, the adjustments for taxes is computed by: (i) applying the statutory tax rate to each non-GAAP adjustment to net income, and (ii) removing the one-time pro forma tax benefit of $572 million related to the Company’s anticipated deferred tax asset, net of valuation allowance, related to stepped-up tax basis amortization that will be generated by an intercompany transaction involving Axiom intangible property that will occur prior to the separation of the Axiom business.

Free Cash Flow

	Historical
	Three-Month Periods Ended		Years Ended
(In millions)	June 26, 2026	June 27, 2025	March 31, 2026	March 31, 2025	March 31, 2024
Net cash provided by (used in) operating activities	$(69)	$200	$411	$175	$242
Purchases of property and equipment	(160)	(42)	(238)	(104)	(78)
Proceeds from the disposition of property and equipment	—	—	1	6	7

Free cash flow	$(229)	$158	$174	$77	$171

RISK FACTORS

The risks and uncertainties described below could materially and adversely impact Spinco’s business, financial condition, and results of operations, could cause actual results to differ materially from Spinco’s expectations and projections, and could cause the market value of Spinco common stock to decline. You should consider these risk factors when evaluating Spinco and Spinco common stock and when reading the rest of this proxy statement, including the sections entitled “Information about Axiom” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom” and Spinco’s financial statements and related notes included elsewhere in this document. These risk factors may not include all of the important factors that could affect Spinco’s business or its industry or that could cause Spinco’s future financial results to differ materially from historic or expected results or cause the market price of Spinco common stock to fluctuate or decline. Additional risks and uncertainties not currently known to Spinco or that Spinco currently believes are immaterial also may impair Spinco’s business, results of operations, liquidity, and financial condition.

Risks Related to Spinco’s Business and Operations

Customer and Revenue Risks

Spinco’s revenue is concentrated among a limited number of customers, which subjects Spinco to significant revenue variability, margin pressure, and counterparty risk.

A relatively small number of customers have historically accounted for, and are expected to continue to account for, a majority of Spinco’s revenue. The loss of one or more of Spinco’s largest customers, or a significant reduction in sales to any of these customers, could materially and adversely affect Spinco’s business, financial condition, and results of operations. For the fiscal year ended March 31, 2026, Spinco’s top two customers represented 34% and 30% of Spinco’s revenue, respectively. Collectively, Spinco’s top two customers accounted for 64% and Spinco’s top 10 customers accounted for 87% of Spinco’s revenue.

Spinco’s customer base is concentrated in part due to the structure of the digital infrastructure industry, in which a limited number of hyperscale cloud providers, colocation companies, and large enterprises represent a substantial portion of market demand. This industry structure may make it difficult or impractical for Spinco to materially diversify its customer base, and Spinco expects that customer concentration will continue for the foreseeable future.

Spinco’s dependence on a concentrated customer base subjects Spinco to significant risks. These customers typically have substantial purchasing power and negotiating leverage, which they may use to obtain favorable pricing, extended payment terms, or other concessions that could reduce Spinco’s margins or adversely affect Spinco’s cash flows. As Spinco’s customers grow larger through consolidation or organic growth, their bargaining power may increase further. In addition, decisions by one or more significant customers to shift their purchases to Spinco’s competitors, to vertically integrate and manufacture products internally, to develop their own infrastructure that may compete with Spinco, or to reduce the volume of products or services they purchase from Spinco could have a material adverse effect on Spinco’s business. Spinco’s customers may have pre-existing or concurrent relationships with, or may themselves be, current or potential competitors, which may affect such customers’ decisions to purchase Spinco’s products and services or the terms on which they are willing to do so. Certain hyperscale customers have developed, or may develop, internal capabilities that compete with Spinco’s offerings, and these customers may choose to reduce their reliance on third-party providers like Spinco over time.

Certain of Spinco’s customer contracts contain change of control, assignment, or consent provisions that may be triggered by the separation or the Distribution. If Spinco is unable to obtain required consents from customers, or if customers exercise termination or other contractual rights in connection with the separation, Spinco’s business, financial condition, and results of operations could be materially and adversely affected. Spinco’s contracts with its top two customers require consents in connection with the separation. Spinco has engaged with these customers regarding the separation and, based on discussions to date, expects to obtain the required consents prior to the completion of the Distribution. However, Spinco cannot provide any assurance that such consents will be obtained, or that they will be obtained on terms acceptable to Spinco. In addition, even if consents are not technically required, customers may use the separation as an opportunity to renegotiate pricing, reduce order volumes, or otherwise modify their relationships with Spinco. See “Risks Related to the Spin-Off” for additional information regarding third-party consent requirements.

Spinco may not be able to replace lost revenue from a key customer with revenue from new customers or increased sales to existing customers on a timely basis or at all. This could materially and adversely affect Spinco’s business, financial condition, and results of operations.

Customer commitments are limited and demand is cyclical, which may create inventory exposure, capacity utilization challenges, and significant period-to-period variability in Spinco’s results.

Spinco’s customers generally do not commit to long-term production schedules or provide binding forecasts of their product needs, and Spinco’s contracts with customers typically do not require them to purchase any minimum quantities. Customer purchase orders are often subject to cancellation, modification, or rescheduling, in some cases with limited or no penalties. Many agreements provide for non-cancellable/non-returnable (NCNR) terms or other inventory liability coverage, and some agreements include contractual price reductions or other pricing mechanisms over the term, which can adversely affect revenue and margins. Spinco’s customers may terminate their relationships with Spinco or significantly reduce or delay orders at any time, including as a result of changes in their own business conditions, product demand, technology strategy, or for convenience. Spinco’s inability to accurately forecast customer demand or manage order volatility can result in excess or obsolete inventory, non-cancellable outstanding firm purchase orders which are no longer required requiring cancellation at a cost, manufacturing inefficiencies, and increased costs.

In addition, Spinco’s contracts with customers are often for finite terms and are subject to renewal or renegotiation upon expiration. Spinco cannot assure you that its customers will renew their contracts with Spinco or, if they do, that the terms of any renewal will be as favorable as Spinco’s current contract terms. Customers may use contract renewal cycles as an opportunity to demand price concessions, impose additional requirements, or reduce order volumes. Spinco’s failure to renew contracts with key customers, or to renew them on terms that are favorable to Spinco, could materially and adversely affect Spinco’s business, financial condition, and results of operations.

Because Spinco’s customers operate in highly competitive, rapidly evolving end markets, their demand can be cyclical, project-driven, and influenced by capital spending cycles, regulatory developments, and technology transitions. These dynamics can cause significant period-to-period variability in orders, forecasts, and backlog conversion. Spinco generally does not obtain firm, long-term purchase commitments from its customers, and Spinco often experiences reduced lead times in customer orders that may be shorter than the lead time Spinco requires to procure necessary components and materials.

When demand is reduced, delayed, or cancelled, Spinco may face excess and obsolete inventory, underutilized assets, margin pressure, adverse working capital effects, and increased cash needs. Forecast error, combined with rapid technology transitions, can lead to excess and obsolete inventory, expedite fees, higher logistics costs, suboptimal factory loading, and variability in revenue and gross margin from period to period. Many factors outside of Spinco’s control impact its customers and their ordering behavior, including recession in end markets, changing technology and industry standards, commercial acceptance for products, product obsolescence, and loss of business. This could materially and adversely affect Spinco’s business, financial condition, and results of operations.

Spinco’s concentration of accounts receivable and deposits with a small number of customers increases counterparty and collection risk.

A significant portion of Spinco’s accounts receivable is concentrated among a small number of customers. This concentration of credit risk increases Spinco’s exposure to nonpayment, late payment, or financial distress affecting any one of these customers. If one or more of Spinco’s key customers experiences financial difficulties, delays payments, disputes amounts owed, or becomes subject to bankruptcy or insolvency proceedings, Spinco could experience material losses or be required to write off a substantial portion of Spinco’s accounts receivable. In addition, the failure of a key customer to pay amounts owed to Spinco when due could adversely affect Spinco’s liquidity and Spinco’s ability to meet its own financial obligations. Spinco periodically reviews the creditworthiness of its customers; however, such reviews may not be effective in identifying potential credit risks or in preventing nonpayment. Extended payment terms or credit support structures may not fully mitigate this risk. If customers experience financial difficulty or insolvency, Spinco may be unable to collect amounts owed on a timely basis, if at all.

Spinco’s customer contracts may permit termination for convenience or on short notice.

Certain of Spinco’s customer contracts contain provisions that permit the customer to terminate the agreement for convenience upon prior written notice, which notice periods may be relatively short. If a key customer were to exercise its termination rights, Spinco may not be entitled to receive payment for work in process, stranded inventory, or other costs incurred in anticipation of future orders. Spinco may not have adequate contractual protections, such as termination fees or wind-down payments, to offset the financial impact of an early termination by a significant customer. The termination or non-renewal of a contract with any of Spinco’s largest customers, or a significant reduction in orders under such a contract, could materially and adversely affect Spinco’s business, financial condition, and results of operations.

Spinco may incur significant losses if customer-specific capital equipment becomes impaired or obsolete.

Spinco makes investments in capital equipment that is designed for or dedicated to specific customers, products, or programs. These investments are often based on forecasts of customer demand and anticipated long-term relationships. In certain cases, such equipment has limited alternative use and may not be readily redeployable to other customers or applications without significant modification or additional cost. If a customer reduces, delays, or terminates its orders, exits a product line, experiences financial distress, or otherwise ceases to do business with Spinco, Spinco may be unable to recover the carrying value of the related equipment. In such circumstances, Spinco may be required to recognize impairment charges or write-offs for these assets, which could be material to Spinco’s financial condition and results of operations.

In addition, the timing and magnitude of customer demand may differ from Spinco’s expectations, leading to underutilization of such equipment and reduced returns on Spinco’s investments. While Spinco may seek contractual protections, including customer commitments or reimbursement provisions, such protections may be insufficient or may not be enforceable in all cases. Any significant impairment, write-off, or accelerated depreciation of customer-specific capital equipment could adversely affect Spinco’s results of operating, cash flows, and financial position.

Spinco’s relationships with key customers may require Spinco to improve its products, services, and capabilities, which may involve significant technological and design challenges.

Spinco’s customers may place considerable pressure on Spinco to meet tight development schedules, capacity availability timelines, and evolving technical specifications. Accordingly, Spinco may be required to devote a substantial amount of its resources, including engineering, research and development, and capital expenditures, to satisfying the demands of its largest customers, which could divert resources from other strategic initiatives or delay Spinco’s completion of other important development projects. Failure to meet customer-imposed development requirements or timelines could impair Spinco’s relationships with these customers, negatively impact forecasted sales, and could materially and adversely affect Spinco’s business, financial condition, and results of operations.

Supply Chain, Technology, and Operational Risks

Constrained supply and dependence on single- or limited-source components may elongate lead times, increase costs, and create misalignment with customer obligations.

A delay or interruption in supply from a supplier, especially for critical components such as custom or customer-specified semiconductors, power modules, and high-speed interconnect components, which in some cases are sourced from a single or limited number of suppliers, could significantly impact Spinco’s operations and Spinco’s customers if Spinco is unable to deliver finished products in a timely manner. Quality or reliability issues at any of Spinco’s suppliers, or financial difficulties that affect their production and ability to supply Spinco with components, could halt or delay production of a customer’s product or result in claims against Spinco for failure to meet required customer specifications. Replacing a single- or limited-source supplier could delay production because replacement suppliers, if available, may be subject to capacity constraints or other output limitations. If Spinco cannot secure timely and cost-effective supply aligned with customer schedules, Spinco may incur expedite premiums, carry higher inventory, miss delivery windows, or face penalties and reputational harm.

Spinco’s production has in the past been, and may in the future be, adversely affected by delays and increased costs resulting from issues Spinco’s suppliers face, including geopolitical conflicts and increased energy prices. Spinco’s inability to make scheduled shipments may cause Spinco to experience a reduction in sales, increase in inventory levels and costs, and could adversely affect relationships with existing and prospective customers.

Customer-directed suppliers and components may increase Spinco’s supply chain risk.

Certain of Spinco’s customers direct or require Spinco to purchase components, materials, or subsystems from specified suppliers. In some cases, these customer-directed suppliers may be sole sources for the required components or may be geographically concentrated. Spinco may have limited ability to qualify alternative suppliers or pass through cost increases for customer-specified components. If a customer-directed supplier experiences supply disruptions, quality issues, financial distress, or other problems, Spinco could be unable to meet its customer’s requirements and could be exposed to warranty claims, contract penalties, or liability, even if the underlying issue was attributable to the customer-directed supplier. Spinco’s customers may not agree to share responsibility for these supply chain risks, and Spinco may bear a disproportionate share of the exposure.

Spinco’s dependence on customer and third-party power and water availability and permitting may delay projects or impair economics.

Spinco’s ability to deliver and expand certain solutions and services depends on Spinco’s customers and third-party data center operators securing sufficient and reliable electrical power and water at acceptable costs and within required timelines. Limitations on power generation, transmission, and distribution capacity, utility interconnection lead times, curtailments, outages, and volatility in energy markets may delay energization, restrict available capacity, increase operating costs, and materially affect project economics and contractual performance. Public utility planned outages, broader grid reliability events, and inflationary or geopolitical pressures on energy prices may further increase volatility for Spinco’s customers and partners, affecting Spinco’s schedules and costs. Similarly, water scarcity, drought conditions, competing demands for water resources, and regulatory restrictions on water use may constrain data center cooling capacity, limit site selection, increase operating costs, or delay project timelines.

In several markets, regulators and local authorities have imposed or considered data center development moratoria, stricter energy efficiency standards, caps on usage, or other conditions to approvals. These measures may delay or prevent site development or expansion and increase compliance costs. If customers or third-party operators are unable to secure timely and cost-effective power, or if approval processes are delayed or restricted, Spinco could experience project delays, missed milestones, service-level exposure under Spinco’s contracts, reduced margins, and lost or deferred revenue.

Third-party facility control, retrofit requirements, and capacity utilization variability may introduce delays, performance risks, and contractual exposure.

As rack power densities increase and liquid or hybrid cooling becomes more prevalent, many existing data center facilities require retrofits to power distribution, structural supports, fluid handling, and interconnect infrastructure. In cases where customers or third-party operators manage these retrofits, Spinco has limited control over their timing, execution, and quality. In certain circumstances, Spinco’s contractual performance obligations may still be evaluated against end-to-end service-level agreements. If required retrofits or interconnect upgrades are delayed, deficient, or incompatible with Spinco’s integrated solutions, Spinco may experience schedule slippage, rework, increased warranty or service obligations, or other adverse commercial consequences, even though these constraints are outside Spinco’s direct control. These risks may become more pronounced as customers accelerate adoption of high-density racks and liquid cooling systems requiring complex facility modifications. Misalignment between contracted program volumes and actual customer usage, whether from program push-outs, changes in deployment plans, or infrastructure delays, can also result in underutilized capacity, excess capacity costs, and inventory exposures. If infrastructure readiness issues prevent timely integration or energization, Spinco could face SLA penalties, margin compression, increased working capital needs, and significant period-to-period variability in Spinco’s results.

Physical climate and geopolitical risks could disrupt Spinco’s facilities, supply chains, and customer programs.

Spinco’s facilities and those of its customers and suppliers are exposed to acute and chronic physical risks, including extreme weather, drought, wildfire, flooding, and seismic events, which may increase in frequency and severity due to climate change. Such events can cause outages, delay production or deployments, impair logistics, increase insurance and energy costs, and reduce available water or power at customer or third-party sites.

Geopolitical tensions, including those affecting the China-Taiwan corridor and other critical regions for semiconductor manufacturing and component sourcing, as well as the conflicts in Ukraine and the Middle East, including the recent conflict involving Iran, can exacerbate supply disruptions, extend lead times, and increase costs. Spinco’s global operations are subject to inherent risks including changes in local tax rates and incentives, labor unrest, political instability, armed conflict, social unrest, terrorism, and natural disasters. Any of these events could disrupt operations at one or more of Spinco’s sites or those of Spinco’s customers, suppliers, and logistics partners, with the impact potentially magnified in areas where Spinco or they have multiple facilities in close proximity.

Rapid technology shifts require continuous capability upgrades and may render existing solutions less competitive or obsolete.

Spinco’s industry is characterized by frequent platform transitions, increasing rack power densities, adoption of liquid and hybrid cooling, evolving power delivery architecture and interconnect standards, and changing security and manageability requirements. To remain competitive, Spinco must continually invest in engineering, validation, supply chain enablement, specialized integration capabilities, capital equipment, and technical support. If Spinco fails to anticipate or timely align with evolving specifications, standards, or density requirements, or if competitors adopt innovations more quickly, Spinco’s win rates, pricing, and margins may suffer, and Spinco may incur inventory write-downs and rework charges.

Many of Spinco’s competitors are well-capitalized and may develop superior products, adapt more quickly to technological changes, industry changes, or customer requirements. The emergence of new technologies, industry standards, or customer requirements may render Spinco’s power delivery systems, cooling solutions, integration capabilities, inventory, or processes less competitive or obsolete. Spinco’s acquisition and implementation of new technologies and equipment, and the expansion of Spinco’s offerings, may require significant expense or capital investment, which could reduce Spinco’s operating margins or adversely affect

Spinco’s business, financial condition and results of operations. If Spinco fails to keep pace with technological change or evolving market needs, or to develop and introduce competitive products or solutions on a timely manner, Spinco may lose customers and experience decreased or delayed market acceptance and sales of Spinco’s products and solutions.

Financial and Working Capital Risks

Working capital intensity and access to financing may constrain growth and increase earnings volatility.

Delivering Spinco’s products, solutions and services can require significant upfront commitments for customer-specific materials, tooling, integration capacity, specialized test equipment, and inventory. Spinco’s ability to fund growth depends on internally generated cash and access to debt and other financing on acceptable terms. Market disruptions, interest rate volatility, bank sector instability, or adverse credit conditions could increase borrowing costs, limit available capital, or delay funding, constraining project delivery and capacity expansion.

High fixed and semi-fixed costs in Spinco’s manufacturing operations, and elevated inventory levels for customer programs, can magnify the impact of utilization variability and project delays, adversely impacting our earnings and cash flows. Spinco’s operations are working capital intensive, and inventories, accounts receivable, and accounts payable are significant components of Spinco’s net asset base. Numerous factors impact Spinco’s working capital and cash flow, including fluctuations in revenues, fluctuations in collections of receivables and timing of payables, timing and size of capital expenditures, and Spinco’s ability to manage materials purchasing and payment policies and to optimize Spinco’s terms and conditions with suppliers. If Spinco fails to manage its working capital effectively, Spinco’s business, financial condition, results of operations, and liquidity could be materially and adversely affected. In addition, following the Distribution Date, the consent of holders of a majority of the outstanding Series A Preferred Stock will be required for (i) issuance of securities that rank senior or pari passu with the Series A Preferred Stock; and (ii) incurrence of indebtedness that would cause Spinco’s total net leverage ratio to exceed 4.50:1.00 unless Spinco meets the specified investment grade rating requirement after giving effect to such incurrence.

Spinco may not be able to obtain financing arrangements on acceptable terms or in amounts sufficient to meet Spinco’s needs in the future, which could harm Spinco’s ability to grow its business. Failure to obtain required capital when needed could reduce Spinco’s ability to pursue program pipelines and meet customer commitments.

Capital markets and interest rate volatility may constrain Spinco’s customers’ and partners’ ability to fund sites and power, indirectly affecting program ramps and growth visibility.

The development and expansion of data center capacity and utility and power infrastructure, including site acquisition, power procurement, and infrastructure buildouts, are capital intensive and often depend on access to debt and equity markets. Higher interest rates, tighter credit conditions, or reduced investor appetite for digital infrastructure or utility capital investment may lead customers to delay or scale back projects, renegotiate commercial terms, or reprioritize spend, which can reduce Spinco’s order flow and slow ramps. Broader concerns regarding global economic conditions, financial market volatility, geopolitical developments, energy costs, inflation, and the availability or cost of credit have contributed to increased uncertainty. All of the foregoing factors are outside of Spinco’s control and may adversely affect Spinco’s results of operations.

Operational and Strategic Risks

Spinco may encounter difficulties with acquisitions, including the EPC Power Acquisition, and divestitures, which could harm Spinco’s business.

As part of Spinco’s growth strategy, Spinco intends to selectively pursue acquisitions, joint ventures, and strategic alliances. On September 3, 2026, we announced that we entered into a definitive agreement to purchase EPC Power, a leading provider of intelligent power conversion solutions for data center and grid applications, for

$4.4 billion. EPC Power is expected to become part of the Cloud and Power Infrastructure business, which we plan to separate into Spinco in the Spin-Off. Whether Spinco realizes the anticipated benefits from such activities depends, in part, upon the successful integration of the acquired businesses, the performance and development of the underlying products, capabilities, or technologies, Spinco’s correct assessment of assumed liabilities, and the management of the operations. The integration of acquired businesses may not be successful and could result in disruption to other parts of Spinco’s business. In addition, acquisitions involve numerous risks and challenges, including: diversion of management’s attention from the normal operation of Spinco’s business; potential loss of key employees and customers of the acquired companies; difficulties managing and integrating operations in geographically dispersed locations; the potential for deficiencies in internal controls at acquired companies; increases in Spinco’s expenses and working capital requirements, which reduce Spinco’s return on invested capital; lack of experience operating in the geographic market or industry sector of the acquired business; the need to implement financial and other systems and add management resources; failure to realize anticipated benefits, such as cost savings and revenue enhancements; and exposure to unanticipated liabilities of acquired companies. The EPC Power Acquisition and any future acquisitions may require additional equity financing, which could be dilutive to Spinco’s existing shareholders, or additional debt financing, which could increase Spinco’s leverage and potentially affect Spinco’s credit ratings. In addition, divestitures involve significant risks, including difficulty finding financially sufficient buyers or selling on acceptable terms in a timely manner. Divestitures could adversely affect Spinco’s profitability and, under certain circumstances, require Spinco to record impairment charges or a loss as a result of the transaction. These and other factors could harm Spinco’s ability to achieve anticipated levels of profitability or realize other anticipated benefits of an acquisition or divestiture, and could adversely affect Spinco’s business and results of operations.

Spinco may not achieve some or all of the expected benefits of its restructuring activities, and Spinco’s restructuring activities could adversely affect Spinco’s ability to execute its business strategy.

Following the Spin-Off, Spinco expects to evaluate its operations as a standalone company and may undertake restructuring actions to optimize its cost structure, establish independent functions, or align its operations with its strategic priorities. Spinco will also incur costs associated with creating capabilities previously provided by Flex. Restructuring activities may be costly and disruptive, require significant management attention, and may not achieve the anticipated benefits on the expected timeline or at all. Any failure to achieve expected benefits could have a material adverse effect on Spinco’s competitive position and results of operations.

Spinco may encounter difficulties expanding or consolidating its operations or introducing new competencies or offerings, which could adversely affect Spinco’s results of operations.

As Spinco expands its business, opens new sites, enters new markets, products, and technologies, invests in research, design and development, transfers business within its network, consolidates certain operations, or introduces new business models or programs, Spinco may encounter difficulties that result in higher than expected costs associated with such activities. Potential difficulties include Spinco’s ability to manage growth effectively; to maintain existing business relationships during periods of transition; to anticipate disruptions in its operations that may impact Spinco’s ability to deliver to customers on time, produce quality products, and ensure overall customer satisfaction; and to respond rapidly to changes in customer demand or volumes.

Spinco may also encounter difficulties in ramping and executing new programs. Ramping new programs can range from several months to over a year before production starts, and often requires significant up-front investments and increased working capital. These programs may generate lower margins or losses during and following the ramp period, or may not achieve the expected financial performance, due to production ramp inefficiencies, lower than expected volume, or delays in ramping to volume. Spinco’s customers may significantly change these programs, or even cancel them altogether, due to decreases in their end-market demand or in the actual or anticipated success of their products in the marketplace.

Spinco depends on its ability to attract, retain, and develop highly skilled personnel, and Spinco’s failure to do so could seriously harm Spinco’s business.

To successfully operate as an independent public company and implement Spinco’s business plans, Spinco must identify, attract, develop, motivate, train, and retain key employees, including qualified executives, management, engineering, sales, marketing, IT support, and service personnel. The market for such individuals is highly competitive. Spinco may not be successful in attracting, integrating, or retaining qualified personnel to meet its current growth plans or future needs. Attracting and retaining key employees in a competitive marketplace requires Spinco to provide a competitive compensation package. If Spinco’s total compensation package is not viewed as competitive, Spinco’s ability to attract, motivate, and retain key employees could be weakened, and failure to successfully hire or retain key employees and executives could adversely impact Spinco.

Changes in Spinco’s executive management team may also cause disruptions in, and harm to, Spinco’s business. Failure to have an effective succession plan in place for Spinco’s key executive officers could significantly delay or prevent Spinco from achieving its business or development objectives and could materially harm Spinco’s business.

Cybersecurity and Data Risks

Cybersecurity, data privacy, and operational-technology risks could disrupt Spinco’s operations, damage Spinco’s reputation, and expose Spinco to liability.

Spinco relies on its information systems, some of which are managed by third parties, to process, transmit, and store electronic information (including sensitive data such as confidential business information and personally identifiable information relating to Spinco’s employees, customers, vendors, and other business partners), and to manage or support critical business processes and activities, including manufacturing, design and engineering services, financial reporting, inventory management, procurement, invoicing, and electronic communications. Spinco’s ability to effectively manage its business depends on the security, reliability, and adequacy of these information systems. Spinco may be adversely affected if these information systems break down, fail, or are no longer supported.

Like many other corporations in Spinco’s industry, Spinco and third parties upon which Spinco relies have faced, and may continue to face, attempts to gain unauthorized access to Spinco’s systems, networks, and cloud resources, or those of Spinco’s customers, vendors, and third-party service providers. Threat actors continue to evolve in sophistication and use techniques that change frequently, may be difficult to detect, and may remain dormant for extended periods. Artificial intelligence (“AI”) techniques may also be utilized to increase the number and technical sophistication of such attempted breaches. Due to increasing geopolitical tensions and conflicts, Spinco and the third parties upon which Spinco relies may be vulnerable to a heightened risk of cyberattacks that could materially disrupt Spinco’s systems, operations, supply chain, and ability to serve Spinco’s customers, any of which could reduce revenues and harm Spinco’s operational performance.

Spinco’s ability to monitor third parties’ information security practices is limited, supply chain attacks have increased in frequency and severity, and Spinco cannot guarantee that third parties, including cloud or hosted solutions providers, have not been compromised or that their systems are free from exploitable defects. A material incident could result in unauthorized access to, or loss of, confidential information and trade secrets, unfavorable publicity, loss of competitive advantage, governmental inquiry and oversight, difficulty in marketing and selling Spinco’s products and services, significant costs related to rebuilding internal systems, higher insurance premiums, allegations by Spinco’s customers that Spinco has not performed its contractual obligations, litigation by affected parties, and financial penalties, fines, or obligations for damages related to the theft or misuse of Spinco’s information or other assets.

Spinco may be required to invest significant additional resources to comply with evolving cybersecurity regulations, including those addressing artificial intelligence, and to modify and enhance Spinco’s information systems, security and controls, and to investigate and remediate any security vulnerabilities.

Spinco is subject to laws and regulations in the U.S. and other countries relating to privacy and the collection, use, transfer, storage, and security of personal data, including the European Union General Data Protection Regulation, as well as controls or rules imposed by customer or other contracts relating to the same. Data protection laws continue to develop and may have conflicting requirements across jurisdictions; compliance can be costly, and any failure to comply with these laws or other data protection standards could subject Spinco to legal and reputational risks, government inquiries, and significant penalties and fines. Spinco’s liability insurance may not be sufficient in type or amount to cover Spinco against claims related to security breaches, cybersecurity attacks, and other related incidents.

Reputational and Stakeholder Risks

Exposure to financially troubled customers or suppliers could adversely affect Spinco’s business, financial condition, and results of operations.

Spinco’s customers may experience financial distress, consolidation, and cyclical demand. If a customer experiences financial difficulty or insolvency, Spinco may be unable to collect amounts owed to Spinco on a timely basis, if at all, and demand for Spinco’s products and services may decline. These events could require Spinco to increase Spinco’s allowance for credit losses, write down inventory, reduce revenue, and increase Spinco’s working capital requirements due to higher inventory levels and longer collection periods.

If a supplier experiences financial difficulty, Spinco may face supply interruptions, reduced allocations, less favorable terms, or the need to qualify alternative sources, which could increase costs, delay production, and affect Spinco’s ability to meet delivery schedules. Any of these developments could adversely affect Spinco’s business, financial condition, results of operations, and cash flows.

Spinco’s business could be impacted as a result of actions by activist shareholders or others.

Spinco may be subject, from time to time, to legal and business challenges in the operation of Spinco’s business due to actions instituted by activist shareholders or others. Responding to such actions could be costly and time-consuming, may not align with Spinco’s business strategies, and could divert the attention of Spinco’s Board of Directors and senior management from the pursuit of Spinco’s business strategies. Perceived uncertainties as to Spinco’s future direction as a result of shareholder activism may lead to the perception of a change in the direction of the business or other instability and may make it more difficult for Spinco to attract and retain qualified personnel and business partners and may affect Spinco’s relationships with customers, vendors, and other third parties.

Negative publicity, regardless of accuracy, could harm Spinco’s reputation and adversely affect Spinco’s business, financial condition, and results of operations.

Media coverage concerning Spinco’s industry, company, brand, personnel, or operations can spread rapidly through digital platforms and social media, making it difficult to remediate. Spinco’s ability to maintain and enhance its brand depends on adapting to this evolving media environment. Negative commentary may reduce customer trust and demand for Spinco’s products and services, which could negatively impact Spinco’s performance.

Risks Related to Spinco’s Industry

Spinco’s business depends on continued capital investment in digital infrastructure, and any reduction in such spending could materially harm Spinco’s results of operations.

Spinco primarily serves customers in the digital infrastructure market, including hyperscale/cloud, colocation, and enterprise data center operators. A majority of Spinco’s revenue is derived from products and services that support high-density computing infrastructure for cloud, AI, and machine learning (“ML”) workloads, as well as other high-performance and data-intensive applications. As a result, Spinco’s business, financial condition, and results of operations are significantly dependent on the level and timing of capital expenditures by Spinco’s customers, particularly hyperscalers.

The digital infrastructure industry is subject to rapid technological change, intense competition, and evolving customer priorities. Capital expenditure cycles among hyperscalers and other data center operators can be volatile and may be influenced by factors outside Spinco’s control, including macroeconomic conditions, changes in credit availability, shifts in customer investment priorities, technological developments or alternative deployment architectures (such as orbital or undersea data centers) that reduce demand for Spinco’s products or render certain solutions less competitive, and regulatory developments or public policy changes affecting AI development or deployment. Because Spinco is focused on the data center market and lacks significant diversification across other industries, a sustained decline in AI-related or other accelerated compute and data-center capital spending could adversely affect Spinco’s business, financial condition, results of operations, and prospects.

Overall market trends of increased demand for compute capacity, power infrastructure, and advanced cooling driven by AI and cloud applications have supported recent growth, but there can be no assurance that such trends will continue. Advances in model architectures, training and inference techniques, algorithmic efficiency, and semiconductor design may materially reduce the compute, power, and cooling resources required per unit of AI workload, which could reduce the volume of infrastructure Spinco’s customers require even if AI adoption continues to grow. Consolidation among Spinco’s customers, reduction in spending on digital infrastructure, or shifts in market size toward larger customers may result in lower sales volumes and pricing pressure. Any sustained reduction in customer spending could adversely affect Spinco’s business, financial condition, and results of operations.

In addition, the substantial data center capacity currently under construction may come online faster than demand develops, which could result in excess capacity, declining utilization, falling prices for compute and colocation services, deferred or cancelled projects, and financial distress among Spinco’s customers. Because Spinco’s revenue is concentrated in the data center market, any such developments could result in a rapid and pronounced decline in demand, order cancellations, inventory and capital equipment impairments, and adverse effects on Spinco’s business, financial condition, and results of operations.

Spinco’s industry is highly competitive, and competitive pressures could reduce Spinco’s market share, revenues, and profitability.

Spinco operates in a highly competitive industry. Some of Spinco’s competitors have greater scale and offer a broader range of services, and may have greater name recognition, geographic market presence, manufacturing, and research and development capabilities. They may be better able to take advantage of acquisition opportunities, may be willing or able to make sales or provide services at lower margins than Spinco does, or may adapt more quickly than Spinco does to new technologies, evolving industry trends, and changing customer requirements.

Spinco also faces indirect competition from current and prospective customers who decide to manufacture products internally, or insource previously outsourced business. Competition may cause pricing pressures, reduced profits, or a loss of market share, any of which could materially and adversely affect Spinco’s business, financial condition, results of operations, and cash flows.

Increases in prices for energy and other commodities may adversely affect Spinco’s results of operations.

Spinco relies on various energy sources in its production and transportation activities. Increases in prices for energy and other commodities have resulted in, and may result in further, increased raw material and component costs and transportation costs. Any increase in Spinco’s costs that Spinco is unable to recover in Spinco’s pricing to customers would negatively impact Spinco’s margins and results of operations. To the extent Spinco cannot compensate for cost increases through productivity improvements or price increases to customers, Spinco’s margins may decline, materially affecting Spinco’s business, financial condition, results of operations, and cash flows. Geopolitical instability and volatility in energy markets may further exacerbate these risks.

Evolving regulations relating to energy, utilities, and data center development could adversely affect Spinco’s business.

Government authorities in the U.S. and other jurisdictions have enacted, proposed, or are considering laws and regulations relating to data center development and permitting, energy and water consumption, grid reliability, and environmental and community impacts, which may result in new requirements, delays, or restrictions on the development, expansion, or operation of data centers or related infrastructure. Regulatory developments, such as moratoria or pauses on data center development, enhanced permitting or review processes, requirements to fund or share in the cost of grid or other utility upgrades, or operational restrictions relating to energy use, water consumption, noise mitigation, or other community-impact measures, could increase Spinco’s customers’ costs, delay or reduce their planned investments, limit the scale or location of data center deployments, or otherwise constrain their ability to deploy or expand AI/ML infrastructure, which could adversely impact demand for Spinco’s products and solutions. In addition, political and popular opposition to the construction, expansion or operation of data centers, which has increased and become more organized in some areas, could lead to additional measures restricting or limiting data center development, expansion and operation and heighten these risks.

Risks Related to the International Nature of Spinco’s Business

Spinco conducts operations globally and is subject to the risks inherent in international operations, which could adversely affect Spinco’s business, financial condition, and results of operations.

Spinco maintains operations, supply chain relationships, and customer relationships across numerous countries. Spinco’s global operations subject Spinco to a variety of risks that could materially harm Spinco’s business, including: longer payment cycles; ineffective legal protection of Spinco’s intellectual property rights in certain countries; labor unrest, including labor strikes, difficulties in staffing, and geographic labor shortages; environmental protection laws and regulations, including those related to climate change; expropriation of private enterprises; natural disasters and exposure to infectious disease, epidemics, and pandemics on Spinco’s business operations in geographic locations impacted by outbreaks; political or social unrest; cultural differences and differences in local business customs; and a potential reversal of current favorable policies encouraging foreign investment or foreign trade by Spinco’s host countries.

The geographic distances between Spinco’s global operations create logistical and communications challenges that could adversely affect Spinco’s business.

The geographic distances between the Americas, Asia, and Europe create a number of logistical and communications challenges for Spinco. These challenges include managing operations across multiple time zones, directing the manufacture and delivery of products across long distances, coordinating procurement of components and raw materials and their delivery to multiple locations, and coordinating the activities and decisions of Spinco’s management team, which may be based in a number of different countries. Facilities in several different locations may be involved at different stages of the production process of a single product, leading to additional logistical difficulties.

Global economic conditions, including inflationary pressures, currency volatility, trade conflicts, geopolitical uncertainty, and instability in financial markets, may adversely affect Spinco’s business, financial condition, results of operations, and access to capital.

Spinco’s operations and the execution of Spinco’s business plans and strategies are subject to the effects of global economic trends, geopolitical risks, and demand or supply shocks from events that could include political crises and conflict, war, terrorist attacks, natural disasters, or actual or threatened public health emergencies. Spinco’s business is also affected by local and regional economic environments, supply chain constraints, and policies in the U.S. and other markets that Spinco serves, including interest rates, monetary policy, inflation, commodity prices, currency volatility, currency controls or other limitations on the ability to expatriate cash, sovereign debt levels, and actual or anticipated defaults on sovereign debt. Changes in local economic conditions or outlooks, such as lower rates of investment or economic growth in China, Europe, or other key markets, may affect the demand for or profitability of Spinco’s products and services.

Spinco operates in emerging markets where economic, political, and legal risks are heightened. Political changes and trends such as protectionism, economic nationalism, and restrictions on multinational companies can interfere with Spinco’s global operating model, supply chain, production costs, customer relationships, customer demand, and competitive position. Such measures can be imposed suddenly and unpredictably. Changes in policies by the U.S. or other governments could negatively affect Spinco’s results of operations due to changes in duties, tariffs, or taxes, or limitations on currency or fund transfers, as well as government-imposed restrictions on producing certain products in, or shipping them to, specific countries.

Spinco is subject to complex and evolving trade policies, tariffs, and export controls, and failure to comply or adapt to changes could restrict Spinco’s business or result in penalties.

Due to the global nature of Spinco’s business, Spinco is subject to a complex system of import- and export-related laws and regulations in the United States and other countries, including economic sanctions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control and similar laws in other jurisdictions. Spinco’s products, services, and technology are regulated by these trade control and customs regimes, and in some cases require licenses or other authorizations. Spinco’s ability to obtain and maintain such licenses and authorizations on a timely basis, or at all, is subject to risks and uncertainties, including changing laws, regulations, foreign policies, and geopolitical factors.

Non-compliance with these laws and regulations by Spinco, Spinco’s customers, or Spinco’s suppliers can result in a wide range of penalties, including denial of import or export privileges, fines, criminal penalties, administrative sanctions, seizure of inventory, import detention, and loss of business. Delays or denials of licenses can prevent or defer sales, and if Spinco is not successful in obtaining or maintaining necessary licenses or authorizations in a timely manner, previously recognized revenue and profit may need to be reversed. Moreover, Spinco could be subject to reputational harm if any of Spinco’s customers, former customers, or vendors were subject to U.S. sanctions or did business with sanctioned countries.

Any expansion of export, sanctions, or import restrictions, including the imposition of new tariffs or trade restrictions, tariff increases, anti-dumping or countervailing duties, trade embargoes, or retaliatory measures by affected countries, could adversely affect Spinco’s competitive position, financial condition, results of operations, or liquidity.

Tariffs, trade restrictions, changes in trade policy, including heightened trade volatility, and uncertainty regarding trade agreements may adversely affect Spinco’s business.

Political developments such as protectionism and economic nationalism have resulted in, and may continue to result in, tariffs, trade restrictions, and other barriers that may interfere with Spinco’s operations, supply chain, and competitive position. Throughout 2025 and into 2026, the U.S. administration imposed varying levels of tariffs on goods imported from China and other countries. Further escalation of trade tensions could materially increase Spinco’s product input costs, contract customer demand, or otherwise adversely affect Spinco’s business. Spinco generally seeks to pass tariff costs through to Spinco’s customers, which can affect reported net sales, operating income margins, and the timing of operating cash flows. To the extent Spinco is unable to recover tariff costs, Spinco’s results of operations could be adversely affected. The United States-Mexico-Canada Agreement is subject to a joint review process in 2026, and there can be no assurance that the agreement will not be amended, suspended, or terminated. In addition, on February 20, 2026, the U.S. Supreme Court struck down certain tariffs imposed under the International Emergency Economic Powers Act (“IEEPA”), following which the U.S. administration announced a new 10% global tariff under Section 122 of the Trade Act of 1974. These developments have created uncertainty regarding the future rate, scope, and enforceability of tariffs, the availability of refunds for invalidated tariffs, and the potential for alternative legislative or executive actions. Any material changes to trade agreements or ongoing uncertainty regarding U.S. trade policies could adversely affect Spinco’s business, financial condition, and results of operations.

Spinco has operations in China that are subject to evolving laws, regulations, policies, and geopolitical risks that could adversely affect Spinco’s business.

Spinco has operations located in China that could be adversely affected by evolving laws, regulations, and policies, including with regard to import and export tariffs and restrictions, and information security and privacy, as well as changes in the political and geopolitical environment involving China. U.S.-China bilateral trade relations remain uncertain. U.S. trade actions, including imposing tariffs on certain goods imported from China or deemed to be of Chinese origin, as well as the potential for new tariffs, trade embargoes, or sanctions by the U.S. and countermeasures imposed by China in response, could adversely affect Spinco’s business, including in the form of increased cost of goods sold, decreased margins, increased pricing for customers, and reduced sales. U.S. technology export controls with respect to China, which are intended in part to restrict China’s ability to obtain advanced computing chips, develop and maintain supercomputers, and manufacture advanced semiconductors, have adversely impacted certain of Spinco’s customers and end markets and may continue to do so.

Additionally, increased tensions between mainland China and Taiwan could disrupt the operations of companies in Taiwan that are critical to the global supply of semiconductors and other electronic components on which many of Spinco’s customers depend. Any such disruption could have significant adverse effects on Spinco’s supply chain and ability to serve Spinco’s customers.

Geopolitical uncertainty, including as a result of armed conflicts, may adversely affect Spinco’s business, financial condition, and results of operations.

Spinco may have facilities in regions subject to geopolitical tensions. If these facilities were to be damaged, destroyed, or otherwise unable to operate, whether due to war, acts of hostility, or terrorist acts, such an event could jeopardize Spinco’s ability to develop, manufacture, and deliver certain products and adversely affect Spinco’s operations and results of operations. Spinco’s operations have been, and could continue to be, disrupted by the absence of employees called to active duty to perform military service.

The Russia-Ukraine conflict, the Israel-Hamas war, the recent military actions in Iran by the U.S. and Israel and other conflicts in the Middle East, and other hostilities or armed conflicts, or the interruption or curtailment of trade or transport between the countries where Spinco’s facilities are located and their respective trading partners, have in the past and could in the future adversely affect Spinco’s operations and results of operations. Political, economic, and military instability in these or other regions could lead to an increase in cyberattacks and disruptions and instability in global markets (including increases in inflation rates, increases in energy prices, and adverse effects on currency exchange rates and financial markets), supply chains, and industries that could negatively impact Spinco’s business, financial condition, and results of operations.

Increased international political volatility, including changes to previously accepted trade or other government policies or legislation in the U.S. and Europe, instability in parts of Europe and the Middle East, as well as strained international relations, anti-immigrant activities, social unrest, fears of terrorism, enhanced national security measures, and armed conflicts, may materially hinder Spinco’s ability to conduct business, or may reduce demand for Spinco’s products or services.

Operations in foreign countries present risks associated with inflation, infrastructure, and labor conditions that could adversely affect Spinco’s business.

Inflation may impact Spinco’s profits and cash flows. In many jurisdictions in which Spinco operates, governmental authorities exercise significant influence over many aspects of the economy, and their actions could have a significant effect on Spinco’s business. Spinco could be harmed by inadequate infrastructure, including lack of adequate power supply, transportation, raw materials, or components in certain locations. In addition, Spinco may encounter labor disruptions, including labor strikes or claims, and rising labor costs (including minimum wage increases that are government-mandated from time to time), in particular within the lower-cost regions in which Spinco operates due to, among other things, demographic changes and economic development in those regions. Any increase in labor costs that Spinco is unable to recover in Spinco’s pricing to customers could adversely impact Spinco’s margins and results of operations.

Financial Risks

Spinco may not be able to access the capital and credit markets on terms that are favorable to Spinco, or at all.

Spinco’s business relies on the availability of financing. Spinco intends to fund the Spinco Cash Distribution, which will be used by Flex to repay the indebtedness expected to be incurred in connection with the EPC Power Acquisition, with a combination of debt and equity financing at Spinco. The capital and credit markets have in the past experienced and may continue to experience extreme volatility or disruptions that may lead to uncertainty and liquidity issues for both borrowers and investors. Certain customers and suppliers, as well as Spinco’s business, may need access to credit and trade finance lines and other financing instruments for certain transactions. Additionally, Spinco may need to access the capital markets to supplement Spinco’s existing funds and cash generated from operations to satisfy Spinco’s needs for working capital or capital expenditure requirements.

A variety of factors beyond Spinco’s control could impact the availability or cost of capital, such as domestic or international economic conditions, including as a result of: tariffs or the imposition of new tariffs, trade wars, barriers, or restrictions or threats of such actions; increases in key benchmark interest rates and/or credit spreads; the adoption of new or amended banking or capital market laws or regulations; and the repricing of market risks and volatility in capital and financial markets. In addition, following the Distribution Date, the consent of holders of a majority of the outstanding Series A Preferred Stock will be required for (i) issuance of securities that rank senior or pari passu with the Series A Preferred Stock; and (ii) incurrence of indebtedness that would cause Spinco’s total net leverage ratio to exceed 4.50:1.00 unless Spinco meets the specified investment grade rating requirement after giving effect to such incurrence.

In the event of adverse capital and credit market conditions, Spinco may be unable to obtain capital market or other financing on favorable terms, or at all, and changes in credit ratings issued by nationally recognized credit-rating agencies could adversely affect Spinco’s ability to obtain capital market or other financing and the cost of such financing. Such factors may impact Spinco’s ability, or the ability of Spinco’s customers or suppliers, to obtain debt financing, guarantees, or hedging from financial institutions, which could limit Spinco’s growth and materially and adversely affect Spinco’s business, financial condition, results of operations, and cash flows.

Spinco is subject to the risk of increasing income and other taxes, tax audits, and changes in tax laws, any of which may adversely affect Spinco’s financial performance.

Spinco conducts business operations in a number of countries and is subject to income and other taxes in the United States and numerous foreign jurisdictions. Spinco’s future effective tax rates could be affected by changes in the mix of earnings in countries with differing statutory tax rates; changes in tax laws, regulations and judicial rulings (or changes in the interpretation thereof); changes in generally accepted accounting principles; changes in the valuation of deferred tax assets and liabilities; changes in the amount of earnings permanently reinvested offshore; and changes related to tax holidays or incentives. From time to time Spinco may benefit from tax incentives or similar programs, and changes to or the expiration of such programs could affect Spinco’s income tax expense.

The international tax environment continues to change as a result of both coordinated efforts by governments and unilateral measures designed to address perceived international tax avoidance. The Organization for Economic Co-operation and Development (the “OECD”) and participating countries continue to work toward implementation of a global minimum tax rate of 15% as part of its base erosion and profit shifting project, and many countries in which Spinco operates have enacted or are enacting laws based on these proposals. These rules could increase tax complexity and uncertainty, adversely impact Spinco’s effective tax rate and cash tax liability, and reduce the benefits achieved from tax incentives. However, in January 2026, the OECD released a “side-by-side” package introducing new safe harbors and providing an exemption for U.S.-based multinational companies from parts of the global minimum tax framework. Spinco continues to evaluate the impact of proposed and enacted legislative changes to Spinco’s effective tax rate and cash flows as new guidance becomes available in each country.

Spinco and its subsidiaries are regularly subject to tax return audits and examinations by various taxing jurisdictions. Spinco develops its tax filing positions based upon the anticipated nature and structure of Spinco’s business and the tax laws, administrative practices, and judicial decisions currently in effect, all of which are subject to change or differing interpretations, possibly with retroactive effect. Should additional taxes be assessed as a result of a current or future examination, or should tax laws change in a manner adverse to Spinco, there could be a material adverse effect on Spinco’s tax provision, financial condition, results of operations, and cash flows.

Fluctuations in foreign currency exchange rates could increase Spinco’s operating costs and adversely affect Spinco’s results of operations.

Spinco has operations located in various parts of the world, and a portion of Spinco’s purchase and sale transactions are denominated in currencies other than the U.S. dollar. A significant portion of Spinco’s operational costs, including payroll, site costs, locally sourced supplies and inventory, and income taxes, are denominated in various non-U.S. dollar currencies. Currency exchange rates fluctuate daily as a result of changes in political and economic conditions, and a significant increase in the value of certain local currencies relative to the U.S. dollar could adversely affect Spinco’s financial results and cash flows by increasing both Spinco’s costs and the costs of Spinco’s local supply base.

Spinco may use financial instruments such as forward exchange contracts, swap contracts, and options to hedge Spinco’s foreign currency exposure. However, Spinco’s hedging strategy may not fully mitigate the longer-term impacts of changes to foreign exchange rates, and if Spinco’s hedging activities are not successful or if counterparties default on their obligations, Spinco may experience significant unexpected expenses or fluctuations in Spinco’s results of operations.

Changes in accounting standards and subjective assumptions, estimates, and judgments by management related to complex accounting matters, could significantly affect Spinco’s financial results or financial condition.

Generally accepted accounting principles and related accounting pronouncements, implementation guidelines, and interpretations regarding a wide range of matters relevant to Spinco’s business, such as revenue recognition, asset impairment and fair value determinations, inventories, business combinations and intangible asset valuations, leases, and litigation, are highly complex and involve many subjective assumptions, estimates, and judgments. Changes in these rules or their interpretation or changes in underlying assumptions, estimates, or judgments could have a material adverse effect on Spinco’s business, results of operations, and financial position.

Legal and Regulatory Risks

Litigation, investigations, or enforcement actions could result in significant liabilities, operational restrictions, and reputational harm.

Spinco is, from time to time, subject to claims, lawsuits, investigations, and regulatory or administrative proceedings across the jurisdictions where Spinco operates. These matters may involve commercial disputes; regulatory compliance; intellectual property; product liability; employment and labor; privacy and data protection; securities and governance; and tax. Adverse outcomes, whether by judgment, settlement, consent decree, or otherwise, could require monetary payments, penalties, injunctive relief, operational changes, monitorships, remedial measures, or enhanced compliance controls.

Even if Spinco prevails, Spinco may incur substantial costs, increased insurance premiums, and management distraction that disrupts operations and harms Spinco’s reputation with customers, suppliers, employees, and regulators. Outcomes are unpredictable, and accruals and insurance coverage may be insufficient or unavailable. Securities class actions or derivative litigation may also follow volatility in Spinco’s securities or disclosures. Any of these could materially affect Spinco’s business, financial condition, results of operations, and cash flows.

Spinco’s compliance program may not prevent violations of anti-corruption and related laws, which could result in severe penalties, business restrictions, and reputational harm.

Spinco conducts business in numerous jurisdictions with stringent anti-corruption, anti-bribery, and related compliance requirements, including the U.S. Foreign Corrupt Practices Act, the UK Bribery Act, and similar laws elsewhere. Spinco maintains policies, procedures, training, and internal controls designed to promote compliance and prohibit offering, promising, authorizing, or providing anything of value to government officials or other counterparties to obtain or retain business. However, Spinco cannot assure that Spinco’s employees, agents, consultants, or other third parties acting on Spinco’s behalf will comply with these requirements at all times. Spinco’s risk may be heightened in jurisdictions where corruption is perceived to be more prevalent.

Actual or alleged violations could result in investigations, significant civil and criminal fines and penalties, disgorgement, monitorships, and reputational damage. Any of these events could adversely affect Spinco’s business, financial condition, results of operations, and could require substantial management time and resources to address.

Inadequate protection of Spinco’s intellectual property and exposure to third-party intellectual property claims could adversely affect Spinco’s business and results of operations.

Spinco develops and owns, and in some cases licenses, intellectual property used in Spinco’s engineering, design, and manufacturing services and in Spinco’s products. Although Spinco uses a range of measures to protect its intellectual property, including contractual and security controls and seeking patent and trademark protection where appropriate, these measures may not prevent infringement, misappropriation or other unauthorized disclosure or use of Spinco’s intellectual property or innovations. Moreover, protecting against the unauthorized use of proprietary technology is difficult and expensive and Spinco may need to litigate with third parties to enforce or defend patents issued to Spinco and Spinco’s other intellectual property rights or to determine the enforceability and validity of Spinco’s proprietary rights or those of others. If Spinco cannot adequately protect or enforce its intellectual property rights, Spinco could lose the competitive advantages of its proprietary technology.

Spinco’s activities may expose Spinco, Spinco’s suppliers, and Spinco’s customers to claims that Spinco’s services, products, processes, designs, or components infringe, misappropriate, or otherwise violate third-party intellectual property rights, or that Spinco has breached license or other contractual provisions. Spinco also sometimes enters into patent, software, or other licenses that condition Spinco’s use of third-party technology and restrict the scope of permitted activities. While licensing is not a significant component of Spinco’s business, disputes may still arise over coverage or compliance, Spinco’s licensors may fail to maintain, enforce, or protect the licensed intellectual property, and Spinco may decide not to take certain licenses, any of which could increase the likelihood of third-party assertions and require Spinco to modify or limit certain activities, products, or services.

Because Spinco provides design and engineering services in addition to manufacturing, customers often seek to allocate intellectual property risk to Spinco to a greater extent than in traditional manufacturing engagements, including requiring broad intellectual property indemnities. Assertions against Spinco’s customers may trigger indemnification obligations, require Spinco to participate in defense, or result in disputes over responsibility between Spinco and Spinco’s customers. Moreover, Spinco could become subject to large indemnity payments or damages claims from contractual breach, which could harm Spinco’s business results, cash flows, financial condition, or prospects.

If infringement, misappropriation, or other similar claims are brought against Spinco or Spinco’s customers, whether or not they have merit, Spinco could be required to expend significant resources on defense, and Spinco or Spinco’s customers could be required to develop non-infringing alternatives, obtain licenses, or cease, delay, or modify the affected services, products, or features. Suitable alternatives may be unavailable or costly, licenses may not be available on commercially reasonable terms or at all, and any litigation or dispute resolution could be lengthy, disruptive, and expensive and may not be resolved in Spinco’s or Spinco’s customers’ favor.

Spinco also faces heightened risks to Spinco’s intellectual property in certain foreign jurisdictions, including risks of theft, reverse engineering, or misuse; limitations in the availability, scope, or enforceability of intellectual property rights; and challenges in obtaining effective remedies. In some countries in which Spinco operates, intellectual property laws and enforcement mechanisms may be weaker than in the United States, and legal or administrative requirements may require Spinco to compromise protections or yield certain rights to technology, data, or other intellectual property to conduct business in such countries or access certain markets. Any inability to obtain, maintain, or enforce Spinco’s intellectual property rights in jurisdictions where Spinco operates could result in the loss of competitive advantage, reduced revenue, and other adverse consequences that could affect Spinco’s business, financial condition, and results of operations.

In addition, Spinco’s corporate name, trade names, and related brand identity may be subject to challenge. Competitors or other third parties may use trade names, trademarks, or service marks similar to Spinco’s, which could impede Spinco’s ability to build brand identity and lead to third-party claims. If Spinco is required to rebrand or change its trade names as a result of third-party claims or other circumstances, Spinco could incur substantial costs related to marketing, packaging, legal compliance, and customer communications, and Spinco may experience operational disruptions and a period of reduced brand recognition that adversely affects demand for Spinco’s products and services. The collective impact of these risks could be material to Spinco’s business, financial condition, and results of operations.

Defects or failures in Spinco’s products or solutions could lead to liability and warranty claims, contractual penalties, and reputational harm.

If Spinco’s products, manufacturing processes, or design and engineering services contain defects or deficiencies, demand for Spinco’s offerings may decline, Spinco’s reputation may be harmed, and Spinco may be exposed to product liability and warranty claims and other customer claims. Spinco also may be required to undertake service-based remediation, such as onsite field service actions, retrofits, or component replacements, and may incur SLA or other contractual penalties, any of which can be costly, disruptive, and exceed remediation costs. Even when customers, suppliers, or third parties are responsible, indemnification may be unavailable, delayed, or inadequate, and insurance may be inadequate, unavailable, or uneconomic.

Because Spinco frequently builds to customer specifications, including for hyperscaler and cloud customers, and integrates third-party components, defects may arise or be alleged due to customer design choices, supplier quality issues, component failures, or quality and process variances, including materials, testing, or other supply-chain issues. These issues can halt integration or delay shipments and deployments, require additional service actions or other corrective measures, increase costs, trigger claims for failure to meet specifications, and damage customer relationships.

As Spinco expands higher-value design, engineering, and solutions offerings, Spinco’s early-stage execution risks and warranty exposure may increase, and pricing may not fully cover associated warranty and service-remediation costs. Quality or execution issues during ramps can amplify costs and contribute to variability in Spinco’s results. Integration of control software and firmware in Spinco’s infrastructure solutions also introduces reliability, interoperability, and cybersecurity risks, including vulnerabilities in third-party or customer-specified software components.

Failure to comply with employment and related laws and regulations could adversely affect Spinco’s business and financial performance.

Spinco is subject to U.S. and foreign employment, labor, benefits, immigration, and related laws governing, among other things, wage-and-hour, worker classification, workplace safety, anti-discrimination and retaliation, leave and accommodations, collective bargaining and works councils, termination benefits, work authorization, and handling of employee data. These requirements vary by jurisdiction and change frequently, and regulatory actions or changes in labor legislation could facilitate union organizing or impose additional employer obligations. Portions of Spinco’s workforce are, or may become, represented by labor unions, including as a result of acquisitions or organizing campaigns, and Spinco has experienced organizing activity at certain facilities. Work stoppages, strikes, or other labor disruptions could adversely affect Spinco’s operations and customer relationships. Government agencies and private plaintiffs, including through class or collective actions, regularly pursue audits, investigations, and enforcement. Adverse outcomes may include monetary penalties, back pay, damages, tax assessments, injunctive or equitable relief requiring changes to Spinco’s practices, restrictions on staffing models, and immigration-related sanctions. Compliance efforts, disputes, and remediation can be costly and disruptive, and insurance coverage may be limited. Any of the foregoing could materially and adversely affect Spinco’s business, financial condition, results of operations, and reputation.

Spinco is subject to extensive environmental, health and safety, and producer responsibility laws; violations or alleged violations may result in fines, production suspensions, costly remediation, product recalls, and limitations on facility expansion.

Spinco’s operations are regulated by federal, state, local, and international environmental, health and safety, and product stewardship requirements governing worker health and safety; the generation, use, storage, transportation, discharge, and disposal of materials, including hazardous substances; product content and recyclability; and end-of-life producer responsibility. Applicable regimes include the EU Waste Electrical and Electronic Equipment Directive, China’s regulation on electronic information products, and the EU carbon border adjustment mechanism, among others.

Spinco may also face liability to customers regarding materials used in procured components. Non-compliance, or allegations thereof, could lead customers to refuse purchases and could trigger fines, penalties, production suspension, product sales prohibitions, product recalls, and costly changes to operations, procurement, and inventory management. Spinco is responsible for cleanup at certain current and former facilities and at certain third-party sites, and some environmental laws impose strict liability without fault for investigation and remediation of releases. More stringent standards, or new findings of contamination, could increase Spinco’s liabilities and costs. Additional environmental matters may arise at sites where no issue is currently known or at sites Spinco may acquire.

Evolving sustainability expectations and related disclosure regimes may increase costs, create legal exposure, and adversely impact Spinco’s operations, talent attraction, and access to capital.

Governments, investors, customers, employees, and other stakeholders continue to focus on sustainability matters, including climate change and greenhouse gas emissions, environmental stewardship, responsible sourcing, human capital, and related matters. These expectations have led to multiple and evolving reporting regimes, including the EU Corporate Sustainability Reporting Directive (“CSRD”) and California’s climate statutes, and many customers and investors impose sustainability requirements through policies or procurement terms or investment standards. Meeting these expectations and reporting obligations involves operational, financial, legal, regulatory, and reputational risks, may require additional resources and controls, and may be affected by evolving and inconsistent standards for identifying, measuring, and reporting sustainability metrics. At the same time, “anti-ESG/DEI” legislation and policies in certain jurisdictions may impose additional, and potentially conflicting, compliance obligations and litigation risks. Failure or perceived failure to meet goals that Spinco may announce, adhere to public statements, or comply with reporting requirements on announced timelines could adversely affect Spinco’s reputation, customer relationships, talent recruitment and retention, and investment attractiveness, and could result in enforcement actions or private litigation.

Climate change regulation could disrupt Spinco’s operations and supply chain and increase Spinco’s costs.

Several jurisdictions have enacted or are considering climate-related disclosure and due diligence laws, such as the EU CSRD, EU Taxonomy, the EU Corporate Sustainability Due Diligence Directive, and California’s climate statutes, that may directly or indirectly affect Spinco’s operations and those of Spinco’s suppliers. Compliance and adaptation may require increased energy, production, transportation, and raw material costs, higher capital expenditures, and higher insurance costs, and inconsistent requirements across jurisdictions may further increase compliance burden. The impact of future climate regulation and policy remains uncertain, and increased public scrutiny regarding climate matters can also affect Spinco’s reputation. Any of these developments could have a material adverse effect on Spinco’s business, financial condition, and results of operations.

Risks Related to the Spin-Off

Spinco may not achieve some or all of the expected benefits of the Spin-Off, and the Spin-Off may adversely impact Spinco’s business.

Spinco may not realize any strategic, financial, operational, or other benefits from the Spin-Off. Spinco cannot predict with certainty if or when anticipated benefits will occur or the extent to which they will be achieved. Following the completion of the Spin-Off, Spinco’s operational and financial profile will change and Spinco will face new risks. Following the completion of the Spin-Off, Spinco will be a smaller and less-diversified company compared to Flex prior to the Spin-Off, and may be more vulnerable to changing market conditions. As part of Flex, Spinco has been able to enjoy certain benefits from Flex’s operating diversity, size, and purchasing power, as well as opportunities to pursue integrated initiatives with Flex’s other businesses. As an independent, publicly traded company, Spinco will not have the same benefits. While Spinco believes that the Spin-Off will position each company to better unlock its full standalone long-term potential, Spinco cannot assure you that following the Spin-Off, Spinco will be successful. Further, there can be no assurance that the combined value of the shares of the two resulting companies will be equal to or greater than what the value of Flex ordinary shares would have been had the Spin-Off not occurred. After the Spin-Off, Flex or Spinco may offer products or engage in businesses that compete with the other company’s products or businesses, subject to the reciprocal restrictions described below.

The non-competition and customer non-solicitation restrictions in the Separation Agreement may limit Spinco’s ability to compete and pursue certain business opportunities.

The Separation Agreement will impose reciprocal non-competition and customer non-solicitation restrictions applicable worldwide on Spinco and Flex and their respective subsidiaries during the Restricted Period, which will be the three years following the Distribution. Spinco generally would be restricted from engaging in the RemainCo Restricted Business, meaning contract manufacturing services generally but excluding (i) integration of modular power equipment and associated enclosures and (ii) contract manufacturing services in the Cloud &

Compute business. For the avoidance of doubt, the RemainCo Restricted Business includes contract manufacturing services for the Power, Cooling, and Networking product businesses, in any jurisdiction worldwide. Spinco also generally would be restricted from soliciting any RemainCo Protected Customer. Flex generally would be restricted from engaging in the Spinco Restricted Business, meaning (i) the Power business, excluding contract manufacturing services; (ii) the Cooling business, excluding contract manufacturing services; and (iii) the Cloud & Compute business, including contract manufacturing services generally and for the avoidance of doubt, including contract manufacturing services related to CPU and AI-accelerated servers, compute trays, fabrication of associated racks and enclosures, and integration into those racks, but excluding contract manufacturing services for Networking products, and from soliciting any Spinco Protected Customer. Among other exceptions, (a) Spinco would be permitted to continue contract manufacturing in the Power, Cooling and Networking product businesses only for customers for which Spinco or any member of the Spinco Group has such business as of immediately prior to the Effective Time, including associated future programs with such customers and (b) RemainCo would be permitted to continue the Compute business for certain customers. These restrictions may limit Spinco’s ability to compete in certain markets, pursue certain customers, or complete acquisitions or other strategic transactions during the Restricted Period, which could materially and adversely affect Spinco’s business, financial condition and results of operations. See “Certain Relationships and Related Transactions—Agreements with Flex—The Separation Agreement—Non-Competition and Customer Non-Solicitation.”

Spinco may incur material costs and expenses as a result of the Spin-Off.

Spinco may incur costs and expenses greater than Spinco currently expects to incur as a result of the Spin-Off. These increased costs and expenses may arise from various factors, including financial reporting and costs associated with complying with federal securities laws (including compliance with Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”). Spinco will also incur ongoing costs and dis-synergies in connection with, or as a result of, the separation and related restructuring transactions, including costs of operating as independent, publicly traded companies that the two businesses will no longer be able to share. Spinco cannot assure you that these costs will not be material to Spinco’s business.

Spinco may not be able to prevent or detect all errors or fraud, and as a newly standalone public company, Spinco will need to establish its own internal control environment.

As a newly standalone public company following the Spin-Off, Spinco will need to establish and maintain Spinco’s own financial, accounting, and reporting systems and internal control over financial reporting. Certain functions for Spinco’s business have historically been performed or supported by Flex, and following the separation, Spinco must implement these functions independently. Spinco may face challenges in designing and implementing controls that were previously provided by Flex or that must be modified to reflect Spinco’s standalone operations, and there can be no assurance that Spinco will successfully establish and maintain adequate internal controls.

Due to the inherent limitations of internal control systems, misstatements due to error or fraud may occur and may not be detected in a timely manner or at all. Over time, certain aspects of a control system may become inadequate because of changes in conditions, or the degree of compliance with policies or procedures may deteriorate. In connection with Spinco’s ongoing assessment of the effectiveness of Spinco’s internal control over financial reporting, Spinco may discover “material weaknesses” in Spinco’s internal controls that could result in material misstatements not being prevented or detected on a timely basis.

The existence of any material weakness may require significant management time and remediation expense, may result in errors requiring corrective adjustments or restatements, may cause Spinco to fail to meet reporting obligations, and may cause shareholders to lose confidence in Spinco’s reported financial information, any of which could materially and adversely affect the market price of Spinco’s securities and Spinco’s ability to maintain compliance with securities laws and stock exchange listing requirements.

If Spinco fails to maintain proper and effective internal controls, Spinco’s ability to produce accurate and timely financial statements could be impaired, Spinco’s stock price and Spinco’s ability to access the capital markets could be adversely impacted, and investors’ views of Spinco could be harmed.

The Sarbanes-Oxley Act requires, among other things, that Spinco maintain effective internal control over financial reporting and disclosure controls and procedures. In particular, Spinco must perform system and process evaluation and testing of Spinco’s internal control over financial reporting to allow management and Spinco’s independent registered public accounting firm to report on the effectiveness of Spinco’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act, with auditor attestation of the effectiveness of Spinco’s internal controls, beginning as early as Spinco’s second required annual report on Form 10-K based on current SEC rules. To comply with these requirements, Spinco may need to upgrade its systems, implement additional financial and management controls, reporting systems and procedures and hire additional accounting and finance staff. Spinco expects to incur additional annual expenses for the purpose of addressing these and other public-company reporting requirements. If Spinco is unable to upgrade Spinco’s financial and management controls, reporting systems, IT systems and procedures in a timely and effective fashion, Spinco’s ability to comply with financial reporting requirements and other rules that apply to reporting companies under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), could be impaired. If Spinco is not able to comply with the requirements of Section 404 in a timely manner or if Spinco or Spinco’s independent registered public accounting firm identifies deficiencies in Spinco’s internal control over financial reporting that are deemed to be material weaknesses, the market price of shares of Spinco common stock could decline and Spinco could be subject to sanctions or investigations by the SEC or other regulatory authorities, which would require additional financial and management resources.

Spinco’s ability to comply with Section 404 requires Spinco to be able to prepare timely and accurate financial statements. Any delay in the implementation of, or disruption in the transition to, new or enhanced systems, procedures or controls may cause Spinco’s operations to suffer, and Spinco may be unable to conclude that Spinco’s internal control over financial reporting is effective and to obtain an unqualified report on internal controls from Spinco’s auditors as required under Section 404 of the Sarbanes-Oxley Act. Moreover, Spinco cannot be certain that these measures would ensure that Spinco implements and maintains adequate controls over Spinco’s financial processes and reporting in the future. Even if Spinco were to conclude, and Spinco’s auditors were to concur, that Spinco’s internal control over financial reporting provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, because of its inherent limitations, internal control over financial reporting might not prevent or detect fraud or misstatements. This, in turn, could have an adverse impact on trading prices for Spinco’s shares of common stock and could adversely affect Spinco’s ability to access the capital markets.

Spinco is being spun off from its parent company, Flex, and Spinco’s historical and pro forma financial information is not necessarily representative of the results that Spinco would have achieved as a separate, publicly traded company and, therefore, may not be a reliable indicator of Spinco’s future results.

Spinco is being spun off from its parent company, Flex, and has no operating history as an independent, publicly traded company. The historical information about Spinco in this proxy statement refers to Spinco’s business as part of pre-Spin-Off Flex. Spinco’s historical and pro forma financial information included in this proxy statement is derived from the combined financial statements and accounting records of Flex. Accordingly, the historical and pro forma financial information included in this proxy statement does not necessarily reflect the financial condition, results of operations, or cash flows that Spinco would have achieved as a separate, publicly traded company during the periods presented or those that Spinco will achieve in the future primarily as a result of the factors described below:

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Spinco may need to make significant investments to replicate or outsource certain systems, infrastructure, and functional expertise after the Spin-Off. These initiatives to develop Spinco’s independent ability to operate will be costly to implement. Spinco may not be able to operate Spinco’s business as efficiently or at comparable costs, and Spinco’s profitability may decline;

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How Spinco finances Spinco’s working capital or other cash requirements may differ from how Spinco financed those requirements as part of pre-Spin-Off Flex. After the Spin-Off, Spinco’s access to and cost of debt financing will be different from the historical access to and cost of debt financing under pre-Spin-Off Flex. Differences in access to and cost of debt financing are likely to result in differences in interest rates charged to Spinco on financings, the amounts of indebtedness, types of financing structures and debt markets that may be available to Spinco, which may have an adverse effect on Spinco’s business, financial condition, results of operations, and cash flows; and

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In preparing Spinco’s financial statements, pre-Spin-Off Flex made allocations of costs and corporate expenses deemed to be attributable to Spinco’s business. However, these costs and expenses reflect the costs and expenses attributable to Spinco’s business operated as part of a larger organization and do not necessarily reflect costs and expenses that would be incurred by Spinco had Spinco been operating independently. As a result, Spinco’s historical financial information may not be a reliable indicator of future results.

For additional information about the past financial performance of Spinco’s business and the basis of presentation of the historical combined financial statements and the unaudited pro forma combined financial statements of Spinco’s business, see the sections of this proxy statement entitled “Axiom Unaudited Pro Forma Condensed Combined Financial Information,” “Notes to Axiom Unaudited Pro Forma Condensed Combined Financial Information,” “Summary of Axiom Historical and Unaudited Pro Forma Combined Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom” as well as the combined financial statements and accompanying notes, included elsewhere in this proxy statement.

Flex may fail to perform under various transaction agreements that will be executed as part of the Spin-Off, or Spinco may fail to have necessary systems and services in place when Flex is no longer obligated to provide services under the various agreements.

Spinco and Flex will enter into certain agreements, such as the Separation Agreement, a Transition Services Agreement, a Tax Matters Agreement, an Employee Matters Agreement, an Intellectual Property Matters Agreement, a Stockholder’s and Registration Rights Agreement, Cross-Supply Agreements, and a Site Services Agreement, as discussed in greater detail in the section of this proxy statement entitled “Certain Relationships and Related Transactions—Agreements with Spinco,” which may provide for the performance by each company for the benefit of the other for a period of time after the Spin-Off. If Flex is unable to satisfy its obligations under these agreements, including its indemnification obligations in favor of Spinco, Spinco could incur operational difficulties or losses.

If Spinco does not have in place Spinco’s own systems and services, and does not have agreements with other providers of these services when the transitional or other agreements terminate, or if Spinco does not implement the new systems or replace Flex’s services successfully, Spinco may not be able to operate Spinco’s business effectively, which could disrupt Spinco’s business and have a material adverse effect on Spinco’s business, financial condition, and results of operations. These systems and services may also be more expensive to install, implement, and operate, or less efficient than the systems and services Flex is expected to provide during the transition period.

In connection with the Spin-Off, Flex will indemnify Spinco for certain liabilities. However, there can be no assurance that the indemnity will be sufficient to protect Spinco against the full amount of such liabilities, or that Flex’s ability to satisfy its indemnification obligations will not be impaired in the future.

Flex will agree to indemnify Spinco for certain liabilities as discussed further in the section of this proxy statement entitled “Certain Relationships and Related Transactions.” However, third parties could also seek to hold Spinco responsible for liabilities that Flex has agreed to retain, and there can be no assurance that the indemnity from Flex will be sufficient to protect Spinco against the full amount of such liabilities, or that Flex will be able to fully satisfy its indemnification obligations. In addition, Flex’s insurers may attempt to deny coverage to Spinco for liabilities associated with certain occurrences of indemnified liabilities prior to the Spin-Off.

In connection with the separation, Spinco will assume and indemnify Flex for certain liabilities. If Spinco is required to make payments pursuant to these indemnities to Flex, Spinco would need to meet those obligations and Spinco’s financial results could be adversely impacted.

Spinco will agree to assume and indemnify Flex for, certain liabilities as discussed further in the section of this proxy statement entitled “Certain Relationships and Related Transactions.” Payments pursuant to these indemnities may be significant and could adversely impact Spinco’s business, financial condition, results of operations, and cash flows, particularly indemnities relating to Spinco’s actions that could impact the tax-free nature of the Distribution.

If the Distribution, together with certain related transactions, does not qualify for the Intended Tax Treatment, you and Flex could be subject to significant U.S. federal income tax liability and, in certain circumstances, Spinco could be required to indemnify Flex for material taxes pursuant to indemnification obligations under the anticipated Tax Matters Agreement.

It is a condition to the completion of the Distribution that Flex receives the Tax Opinion, substantially to the effect that, among other things, the Distribution, together with certain related transactions, will qualify for the Intended Tax Treatment and that holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code. However, this condition may be waived by Flex in its sole discretion. The Tax Opinion will rely on certain facts, assumptions, representations, and undertakings from Flex and Spinco, including those regarding the past and future conduct of the companies’ respective businesses and other matters. Nevertheless, an opinion of counsel, such as the Tax Opinion, neither binds the United States Internal Revenue Service (the “IRS”) nor precludes the IRS or the courts from adopting a contrary position. Moreover, Flex does not intend to request a ruling from the IRS on issues related to the U.S. federal income tax consequences of the Distribution and certain related transactions. Therefore, notwithstanding the Tax Opinion, the IRS could determine that the Distribution or any such related transaction is taxable if it determines that any of these facts, assumptions, representations, or undertakings are not correct or have been violated, or that the Distribution should be taxable for other reasons, including if the IRS were to disagree with the conclusions in the Tax Opinion. For more information regarding the Tax Opinion, see the section of this proxy statement entitled “United States Federal Income Tax Consequences of the Distribution.”

If the Distribution or any of the above referenced related transactions is determined to be taxable for U.S. federal income tax purposes, a shareholder of Flex that has received shares of Spinco common stock in the Distribution and Flex could each incur significant U.S. federal income tax liabilities. In addition, Flex and Spinco could incur significant U.S. federal income tax obligations, whether under applicable law or under the Tax Matters Agreement that Flex and Spinco intend to enter into. For a discussion of the tax consequences of the Distribution, together with certain related transactions, please refer to the section entitled “United States Federal Income Tax Consequences of the Distribution.”

To preserve the tax-free treatment to Flex and its shareholders of the Distribution and certain related transactions, under the Tax Matters Agreement that Flex and Spinco anticipate entering into, Spinco will be restricted from taking certain actions after the Distribution that could adversely impact the Intended Tax Treatment of the Distribution and such related transactions.

To preserve the tax-free treatment to Flex and its shareholders of the Distribution and certain related transactions, under the Tax Matters Agreement that Flex and Spinco anticipate entering into, Spinco may be restricted from taking certain actions after the Distribution that could adversely impact the Intended Tax Treatment of the Distribution, together with certain related transactions. Failure to adhere to any such restrictions, including in certain circumstances that may be outside of Spinco’s control, could result in tax being imposed on Flex for which Spinco could bear responsibility and for which Spinco could be obligated to indemnify Flex. In addition, even if Spinco is not responsible for tax liabilities of Flex under the anticipated Tax Matters Agreement, Spinco nonetheless could potentially be liable under applicable tax law for certain of such liabilities if such taxes were not paid.

The terms of the anticipated Tax Matters Agreement may, furthermore, restrict Spinco from taking certain actions, particularly for the two years following the Spin-Off, including (among other things) the ability to freely issue stock, to merge or agree to merge with a third party, to be acquired or agree to be acquired by certain parties and to raise additional equity capital. Any such restrictions could impair Spinco’s ability to implement strategic initiatives. Also, any indemnity obligation to Flex might discourage, delay or prevent a change of control that Spinco or its shareholders may otherwise consider favorable. These restrictions may limit Spinco’s ability to enter into certain strategic transactions or other transactions that Spinco may believe to be in the best interests of its shareholders or that might increase the value of Spinco’s business. In addition, under the anticipated Tax Matters Agreement, Spinco may be required to indemnify Flex against certain tax liabilities as a result of the acquisition of Spinco’s stock or assets, even if Spinco did not participate in or otherwise facilitate the acquisition. For a discussion of the Tax Matters Agreement, see the section of this proxy statement entitled “Certain Relationships and Related Transactions—Agreements with Spinco—Tax Matters Agreement.”

There is uncertainty regarding the potential application of Section 367(b) of the Code to the Distribution, which could result in material U.S. federal income tax liability to U.S. Holders.

The U.S. federal income tax treatment of the Distribution to U.S. Holders (as defined in the section entitled “United States Federal Income Tax Consequences of the Distribution”) depends in part on the interpretation and application of Section 367(b) of the Code and certain Treasury Regulations promulgated thereunder, including Treasury Regulations Section 1.367(b)-3(c). Flex understands that it is not possible for its tax counsel, Skadden, to reach a more definitive conclusion regarding whether holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) are required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code, as the U.S. federal income tax treatment of the Distribution to such holders depends in part on the interpretation and application of Section 367(b) of the Code and Treasury Regulations promulgated thereunder, including Treasury Regulations Section 1.367(b)-3(c). These rules are complex, and there is significant uncertainty as to whether such Treasury Regulations should be interpreted as applying to the Distribution because Flex is a non-U.S. corporation that is not a controlled foreign corporation for U.S. federal income tax purposes, and the Distribution is structured as a pro rata distribution of Spinco common stock to holders of Flex ordinary shares. Thus, the applicability of these Treasury Regulations is unclear.

Accordingly, certain conclusions in the Tax Opinion will relate to matters for which there is no legal authority directly on point, and such conclusions will therefore necessarily be based upon analysis and interpretation of certain authorities. Based upon such analysis and authorities, the Tax Opinion will provide that holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code.

Flex does not intend to request a ruling from the IRS on issues related to the U.S. federal income tax consequences of the Distribution and certain related transactions. Moreover, the Tax Opinion will not be binding upon the IRS or any court. As such, there is a risk that the IRS could assert, contrary to the conclusions reached in the Tax Opinion, that Treasury Regulations Section 1.367(b)-3(c) does apply to the Distribution.

If the IRS were to successfully assert that such Treasury Regulations apply to the Distribution, the receipt of Spinco common stock pursuant to the Distribution would be taxable to a U.S. Holder whose Flex ordinary shares have a fair market value of $50,000 or more on the Distribution Date, and such U.S. Holder would be required to recognize gain (but not loss) upon the Distribution, but there is no clear guidance regarding how such gain should be computed. Such amounts may be significant, potentially resulting in material U.S. federal income tax liabilities. However, if the fair market value of a U.S. Holder’s Flex ordinary shares is less than $50,000 on the Distribution Date, these rules would not apply, and the Distribution would not be taxable to such holder pursuant to such rules. U.S. Holders are urged to consult their tax advisor as to the applicability of these Treasury Regulations and how to determine the amount of any gain that would be required to be recognized. See the section entitled “United States Federal Income Tax Consequences of the Distribution” for more information.

The Spin-Off and related internal restructuring transactions may expose Spinco to potential liabilities arising out of state and federal fraudulent conveyance laws and legal dividend requirements.

Although the Flex Board of Directors expects to receive a solvency opinion, the Spin-Off could be challenged under various state and federal fraudulent conveyance laws. Fraudulent conveyances or transfers are generally defined to include (a) transfers made or obligations incurred with the actual intent to hinder, delay or defraud current or future creditors or (b) transfers made or obligations incurred for less than reasonably equivalent value when the debtor was insolvent, or that rendered the debtor insolvent, inadequately capitalized or unable to pay its debts as they become due. A creditor or an entity acting on behalf of a creditor (including, without limitation, a trustee or debtor-in-possession in a bankruptcy by Spinco or Flex or any of Spinco’s or its respective subsidiaries) may bring a lawsuit alleging that the Spin-Off or any of the related transactions constituted a fraudulent conveyance. If a court accepts these allegations, it could impose a number of remedies, including, without limitation, voiding the Distribution and returning Spinco’s assets or shares and subjecting Flex and/or Spinco to liability.

Spinco may have received better terms from unaffiliated third parties than the terms Spinco will receive in its agreements with Flex.

The agreements Spinco will enter into with Flex in connection with the Spin-Off, including the ancillary agreements, were prepared while Spinco was still a wholly owned subsidiary of Flex. Accordingly, during the period in which the terms of those agreements were prepared, Spinco did not have a board of directors or management team that was independent of Flex. While the parties believe the terms reflect arm’s-length terms, there can be no assurance that Spinco would not have received better terms from unaffiliated third parties than the terms Spinco will receive in its agreements with Flex. For more information, see the section of this proxy statement entitled “Certain Relationships and Related Transactions—Agreements with Spinco.”

Some contracts and other assets which will need to be transferred or assigned from Flex or its affiliates to Spinco in connection with the Spin-Off may require the consent of a third party. If such consent is not given, Spinco may not be entitled to the benefit of such contracts and other assets in the future, which could adversely impact Spinco’s financial condition and future results of operations.

In connection with the Spin-Off, a number of contracts and licenses with third parties and other assets are to be transferred or assigned from (x) Flex or its affiliates to Spinco or Spinco’s anticipated subsidiaries or (y) Spinco or its affiliates to Flex or its subsidiaries. However, the transfer or assignment of certain of these contracts, licenses, or assets may require the consent of a third party to such a transfer or assignment. Similarly, in some circumstances, Spinco and another business unit of Flex are joint beneficiaries of contracts, and Spinco or Flex will need to (x) enter into a new agreement with the third party to replicate the existing contract, (y) be assigned and delegated the portion of the existing contract related to the applicable business or (z) use commercially reasonable efforts to provide for an alternative arrangement to obtain the same or reasonably similar benefits and burdens of the applicable portion of the existing contract. It is possible that some parties may use the requirement of a consent or the fact that the Spin-Off is occurring to seek more favorable contractual terms from Spinco, to terminate the contract or license or to otherwise request additional accommodations, commitments, or other agreements from Spinco. If Spinco is unable to obtain such consents on commercially reasonable and satisfactory terms or if the contracts are terminated, Spinco may be unable to obtain the benefits, assets, and contractual commitments which are intended to be allocated to Spinco as part of the Spin-Off. The failure to timely complete the assignment of existing contracts, licenses, or assets, or the negotiation of new arrangements, or a termination of any of those arrangements, could have a material adverse impact on Spinco’s financial condition and future results of operations. To the extent Spinco requires a specific arrangement and agrees to less favorable terms in connection with obtaining any consent to retain that arrangement, the basis for that arrangement may be less favorable than currently held by Spinco and could adversely impact Spinco’s financial condition and future results of operations. In addition, where Spinco does not intend to obtain consent from third-party counterparties based on Spinco’s belief that no consent is required, the third-party counterparties may challenge a transfer of assets on the basis that the terms of the applicable commercial arrangements require the third-party counterparties’ consent. Spinco may incur substantial litigation and other costs in connection with any such claims and, if Spinco does not prevail, Spinco’s ability to use these assets could be materially and adversely impacted.

In connection with the Spin-Off, Spinco expects to incur debt obligations that could materially and adversely affect Spinco’s business, results of operations, cash flows, and financial condition.

In connection with the completion of the Spin-Off, Spinco expects to incur indebtedness of up to $4.4 billion (as reduced by the proceeds actually received from the issuance of Series A Preferred Stock) pursuant to the Spinco Financing Arrangements and to complete the Spinco Cash Distribution to Flex. The terms of such indebtedness are subject to change and will be finalized prior to the closing of the Spin-Off.

Spinco’s ability to make payments on and to refinance our indebtedness, including the debt incurred in connection with the Spin-Off, as well as any future debt that Spinco may incur, will depend on our ability to generate cash in the future from operations, financings or asset sales. Spinco’s ability to generate cash is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond Spinco’s control, as well as the risk factors set forth herein.

Flex will incur $4.4 billion of short-term acquisition indebtedness that must be repaid within 364 days, and repayment depends on the completion of the Spin-Off and the related Spinco financings.

Flex expects to fund the $4.4 billion EPC Power Acquisition purchase price with $3.3 billion under the Flex Term Loan Facility and $1.1 billion under the Bridge Facility. Each facility matures 364 days after it is funded. Flex intends to repay both with the Spinco Cash Distribution, which Spinco expects to fund with its term loans and the Series A Preferred Stock. Flex must prepay the Flex Term Loan Facility within one business day after the Spinco term loans are funded. If the Spin-Off is delayed beyond the maturity of these facilities, or does not occur, Flex would need to repay or refinance up to $4.4 billion from other sources. Those sources might not be available on acceptable terms, or at all.

If the Spin-Off is delayed or does not occur, Spinco must redeem the Series A Preferred Stock at a premium, and Flex has guaranteed that redemption.

If the Distribution Date has not occurred before December 31, 2027, Spinco must redeem all of the Series A Preferred Stock. The redemption price may be paid in cash, Flex ordinary shares, or a combination thereof, at Spinco’s election, and such election by the Spinco is subject to approval by Flex. The redemption price is 115% of the Stated Value if paid in cash, or 125% if paid in Flex ordinary shares. Cash dividends already paid are deducted, and the price is grossed up for taxes at an assumed 25.5% rate. To the extent Flex ordinary shares are used to pay the redemption price, Spinco and holders will use commercially reasonable efforts to mutually agree on the number of Flex ordinary shares to be delivered prior to December 1, 2027, and Flex agreed to provide customary registration rights with respect to such Flex ordinary shares. Flex has irrevocably and unconditionally guaranteed the redemption. Paying the redemption price in cash would require Flex to use substantial liquidity or incur additional debt. A share settlement would be dilutive to Flex shareholders.

If Spinco’s cash flow from operations is less than Spinco anticipates, or if Spinco’s cash requirements are more than Spinco expects, Spinco may require additional access to capital and may need to incur additional debt or raise additional funds.

If Spinco’s cash flow from operations is less than Spinco anticipates, or if Spinco’s cash requirements are more than Spinco expects, Spinco may require additional access to capital and may need to incur additional debt or raise additional funds. However, debt or equity financing may not be available to Spinco on terms acceptable or favorable to Spinco, if at all, and will depend on a number of factors, many of which are beyond Spinco’s control, such as the state of the credit and financial markets and other economic, financial, and geopolitical factors. If Spinco incurs additional debt or raises capital through the issuance of preferred stock, the terms of the debt or preferred stock issued may give the holders thereof rights, preferences, and privileges senior to those of holders of Spinco common stock, particularly in the event of liquidation. For example, the Series A Preferred Stock will rank senior to Spinco common stock in the event of liquidation, dissolution or winding up and with respect to the payment of dividends. The terms of such debt may also impose additional and more stringent restrictions on Spinco’s operations than Spinco is currently subject to. If Spinco raises funds through the issuance of additional equity, your percentage ownership in Spinco would be diluted. If Spinco is unable to raise additional capital when needed, it could affect Spinco’s financial condition, which could adversely impact your investment in Spinco.

Following the Spin-Off, the value of your ordinary shares of Flex and common stock of Spinco may collectively trade at an aggregate price less than what Flex ordinary shares might have traded at had the Spin-Off not occurred.

The ordinary shares of Flex and common stock of Spinco that you may hold following the Spin-Off may collectively trade (taking into account the Distribution Ratio) at a value less than the price at which Flex ordinary shares might have traded had the Spin-Off not occurred or as it was trading prior to the Spin-Off. Reasons for this potential difference include the future performance of either Flex or Spinco as separate, independent companies, and the future shareholder base and market for Flex ordinary shares and Spinco’s common stock and the prices at which such shares individually trade.

Until the Distribution occurs, Flex has the sole discretion to change the terms of the Spin-Off in ways which may be unfavorable to Spinco.

Completion of the Distribution will be contingent upon the satisfaction or waiver of customary conditions, including, among other things, the effectiveness of appropriate filings with the SEC. For a more detailed description of these conditions, see the section of this proxy statement entitled “The Separation and Distribution—General—Conditions to the Distribution.” Until the Distribution occurs, Flex will have the sole and absolute discretion to determine and change the terms of the Spin-Off, including the allocation of assets and liabilities, the establishment of the Record Date and distribution date, the conditions to the Distribution, and all other terms. These changes could be unfavorable to Spinco. In addition, until the Spin-Off has occurred, Flex has the right not to complete the Spin-Off, even if all the conditions have been satisfied, if, at any time prior to the Distribution, the Flex Board of Directors determines, in its sole discretion, that the Spin-Off is not in the best interests of Flex, that a sale or other alternative is in the best interests of Flex, or that market conditions or other circumstances are such that it is not advisable at that time to separate the Cloud & Power Infrastructure business from Flex. Spinco cannot provide any assurances that the Distribution will be completed.

Certain entities or assets that are part of Spinco’s separation from Flex may not be transferred to Spinco at or prior to the Distribution or at all.

Certain entities and assets that are part of Spinco’s separation from Flex may not be transferred at or prior to the Distribution because the entities or assets, as applicable, are subject to governmental or third-party approvals that Spinco may not receive prior to the Distribution. It is currently anticipated that all material transfers will occur without material delays beyond the Distribution, but Spinco cannot offer any assurance that such transfers will ultimately occur or not be delayed for an extended period of time. To the extent such transfers do not occur at or prior to the Distribution, under the Separation Agreement, the benefits and burdens of owning such assets and/or entities will, to the extent reasonably possible and permitted by applicable law, be provided to the applicable party.

In the event such transfers do not occur or are significantly delayed because Spinco does not receive the required approvals, Spinco may not realize all of the anticipated benefits of Spinco’s separation from Flex and Spinco may be dependent on Flex for transition services for a longer period of time than would otherwise be the case.

The separation could give rise to disputes or other unfavorable effects, which could materially and adversely affect Spinco’s business, financial condition, and results of operations.

The separation may lead to increased operating and other expenses, of both a nonrecurring and a recurring nature, and to changes to certain operations, which expenses or changes could arise pursuant to arrangements made between Flex and Spinco or could trigger contractual rights of, and obligations to, third parties. Disputes with third parties could also arise out of these transactions, and Spinco could experience unfavorable reactions to the separation from employees, lenders, ratings agencies, regulators, or other interested parties. These increased expenses, changes to operations, disputes with third parties, or other effects could materially and adversely affect Spinco’s business, financial condition, and results of operations. In addition, following the separation, disputes with Flex could arise in connection with one or more of the ancillary agreements or certain other agreements.

Ms. Advaithi will serve as Spinco’s Chief Executive Officer and as one of Spinco’s directors as well as the non-executive chair of the Flex Board of Directors, and certain of Spinco’s directors and executive officers will continue to own shares of Flex, which overlap may give rise to conflicts of interest.

Following the Distribution, Ms. Advaithi will serve as Spinco’s Chief Executive Officer and as one of Spinco’s directors. Ms. Advaithi is also expected to fill a transitional role as the non-executive chair of the Flex Board of Directors. Ms. Advaithi may have actual or apparent conflicts of interest with respect to matters involving or affecting each of Flex or Spinco. For example, there will be the potential for a conflict of interest when Spinco, on the one hand, and Flex and its respective subsidiaries and successors, on the other hand, are party to commercial transactions concerning the same or adjacent investments. In addition, after the Distribution, even though Spinco’s Board of Directors will consist of a majority of directors who are independent, and any of Spinco’s expected executive officers who are currently employees of Flex will cease to be employees of Flex, certain of Spinco’s directors and executive officers will continue to have financial interests in Flex ordinary shares. However, no director or executive officer of Spinco is expected to beneficially own 1% or more of Flex ordinary shares following the Distribution. These financial interests could create actual, apparent, or potential conflicts of interest if Spinco and Flex pursue the same corporate opportunities or when these individuals are faced with decisions that could have different implications for Spinco and Flex. See “Certain Relationships and Related Transactions—Procedures for Approval of Related Person Transactions” for a discussion of certain procedures Spinco will institute to help ameliorate such potential conflicts that may arise.

The separation may result in disruptions to relationships with customers, suppliers, and other business partners.

While Spinco intends to manage Spinco’s operations to minimize any disruptions to Spinco’s customers, suppliers, and business partners, uncertainty related to the separation may nevertheless lead to disruption in those relationships. These disruptions, if not managed by Spinco, could have an adverse effect on Spinco’s business, financial condition, results of operations, and prospects.

After the separation, Spinco may be unable to make, on a timely or cost-effective basis, the changes necessary to operate as an independent company, and Spinco may experience a loss of institutional knowledge as a result of employee transitions.

At the completion of the separation, Spinco may not have the infrastructure, systems, or personnel necessary to operate effectively as an independent company, including with respect to the functionality and reliability of Spinco’s information technology systems, without relying on Flex to provide certain transitional services. Spinco may need additional personnel or third-party service providers to successfully operate Spinco’s business. Upon the completion of the separation, Spinco will enter into a transition services agreement with Flex pursuant to which Spinco will provide certain services to Flex, and Flex will provide certain services to Spinco, to allow Spinco to continue to operate in substantially the same manner following the separation and to benefit from the continuation of certain services for a certain amount of time post-separation and certain cost efficiencies in sharing certain resources and personnel. Spinco cannot assure you that Spinco will be able to successfully implement the infrastructure or retain or hire the personnel necessary to operate as a separate company or that Spinco will not incur costs in excess of anticipated costs to establish such infrastructure and retain or hire such personnel.

In addition, in connection with the Spin-Off, certain employees who have historically supported Spinco’s business may remain with Flex, retire, or otherwise depart. These employees may possess significant institutional knowledge regarding Spinco’s operations, customer relationships, supply chain, technology systems, and business processes that have been accumulated over many years. The loss of such institutional knowledge could result in operational inefficiencies, delays in decision-making, disruptions to customer and supplier relationships, and increased costs as Spinco trains new personnel or hires replacements. The departure of key personnel with specialized expertise could also impair Spinco’s ability to maintain continuity in Spinco’s operations and strategic initiatives. Even where employees transfer to Spinco from Flex, changes in organizational structure, reporting relationships, or corporate culture following the Spin-Off could result in the departure of valuable employees who might otherwise have remained. Spinco may not be able to fully replicate or retain the institutional knowledge held by departing employees, which could have a material adverse effect on Spinco’s business, financial condition, and results of operations.

The physical separation and reorganization of manufacturing operations in connection with the Spin-Off may disrupt Spinco’s business and result in increased costs.

In connection with the Spin-Off, Spinco will be required to physically separate and reorganize certain manufacturing operations. This process may involve the relocation of manufacturing equipment and production lines, the division or reconfiguration of shared manufacturing facilities, the establishment of new manufacturing capabilities, and the reconfiguration of supply chain and logistics networks. These activities are complex and may result in significant costs, production downtime, unabsorbed labor and overhead, or delays in fulfilling customer orders. During the transition period, Spinco may experience disruptions to manufacturing continuity, including interruptions in production schedules, reduced manufacturing capacity, quality control issues, or inefficiencies as Spinco establishes standalone operations. The transfer of manufacturing know-how, processes, and institutional knowledge from Flex may not occur smoothly or completely, which could adversely affect Spinco’s ability to maintain product quality and operational efficiency. In addition, the allocation of manufacturing capacity, equipment, and facilities between Spinco and Flex may not be optimal for Spinco’s business needs, and Spinco may need to incur significant capital expenditures to build or acquire additional manufacturing capacity.

The transfer of certain employees from Flex to Spinco contemplated by the separation will not be complete at the time of the Distribution.

In connection with the separation, Flex has agreed to transfer to Spinco, through asset transfers, dividends, contributions and similar transactions, the entities, assets, liabilities and obligations that Spinco will hold following the separation of Spinco’s business from Flex’s other businesses. As set forth more fully in “The Separation and Distribution” and “Certain Relationships and Related Transactions,” Spinco expects to enter into the Separation Agreement and a number of other agreements with Flex prior to the Distribution.

Certain of these transactions will not be complete at the time of the Distribution. In particular, at the completion of the Distribution, Spinco expects that a substantial portion of the employees that support Spinco’s business in certain jurisdictions will remain employed for a period of time following the Distribution by legal entities that are owned by Flex and not by Spinco. While Spinco has entered into the Employee Matters Agreement with Flex that provides for the eventual transfer of such employees to Spinco following the completion of the Distribution (as well as certain other terms, including the allocation of employee-related liabilities), future developments such as unanticipated delays in setting up business operations or fulfilling applicable legal or regulatory requirements necessary to employ such employees in the countries in which Spinco operates are difficult to predict, and could prevent or further delay the transfer of certain employees to legal entities owned by Spinco, which could deprive Spinco of key personnel and adversely impact Spinco’s business and results of operations.

Risks Related to Spinco Common Stock

Spinco cannot be certain that an active trading market for Spinco common stock will develop or be sustained after the Spin-Off and, following the Spin-Off, Spinco’s stock price may fluctuate significantly.

A public market for Spinco common stock does not currently exist. Spinco expects that shortly before the Distribution Date, trading of shares of Spinco common stock will begin on a “when-issued” basis on a date to be determined prior to the Distribution Date and will continue through the Distribution Date. However, Spinco cannot guarantee that an active trading market will develop or be sustained for Spinco common stock after the Spin-Off. If an active trading market does not develop, Spinco shareholders may have difficulty selling their shares of Spinco common stock at an attractive price, or at all. Nor can Spinco predict the prices at which shares of Spinco common stock may trade after the Spin-Off.

Similarly, Spinco cannot predict the effect of the Spin-Off on the trading prices of Spinco common stock. Subject to the completion of the Spin-Off, Spinco expects Spinco common stock to be listed and traded on Nasdaq under the symbol “AXM.” The combined trading prices of Flex ordinary shares and Spinco common stock after the separation, as adjusted for any changes in the combined capitalization of these companies, may not be equal to or greater than the trading price of Flex ordinary shares prior to the Spin-Off. Until the market has fully evaluated the business of Flex without Spinco’s business, or fully evaluated Spinco, the price at which Flex ordinary shares or Spinco common stock trades may fluctuate significantly.

Spinco common stock may not be listed on Nasdaq, which could negatively impact the price of Spinco common stock and your ability to sell Spinco common stock.

Approval of Spinco’s listing application by Nasdaq is a condition to the Distribution, and Spinco intends to apply to have Spinco common stock listed on Nasdaq under the symbol “AXM.” However, there can be no assurance that Spinco will be able to meet Nasdaq’s initial listing requirements. If Spinco fails to satisfy the initial listing requirements or Nasdaq exercises its discretion to deny Spinco’s listing application, the Distribution may not occur, or, if the condition is waived and the Distribution occurs, Spinco common stock would not be listed on a national securities exchange. In such case, Spinco common stock could be quoted on an over-the-counter market. These quotation services are generally considered to be a less efficient and less visible market than a national securities exchange. Trading on an over-the-counter market could reduce the liquidity and market price of Spinco common stock and may make it more difficult for investors to buy or sell shares of Spinco common stock.

The market price of Spinco common stock may fluctuate significantly due to a number of factors, some of which may be beyond Spinco’s control, including:

•	Spinco’s business profile, market capitalization, or capital allocation policies may not fit the investment objectives of Flex’s current shareholders, causing a shift in Spinco’s investor base and

Spinco common stock may not be included in some indices in which Flex ordinary shares are included, causing certain holders to sell their shares of Spinco common stock;

•	Spinco’s quarterly or annual earnings, or those of other companies in Spinco’s industry;

•	the failure of securities analysts to cover Spinco common stock after the Spin-Off;

•	actual or anticipated fluctuations in Spinco’s results of operations;

•	changes in earnings estimates by securities analysts or Spinco’s ability to meet those estimates;

•	Spinco’s ability to meet Spinco’s forward looking guidance;

•	the operating and stock price performance of other comparable companies;

•	overall market fluctuations and domestic and worldwide economic conditions; and

•	other factors described in this “Risk Factors” section and elsewhere in this proxy statement.

Stock markets in general have experienced volatility that has often been unrelated to the operating performance of a particular company. Broad market and industry factors may materially harm the market price of Spinco common stock, regardless of Spinco’s operating performance. In the past, following periods of volatility in the market price of a company’s securities, shareholder derivative lawsuits, and/or securities class action litigation has often been instituted against such company. Such litigation, if instituted against Spinco, could result in substantial costs and a diversion of Spinco management’s attention and resources.

In addition, investors may have difficulty accurately valuing Spinco common stock. Investors often value companies based on the stock prices and results of operations of other comparable companies. Investors may find it difficult to find comparable companies and to accurately value Spinco common stock, which may cause the trading price of Spinco common stock to fluctuate.

Any sales of substantial amounts of shares of Spinco common stock in the public market, or the perception that such sales might occur, in connection with the Distribution or otherwise, may cause the market price of Spinco common stock to decline.

The shares of Spinco common stock will be freely tradeable without restriction or further registration under the Securities Act of 1933, as amended (the “Securities Act”), unless the shares are owned by one of Spinco’s “affiliates,” as that term is defined in Rule 405 under the Securities Act.

Spinco is unable to predict whether large amounts of Spinco common stock will be sold in the open market following the Spin-Off. Spinco is also unable to predict whether a sufficient number of buyers would be in the market at that time. Flex investors who have an investment strategy of tracking an index fund may sell the shares of Spinco common stock that they receive in the Distribution if Spinco is not listed on the same index. Additionally, holders of Series A Preferred Stock may convert such preferred stock into Spinco common stock following the Distribution Date and may sell such shares of Spinco common stock. As a result, the price of Spinco common stock may decline or experience volatility as Spinco’s shareholder base changes. Whether related to the foregoing or otherwise, sales of substantial amounts of shares of Spinco common stock in the public market following the Spin-Off, or the perception that such sales might occur, may cause the market price of Spinco common stock to decline.

In addition, Flex is retaining between approximately 6.0% to 12.0% of Spinco common stock. Flex intends to dispose of such shares of Spinco common stock that it owns after the Distribution through one or more subsequent exchanges of Spinco common stock for Flex debt held by Flex creditors and/or through distributions of Spinco common stock to Flex shareholders as dividends or as non-cash consideration in exchange for issued and outstanding Flex ordinary shares pursuant to an off-market purchase on equal access scheme as prescribed by the Singapore Companies Act, in each case during the 24-month period following the Distribution. Any disposition by Flex, or any significant shareholder, of Spinco common stock, or the perception that such dispositions could occur, could adversely affect prevailing market prices for Spinco common stock.

Spinco does not intend to pay cash dividends for the foreseeable future.

The timing, declaration, amount, and payment of future dividends to Spinco shareholders falls within the discretion of the Spinco Board of Directors and will depend on many factors, including Spinco’s financial condition, earnings, capital requirements of Spinco’s business, and covenants associated with debt obligations, as well as legal requirements, regulatory constraints, industry practice, and other factors that the Spinco Board of Directors deems relevant. Spinco does not intend to, and there can be no assurance that Spinco will, pay any dividend in the future. In addition, following the Distribution Date, Spinco may not declare or pay cash dividends or distributions on, or repurchase, redeem or otherwise acquire for cash, any shares of Spinco common stock unless (i) all accumulated Compounded Dividends on the Series A Preferred Stock have been paid out either in cash or Spinco common Stock and (ii) such dividend, distribution or repurchase would not cause Spinco’s total net leverage ratio to exceed 4.50:1.00 unless Spinco meets the specified investment grade rating requirement after giving effect to such dividend, distribution or repurchase.

Your percentage of ownership in Spinco may be diluted in the future.

Your percentage ownership in Spinco may be diluted because of equity issuances of Spinco common stock for acquisitions, capital market transactions or otherwise, including, without limitation, the Series A Preferred Stock and equity awards that Spinco may grant to Spinco’s directors, officers, and employees. Such issuances may have a dilutive effect on Spinco’s earnings per share, which could adversely affect the market price of Spinco common stock. The number of shares of Spinco common stock issuable upon conversion of the Series A Preferred Stock will be determined by dividing the Accumulated Stated Value plus accrued but unpaid dividends by the applicable Conversion Price. No conversion will be permitted on or prior to the Distribution Date. See “Summary—Recent Developments—Series A Convertible Preferred Stock Offering.”

In addition, Spinco’s amended and restated certificate of formation will authorize Spinco to issue, without the approval of Spinco’s shareholders, one or more classes or series of preferred stock, such as the Series A Preferred Stock, having such designation, powers, preferences, and relative, participating, optional, and other special rights, including preferences over Spinco common stock respecting dividends and distributions, as Spinco’s board of directors generally may determine. The terms of one or more classes or series of preferred stock, including the Series A Preferred Stock, could dilute the voting power or reduce the value of Spinco common stock. For example, for so long as General Catalyst holds fifty percent (50%) of the shares of Series A Preferred Stock it holds as of the closing of the Series A Preferred Stock Offering, General Catalyst shall have the right to nominate one member to the Board of Directors, and Spinco could grant the holders of other series of preferred stock the right to elect some number of Spinco’s directors in all events or on the happening of specified events or to veto specified transactions. Similarly, the repurchase or redemption rights or liquidation preferences Spinco could assign to holders of preferred stock could affect the residual value of Spinco common stock. See the section entitled “Description of Capital Stock of Axiom.”

The Warrant issued to Amazon may result in additional dilution of Spinco’s common stock in connection with the Distribution.

On August 15, 2025, Flex issued a warrant (the “Warrant”) to Amazon.com Services LLC (“Warrantholder”), a wholly-owned subsidiary of Amazon.com, Inc. (“Amazon”), to purchase up to an aggregate of 3,859,851 ordinary shares of Flex (the “Warrant Shares”) at an exercise price of $51.29 per share, which expires on August 15, 2030. The Warrant Shares are subject to vesting based on qualifying payments (as defined in the Warrant) for the purchase of all products and services by or on behalf of Amazon and its affiliates over the term of the Warrant. The Warrant also provides that, upon certain distributions (which would include the Distribution), the exercise price will be adjusted by reducing the exercise price by the per share fair market value of the Distribution. The Warrant further provides that the exercise price may not be reduced below $0.01 per share and that if the exercise price becomes $0.01, then the Warrantholder would be entitled to participate in the Distribution as if the Warrantholder had previously exercised and would be the holder of all Warrant Shares, whether vested or not, subject to the Warrant before the record date of the Distribution. Flex, the Warrantholder and Amazon.com Services LLC (the “Assignee”) are negotiating and expect to execute an amendment to the Warrant which would provide that, instead of Spinco shares, Spinco would issue to the Assignee a fully vested warrant to purchase Spinco shares at an exercise price of $0.01 per share (the “Spinco Warrant”). The number of Spinco shares subject to the Spinco Warrant would be determined using a formula designed to preserve the pre-Distribution intrinsic value of the Warrant. Assuming a Distribution Ratio of 1.0 to 1.0, the number of Spinco shares subject to the Spinco Warrant would be equal to the quotient obtained by dividing (i) the product of (A) 3,859,851 and (B) the difference between the Spinco Closing Price and $51.28, by (ii) the Spinco Closing Price. In addition, the Spinco Closing Price would be used to determine the reduction in the exercise price of the Warrant. For these purposes, the “Spinco Closing Price” would be equal to the closing price per share of Spinco common stock on a “when issued basis” on the trading date immediately preceding the Distribution Date. We expect that the exercise price of the Flex Warrant will be reduced to $0.01 per share and that the Warrantholder will receive the Spinco Warrant concurrent with the consummation of the Distribution.

Provisions of Texas law, Spinco’s amended and restated certificate of formation and Spinco’s amended and restated bylaws, may prevent or delay an acquisition of Spinco’s company, which could decrease the market price of Spinco common stock.

Texas law contains, and Spinco’s amended and restated certificate of formation and amended and restated bylaws will contain, provisions that are intended to deter coercive takeover practices and inadequate takeover bids by making such practices or bids unacceptably expensive to the bidder and to encourage prospective acquirers to negotiate with Spinco Board of Directors rather than to attempt a hostile takeover. These provisions include, among others:

•	provisions regarding the election of directors, classes of directors, the term of office of directors, and the filling of director vacancies;

•	limit on the ability of shareholders to call a special meeting to those shareholders or groups of shareholders owning at least 20% of Spinco’s shares entitled to vote at such meeting;

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removal of directors only for cause, by the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote generally at an election of directors, voting together as a single class;

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our board of directors has the authority to determine designations and the powers, preferences, and relative, participating, optional, or other special rights, and qualifications, limitations, or restrictions thereof, including, without limitation, the dividend rate, conversion rights, redemption price, and liquidation preference, of any series of shares of preferred stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding);

•	advance notice requirements applicable to shareholders for director nominations and other business to be brought before meetings of shareholders;

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requirements that, for so long as Spinco is a “nationally listed corporation” within the meaning of Section 21.373 of the Texas Business Organizations Code (the “TBOC”), a shareholder or group of shareholders seeking to submit a proposal for approval at a meeting of shareholders must satisfy specific share ownership, holding period, and solicitation requirements;

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a requirement that specified internal corporate claims, including derivative actions, claims alleging breaches of fiduciary duty, claims arising under the TBOC or Spinco’s organizational documents, claims governed by the internal affairs doctrine, and “internal entity claims” (as defined in the TBOC) be brought exclusively in the Texas Business Court in the Third Business Court Division of the State of Texas, subject to the alternative forums specified in Spinco’s amended and restated certificate of formation;

•	a waiver of the right to trial by jury for any “internal entity claim” as defined in Section 2.115 of the TBOC;

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a requirement that a shareholder or group of shareholders seeking to institute or maintain certain derivative proceedings against Spinco’s directors or officers must beneficially own at least 3% of Spinco’s outstanding shares, which threshold will automatically increase to the maximum permitted threshold if the TBOC is amended to permit a higher threshold;

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our bylaws may be amended or repealed and new bylaws may be adopted, by Spinco’s board of directors, unless Spinco’s amended and restated certificate of formation or Texas law reserves that power exclusively to Spinco’s shareholders in whole or in part or Spinco’s shareholders, in amending, repealing or adopting a particular bylaw expressly provide that Spinco Board of Directors may not amend or repeal a particular bylaw. Unless Spinco’s amended and restated certificate of formation or a bylaw adopted by Spinco’s shareholders provides otherwise, Spinco’s shareholders may also amend or repeal Spinco’s bylaws or adopt new bylaws by the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote thereon.

Public shareholders who might desire to participate in these types of transactions may not have an opportunity to do so, even if the transaction is considered favorable to shareholders. These anti-takeover provisions could substantially impede the ability of public shareholders to benefit from a change in control or a change in Spinco’s management and board of directors and, as a result, may adversely affect the market price of Spinco common stock and your ability to realize any potential change of control premium.

In addition, following the Distribution, Spinco expects to qualify as an “issuing public corporation” (as defined in the TBOC) subject to Title 2, Chapter 21, Subchapter M of the TBOC, which we refer to as the “Texas Business Combination Law.” Subject to certain exceptions, the Texas Business Combination Law prohibits an issuing public corporation from engaging in specified business combinations with an affiliated shareholder, or an affiliate or associate of an affiliated shareholder, for a period of three years after the date the shareholder became an affiliated shareholder, unless:

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before the affiliated shareholder became an affiliated shareholder, Spinco Board of Directors approved the business combination or the acquisition of shares that resulted in the shareholder becoming an affiliated shareholder; or

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the business combination is approved by the affirmative vote of the holders of at least two-thirds (2/3) of Spinco’s outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, at the meeting of shareholders called for that purpose, not less than six months after the affiliated shareholder became an affiliated shareholder. This approval may not be obtained by written consent.

For purposes of Texas Business Combination Law, an “affiliated shareholder” (as defined in the TBOC) generally includes a person who beneficially owns, or owned during the preceding three-year period, 20% or more of the corporation’s outstanding shares. A “business combination” (as defined in the TBOC) includes specified mergers, share exchanges, conversions, asset dispositions, issuance or transfers of shares, liquidation or dissolution proposals, recapitalizations, and other transactions involving an affiliated shareholder or its affiliates or associates.

The Texas Business Combination Law also includes limited exceptions, including for certain inadvertent acquisitions of affiliated shareholder status, certain transfers by will or intestacy, and certain business combinations with a wholly owned Texas subsidiary. An issuing public corporation may also elect not to be governed by the Texas Business Combination Law in its original certificate of formation or bylaws or by a later amendment approved by at least two-thirds of the outstanding voting shares not held by affiliated shareholders, subject to an 18-month delayed effectiveness period and limitations for existing affiliated shareholders.

Neither the amended and restated certificate of formation nor the amended and restated bylaws contains any provisions expressly providing that Spinco will not be subject to the Texas Business Combinations Law. As a result, the Texas Business Combination Law may have the effect of inhibiting a non-negotiated merger or other business combination involving Spinco, even if such a merger or combination would be beneficial to Spinco’s shareholders.

We believe these provisions will protect Spinco’s shareholders from coercive or otherwise unfair takeover tactics by requiring potential acquirers to negotiate with Spinco’s board of directors and by providing Spinco’s board of directors with more time to assess any acquisition proposal. These provisions are not intended to make Spinco immune from takeovers. However, these provisions will apply even if an acquisition proposal may be considered beneficial by some shareholders and could delay or prevent an acquisition that Spinco Board of Directors determines is not in the best interests of Spinco and Spinco’s shareholders. These provisions may also prevent or discourage attempts to remove and replace incumbent directors.

Spinco’s amended and restated certificate of formation will contain an exclusive forum provision, and a waiver of the right to trial by jury for any “internal entity claim,” that could limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder believes is favorable for such disputes and may discourage lawsuits against Spinco and any of Spinco’s directors, officers, or other employees.

Spinco’s amended and restated certificate of formation will provide that, unless Spinco consents in writing to the selection of an alternative forum, the Texas Business Court in the Third Business Court Division of the State of Texas (the “Austin Business Court”) (or, if the Austin Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the Texas Business Court in the First Business Court Division of the State of Texas (the “Dallas Business Court”) or, if the Dallas Business Court lacks jurisdiction or otherwise may not hear, or may decline to hear the applicable cause of action the United States District Court for the Western District of Texas, Austin Division (the “Federal Court”) or if the Federal Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the state district court of Travis County, Texas) is the sole and exclusive forum for (i) any derivative action or proceeding brought on Spinco’s behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any directors, officers, or shareholders to Spinco or Spinco’s shareholders, (iii) any action asserting a claim against Spinco or Spinco’s current or former directors, officers, employees, or shareholders arising pursuant to any provision of the TBOC or Spinco’s amended and restated certificate of formation or amended and restated bylaws, (iv) any action asserting a claim against Spinco or any of Spinco’s directors, officers, or shareholders governed by the internal affairs doctrine, (v) any action asserting an “internal entity claim,” as that term is defined in Section 2.115 of the TBOC, or (vi) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction (the “Texas Exclusive Forum Provision”).

Spinco’s amended and restated certificate of formation includes a jury trial waiver consisting of the following language: TO THE FULLEST EXTENT PERMITTED BY THE TBOC, UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, OFFICER AND EMPLOYEE OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THIS AMENDED AND RESTATED CERTIFICATE OF FORMATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

Spinco’s amended and restated certificate of formation will further provide that the Federal Court (or, if the Federal Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, any other federal district court of the United States) will, to the fullest extent permitted by law, be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act (the “Federal Forum Provision”).

The Texas Exclusive Forum Provision is intended to apply to claims arising under Texas state law and would not apply to direct claims brought pursuant to the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. In addition, the Federal Forum Provision is intended to apply to claims arising under the Securities Act and would not apply to claims brought pursuant to the Exchange Act.

Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. However, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce a duty or liability created by the Securities Act or the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce the Federal Forum Provision as written in connection with claims arising under the Securities Act. Any person purchasing or otherwise acquiring any interest in any of Spinco’s securities will be deemed to have notice of, and to have consented to, these provisions.

The exclusive forum provisions Spinco will include in Spinco’s amended and restated certificate of formation will not relieve Spinco of Spinco’s duties to comply with the federal securities laws and the rules and regulations thereunder and, accordingly, actions by Spinco’s shareholders to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder must be brought in federal courts. Spinco’s shareholders will not be deemed to have waived Spinco’s compliance with these laws, rules, and regulations.

The exclusive forum provisions Spinco will include in Spinco’s amended and restated certificate of formation may limit a shareholder’s ability to bring a claim in a judicial forum of its choosing for disputes with Spinco or its directors, officers, or other employees, which may discourage lawsuits against Spinco and Spinco’s directors, officers, and other employees. In addition, shareholders who bring a claim in the applicable Texas court pursuant to the Texas Exclusive Forum Provision could face additional litigation costs in pursuing any such claim, particularly if they do not reside in or near Texas. The court in the designated forum under Spinco’s exclusive forum provisions may also reach different judgments or results than would other courts, including courts where a shareholder would otherwise choose to bring the action, and such judgments or results may be more favorable to Spinco than to Spinco’s shareholders. Further, the enforceability of similar exclusive forum provisions in other companies’ organizational documents has been challenged in legal proceedings, and it is possible that a court could find any of Spinco’s exclusive forum provisions to be inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings. If a court were to find all or any part of Spinco’s exclusive forum provisions to be inapplicable or unenforceable in an action, Spinco might incur additional costs associated with resolving such action in other jurisdictions, which could adversely affect Spinco’s business, operating results, and financial condition.

The price of Flex ordinary shares historically has been volatile, and the price of Spinco common stock may be volatile as well. This volatility may affect the price at which you could sell your common stock, and the sale of substantial amounts of Spinco common stock could adversely affect the price of Spinco common stock.

The market price of Flex ordinary shares has been volatile, and the price of Spinco common stock may also be volatile. This volatility may affect the price at which you could sell your common stock. Spinco’s stock price may be subject to significant price and volume fluctuations in response to market and other factors, including:

•	actual or anticipated fluctuations in Spinco’s results of operations, including those resulting from the seasonality and cyclicality of Spinco’s business;

•	perceptions about Spinco’s business strategy, relationships with key customers, suppliers, and partners, and Spinco’s ability to execute on strategic initiatives;

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announcements of technological innovations or new products and services by Spinco or Spinco’s competitors, which may impact demand for Spinco’s existing products or increase the risk of inventory obsolescence;

•	strategic actions by Spinco or Spinco’s competitors, such as acquisitions, divestitures, or restructurings;

•	responses to the announcement of the separation;

•	periods of severe pricing pressures due to oversupply or price erosion resulting from competitive pressures or industry consolidation;

•	developments related to intellectual property, including patents or proprietary rights, and any litigation;

•	proposed or adopted regulatory changes or developments or anticipated or pending investigations, proceedings, or litigation that involve or affect Spinco or Spinco’s competitors;

•	conditions and trends in the data center infrastructure solutions, cloud computing, and broader technology industries;

•	contraction in Spinco’s operating results or growth rates that are lower than Spinco’s previous high growth rate periods;

•

failure to meet analysts’ revenue or earnings estimates, changes in financial estimates, or publication of research reports and recommendations by financial analysts relating specifically to Spinco or Spinco’s industry in general;

•	announcements relating to debt or equity financings, dividends, and share repurchases; and

•	macroeconomic conditions that affect the market generally, including developments related to market conditions for Spinco’s industry.

In addition, the sale of substantial amounts of shares of Spinco common stock, or the perception that these sales may occur, could adversely affect the market price of Spinco common stock. Further, the stock market is subject to fluctuations in the stock prices and trading volumes that affect the market prices of the stock of public companies, including Spinco. These broad market fluctuations have adversely affected and may continue to adversely affect the market price of shares of Spinco common stock. For example, expectations concerning general economic conditions may cause the stock market to experience extreme price and volume fluctuations from time to time that particularly affect the stock prices of many high technology companies. These fluctuations may be unrelated to the operating performance of the companies.

Securities class action lawsuits are often brought against companies after periods of volatility in the market price of their securities, and any such lawsuits filed against Spinco could result in substantial costs and a diversion of resources and management’s attention.

The completion of the Spin-Off is subject to the Flex Shareholder Approvals and the High Court Approval, which may not be satisfied, and the Spin-Off may not occur.

Flex plans to complete the Spin-Off and effect the Distribution by way of the Capital Reduction. To effect the Capital Reduction, Flex will first need to capitalize a portion of its reserve accounts or profit and loss account or otherwise available for distribution in an amount which, together with its existing share capital, is at least sufficient to support the Capital Reduction. The Capitalization will be effected by applying the Capitalization Amount in paying up the Bonus Shares. The Capital Reduction and the Distribution will be effected in compliance with Flex’s Constitution and Singapore law, which requires the High Court Approval following and in addition to the receipt of the Flex Shareholder Approvals. The Capital Reduction and the Distribution cannot be effected absent the Flex Shareholder Approvals and the High Court Approval. As a result, Spinco and Flex may not be able to complete the Spin-Off on the terms described in this proxy statement or on other acceptable terms or at all.

If securities or industry analysts do not publish research or reports about Spinco’s business, or if they downgrade their recommendations regarding Spinco common stock, Spinco’s stock price and trading volume could decline.

The trading market for Spinco common stock will be influenced by the research and reports that industry or securities analysts publish about Spinco or Spinco’s business. If any of the analysts who may cover Spinco downgrade Spinco common stock or publish inaccurate or unfavorable research about Spinco’s business, Spinco’s common stock price may decline. If analysts cease coverage of Spinco or fail to regularly publish reports on Spinco, Spinco could lose visibility in the financial markets, which in turn could cause Spinco’s common stock price or trading volume to decline and Spinco common stock to be less liquid.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and other materials that Flex and Spinco have filed or will file with the SEC contain, or will contain, forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Spinco’s product and technology position, the anticipated benefits, timing and effects of the Spin-Off and all statements regarding Spinco’s expected future position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management. Forward-looking statements also include statements containing forward-looking words, such as “will,” “may,” “designed to,” “believe,” “should,” “anticipate,” “plan,” “expect,” “intend,” “estimate,” “could,” “would,” “project,” “continue,” “potential,” “forecast,” “approximate,” “upside,” “target,” and similar expressions or the use of future tense. Statements concerning business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and products or services line growth of Spinco, together with other statements that are not historical facts, are forward-looking statements based on current expectations, estimates, assumptions and information available at the time they are made. Statements concerning current conditions may also be forward-looking if they imply trends or a continuation of such conditions.

Forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from Spinco’s expectations as a result of a variety of factors, including, without limitation, those discussed below. These forward-looking statements are based upon management’s current expectations and are subject to known and unknown risks, uncertainties and other factors, many of which Spinco is unable to predict or control, that may cause actual results, performance, or plans to differ materially from those expressed or implied by such forward-looking statements. These factors include, without limitation: volatility in global economic conditions; business conditions and growth in the digital infrastructure industry; pricing trends and fluctuations in average selling prices; the availability and cost of commodity materials and specialized components; actions by competitors; unexpected advances in competing technologies; and other risks and uncertainties described in the sections entitled “Summary of the Separation and Distribution,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom,” “Information about Axiom,” and “The Separation and Distribution.” You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Spinco undertakes no obligation to update any forward-looking statements to reflect new information or events.

Risks and uncertainties related to the Spin-Off include, but are not limited to: the future operating results of the stand-alone business; value creation associated with the separation and stand-alone business; the anticipated qualification of the Spin-Off as a tax-free transaction for U.S. federal income tax purposes; the expected relationship of the two businesses post-separation; whether the Spin-Off will be completed on the expected terms and on the anticipated timeline or at all, including the possibility that the conditions to the Spin-Off may not be satisfied, including that a governmental entity may prohibit, delay, or refuse to grant a necessary approval; the expected benefits and costs of the Spin-Off, including that the expected benefits will not be realized within the expected time frame, in full or at all; potential adverse reactions or changes to Spinco’s business relationships with their respective customers, suppliers, or other partners resulting from the announcement and completion of the Spin-Off; competitive responses to the announcement or completion of the Spin-Off; potential adverse effects on Spinco’s stock prices resulting from the announcement or completion of the Spin-Off; unexpected costs, liabilities, charges, or expenses resulting from the Spin-Off; litigation relating to the Spin-Off; the inability to retain key personnel of Spinco as a result of the Spin-Off; disruption of management time from ongoing business operations due to the Spin-Off; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. In addition to the factors set forth above, the Spin-Off is subject to other economic, competitive, legal, governmental, technological, regulatory, and other factors that may affect the Spin-Off and Spinco’s plans, results, or stock price and which are set forth under the sections entitled “Summary of the Separation and Distribution,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom,” “Information about Axiom,” and “The Separation and Distribution.” Many of these factors are beyond Spinco’s control. Spinco cautions investors that forward-looking statements are not guarantees of future performance. Spinco does not intend, or undertake any obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Flex is furnishing this proxy statement in connection with the solicitation by the Flex Board of Directors of proxies to be voted at the extraordinary general meeting of Flex shareholders, and at any adjournments thereof, for the purposes set forth herein.

Flex’s notice of the extraordinary general meeting and this proxy statement to its shareholders are available on Flex’s website at https://investors.flex.com/financials/sec-filings/.

Date, Time and Place

The extraordinary general meeting of shareholders of Flex Ltd. will be held at its offices located at 12515-8 Research Blvd, Suite 300, Austin, TX 78759 U.S.A., at 2:00 p.m., Central time, on November 2, 2026, for the purposes summarized below and described in more detail in this proxy statement.

Purpose of the Extraordinary General Meeting

At the extraordinary general meeting, Flex shareholders will be asked:

To approve the proposed issuance of one (1) Bonus Share for every one (1) existing Flex ordinary share held by each Flex shareholder of record as of the Record Date (as defined below) (the “Bonus Issuance Proposal”).

To approve the proposed court-approved capital reduction to be carried out by Flex pursuant to Section 78G of the Singapore Companies Act, in order to effect the distribution in specie of between approximately 88.0% and 94.0% of all issued and outstanding shares of Spinco common stock immediately prior to the distribution to Flex shareholders on a pro rata basis based on the number of Flex ordinary shares held by each Flex shareholder of record as of the Record Date (the “Capital Reduction and Distribution Proposal”).

To approve the additional annual cash compensation of $50,000 payable to the Lead Independent Director for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Flex Board of Directors for services rendered as a director and for service on any committees of the Flex Board of Directors, including service as chair of any such committees of the Flex Board of Directors; and the Lead Independent Director shall receive his or her compensation in the form of Company shares, cash, or a combination thereof at the election of the Lead Independent Director (the “LID Compensation Proposal”).

Shareholders should note that Ordinary Resolution No. 1 and Special Resolution No. 2 (collectively, the “Spin-Off Resolutions” and each, a “Spin-Off Resolution”) are inter-conditional upon one another. This means that if either of the Spin-Off Resolutions is not approved, the other Spin-Off Resolution will not be passed. Shareholders should further note that the implementation of the Spin-Off Resolutions is contingent upon the receipt of the High Court Approval.

Flex management does not know of any matters to be presented at the extraordinary general meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement. If other matters should properly be put before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

When this proxy statement refers to the “extraordinary general meeting,” it is also referring to any adjournment thereof, if necessary or appropriate.

Resolutions Proposed for Shareholder Approval as Special Business

To consider and, if thought fit, to pass with or without modifications, the following resolutions, of which Resolutions 1 and 3 will be proposed as Ordinary Resolutions and Resolution 2 will be proposed as a Special Resolution:

1.	“ORDINARY RESOLUTION: TO APPROVE THE CAPITALIZATION OF RESERVE ACCOUNTS AND PROFIT AND LOSS ACCOUNTS OR OTHERWISE AVAILABLE FOR DISTRIBUTION IN CONNECTION WITH BONUS ISSUANCE OF ORDINARY SHARES

RESOLVED	THAT, subject to and contingent upon the passing of Special Resolution No. 2:

(a)

it is desirable to capitalize an amount of up to USD5,500,000,000, with the exact amount in SGD to be determined by any Director of the Company or any person duly authorized by the Directors (each, an “Authorized Officer”) with reference to the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the Capitalization (as defined below) being part of the amount standing to the credit of any of the reserve accounts of Flex Ltd. (the “Company”) or any amount standing to the credit of the profit and loss account of the Company or otherwise available for distribution by the Company as of December 31, 2026 or such other date as may be determined at the sole discretion of the Directors of the Company, and accordingly that, without prejudice to Ordinary Resolution No. 4 passed at the Annual General Meeting of the Company held on August 5, 2026, at the sole discretion of the Directors of the Company at any time after the date of this Meeting, but on or before 12:00 a.m. (Central time) on August 31, 2027, an amount of up to USD5,500,000,000, with the exact amount in SGD to be determined by any Director of the Company or any Authorized Officer with reference to the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the Capitalization (as defined below) standing to the credit of any of the Company’s reserve accounts or any amount standing to the credit of the profit and loss account or otherwise available for distribution as of December 31, 2026 or such other date as may be determined at the sole discretion of the Directors of the Company (the “Capitalization Amount”) be capitalized and distributed amongst the persons who, on such date and time as may be specified by the Directors or an Authorized Officer after the date of this Meeting (the “Record Date”), are the registered holders (the “Flex Shareholders”) of existing ordinary shares (the “Shares”) in the capital of the Company, on the footing that the Flex Shareholders become entitled to such amount as capital in terms of Article 131 of the Constitution of the Company and that the whole of the Capitalization Amount shall be applied in payment in full of the aggregate issue price of such number of new Shares in the capital of the Company as is equal to the number of Shares held by the Flex Shareholders on the Record Date (the “Bonus Shares”, and each a “Bonus Share”) (the “Capitalization”). The Bonus Shares will rank in all respects pari passu with the existing Shares;

(b)

accordingly, the Directors be and are hereby granted the authority to allot and issue, at their sole discretion after the date of this Meeting, but on or before 12:00 a.m. (Central time) on August 31, 2027, and subject to and contingent upon the High Court (as defined in Special Resolution No. 2) having made an order confirming the Capital Reduction (as defined in Special Resolution No. 2) and immediately prior to the lodgement of such order with the Registrar (as defined in Special Resolution No. 2), the Bonus Shares credited as fully paid to the Flex Shareholders in the proportion of one (1) Bonus Share for every one (1) existing Share held by the Flex Shareholders as of the Record Date;

(c)	the Bonus Shares shall be treated for all purposes as an increase in the issued and paid-up share capital of the Company and not as income;

(d)

each of the Directors and each Authorized Officer be and is hereby authorized and empowered to complete and to do all such acts and things (including approving, modifying and executing all such documents as may be required in connection with the Capitalization) as he/she may consider desirable, necessary or expedient to give full effect to this Ordinary Resolution and the Capitalization; and

(e)

to the extent that any action in connection with the Capitalization has been performed or otherwise undertaken (whether partially or otherwise), such actions be and are hereby approved, ratified and confirmed.”

2.	“SPECIAL RESOLUTION: TO APPROVE THE CAPITAL REDUCTION AND DISTRIBUTION IN SPECIE

RESOLVED	THAT, subject to and contingent upon the passing of Ordinary Resolution No. 1:

(a)

Pursuant to Section 78G read with Section 78I of the Companies Act 1967 (“Singapore Companies Act”) and Article 49 of the Constitution of Flex Ltd. (the “Company”) and subject to and contingent upon the confirmation and approval of the High Court of the Republic of Singapore (the “High Court”):

(i)

the issued share capital of the Company (as enlarged following the Capitalization (as defined in Ordinary Resolution No. 1)) be reduced (the “Capital Reduction”) by an amount of up to USD6,300,000,000, with the exact amount in SGD (the “Final Capital Reduction Amount”) to be determined by any Director of the Company or any person duly authorized by the Directors (each, an “Authorized Officer”) with reference to (A) the valuation of the Company’s beneficial interests in Axiom Solutions International, Inc. (“Spinco”) represented by the shares of common stock of Spinco comprised in the Distribution (as defined below) (based on the books and records of the Company) as of a date as soon as reasonably practicable before the order of the High Court is lodged with the Registrar (as defined in the Singapore Companies Act) pursuant to Section 78I of the Singapore Companies Act to effect the Capital Reduction; and (B) the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the order of the High Court is lodged with the Registrar (as defined in the Singapore Companies Act) pursuant to Section 78I of the Singapore Companies Act to effect the Capital Reduction; and

(ii)	the Capital Reduction be effected and satisfied:

(A)	by cancelling all of the Bonus Shares (as defined in Ordinary Resolution No. 1) allotted and issued pursuant to the Capitalization (as defined in Ordinary Resolution No. 1); and

(B)

by returning the Final Capital Reduction Amount to the shareholders of the Company (“Flex Shareholders”) via a distribution in specie (the “Distribution”) of between approximately 88.0% and 94.0% of the shares of common stock of Spinco held by the Company immediately prior to the Capital Reduction (the exact number of such shares of common stock of Spinco to be determined by the Directors or an Authorized Officer, such shares having an aggregate value approximating the Final Capital Reduction Amount), free of encumbrances and together with all rights attaching thereto on and from the date the Distribution is effected, on a pro rata basis, based on the number of shares in the capital of the Company held by each Flex Shareholder as of the “Record Date” (as defined in Ordinary Resolution No. 1) on and subject to the terms set out in the proxy statement of the Company in connection with the Distribution, including that no fractional shares of common stock of Spinco shall be distributed and, in lieu of any fractional entitlement, cash payment shall be made in such manner and on such terms as the Directors may determine;

(b)

each of the Directors and each Authorized Officer be and is hereby authorized and empowered to complete and to do all such acts and things (including approving, modifying and executing all such documents as may be required in connection with the Capital Reduction and the Distribution) as he/she may consider desirable, necessary or expedient to give full effect to this Special Resolution, the Capital Reduction and the Distribution; and

(c)

to the extent that any action in connection with the Capital Reduction or the Distribution has been performed or otherwise undertaken (whether partially or otherwise), such actions be and are hereby approved, ratified and confirmed.”

3.	“ORDINARY RESOLUTION: TO APPROVE THE ADDITIONAL ANNUAL CASH COMPENSATION PAYABLE TO THE LEAD INDEPENDENT DIRECTOR

RESOLVED THAT, approval be and is hereby given for Flex Ltd. (the “Company”) to provide additional annual cash compensation of $50,000 to the Lead Independent Director for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Board of Directors of the Company for services rendered as a director and for service on any committees of the Board of Directors, including service as chair of any such committees of the Board of Directors; and the Lead Independent Director shall receive his or her compensation in the form of Company shares, cash, or a combination thereof at the election of the Lead Independent Director.”

How to Cast Your Vote

Each Flex Ordinary Share is entitled to one vote on each of the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal and the LID Compensation Proposal. Your vote is important, and Flex encourages you to vote using one of these following methods:

Vote in Person at the Meeting

If you are a beneficial holder and hold your shares through a bank, broker, or other nominee, you must request a “legal proxy” from the nominee in order to vote at the meeting. You will find instructions on how to request a “legal proxy” at www.proxyvote.com.

Vote via Internet

at www.proxyvote.com

Follow the instructions on your Notice. If you are a beneficial holder and hold your shares through a bank, broker, or other nominee, your nominee may not permit you to vote online.

Vote by Mail

Sign and return your proxy card. If you do not have a proxy card, you can request one by contacting us at:

Flex Ltd.

12515-8 Research Blvd, Suite 300

Austin, Texas 78759 U.S.A.

Telephone: (512) 425-7929

Recommendation of the Flex Board of Directors

The Flex Board of Directors unanimously (i) determined that the Spin-Off is advisable and in the best interests of Flex, (ii) approved and declared advisable and in the best interests of Flex the Capital Reduction, the Distribution and, subject to receipt of the Flex Shareholder Approvals and the High Court Approval, the completion by Flex and its subsidiaries of the Spin-Off and (iii) directed that the Capital Reduction and Distribution Proposal be submitted to the Flex shareholders for approval. The Flex Board of Directors also approved and directed that the Bonus Issuance Proposal be submitted to the Flex shareholders for approval and recommended that Flex shareholders vote in favor of the resolution relating to the Bonus Issuance Proposal, which will allow Flex to effectuate the Capital Reduction. Upon the terms and subject to the conditions of the Separation Agreement, the Flex Board of Directors recommended that Flex shareholders vote in favor of the resolution relating to the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal.

The resolutions relating to the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal are inter-conditional upon one another. This means that if any of the aforementioned resolutions is not approved, the other resolution will not be passed. Shareholders should further note that the implementation of the aforementioned resolutions is contingent upon the receipt of the High Court Approval.

In addition, the Board has determined that it is appropriate to establish a new Lead Independent Director position. In connection therewith, the Flex Board of Directors approved and directed that the proposal to approve the LID Compensation Proposal be submitted to Flex shareholders for approval and recommended that Flex shareholders vote in favor of the resolution relating to the LID Compensation Proposal.

 The Board recommends a vote “FOR” the Bonus Issuance Proposal, “FOR” the Capital Reduction and Distribution Proposal and “FOR” the LID Compensation Proposal.

Information About the Meeting

Costs of Solicitation

The entire cost of soliciting proxies will be borne by Flex. Following the original mailing of the proxies and other soliciting materials, the directors, officers and employees of Flex may also solicit proxies by mail, telephone, e-mail, fax or in person. These individuals will not receive additional compensation for those activities, but they may be reimbursed for any reasonable out-of-pocket expenses. Following the original mailing of the proxies and other soliciting materials, Flex will request that brokers, custodians, nominees and other record holders of Flex ordinary shares forward copies of the proxies and other soliciting materials to persons for whom they hold Flex ordinary shares and request authority for the exercise of proxies. In these cases, Flex will reimburse such holders for their reasonable expenses if they ask that Flex does so. Flex has retained D.F. King & Co., Inc., an independent proxy solicitation firm, to assist in soliciting proxies at an estimated fee of $20,000, plus reimbursement of reasonable expenses.

Registered Office

The mailing address of Flex’s registered office is 1 Kallang Place, Singapore 339211.

Voting Rights and Solicitation of Proxies

The close of business on September 24, 2026 is the Meeting Record Date for shareholders entitled to receive copies of the notice of the extraordinary general meeting. All of the Flex ordinary shares issued and outstanding on November 2, 2026, the date of the extraordinary general meeting, are entitled to be voted at the extraordinary general meeting. Shareholders entitled to vote at the extraordinary general meeting will, on a poll, have one vote for each Flex ordinary share they hold on each matter to be voted upon. As of September 24, 2026, there were 369,460,443 Flex ordinary shares issued and outstanding.

Proxies

Flex ordinary shares represented by proxies in the forms made available in connection with this proxy statement that are properly executed and returned to Flex will be voted at the extraordinary general meeting, as applicable, in accordance with the executing shareholder’s instructions. If your Flex ordinary shares are held through a bank, a broker or other nominee, which is sometimes referred to as holding shares in “street name,” you have the right to instruct your bank, broker or other nominee on how to vote the shares in your account. Your bank, broker or other nominee will send you a voting instruction form to use for this purpose.

Quorum and Required Vote

Representation at the extraordinary general meeting of at least 33 1/3% of all of Flex’s issued and outstanding Flex ordinary shares is required to constitute a quorum to transact business at the extraordinary general meeting.

•

Consistent with Flex’s historical practice, the chair of the extraordinary general meeting will demand a poll in order to enable the Flex ordinary shares represented in person or by proxy to be counted for voting purposes.

•	The affirmative vote by the holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting is required to approve the Bonus Issuance Proposal.

•

The affirmative vote by the holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting is required to approve the Capital Reduction and Distribution Proposal.

•	The affirmative vote by the holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting is required to approve the LID Compensation Proposal.

If Flex shareholders fail to approve the Bonus Issuance Proposal or the Capital Reduction and Distribution Proposal upon a vote at the extraordinary general meeting, the Separation and Distribution will not be completed, as described in the section titled “The Separation and Distribution” beginning on page 112.

As of September 24, 2026: (i) Flex’s directors and executive officers held less than 1% of the voting power of the Flex ordinary shares expected to be outstanding and entitled to vote at the extraordinary general meeting; (ii) no affiliates of Flex’s directors and executive officers held shares entitled to vote at the extraordinary general meeting; (iii) Spinco’s directors and executive officers held less than 1% of the voting power of the Flex ordinary shares expected to be outstanding and entitled to vote at the extraordinary general meeting; and (iv) no affiliates of Spinco’s directors and executive officers held shares entitled to vote at the extraordinary general meeting.

Spinco shareholders are not required to vote on the Capital Reduction and Distribution Proposal at the extraordinary general meeting and Spinco will not hold an extraordinary general meeting or a special meeting of shareholders in connection with the Separation and Distribution.

Abstentions and Broker Non-Votes; Revocability

Abstentions and “broker non-votes” are considered present and entitled to vote at the extraordinary general meeting for purposes of determining a quorum. A “broker non-vote” occurs when a bank, a broker or other nominee who holds shares for a beneficial owner does not vote on the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal because the bank, broker or other nominee has not received directions from the beneficial owner and does not have discretionary power to vote on the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. If a bank, broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on the matter, those shares, along with any abstentions, will not be counted in the tabulation of the votes cast on the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal being presented to shareholders. It is very important that you instruct your bank, broker or other nominee how to vote on the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. If you do not complete the voting instructions, your shares will not be considered in the vote to approve any proposal.

If you are a registered shareholder and you vote by proxy card without giving specific instructions, your shares represented by proxies will be voted at the extraordinary general meeting “FOR” the approval of the Bonus Issuance Proposal, “FOR” the approval of the Capital Reduction and Distribution Proposal and “FOR” the approval of the LID Compensation Proposal.

Any shareholder of record has the right to change his or her voting instructions to the proxy by revoking his or her proxy at any time prior to voting at the extraordinary general meeting by:

•	submitting a subsequently dated proxy not less than 48 hours before the time appointed for holding the extraordinary general meeting; or

•	by attending the meeting and voting in person.

If you are a beneficial holder who holds your Flex ordinary shares through a bank, a broker or other nominee and you wish to change or revoke your voting instructions, you will need to contact the bank, broker or other nominee who holds your shares and follow their instructions. If you are a beneficial holder and not the shareholder of record, you may not vote your shares in person at the extraordinary general meeting unless you obtain a legal proxy from the record holder giving you the right to vote the shares.

As noted above, Flex management does not know of any matters to be presented at the extraordinary general meeting other than those set forth herein and in the meeting Notice accompanying this proxy statement. If any other matters are properly presented for a vote at the extraordinary general meeting, the enclosed proxies confer discretionary authority to the individuals named as proxies to vote the shares represented by such proxy, as to those matters.

Your vote matters. We urge you to promptly vote by returning the enclosed proxy card, or by following the voting instructions on your proxy card or Notice, regardless of the number of shares you hold.

Registered shareholders who are present at the extraordinary general meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports for Flex’s beneficial shareholders. This means that only one copy of the Flex proxy materials may have been sent to multiple shareholders in your household, unless your bank, broker or other nominee received contrary instructions from one or more shareholders in your household. If you want to receive separate copies of Flex’s proxy materials or annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder. Flex will promptly deliver a separate copy of either document to you if you request one by writing or calling Flex at the contact information listed below.

Flex Ltd.

12515-8 Research Blvd, Suite 300

Austin, Texas 78759 U.S.A.

Telephone: (512) 425-7929

Adjournments

Although it is not currently expected, the extraordinary general meeting may be adjourned, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the extraordinary general meeting to approve the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. Assuming that a quorum is present at the time appointed for the extraordinary general meeting, any adjournment of the extraordinary general meeting may be made at the extraordinary general meeting if approved by the affirmative vote of the holders of a majority of the votes present in person or by proxy at the extraordinary general meeting. Any adjournment of the extraordinary general meeting for the purpose of soliciting additional proxies will allow Flex shareholders who have already sent in their proxies to revoke them at any time prior to their use at the extraordinary general meeting as adjourned.

The adjournment of the extraordinary general meeting, if necessary or appropriate, relates only to an adjournment of the extraordinary general meeting occurring for purposes of soliciting additional proxies for the approval of the Bonus Issuance Proposal, the Capital Reduction and Distribution Proposal or the LID Compensation Proposal. The chairperson of the extraordinary general meeting has the authority to adjourn the extraordinary general meeting for any other purpose, including the absence of a quorum with the consent or approval of Flex shareholders assuming that a quorum is present. Where a quorum is not present within half an hour from the time appointed for the extraordinary general meeting, the meeting shall be adjourned without the consent or approval of Flex shareholders. In any other case, the chairperson of the extraordinary general meeting may, with the consent of the shareholders present at the extraordinary general meeting, adjourn such meeting.

No Dissenter’s Rights

Holders of Flex ordinary shares do not have appraisal rights or dissenters’ rights under applicable law or contractual appraisal rights under Flex’s Constitution in connection with the Separation and Distribution.

Questions and Additional Information

If Flex shareholders have more questions about the Separation and Distribution or how to submit their proxy, or if they need additional copies of this proxy statement or the accompanying proxy card or voting instructions, please contact:

Flex Ltd.

12515-8 Research Blvd, Suite 300

Austin, Texas 78759 U.S.A.

Telephone: (512) 425-7929

Web links throughout this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute part of, and is not incorporated into, this proxy statement.

CAPITALIZATION OF AXIOM

The following table sets forth Spinco’s cash and cash equivalents and capitalization as of June 26, 2026, on a historical basis and on a pro forma basis to give effect to the Spin-Off and related transactions as if they had occurred on June 26, 2026. You should review the following table in conjunction with the sections of this proxy statement entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom,” “Axiom Unaudited Pro Forma Condensed Combined Financial Information,” Spinco’s unaudited condensed combined financial statements and the accompanying notes thereto included elsewhere in this proxy statement.

	As of June 26, 2026
($ in millions)	Historical	Pro Forma
Cash
Cash and cash equivalents	$20	$1,000

Indebtedness
Long-term debt	—	2,411
Temporary Equity
Redeemable convertible preferred stock	—	1,935
Equity
Common stock, par value $0.0001	—	—
Additional paid-in capital	—	5,070
Net parent investment	3,515	—
Accumulated other comprehensive income	11	11

Total equity	3,526	5,081

Total temporary equity and equity	3,526	7,016
Total capitalization	$3,526	$9,427

The post-Distribution capitalization presented is estimated based on assumptions management believes are reasonable. However, the actual post-Distribution capitalization could be different from these estimates.

AXIOM UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial statements consist of an unaudited pro forma combined balance sheet as of June 26, 2026 and unaudited pro forma combined statement of operations for the three months ended June 26, 2026 and the year ended March 31, 2026. This unaudited pro forma financial information has been derived from Spinco’s historical audited combined financial statements for the year ended March 31, 2026 and Spinco’s unaudited condensed combined financial statements as of and for the three months ended June 26, 2026 included elsewhere in this proxy statement. All significant pro forma adjustments and their underlying assumptions are described more fully in the notes to unaudited pro forma combined financial statements, which you should read in conjunction with such unaudited pro forma combined financial statements.

The unaudited pro forma combined statement of operations gives effect to the Pro Forma Transactions (as defined below) as if they had occurred on April 1, 2025, the first day of Spinco’s fiscal year 2026. The unaudited pro forma combined balance sheet gives effect to the pro forma transactions as if they had occurred on June 26, 2026, Flex’s latest balance sheet date.

The unaudited pro forma combined financial statements include certain transaction accounting adjustments that reflect the accounting for transactions in accordance with U.S. GAAP and autonomous entity adjustments that reflect certain incremental expenses or other charges necessary, if any, to present fairly Spinco’s unaudited pro forma combined statement of operations and unaudited pro forma combined balance sheet as of and for the periods indicated as if Spinco were a separate standalone entity. The following unaudited pro forma combined financial statements illustrate the effects of the following transactions (collectively, the “Pro Forma Transactions”):

•

the transfer and/or contractual allocation to Spinco pursuant to the Separation Agreement (as defined below), Tax Matters Agreement (as defined below) and Employee Matters Agreement (as defined below) of certain residual corporate and other shared assets and liabilities that were not included in the historical combined financial statements;

•	the purchase price accounting adjustments and related financing for the contemplated acquisition of EPC Power Corp. (“EPC Power”), which we refer to as EPC Power PPA and Related Financing;

•

the impact of the Transition Services Agreement (as defined below) and other transaction-related agreements between Spinco and Flex and the provisions contained therein (see “Certain Relationships and Related Transactions”);

•	the effect of Spinco’s anticipated post-Distribution capital structure, including the issuance of approximately 823 million shares of Spinco common stock;

•	transaction and incremental income and costs expected to be incurred as an autonomous entity and specifically related to the Spin-Off; and

•	other adjustments described in the notes to the unaudited pro forma combined financial statements.

EPC Power Acquisition

On September 3, 2026, Flex entered into a definitive agreement to acquire EPC Power (the “EPC Power Acquisition”) for aggregate consideration of approximately $4.4 billion, subject to customary adjustments. The EPC Power Acquisition will be funded with a combination of debt and convertible preferred financing. EPC Power adds power conversion capabilities, including differentiated grid-forming technology, for data center and utility applications. Based on the expected timing of closing of the EPC Power Acquisition during 2026, the EPC Power business will be transferred by Flex to Spinco in conjunction with the Spin-Off. The Company concluded that the criteria in Article 11 of Regulation S-X, including that the EPC Power Acquisition is probable, were met; thus, these pro forma financial statements reflect the impact of the EPC Power Acquisition method of accounting in accordance with the Accounting Standards Codification 805, Business Combinations (“ASC 805”).

The unaudited pro forma condensed combined balance sheet gives effect to the EPC Power Acquisition as if it had occurred on June 26, 2026. The unaudited pro forma condensed combined statements of operations give effect to the EPC Power Acquisition for the three months ended June 26, 2026 and the year ended March 31, 2026 as if the acquisition had occurred on April 1, 2025. The historical financial information of EPC Power has been derived from the annual financial statements for the year ended December 31, 2025 and the unaudited interim financial statements for the six months ended June 30, 2026, included elsewhere in this proxy statement.

The pro forma adjustments reflect management’s preliminary estimates and assumptions based on information currently available and are subject to change as additional information becomes available and analyses are finalized, including the completion of the purchase accounting assessment and valuation procedures. Accordingly, actual adjustments may differ materially from those presented herein.

The Spin-Off

The unaudited pro forma combined financial statements have been prepared to include transaction accounting (including the impact of changes to Flex’s legal entity structure in anticipation of the Spin-Off) and autonomous entity adjustments to reflect the financial condition and results of operations as if Spinco were a standalone entity. Transaction adjustments have been presented to show the impact and associated cost as a direct result of the legal separation from Flex, including the establishment of Spinco’s expected capital structure and funding at the time of Spin-Off, and the Tax Matters Agreement. Autonomous entity adjustments have been presented to show the impact of items such as the Transition Services Agreement, lease arrangements with third parties and Flex and certain incremental costs expected to be incurred as an autonomous entity. Actual future costs incurred may differ from these estimates.

The unaudited pro forma combined financial statements were prepared in accordance with Article 11 of Regulation S-X, as amended. The unaudited pro forma combined financial statements are subject to the assumptions and adjustments described in the accompanying notes. The Pro Forma Transactions are based on available information and assumptions Spinco believes are reasonable; however, such adjustments are subject to change. A final determination regarding Spinco’s capital structure has not yet been made, and the Separation Agreement, Tax Matters Agreement, Transition Services Agreement, Employee Matters Agreement, and other transaction-related agreements have not been finalized. As such, the unaudited pro forma combined financial statements may be revised in future amendments to reflect the impact on Spinco’s capital structure and the final form of those agreements, to the extent any such revisions would be deemed material.

The unaudited pro forma combined financial statements have been presented for informational purposes only. The unaudited pro forma information is not necessarily indicative of Spinco’s results of operations or financial condition had the Spin-Off and the related transactions been completed on the dates assumed and should not be relied upon as a representation of Spinco’s future performance or financial position as a separate public company. The historical combined financial statements have been derived from Flex’s historical accounting records and include certain corporate overhead and other shared costs which have been allocated to Spinco. The allocations have been determined on a reasonable basis; however, the amounts are not necessarily representative of the amounts that would have been reflected in the financial statements had Spinco been an entity that operated independently of Flex during the periods or at the dates presented. See Note 1, “Organization of Spinco” and Note 12, “Related Party Transactions” to Spinco’s combined financial statements included elsewhere in this proxy statement for further information on the allocation of corporate and other shared costs. The following unaudited pro forma combined financial statements should be read in conjunction with Spinco’s historical audited combined financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom” included elsewhere in this proxy statement.

AXIOM UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

		Transaction Accounting Adjustments
As of June 26, 2026 (in millions)[1]	Spinco Historical	EPC Power Historical Adjusted (Note 1)	EPC Power PPA and related financing (Note 2)		Other Transaction Accounting Adjustments (Note 3)		Autonomous Entity Adjustments (Note 4)		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$20	$141	$—		$839	3(a)	$—		$1,000
Accounts receivable, net of allowance for credit losses	1,810	127	—		—		—		1,937
Contract assets	488	—	—		—		—		488
Inventories	1,813	171	4	2(d)	—		—		1,988
Customer-controlled inventory	1,161	—	—		—		—		1,161
Other current assets	272	96	—		—		—		368

Total current assets	5,564	535	4		839		—		6,942
Property and equipment, net	766	19	—		73	3(d)	—		858
Operating lease right-of-use assets, net	205	15	—		11	3(d)	24	4(e)	255
Goodwill	971	110	3,450	2(b)	—		—		4,531
Intangible assets, net	716	41	939	2(c)	—		—		1,696
Other non-current assets	47	5	(211)	2(f)	595	3(g), 3(h)	(6)	4(d)	430

Total assets	$8,269	$725	$4,182		$1,518		$18		$14,712

LIABILITIES
Current liabilities:
Accounts payable	$3,688	$98	$—		$—		$—		$3,786
Accrued payroll and benefits	104	—	—		6	[3](c)	1	4(g)	111
Deferred revenue and customer working capital advances	361	285	—		—		—		646
Other current liabilities	323	62	36	2(e)	1	[3](d)	3	4(e)	425

Total current liabilities	4,476	445	36		7		4		4,968
Operating lease liabilities, non-current	182	15	—		1	[3](d)	21	4(e)	219
Long-term debt	—	34	2,377	2(a)	—		—		2,411
Other non-current liabilities	85	13	—		—		—		98

Total liabilities	$4,743	$507	$2,413		$8		$25		$7,696
Temporary equity
Redeemable convertible preferred stock	—	—	1,935	2(a)	—		—		1,935
EQUITY
Common stock, par value $0.0001	$—	$—	$—		$—	3(b)	$—		$—
Additional paid-in capital	—	—	—		5,077	3(b). 3(e)	(7)	4(d)	5,070
Net Parent Investment	3,515	218	(166)		(3,567)	3(b)	—		—
Accumulated other comprehensive income (loss)	11	—	—		—		—		11

Total equity	3,526	218	(166)		1,510		(7)		5,081

Total liabilities, temporary equity, and equity	$8,269	$725	$4,182		$1,518		$18		$14,712

1 - For purposes of the unaudited pro forma condensed combined balance sheet, EPC Power Corp.’s historical balance sheet as of June 30, 2026 has been combined with Spinco’s historical balance sheet as of June 26, 2026. The difference between the respective reporting dates is not expected to have a material impact on the pro forma financial information presented.

AXIOM UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

		Transaction Accounting Adjustments
For the three months ended June 26, 2026 (in millions, except share and per share data) [1]	Spinco Historical	EPC Power Historical Adjusted (Note 1)	EPC Power PPA and related financing (Note 2)		Other Transaction Accounting Adjustments (Note 3)		Autonomous Entity Adjustments (Note 4)		Pro Forma
Net sales	$2,202	$174	$—		$—		$27	4(b)	$2,403
Cost of sales	1,937	139	13	2(c)	5	3(c), 3(d)	28	4(a), 4(b), 4(f)	2,122

Gross profit (loss)	265	35	(13)		(5)		(1)		281
Selling, general and administrative expenses	82	18	—		—		7	4(a), 4(c), 4(e), 4(f), 4(g)	107
Intangible amortization	18	2	8	2(c)	—		—		28

Operating income (loss)	165	15	(21)		(5)		(8)		146
Interest expense	1	1	32	2(a)	—		—		34
Other charges (income), net	—	(1)	—		—		—	4(a)	(1)

Income (loss) from operations before income taxes	164	15	(53)		(5)		(8)		113
Provision for (benefit from) income taxes	11	—	(19)	2(g)	11	3(f)	(1)	4(d)	2

Net income (loss)	$153	$15	$(34)		$(16)		$(7)		$111

Preferred stock dividends	—	—	30		—		—		30
Net income (loss) attributable to common shareholders	153	15	(64)		(16)		(7)		81
Pro forma earnings per share:
Basic									0.10
Diluted									0.10
Weighted average shares outstanding:
Basic									823
Diluted									823

1 - For purposes of the unaudited pro forma condensed combined statement of operations for the three months ended June 26, 2026, EPC Power’s historical results for the three months ended June 30, 2026 have been combined with Spinco’s historical results for the three months ended June 26, 2026. The difference between the respective reporting dates is not expected to have a material impact on the pro forma financial information presented.

AXIOM UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

		Transaction Accounting Adjustments
Year Ended March 31, 2026 (in millions, except share and per share data)[1]	Spinco Historical	EPC Power Historical Adjusted (Note 1)	EPC Power PPA and related financing (Note 2)		Other Transaction Accounting Adjustments (Note 3)		Autonomous Entity Adjustments (Note 4)		Pro Forma
Net sales	$6,614	$196	$—		$—		$221	4(b)	$7,031
Cost of sales	5,831	163	55	2(c), 2(d)	34	3(c), 3(d)	218	4(a), 4(b), 4(f)	6,301

Gross profit (loss)	783	33	(55)		(34)		3		730
Selling, general and administrative expenses	253	46	36	2(e)	3	3(c)	46	4(a), 4(c), 4(e), 4(f), 4(g)	384
Intangible amortization	50	9	31	2(c)	—		—		90

Operating income (loss)	480	(22)	(122)		(37)		(43)		256
Interest expense	5	1	133	2(a)	—		—		139
Other charges (income), net	(7)	(1)	—		—		(4)	4(a)	(12)

Income (loss) from operations before income taxes	482	(22)	(255)		(37)		(39)		129
Provision for (benefit from) income taxes	69	—	(74)	2(g)	(552)	3(f)	(6)	4(d)	(563)

Net income (loss)	$413	$(22)	$(181)		$515		$(33)		$692

Preferred stock dividends	—	—	120		—		—		120
Net income (loss) attributable to common shareholders	413	(22)	(301)		515		(33)		572
Pro forma earnings per share:
Basic									0.69
Diluted									0.69
Weighted average shares outstanding:
Basic									823
Diluted									823

1 - For purposes of the unaudited pro forma condensed combined statements of operations, EPC Power Corp.’s historical results for the year ended December 31, 2025 have been combined with Spinco’s historical results for the year ended March 31, 2026. The difference between the respective reporting dates is consistent with the age-of-financial-statement provisions of Regulation S-X and is not expected to have a material impact on the pro forma financial information presented.

NOTES TO AXIOM UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. EPC Power Historical Adjusted

Management has performed a preliminary review of EPC Power historical accounting policies and financial statement presentation to assess conformity with those of Spinco. Based on this review, management did not identify any material differences in accounting policies requiring adjustment in the accompanying unaudited pro forma condensed combined financial information. The accompanying unaudited pro forma condensed combined financial information includes certain reclassification adjustments to EPC Power’s historical financial statement presentation to conform to Spinco’s presentation. These reclassifications had no impact on EPC Power’s reported results. Management’s review of EPC Power’s accounting policies and financial statement presentation is preliminary and subject to change as additional information becomes available and a more comprehensive evaluation is completed following the acquisition. Accordingly, additional reclassification or conformity adjustments may be identified in future periods.

1a) Reclassification Adjustments for EPC (Balance Sheet as of June 30, 2026) (in millions):

UNAUDITED RECLASS COMBINED BALANCE SHEET
Spinco	EPC	EPC Power Historical	Adjustments	Notes	EPC Power Historical Adjusted
ASSETS
Cash and cash equivalents	Cash and cash equivalents	$139	$2	(a)	$141
	Restricted cash	2	(2)	(a)	—
Accounts receivable, net of allowance for credit losses	Accounts receivable	127	—		127
Inventories	Inventories, net	171			171
Other current assets		—	96	(b)	96
	Prepaid expenses and other	42	(42)	(b)	—
	Inflation reduction act energy tax credit	54	(54)	(b)	—

Total current assets		535	—		535

Property and equipment, net	Property and equipment, net	19	—		19
Operating lease right-of-use assets, net	Right-of-use asset, operating	15	—		15
Goodwill	Goodwill, net	110	—		110
Intangible assets, net	Intangible assets, net	41	—		41
Other non-current assets			5	(c)	5
	Other assets	5	(5)	(c)	—

Total assets		$725	$—		$725

UNAUDITED RECLASS COMBINED BALANCE SHEET
Spinco	EPC	EPC Power Historical	Adjustments	Notes		EPC Power Historical Adjusted
LIABILITIES AND EQUITY
Accounts payable	Accounts payable	$98	$—			$98
Deferred revenue and customer working capital advances			285	(d)		285
	Customer deposits	282	(282)	(d)		—
	Current portion of unearned warranty revenue	3	(3)	(d)		—
Other current liabilities			62	(e)		62
	Current portion of operating lease liability	2	(2)	(e)		—
	Accrued expenses	60	(60)	(e)		—
	Short-term debt	—	—	(e)		—
Total current liabilities		445	—			445

Long-Term Liabilities
Operating lease liabilities, non-current	Operating lease liability, net	15	—			15
Long-term debt, net	Long-term debt	34	—			34
Other non-current liabilities		—	13	(f	)	13
	Unearned warranty revenue, net	13	(13)	(f	)	—

Total liabilities		$507	$—			$507

Equity
Common stock, par value $0.0001		—	—			—
Additional paid-in capital
Net Parent Investment		—	218	(g	)	218
	Additional paid-in capital	—	—	(g	)	—
	Redeemable preferred units			(g	)
	Series A units	206	(206)	(g	)	—
	Preferred units	59	(59)	(g	)	—
	Accumulated deficit	(47)	47	(g	)	—
	Accumulated other comprehensive income	—	—	(g	)	—
Accumulated other comprehensive income (loss)		—	—	(g	)	—
Total equity		218	—			218

Total liabilities and equity		$725	$—			$725

a)	Reclassification of Restricted Cash to Cash and Cash Equivalents
b)	Reclassification of Prepaid expenses and other and Inflation reduction act energy tax credit to Other current assets.
c)	Reclassification of Other Assets to Other non-current assets.
d)	Reclassification of Customer deposits and Current portion of unearned warranty revenue to Deferred revenue and customer working capital advances.
e)	Reclassification of Current portion of operating lease liability and Accrued expenses and Short-term debt to Other current liabilities.
f)	Reclassification of Unearned warranty revenue to Other non-current liabilities.
g)	Reclassification of historical equity to Net Parent Investment.

1b) Reclassification Adjustments for EPC (Statement of Operations for 3 months ended - June 30, 2026) (in millions):

UNAUDITED RECLASS COMBINED STATEMENT OF OPERATIONS

Spinco	EPC	EPC Power Historical	Adjustments	Notes	EPC Power Historical Adjusted
Net sales	Net Sales	$174	$—		$174
Cost of sales	Cost of goods sold	139	—		139

Gross profit		35	—		35
Selling, general and administrative expenses			18	(a)	18
	Research and development	5	(5)	(a)	—
	Selling, general and administrative expenses	13	(13)	(a)	—
Intangible amortization	Amortization expense	2	—		2

Operating income		15	—		15
Interest expense	Interest expense	1	—		1
Other charges (income), net			(1)	(b)	(1)
	Other income	(1)	1	(b)	—
	Other taxes	—	—	(b)	—

Income from operations before income taxes		15	—		15
Provision for income taxes	Income Tax Expense	—			—

Net income		$15	$—		$15

a)	Reclass of Research and development and Selling, general and administrative expenses to Selling, general and administrative expenses.
b)	Reclass of Other income and Other taxes to Other charges (income), net.

1c) Reclassification Adjustments for EPC (Statement of Operations for Year Ended December 31, 2025 ) (in millions):

UNAUDITED RECLASS COMBINED STATEMENT OF OPERATIONS

Spinco	EPC Historical	EPC Power Historical	Adjustments	Notes	EPC Power Historical Adjusted
Net sales	Net Sales	$180	$15	(a)	$195
	Net Sales - related parties	15	(15)	(a)	—
Cost of sales	Cost of goods sold	163	—		163

Gross profit		32	—		32
Selling, general and administrative expenses			46	(b)	46
	Research and development	15	(15)	(b)	—
	Selling, general and administrative expenses	31	(31)	(b)	—
Intangible amortization	Amortization expense	9	—		9

Operating income (loss)		(23)	—		(23)
Interest expense	Interest expense	(1)	—		1
Other charges (income), net			1	(c)	(1)
	Other income	1	(1)	(c)	—
	Other taxes	—	—	(c)	—

Income (loss) from operations before income taxes		(23)	—		(23)
Provision for income taxes	Income Tax Expense	—	—		—

Net income (loss)		$(23)	$—		$(23)

a)	Reclass of Net Sales and Net Sales - related parties to Net sales.
b)	Reclass of Research and development and Selling, general and administrative expenses to Selling, general and administrative expenses.
c)	Reclass of Other income and Other taxes to Other charges (income), net.

Note 2 - EPC Power PPA and Related Financing

2(a) Reflects adjustments to record the financing associated with the EPC Transaction. Based on management’s current expectations, Spinco is assumed to have approximately $2.4 billion of term loan financing, consisting of approximately $1.2 billion with a three-year maturity and approximately $1.2 billion with a five-year maturity, and $2.0 billion of convertible preferred financing upon completion of the contemplated Spin-Off. The unaudited pro forma balance sheet reflects the estimated financing obligations and related issuance costs associated with these financing arrangements. The unaudited pro forma condensed combined statements of operations for the three months ended June 26, 2026 and the year ended March 31, 2026 have been adjusted to reflect the estimated interest expense associated with the term loan facilities, the dividends associated with the convertible preferred financing, and related amortization of capitalized financing and issuance costs. The expected interest rates associated with the term loans is approximately SOFR + 1.375% and 1.500% for the three-year and five-year facilities, respectively. Dividends associated with the convertible preferred shares have been calculated using an assumed annual dividend rate of 6.0%. These rates may materially differ from actual rates based on the finalization of borrowing terms.

A hypothetical increase or decrease of 1/8th of a percent (0.125%) in the assumed interest rate applicable to the term loan facilities would increase or decrease annual interest expense by approximately $3 million, with a corresponding impact on pre-tax income. Preliminary financing and issuance costs are estimated to be $88 million, consisting of debt issuance costs associated with the term loans and issuance costs associated with the convertible preferred financing. These accordingly have been reflected as a reduction in the carrying value of the related financial instruments and as additional financing expense through amortization over the assume financing periods.

The ultimate financing structure, including the allocation of indebtedness among Flex, Spinco and other affiliated entities following the contemplated Spin-Off, has not yet been finalized and may differ materially from the assumptions reflected in the accompanying unaudited pro forma condensed combined financial information. Accordingly, actual financing arrangements, related financing expense and capital structure may differ materially from those presented herein.

2(b) Reflects the estimated goodwill expected to arise from the contemplated acquisition of EPC Power based on the preliminary allocation of the anticipated purchase consideration to the estimated fair values of the identifiable assets to be acquired and liabilities to be assumed less any historical goodwill recorded by EPC Power. The estimated fair values of the acquired assets, assumed liabilities, identifiable intangible assets, and related deferred tax effects are subject to change pending the completion of detailed valuation analyses and other studies necessary to finalize the allocation of purchase consideration under ASC 805. Accordingly, the final purchase price allocation may differ materially from the estimates reflected in these unaudited pro forma condensed combined financial statements, including the amount ultimately recognized as goodwill.

The table below summarizes management’s preliminary estimate of the allocation of the expected purchase consideration as if the EPC Power Acquisition had occurred on June 26, 2026 for purposes of the unaudited pro forma condensed combined financial information.

(in millions)	EPC
Assets
Cash and Cash equivalents	$141
Accounts receivable, net of allowance for credit losses	127
Inventories	175
Other current assets	96
Property and equipment, net	19
Operating lease right-of-use assets, net	15
Intangible assets, net	980
Other non-current assets	(206)

Total Assets	$1,347

Liabilities
Accounts payable	$98
Deferred revenue and customer working capital advances	285
Other current liabilities	62
Operating lease liabilities, non-current	15
Other non-current liabilities	47

Total Liabilities	507

Net Assets Acquired (a)	840

Estimated purchase consideration (b)	4,400

Estimated goodwill (b) - (a)	$3,560

2(c) Reflects an adjustment to record the identifiable intangible assets contemplated in the EPC Transaction at their estimated fair values and to eliminate EPC’s historical intangible asset carrying amounts which amounted to $41 million as of June 30, 2026. The preliminary purchase price allocation replaces the historical carrying values of EPC’s intangible assets with estimated acquisition-date fair values assigned to the identifiable intangible assets acquired. Based on the Company’s preliminary valuation analysis, the estimated fair values, useful lives and related annual amortization of the identifiable intangible assets are as follows:

(in millions)	Estimated Fair Value	Estimated Useful Lives	Annual Amortization
Amortization on fair value of Intangible assets:
Developed technology	$470	9 years	$52
Customer contracts and related relationships	440	14 years	31
Brand assets	70	9 years	8

Total EPC intangible assets	980		91
Less: Historical EPC Power amortization			9

Net pro forma amortization adjustment	$980		$82

The pro forma effect of this adjustment is reflected as an increase of $939 million to intangible assets, net within the unaudited pro forma balance sheet as of June 26, 2026.

The table below provides further details on the addition of this intangible amortization expense to the unaudited pro forma combined statements of operations for the three months ended June 26, 2026 and for the year ended March 31, 2026:

(in millions)	Three Months Ended June 26, 2026	For the Year Ended March 31, 2026
Cost of sales	$13	$51
Intangible amortization	8	31

2(d) Reflects an adjustment to record EPC Power’s acquired inventory at its estimated fair value as of the acquisition date. The adjustment increases the unaudited pro forma condensed combined balance sheet to reflect the preliminary fair value of EPC Power’s finished goods and work-in-process inventory of approximately $4 million. The estimated fair value is preliminary and subject to change upon completion of the purchase price allocation and related valuation analyses. The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2026 has been adjusted to increase cost of sales by the corresponding inventory step-up amount, as the acquired inventory is expected to be sold within one year of the acquisition date. No adjustment has been reflected in the three months ended June 26, 2026, as the effects of the inventory fair value adjustment are assumed to have been fully recognized during the annual period presented.

2(e) Represents the accrual of one-time additional transaction costs incurred by Spinco subsequent to June 26, 2026. The associated transaction costs are reflected as expense in the Company’s pro forma results for the fiscal year ended March 31, 2026. These costs will not affect the Company’s statement of operations beyond 12 months after the EPC Power Acquisition date. The pro forma effect of this adjustment is reflected as an increase of $36 million to selling, general and administrative expenses within the unaudited pro forma statement of operations as of March 31, 2026. No adjustment is recorded for the three months ended June 26, 2026.

2(f) Represents a decrease to deferred tax assets of $211 million primarily related to fair value adjustments associated with acquired intangible assets. Deferred taxes have been calculated using the federal and a blended state tax rate of 24.5%. The estimated deferred tax adjustments are preliminary and subject to material change. Such changes may result from, among other things, the deductibility of transaction-related costs, and other assumptions that will be finalized upon consummation of the Transaction.

2(g) Represents changes to the historical tax provision for EPC and the tax effect of the transaction accounting adjustments. EPC’s historic income tax provision was zero due to a full valuation allowance. Once combined with Spinco, there will be a tax provision or benefit recorded related to EPC’s operations as the combined company will not have a valuation allowance. Therefore, adjustment includes recording an income tax provision based upon the unaudited pro forma combined statements of operations as if EPC were included within the Spinco U.S. filing group. Additionally, this adjustment reflects tax effects of fair value adjustments arising from purchase accounting for the EPC Power Acquisitions and other transaction accounting adjustments, tax effected using the federal and a blended state tax rate of 24.5% for the three months ended June 26, 2026 and the year ended March 31, 2026. The federal and blended state tax rate used for the unaudited pro forma condensed combined financial statements will likely vary from the actual effective tax rates in periods as of and subsequent to the completion of the EPC Power Acquisition depending on post-Transaction activities, including legal entity restructuring and integration with Spinco, deductibility of transaction-related costs, geographical mix of earnings, realizability of deferred tax assets, among other things.

Note 3. Other Transaction Accounting Adjustments

3(a) Reflects an adjustment to cash and additional paid-in capital to give effect to the estimated cash capitalization of approximately $1.0 billion that Spinco is expected to hold immediately following the Spin-Off. The adjustment represents the difference between the historical cash balances reflected in the historical financial statements and the estimated cash balance to be transferred to Spinco at separation pursuant to the contemplated Separation Agreement.

3(b) Reflects the reclassification of Flex’s net investment in the Company, which was recorded in Net Parent Investment, to additional paid-in capital and common stock to reflect the assumed issuance of 823.4 million shares of Spinco common stock at a par value of $0.0001 per share pursuant to the separation and distribution agreement immediately prior to the Spin-Off. Spinco has assumed the number of outstanding shares of Spinco common stock based on the number Flex ordinary shares outstanding on June 26, 2026, and an assumed Distribution Ratio of 2.0 shares of Spinco common stock for each Flex ordinary share. While the final Distribution Ratio has not yet been determined, the Company currently contemplates a Distribution Ratio ranging from 1.0 to 3.0 shares of Spinco common stock for each Flex ordinary share. For purposes of these calculations, the assumed Distribution Ratio reflects the midpoint of such contemplated range. The actual number of shares issued will not be known until the record date for the Distribution. Spinco expects between approximately 6.0% to 12.0% of Spinco common stock will continue to be owned by Flex.

3(c) Reflects adjustment for certain employee related liabilities and compensation expense for employees that have historically been shared with other Flex businesses and will be transferred to Spinco from Flex and Flex affiliates in connection with the Spin-Off. Given the anticipated growth of Spinco, employees that partially supported Spinco historically are now intended to transfer and this adjustment reflects the incremental cost above historical allocations. The table below provides further details on the addition of this compensation expense to the unaudited pro forma combined statements of operations for the three months ended June 26, 2026 and for the year ended March 31, 2026:

(in millions)	Three Months Ended June 26, 2026	For the Year Ended March 31, 2026
Cost of sales	$1	$17
Selling, general and administrative	—	3

3(d) Reflects assets, liabilities and certain operations that will be transferred to Spinco from Flex (generally, the shared assets and liabilities to be transferred primarily relate to facilities and certain operational support assets) or removal of assets and liabilities expected to be retained by Flex in the unaudited pro forma combined balance sheet as of June 26, 2026. The estimated impact of assets and liabilities transferred to Spinco is $108 million and $5 million, respectively, and assets and liabilities retained by Flex is $24 million and $3 million, respectively. Given the anticipated growth of Spinco, certain assets that were not historically used by the business are expected to convey at with Spinco. $4 million for the three months ended June 26, 2026 and $17 million for the year ended March 31, 2026 of incremental depreciation expense is included in cost of sales and reflects the amount in excess of the historical allocated depreciation which was attributed to the Company based on historical usage of the assets.

3(e) The additional paid-in capital adjustments are summarized below:

(in millions)	As of June 26, 2026
Cash receipt from Flex 3(a)	$839
Spinco common stock issuance 3(b)	—
Additional conveying employees 3(c)	(6)
Additional conveying assets and liabilities 3(d)	82
Deferred taxes 3(f) and 3(g)	570
Warrants 3(h)	25
Net parent investment 3(b)	3,567

Total adjustment	$5,077

3(f) Reflects the tax effects of the transaction accounting adjustments using the applicable statutory tax rates and expected changes to our effective tax rate caused by changes to Spinco’s legal entity structure that are expected to occur in anticipation of the Spin-Off. The transaction accounting adjustments resulted in $11 million tax expense and $552 million tax benefit for the three months ended June 26, 2026 and the year ended March 31, 2026, respectively. This adjustment also includes a tax charge of $11 million and $29 million related to the expected change to Spinco’s legal entity structure for the three months ended June 26, 2026 and the year ended March 31, 2026, respectively. Additionally, for the year ended March 31, 2026, the adjustment includes a tax benefit of $572 million related to a one-time, non-cash benefit related to a step-up in tax basis that will be generated by an intercompany transaction involving Spinco intangible property that will occur prior to the separation of the Spinco business. The tax provision impact of this transaction is based on estimated amounts that may change upon the completion of the valuation of assets and liabilities. Due to the complexity of the calculations, which includes estimates of fair value and future taxable income by jurisdiction, the tax provision impact could increase or decrease materially.

3(g) Reflects the deferred tax effects of the pro forma adjustments at the applicable statutory income tax rates. Additionally, reflects $572 million related to an anticipated deferred tax asset, net of valuation allowance, related to stepped-up tax basis amortization that will be generated by an intercompany transaction involving Spinco intangible property that will occur prior to the separation of the Spinco business. The tax provision impact of this transaction is based on estimated amounts that may change upon the completion of the valuation of assets and liabilities. Due to the complexity of the calculations, which includes estimates of fair value and future taxable income by jurisdiction, the tax provision impact could increase or decrease materially.

3(h) Reflects the estimated accounting impact associated with certain customer warrants that contain anti-dilution provisions triggered upon consummation of the Distribution. Under the terms of the expected amendment to the Warrant, the Warrantholder will receive a fully vested warrant to purchase a specified number of shares of Spinco common stock at an exercise price of $0.01 per share (the “Spinco Warrants”). Management expects to record the portion of the grant date fair value of the original Warrant attributed to the Spinco Warrants as a deferred cost asset, to be amortized as a reduction of revenue as future sales are made to the Warrantholder. Such deferred cost asset will be allocated between Spinco and Flex based upon the portion of expected future sales to the Warrantholder that are attributable to each business.

For purposes of the Spinco unaudited pro forma financial statements, management estimated the attributed amount of the Spinco Warrants based on the estimated intrinsic value of the Warrants immediately prior to the Distribution and recognized a $25.1 million deferred cost asset related to the Spinco Warrants. The allocation methodology and accounting treatment will be finalized prior to the effectiveness of the Axiom Form 10 and any valuation will reflect current estimates.

Note 4. Autonomous Entity Adjustments

Autonomous entity adjustments are necessary to reflect Spinco as an autonomous entity after separation from Flex. The terms of the agreements underlying these autonomous entity adjustments will be materially complete prior to effectiveness of the Spinco Form 10 and executed in conjunction with the Spin-Off. In addition, the Company may incur recurring and non-recurring incremental costs following the Spin-Off. As the terms of the underlying agreements are neither currently expected to be materially complete prior to effectiveness of the Registration Statement or executed prior to the Spin-Off, the Company is unable to reasonably estimate the related costs. Accordingly, no autonomous entity adjustments have been reflected for these potential incremental expenses.

In addition, following the Spin-Off, we expect to incur incremental costs as a stand-alone entity in certain of our corporate functions (e.g., IT, finance and legal, among others) as well as certain operational functions. We received the benefit of economies of scale as a business unit within Flex’s overall centralized model; however, in establishing these independent corporate and support functions, the expenses may be higher than the prior shared allocation. As a stand-alone public company, we expect to incur certain costs in addition to those incurred pursuant to the TSA as described in note 4(a) and other transaction and autonomous entity adjustments noted above and below. This includes costs resulting from:

•

One-time and non-recurring expenses associated with Spin-Off and stand-up of functions required to operate as a stand-alone public entity. These non-recurring costs predominantly relate to non-capitalizable system implementation costs as well as applicable employee-related costs, and other business separation-specific items; and

•

Recurring and ongoing costs required to operate new functions required for a public company, such as external reporting, internal audit, treasury, investor relations, board of directors and officers, stock administration, and expanding the services of existing functions such as information technology, finance, human resources, legal, tax, and insurance.

4(a) Reflects the effects of the Transition Services Agreement the Company intends to enter into with Flex prior to the Spin-Off in connection with the Distribution whereby Flex will continue to provide the Company functional support (primarily information technology infrastructure and applications, finance shared services, and shared facility usage at facilities retained by Flex) and the Company will continue to provide Flex functional support (primarily shared facility usage at facilities conveying with Spinco). These arrangements are intended to facilitate operational continuity following the Spin-Off while the Company establishes standalone systems, processes, and capabilities and reflect incremental costs to Spinco as they begin to operate as a standalone entity. The adjustment was calculated consistent with the contract rates in the Transition Services Agreement

The Transaction Services Agreement impact to income from operations before income taxes was a $6 million decrease for the three months ended June 26, 2026 and $38 million decrease for the year ended March 31, 2026, respectively.

(in millions)	Three Months Ended June 26, 2026	For the Year Ended March 31, 2026
Cost of sales	$2	$14
Selling, general and administrative expenses	4	28
Other charges (income), net	—	(4)

4(b) Reflects the impact of cross supply agreements expected to be executed prior to the Spin-Off in connection with the separation, pursuant to which Flex and Spinco will continue to supply finished goods to one another at contractually defined transfer prices. Under these arrangements, finished goods will be manufactured at certain historically commingled sites and sold to the counterparty entity at a markup, with the purchasing entity subsequently selling the finished goods to third-party customers. The cross supply pricing assumptions are based on management’s current estimates and are consistent with the expected terms of the definitive agreements. The adjustment is calculated by applying expected contract rates to historical activity which may not be indicative of actual volumes in future periods.

The cross supply agreement impact to gross profit was a $2 million decrease for the three months ended June 26, 2026 and $1 million increase for the year ended March 31, 2026, respectively.

(in millions)	Three Months Ended June 26, 2026	For the Year Ended March 31, 2026
Net sales	$27	$221
Cost of sales	29	220

4(c) Reflects recurring additional charges from contracts with vendors that are expected to be incurred by the Company as an autonomous entity following the Spin-Off. These charges relate to incremental insurance for Spinco directors and officers as well as insurance at Spinco’s manufacturing, research and development, and administrative facilities.

These adjustments are comprised of estimated incremental recurring expenses of $1 million for the three months ended June 26, 2026 and $6 million for the year ended March 31, 2026. The adjustment was recorded to selling, general, and administrative expenses and was calculated based on the expected annual costs under new contracts, net of historical cost allocations expected to be replaced.

4(d) Represents the tax impact of the autonomous entity pro forma adjustments for the three months ended June 26, 2026 and the year ended March 31, 2026, respectively. The tax impact reflects the expected tax effects of the incremental costs and expenses required for Spinco to operate as a standalone entity following the Spin-Off. The adjustment was calculated by applying Spinco’s assumed U.S. statutory tax rate to the other autonomous entity pro forma adjustments.

4(e) Reflects the net impact of lease arrangements with third parties and sublease arrangements with Flex for facilities that will be entered into prior to the Spin-Off. Spinco intends to enter into incremental third-party leases for administrative space and Flex intends to sublease manufacturing space from real estate conveying with Spinco. For leases Spinco enters into with third-parties, this adjustment records the operating lease right-of-use asset and related operating lease liabilities based on the estimated present value of the lease payments over the lease term. These arrangements are expected to provide the facilities necessary to support Spinco’s manufacturing, administrative, research and development, and other operational activities as a standalone company following the separation. The adjustment was calculated based on expected payments under lease and sublease arrangements.

Incremental operating lease expense is estimated to be $1 million and $2 million for the three months ended June 26, 2026 and for the year ended March 31, 2026, respectively. Incremental leasing income is estimated to be $5 million and $20 million for the three months ended June 26, 2026 and for the year ended March 31, 2026, respectively. All amounts are recorded to selling, general and administrative expenses.

4(f) Reflects the reclassification of certain facility-related costs from cost of sales to selling, general and administrative expenses associated with real estate that will be conveyed to Spinco and partially subleased to Flex following the Spin-Off. Under the anticipated sublease arrangement, reimbursements received from Flex represent costs associated with managing and administering corporate real estate assets rather than costs directly attributable to Spinco’s manufacturing activities. Accordingly, these amounts have been reclassified from cost of sales to selling, general and administrative expenses in the accompanying pro forma financial information.

$3 million and $16 million were reclassed from cost of sales to selling, general and administrative expenses for the three months ended June 26, 2026 and for the year ended March 31, 2026 respectively.

4(g) Reflects the impact of new compensation agreements for new and existing executives of Spinco and includes an increase in salary, bonus, and stock-based compensation. These adjustments reflect incremental compensation costs expected to be incurred as Spinco establishes a standalone management structure and public company governance organization following the separation from Flex.

Incremental selling, general, and administrative expense related to the salary and bonus is estimated to be $3 million and $14 million for the three months ended June 26, 2026 and for the year ended March 31, 2026, respectively. Additionally, Spinco expects to grant incremental stock-based compensation awards to certain members of Spinco management in connection with the Spin-Off. As of the date of this filing, such awards have not yet been authorized and the amount and form of such awards has not been determined.

These estimates were derived using expected compensation arrangement for executives including salary, bonus, and benefits for executive personnel following the Spin-Off.

Note 5. Earnings Per Share

The following table sets forth the computation of pro forma basic and diluted earnings per share for the year ended March 31, 2026, and for the three months ended June 26, 2026.

(in millions, except for per share data)	For the Year Ended March 31, 2026	For the Three-Month Period Ended June 26, 2026
Numerator:
Pro forma net income attributable to Spinco common shareholders	572	81
Denominator:
Flex Ordinary Shares outstanding (1)	369	369
Warrants (2)	1	1
Additional Flex share gross up (3)	41	41

Flex shares eligible for distribution (1) + (2) + (3)	411	411
Distribution ratio (4)	2	2
Pro Forma weighted average shares (basic)	822	822
Pro Forma weighted average shares (diluted) (5)	822	822

Pro forma net income per share attributable to Flex Ordinary Shares:
Basic	0.69	0.10
Diluted	0.69	0.10

(1)	Representative of Flex’s ordinary shares outstanding of 369 million at June 26, 2026.

(2)

Reflects 1 million fully vested Spinco Warrants to acquire 1 million shares of Spinco common stock at an exercise price of $0.01 per share that the Warrantholder is eligible to receive in connection with the Distribution in accordance with the expected Warrant amendment. The exercise price of Flex’s original Warrant is reduced by the Spinco Closing Price; however, the Warrant prohibits the exercise price from being reduced below $0.01 per share and if the exercise price is reduced to $0.01 then the Warrantholder will receive the Spinco Warrants. The number of shares of Spinco common stock subject to the Spinco Warrants will be determined based on the intrinsic value of the Warrants prior to the Distribution (a 1:1 Distribution Ratio was used to determine the above noted 1 million Spinco Warrants). Accordingly, the Spinco Warrants increase Spinco’s total outstanding shares included in basic and diluted earnings per share calculations.

(3)

Represents the Flex ordinary share gross-up necessary to retain a 10.0% stake in Spinco subsequent to the Spin-Off date of 41 million shares. These shares will be an addition to the total Flex shares eligible for conversion and distribution to Spinco.

(4)

The shares issued upon such exercise are assumed to participate in the Distribution and receive Spinco common stock based on the assumed Distribution Ratio of 2 shares of Spinco common stock for each Flex ordinary share. A distribution ratio of 1.0 would result in 411 million shares of Spinco common stock outstanding and a distribution ratio of 3.0 would result in 1,235 million shares of Spinco common stock outstanding.

(5)

Pro forma basic and diluted earnings per share and pro forma weighted-average basic and diluted shares outstanding reflect the number of shares of Spinco common stock expected to be outstanding upon completion of the Spin-Off (see note 3(b) above). The actual dilutive effect following the completion of the Spin-Off will depend on various factors, including the impact of Flex and Spinco equity-based compensation arrangements. The potential dilutive impact of the contemplated convertible preferred stock financing has not been reflected because the conversion price and resulting conversion rate will be determined based on post-Spin-Off conditions and are not currently estimable.

FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Overview

On May 5, 2026, Flex Ltd (“the Company,” “Flex,” “we”, “our”, or “us”) announced its plan to separate its businesses into two distinct, publicly traded companies (the “Separation”). Under the plan, Flex would execute a tax-free spinoff (the “Spin-Off”) to Flex shareholders of its Cloud & Power Infrastructure business (“Spinco”). Flex expects the transaction to be completed in the first quarter of calendar year 2027. The separation will be effected through a pro rata distribution of between approximately 88.0% and 94.0% of the outstanding shares of common stock of Spinco to Flex’s shareholders, with each Flex shareholder receiving shares of Spinco in proportion to their ownership of Flex ordinary shares, in a transaction intended to be tax-free for U.S. federal income tax purposes. The separation, Spin-Off and listing remain subject to final approval of the Flex Board of Directors, our shareholders, and the High Court of the Republic of Singapore. There can be no assurances that a separation, Spin-Off or listing will occur.

Basis of Presentation

The following unaudited pro forma consolidated financial statements of Flex have been derived from its historical consolidated financial statements and are being presented to give effect to the Spin-Off. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 26, 2026, gives effect to the Spin-Off as if it had occurred on June 26, 2026. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended June 26, 2026 and for the fiscal years ended March 31, 2026, 2025, and 2024 reflect pro forma results of Flex’s operations as if the Spin-Off had occurred on April 1, 2025 in that they reflect the reclassification of Spinco as discontinued operations for all periods presented. The adjustments in the “Transaction Accounting Adjustments” column in the unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended June 26, 2026 and for the fiscal year ended March 31, 2026 give effect to the Spin-Off and related transactions as if they had occurred as of April 1, 2025, the beginning of the Company’s most recently completed fiscal year. The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 26, 2026 reflects Flex’s financial position as if the Spin-Off and related transactions had occurred on June 26, 2026. After the date of the Spin-Off, the historical financial results of Spinco will be reflected in our consolidated financial statements as discontinued operations in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”) for those historical periods.

The unaudited pro forma consolidated financial statements should be read in conjunction with: (i) the accompanying notes to the unaudited pro forma consolidated financial statements, (ii) Flex’s audited consolidated financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Flex’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026; and (iii) Flex’s unaudited condensed consolidated financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Flex’s Quarterly Report on Form 10-Q for the quarterly period ended June 26, 2026.

The unaudited pro forma consolidated financial statements, including the adjustments discussed above, are based upon available information at the time of this proxy statement, and related estimates and assumptions that we believe are reasonable and supportable. The unaudited pro forma consolidated financial statements are for informational purposes only and are not intended to be a complete presentation of Flex’s operating results or financial position had the Spin-Off and associated transactions occurred as of and for the periods indicated, nor do they purport to project the results of operations or financial position for any future period or as of any future date. Accordingly, such information should not be relied upon as an indicator of future performance, financial condition or liquidity. The unaudited pro forma combined financial statements have been adjusted to give effect to adjustments described in the accompanying notes to the unaudited pro forma combined financial information.

Beginning with Flex’s Annual Report on Form 10-K for the fiscal year ended March 31, 2027, assuming the Spin-Off is consummated, Spinco will be reflected in Flex’s historical financial statements as discontinued operations, including for periods prior to the consummation of the Spin-Off.

Subsequent to the periods presented, on September 3, 2026 Flex announced its agreement to acquire EPC Power Corporation (“EPC”), a designer and manufacturer of utility-scale power conversion systems and inverters for energy storage, solar and data center applications. Based on the Company’s current evaluation, the acquisition is not expected to constitute a significant acquisition for Flex under Rule 3-05 of Regulation S-X. Accordingly, the acquisition and its historical financial information have not been reflected in the accompanying unaudited pro forma financial information. If the acquisition is completed prior to the Spin-Off, the acquired business is expected to be transferred to and included in Spinco in connection with the Spin-Off.

In connection with the EPC transaction, management expects the acquisition financing to be funded through a combination of approximately $2.4 billion of term loan financing and $2.0 billion of convertible preferred financing upon completion of the contemplated Spin-Off with all balances being retained by Spinco. Therefore neither the term loan financing or the convertible preferred financing are reflected in the unaudited pro forma condensed consolidated financial information based on management’s current financing assumptions. As the final financing structure and allocation of indebtedness between Flex and Spinco remain under evaluation, actual financing arrangements, related interest expense, and capital structure may differ materially from those presented herein.

FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As of June 26, 2026
	(In millions, except share amounts)
	Flex As Reported	Discontinued Operations Note 1	Flex As Adjusted	Transaction Accounting Adjustments Note 2		Flex Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$2,840	$(20)	$2,820	$(980)	(a)	$1,840
Accounts receivable, net of allowance for doubtful accounts	5,036	(1,810)	3,226	—		3,226
Contract assets	1,386	(488)	898	—		898
Inventories	6,453	(1,813)	4,640	—		4,640
Other current assets	2,522	(1,432)	1,090	—		1,090
Investment in Spinco	—	—	—	376	(b)	376

Total current assets	18,237	(5,563)	12,674	(604)		12,070
Property and equipment, net	2,655	(839)	1,816	—		1,816
Operating lease right-of-use assets, net	794	(216)	578	252	(d)	830
Goodwill	1,831	(1,084)	747	—		747
Other intangible assets, net	736	(716)	20	—		20
Other non-current assets	945	(38)	907	4	(j)	911

Total assets	$25,198	$(8,456)	$16,742	$(348)		$16,394

LIABILITIES AND SHAREHOLDERS EQUITY
Current liabilities:
Accounts payable	$9,195	$(3,694)	$5,501	$—		$5,501
Accrued payroll and benefits	579	(104)	475	—		475
Deferred revenue and customer working capital advances	2,053	(361)	1,692	—		1,692
Other current liabilities	1,393	(344)	1,049	297	(c), (d)	1,346

Total current liabilities	13,220	(4,503)	8,717	297		9,014
Long-term debt, net of current portion	5,219	—	5,219	—		5,219
Operating lease liabilities, non-current	711	(182)	529	251	(d)	780
Other non-current liabilities	548	(95)	453	—		453

Total liabilities	19,698	(4,780)	14,918	548		15,466
Shareholders’ equity
Ordinary shares, no par value; 374,939,150 issued and 369,387,510 outstanding as of June 26, 2026	3,401	—	3,401	(2,105)	(i)	1,296
Treasury stock at cost; 5,551,640 shares	(200)	—	(200)	—		(200)
Accumulated earnings	2,449	(3,658)	(1,209)	1,209	(i)	—
Accumulated other comprehensive loss	(150)	(18)	(168)	—		(168)

Total shareholders’ equity	5,500	(3,676)	1,824	(896)		928

Total liabilities and shareholders’ equity	$25,198	$(8,456)	$16,742	$(348)		$16,394

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Three-Month Period Ended June 26, 2026
	(In millions, except per share amounts)
	Flex As Reported	Discontinued Operations Note 1	Flex Adjusted	Transaction Accounting Adjustments Note 2		Flex Pro Forma
Net sales	$7,928	$(2,202)	$5,726	$46	(g)	$5,772
Cost of sales	7,177	(1,926)	5,251	45	(d), (f), (g)	5,296
Restructuring charges	4	—	4	—		4

Gross profit	747	(276)	471	1		472
Selling, general and administrative expenses	334	(82)	252	(8)	(e), (f)	244
Restructuring and impairment charges (reversal)	(2)	—	(2)	—		(2)
Intangible amortization	23	(18)	5	—		5

Operating income	392	(176)	216	9		225
Interest expense	60	—	60	—		60
Interest income	13	—	13	—		13
Other charges (income), net	(37)	—	(37)	—		(37)
Equity in earnings (losses) of unconsolidated affiliates	(5)	—	(5)	—		(5)

Income before income taxes	377	(176)	201	9		210
Provision for income taxes	92	(29)	63	2	(h)	65

Net income attributable to the shareholders of Flex Ltd.	285	(147)	138	7		145

Earnings per share:
Basic	$0.78					$0.40
Diluted	$0.76					$0.39
Weighted-average shares used in computing per share amounts:
Basic	366					366
Diluted	374					374

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Fiscal Year Ended March 31, 2026
	(In millions, except per share amounts)
	Flex As Reported	Discontinued Operations Note 1	Flex Adjusted	Transaction Accounting Adjustments Note 2		Flex Pro Forma
Net sales	$27,914	$(6,614)	$21,300	$152	(g)	$21,452
Cost of sales	25,288	(5,795)	19,493	155	(d), (f), (g)	19,648
Restructuring charges	59	(3)	56	—		56

Gross profit	2,567	(816)	1,751	(3)		1,748
Selling, general and administrative expenses	1,052	(145)	907	(37)	(e), (f)	870
Restructuring and impairment charges (reversal)	79	—	79	—		79
Intangible amortization	68	(50)	18	—		18

Operating income	1,368	(621)	747	34		781
Interest expense	215	(5)	210	—		210
Interest income	51	—	51	—		51
Other charges (income), net	30	7	37	—		37
Equity in earnings (losses) of unconsolidated affiliates	(31)	—	(31)	—		(31)

Income before income taxes	1,143	(623)	520	34		554
Provision for (benefit from) income taxes	263	(70)	193	9	(h)	202

Net income attributable to the shareholders of Flex Ltd.	$880	$(553)	$327	$25		$352

Earnings per share:
Basic	$2.37					$0.95
Diluted	$2.33					$0.93
Weighted-average shares used in computing per share amounts:
Basic	371					371
Diluted	378					378

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Fiscal Year Ended March 31, 2025
	(In millions, except per share amounts)
	Flex As Reported	Discontinued Operations Note 1	Flex Pro Forma
Net sales	$25,813	$(4,799)	$21,014
Cost of sales	23,584	(4,152)	19,432
Restructuring charges	70	(1)	69

Gross profit	2,159	(646)	1,513
Selling, general and administrative expenses	904	(81)	823
Restructuring and impairment charges (reversal)	16	—	16
Intangible amortization	70	(36)	34

Operating income	1,169	(529)	640
Interest expense	218	(6)	212
Interest income	61	—	61
Other charges (income), net	(14)	(8)	(22)
Equity in earnings (losses) of unconsolidated affiliates	(3)	—	(3)

Income before income taxes	1,023	(515)	508
Provision for (benefit from) income taxes	185	(70)	115

Net income attributable to the shareholders of Flex Ltd.	$838	$(445)	$393

Earnings per share:
Basic	$2.14		$1.01
Diluted	$2.11		$0.99
Weighted-average shares used in computing per share amounts:
Basic	391		391
Diluted	398		398

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Fiscal Year Ended March 31, 2024
	(In millions, except per share amounts)
	Flex As Reported	Discontinued Operations Note 1	Flex Pro Forma
Net sales	$26,415	$(3,244)	$23,171
Cost of sales	24,395	(2,840)	21,555
Restructuring charges	155	(1)	154

Gross profit	1,865	(403)	1,462
Selling, general and administrative expenses	922	(58)	864
Restructuring and impairment charges (reversal)	20	—	20
Intangible amortization	70	(32)	38

Operating income	853	(313)	540
Interest expense	207	(4)	203
Interest income	56	—	56
Other charges (income), net	44	1	45
Equity in earnings (losses) of unconsolidated affiliates	8	—	8

Income before income taxes	666	(310)	356
Provision for (benefit from) income taxes	(206)	(46)	(252)

Net income from continuing operations	872	(264)	608
Net income from discontinued operations, net of tax	373	—	373

Net income	1,245	(264)	981
Net income attributable to noncontrolling interest	239	—	239

Net income attributable to the shareholders of Flex Ltd.	$1,006	$(264)	$742

Earnings per share:
Basic earnings per share from continuing operations	$2.00		$1.40
Basic earnings per share from discontinued operations	0.31		0.31

Basic earnings per share attributable to the shareholders of Flex Ltd.	$2.31		$1.71

Diluted earnings per share from continuing operations	$1.98		$1.38
Diluted earnings per share from discontinued operations	0.30		0.30

Diluted earnings per share attributable to the shareholders of Flex Ltd.	$2.28		$1.68

Weighted-average shares used in computing per share amounts:
Basic	435		435
Diluted	441		441

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTES TO THE FLEX UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – DISCONTINUED OPERATIONS

Discontinued operations adjustments reflect management’s estimates of the operations, assets, liabilities, and equity attributable to Spinco that were included in Flex’s historical financial statements. In accordance with ASC 205-20, Presentation of Financial Statements—Discontinued Operations, the amounts exclude the following:

1.

General corporate overhead costs that were historically allocated to Spinco that do not meet the requirements to be presented in discontinued operations. Such allocations included labor and non-labor expenses related to Flex’s corporate support functions (e.g., finance, accounting, tax, treasury, IT, HR, and legal, among others) that historically provided support to Spinco.

These amounts are considered preliminary and as such, actual amounts could materially differ from these estimates.

NOTE 2 – TRANSACTION ACCOUNTING ADJUSTMENTS

The unaudited pro forma Condensed Consolidated Balance Sheet as of June 26, 2026 and the unaudited pro forma Consolidated Statements of Operations for the three months ended June 26, 2026 and for the fiscal year ended March 31, 2026 reflect the following pro forma adjustments discussed below.

(a) Reflects an adjustment to cash and additional paid-in capital to give effect to the estimated cash capitalization of approximately $1.0 billion that Spinco is expected to hold immediately following the Spin-Off. The adjustment represents the difference between the historical cash balances reflected in the Spinco historical financial statements and the estimated cash balance to be transferred to Spinco at separation pursuant to the contemplated Separation Agreement.

(b) Reflects the retention by Flex of 10.0% of the outstanding common stock of Spinco, recorded at 10.0% of the net carrying value of Spinco as of the Spin-Off Date. Following the Spin-Off, Flex’s investment in Spinco will be carried at fair value with changes recorded in current period earnings. No adjustment is reflected for differences between Flex’s cost basis in its retained investment in Spinco and the fair value of its 10.0% interest in Spinco common stock as of the Spin-Off Date. Actual percentage interest in Spinco to be retained by Flex is subject revision prior to transaction completion, but is not expected to exceed 12.0%.

(c) Reflects $297 million of additional estimated non-recurring costs to complete the Spin-Off. These costs primarily relate to investment banker fees, legal fees, third-party consulting and contractor fees, information technology costs and other costs related directly to the Spin-Off. These additional non-recurring costs will be considered part of discontinued operations once incurred.

(d) As certain manufacturing facilities historically utilized by Flex will convey with Spinco, Flex intends to lease such facilities from Spinco to support Flex ongoing operations. This adjustment records an operating lease right-of-use asset of $252 million and related operating lease liabilities of $252 million as of June 26, 2026, based on the estimated present value of the lease payments over the lease term. Incremental operating lease expense is estimated to be $5 million and $20 million for the three months ended June 26, 2026 and for the year ended March 31, 2026, respectively.

(e) Reflects the effects of the Transition Services Agreement the Flex intends to enter into with Spinco prior to the Spin-Off in connection with the Distribution whereby Flex will continue to provide Spinco functional support (primarily information technology infrastructure and applications, finance shared services, and shared facility usage at facilities retained by Flex) and Spinco will continue to provide Flex functional support (primarily shared facility usage at facilities conveying with Spinco). These arrangements are intended to facilitate operational continuity following the Spin-Off while the Spinco establishes standalone systems, processes, and capabilities and reflect incremental costs to Spinco as they begin to operate as a standalone entity. The adjustment was calculated consistent with the contract rates in the Transition Services Agreement

As such, a pro forma adjustment reducing selling, general and administrative expense by $13 million and $56 million for the three months ended June 26, 2026 and the year ended March 31, 2026, respectively, is reflected for these contractual arrangements.

(f) Reflects the reclassification of certain costs from cost of sales to selling, general and administrative expenses associated with services to be provided by Flex pursuant to the Transition Services Agreement. Following the separation, amounts reimbursed by Spinco for these services are no longer directly attributable to Flex’s manufacturing operations and therefore are presented within selling, general and administrative expenses.

(g) Reflects the impact of cross supply agreements expected to be executed prior to the Spin-Off in connection with the separation, pursuant to which Flex and Spinco will continue to supply finished goods to one another at contractually defined transfer prices. Under these arrangements, finished goods will be manufactured at certain historically commingled sites and sold to the counterparty entity at a markup, with the purchasing entity subsequently selling the finished goods to third-party customers. The cross supply pricing assumptions are based on management’s current estimates and are consistent with the expected terms of the definitive agreements. The adjustment is calculated by applying expected contract rates to historical activity which may not be indicative of actual volumes in future periods.

The cross supply agreement impact to gross profit is estimated to be a $2 million increase for the three months ended June 26, 2026 and $1 million decrease for the year ended March 31, 2026, respectively.

(h) Reflects the estimated net impact on income tax expenses, determined by applying the relevant statutory tax rates to the adjustments described in notes (d) through (h) above.

(i) Reflects the estimated net impact on total shareholders’ equity of the adjustments described in notes (a) through (h) above.

(j) Reflects the estimated accounting impact associated with certain customer warrants that contain anti-dilution provisions triggered upon consummation of the Distribution. Under the terms of the expected amendment to the Warrant, the Warrantholder will receive a fully vested warrant to purchase a specified number of shares of Spinco common stock at an exercise price of $0.01 per share (the “Spinco Warrants”). Management expects to record the portion of the grant date fair value of the original Warrant attributed to the Spinco Warrants as a deferred cost asset, to be amortized as a reduction of revenue as future sales are made to the Warrantholder. Such deferred cost asset will be allocated between Spinco and Flex based upon the portion of expected future sales to the Warrantholder that are attributable to each business.

For purposes of the Flex unaudited pro forma financial statements, management estimated the attributed amount of the Spinco Warrants based on the estimated intrinsic value of the Warrants immediately prior to the Distribution and recognized a $4.4 million deferred cost asset related to the Spinco Warrants. The allocation methodology and accounting treatment will be finalized prior to the effectiveness of the Axiom Form 10 and any valuation will reflect current estimates.

THE SEPARATION AND DISTRIBUTION

This section of the proxy statement describes material aspects of the proposed Separation and Distribution. This summary may not contain all of the information that is important to you. In addition, important business and financial information about Spinco is included in this proxy statement.

General

On May 5, 2026, Flex announced its intention to separate into two standalone, publicly traded companies. Flex has determined to implement this separation through the Spin-Off of Flex’s Cloud & Power Infrastructure business to its shareholders. Flex intends to effect the Spin-Off pursuant to an internal reorganization followed by a distribution of between approximately 88.0% and 94.0% of the shares of Spinco common stock, by way of a distribution in specie to Flex shareholders of record on a pro rata basis as of the Record Date, subject to certain conditions. The Distribution is expected to take place on a date to be determined by the Flex Board of Directors (the “Distribution Date”). On the Distribution Date, each holder of Flex ordinary shares will receive, for each Flex ordinary share held as of the Record Date, a number of shares of Spinco common stock to be determined by the Flex Board of Directors prior to the Distribution Date (the “Distribution Ratio”). The Distribution will be effected by way of Capital Reduction under the Singapore Companies Act. Following the Distribution, Spinco will be a separate, publicly traded company. You will not be required to make any payment, surrender or exchange your Flex ordinary shares or take any other action to receive your shares of Spinco common stock to which you are entitled on the Distribution Date. The number of shares you own of Flex will not change as a result of the Spin-Off. On the Distribution Date, Flex will hold between approximately 6.0% to 12.0% of Spinco common stock. Following the Distribution, Flex intends to dispose of all of the Spinco common stock that it retains through one or more subsequent exchanges of Spinco common stock for Flex debt held by Flex creditors and/or through distributions of Spinco common stock to Flex shareholders as dividends or as non-cash consideration in exchange for issued and outstanding Flex ordinary shares pursuant to an off-market purchase on equal access scheme as prescribed by the Singapore Companies Act, in each case during the 24-month period following the Distribution.

The Distribution of Spinco common stock as described in this proxy statement is subject to the satisfaction or waiver of certain conditions. Until the Spin-Off has occurred, Flex has the right not to complete the Spin-Off, even if all the conditions have been satisfied, if, at any time prior to the Distribution, the Flex Board of Directors determines, in its sole discretion, that the Spin-Off is not in the best interests of Flex, that a sale or other alternative is in the best interests of Flex, or that market conditions or other circumstances are such that it is not advisable at that time to separate the Cloud & Power Infrastructure business from Flex. We cannot provide any assurances that the Distribution will be completed. For a more detailed description of these conditions, see the section of this proxy statement entitled “The Separation and Distribution—General—Conditions to the Distribution.”

Reasons for the Spin-Off

In early 2025, the Flex Board of Directors authorized a comprehensive review of Flex’s business portfolio and capital allocation options. Throughout 2025 and into early 2026, the Flex Board of Directors met regularly to review and evaluate Flex’s businesses and available strategic opportunities with the assistance of financial and legal advisors. During this process, the Flex Board of Directors considered detailed analyses from Flex’s management and financial advisors regarding Flex’s portfolio composition, valuation considerations, capital structure alternatives, and potential strategic transactions. After an extensive evaluation process, the Flex Board of Directors concluded that Flex has significantly strengthened its businesses and optimized its portfolio over the last several years and that, as a continuation of that transformation, the separation of its Cloud & Power Infrastructure business as an independent, publicly-traded company at this time will accelerate the pace of its transformation and unlock future value potential. The Flex Board of Directors believes that the Spin-Off provides a tax-efficient opportunity for investors to more accurately assess the value of each company based on its individual merits, performance and future prospects, which the Flex Board of Directors believes may reduce the cost of capital and enhance the competitive positioning of both Flex and Spinco as standalone companies. In addition, the Flex Board of Directors believes that the separation will allow the management teams of each company to focus on their respective businesses and strategies, without competing internally for capital, research and development investment, or other corporate resources.

The Spin-Off will create two strong, stand-alone businesses, each of which will have leading positions in the markets they serve and will be better positioned to deliver long-term growth and sustainable value creation for all shareholders:

•	Flex will focus on its advanced manufacturing services business comprised of its Integrated Technology Solutions and the Regulated Manufacturing Solutions businesses; and

•	Spinco will hold the Cloud & Power Infrastructure business.

In connection with its evaluation of available strategic opportunities, the Flex Board of Directors, with the assistance of its financial and legal advisors, considered a range of strategic alternatives, including maintaining the status quo; a complete spin-off of the Cloud & Power Infrastructure business with Flex not retaining any shares of Spinco common stock; a partial separation through an initial public offering of Spinco followed by a spin-off at a later date; and a spin-off of the Cloud & Power Infrastructure business with Flex retaining between approximately 6.0% to 12.0% of the shares of Spinco common stock followed by a tax-efficient monetization of the retained stake. In determining that a spin-off with a retained stake would be more favorable to Flex and its shareholders than other potential alternatives, the Flex Board of Directors considered a number of factors, including the potential reaction of investors, the timing and certainty of execution, the ability of each company to use its own equity currency to pursue its strategic objectives, and the strategic flexibility of Flex and Spinco after the Spin-Off. In determining to retain between approximately 6.0% to 12.0% of the shares of Spinco common stock, the Flex Board of Directors considered that a spin-off retaining such shares would enable Flex to reduce additional leverage at a later date in a tax-efficient manner using proceeds from the monetization of the retained equity stake. See “—Reasons for Flex’s Retention of Between Approximately 6.0% to 12.0% of Spinco Common Stock.”

After considering these and a variety of other factors in evaluating the Spin-Off, the Flex Board of Directors concluded that the other alternatives considered did not present the same advantages to Flex shareholders as the Spin-Off, and that the separation of the Cloud & Power Infrastructure business into an independent, publicly traded company, with Flex initially retaining between approximately 6.0% to 12.0% of the shares of Spinco common stock is the most attractive alternative for enhancing value for Flex and its shareholders.

The Flex Board of Directors believes that the separation of the Cloud & Power Infrastructure business is particularly compelling given accelerating demand for power-dense infrastructure and the increasing complexity of coordinated power delivery, cooling, and rack-scale integration requirements. Creating an independent company focused on integrated infrastructure platforms positions Spinco to meet the accelerating infrastructure and power demands with focus and agility.

The Flex Board of Directors believes that separating the Cloud & Power Infrastructure business from the remainder of Flex and distributing Spinco shares to Flex shareholders is in the best interests of Flex for a number of reasons, including:

•

Simplified Investment Profile and Enhanced Ability to Allocate Capital on a Focused Basis. The business which will constitute Spinco differs significantly in several respects from the remaining businesses of Flex, including the nature of the business, growth profile, business cycles, and secular growth drivers. The Spin-Off will simplify how investors evaluate each business, streamline the investment profiles of both businesses, permit investors to better evaluate the individual merits, performance and future prospects of each company’s business, and provide investors the ability to invest in each company separately based on those distinct characteristics, all of which may enhance each company’s marketability. The Spin-Off will also enable investors to allocate capital on a more focused basis, with Spinco providing exposure to growth in power-dense infrastructure supporting data centers, AI workloads, and grid modernization sectors compared to Flex as a combined company today. The Spin-Off may also attract new investors that either chose not to invest in, or assess the merits of, pre-Spin-Off Flex given its complexity and its exposure to disparate markets and trends.

•

Increased Management Focus on Core Business and Distinct Opportunities. The Spin-Off will result in dedicated, independent management for each of the businesses and enable the respective management teams to adopt strategies and pursue objectives specific to their respective businesses and better focus on strengthening their respective core businesses and operations. Enhancing the management focus with respect to each business is also expected to increase operating flexibility, and allow each company to pursue opportunities for growth distinct to their respective businesses. In addition, the Spin-Off will give each respective management team the opportunity to focus on the goals and expectations of such company’s respective investors. The separation of the experienced management teams and other key personnel operating the businesses will result in the ability for each company to better satisfy the needs of its respective shareholders.

•

Improved Operational and Strategic Flexibility. The Spin-Off will permit each business to pursue its own business interests, operating priorities and strategies more effectively without having to consider the impact on the business of the other company or on the balance and composition of pre-Spin-Off Flex’s overall portfolio and will enhance operational flexibility for both businesses.

•

Tailored Capital Allocation Strategies Align with Distinct Business Strategies and Industry Specific Dynamics. The Spin-Off will permit each company to implement a capital structure and flexible capital deployment policy that is optimized for its strategy and business needs, and that is aligned with each company’s target investor base. Flex believes that the Spin-Off will provide flexibility to better manage capital structure based on each company’s forecasted cash generation, planned investments, credit rating requirements, acquisition activity, and capital returns, among other factors, and accordingly will allow each company to invest capital (or return capital to its investors) at the time and in the manner most appropriate for its distinct strategic priorities and business needs. Each company will also have direct access to the debt and equity capital markets to fund its growth strategies, and the ability to concentrate its financial resources solely on its own operations.

•

Facilitate Potential Mergers and Acquisitions and Resulting Synergies. As a result of the Spin-Off, each company is expected to be better situated to pursue future acquisitions, joint ventures, and other strategic opportunities as well as internal expansion that is more closely aligned with such company’s strategic goals and expected growth opportunities.

•

Separate Acquisition Currency. The Spin-Off will provide each of Flex and Spinco with its own distinct equity currency that relates solely to its business to use in pursuing strategic opportunities. For example, each of Flex and Spinco will be able to pursue strategic acquisitions in which potential sellers would prefer equity or to raise cash by issuing equity to public or private investors. This benefit is particularly compelling for Spinco, where acquisition target valuations in the data center and AI infrastructure sectors remain elevated.

•

Improved Talent Attraction, Retention, and Alignment of Management Incentives. The Spin-Off will enable each company to design and implement equity compensation programs that are directly tied to the performance and value of its respective business. The ability to offer equity incentives linked directly to the performance of each individual company is expected to improve each company’s ability to recruit, retain, and provide incentive compensation to employees through equity compensation plans that offer more direct correlation between employees’ compensation and the performance of the business for which such employees are responsible. This direct linkage between equity compensation and business performance is expected to enhance management focus and accountability.

The Flex Board of Directors also considered potentially negative factors in evaluating the Spin-Off, including:

•

The potential for increased aggregate ongoing administrative costs for the two companies operating on a stand-alone basis post-Spin-Off, such as expenses associated with reporting and compliance as public companies and separate working capital requirements, overhead, insurance, financing, and other operating costs, as well as the potentially higher cost of capital as separate companies.

•

The inability to take advantage of pre-Spin-Off Flex’s size, purchasing power, borrowing leverage, and available capital for investments. After the Spin-Off, as standalone companies, Spinco and/or Flex may be unable to obtain goods and services at prices or on terms as favorable as those currently obtained by pre-Spin-Off Flex, and the degree to which Flex will be leveraged could adversely affect its business, financial condition, results of operations, and cash flows.

•

One-time costs Spinco expects to incur related to the Spin-Off and in connection with the transition to becoming a stand-alone public company including, among others, professional services costs, tax expense, recruiting, and other costs associated with hiring for two stand-alone corporate structures, and costs to separate IT systems and create two separate stand-alone IT structures.

•

The potential for execution risks related to the Spin-Off, including disruption to the business as a result of the Spin-Off and the possibility that Spinco and/or Flex do not achieve the expected benefits of the Spin-Off for a variety of reasons.

•	The Spin-Off may divert management’s time and attention, which could have a material adverse effect on the business, results of operations, financial condition, and cash flows of Spinco.

•	Following the Spin-Off, Spinco and/or Flex may be more susceptible to market fluctuations and other events particular to one or more of their products than they currently are as pre-Spin-Off Flex.

•

Spinco’s revenues are expected to be more concentrated among a limited number of customers, which may increase Spinco’s exposure to changes in the purchasing decisions, financial condition, or business strategies of these customers, and may affect Spinco’s ability to negotiate favorable terms or affect its credit ratings.

•

The potential that reduced business diversification, with each post-Spin-Off company operating with a smaller product portfolio than pre-Spin-Off Flex, could increase the volatility of earnings and cash flow.

•	Certain costs and liabilities that were otherwise less significant to pre-Spin-Off Flex could be more significant to Flex and/or Spinco after the Spin-Off as smaller, stand-alone companies.

•

Flex’s ordinary shares and Spinco’s common stock could experience selling pressure after the Spin-Off as certain pre-Spin-Off shareholders may not be interested in holding an investment in one of the two post-Spin-Off companies.

•

Flex and/or Spinco may be restricted in their ability to pursue certain opportunities that may have otherwise been available in order to preserve the tax-free nature of the Distribution and related transactions for U.S. federal income tax purposes.

•

There may be, or there may be the appearance of, conflicts of interest or differences in strategy in Spinco’s relationship with Flex. Actual, potential, or perceived conflicts could give rise to investor dissatisfaction, settlements with shareholders, litigation or regulatory inquiries, or enforcement actions.

The Flex Board of Directors concluded that the potential benefits of the Spin-Off outweighed these factors and risks. The Flex Board of Directors also considered these potential benefits and potentially negative factors in light of the risk that the Spin-Off is abandoned or otherwise not completed, resulting in Flex not separating into two independent, publicly traded companies.

In view of the wide variety of factors considered in connection with the evaluation of the Spin-Off and the complexity of these matters, the Flex Board of Directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to the factors considered.

The anticipated benefits of the Spin-Off are based on a number of assumptions, and there can be no assurance that such benefits will materialize to the extent anticipated, or at all. In the event the Spin-Off does not result in such benefits, the costs associated with the Spin-Off could have an adverse effect on each company individually and in the aggregate. For more information, see the section of this proxy statement entitled “Risk Factors.”

Aspects of the Spin-Off may increase the risks associated with ownership of shares of Spinco common stock. In connection with the Spin-Off, Spinco expects to incur indebtedness pursuant to the Spinco Financing Arrangements and to complete the Spinco Cash Distribution to Flex prior to or substantially concurrently with the consummation of the Spin-Off. The terms of such indebtedness are subject to change and will be finalized prior to the closing of the Spin-Off.

Reasons for Flex’s Retention of Between Approximately 6.0% to 12.0% of Spinco Common Stock

In considering the appropriate structure for the Spin-Off, the Flex Board of Directors determined that, immediately after the Distribution, Flex will retain between approximately 6.0% to 12.0% of the outstanding shares of Spinco common stock. Flex’s plan to transfer less than all of the Spinco common stock to its shareholders in the Distribution is motivated by its desire to establish, in an efficient and non-taxable, cost-effective manner, an appropriate capital structure for each of Flex and Spinco, including by reducing, directly or indirectly, Flex’s indebtedness during the 24-month period following the Distribution. Flex’s retention of shares of Spinco common stock is expected to increase its financial flexibility and support the establishment of optimal capital structures for each of Flex and Spinco by allowing Flex to reduce leverage in a tax-efficient manner. Flex intends to dispose of all of the retained shares after the Distribution through one or more subsequent exchanges of Spinco common stock for Flex debt held by Flex creditors and/or through distributions of Spinco common stock to Flex shareholders as dividends or as non-cash consideration in exchange for issued and outstanding Flex ordinary shares pursuant to an off-market purchase on equal access scheme as prescribed by the Singapore Companies Act, in each case during the 24-month period following the Distribution.

Formation of a Holding Company Prior to the Distribution and Internal Reorganization

As part of the Spin-Off, Flex formed Spinco as a corporation in Texas on April 7, 2026, for the purpose of transferring to Spinco certain assets and liabilities, including certain entities holding assets and liabilities, associated with the Cloud & Power Infrastructure business in anticipation of the planned Spin-Off, and subsequently converted it into a Texas corporation pursuant to a plan of conversion. Spinco has engaged in no business activities to date, and it has no material assets or liabilities of any kind, other than those incident to its formation and those incurred in connection with the Spin-Off. Prior to the Distribution, Flex and its subsidiaries expect to complete the Internal Reorganization pursuant to which (i) Flex and its subsidiaries will transfer the assets and liabilities associated with the Cloud & Power Infrastructure business to Spinco or certain entities which will become its subsidiaries and transfer the equity interests of certain entities holding such assets and liabilities to Spinco and (ii) Spinco and its subsidiaries will transfer the assets and liabilities associated with the Flex business that are held by Spinco’s subsidiaries, if any, to Flex or its subsidiaries, in each case, as set forth in the Separation Agreement. The Internal Reorganization involves the formation of new subsidiaries in U.S. or non-U.S. jurisdictions to own and operate the Cloud & Power Infrastructure business in such jurisdictions, as applicable. Flex and its subsidiaries will also transfer all or a portion of certain other corporate and shared assets and liabilities to Spinco (or certain entities which will become its subsidiaries) and Spinco and its subsidiaries will also transfer all or a portion of certain other corporate and shared assets and liabilities to Flex or its subsidiaries, in each case, pursuant to the terms of the Separation Agreement. Following the Spin-Off, Flex will continue to hold the Flex business.

The Bonus Issuance, Capital Reduction and Distribution

Flex plans to complete the Spin-Off and effect the Distribution by way of the Capital Reduction. The Capital Reduction and the Distribution will be effected in compliance with Flex’s Constitution and Singapore law.

Under Singapore law, the amount returned to Flex shareholders in the Capital Reduction must form part of Flex’s share capital. To permit the Capital Reduction, Flex will therefore first capitalize a portion of its reserve accounts or profit and loss account or otherwise available for distribution in an amount which, together with its existing share capital, is at least sufficient to support the Capital Reduction. The Capitalization will be effected by applying the Capitalization Amount in paying up the Bonus Shares. For the avoidance of doubt, although Bonus Shares will be allotted and issued to Flex shareholders of record on the Record Date, they will be cancelled pursuant to the Capital Reduction, which will be inter-conditional upon and which will take effect immediately following the Bonus Issuance. Flex shareholders will accordingly hold the same number of Flex shares after the Capital Reduction as immediately before the Bonus Issuance and will not retain any additional Flex shares as a result of the Bonus Issuance and the Capital Reduction.

The Bonus Issuance requires the affirmative vote of a simple majority of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting of Flex. The Capital Reduction requires the affirmative vote of at least three-quarters of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting of Flex.

The Bonus Issuance, Capital Reduction and the Distribution cannot be effected absent the Flex Shareholder Approvals and the High Court Approval.

Flex currently expects to complete the Bonus Issuance, Capital Reduction and the Distribution as promptly as reasonably practicable after receipt of the High Court Approval and the satisfaction (or, to the extent permitted by applicable law, waiver by the parties entitled to the benefit thereof) of the conditions to the Distribution, other than those conditions that by definition cannot be completed prior to the Distribution.

Reasons for Furnishing this proxy statement; Changes in the Terms of the Spin-Off

This proxy statement is being furnished solely to provide information to Flex shareholders who are entitled to receive shares of Spinco common stock in the Distribution. The proxy statement is not, and is not to be construed as, an inducement or encouragement to buy, hold, or sell any Spinco securities or securities of Flex. Flex believes that the information in this proxy statement is accurate as of the date set forth on the cover.

Changes may occur after that date and none of Spinco, Flex, the Spinco Board of Directors or the Flex Board of Directors undertake any obligation to update such information, except as required by applicable federal securities laws.

Flex does not intend to notify its shareholders of any modifications to the terms of the Spin-Off, including the waiver of any conditions to the Distribution, that, in the judgment of the Flex Board of Directors, are not material. However, the Flex Board of Directors would likely consider material matters such as significant changes to the Distribution Ratio, or significant changes to the assets to be contributed or the liabilities to be assumed in the separation, as well as any waiver of the conditions that the Flex Board of Directors receives the Tax Opinion, obtains the Flex Shareholder Approvals, or obtains the High Court Approval with respect to the Spin-Off. To the extent that the Flex Board of Directors determines that any modification by Flex materially changes the material terms of the Spin-Off, including through the waiver of a condition to the Distribution, Flex will notify Flex shareholders in a manner reasonably calculated to inform them about the modification as may be required by law, by, for example, publishing a press release, filing a current report on Form 8-K, or making available a supplement to this proxy statement. As of the date hereof, the Flex Board of Directors does not intend to waive any of the conditions described herein.

Conditions to the Distribution

The Distribution is subject to the satisfaction or waiver of the following conditions, among others:

•

The SEC will have declared effective the Axiom Form 10, with no stop order relating to the Axiom Form 10 in effect, and no proceedings for such purpose will be pending before, or threatened by, the SEC.

•

The distribution of the Axiom Information Statement (or a notice of internet availability thereof) to holders of Flex ordinary shares whose names appear on the Branch Register of Members maintained in the United States of America.

•	The holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Bonus Issuance Proposal.

•

The holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Capital Reduction and Distribution Proposal.

•	The High Court Approval is obtained.

•	Flex shall have issued the Bonus Shares and immediately cancelled the Bonus Shares issued in the Bonus Issuance.

•	Nasdaq will have approved the listing of Spinco common stock, subject to official notice of issuance.

•

Flex having lodged with the Accounting and Corporate Regulatory Authority of Singapore (the “ACRA”) a copy of the Court order approving the Capital Reduction and the Distribution and a notice containing the reduction information within 90 days beginning with the date the order was made, or within such longer period as the ACRA may, on the application of Flex, allow, and the ACRA having recorded such information lodged in the appropriate register.

•	Flex will have received the Tax Opinion. See the section of this proxy statement entitled “United States Federal Income Tax Consequences of the Distribution.”

•

Flex will have received an opinion from a nationally recognized independent appraisal firm in form and substance satisfactory to Flex, confirming that after giving effect to the Distribution, Flex and Spinco will each be solvent and adequately capitalized.

•	All actions and filings necessary or appropriate under applicable securities laws or “blue sky” laws and the rules and regulations thereunder will have been taken.

•

No preliminary or permanent injunction or other order, decree, or ruling issued by a governmental authority, and no statute, rule, regulation, or executive order promulgated or enacted by any governmental authority will be in effect preventing the consummation of, or materially limiting the benefits of, the transactions contemplated by the Separation Agreement.

•

Those reorganization transactions with respect to the Flex business and Cloud & Power Infrastructure business to be completed prior to the Distribution will have been effectuated in all material respects.

•	The Flex Board of Directors will have declared the Distribution and approved all related transactions (and such declaration or approval will not have been withdrawn).

•

No event or development will have occurred or failed to occur that, in the judgment of the Flex Board of Directors, in its sole discretion, prevents the consummation of, or makes it inadvisable to effect the separation, the Distribution, or the other related transactions.

•

Any required governmental approvals or consents under any material contracts necessary to consummate the Distribution and the transactions contemplated by the Separation Agreement and the ancillary agreements will have been obtained and be in full force and effect.

•

Prior to or substantially concurrently with the consummation of the Distribution, the financing for the Spinco Financing Arrangements will be available on terms acceptable to Flex and Spinco will have completed the Spinco Financing Arrangements and received the proceeds in respect thereof and Spinco will have completed the Spinco Cash Distribution.

•	Each of the ancillary agreements will have been executed and delivered by each party thereto.

Flex and Spinco cannot assure you that any or all of these conditions will be met, and the Flex Board of Directors may also waive conditions to the Distribution in its sole discretion. If the Spin-Off is completed and the Flex

Board of Directors waives any such condition, such waiver could have a material adverse effect on Flex’s and Spinco’s respective business, financial condition, or results of operations, including, without limitation, as a result of litigation relating to any preliminary or permanent injunctions that sought to prevent the consummation of the Spin-Off, or the failure of Flex and Spinco to obtain any required regulatory approvals. As of the date hereof, the Flex Board of Directors does not intend to waive any of the conditions described herein.

The fulfillment of the above conditions will not create any obligation on behalf of Flex to effect the Spin-Off, and Flex may at any time decline to go forward with the Spin-Off. Until the Spin-Off has occurred, Flex has the right not to complete the Spin-Off, even if all the conditions have been satisfied, if, at any time prior to the Distribution, the Flex Board of Directors determines, in its sole discretion, that the Spin-Off is not in the best interests of Flex, that a sale or other alternative is in the best interests of Flex, or that market conditions or other circumstances are such that it is not advisable at that time to separate the Cloud & Power Infrastructure business from Flex.

The Number of Shares You Will Receive

For each Flex ordinary share that you own as of the Record Date, you will receive a number of shares of Spinco common stock equal to the Distribution Ratio on or about the Distribution Date. The actual number of shares of Spinco common stock to be distributed will be determined based on the total number of issued and outstanding Flex ordinary shares on the Record Date.

Transferability of Shares You Receive

Shares of Spinco common stock distributed to holders in connection with the Distribution will be transferable without registration under the Securities Act, except for shares received by persons who may be deemed to be Spinco affiliates. Persons who may be deemed to be Spinco affiliates after the Distribution generally include individuals or entities that control, are controlled by or are under common control with Spinco, which may include certain of Spinco’s executive officers, directors or principal shareholders. Securities held by Spinco affiliates will be subject to resale restrictions under the Securities Act. Spinco affiliates will be permitted to sell shares of Spinco common stock only pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by Rule 144 under the Securities Act.

When and How You Will Receive the Distributed Shares

Flex expects to distribute the shares of Spinco common stock on or about the Distribution Date. Computershare Trust Company, N.A. will serve as the transfer agent and registrar for Spinco common stock and as distribution agent in connection with the Distribution.

If you own Flex ordinary shares as of the Record Date, to be established by the Flex Board of Directors, the shares of Spinco common stock that you will be entitled to receive in the Distribution will be issued electronically, as of the Distribution Date, to you in direct registration form or to your broker, bank, or other nominee on your behalf. If you are a registered holder, the distribution agent will then mail you a direct registration account statement that reflects your shares of Spinco common stock. Direct registration form refers to a method of recording share ownership when no physical share certificates are issued to shareholders, as is the case in this Distribution. If you sell your Flex ordinary shares in the “regular-way” market up to and including the Distribution Date, you will be selling your right to receive shares of Spinco common stock in the Distribution.

If you hold your Flex ordinary shares through a brokerage firm or bank, the brokerage firm or bank would be said to hold the Flex ordinary shares in “street name” and ownership would be recorded on the brokerage firm or bank’s books and your brokerage firm or bank will credit your account for the shares of Spinco common stock that you are entitled to receive in the Distribution. If you have any questions concerning the mechanics of having shares held in “street name,” we encourage you to contact your bank or brokerage firm.

Flex shareholders will not be required to make any payment or surrender or exchange their Flex ordinary shares or take any other action to receive their shares of Spinco common stock.

Treatment of Equity Incentive Arrangements

We expect that Flex equity awards outstanding at the time of the Distribution will be adjusted with the intent to maintain the economic value of those awards before and after the Spin-Off, using a ratio that takes into account the average closing trading price of Flex ordinary shares over the ten trading days prior to the separation and the average of either the post-separation average closing trading price of Flex ordinary or the post-separation per share closing trading price of Spinco common stock, as applicable, over ten trading days following the separation. Flex equity awards held by Spinco employees and non-employee directors generally will be converted into Spinco equity awards, and Flex equity awards held by Flex employees and non-employee directors, as well as by Spinco employees transferring to Spinco some time after the separation (each such employee a “Delayed Transfer Spinco Employee”), will be adjusted and remain outstanding as awards denominated in shares of Flex ordinary shares (with Spinco using commercially reasonable efforts to replace any Flex equity awards forfeited by such Delayed Transfer Spinco Employee at the time such employee transfers to Spinco). For performance-based awards, the performance metrics for in-progress performance periods will be adjusted to reflect the Spin-Off. However, a one-time supplemental performance-based awards granted to the expected CEO of Spinco will convert to a Spinco award with no alterations to the performance measures. Additionally, the in-progress performance for a one-time supplemental performance-based award granted to the expected Chief Operating Officer of Spinco will be measured at the time of the Spin-Off, after which such award will remain subject to the same time-based vesting schedule. The treatment of each type of Flex equity award, is further discussed in “Compensation Discussion and Analysis of Axiom—Treatment of Outstanding Equity Awards at the Time of the Spin-Off.”

General Treatment of Fractional Shares of Common Stock

Flex will not distribute any fractional common stock shares to its shareholders. Instead, the transfer agent will aggregate fractional shares into whole shares, sell the whole shares in the open market at prevailing market prices, and distribute the aggregate cash proceeds (net of discounts and commissions) of the sales pro rata (based on the fractional shares such holder would otherwise be entitled to receive) to each holder who otherwise would have been entitled to receive a fractional share of common stock in the Distribution. The transfer agent, in its sole discretion, without any influence by Flex or Spinco, will determine when, how, through which broker-dealer and at what price to sell the whole shares. Any broker-dealer used by the transfer agent will not be an affiliate of either Flex or Spinco. Neither Spinco nor Flex will be able to guarantee any minimum sale price in connection with the sale of these shares. Recipients of cash in lieu of fractional shares of common stock will not be entitled to any interest on the amounts of payment made in lieu of fractional shares.

The aggregate net cash proceeds of these sales will be taxable for U.S. federal income tax purposes. For an explanation of the material United States federal income tax consequences of the Distribution, see the section of this proxy statement entitled “United States Federal Income Tax Consequences of the Distribution.” If you are the registered holder of Flex ordinary shares, you will receive a check from the Distribution agent in an amount equal to your pro rata share of the aggregate net cash proceeds of the sale. The amount of this payment will depend on the prices at which the transfer agent sells the aggregated fractional shares of Spinco common stock in the open market shortly after the Distribution Date and will be reduced by any amount required to be withheld for tax purposes and any brokerage fees and other expenses incurred in connection with these sales of fractional shares. If you hold your Flex ordinary shares through a bank or brokerage firm, your bank or brokerage firm will receive, on your behalf, your pro rata share of the aggregate net cash proceeds of the sales and will electronically credit your account for your share of such proceeds.

Results of the Spin-Off

Immediately following the Spin-Off, Spinco will be a separate, publicly traded company. The actual number of shares to be distributed will be determined after the Record Date. The Distribution will not affect the number of issued and outstanding Flex ordinary shares.

Market for Spinco Common Stock

There is currently no public market for Spinco common stock. A condition to the Distribution is the listing of Spinco common stock on Nasdaq. Spinco intends to apply to list Spinco common stock on Nasdaq under the symbol “AXM.” Spinco has not and will not set the initial price of shares of Spinco common stock. The initial price will be established by the public markets.

Spinco cannot predict the price at which shares of Spinco common stock will trade after the Distribution. In fact, the combined trading prices, after the Spin-Off, of shares of Spinco common stock that each Flex shareholder will receive in the Distribution and the ordinary shares of Flex held at the Record Date may not equal the “regular-way” trading price of a Flex ordinary share immediately prior to completion of the Spin-Off. The price at which shares of Spinco common stock trade may fluctuate significantly, particularly until an orderly public market develops. Trading prices for Spinco common stock will be determined in the public markets and may be influenced by many factors.

Trading Between the Record Date and the Distribution Date

Beginning on or shortly before the Record Date and continuing up to and including the Distribution Date, Flex expects that there will be two markets in Flex ordinary shares: a “regular-way” market and an “ex-Distribution” market. Flex ordinary shares that trade on the “regular-way” market will trade with an entitlement to shares of Spinco common stock distributed pursuant to the Distribution. Flex ordinary shares that trade on the “ex-Distribution” market will trade without an entitlement to shares of Spinco common stock distributed pursuant to the Distribution. Each shareholder trading in Flex shares would make any decision as to whether to trade one or more of such shareholder’s shares in Flex in the “regular-way” market or the “ex-Distribution” market. If you sell Flex ordinary shares in the “regular-way” market up to and including through the Distribution Date, you will be selling your right to receive shares of Spinco common stock in the Distribution. If you own Flex ordinary shares as of the Record Date, and sell those shares on the “ex-Distribution” market up to and including through the Distribution Date, you will receive the shares of Spinco common stock that you are entitled to receive pursuant to your ownership as of the Record Date.

Furthermore, beginning shortly before the Distribution Date and continuing up to and including the Distribution Date, Spinco expects that there will be a “when-issued” market in Spinco common stock. “When-issued” trading refers to a sale or purchase made conditionally because the security has been authorized but not yet issued. The “when-issued” trading market will be a market for Spinco common stock that will be distributed to holders of Flex ordinary shares on or about the Distribution Date, to be established by the Flex Board of Directors. If you own Flex ordinary shares as of the Record Date, you will be entitled to a number of shares of Spinco common stock equal to the Distribution Ratio for each Flex ordinary share you hold. You may trade this entitlement to Spinco shares, without the Flex shares you own, on the “when-issued” market. On the first trading day following the Distribution Date, “when-issued” trading with respect to Spinco common stock will end, and “regular-way” trading will begin.

Transaction and Separation Costs

Spinco expects to incur certain costs in connection with Spinco’s establishment as a standalone public company. These one-time and non-recurring separation costs primarily relate to employee-related costs such as recruitment expenses, costs to establish certain standalone functions and information technology systems, professional services fees, and other separation-related costs during Spinco’s transition to being a stand-alone public company. Except as otherwise set forth in the Separation Agreement, any such costs incurred prior to the completion of the Spin-Off will be borne by Flex, and any such costs incurred from and after the completion of the Spin-Off will be borne by the applicable party incurring such costs.

Incurrence / Treatment of Debt

Spinco intends to incur certain indebtedness pursuant to the Spinco Financing Arrangements in connection with the Spin-Off. For a more detailed description of such arrangements, see the section of this proxy statement entitled “Description of Material Indebtedness of Axiom” beginning on page 260.

Regulatory Approval

The Axiom Form 10 must become effective prior to the Distribution, and shares of Spinco common stock to be distributed must have been approved for listing on Nasdaq, subject to official notice of Distribution.

Further, under Singapore law, following and in addition to the Flex Shareholder Approvals, the Capital Reduction and the Distribution will be submitted to and must be approved by the High Court of the Republic of Singapore. Flex currently expects to complete the Capital Reduction and the Distribution as promptly as reasonably practicable after receipt of the High-Court Approval and the satisfaction (or, to the extent permitted by applicable law, waiver by the parties entitled to the benefit thereof) of the conditions to the Distribution, other than those conditions that by definition cannot be completed prior to the Distribution. For additional detail, see the section titled “The Bonus Issuance, Capital Reduction and Distribution” beginning on page 116.

Shareholder Vote

The Bonus Issuance Proposal requires the affirmative vote by the holders of a simple majority of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting

The Capital Reduction and Distribution Proposal requires the affirmative vote by the holders of at least three-fourths of the Flex ordinary shares present and voting (in person or by proxy) at the extraordinary general meeting.

No Appraisal Rights

Flex shareholders do not have appraisal rights under the Singapore Companies Act or contractual appraisal rights under Flex’s Constitution in connection with the Distribution. As holders of shares of Spinco common stock following the Distribution, Flex shareholders will not have appraisal rights under applicable law or contractual appraisal rights under the amended and restated certificate of formation of Spinco.

Tax Treatment of the Separation and Distribution

It is a condition to the completion of the Distribution that Flex receives the Tax Opinion, substantially to the effect that, among other things, for U.S. federal income tax purposes, (i) the Distribution, together with certain related transactions, will qualify for the Intended Tax Treatment, and (ii) holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code. Nevertheless, this condition may be waived by Flex in its sole discretion.

Accordingly, and so long as the Distribution, together with certain related transactions, qualifies for the Intended Tax Treatment, no gain or loss should be recognized by a U.S. Holder (as defined in the section entitled “United States Federal Income Tax Consequences of the Distribution”) for U.S. federal income tax purposes, and no amount should be included in a U.S. Holder’s income, for U.S. federal income tax purposes, upon the receipt of shares of Spinco common stock pursuant to the Distribution. A U.S. Holder will, however, recognize gain or loss for U.S. federal income tax purposes with respect to cash (if any) received in lieu of a fractional share of Spinco common stock.

For more information regarding the potential U.S. federal income tax consequences of the Distribution, see the section titled “United States Federal Income Tax Consequences of the Distribution.”

Comparison of Rights of Spinco Shareholders and Flex Shareholders

On the terms and subject to the conditions set forth in the Separation Agreement, Flex shareholders will receive shares of Spinco common stock pursuant to the Spin-Off. Flex is incorporated under the laws of Singapore, and Spinco is incorporated under the laws of the state of Texas. The rights of Flex shareholders with respect to such shares of Spinco common stock in the Spin-Off will be governed by Spinco’s certificate of formation and bylaws, rather than by the applicable laws of Singapore and Flex’s Constitution. As a result, Flex shareholders will have different rights with respect to their ownership of Spinco common stock once they become Spinco shareholders due to the differences in the organizational documents of Flex and Spinco and applicable law.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Board of Directors

Under the TBOC, the number of directors will be set by, or in the manner provided by, the certificate of formation or bylaws, except that the number of directors on the initial board of directors must be set by the certificate of formation.

The number of directors may be increased or decreased by amendment to, or as provided by, the certificate of formation or bylaws.

If the certificate of formation or bylaws do not set the number constituting the board of directors or provide for the manner in which the number of directors must be determined, the number of directors is the same as the number constituting the initial board of directors as set by the certificate of formation.

Spinco’s amended and restated certificate of formation provides that the business affairs of Spinco shall be managed by or under the direction of the Spinco Board of Directors. The number of directors shall be determined in accordance with the amended and restated bylaws. The directors are divided into three classes, as nearly equal in number as is reasonably possible, with staggered three-year terms.

Flex’s Constitution provides that the number of directors shall not be less than two nor, unless otherwise determined by Flex in a general meeting, more than 12.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Limitation on Personal Liability of Directors

Under the TBOC, a Texas corporation is permitted to provide in the certificate of formation that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer.

The TBOC, however, does not permit any limitation of the liability of a director or officer for: (1) a breach of the duty of loyalty to the corporation or its shareholders; (2) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (3) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (4) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).

Spinco’s amended and restated certificate of formation provides that, to the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended, no director or officer of Spinco shall be personally liable to Spinco or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for such liability as is expressly not subject to limitation under the TBOC, as the same exists or may hereafter be amended to further eliminate such liability. Any repeal or amendment of the foregoing by the shareholders of Spinco or by change in law, or the adoption of any provision inconsistent with the foregoing, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.

Pursuant to the Singapore Companies Act, any provision (whether in the constitution, contract or otherwise) purporting to exempt or indemnify a director (to any extent) from or against any liability attaching in connection with any negligence, default, breach of duty or breach of trust in relation to Flex will be void except as permitted under the Singapore Companies Act.

Flex’s Constitution provides that, subject to the provisions of the Singapore Companies Act and every other act for the time being in force concerning companies and affecting Flex, every director, auditor, secretary or other officer of Flex is entitled to be indemnified by Flex against all costs, charges, losses, expenses and liabilities incurred or to be incurred by such person in the execution and discharge of such person’s duties (including, without limitation, where such person serves at the request of Flex as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise) or in relation thereto.

In addition, Flex’s Constitution provides that no director, secretary or other officer of Flex will be liable for the acts, receipts, neglects or defaults of any other director or officer or for joining in any receipt or other act for conformity or for any loss or expense happening to Flex through the insufficiency or deficiency of title to any property acquired by order of the directors for or on behalf of Flex or for the insufficiency or deficiency of any security in or upon which any of the moneys of Flex shall be invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any moneys, securities or effects will be deposited or left or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of such person’s office or in relation thereto unless the same happens through such person’s own negligence, willful default, breach of duty or breach of trust.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Interested Shareholders and Corporate Opportunities

Spinco’s amended and restated certificate of formation provides that, to the fullest extent permitted by the TBOC, any director or officer of Spinco or any of its subsidiaries who is also a director, officer, employee, managing director or other affiliate of Flex or any of its subsidiaries, may, and shall have no duty not to, (i) invest in, carry on and conduct any business of any kind, whether or not competitive with Spinco, (ii) do business with any client, customer, vendor or lessor of Spinco, and (iii) make investments in any kind of property in which Spinco may make investments. Spinco renounces any interest or expectancy to participate in any business or investments of any such person as currently conducted or as may be conducted in the future, and waives any claim against such person for breach of fiduciary duty solely by reason of such person’s participation in any such business or investment. In the event that any such person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both such person and Spinco, such person shall not have any duty to offer or communicate information regarding such corporate opportunity to Spinco. However, any corporate opportunity which is expressly offered to such person in writing solely in such person’s capacity as a director or officer of Spinco shall belong to Spinco.

There are no comparable provisions under Flex’s Constitution or under the Singapore Companies Act in respect of competing with, or referring corporate opportunities to, controlling shareholders or directors, officers, employees or other affiliates of Flex that apply to public companies which are not listed on the Singapore Exchange Securities Trading Limited.

Business Judgment Rule

Spinco’s amended and restated certificate of formation provides that Spinco affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provisions thereto, which codifies the business judgment rule and establishes a statutory presumption that directors and officers, in making business decisions, acted in good faith, on an informed basis, in furtherance of the interests of the corporation and in obedience to the law and the corporation’s governing documents.

There are no comparable provisions under Flex’s Constitution or under the Singapore Companies Act that codify the business judgment rule for public companies which are not listed on the Singapore Exchange Securities Trading Limited.

Removal of Directors

Under the TBOC, subject to the exceptions discussed below or as otherwise provided by the certificate of formation or bylaws of a corporation, the holders of a majority of shares then entitled to vote at an election of directors may remove a director or the entire board of directors with or without cause.

Unless the certificate of formation provides otherwise, if a Texas corporation’s directors serve staggered terms, a director may be removed only for cause.

According to the Singapore Companies Act, directors of a public company may be removed before expiration of their term of office with or without cause by ordinary resolution (i.e., a resolution which is passed by a simple majority of those shareholders present and voting in person or by proxy). Special notice of the intention to move such a resolution has to be given to Flex not less than 28 days before the meeting at which it is moved. Flex shall then give notice of such resolution to its shareholders not less

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Removal of Directors

Where the certificate of formation provides that separate classes or series of shareholders are entitled, as such a class or series, to elect separate directors, in calculating the sufficiency of votes for removal of such a director, only the votes of the holders of such a class or series are considered.

Spinco’s amended and restated certificate of formation provides that, subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Spinco Board of Directors nor any individual director may be removed without cause. Subject to any limitations imposed by applicable law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote generally at an election of directors, voting together as a single class.

than 14 days before the meeting. Where any director removed in this manner was appointed to represent the interests of any particular class of shareholders or debenture holders, the resolution to remove such director will not take effect until such director’s successor has been appointed.

Flex’s Constitution provides that Flex may by ordinary resolution of which special notice has been given remove any director before the expiration of such director’s period of office, notwithstanding anything in Flex’s Constitution or in any agreement between Flex and such director but without prejudice to any claim such director may have for damages for breach of any such agreement.

Filling Vacancies on the Board of Directors

Under Section 21.410 of the TBOC, a vacancy may be filled by election at an annual or special meeting of shareholders or by the affirmative vote of a majority of the remaining directors, even if less than a quorum, and a director elected to fill a vacancy serves for the unexpired term of his or her predecessor. A directorship created by an increase in the number of directors may be filled by the shareholders or by the board of directors, but a director appointed by the board to a newly-created directorship serves only until the next election of directors by the shareholders, and the board of directors may not fill more than two newly created directorships between successive annual meetings of shareholders.

Spinco’s amended and restated certificate of formation provides that any newly-created directorship resulting from an increase in the number of directors may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the directors then in office, provided that a quorum is present, and that any other vacancy on the Spinco Board of Directors may be filled in any manner permitted by TBOC, including by the affirmative vote of a majority directors then in office, even if less than a quorum, or by a sole remaining director.

Spinco’s amended and restated certificate of formation provides a director elected to fill a vacancy not resulting from an increase in the number of directors holds office for the remaining term of his or her predecessor unless otherwise determined by the Spinco Board of Directors.

Flex’s Constitution provides that the directors shall have power at any time and from time to time to appoint any person to be a director either to fill a casual vacancy or as an additional director but so that the total number of directors will not at any time exceed the maximum number fixed by or in accordance with Flex’s Constitution.

In addition, Flex’s Constitution provides that the shareholders in a general meeting may appoint another person in place of a director so removed from office in accordance with the Singapore Companies Act and Flex’s Constitution, provided that the procedural requirements and deadlines set forth in the Singapore Companies Act and Flex’s Constitution have been satisfied.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Amendment of Governing Documents

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (1) the board of directors and (2) the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation.

If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds, unless a different threshold, not less than a majority, is specified in the certificate of formation, of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide that all shares vote as a single class for such an amendment.

In addition, the TBOC also allows corporations to provide in their certificate of formation that no separate class vote or votes will be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase or decrease amendment would instead be approved by the holders of all outstanding shares, voting together as a single class.

Spinco’s amended and restated certificate of formation provides that the affirmative vote of shareholders holding at least a majority of the voting power of all outstanding shares of capital stock entitled to vote, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision as part of the amended and restated certificate of formation.

Under the TBOC, the board of directors generally may amend, repeal or adopt a Texas corporation’s bylaws. However, (1) the shareholders may amend, repeal or adopt bylaws even if the directors also have that power and (2) a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

The Spinco Board of Directors is expressly authorized to amend, alter or repeal the amended and restated bylaws, in whole or in part, or adopt new bylaws, without any action on the part of the shareholders;

Flex’s Constitution may be altered by special resolution (i.e., a resolution passed by at least a three-fourths majority of the shares entitled to vote, present in person or by proxy at a meeting for which not less than 21 days’ written notice is given). The Flex Board of Directors has no right to amend Flex’s Constitution.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Amendment of Governing Documents
provided, that bylaws adopted or amended by the Spinco Board of Directors may be amended, altered or repealed by the shareholders.
Meetings of Shareholders

Annual and Special Meetings

Under the TBOC, an annual meeting of shareholders must be held at a time stated in or fixed in accordance with the corporation’s bylaws. If an annual meeting is not held, or a written consent in lieu of an annual meeting is not executed, within any 13-month period, a shareholder who has previously requested the meeting in writing may apply to a court for an order that the meeting be held. Any such application may be subject to the exclusive forum provisions in Spinco’s amended and restated certificate of formation.

Spinco’s amended and restated bylaws provide that annual meetings of shareholders may be held at such place, time and date as the Spinco Board of Directors shall determine.

Under the TBOC, special meetings of the shareholders of a corporation may be called by (1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation or (2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of all of the shares of the corporation entitled to vote at the proposed special meeting or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting. Under the TBOC, a corporation may not prohibit its shareholders from calling a special meeting of shareholders.

Spinco’s amended and restated certificate of formation and amended and restated bylaws provide that special meetings of the shareholders may be called at any time by (i) the chairperson of the Spinco Board of Directors, (ii) a majority of the authorized number of directors, (iii) to the extent required by the TBOC, the president, or (iv) the holders of not less than 20% of the voting power of Company’s then issued and outstanding shares of stock entitled to vote at such special meeting.

Quorum Requirements

Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a

Annual General Meetings

All companies are required to hold an annual general meeting once every calendar year. Annual general meetings must be held within six months after Flex’s financial year end.

Flex’s Constitution provides that Flex will hold an annual general meeting in accordance with the provisions of The Singapore Companies Act.

Extraordinary General Meetings

Any general meeting other than the annual general meeting is called an “extraordinary general meeting.”

The Singapore Companies Act provides that two or more members (shareholders) holding not less than 10% of the total number of issued shares (excluding treasury shares) may call an extraordinary general meeting.

The Singapore Companies Act provides that the directors of a company, despite anything in its constitution, must convene a general meeting if required to do so by requisition (i.e., written notice to directors requiring that a meeting be called) by shareholder(s) holding not less than 10% of the total number of paid-up shares carrying voting rights.

Flex’s Constitution provides that the directors may, whenever they think fit, convene an extraordinary general meeting and extraordinary general meetings will also be convened on such requisition or, in default, may be convened by such requisitionists, as provided under the Singapore Companies Act.

Quorum Requirements

Flex’s Constitution provides that a quorum at any general meeting consists of members holding in the aggregate not less than 33 1/3% of the total number of issued and fully paid shares in the capital of Flex for the time being, present in person or by proxy. In the event a quorum is not present, (a) the meeting (if not requisitioned by registered shareholders) may be adjourned for one week and (b) the meeting shall be

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Meetings of Shareholders

quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if (1) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy or (2) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.

Subject to the following sentence, directors of a corporation will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. The certificate of formation or bylaws of a corporation may provide that a director of a corporation will be elected only if the director receives: (1) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (2) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (3) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

Subject to the following paragraph, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders.

With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (1) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (2) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in dissolved if the meeting was requisitioned by registered shareholders.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Meetings of Shareholders

person or by proxy at a shareholders’ meeting at which a quorum is present; (3) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (4) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.

Spinco’s amended and restated bylaws provide that, unless otherwise required by applicable law, the amended and restated certificate of formation or the rules or regulations of any stock exchange upon which Spinco’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote thereon, present in person or represented by proxy, will constitute a quorum for the transaction of business at all meetings of shareholders. Where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it will not be broken by the subsequent withdrawal of any shareholders or by the refusal of any shareholder present or represented by proxy at such meeting to vote.

Spinco’s amended and restated bylaws further provide that, when a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter will decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of applicable law, the rules or regulations of any stock exchange applicable to Spinco, any regulation applicable to Spinco or its securities, the amended and restated certificate of formation or the amended and restated bylaws, in which case such express provision will govern and control the decision of such question. Because this standard is measured against shares present and entitled to vote rather than votes cast, an abstention will have the same effect as a vote against a matter other than the election of directors. Notwithstanding the foregoing and subject to the amended and restated

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Meetings of Shareholders

certificate of formation, all elections of directors will be determined by a plurality of the votes cast at the meeting by the holders of shares entitled to vote on the election of directors. Because directors are elected by a plurality of votes cast, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Spinco’s amended and restated certificate of formation provides that, at any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of capital stock entitled to vote in the election of directors will be required, and, subject to the rights of the holders of any series of preferred stock to elect directors, will be sufficient, to constitute a quorum for the election of directors. The amended and restated bylaws are adopted subject to the amended and restated certificate of formation, and any conflict between the two is resolved in favor of the amended and restated certificate of formation.

Indemnification of Officers, Directors and Employees

Under the TBOC, a Texas corporation may indemnify a director, former director, or delegate who was, is, or is threatened to be made a respondent in a proceeding against (1) judgments and (2) expenses (other than a judgment) reasonably and actually incurred by the person in connection with the proceeding. Indemnification is permitted only if the person (1) acted in good faith, (2) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and otherwise, that the person’s conduct was not opposed to the corporation’s best interests, and (3) in the case of a criminal proceeding, did not have reasonable cause to believe the person’s conduct was unlawful.

If the director or officer is found liable to the corporation, or is found liable on the basis that the director or officer received an improper personal benefit, indemnification is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. In addition, no indemnification will be available if a director or officer is found liable for (1) willful or intentional misconduct in the performance of the person’s duty to the corporation, (2) breach of the person’s duty of loyalty owed to the corporation, or (3) an act or omission not committed in

The Singapore Companies Act specifically provides that Flex is allowed to:

•

purchase and maintain for any officer, insurance against any liability attaching to such officer in respect of any negligence, default, breach of duty or breach of trust in relation to Flex;

•

indemnify any officer against liability incurred by such officer to a person other than Flex, except when the indemnity is against (i) any liability of such officer to pay a fine in criminal proceedings or a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising); or (ii) any liability incurred by such officer (1) in defending criminal proceedings in which such officer is convicted, (2) in defending civil proceedings brought by Flex or a related company of Flex in which judgment is given against such officer or (3) in connection with an application for relief under specified sections of the Singapore Companies Act in which the Singapore court refuses to grant relief to such officer;

•

indemnify any auditor against any liability incurred or to be incurred by such auditor in defending any proceedings (whether civil or

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Indemnification of Officers, Directors and Employees

good faith that constitutes a breach of a duty owed by the person to the corporation.

The TBOC requires indemnification of a director for reasonable expenses actually incurred only if the director is wholly successful, on the merits or otherwise, in the defense of the proceeding.

A determination that indemnification is appropriate generally must be made: (1) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (2) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent, regardless of whether such directors constitute a quorum, and is composed solely of one or more directors who are disinterested and independent; (3) by special legal counsel selected by majority vote referred to in clause (1) or (2) above; (4) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (5) by a unanimous vote of the shareholders of the corporation.

A corporation may pay or reimburse reasonable expenses incurred by a present director or officer who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding, without making the determinations required for permissive indemnification, after the corporation receives (1) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification and (2) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC.

The TBOC generally provides that a corporation may indemnify and advance expenses to a person who is not a director, including an officer, employee, or agent, as provided by (1) the corporation’s governing documents, (2) general or specific action of the corporation’s board of directors, (3) resolution of the shareholders, (4) contract, or (5) common law. A corporation must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. A determination of indemnification for a criminal) in which judgment is given in such auditor’s favor or in which such auditor is acquitted; or

•

indemnify any auditor against any liability incurred by such auditor in connection with any application under specified sections of the Singapore Companies Act in which relief is granted to such auditor by a court.

In cases where, inter alia, an officer is sued by Flex, the Singapore Companies Act gives the Singapore court the power to relieve the officer either wholly or partly from the consequences of their negligence, default, breach of duty or breach of trust. In order for relief to be obtained, it must be shown that (i) the director acted reasonably; (ii) the director acted honestly; and (iii) it is fair, having regard to all the circumstances of the case including those connected with such director’s appointment, to excuse the director.

Flex’s Constitution provides that, subject to the provisions of the Singapore Companies Act and every other act for the time being in force concerning companies and affecting Flex, every director, auditor, secretary or other officer of Flex is entitled to be indemnified by Flex against all costs, charges, losses, expenses and liabilities incurred or to be incurred by such person in the execution and discharge of such person’s duties (including, without imitation, where such person serves at the request of Flex as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise) or in relation thereto.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Indemnification of Officers, Directors and Employees

person who is not a director, including an officer, employee, or agent, is not required to be made in accordance with the procedures set out in the relevant sections of the TBOC.

A Texas enterprise is also allowed to purchase or procure, or establish and maintain, insurance or another arrangement to indemnify or hold harmless an existing or former governing person, delegate, officer, employee, or agent against any liability (1) asserted against and incurred by the person in that capacity or (2) arising out of the person’s status in that capacity. The insurance or other arrangement may insure or indemnify against that liability without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability under the TBOC.

For the benefit of persons to be indemnified by the enterprise, an enterprise may, in addition to purchasing or procuring, or establishing and maintaining, insurance or another arrangement, (1) create a trust fund, (2) establish any form of self-insurance, including a contract to indemnify, (3) secure the enterprise’s indemnity obligation by grant of a security interest or other lien on the assets of the enterprise, or (4) establish a letter of credit, guaranty, or surety arrangement.

Spinco’s amended and restated certificate of formation and the amended and restated bylaws require Spinco to indemnify each present and former director and officer to the fullest extent authorized by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss, including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement, reasonably incurred in connection with any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, arising by reason of such service. Indemnification is not available for a proceeding initiated by the indemnified person unless the Spinco Board of Directors authorized it, other than a proceeding to enforce indemnification or advancement rights, and is not available for settlements made without Spinco’s consent or for disgorgement of profits under Section 16(b) of the Exchange Act.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Indemnification of Officers, Directors and Employees

The right to indemnification includes advancement of expenses before final disposition, conditioned on delivery of a written undertaking to repay if the person is ultimately determined not to be entitled to indemnification and a written affirmation of the person’s good faith belief that the applicable standard of conduct has been met. If a claim is not paid within the periods specified, the claimant may sue to recover it, and Spinco bears the burden of proving that the claimant is not entitled to indemnification.

Coverage continues after service ends and extends to heirs, executors, and administrators, and the rights conferred are contract rights that may not be impaired retroactively by amendment or repeal. These rights are not exclusive of any other rights available by law, agreement, or shareholder or director action.

Spinco may purchase and maintain insurance, at Spinco’s expense, covering directors, officers, employees, and agents against any expense, liability or loss, whether or not Spinco would have the power to indemnify the person under the TBOC, and are subrogated to the indemnitee’s recovery rights under any such policy to the extent of Spinco’s payment. The Spinco Board of Directors may extend indemnification and advancement to employees and agents on the same terms. To the extent required by the TBOC, Spinco will report any indemnification or advancement to shareholders within one year, with or before the notice for the next shareholder meeting or written consent.

Shareholder Approval of Business Combinations

Under the TBOC, a Texas “Issuing Public Corporation” is generally prohibited from, directly or indirectly, entering into the following: (1) mergers, share exchanges or conversions with an “Affiliated Shareholder” or other entity that after such transaction would be an affiliate or associate of an Affiliated Shareholder, and certain other entities; (2) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis; (3) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an Affiliated Shareholder or an affiliate or associate of an Affiliated Shareholder;

The Singapore Companies Act mandates that specified corporate actions require approval by the shareholders in a general meeting, notably:

•

notwithstanding anything in Flex’s Constitution, directors are not permitted to carry into effect any proposals for disposing of the whole or substantially the whole of Flex’s undertaking or property unless those proposals have been approved by shareholders in a general meeting;

•

subject to the constitution of each amalgamating company, an amalgamation proposal must be approved by the shareholders of each amalgamating company via special resolution at a general meeting; and

•

notwithstanding anything in Flex’s Constitution, the directors may not, without the prior approval

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Shareholder Approval of Business Combinations

(4) liquidation or dissolution plans or proposals with an Affiliated Shareholder or an associate or an affiliate of an associate of an Affiliated Shareholder; (5) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the Issuing Public Corporation that is beneficially owned by the Affiliated Shareholder or an affiliate or associate of the Affiliated Shareholder, except as a result of immaterial changes due to fractional share adjustments; or (6) loans, advances, guarantees, pledges or other financial assistance or a tax credit or other tax advantages the recipient of which is an Affiliated Shareholder or an affiliate or associate of an Affiliated Shareholder, in each case, with an Affiliated Shareholder or any affiliate or associate of the Affiliated Shareholder for a period of three years after the date the shareholder obtained Affiliated Shareholder status.

The TBOC defines “Issuing Public Corporation” as a Texas corporation that has (1) 100 or more shareholders of record as shown by the share transfer records of the corporation, (2) a class or series of the corporation’s voting shares registered under the Exchange Act, or (3) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.

The TBOC generally defines “Affiliated Shareholder” as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of a Texas public corporation.

The TBOC provides an exception to this prohibition if (1) the board of directors of the corporation approves the transaction or the acquisition of shares by the Affiliated Shareholder prior to the Affiliated Shareholder becoming an Affiliated Shareholder or (2) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the Affiliated Shareholder or an affiliate or associate of the Affiliated Shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation or bylaws to not be governed by this statute. The amended and restated certificate of formation nor of shareholders, issue shares, including shares being issued in connection with corporate actions.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Shareholder Approval of Business Combinations

the amended and restated bylaws contains such an election, and Spinco therefore expects to remain subject to the Texas Business Combination Law.

As a result, the Texas Business Combination Law may have the effect of inhibiting a non-negotiated merger or other business combination involving Spinco, even if such a merger or combination would be beneficial to Spinco’s shareholders.

Under the TBOC, unless otherwise provided in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as a merger, an interest exchange, a conversion, or a sale of all or substantially all of the corporation’s assets not made in the usual and regular course of business; the certificate of formation may provide for a different threshold, but not less than a majority of the shares entitled to vote.

Spinco’s amended and restated certificate of formation provides that, to the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of common stock or preferred stock as specified in the bylaws, in the certificate of formation (including Article XII (Amendment of Certificate of Formation)) or in any certificate of designation, the affirmative vote of shareholders holding at least a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt or otherwise cause Spinco to take, or affirm Spinco’s taking of, any “fundamental action” or any “fundamental business transaction” (each as defined in the TBOC). When voting as a single class, no class of shares that does not have voting rights has any right to participate in such vote.

Shareholder Action Without a Meeting

Spinco’s amended and restated certificate of formation provides that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be so taken, is signed by all holders of stock entitled to vote on such action.

There are no provisions under the Singapore Companies Act in respect of the passing of shareholders’ resolutions by written means that apply to public companies which are listed on a securities exchange. Flex’s Constitution allows, subject to the provisions of the Singapore Companies Act, a resolution in writing signed unanimously by every registered shareholder entitled to vote or, being a corporation, by its duly authorized representative shall have the same effect and validity as an ordinary

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Shareholder Action Without a Meeting

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting at which each shareholder entitled to vote on the action is present and votes; if less than unanimous written consent is given, the Corporation must give prompt notice of the action taken to the non-consenting shareholders. The consent must be delivered to the Corporation in the manner set forth in the Bylaws or to an officer or agent having custody of the book in which proceedings of meetings are recorded. The Bylaws permit action by written consent only to the extent permitted by and in the manner provided in the Certificate of Formation and in accordance with the TBOC.

resolution of Flex passed at a general meeting duly convened, held and constituted.
Shareholder Suits

Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless (1) the shareholder was a shareholder at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at that time, and (2) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation; publicly traded corporations and corporations with over 500 shareholders may set a share ownership threshold in their governing documents not to exceed 3% of the corporation’s voting shares.

Spinco’s amended and restated certificate of formation provides that Spinco affirmatively elects to be governed by Section 21.419 of the TBOC. No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of Spinco against any director and/or officer of Spinco in his or her official capacity unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least three percent of the outstanding shares of Spinco. The amended and restated certificate of formation further provides that if the TBOC is amended to increase the maximum allowable minimum

Derivative actions

The Singapore Companies Act has a provision which provides a mechanism enabling any registered shareholder to apply to the Singapore court for permission to bring a derivative action on behalf of Flex.

In addition to registered shareholders, the Singapore courts are given the discretion to allow such persons as they deem proper to apply (e.g., beneficial owners of shares or individual directors). It should be noted that this provision of the Singapore Companies Act is primarily used by minority shareholders to bring an action in the name and on behalf of the company or intervene in an action to which the company is a party for the purpose of prosecuting, defending or discontinuing the action on behalf of the company.

Class actions

The concept of class action suits, which allows individual shareholders to bring an action seeking to represent the class or classes of shareholders, generally does not exist in Singapore. However, it is possible as a matter of procedure for a number of shareholders to lead an action and establish liability on behalf of themselves and other shareholders who

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Shareholder Suits

ownership threshold, the ownership threshold shall automatically increase to match the maximum allowable minimum ownership threshold allowed under the TBOC, without any further action by Spinco or Spinco’s shareholders.

Under Texas law, a party generally has a right to a jury trial in civil cases, but a corporation may include a waiver of jury trial in its governing documents concerning any “internal entity claims” (as defined in Section 2.115 of the TBOC).

Spinco’s amended and restated certificate of formation includes a jury trial waiver consisting of the following language: TO THE FULLEST EXTENT PERMITTED BY THE TBOC, UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, OFFICER AND EMPLOYEE OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THIS AMENDED AND RESTATED CERTIFICATE OF FORMATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

join in or who are made parties to the action. Further, there are certain circumstances in which shareholders may file and prove their claims for compensation in the event that Flex has been convicted of a criminal offense or has a court order for the payment of a civil penalty made against it.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Distributions and Dividends; Repurchases and Redemptions

Spinco’s amended and restated certificate of formation provides that dividends on the common stock may be declared and paid out of the assets of Spinco legally available therefor. Subject to the provisions of any Preferred Stock Series Resolution (as defined in the amended and restated certificate of formation), the holders of common stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, stock or other securities or property as may be declared by the Spinco Board of Directors from time to time with respect to the common stock out of the assets of Spinco legally available therefor.

Subject to the provisions of any Preferred Stock Series Resolution, no holder of shares of stock of Spinco shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class or series of stock of Spinco, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of Spinco; but, subject to the provisions of any Preferred Stock Series Resolution, such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of Spinco may be issued or disposed of by the Spinco Board of Directors to such Persons (as defined in the amended and restated certificate of formation), and on such terms

The Singapore Companies Act provides that no dividends can be paid to shareholders except out of profits.

The Singapore Companies Act does not provide a definition on when profits are deemed to be available for the purpose of paying dividends and this is accordingly governed by case law. Flex’s Constitution provides that no dividend can be paid otherwise than out of profits of Flex.

Acquisition of a company’s own shares

The Singapore Companies Act generally prohibits a company from acquiring its own shares subject to certain exceptions. Any contract or transaction by which a company acquires or purports to acquire its own shares in contravention of the Singapore Companies Act is void. However, provided that it is expressly permitted to do so by its constitution and subject to the special conditions of each permitted acquisition contained in the Singapore Companies Act, a company may:

•

redeem redeemable preference shares (the redemption of these shares will not reduce the capital of the company). Preference shares may be redeemed out of capital if all the directors make a solvency statement in relation to such redemption in accordance with the Singapore Companies Act;

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Distributions and Dividends; Repurchases and Redemptions

and for such lawful consideration, as in its discretion it shall deem advisable or as to which Spinco shall have by binding contract agreed.

Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of (1) a dividend on any class or series of outstanding shares, (2) a purchase or redemption, directly or indirectly, of its shares, or (3) a payment in liquidation of all or a portion of its assets.

A Texas corporation may not make a distribution if the distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined under the TBOC), or, unless the corporation is in receivership or the distribution is made in connection with winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series. Directors who consent to a distribution that violates the TBOC are liable only for the amount of the distribution that exceeds the amount permitted to be distributed.

Under the TBOC, as noted above, the purchase or redemption by a Texas corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

•

whether listed (on an approved exchange in Singapore or any securities exchange outside Singapore) or not, make an off-market purchase of its own shares in accordance with an equal access scheme authorized in advance at a general meeting;

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whether listed on a securities exchange (in Singapore or outside Singapore) or not, make a selective off-market purchase of its own shares in accordance with an agreement authorized in advance at a general meeting by a special resolution where persons whose shares are to be acquired and their associated persons have abstained from voting; and

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whether listed (on an approved exchange in Singapore or any securities exchange outside Singapore) or not, make a purchase of its own shares under a contingent purchase contract which has been authorized in advance at a general meeting by a special resolution.

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A company may also purchase its own shares by an order of a Singapore court.

The total number of ordinary shares that may be acquired by a company in a relevant period may not exceed 20% of the total number of ordinary shares in that class as of the date of passing of the resolution (excluding treasury shares and any ordinary shares which are held by subsidiary(ies) under Sections 21(4B) or 21(6C) of the Singapore Companies Act) pursuant to the relevant share repurchase provisions under the Singapore Companies Act. Where, however, a company has reduced its share capital by a special resolution or a Singapore court made an order to such effect, the total number of ordinary shares in any class shall be taken to be the total number of ordinary shares in that class as altered by the special resolution or the order of the court. Payment must be made out of the company’s distributable profits or capital, provided that the company is solvent. Such payment may include any expenses (including brokerage or commission) incurred directly in the purchase or acquisition by the company of its ordinary shares.

Financial assistance for the acquisition of shares

A public company or a company whose holding company or ultimate holding company is a public company may not give financial assistance to any

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Distributions and Dividends; Repurchases and Redemptions

person whether directly or indirectly for the purpose of:

•

the acquisition or proposed acquisition of shares in the company or units of such shares; or

•

the acquisition or proposed acquisition of shares in its holding company or ultimate holding company, as the case may be, or units of such shares.

Financial assistance may take the form of a loan, the giving of a guarantee, the provision of security, the release of an obligation, the release of a debt or otherwise.

However, it should be noted that a company may provide financial assistance for the acquisition of its shares or shares in its holding company if it complies with the requirements (including, where applicable, approval by the board of directors or by the passing of a special resolution by its shareholders) set out in the Singapore Companies Act. Flex’s Constitution provides that subject to the provisions of the Singapore Companies Act, Flex may purchase or otherwise acquire its issued shares on such terms and in such manner as Flex may from time to time think fit. These shares may be held as treasury shares or cancelled as provided in the Singapore Companies Act or dealt with in such manner as may be permitted under the Singapore Companies Act. On cancellation of the shares, the rights and privileges attached to those shares will expire.

Transactions with Officers or Directors

The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation, or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation (a) is a managerial official or (b) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (i) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the

Under the Singapore Companies Act, directors and chief executive officers are not prohibited from dealing with Flex, but where they have an interest in a transaction with Flex, that interest must be disclosed to the board of directors. In particular, every director and chief executive officer who is in any way, whether directly or indirectly, interested in a transaction or proposed transaction with Flex must, as soon as practicable after the relevant facts have come to such director or officer’s knowledge, declare the nature of such director or officer’s interest at a board of directors’ meeting or send a written notice to Flex containing details on the nature, character and extent of his or her interest in the transaction or proposed transaction with Flex.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Transactions with Officers or Directors

contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders are entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (ii) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved or ratified by the board of directors, a committee of the board of directors or the shareholders.

The TBOC expressly provides that if at least one of the above conditions is satisfied, neither the corporation nor any of the corporation’s shareholders will have a cause of action against any of the corporation’s directors or officers for breach of duty with respect to the making, authorization or performance of the contract or transaction because the person had an applicable relationship or interest.

We have affirmatively elected to be governed by Section 21.419 of the TBOC. The codified business judgment rule presumes that directors and officers acted in good faith, on an informed basis, in furtherance of the interests of the corporation and in obedience to the law and the corporation’s governing documents; a plaintiff bears the burden of rebutting the presumption and must plead with particularity that the alleged breach constitutes fraud, intentional misconduct, an ultra vires act or a knowing violation of law.

In addition, a director or chief executive officer who holds any office or possesses any property whereby, directly or indirectly, any duty or interest might be created in conflict with such director or officer’s duties or interests as director or, as the case may be, chief executive officer is required to declare the fact and the nature, character and extent of the conflict at a meeting of directors or send a written notice to Flex setting out the fact and the nature, character and extent of the conflict.

The Singapore Companies Act extends the scope of this statutory duty of a director or chief executive officer to disclose any interests by pronouncing that an interest of a member of the director’s or, as the case may be, the chief executive officer’s family (including spouse, son, adopted son, step-son, daughter, adopted daughter and step-daughter) will be treated as an interest of the director or, as the case may be, the chief executive officer. There is however no requirement for disclosure where the interest of the director or, as the case may be, the chief executive officer consists only of being a member or creditor of a corporation which is interested in the transaction or proposed transaction with Flex if the interest may properly be regarded as immaterial. Where the transaction or proposed transaction relates to any loan to Flex, no disclosure need be made where the director or chief executive officer has only guaranteed the repayment of such loan, unless the constitution provides otherwise.

Further, where the proposed transaction is to be made with or for the benefit of a related corporation (i.e. the holding company, subsidiary or subsidiary of a common holding company), no disclosure need be made of the fact that the director or chief executive officer is also a director or, as the case may be, chief executive officer of that corporation, unless the constitution provides otherwise.

Subject to specified exceptions, including a loan to a director for expenditure in defending criminal or civil proceedings, etc. or in connection with an investigation, or an action proposed to be taken by a regulatory authority in connection with any alleged negligence, default, breach of duty or breach of trust by such director in relation to the company, the Singapore Companies Act prohibits a company from: (i) making a loan or quasi-loan to its directors or to directors of a related corporation (each, a “relevant

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Transactions with Officers or Directors

director”); (ii) giving a guarantee or security in connection with a loan or quasi-loan made to a relevant director by any other person; (iii) entering into a credit transaction as creditor for the benefit of a relevant director; (iv) giving a guarantee or security in connection with such credit transaction entered into by any person for the benefit of a relevant director; (v) taking part in an arrangement where another person enters into any of the transactions in (i) to (iv) above or (vi) below and such person obtains a benefit from the company or a related corporation; or (vi) arranging for the assignment to the company or assumption by the company of any rights, obligations or liabilities under a transaction in (i) to (v) above. Companies are also prohibited from entering into the transactions in (i) to (vi) above with or for the benefit of a relevant director’s spouse or children (whether adopted or naturally or step-children).

Dissenters’ Rights

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of the corporation.

However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion or exchange, as appropriate, (a) listed on a national securities exchange or (b) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests

There are no equivalent provisions under the Singapore Companies Act.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Dissenters’ Rights

the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance or (ii) held of record by at least 2,000 owners; (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (c) any combination of the ownership interests and cash above.

Under the TBOC, an owner of an ownership interest in a Texas domestic entity subject to dissenters’ rights is entitled to dissent from an amendment to a Texas for-profit corporation’s certificate of formation to add required provisions to elect to be a public benefit corporation or delete required provisions, which in effect cancels the corporation’s election to be a public benefit corporation if the owner owns shares that were entitled to vote on the amendment, except if the shares held by the owner are part of a class or series of shares listed on a national securities exchange or are held of record by at least 2,000 owners.

Anti-Takeover Measures

Spinco’s amended and restated certificate of formation authorizes the Spinco Board of Directors to issue preferred stock in one or more series, with such designations, powers, preferences and rights as the Spinco Board of Directors may determine, without shareholder approval, subject to any shareholder votes or consents required by the amended and restated certificate of formation or any Preferred Stock Series Resolution. This authority could potentially be used to discourage attempts by others to acquire control of Spinco. In addition, the directors are divided into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the first annual meeting of shareholders following the effective date of the amended and restated certificate of formation, the initial term of office of the second class to expire at the second annual meeting of shareholders following the effective date of the amended

The constitution of a Singapore company typically provides that the company may allot and issue new shares of a different class with preferential, deferred, qualified or other special rights as its board of directors may determine with the prior approval of the company’s shareholders in a general meeting.

Flex’s Constitution provides that no shares may be issued by the directors without the prior approval of Flex shareholders in a general meeting except that the directors may allot and issue shares or grant options over or otherwise dispose of the same to such persons on such terms and conditions and for such consideration (if any) and at such time as Flex shareholders may approve at a general meeting.

Singapore law does not generally prohibit a corporation from adopting “poison pill” arrangements which could prevent a takeover attempt and also

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Anti-Takeover Measures

and restated certificate of formation, and the initial term of office of the third class to expire at the third annual meeting of shareholders following the effective date of this amended and restated certificate of formation, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Spinco Board of Directors shall be authorized to assign members of the Spinco Board of Directors, other than those directors who may be elected by the holders of any series of preferred stock, to such classes. At each annual meeting of shareholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. Elections of the members of the Board of Directors need not be by written ballot unless the Bylaws shall so provide. Advance notice of shareholder nominations for the election of directors and of any other business to be brought by shareholders before any meeting of the shareholders must be given in the manner provided in the Bylaws. No shareholder or group of shareholders may institute or maintain a derivative proceeding against any director or officer in his or her official capacity unless the shareholder or group beneficially owns at least three percent of the outstanding shares of Spinco at the time the proceeding is instituted. Special meetings of the shareholders may be called by the holders of not less than 20% of the voting power of Spinco’s then issued and outstanding shares entitled to vote at such special meeting. The Bylaws affirmatively elect to be governed by Section 21.373 of the TBOC. Accordingly, for so long as Spinco is a nationally listed corporation within the meaning of that section, a shareholder or group of shareholders may submit a proposal for approval at a meeting of shareholders, other than a nomination of a person for election as a director or a procedural resolution ancillary to the conduct of the meeting, only if the shareholder or group (i) holds shares entitled to vote at the meeting having a market value of at least $1,000,000, determined as of the date the proposal is submitted, or constituting at least three percent of Company’s voting shares, (ii) has held such shares continuously for at least six (6) months before the date preclude shareholders from realizing a potential premium over the market value of their shares.

However, under the Singapore Code on Take-overs and Mergers, if, in the course of an offer, or even before the date of the offer announcement, the board of the offeree company has reason to believe that a bona fide offer is imminent, the board must not, except pursuant to a contract entered into earlier, take any action, without the approval of shareholders at a general meeting, on the affairs of the offeree company that could effectively result in any bona fide offer being frustrated or the shareholders being denied an opportunity to decide on its merits.

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Anti-Takeover Measures

of the meeting and holds such shares through the date of the meeting, and (iii) solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal. Spinco’s amended and restated certificate of formation also designates the Texas Business Court as the sole and exclusive forum for derivative actions, fiduciary duty claims, claims arising under the TBOC or Spinco’s governing documents, claims governed by the internal affairs doctrine, and any “internal entity claim” as that term is defined in Section 2.115 of the TBOC. Under the TBOC, a Texas “Issuing Public Corporation” is generally prohibited from, directly or indirectly, entering into specified transactions with an “Affiliated Shareholder,” or with any affiliate or associate of an Affiliated Shareholder, for a period of three years after the date the shareholder obtained Affiliated Shareholder status. The prohibited transactions include mergers, share exchanges or conversions; dispositions of assets having an aggregate market value of ten percent or more of the corporation’s consolidated assets, the aggregate market value of its outstanding voting stock, or its earning power or net income on a consolidated basis; issuances or transfers of shares to an Affiliated Shareholder or its affiliates or associates; liquidation or dissolution plans or proposals; transactions, including reclassifications, share distributions and recapitalizations, that have the effect of increasing the Affiliated Shareholder’s proportionate ownership percentage; and loans, advances, guarantees, pledges or other financial assistance, or tax credits or other tax advantages, the recipient of which is an Affiliated Shareholder or its affiliates or associates. The TBOC defines “Issuing Public Corporation” as a Texas corporation that has 100 or more shareholders of record as shown by its share transfer records, a class or series of voting shares registered under the Exchange Act, or a class or series of voting shares qualified for trading on a national securities exchange, and generally defines “Affiliated Shareholder” as a person who beneficially owns, or has owned within the preceding three-year period, twenty percent or more of the outstanding voting stock of a Texas public corporation. The prohibition does not apply if the board of directors approves the transaction or the acquisition of shares by the Affiliated Shareholder before the shareholder becomes an Affiliated Shareholder, or if the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the Affiliated Shareholder or its

Spinco Inc. (Texas)	Flex Ltd. (Singapore)
Anti-Takeover Measures

affiliates or associates approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership, which approval may not be given by written consent. A corporation may expressly elect in its certificate of formation or bylaws not to be governed by this statute. Neither the amended and restated certificate of formation nor the amended and restated bylaws contains such an election, and Spinco therefore expects to remain subject to the Texas Business Combination Law.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

The following discussion is a summary of the generally applicable U.S. federal income tax consequences that may be relevant to Flex and to the holders of Flex ordinary shares in connection with the Distribution. This discussion is based on the Code, the Treasury Regulations promulgated thereunder, judicial interpretations thereof, and administrative rulings and published positions of the IRS, all as in effect as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth herein. This summary assumes that the Distribution will be consummated in accordance with the Separation Agreement and as described in this proxy statement.

Except as specifically described below, this summary is limited to holders of Flex ordinary shares that are U.S. Holders, as defined immediately below. For purposes of this summary, a “U.S. Holder” is a beneficial owner of Flex ordinary shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or a resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust, (a) the administration of which is subject to the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This discussion is limited to U.S. Holders of Flex ordinary shares that hold their Flex ordinary shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion is for general information only and does not purport to address all aspects of U.S. federal income taxation that may be relevant to a particular holder in light of their particular circumstances, nor does it address the consequences to holders subject to special treatment under the United States federal income tax laws, such as:

•	dealers or traders in securities or currencies;

•	traders that elect to use a mark-to-market method of accounting;

•	tax-exempt entities;

•	banks, financial institutions, or insurance companies;

•	pension plans, cooperatives, real estate investment trusts, regulated investment companies, or grantor trusts;

•	persons who acquired Flex ordinary shares pursuant to the exercise of any employee stock options or otherwise as compensation;

•	persons who actually or constructively own 10% or more, by voting power or value, of Flex ordinary shares;

•	persons owning Flex ordinary shares as part of a straddle, hedge, conversion, constructive sale, or other integrated transaction for U.S. federal income tax purposes;

•	certain former citizens or long-term residents of the U.S.;

•	persons whose functional currency is not the U.S. dollar;

•	persons who are subject to special accounting rules under Section 451(b) of the Code;

•	partnerships or other entities or arrangements subject to tax as partnerships for U.S. federal income tax purposes or persons holding Flex ordinary shares through such entities; or

•	persons who hold Flex ordinary shares through an individual retirement account, tax-qualified retirement plan, or other tax-deferred account.

If a partnership (or any other entity or arrangement subject to tax as a partnership for U.S. federal income tax purposes) is a beneficial owner of Flex ordinary shares, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. A partnership for U.S. federal income tax purposes that beneficially owns shares of Flex and its partners are urged to consult their tax advisor as to the tax consequences of the Distribution.

In addition, this discussion does not address any U.S. state or local or non-U.S. tax considerations or any U.S. federal estate, gift, or minimum tax considerations, or the Medicare tax on certain net investment income.

HOLDERS OF FLEX ORDINARY SHARES SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSIDERATIONS RELEVANT TO THEM REGARDING THE DISTRIBUTION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.

Tax Opinion

It is a condition to the completion of the Distribution that Flex receives the Tax Opinion from its tax counsel, Skadden, substantially to the effect that, among other things, for U.S. federal income tax purposes, (i) the Distribution, together with certain related transactions, will qualify as a reorganization within the meaning of Sections 368(a)(1)(D), 361 and 355 of the Code, and (ii) holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code. This condition may be waived by Flex in its sole discretion.

In rendering the Tax Opinion to be given as of the closing of the Distribution, Skadden will rely on (i) customary representations and covenants made by Flex and Spinco, including those contained in certificates of officers of Flex and Spinco and (ii) specified assumptions, including an assumption regarding the completion of the Distribution and certain related transactions in the manner contemplated by the transaction agreements. In addition, Skadden’s ability to provide the Tax Opinion will depend on the absence of changes in existing facts or law between the date of this proxy statement and the closing date of the Distribution. If any of the representations, covenants, or assumptions on which Skadden will rely are inaccurate, Skadden may not be able to provide the Tax Opinion, or the tax consequences of the Distribution could differ from those described below.

Furthermore, Flex understands that it is not possible for its tax counsel, Skadden, to reach a more definitive conclusion regarding whether holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) are required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code, as the U.S. federal income tax treatment of the Distribution to such holders depends in part on the interpretation and application of Section 367(b) of the Code and Treasury Regulations promulgated thereunder, including Treasury Regulations Section 1.367(b)-3(c). These rules are complex, and there is significant uncertainty as to whether such Treasury Regulations would apply to the Distribution because Flex is a non-U.S. corporation that is not a controlled foreign corporation for U.S. federal income tax purposes, and the Distribution is structured as a pro rata distribution of Spinco common stock to holders of Flex ordinary shares. Thus, the applicability of these Treasury Regulations is unclear.

Accordingly, certain conclusions in the Tax Opinion will relate to matters for which there is no legal authority directly on point, and such conclusions will therefore necessarily be based upon analysis and interpretation of certain authorities. Based upon such analysis and authorities, the Tax Opinion will provide that holders of Flex ordinary shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of certain Treasury Regulations promulgated under Section 367(b) of the Code.

However, an opinion of counsel, such as the Tax Opinion, will not be binding upon the IRS or any court, and Flex does not intend to request a ruling from the IRS on issues related to the U.S. federal income tax consequences of the Distribution and certain related transactions. In light of the uncertainties noted above, we cannot assure you that the IRS will agree with the conclusions expected to be set forth in the Tax Opinion, and it is possible that the IRS or another tax authority could adopt a position contrary to one or all of those conclusions and that a court could sustain that contrary position. Moreover, if any of the facts, representations, assumptions, or undertakings described or made in connection with the Tax Opinion are not correct, are incomplete or have been violated, Flex’s ability to rely on the Tax Opinion, including with respect to the Intended Tax Treatment, could be jeopardized. As of the date of this proxy statement, we are not aware of any facts or circumstances, however, that would cause these facts, representations, or assumptions to be untrue or incomplete or that would cause any of these undertakings to fail to be complied with, in any material respect.

Treatment of the Distribution

Assuming the Distribution, together with certain related transactions, qualifies as a reorganization within the meaning of sections 368(a)(1)(D), 361 and 355 of the Code, for U.S. federal income tax purposes:

•

no gain or loss should be recognized by, or be includible in the income of, a U.S. Holder solely as a result of the receipt of Spinco common stock in the Distribution, except with respect to any cash received in lieu of fractional shares;

•

the aggregate tax basis of the Flex ordinary shares and shares of Spinco common stock (including any fractional shares deemed received, as discussed below) in the hands of each U.S. Holder immediately after the Distribution will be the same as the aggregate tax basis of the Flex ordinary shares held by such holder immediately prior to the Distribution, allocated between the Flex ordinary shares and shares of Spinco common stock in proportion to their relative fair market value immediately following the Spin-Off; and

•

the holding period with respect to shares of Spinco common stock received by a U.S. Holder (including any fractional shares deemed received, as discussed below) will include the holding period of the Flex ordinary shares with respect to which such Spinco common stock was received.

A U.S. Holder that has acquired different blocks of Flex ordinary shares at different times or at different prices should consult its tax advisors regarding the allocation of its aggregate adjusted basis among, and its holding period of, Spinco’s shares distributed with respect to blocks of Flex ordinary shares.

If, notwithstanding the conclusions that we expect to be included in the Tax Opinion, it is ultimately determined that the Distribution does not qualify as tax-free under Sections 368(a)(1)(D), 361 and 355 of the Code for U.S. federal income tax purposes, then Flex may recognize gain. In addition, each U.S. Holder that receives shares of Spinco common stock in the Distribution would be treated as receiving a distribution in an amount equal to the fair market value of Spinco common stock that was distributed to such holder, which would generally be taxed as a dividend.

Even if the Distribution otherwise qualifies for tax-free treatment under Sections 368(a)(1)(D), 361 and 355 of the Code, the Distribution may result in corporate level taxable gain under Section 355(e) of the Code if either Flex or Spinco undergoes a 50% or greater ownership change as part of a plan or series of related transactions that includes the Distribution, potentially including transactions occurring after the Distribution. If an acquisition or issuance of stock triggers the application of Section 355(e) of the Code, Flex would recognize such taxable gain, but the Distribution would be tax-free to each Flex shareholder (except with respect to any tax on any cash received in lieu of fractional shares).

Furthermore, if the IRS were to successfully assert that Treasury Regulations Section 1.367(b)-3(c) applies to the Distribution, the receipt of Spinco common stock pursuant to the Distribution would be taxable to a U.S. Holder whose Flex ordinary shares have a fair market value of $50,000 or more on the Distribution Date, and such U.S. Holder would be required to recognize gain (but not loss) upon the Distribution, but there is no clear guidance regarding how such gain should be computed. Such amounts may be significant, potentially resulting in material U.S. federal income tax liabilities. However, if the fair market value of a U.S. Holder’s Flex ordinary shares is less than $50,000 on the Distribution Date, these rules would not apply, and the Distribution would not be taxable to such holder pursuant to such rules. U.S. Holders are urged to consult their tax advisor as to the applicability of these Treasury Regulations and how to determine the amount of any gain that would be required to be recognized.

A U.S. Holder that receives cash instead of fractional shares of Spinco common stock should be treated as though such U.S. Holder first received a distribution of a fractional share of Spinco common stock and then sold it for the amount of cash received. Such U.S. Holder should recognize capital gain or loss, measured by the difference between the cash received for such fractional share and the U.S. Holder’s tax basis in the fractional share, as determined above. Such capital gain or loss should generally be a long-term capital gain or loss if the U.S. Holder’s holding period for such U.S. Holder’s Flex ordinary shares exceeds one year on the Distribution Date.

U.S. Treasury Regulations require certain holders of Flex ordinary shares who receive Spinco common stock in the Distribution to attach a detailed statement setting forth certain information relating to the Distribution to their respective U.S. federal income tax returns for the year in which the Distribution occurs. Within a reasonable period after the Distribution, Flex will provide holders who receive Spinco common stock in the Distribution with access to an IRS Form 8937 setting forth information relating to the Distribution. In addition, all holders are required to retain permanent records relating to the amount, basis, and fair market value of Spinco common stock received in the Distribution and to make those records available to the IRS upon request of the IRS.

INFORMATION ABOUT AXIOM

Spinco

Spinco is a global, high-growth critical digital and electrical infrastructure company, providing end-to-end power and thermal management technologies and integrated infrastructure systems serving AI data centers and mission-critical applications. Through its critical power and electrical infrastructure portfolio, Spinco delivers electrification solutions that enable the efficient generation, distribution, and management of power.

As a global leader in critical digital infrastructure, Spinco delivers end-to-end power and thermal management technologies for AI data centers and mission-critical applications. With deep expertise across critical power infrastructure, embedded and distributed power systems, power electronics, electrified architectures, advanced cooling, and compute integration, Spinco delivers system-level coordinated architectures that address power density, thermal performance and infrastructure scalability to replace fragmented, multi-vendor approaches. These integrated platforms support the scalable and reliable deployment of power-dense infrastructure across artificial intelligence and high-performance computing, cloud and service providers, industrial automation, edge computing, utilities, and modern data centers.

Spinco operates a proprietary, globally integrated platform, supported by advanced engineering, manufacturing, and service capabilities across the full power value chain. By integrating power, cooling, and compute at the system level, Spinco enables faster time-to-capacity, improved infrastructure reliability, and scalable performance as power densities and thermal complexity continue to increase. Spinco is well positioned to benefit from long-duration secular trends including accelerating electrification, rising power intensity, and increasing infrastructure complexity while supporting customers’ energy- efficiency, power-optimization, and decarbonization objectives. These dynamics are driving a sustained, multi-year buildout of digital infrastructure, particularly as artificial intelligence adoption accelerates.

Spinco maintains a global footprint serving customers in approximately 14 countries, with 19 manufacturing sites, eight design, engineering, product introduction, and service centers, and a workforce of approximately 31,000 employees, including contractors, as of June 26, 2026.

Spinco will be headquartered in Austin, Texas.

Industry Overview

The global digital infrastructure industry is experiencing significant growth driven by increasing demand for compute capacity and the associated requirements for power delivery, cooling, and rapid infrastructure deployment. As cloud computing, high-performance computing, and artificial intelligence workloads expand, data center operators, hyperscalers, and colocation providers are investing in infrastructure capable of supporting significantly higher power density and thermal loads. This is a generational transformation that requires a unified system with holistic integration support from grid to chip.

This growth is also increasing demand for utility-scale power infrastructure. New data center deployments require substantial grid capacity, substation buildouts, and expanded facility-level power distribution to support megawatt-scale deployments. As a result, power availability, interconnection timelines, and utility infrastructure have become critical factors in determining deployment speed and location. These dynamics are driving closer coordination between utility power, facility infrastructure, and rack-level architectures.

•	Data centers can be broadly categorized into the following primary types, each characterized by distinct requirements for power infrastructure, cooling and compute integration:

•

Cloud/Hyperscale: Large-scale facilities used to support cloud applications and AI workloads. This portion of the industry is growing rapidly as operators invest in high-density infrastructure and large-scale power capacity. Examples include Microsoft, Amazon Web Services, and Google Cloud.

•

Colocation / Multi-tenant: Facilities that provide shared infrastructure for customers to deploy compute equipment. Colocation operators are expanding capacity to support higher power densities and liquid-cooled deployments. Examples include Digital Realty, Equinix, and QTS.

•

Neocloud: Providers delivering AI-optimized infrastructure as a service, typically focused on high-density deployments for training and inference workloads. Examples include CoreWeave, Nebius, and Lambda Labs.

•	Enterprise: On-premises data centers operated by large enterprises. Growth in this segment has generally been more modest but continues to require upgrades to support higher-density infrastructure.

The addressable market for digital infrastructure includes facility and rack-level power systems, embedded power electronics, advanced cooling technologies, and integrated infrastructure platforms. According to publicly available research published by Goldman Sachs Research in September 2026, industry forecasts suggest that global power demand from data centers is forecast to increase by as much as 170% by 2030 compared to 2025. With hyperscale customers targeting 1+ megawatt racks and transitioning to higher-voltage power architectures, these trends are increasing the importance of coordinated power delivery, cooling, and rack-level integration.

The need for speed and scale with end-to-end integration is accelerating across all customer segments. As infrastructure requirements increase, customers are prioritizing rapid deployment, consistent architecture, and the ability to scale across multiple locations. Time to capacity, execution certainty, and deployment efficiency have become critical considerations. Constraints on the availability of skilled field labor are further increasing the value of shifting assembly, integration, and testing into controlled factory environments. Prefabricated, factory-integrated, and modular infrastructure solutions are gaining adoption as customers seek to reduce on-site complexity and bring capacity online more quickly.

Higher power density is also driving changes in rack architecture and system integration. GPU-dense deployments require significantly more power per rack, advanced cooling approaches, and tighter coordination between power delivery and compute integration. These requirements increase system complexity and favor vendors capable of delivering coordinated infrastructure solutions.

The industry is also shaped by regionalization, supply chain resilience, and energy efficiency priorities. Data center operators are seeking localized manufacturing, modular deployment strategies, and more efficient power and cooling architectures to reduce lead times and manage operational risk. These factors influence vendor selection and long-term infrastructure planning.

These trends are accelerating demand for power-dense, modular infrastructure that can be deployed rapidly and scaled efficiently. As deployments grow in size and complexity, coordinated power delivery, cooling, and rack-level integration are becoming critical to bringing capacity online.

Spinco’s Segments and Geographic Revenues

Spinco has aligned its businesses across two operating segments: Power and Cloud & Cooling. Net sales for fiscal year 2026 increased by 38%, or $1.8 billion, to $6.6 billion from the prior year. Net sales for Spinco’s Cloud & Cooling segment increased $1 billion, or 29%, to $4.5 billion from the prior year, primarily driven by Spinco’s largest two customers scaling up storage infrastructure within data centers, in conjunction with increasing AI demand. Net sales for Spinco’s Power segment increased $0.8 billion, or 62%, to $2.1 billion from the prior year, primarily driven by customers scaling up power capabilities and building data center infrastructure, in conjunction with increasing AI demand.

Spinco has established an extensive network of manufacturing facilities in the world’s major markets (Asia, the Americas, and Europe) to serve both multinational and regional customers. For the fiscal year ended March 31, 2026, 65% of Spinco’s net revenue was derived from customers in the Americas, 19% from customers in Europe, and 16% from customers in Asia. Spinco’s geographic revenue mix may fluctuate from period to period based on customer demand, product mix, and the timing of program ramps with key customers.

Spinco’s Competitive Strengths

Spinco believes the following competitive strengths set Spinco’s business apart:

Power-Anchored Grid-to-Chip Integrated Architecture: Spinco provides critical digital and electrical infrastructure solutions built around power delivery and management, spanning utility and facility power infrastructure, embedded rack and chip-level power systems, advanced liquid cooling, and rack-scale compute integration. This integrated architecture allows Spinco to coordinate power, cooling, and compute at the system level rather than delivering discrete components. By designing these layers as a coordinated architecture, Spinco helps customers reduce integration complexity, improve performance, and support reliable operation in high-density deployments.

Speed and Time-to-Capacity: Spinco integrates, assembles, and tests power, cooling, and compute infrastructure in controlled factory environments to enable rapid deployment and scalable expansion. By integrating power, cooling, and compute in factory environments, Spinco delivers pre-engineered and pre-tested modules that can reduce on-site integration requirements. This approach enables customers to bring capacity online more quickly, improve deployment consistency, and scale infrastructure across multiple locations.

Differentiated Product IP and System Integration Capabilities: Spinco develops and manufactures proprietary technologies including facility and rack-level power systems, embedded power electronics, liquid cooling technologies, prefabricated power infrastructure, and rack-scale integration. This product and manufacturing depth enables greater control over system performance, design optimization, supply continuity, and execution, supporting delivery of coordinated infrastructure platforms that span multiple layers of deployment, from facility power to rack-level integration.

Engineering and Innovation Capabilities: Spinco’s multidisciplinary engineering capabilities span power delivery, cooling, and rack-scale integration. Spinco’s innovative portfolio includes technologies such as a UL-certified capacitive energy storage system (CESS) for fast backup power and microjet liquid cooling technology obtained through the acquisition of JetCool, designed to support high-power chip cooling. Spinco also offers modular rack-level cooling distribution units and prefabricated power skids. Spinco continues to invest in research and development to support increasing compute density and evolving power and cooling requirements.

Global Footprint and Regional Reach: Spinco operates a global manufacturing footprint supporting production and assembly in proximity to customer deployments. Spinco’s global presence includes engineering, manufacturing, operations, sales, and service locations across 14 countries. This geographic footprint enables localized sourcing, diversified supply chains, and operational flexibility. This footprint supports regional sourcing, capacity flexibility, consistent execution, and on-site support with timely-delivery across complex, multi-site programs.

Deep Customer Relationships and Program Execution: Spinco maintains strong relationships with leading hyperscalers, colocation providers, silicon companies, utilities, and technology OEMs. Spinco’s customer engagement model emphasizes early collaboration and, in certain cases, co-development. Spinco’s engineering and manufacturing teams work closely with customers to translate their complex technology roadmaps into scalable deployments and multi-year programs, supporting evolving infrastructure requirements.

Spinco’s Strategy

Spinco’s strategy is to drive profitable, above-market growth by expanding its power-anchored infrastructure platform, accelerating customers’ time to capacity and scaling its global engineering, manufacturing and execution capabilities. Spinco intends to strengthen its innovative portfolio across power, cooling, and rack-scale integration, deepen strategic customer relationships, improve operational execution and deploy capital toward technologies and capabilities that enhance Spinco’s competitive position.

Expand and Differentiate Spinco’s Integrated Platform: Spinco continues to invest in technologies spanning utility and facility power infrastructure, embedded rack and chip-level power systems, advanced liquid cooling, and rack-scale compute integration. Spinco’s architecture is designed to integrate these capabilities into coordinated infrastructure platforms that support higher power density and rapid deployment. By expanding Spinco’s portfolio across these areas, Spinco aims to deliver more complete solutions, reduce integration complexity, improve system performance and increase Spinco’s content in customer deployments.

Enable Faster Deployment and Accelerate Time to Capacity: Customers are increasingly prioritizing speed, consistency, and scalability in infrastructure deployment. Spinco intends to expand its factory-integrated, pre-engineered modules that combine power delivery, cooling, and rack-scale integration. This approach reduces on-site complexity, shortens deployment timelines, and enables customers to scale capacity consistently across multiple locations. Spinco continues to enhance its modular designs, testing capabilities, and manufacturing processes to support rapid deployment and repeatable execution.

Deepen Strategic Customer Relationships: Spinco partners with hyperscalers, colocation providers, silicon vendors, OEMs, and utilities early in their technology and infrastructure roadmaps to develop infrastructure platforms aligned with evolving requirements. Spinco’s engagement model emphasizes early collaboration, co-development, and long-term program execution. By expanding Spinco’s participation across utility power, facility infrastructure, embedded power, cooling, and rack-scale integration, Spinco aims to deepen customer relationships and increase content per deployment.

Advance Next-Generation Power Density and Cooling Technologies: Spinco is focused on advancing technologies that support increasing power density and thermal requirements. Spinco’s strategy includes continued development of high-capacity power delivery architectures, advanced liquid cooling technologies, and rack-level integration capabilities. Spinco also invests in monitoring, control, and system coordination capabilities to support reliable operation in high-density deployments. These efforts are intended to expand Spinco’s role in next-generation infrastructure architectures.

Scale Global Operations and Regional Manufacturing: Spinco leverages Spinco’s global engineering and manufacturing footprint to support regional deployment and customer growth with consistent execution. Spinco’s investments are focused on expanding capacity, enhancing automation, and improving manufacturing efficiency across Spinco’s sites. Spinco continues to invest in regionalized production, advanced manufacturing processes, and integrated testing capabilities to support deployment speed, supply chain resilience, and cost competitiveness.

Pursue Strategic Acquisitions: Spinco intends to build on its strong M&A track record and selectively pursues acquisitions that expand Spinco’s power, cooling, and integration capabilities while expanding its product and service offerings and strengthening Spinco’s global scale. Recent acquisitions include JetCool, which expanded Spinco’s direct-to-chip liquid cooling capabilities, and Electrical Power Products and Crown, both of which strengthened Spinco’s critical power and utility infrastructure offerings. On September 3, 2026, we announced that we entered into a definitive agreement to acquire EPC Power, a leading provider of intelligent power conversion solutions for data center and grid applications, for $4.4 billion. Spinco expects the purchase price to be funded with $3.3 billion of borrowings under the new Flex term loan facility and $1.1 billion of borrowings under the Bridge Facility, and at the closing of the Spin-Off, this debt is expected to be repaid with proceeds from the issuance of the Series A Preferred Stock and borrowings under the Spinco term loans. The addition of EPC Power’s differentiated power conversion capabilities to Spinco’s existing power, cooling and compute portfolio broadens Spinco’s product offerings across data center and electrical infrastructure, positioning it for the transition to next-generation 800V data center power architectures as AI workloads drive higher power densities. Spinco intends to continue evaluating opportunities that enhance Spinco’s technology portfolio, expand solution scope, and support growth in integrated infrastructure platforms.

Spinco’s Portfolio and Reported Segments

Spinco provides integrated infrastructure platforms built around power delivery, cooling, and rack-scale integration for high-density computing and industrial environments. Spinco’s solutions span utility and facility power infrastructure, embedded rack and chip-level power systems, advanced liquid cooling, and rack-scale compute integration. These capabilities are designed to work together as coordinated systems that support power-dense deployments and rapid infrastructure expansion.

Spinco will report Spinco’s operations in two segments: Power and Cloud & Cooling. For each segment, Spinco provides engineered products, services, and solutions through direct sales to hyperscalers, colocation providers, OEMs, and other infrastructure customers.

Spinco’s Power segment is comprised of Critical Power and Embedded Power. These offerings address utility and facility-level power intake and distribution, as well as rack- and board-level power delivery. This segment also supports grid modernization and related power infrastructure applications.

Spinco’s Cloud & Cooling segment includes IT Hardware and Cooling. This segment provides rack-scale integration and advanced liquid cooling solutions designed to support high-density deployments. These offerings are frequently deployed in combination with Spinco’s power infrastructure to deliver coordinated system-level solutions.

The following table summarizes Spinco’s key capabilities and their role in supporting data center infrastructure.

Segment	Key Capabilities	Role in Data Center
Power	Power distribution units, backup power, power shelves, energy storage systems, power modules, voltage regulator modules, and vertical power delivery technologies

Facility-level power intake and distribution and high-efficiency rack and board-level power delivery; resilient infrastructure for megawatt-class deployments and optimized for dense AI compute environments

Cloud & Cooling	Integrated racks and servers, networking integration, advanced compute hardware, and liquid cooling systems (cold plates, coolant distribution units (CDUs)), and hybrid cooling	Turnkey compute and cooling solutions; enables rapid deployment and reliable operation of high-density workloads

See Note 11 to Spinco’s combined financial statements for segment and geographic information.

Customer Concentration and Relationship Management

Spinco sells to a concentrated set of large cloud, colocation, and silicon technology customers. Spinco’s largest customer accounted for 34%, 39% and 26% of net sales during fiscal years 2026, 2025 and 2024, respectively. Another significant customer accounted for 30%, 27% and 34% of net sales during fiscal years 2026, 2025 and 2024, respectively. Spinco’s top 10 customers accounted for 87%, 88% and 87% of net sales during fiscal years 2026, 2025 and 2024, respectively. Spinco’s array of customers are focused on the development of data centers and electrical utilities that support data centers, and Spinco is concentrated on the largest participants in those markets.

Spinco generally operates under master supply agreements that establish the framework for Spinco’s relationships but typically do not include minimum purchase commitments or fixed pricing. Spinco bids and is awarded business on a program-by-program basis, and customers typically issue purchase orders and rolling forecasts that may be cancellable or reschedulable under applicable terms. Many agreements provide for non-cancellable/non-returnable (“NCNR”) terms or other inventory liability coverage, and in certain cases Spinco obtains customer deposits. See “Risk Factors—Customer and Revenue Risks” and Note 2 to Spinco’s combined financial statements for significant customer information, as well as “MD&A—Liquidity and Capital Resources.”

Supply Chain Management

Spinco relies on a global network of suppliers for key components. To mitigate risks from items sourced from limited suppliers, component allocation, supply constraints, and price volatility, Spinco uses various strategies including qualifying alternative components where practicable, holding safety stock, and, in some cases, securing customer deposits or other inventory liability coverage. Certain components, including high-power semiconductors, may be subject to allocation, which could impact delivery schedules and margins. See “Risk Factors-Supply Chain, Technology, and Operational Risks.”

Working Capital Practices

Spinco generally procures materials against customer purchase orders and forecasts and calibrates inventory to supplier lead times and program ramps. Where appropriate, Spinco obtains customer deposits or NCNR commitments or other inventory liability coverage. Customer orders may be cancellable or reschedulable under applicable contract terms, which can affect inventory levels and cash flows. Payment terms with customers and suppliers vary by program and region. See “MD&A—Liquidity and Capital Resources” for additional information.

Seasonality

Spinco’s business is not materially impacted by seasonality.

Intellectual Property

Spinco’s intellectual property—including patents, trademarks, copyrights, and unregistered proprietary technology (such as trade secrets, business processes, confidential information and know-how)—supports Spinco’s product development, manufacturing, and services offerings. Spinco’s strategy includes filing patent applications globally for proprietary new products, applications and manufacturing technology where appropriate, unless Spinco determines to protect such products, applications or technology (or portions of them) through trade secrets or confidentiality restrictions rather than patents, taking into consideration the nature of the products, applications and technologies at issue, as well as the nature of the protections afforded by patents and trade secrets in applicable jurisdictions.

Customers of Spinco’s design and manufacturing services typically grant Spinco a license to their technology for use in providing design and manufacturing services for their products. These licenses are generally non-exclusive, are typically provided without charge, and terminate upon a material breach of the agreement or conclusion of the related program. Spinco also has certain strategic collaborations and cross-license arrangements with certain third parties. These agreements may grant each party access to the other’s relevant intellectual property to enable commercialization of the developed solution, and may include customary provisions related to ownership or licensing of developed intellectual property, usage restrictions, and indemnification or defense obligations.

Although certain proprietary intellectual property rights are important to Spinco’s success, Spinco does not believe that Spinco is materially dependent on any particular patent, trademark, license or group of related patents, trademarks, or licenses. Spinco seeks to identify and protect Spinco’s intellectual property, including Spinco’s trade secrets and other confidential and proprietary information, through internal and external controls, including policies, procedures, and contractual protections including confidentiality agreements with Spinco’s employees and third parties and through a combination of patents, trademarks, and other legal and contractual rights.

Although Spinco takes steps to protect Spinco’s trade secrets, confidential information and other intellectual property, Spinco cannot assure that misappropriation will not occur. Moreover, although Spinco believes that Spinco’s intellectual property assets and licenses are sufficient for the operation of Spinco’s business as Spinco currently conducts it, from time to time third parties may assert patent or other intellectual property infringement claims against Spinco or Spinco’s commercial partners and, in some cases, Spinco may have liability exposure related to such assertions even if directed against Spinco’s commercial partners. Intellectual property disputes can be costly and time-consuming and, if resolved adversely, could require Spinco to obtain licenses on unfavorable terms, pay damages, or modify or cease offerings. For additional information, see “Risk Factors—Inadequate protection of Spinco’s intellectual property and exposure to third-party intellectual property claims could adversely affect Spinco’s business and results of operations.”

Human Capital

Spinco’s business depends on a skilled and engaged global workforce. As of June 26, 2026, Spinco employed approximately 31,000 employees including approximately 2,000 of Spinco’s contractor workforce. As of June 26, 2026, approximately 15,000 were located in the Americas; 10,000 were located in Asia; and 6,000 were located in Europe.

Spinco focuses on attracting, developing, and retaining talent and providing opportunities for career growth. Spinco offers a broad range of training, mentoring, and career advancement opportunities, and supports employees in developing individualized development plans, identifying goals, and pursuing them. Spinco also conducts regular talent and performance reviews to support development and succession planning. Spinco employees receive market-informed compensation and benefits, including base pay, bonuses, and employee benefits, which Spinco are benchmarked to relevant labor markets.

Spinco maintains programs intended to support employee well-being, including physical, mental, financial, and social health. Spinco seeks to provide a safe and healthy workplace and comply with applicable occupational health and safety requirements. Spinco maintains environmental, health, and safety management processes, conducts regular training and audits, tracks safety performance metrics, and implements corrective actions as appropriate.

Competitive Landscape

Spinco operates in highly competitive global markets spanning power infrastructure, cooling technologies, and integrated rack-scale systems. Spinco competes with providers of facility and rack-level power infrastructure, integrated infrastructure platforms, and manufacturing and system integration services.

These competitors include global providers of critical power and cooling infrastructure such as Vertiv Holdings Co., Eaton Corporation plc, Schneider Electric SE and nVent Electric plc; suppliers of embedded and rack-level power solutions such as Delta Electronics, Inc., Lite-On Technology Corporation, and Super Micro Computer, Inc.; and electronics manufacturing services providers and original design manufacturers that support hyperscale customers, including Celestica Inc., Jabil Inc., and Foxconn.

Competition varies by program and solution scope. In power infrastructure and cooling deployments, Spinco competes with providers of facility-level and rack-level power and thermal solutions. In integrated rack-scale systems and coordinated deployments, Spinco competes with EMS providers, ODMs, and vertically integrated suppliers. Customers frequently use competitive bidding and multi-sourcing strategies, and some hyperscale customers have expanded internal manufacturing capabilities, which can affect outsourcing opportunities.

Spinco competes on a broad range of factors, including product performance and reliability; engineering and system design capabilities; ability to integrate power, cooling, and compute; manufacturing quality and yield; time to capacity; total landed cost; global footprint and proximity to customers; new product introduction and ramp capabilities; supply chain management; and after-market and lifecycle services. The relative importance of these factors varies by customer and by program.

The competitive landscape is dynamic and influenced by increasing power density, liquid cooling adoption, and compressed deployment timelines. These trends are driving demand for coordinated infrastructure solutions and are reshaping competition across traditional power infrastructure providers, cooling suppliers, and system integration vendors.

Properties

Spinco’s portfolio of owned and leased properties, including manufacturing facilities, design, engineering and product introduction centers, research and development centers, and administrative offices, provides the physical infrastructure necessary to support Spinco’s global operations. Spinco’s principal facilities are strategically located to optimize production, logistics, and customer access. Spinco’s corporate headquarters will be located in Austin, Texas in a facility that Spinco leases.

Spinco’s global footprint includes facilities that support Spinco’s business. Recent facility investments include:

•

North America: A new facility in Dallas, Texas, dedicated to data center integration and power systems production. This site boosts capacity for grid-to-chip power infrastructure, including power pods, distribution units, and switchgear, and serves as a hub for modular production and faster deployment across the U.S.

•

Europe: Expanded critical power capacity with new sites in Poland and Ireland. These facilities support regional demand and enhance Spinco’s ability to deliver localized solutions for European data center customers.

•	Asia and Rest of World: Spinco maintains design and engineering centers in Singapore and Taiwan that support product development and serve customers in regional markets.

These facilities support Spinco’s strategy to regionalize production and serve customers in key markets. As of the date of this proxy statement, the square footage of Spinco’s manufacturing facilities by region is as follows:

Approximate Square Footage (In millions)
Americas	5.2
Europe	1.7
Asia	4.0
Total	10.9

Spinco believes Spinco’s facilities are well-maintained and suitable for Spinco’s current operational needs, with capacity for expected near-term growth.

Regulatory Considerations

Spinco designs, manufactures, integrates, and deploys power and infrastructure solutions. As a global provider, Spinco’s operations are influenced by a broad range of evolving laws and regulations, including trade and export controls (including sanctions), anti-corruption, employment, and data privacy and cybersecurity. Spinco maintains compliance programs and quality management systems intended to address these requirements; however, new, modified or more stringent rules, changes in enforcement, or customer-specific standards can increase costs, require process or supply-chain changes, delay programs, or otherwise adversely affect Spinco’s operations.

In addition, regulatory developments affecting Spinco’s customers and their facility providers-such as data center siting and permitting, energy-efficiency and usage, waste heat reuse and emissions rules, telecommunications and connectivity requirements, and AI-related frameworks-may impact site readiness, delivery timelines, and demand for Spinco’s solutions. Spinco monitors legal changes across jurisdictions and works with customers, suppliers, and logistics partners to support compliance, but Spinco cannot predict the scope, timing, or impact of future requirements, and any failure to comply could have a material adverse effect on Spinco’s business, results of operations, financial condition, and competitive position. See the section entitled “Risk Factors—Legal and Regulatory Risks” for a more detailed description of the regulatory risks Spinco faces.

Environmental and Other Legal Proceedings

Spinco is subject to a variety of extensive and changing federal, state, local and international environmental, health and safety, product safety and stewardship, and producer responsibility laws and regulations, including those concerning, among other things, the health and safety of Spinco’s employees, the generation, use, storage, transportation, discharge and disposal of certain materials (including chemicals and hazardous materials) used in or derived from Spinco’s operations, the investigation and remediation of contaminated sites, and climate change and other sustainability-related matters. Spinco has implemented processes and procedures aimed to ensure that Spinco’s operations comply with all applicable laws and regulations. Environmental legislation also occurs at the product level. Spinco works with Spinco’s customers in connection with compliance with applicable product-level environmental legislation in the jurisdictions where products are manufactured and/or offered for use and sale by Spinco’s customers.

AXIOM MANAGEMENT

Executive Officers

Following the Spin-Off, Spinco will be an independent, publicly traded company. The following table sets forth information regarding individuals who are expected to serve as Spinco’s executive officers, including their positions after the Spin-Off, and is followed by biographies of each such executive officer. While some of Spinco’s executive officers are currently employees of Flex, after the Spin-Off, none of these individuals will be employees of Flex.

Name	Age	Position
Revathi Advaithi	58	Chief Executive Officer
Kevin Krumm	52	Chief Financial Officer
Rob Campbell	63	Chief Commercial Officer
Kwanghooi (Hooi) Tan	49	Chief Operating Officer
Scott Offer	61	Chief Legal Officer

Revathi Advaithi. Ms. Advaithi is expected to serve as Spinco’s Chief Executive Officer. Ms. Advaithi currently serves as the Chief Executive Officer of Flex, a role she has held since February 2019, and will continue to serve as the Chief Executive Officer of Flex until the completion of the Spin-Off. After the completion of the Spin-Off, Ms. Advaithi will serve as the Chairperson of the Flex Board of the Directors. Prior to joining Flex, Ms. Advaithi was President and Chief Operating Officer, Electrical Sector, of Eaton Corporation plc (NYSE: ETN), a power management company, from September 2015 until February 2019. Prior to that, she served as President of Electrical Sector, Americas of Eaton from April 2012 through August 2015. Ms. Advaithi joined Eaton in 1995 and led the Electrical Sector in the Americas and Asia-Pacific, with a three-year assignment in Shanghai. Between 2002 and 2008, Ms. Advaithi worked at Honeywell in leadership roles spanning manufacturing, procurement, supply chain, and sourcing. She returned to Eaton in 2008 as Vice President and General Manager of the Electrical Components Division. In 2023, she was appointed by the U.S. President to the Advisory Committee for Trade Policy and Negotiations and the Advisory Committee on Supply Chain Competitiveness. Ms. Advaithi serves on the Board of Directors of Uber Technologies, Inc. (NYSE: UBER). She holds a BE in mechanical engineering from the Birla Institute of Technology and Science in Pilani, India, and an MBA in international business from the Thunderbird School of Global Management.

Kevin Krumm. Mr. Krumm is expected to serve as Spinco’s Chief Financial Officer. Mr. Krumm has served as Chief Financial Officer of Flex since January 6, 2025. In this role, he oversees the finance function, spanning corporate accounting, financial planning and analysis, internal audit, investor relations, tax, and treasury. He is focused on shareholder value creation and driving the Company’s long-term financial framework. Prior to joining the Company, Mr. Krumm served as Executive Vice President and Chief Financial Officer of APi Group Corporation (NYSE: APG), a global life safety services provider specializing in fire safety and security, a position he held since September 2021. Prior to that, since December 2019, Mr. Krumm served as Corporate Treasurer and Senior Vice President of Global Finance Shared Services for Ecolab Inc. (NYSE: ECL), a global manufacturer of water, hygiene and infection prevention solutions. During his 15-year tenure at Ecolab, he also held roles leading the Industrial segment finance team, regional finance teams in Europe, the Middle East and Africa, Asia and Latin America, and leading international integration efforts for a major acquisition. He began his career in public accounting working for consulting firms PwC, Arthur Andersen and Deloitte, with a heavy emphasis on M&A and corporate finance. Mr. Krumm holds a BA in accounting from the University of Northern Iowa and an MBA from the University of Chicago Booth School of Business.

Rob Campbell. Mr. Campbell is expected to serve as Spinco’s Chief Commercial Officer. Mr. Campbell joined Flex in 2015 and currently serves as President of the Communications, Enterprise and Cloud business at Flex since July 2023. In this capacity, he leads the organization that supports leading cloud, data center operators, and communication solutions providers to fuel the expansion of next-generation AI data centers, enterprises, and communication networks. In the data center space, this includes hyperscalers, data center operators, colocation companies, and the solution providers that support them, including silicon manufacturers, OEMs, and others. In the eight years prior to this role, Mr. Campbell served as Senior Vice President, Component Services Group, where he led the commercialization and growth of Component Services and Infinex, before later assuming the role of President of Consumer Devices in February 2022. Prior to his time at Flex, Mr. Campbell started his career at Texas Instruments and Advanced Micro Devices in technical sales management roles. He joined Flex from Future Electronics, a multi-billion-dollar electronics distributor, where he was a corporate vice president. Mr. Campbell holds a BS in electrical engineering from the University of Florida and completed the Executive Education program at Stanford Graduate School of Business.

Kwanghooi (Hooi) Tan. Mr. Tan is expected to serve as Spinco’s Chief Operating Officer. Mr. Tan has served as Chief Operating Officer of Flex since October 2024, where he leads global manufacturing, procurement, supply chain, operational excellence, and quality systems. Prior to his current role, he served as Flex’s President, Global Operations and Components from April 2022 until September 2024. Over the course of his 23 years at Flex, Mr. Tan has held many leadership roles, including Senior Vice President, Global Operations from May 2016 until March 2022, overseeing more than 100 facilities across 30 countries. He also led operations for the Company’s Asia region, where he drove impactful productivity and efficiency programs and delivered significant P&L improvements. Prior to joining Flex, Mr. Tan worked at Solectron, an electronics manufacturing company for OEMs, where he held a variety of leadership roles in operations, program management, business development and government affairs. He holds a BS in electrical engineering from Purdue University.

Scott Offer. Mr. Offer is expected to serve as Spinco’s Chief Legal Officer. Mr. Offer has served as Executive Vice President, General Counsel of Flex since September 2016 and leads its global legal function, including government relations, corporate governance, brand protection and security, intellectual property, contracts, litigation, and ethics and compliance. In 2025, he was named one of the Top 20 General Counsel of the Last Two Decades by the Financial Times Innovative Lawyers program for pioneering legal department innovation and transformation. Prior to joining Flex, Mr. Offer served as Senior Vice President and General Counsel at Lenovo. Before that, he served as Senior Vice President and General Counsel for Motorola Mobility, a Google company, and prior to that, Senior Vice President and General Counsel, Motorola Mobility, Inc. Before joining Motorola in 2010, he worked for the law firm Boodle Hatfield. Mr. Offer holds a law degree from the London School of Economics and Political Science and is qualified as a lawyer in the United Kingdom and the United States.

Directors

The following table sets forth information with respect to those persons who are expected to serve on the Spinco Board of Directors following the completion of the Spin-Off, and is followed by biographies of each such individual. The Flex Board of Directors will continue to evaluate the composition of the future board in order to reflect an appropriate mix of skills, experience and attributes, and additional individuals may be added to the Spinco Board of Directors in the future.

Name	Age	Title
William D. Watkins	73	Chair of the Spinco Board of Directors
Revathi Advaithi	58	Chief Executive Officer and Director
Mark Eubanks	54	Director
Michael E. Hurlston	59	Director
David Johnson	59	Director
Charles K. Stevens, III	66	Director
Maryrose Sylvester	60	Director

William D. Watkins. Mr. Watkins is expected to serve as the Chair of the Spinco Board of Directors. Mr. Watkins has served as a member of Flex Board of Directors since 2009, and currently serves as Independent Chair of the Board of Directors and Chair of the Nominating and Governance Committee, and will continue to serve in these roles until the completion of the Spin-Off. Prior to joining Flex, Mr. Watkins was Chief Executive Officer of Imergy Power Systems, Inc., a leading innovator in cost-effective energy storage solutions, from 2013 to 2016, and was appointed Chairperson of the Board in January 2015, a position he held until August 2016. Prior to that, Mr. Watkins served as Chairperson of the Board of Bridgelux, Inc., a leading light emitting diode developer, from February 2013 to December 2013 and as its Chief Executive Officer from January 2010 to February 2013. He previously served as Chief Executive Officer of Seagate Technology (Nasdaq: STX), a provider of electronic data storage solutions and systems, from 2004 through January 2009, and as Seagate’s President and Chief Operating Officer from 2000 until 2004. During that time, he was responsible for Seagate’s hard disc drive operations, including recording heads, media and other components, and related R&D and product development organizations. Mr. Watkins joined Seagate in 1996 in connection with the company’s merger with Conner Peripherals. Mr. Watkins currently serves on the board of directors of Nextpower Inc. (Nasdaq: NXT). Mr. Watkins previously served on the boards of directors of Avaya Holdings Corp. from 2017 to 2023 and Maxim Integrated Products, Inc. from 2008 to 2021. Mr. Watkins’ extensive operational and management experience leading technology manufacturing businesses on a global scale, deep understanding of the electronics and semiconductor industries, and technology and cybersecurity experience as an executive serving businesses in encryption, enterprise, desktop, mobile computing, and electronics industries, qualify him to serve as a director of Spinco.

Revathi Advaithi. Ms. Advaithi is expected to serve as a member of the Spinco Board of Directors. Ms. Advaithi’s current service as Flex’s Chief Executive Officer, with a broad and deep understanding of Flex, the industries in which it participates, and the strategic actions necessary to deliver long-term profitable growth, together with her leadership experience in engineering, operations, logistics, and international supply chain management, qualify her to serve as a director of Spinco. See “Executive Officers” above for Ms. Advaithi’s biography.

Mark Eubanks. Mr. Eubanks is expected to serve as a member of the Spinco Board of Directors. Mr. Eubanks has served as President, Chief Executive Officer, and director of The Brink’s Company (NYSE: BCO), a leading global provider of cash and valuables management, digital retail solutions, and ATM managed services, since May 2022. Prior to that, he served as The Brink’s Company’s Executive Vice President and Chief Operating Officer from September 2021 to May 2022. Before joining The Brink’s Company, Mr. Eubanks served as President, Europe, Middle East and Africa for Otis Worldwide Corporation (NYSE: OTIS) from April 2019 to September 2020. Prior to that, he served as Group President, Electrical Products, for Eaton Corporation plc (NYSE: ETN), a global power management company, from 2015 to 2019. Mr. Eubanks currently serves as an Advisory Board Member for the University of Florida College of Electrical and Computer Engineering. He holds an MBA from Emory University and a BS in electrical engineering from the University of Florida. Mr. Eubanks’ experience as a public company chief executive officer leading global operations, combined with his deep background in the electrical products and power management industries and international operational expertise across multiple geographic regions, qualify him to serve as a director of Spinco.

Michael E. Hurlston. Mr. Hurlston is expected to serve as a member of the Spinco Board of Directors. With over 30 years of business and technology leadership experience, Mr. Hurlston currently serves as President and Chief Executive Officer of Lumentum Holdings Inc. (Nasdaq: LITE), a market-leading designer and manufacturer of innovative optical and photonic products for cloud/AI, networking, and industrial applications. Prior to joining Lumentum in February 2025, he served as President and Chief Executive Officer and as a director of Synaptics Incorporated (Nasdaq: SYNA), a global leader in IoT semiconductor solutions and human interface solutions combining IoT and AI, from 2019 to 2025. Before joining Synaptics, Mr. Hurlston was Chief Executive Officer and a member of the board of directors of Finisar Corporation, a leader in optical communications, from 2018 to 2019. He also served as Executive Vice President, Worldwide Sales and in a variety of management roles over the course of his nearly 20-year career with Broadcom Limited (Nasdaq: AVGO), a leading developer and supplier of a broad range of semiconductor solutions. Mr. Hurlston currently serves on the board of directors of Lumentum Holdings Inc. (Nasdaq: LITE) and Astera Labs, Inc. (Nasdaq: ALAB). He previously served on the boards of directors of Synaptics Incorporated (Nasdaq: SYNA) from 2019 to 2025 and Ubiquiti Inc. (NYSE: UI) from 2016 to 2021. He also serves on the Board of Executive Trustees of the UC Davis Foundation. He received his BS in electrical engineering and his MBA from the University of

California, Davis. Mr. Hurlston’s experience as a public company chief executive officer, deep expertise in the semiconductor industry, significant technology and global experience, and proven track record of growing large technology businesses to achieve consistent profitable growth and market penetration, qualify him to serve as a director of Spinco.

David Johnson. Mr. Johnson is expected to serve as a member of the Spinco Board of Directors. Mr. Johnson has served as Chief Financial Officer of Vylor Inc. (NYSE: VYLR), an advanced seed and genetics company, since its separation from Corteva, Inc. (NYSE: CTVA), a global developer and supplier of agricultural products and digital farming solutions (“Corteva”), on October 1, 2026. Prior to his current role, he served as Executive Vice President and Chief Financial Officer of Corteva from September 2024 to September 2026, and has more than 30 years of experience in strategic and financial planning, risk assessment, mergers and acquisitions, global tax strategies, international operations, and internal controls. Prior to that, he served as Atkore Inc.’s (NYSE: ATKR) Chief Financial Officer and Chief Accounting Officer from August 2018 through August 2024. Before joining Atkore Inc., Mr. Johnson served in various finance leadership roles at Eaton Corporation plc (NYSE: ETN) from 1995 through 2018. Most recently at Eaton, Mr. Johnson was Vice President-Finance & Operations for the electrical sector business, where he was responsible for sector financial planning, analysis, and reporting, compliance, credit and collections, government accounting, global purchasing, manufacturing strategies, and logistics and distribution. Prior to that, Mr. Johnson was Vice President-Finance and Planning for the Americas region (Eaton Electrical) where he was responsible for reporting, planning, acquisitions, and implementing common financial policies and reporting across numerous recently acquired businesses. During his tenure at Eaton, Mr. Johnson held other roles of progressive responsibility, including plant controller, division controller, Director of Finance & Business Development, Vice President of Finance & Business Development, and Vice President of Finance & Planning—Europe, Middle East, and Asia. Mr. Johnson earned an MBA from Duquesne University and a BS in finance from Indiana University of Pennsylvania. Mr. Johnson’s significant leadership experience as a public company chief financial officer, deep expertise in financial and accounting operations, mergers and acquisitions, and international finance, and his extensive background in the electrical sector and global manufacturing industries, qualify him to serve as a director of Spinco.

Charles K. Stevens, III. Mr. Stevens is expected to serve as a member of the Spinco Board of Directors. Mr. Stevens retired as Executive Vice President and Chief Financial Officer of General Motors Company (NYSE: GM) in March 2019, after a 40-year career at the global automotive company that designs, manufactures, markets, and distributes vehicles and vehicle parts, and sells financial services. From 1994 to 2005, he held several leadership positions in General Motors’ Asia Pacific region, including China, Singapore, Indonesia and Thailand. He returned to North America in 2006 and assumed the role of CFO for General Motors Canada, CFO for GM Mexico in 2008 and CFO for GM North America in 2010. In 2014, Mr. Stevens was named Executive Vice President and CFO of General Motors Corporation, where he was responsible for leading the company’s financial and accounting operations worldwide. Mr. Stevens currently serves on the boards of directors of Genuine Parts Company (NYSE: GPC) and Masco Corporation (NYSE: MAS). He previously served on the boards of directors of Eastman Chemical Company (NYSE: EMN) from 2020 to 2024 and Tenneco Inc. from 2020 to 2022. He received his BIA from General Motors Institute (now Kettering University) and MBA from the University of Michigan-Flint. Mr. Stevens’ significant leadership experience in financial and accounting operations at a large, global publicly held manufacturing company, valuable understanding of international financial matters, risk evaluation and management, and mergers and acquisitions, and his extensive current and past public company board experience, qualify him to serve as a director of Spinco.

Maryrose Sylvester. Ms. Sylvester is expected to serve as a member of the Spinco Board of Directors. Ms. Sylvester most recently served as U.S. Managing Director and U.S. Head of Electrification for ABB Ltd (NYSE: ABB), a global technology company operating in the areas of electrification, robotics, power, and automation, from June 2019 to August 2020. Prior to joining ABB Ltd, she spent more than 30 years at GE (NYSE: GE), where she held a number of leadership roles including President and CEO of GE Current, a digital power service business delivering integrated energy systems, from 2015 to 2019, President and CEO of GE Lighting, a leading global lighting provider, from 2011 to 2015, and President and CEO of GE Intelligent

Platforms, an industrial automation provider, from 2006 to 2011. Her global supply chain experience during her tenure at GE includes roles as Director of Sourcing for GE Lighting in Budapest, Hungary, and Global Sourcing Director for GE Lighting. Ms. Sylvester currently serves on the boards of directors of Harley-Davidson, Inc. (NYSE: HOG), Vontier Corporation (NYSE: VNT), and Waste Management, Inc. (NYSE: WM). She holds a BSBA in procurement and production management from Bowling Green State University and an MBA from Cleveland State University. Ms. Sylvester’s extensive experience in leading and transforming global industrial businesses, her significant knowledge and expertise in product development and delivering technology-enabled and energy-efficient, sustainable solutions, and her experience serving on large public company boards, qualify her to serve as a director of Spinco.

Spinco’s Board Following the Spin-Off and Corporate Governance Guidelines

Upon completion of the Spin-Off, Spinco expects that the Spinco Board of Directors will comprise seven directors. There will be nine authorized directors with two seats vacant upon the completion of the Spin-Off. After completion of the Spin-Off, the Spinco Board of Directors is expected to consist of such number of directors as shall be determined from time to time solely by resolution of the Spinco Board of Directors. The directors will be divided into three classes, as nearly equal in number as is reasonably possible, with staggered three-year terms. At each annual meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are expected to be divided among three classes.

Spinco has not yet set the date of the first annual meeting of shareholders to be held following the Spin-Off. Spinco expects that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the Spinco Board of Directors into three classes with staggered three-year terms may delay or prevent a change of Spinco management or a change of control.

The Spinco Board of Directors is expected to adopt corporate governance guidelines (the “Corporate Governance Guidelines”) that will provide a framework for the effective governance of Spinco. The Corporate Governance Guidelines will address significant corporate governance issues, including, among other things: the appointment, role, and responsibilities of Spinco’s Lead Independent Director, if any; director nominee qualifications; director independence; limitations on director service on other boards; director orientation and continuing education; annual performance evaluations of the Spinco Board of Directors and committees; and succession planning and management development. A copy of the Corporate Governance Guidelines will be available at Spinco’s website at axiomsolutions.com.

Director Independence

The Spinco Board of Directors will annually review the relationship that each director has with Spinco. Following such annual review, only those directors who the Spinco Board of Directors affirmatively determines do not have a relationship which, in the opinion of the Spinco Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, under the listing standards of Nasdaq, will be considered independent directors. At the time of the Spin-Off, the Corporate Governance Guidelines are expected to adopt the definition of independence described in the director independence requirements for Nasdaq-listed companies. In doing so, the Spinco Board of Directors will take into account certain factors listed in the Corporate Governance Guidelines and such other factors as it may deem relevant. A majority of the Spinco Board of Directors will be comprised of independent directors upon completion of the Spin-Off. Spinco expects that all directors, except Ms. Advaithi who will be the Chief Executive Officer of Spinco, will meet the independence requirements set forth in the listing standards of Nasdaq at the time of the Spin-Off. There are no family relationships among any of Spinco’s directors or executive officers.

Board Committees

Effective upon the completion of the Spin-Off, the Spinco Board of Directors is expected to have three standing committees: an Audit Committee, a Compensation and People Committee, and a Nominating and Governance Committee. The principal functions of each committee are briefly described below. Spinco intends to comply with the listing requirements and other rules and regulations of Nasdaq, as amended or modified from time to time, with respect to each of these committees and each of these committees will be composed exclusively of independent directors. Additionally, the Spinco Board of Directors may, from time to time, establish other committees to facilitate the Spinco Board of Directors’ oversight of management of the business and affairs of Spinco.

Audit Committee

The Audit Committee of the Spinco Board of Directors (“Audit Committee”) is expected to composed of Mr. Stevens, who is expected to be the Chair, and Messrs. Eubanks and Johnson. The purpose of the Audit Committee will be to assist the Spinco Board of Directors in discharging its oversight responsibility by: (i) reviewing the integrity of the accounting and financial reporting processes of Spinco and its subsidiaries and the audit of Spinco’s financial statements; (ii) overseeing Spinco’s compliance with legal and regulatory requirements; (iii) reviewing the independent accountants’ qualifications and independence; (iv) overseeing the performance of Spinco’s internal audit function and Spinco’s independent accountants; and (v) preparing the report required by the rules of the SEC to be included in Spinco’s annual proxy statement. Among other things, the Audit Committee will also:

•	be directly responsible for appointing, compensating, and overseeing independent accountants, with input from management;

•	pre-approve all audit and non-audit services provided by Spinco’s independent accountants;

•	review annual and quarterly financial statements;

•	review adequacy of accounting and financial personnel resources;

•	review the internal audit plan and internal controls;

•

review and discuss with management risk assessment and enterprise risk management policies, including risks related to financial reporting, accounting, internal controls, fraud, capital structure, legal and regulatory compliance, and cybersecurity;

•

review and discuss with management the implementation of legal and regulatory requirements regarding public disclosure of topics covered by the corporate responsibility and sustainability programs; and

•	oversee the ethics and compliance program.

Compensation and People Committee

The Compensation and People Committee of the Spinco Board of Directors (“Compensation and People Committee”) is expected to be composed of Ms. Sylvester, who is expected to be the Chair, and Mr. Hurlston. The purpose of the Compensation and People Committee will be to (i) carry out responsibilities of the Spinco Board of Directors relating to the compensation of Spinco’s executives, (ii) produce the Compensation Committee Report for inclusion in Spinco’s proxy statement, in accordance with applicable rules and regulations, and (iii) periodically review Spinco’s people policies, programs, and initiatives. Among other things, the Compensation and People Committee will also:

•	evaluate and approve executive officer compensation;

•	review Spinco’s people programs and initiatives;

•	review and approve corporate goals and objectives for Spinco Chief Executive Officer’s compensation and evaluate Spinco Chief Executive Officer’s performance in light of those goals and objectives;

•	oversee incentive and equity-based compensation plans;

•	review and make changes to benefit plans, or recommend changes to the Spinco Board of Directors if required;

•	review and approve the compensation recovery (clawback) policy, or amendment to the policy, that is applicable to executive officers, and oversee and administer such policy;

•	review and make recommendations on non-employee director compensation;

•	review and approve stock ownership guidelines; and

•	oversee the Chief Executive Officer succession planning process and senior leadership development program.

Nominating and Governance Committee

The Nominating and Governance Committee of the Spinco Board of Directors (“Nominating and Governance Committee”) is expected to be composed of Mr. Watkins, who is expected to be Chair, Ms. Sylvester and Mr. Stevens. The purpose of the Nominating and Governance Committee will be to (i) develop and recommend to the Spinco Board of Directors a set of corporate governance principles applicable to Spinco, (ii) identify individuals qualified to become members of the Spinco Board of Directors and, consistent with criteria approved by the Spinco Board of Directors, make recommendations to the Spinco Board of Directors regarding director candidates for membership on the Spinco Board of Directors, (iii) assist the Spinco Board of Directors in overseeing Spinco’s corporate responsibility and sustainability policies and programs and (iv) oversee the evaluation of the Spinco Board of Directors. Among other things, the Nominating and Governance Committee will also:

•	evaluate and recommend the size and composition of board and committees and functions of committees;

•	develop and recommend board membership criteria;

•	identify, evaluate, and recommend director candidates;

•	review corporate governance issues and practices;

•	manage the annual board and committee evaluation process; and

•	review and oversee responses regarding shareholder proposals relating to corporate governance, corporate responsibility, or sustainability matters.

Leadership Structure

The Spinco Board of Directors will not have a policy with respect to whether the roles of Chair of the Spinco Board of Directors (“Chair of the Board”) and Chief Executive Officer should be separate and, if they are to be separate, whether the Chair of the Board should be selected from Spinco’s non-employee directors or should be an employee. Spinco believes the leadership structure of the Spinco Board of Directors at any point in time should be based upon an assessment of the needs of the Spinco Board of Directors and Spinco at the time after giving consideration to, among other things, Spinco’s business plans, strategic opportunities, and succession planning priorities. The Spinco Board of Directors will also consider the views of shareholders, including as it relates to director independence, as well as corporate governance and industry trends. Spinco’s Corporate Governance Guidelines will provide that the Spinco Board of Directors will appoint a Lead Independent Director if the Chair of the Board is not an independent director under Nasdaq listing standards or if the Spinco Board of Directors otherwise deems it appropriate. Spinco’s Lead Independent Director, if appointed, will play an important role in maintaining effective independent oversight of Spinco.

Role of the Spinco Board of Directors in Risk Oversight

The Spinco Board of Directors will be responsible for overseeing the risk management process and exercise this risk oversight through both the Spinco Board of Directors and its committees. The Audit Committee will oversee the enterprise risk management, internal audit and internal controls processes and policies, and Spinco’s Chief Audit Executive. It will also oversee financial reporting, accounting, internal controls, fraud, and capital structure; cybersecurity; legal and regulatory compliance, including Spinco’s ethics and compliance program; legal and regulatory requirements regarding public disclosure of topics that will be covered by Spinco’s corporate responsibility and sustainability programs; tax and transfer pricing matters; and general business risks. The Compensation and People Committee will oversee compensation programs, policies, and practices; equity and other incentive plans; recruiting, engagement, and retention; people programs, policies, and practices; and Chief Executive Officer succession planning and senior leadership development. The Nominating and Governance Committee will oversee board and committee composition, including board leadership structure; director succession planning; corporate governance policies and practices; and corporate responsibility and sustainability policies and programs, including related to human rights and environmental and climate change.

While Spinco’s management will be responsible for the day-to-day management of the various risks facing Spinco, the Spinco Board of Directors, both as a full board and through its committees, will be responsible for monitoring management’s actions and decisions. As a part of its oversight responsibilities, the Spinco Board of Directors and the Audit Committee will regularly monitor management’s processes for identifying and addressing areas of material risk to Spinco. In doing so, the Spinco Board of Directors and the Audit Committee will receive regular assistance and input from the other committees of the Spinco Board of Directors, as well as regular reports from members of senior management.

Selection of Nominees for Directors

The Nominating and Governance Committee will be responsible for recommending nominees for membership to the Spinco Board of Directors. The Nominating and Governance Committee may receive suggestions for candidates from individual Board members, including Spinco’s Chief Executive Officer, as well as from shareholders of Spinco. The Corporate Governance Guidelines will include qualification guidelines for director nominees. All candidates will be evaluated by the Nominating and Governance Committee using these qualification guidelines and any other factors the Nominating and Governance Committee deems relevant.

Shareholders wishing to recommend individuals for consideration as directors must contact the Nominating and Governance Committee by delivering a written notice to Spinco’s Corporate Secretary at Spinco’s principal executive offices and including the following in the notice: the name and address of the shareholder as they appear on Spinco’s books or other proof of share ownership; the class and number of shares of Spinco common stock beneficially owned by the shareholder as of the date the shareholder gives written notice; a description of all arrangements or understandings between the shareholder and the director candidate and any other person(s) pursuant to which the recommendation or nomination is to be made by the shareholder; the name, age, business address and residence address of the director candidate and a description of the director candidate’s business experience for at least the previous five years; the principal occupation or employment of the director candidate; the class and number of shares of Spinco common stock beneficially owned by the director candidate; the consent of the director candidate to serve as a member of the Spinco Board of Directors if appointed or elected; and any other information required to be disclosed with respect to a director nominee in solicitations for proxies for the election of directors pursuant to applicable rules of the SEC. The committee may require additional information as it deems reasonably required to determine the eligibility of the director candidate to serve as a member of the Spinco Board of Directors. Shareholders recommending candidates for consideration by the Spinco Board of Directors in connection with the next annual meeting of shareholders should submit their written recommendation no later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Spinco. The committee will evaluate director candidates recommended by shareholders for election to the Spinco Board of Directors in the same manner and using the same criteria as it uses for any other director candidate. If the committee determines that a shareholder-recommended candidate is suitable for membership on the Spinco Board of Directors, it will include the candidate in the pool of candidates to be considered for nomination upon the occurrence of the next vacancy on the Spinco Board of Directors or in connection with the next annual meeting of shareholders. Shareholders wishing to nominate directors for inclusion in Spinco’s proxy statement pursuant to the proxy access provisions in Spinco’s bylaws, or to otherwise nominate directors for election at Spinco’s annual meeting of shareholders, must follow the procedures described in Spinco’s bylaws.

Code of Business Ethics

Prior to the completion of Spinco’s Spin-Off from Flex, Spinco will adopt a Code of Business Ethics that applies to Spinco’s directors, officers, and employees, including Spinco’s Chief Executive Officer and Chief Financial Officer. The Code of Business Ethics will be designed to deter wrongdoing and to promote, among other things:

•	honest and ethical conduct, including the ethical handling of conflicts of interest;

•	full, fair, accurate, timely, and understandable disclosure in Spinco reports;

•	compliance with applicable laws and governmental rules and regulations;

•	prompt internal reporting of violations of the Code of Business Ethics; and

•	the protection of Spinco’s legitimate business interests.

Spinco will make a copy of the Code of Business Ethics available on its website at axiomsolutions.com. To the extent required by rules adopted by the SEC and Nasdaq, Spinco intends to promptly disclose future amendments to certain provisions of the Code of Business Ethics, or waivers of such provisions granted to executive officers and directors, on Spinco’s website under the Corporate Governance section at axiomsolutions.com.

FLEX MANAGEMENT

Flex Executive Officers

The following table sets forth information regarding individuals who are expected to serve as Flex’s executive officers following the Spin-Off and is followed by biographies of each such executive officer.

Name	Age	Position
Michael P. Hartung	58	Chief Executive Officer
Amy B. Schwetz	51	Chief Financial Officer
Rodrigo DallOglio	47	Chief Operating Officer
Dennis Kirkpatrick	61	President, Integrated Technology Solutions
Mike Thoeny	59	President, Regulated Manufacturing Solutions
Andy Powell	56	Chief Legal Officer

Michael P. Hartung. Mr. Hartung is expected to serve as Flex’s Chief Executive Officer following the Spin-Off. Mr. Hartung currently serves as Flex’s President, Chief Commercial Officer. In this role, he leads Flex’s go-to-market organization, including Flex’s operating segments. He is responsible for aligning Flex’s commercial and business strategies, scaling end-to-end lifecycle services from design to scaled production through end of life, as well as leading product technology innovation to enable customers across a diverse set of industries. Prior to holding his current position, he served as Flex’s President, Agility Solutions from April 2020, and before that he held the positions of Senior Vice President of Lifestyle from July 2013 and Vice President of Flex’s Capital Equipment market segment from October 2007 to July 2013. Mr. Hartung joined Flex through the acquisition of Solectron in October 2007, where he served in senior roles, including Vice President of the Computing & Storage business unit with direct responsibility for sales, marketing, and account management functions. He holds a BA in economics from the University of California, Los Angeles and attended a variety of executive education programs, most notably at Stanford University.

Amy B. Schwetz. Ms. Schwetz is expected to join Flex as Chief Financial Officer of Regulated Manufacturing Solutions and Integrated Technology Solutions on October 5, 2026, and serve as Flex’s Chief Financial Officer following the Spin-Off. She previously served as Senior Vice President and Chief Financial Officer of Flowserve Corporation (NYSE: FLS), a leading provider of fluid motion and control products and services, from February 2020 to September 2026. Previously, Ms. Schwetz was Executive Vice President and Chief Financial Officer at Peabody Energy Corporation (NYSE: BTU), a coal company with mining operations in the United States and Australia. Prior to becoming Chief Financial Officer of Peabody Energy in July 2015, she held various roles of increasing responsibility at Peabody Energy from August 2005. Prior to joining Peabody Energy, Ms. Schwetz was employed by Ernst & Young LLP, an international accounting firm, where she held multiple audit roles over eight years. She holds a BS in accounting from Indiana University.

Rodrigo DallOglio. Mr. DallOglio is expected to serve as Flex’s Chief Operating Officer following the Spin-Off. Mr. DallOglio joined Flex in 2001 and has served as President of Operational Excellence and Transformation, leading Flex’s automation, lean, global shared services, facilities, real estate, quality and digital transformation initiatives, since July 2024. Prior to holding his current position, Mr. DallOglio served as Senior Vice President of Operations for Consumer Devices and Lifestyle and led Latin American operations since December 2021. Prior to that, he served as Flex’s Vice President of Finance for the Americas region since June 2019. He holds a bachelor’s degree in international business from Universidade Paulista and an MBA from Fundação Getulio Vargas.

Dennis Kirkpatrick. Mr. Kirkpatrick is expected to serve as Flex’s President of Integrated Technology Solutions following the Spin-Off. Mr. Kirkpatrick joined Flex in 2006 and has served as President of Lifestyle, Consumer Devices, and Core Industrial, leading global businesses serving many of the world’s leading brands, since 2023. Prior to his current role, Mr. Kirkpatrick served as Senior Vice President of Core Industrial from

2022 to 2023, and before that, he served as Vice President of Sales for Communication, Enterprise and Cloud as part of Flex’s Agility segment from 2020 to 2022. He holds a BS from Bucknell University and an MBA from La Sale University.

Mike Thoeny. Mr. Thoeny is expected to serve as Flex’s President of Regulated Manufacturing Solutions following the Spin-Off. Mr. Thoeny joined Flex in June 2020, serving as President of Automotive. He previously held senior leadership roles spanning P&L, commercial, and product development. Mr. Thoeny has served on the Advisory Group of the Global Semiconductor Alliance, a leading semiconductor industry organization, since 2021. Mr. Thoeny will be resigning from this advisory group in October 2026. Mr. Thoeny holds a bachelor’s degree in electrical engineering from Rose-Hulman Institute of Technology and an MBA in marketing from Indiana University Kelley School of Business.

Andy Powell. Mr. Powell is expected to serve as Flex’s Chief Legal Officer following the Spin-Off. Mr. Powell joined Flex in 2017 and has served as Senior Vice President and Deputy General Counsel, Chief Ethics & Compliance Officer, where he leads Flex’s global ethics and compliance, litigation, labor and employment, legal operations, board management, and government relations functions, since May 2017. Previously, Mr. Powell served as Lead Counsel of Global M&A and Investments at Lenovo. He also served as the General Counsel for Lenovo’s Cloud and Software business unit, supporting compliance and data privacy. Before Lenovo, he served as Vice President and Assistant General Counsel at Cricket Wireless. He started his career with Baker & McKenzie LLP in London. Mr. Powell holds law degrees from Coventry University and Cambridge University and is qualified as a lawyer in both the United Kingdom and the United States.

Flex Directors

The following table sets forth information with respect to those persons who are expected to serve on the Flex Board of Directors following the completion of the Spin-Off, and is followed by biographies of each such individual. Following the Spin-Off, Ms. Advaithi is expected to serve as Non-Executive Chair of the Flex Board of Directors for a transitional period not to exceed 24 months, during which time she will simultaneously serve as Chief Executive Officer and a director of Spinco. Prior to the Spin-Off, Flex expects to appoint a lead independent director, effective upon completion of the Spin-Off.

Name	Age	Position
Revathi Advaithi	58	Non-Executive Chair of the Board of Directors
Michael P. Hartung	58	Chief Executive Officer and Director
John D. Harris II	65	Director
Erin L. McSweeney	61	Director
George R. Oliver	66	Director
Lay Koon Tan	67	Director
Patrick J. Ward	63	Director
Brian Yoor	56	Director

Revathi Advaithi. Ms. Advaithi has served as a member of the Flex Board of Directors since 2019. Ms. Advaithi is expected to continue to serve as a member of the Flex Board of Directors for a transitional period following the Spin-Off. Ms. Advaithi’s current service as Flex’s Chief Executive Officer, with a broad and deep understanding of Flex, the industries in which it participates, and the strategic actions necessary to deliver long-term profitable growth, together with her leadership experience in engineering, operations, logistics, and international supply chain management, qualify her to serve as a director of Flex. See “Axiom Management—Executive Officers” above for Ms. Advaithi’s biography.

Michael P. Hartung. Mr. Hartung is expected to serve as a member of the Flex Board of Directors. Mr. Hartung’s extensive experience leading Flex’s commercial and operational functions on a global scale, his deep understanding of Flex’s customers, markets, and operations, and his track record of driving growth and business development across diverse industries, qualify him to serve as a director of Flex. See “Executive Officers” above for Mr. Hartung’s biography.

John D. Harris II. Mr. Harris has served as a member of the Flex Board of Directors since 2020. Mr. Harris most recently served as Vice President of Business Development for Raytheon Company and Chief Executive Officer of Raytheon International, Inc., a wholly owned subsidiary of Raytheon Company, a global engineering and technology company focused on aviation, space and defense. In this role, he was responsible for worldwide sales and marketing, Raytheon’s international business and its government relations operations functions as well as developing and leading the execution of Raytheon’s global business strategy. In his 35-year career with Raytheon, Mr. Harris held several leadership positions including vice president roles overseeing operations, contracts, supply chain, electronic systems, and intelligence, information and technical services. Mr. Harris currently serves on the boards of directors of Cisco Systems, Inc. (Nasdaq: CSCO), a designer and global provider of hardware, software, and artificial intelligence powered digital infrastructure, ExxonMobil Corporation (NYSE: XOM), a global energy and petrochemical company, and Kyndryl Holdings, Inc. (NYSE: KD), a global provider of mission-critical enterprise technology services. He received his BSBA from Boston University. Mr. Harris’ track record in developing and managing large-scale global businesses, his technology, digital and cybersecurity experience, and his competencies in talent management, culture development and strategic planning, qualify him to serve as a director of Flex.

Erin L. McSweeney. Ms. McSweeney has served as a member of the Flex Board of Directors since 2020. Ms. McSweeney currently serves as Executive Vice President and Chief People Officer of UnitedHealth Group Incorporated (NYSE: UNH), a large health care and well-being company, and is responsible for developing and implementing its enterprise people and culture strategy, a role she has held since March 2022. Before that, she served as UnitedHealth Group’s Executive Vice President and Chief of Staff to the Chief Executive Officer. Ms. McSweeney previously served as Executive Vice President, Chief Human Resources Officer of Optum, Inc., the global health services platform of UnitedHealth Group. Before joining Optum, she was Executive Vice President, Chief Human Resources Officer for EMC Corporation (now Dell EMC). In this role, she led all strategic and operational aspects of human resources, including organizational design, talent management, total rewards, diversity and inclusion, and the overall employee experience. She also served as Chief Human Resources Officer at VCE, a joint venture of EMC, Cisco and VMWare, Inc., and now a full business unit within EMC. Ms. McSweeney holds a BS from the University of New Hampshire, an MBA from Suffolk University, and a law degree from New England Law. Ms. McSweeney’s extensive experience in elevating organizational performance and strengthening cultural values, and expertise in leading all strategic and operational aspects of human resources, qualify her to serve as a director of Flex.

George R. Oliver. Mr. Oliver was appointed as a member of the Flex Board of Directors, effective September 24, 2026. Mr. Oliver brings more than three decades of public company executive leadership, global commercial and manufacturing operations, technology, and strategy development experience. Mr. Oliver most recently served as Chairman and Chief Executive Officer of Johnson Controls International plc (NYSE: JCI), a global provider of building systems, equipment, controls, fire, security, HVAC, and digital building solutions, prior to his retirement in 2025. He was named Chief Executive Officer in 2017 following the merger of Johnson Controls and Tyco International Ltd. Prior to his appointment as Chairman and Chief Executive Officer, Mr. Oliver served as President and Chief Operating Officer of Johnson Controls, and before that as Chief Executive Officer and a director of Tyco International Ltd. from 2012 to 2016, having previously served as President of Tyco Fire Protection, Tyco Safety Products, and Tyco Electrical & Metal Products. Before joining Tyco, Mr. Oliver served in operational leadership roles of increasing responsibility within several divisions of General Electric (NYSE: GE). Mr. Oliver currently serves on the boards of directors of RTX Corporation (NYSE: RTX), the aerospace and defense systems provider, and NVR, Inc. (NYSE: NVR), a homebuilding company. He also serves on the board of trustees of United Way of Greater Milwaukee. He holds a BS in mechanical engineering from Worcester Polytechnic Institute. Mr. Oliver’s extensive experience in public company executive leadership, deep expertise in commercial and manufacturing operations, and his current and past public company board experience, qualify him to serve as a director of Flex.

Lay Koon Tan. Mr. Tan has served as a member of the Flex Board of Directors since 2012. Mr. Tan most recently served as the President and Chief Executive Officer and a director of STATS ChipPAC Ltd., a leading service provider of semiconductor packaging design, bump, probe, assembly, test and distribution solutions, from August 2004 to November 2015 and of its predecessor, ST Assembly Test Services Ltd., from June 2002. Mr. Tan joined ST Assembly Test Services Ltd. in May 2000 as its Chief Financial Officer, and in August 2004, he led the formation of STATS ChipPAC Ltd. with the acquisition of ChipPAC, Inc., becoming the combined company’s founding President and Chief Executive Officer. Prior to joining ST Assembly Test Services Ltd., Mr. Tan was an investment banker with Salomon Smith Barney, the global investment banking unit of Citigroup Inc. Before that, he held various senior positions in government and financial institutions in Singapore. Mr. Tan graduated with a BE with first class honors from the University of Adelaide, Australia, where he was a Colombo Plan Scholar. He also received an MBA with distinction from the University of Pennsylvania’s Wharton School of Business, where he was elected a Palmer Scholar. Mr. Tan’s deep financial expertise and experience in investment matters and business development, his experience in driving innovation and growth through entrepreneurial endeavors in the technology sector, including in the semiconductor industry, and his executive leadership experience, qualify him to serve as a director of Flex.

Patrick J. Ward. Mr. Ward has served as a member of the Flex Board of Directors since 2022. Mr. Ward most recently served as Vice President and Chief Financial Officer of Cummins Inc. (NYSE: CMI), a global power leader that designs, manufactures, distributes and services engines and related technologies. Prior to serving as Cummins’ Chief Financial Officer, Mr. Ward held a broad range of global financial leadership positions including serving as Vice President, Engine Business Controller and Executive Director, Power Generation Business Controller. Mr. Ward currently serves on the boards of directors of Corteva, Inc. (NYSE: CTVA), a global provider of seed and crop protection solutions, and Solstice Advanced Materials Inc (Nasdaq: SOLS), a global, differentiated advanced materials company. Mr. Ward previously served as a director of E.I. du Pont de Nemours and Company and remained a board member through its merger with DowDuPont Inc. Mr. Ward received his HNC in accounting from the Dundee College of Commerce and his MBA from the University of Strathclyde. Mr. Ward’s extensive experience as a chief financial officer and executive of a global public company, his significant financial expertise, including in financial reporting, public accounting, capital markets, investment management and investor relations, and his public company board experience, qualify him to serve as a director of Flex.

Brian Yoor. Mr. Yoor is expected to serve as a member of the Flex Board of Directors following the Spin-Off. Mr. Yoor most recently served as Executive Vice President and Chief Financial Officer of Abbott Laboratories (NYSE: ABT), a global healthcare company focused on medical devices, diagnostics, nutrition, and pharmaceuticals. Mr. Yoor served in that capacity from 2015 to 2020, leading global finance, capital allocation, investor relations, and enterprise financial strategy across a diversified healthcare platform. Mr. Yoor brings deep expertise in financial operations, controllership, and healthcare finance, having held multiple senior finance leadership roles across Abbott’s diagnostics, nutrition, and pharmaceutical businesses over a 20+ year career. He has strong experience in capital markets, investor engagement, and operational finance, including leadership of Abbott’s investor relations function prior to becoming Chief Financial Officer. Mr. Yoor also served as Chairman, Operating Partner, and Senior Operations Advisor at Portal Innovations from 2020-2022, a life sciences, medtech and bioinformatics start-up that supports early-stage biotechnology and healthcare companies through funding, operational expertise and commercialization support. Mr. Yoor currently serves on the board of Confluent Medical Technologies, a contract manufacturer specializing in medical devices and implants. Mr. Yoor previously served on the board of iRhythm Holdings, Inc. (Nasdaq: IRTC), a provider of ambulatory cardiac monitoring systems, from 2023 to 2026, which included service as Audit Committee Chair. Mr. Yoor holds a BBA from the University of Toledo. Mr. Yoor’s significant financial expertise, experience as a chief financial officer of a global publicly traded healthcare company, and his experience serving on public and private company boards, qualify him to serve as a director of Flex.

COMPENSATION DISCUSSION AND ANALYSIS OF AXIOM

Introduction

During Spinco’s fiscal year ended March 31, 2026, Spinco was not yet incorporated, was not an independent company and did not have a compensation committee or any other committee serving a similar function.

For purposes of this Compensation Discussion and Analysis (“CD&A”) and the disclosure that follows, Ms. Advaithi, who currently serves as the Chief Executive Officer of Flex and is expected to serve as Spinco’s Chief Executive Officer; Mr. Krumm, who currently serves as the Chief Financial Officer of Flex and is expected to serve as Spinco’s Chief Financial Officer; Mr. Tan, who currently serves as the Chief Operating Officer of Flex and is expected to serve as Spinco’s Chief Operating Officer; and Mr. Offer, who currently serves as Executive Vice President and General Counsel of Flex and is expected to serve as Executive Vice President and General Counsel of Spinco are the only individuals who served as executive officers of Flex during fiscal year 2026 and are expected to serve in an executive officer role at Spinco. We refer to these individuals as Spinco’s “named executive officers” or “NEOs” for purposes of the CD&A and the disclosure that follows. The CD&A discusses Flex’s historical compensation programs as applied to Ms. Advaithi and Messrs. Krumm, Tan and Offer, and outlines certain aspects of Spinco’s anticipated post-Distribution compensation structure for those individuals.

At the time of the Spin-Off, Spinco will have in place executive compensation programs, policies, and practices for its executive officers that are generally similar to those of Flex. Spinco is currently a part of Flex, and the Spinco Compensation and People Committee will be formed in connection with the Spin-Off. Spinco expects the executive compensation programs, policies and practices for Spinco’s executive officers will align incentives more closely with Spinco’s performance, strategic initiatives, industry peers and the long-term interests of Spinco’s shareholders, which is expected to help Spinco attract, retain and motivate highly qualified personnel. Accordingly, after the Spin-Off, Spinco will review the compensation for all of Spinco’s executive officers and determine the appropriate compensation, benefits and perquisites for them, and accordingly the compensation, benefits and perquisites provided to them after the Spin-Off will not necessarily be the same as those discussed below.

Executive Summary

Flex Practice

Flex’s pay programs align executive compensation with Flex’s performance and shareholder value creation. Flex uses a mix of performance metrics that reward different aspects of company achievement across short-term and long-term objectives.

Going Forward

After the Spin-Off, Spinco will review the compensation for all of Spinco’s executive officers and determine the appropriate compensation, benefits and perquisites for them, and accordingly the compensation, benefits and perquisites provided to them after the Spin-Off will not necessarily be the same as those discussed below.

Summary of Flex’s Compensation Program Changes for Fiscal Year 2026

For fiscal year 2026, Flex made the following refinements to the design of its compensation program, as described below.

Program Element	Fiscal Year 2026 Design Changes	Rationale for Change
Long-Term Incentive Equity Award Mix	Increased the weighting of PSUs to 67% (from 50%), and decreased RSUs to 33% (from 50%)	To place a greater emphasis on driving performance and delivering Flex shareholder value

Long-Term Incentive EPS PSU Payout Scale	Increased the maximum payout potential to 250% of target (from 200%); capped at 200% of target when relative TSR is in the bottom quartile of the peer group	To incentivize exceptional EPS performance over a three-year period, while ensuring payouts are supported by adequate Flex shareholder returns

Annual Incentive Bonus Metrics	Removed the sustainability modifier from the bonus plan

NEOs and functional leaders incorporate sustainability goals into their individual objectives for the year. This realignment supports coordinated execution across the pillars of Spinco’s sustainability program and promotes shared, team-based accountability.

Fiscal Year 2026 Executive Compensation Summary

Flex Practice

Flex’s executive compensation program is structured to be competitive and allow Flex to attract and retain a high-caliber leadership team. Further, it is intended to provide direct alignment between pay and performance. The illustrations below show the key elements of Flex’s direct compensation for its NEOs in fiscal year 2026 and how those elements were allocated. A majority of target pay is performance-based, with 92% at-risk for Spinco’s CEO and 83% at-risk for Flex’s other NEOs (on average), as detailed below.

(1)	PSUs are shown at face value (the target number of shares awarded multiplied by the closing stock price on the grant date).
(2)	Excludes Supplemental Equity Award granted to Ms. Advaithi in fiscal year 2026, further described on page 192.
(3)	Represents an average for Flex’s four other NEOs for fiscal year 2026, which included Messrs. Krumm, Tan and Offer and Michael P. Hartung, President and Chief Commercial Officer of Flex.

Variable Compensation Element	Description
Short-Term Incentive Vehicles & Weights **Corporate**: 25% Revenue; 40% Adjusted OP; 35% Adjusted FCF **Segment NEOs**: 16% Segment Revenue; 24% Segment OP; 60% Corporate Results	✓ Corporate executives are measured entirely on Flex financial objectives. ✓ Segment NEO metrics measured 60% based on corporate results and 40% on segment results (16% on segment revenue and 24% on segment OP).
(+/-10%) Individual performance bonus modifier	✓ All NEOs are measured against individual goals that can modify bonus payouts.
Long-Term Incentive Vehicles & Weights 20% Relative TSR PSUs 47% Adjusted EPS Growth PSUs (with rTSR cap modifier) 33% Service-Based RSUs	✓ 20% are PSUs that may be earned based on Flex's TSR relative to that of the TSR peer group over 12-, 24- and 36-month periods, with earned shares vested and delivered at the end of the 36-month performance period. ✓ 47% are PSUs that may be earned based on Flex's Adjusted EPS growth over three annual periods, with earned shares vested and delivered at the end of the 36-month performance period. ✓ PSUs tied to Adjusted EPS growth are capped at 200% of target when relative TSR is in the bottom quartile of the peer group. ✓ 33% are RSUs that vest in equal annual installments over a three-year period.
Deferred Compensation	✓ Long-term cash incentives under our Deferred Compensation Plan have a target value equal to 30% of salary for each NEO, with 50% of funding fixed and 50% of funding linked to corporate bonus payout achievement.

Going Forward

We anticipate that Spinco’s executive compensation program upon the Spin-Off will generally include the same elements as Flex’s executive compensation programs. Following the Spin-Off, the Spinco Compensation and People Committee will review the primary elements of Spinco’s executive compensation program, and mix thereof, to ensure they meet Spinco’s business needs and strategic objectives. This will include a review of base salary as well as short-term and long-term incentive programs and other elements of compensation.

Further, the Flex Compensation and People Committee, with recommendations from Semler Brossy, adopted a peer group for Spinco to help inform its decision-making with respect to the Spinco’s executive compensation program and ensure that such program supports Spinco’s recruitment and retention needs and is fair and efficient. Consistent with the determination of the Flex peer group, the Flex Compensation and People Committee selected companies for inclusion in Spinco’s peer group based on (1) comparability of revenues and market capitalization (2) the extent to which they compete with Spinco for executive talent because they operate in a similar industry, and (3) other qualitative factors such as business fit and complexity. This compensation peer group is comprised of the following companies:

Amphenol	Equinix	NetApp	TE Connectivity
Celestica	Fabrinet	nVent Electric	TTM Technologies
Ciena Corporation	Keysight Tech	Seagate Tech.	Vertiv
Eaton	Marvell	Super Micro Comp	Western Digital

Compensation Philosophy

Flex Practice

Flex’s compensation philosophy centers on meaningful pay-for-performance alignment. Flex’s compensation programs link executive pay to Flex’s short-term and long-term objectives and the creation of shareholder value. Flex designs its compensation programs to attract, retain, and motivate top executive talent by offering competitive pay opportunities tied to rigorous performance goals, while balancing the need to avoid excessive risk-taking and maintaining cost discipline. Flex actively manages its pay-for-performance philosophy as described below.

Program Feature	Overview
Competitive pay

•

Flex regularly benchmarks pay against a set of industry peers.

•

Flex’s base salaries and target cash compensation are competitively positioned for Spinco’s NEOs to manage fixed costs and emphasize paying for performance.

Substantial emphasis on at-risk compensation

•

Programs are designed to link pay delivery to the achievement of pre-determined performance goals that directly correlate with enhanced shareholder value.

•

92% of Ms. Advaithi’s fiscal year 2026 target total direct compensation was at-risk (excluding the one-time supplemental performance-based equity award granted in fiscal 2026) and, on average, 83% of target total direct compensation for its other NEOs was at-risk.

•

At-risk compensation is based on the achievement of core financial metrics and/or is subject to market risk based on stock price and/or relative TSR performance. Incentive outcomes are based on a formulaic calculation of results against pre-determined financial or TSR-based performance targets.

•

Formulaic funding results under the annual incentive plan are modified based on individual performance (+/-10 percentage points).

•

Flex Board of Directors, or the Flex Compensation and People Committee if so delegated by the Flex Board of Directors, maintains the authority to adjust annual incentive bonus payouts if such payouts do not align with Flex’s overall performance.

Focus on long-term performance

•

While measurement of short-term results maintains day-to-day focus, Flex believes that shareholder value is built over the long term.

•

For Ms. Advaithi’s fiscal year 2026 target total direct compensation, 78% was in the form of long-term incentives, two-thirds of which were linked to the achievement of relative TSR performance or adjusted EPS growth goals (excluding the one-time supplemental performance-based equity award granted in fiscal 2026). On average, 64% of target total direct compensation for Spinco’s other NEOs was in the form of long-term incentives, tied to achievement of the same objectives as Ms. Advaithi. For additional information on Ms. Advaithi’s one-time supplemental performance-based equity award, see the section titled “Other Long-Term Incentive Compensation Award Granted during FY26” on page 192.

•

Flex emphasizes the NEOs’ alignment with Spinco’s shareholders’ long-term interests by enforcing rigorous share ownership guidelines.

Flex’s compensation program is highly responsive to changes in its operating and stock price performance, as illustrated below with respect to Spinco’s CEO’s total direct compensation.

Fiscal Year 2026 CEO Compensation Performance Scenario Comparisons (Illustrative)(1)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-59%
$6,574
$2,093
$2,062
$1,093
$1,325
100%
$16,011
$8,375
$4,125
$2,186
$1,325
+90%
$30,479
$19,687
$6,187
$3,279
$1,325
Low Performance Scenario
Grant Date Target Pay
High Performance Scenario
PSU*
RSU
Bonus
Salary

(1) Excludes the one-time supplemental performance-based equity award granted in fiscal year 2026.
* Grant date value of PSUs is based on the closing stock price on the date of grant (face value).

Illustrative Assumptions	Bonus & RSU Payouts	Stock Price
Low Performance Scenario	50% of Target	$21.79 (Grant Price -50%)
High Performance Scenario	150% of Target	$65.36 (Grant Price +50%)

Going Forward

We anticipate that Spinco’s executive compensation objectives and approach will initially be similar to Flex’s. Following the Spin-Off, the Spinco Compensation and People Committee will review these objectives and approach to ensure they meet Spinco’s business needs and strategic objectives.

Compensation-Setting Process and Decisions

Flex Practice

Alignment with Compensation and Corporate Governance Best Practices

The Flex Compensation and People Committee regularly reviews Flex’s compensation programs, peer company data, and best practices in executive compensation. Flex has adopted corporate governance and compensation practices and policies that the Flex Compensation and People Committee, along with the Flex Board of Directors, believes help to advance its compensation goals and philosophy.

What Flex Does	What Flex Does Not Do

The Flex Compensation and People Committee is composed entirely of independent members with a robust review process.

Flex uses a pay-for-performance executive compensation model that focuses primarily on

Flex does not enter into NEO employment agreements.

Flex does not pay severance in the event of an executive’s voluntary resignation or retirement.

Flex does not allow hedging or short sales of Company equity, and Flex does not permit using Spinco’s shares as

What Flex Does	What Flex Does Not Do

corporate performance, with the majority of executive compensation at-risk and long-term.

Flex maintains a recoupment policy so Flex can clawback compensation paid to an executive officer in the event of a material restatement of financial results.

The Flex Compensation and People Committee retains an independent compensation advisor.

Flex conducts regular shareholder outreach and considers shareholder advisory votes and views in determining executive compensation strategies.

Flex maintains robust share ownership guidelines for NEOs and directors.

collateral for margin accounts or pledging of Company equity as collateral for loans.

Flex does not provide excise tax gross-ups with respect to compensation provided in connection with a change of control event.

Flex does not have automatic single-trigger accelerated vesting of equity awards upon a change of control.

Flex does not provide excessive or non-customary executive perquisites.

Flex does not pay dividends or dividend equivalents on Spinco’s unvested equity awards.

Flex does not permit option/SAR repricing (including cash buyouts) under Spinco’s equity incentive plan without shareholder approval.

Flex Compensation and People Committee

The Flex Compensation and People Committee oversees compensation of its CEO, all other NEOs, and other executive officers, recommending appropriate pay levels to the Flex Board of Directors. The Committee also administers Flex’s equity compensation plans, evaluates the effectiveness of its executive compensation programs, monitors say-on-pay results, and reviews talent assessment and succession planning.

The Flex Compensation and People Committee regularly assesses Flex’s compensation programs to ensure they support Flex’s business and human capital strategies. It also monitors market trends and changes in competitive pay practices. Based on these reviews, the Committee may approve program changes or recommend such changes to the Flex Board of Directors.

Flex Independent Consultants and Advisors

The Flex Compensation and People Committee has the authority to retain and terminate any independent, third-party compensation consultants and to obtain advice and assistance from internal and external legal, accounting, and other advisors. During fiscal year 2026, the Flex Compensation and People Committee retained FW Cook as its independent compensation consultant.

FW Cook furnished the Flex Compensation and People Committee reports on the following topics: Flex peer group composition, compensation data and analysis relating to the compensation of Flex’s executive officers, short- and long-term compensation program design, compensation program risk assessment, annual share utilization and shareholder dilution levels resulting from equity plans, executive share ownership and retention values, perquisites reviews, and regulatory updates.

The Flex Compensation and People Committee confirmed that there are no personal or business relationships between any FW Cook employee and any member of the Flex Compensation and People Committee or any of its executive officers beyond the Flex relationship. Based on this information and other factors, including the factors set forth under Rule 10C-1 under the Exchange Act, the Flex Compensation and People Committee assessed the independence of FW Cook and concluded that no conflict of interest exists that would prevent FW Cook from independently advising the Flex Compensation and People Committee. Outside of engaging on executive and director compensation and related matters, FW Cook does not provide any other services to Flex.

Role of Executive Officers in Flex’s Compensation Decisions

The Flex Compensation and People Committee meets with Flex’s CEO and other executives to obtain recommendations with respect to the structure of Flex’s compensation programs. The CEO and certain other executives also assess the performance of other individual executives and make recommendations regarding their compensation. Decisions related to the compensation of the CEO (including recommendations to the Flex Board of Directors regarding the same) are made independently by the Flex Compensation and People Committee, without input from management. In addition, Flex’s CEO and other executives develop recommendations for performance measures and target performance goals under Flex’s incentive plans based on Flex management’s business forecast—both at Flex and segment levels. These recommendations are approved by the Flex Compensation and People Committee as well as by the Flex Board of Directors when appropriate.

Going Forward

The Spinco Compensation and People Committee will determine its appropriate role and the appropriate role of Spinco management, and independent members of the Spinco Board of Directors in designing and approving executive officer compensation. Initially, the roles of each party are expected to be similar to Flex’s process.

After the Spin-Off, the Spinco Compensation and People Committee will retain an independent compensation consultant to advise on executive and director compensation matters.

Flex Executive Compensation Peer Group

Relying upon data provided by Flex’s independent compensation consultant, the Flex Compensation and People Committee undertakes a review, on an annual basis, of the compensation peers that Flex uses to provide insight into market-competitive executive pay programs, levels and practices. The criteria used to develop the peer group were largely unchanged from fiscal year 2025, continuing with revenue and market cap as the financial measures, as well as similar industry focus and publicly listed companies with headquarters in the U.S. as the other selection criteria. Applying these criteria, carried over from fiscal year 2025, did not result in any peer group changes—Flex continued with the same 14 peer companies as in fiscal year 2025.

(1)	Initial industry selection criteria focused on companies assigned to the following GICS codes: Hardware and Equipment (4520) and Capital Goods (2010). Additional selection criteria were:

•	Emphasis on technology and electronics or other specialty manufacturers (rather than pure distributors); and

•	Business-to-business technology, machinery, or electronic peripheral providers.

Flex’s peer group for fiscal year 2026 compensation decisions consisted of the following companies:

Arrow Electronics, Inc.	Jabil Inc.	TD SYNNEX Corporation
Avnet, Inc.	PACCAR Inc.	Textron Inc.
Corning Incorporated	Parker Hannifin Corporation	Western Digital Corporation
Cummins Inc.	Sanmina Corporation	Xerox Holdings Corporation
Hewlett Packard Enterprise Company	Seagate Technology Holdings plc

The peer group revenue and market cap summary statistics, as of the time of the analysis, are shown below.

Annual Revenue - Flex vs. Peer Group
$M
$40,000
$30,000
$20,000
$10,000
$0
$13,264
$21,196
$29,718
$25,584
Flex's revenues were at the 59th %ile
25th %ile
50th %ile
75th %ile
Flex

Annual Market Cap - Flex vs. Peer Group
$M
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$7,613
$19,095
$38,724
$15,956
Flex's market cap was at the 42nd %ile
25th %ile
50th %ile
75th %ile
Flex

In addition to Flex’s peer group companies, the Flex Compensation and People Committee reviews standardized surveys of large technology and manufacturing firms to evaluate the competitiveness of Flex’s compensation programs in the context of broader market practices.

Going Forward

We anticipate that Spinco’s executive compensation process upon the Spin-Off will generally follow the same process as Flex’s executive compensation process. Following the Spin-Off, the Spinco Compensation and People Committee will review all aspects of its process and may make adjustments that it believes are appropriate in establishing Spinco’s executive compensation process.

Further, the Flex Compensation and People Committee, with recommendations from Semler Brossy, adopted a peer group for Spinco to help inform its decision-making with respect to the Spinco’s executive compensation program and ensure that such program supports Spinco’s recruitment and retention needs and is fair and efficient. Consistent with the determination of the Flex peer group, the Flex Compensation and People Committee selected companies for inclusion in Spinco’s peer group based on (1) comparability of revenues and market capitalization (2) the extent to which they compete with Spinco for executive talent because they operate in a similar industry, and (3) other qualitative factors such as business fit and complexity. This compensation peer group is comprised of the following companies:

Amphenol	Equinix	NetApp	TE Connectivity
Celestica	Fabrinet	nVent Electric	TTM Technologies
Ciena Corporation	Keysight Tech	Seagate Tech.	Vertiv
Eaton	Marvell	Super Micro Comp	Western Digital

Following the Spin-Off, the Spinco Compensation and People Committee will review the peer group on a periodic basis and determine whether any changes are appropriate based on its view of the competitive environment in which Spinco operates.

Fiscal Year 2026 Executive Compensation

Base Salary

Flex Practice

The Flex Compensation and People Committee typically reviews base salaries every year and makes recommendations to the Flex Board of Directors about adjusting or maintaining salary levels to reflect competitive market data, individual performance, internal equity and promotions or changes in responsibilities.

The following table sets forth the base salaries of Spinco’s NEOs serving on the last day of fiscal year 2026. None of Spinco’s NEOs’ base salaries were increased in fiscal year 2026 from fiscal year 2025.

Name and Title	Annualized Base Salary for Fiscal Year 2025 ($)	Annualized Base Salary for Fiscal Year 2026 ($)	Percentage Change
Revathi Advaithi Chief Executive Officer	1,325,000	1,325,000	0.0%
Kevin Krumm Chief Financial Officer	832,000	832,000	0.0%
Hooi Tan Chief Operating Officer	735,000	735,000	0.0%
Scott Offer Executive Vice President, General Counsel	663,000	663,000	0.0%

Going Forward

Following the Spin-Off, we anticipate that the Spinco Compensation and People Committee will establish base salary levels for Spinco’s named executive officers taking into account a review of benchmarking data for similar roles, individual performance, and competitive positioning.

Incentive Bonus Plan

Flex Practice

In designing the incentive bonus plan, Flex’s CEO and management team develop and recommend performance metrics, weightings and targets, which are reviewed and are subject to final approval by the Flex Compensation and People Committee. Fiscal year 2026 corporate level performance metrics and weightings, which were unchanged from fiscal year 2025, except for the removal of the sustainability modifier, were as follows:

Metrics	Fiscal Year 2026 Weightings
Adjusted OP	40%
Adjusted FCF	35%
Revenue	25%
Individual Performance	Used as an additive modifier (+/– 10%)

The adjusted operating profit (“OP”) from continuing operations, adjusted free cash flow (FCF), and revenue metrics and weightings remained the same from fiscal year 2025 to fiscal year 2026 and focus on profitability, conversion of profit into free cash flow through working capital and inventory management, and top line growth.

Adjusted OP acts as both a metric within the plan, and the overall funding metric of Flex’s global bonus program, as illustrated below on page 184. Adjusted OP achievement generates an enterprise-wide funding pool based on the same adjusted OP targets as used for the Corporate NEO bonus plan, which acts to ensure affordability and alignment to shareholder returns. Flex uses a range around OP, where aggregate bonus payouts must be within

+/-20% of Corporate adjusted OP achievement. This maintains the connection between enterprise-wide bonus plan results and payouts as well as pay for performance alignment.

Flex continued with an individual performance modifier to the incentive bonus plan for fiscal year 2026, which can adjust the final bonus payout +/- 10 percentage points. Final bonus payouts are subject to the bonus plan cap of 200% of target.

The following table summarizes the key features of Flex’s fiscal year 2026 incentive bonus plan.

Feature	Component	Objectives
Performance targets	• Based on key short-term corporate and segment financial metrics	• Aligns executive incentives with performance • Rewards achievement of short-term objectives

Performance measures

•

Revenue and adjusted OP at Flex and segment level, and adjusted FCF at the Flex level

•

Weightings for these metrics are fixed and measured at the corporate and segment levels for the applicable executives

•

Adjusted OP measured at the Flex level is also used as the funding metric for aggregate bonus payouts across Flex

•

Emphasizes pay-for-performance by linking individual compensation to performance on metrics that are key drivers of shareholder value

•

Promotes accountability by tying payouts to achievement of minimum performance thresholds

•

Ties aggregate payouts to Flex’s overall profitability, helping to ensure affordability

Bonus modifier	• Individual performance	• Enables the Committee to differentiate pay based on individual NEO’s performance

Bonus payments

•

Based on achievement of financial performance objectives and individual performance

•

Target bonus opportunities set at percentage of base salary, based on executive’s level of responsibility

•

Additive individual performance modifier can adjust bonus payouts by up to +/-10 percentage points

•

Annual incentive bonuses range from 0% of target to a maximum of 200% of target

•

No payout awarded for any measure where threshold performance is not achieved

•

If threshold performance is not achieved for all metrics, bonus payout is capped at 100%

•

The Flex Board of Directors, or the Compensation and People Committee if so delegated by the Flex Board of Directors, has the authority to adjust bonus payouts if appropriate in the context of Flex’s overall performance

•

Reflects Flex’s emphasis on pay-for- performance by linking individual compensation to financial performance

•

Encourages accountability for all financial performance goals by conditioning bonus payments on the achievement of at least the minimum thresholds on all measures and capping funding at 100% if performance is not above threshold on all financial goals

Non-GAAP Adjustments

Flex used adjusted non-GAAP performance measures (adjusted OP and adjusted FCF) for its incentive bonus plan in fiscal year 2026, and adjusted EPS in its fiscal 2026 adjusted EPS growth PSU grants. Using adjusted measures eliminates the distorting effect of certain unusual income or expense items. The adjusted performance measures are consistent with those used in Flex’s quarterly earnings releases. The adjustments are intended to align award payout opportunities with the underlying growth of Flex’s business and avoid misalignment in outcomes based on unusual items.

In calculating non-GAAP financial measures, Flex excluded certain items to make it easier to compare Flex’s operating performance on a period-to-period basis because such items are not, in the Flex Compensation and People Committee’s view, related to Flex’s ongoing operational performance. The non-GAAP measures are used to more accurately evaluate Flex’s operating performance, to calculate return on investment, and to benchmark performance against competitors. For fiscal year 2026, non-GAAP adjustments consisted of excluding intangible amortization, customer-related asset impairments (recoveries); restructuring charges; after-tax stock-based compensation expense; one-time legal impacts; investment impairments; equity in earnings; and other tax impacts. All adjustments are subject to approval by the Flex Compensation and People Committee to ensure that payout levels are consistent with performance. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom—Non-GAAP Financial Measures” in this proxy statement for a reconciliation of GAAP to non-GAAP financial measures. For purposes of calculating performance under Flex’s incentive bonus plan in fiscal year 2026, Flex has excluded the impact from extraordinary items or events that would have had an unanticipated impact, corporate transactions (including acquisitions or dispositions), and other unusual or nonrecurring items.

Target Incentive Awards

Fiscal year 2026 bonus targets for the NEOs as a percent of base salary are shown below. They were not increased from fiscal year 2025.

Name and Title	Fiscal year 2026 Target Bonus (% of Salary)	Fiscal year 2026 Target ($)
Revathi Advaithi Chief Executive Officer	165%	2,186,250
Kevin Krumm Chief Financial Officer	115%	956,800
Hooi Tan Chief Operating Officer	110%	808,500
Scott Offer Executive Vice President, General Counsel	100%	663,000

Incentive Payouts for NEOs

The table below sets forth the payout opportunities that were available to Ms. Advaithi and Messrs. Krumm, Tan and Offer based on different levels of corporate performance. These targets are considered rigorous and were validated within the context of analyst expectations.

Performance targets are determined based on financial plans approved by the Flex Board of Directors—both at company and segment levels. Maximum payout levels were tied to “stretch” levels of performance.

Fiscal Year 2026 Short-Term Incentive Plan(1)

Actual Payout Based on Performance
(1)	Threshold payout on Revenue was 93% of target, on Adjusted OP metric was 85% of target, and for Adjusted FCF metric was 60% of target.
(2)	Bonus Achievement excludes OP funding and individual performance factors.

OP Funding Factor

The fiscal year 2026 adjusted OP funding factor was 101%. Formulaic funding of all Flex bonus plans was lower in aggregate than what funding would have been if based on corporate OP. Per the mechanics of the executive bonus plans, funding of the bonus plans was adjusted based on positive OP performance.

Individual Performance Modifier

An additive individual performance bonus modifier was included in the bonus plan for NEOs in fiscal year 2026. The modifier can adjust bonus payouts by up to +/-10 percentage points. Based on the year-end assessment of individual performance, bonuses were positively adjusted as denoted below for Ms. Advaithi and Messrs. Krumm and Tan.

NEO	Fiscal Year 2026 Individual Performance Highlights	Individual Performance Modifier Adjustment
Revathi Advaithi

•

Delivered strong operational performance during fiscal year 2026, as highlighted above

•

Positioned Flex to capitalize on the generational transformation in electrical infrastructure and accelerating AI data center demand

•

Executed strategic initiatives that drove significant shareholder creation

•

Expanded key portfolio segments while advancing plans to spin off the Cloud and Power Infrastructure (CPI) segment

+10%

NEO	Fiscal Year 2026 Individual Performance Highlights	Individual Performance Modifier Adjustment

Kevin Krumm

•

Significant efforts and contributions that yielded very strong fiscal year 2026 financial results, and led the implementation of a new segment reporting structure to enhance investor transparency

•

Successfully transitioned into the CFO role while strengthening and scaling the finance organization to support evolving business needs

•

Played a key role in advancing the planned Spin-Off of Flex’s CPI segment

+10%

Hooi Tan

•

Significant efforts and contributions that yielded very strong fiscal year 2026 financial results, including operational efficiency improvements while maintaining business continuity amid geopolitical challenges

•

Played a key role in advancing the planned Spin-Off of Flex’s CPI segment

+10%

For fiscal year 2026, Flex’s performance resulted in payouts as shown below:

Final Incentive Awards for the NEOs

The fiscal year 2026 bonus payout levels for the NEOs were as follows:

Name	Fiscal Year 2026 Annual Incentive Bonus Target (Potential Bonus as a percentage of Base Salary)	Fiscal Year 2026 Annual Incentive Actual Bonus ($)	Fiscal Year 2026 Actual Annual Incentive Bonus as a Percentage of Full Year Target Bonus
Revathi Advaithi	165%	3,950,117	180.68%
Kevin Krumm	115%	1,728,746	180.68%
Hooi Tan	110%	1,460,798	180.68%
Scott Offer	100%	1,131,608	170.68%

Going Forward

Following the Spin-Off, we anticipate that the Spinco Compensation and People Committee will develop an incentive bonus plan focused on near-term operational and financial goals that support Spinco’s business objectives, while also allowing for meaningful pay differentiation tied to performance of individuals and groups. Spinco has not yet identified the specific performance measures that will apply under the Spinco plan following the Spin-Off. Spinco’s new incentive bonus plan will be prorated for Spinco’s partial fiscal year starting on April 1, 2027. The first full year of Spinco’s incentive bonus plan will be from January 1, 2028 through December 31, 2028.

Long-Term Share-Based Incentive Compensation

Flex Practice

In June 2025, the Flex Board of Directors, upon the recommendation of the Flex Compensation and People Committee, granted share-based long-term incentives to Flex’s senior executives as an incentive to maximize Flex’s long-term performance and drive shareholder value creation. These awards are designed to align the interests of NEOs with those of Flex’s shareholders and to give each NEO a significant incentive to manage Flex from the perspective of an owner with a direct stake in the business. Long-term equity awards are also intended to promote retention, since unvested shares are forfeited if an executive voluntarily leaves Flex.

One-third of the long-term incentive value was delivered in the form of service-based RSUs. rTSR PSUs represent 20% of Flex’s executive officers’ share-based long-term incentive awards (based on face value of the awards) in fiscal year 2026 and the remaining 47% was delivered in the form of adjusted EPS growth PSUs. The actual grant value mix disclosed in the tables of this proxy statement may deviate from this 33/20/47 RSU/rTSR PSU/EPS PSU mix due to the Monte Carlo accounting valuation required by SEC rules to be used for the tabular disclosure of rTSR PSUs. The Flex Compensation and People Committee believes this targeted one-third/two-thirds allocation between RSUs and PSUs links long-term compensation to Flex’s long-term performance and shareholder outcomes and promotes retention.

In addition to the awards granted in June 2025 under Flex’s fiscal year 2026 long-term incentive compensation program, the Flex Board of Directors, upon the recommendation of the Flex Compensation and People Committee, granted a one-time performance-based long-term incentive equity award to Spinco’s CEO for the achievement of rigorous performance goals related to Flex’s CPI business. See below section titled “Other Long-Term Incentive Compensation Award Granted During FY26” on page 192.

Restricted Share Unit Awards (RSUs)

One-third of each NEO’s fiscal year 2026 share-based long-term incentive award is in the form of RSUs. These service-based RSUs vest in three equal installments on the first three anniversaries of the grant date, subject to continued employment. Payouts are made in shares and the value of an RSU award increases or decreases based on share price performance from the grant date, further aligning the interests of the executive with long-term shareholder value creation. Before an RSU vests, the holder has no ownership rights in the shares and is not entitled to dividends or dividend equivalents.

rTSR PSUs

Twenty percent of each NEO’s fiscal year 2026 share-based long-term incentive award is in the form of rTSR PSUs. The rTSR PSU awards granted in fiscal year 2026 will be earned (or not), at up to a maximum of 200% of target, based upon Flex’s percentile rank of TSR over a three-year period compared to the rTSR peer group companies (described below). Performance is measured over three discrete measurement periods—of 12-, 24-, and 36- months—within each three-year cycle, as illustrated below. The rTSR PSU final payout will be based on the average payouts of these three performance periods and does not occur until after the conclusion of the full 36-month performance period.

The use of discrete measurement periods is intended to minimize the potential impact of short-term share price volatility at the end of the performance period. In addition, having vesting occur following conclusion of the final three-year performance period aligns value delivery with longer-term absolute TSR performance. The Flex Compensation and People Committee believes that this approach encourages NEOs to focus on generating long-term shareholder returns and results in payouts that more accurately reflect the shareholder experience over the full three-year cycle.

The number of shares earned is dependent on the percentile rank achieved, within each of the 12-, 24- and 36-month periods, as shown below.

Flex TSR vs TSR Peer Group (FY 2026 PSU Grant)
200%
100%
25%
0%
Shares Earned
(% of Target)
30th
50th
75th
100th
TSR Peer Group Percentile Rank

Note: Straight-line interpolation is used to determine shares earned when results are between targets.

The TSR peer group is reviewed and updated annually based on the filtering criteria below.

1.	Reflect likely competitors for investor funds

2.	Focus on the same or similar industries to Flex and subject to similar macroeconomic forces

3.	Approximate the margin range for electronic manufacturing industry

These considerations resulted in the following selection methodology:

Fourteen companies in the compensation peer group at the time of selection, together with companies that met all of the following criteria:

1.	Industry membership in Technology Hardware & Equipment (GICS code 4520) and Capital Goods (2010)

2.	Trailing four quarter revenue is between 0.2x-to-5.0x Flex’s

3.	12-month average market cap is between 0.2x-to-6.0x Flex’s

4.	Three-year average operating margin is 10% or less

Based on the selection methodology listed above, Flex’s fiscal year 2026 TSR peer group is comprised of the following:

Acer Inc.	GE Vernova, Inc.	Rush Enterprises
AECOM	Giga-Byte Technology	Sandisk Corporation
APi Group	GMS	Sanmina Corporation*
Arrow Electronics, Inc.*	Hewlett Packard Enterprise*	Seagate Technology Holdings plc*
ASUSTek Computer Inc.	HP Inc.	Spirit AeroSystems
AtkinsRéalis	Huntington Ingalls Industries	StandardAero
AUO Corporation	Icahn Enterprises L.P.	Stanley Black & Decker, Inc.
Avnet, Inc.*	Ingram Micro Holding Corporation	Super Micro Computer, Inc.
Beacon Roofing Supply, Inc.	Innolux Corporation	Synnex Technology International Corp.
Bombardier Inc.	Insight Enterprises Inc.	TD SYNNEX Corporation*
CDW Corporation	Intevac Corporation	Textron Inc.*
Celestica Inc.	Jabil Inc.*	UFP Industries, Inc.
Coherent Corp	MasTec Inc.	Walsin Lihwa Corp.
Comfort Systems USA	Micro-Star International	WESCO International, Inc.
Compal Electronics, Inc.	Oshkosh Corporation	Western Digital Corporation*
Corning Incorporated*	PACCAR Inc.*	Wistron Corporation
Cummins Inc.*	Parker-Hannifin Corporation*	Wiwynn Corp.
EMCOR Group, Inc.	Pegatron Corporation	WPG Holdings
Far Eastern New Century	Primoris Services	WSP Global Inc.
Ferguson Enterprises	Quanta Computer Incorporated	WT Microelectronics Co. Ltd.
Finning International Inc.	Quanta Services	Xerox Holdings Corporation*
Fluor Corporation	Resideo Technologies	Zhen Ding Technology

The TSR peer group contains companies headquartered and listed in the U.S., Canada and Taiwan as a reflection of the global nature of the industry in which Flex operates.

Adjusted EPS Growth PSUs

Flex has incorporated adjusted EPS growth PSUs into Flex’s LTI program since fiscal year 2022 to support continued focus on achieving Flex’s long-term financial strategy. For FY26, these PSUs represent 47% of Flex’s participating NEOs’ share-based long-term incentive awards (based on the target value of the awards as described below) and will be earned (or not), at up to a maximum of 250% of target, based upon Flex’s achievement of adjusted EPS growth targets. Further, to the extent that Flex’s rTSR is in the bottom quartile of the peer group, as described above, EPS Growth PSU funding is capped at 200% of target.

In setting the adjusted EPS growth targets, the Flex Compensation and People Committee considered the following inputs:

•	Flex’s historical EPS growth performance;

•	Peer company (both compensation and US-based TSR peers) historical non-GAAP EPS growth performance;

•	Flex’s long-term financial strategy; and

•	Flex’s investor guidance for fiscal year 2026.

Performance is measured over a three-year period in three discrete annual measurements, as illustrated below. Performance for each year is averaged at the end of the three-year period to determine the final percentage of shares that vest (as a percent of target).

Adjusted EPS growth rates will be calculated using non-GAAP adjustments summarized on page 185 of this proxy statement. Adjusted EPS used for purposes of adjusted EPS growth PSU performance calculations will exclude the impact of extraordinary items or events that have an unanticipated impact, corporate transactions (including acquisitions or dispositions), and other unusual or nonrecurring items. For purposes of adjusted EPS, the impact of unplanned share repurchases attributable to corporate transactions (including acquisitions or dispositions) will also be excluded. The rationale for excluding the impact of significant items or events that have an unanticipated impact is to focus participants on factors within their control and preserve the incentive orientation of the plan in the face of significant, unforeseen business disruptions or other events. The objective of excluding the impact of M&A is to measure performance on the same basis and business composition as in place at the start of the performance period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Axiom—Non-GAAP Financial Measures” in this proxy statement for a reconciliation of GAAP to non-GAAP financial measures.

Grants During Fiscal Year 2026

The Flex Compensation and People Committee and the Flex Board of Directors considered the following factors when determining the value of the fiscal year 2026 NEO equity awards:

•	Peer group compensation data for similarly situated executives;

•	Future potential to contribute to the Flex’s growth and potential to grow in current role and expand scope of responsibility and contribution over time; and

•	Individual performance and internal equity.

Awards Granted under Flex’s FY26 Long-Term Incentive Compensation Program

The table below summarizes the approved fiscal year 2026 PSU and service-based RSU awards granted in June 2025 to Spinco’s NEOs under Flex’s long-term incentive compensation program.

NEO	Target rTSR- Based PSUs (Shares)	Target Adjusted EPS Growth- Based PSUs (Shares)	Service- Based RSUs (Shares)	Target Total Equity Award Value ($)
Revathi Advaithi	57,378	134,840	94,675	12,500,000
Kevin Krumm	13,311	31,282	21,964	2,900,000
Hooi Tan	13,311	31,282	21,964	2,900,000
Scott Offer	12,164	28,586	20,071	2,650,000

The target award values shown above vary from the values shown in the Summary Compensation Table and Grants of Plan-Based Awards Table because the accounting cost of Flex’s rTSR PSUs is based on a Monte Carlo valuation. The target award value is determined and then allocated among various award types. The number of shares is calculated by dividing the target value by the share price on the grant date, rounded down to the nearest whole share. The actual value ultimately earned is determined based on Flex’s multi-year TSR performance relative to the TSR peer group, its adjusted EPS growth performance, as well as its stock price performance.

Other Long-Term Incentive Compensation Award Granted During FY26

On June 19, 2025, the Flex Board of Directors, upon the recommendation of the Flex Compensation and People Committee, approved the grant of a one-time supplemental equity award (the “Supplemental Equity Award”) to Spinco’s CEO Revathi Advaithi. The grant is 100% performance-based with a target value of $25 million and can only be earned for the achievement of highly rigorous goals for the Flex’s data center business (which constitutes the business of Spinco) over a multi-year period, with funding subject to a payout cap tied to Flex’s rTSR for further accountability to Flex’s shareholders.

Rationale and Considerations for Granting the Supplemental Equity Award

The Flex Compensation and People Committee and the Flex Board of Directors determined that granting this one-time Supplemental Equity Award is in the best interests of Flex and that the amount and terms of the award have been carefully tailored to fit Flex’s strategic objective of growing its data center business, as well as Flex’s consistent long-term goal of incremental shareholder value creation. The Supplemental Equity Award was approved with the advice and input of the Flex Compensation and People Committee’s independent compensation consultant, which included a review of relevant benchmarking data.

Award Size and Structure

The Supplemental Equity Award for Ms. Advaithi has a grant date fair value at target of $25 million and consists entirely of at-risk PSUs, designed to lock in the CEO to drive execution of Flex’s Cloud and Power Infrastructure business growth strategy and unlock shareholder value. The Supplemental Equity Award vests based on rigorous fiscal year 28 Cloud and Power Infrastructure business OP targets and includes a meaningful rTSR cap, as further described below.

The Supplemental Equity Award cliff vests after performance is certified following the end of the performance period, subject to Ms. Advaithi’s continued service through such date. The number of PSUs earned, if any, will be primarily based on the performance of the Cloud and Power Infrastructure business measured at the end of fiscal year 2028, as noted above, with payouts ranging from 0% to 250% of the target PSUs granted. The underlying performance goals are rigorous and, if achieved, are expected to drive significant shareholder value creation.

Further, to strengthen alignment to Flex’s shareholders’ experience, the Supplemental Equity Award is subject to an overall payout cap based on Flex’s rTSR over a three-year period beginning on June 19, 2025, and ending on June 19, 2028. The maximum number of PSUs underlying the Supplemental Equity Award is capped at:

•	250% of target if rTSR is at or above the median,

•	200% of target if rTSR is below the median, and

•	100% of target if rTSR is below the 25th percentile.

Shareholder Value Creation Since Grant Date

Since the grant date of the Supplemental Equity Award on June 19, 2025, Flex has meaningfully outperformed relevant benchmarks with respect to share price performance. Flex’s +221% TSR through June 1, 2026 has delivered superior returns to Flex’s shareholders, compared to the S&P 500 (+29%) and Flex’s compensation peer group (+92%) over the same period.

Indexed Price/Total Shareholder Return
$350
$300
$250
$200
$150
$100
6/19/25
8/19/25
10/19/25
12/19/25
2/19/26
4/19/26
6/01/26
$320.51
+221% TSR
$191.85
+92% TSR
$128.51
+29% TSR
Flex
S&P 500 Total Gross Return
Median FY26 Compensation Peer group

As discussed above, the Supplemental Equity Award was granted with Flex’s consistent long-term goal of incremental shareholder value creation, which has already borne fruit. Flex’s superior TSR performance since the grant date of the Supplemental Equity Award through June 1, 2026 has resulted in $37.0 billion in incremental value creation for its shareholders. In addition, since Flex’s announcement on May 5, 2026 of the planned Spin-Off, Flex shareholders have experienced $18.8 billion in incremental value creation.

The Flex Board of Directors believes that Flex’s superior performance since the date of grant, as well as the overwhelmingly positive market reaction to the announcement of the Spin-Off, are clear indications that the Supplemental Equity Award is working as intended—focusing on the strategic objective of growing the data center business, as well as creating incremental value for Flex’s shareholders.

At the Distribution Date, the Supplemental Equity Award will be converted into an award relating to Spinco stock with no changes to the original award terms, performance metrics and targets or the performance period described above or the termination provisions described below.

Supplemental Equity Award Termination Provisions

To further enhance its retentive effect, the Supplemental Equity Award is subject to continued service requirements that are more restrictive than those applicable to Flex’s standard equity awards. Unlike other outstanding equity awards held by Ms. Advaithi, if Ms. Advaithi retires, such retirement will not entitle her to accelerated or continued vesting of the Supplemental Equity Award. Moreover, unlike other outstanding equity awards held by Ms. Advaithi, if Ms. Advaithi’s employment with Flex is terminated due to her Disability (as such term is defined in the plan), such termination will not entitle her to accelerated or continued vesting of the Supplemental Equity Award.

The agreement evidencing the Supplemental Equity Award provides that if Ms. Advaithi’s employment with Flex is terminated (i) by Flex without “cause” or (ii) due to a voluntary termination for “good reason” (as each such term is defined in the award agreement), in either case absent a change of control of Flex, Ms. Advaithi is entitled to ratable vesting of the Supplemental Equity Award determined by multiplying (x) the number of shares vesting based on actual performance measured at the conclusion of the three-year performance period by (y) a fraction, the numerator of which is the number of days Ms. Advaithi provided services to Flex from the date of grant until her termination of employment, and the denominator of which is the total number of days from the date of grant through the completion of the three-year performance period. The treatment of the Supplemental Equity Award in the event of Ms. Advaithi’s death will be the same as for other awards of PSUs granted to Flex’s executive officers, as previously disclosed.

Additionally, if Ms. Advaithi’s employment is terminated (i) by Flex without “cause” or (ii) due to a voluntary termination for “good reason,” in either case during the period beginning on the consummation of a change of control of Flex and ending 24 months following such change of control, Ms. Advaithi is entitled to 100% accelerated vesting of the Supplemental Equity Award based upon (x) actual performance if the three-year performance period is complete as of the date of such termination, or (y) target performance if the three-year performance period is incomplete as of such termination.

Payouts of Prior PSUs

The performance period for the rTSR PSUs granted in fiscal year 2023 ended in fiscal year 2026. The fiscal year 2023 rTSR PSU grants measured Flex’s TSR relative to a custom peer group from June 1, 2022 (the grant date), through June 2, 2025 (the performance period end), using a trailing 20-day average trading price for both the beginning and the end of the performance period. Performance is measured over a three-year performance period with three discrete measurement periods—of 12-, 24-, and 36- months—using an average of the three measurement periods to determine the final performance. The percentile ranking for the three measurement periods was an average of 88.83%, which was above the 75th percentile, resulting in a 200% of target (maximum) payout for this award.

The performance period for the adjusted EPS growth-based PSUs granted in fiscal year 2024 ended in fiscal year 2026. Vesting was based on the Flex’s adjusted EPS growth, measured over a three-year period (April 1, 2023, through March 31, 2026) in three discrete annual fiscal year measurements during the three-year performance period, and averaged with respect to all three adjusted EPS measurement periods. Flex’s fiscal year 2024 to 2026 adjusted EPS growth maximum goal was 12%. The actual adjusted EPS growth average was 18.9% over the three-year performance period, resulting in a maximum 200% of target payout for this award.

Going Forward

Following the Spin-Off, Spinco intends for its long-term incentive award program to initially be similar to Flex’s program. The Spinco Compensation and People Committee will review Spinco’s program with the goal of ensuring it is effective in attracting, retaining and motivating skilled executives and aligning the interests of management and shareholders.

Timing of Equity Award Grants
Flex Practice
The Flex Compensation and People Committee approves all equity awards granted to its executive officers on or before the grant date. Annual equity awards are typically granted to executive officers in June following the completion and release of financial results for the preceding fiscal year. The Flex Compensation and People Committee may also grant equity awards at other times during the year due to special circumstances, including to new executive officers upon hire or promotion or a change in an executive officer’s role or scope of responsibilities.
As a matter of good corporate governance, Flex does not grant equity awards in anticipation of the release of material nonpublic information and, in any event, Flex does not time the release of material nonpublic information in coordination with grants of equity awards in a manner that intentionally benefits its executive officers.
Going Forward
We anticipate that Spinco’s equity award grant practices initially will be comparable
to those of Flex. Following the
Spin-Off,
the Spinco Compensation and People Committee and management will review such practices to ensure they meet Spinco’s business and strategic needs and the objectives of Spinco’s executive compensation program.
Benefits
Non-qualified
Deferred Compensation Awards
Flex Practice
Each NEO participates in the Flex Ltd. 2010 Deferred Compensation Plan, as amended and restated on Ju ne 6, 2
025 (the “Flex NQDC Plan” or “Flex’s NQDC Plan”), which promotes retention by providing a long-term savings opportunity on a tax-efficient
basis. In addition to being eligible to defer voluntary contributions, Flex makes annual awards to its executive officers under the Flex NQDC Plan, the key terms of which are summarized below.

Flex NQDC Plan Design Element	Description
Annual Targeted Amount

•

Target amount is 30% of each participant’s base salary (for ongoing contributions).

•

Maximum amount is 37.5% of each participant’s base salary, if the performance-based portion is funded at maximum.

•

Subject to approval of the Flex Compensation and People Committee

•

Subject to offsets for non-U.S. executives’ pension and other benefits

Targeted Contributions

•

50% of the targeted contributions (15% of salary at target) is based on the corporate funding level of the annual corporate bonus plan.

•

50% of the targeted contributions (15% of salary) is fixed and not tied to performance.

Vesting Schedule	• Flex’s contributions, together with earnings on those contributions, will vest in full after four years, provided the participant remains employed by Flex.
Investment of Balances

•

Deferred balances in a participant’s account are deemed to be invested in hypothetical investments designated by the participant.

•

Investment options generally mirror those available under Flex’s tax-qualified 401(k) plan.

•

The appreciation, if any, in the account balances is due solely to the performance of these underlying investments.

Distribution Options

•

Vested balances are generally distributed in a lump-sum payment on the applicable vesting date.

•

Modifications to the Distribution Date are subject to compliance with Section 409A of the Internal Revenue Code.

The deferred account balances are unfunded and unsecured obligations of Flex, receive no preferential standing, and are subject to the same risks as any of Flex’s other general obligations.

Flex may make an additional discretionary matching contribution in connection with voluntary deferrals to reflect limitations on Flex’s matching contributions under Flex’s 401(k) plan.

Flex Deferred Compensation Awards for Fiscal Year 2026

During fiscal year 2026, Ms. Advaithi and Messrs. Krumm, Tan and Offer each received deferred compensation awards with a value that was 34.7% of their respective fiscal year 2025 base salaries; with Mr. Krumm’s value pro-rated to his hire date in January 2025. The award values are reflected as Flex contributions to the NEOs’ deferral accounts, with half of the contributions being based on the performance of Flex’s fiscal year 2025 corporate annual incentive plan.

Voluntary Contributions

Under the Flex NQDC Plan, participants may defer up to 70% of their base salary and bonus, net of certain statutory and benefit deductions. Participants are 100% vested in their own deferrals at all times.

Additional Information

For additional information about the NEOs’ contributions to their respective deferral accounts, Company contributions to the NEOs’ deferral accounts, earnings on the NEOs’ deferral accounts, withdrawals from the NEOs’ deferral accounts, and deferral account balances as of the end of fiscal year 2026, see the section titled “Executive Compensation—Nonqualified Deferred Compensation in Fiscal Year 2026.”

Going Forward

We anticipate that Spinco will adopt a similar non-qualified deferred compensation plan as the one maintained by Flex upon the Spin-Off. Following the Spin-Off, the Spinco Compensation and People Committee will review the non-qualified deferred compensation plan adopted by Spinco to ensure that it meets Spinco’s business needs and strategic objectives.

Executive Perquisites

Flex Practice

Perquisites represent a small part of the overall compensation program for the NEOs. In fiscal year 2026, Flex paid premiums on long-term disability insurance for all of the NEOs.

Under Flex’s Corporate Aircraft Use Policy, Flex permits Ms. Advaithi to fly on a company-provided aircraft for personal travel subject to availability, subject to an annual cap, above which reimbursement to Flex is required. Flex provides this benefit to Ms. Advaithi for additional security, as well as for efficiency, so she can use her travel time more productively for Flex. Ms. Advaithi is taxed on the value of this personal usage according to applicable tax rules. There is no tax gross-up paid on the income attributable to this value. During fiscal year 2026, the aggregate incremental cost to Flex for Ms. Advaithi’s personal aircraft use was $118,940, which is detailed in the Summary Compensation Table.

During fiscal year 2026, the Flex Compensation and People Committee approved executive financial planning and tax preparation services valued at up to $18,000 per year per participant. The Flex Compensation and People Committee believes that providing these services enables Spinco’s executives to concentrate on their responsibilities without the distraction of managing their personal finances and assists in attracting and retaining top talent. Participating executives are responsible for the taxes related to the imputed income associated with this benefit; Flex does not provide any tax gross-up.

Executive Security

The Flex Board of Directors believes that Flex’s executives should not be exposed to personal security risks arising from their roles at Flex and that providing appropriate security measures is in the best interests of Flex. At the Flex Board of Directors’ direction, during fiscal year 2026 Flex engaged an independent, third-party security firm to conduct a comprehensive security assessment of risks applicable to its CEO and certain other senior executives. The assessment provided recommendations focused on personal and residential protection measures.

During fiscal year 2026, Flex incurred limited personal security costs for Ms. Advaithi in connection with one trip that included a personal component. The incremental cost associated with this personal security support is included in the “All Other Compensation” column of the Summary Compensation Table. No other named executive officer incurred reportable personal security costs during fiscal year 2026.

Relocation Assignments

In accordance with Flex’s executive relocation policy, Flex agreed to reimburse documented and reasonable expenses that Mr. Krumm incurred in connection with his relocation to the Austin, Texas area where Flex has corporate offices. In fiscal year 2026, these expenses were $131,212. Additional relocation expenses will be paid in fiscal year 2027 given that elements of his relocation were not completed by the end of fiscal year 2026. These benefits are quantified under the “All Other Compensation” column in the Summary Compensation Table.

401(k) Plan

Under the Flex 401(k) plan, all of Flex’s U.S. employees, including Spinco’s NEOs, are eligible to receive matching contributions. Flex also offers annual discretionary matching contributions based on company performance and other economic factors as determined at the end of the fiscal year. For fiscal year 2026, Flex elected not to make discretionary contributions on behalf of any of Spinco’s NEOs.

Other Benefits

Our NEOs are eligible to participate in all of the Flex’s employee benefit plans, such as medical, dental, vision, group life, disability, and accidental death and dismemberment insurance, in each case on the same basis as other U.S. employees, subject to applicable law.

Going Forward

Following the Spin-Off, we anticipate that Spinco’s benefits and perquisites upon the Spin-Off will generally include the same benefits and perquisites as provided by Flex. Following the Spin-Off, the Spinco Compensation and People Committee will review the benefits and perquisites provided by Spinco to ensure they support Spinco’s efforts to attract and retain talented executives.

Termination and Change of Control Arrangements

The Flex Board of Directors and the Flex Compensation and People Committee believe severance and change of control arrangements are important components of the overall executive compensation program. Severance arrangements help attract and retain executives with the experience needed to drive success. Change of control provisions help to secure the continued employment and dedication of the NEOs, to reduce any concern that they might have regarding their own continued employment prior to or following a change of control of Flex and to promote continuity of management during a corporate transaction. Accordingly, Flex maintains certain arrangements, described below, pursuant to which the NEOs are entitled to certain severance and change of control protections. The benefits under these arrangements are described and quantified under the section titled “Executive Compensation—Potential Payments Upon Termination or Change of Control.” Flex does not have employment agreements with any of Spinco’s current NEOs.

The following chart describes the benefits that would be provided to the NEOs under the Flex Ltd. Executive Severance Plan, as amended and restated on March 5, 2025 (the “Flex Executive Severance Plan”) and the Flex Ltd. 2017 Equity Incentive Plan (as amended and restated in 2023, and as subsequently amended, the “Flex 2017 Equity Incentive Plan”) in the event of a qualifying termination generally (that is, a qualifying termination outside a change of control), and the benefits that would be provided in the event of a qualifying termination within 24 months after a change of control. Benefits under the Flex Executive Severance Plan are contingent upon the participant entering into and complying with the terms of a transition agreement (“Transition

Agreement”) and/or a release of claims, including any customary non-competition, non-solicitation, non-disclosure, non-disparagement, and cooperation provisions:

Flex Executive Severance Plan Termination Benefit	General Severance Provisions (Qualifying Termination Outside a Change of Control)	Change of Control Severance Provisions (Qualifying Termination within 24 Months after a Change of Control)
Salary and Bonus

•

For the CEO, two years’ continued payment of base salary and two years of her target annual bonus amount

•

For the other NEOs, base salary continuation during the transition period provided in the Transition Agreement, and a pro-rated annual bonus for the fiscal year in which the transition period begins, based on actual performance through the end of the fiscal year

•

For the CEO, lump sum payment of 2.99 times the sum of base salary and target annual bonus amount

•

For the other NEOs, lump sum payment of two times the sum of base salary and target annual bonus amount

Equity and Deferred Compensation (NQDC) Vesting

•

For the CEO, two years’ continued vesting of outstanding equity awards and deferred compensation awards

•

For the other NEOs:

•

Outstanding equity awards (including, but not limited to, time-based RSUs and PSUs), and deferred compensation awards continue vesting during the transition period, and

•

Following the transition period, accelerated vesting of RSUs (but not PSUs) and deferred compensation awards that would have vested during the one-year period following the transition period, subject to the participant signing an additional release of claims and compliance with post-termination covenants under the Transition Agreement

•

For the CEO and other NEOs, accelerated vesting of any unvested service-based equity awards in accordance with the Flex 2017 Equity Incentive Plan and accelerated vesting of any unvested deferred compensation. PSU vesting will accelerate with funding based upon actual performance for completed periods during the measurement period and target performance for unfinished periods during the measurement period

Benefits Continuation	• For the CEO, benefits coverage continuation for two years • For the other NEOs, benefits coverage continuation for duration of transition period provided in the Transition Agreement	• For the CEO, benefits coverage continuation for three years • For the other NEOs, benefits coverage continuation for two years

The following are death, disability and retirement benefits applicable for all NEOs with respect to Flex RSU, PSU and NQDC awards.

Termination Scenario	Description of RSU, PSU and NQDC Treatment
Death or Disability

•

RSU and NQDC vesting will accelerate upon the occurrence of these events

•

PSU vesting will accelerate with funding based upon actual performance for completed periods during the measurement period and target performance for unfinished periods during the measurement period, and pro-rated for length of time employed during the performance period

Retirement

•

Retirement is defined as:

•

Sum of age and service credits is equal to at least 65

•

Minimum length of service is 5 years

•

Minimum age is 55

•

Unvested RSUs and NQDC would continue to vest, with PSUs vesting based on actual performance at the end of the performance cycle

•

Unvested PSUs would be pro-rated for length of time employed during the performance period

•

The retirement provision is not applicable to the Supplemental Equity Award granted to Ms. Advaithi on June 19, 2025

Going Forward

We expect that Spinco will adopt an executive severance plan substantially similar to the Flex Ltd. Executive Severance Plan. Following the Spin-Off, the Spinco Compensation and People Committee will review the non-executive severance plan adopted by Spinco to ensure that it meets Spinco’s business needs and strategic objectives.

Executive Share Ownership Guidelines

Flex Practice

Flex maintains robust share ownership guidelines in order to closely align the interests of senior management with those of Flex’s shareholders. The ownership guidelines for Flex’s executive officers are summarized below.

Ownership Guideline Design Element	Description
Targeted Ownership Value	• CEO – 6x salary • CFO – 3.5x salary • Other NEOs – 2.5x salary
Forms of Ownership Counted Toward Guideline	• All Ordinary Shares held outright by Spinco’s executives • Unvested service-based RSUs
Compliance Period

•

Five years for newly hired or newly promoted executives

•

If an executive’s stock ownership requirement is increased, a three-year compliance transition period will be provided to acquire the incremental shares

Unearned performance-based equity awards and shares underlying unexercised stock options (whether vested or unvested, whether time- or performance-based and whether in-the-money or not) do not count as stock owned for purposes of the guidelines.

The Flex Compensation and People Committee and the Spinco Nominating and Governance Committee both monitor the share ownership of management.

Going Forward

We expect that Spinco will adopt substantially similar stock ownership guidelines in connection with the Spin-Off.

Executive Incentive Compensation Recoupment Policy

Flex Practice

Flex maintains an amended and restated Executive Incentive Compensation Recoupment Policy (the “Recoupment Policy”), as required by the Dodd-Frank Wall Street Reform & Consumer Protection Act and corresponding listing standards adopted by Nasdaq regarding compensation recovery.

Flex’s Recoupment Policy applies in the event Flex is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a “Financial Restatement”). Pursuant to Flex’s Recoupment Policy, Flex will promptly recover any erroneously awarded incentive-based compensation, on a no-fault basis, received by any current or former executive officer of Flex, including Flex’s NEOs, during the three completed fiscal years immediately preceding the date on which Flex is required to prepare a Financial Restatement.

In addition to erroneously awarded incentive-based compensation, under Flex’s Recoupment Policy, the Flex Compensation and People Committee, as administrator of the Recoupment Policy, may, to the extent it deems appropriate, cancel outstanding equity awards, including time- or performance-based awards, where the Flex Board of Directors or the Flex Compensation and People Committee took into account the financial performance of Flex in granting such awards and the financial results were subsequently reduced due to a Financial Restatement. The Recoupment Policy also provides that incentive compensation may be recovered from certain other direct reports of Flex’s CEO under certain specified circumstances if deemed appropriate by the Flex Compensation and People Committee.

Going Forward

The Spinco Compensation and People Committee is expected to adopt a substantially similar recoupment policy in connection with the Spin-Off.

Executive Compensation

The following table sets forth the fiscal year 2026 compensation for:

•	Revathi Advaithi, Spinco’s Chief Executive Officer;

•	Kevin Krumm, Spinco’s Chief Financial Officer;

•	Hooi Tan, our Chief Operating Officer, and

•	Scott Offer, our Vice President, General Counsel.

The executive officers included in the Summary Compensation Table are referred to in this proxy statement as Spinco’s NEOs. A detailed description of the plans and programs under which Spinco’s NEOs received the following compensation can be found in the section titled “Compensation Discussion and Analysis of Axiom” of this proxy statement. Additional information about these plans and programs is included in the additional tables and discussions that follow the Summary Compensation Table.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(3)	Bonus ($)(4)	Share Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)(9)	Total ($)(10)
Revathi Advaithi Chief Executive Officer	2026	1,325,000	—	38,446,348	3,950,117	68,487	601,186	44,391,138
Kevin Krumm Chief Financial Officer(1)	2026	832,000	—	3,099,287	1,728,746	—	219,906	5,879,939
Hooi Tan Chief Operating Officer(2)	2026	735,000	—	3,099,287	1,460,798	83,489	102,788	5,481,362
Scott Offer Executive Vice President, General Counsel	2026	663,000	—	2,832,188	1,131,608	122,450	248,370	4,997,616

(1)	Mr. Krumm was appointed as Flex’s Chief Financial Officer effective January 6, 2025.
(2)

A portion of Mr. Tan’s compensation in fiscal year 2025 was paid in Singapore dollars. Such amounts have been converted to U.S. dollars using a conversion rate of 1.34, which is the average of the monthly translation rates for fiscal year 2025.

(3)	The reported salary amounts in any year may differ from the annual base salary amount reported due to the timing of payroll periods and/or the effective date of the change in base salary.
(4)

The amount shown for Mr. Krumm is a sign-on bonus paid upon commencement of employment with Flex, which he is required to repay if, within 24 months of the employment commencement date, he either voluntarily terminates his employment with Flex (other than for “good reason”) or Flex terminates his employment for “cause” (as such terms are defined in the Flex Executive Severance Plan).

(5)

Share awards consist of service-based RSUs, adjusted EPS growth PSUs, rTSR PSUs, and Supplemental Equity Award PSUs (for Ms. Advaithi only). The amounts in this column do not reflect compensation actually received by the NEOs, nor do they reflect the actual value that will be realized by the NEOs. Instead, the amounts reflect the grant date fair value for grants made by Flex in fiscal year 2026, calculated in accordance with FASB ASC Topic 718. The adjusted EPS growth and rTSR PSUs included in this column are at the target number of shares as follows for fiscal year 2026: 192,218 PSUs or $9,234,461 for Ms. Advaithi; 44,593 PSUs or $2,142,316 for Mr. Krumm; 44,593 PSUs or $2,142,316 for Mr. Tan; and 40,750 PSUs or $1,957,694 for Mr. Offer. The Supplemental Equity Award PSUs included in this column are at the target number of shares as follows for fiscal year 2026: 543,124 PSUs or $25,086,898 for Ms. Advaithi. The maximum number of shares for the adjusted EPS growth PSUs are as follows for fiscal year 2026: 337,100 PSUs or $14,687,447 for Ms. Advaithi; 78,205 PSUs or $3,407,392 for Mr. Krumm; 78,205 PSUs or $3,407,392 for Mr. Tan; and 71,465 PSUs or $3,113,730 for Mr. Offer. The maximum number of shares for the Supplemental Equity Award PSUs for fiscal year 2026: 1,357,810 PSUs or $62,717,244 for Ms. Advaithi. For additional information regarding the assumptions made in calculating the amounts reflected in this column, see Note 5 to Flex’s audited consolidated financial statements, “Share-Based Compensation,” included in Flex’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.

(6)

The amounts in this column represent incentive cash bonuses earned in fiscal year 2026. For additional information, see the section titled “Compensation Discussion and Analysis of Axiom—Fiscal Year 2026 Executive Compensation—Incentive Bonus Plan” of this proxy statement.

(7)

The amounts in this column represent the above-market earnings on the vested portions of the nonqualified deferred compensation accounts of the NEOs. None of Spinco’s NEOs participated in any defined benefit or actuarial pension plans in any period presented. For additional information, see the table below entitled “Nonqualified Deferred Compensation in Fiscal Year 2026.”

(8)	The following table provides a breakdown of compensation included in the “All Other Compensation” column for fiscal year 2026.

Name	Pension/Savings Plan Company Match Expenses/ Social Security ($)(a)	Medical/Enhanced Long-Term Disability ($)(b)	Tax Preparation Expenses ($)(c)	Personal Aircraft Usage ($)(d)	Other ($)(e)	Total ($)
Revathi Advaithi	473,688	7,217	—	118,940	1,341	601,186
Kevin Krumm	82,436	6,258	—	—	131,212	219,906
Hooi Tan	97,162	—	5,626	—	—	102,788
Scott Offer	243,917	4,453	—	—	—	248,370

(a)

The amounts in this column represent Flex’s regular employer matching contributions to the 401(k) saving plan accounts and employer contributions to the deferral accounts (i.e., deferred compensation awards) under the deferred compensation plan.

•

401(k) contributions for Ms. Advaithi and Messrs. Krumm and Offer were $13,800, $15,187 and $13,800, respectively. The amount of $13,673 for Mr. Tan represents the contribution to the Singapore Provident fund.

•	Deferred compensation plan awards for Ms. Advaithi and Messrs. Krumm, Tan and Offer were $459,888, $67,249 and $255,107 and $230,117, respectively.

(b)	The amounts in this column represent Flex’s contributions to the executive long-term disability program, which provides additional benefits beyond the basic employee long-term disability program.
(c)	The amount in this column represents Mr. Tan’s expenses related to tax preparation assistance regarding his relocation.
(d)

Represents the aggregate incremental cost to Flex for the personal use of corporate aircraft by Ms. Advaithi, who may be accompanied by her spouse and other family members and guests. This is calculated using an hourly rate for each flight hour based on the variable operating costs to Flex, including fuel, maintenance, crew travel expenses, catering, landing fees, and other miscellaneous variable costs. Since corporate aircraft are primarily used for business travel, Flex does not include costs that Flex would have incurred regardless of whether there was any personal aircraft usage, such as depreciation, hanger rental, and insurance costs.

(e)

The amounts in this column represent Ms. Advaithi’s limited personal security cost in connection with one trip that included a personal component, and Mr. Krumm’s relocation expenses incurred in fiscal year 2026.

(9)	Total amounts may not add up due to rounding.

Grants of Plan-Based Awards in Fiscal Year 2026

The following table presents information about non-equity incentive plan awards and RSU and PSU awards that Flex granted in Spinco’s 2026 fiscal year to the NEOs. Flex did not grant any stock options to Spinco’s NEOs during the 2026 fiscal year.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Share Awards ($)(4)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Revathi Advaithi	6/12/2025	(5)				67,420	134,840	337,100		5,874,979
	6/12/2025	(6)				14,344	57,378	114,756		3,359,482
	6/12/2025								94,675	4,124,990
	6/19/2025	(7)				271,562	543,124	1,357,810		25,086,898
			808,913	2,186,250	4,372,500

Kevin Krumm	6/12/2025	(5)				15,641	31,282	78,205		1,362,957
	6/12/2025	(6)				3,327	13,311	26,622		779,359
	6/12/2025								21,964	956,971
			354,016	956,800	1,913,600

Hooi Tan	6/12/2025	(5)				15,641	31,282	78,205		1,362,957
	6/12/2025	(6)				3,327	13,311	26,622		779,359
	6/12/2025								21,964	956,971
			299,145	808,500	1,617,000

Scott Offer	6/12/2025	(5)				14,293	28,586	71,465		1,245,492
	6/12/2025	(6)				3,041	12,164	24,328		712,202
	6/12/2025								20,071	874,493
			245,310	663,000	1,326,000

(1)

These amounts show the range of possible payouts under Spinco’s cash incentive programs for fiscal year 2026. The amounts correspond to the range of possible payouts under the incentive bonus plan. The maximum payment represents 200% of the target payment. The threshold payment represents 37.2% of target payout levels for all NEOs. For the annual incentive bonus plan, the amounts actually earned for fiscal year 2026 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section titled “Compensation Discussion and Analysis of Axiom—Fiscal Year 2026 Executive Compensation—Incentive Bonus Plan” of this proxy statement.

(2)

Shows the range of estimated future vesting of the adjusted EPS growth and rTSR PSUs granted to all of the NEOs in fiscal year 2026 under the Flex 2017 Equity Incentive Plan, as well as the range of estimated future vesting of the Supplemental Equity Award PSUs granted to Ms. Advaithi in fiscal year 2026 under the Flex 2017 Equity Incentive Plan. The adjusted EPS growth PSUs granted on June 12, 2025 cliff vest after three years, with the vesting based upon a yearly EPS measurement period and averaged over the performance period. The maximum payout for each NEO represents 250% of the target payout levels. If Flex’s TSR performance over the three-year EPS performance period is below the 25th percentile rank relative to rTSR peer companies, then the maximum shares will be capped at 200% of the target shares. The threshold payout for the adjusted EPS growth PSUs for each NEO represents 50% of the target payout.

The rTSR PSUs cliff-vest after three years, with vesting based on the percentile rank of Flex’s TSR relative to the return of Flex’s TSR peer group. The maximum payout for each NEO represents 200% of the target payout. The threshold payout for the rTSR PSUs for each NEO represents 25% of target payout.

The Supplemental Equity Award PSUs granted to Ms. Advaithi cliff-vest after three years based on rigorous goals tied to the CPI business as further described in the section above titled “Other Long-Term Incentive Compensation Award Granted During FY26” of this proxy statement. The maximum payout represents 250% of the target payout levels. The threshold payout for Ms. Advaithi’s Supplemental Equity Award PSUs represents 50% of the target payout. The maximum shares may be subject to the TSR cap based on the achievement levels set forth below:

•	250% of target if rTSR is at or above the median,

•	200% of target if rTSR is below the median, and

•	100% of target if rTSR is below the 25th percentile.

For additional information regarding the equity awards granted to the NEOs in fiscal year 2026, see the section titled “Compensation Discussion and Analysis of Axiom—Fiscal Year 2026 Executive Compensation—Long-Term Share-Based Incentive Compensation” of this proxy statement.

(3)

Shows the number of service-based RSUs granted in fiscal year 2026 under the Flex 2017 Equity Incentive Plan. For each NEO, the RSUs vest in three annual installments at a rate of one-third per year. For additional information, see the section titled “Compensation Discussion and Analysis of Axiom—Fiscal Year 2026 Executive Compensation—Long-Term Share-Based Incentive Compensation” of this proxy statement.

(4)

This column shows the grant date fair value of service-based RSUs, adjusted EPS growth PSUs, rTSR PSUs and Supplemental Equity Award PSUs, at the target level, under FASB ASC Topic 718 granted to the NEOs in fiscal year 2026. The grant date fair value is the amount that Flex will expense in its financial statements over the awards’ vesting schedule. For service-based RSUs, adjusted EPS growth PSUs and Supplemental Equity Award PSUs, the grant date fair value is the closing price of Flex’s ordinary shares on the grant date. For rTSR PSUs where vesting is contingent on meeting a market condition, the grant date fair value was calculated using a Monte Carlo simulation. Additional information on the valuation assumptions is included in Note 5 of Flex’s audited consolidated financial statements, “Share-Based Compensation,” included in Flex’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026.

(5)	This row shows the adjusted EPS growth PSUs.
(6)	This row shows the rTSR PSUs.
(7)	This row shows Ms. Advaithi’s Supplemental Equity Award PSUs.

Outstanding Equity Awards at 2026 Fiscal Year-End

The following table presents information about outstanding share awards held by Spinco’s NEOs as of March 31, 2026. The table shows information about: (i) service-based RSUs and (ii) PSUs.

The market value of the share awards is based on the closing price of Flex’s ordinary shares as of March 31, 2026, which was $65.46. For PSUs, the number of unearned shares and the market values shown assume all performance criteria are met at threshold, target or maximum depending on performance through March 31, 2026. For additional information on Spinco’s equity incentive programs, see the section titled “Compensation

Discussion and Analysis of Spinco—Fiscal Year 2026 Executive Compensation—Long-Term Share-Based Incentive Compensation” of this proxy statement.

	Share Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Revathi Advaithi	85,021	(3)	5,565,475	255,062	(8)	16,696,359
	109,478	(3)	7,166,430	164,216	(9)	10,749,579
	94,675	(3)	6,197,426	114,756	(10)	7,511,928
	255,062	(4)	16,696,359	164,216	(11)	10,749,579
				337,100	(12)	22,066,566
				1,357,810	(13)	88,882,243
Kevin Krumm	95,497	(5)	6,251,234	26,622	(10)	1,742,676
	21,964	(5)	1,437,763	78,205	(12)	5,119,299
Hooi Tan	23,981	(6)	1,060,125	48,582	(8)	3,180,178
	72,578	(6)	1,569,796	35,970	(9)	2,354,596
	21,964	(6)	4,750,956	26,622	(10)	1,742,676
	48,582	(4)	1,437,763	35,970	(11)	2,354,596
				145,156	(14)	9,501,912
				78,205	(12)	5,119,299
Scott Offer	14,574	(7)	954,014	43,724	(8)	2,862,173
	18,768	(7)	1,228,553	28,150	(9)	1,842,699
	20,071	(7)	1,313,848	24,328	(10)	1,592,511
	43,724	(4)	2,862,173	28,150	(11)	1,842,699
				71,465	(12)	4,678,099

(1)

This column includes rTSR PSUs and adjusted EPS growth PSUs granted in fiscal years 2024, 2025 and 2026 under the Flex 2017 Equity Incentive Plan, as well as Supplemental Equity Award PSUs granted to Ms. Advaithi in fiscal year 2026 under the Flex 2017 Equity Incentive Plan. Vesting of the rTSR PSUs granted in fiscal years 2024, 2025 and 2026 is based on Flex’s TSR relative to the return of the Flex’s TSR peer group over the three-year performance period. Vesting of the adjusted EPS growth PSUs granted in fiscal years 2024, 2025 and 2026 to all NEOs is based upon Flex’s adjusted EPS growth over the yearly measurement period and averaged over the 3-year performance period. Vesting of the adjusted EPS growth PSUs granted in fiscal year 2025 to Mr. Tan is based upon Flex’s three-year compounded annual growth rate, or CAGR. Vesting of the Supplemental Equity Award PSUs granted in fiscal year 2026 to Ms. Advaithi is based upon Flex’s CPI business measured at the end of fiscal year 2028, subject to an overall payout cap based upon Flex’s rTSR return over a three-year period beginning on June 19, 2025 and ending on June 19, 2028.

(2)

The projected payouts of the rTSR PSUs for the 2023-2026, 2024-2027 and 2025-2028 cycles are shown at maximum. The projected payout of the adjusted EPS growth PSUs for the 2024-2027 and 2025-2026 cycles are shown at maximum. The adjusted EPS growth PSUs granted in fiscal year 2025 to Mr. Tan and the Supplemental Equity Award PSU granted to Ms. Advaithi are shown at maximum.

(3)

85,021 shares vest on June 14, 2026; 109,478 shares vest at a rate of 54,739 shares per year for two years, with the first vesting date on June 12, 2026; and 94,675 shares vest at a rate of 31,558 shares per year for three years, with the first vesting date on June 12, 2026.

(4)	Actual results for adjusted EPS growth PSUs paid out on May 8, 2026.
(5)

95,497 shares vest at a rate of 47,748 shares per year for two years, with the first vesting date on January 6, 2027; and 21,964 shares vest at a rate of 7,321 shares per year for three years, with the first vesting date on June 12, 2026.

(6)

16,195 shares vest on June 14, 2026; 23,981 shares vest at a rate of 11,990 shares per year for two years, with the first vesting date on June 12, 2026; 72,578 shares vest on September 25, 2027; and 21,964 shares vest at a rate of 7,321 shares per year for three years, with the first vesting date on June 12, 2026.

(7)

14,574 shares vest on June 14, 2026; 18,768 shares vest at a rate of 9,384 shares per year for two years, with the first vesting date on June 12, 2026; and 20,071 shares vest at a rate of 6,690 shares per year for three years, with the first vesting date on June 12, 2026.

(8)	Unvested rTSR PSUs to vest date on June 14, 2026, assuming a maximum payout of 200%.
(9)	Unvested rTSR PSUs to vest date on June 12, 2027, assuming a maximum payout of 200%.
(10)	Unvested rTSR PSUs to vest date on June 12, 2028, assuming a maximum payout of 200%.
(11)	Unvested remaining adjusted EPS growth PSUs to vest in May 2027 assuming a maximum payout of 200%.
(12)	Unvested remaining adjusted EPS growth PSUs to vest in May 2028, assuming a maximum payout of 250%.
(13)	Unvested remaining Supplemental Equity Award PSUs to vest in June 2028 assuming a maximum payout of 250%.
(14)	Unvested remaining adjusted EPS growth CAGR PSUs to vest in May 2028 and May 2029 assuming a maximum payout of 200%.

Shares Vested in Fiscal Year 2026

The following table presents information for each of the NEOs regarding the number of shares acquired upon the vesting of share awards in the form of RSUs and PSUs during fiscal year 2026 and the value realized, in each case before payment of any applicable withholding tax and broker commissions. There were no option exercises by the NEOs in 2026 and the NEOs do not hold any unexercised options.

	Share Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Revathi Advaithi	1,035,876	42,920,452
Kevin Krumm	47,748	2,962,525
Hooi Tan	189,487	7,857,966
Scott Offer	185,261	7,673,289

(1)

The amounts in this column reflect the aggregate dollar amount realized upon the vesting of RSUs and PSUs determined by multiplying the number of Ordinary Shares underlying such awards by the market value of the underlying shares on the vesting date.

Nonqualified Deferred Compensation in Fiscal Year 2026

Each of the NEOs participates in Flex’s NQDC Plan. Flex’s deferred compensation program is intended to promote retention by providing a long-term savings opportunity on a tax-efficient basis. Under Flex’s NQDC Plan, participating officers may defer up to 70% of their base salary and bonus, net of certain statutory and benefit deductions. Flex may make a discretionary matching contribution for these deferrals to reflect limitations on Spinco’s matching contribution under the 401(k) plan. Under this plan, Flex may also make annual contributions, in amounts up to 37.5% of each participant’s base salary (subject to offsets for non-U.S. executives’ pension and other benefits), which will cliff vest after four years. For these annual contributions, 50% of the funding is paid as a percent of base salary and the remaining 50% is performance-based, up to a maximum of 150%. Amounts credited to the deferral accounts are deemed to be invested in hypothetical investments selected by a participant or an investment manager on behalf of each participant. Participants in Flex’s NQDC Plan may receive their vested deferred compensation balances upon termination of employment at such time as is specified in their deferral agreements, which may include a lump sum payment or installment payments made over a period of years. Participants also may elect in-service distributions through a lump sum payment or in installments over a period of up to ten years.

Under Spinco’s deferred compensation plan, Flex entered into trust agreements providing for the establishment of irrevocable trusts into which Flex are required to deposit cash or other assets as specified in the applicable deferral agreement, equal to the aggregate amount required to be credited to the participant’s deferral account, less any applicable taxes to be withheld. The deferred account balances of the participants in Spinco’s deferred compensation plan are unfunded and unsecured obligations of Flex, receive no preferential standing, and are subject to the same risks as any of Spinco’s other general obligations.

For a discussion of the contributions granted to each of the NEOs and their vesting terms, including vesting upon the executive’s termination or a change of control of Flex, see the sections titled “Compensation Discussion and Analysis of Axiom—Fiscal Year 2026 Executive Compensation—Deferred Compensation Awards” of this proxy statement and “Executive Compensation—Potential Payments Upon Termination or Change of Control” below.

The following table presents information for fiscal year 2026 about: (i) contributions to the NEOs’ deferred compensation plan accounts by the executive; (ii) contributions to the NEOs’ deferred compensation plan accounts by Flex; (iii) aggregate earnings (or losses) on the deferred compensation plan accounts; (iv) aggregate withdrawals and distributions from the deferred compensation plan accounts; and (v) the deferred compensation plan account balances as of the end of the fiscal year. For fiscal year 2026, Ms. Advaithi and Messrs. Krumm, Offer and Tan each received deferred cash awards with a value that averaged approximately 34.7% of their respective fiscal year 2025 base salaries.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (Losses) in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year-End ($)(4)
Revathi Advaithi	—	459,888	68,487	(493,794)	1,832,451
Kevin Krumm	—	67,249	(5,153)	—	480,802
Hooi Tan	—	255,107	83,489	(92,134)	908,433
Scott Offer	142,141	230,117	122,450	—	1,301,939

(1)	Reflects portions of the salary and/or bonus payments deferred by Spinco’s NEOs during the fiscal year.
(2)

These amounts represent employer contributions under Flex’s NQDC Plan. These awards cliff vest after four years. These amounts, including any earnings or losses thereon, will be reported under the “All Other Compensation” column of the Summary Compensation Table. For additional information on these contributions and their vesting terms, including vesting upon the executive’s termination or change of control of Flex, see the sections titled “Compensation Discussion and Analysis of Axiom—Fiscal Year 2026 Executive Compensation—Deferred Compensation Awards” and “Executive Compensation—Potential Payments Upon Termination or Change of Control” of this proxy statement.

(3)

Reflects earnings (or losses) for each NEO on both the vested and unvested portions of the executive’s deferred compensation account(s). The above-market portion of the earnings on the vested portion of the executive’s deferred compensation account(s) is included under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the Summary Compensation Table.

(4)

The amount in this column with respect to Mr. Offer includes the sum of the amounts that he deferred in prior years and previously reported as compensation in the Summary Compensation Table in respect of the applicable year. No other NEOs have voluntarily contributed to Flex’s NQDC Plan. The aggregate balance at fiscal year-end 2025 was in the amounts of $1,797,871 for Ms. Advaithi, $418,706 for Mr. Krumm, $661,971 for Mr. Tan, and $949,377 for Mr. Offer.

Potential Payments Upon Termination or Change of Control

As described in the section titled “Compensation Discussion and Analysis of Axiom” of this proxy statement, Spinco’s NEOs do not have employment agreements with Spinco. Spinco’s NEOs are eligible for certain termination and change of control benefits under the Flex Executive Severance Plan, Flex’s NQDC Plan and the Flex 2017 Equity Incentive Plan.

Acceleration of Vesting of Deferred Compensation

If the employment of any participant in Flex’s NQDC Plan is involuntarily terminated by Flex without cause or is terminated by the executive with good reason within two years following a change of control (as defined in Flex’s NQDC Plan), the entire unvested portion of the deferred compensation account of the NEO will vest. The entire unvested portion of a participant’s deferred compensation account also will vest if the NEO’s employment terminates as a result of death or disability. If a participant in Flex’s NQDC Plan ceases to provide services to Flex due to a qualifying retirement (generally meaning a voluntary termination of service after the participant has attained the age of 55, completed at least 5 years of service as an employee of Flex, and the sum of age and service is equal to at least 65), the unvested portion of the NEO’s deferred compensation account will continue to vest, subject to the NEO signing a release of claims, complying with post-termination restrictive covenants, and (if required by the Company in its discretion), providing up to 6 months advance written notice of retirement. As described below under the heading “Executive Severance Plan,” if the employment of a participant in Flex’s NQDC Plan is terminated by the Company without cause or by the NEO for good reason, but not within two years following a change of control, the NEO generally would be entitled to continued vesting of the NEO’s deferred compensation account for a specified period following termination.

Acceleration of Vesting of Equity Awards

The number of unvested equity awards held by each NEO as of March 31, 2026, is listed above in the Outstanding Equity Awards at 2026 Fiscal Year-End table. All unvested outstanding equity awards held by the NEOs at the end of fiscal year 2026 were granted under the Flex 2017 Equity Incentive Plan.

Subject to any waiver by the Flex Compensation and People Committee, all unvested RSU awards, PSU awards and unvested stock options held by a plan participant will be forfeited if the participant ceases to provide services to Flex, except for certain termination reasons such as retirement, death, disability, or involuntary termination without cause or for “good reason” (as defined in Flex’s Executive Severance Plan) within 24 months after a change of control.

Treatment of Certain Awards Upon Retirement

Certain award agreements for RSUs, rTSR PSUs, and adjusted EPS growth PSUs granted under the Flex 2017 Equity Incentive Plan provide that if a plan participant ceases to provide services to Flex due to a qualifying retirement (meaning a voluntary termination of service after the participant has attained the age of fifty-five (55) years; completed at least five (5) years of service as an employee of Flex; and the sum of age and service is equal to at least 65), then the award will not terminate. RSUs would continue to vest, and a pro rata number for the length of time employed during the performance period shall be issued to the participant at the end of the performance cycle for rTSR PSUs and adjusted EPS growth PSUs. However, the Supplemental Equity Award PSUs granted to Ms. Advaithi during fiscal year 2026 and the PSUs and RSUs granted as supplemental equity awards to Mr. Tan during fiscal year 2025, respectively, do not provide for accelerated or continued vesting upon retirement. Among Spinco’s NEOs, Ms. Advaithi and Mr. Offer meet the retirement criteria.

Treatment of Certain Awards Upon Death or Disability

Certain award agreements for RSUs, rTSR PSUs, and adjusted EPS growth PSUs granted under the Flex 2017 Equity Incentive Plan provide that if a plan participant ceases to provide services to Flex due to death or disability, then the awards will accelerate after the qualifying termination. RSUs will immediately vest. rTSR PSUs and adjusted EPS growth PSUs will be prorated and immediately vest as follows: completed cycles will vest based on actual performance and unfinished cycles will vest at target. The Supplemental Equity Award PSUs granted to Ms. Advaithi during fiscal year 2026 provide for prorated vesting in the event of her death, but do not provide for accelerated vesting in the event of her disability.

Double-Trigger Vesting Upon a Change of Control

The Flex 2017 Equity Incentive Plan is a “double trigger” equity plan, meaning that unvested equity awards vest immediately only if (i) there is a change of control of Flex and (ii)(x) such awards are not converted, assumed or replaced by the successor or survivor corporation or (y) such awards are converted, assumed or replaced by the successor or survivor corporation, and the participant incurs an involuntarily termination of service as described below.

Under the terms of the Flex 2017 Equity Incentive Plan, unless otherwise provided in the applicable award agreement or other agreement between Flex and the participant, in the event of a change of control of Flex (as defined in the Flex 2017 Equity Incentive Plan) in which the participant’s awards are not converted, assumed, or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then all forfeiture restrictions on such awards will lapse immediately prior to the change of control and, following the consummation of such a change of control, all such awards will terminate and cease to be outstanding.

Under the terms of the Flex 2017 Equity Incentive Plan, as amended effective March 5, 2025, with respect to both then-outstanding and future awards, where awards under the Flex 2017 Equity Incentive Plan are assumed or continued after a change of control, those awards will be treated as follows in the event of a participant’s “Involuntary Termination of Service” within 24 months after the change of control:

•

Outstanding equity awards with vesting based solely upon continued employment (or other service), such as RSUs, will vest in full immediately upon the participant’s Involuntary Termination of Service (and any stock options or stock appreciation rights will become fully exercisable and remain exercisable for 90 days after the Involuntary Termination of Service, but not beyond the latest date that the stock option or stock appreciation right could have expired in accordance with its original terms under any circumstances); and

•

Outstanding equity awards with vesting based in whole or in part upon the achievement of performance goals, such as rTSR PSUs and EPS growth PSUs, will vest in full (i) at the “target” level of performance, to the extent that the applicable performance period (or any portion of the performance period that is designated as a separate measurement period) has not been completed as of the participant’s Involuntary Termination of Service, or (ii) based upon the actual level of achievement of the applicable performance goals during the applicable performance period (or any portion of the performance period that is designated as a separate measurement period), to the extent that such period has been completed as of the participant’s Involuntary Termination of Service.

For purposes of “double-trigger” vesting of equity awards in connection with a change of control, an “Involuntary Termination of Service” means (a) the termination of the participant’s service by Flex (or any successor or survivor corporation, or a parent or subsidiary thereof) without “cause” (as defined in the Flex 2017 Equity Incentive Plan) and not as a result of the participant’s death or disability, or (b) where the participant, such as each of the NEOs, is a party to an arrangement, such as the Flex Executive Severance Plan, that defines “good reason” with respect to the participant, the participant’s termination of service for “good reason” as so defined.

Flex Executive Severance Plan

Flex’s Executive Severance Plan covers all of the NEOs and certain other senior level employees of Flex. Under the Flex Executive Severance Plan, in the event of a qualifying termination of employment by Flex without “cause” (and not as a result of death or disability) or by a participant for “good reason” (each such term as defined in the Flex Executive Severance Plan), the participant will receive the following benefits, subject to the participant entering into and complying with the terms of a Transition Agreement and/or a release of claims, including any customary non-competition, non-solicitation, non-disclosure, non-disparagement, and cooperation provisions:

General Severance Provisions (Qualifying Termination Outside a Change of Control):

•

For the CEO, two years’ continued payment of base salary and two years of her target annual bonus amount, or for the other NEOs, base salary continuation during the transition period provided in the Transition Agreement and a pro-rated annual bonus for the fiscal year in which the transition period begins, based on actual performance through the end of the fiscal year;

•

For the CEO, two years’ continued vesting of outstanding equity awards and deferred compensation awards, or for the other NEOs, continued vesting of outstanding equity awards during the transition period and accelerated vesting following the transition period of RSUs and deferred compensation awards that would have vested during the one-year period following the transition period; and

•	Benefits coverage continuation for two years (for the CEO) or during the transition period (for the other NEOs).

Change of Control Severance Provisions (Qualifying Termination Within 24 Months After a Change of Control):

•	The sum of the participant’s base salary and target annual bonus multiplied by 2.99 (for the CEO) or by two (for the other NEOs), payable in a single lump sum;

•	Accelerated vesting of the participant’s outstanding equity awards in accordance with the terms and conditions of the Flex 2017 Equity Incentive Plan and any unvested deferred compensation awards; and

•	Continued employee benefits coverage for three years (for the CEO) or for two years (for the other NEOs).

There are no tax gross-ups in the Flex Executive Severance Plan.

Potential Payments Upon Termination or Change of Control as of March 31, 2026

The following table and accompanying notes show the estimated payments and benefits that would have been provided to each NEO as a result of (i) the accelerated vesting of deferred compensation in the case of a change of control with a termination of employment, (ii) the accelerated vesting of restricted and performance share unit awards in the event of a change of control if such awards are not assumed by the successor company in connection with the change of control, (iii) involuntary termination without cause or voluntary termination for good reason under Flex’s Executive Severance Plan, (iv) retirement, or (v) death or disability.

Calculations for this table assume that the triggering event took place on March 31, 2026, the last business day of fiscal year 2026, and are based on the price per share of Flex’s ordinary shares on such date, which was $65.46. The following table does not include potential payouts under Spinco’s NEOs’ nonqualified deferred compensation plans relating to vested benefits.

Name	Change in Control with Termination ($)(1)	Change in Control and No Assumption of Award ($)(2)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)(3)	Retirement ($)(4)	Death or Disability ($)(5)
Revathi Advaithi
Base Salary Continuation	3,961,750	—	2,650,000	—	—
Benefits Continuation	82,177	—	54,785	—	—
Bonus Payments	6,536,888	—	4,372,500	3,950,117	3,950,117
Vesting of Deferred Compensation	1,832,451	—	966,830	1,832,451	1,832,451
Vesting of Service-based RSUs	18,929,330	18,929,330	16,863,478	18,929,330	18,929,330
Vesting of Performance-based RSUs	97,812,056	97,812,056	46,734,360	44,076,007	54,048,969
Total(6)	129,154,652	116,741,386	71,641,953	68,797,905	78,760,867
Kevin Krumm
Base Salary Payment Continuation	1,664,000	—	832,000	—	—
Benefits Continuation	51,739	—	25,870	—	—
Bonus Payments	1,913,600	—	1,728,746	—	1,728,746
Vesting of Deferred Compensation	479,359	—	—	—	479,359
Vesting of Service-based RSUs	7,688,997	7,688,997	7,209,699	—	7,688,997
Vesting of Performance-based RSUs	3,601,631	3,601,631	—	—	1,011,357
Total(6)	15,399,326	11,290,628	9,796,315	—	10,908,459
Hooi Tan
Base Salary Payment Continuation	1,470,000	—	735,000	—	—
Benefits Continuation	50,091	—	25,046	—	—
Bonus Payments	1,617,000	—	1,460,798	1,460,798	1,460,798
Vesting of Deferred Compensation	1,011,244	—	531,069	1,011,244	1,011,244
Vesting of Service-based RSUs	9,060,711	9,060,711	8,581,413	4,309,755	9,060,711
Vesting of Performance-based RSUs	16,363,953	16,363,953	5,247,317	7,819,568	12,570,524
Total(6)	29,572,999	25,424,664	16,580,643	14,601,365	24,103,277
Scott Offer
Base Salary Payment Continuation	1,326,000	—	663,000	—	—
Benefits Continuation	35,767	—	17,884	—	—
Bonus Payments	1,326,000	—	1,131,608	1,131,608	1,131,608
Vesting of Deferred Compensation	985,202	—	529,855	985,202	985,202
Vesting of Service-based RSUs	3,496,415	3,496,415	3,058,422	3,496,415	3,496,415
Vesting of Performance-based RSUs	11,302,607	11,302,607	5,247,317	7,732,419	7,732,419
Total(6)	18,471,991	14,799,022	10,648,086	13,345,644	13,345,644

(1)

The amounts shown represent the estimated value of compensation paid in the event of a participant’s qualifying termination within 24 months after a change of control. In regard to equity, RSUs will immediately vest in full and PSUs will immediately vest as follows: completed cycles will vest based on actual performance and unfinished cycles will vest at target. All amounts shown in this column represent the intrinsic value of the awards based on the closing price of Flex’s ordinary shares on March 31, 2026, the assumed date of the double-trigger event.

(2)

The amounts shown represent the estimated value of the accelerated vesting of RSUs and PSUs following a change of control under the terms of the Flex 2017 Equity Incentive Plan, which assumes that such RSUs and PSUs are not assumed or replaced by the successor corporation or its parent. RSUs will immediately vest in full and PSUs will immediately vest as follows: completed cycles will vest based on actual performance and unfinished cycles will vest at target. All amounts shown in this column represent the intrinsic value of the awards based on the closing price of Flex’s ordinary shares on March 31, 2026, the assumed date of the change of control event.
(3)

The amounts shown represent the estimated value of payments under the Flex Executive Severance Plan contingent upon the participant entering into and adhering to a Transition Agreement and/or a release of claims. The table above illustrates a 12-month transition period (24 months for the CEO) for demonstration purposes; the actual transition period may vary. For PSUs, the reported amounts assume that completed cycles will vest based on the actual performance of those cycles, while uncompleted cycles will vest at target during the transition period.

(4)

For termination of service due to retirement, except as otherwise described below: (i) RSUs will continue to vest until fully vested; (ii) the PSUs will not terminate; and (iii) a pro rata number of vested shares shall be issued to the executive upon the vesting of the PSU award pursuant to achieving the performance criteria at the end of the original performance period. However, the Supplemental Equity Award PSUs granted to Ms. Advaithi during fiscal year 2026 and the PSUs and RSUs granted as supplemental equity awards to Mr. Tan during fiscal year 2025, respectively, do not provide for accelerated or continued vesting upon retirement. The amounts reported assume completed cycles will vest based on actual performance of completed cycles and unfinished cycles will vest at target. As of the fiscal year ended March 31, 2026, among Spinco’s NEOs, Ms. Advaithi and Mr. Offer were retirement eligible.

(5)

For termination of service due to death or disability, (i) unvested RSUs will immediately vest in full, and (ii) PSUs generally will be pro-rated and immediately vest as follows: completed cycles will vest based on actual performance and unfinished cycles will vest at target. Bonus is prorated for termination of service due to death only. However, the Supplemental Equity Award PSUs granted to Ms. Advaithi during fiscal year 2026 do not provide for accelerated vesting in the event of her disability.

(6)	Total amounts may not add up due to rounding.

Treatment of Incentive Bonus Awards

Pursuant to the Employee Matters Agreement, the annual incentive bonus awards for each of Spinco’s NEOs for the year in which the Spin-Off occurs will be evaluated through the date of the Spin-Off by the Flex Compensation and People Committee, with the resulting award amount banked. Following the Spin-Off, performance metrics will be adjusted to exclude Spinco. The Employee Matters Agreement further provides that any incentive bonus amount attributable to the period following the Spin-Off through the remainder of the performance period, if applicable, will be determined by the Spinco Compensation and People Committee with respect to Spinco employees and by the Flex Compensation and People Committee with respect to Flex employees, and the final incentive bonus payout is anticipated to be based on achievement of the performance goals for the full 12-month performance period (Flex’s fiscal year) and will remain subject to continued employment with Flex or Spinco, as applicable, through the applicable payment date.

Following the Spin-Off, we expect that the Spinco Compensation and People Committee will develop its own incentive bonus plan with performance measures to be based on near-term operational and financial goals that support Spinco’s business objectives. Spinco’s new incentive bonus plan will be prorated for Spinco’s partial fiscal year starting on April 1, 2027. The first full year of Spinco’s incentive bonus plan will be from January 1, 2028 through December 31, 2028.

Treatment of Outstanding Equity Awards at the Time of the Spin-Off

We expect outstanding Flex equity awards to be adjusted in connection with the Spin-Off in accordance with the following principles:

•

Award adjustments will be designed to preserve the aggregate economic value of each recipient’s outstanding equity awards before and after the Spin-Off, using a ratio that takes into account the average closing trading price of Flex ordinary shares over the 10 trading days prior to the separation and the average of either the post-separation average closing trading price of Flex ordinary shares or the post-separation per share closing trading price of Spinco common stock, as applicable, over 10 trading days following the separation.

•	Except as described below with respect to the PSUs, the terms of the equity awards, including applicable vesting schedules, will generally remain unchanged.

•	Outstanding equity awards held by employees and non-employee directors of Spinco at the time of the Spin-Off will be converted into equity awards denominated in shares of Spinco common stock.

•	Outstanding equity awards held by Flex employees and non-employee directors at the time of Spin-Off will remain outstanding as awards denominated in Flex ordinary shares.

The following table summarizes the expected treatment of each type of Flex equity award. As a result of the adjustments to such awards in connection with the Spin-Off, the precise number of shares underlying the adjusted equity awards will not be known until the Distribution Date or shortly thereafter.

Type of Award	Treatment
Flex RSUs

Outstanding Flex RSUs held by Spinco employees and non-employee directors will be converted into Spinco restricted stock units with substantially equivalent economic value. Outstanding Flex RSUs held by Flex employees and non-employee directors will be adjusted and remain outstanding as Flex RSUs. In each case, the adjusted awards will be subject to the same terms including the original vesting schedule.

EPS PSUs

The EPS PSUs will be adjusted or converted to Spinco PSUs in a manner similar to outstanding Flex RSUs generally, as described above. For performance periods that are at least 75% complete as of the Distribution Date will be determined based on actual results achieved through the Distribution Date. For all other performance periods, the EPS growth target goals will be adjusted to reflect the separation and allocated proportionately between Flex and Spinco. In each case, the final payout will be based on the average performance achieved across the three one-year performance measurement periods, and the original vesting schedule will remain unchanged.

Non-CEO OP PSUs

The Supplemental PSUs granted to Hooi Tan in 2024 will be converted to Spinco RSUs in a manner similar to outstanding Flex RSUs generally, as described above. The outstanding performance period, which is expected to be at least 75% complete as of the Distribution Date will be determined based on actual results achieved through the Distribution Date. The original vesting schedule will remain unchanged.

rTSR PSUs

The rTSR PSUs held by Flex employees will be adjusted or converted to Spinco PSUs in a manner similar to outstanding Flex RSUs generally, as described above. With respect to the performance goals, the value of Spinco stock distributed to Flex shareholders on the Distribution Date will be treated as a special dividend and assumed as a reinvestment in Flex’s rTSR calculation for any performance period that remains in progress on the Distribution Date. Flex’s rTSR performance will be adjusted to reflect the Spin-Off, and the original vesting schedule will remain unchanged.

For the rTSR PSUs held by Spinco employees, performance for completed performance cycles will be banked as of the Distribution Date. For performance periods that remain in progress, performance will be based on actual performance as of the Distribution Date.

CEO Supplemental Equity Award

The CEO’s supplemental PSU award that vests based on achievement of OP targets of the Cloud & Power Infrastructure business that is outstanding at the Distribution Date will be converted into Spinco performance-based restricted PSUS in a manner similar to outstanding Flex RSUs generally, as described above, with no changes to the original award terms, performance metrics and targets, or the performance period.

Spinco Plans to be Adopted in Connection with the Spin-Off

Spinco 2027 EIP

In connection with the Spin-Off, Spinco expects to adopt the Axiom Solutions International, Inc. 2027 Equity Incentive Plan (the “2027 EIP”). The 2027 EIP will become effective as of the Distribution Date, subject to the occurrence of the Distribution, and will authorize Spinco to grant incentive awards, including stock options (both “incentive stock options” and “nonqualified stock options”), share appreciation rights, restricted shares, RSUs, other share-based awards and cash awards, to its and its subsidiaries’ eligible employees, non-employee directors, independent contractors and consultants following the Distribution. The following summary of the material terms of the 2027 EIP is qualified in its entirety by reference to the full text of the 2027 EIP, the form of which is attached as Annex L to this proxy statement.

Term of the 2027 EIP

Unless terminated earlier, the 2027 EIP will continue until ten (10) years from the effective date.

Eligibility

All of Spinco’s employees and directors and those of Spinco’s subsidiaries and affiliates, including officers, members of Spinco Board of Directors (including both employee and non-employee directors), and consultants of Spinco and its subsidiaries and affiliates, will be eligible to be selected as award recipients under the 2027 EIP. Awards under the 2027 EIP will generally be exercisable or payable only while the participant is an employee, director or consultant, as applicable. However, certain awards may be paid or exercised following certain terminations of service, a change of control event, or the retirement, death or disability of the participant.

Administration

The 2027 EIP will be administered by the Spinco Compensation and People Committee, which will have complete discretion, subject to the provisions of the 2027 EIP, to select each eligible individual to whom awards will be granted and to determine the type and amount of awards to be granted, the timing of such awards, and the other terms and conditions of awards granted under the 2027 EIP. Under the terms of the 2027 EIP, the Spinco Compensation and People Committee will be able to delegate its authority under the 2027 EIP to a committee of the Spinco Board of Directors or to one or more officers of Spinco, except for awards granted to Section 16 officers or directors of Spinco. The Spinco Compensation and People Committee will also have the power to interpret the 2027 EIP and award agreements thereunder, to establish rules and regulations relating to the 2027 EIP, and to make all other determinations necessary or advisable for administering the 2027 EIP.

Shares Available for Awards

The total number of shares of Spinco common stock available for grant and issuance after the effective date of the 2027 EIP will be 10% of Spinco common stock outstanding as of the date of the Spin-Off. Each share of common stock that is subject to any award will count against the aggregate 2027 EIP limit as one share. To the extent that an award terminates, is forfeited, is cancelled, expires, lapses for any reason, or is settled in cash, any shares under such award in respect of such termination, forfeiture, cancellation, expiration, lapse or settlement in cash, will again be available for the grant of an award pursuant to the 2027 EIP. Shares that are withheld (if and to the extent permitted by applicable law) to satisfy the grant or exercise price or tax withholding obligations pursuant to any award will also be added back to the aggregate number of shares available for grant under the 2027 EIP.

Valuation

The fair market value of shares of Spinco common stock on any relevant date under the 2027 EIP will be the closing sales price per share on that date as quoted on Nasdaq.

Limitation on Non-Employee Director Compensation

The aggregate value of cash compensation and grant date fair market value of shares that may be paid or granted during any calendar year of Spinco to any non-employee director shall not exceed $1,000,000.

Repricing Prohibited Without Shareholder Approval

Under the 2027 EIP, the Spinco Compensation and People Committee may not, without the approval of Spinco’s shareholders, (a) lower the exercise price of an option or grant price of a share appreciation right after it is granted, (b) cancel an option or share appreciation right when the exercise price or grant price exceeds the fair market value of a share of common stock in exchange for cash or another award (other than in connection with a change of control or substitute awards), or (c) take any other action with respect to an option or share appreciation right that would be treated as a repricing under the rules and regulations of Nasdaq.

Performance Measures

In granting awards that are contingent upon the achievement of certain performance goals, the Spinco Compensation and People Committee will base a performance goal on one or more of the following performance criteria or such other specific performance criteria determined appropriate by the Spinco Compensation and People Committee, which may be applied to the performance of Spinco or any of its affiliates, or any business unit of Spinco or any of its affiliates:

•	net revenue and/or net revenue growth;

•	earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

•	operating income and/or operating income growth;

•	net income and/or net income growth;

•	cash flow, operating income, or net income margins;

•	earnings per share and/or earnings per share growth;

•	total shareholder return and/or total shareholder return growth;

•	stock price;

•	return on equity;

•	operating or free cash flow;

•	economic value added;

•	return on invested capital;

•	environmental, social and governance objectives; and

•	individual objectives.

The 2027 EIP will provide that the Spinco Compensation and People Committee, in its discretion, may provide for the appropriate adjustments or modifications of the performance goals for a performance period to reflect any objectively determinable component of a performance goal, including foreign exchange gains and losses, asset write downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, unusual or noncash items, infrequently occurring, nonrecurring or one-time events affecting Spinco or its financial statements, or changes in law or accounting principles, or any other events or occurrences for which the Spinco Compensation and People Committee determines an adjustment or modification should be made.

Dividends and Dividend Equivalents

Under the 2027 EIP, no dividends or dividend equivalents may be paid to a plan participant with respect to an award prior to the vesting of such award. Subject to the preceding sentence, a full-value award (generally an award other than a stock option or share appreciation right) may provide for dividends or dividend equivalents to accrue on behalf of a participant as of each dividend payment date during the period between the date the award is granted and the date the award is exercised, vested, expired, credited or paid, and to be converted to vested cash or shares at the same time and in all events subject to the same restrictions and risk of forfeiture that apply to the shares to which such dividends or dividend equivalents relate.

Adjustments

The Spinco Compensation and People Committee will be required to make certain adjustments to the 2027 EIP and to the outstanding awards under the 2027 EIP in the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, Spin-Off, extraordinary cash dividend or other change affecting the outstanding common stock as a class without Spinco’s receipt of consideration. In the event of such a change, appropriate adjustments will be made to:

•	the maximum number and/or class of securities issuable under the 2027 EIP;

•	the maximum number and/or class of securities for which any participant may be granted awards under the terms of the 2027 EIP or that may be granted generally under the terms of the 2027 EIP; and

•	the number and/or class of securities and price per share of common stock in effect under each outstanding award.

Any such adjustments to the outstanding awards will be effected in a manner as to preclude the enlargement or dilution of rights and benefits under such awards. However, in no event will fractions of a share be issued and the Spinco Compensation and People Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down as appropriate.

Change of Control

In the event of a change of control (as defined in the 2027 EIP), the Spinco Compensation and People Committee may arrange for the surviving corporation to assume or substitute outstanding awards under the 2027 EIP. Alternatively, in the event of a change of control, the Spinco Compensation and People Committee may provide for the cancellation and exchange of outstanding awards equal to the excess (if any) of the consideration paid to Spinco’s shareholders in the change of control over the aggregate exercise price of such awards.

Where awards are assumed or continued after a change of control, the Spinco Compensation and People Committee may provide that one or more awards will automatically accelerate upon an involuntary termination of service (as defined in the 2027 EIP) within a designated period following the effective date of such change of control. If the Spinco Compensation and People Committee so determines, any such award will, immediately upon an involuntary termination of service following a change of control, become fully exercisable and all forfeiture restrictions on such award will lapse.

Unless otherwise provided in the applicable award agreement or other plan or agreement between Spinco and the participant, in the event of a change of control in which the participant’s awards are not converted, assumed, or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then such awards will automatically vest and become fully exercisable and all forfeiture restrictions on such awards will lapse immediately prior to the change of control and, following the consummation of such a change of control, all such awards will terminate and cease to be outstanding.

Deferral

The Spinco Compensation and People Committee may, in an award agreement or otherwise, provide or permit for the deferred delivery of shares or cash upon settlement, vesting or other events with respect to awards.

Compliance with Section 409A of the Internal Revenue Code of 1986, as Amended

To the extent applicable, it is intended that the 2027 EIP and any grants made under the 2027 EIP will comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2027 EIP and any grants made under the 2027 EIP will be administered and interpreted in a manner consistent with this intent.

Prohibition on Transfers of Awards

In general, awards granted under the 2027 EIP may not be transferred in any manner other than by will or by the laws of descent and distribution. Awards may, if so provided in the applicable award agreement, be transferred to family members or charitable institutions through a gift, pursuant to conditions and procedures established by the Spinco Compensation and People Committee. Options and share appreciation rights may not be transferred to a third-party financial institution for value.

Withholding Taxes

Spinco or any of its affiliates, as appropriate, may deduct or withhold, or require a participant to remit to Spinco, an amount sufficient to satisfy U.S. federal, state and local taxes and any taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the 2027 EIP. In addition, Spinco or any of its affiliates may take any action as may be necessary in its opinion to satisfy withholding obligations for the payment of taxes by any means authorized by the Spinco Compensation and People Committee. No shares of common stock will be delivered under the 2027 EIP to any participant or other person until the participant or such other person has made arrangements acceptable to the Spinco Compensation and People Committee for the satisfaction of applicable tax obligations arising as a result of awards made under the 2027 EIP.

Spinco Executive Severance Plan (“Spinco Executive Severance Plan”)

In connection with the Spin-Off, Spinco expects to adopt the Spinco Executive Severance Plan. The Spinco Executive Severance Plan will become effective as of the Distribution Date, subject to the occurrence of the Distribution, and will provide certain severance benefits both before or after a change of control of Spinco to ensure that executives remain focused on Spinco’s business during a period of uncertainty. Each of Spinco’s NEOs will be participants in the Spinco Executive Severance Plan.

The Spinco Executive Severance Plan will provide benefits in the event of a qualifying termination by Spinco without “cause” (and not as a result of death or disability) or by a participant for “good reason” (each such term as defined in the Spinco Executive Severance Plan) generally and in the event of a qualifying termination within 24 months after a change of control of Spinco, as set forth in the table below. Eligibility to receive benefits under the Spinco Executive Severance Plan will be subject to the participant entering into and complying with a transition and release agreement in a form provided by Spinco, which will include customary non-competition, non-solicitation, non-disclosure, non-disparagement and cooperation provisions (“Transition Agreement”).

Spinco ESP Termination Benefit	General Severance Provisions (Qualifying Termination Outside a Change of Control)	Change of Control Severance Provisions (Qualifying Termination within 24 Months after a Change of Control)
Salary and Bonus

•

For the CEO, two years’ continued payment of base salary and two years of her target annual bonus amount

•

For the other NEOs, base salary continuation during the transition period provided in the Transition Agreement, and a pro-rated annual bonus for the fiscal year in which the transition period begins, based on actual performance through the end of the fiscal year

•

For the CEO, lump sum payment of 2.99 times the sum of base salary and target annual bonus amount

•

For the other NEOs, lump sum payment of two times the sum of base salary and target annual bonus amount

Equity and Deferred Compensation Vesting

•

For the CEO, two years’ continued vesting of outstanding equity awards and deferred compensation awards

•

For the other NEOs:

•

Outstanding equity awards (including, but not limited to, time-based RSUs and PSUs), and deferred compensation awards continue vesting during the transition period, and

•

Following the transition period, accelerated vesting of RSUs (but not PSUs) and deferred compensation awards that would have vested during the one-year period following the transition period, subject to the participant signing an additional release of claims and compliance with post-termination covenants under the Transition Agreement

•

For the CEO and other NEOs, accelerated vesting of any unvested service-based equity awards in accordance with the 2027 EIP and accelerated vesting of any unvested deferred compensation. PSU vesting will accelerate with funding based upon actual performance for completed periods during the measurement period and target performance for unfinished periods during the measurement period

Benefits Continuation	• For the CEO, benefits coverage continuation for two years • For the other NEOs, benefits coverage continuation for duration of transition period provided in the Transition Agreement	• For the CEO, benefits coverage continuation for three years • For the other NEOs, benefits coverage continuation for two years

Spinco Deferred Compensation Plan (“Spinco NQDC Plan”)

In connection with the Spin-Off, Spinco expects to adopt the Spinco NQDC Plan. Under the Spinco NQDC Plan, participating officers may defer up to 70% of their base salary and bonus, net of certain statutory and benefit deductions. Spinco may make a discretionary matching contribution for these deferrals to reflect limitations on Spinco’s matching contribution under the Spinco 401(k) plan, which will be substantially similar to the Flex 401(k) plan. Under the Spinco NQDC Plan, Spinco may also make annual contributions in amounts up to 37.5% of each participant’s base salary (subject to offsets for non-U.S. executives’ pension and other benefits), which will cliff vest after four years. For these annual contributions, 50% of the funding is paid as a percent of base salary and the remaining 50% is performance-based, up to a maximum of 150%. Amounts credited to the deferral accounts are deemed to be invested in hypothetical investments selected by a participant or an investment manager on behalf of each participant. Participants in the Spinco NQDC Plan will be able to receive their vested deferred compensation balances upon termination of employment at such time as is specified in their deferral agreements, which may include a lump sum payment or installment payments made over a period of years. Participants also may elect in-service distributions through a lump sum payment or in installments over a period of up to 10 years.

DIRECTOR COMPENSATION OF AXIOM

Following the Spin-Off, Spinco expects to adopt a non-employee director compensation program similar in structure to the current compensation program for non-employee directors of Flex, as described below. The terms of Spinco’s non-employee director compensation program have not yet been determined.

We anticipate that Spinco’s non-employee director compensation program will consist of two components:

•	Annual cash compensation, in amounts that vary based on committee and chair service; and

•	Annual discretionary restricted share unit awards.

It is anticipated that non-employee directors will be permitted to elect to receive their annual cash compensation, or any portion thereof, in the form of fully vested, unrestricted shares of Spinco. This share election option emphasizes equity compensation, which ties director pay to stock price performance.

In addition to their annual compensation, Spinco anticipates that non-employee directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings in person and for fees to attend continuing education courses, up to $10,000 per director per fiscal year.

Spinco’s Nominating and Governance Committee will periodically review and make recommendations to the Spinco Board of Directors regarding the form and amount of compensation for non-employee directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AXIOM

This section should be read in conjunction with the audited combined financial statements and related notes, included in this proxy statement, as well as the information contained in the sections of this proxy statement titled “Axiom Unaudited Pro Forma Combined Financial Information.” This section contains forward-looking statements. See the sections of this proxy statement titled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these forward-looking statements that could cause future results to differ materially from those reflected in this section. The financial information discussed below and included in this proxy statement may not necessarily reflect what Spinco’s financial condition, results of operations or cash flows would have been had Spinco been a standalone company during the periods presented or what Spinco’s financial condition, results of operations and cash flows may be in the future.

Overview

Spinco is a global provider of end-to-end power and thermal management products and integrated infrastructure systems serving AI data centers and mission-critical applications. Through its critical power and electrical infrastructure portfolio, Spinco delivers electrification solutions that enable the efficient generation, distribution, and management of power. Deep expertise across critical power infrastructure, embedded and distributed power systems, power electronics, electrified architectures, advanced cooling, and compute integration allows Spinco to deliver coordinated, system-level solutions designed to replace fragmented, multi-vendor approaches. As of June 26, 2026, Spinco reports its financial performance based on two operating and reportable segments as follows:

(i)

Power is comprised of Critical Power and Embedded Power. These offerings address utility and facility-level power intake and distribution, as well as rack- and board-level power delivery. This segment supports grid modernization and related power infrastructure applications.

(ii)	Cloud & Cooling includes IT Hardware and Cooling. This segment provides rack-scale integration and advanced liquid cooling solutions designed to support high-density deployments.

Spinco operates a proprietary, globally integrated platform, supported by advanced engineering, manufacturing, and service capabilities across the full power value chain. By integrating power, cooling, and compute at the system level, Spinco enables faster time-to-capacity, improved infrastructure reliability, and scalable performance as power densities and thermal complexity continue to increase. Spinco is well positioned to benefit from accelerating electrification and power-intensity trends while supporting customers’ energy-efficiency, power-optimization, and decarbonization objectives.

Spinco is continuously evaluating Spinco’s capital structure in response to the current environment and expects that Spinco’s current financial condition, including Spinco’s liquidity sources, is adequate to fund future commitments and growth. See additional discussion in the “Liquidity and Capital Resources” section below.

Spin-Off from Flex

Flex plans to separate into two standalone, publicly traded companies. Flex has determined to implement this separation through the Spin-Off of Flex’s Cloud & Power Infrastructure business to its shareholders. Flex intends to effect the Spin-Off pursuant to an internal reorganization followed by a pro rata distribution of between approximately 88.0% and 94.0% of the shares of Spinco common stock held by Flex to holders of Flex ordinary shares. Completion of the Spin-Off is subject to certain conditions which are described more fully under “The Separation and Distribution.”

Relationship with Flex

The combined financial statements included in this proxy statement are derived from Flex’s historical accounting records and presented on a standalone basis as if Spinco’s operations had been conducted independently from Flex. The combined financial statements are prepared in accordance with GAAP and Flex’s historical accounting policies by aggregating financial information from the components of Spinco’s and Flex’s accounting records directly attributable to Spinco.

The combined financial statements include all revenues and costs directly attributable to the Spinco business and an allocation of expenses related to certain Flex corporate functions. When direct usage was identifiable, costs were allocated based on usage; otherwise, costs were primarily allocated on a basis of revenue, headcount, square footage, utilization, or value added margin. Spinco and Flex consider these allocations to be a reasonable reflection of the utilization of services or the benefits received. However, the allocations may not be indicative of the actual expense that would have been incurred had Spinco operated as an independent, standalone entity, nor are they indicative of future expenses of Spinco.

In connection with the Spin-Off, Spinco intends to enter into the Separation Agreement, the Stockholder’s and Registration Rights Agreement and certain other agreements with Flex, including a Transition Services Agreement, a Tax Matters Agreement, and Employee Matters Agreement, an Intellectual Property Matters Agreement, real estate-related agreements, other confidentiality-related and commercial agreements, and other agreements, as described in “Certain Relationships and Related Transactions.” Spinco generally expects to be able to utilize Flex’s services for a transitional period following the Spin-Off before Spinco replaces these services over time with services supplied either internally or by third parties. The expenses for the services may vary from the historical costs directly billed and allocated to Spinco for the same services.

Spinco expects to incur certain costs in connection with Spinco’s establishment as a standalone public company. These one-time and non-recurring separation costs primarily relate to employee-related costs such as recruitment expenses, costs to establish certain standalone functions and information technology systems, professional services fees, and other separation-related costs during Spinco’s transition to being a stand-alone public company. Except as otherwise set forth in the Separation Agreement, any such costs incurred prior to the completion of the Spin-Off will be borne by Flex, and any such costs incurred from and after the completion of the Spin-Off will be borne by the applicable party incurring such costs.

Update on Component Shortages and Logistical Constraints on Spinco’s Business

Component shortages experienced in the recent past have largely subsided; however, logistical constraints persist which have increased freight costs. Spinco continues to monitor potential supply chain disruptions, as a result of emerging and evolving geopolitical tensions and tariff implementations. Refer to “Risk Factors—Constrained supply and dependence on single- or limited-source components may elongate lead times, increase costs, and create misalignment with customer obligations” and “—Global economic conditions, including inflationary pressures, currency volatility, trade conflicts, geopolitical uncertainty, and instability in financial markets, may adversely affect Spinco’s business, financial condition, results of operations, and access to capital.”

Tariffs

The U.S. tariffs imposed or proposed in recent periods, which continue to evolve as a result of changes in trade policy and related legal developments, and other countries’ potential retaliatory tariffs and import/export restrictions, may materially increase Spinco’s product input costs and negatively affect global economic conditions contracting customer demand. As a manufacturer, Spinco seeks to recover the cost of tariffs by passing tariff costs to Spinco’s customers which would increase net sales, decrease operating income margins, and negatively affect operating cash flow timing. During the quarter ended June 26, 2026 and the fiscal year ended March 31, 2026, tariff costs paid and recoveries from Spinco’s customers had a negligible impact on

Spinco’s profitability. If, in the future, Spinco is no longer able to fully pass through these tariffs, Spinco’s results from operations and cash flows would be negatively impacted. On February 20, 2026, the U.S. Supreme Court ruled that tariffs imposed under the IEEPA were not authorized by Congress, invalidating a significant portion of tariffs announced in April 2025. On April 20, 2026, the U.S. government opened a system to facilitate refunds for IEEPA tariffs paid. Spinco is collecting refunds on tariffs paid and does not expect that any refunds received would have a material effect on Spinco’s financial position or performance. Spinco will continue to monitor changes in global trade policy and employ measures to mitigate the impact of tariffs and leverage competitive opportunities. However, despite these efforts, Spinco may not be able to fully mitigate the impact of changes in trade policy. See “Risk Factors—Tariffs, trade restrictions, changes in trade policy, including heightened trade volatility, and uncertainty regarding trade agreements may adversely affect Spinco’s business.”

Memory Pricing Environment

During the first quarter of fiscal year 2027, market prices for memory components, including DRAM and NAND products, remained elevated as industry supply continued to be constrained by strong demand from AI and data center applications. Spinco generally expects to pass through increases in memory costs to its customers, where contractual mechanisms permit recovery of component cost increases, however, sustained increases in memory pricing could continue to favorably impact net sales, while unfavorably impacting our gross profit percentage and increasing inventory balances and working capital requirements.

Business Overview

Spinco is a global provider of end-to-end power and thermal management products and integrated infrastructure systems, with revenues of $2.2 billion for the three-month period ended June 26, 2026 and $6.6 billion in the fiscal year ended March 31, 2026. Spinco has an extensive network of manufacturing facilities in the world’s major markets (Asia, the Americas, and Europe) to serve the data center deployment needs of both multinational and regional customers. Spinco designs, builds, ships, and services products for our customers through a network of 39 locations in 14 countries across four continents. The following tables set forth the relative percentages and dollar amounts of net sales by region and by country, and net property and equipment, by country, based on the location of our manufacturing sites (amounts may not sum due to rounding):

	Three-Month Periods Ended
	June 26, 2026		June 27, 2025
	(In millions)
Net sales by region:
Americas	$1,539	70%	$1,175	72%
Europe	338	15%	271	17%
Asia	325	15%	180	11%

	$2,202		$1,626

Net sales by country:
Mexico	$777	35%	$528	32%
U.S.	760	35%	646	40%
Malaysia	258	12%	117	7%
Poland	110	5%	47	3%
UK	95	4%	76	5%
Israel	92	4%	109	7%
Other	110	5%	103	6%

	$2,202		$1,626

	As of June 26, 2026		As of March 31, 2026
	(In millions)
Property and equipment, net:
Mexico	$442	58%	$334	59%
Malaysia	118	15%	97	17%
U.S.	92	12%	26	5%
China	49	7%	48	8%
Poland	26	3%	25	4%
Other	39	5%	38	7%

	$766		$568

	Fiscal Year Ended March 31,
	2026		2025		2024
	(In millions)
Net sales by region:
Americas	$4,320	65%	$3,335	69%	$2,055	63%
Europe	1,245	19%	941	20%	710	22%
Asia	1,049	16%	523	11%	479	15%

	$6,614		$4,799		$3,244

Net sales by country:
U.S.	$2,457	37%	$1,537	32%	$1,331	41%
Mexico	1,856	28%	1,790	37%	720	22%
Malaysia	701	11%	298	6%	177	5%
UK	392	6%	353	7%	288	9%
Israel	381	6%	347	7%	289	9%
China	339	5%	219	5%	290	9%
Other	488	7%	255	6%	149	5%

	$6,614		$4,799		$3,244

	As of March 31,
	2026		2025
	(In millions)
Property and equipment, net:
Mexico	$334	59%	$112	46%
Malaysia	97	17%	67	27%
China	48	8%	19	8%
U.S.	26	5%	6	2%
Poland	25	4%	15	6%
Other	38	7%	27	11%

	$568		$246

Spinco believes that the combination of Spinco’s extensive open innovation platform solutions, design and engineering services, significant scale and global presence, and manufacturing campuses, including many in low-cost geographic areas, provides Spinco with a competitive advantage and strong differentiation in the market for designing, manufacturing and servicing data center products for leading multinational and regional customers. Specifically, Spinco helps customers reduce handoffs between power, cooling, and IT teams and improve reliability for high-density workloads.

Spinco’s operating results are affected by a number of factors, including the following:

•	global economic conditions, including inflationary pressures, currency volatility, trade conflicts, and geopolitical uncertainty and instability in financial markets;

•	the mix of products and services Spinco is providing to customers and the evolution of the data center landscape;

•	Spinco’s ability to achieve commercially viable products and services demanded by Spinco’s customers;

•	Spinco’s concentration among a limited number of customers;

•	the effects on Spinco’s business due to the quickly evolving infrastructure for data centers, with certain products encountering shortened lifecycles;

•	evolving regulations relating to energy, utilities, and data center development;

•

the effects that current credit and market conditions could have on the liquidity and financial condition of Spinco’s customers and suppliers, including any impact on their ability to meet their contractual obligations;

•	the impacts on Spinco’s business due to component shortages, disruptions in transportation or other supply chain related constraints;

•	integration of acquired businesses and facilities;

•	increased labor costs due to adverse labor conditions in the markets where Spinco operates;

•	fluctuations in foreign currency exchange rates;

•	changes in tax legislation;

•	changes in trade regulations and treaties; and

•

exposure to infectious disease, epidemics and pandemics on Spinco’s business operations in geographic locations impacted by an outbreak and on the business operations of Spinco’s customers and suppliers.

Spinco also is subject to other risks as outlined in “Risk Factors.”

Net sales for the three-month period ended June 26, 2026 increased by $0.6 billion, or 35%, to $2.2 billion from the three-month period ended June 27, 2025. Net sales for our Cloud & Cooling segment rose $0.2 billion, or 14%, from $1.2 billion in the three-month period ended June 27, 2025 to $1.4 billion in the three-month period ended June 26, 2026 due to increased market demand. Net sales in the Power segment increased by $0.4 billion, or 107%, largely driven by market demand combined with contributions from the recent Electrical Power Products, Inc. (“EPP”) acquisition. Spinco’s three-month period ended June 26, 2026 gross profit totaled $0.3 billion, representing an increase of $0.1 billion, or 38%, from the three-month period ended June 27, 2025. Spinco’s three-month period ended June 26, 2026 net income totaled $0.2 billion, representing an increase of $0.1 billion, or 47%, compared to the three-month period ended June 27, 2025, due to the factors explained above net of a $0.5 billion increase in cost of goods sold from growth in the business.

Net sales for fiscal year 2026 increased by 38%, or $1.8 billion, to $6.6 billion from the prior year. Net sales for our Cloud & Cooling segment increased $1 billion, or 29%, to $4.5 billion from the prior year, primarily driven by the Company’s largest two customers scaling up storage infrastructure within data centers associated with increasing AI demand. Net sales for our Power segment increased $0.8 billion, or 62%, to $2.1 billion from the prior year, primarily driven by customers scaling up power capabilities and building data center infrastructure. Spinco’s fiscal year 2026 gross profit totaled $0.8 billion, representing an increase of $0.2 billion, or 26%, from the prior year. Spinco’s fiscal year 2026 net income totaled $0.4 billion, representing an increase of $0.1 billion, or 29%, compared to fiscal year 2025, due to the factors explained above net of a $0.1 billion increase in selling, general and administrative expenses from growth in the business.

Critical Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Due to global economic conditions, including the impact of ongoing trade conflicts and tariffs, and geopolitical conflicts, there has been and Spinco expects there will continue to be uncertainty and disruption in the global economy and financial markets. Spinco has made estimates and assumptions taking into consideration certain possible impacts due to the foregoing factors. These estimates may change, as new events occur, and additional information is obtained. Actual results may differ from previously estimated amounts, and such differences may be material to the combined financial statements. Estimates and assumptions are reviewed periodically, and the effects of revisions are reflected in the period they occur.

Spinco believes the following critical accounting estimates affect Spinco’s more significant judgments and estimates used in the preparation of Spinco’s combined financial statements. For further discussion of Spinco’s significant accounting policies, refer to note 2, “Summary of Accounting Policies,” in the notes to Spinco’s combined financial statements for further details.

Revenue Recognition

In determining the appropriate amount of revenue to recognize, Spinco applies the following steps: (i) identifies the contracts with the customers; (ii) identifies performance obligations in the contracts; (iii) determines the transaction price; (iv) allocates the transaction price to the performance obligations per the contracts; and (v) recognizes revenue when (or as) Spinco satisfies a performance obligation. Further, Spinco assesses whether control of the products or services promised under the contract is transferred to the customer at a point in time or over time (“OT”). Spinco is first required to evaluate whether Spinco’s contracts meet the criteria for OT recognition. For certain contracts Spinco has determined that for a portion of Spinco’s contracts Spinco is manufacturing products for which there is no alternative use (due to the unique nature of the customer-specific product and intellectual property restrictions) and Spinco has an enforceable right to payment including a reasonable profit for work-in-progress inventory with respect to these contracts. For certain other contracts, Spinco’s performance creates and enhances an asset that the customer controls as Spinco performs under the contract. As a result, revenue is recognized under these contracts OT based on the cost-to-cost method as it best depicts the transfer of control to the customer measured based on the ratio of costs incurred to date as compared to the total estimated costs at completion of the performance obligation. For all other contracts that do not meet these criteria, Spinco recognizes revenue when it has transferred control of the related manufactured products which generally occurs upon delivery and passage of title to the customer. Service contract revenue is recognized on an over time basis using the output method. Certain customer contracts include buy-sell arrangements under which Spinco purchases raw materials from customers and incorporates those materials into finished goods that are subsequently sold back to the same customers (buy-sell arrangements). Spinco accounts for buy-sell arrangements by reducing the transaction price associated with the related sale. As a result, net sales were reduced by approximately $2.4 billion and $0.8 billion during the three-month periods ended June 26, 2026 and June 27, 2025, respectively, and by $4.3 billion, $1.6 billion and $0.8 billion during fiscal years 2026, 2025 and

2024, respectively, for buy-sell arrangements. Refer to note 4, “Revenue,” in the notes to Spinco’s combined financial statements for further details.

Customer Contracts and Related Obligations

Certain of Spinco’s customer agreements include potential price adjustments which may result in variable consideration. These price adjustments include, but are not limited to, sharing of cost savings, committed price reductions, purchase price variances earned over the period that are contractually required to be paid to the customers, rebates, refunds tied to performance metrics such as on-time delivery, and other periodic pricing resets that may be refundable to customers. Spinco estimates the variable consideration related to these price adjustments as part of the total transaction price and recognizes revenue in accordance with the pattern applicable to the performance obligation, subject to a constraint. Spinco constrains the amount of revenues recognized for these contractual provisions based on Spinco’s best estimate of the amount which will not result in a significant reversal of revenue in a future period. Spinco determines the amounts to be recognized based on the amount of potential refunds required by the contract, historical experience and other surrounding facts and circumstances. Often these obligations are settled with the customer in a period after shipment through various methods which include reduction of prices for future purchases, issuance of a payment to the customer, or issuance of a credit note applied against the customer’s accounts receivable balance. In many instances, the agreement is silent on the settlement mechanism. Any difference between the amount accrued for potential refunds and the actual amount agreed to with the customer is recorded as an increase or decrease in revenue. Refer to note 4, “Revenue,” in the notes to Spinco’s combined financial statements for further details.

Inventory Valuation

Spinco’s inventories are stated at the lower of cost (on a first-in, first-out basis) or net realizable value. Spinco’s industry is characterized by rapid technological change, short-term customer commitments and rapid changes in demand. Spinco purchases Spinco’s inventory based on forecasted demand and anticipated component shortages, and Spinco estimates write downs for excess and obsolete inventory based on Spinco’s regular reviews of inventory quantities on hand, and the latest forecasts of product demand and production requirements from Spinco’s customers. If actual market conditions or Spinco’s customers’ product demands are less favorable than those projected, additional write downs may be required. In addition, unanticipated changes in the liquidity or financial position of Spinco’s customers and/or changes in economic conditions may require additional write downs for inventories due to Spinco’s customers’ inability to fulfill their contractual obligations with regard to inventory procured to fulfill customer demand.

Carrying Value of Long-Lived Assets

Spinco reviews property and equipment and acquired amortizable intangible assets for impairment at least annually and whenever events or changes in circumstances indicate that the carrying amount of the asset group may not be recoverable. An impairment loss is recognized when the carrying amount of the asset group exceeds its fair value. Recoverability of property and equipment and acquired amortizable intangible assets are measured by comparing their carrying amount to the projected cash flows the assets are expected to generate. If such asset groups are determined to be impaired, the impairment loss recognized, if any, is the amount by which the carrying amount of the property and equipment and acquired amortizable intangible assets exceeds fair value. Spinco’s judgments regarding projected cash flows for an extended period of time and the fair value of assets may be impacted by changes in market conditions, the general business environment and other factors including geopolitical conflicts, which remain highly uncertain and unpredictable. If Spinco’s actual results relating to cash flows and fair value of assets are not consistent with Spinco’s estimates and assumptions, it could result in material impairment charges in the future.

Business Combinations

In business combinations, the fair value of the net assets acquired and the results of the acquired businesses are included in Spinco’s combined financial statements from the acquisition dates forward. Spinco is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and results of operations during the reporting period. Estimates are used in accounting for, among other things, the fair value of acquired net operating assets, property and equipment, intangible assets and related deferred tax balances, useful lives of plant and equipment and amortizable lives for acquired intangible assets. Any excess of the purchase consideration over the fair value of the identified assets and liabilities acquired is recognized as goodwill and if the fair value of assets acquired and liabilities assumed exceeds the purchase consideration a gain on bargain purchase is recognized.

Spinco estimates the preliminary fair value of acquired assets and liabilities as of the date of acquisition based on information available at that time. Contingent consideration is recorded at fair value as of the date of the acquisition with subsequent adjustments recorded in earnings. The valuation of acquired assets and liabilities is subject to further management review and may change between the preliminary allocation and end of the one-year purchase price allocation period. Refer to note 10, “Business Acquisitions,” in the notes to Spinco’s combined financial statements for further details on Spinco’s acquisitions.

Goodwill

Goodwill is tested for impairment on an annual basis and whenever events or changes in circumstances indicate that the carrying amount of goodwill may not be recoverable. Recoverability of goodwill is measured at the reporting unit level by comparing the reporting unit’s carrying amount, including goodwill, to the fair value of the reporting unit, which is measured based upon, among other factors, market multiples for comparable companies as well as a discounted cash flow analysis. These approaches use significant unobservable inputs, or Level 3 inputs, as defined by the fair value hierarchy and require Spinco to make various judgmental assumptions about sales, operating margins, growth rates and discount rates which consider Spinco’s budgets, business plans and economic projections, and are believed to reflect market participant views. Some of the inherent estimates and assumptions used in determining fair value of the reporting units are outside the control of management, including interest rates, cost of capital, tax rates, market EBITDA comparables and credit ratings. While Spinco believes Spinco has made reasonable estimates and assumptions to calculate the fair value of the reporting units, it is possible a material change could occur. If Spinco’s actual results are not consistent with Spinco’s estimates and assumptions used to calculate fair value, it could result in material impairments of Spinco’s goodwill. Refer to note 2, “Summary of Accounting Policies,” in the notes to Spinco’s combined financial statements for further details on Spinco’s goodwill.

Income Taxes

Spinco’s deferred income tax assets represent temporary differences between the carrying amount and the tax basis of existing assets and liabilities, which will result in deductible amounts in future years, including net operating loss carry forwards. Based on estimates, the carrying value of Spinco’s net deferred tax assets assumes that it is more likely than not that Spinco will be able to generate sufficient future taxable income in certain tax jurisdictions to realize these deferred income tax assets. Spinco’s judgments regarding future profitability may change due to future market conditions, changes in U.S. or international tax laws and other factors. If these estimates and related assumptions change in the future, Spinco may be required to increase or decrease Spinco’s valuation allowance against deferred tax assets previously recognized, resulting in additional or lesser income tax expense.

Spinco is regularly subject to tax return audits and examinations by various taxing jurisdictions around the world, and there can be no assurance that the final determination of any tax examinations will not be materially different than that which is reflected in Spinco’s income tax provisions and accruals. Should additional taxes be assessed as a result of a current or future examination, there could be a material adverse effect on Spinco’s tax position, operating results, financial position and cash flows. Refer to note 9, “Income Taxes,” in the notes to Spinco’s combined financial statements for further discussion of Spinco’s tax position.

Results Of Operations

Three-Month Periods Ended June 26, 2026 and June 27, 2025

The following table sets forth, for the periods indicated, certain statements of operations data expressed as a percentage of net sales (amounts may not sum due to rounding). The financial information and the discussion below should be read in conjunction with the combined financial statements and notes thereto.

The data below, and discussion that follows, represents Spinco’s results from operations, and relative percentages.

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
Net sales	100.0%	100.0%
Cost of sales	88.0%	88.2%

Gross profit	12.0%	11.8%
Selling, general and administrative expenses	3.7%	3.5%
Intangible amortization	0.8%	0.8%

Operating income	7.5%	7.5%
Interest expense	—%	0.1%
Other charges (income), net	—%	0.1%

Income before income taxes	7.5%	7.3%
Provision for income taxes	0.6%	0.9%

Net income	6.9%	6.4%

Net sales

The following table sets forth Spinco’s net sales by segment, and their relative percentages:

	Three-Month Periods Ended
	June 26, 2026		June 27, 2025
	(In millions)
Net sales:
Cloud & Cooling	$1,436	65%	$1,256	77%
Power	766	35%	370	23%

	$2,202		$1,626

Net sales for the three-month period ended June 26, 2026 increased by $0.6 billion, or 35%, to $2.2 billion from the three-month period ended June 27, 2025. Net sales for Spinco’s Cloud & Cooling segment rose $0.2 billion, or 14%, from $1.2 billion in the three-month period ended June 27, 2025 to $1.4 billion in the three-month period ended June 26, 2026 due to increased market demand. Net sales in the Power segment increased by $0.4 billion, or 107%, largely driven by market demand combined with contributions from the EPP acquisition.

Net sales for the three-month period ended June 26, 2026, compared to the three-month period ended June 27, 2025, increased from $1.2 billion to $1.5 billion in the Americas, remained consistent at $0.3 billion in Europe and increased from $0.2 billion to $0.3 billion in Asia.

Spinco’s largest customer accounted for 42% and 38% of net sales during the three-month periods ended June 26, 2026 and June 27, 2025, respectively. Another significant customer accounted for 22% and 34% of net sales during the three-month periods ended June 26, 2026 and June 27, 2025, respectively. Spinco’s array of customers are focused on the development of data centers and electrical utilities that support data centers and Spinco is concentrated on the largest participants in those spaces.

Cost of sales

Cost of sales is affected by a number of factors, including new product initiatives, product mix, labor cost fluctuations by region, component costs and availability and capacity utilization.

Cost of sales during the three-month period ended June 26, 2026 totaled $1.9 billion, representing an increase of $0.5 billion, or 35%, from $1.4 billion during the three-month period ended June 27, 2025, in line with the revenue growth. Cost of sales remained at 88% of net sales for the three-month periods ended June 26, 2026 and June 27, 2025 as costs grew proportionately with revenue.

Cost of sales in Cloud & Cooling increased $0.2 billion, or 15%, from the three-month period ended June 27, 2025 and cost of sales in Power for the three-month period ended June 26, 2026 increased $0.3 billion, or 106%, from the three-month period ended June 27, 2025.

Gross profit

Gross profit is affected by a fluctuation in cost of sales elements as outlined above and further by a number of factors, including product lifecycles, unit volumes, product mix, pricing, competition, new product introductions, and the expansion or consolidation of manufacturing facilities, as well as specific restructuring activities initiated from time to time. In the case of new product initiatives, profitability normally lags revenue growth due to product start-up costs, lower manufacturing volumes with new product launches, operational inefficiencies, and under-absorbed overhead. Gross margin for new products often improves over time as manufacturing volumes increase and as Spinco’s utilization rates and overhead absorption improves. As a result of these various factors, Spinco’s gross margin varies from period to period.

Gross profit during the three-month period ended June 26, 2026 increased $0.1 billion to $0.3 billion, from $0.2 billion during the three-month period ended June 27, 2025. Gross profit remained at 12% of net sales for the three-month periods ended June 26, 2026 and June 27, 2025 due to the factors outlined above.

Segment income

An operating segment’s performance is evaluated based on its segment income. Segment income is defined as net sales less cost of sales, and selling, general and administrative expenses, and does not include amortization of intangibles, stock-based compensation, certain restructuring charges, legal and other, interest expense, and other charges (income).

The following table sets forth segment income and margins. Segment margins in the table below may not recalculate exactly due to rounding.

	Three-Month Periods Ended
	June 26, 2026		June 27, 2025
	(In millions)
Segment income:
Cloud & Cooling	$112	7.8%	$107	8.5%
Power	$102	13.3%	$44	11.9%

Cloud & Cooling segment margin decreased 70 basis points to 7.8%, for the three-month period ended June 26, 2026, from 8.5% for the three-month period ended June 27, 2025. The margin decrease during the period was driven by increased labor and overheads as the business scales.

Power segment margin increased 140 basis points to 13.3%, for the three-month period ended June 26, 2026, from 11.9% for the three-month period ended June 27, 2025. The margin increase in the Power segment was primarily driven by significant growth in the Power segment including the acquisition of EPP.

Selling, general and administrative expenses

Selling, general and administrative expenses (“SG&A”) totaled $82 million, during the three-month period ended June 26, 2026, compared to $57 million during the three-month period ended June 27, 2025, increasing by $25 million primarily due to a $5 million increase in employee costs (including stock-based compensation), a $14 million increase in various corporate allocations, in line with growth of the business and a $9 million increase in transaction costs.

Intangible amortization

Amortization of intangible assets was $20 million (including $2 million recorded within cost of sales) in the three-month period ended June 26, 2026 compared to $13 million in the three-month period ended June 27, 2025, increasing due to the EPP acquisition.

Interest expense

Interest expense was $1 million during the three-month period ended June 26, 2026, compared to $2 million during the three-month period ended June 27, 2025, decreasing $1 million from reduced accounts receivable factoring during the period.

Other Charges (Income), net

Other charges were $0 million in the three-month period ended June 26, 2026, compared to charges of $2 million in the three-month period ended June 27, 2025, due to favorable foreign exchange movements.

Income taxes

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
	(In millions)
Income before income taxes	$164	$118
Provision for income taxes	11	14

Effective tax rate	7%	12%

For the three-month period ended June 26, 2026, the effective tax rate was lower as compared to the three-month period ended June 27, 2025, primarily due to changes in jurisdictional earnings mix.

Net income

Net income was $153 million during the three-month period ended June 26, 2026, compared to $104 million during the three-month period ended June 27, 2025, driven by the factors outlined above.

RESULTS OF OPERATIONS

Fiscal Years Ended March 31, 2026, 2025 and 2024

The following table sets forth, for the periods indicated, certain statements of operations data expressed as a percentage of net sales (amounts may not sum due to rounding). The financial information and the discussion below should be read in conjunction with the combined financial statements and notes thereto.

The data below, and discussion that follows, represents Spinco’s results from operations, and relative percentages.

	Fiscal Year Ended March 31,
	2026	2025	2024
Net sales	100.0%	100.0%	100.0%
Cost of sales	88.2%	87.0%	87.6%

Gross profit	11.8%	13.0%	12.4%
Selling, general and administrative expenses	3.8%	3.8%	3.8%
Intangible amortization	0.8%	0.8%	1.0%

Operating income	7.2%	8.4%	7.6%
Interest expense	0.1%	0.1%	0.1%
Other charges (income), net	(0.1)%	0.2%	—%

Income before income taxes	7.2%	8.1%	7.5%
Provision for income taxes	1.0%	1.4%	1.9%

Net income	6.2%	6.7%	5.6%

Net sales

The following table sets forth Spinco’s net sales by segment, and their relative percentages:

	Fiscal Year Ended March 31,
	2026		2025		2024
Net sales:	(In millions)
Cloud & Cooling	$4,529	68%	$3,508	73%	$2,222	68%
Power	2,085	32%	1,291	27%	1,022	32%

	$6,614		$4,799		$3,244

Net sales for fiscal year 2026 increased by $1.8 billion, or 38%, to $6.6 billion from the prior year. Net sales for Spinco’s Cloud & Cooling segment rose $1 billion, or 29%, from $3.5 billion in fiscal year 2025 to $4.5 billion in fiscal year 2026 due to steady growth in revenue from Spinco’s two largest customers amid increased market demand for cloud server storage and distributed control systems. Net sales in the Power segment increased by $0.8 billion, or 62%, largely driven by $0.5 billion growth in Embedded Power from increased demand in the data center market and $0.2 billion related to acquisitions in the United States and Poland.

Net sales for fiscal year 2025 increased by $1.6 billion, or 48%, to $4.8 billion from the prior year. Net sales for Spinco’s Cloud & Cooling segment rose $1.3 billion, or 58%, from $2.2 billion in fiscal year 2024 to $3.5 billion in fiscal year 2025 due to strong data center demand for integrated server racks and enclosures, largely related to increasing AI demand. Net sales in the Power segment increased by $0.3 billion, or 26%, with strong growth in both Critical and Embedded Power due to increasing data center demand for facility and server rack power requirements.

Net sales for the fiscal year ended March 31, 2026 increased from $3.3 billion to $4.3 billion in the Americas, increased from $0.9 billion to $1.2 billion in Europe and increased from $0.5 billion to $1 billion in Asia.

Spinco’s largest customer accounted for 34%, 39% and 26% of net sales during fiscal years 2026, 2025 and 2024, respectively. Another significant customer accounted for 30%, 27% and 34% of net sales during fiscal years 2026, 2025 and 2024, respectively. Spinco’s array of customers that Spinco serves are focused on the development of data centers and electrical utilities that support data centers and Spinco is concentrated on the largest participants in those space.

Cost of sales

Cost of sales is affected by a number of factors, including new product initiatives, product mix, labor cost fluctuations by region, component costs and availability and capacity utilization.

Cost of sales during fiscal year 2026 totaled $5.8 billion, representing an increase of $1.6 billion, or 40%, from $4.2 billion during fiscal year 2025. In fiscal year 2026, the 40% increase in cost of sales exceeded the 38% increase in net sales as costs to ramp new contracts impacted margins. Cost of sales during fiscal year 2025 totaled $4.2 billion, representing an increase of $1.4 billion, or 47%, from $2.8 billion during fiscal year 2024. In fiscal year 2025, the 47% increase in cost of sales was in line with the 48% increase in net sales. Cost of sales remained between 87% and 88% of net sales for fiscal years 2026, 2025 and 2024 as costs grew proportionately with revenue.

Cost of sales in Cloud & Cooling increased $1 billion, or 31%, from fiscal year 2025 and cost of sales in Power for fiscal year 2026 increased $0.7 billion, or 66%, from fiscal year 2025.

Gross profit

Gross profit is affected by a fluctuation in cost of sales elements as outlined above and further by a number of factors, including product lifecycles, unit volumes, product mix, pricing, competition, new product introductions, and the expansion or consolidation of manufacturing facilities, as well as specific restructuring activities initiated from time to time. In the case of new product initiatives, profitability normally lags revenue growth due to product start-up costs, lower manufacturing volumes with new product launches, operational inefficiencies, and under-absorbed overhead. Gross margin for new products often improves over time as manufacturing volumes increase and as Spinco’s utilization rates and overhead absorption improves. As a result of these various factors, Spinco’s gross margin varies from period to period.

Gross profit during fiscal year 2026 increased $0.2 billion to $0.8 billion, from $0.6 billion during fiscal year 2025. Gross profit during fiscal year 2025 increased $0.2 billion to $0.6 billion, from $0.4 billion during fiscal year 2024. Gross profit remained between 12% and 13% of net sales for fiscal years 2026, 2025 and 2024 due to the factors outlined above.

Segment income

An operating segment’s performance is evaluated based on its segment income. Segment income is defined as net sales less cost of sales, and selling, general and administrative expenses, and does not include amortization of intangibles, stock-based compensation, certain restructuring charges, legal and other, interest expense, and other charges (income).

The following table sets forth segment income and margins. Segment margins in the table below may not recalculate exactly due to rounding.

	Fiscal Year Ended March 31,
	2026		2025		2024
	(In millions)
Segment income:
Cloud & Cooling	$343	7.6%	$311	8.9%	$186	8.4%
Power	258	12.4%	174	13.5%	117	11.4%

Cloud & Cooling segment margin decreased 130 basis points to 7.6%, for fiscal year 2026, from 8.9% for fiscal year 2025. The margin decrease during the period was driven by costs to ramp the business. Cloud & Cooling segment margin increased by 50 basis points for fiscal year 2025. The margin increase was driven by strong sales growth giving improved fixed cost coverage and favorable mix.

Power segment margin decreased 110 basis points to 12.4%, for fiscal year 2026, from 13.5% for fiscal year 2025. The margin decrease in the Power segment was primarily driven by increased costs as the business scales. Power segment margin increased by 210 basis points for fiscal year 2025. The margin increase was driven by strong sales growth across both critical and embedded power giving improved fixed cost coverage and productivity improvements.

Selling, general and administrative expenses

SG&A totaled $253 million, during fiscal year 2026, compared to $184 million during fiscal year 2025, increasing by $69 million primarily due to a $28 million increase in employee costs (including stock-based compensation), a $32 million increase in various corporate allocations, in line with growth of the business and an $11 million increase in transaction costs.

SG&A totaled $184 million, during fiscal year 2025, compared to $123 million during fiscal year 2024, increasing by $61 million primarily due to an increase of $14 million in employee costs (including stock-based compensation), an increase of $39 million in various corporate allocations, in line with growth of the business and a $5 million increase in transaction costs.

Intangible amortization

Amortization of intangible assets was $50 million in fiscal year 2026 compared to $36 million in fiscal year 2025, reflecting a full-year of amortization of the intangible assets from the Crown and JetCool acquisitions.

Amortization of intangible assets was $36 million in fiscal year 2025 compared to $32 million in fiscal year 2024, reflecting increases in intangible assets from the Crown and JetCool acquisitions.

Interest expense

Interest expense was $5 million during fiscal year 2026, compared to $6 million during fiscal year 2025, decreasing $1 million from reduced accounts receivable factoring during the year.

Interest expense was $6 million during fiscal year 2025, compared to $4 million during fiscal year 2024, increasing $2 million from an increase in accounts receivable factoring in line with growth of the business.

Other Charges (Income), net

Other income totaled $7 million in fiscal year 2026, compared to charges of $8 million in fiscal year 2025, due to favorable foreign exchange movements.

Other charges totaled $8 million in fiscal year 2025, compared to income of $1 million in fiscal year 2024, primarily due to unfavorable foreign exchange movements.

Income taxes

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Income before income taxes	$482	$389	$243
Provision for income taxes	69	69	61

Effective tax rate	14%	18%	25%

For the year ended March 31, 2026, the effective tax rate was lower as compared to the years ended March 31, 2025 and March 31, 2024, primarily due to changes in jurisdictional earnings mix.

Net income

Net income was $413 million during fiscal year 2026, compared to $320 million during fiscal year 2025, driven by the factors outlined above.

Net income was $320 million during fiscal year 2025, compared to $182 million during fiscal year 2024, driven by the factors outlined above.

Non-GAAP Financial Measures

To supplement Spinco’s selected financial data presented consistent with GAAP, Spinco discloses certain non-GAAP financial measures that exclude certain charges and gains, including non-GAAP operating income and non-GAAP net income. These supplemental measures exclude certain legal and other charges, restructuring charges, stock-based compensation expense, intangible amortization, other discrete events as applicable and the related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Spinco’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Spinco’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of Spinco’s performance.

In calculating non-GAAP financial measures, we exclude certain items to facilitate a review of the comparability of Spinco’s operating performance on a period-to-period basis because such items are not, in our view, related to Spinco’s ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of Spinco’s business, for comparison with forecasts and strategic plans, for calculating return on investment, and for benchmarking performance externally against competitors. In addition, management’s incentive compensation is determined using certain non-GAAP measures. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with Spinco’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Spinco’s ongoing operating results;

•	the ability to better identify trends in Spinco’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Spinco’s underlying business; and

•	an easier way to compare Spinco’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures.

Below are definitions and reconciliations of certain non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Adjusted Operating Income

Adjusted operating income is defined as income from operations adjusted for amortization of intangibles; stock-based compensation expense; restructuring charges; and legal and other charges.

Adjusted Net Income

Adjusted net income is defined as net income adjusted for amortization of intangibles; stock-based compensation; restructuring charges; legal and other charges and adjustments for taxes.

Free Cash Flow

Free cash flow is cash flow from operations net of capital expenditures and proceeds from the disposition of property and equipment.

Description of Adjustments

Intangible amortization consists of non-cash charges that can be impacted by, among other things, the timing and magnitude of acquisitions. The Company considers Spinco’s operating results without these charges when evaluating its ongoing performance and forecasting its earnings trends, and therefore excludes such charges when presenting non-GAAP financial measures. The Company believes that the assessment of Spinco’s operations excluding these costs is relevant to its assessment of internal operations and comparisons to the performance of its competitors.

Stock-based compensation consists of non-cash charges for the estimated fair value of unvested restricted share units granted to employees and assumed in business acquisitions. The Company believes that the exclusion of these charges provides for more accurate comparisons of Spinco’s operating results to peer companies due to the varying available valuation methodologies, subjective assumptions and the variety of award types. In addition, the Company believes it is useful to investors to understand the specific impact stock-based compensation expense has on Spinco’s operating results.

Restructuring includes severance charges at existing sites and corporate SG&A functions and other charges related to the closures and consolidations of certain operating sites and targeted activities to restructure the business. These costs may vary by size based on Spinco’s initiatives, are not directly related to ongoing core business results, and do not reflect expected future operating expenses. These costs are excluded by the Company’s management in assessing current operating performance and forecasting its earnings trends and are therefore excluded by Spinco from its non-GAAP measures.

Legal and other consist primarily of costs not directly related to core business results and may include matters relating to commercial disputes, government regulatory and compliance, intellectual property, antitrust, tax, product liability claims and other issues on a global basis as well as acquisition related costs. These costs are excluded by the Company’s management in assessing current operating performance and forecasting its earnings trends and are therefore excluded by Spinco from its non-GAAP measures.

Adjustments for taxes relates to the tax effects of the various adjustments that we incorporate into non-GAAP measures in order to provide a more meaningful measure on non-GAAP net income and certain adjustments related to non-recurring settlements of tax contingencies or other non-recurring tax charges, when applicable.

	Three-Month Periods Ended
	June 26, 2026		June 27, 2025
	(In millions, except percentages)
GAAP operating income and margin %	$165	7.5%	$122	7.5%
Intangible amortization	20		13
Stock-based compensation	13		9
Restructuring	—		1
Legal and other	12		3

Non-GAAP operating income and margin %	$210	9.5%	$148	9.1%

GAAP provision for income taxes	$11		$14
Intangible amortization benefit	3		5
Other tax related adjustments	6		3

Non-GAAP provision for income taxes	$20		$22

GAAP net income	$153		$104
Intangible amortization	20		13
Stock-based compensation	13		9
Restructuring	—		1
Legal and other	12		3
Adjustments for taxes	(9)		(8)

Non-GAAP net income	$189		$122

Free Cash Flow:
Net cash provided by (used in) operating activities	$(69)		$200
Purchases of property and equipment	(160)		(42)
Proceeds from the disposition of property and equipment	—		—

Free Cash Flow	$(229)		$158

	Fiscal Year Ended March 31,
	2026		2025		2024
	(In millions, except percentages)
GAAP operating income and margin %	$480	7.2%	$403	8.4%	$246	7.6%
Intangible amortization	50		36		32
Stock-based compensation	33		23		14
Restructuring	10		5		3
Legal and other	16		5		—

Non-GAAP operating income and margin %	$589	8.9%	$472	9.8%	$295	9.1%

GAAP provision for income taxes	$69		$69		$61
Intangible amortization benefit	11		8		7
Other tax related adjustments	13		8		4
Non-GAAP provision for income taxes	$93		$85		$72

GAAP net income	$413		$320		$182
Intangible amortization	50		36		32
Stock-based compensation	33		23		14
Restructuring	10		5		3
Legal and other	16		5		—
Adjustments for taxes	(24)		(16)		(11)

Non-GAAP net income	$498		$373		$220

Free Cash Flow:
Net cash provided by operating activities	$411		$175		$242
Purchases of property and equipment	(238)		(104)		(78)
Proceeds from the disposition of property and equipment	1		6		7

Free Cash Flow	$174		$77		$171

Liquidity And Capital Resources

Sources of Historical Liquidity

As part of Flex, Spinco has been dependent upon Flex for certain working capital and financing requirements. Flex uses a centralized approach to cash management and financing of its operations. Accordingly, a substantial portion of the cash earned by the Spinco business is regularly cleared to Flex at Flex’s discretion, and Flex funds Spinco’s operating and investing activities as needed. This arrangement is not reflective of the manner in which the Spinco business would have financed its operations had it been a standalone business separate from Flex during the periods presented. Transfers of cash between Flex and the Spinco business are included within the Net Transfers to Parent on the combined statements of cash flows and the combined statements of equity included elsewhere in this proxy statement.

In conjunction with the planned Spin-Off, we will thoroughly evaluate Spinco’s liquidity needs, capital structure and sources of capital on a standalone basis.

Future Sources of Liquidity

In connection with the Spin-Off, Spinco expects to incur indebtedness in an amount equal to of up to $2.4 billion pursuant to the Spinco Financing Arrangements and to complete the Spinco Cash Distribution to Flex prior to or substantially concurrently with the consummation of the Spin-Off. The terms of such indebtedness are subject to change and will be finalized prior to the closing of the Spin-Off.

Following the Spin-Off, Spinco’s capital structure and sources of liquidity will change from Spinco’s historical capital structure because Spinco will no longer be part of Flex’s centralized treasury management and centralized funding program. Spinco’s ability to fund its operating needs will depend on its ability to generate positive cash flows from operations, and on its ability to obtain debt financing on acceptable terms or to issue additional equity not anticipated in this proxy statement. Management believes that Spinco’s cash balances and funds provided by operating activities will be sufficient to meet its working capital requirements, capital expenditures, and other liquidity needs for at least the next twelve months. Cash flows used by operating activities were primarily driven by changes in net working capital. Spinco expects working capital requirements to continue to fluctuate with the growth of the business. Spinco believes it can also access various capital markets to further supplement its liquidity position if necessary.

Spinco expects to utilize its cash flows to continue to invest in its business, growth strategies, people and the communities in which it operates.

Three-Month Period Ended June 26, 2026

Cash used in operating activities was $69 million during the three-month period ended June 26, 2026. The total cash used in operating activities resulted primarily from $153 million of net income for the period plus $63 million of non-cash charges such as depreciation, amortization, non-cash lease expense, restructuring, deferred income taxes and stock-based compensation. Non-cash charges increased with growth in the business compared to previous periods. These cash inflows of $216 million were offset by a use of cash from a net increase in our operating assets and liabilities of $285 million, primarily driven by increases in accounts receivable, contract assets, inventory, and customer-controlled inventory, partially offset by an increase in accounts payable and other operating liabilities, as the growing business required increased working capital.

Spinco believes net working capital is a key metric that measures our liquidity. Net working capital is calculated as current assets less current liabilities. Net working capital increased by $444 million to $1,088 million as of June 26, 2026 from $644 million as of March 31, 2026. The increase was primarily driven by a $474 million increase in accounts receivable, a $231 million increase in contract assets, a $215 million increase in inventories, and a $161 million increase in customer-controlled inventory, partially offset by a $409 million increase in accounts payable. The increase in net working capital reflects growth of the business in the three-month period ended June 26, 2026 which contributed to cash used in operating activities of $69 million during the period.

Cash used in investing activities totaled $1,294 million during the three-month period ended June 26, 2026. This was primarily driven by $1,134 million cash paid for the acquisition of Electrical Power Products, Inc., net of cash acquired, as well as $160 million of net capital expenditures for property and equipment, (net of proceeds on asset sales) to continue expanding capabilities and capacity in support of Spinco’s businesses. Refer to note 7, “Business Acquisitions,” in the notes to the combined financial statements for further discussion of Spinco’s business acquisitions.

Cash provided by financing activities was $1,378 million during the three-month period ended June 26, 2026, which was driven by net transfers from Flex, primarily to fund the acquisition of Electrical Power Products, Inc.

Fiscal Year 2026

Cash provided by operating activities was $411 million during fiscal year 2026. The total cash provided by operating activities resulted primarily from $413 million of net income for the period plus $169 million of non-cash charges such as depreciation, amortization, non-cash lease expense, restructuring, deferred income taxes and stock-based compensation. Non-cash charges generally increased with growth in the business compared to fiscal year 2025. These cash inflows of $582 million were partially offset by a net increase in Spinco’s operating assets and liabilities of $171 million, primarily driven by increases in accounts receivable, contract assets, inventory, and customer-controlled inventory, partially offset by an increase in accounts payable and other operating liabilities, as the growing business required increased working capital.

We believe net working capital is a key metric that measures Spinco’s liquidity. Net working capital is calculated as current assets less current liabilities. Net working capital increased by $147 million to $644 million as of March 31, 2026 from $497 million as of March 31, 2025. The increase was primarily driven by a $432 million increase in inventories, a $701 million increase in accounts receivable and a $793 million increase in customer-controlled inventory, partially offset by a $1,982 million increase in accounts payable. The increase in net working capital reflects growth of the business in fiscal year 2026 which contributed to cash provided by operating activities of $411 million during the period.

Cash used in investing activities totaled $277 million during fiscal year 2026. This was primarily driven by $237 million of net capital expenditures for property and equipment, (net of proceeds on asset sales) to continue expanding capabilities and capacity in support of Spinco’s businesses, as well as $40 million cash paid for the acquisition of Bielsko-Biala, net of cash acquired. Refer to note 10, “Business Acquisitions,” in the notes to the combined financial statements for further discussion of Spinco’s business acquisitions.

Cash used in financing activities was $151 million during fiscal year 2026, which was driven by net transfers to Flex.

Fiscal Year 2025

Cash provided by operating activities was $175 million during fiscal year 2025. The total cash provided by operating activities resulted primarily from $320 million of net income for the period plus $92 million of non-cash charges such as depreciation, amortization, non-cash lease expense, restructuring, deferred income taxes and stock-based compensation. Non-cash charges generally increased with growth in the business compared to the prior year, except for deferred income taxes, which reflected a tax benefit in fiscal year 2025 compared to an expense in the previous year. These cash inflows of $412 million were partially offset by a net increase in Spinco’s operating assets and liabilities of $237 million, primarily driven by increases in accounts receivable and inventory, partially offset by an increase in accounts payable and other operating liabilities, as the growing business required increased working capital.

We believe net working capital is a key metric that measures Spinco’s liquidity. Net working capital is calculated as current assets less current liabilities. Net working capital increased by $223 million to $497 million as of March 31, 2025 from $274 million as of March 31, 2024. The increase was primarily driven by a $365 million increase in inventories, a $301 million increase in accounts receivable and a $130 million increase in customer-controlled inventory, partially offset by a $595 million increase in accounts payable. The increase in net working capital reflects higher production during fiscal year 2025 which contributed to cash provided by operating activities of $175 million during the period.

Cash used in investing activities totaled $445 million during fiscal year 2025. This was primarily driven by $347 million of cash paid for the acquisitions of Crown and JetCool, net of cash acquired, and $98 million of net capital expenditures for property and equipment, (net of proceeds on asset sales) to continue expanding capabilities and capacity in support of Spinco’s businesses. Refer to note 10, “Business Acquisitions,” in the notes to the combined financial statements for further discussion of Spinco’s business acquisitions.

Cash provided by financing activities was $281 million during fiscal year 2025, which was driven by net transfers from Flex, primarily to fund the acquisitions of Crown and JetCool.

Fiscal Year 2024

Cash provided by operating activities was $242 million during fiscal year 2024. The total cash provided by operating activities resulted primarily from $182 million of net income for the period plus $97 million of non-cash charges such as depreciation, amortization, non-cash lease expense, restructuring, deferred income taxes and stock-based compensation. These additions were partially offset by a net increase in Spinco’s operating assets and liabilities as growth in the business required increased working capital.

Cash used in investing activities totaled $71 million during fiscal year 2024. This was due to $71 million of capital expenditures for property and equipment to continue expanding capabilities and capacity in support of Spinco’s Cloud & Cooling and Power segments.

Cash used in financing activities was $167 million during fiscal year 2024 due to net transfers to Flex.

Warrant

On August 15, 2025, Flex issued a Warrant to the Warrantholder, a wholly-owned subsidiary of Amazon, to purchase the Warrant Shares, at an exercise price of $51.29 per share, which expires on August 15, 2030. The Warrant Shares are subject to vesting based on qualifying payments (as defined in the Warrant) for the purchase of all products and services by or on behalf of Amazon and its affiliates over the term of the Warrant. The Warrant also provides that, upon certain distributions (which would include the Distribution), the exercise price will be adjusted by reducing the exercise price by the per share fair market value of the Distribution. The Warrant further provides that the exercise price may not be reduced below $0.01 per share and that if the exercise price becomes $0.01, then in accordance with the expected Warrant amendment, the Warrantholder would be entitled to participate in the Distribution as if the Warrantholder had previously exercised and would be the holder of all Warrant Shares, whether vested or not, subject to the Warrant before the record date of the Distribution. Flex, the Warrantholder and Amazon.com Services LLC (the “Assignee”) are negotiating and expect to execute an amendment to the Warrant which would provide that, instead of Spinco shares, Spinco would issue to the Assignee the Spinco Warrant. The number of Spinco shares subject to the Spinco Warrant would be determined using a formula designed to preserve the pre-Distribution intrinsic value of the Warrant. Assuming a Distribution Ratio of 1.0 to 1.0, the number of Spinco shares subject to the Spinco Warrant would be equal to the quotient obtained by dividing (i) the product of (A) 3,859,851 and (B) the difference between the Spinco Closing Price and $51.28, by (ii) the Spinco Closing Price. In addition, the Spinco Closing Price would be used to determine the reduction in the exercise price of the Warrant. For these purposes, the “Spinco Closing Price” would be equal to the closing price per share of Spinco common stock on a “when issued basis” on the trading date immediately preceding the Distribution Date. We expect that the exercise price of the Flex Warrant will be reduced to $0.01 per share and that the Warrantholder will receive the Spinco Warrant concurrent with the consummation of the Distribution.

Material Cash Requirements from Contractual Obligations and Commitments

Spinco has several commitments under operating leases for warehouses, buildings, and equipment, as well as non-cancellable purchase orders for capital expenditures. Spinco also has a number of finance leases with an immaterial impact on its combined financial statements. Leases have remaining lease terms ranging from one year to 20 years. The following table summarizes future lease payments under non-cancellable leases and non-cancellable purchase orders for capital expenditures as of March 31, 2026:

	Total	1 Year or Less	2 - 3 Years	4 - 5 Years	Greater Than 5 Years
	(In millions)
Contractual Obligations:
Operating leases, net of subleases	$226	$33	$65	$52	$76
Capital expenditures	148	121	27	—	—

We also have outstanding firm purchase orders with certain suppliers for the purchase of inventory, which are not included in the table above. The majority of the purchase obligations are generally short-term in nature. We generally do not enter into non-cancellable purchase orders for materials until we receive a corresponding production forecast from Spinco’s customers. Spinco’s purchase obligations can fluctuate significantly from period to period and can materially impact Spinco’s future operating asset and liability balances, and Spinco’s future working capital requirements. Spinco intends to use its existing cash balances, together with anticipated cash flows from operations to fund its existing and future contractual obligations.

Capital Expenditures

Spinco’s capital expenditures primarily consist of continuing investments in property and equipment to support new production and expand the capacity to grow its business. For the years ended March 31, 2026, 2025 and 2024, our capital expenditures were $238 million, $104 million and $78 million, respectively. This was partially offset by the proceeds from the disposition of property and equipment of $1 million, $6 million and $7 million for the years ended March 31, 2026, 2025 and 2024, respectively.

Parent Company Credit Support

Flex provides Spinco with parent credit support in certain jurisdictions. To support Spinco in selling products and services globally, Flex entered into and may enter into contracts on behalf of Spinco or issue parent company guarantees or letters of credit. Flex also provides similar credit support for some non-customer related activities of Spinco. There are no known instances historically where payments or performance from Flex were required under parent company guarantees relating to Spinco’s customer contracts. As such, no amounts related to parent company guarantees have been recorded by Spinco in the condensed combined financial statements as of or for the three-month periods ended June 26, 2026 and June 27, 2025 or in the combined financial statements as of or for the years ended March 31, 2026, 2025 and 2024. See “Certain Relationships and Related Transactions.”

RECENT ACCOUNTING PRONOUNCEMENTS

Refer to note 2, “Summary of Accounting Policies,” in the notes to the combined financial statements for recent accounting pronouncements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

INTEREST RATE RISK

Spinco’s combined balance sheets and combined statements of operations do not include an attribution of Flex’s third-party debt or interest expense from Flex because Spinco is not the legal obligor of the debt and the borrowings were not directly attributable to Spinco’s business. Spinco expects to incur indebtedness in connection with the Spin-Off, at which time Spinco’s exposure to interest rate risk is expected to increase.

FOREIGN CURRENCY EXCHANGE RISK

Spinco transacts business in various foreign countries and is, therefore, subject to risk of foreign currency exchange rate fluctuations. Although Flex uses financial instruments to hedge certain foreign currency risks, Spinco is not fully protected against foreign currency fluctuations and our reported results of operations could be affected by changes in foreign currency exchange rates. To manage Spinco’s exposures and mitigate the impact of currency fluctuations on the operations of Spinco’s foreign subsidiaries, Spinco hedges its main transactional exposures through the use of foreign exchange forward and option contracts. Accordingly, the combined statement of operations include the impact of Flex’s derivative financial instruments that are deemed to be associated with our operations and has been allocated to Spinco utilizing a reasonable allocation method. The recorded fair values of the associated assets and liabilities were not material to the Spinco’s combined financial position. Following the Spin-Off, Spinco intends to implement a standalone foreign currency risk management program.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF FLEX

Flex Ordinary Shares

The following table sets forth, as of September 24, 2026 (unless otherwise specified), information with respect to the beneficial ownership of Flex ordinary shares before the Distribution by (i) each person known to Flex to beneficially own more than five percent of Flex’s outstanding Flex ordinary shares, (ii) each of Flex’s directors and named executive officers and (iii) all directors and executive officers as a group.

Information about Flex’s directors, named executive officers, and all directors and executive officers as a group is based on information supplied by these individuals and Forms 3, 4, and 5 filed with the SEC. Information about shareholders owning more than 5% of Flex ordinary shares is based solely on Schedules 13G filed with the SEC. Where information is based on Schedules 13G, share amounts are as of the date provided in those filings.

Beneficial ownership is determined in accordance with the rules of the SEC. Under these rules, a person beneficially owns shares if they have or share voting or investment power over those shares. Flex ordinary shares subject to options exercisable within 60 days of September 24, 2026 and Flex ordinary shares subject to restricted share unit awards that vest within 60 days of September 24, 2026 are considered outstanding for purposes of calculating that person’s ownership percentage, but not for calculating other shareholders’ percentages. Unless otherwise noted, each person or entity listed has sole voting and sole investment power over their shares, subject to community property laws where applicable.

Unless otherwise indicated, the business address of each director and named executive officer shown in the table below is 12515-8 Research Blvd, Suite 300, Austin, Texas 78759.

Name and Address of Beneficial Owner	Number of Ordinary Shares	Percent
Greater than 5% Shareholders:
BlackRock, Inc.(a)	28,531,620	7.8%
Vanguard Capital Management(b)	27,722,782	7.5%
PRIMECAP Management Company(c)	23,358,875	6.3%
FMR LLC(d)	19,530,636	5.3%
Vanguard Portfolio Management(e)	19,382,770	5.2%
Directors:
Mark Eubanks	—	*
John D. Harris II	54,391	*
Michael E. Hurlston	59,358	*
Erin L. McSweeney	9,512	*
George R. Oliver	—	*
Charles K. Stevens, III	45,426	*
Maryrose Sylvester	26,214	*
Lay Koon Tan	208,906	*
Patrick J. Ward(f)	37,981	*
William D. Watkins	98,908	*
Named Executive Officers:
Revathi Advaithi	1,246,633	*
Michael P. Hartung	133,705	*
Kevin Krumm	30,285	*
Scott Offer(g)	115,914	*
Hooi Tan	141,735	*
All Directors and Executive Officers as a group (16 persons)(h)	2,299,329	*

*	Less than one percent (1%)
(a)

Based on a Schedule 13G/A filed with the SEC on July 28, 2026. BlackRock Inc. has sole voting power over 26,519,712 shares and sole dispositive power over 28,531,620 shares. BlackRock Inc.’s address is 50 Hudson Yards, New York, NY 10001.

(b)

Based on a Schedule 13G filed with the SEC on July 31, 2026. Vanguard Capital Management has sole voting power over 3,712,808 shares and sole dispositive power over 27,722,782 shares. Vanguard Capital Management’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(c)

Based on a Schedule 13G/A filed with the SEC on August 6, 2026. PRIMECAP Management Company has sole voting power over 23,116,755 shares and sole dispositive power over 23,358,875 shares. PRIMECAP Management Company’s address is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(d)

Based on a Schedule 13G filed with the SEC on August 6, 2026. FMR LLC has sole voting power over 19,289,621 shares and sole dispositive power over 19,530,636 shares. FMR LLC’s address is 245 Summer Street, Boston, Massachusetts 02210.

(e)

Based on a Schedule 13G filed with the SEC on April 29, 2026. Vanguard Portfolio Management has sole voting power over 49,235 shares and sole dispositive power over 19,382,770 shares. Vanguard Portfolio Management’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(f)	Includes 33,268 shares held indirectly by revocable trusts, in which Mr. Ward is a trustee.
(g)	Includes 54,721 shares held indirectly by a family trust, in which Mr. Offer is a trustee.
(h)	This represents the aggregate for all executive officers and directors as a group.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF AXIOM

The following information sets forth the anticipated Spinco beneficial ownership, which is being included to supplement investor understanding. The following information is the same as the disclosure from the Axiom Form 10.

Spinco Common Stock

As of the date hereof, all of Spinco’s outstanding shares of common stock are owned by Flex. Immediately after the Distribution, Flex will own between approximately 6.0% to 12.0% of Spinco common stock for a period of up to 24 months following the Distribution. The beneficial ownership information set forth below assumes, for illustrative purposes only, that Flex will retain 10.0% of the outstanding shares of Spinco common stock immediately after the Distribution; the actual percentage of Spinco common stock retained by Flex may differ.

The following table provides information with respect to the expected beneficial ownership of Spinco common stock immediately after the Distribution, giving effect to the Distribution Ratio of two shares of Spinco’s common stock for every one Flex ordinary share by (i) each person whom we believe (based on the assumptions described below) will be a beneficial owner of more than five percent of Spinco’s outstanding shares of common stock, (ii) each of Spinco’s expected directors, and named executive officers and (iii) all expected directors and executive officers as a group. While the final Distribution Ratio has not yet been determined, Flex currently contemplates a Distribution Ratio ranging from 1.0 to 3.0 shares of Spinco’s common stock for each Flex ordinary share. For purposes of these calculations, the assumed Distribution Ratio reflects the midpoint of such contemplated range.

Following the separation and distribution, Spinco expects to have an aggregate of approximately 823 million shares of Spinco common stock outstanding based upon approximately (i) 369 million Flex ordinary shares issued and outstanding on June 26, 2026, excluding treasury shares, assuming no further Flex ordinary shares are issued pursuant to the exercise of Flex equity awards, (ii) 41 million Flex ordinary shares, which represent the Flex ordinary share gross-up necessary for Flex to retain a 10.0% stake in Spinco subsequent to the Spin-Off date and (iii) 1 million fully vested Spinco Warrants that the Warrantholder is eligible to receive in connection with the Spin-Off in accordance with an expected amendment to the Warrant, in each case applying the Distribution Ratio to each Flex ordinary share. Beneficial ownership is determined in accordance with the rules of the SEC.

To the extent Spinco’s directors and executive officers own Flex ordinary shares at the time of the Spin-Off, they will participate in the Distribution on the same terms as other holders of Flex ordinary shares.

Unless otherwise indicated, the business address of each director, director nominee, and named executive officer shown in the table below is 10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758. None of Spinco’s directors or named executive officers are expected to own one percent or more of Spinco common stock.

Name and Address of Beneficial Owner	Shares of Spinco Common Stock to be Beneficially Owned Upon the Distribution	% of Class
Greater than 5% Shareholders:
Flex Ltd.	82,332,928	10.0%
BlackRock, Inc.(a)	57,063,240	6.9%
Vanguard Capital Management(b)	55,445,564	6.7%
PRIMECAP Management Company(c)	46,717,750	5.7%

Name and Address of Beneficial Owner	Shares of Spinco Common Stock to be Beneficially Owned Upon the Distribution	% of Class
Directors:
Mark Eubanks	—	*
Michael E. Hurlston	118,716	*
David Johnson	—	*
Charles K. Stevens, III	90,852	*
Maryrose Sylvester	52,428	*
William D. Watkins	197,816	*
Named Executive Officers:
Revathi Advaithi	2,493,266	*
Kevin Krumm	60,570	*
Scott Offer(d)	231,828	*
Hooi Tan	283,470	*
All Directors and Executive Officers as a group (11 persons)(e)	4,007,144	*

*	Less than one percent (1%)
(a)

Based on a Schedule 13G/A filed with the SEC on July 28, 2026. BlackRock Inc. would have sole voting power over 53,039,424 shares and sole dispositive power over 57,063,240 shares. BlackRock Inc.’s address is 50 Hudson Yards, New York, NY 10001.

(b)

Based on a Schedule 13G/A filed with the SEC on July 31, 2026. Vanguard Capital Management would have sole voting power over 7,425,616 shares and sole dispositive power over 55,445,564 shares. Vanguard Capital Management’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(c)

Based on a Schedule 13G/A filed with the SEC on August 6, 2026. PRIMECAP Management Company would have sole voting power over 46,233,510 shares and sole dispositive power over 46,717,750 shares. PRIMECAP Management Company’s address is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(d)	Includes 109,442 shares that would be held indirectly by a family trust, in which Mr. Offer is a trustee.
(e)	This represents the aggregate for all executive officers and directors as a group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures for Approval of Related Person Transactions

The Spinco Board of Directors will establish a Related Person Transaction Policy prior to completion of the Spin-Off. The purpose of this policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (including any financial transaction, such as any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which: (i) Spinco or any of its subsidiaries was, is to be a participant; (ii) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year; and (iii) a related person had or will have a direct or indirect material interest. For purposes of the policy, a related person is: (i) a director or a nominee for director of Spinco; (ii) any executive officer of Spinco (within the meaning of Rule 3b-7 under the Exchange Act); (iii) any beneficial owner of more than 5% of Spinco common stock (or any other class of voting securities); or (iv) any immediate family member of any of the foregoing persons.

Under the policy, once a related person transaction has been identified, the Audit Committee will review the transaction for approval or ratification. In determining whether to approve or ratify a related person transaction, the committee is to consider all relevant facts and circumstances of the related person transaction available to the committee. The committee may approve only those related person transactions that the committee determines in good faith to be in, or not inconsistent with, the best interests of Spinco and its shareholders. No member of the committee will participate in any consideration of a related party transaction with respect to which that member or any member of his or her immediate family is a related person.

Agreements with Spinco

Following the completion of the Spin-Off, Flex and Spinco will be independent companies. Flex will own between approximately 6.0% to 12.0% of Spinco common stock following the Distribution and we expect that the relationship between Flex and Spinco will be governed by the ancillary agreements. These agreements will collectively provide for the allocation between Spinco and Flex of Flex and Spinco’s assets, employees, liabilities, and obligations (including employee benefits, intellectual property, and tax-related assets and liabilities) attributable to periods prior to, at and after the Spin-Off.

The summaries below set forth the current terms of the agreements that we believe are material. These summaries are qualified in their entirety by reference to the full text of the applicable agreements, which are attached as annexes to this proxy statement.

The Separation Agreement

The separation and distribution agreement (the “Separation Agreement”) will set forth Spinco’s agreement with Flex regarding the principal transactions necessary to separate Spinco from Flex. It will also set forth other agreements that govern certain aspects of Spinco’s relationship with Flex after the completion of the Distribution. The parties intend to enter into the Separation Agreement immediately before the Distribution of Spinco common stock to Flex shareholders. This summary of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, the form of which is attached as Annex A to this proxy statement.

Transfer of Assets and Assumption of Liabilities. The Separation Agreement will identify assets to be transferred to or retained by, liabilities to be assumed or retained by, and contracts to be assigned to each of Spinco and Flex as part of the reorganization of Flex, and will describe when and how these transfers, assumptions and assignments will occur, although many of the transfers, assumptions, and assignments will have already occurred prior to the parties’ entering into the Separation Agreement. In particular, the Separation Agreement will provide that, among other things, subject in each case to the terms and conditions contained therein, the following assets will be contractually allocated to us: (i) generally, assets primarily related to Spinco’s business, (ii) the equity interests of subsidiaries intended to be Spinco’s subsidiaries after the Spin-Off, together with any joint venture or other minority equity interests intended to be owned by Spinco after the Spin-Off, (iii) certain real property set forth on schedule, (iv) contracts and intellectual property primarily related to Spinco’s business or set forth on a schedule, (v) certain IT assets and IT contracts primarily related to Spinco’s business or set forth on a schedule, (vi) cash and cash equivalents, notes, interest receivables, other financial assets and derivative instruments owned by members of Spinco’s group, (vii) accounts and notes receivable to the extent related to Spinco’s business, (viii) credits, prepaid expenses, rebates, deferred charges, advance payments, security deposits and other prepaid items to the extent related to Spinco’s business other than for certain accounts receivables that are below threshold amounts and primarily related to Flex, (ix) permits, consents and registrations exclusively related to Spinco’s business, and (x) accruals, counterclaims, insurance claims, rights to coverage under insurance policies, warranties, contractual indemnities and other similar rights, in each case to the extent related to a liability allocated to Spinco. Generally, all other assets of Flex will be contractually retained by Flex, subject to the terms and conditions of the Separation Agreement, including any exceptions specified therein.

Similarly, subject in each case to the terms and conditions contained in the Separation Agreement, including any exceptions specified therein, liabilities related to Spinco’s business will generally be contractually allocated to Spinco, including, but not limited to, liabilities (i) constituting environmental liabilities to the extent related to Spinco’s business or real property allocated to Spinco, (ii) relating to Spinco’s discontinued or divested operations and businesses, (iii) for indebtedness incurred by any member of Spinco’s group, (iv) for checks issued but not drawn and accounts payable to the extent related to Spinco’s business, (v) relating to indemnification obligations to Spinco’s current or former directors and officers or to Spinco’s ownership of joint ventures and minority investments, including related credit agreements, guarantees, indemnities or credit support instruments given for the benefit of any such joint venture or minority investment, and (vi) except as set forth in the schedule, relating to litigation and other actions exclusively related to Spinco’s business, or any action that is principally related to Spinco’s business, unless the reasonably probable exposure with respect to such action exceeds $3,000,000, in which case Spinco is liable to the extent related to the Spinco’s business. Liabilities not otherwise specifically allocated will generally be contractually allocated to the party to whose business such liabilities primarily relate.

The allocation of liabilities with respect to taxes, except for payroll taxes and reporting and other tax matters expressly covered by the employee matters agreement, are solely covered by the tax matters agreement (see the sections below entitled “Tax Matters Agreement” and “Employee Matters Agreement”).

Except as may expressly be set forth in the Separation Agreement or any ancillary agreement, all assets will be transferred on an “as is,” “where is” basis and the respective transferees will bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good title, free and clear of any security interest, that any necessary consents or governmental approvals are not obtained, and that any requirements of laws or judgments are not complied with.

Further Assurances. To the extent that any transfers of assets or contractual allocations of liabilities contemplated by the Separation Agreement have not been consummated on or prior to the Distribution Date, the parties agree to cooperate with each other to effect such transfers or assumptions while holding such assets or liabilities for the benefit of the appropriate party so that all the benefits and burdens relating to such asset or liability inure to the party contractually allocated such asset or liability. Each party agrees to use commercially reasonable efforts to take or to cause to be taken all actions, and to do, or to cause to be done, all things reasonably necessary under applicable law or contractual obligations to consummate and make effective the transactions contemplated by the Separation Agreement.

Intergroup Accounts. The Separation Agreement provides that, subject to certain specified exceptions in the Separation Agreement, schedules or any ancillary agreement, certain accounts that were formerly intercompany accounts within Flex will be settled prior to the Distribution.

Release of Claims and Indemnification. Except as otherwise provided in the Separation Agreement, each party will fully release and forever discharge the other party, the members of the other party’s group, and all persons who at any time prior to the Distribution were shareholders, directors, officers, affiliates, and employees of any member of the other party’s group (in their capacities as such), from all liabilities existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Distribution, including in connection with the internal reorganization and the Distribution, except that no employee will be released from liabilities arising out of such employee’s intentional misconduct. The releases will not extend to obligations or liabilities under any agreements between the parties that remain in effect following the Spin-Off pursuant to the Separation Agreement or any ancillary agreement. These releases are subject to certain exceptions set forth in the Separation Agreement.

The Separation Agreement provides for cross-indemnities that, except as otherwise provided in the Separation Agreement, are principally designed to place financial responsibility for the obligations and liabilities contractually allocated to Spinco under the Separation Agreement with Spinco and financial responsibility for the obligations and liabilities contractually allocated to RemainCo under the Separation Agreement with RemainCo. Specifically, following the Distribution, each party will indemnify, defend and hold harmless the other party, its affiliates and subsidiaries and each of their respective directors, officers, employees and agents for any losses to the extent relating to, arising out of or resulting from:

•	the liabilities contractually allocated to such party pursuant to the Separation Agreement (or any third-party claim that would, if resolved in favor of the claimant, constitute such a liability); and

•	any breach by such party of any provision of the Separation Agreement.

The Separation Agreement does not provide for a cap of each party’s aforementioned indemnification obligations. The amount of each party’s indemnification obligations will be subject to reduction by any insurance proceeds (net of premium increases) received by the party being indemnified. The Separation Agreement also specifies procedures with respect to claims subject to indemnification and related matters.

Spinco Cash Distribution. The Separation Agreement provides that, prior to or substantially concurrently with the consummation of the Distribution, Spinco shall pay the Spinco Cash Distribution to Flex as consideration for the Contribution. It is a condition to the consummation of the Distribution that the Spinco Cash Distribution shall have been completed or will be completed substantially concurrently with the Distribution.

Shared Contracts. Contracts that relate to both Spinco’s business and the Flex business will generally be partially assigned, amended, bifurcated or replicated so that each party or its group receives the rights and benefits, and assumes the related liabilities, inuring to its respective business, and each party has agreed to use commercially reasonable efforts to obtain any consents required to effect such allocation.

Information in this proxy statement with respect to the assets and liabilities of the parties following the separation is presented based on the allocation of such assets and liabilities pursuant to the Separation Agreement, unless the context otherwise requires. Certain of the liabilities and obligations to be assumed by one party or for which one party will have an indemnification obligation under the Separation Agreement and the other agreements relating to the separation may be, and following the separation may continue to be, the legal or contractual liabilities or obligations of another party. Each such party that continues to be subject to such legal or contractual liability or obligation will rely on the applicable party that assumed the liability or obligation or the applicable party that undertook an indemnification obligation with respect to the liability or obligation, as applicable, under the Separation Agreement, to satisfy the performance and payment obligations or indemnification obligations with respect to such legal or contractual liability or obligation.

The Distribution. The Separation Agreement will also govern the rights and obligations of the parties regarding the proposed Distribution. The Separation Agreement provides that prior to the Distribution, Spinco shall issue to Flex, as a stock dividend, such number of shares of Spinco common stock such that the number of shares of Spinco common stock then outstanding shall be equal to the number of shares of Spinco common stock necessary to effect the Distribution. Flex will cause its agent to distribute to Flex shareholders as of the Record Date between approximately 88.0% and 94.0% of the outstanding shares of Spinco’s common stock. Flex will have the sole and absolute discretion to determine (and change) the terms of, and whether to proceed with, the Distribution and, to the extent it determines to so proceed, to determine the Distribution Date.

Conditions. The Separation Agreement will provide that the Distribution is subject to several conditions that must be satisfied or waived by Flex in its sole discretion. For further information regarding the conditions relating to Spinco’s separation from Flex, see the section entitled “The Separation and Distribution—Conditions to the Distribution.”

Insurance. Following the Spin-Off, Spinco will generally be responsible for obtaining and maintaining, at Spinco’s own cost, Spinco’s own insurance coverage for liabilities for which Spinco is assuming responsibility, although Spinco will continue to have coverage under certain insurance policies issued to Flex or other entities for certain matters that arise out of or relate to acts, omissions or occurrences that occurred prior to the Spin-Off, subject to the terms, conditions and exclusions of such policies.

Non-Competition and Customer Non-Solicitation. The Separation Agreement will include reciprocal non-competition and customer non-solicitation restrictions applicable worldwide during the Restricted Period, which will run for three years following the Distribution. Spinco and its subsidiaries generally will be restricted from engaging in the RemainCo Restricted Business in any country in which the RemainCo Restricted Business operated immediately prior to the Effective Time, meaning contract manufacturing services generally but excluding (i) integration of modular power equipment and associated enclosures and (ii) contract manufacturing services in the Cloud & Compute business. For the avoidance of doubt, the RemainCo Restricted Business includes contract manufacturing services for the Power, Cooling, and Networking product businesses, in any jurisdiction worldwide. Spinco also generally will be restricted from directly or indirectly soliciting, inducing or encouraging or any RemainCo Protected Customer to cease doing business with any member of the RemainCo Group with respect to the RemainCo Restricted Business to divert or redirect any business of such RemainCo Protected Customer away from any member of the RemainCo Group with respect to the RemainCo Restricted Business.

RemainCo and its subsidiaries generally will be restricted from engaging in the Spinco Restricted Business in any country in which the Spinco Restricted Business operated immediately prior to the Effective Time, meaning (i) the Power business, excluding contract manufacturing services; (ii) the Cooling business, excluding contract manufacturing services; and (iii) the Cloud & Compute business, including contract manufacturing services generally and, for the avoidance of doubt, including contract manufacturing services related to CPU and AI-accelerated servers, compute trays, fabrication of associated racks and enclosures, and integration into those racks, but excluding contract manufacturing services for Networking products, and from directly or indirectly soliciting, inducing or encouraging any Spinco Protected Customer to cease doing business with any member of the Spinco Group with respect to the Spinco Restricted Business or to divert or redirect any business of such Spinco Protected Customer away from any member of the Spinco Group with respect to the Spinco Restricted Business.

The restrictions would be subject to specified exceptions, including exceptions permitting (a) Spinco and its subsidiaries to continue contract manufacturing in the Power, Cooling and Networking product businesses only for customers for which Spinco or any member of the Spinco Group has such business as of immediately prior to the Effective Time, including associated future programs with such customers and (b) RemainCo and its subsidiaries to continue the Compute business for certain customers. Additional exceptions would apply to certain passive investments, acquisitions, dispositions and changes of control, and Flex’s retained interest in Spinco and its monetization or disposition. Certain acquisitions of competing businesses would be permitted, subject in some circumstances, to separation and divestiture requirements. The terms of these restrictions and related procedures remain subject to finalization.

Dispute Resolution. Except as otherwise set forth in the Separation Agreement, disputes between Spinco and Flex arising out of the Separation Agreement or the transactions contemplated thereby that are not resolved between the separation management offices to be established by each of Spinco and Flex following the Spin-Off, will first be subject to a negotiation period between the parties’ appointed representatives, not to exceed 30 days unless otherwise agreed. If the dispute is not resolved during this period, it will be submitted, at the request of either party, to final and binding arbitration administered by JAMS before a three-member arbitral tribunal, with the arbitration governed by the Federal Arbitration Act. The Separation Agreement will also include a waiver of the right to a jury trial and confidentiality provisions applicable to the arbitration proceedings.

Term, Termination and Amendment. Prior to the Distribution, the Flex Board of Directors will have the unilateral right to terminate the Separation Agreement, and to amend, modify or abandon the Distribution, in each case without the consent of Spinco or Flex’s shareholders (subject to certain limitations). After the Distribution, the Separation Agreement may only be terminated or amended by a written agreement signed by both parties. Notwithstanding the foregoing, certain provisions benefiting third-party beneficiaries, including the indemnification provisions of the Separation Agreement, access to insurance for insured persons and the director and officer indemnification obligations described above, may not be terminated or amended after the Distribution in a manner adverse to those beneficiaries without their consent.

Other Matters Governed by the Separation Agreement. Other matters governed by the Separation Agreement include, among others, access to and the exchange of information, confidentiality of proprietary information, access to and retention of records, cooperation in connection with financial reporting and audits, the treatment of transfers not completed prior to the Distribution and the related third-party consent process, separation of guarantees and other credit support instruments, and allocation of expenses incurred in connection with the Spin-Off.

Delayed Transfer. If any asset transfers or liability assumptions contemplated by the Separation Agreement are not completed by the effective time of the Distribution, the parties must use commercially reasonable efforts to complete them as soon as practicable.

Transition Services Agreement

Flex and Spinco will enter into a transition services agreement (the “Transition Services Agreement”) which will govern the provision of certain transitional services from Flex to Spinco and from Spinco to Flex, to help facilitate Flex’s and Spinco’s respective transitions to standalone businesses in connection with the Spin-Off. The services to be provided by and to either Flex or Spinco will principally be set forth in one or more schedules attached to the Transition Services Agreement, and will include services currently being provided by Flex or Spinco to the other that Flex and Spinco will need to continue receiving following the Spin-Off to operate Spinco’s respective businesses. Such services include certain commercial services, such as access to lab and equipment, certain lab related services, in-flight project support, certain site facilities services, such as access to specific areas of certain manufacturing and other sites, certain finance related services, such as support for finance and tax-related activities and access to financial data and audits, certain global business support services, certain human resources related services and certain information technology and other infrastructure-related services, among others. The services will be provided for a specified period of time depending on the type and scope of services to be provided, up to two years from the effective date of the Transition Services Agreement.

This summary of the Transition Services Agreement is qualified in its entirety by reference to the full text of the form of Transition Services Agreement, which is attached as Annex D to this proxy statement.

Tax Matters Agreement

In connection with the Spin-Off, Flex and Spinco will enter into a tax matters agreement (the “Tax Matters Agreement”) that will govern the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and other matters regarding taxes. Subject to the discussion in the following paragraph, and other than certain taxes arising from the transactions undertaken to effectuate the Spin-Off, which will be the sole responsibility of Flex, Spinco will generally be allocated twenty (20) percent of tax liabilities of Flex and its subsidiaries (including the Spinco Group) for taxable periods ending on or prior to the Distribution Date, though Spinco will not be liable for any taxes relating to taxable periods ending on or before the date that is seven (7) years prior to the Distribution Date. Amounts indemnifiable under the Tax Matters Agreement are not otherwise limited to any maximum amount.

The Tax Matters Agreement will provide special rules that allocate tax liabilities in the event the Distribution or certain related transactions fail to qualify as transactions that are tax-free for U.S. federal income tax purposes (other than any cash that Flex shareholders receive in lieu of fractional shares). Under the Tax Matters Agreement, Spinco will generally agree to indemnify Flex and its affiliates against any and all tax-related liabilities incurred by them relating to the Distribution and certain related transactions, to the extent caused by any representation by Spinco being incorrect or an acquisition of Spinco’s stock or assets or by any other action undertaken or failure to act by Spinco. This indemnification will apply even if Flex has permitted Spinco to take an action that would otherwise have been prohibited under the tax-related covenants described below.

Pursuant to the Tax Matters Agreement, Spinco will agree to certain covenants that contain restrictions intended to preserve the tax-free status of the Distribution and certain related transactions. Spinco may take certain actions prohibited by these covenants only if Spinco obtains and provides to Flex an opinion from a U.S. tax counsel or accountant of recognized national standing or a favorable private letter ruling from a taxing authority, in each case satisfactory to Flex, to the effect that such action would not affect the tax-free status of these transactions, or if Spinco obtains prior written consent of Flex, in its sole and absolute discretion, waiving such requirement. Spinco will be barred from taking any action, or failing to take any action, including any action or failure to take any action that would be inconsistent with the Tax Opinion, where such action or failure to take any action adversely affects the tax-free status of these transactions. In addition, during the period ending two years after the Distribution Date, these covenants will include specific restrictions on Spinco’s (i) discontinuing the active conduct of Spinco’s trade or business; (ii) liquidating, merging or consolidating with any other person; (iii) amending Spinco’s charter (or other organizational documents) or taking any other action, whether through a shareholder vote or otherwise, affecting the voting rights of Spinco’s common stock; (iv) sales of assets outside the ordinary course of business; and (v) entering into any other corporate transaction (including issuances of Spinco stock or securities convertible into Spinco stock, but excluding certain compensatory arrangements), which would cause Spinco to undergo a 40% or greater change in its stock ownership or otherwise be expected to result in the failure to preserve the tax-free treatment of these transactions.

This summary of the Tax Matters Agreement is qualified in its entirety by reference to the full text of the form of Tax Matters Agreement, which is attached as Annex E to this proxy statement.

Employee Matters Agreement

Flex and Spinco will enter into an employee matters agreement (the “Employee Matters Agreement”) in connection with the Spin-Off to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefit plans and programs and other related matters. The Employee Matters Agreement also sets forth the general principles relating to employee matters both with respect to domestic and international employees, including with respect to collective bargaining agreements, workers’ compensation, payroll matters, regulatory filings, paid time off, commencing or continuing participation in employee benefit plans, and the sharing of employee information. Except as specifically provided in the Employee Matters Agreement, Spinco will generally be responsible for all employment and employee compensation and benefits-related liabilities relating to Spinco employees and other service providers. In particular, Spinco will assume certain assets and liabilities with respect to Spinco’s employees under Flex’s nonqualified deferred compensation plans. Generally, except as may be provided in the Transition Services Agreement, each of Spinco’s employees will cease active participation in Flex compensation and benefit plans as of the Spin-Off. The Employee Matters Agreement also provides that Spinco will establish certain compensation and benefit plans for the benefit of Spinco’s employees following the Spin-Off, including a 401(k) savings plan for U.S. employees, which will accept direct rollovers of account balances from the Flex 401(k) savings plan for any of Spinco’s employees who elect to do so. Following the Spin-Off, Spinco will assume and be responsible for any Flex annual bonus payments and any other cash-based incentive awards to Spinco’s employees with respect to the year in which the Spin-Off occurs. Treatment of cash-based incentive awards under the Employee Matters Agreement is further discussed in “Compensation Discussion and Analysis of Axiom—Treatment of Incentive Bonus Awards.” Flex long-term incentive compensation awards held by Spinco employees will be treated as described in “Compensation Discussion and Analysis of Axiom—Treatment of Outstanding Equity Awards at the Time of the Spin-Off.”

This summary of the Employee Matters Agreement is qualified in its entirety by reference to the full text of the form of Employee Matters Agreement, which is attached as Annex F to this proxy statement.

Intellectual Property Matters Agreement

Flex and Spinco will enter into an intellectual property matters agreement (the “Intellectual Property Matters Agreement”), in connection with the Spin-Off, which agreement will set forth the terms and conditions pursuant to which Flex and Spinco grants to each other licenses to certain patents, know-how (including trade secrets), copyrights, and software that are contractually allocated to the other party under the Separation Agreement, including the intellectual property assets that are transferred from Flex to Spinco pursuant to the Separation Agreement, in the conduct of each of Flex and Spinco’s respective businesses and in each case, including any natural evolutions thereof. Except for certain software that may be subject to separate or different license terms, each respective license will be non-exclusive, royalty-free, worldwide, irrevocable and non-terminable. Such licenses will be sublicensable to affiliates and to third parties in the operation of the applicable licensee’s business, but not for the independent use of any third party.

The Intellectual Property Matters Agreement will not be terminable by either party and may only be modified with the prior written consent of both Flex and Spinco. In addition, the agreement will be assignable in whole or in relevant part to affiliates or to a successor to all or a portion of the business or assets to which the agreement relates (subject to certain limitations applicable upon specified change-of-control or assignment events), but will not otherwise be assignable without consent of the other party.

This summary of the Intellectual Property Matters Agreement is qualified in its entirety by reference to the full text of the form of Intellectual Property Matters Agreement, which is attached as Annex G to this proxy statement.

Stockholder’s and Registration Rights Agreement

Flex and Spinco will enter into a stockholder’s and registration rights agreement (the “Stockholder’s and Registration Rights Agreement”), pursuant to which Spinco will agree that, upon the request of Flex, Spinco will use its reasonable best efforts to effect the registration under applicable federal and state securities laws of any shares of Spinco common stock retained by Flex. In addition, Flex will agree to vote any shares of Spinco common stock that it retains immediately after the separation in proportion to the votes cast by Spinco’s other shareholders. In connection with such agreement, Flex will grant Spinco a proxy to vote its shares of Spinco common stock in such proportion. This proxy, however, will be automatically revoked as to any particular share upon any sale or transfer of such share from Flex to a person other than Flex, and neither the Stockholder’s and Registration Rights Agreement nor proxy will limit or prohibit any such sale or transfer.

This summary of the Stockholder’s and Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Stockholder’s and Registration Rights Agreement, which is attached as Annex H to this proxy statement.

Cross-Supply Agreements

Flex and Spinco will enter into a series of product manufacturing and supply agreements (collectively, the “Cross-Supply Agreements”) in connection with the Spin-Off, pursuant to which each party will continue to manufacture and supply certain products to, or purchase certain manufacturing services from, the other party following the Distribution. These arrangements are intended to preserve continuity of supply to the parties’ respective customers at sites that have historically been operated on a commingled basis, under which finished goods will be manufactured at such sites and sold to the counterparty at a markup, with the purchasing party subsequently selling those finished goods to third-party customers. The Cross-Supply Agreements reflect a number of different commercial models, including buy-sell arrangements, turnkey arrangements, subcontracting arrangements, consignment arrangements and long-term mechanical supply arrangements, which differ principally in the allocation between the parties of responsibility for procuring raw materials and ownership of materials and equipment. The specific products, sites, customers, pricing, volumes and other commercial terms applicable to each arrangement are set forth in individual contract supplements, and relevant terms of the underlying customer agreements, including quality, service level and delivery requirements, are generally mirrored or passed through to the supplying party.

Pricing under the Cross-Supply Agreements is generally based on the supplying party’s costs plus an agreed markup, or, in the case of the long-term mechanical supply arrangements, on the parties’ existing intercompany pricing, in each case subject to periodic true-ups for inflation, currency exchange rate movements and, in certain cases, tariffs. Payment terms are intended to be substantially cash- or working-capital neutral for the supplying party. Each Cross-Supply Agreement will continue until the last contract supplement thereunder expires or is terminated. The term of each contract supplement is specified in that contract supplement, and each contract supplement for an ongoing arrangement with no specified end date has an initial term of three years, renewable for successive two-year terms by mutual written consent. No extension or renewal is permitted if it would be inconsistent with, or would be reasonably likely to prevent, the tax-free status of the Distribution and certain related transactions. The purchasing party is generally permitted to terminate a contract supplement for convenience upon advance written notice, and each party has customary termination rights for material breach, nonpayment, insolvency, extended force majeure and violations of applicable anti-corruption and sanctions laws. The agreements also contain customary limited product warranties, reciprocal indemnities and limitations of liability, including a cap on the supplying party’s aggregate liability with customary exceptions, as well as provisions governing the disposition of inventory and equipment upon expiration or termination.

This summary of the Cross-Supply Agreements is qualified in its entirety by reference to the full text of the Cross-Supply Agreements, the form of which are attached as Annexes I, J and K to this proxy statement.

Other Agreements

Spinco and/or certain of its subsidiaries also will enter into certain other agreements with Flex and/or certain of its subsidiaries in connection with the Spin-Off, including those described below.

Real Estate-Related Agreements

Spinco and/or certain of its subsidiaries intend to enter into certain leases and other real estate-related agreements with Flex and/or certain of its subsidiaries, the terms and conditions and costs of which will be specified in each such agreement.

In connection with the separation and distribution, Flex and Spinco expect to take certain steps to allocate leased and owned real property used in the Spinco business. Depending on the applicable site, such steps may include assigning certain third-party leases from Flex entities to Spinco entities, conveying certain owned sites from Flex entities to Spinco entities and, for sites that, following the Distribution, will remain shared or otherwise entangled, leases, subleases, lease-split arrangements or other occupancy arrangements between the Flex and Spinco entities to address such parties’ continued use of the applicable portions of such sites.

In particular, a Spinco subsidiary and a Flex subsidiary expect to enter into a long-term lease arrangement pursuant to which the Flex subsidiary will continue to occupy certain buildings and related areas at the Guadalajara, Mexico campus following the Distribution (the “Guadalajara Lease”). The Guadalajara Lease is expected to address the leased premises, the term, rent and other charges as well as access to and use of common areas and shared infrastructure and the parties’ respective maintenance and repair obligations.

Spinco and/or certain of its subsidiaries also intend to enter into certain site services agreements with Flex and/or certain of its subsidiaries governing the provision of certain facility, utility and other site-based services at shared or otherwise operationally interdependent sites, including the Guadalajara, Mexico campus. The applicable services, terms and costs will be specified in each such agreement.

For certain lease assignments, or changes in the ownership or control of the applicable tenants, the consent of (or notice to) the applicable landlords may be required. Additionally, where applicable, security deposits, bank guarantees, parent guarantees or other forms of security or credit support may need to be transferred, replaced or otherwise addressed. The foregoing arrangements, including the specific terms thereof, remain subject to the completion of the separation and distribution planning and the negotiation, finalization and execution of the definitive documentation in respect thereof.

Other Confidentiality-Related and Commercial Agreements

Spinco and/or certain of its subsidiaries intend to enter into certain confidentiality and other commercial agreements with Flex and/or certain of its subsidiaries, the terms and conditions and costs of which will be specified in each such agreement, which are intended to be on an arm’s-length basis and reflect market terms. Such commercial agreements are expected to include a services agreement pursuant to which Flex will continue to provide certain services to the customers of Spinco and its affiliates, including value-added fulfillment, logistics, freight management and product manufacturing at certain sites located in Netherlands, Brazil, Czechia and Hong Kong. As compensation for these services, Flex will be entitled to retain from net sales received from Spinco’s customers amounts calculated in accordance with the applicable service exhibit, generally based on either a cost-plus methodology or specified fixed and variable fees, with certain variable fees subject to an annual true-up.

Engagement with Fragment Data Technologies

Certain subsidiaries of Flex entered into agreements with Fragment Data Technologies, Inc. (“Fragment”), effective August 21, 2026, pursuant to which Fragment provides to Flex an agentic AI end-to-end payment processing technology platform to help support automation of Flex’s procure-to-pay systems (the “Fragment Engagement”). The co-founder and Chief Executive Officer of Fragment is Pranav Mulgund, son of Revathi Advaithi, Flex’s Chief Executive Officer. The Fragment Engagement is subject to a spending cap, which requires that the aggregate fees thereunder shall not exceed $2.5 million during the 12-month period following approval by the Flex Board of Directors and its Nominating, Governance and Public Responsibility Committee. The Fragment Engagement contains certain right-to-use provisions, permitting Spinco to use the platform during this 12-month period. Upon expiration of such initial period, the Fragment Engagement is subject to re-evaluation and re-approval by mutual written agreement. Any such renewal will require review and approval in accordance with Flex’s Statement of Policy with Respect to Related-Person Transactions.

Certain Relationships and Potential Conflicts of Interest

Following the Distribution, there will be an overlap between an officer of Spinco and the Flex Board of Directors. Revathi Advaithi (the “Overlap Person”), the current Chief Executive Officer of Flex, is expected to step down as Chief Executive Officer of Flex and will become the Chief Executive Officer of Spinco in connection with the Distribution. Following the Distribution she will also serve on the Spinco Board of Directors and will serve as Chair of the Flex Board of Directors for a transitional period not to exceed 24 months.

The Overlap Person may have actual or apparent conflicts of interest with respect to matters involving or affecting each company. For example, conflicts may arise if there are issues or disputes under the commercial arrangements that will exist between Flex and Spinco. Also, there could be a conflict of interest between Spinco, on the one hand, and Flex, on the other hand, with respect to Flex’s disposal of the retained shares through one or more exchanges of Spinco common stock for Flex debt and/or Flex ordinary shares. In addition, after the Distribution, certain of Spinco’s directors and officers may continue to own shares of Flex.

In the event of any potential conflict of interest, Spinco expects the Overlap Person to (i) inform the Spinco Board of Directors of any actual or potential conflict, (ii) recuse herself, if necessary, from any discussions or decisions involving such matters and (iii) act in accordance with Spinco’s Code of Business Conduct and Ethics.

See “—Procedures for Approval of Related Person Transactions” for a discussion of certain procedures Spinco will institute to help ameliorate such potential conflicts that may arise.

DESCRIPTION OF MATERIAL INDEBTEDNESS OF AXIOM

In connection with the Spin-Off, Spinco is expected to enter into certain senior credit facilities, which Spinco expects will consist of an aggregate principal amount of up to $4,565 million (as may be reduced by the proceeds actually received from the issuance of Series A Preferred Stock) that will be available through (i) a senior secured term loan facility in an initial aggregate principal amount of up to $3,300 million, consisting of a $1,650 million three-year delayed draw term loan facility (the “3-Year Term Facility”) and a $1,650 million five-year delayed draw term loan facility (the “5-Year Term Facility” and, together with the 3-Year Term Facility, the “Term Facility”), and (ii) a five-year senior secured revolving credit facility with committed availability of up to $1,265 million, which Spinco expects will be undrawn as of the date Spinco completes the Spin-Off (the “Revolving Facility” and, together with the Term Facility, the “Senior Credit Facilities”).

Spinco intends to use the proceeds of borrowings under the Revolving Facility for general corporate purposes of Spinco and its subsidiaries. Spinco intends to use the proceeds of the Term Facility either to finance a portion of the previously announced EPC Power Acquisition or to fund a cash dividend to Flex, the proceeds of which would be used to retire term loan indebtedness incurred by Flex to finance the EPC Power Acquisition, and to pay related fees and expenses incurred in connection with the financing.

Borrowings under the Senior Credit Facilities will bear interest, at Spinco’s option, at a base rate or at a rate based on Term SOFR, in each case plus an applicable margin. The applicable margin will vary based on Spinco’s long term issuer credit rating.

The obligations of Spinco under the Senior Credit Facilities will be unconditionally guaranteed by each of Spinco’s existing and subsequently acquired or organized wholly-owned subsidiaries organized in the United States and certain other agreed jurisdictions, subject to customary exceptions and thresholds. The Senior Credit Facilities will be secured by a perfected security interest in substantially all of the assets of Spinco and the guarantors, subject to permitted liens and customary exceptions.

Spinco anticipates that the Senior Credit Facilities will contain representations and warranties, events of default and affirmative and negative covenants that are customary for similar financings, including, among other things and subject to certain significant exceptions, limitations on liens, indebtedness, mergers and asset sales, as well as customary reporting and compliance obligations. Spinco also expects to be required to maintain compliance with a maximum net leverage ratio and a minimum interest coverage ratio, tested quarterly. Certain covenants and other provisions, including the security and guarantee requirements are expected to be subject to modification or release upon Spinco’s achievement of an investment grade ratings status.

The foregoing summarizes some of the currently expected terms of Spinco’s Senior Credit Facilities. However, the foregoing summary does not purport to be complete, and the terms of the Senior Credit Facilities have not yet been finalized. There may be changes to the expected size and other terms of the Senior Credit Facilities, some of which may be material.

DESCRIPTION OF CAPITAL STOCK OF AXIOM

Spinco’s certificate of formation and bylaws will be amended and restated prior to the Spin-Off. The following is a summary of the material terms of Spinco’s capital stock that will be contained in Spinco’s amended and restated certificate of formation and amended and restated bylaws. These descriptions contain all information which we consider to be material but may not contain all of the information that is important to you. The summaries and descriptions below do not purport to be complete statements of the relevant provisions of Spinco’s amended and restated certificate of formation, Spinco’s amended and restated bylaws to be in effect at the time of the Distribution or the TBOC and is qualified by reference to Texas statutory and common law and the full texts of such documents. The summary is qualified in its entirety by reference to these documents, which are attached as Annexes B and C to this proxy statement and you should read, along with the applicable provisions of the TBOC, for complete information on Spinco’s capital stock at the time of the Distribution.

General

Immediately following the Spin-Off, Spinco’s authorized capital stock will consist of four billion shares of common stock, par value $0.0001 per share, and ten million shares of preferred stock, par value $0.0001 per share.

Common Stock

Dividends. Payment of dividends on Spinco common stock may be made at the discretion of the Spinco Board of Directors out of legally available funds, subject to any preferential dividend rights of any then outstanding shares of Spinco preferred stock.

Voting Rights. Holders of Spinco common stock will be entitled to one vote for each share held of record on all matters submitted to a vote of Spinco shareholders. With certain exceptions, at a duly called Spinco shareholder meeting at which a quorum is present the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting. Except with respect to vacancies and newly created directorships, Spinco’s amended and restated bylaws will provide that the board’s directors are elected by the vote of a plurality of the votes cast with respect to that director in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Spinco’s amended and restated certificate of formation will not provide for cumulative voting.

Other Rights. In the event of Spinco’s liquidation, dissolution, or winding up, the holders of Spinco common stock will be entitled to share ratably in all assets remaining after satisfaction of liabilities and the liquidation preference of any then outstanding shares of Spinco preferred stock. Holders of Spinco common stock will have no preemptive rights and no right to convert their Spinco common stock into any other securities. There will be no redemption or sinking fund provisions applicable to the Spinco common stock. The rights, preferences, and privileges of holders of Spinco common stock will be subject to, and could be adversely affected by, the rights of holders of shares of any series of Spinco preferred stock which Spinco may designate and issue in the future without further Spinco shareholder approval.

Listing. Spinco intends to apply to list Spinco common stock on Nasdaq under the symbol “AXM.”

Preferred Stock

The Spinco Board of Directors will have the authority, within the limitations and restrictions that will be stated in the Spinco amended and restated certificate of formation, to authorize the issuance of shares of Spinco preferred stock in one or more classes or series, and to fix each such class or series such voting powers, fully or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights and such qualifications, limitations, or restrictions of the shares of each class or series, including the dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption price or prices, liquidation preferences, and the number of shares constituting any series or designations of any series.

Anti-Takeover Effect of Spinco’s Certificate of Formation and Bylaws and Texas Law

Certain provisions of Spinco’s amended and restated certificate of formation, Spinco’s amended and restated bylaws and the TBOC could have the effect of delaying, deferring, or discouraging another party from acquiring Spinco. These provisions encourage persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with the Spinco Board of Directors rather than pursue non-negotiated takeover attempts. These provisions include the below summarized items.

Texas Business Combination Law. Spinco is subject to the provisions of Title 2, Chapter 21, Subchapter M of the TBOC, referred to herein as the “Texas Business Combination Law.” Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into specified transactions with an “affiliated shareholder,” or with any affiliate or associate of an affiliated shareholder, for a period of three years after the date the shareholder obtained affiliated shareholder status. The prohibited transactions include mergers, share exchanges or conversions; dispositions of assets having an aggregate market value of ten percent or more of the corporation’s consolidated assets, the aggregate market value of its outstanding voting stock, or its earning power or net income on a consolidated basis; issuances or transfers of shares to an affiliated shareholder or its affiliates or associates; liquidation or dissolution plans or proposals; transactions, including reclassifications, share distributions and recapitalizations, that have the effect of increasing the affiliated shareholder’s proportionate ownership percentage; and loans, advances, guarantees, pledges or other financial assistance, or tax credits or other tax advantages, the recipient of which is an affiliated shareholder or its affiliates or associates. The TBOC defines an “issuing public corporation” as a Texas corporation that has 100 or more shareholders of record as shown by its share transfer records, a class or series of voting shares registered under the Exchange Act, or a class or series of voting shares qualified for trading on a national securities exchange. The prohibition does not apply if:

•	the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder before the affiliated shareholder becomes an affiliated shareholder; or

•

the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting of shareholders called for that purpose and held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that this shareholder approval may not be given by written consent.

The TBOC generally defines an “affiliated shareholder” as a person who beneficially owns, or has owned within the preceding three-year period, twenty percent or more of the outstanding voting stock of a Texas public corporation. A corporation may expressly elect in its certificate of formation or bylaws not to be governed by the Texas Business Combination Law. Neither the amended and restated certificate of formation nor the amended and restated bylaws contains such an election, and Spinco therefore expects to remain subject to the Texas Business Combination Law. As a result, the Texas Business Combination Law may have the effect of inhibiting a non-negotiated merger or other business combination involving Spinco, even if such a transaction would be beneficial to Spinco’s shareholders.

Special Shareholder Approval for Certain Transactions. Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as a merger, an interest exchange, a conversion, or a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business, and the certificate of formation may provide for a different threshold, but not less than a majority of the shares entitled to vote. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Common Stock or Preferred Stock as specified in the amended and restated bylaws, in the amended and restated certificate of formation, or in any certificate of designation, the affirmative vote of shareholders holding at least a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote on the matter is sufficient to approve, authorize, adopt, or to otherwise cause Spinco to take, or affirm Spinco’s taking of, any “fundamental action” or any “fundamental business transaction,” each as defined in the TBOC. When voting as a single class, no class of shares that does not have voting rights has any right to participate in such vote.

Board Composition and Powers. The Spinco Board of Directors will have the power to fix the number of directors by resolution. The directors, other than any directors elected by the holders of a series of preferred stock, will be divided into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the first annual meeting of shareholders following the effective date of the amended and restated certificate of formation, the initial term of office of the second class to expire at the second annual meeting of shareholders following the effective date of the amended and restated certificate of formation, and the initial term of office of the third class to expire at the third annual meeting of shareholders following the effective date of this amended and restated certificate of formation, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Spinco Board of Directors shall be authorized to assign members of the Spinco Board of Directors, other than those directors who may be elected by the holders of any series of preferred stock, to such classes. At each annual meeting of shareholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Spinco Board of Directors nor any individual director may be removed without cause. Subject to any limitations imposed by applicable law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote generally at an election of directors, voting together as a single class. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the Spinco Board of Directors then in office, provided that in the case of a newly created directorship resulting from an increase in the number of directors a quorum is present, and, in the case of any other vacancy, even if less than a quorum, or by a sole remaining director. Under the TBOC, the Spinco Board of Directors may not fill more than two vacancies caused by an increase in the size of the board between any two annual meetings of shareholders, and any director appointed by the board of directors to fill a newly created directorship resulting from an increase in the number of directors may serve only until the next annual election of directors by the shareholders.

Advance Notice Requirements for Shareholder Proposals and Director Nominations. The amended and restated bylaws will provide that in order for a Spinco shareholder to make a nomination or propose business at an annual meeting of Spinco shareholders, a Spinco shareholder’s notice must be delivered to Spinco not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the annual meeting date is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the shareholder in order to be timely must be so delivered not earlier than hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth 90th day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by Spinco. Public announcement of an adjournment or postponement of an annual meeting will not commence a new time period, or extend any time period, for the giving of a shareholder’s notice.

Share Ownership Threshold for Shareholder Proposals. The amended and restated bylaws affirmatively elect for Spinco to be governed by Section 21.373 of the TBOC. Accordingly, for so long as the Spinco is a nationally listed corporation within the meaning of Section 21.373 of the TBOC, a shareholder or group of shareholders may submit a proposal for approval at a meeting of shareholders (other than a nomination of a person for election as a director or a procedural resolution ancillary to the conduct of the meeting) only if such shareholder or group of shareholders (i) holds shares entitled to vote at the meeting having a market value of at least $1,000,000, determined as of the date the proposal is submitted, or constituting at least three percent (3%) of Spinco’s voting shares, (ii) has held such shares continuously for at least six (6) months before the date of the meeting and holds such shares through the date of the meeting, and (iii) solicits the holders of shares representing at least sixty-seven percent (67%) of the voting power of shares entitled to vote on the proposal.

Ownership Threshold for Derivative Proceedings. No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of Spinco against any director or officer in his or her official capacity unless the shareholder or group, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least three percent of the outstanding shares of Spinco. If the TBOC is amended to increase the maximum allowable minimum ownership threshold, the threshold in the amended and restated certificate of formation will automatically increase to match it, without any further action by Spinco or its shareholders.

Special Meetings of Shareholders. Under the TBOC, a corporation may not prohibit its shareholders from calling a special meeting of shareholders. Special meetings of the shareholders may be called at any time by (i) the chairperson of the Spinco Board of Directors, (ii) a majority of the authorized number of directors, (iii) to the extent required by the TBOC, the president, or (iv) the holders of not less than 20% of the voting power of Spinco’s then issued and outstanding shares of stock entitled to vote at such special meeting.

Undesignated Preferred Stock. Pursuant to the amended and restated certificate of formation, Spinco will be able to issue preferred stock in one or more series, with such designations, powers, preferences and rights as the Spinco Board of Directors may determine, without further shareholder approval, subject to any shareholder votes or consents required by the amended and restated certificate of formation or any Preferred Stock Series Resolution. This authority may delay, defer or prevent a change of control of Spinco.

Shareholder Action by Written Consent

Under the TBOC, shareholders may act without a meeting, without prior notice and without a vote, with the written consent of (1) all shareholders or (2) if authorized by the certificate of formation, the shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each owner or member entitled to vote on the action is present and votes. If less than unanimous written consent is given, the corporation must give prompt notice of the action taken to the non-consenting shareholders. Spinco’s amended and restated certificate of formation authorizes action solely by unanimous written consent. Such written consent must be delivered to Spinco in the manner set forth in the amended and restated bylaws or to an officer or agent of Spinco having custody of the book in which proceedings of meetings are recorded. The amended and restated bylaws permit shareholder action by written consent only to the extent permitted by and in the manner provided in the amended and restated certificate of formation and in accordance with the TBOC.

Authorized but Unissued Shares

Subject to the requirements of Nasdaq and other applicable law, authorized but unissued shares of Spinco common stock may be available for future issuance without shareholder approval. Spinco may use these additional shares for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions, and employee benefit plans. The existence of authorized but unissued shares of Spinco common stock could render more difficult or discourage an attempt to obtain control of Spinco by means of a proxy contest, tender offer, merger or otherwise. Subject to the provisions of any Preferred Stock Series Resolution (as defined in the amended and restated certificate of formation, no holder of shares of stock of Spinco shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of Spinco, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of Spinco; but, subject to the provisions of any Preferred Stock Series Resolution, such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of Spinco may be issued or disposed of by the Spinco Board of Directors to such Persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which Spinco shall have by binding contract agreed.

Amendment of Provisions in Certificate of Formation and Bylaws

Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of the board of directors and the holders of at least two-thirds of the outstanding shares of a Texas corporation, unless a different threshold, not less than a majority, is specified in the certificate of formation. In lieu of the vote required under Section 21.364 of the TBOC, and subject to any other vote required by the amended and restated certificate of formation, the affirmative vote of shareholders holding at least a majority of the voting power of all outstanding shares of capital stock entitled to vote, voting together as a single class, will be required to amend, alter, repeal or adopt any provision of Spinco’s amended and restated certificate of formation. The amended and restated bylaws will provide that Spinco’s amended and restated bylaws, or any of them, may be altered, amended, or repealed, and new bylaws may be adopted, (i) by the Spinco Board of Directors, unless the amended and restated certificate of formation or the laws of the State of Texas reserve the power exclusively to the shareholders in whole or in part, or the shareholders, in amending, repealing or adopting a particular bylaw, expressly provide that the Spinco Board of Directors may not amend or repeal such bylaw, or (ii) by the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote thereon, even though the bylaws may also be amended, repealed or adopted by the Spinco Board of Directors.

Exclusive Forum and Waiver of Jury Trial

Spinco’s amended and restated certificate of formation will provide that, unless Spinco consents in writing to the selection of an alternative forum, the Texas Business Court in the Third Business Court Division of the State of Texas (the “Austin Business Court”) will be the sole and exclusive forum for (i) any derivative action or proceeding brought on Spinco’s behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or shareholder of Spinco to Spinco or the Spinco’s shareholders, (iii) any action asserting a claim against Spinco or any of Spinco’s current or former directors, officers, employees, or shareholders arising pursuant to any provision of the TBOC, or Spinco’s amended and restated certificate of formation or Spinco’s amended and restated bylaws, (iv) any action asserting a claim against Spinco or any of Spinco’s directors, officers, employees or shareholders governed by the internal affairs doctrine, (v) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (vi) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction. If the Austin Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the forum will be the Texas Business Court in the First Business Court Division of the State of Texas (the “Dallas Business Court”), and if the Dallas Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division, and if that court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the state district court of Travis County, Texas. Spinco’s amended and restated certificate of formation will also provide that, unless Spinco consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will, to the fullest extent permitted by law, be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.

Spinco’s amended and restated certificate of formation also contains a waiver of jury trial providing that: TO THE FULLEST EXTENT PERMITTED BY THE TBOC, UNLESS THE CORPORATION CONSENTS IN

WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, OFFICER AND EMPLOYEE OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THIS AMENDED AND RESTATED CERTIFICATE OF FORMATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS. Under Texas law, a party in a civil case generally has a right to a jury trial to determine questions of fact if the party timely demands a jury and pays the jury fee, but a corporation may include a waiver of jury trial in its governing documents.

Moreover, Section 27 of the Exchange Act creates exclusive federal jurisdiction over all claims brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder and Spinco’s amended and restated certificate of formation will provide that the exclusive forum provision does not apply to suits brought to enforce any duty or liability created by the Exchange Act. Accordingly, actions by Spinco’s shareholders to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder must be brought in federal court.

Spinco’s amended and restated certificate of formation will also provide that any person or entity purchasing or otherwise acquiring any interest in any security of Spinco will be deemed to have notice of and to have consented to the foregoing provisions; provided, however, that shareholders will not be deemed to have waived Spinco’s compliance with the federal securities laws and the rules and regulations thereunder. Spinco recognizes that the forum selection clause in Spinco’s amended and restated certificate of formation may impose additional litigation costs on shareholders in pursuing any such claims, particularly if the shareholders do not reside in or near the State of Texas. Additionally, the forum selection clause in Spinco’s amended and restated certificate of formation may limit the ability of Spinco’s shareholders to bring a claim in a forum that they find favorable for disputes with Spinco or Spinco’s directors, officers, employees, or agents, which may discourage such lawsuits against Spinco and Spinco’s directors, officers, employees, and agents even though an action, if successful, might benefit Spinco’s shareholders. The Texas Business Court may also reach different judgments or results than would other courts, including courts where a shareholder considering an action may be located or would otherwise choose to bring the action, and such judgments may be more or less favorable to Spinco than Spinco’s shareholders. The Texas Business Court was recently established as a specialized trial court created to resolve certain complex business disputes, and a meaningful body of case law interpreting the recent amendments to the TBOC has not yet developed.

For more information on the risks associated with Spinco’s choice of forum provision, see “Risk Factors—Spinco’s amended and restated certificate of formation will contain an exclusive forum provision, and a waiver of the right to trial by jury for any “internal entity claim,” that could limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder believes is favorable for such disputes and may discourage lawsuits against Spinco and any of Spinco’s directors, officers, or other employees.”

Limitations on Director and Officer Liability

Under the TBOC, a corporation may indemnify and advance expenses to a person who is or was a director or officer, and must indemnify an officer to the same extent that indemnification is required under the TBOC for a director. If, however, the director or officer is found liable to the corporation or is found liable on the basis that such director or officer received an improper personal benefit, indemnification is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. In addition, no indemnification will be available if a director or officer is found liable for (1) willful or intentional misconduct in the performance of the person’s duty to the corporation, (2) breach of the person’s duty of loyalty owed to the corporation, or (3) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation. Under the provisions of Spinco’s amended and restated certificate of formation and bylaws, each of Spinco’s directors and officers will, subject to certain limitations, be indemnified by Spinco as of right to the fullest extent permitted by law, and advancement of expenses is available upon delivery of a written undertaking to repay all amounts advanced if it is ultimately determined that the indemnified person is not entitled to indemnification and a written affirmation of the person’s good faith belief that he or she has met the standard of conduct necessary for indemnification. To the extent required by the TBOC, no later than one year from the date Spinco indemnifies or advances expenses to a director or officer, Spinco must give a written report of such indemnification or advancement to its shareholders, which report must be made with or before the notice or waiver of notice of the next shareholders’ meeting or the next submission to shareholders of a written consent without a meeting.

In addition, the TBOC permits a Texas corporation to limit or eliminate the personal liability of directors and officers to the corporation and its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. The TBOC does not permit any limitation of the liability of a director or officer for (1) a breach of the duty of loyalty to the corporation or its shareholders, (2) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law, (3) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties, or (4) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute. Spinco’s amended and restated certificate of formation will contain such a director exculpation provision.

The limitation of liability and indemnification provisions that will be in Spinco’s amended and restated certificate of formation and bylaws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against Spinco’s directors and officers, even though such an action, if successful, might otherwise benefit Spinco and Spinco’s shareholders. However, these provisions will not limit or eliminate Spinco’s rights, or those of any shareholders, to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s duty of care. The provisions will not alter the liability of directors under the federal securities laws.

Sale of Unregistered Securities

Not applicable.

Transfer Agent and Registrar

We expect that the transfer agent and registrar for the shares of Spinco common stock will be Computershare Trust Company, N.A. The transfer agent and registrar’s address is 1505 Energy Park Drive, St. Paul, MN 55108.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Certain directors and executive officers of Spinco and Flex may have interests in the Separation and Distribution that may be different from, or in addition to, the interests of Spinco shareholders and Flex shareholders generally. The Spinco Board of Directors and the Flex Board of Directors were aware of and considered these interests, among other matters, in deciding to approve the terms of the Separation and Distribution.

Directors and executive officers of Flex who own Flex ordinary shares and who either will be directors or executive officers of Spinco or will remain directors or executive officers of Flex following the Spin-Off will participate in the Distribution on the same terms as other Flex shareholders.

Additionally, certain current directors of Flex, including Ms. Advaithi, Mr. Watkins, Michael E. Hurlston, Charles K. Stevens III and Maryrose Sylvester, will transfer to Spinco and serve as directors of Spinco following the Spin-Off.

Ms. Advaithi, who is expected to serve as Spinco’s Chief Executive Officer and as one of Spinco’s directors following the Spin-Off, is also expected to fill a transitional role as the non-executive chair of the Flex Board of Directors for a transitional period not to exceed 24 months following the Distribution. For information on the risks associated with Ms. Advaithi serving in multiple roles following the Separation and Distribution, see “Risk Factors—Ms. Advaithi will serve as Spinco’s Chief Executive Officer and as one of Spinco’s directors as well as the chair of the Flex Board of Directors, and certain of Spinco’s directors and executive officers will continue to own shares of Flex, which overlap may give rise to conflicts of interest.”

Additionally, as discussed above in “Compensation Discussion and Analysis of Axiom,” certain current executive officers of Flex will transfer to Spinco and serve as executive officers of Spinco following the Spin-Off. Such executive officers include Ms. Advaithi, who currently serves as the Chief Executive Officer of Flex and is expected to serve as Spinco’s Chief Executive Officer; Mr. Krumm, who currently serves as the Chief Financial Officer of Flex and is expected to serve as Spinco’s Chief Financial Officer; and Mr. Offer, who currently serves as Executive Vice President and General Counsel of Flex and is expected to serve as Spinco’s Chief Legal Officer.

Additional Flex personnel will also serve as executive officers of Spinco following the Spin-Off, including Mr. Campbell (Chief Commercial Officer), Mr. Jansson (President, Embedded Power), Mr. Hoover (President, Critical Power), and Mr. Tan (Chief Operating Officer). See “Axiom Management” for complete biographies.

Flex individuals who will be executive officers of Spinco and Flex individuals who will remain executive officers of Flex following the Spin-Off currently hold Flex equity awards. As discussed above under “Compensation Discussion and Analysis of Axiom—Treatment of Outstanding Equity Awards at the Time of the Spin-Off,” in connection with the Spin-Off, each Spinco executive officer or director who holds a Flex equity award outstanding at the effective time of the Spin-Off will receive, in substitution for such Flex equity award, a Spinco equity award relating to shares of Spinco common stock, adjusted with the intent to maintain the economic value of those awards before and after the Spin-Off. Additionally, each Flex equity award held by a Flex executive officer or director who will remain at Flex following the Spin-Off will be adjusted in a similar manner to awards held by Spinco executive officers or directors, except that such awards will continue to relate to Flex ordinary shares after the Spin-Off. For Flex equity awards that were subject to solely time-based vesting conditions, the terms of the equity awards, including applicable vesting schedules, will generally remain unchanged for both Spinco and Flex executive officers and directors. For Flex performance-based awards with in-progress performance periods at the effective time of the Spin-Off, performance conditions will be adjusted for both Spinco and Flex executive officers and directors, as described in more detail above under “Compensation Discussion and Analysis of Axiom—Treatment of Outstanding Equity Awards at the Time of the Spin-Off.”

Further, Flex individuals who will be executive officers of Spinco and Flex individuals who will remain executive officers of Flex following the Spin-Off currently hold Flex annual incentive awards. As described in more detail above under “Compensation Discussion and Analysis of Axiom—Treatment of Incentive Bonus Awards,” performance for the year in which the Spin-Off occurs will be banked as of the effective date of the Spin-Off, and any incentive bonus amount attributable to the period following the Spin-Off through the remainder of the performance period will be determined by Spinco for executive officers of Spinco and by Flex for executive officers of Flex. The executive officers will receive annual incentive payments from Spinco or Flex, as applicable, based on achievement of the performance goals for the full 12-month performance period, subject to continued employment through the applicable payment date.

Additionally, certain current directors of Flex, including Ms. Advaithi, Mr. Watkins and potentially other Flex directors, will transfer to Spinco and serve as directors of Spinco following the Spin-Off. In addition, Spinco will enter into offer letters with Flex non-employee directors who are transferring to the Spinco Board, pursuant to which Spinco will pay such non-employee directors annual fees and grant initial and annual equity awards under Spinco’s non-employee director compensation program, which is expected to be substantially similar to Flex’s current non-employee director compensation program. See “Director Compensation of Axiom” for more information on the expected non-employee director compensation program for Spinco’s directors.

Except as described above, no executive officers or directors of Flex or Spinco will receive any new equity awards or other additional compensation in connection with the Spin-Off.

As of September 24, 2026, each director and executive officer of Spinco and Flex beneficially owned less than 1% of the outstanding Spinco common stock and also beneficially owned less than 1% of the outstanding Flex ordinary shares. For a discussion of directors and officers owning both Spinco and Flex voting securities, see the section titled “Security Ownership of Certain Beneficial Owners and Management of Axiom” beginning on page 248.

PROPOSAL 1: APPROVAL OF THE CAPITALIZATION OF RESERVE ACCOUNTS AND PROFIT AND LOSS ACCOUNTS OR OTHERWISE AVAILABLE FOR DISTRIBUTION IN CONNECTION WITH BONUS ISSUANCE OF ORDINARY SHARES

Under Singapore law, the amount returned to Flex shareholders in the Capital Reduction must form part of Flex’s share capital. To permit the Capital Reduction, Flex will therefore first capitalize a portion of its reserve accounts or profit and loss account or otherwise available for distribution in an amount which, together with its existing share capital, is at least sufficient to support the Capital Reduction.

Under Singapore law, a company may capitalize its reserve accounts or profit and loss account or otherwise available for distribution and apply such capitalized amount in payment for additional shares, which may then be allotted and issued, to its shareholders, credited as fully paid, in a transaction commonly referred to as a “bonus issuance.” The Capitalization will be effected by applying the Capitalization Amount in paying up the Bonus Shares.

The Bonus Issuance Proposal would authorize Flex to issue one (1) Bonus Share for every one (1) existing Flex ordinary share held by each Flex shareholder of record as of the Record Date.

If the Board exercises its authority to allot and issue the Bonus Shares, then each Flex shareholder of record as of the Record Date would receive an additional one (1) Bonus Share for every existing one (1) Flex ordinary share held by such shareholder as of the Record Date. The Bonus Shares, if and when allotted and issued, would rank pari passu in all respects with the existing Shares, and would have identical rights. For the avoidance of doubt, although Bonus Shares will be allotted and issued to Flex shareholders of record on the Record Date, they will be cancelled pursuant to the Capital Reduction, which will be inter-conditional upon and which will take effect immediately following the Bonus Issuance. Flex shareholders will accordingly hold the same number of Flex ordinary shares after the Capital Reduction as immediately before the Bonus Issuance and will not retain any additional Flex ordinary shares as a result of the Bonus Issuance and the Capital Reduction.

An amount of up to USD5,500,000,000, with the exact amount in SGD to be determined by any Director of the Company or any Authorized Officer with reference to the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the Capitalization from the Company’s reserve accounts or profit and loss account or otherwise available for distribution (as the case may be), would be capitalized and applied in paying up in full the Bonus Shares to be issued. Accordingly, the amount of the issued and paid up share capital of the Company would increase by up to USD5,500,000,000, with the exact amount in SGD to be determined by any Director of the Company or any Authorized Officer with reference to the USD:SGD exchange rate quoted on the website of the Monetary Authority of Singapore immediately before the Capitalization after the allotment and issuance of the Bonus Shares.

The Flex Board of Directors has directed that the Bonus Issuance Proposal be submitted to Flex shareholders for approval and recommended that Flex shareholders approve the Bonus Issuance Proposal.

If approved by Flex shareholders, Flex will implement the Bonus Issuance Proposal in accordance with its terms and applicable law. This resolution does not vary, rescind or override the general authorization for the Board of Directors to allot and issue ordinary shares passed vide Ordinary Resolution No. 4 at the Annual General Meeting of the Company held on August 5, 2026 (the “Share Issue Mandate”). The Share Issue Mandate remains intact for the purposes stated therein. This proposal is a specific and separate authority sought to empower Directors to allot and issue the Bonus Shares, which does not affect the Share Issue Mandate.

The resolutions relating to the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal are inter-conditional upon one another. If:

(i)	the Bonus Issuance Proposal fails to receive the affirmative vote of the holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting; or

(ii)

the Capital Reduction and Distribution Proposal fails to receive the affirmative vote of the holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting, the Bonus Issuance will not be effected, the Capital Reduction and the Distribution will not be effected and the Separation and Distribution will not be completed. Abstentions, if any, will have no effect.

☐ The Board recommends a vote “FOR” the Bonus Issuance Proposal.

PROPOSAL 2: APPROVAL OF THE CAPITAL REDUCTION AND THE DISTRIBUTION

The Distribution by way of the Capital Reduction must be made in accordance with, and in a manner prescribed by, the Singapore Companies Act, Flex’s Constitution and such other laws and regulations as may apply from time to time.

The Singapore Companies Act and Flex’s Constitution require that Flex obtain shareholder approval of such distribution in specie. Accordingly, the Flex Board of Directors has directed that the Capital Reduction and Distribution Proposal be submitted to Flex shareholders for approval and recommended that Flex shareholders approve the Capital Reduction and Distribution Proposal.

If approved by Flex shareholders, the Distribution will be effected by way of a court-approved capital reduction under the Singapore Companies Act. For additional information regarding the Separation and Distribution, see the section titled “The Separation and Distribution” beginning on page 112.

The resolutions relating to the Bonus Issuance Proposal and the Capital Reduction and Distribution Proposal are inter-conditional upon one another. If

(i)	the Bonus Issuance Proposal fails to receive the affirmative vote of the holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting; or

(ii)

the Capital Reduction and Distribution Proposal fails to receive the affirmative vote of the holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting, the Bonus Issuance will not be effected, the Capital Reduction and the Distribution will not be effected and the Separation and Distribution will not be completed. Abstentions, if any, will have no effect.

☑ The Board recommends a vote “FOR” the Capital Reduction and Distribution Proposal.

PROPOSAL 3: APPROVAL OF THE ANNUAL CASH COMPENSATION PAYABLE TO THE LEAD INDEPENDENT DIRECTOR

Upon completion of the Spin-Off, the Company’s current CEO, Revathi Advaithi, is expected to transition to the role of non-executive chair of the Flex Board of Directors, where due to her immediately prior service as CEO, she will not be independent. In support of strong governance, the Flex Board of Directors has determined that it is appropriate to appoint a Lead Independent Director to ensure continued robust independent oversight of the Flex Board of Directors.

The Nominating, Governance and Public Responsibility Committee of the Flex Board of Directors, with the assistance of its independent compensation consultant, FW Cook, conducted a review of market practices for Lead Independent Director compensation among Flex’s established peer group of companies. Such committee reviewed, among other things, the additional responsibilities and time commitment associated with the Lead Independent Director role, including presiding at executive sessions of the independent directors, serving as the principal liaison between the independent directors and the Chair of the Flex Board of Directors, as well as the CEO of the Company, providing input on board meeting agendas, and such other duties as may be set forth in the Company’s Guidelines with Regards to Certain Governance Matters.

Based on this review and analysis, the Nominating, Governance and Public Responsibility Committee of the Flex Board of Directors recommended, and the Flex Board of Directors approved, subject to Flex shareholders’ approval of the LID Compensation Proposal, an additional annual cash compensation of $50,000 payable to the Lead Independent Director for services rendered in that capacity.

Under the Singapore Companies Act, Flex may provide cash compensation to its directors for services rendered in their capacity as directors only with the prior approval of the Flex shareholders. The Flex Board of Directors believes that it is advisable and in the best interests of the Company for Flex shareholders to authorize the Company to provide to the Lead Independent Director additional annual cash compensation of $50,000 for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Flex Board of Directors for services rendered as a director and for service on any committees of the Flex Board of Directors, including service as chair of any such committees of the Flex Board of Directors.

The Flex Board of Directors is not seeking any other changes to the cash compensation payable to Flex’s non-employee directors pursuant to the LID Compensation Proposal. The current cash compensation arrangements for Flex’s non-employee directors were previously approved by Flex shareholders at the 2007, 2009, 2011, 2014 and 2017 annual general meetings of the Company.

The LID Compensation Proposal, if passed, would allow the Lead Independent Director to elect whether to receive his or her compensation in the form of Company shares, cash, or a combination thereof. In addition, the LID Compensation Proposal, if passed, is without prejudice to the cash compensation payable to directors of Flex (including each committee chairman) for services rendered as a director and participation on any committees of the Flex Board of Directors previously approved by Flex shareholders.

The Flex Board of Directors believes that the authorization being sought by the LID Compensation Proposal will benefit Flex shareholders by enabling the Company to attract and retain a qualified individual to serve as Lead Independent Director of the Flex Board of Directors and to provide independent leadership and oversight for the Company with the goal of enhancing long-term value for Flex shareholders.

For additional information about the cash and equity compensation paid to Flex’s non-employee directors and the Chair of the Flex Board of Directors, including compensation paid for the fiscal year ended March 31, 2026, please see the section entitled “Fiscal Year 2026 Non-Employee Directors’ Compensation” included in the Company’s definitive proxy statement for the 2026 Annual General Meeting of Shareholders, which was filed with the SEC on June 24, 2026.

☑ The Board recommends a vote “FOR” the LID Compensation Proposal.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Spinco has filed the Axiom Form 10 with the SEC with respect to shares of Spinco common stock being distributed in the separation as contemplated by this proxy statement. This proxy statement does not contain all of the information set forth in the Axiom Form 10 and the exhibits to the Axiom Form 10. For further information about Spinco, please refer to the Axiom Form 10, including its exhibits. Statements made in this proxy statement relating to any contract or other document are not necessarily complete, and you should refer to the exhibits attached to the Axiom Form 10 for the full text of the actual contract or document. You may review a copy of the Axiom Form 10, including its exhibits, on the Internet website maintained by the SEC at www.sec.gov. Information contained on any website referenced in this proxy statement is not incorporated by reference into this proxy statement.

Information contained on, or connected to, any website referred to in this proxy statement does not and will not constitute a part of this proxy statement or the Axiom Form 10.

After the separation, Spinco will become subject to the information and reporting requirements of the Exchange Act, and, in accordance with the Exchange Act, Spinco will file periodic reports, proxy statements, and other information with the SEC. Spinco’s future filings will be available from the SEC as described above.

COMBINED FINANCIAL STATEMENTS

Index To Combined Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Flex Ltd., Archer SpinCo, Inc.

Opinion on the Financial Statements

We have audited the accompanying combined balance sheets of Archer SpinCo, Inc. (the “Company”) as of March 31, 2026 and 2025, the related combined statements of operations, comprehensive income, equity, and cash flows, for each of the three years in the period ended March 31, 2026, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2026 and 2025, and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of a Matter

As described in Note 1 to the financial statements, the accompanying combined financial statements have been derived from the historical accounting records maintained by Flex Ltd. as if the operations of the Company had been conducted independently from Flex Ltd. and were prepared on a stand-alone basis in accordance with accounting principles generally accepted in the United States of America. These financial statements may not be indicative of what they would have been had the Company operated as an independent, stand-alone entity.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Revenue – Variable Consideration and Associated Customer-Related Accruals for Pricing Adjustments — Refer to Notes 2 and 4 to the Combined Financial Statements

Critical Audit Matter Description

Certain of the Company’s customer agreements include potential price adjustments which may result in variable consideration. These price adjustments include, but are not limited to, sharing of cost savings, committed price reductions, purchase price variances earned over the period that are contractually required to be paid to the customers, rebates, refunds tied to performance metrics such as on-time delivery, and other periodic pricing resets that may be refundable to customers. The Company estimates the variable consideration related to these price adjustments as part of the total transaction price and recognizes revenue in accordance with the pattern applicable to the performance obligation, subject to a constraint. The Company constrains the amount of revenue recognized for these contractual provisions based on its best estimate of the amount which will not result in a significant reversal of revenue in a future period. The Company determines the amounts to be recognized based on the amount of potential refunds required by the contract, historical experience and other surrounding facts and circumstances. These potential price adjustments are included as part of other current liabilities on the combined balance sheet and disclosed as part of customer-related accruals.

We identified the estimation of variable consideration and the associated customer-related accruals for pricing adjustments as a critical audit matter due to the judgments necessary to determine variable consideration and reassess the variable consideration in subsequent periods for pricing adjustments. This required extensive audit effort and a higher degree of auditor judgment when performing audit procedures to evaluate the reasonableness of the variable consideration and associated customer-related accruals for pricing adjustments.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to variable consideration and associated customer-related accruals for pricing adjustments included the following, among others:

•	We evaluated the Company’s accounting policy with respect to variable consideration, as well as its process for identifying contracts that include potential price adjustment clauses.

•	We selected a sample of contracts with customers that included potential price adjustment clauses and performed the following:

•

We read the customer contracts to develop an understanding of clauses that could give rise to variable consideration and evaluated whether the Company’s accounting conclusions with respect to those clauses were reasonable.

•

We obtained and tested the mathematical accuracy of the Company’s calculations of customer-related accruals and evaluated the Company’s judgments regarding the amount of variable consideration that should be deferred and the related adjustments recorded to customer-related accruals. In making this evaluation, we considered both the terms included in the customer contract and the Company’s historical experience in settling amounts with the customer.

/s/ DELOITTE & TOUCHE LLP

San Jose, California

July 8, 2026

We have served as the Company’s auditor since 2026.

COMBINED BALANCE SHEETS

	As of March 31,
	2026	2025
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$7	$24
Accounts receivable, net of allowance for credit losses	1,336	635
Contract assets	257	87
Inventories	1,598	1,166
Customer-controlled inventory	1,000	207
Other current assets	290	93

Total current assets	4,488	2,212
Property and equipment, net	568	246
Operating lease right-of-use assets, net	186	80
Goodwill	498	490
Intangible assets, net	259	303
Other non-current assets	33	12

Total assets	$6,032	$3,343

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$3,279	$1,297
Accrued payroll and benefits	130	83
Deferred revenue and customer working capital advances	212	217
Other current liabilities	223	118

Total current liabilities	3,844	1,715
Operating lease liabilities, non-current	166	70
Other non-current liabilities	59	39

Total liabilities	$4,069	$1,824
Commitments and contingencies (Note 8)
Equity
Net Parent Investment	$1,948	$1,513
Accumulated other comprehensive income	15	6

Total equity	1,963	1,519

Total liabilities and equity	$6,032	$3,343

The accompanying notes are an integral part of these combined financial statements.

COMBINED STATEMENTS OF OPERATIONS

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Net sales	$6,614	$4,799	$3,244
Cost of sales	5,831	4,176	2,843

Gross profit	783	623	401
Selling, general and administrative expenses	253	184	123
Intangible amortization	50	36	32

Operating income	480	403	246
Interest expense	5	6	4
Other charges (income), net	(7)	8	(1)

Income from operations before income taxes	482	389	243
Provision for income taxes	69	69	61

Net income	$413	$320	$182

The accompanying notes are an integral part of these combined financial statements.

COMBINED STATEMENTS OF COMPREHENSIVE INCOME

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Net income	$413	$320	$182
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	9	(4)	(3)

Comprehensive income	$422	$316	$179

The accompanying notes are an integral part of these combined financial statements.

COMBINED STATEMENTS OF EQUITY

	Net Parent Investment	Accumulated Other Comprehensive Income (Loss)	Total Equity
	(In millions)
BALANCE AT APRIL 1, 2023	$838	$(1)	$837
Net income	182	—	182
Other comprehensive income (loss), net of tax	—	3	3
Net transfers (to) Parent	(145)	—	(145)

BALANCE AT MARCH 31, 2024	875	2	877
Net income	320	—	320
Other comprehensive income (loss), net of tax	—	4	4
Net transfers from Parent	318	—	318

BALANCE AT MARCH 31, 2025	1,513	6	1,519

Net income	413	—	413
Other comprehensive income (loss), net of tax	—	9	9
Net transfers from Parent	22	—	22

BALANCE AT MARCH 31, 2026	$1,948	$15	$1,963

The accompanying notes are an integral part of these combined financial statements.

COMBINED STATEMENTS OF CASH FLOWS

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Cash flows from operating activities:
Net income	$413	$320	$182
Adjustments to reconcile net income to net cash provided (used in) by operating activities:
Depreciation	62	40	26
Amortization	50	36	32
Other non-cash (income) / expense	1	—	—
Non-cash lease expense	42	16	13
Stock-based compensation	33	23	14
Deferred income taxes	(19)	(23)	12
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(692)	(277)	(6)
Contract assets	(159)	(32)	(25)
Inventories	(415)	(353)	(3)
Customer-controlled inventory	(793)	(130)	(22)
Other current and noncurrent assets	(199)	(58)	(6)
Accounts payable	1,947	570	103
Other current and noncurrent liabilities	140	43	(78)

Net cash provided by operating activities	411	175	242

Cash flows from investing activities:
Purchases of property and equipment	(238)	(104)	(78)
Proceeds from the disposition of property and equipment	1	6	7
Acquisitions of businesses, net of cash acquired	(40)	(347)	—

Net cash (used in) investing activities	(277)	(445)	(71)

Cash flows from financing activities:
Net transfers from (to) Parent	(151)	281	(167)

Net cash provided by (used in) financing activities	(151)	281	(167)

Effect of exchange rates on cash	—	—	—
Net increase (decrease) in cash and cash equivalents	(17)	11	4
Cash and cash equivalents, beginning of year	24	13	9

Cash and cash equivalents, end of year	$7	$24	$13

The accompanying notes are an integral part of these combined financial statements.

NOTES TO THE COMBINED FINANCIAL STATEMENTS

1. ORGANIZATION OF THE COMPANY

On May 5, 2026, Flex Ltd (‘‘Flex’’ or “Parent”) announced its plan to separate its businesses into two distinct, publicly traded companies (the “Separation”). Under the plan, Flex would execute a tax-free spinoff (the “Spin-Off”) to Flex shareholders of its Cloud & Power Infrastructure business (“Spinco,” the “Company,” “we,” or “our”). Flex expects the transaction to be completed in the first half of calendar year 2027. The separation will be effected through a pro rata distribution of between approximately 88.0% to 94.0% of the outstanding shares of common stock of Spinco to Flex’s shareowners, with each Flex shareowner receiving shares of Spinco in proportion to their ownership of Flex common stock, in a transaction intended to be tax-free for U.S. federal income tax purposes. The separation, Spin-Off and listing remain subject to final approval of Flex’s Board of Directors, our shareholders, and the High Court of the Republic of Singapore. There can be no assurances that a separation, spin-off or listing will occur.

Spinco is a global provider of end-to-end power and thermal management products and integrated infrastructure systems serving AI data centers and mission-critical applications. Through its critical power and electrical infrastructure portfolio, Spinco delivers electrification solutions that enable the efficient generation, distribution, and management of power. Deep expertise across critical power infrastructure, embedded and distributed power systems, power electronics, electrified architectures, advanced cooling, and compute integration allows Spinco to deliver coordinated system-level solutions designed to replace fragmented, multi-vendor approaches.

Spinco operates and reports its financial performance through two segments: (i) Power and (ii) Cloud & Cooling. The Power segment historically operated in Flex’s Industrial business unit and was presented within the results of the Reliability segment. Furthermore, the Cloud & Cooling segment historically operated in Flex’s Communications, Enterprise, & Cloud business unit and was presented within the results of the Agility segment. The Power and Cloud & Cooling segments are aligned with the end markets that the Company serves:

(i) Power is comprised of Critical Power and Embedded Power. These offerings address utility and facility-level power intake and distribution, as well as rack- and board-level power delivery. This segment supports grid modernization and related power infrastructure applications.

(ii) Cloud & Cooling includes IT Hardware and Cooling. This segment provides rack-scale integration and advanced liquid cooling solutions designed to support high-density deployments.

2. SUMMARY OF ACCOUNTING POLICIES

Basis of Presentation

These combined financial statements have been derived from the consolidated financial statements and accounting records of Flex Ltd. These combined financial statements reflect the combined historical results of operations, financial position and cash flows of the Company for the periods presented as historically operated within Flex in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”). The combined financial statements may not be indicative of the Company’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as an independent company during the periods presented. Actual costs would depend on a number of factors, including the chosen organization structure, what functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Accordingly, the Company has determined that it is not practicable to estimate the actual costs that would have been incurred had it operated as a standalone company during those periods.

All intracompany transactions have been eliminated. Intercompany transactions between Spinco and Flex are deemed to have settled immediately through Net Parent Investment. The net effect of deemed settled transactions is reflected in the combined statements of cash flows as a financing activity and in the combined balance sheets as net parent investment. Historically, Flex provided certain corporate support functions to the Company. The cost of such services were allocated to the Company based on direct usage when identifiable, with the remainder allocated on the basis of revenue, expenses, headcount or other relevant metrics. These costs are deemed settled in cash by Spinco to Flex in the period in which the costs were recorded within cost of sales or selling, general and administrative expenses in the combined statement of operations. Refer to Note 12 for additional information. Flex believes the basis on which the expenses have been allocated are a reasonable reflection of the utilization of services provided to, or the benefit received by, Spinco during the periods presented; however, they may not be indicative of actual expense that would have been incurred had the Company been operating as a standalone company for the periods presented. Going forward, the Company may perform these functions using its own resources or outsourced services. For an interim period, however, some of these functions may continue to be provided between Flex and the Company under a Transition Services Agreement following the separation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Estimates are based on several factors, including the facts and circumstances available at the time the estimates are made, historical experience, risk of loss, general economic conditions and trends, and the assessment of the probable future outcome. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically, and the effects of changes, if any, are reflected in the Combined Statements of Operations in the period in which they are determined.

Translation of Foreign Currencies

The financial position and results of the operations for certain of the Company’s subsidiaries are measured using a currency other than the U.S. dollar as their functional currency. Accordingly, all assets and liabilities are translated into U.S. dollars at the current exchange rates as of the respective balance sheet dates. Revenue and expense items are translated at the average exchange rates prevailing during the period. Cumulative gains and losses from these translations are reported as other comprehensive income (loss), a component of equity. Foreign exchange gains and losses arising from transactions denominated in a currency other than the functional currency of the entity involved, and re-measurement adjustments for foreign operations where the U.S. dollar is the functional currency, are included in the Company’s combined results of operations. Non-functional currency transaction gains and losses, and re-measurement adjustments were not material to the Company’s combined results of operations for all periods presented, and have been classified as a component of other charges (income), net in the combined statements of operations.

Revenue Recognition

In determining the appropriate amount of revenue to recognize, the Company applies the following steps: (i) identifies the contracts with the customers; (ii) identifies performance obligations in the contracts; (iii) determines the transaction price; (iv) allocates the transaction price to the performance obligations per the contracts; and (v) recognizes revenue when (or as) the Company satisfies a performance obligation. Further, the Company assesses whether control of the products or services promised under the contract is transferred to the customer at a point in time (“PIT”) or over time (“OT”). The Company is first required to evaluate whether its contracts meet the criteria for OT recognition. For certain contracts the Company has determined that for a portion of its contracts the Company is manufacturing products for which there is no alternative use (due to the unique nature of the customer-specific product and intellectual property restrictions) and the Company has an enforceable right to payment including a reasonable profit for work-in-progress inventory with respect to these contracts. For certain other contracts, the Company’s performance creates and enhances an asset that the customer controls as the Company performs under the contract. As a result, revenue is recognized under these contracts OT based on the cost-to-cost method as it best depicts the transfer of control to the customer measured based on the ratio of costs incurred to date as compared to the total estimated costs at completion of the performance obligation. For all other contracts that do not meet these criteria, the Company recognizes revenue when it has transferred control of the related manufactured products which generally occurs upon delivery and passage of title to the customer. Service contract revenue is recognized on an over time basis using the output method. Certain of the Company’s customer agreements include potential price adjustments which may result in variable consideration. These price adjustments include, but are not limited to, sharing of cost savings, committed price reductions, purchase price variances earned over the period that are contractually required to be paid to the customers, rebates, refunds tied to performance metrics such as on-time delivery, and other periodic pricing resets that may be refundable to customers. The Company recognizes estimates of this variable consideration that are not expected to result in a significant revenue reversal in the future, primarily based on the amount of potential refunds required by the contract, historical experience and other surrounding facts and circumstances. Certain of the Company’s customer contracts involve buy-sell arrangements in which the Company purchases raw materials from customers or their affiliates at the direction of the customer for use in manufacturing or service activities. Payments made to customers in these arrangements are accounted for as consideration payable to a customer and are recorded as a reduction of the transaction price, and therefore, recorded on a net sales basis. Finished goods billings related to these products are reported net of the associated material cost in net sales in the combined statements of operations. Refer to note 4 “Revenue” for further details.

Government Incentives and Grants

The Company receives incentives from federal, state and local governments in different regions of the world that primarily encourage the Company to establish, maintain, or increase investment, employment, or production in the regions. The Company accounts for government incentives as a reduction in the cost of the capital investment or a reduction of expense, based on the substance of the incentives received. Benefits are generally recorded when all conditions attached to the incentive have been met and there is reasonable assurance of receipt. The Company records capital-related incentives as a reduction to Property and equipment, net on the combined balance sheets and recognizes a reduction to depreciation and amortization expenses over the useful life of the corresponding acquired asset. The Company records operating grants as a reduction to expense in the same line item on the combined statements of operations as the expenditure for which the grant is intended to compensate. Government incentives and grant transactions are not material to the Company’s financial position, results of operations or cash flows.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk are primarily accounts receivable and cash and cash equivalents.

Customer Credit Risk

The Company has an established customer credit policy, through which it manages customer credit exposures through credit evaluations, credit limit setting, monitoring, and enforcement of credit limits for new and existing customers. The Company performs ongoing credit evaluations of its customers’ financial condition and makes provisions for credit losses based on the outcome of those credit evaluations. The Company evaluates the collectability of its accounts receivable based on specific customer circumstances, current economic trends, historical experience with collections and the age of past due receivables. To the extent the Company identifies exposures as a result of credit or customer evaluations, the Company also reviews other customer related exposures, including but not limited to inventory and related contractual obligations.

The Company’s allowance for credit losses was zero as of March 31, 2026 and $1 million as of March 31, 2025.

A significant portion of our revenues are concentrated with a number of customers. The comparability of customer concentrations for the periods presented are impacted by the timing of customer initiatives, market trends, and other fluctuations in demand. Revenues from each customer that were greater than 10% of total revenues were as follows:

	Fiscal Year Ended March 31,
	2026		2025		2024
	(In millions)
Customer (a)	$2,236	34%	$1,889	39%	$840	26%
Customer (b)	2,015	30%	1,298	27%	1,117	34%

Revenues for customer (a) and customer (b) are reported in both the Cloud & Cooling and Power segments.

Total accounts receivables related to customers (a) and (b) amounted to 20% and 50% of total accounts receivables as of March 31, 2026 and 22% and 27% of total accounts receivables as of March 31, 2025, respectively.

Cash and Cash Equivalents

Cash and cash equivalents may include cash on hand, demand deposits and all highly liquid investments with original maturities at the time of purchase of three months or less. The Company maintains amounts on deposit at various financial institutions that may, at times, exceed federally insured limits. However, management periodically evaluates the creditworthiness of these institutions and has not experienced any losses on such deposits during the periods presented. The Company participates in Flex’s cash management and financing programs. The cash reflected on the combined balance sheet represents cash on hand at certain foreign and domestic locations which do not participate in Flex’s centralized cash management program and are specifically identifiable to the Business.

Inventories

Inventories are stated at the lower of cost (on a first-in, first-out basis) or net realizable value. The stated cost is comprised of direct materials, labor and overhead. The components of inventories, net of applicable lower of cost or net realizable value write-downs, were as follows:

	As of March 31,
	2026	2025
	(In millions)
Raw materials	$1,151	$772
Work-in-progress	225	198
Finished goods	222	196

	$1,598	$1,166

Customer-controlled inventories

Customer-controlled inventories consist of inventory subject to customer-specific contractual arrangements, including repurchase options and pass-through contracts, that is held at Spinco locations. Although the Company has purchased and may physically possess or manage such inventory, the Company does not control the inventory as the counterparty retains the ability to direct use of or, obtain substantially all of the remaining benefits from, the inventory due to contractual restrictions. Accordingly, customer-controlled inventories are excluded from inventories on the combined balance sheets and are presented separately.

Property and Equipment, Net

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are recognized on a straight-line basis over the estimated useful lives of the related assets, with the exception of building leasehold improvements, which are depreciated over the term of the lease, if shorter. Repairs and maintenance costs are expensed as incurred. Property and equipment is comprised of the following:

	Depreciable Life (In Years)	As of March 31,
		2026	2025
		(In millions)
Machinery and equipment	2 – 10	$390	$284
Buildings	30	186	68
Leasehold improvements	Shorter of lease term or useful life of the improvement	45	25
Furniture, fixtures, computer equipment and software, and other	3 – 7	23	16
Land	—	41	4
Construction-in-progress	—	181	44

		866	441
Accumulated depreciation and amortization		(298)	(195)

Property and equipment, net		$568	$246

Total depreciation expense associated with property and equipment was $62 million, $40 million and $26 million in fiscal years 2026, 2025 and 2024, respectively.

The Company reviews property and equipment for impairment at least annually and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of property and equipment is determined by comparing its carrying amount to the lowest level of identifiable projected undiscounted cash flows the property and equipment are expected to generate. An impairment loss is recognized when the carrying amount of property and equipment exceeds its fair value.

Income Taxes

Income taxes, as presented in the combined financial statements, attribute current and deferred income taxes of Flex to the Company’s standalone financial statements in a manner that is systematic, rational and consistent with the asset and liability method prescribed by Accounting Standard Codification (“ASC”) 740 Income Taxes. Accordingly, the Company’s income tax provision was prepared following the separate return method. The separate return method applies ASC 740 to the standalone financial statements of each member of the consolidated group as if the group members were separate taxpayers. As a result, actual transactions included in the consolidated financial statements of Flex may not be included in the separate combined financial statements of the Company. Similarly, the tax treatment of certain items reflected in the combined financial statements of the Company may not be reflected in the consolidated financial statements and tax returns of Flex. Therefore, items such as net operating losses, credit carryforwards and valuation allowances may exist in the standalone financial statements that may or may not exist in Flex’s consolidated financial statements. As such, the income taxes of the Company as presented in the combined financial statements may not be indicative of the income taxes that the Company will generate in the future.

The Company provides for income taxes in accordance with the asset and liability method of accounting for income taxes. Under this method, deferred income taxes are recognized for the tax consequences of temporary differences between the carrying amount and the tax basis of existing assets and liabilities by applying the applicable statutory tax rate to such differences. Additionally, the Company assesses whether each income tax position is “more likely than not” of being sustained on audit, including resolution of related appeals or litigation, if any. For each income tax position that meets the “more likely than not” recognition threshold, the Company would then assess the largest amount of tax benefit that is greater than 50% likely of being realized upon effective settlement with the tax authority.

Since the Company’s results are included in the Parent’s consolidated tax returns, payments to certain tax authorities are made by the Parent and not by the Company. For tax jurisdictions where the Company is included with the Parent in a consolidated tax filing, the Company does not maintain taxes payable to or from the Parent. The payments are deemed to be settled immediately with the legal entities paying the tax in the respective tax jurisdictions and are reflected in the combined statements of cash flows as net transfers from (to) Parent within financing activities and in the combined balance sheet as net parent investment.

Accounting for Business and Asset Acquisitions

The Company has strategically pursued business acquisitions. For acquisitions that meet the definition of a business under ASC 805 Business Combinations, the fair value of the net assets acquired and the results of the acquired businesses are included in the Company’s combined financial statements from the acquisition dates forward. The Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and results of operations during the reporting period. Estimates are used in accounting for, among other things, the fair value of acquired net operating assets, property and equipment, intangible assets and related deferred tax liabilities, useful lives of plant and equipment and amortizable lives for acquired intangible assets. Any excess of the purchase consideration over the fair value of the identified assets and liabilities acquired is recognized as goodwill and if the fair value of assets acquired and liabilities assumed exceeds the purchase consideration a gain on bargain purchase is recognized.

The Company estimates the preliminary fair value of acquired assets and liabilities as of the date of acquisition based on information available at that time. Contingent consideration is recorded at fair value as of the date of the acquisition with subsequent adjustments recorded in earnings. Changes to valuation allowances on acquired deferred tax assets are recognized in the provision for income taxes. The valuation of these tangible and identifiable intangible assets and liabilities is subject to further management review and may change materially between the preliminary allocation and end of the purchase price allocation period, which does not exceed a year from the acquisition date. Any changes in these estimates may have a material effect on the Company’s combined operating results or financial position.

Goodwill

The Company evaluates goodwill for impairment at the reporting unit level annually and in certain circumstances, such as a change in reporting units, or whenever there are indications that goodwill might be impaired. As of January 1, 2026, the Company performed a qualitative assessment of goodwill and determined that it was more likely than not that the fair value of each of its two reporting units exceeded its respective carrying amount; accordingly, no quantitative goodwill impairment test was required, and no goodwill impairment was recognized.

Recoverability of goodwill is measured at the reporting unit level by comparing the reporting unit’s carrying amount, including goodwill, to the fair value of the reporting unit, which typically is measured based upon, among other factors, market valuations, market multiples for comparable companies as well as a discounted cash flow analysis. Certain of these approaches use significant unobservable inputs, or Level 3 inputs, as defined by the fair value hierarchy and require management to make various judgmental assumptions about sales, operating margins, growth rates and discount rates which consider the Company’s budgets, business plans and economic projections, and are believed to reflect market participant views. Some of the inherent estimates and assumptions used in determining fair value of the reporting units are outside the control of management, including interest rates, cost of capital, tax rates, market EBITDA comparable and credit ratings. While the Company believes it has made reasonable estimates and assumptions to calculate the fair value of the reporting units, it is possible a material change could occur. If the actual results are not consistent with management’s estimates and assumptions used to calculate fair value, it could result in material impairments of the Company’s goodwill.

If the recorded value of the assets, including goodwill, and liabilities (“net book value”) of any reporting unit exceeds its fair value, an impairment loss may be required to be recognized.

The following table summarizes the activity in the Company’s goodwill during fiscal years 2026 and 2025:

	Cloud & Cooling	Power	Total
	(In millions)
Balance at March 31, 2024	$7	$282	$289
Acquisitions (1)	31	170	201

Balance at March 31, 2025	38	452	490
Acquisitions (2)	—	8	8

Balance at March 31, 2026	$38	$460	$498

(1)	Represents goodwill of $170 million from the Crown acquisition and $31 million from the JetCool acquisition. Refer to Note 10 for further details.
(2)	Represents goodwill of $8 million from the Bielsko Biala acquisition. Refer to Note 10 for further details.

Intangible Assets

The Company’s acquired intangible assets are subject to amortization over their estimated useful lives and are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an intangible asset may not be recoverable. An impairment loss is recognized when the carrying amount of an intangible asset exceeds its fair value. The Company reviewed the carrying value of its intangible assets as of March 31, 2026, and concluded that such amounts continued to be recoverable.

Intangible assets are comprised of customer-related intangible assets that include contractual agreements and customer relationships, and licenses and other intangible assets that are primarily comprised of trademarks, and developed technologies. Generally, both customer-related intangible assets and licenses and other intangible assets are amortized on a straight-line basis, over a period of up to 15 years. No residual value is estimated for any intangible assets. The fair value of the Company’s intangible assets purchased through business combinations is determined based on management’s estimates of cash flow and recoverability. During fiscal years 2026 and 2025, the total value of intangible assets increased by $2 million and $148 million, respectively, as a result of the Company’s acquisitions during the periods. Refer to note 10 for additional information.

The components of acquired intangible assets are as follows:

	As of March 31, 2026				As of March 31, 2025
	Weighted- Average Remaining Useful life (in Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In millions)
Intangible assets:
Customer-related intangibles	8.4	$224	$(84)	$140	$217	$(55)	$162
Licenses and other intangibles	6.0	193	(74)	119	206	(65)	141

Total		$417	$(158)	$259	$423	$(120)	$303

Total intangible asset amortization expense recognized in operations during fiscal years 2026, 2025 and 2024 was $50 million, $36 million and $32 million, respectively. The gross carrying amounts of intangible assets are removed when fully amortized. The estimated future annual amortization expense for acquired intangible assets is as follows:

Fiscal Year Ending March 31,	Amount
(In millions)
2027	$47
2028	41
2029	38
2030	33
2031	32
Thereafter	68

Total amortization expense	$259

The Company owns or licenses various United States and foreign patents relating to a variety of technologies. For certain of the Company’s proprietary processes, inventions, and works of authorship, the Company relies on trade secret or copyright protection. The Company also maintains trademark rights (including registrations) for the Company’s corporate name and several other trademarks and service marks that the Company uses in the Company’s business in the United States and other countries throughout the world. The Company has policies and procedures (including both technological means and training programs for the Company’s employees) to identify and protect the Company’s intellectual property, as well as that of the Company’s customers and suppliers.

Customer Working Capital Advances

Customer working capital advances were $145 million and $140 million as of March 31, 2026 and 2025, respectively. The customer working capital advances are not interest-bearing, do not generally have fixed repayment dates and are generally reduced as the underlying working capital is consumed in production or the customer working capital advance agreement is terminated.

Other Current Liabilities

Other current liabilities include customer-related accruals of $102 million and $62 million as of March 31, 2026 and 2025, respectively.

Leases

The Company is a lessee with several non-cancelable operating leases, primarily for warehouses, buildings, and other assets such as vehicles and equipment. The Company determines if an arrangement is a lease at contract inception. A contract is a lease or contains a lease when (1) there is an identified asset, and (2) the Company has the right to control the use of the identified asset. The Company recognizes a right-of-use (“ROU”) asset and a lease liability at the lease commencement date for the Company’s operating leases. For operating leases, the lease liability is initially measured at the present value of the unpaid lease payments at the lease commencement date. The Company has elected the short-term lease recognition and measurement exemption for all classes of assets, which allows the Company to not recognize ROU assets and lease liabilities for leases with a lease term of 12 months or less and with no purchase option the Company is reasonably certain of exercising. The Company has also elected the practical expedient to account for the lease and non-lease components as a single lease component, for all classes of underlying assets. Therefore, the lease payments used to measure the lease liability include all of the fixed considerations in the contract. Lease payments included in the measurement of the lease liability comprise the following: fixed payments (including in-substance fixed payments), and variable payments that depend on an index or rate (initially measured using the index or rate at the lease commencement date). As the Company cannot determine the interest rate implicit in the lease for the Company’s leases, the Company uses the Company’s estimate of the incremental borrowing rate as of the commencement date in determining the present value of lease payments. The Company’s estimated incremental borrowing rate is the rate of interest it would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. The lease term for all of the Company’s leases includes the non-cancelable period of the lease plus any additional periods covered by either an option to extend (or not to terminate) the lease that the Company is reasonably certain to exercise, or an option to extend (or not to terminate) the lease controlled by the lessor.

As of March 31, 2026 and 2025, current operating lease liabilities were $25 million and $11 million, respectively, and are included in other current liabilities on the combined balance sheets.

Recently Issued Accounting Pronouncements

In December 2025, the FASB issued ASU 2025-10 “Government Grants (Topic 832),” which establishes comprehensive guidance on the recognition, measurement, presentation, and disclosure of government grants. The Company expects the new guidance will have an immaterial impact on its combined financial statements and intends to adopt the guidance prospectively when it becomes effective in the first quarter of fiscal year 2030.

In November 2024, the FASB issued ASU 2024-03 “Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses,” which requires public entities to disclose specified information about certain costs and expenses. In January 2025, the FASB issued ASU 2025-01 on the same topic to clarify the amendments for ASU 2024-03 are effective for the Company in the fourth quarter of fiscal year 2028. The amendment will be applied retrospectively to all prior periods presented on its combined financial statements. We are currently evaluating the guidance to determine the impact on the Company’s financial statements and disclosures.

Recently Adopted Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07 “Segment Reporting—Improvements to Reportable Segment Disclosures,” which updates reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses and information used to assess segment performance. The guidance is effective for the Company beginning in the fourth quarter of fiscal year 2025. The Company adopted the guidance retrospectively during the fourth quarter of fiscal year 2025. See note 11 for reportable segment disclosures.

In December 2023, the FASB issued ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” which expands disclosures in an entity’s income tax rate reconciliation table and income taxes paid both in the U.S. and foreign jurisdictions. This standard improves the transparency of income tax disclosures by requiring consistent categories and greater disaggregation of information in the effective tax rate reconciliation and income taxes paid disaggregated by jurisdiction. It also includes certain other amendments to improve the effectiveness of income tax disclosures. The adoption of this new standard did not have a material impact on the Company’s consolidated financial statements and was adopted on a prospective basis as it is effective for the Company, beginning in the fourth quarter of fiscal year 2026. For additional information, see note 9—“Income Taxes.”

In July 2025, the FASB issued ASU 2025-05 “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets,” which provides for the use of a new practical expedient when estimating expected credit losses for accounts receivable and contract assets arising from transactions accounted for under Topic 606 that assumes that current conditions as of the balance sheet date do not change for the remaining life of the asset. The guidance is effective for the Company, and has been adopted, beginning in the second quarter of fiscal year 2026.

3. LEASES

The Company has several commitments under operating leases for warehouses, buildings, and equipment. The Company also has a number of finance leases with an immaterial impact on its combined financial statements. Leases have remaining lease terms ranging from 1 year to 20 years.

The components of lease cost recognized were as follow (in millions):

Lease cost	Fiscal Year Ended
	March 31, 2026	March 31, 2025	March 31, 2024
Operating lease cost	$42	$16	$13

Amounts reported in the combined balance sheet as of the fiscal years ended March 31, 2026 and 2025 were (in millions, except weighted average lease term and discount rate):

	As of March 31, 2026	As of March 31, 2025
Operating Leases:
Operating lease right of use assets	$186	$80
Operating lease liabilities *	191	81
Weighted-average remaining lease term (In years)
Operating leases	11.7	12.6
Weighted-average discount rate
Operating leases	4.6%	4.5%

*	Operating lease liabilities includes $25 million and $11 million current lease liabilities and $166 million and $70 million non-current lease liabilities as of March 31, 2026 and 2025, respectively.

Other information related to leases was as follows (in millions):

	Fiscal Year Ended
	March 31, 2026	March 31, 2025	March 31, 2024
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$32	$11	$9
Right-of-use assets obtained in exchange for lease liabilities

Operating Lease	$46	$36	$11

Future lease payments under non-cancelable leases as of March 31, 2026 were as follows (in millions):

Fiscal Year Ended March 31,	Operating Leases
2027	$33
2028	35
2029	30
2030	27
2031	25
Thereafter	76

Total undiscounted lease payments	226
Less: imputed interest	35

Total lease liabilities	$191

Total rent expense amounted to $44 million, $22 million and $17 million in fiscal years 2026, 2025 and 2024, respectively.

4. REVENUE

Revenue Recognition

The Company provides a comprehensive suite of products and services supporting the design, manufacture and servicing of end-to-end power and infrastructure solutions for its customers in the data center and utility industries. The first step in its process for revenue recognition is to identify a contract with a customer. A contract is defined as an agreement between two parties that creates enforceable rights and obligations and can be written, verbal, or implied. The Company generally enters into master supply agreements (“MSAs”) with its customers that provide the framework under which business will be conducted. This includes matters such as warranty, indemnification, transfer of title and risk of loss, liability for excess and obsolete inventory, pricing formulas, payment terms, etc., and the level of business under those agreements may not be guaranteed. In those instances, the Company bids on a program-by-program basis and typically receives customer purchase orders for specific quantities and timing of products. As a result, the Company considers its contract with a customer to be the combination of the MSA and the purchase order, or any other similar documents such as a statement of work, product addendum, forecast commitments, emails or other communications that embody the commitment by the customer. See Note 2 “Summary of Accounting Policies” for additional discussion surrounding revenue recognition considerations.

Customer Contracts and Related Obligations

Certain of the Company’s customer agreements include potential price adjustments which may result in variable consideration. These price adjustments include, but are not limited to, sharing of cost savings, committed price reductions, purchase price variances earned over the period that are contractually required to be paid to the customers, rebates, refunds tied to performance metrics such as on-time delivery, and other periodic pricing resets that may be refundable to customers. The Company estimates the variable consideration related to these price adjustments as part of the total transaction price and recognizes revenue in accordance with the pattern applicable to the performance obligation, subject to a constraint. The Company constrains the amount of revenues recognized for these contractual provisions based on its best estimate of the amount which will not result in a significant reversal of revenue in a future period. The Company determines the amounts to be recognized based on the amount of potential refunds required by the contract, historical experience and other surrounding facts and circumstances. Often these obligations are settled with the customer in a period after shipment through various methods which include reduction of prices for future purchases, issuance of a payment to the customer, or issuance of a credit note applied against the customer’s accounts receivable balance. In many instances, the agreement is silent on the settlement mechanism. Any difference between the amount accrued for potential refunds and the actual amount agreed to with the customer is recorded as an increase or decrease in revenue. These potential price adjustments are included as part of other current liabilities on the combined balance sheet and disclosed as part of customer-related accruals in note 2.

Performance Obligations

The Company derives its revenues by delivering products and services to customers operating in the data center and utility industries.

A performance obligation is an implicitly or explicitly promised good or service that is material in the context of the contract and is both capable of being distinct (customer can benefit from the good or service on its own or together with other readily available resources) and distinct within the context of the contract (separately identifiable from other promises). The Company considers all activities typically included in its contracts, and identifies those activities representing a promise to transfer goods or services to a customer. These include, but are not limited to, design and engineering services, prototype products, tooling, services, etc. Each promised good or service with regards to these identified activities is accounted for as a separate performance obligation only if it is distinct—i.e., the customer can benefit from it on its own or together with other resources that are readily available to the customer. Certain activities on the other hand are determined not to constitute a promise to transfer goods or service, and therefore do not represent separate performance obligations for revenue recognition (e.g., procurement of materials and standard workmanship warranty).

A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The majority of the Company’s contracts have a single performance obligation as the promise to transfer the individual good or service is not separately identifiable from other promises in the contract and is, therefore, not distinct. Promised goods or services that are immaterial in the context of the contract are not separately assessed as performance obligations. In the event that more than one performance obligation is identified in a contract, the Company is required to allocate the transaction price between the performance obligations. The allocation would generally be performed on the basis of a relative standalone price for each distinct good or service. This standalone price most often represents the price that the Company would sell similar goods or services separately. As most of the Company’s contracts have an expected duration of one year or less, we have applied the practical expedient such that specified disclosures pertaining to remaining performance obligations are not required.

Contract Balances

A contract asset is recognized when the Company has recognized revenue, but not issued an invoice for payment. Contract assets are classified separately on the combined balance sheets and transferred to receivables when rights to payment become unconditional and invoiced.

A contract liability is recognized when the Company receives payments in advance of the satisfaction of performance. Contract liabilities, identified as deferred revenue, were $100 million and $82 million as of March 31, 2026 and 2025, respectively, of which $67 million and $77 million, respectively, is included in deferred revenue and customer working capital advances under current liabilities.

Warrant

During the second quarter of fiscal year 2026, Flex issued a warrant (“the Warrant”) to a customer for the purchase of up to an aggregate of 3.9 million ordinary shares of Flex (“Warrant Shares”). The Warrant Shares vest based on qualifying payments (as defined in the Warrant) for the purchase of all products and services over the term of the Warrant and are recognized as a deduction to revenue as qualifying revenues are recognized. Refer to note 5 “Share-Based Compensation and Warrants” for additional information.

Disaggregation of Revenue

The following table presents the Company’s revenue disaggregated based on timing of transfer—PIT and OT for the fiscal years ended March 31, 2026, 2025 and 2024:

	Fiscal Year Ended March 31,
	2026	2025	2024
Timing of Transfer	(In millions)
Cloud & Cooling
Point in time	$4,350	$3,460	$2,218
Over time	179	48	4

Total	4,529	3,508	2,222
Power
Point in time	1,810	1,228	1,014
Over time	275	63	8

Total	2,085	1,291	1,022
Spinco
Point in time	6,160	4,688	3,232
Over time	454	111	12

Total	$6,614	$4,799	$3,244

During the years ended March 31, 2026 and 2025, certain existing customer contractual relationships were changed to provide an enforceable right to payment for work completed to date that had the effect of transitioning revenue with those customers from being recognized on a point in time to an over time basis, with prospective effect. This change had the effect of increasing contract assets by $83 million and $8 million as of March 31, 2026 and 2025, respectively. Contract assets are generally transferred to receivables in the succeeding quarter due to the short-term nature of the Company’s manufacturing cycle.

5. SHARE-BASED COMPENSATION AND WARRANTS

Stock-Based Compensation Expense

The Company’s employees have historically participated in the Parents stock-based compensation plans. The combined statements of operations include all stock-based compensation expenses directly attributable to Spinco employees, as well as an allocation of any stock-based compensation expenses related to Flex corporate and other shared employees. Accordingly, the amounts presented are not necessarily indicative of future awards and do not necessarily reflect the results that the Business would have experienced as an independent company for the periods presented.

The compensation cost in the combined statements of operations of the stock-based compensation arrangements that have been attributed to the Company are as follows:

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Cost of sales	$7	$5	$3
Selling, general and administrative expense	26	18	11

Total stock-based compensation expense	$33	$23	$14

Warrant

On August 15, 2025, Flex issued a Warrant to Amazon.com NV Investment Holdings LLC (“Warrantholder”), a wholly-owned subsidiary of Amazon.com, Inc. (“Parent”) to purchase up to an aggregate of 3,859,851 Warrant Shares at an exercise price of $51.29 per share, which was the preceding 30 trading days Volume-Weighted Average Price. The Warrant allows for cashless exercise and expires on August 15, 2030; however, if there are unexercised Warrant Shares as of the expiration date, and Flex and Warrantholder maintain a continued commercial relationship, the Company shall negotiate in good faith with Warrantholder to agree to issue to Warrantholder a new two-year warrant as of the expiration date that provides the same exercise price and other terms for vested and unexercised Warrant Shares, that also takes into account the commercial relationship in effect at such time. The Warrant Shares are subject to vesting based on qualifying payments (as defined in the Warrant) for the purchase of all products and services by or on behalf of Parent and its affiliates over the term of the Warrant. Upon the consummation of an acquisition transaction (as defined in the related transaction agreement), subject to a specified condition, the unvested portion of the Warrant will vest in full. So long as the Warrant is unexercised, the Warrant does not entitle Warrantholder to any voting rights or any other shareholder rights. The exercise price and the number of Warrant Shares are subject to customary anti-dilution adjustments. The expense associated with the Warrant Shares will be recorded as a deduction to revenue as the customer purchases products and services over the vesting period.

The estimated fair value of the Warrant was determined as of the issuance date, using the Black-Scholes option pricing model. The following assumptions were used in the model:

As of August 15, 2025
Expected volatility	45.8%
Expected dividend yield	—%
Expected life	7 years
Risk-free interest rate	4.0%

The calculated fair value of each Warrant Share at the issuance date was $25.47. The Company recorded charges of $6 million during the fiscal year ended March 31, 2026. As of March 31, 2026, no Warrant Shares have vested or been exercised.

6. SUPPLEMENTAL CASH FLOW DISCLOSURES

The following table represents supplemental cash flow disclosures and non-cash investing and financing activities.

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Net cash paid for:
Interest	$5	$6	$4
Income taxes	31	27	16
Non-cash investing and financing activity:
Unpaid purchases of property and equipment	72	35	15
Non-cash parent capital contributions	$173	$37	$22

7. TRADE RECEIVABLES SALES PROGRAMS

The Company sells accounts receivables to certain third-party banking institutions under factoring programs. The outstanding balance of receivables sold and not yet collected on accounts where the Company has continuing involvement was $0.3 billion and $0.3 billion as of March 31, 2026 and 2025, respectively. For the fiscal years ended March 31, 2026 and 2025, total accounts receivable sold to certain third party banking institutions was $2.1 billion and $1.9 billion, respectively. The receivables that were sold were removed from the combined balance sheets and the cash received was included as cash provided by operating activities in the combined statements of cash flows.

8. COMMITMENTS AND CONTINGENCIES

The Company is subject to routine legal proceedings, as well as demands, claims and threatened litigation that arise in the normal course of business. The ultimate outcome of any litigation is often uncertain and unfavorable outcomes could have a negative impact on the results of operations and financial condition. The Company regularly reviews the status of each significant matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount or the range of loss can be estimated, the Company accrues a liability for the estimated loss. Legal proceedings are subject to uncertainties, and the outcomes are difficult to predict. Because of such uncertainties, accruals are based on the Company’s judgments using the best information available at the time.

The Company determined that no disclosure of estimated loss is required for a claim against us because: (i) there is not a reasonable possibility that a loss exceeding amounts already recognized (if any) may be incurred with respect to such claim; (ii) a reasonably possible loss or range of loss cannot be estimated; or (iii) such estimate is immaterial.

9. INCOME TAXES

The domestic and foreign components of income before income taxes were comprised of the following:

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Domestic	$106	$111	$83
Foreign	376	278	160

Total	$482	$389	$243

The provision for income taxes consisted of the following:

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Current:
Domestic	$35	$37	$5
US State	9	8	2
Foreign	44	47	42

	88	92	49
Deferred:
Domestic	(13)	(11)	16
US State	(2)	(2)	2
Foreign	(4)	(10)	(6)

	(19)	(23)	12

Provision for income taxes	$69	$69	$61

The Parent of Spinco will be domiciled in the United States and therefore the statutory tax expense is based on the U.S. federal rate of 21%. Upon adoption of ASU 2023-09, Improvements to Income Tax Disclosures, as described in Note 2, Summary of Significant Accounting Policies, the reconciliation of the income tax expense expected based on domestic statutory income tax rates to the expense (benefit) for income taxes included in the combined statements of operations for the year ended March 31, 2026 is as follows (in millions, except for percentages):

	Fiscal Year Ended March 31, 2026
	Amounts	Percent
Income taxes based on domestic statutory rates	$101	21%
State and local income tax (1)	5	1%
Effect of jurisdictional tax rate differential:
Singapore:
Statutory tax rate difference between Singapore and the US	(7)	(2)%
Nontaxable income	(32)	(7)%
Mexico:
Statutory tax rate difference between Mexico and the US	7	2%
Other	(3)	(1)%
Malaysia:
Reinvestment allowance	(7)	(2)%
Other	6	1%
Changes in unrecognized tax benefits	(2)	—%
Effect of cross border tax laws	3	1%
Nondeductible or nontaxable items
Excess compensation (Section 162(m))	5	1%
Stock-based compensation	(6)	(1)%
Other	(1)	—%

Provision for income taxes	$69	14%

(1)	State taxes in Virginia and Oregon made up the majority (greater than 50 percent) of the tax effect in this category.

The reconciliation of taxes at the federal statutory rate to the Company’s provision for (benefit from) income taxes for the years ended March 31, 2025 and 2024 in accordance with the guidance prior to the adoption of ASU 2023-09 was as follows:

	Fiscal Year Ended March 31,
	2025	2024
Income taxes based on domestic statutory rates	$82	$51
Effect of jurisdictional tax rate differential	(25)	(1)
Change in unrecognized tax benefit	—	1
Liability for undistributed earnings	2	3
Global intangible low-taxed income (GILTI)	4	3
U.S. state taxes	5	4
Other	1	—

Provision for income taxes	$69	$61

Upon adoption of ASU 2023-09, Improvements to Income Tax Disclosures, as described in Note 2, Summary of Significant Accounting Policies, cash paid for income taxes, net of refunds, during the fiscal year ended March 31, 2026 was as follows:

Fiscal Year Ended March 31, 2026
(in millions)
Federal	$—
State	—
Foreign:
Mexico	19
United Kingdom	7
Ireland	3
Other Countries	2

Total cash paid for income taxes, net of refunds	$31

A number of countries in which the Company is located allow for tax holidays or provide other tax incentives to attract and retain business. In general, these holidays were secured based on the nature, size and location of the Company’s operations. The aggregate dollar effect on the Company’s income resulting from tax holidays and tax incentives to attract and retain business for the fiscal years ended March 31, 2026, 2025 and 2024 were $3 million, $4 million and $3 million, respectively. The Company’s existing holidays do not expire.

The components of deferred income taxes are as follows:

	As of March 31,
	2026	2025
	(In millions)
Deferred tax liabilities:
Fixed assets	$(4)	$(8)
Operating lease right-of-use assets	(41)	(16)
Intangible assets	(35)	(38)
Others	(1)	(1)

Total deferred tax liabilities	(81)	(63)

Deferred tax assets:
Deferred compensation	14	8
Inventory valuation	11	7
Deferred revenue	7	6
Lease liabilities	42	16
Net operating loss and other carryforwards	19	18
Others	10	5

Total deferred tax assets	103	60
Valuation allowances	(17)	(15)

Total deferred tax assets, net of valuation allowances	86	45

Net deferred tax asset (liability)	5	(18)

The net deferred tax (liability) is classified as follows:
Long-term asset	26	7
Long-term liability	(21)	(25)

Total	$5	$(18)

Utilization of the Company’s deferred tax assets is limited by the future earnings of the Company in the tax jurisdictions in which such deferred assets arose. As a result, management is uncertain as to when or whether these operations will generate sufficient profit to realize any benefit from the deferred tax assets. The valuation allowance provides a reserve against deferred tax assets that are not more likely than not to be realized by the Company. However, management has determined that it is more likely than not that the Company will realize certain of these benefits and, accordingly, has recognized a deferred tax asset from these benefits. The change in valuation allowance is net of certain increases and decreases to prior year losses and other carryforwards that have no current impact on the tax provision.

Deferred tax assets as of March 31, 2026, 2025 and 2024 were reduced by a valuation allowance of $17 million, $15 million and $21 million, respectively, provided for certain non-U.S. tax attributes. The change in the valuation allowance resulted in an increase of $2 million, $5 million and $4 million to income tax expense in 2026, 2025 and 2024, respectively. If the Company determines that the likelihood of realization of existing deferred tax assets changes, a corresponding increase or decrease to the valuation allowance will be recognized as an increase or reduction to income tax expense in the period that determination is made.

The Company has recorded deferred tax assets of $19 million related to tax losses and other carryforwards. These tax losses and other carryforwards will expire at various dates as follows:

Expiration dates of deferred tax assets related to operation losses and other carryforwards
Fiscal year	(In millions)
2026–2031	$—
2032–2037	12
Indefinite	7

$19

The amount of deferred tax assets considered realizable, however, could be reduced or increased in the near-term if facts, including the amount of taxable income or the mix of taxable income between subsidiaries, differ from management’s estimates.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Fiscal Year Ended March, 31
	2026	2025	2024
	(In millions)
Change in unrecognized tax benefits
Balance, beginning of fiscal year	$7	$6	$6
Additions based on tax position related to the current year	—	1	—
Additions for tax positions of prior years	—	—	1
Reductions for tax positions of prior years	(1)	—	—
Reductions related to lapse of applicable statute of limitations	(2)	—	—
Impact from foreign exchange rates fluctuation	—	—	—
Settled with Parent through Net Parent investment	—	—	(1)

Balance, end of fiscal year	$4	$7	$6

The Company and its subsidiaries file federal, state, and local income tax returns in multiple jurisdictions around the world. With few exceptions, the Company is no longer subject to income tax examinations by tax authorities for years before 2008.

Of the $4 million of unrecognized tax benefits at March 31, 2026, $4 million will affect the annual effective tax rate (“ETR”) if the benefits are eventually recognized. The amount that does not impact the ETR relates to positions that would be settled with a tax loss carryforward previously subject to a valuation allowance.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits within the Company’s tax expense. The Company had approximately $1 million, $1 million and $1 million accrued for the payment of interest and penalties as of the fiscal years ended March 31, 2026, 2025 and 2024, respectively.

10. BUSINESS ACQUISITIONS

Fiscal 2026 Acquisitions

On April 30, 2025, the Company completed the acquisition of a manufacturing business in Bielsko Biala, Poland, for total purchase consideration of $35 million. The business is included in the Power segment. The results of the acquired business are included in the Company’s consolidated financial statements from the acquisition date. The allocation of the purchase price to the tangible and identifiable intangible assets acquired and liabilities assumed is based on their fair values as of the date of acquisition.

The following represents the Company’s allocation of the total purchase price to the acquired assets and liabilities of Bielsko Biala (in millions):

Current Assets:
Inventories	$15
Contract assets	9
Accounts receivable	1

Total current assets	25
Operating lease right-of-use assets, net	28
Property and equipment, net	4
Intangible assets (1)	2
Goodwill	8

Total assets	$67

Current liabilities:
Accrued payroll	$4
Operating lease liabilities	2

Total current liabilities	6
Operating lease liabilities, non-current	26

Total liabilities	32

Total aggregate purchase price	$35

(1)	Intangible assets of $2 million relate to customer relationships and will be amortized over a weighted-average estimated useful life of 5 years.

Fiscal 2025 Acquisitions

The Company completed two acquisitions during fiscal year 2025, accounted for as business combinations. The results of the acquired businesses are included in the Company’s combined financial statements from their respective acquisition dates. See Note 2 “Summary of Accounting Policies” for additional information related to the accounting for acquisitions. Pro forma results of operations have not been presented because the effects were not material to the Company’s combined financial results for all periods presented.

Acquisition of Crown Technical Systems (“Crown”)

On November 19, 2024, the Company completed the business acquisition of 100% ownership of Crown, a U.S. leader in critical power solutions for a total purchase consideration of $319 million, including cash of $313 million and $6 million of customary closing adjustments. The acquisition adds complementary capabilities to our existing portfolio in the United States, primarily strengthening our critical power solutions.

Crown is included in the Power segment. The following represents the Company’s allocation of the total purchase price to the acquired assets and liabilities of Crown (in millions):

Current Assets:
Cash	$5
Accounts receivable	23
Inventory	10
Other current assets	2

Total current assets	40
Property and equipment	1
Operating lease right-of-use assets	7
Intangible assets	128
Goodwill	170

Total assets	$346

Current liabilities:
Accounts payable	$4
Accrued liabilities & other current liabilities	17

Total current liabilities	21
Operating lease liabilities, non-current	6

Total aggregate purchase price	$319

The intangible assets of $128 million are comprised of customer related intangible assets of $83 million and licenses and other intangible assets such as trade names and patented technology of $45 million. Customer related assets will be amortized over a weighted-average estimated useful life of 12.6 years while licenses and other intangibles will be amortized over a weighted-average estimated useful life of 10.0 years.

The excess of the purchase price over the estimated fair value of the net assets acquired was recognized as goodwill. The goodwill recognized in connection with the Crown acquisition is primarily attributable to expected synergies that will be generated with the rest of the Company.

Acquisition of JetCool Technologies Inc. (“JetCool”)

On November 14, 2024, the Company acquired 100% ownership of JetCool, a provider of liquid cooling solutions tailored for the data center market, for approximately $43 million in cash, a deemed settled pre-existing loan from Flex of approximately $5 million, and $5 million of contingent consideration for a total estimated purchase price of $53 million. JetCool is included in the Cloud & Cooling segment. The following represents the Company’s allocation of the total purchase price to the acquired assets and liabilities of JetCool (in millions):

Current Assets:
Cash	$4
Inventory	1

Total current assets	5
Property and equipment	1
Operating lease right-of-use assets	2
Intangible assets	21
Goodwill	31

Total assets	$60

Operating lease liabilities	$2
Deferred tax liability	5

Total aggregate purchase price	$53

Intangible assets of $21 million relate to developed technology and will be amortized over a weighted-average estimated useful life of 6.5 years.

The excess of the purchase price over the estimated fair value of net assets was recognized as goodwill. The goodwill was primarily attributed to synergies that will be generated with the rest of the Company.

11. SEGMENT REPORTING

The Company’s Chief Commercial Officer is our Chief Operating Decision Maker (“CODM”) who evaluates how we allocate resources, assess performance and make strategic and operational decisions. Based on such evaluation, the Company determined as of and for the period ended March 31, 2026, that Spinco has two operating and reportable segments.

The Power segment is comprised of Critical Power and Embedded Power. These offerings address utility and facility-level power intake and distribution, as well as rack- and board-level power delivery. This segment supports grid modernization and related power infrastructure applications.

The Cloud & Cooling segment includes IT Hardware and Cooling. This segment provides rack-scale integration and advanced liquid cooling solutions designed to support high-density deployments.

The determination of the separate operating and reporting segments is based on several factors, including the nature of products and services, the nature of production processes, customer base, delivery channels and similar economic characteristics.

An operating segment’s performance is evaluated based on its segment income. The CODM compares actual segment income to budgeted financial performance in allocating resources and assessing segment performance. Segment income is defined as net sales less cost of sales and segment selling, general and administrative expenses, and does not include corporate and other expense, amortization of intangibles, stock-based compensation, certain restructuring charges, legal and other, interest expense, and other charges (income).

Selected financial information by segment is in the tables below:

Fiscal Year Ended March 31, 2026	Cloud & Cooling	Power	Total
Net Sales	$4,529	$2,085	$6,614
Segment cost of sales	(4,096)	(1,721)
Segment selling, general and administrative expenses	(90)	(106)

Segment income	$343	$258	$601

Corporate & other expense (1)			$12
Intangible amortization			50
Stock-based compensation			33
Restructuring charges (2)			10
Interest expense			5
Legal and other (3)			16
Other charges (income), net			(7)

Income before income taxes			$482

(1)	Corporate and other primarily includes corporate service costs that are not included in the CODM’s assessment of the performance of each of the identified reportable segments.
(2)	Restructuring charges primarily consist of charges related to employee severance, including an allocation of corporate severance charges.
(3)	Legal and other consists of one-time acquisition costs related to acquisitions made by the Company including Bielsko Biala, Electrical Power Products, Inc. and other contemplated acquisitions.

Fiscal Year Ended March 31, 2025	Cloud & Cooling	Power	Total
Net Sales	$3,508	$1,291	$4,799
Segment cost of sales	(3,129)	(1,036)
Segment selling, general and administrative expenses	(68)	(81)

Segment income	$311	$174	$485

Corporate & other expense (1)			$13
Intangible amortization			36
Stock-based compensation			23
Restructuring charges (2)			5
Interest expense			6
Legal and other (3)			5
Other charges (income), net			8

Income before income taxes			$389

(1)	Corporate and other primarily includes corporate service costs that are not included in the CODM’s assessment of the performance of each of the identified reportable segments.
(2)	Restructuring charges primarily consist of charges related to employee severance, including an allocation of corporate severance charges.
(3)	Legal and other consists of one-time acquisition costs related to the Crown and JetCool acquisitions that occurred during fiscal year 2025.

Fiscal Year Ended March 31, 2024	Cloud & Cooling	Power	Total
Net Sales	$2,222	$1,022	$3,244
Segment cost of sales	(1,997)	(840)
Segment selling, general and administrative expenses	(39)	(65)

Segment income	$186	$117	$303

Corporate & other expense (1)			$8
Intangible amortization			32
Stock-based compensation			14
Restructuring charges (2)			3
Interest expense			4
Legal and other			—
Other charges (income), net			(1)

Income before income taxes			$243

(1)	Corporate and other primarily includes corporate service costs that are not included in the CODM’s assessment of the performance of each of the identified reportable segments.
(2)	Restructuring charges primarily consist of charges related to facility closures or consolidations and workforce alignment.

The Company does not disclose total assets by segment as this is not provided to the CODM.

Property and equipment on a segment basis is not separately identified and is not internally reported by segment to the Company’s CODM as described above. During fiscal years 2026, 2025 and 2024, total depreciation expense, including amounts allocated to the reportable segments, is as follows:

	Fiscal Year Ended March 31,
	2026	2025	2024
	(In millions)
Depreciation expense:
Cloud & Cooling	$29	$22	$14
Power	33	18	12

Total depreciation expense	$62	$40	$26

Geographic information of net sales is as follows:

	Fiscal Year Ended March 31,
	2026		2025		2024
	(In millions)
Net sales by region:
Americas	$4,320	65%	$3,335	69%	$2,055	63%
Europe	1,245	19%	941	20%	710	22%
Asia	1,049	16%	523	11%	479	15%

	$6,614		$4,799		$3,244

Revenues are attributable to the country in which the product is manufactured or service is provided.

The following table summarizes the countries that accounted for more than 10% of net sales in fiscal years 2026, 2025 and 2024:

	Fiscal Year Ended March 31,
	2026		2025		2024
	(In millions)
Net sales by country:
U.S.	$2,457	37%	$1,537	32%	$1,331	41%
Mexico	1,856	28%	1,790	37%	720	22%
Malaysia	$701	11%	$298	6%	$177	5%

Geographic information of property and equipment, net is as follows:

	As of March 31,
	2026		2025
	(In millions)
Property and equipment, net:
Americas	$360	64%	$118	48%
Asia	150	26%	92	37%
Europe	58	10%	36	15%

	$568		$246

The following table summarizes the countries that accounted for more than 10% of property and equipment, net in fiscal years 2026 and 2025:

	As of March 31,
	2026		2025
	(In millions)
Property and equipment, net:
Mexico	$334	59%	$112	46%
Malaysia	97	17%	67	27%

12. RELATED PARTY TRANSACTIONS

The combined financial statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Flex. The following discussion summarizes activity between the Company and Flex.

Corporate allocations

The combined financial statements reflect allocations of certain expenses from the Parent including, but not limited to, legal, accounting, information technology, human resources and other infrastructure support. For the years ended March 31, 2026, 2025, and 2024, the cost of these services allocated to the Company included $20 million, $17 million, and $10 million, respectively, which were recorded in cost of sales, and $133 million, $101 million and $62 million, respectively, which were recorded in selling, general, and administrative expense. In addition to corporate allocated costs, stock-based compensation expense for corporate and shared employees amounted to $30 million, $22 million and $13 million for the years ended March 31, 2026, 2025 and 2024, respectively.

Cash management and net parent investment

Flex uses a centralized approach for the purpose of cash management and financing of its operations. The Company’s excess cash is transferred to Flex, and Flex funds the Company’s operating and investing activities as needed. The Parent operates a centralized non-interest-bearing cash pool in the U.S. and regional interest-bearing cash pools outside of the U.S. The total net effect of the settlement of these intercompany transactions is reflected in the combined statements of cash flows as a financing activity and in the combined balance sheets as net parent investment.

13. SUBSEQUENT EVENTS

On May 1, 2026, the Company completed the business acquisition of 100% of Electrical Power Products, Inc., a leading provider of engineered-to-order electrical power control and protection systems, for a purchase price of $1,187 million, including customary closing adjustments, in an all-cash transaction. The acquisition broadens the Company’s power portfolio and deepens its utility presence.

The acquisition will be accounted for using the acquisition method of accounting. Due to the timing of the closing date, the Company is still evaluating the fair values of the assets acquired and liabilities assumed as of the acquisition date. The initial accounting for the business combination is incomplete as of the issuance date of these financial statements, and the Company continues to assess, among other items, the valuation of acquired tangible and identifiable intangible assets, assumed liabilities and related tax effects. Based on preliminary analyses, identifiable intangible assets are expected to approximate $0.5 billion; however, these estimates are subject to change, which could be material, as the Company finalizes its valuation analyses.

Pro forma financial information has not been presented as the impact of the acquisition is not material to the Company’s consolidated revenues and results of operations.

The Company evaluated subsequent events for recognition or disclosure through July 8, 2026, the date the combined financial statements were available to be issued.

CONDENSED COMBINED FINANCIAL STATEMENTS

CONDENSED COMBINED BALANCE SHEETS (Unaudited)

	As of June 26, 2026	As of March 31, 2026
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$20	$7
Accounts receivable, net of allowance for credit losses	1,810	1,336
Contract assets	488	257
Inventories	1,813	1,598
Customer-controlled inventory	1,161	1,000
Other current assets	272	290

Total current assets	5,564	4,488
Property and equipment, net	766	568
Operating lease right-of-use assets, net	205	186
Goodwill	971	498
Intangible assets, net	716	259
Other non-current assets	47	33

Total assets	$8,269	$6,032

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$3,688	$3,279
Accrued payroll and benefits	104	130
Deferred revenue and customer working capital advances	361	212
Other current liabilities	323	223

Total current liabilities	4,476	3,844
Operating lease liabilities, non-current	182	166
Other non-current liabilities	85	59

Total liabilities	$4,743	$4,069
Commitments and contingencies (Note 6)
Equity
Net Parent Investment	$3,515	$1,948
Accumulated other comprehensive income	11	15

Total equity	3,526	1,963

Total liabilities and equity	$8,269	$6,032

The accompanying notes are an integral part of these condensed combined financial statements.

CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
	(In millions)
Net sales	$2,202	$1,626
Cost of sales	1,937	1,434

Gross profit	265	192
Selling, general and administrative expenses	82	57
Intangible amortization	18	13

Operating income	165	122
Interest expense	1	2
Other charges (income), net	—	2

Income from operations before income taxes	164	118
Provision for income taxes	11	14

Net income	$153	$104

The accompanying notes are an integral part of these condensed combined financial statements.

CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
	(In millions)
Net income	$153	$104
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(4)	16

Comprehensive income	$149	$120

The accompanying notes are an integral part of these condensed combined financial statements.

CONDENSED COMBINED STATEMENTS OF EQUITY (Unaudited)

Three Months Ended June 26, 2026

	Net Parent Investment	Accumulated Other Comprehensive Income (Loss)	Total Equity
	(In millions)
BALANCE AT MARCH 31, 2026	1,948	15	1,963
Net income	153	—	153
Other comprehensive income (loss), net of tax	—	(4)	(4)
Net transfers from Parent	1,414	—	1,414

BALANCE AT JUNE 26, 2026	$3,515	$11	$3,526

Three Months Ended June 27, 2025

	Net Parent Investment	Accumulated Other Comprehensive Income (Loss)	Total Equity
	(In millions)
BALANCE AT MARCH 31, 2025	1,513	6	1,519
Net income	104	—	104
Other comprehensive income (loss), net of tax	—	16	16
Net transfers (to) Parent	(85)	—	(85)

BALANCE AT JUNE 27, 2025	$1,532	$22	$1,554

The accompanying notes are an integral part of these condensed combined financial statements.

CONDENSED COMBINED STATEMENTS OF CASH FLOWS (Unaudited)

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
	(In millions)
Cash flows from operating activities:
Net income	$153	$104
Adjustments to reconcile net income to net cash provided (used in) by operating activities:
Depreciation	21	16
Amortization	20	13
Non-cash lease expense	12	8
Stock-based compensation	13	9
Deferred income taxes	(3)	(5)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(406)	(205)
Contract assets	(170)	(25)
Inventories	(117)	(84)

Customer-controlled inventory	(161)	(42)
Other current and noncurrent assets	12	(27)
Accounts payable	397	387
Other current and noncurrent liabilities	160	51

Net cash provided by (used in) operating activities	(69)	200

Cash flows from investing activities:
Purchases of property and equipment	(160)	(42)
Acquisitions of businesses, net of cash acquired	(1,134)	(41)

Net cash (used in) investing activities	(1,294)	(83)

Cash flows from financing activities:
Net transfers from (to) Parent	1,378	(106)

Net cash provided by (used in) financing activities	1,378	(106)

Effect of exchange rates on cash	(2)	3
Net increase in cash and cash equivalents	13	14
Cash and cash equivalents, beginning of year	7	24

Cash and cash equivalents, end of year	$20	$38

Non-cash investing and financing activities:
Unpaid purchases of property and equipment	$75	$32
Right-of-use assets obtained in exchange for operating lease liabilities	1	34
Non-cash parent capital contributions	$36	$21

The accompanying notes are an integral part of these condensed combined financial statements.

NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION OF THE COMPANY AND BASIS OF PRESENTATION

On May 5, 2026, Flex Ltd (‘‘Flex’’ or “Parent”) announced its plan to separate its businesses into two distinct, publicly traded companies (the “Separation”). Under the plan, Flex would execute a tax-free spinoff (the “Spin-off”) to Flex shareholders of its Cloud & Power Infrastructure business (“Spinco,” the “Company,” “we,” or “our”). Flex expects the transaction to be completed in the first half of calendar year 2027. The separation will be effected through a pro rata distribution of between approximately 88.0% to 94.0% of the outstanding shares of common stock of Spinco to Flex’s shareowners, with each Flex shareowner receiving shares of Spinco in proportion to their ownership of Flex common stock, in a transaction intended to be tax-free for U.S. federal income tax purposes. The separation, Spin-off and listing remain subject to final approval of Flex’s Board of Directors, our shareholders, and the High Court of the Republic of Singapore. There can be no assurances that a separation, spin-off or listing will occur.

Spinco is a global provider of end-to-end power and thermal management products and integrated infrastructure systems serving AI data centers and mission-critical applications. Through its critical power and electrical infrastructure portfolio, Spinco delivers electrification solutions that enable the efficient generation, distribution, and management of power. Deep expertise across critical power infrastructure, embedded and distributed power systems, power electronics, electrified architectures, advanced cooling, and compute integration allows Spinco to deliver coordinated system-level solutions designed to replace fragmented, multi-vendor approaches.

Spinco operates and reports its financial performance through two segments: (i) Power and (ii) Cloud & Cooling. The Power segment historically operated in Flex’s Industrial business unit and was presented within the results of the Reliability segment. Furthermore, the Cloud & Cooling segment historically operated in Flex’s Communications, Enterprise, & Cloud business unit and was presented within the results of the Agility segment. The Power and Cloud & Cooling segments are aligned with the end markets that the Company serves:

(i) Power is comprised of Critical Power and Embedded Power. These offerings address utility and facility-level power intake and distribution, as well as rack- and board-level power delivery. This segment supports grid modernization and related power infrastructure applications.

(ii) Cloud & Cooling includes IT Hardware and Cooling. This segment provides rack-scale integration and advanced liquid cooling solutions designed to support high-density deployments.

Basis of Presentation

These condensed combined financial statements have been derived from the consolidated financial statements and accounting records of Flex Ltd. These condensed combined financial statements reflect the combined historical results of operations, financial position and cash flows of the Company for the periods presented as historically operated within Flex in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”). The condensed combined financial statements may not be indicative of the Company’s future performance and do not necessarily reflect what the financial position, results of operations, and cash flows would have been had it operated as an independent company during the periods presented. Actual costs would depend on a number of factors, including the chosen organization structure, what functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Accordingly, the Company has determined that it is not practicable to estimate the actual costs that would have been incurred had it operated as a standalone company during those periods.

The condensed combined results for the interim periods are not necessarily indicative of results to be expected for the full year. They do not include all of the information and footnotes required by U.S. GAAP for complete financial statements, and should be read in conjunction with the Company’s financial statements and notes for the year ended March 31, 2026. In the opinion of management, the accompanying unaudited condensed combined financial statements reflect all adjustments necessary for a fair presentation of our financial position.

The first quarters for fiscal years 2027 and 2026 ended on June 26, 2026 and June 27, 2025, respectively, and are comprised of 87 days and 88 days, respectively.

All intracompany transactions have been eliminated. Intercompany transactions between Spinco and Flex are deemed to have settled immediately through Net Parent Investment. The net effect of deemed settled transactions is reflected in the combined statements of cash flows as a financing activity and in the combined balance sheets as net parent investment. Historically, Flex provided certain corporate support functions to the Company. The cost of such services were allocated to the Company based on direct usage when identifiable, with the remainder allocated on the basis of revenue, expenses, headcount or other relevant metrics. These costs are deemed settled in cash by Spinco to Flex in the period in which the costs were recorded within cost of sales or selling, general and administrative expenses in the combined statement of operations. Refer to Note 9 for additional information. Flex believes the basis on which the expenses have been allocated are a reasonable reflection of the utilization of services provided to, or the benefit received by, Spinco during the periods presented; however, they may not be indicative of actual expense that would have been incurred had the Company been operating as a standalone company for the periods presented. Going forward, the Company may perform these functions using its own resources or outsourced services. For an interim period, however, some of these functions may continue to be provided between Flex and the Company under a Transition Services Agreement following the separation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Estimates are based on several factors, including the facts and circumstances available at the time the estimates are made, historical experience, risk of loss, general economic conditions and trends, and the assessment of the probable future outcome. Actual results could differ from those estimates. Estimates and assumptions are reviewed periodically, and the effects of changes, if any, are reflected in the Combined Statements of Operations in the period in which they are determined.

Recently Issued Accounting Pronouncements

In November 2024, the FASB issued ASU 2024-03 “Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses”, which requires public entities to disclose specified information about certain costs and expenses. The guidance is effective for the Company beginning in the fourth quarter of fiscal year 2028 and will be applied retrospectively to all prior periods presented on its consolidated financial statements. The Company is currently evaluating the guidance to determine the impact on the Company’s disclosures. In January 2025, the FASB issued ASU 2025-01 on the same topic to clarify the amendments for ASU 2024-03 are effective for the Company in the fourth quarter of fiscal year 2028.

In December 2025, the FASB issued ASU 2025-12 “Codification Improvements”, which includes numerous refinements and enhancements, including clarifications on the accounting for the retirement of treasury stock among others. The guidance is effective for the company beginning in the first quarter of fiscal year 2028. The Company is currently evaluating the guidance to determine the method of adoption and impact on the Company’s disclosures.

2. BALANCE SHEET ITEMS

Inventories

The components of inventories, net of applicable lower of cost or net realizable value write-downs, were as follows:

	As of June 26, 2026	As of March 31, 2026
	(In millions)
Raw materials	$1,390	$1,151
Work-in-progress	199	225
Finished goods	224	222

	$1,813	$1,598

Goodwill and Other Intangible Assets

During the three-month period ended June 26, 2026, goodwill increased by $473 million from an acquisition completed in the first quarter of fiscal year 2027. See note 7 for further details.

The components of acquired intangible assets are as follows:

	As of June 26, 2026				As of March 31, 2026
	Weighted- Average Remaining Useful life (in Years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(In millions)
Intangible assets:
Customer-related intangibles	14.7	$524	$(96)	$428	$224	$(84)	$140
Licenses and other intangibles	10.6	370	(82)	288	193	(74)	119

Total		$894	$(178)	$716	$417	$(158)	$259

The gross carrying amounts of intangible assets are removed when fully amortized.

The estimated future annual amortization expense for acquired intangible assets is as follows:

Fiscal Year Ending March 31,	Amount
(In millions)
2027 (1)	$70
2028	89
2029	66
2030	59
2031	58
Thereafter	374

Total amortization expense	$716

(1)	Represents estimated amortization for the remaining nine-month period of the fiscal year ending March 31, 2027.

For the three-month periods ended June 26, 2026 and June 27, 2025, amortization expense included $2 million and $0 million, respectively, which were recorded in cost of sales, and $18 million and $13 million, respectively, which were recorded in intangible amortization.

Customer Working Capital Advances

Customer working capital advances were $257 million and $145 million as of June 26, 2026 and March 31, 2026, respectively. The customer working capital advances are not interest-bearing, do not generally have fixed repayment dates and are generally reduced as the underlying working capital is consumed in production or the customer working capital advance agreement is terminated.

Other Current Liabilities

Other current liabilities include customer-related accruals of $112 million and $102 million as of June 26, 2026 and March 31, 2026, respectively.

3. REVENUE

Contract Balances

A contract asset is recognized when the Company has recognized revenue, but not issued an invoice for payment. Contract assets are classified separately on the combined balance sheets and transferred to receivables when rights to payment become unconditional and invoiced.

A contract liability is recognized when the Company receives payments in advance of the satisfaction of performance. Contract liabilities, identified as deferred revenue, were $163 million and $100 million as of June 26, 2026 and March 31, 2026, respectively, of which $104 million and $67 million, respectively, is included in deferred revenue and customer working capital advances under current liabilities.

Disaggregation of Revenue

The following table presents the Company’s revenue disaggregated based on timing of transfer - Point in time (“PIT”) and over time (“OT”):

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
Timing of Transfer	(In millions)
Cloud & Cooling
Point in time	$959	$1,229
Over time	477	27

Total	1,436	1,256
Power
Point in time	571	336
Over time	195	34

Total	766	370
Spinco
Point in time	1,530	1,565
Over time	672	61

Total	$2,202	$1,626

Concentration of Risk

A significant portion of our revenues are concentrated with a number of customers. The comparability of customer concentrations for the periods presented are impacted by the timing of customer initiatives, market trends, and other fluctuations in demand. Revenues from each customer that were greater than 10% of total revenues were as follows:

	Three-Month Periods Ended
	June 26, 2026		June 27, 2025
	(In millions)
Customer (a)	$928	42%	$610	38%
Customer (b)	482	22%	545	34%

Revenues for customer (a) and customer (b) are reported in both the Cloud & Cooling and Power segments.

Total accounts receivables related to customers (a) and (b) amounted to 22% and 47% of total accounts receivables as of June 26, 2026.

4. SHARE-BASED COMPENSATION AND WARRANTS

Stock-Based Compensation Expense

The Company’s employees have historically participated in the Parents stock-based compensation plans. The combined statements of operations include all stock-based compensation expenses directly attributable to Spinco employees, as well as an allocation of any stock-based compensation expenses related to Flex corporate and other shared employees. Accordingly, the amounts presented are not necessarily indicative of future awards and do not necessarily reflect the results that the Business would have experienced as an independent company for the periods presented.

The compensation cost in the combined statements of operations of the stock-based compensation arrangements that have been attributed to the Company are as follows:

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
	(In millions)
Cost of sales	$2	$2
Selling, general and administrative expense	11	7

Total stock-based compensation expense	$13	$9

Warrant

On August 15, 2025, Flex issued a Warrant to the Warrantholder, a wholly-owned subsidiary of Amazon, to purchase up to an aggregate of 3,859,851 Warrant Shares, at an exercise price of $51.29 per share, which expires on August 15, 2030. The Warrant Shares are subject to vesting based on qualifying payments (as defined in the Warrant) for the purchase of all products and services by or on behalf of Amazon and its affiliates over the term of the Warrant.

The estimated fair value of the Warrant was determined as of the issuance date, using the Black-Scholes option pricing model. The following assumptions were used in the model:

As of August 15, 2025
Expected volatility	45.8%
Expected dividend yield	—%
Expected life	7 years
Risk-free interest rate	4.0%

The calculated fair value of each Warrant Share at the issuance date was $25.47. The Company recorded charges of $2 million during the three month period ended June 26, 2026. As of the quarter ended June 26, 2026, 0.1 million Warrant Shares have vested and are exercisable.

5. TRADE RECEIVABLES SALES PROGRAMS

The Company sells accounts receivables to certain third-party banking institutions under factoring programs. The outstanding balance of receivables sold and not yet collected on accounts where the Company has continuing involvement was $0.3 billion and $0.3 billion as of June 26, 2026 and March 31, 2026, respectively. For the three-month periods ended June 26, 2026 and June 27, 2025, total accounts receivable sold to certain third party banking institutions was $0.3 billion and $0.6 billion, respectively. The receivables that were sold were removed from the condensed consolidated balance sheets and the cash received was included as cash provided by operating activities in the condensed consolidated statements of cash flows.

6. COMMITMENTS AND CONTINGENCIES

The Company is subject to routine legal proceedings, as well as demands, claims and threatened litigation that arise in the normal course of business. The ultimate outcome of any litigation is often uncertain and unfavorable outcomes could have a negative impact on the results of operations and financial condition. The Company regularly reviews the status of each significant matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount or the range of loss can be estimated, the Company accrues a liability for the estimated loss. Legal proceedings are subject to uncertainties, and the outcomes are difficult to predict. Because of such uncertainties, accruals are based on the Company’s judgments using the best information available at the time.

The Company determined that no disclosure of estimated loss is required for a claim against us because: (i) there is not a reasonable possibility that a loss exceeding amounts already recognized (if any) may be incurred with respect to such claim; (ii) a reasonably possible loss or range of loss cannot be estimated; or (iii) such estimate is immaterial.

7. BUSINESS ACQUISITIONS

On May 1, 2026, the Company completed the acquisition of 100% ownership of Electrical Power Products, Inc. (“EPP”), a U.S. leader in critical power solutions for a total estimated purchase consideration of $1.2 billion in cash. The allocation of the purchase price to tangible and identifiable intangible assets acquired and liabilities assumed is based on their estimated fair values as of the date of the acquisition. The business is included in the Power segment. Additional information which existed as of the acquisition date, may become know to the Company during the remainder of the measurement period, a period which is not to exceed 12 months from the date of the acquisition. Changes to amounts recorded as assets and liabilities may result in a corresponding adjustment to goodwill during the measurement period.

The following represents the Company’s initial allocation of the total purchase price to the acquired assets and liabilities of the acquired business (in millions):

ASSETS	Amount ($M)
Current Assets:
Cash	$23
Accounts receivable	69
Inventory	99
Contract assets	62
Other current assets	5

Total current assets	258
Operating lease right-of-use assets, net	1
Property and equipment	44
Intangible assets	478
Goodwill	473

Total assets	$1,254

LIABILITIES AND PURCHASE CONSIDERATION
Current Liabilities:
Accounts payable	$10
Deferred revenue	36
Accrued liabilities	11
Operating lease liabilities	1
Other current liabilities	9

Total liabilities	67

Total purchase consideration	$1,187

The following represents the Company’s initial allocation of intangible assets identified in the purchase price allocation of the acquired business (in millions):

	Amount ($M)	Estimated Useful Life
Identifiable Intangible Assets
Trade Names	$132	15 years
Know-How	46	10 years
Backlog	44	2 years
Customer Relationships	256	20 years

Total	$478

8. SEGMENT REPORTING

The Company’s Chief Commercial Officer is our Chief Operating Decision Maker (“CODM”) who evaluates how we allocate resources, assess performance and make strategic and operational decisions. Based on such evaluation, the Company determined as of and for the period ended June 26, 2026, that Spinco has two operating and reportable segments.

The Power segment is comprised of Critical Power and Embedded Power. These offerings address utility and facility-level power intake and distribution, as well as rack- and board-level power delivery. This segment supports grid modernization and related power infrastructure applications.

The Cloud & Cooling segment includes IT Hardware and Cooling. This segment provides rack-scale integration and advanced liquid cooling solutions designed to support high-density deployments.

The determination of the separate operating and reporting segments is based on several factors, including the nature of products and services, the nature of production processes, customer base, delivery channels and similar economic characteristics.

An operating segment’s performance is evaluated based on its segment income. The CODM compares actual segment income to budgeted financial performance in allocating resources and assessing segment performance. Segment income is defined as net sales less cost of sales and segment selling, general and administrative expenses, and does not include corporate and other expense, amortization of intangibles, stock-based compensation, certain restructuring charges, legal and other, interest expense, and other charges (income).

Selected financial information by segment is in the tables below:

Three Months Ended June 26, 2026	Cloud & Cooling	Power	Total
Net Sales	$1,436	$766	$2,202
Segment cost of sales	(1,299)	(629)
Segment selling, general and administrative expenses	(25)	(35)

Segment income	$112	$102	$214

Corporate & other expense(1)			$4
Intangible amortization			20
Stock-based compensation			13
Interest expense			1
Legal and other(2)			12

Income before income taxes			$164

(1)	Corporate and other primarily includes corporate service costs that are not included in the CODM’s assessment of the performance of each of the identified reportable segments.
(2)	Legal and other primarily consists of one-time acquisition costs related to acquisitions made by the Company including Electrical Power Products, Inc.

Three Months Ended June 27, 2025	Cloud & Cooling	Power	Total
Net Sales	$1,256	$370	$1,626
Segment cost of sales	(1,126)	(306)
Segment selling, general and administrative expenses	(23)	(20)

Segment income	$107	$44	$151

Corporate & other expense(1)			$3
Intangible amortization			13
Stock-based compensation			9
Restructuring charges(2)			1
Interest expense			2
Legal and other (3)			3
Other charges (income), net			2

Income before income taxes			$118

(1)	Corporate and other primarily includes corporate service costs that are not included in the CODM’s assessment of the performance of each of the identified reportable segments.

(2)	Restructuring charges primarily consist of charges related to employee severance, including an allocation of corporate severance charges.
(3)	Legal and other consists of one-time acquisition costs related to acquisitions made by the Company including Bielsko Biala and other contemplated acquisitions.

The Company does not disclose total assets by segment as this is not provided to the CODM.

Property and equipment on a segment basis is not separately identified and is not internally reported by segment to the Company’s CODM as described above.

During the three-month periods ended June 26, 2026 and June 27, 2025, total depreciation expense, including amounts allocated to the reportable segments, is as follows:

	Three-Month Periods Ended
	June 26, 2026	June 27, 2025
	(In millions)
Depreciation expense:
Cloud & Cooling	$9	$10
Power	12	6

Total depreciation expense	$21	$16

9. RELATED PARTY TRANSACTIONS

The combined financial statements have been prepared on a standalone basis and are derived from the consolidated financial statements and accounting records of Flex. The following discussion summarizes activity between the Company and Flex.

Corporate allocations

The combined financial statements reflect allocations of certain expenses from the Parent including, but not limited to, legal, accounting, information technology, human resources and other infrastructure support. For the three-month periods ended June 26, 2026 and June 27, 2025, the cost of these services allocated to the Company included $7 million and $2 million, respectively, which were recorded in cost of sales, and $45 million and $31 million, respectively, which were recorded in selling, general, and administrative expense. In addition to corporate allocated costs, stock-based compensation expense for corporate and shared employees amounted to $11 million and $8 million for the three-month periods ended June 26, 2026 and June 27, 2025, respectively.

Cash management and net parent investment

Flex uses a centralized approach for the purpose of cash management and financing of its operations. The Company’s excess cash is transferred to Flex, and Flex funds the Company’s operating and investing activities as needed. The Parent operates a centralized non-interest-bearing cash pool in the U.S. and regional interest-bearing cash pools outside of the U.S. The total net effect of the settlement of these intercompany transactions is reflected in the combined statements of cash flows as a financing activity and in the combined balance sheets as net parent investment.

10. SUBSEQUENT EVENTS

On September 3, 2026, the Company announced that it entered into a definitive agreement to purchase of Charge Parent, LLC and Subsidiaries, who designs, develops, and manufactures premier utility-scale inverters, for a purchase price of $4.4 billion, including customary closing adjustments, in an all-cash transaction. The acquisition broadens the Company’s power portfolio and deepens its utility presence.

The acquisition will be accounted for as a business combination using the acquisition method of accounting. Due to the timing of the closing date, the Company is still evaluating the fair values of the assets acquired and liabilities assumed as of the acquisition date. The initial accounting for the business combination is incomplete as of the issuance date of these financial statements, and the Company continues to assess, among other items, the valuation of acquired tangible and identifiable intangible assets, assumed liabilities and related tax effects. Based on preliminary analyses, identifiable intangible assets and goodwill are expected to represent substantially all of the acquisition value; however, these estimates are subject to change, which could be material, as the Company finalizes its valuation analyses.

The Company evaluated subsequent events for recognition or disclosure through September 15, 2026, the date the combined financial statements were available to be issued.

Charge Parent, LLC and Subsidiaries

Consolidated Financial Statements

December 31, 2025 and 2024

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Charge Parent, LLC.

Opinion

We have audited the accompanying consolidated financial statements of Charge Parent, LLC. and its subsidiaries (the “Company”), which comprise the consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of operations, of comprehensive loss, of changes in members’ equity and of cash flows for the years then ended, including the related notes (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, the Company changed the manner in which it accounts for redeemable preferred units, leases and goodwill as of January 1, 2024. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

San Diego, California

May 8, 2026, except for the change in the manner in which the Company accounts for redeemable preferred units, leases and goodwill discussed in Note 1 to the consolidated financial statements, as to which the date is August 31, 2026

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$114,644,573	$26,859,891
Restricted cash	2,110,111	1,590,626
Accounts receivable, net	57,713,079	38,855,102
Inventories	45,586,398	26,180,545
Prepaid expenses and other	12,405,668	2,932,491
Due from related parties	8,284,607	5,321,125
Inflation reduction act energy tax credit	22,490,262	10,046,400

Total current assets	263,234,698	111,786,180
Property and equipment, net	12,057,439	5,838,714
Goodwill	110,180,146	110,180,146
Intangible assets, net	45,927,325	54,956,849
Right-of-use asset, operating	15,762,051	6,802,016
Other assets	2,735,649	1,002,253

Total assets	$449,897,308	$290,566,158

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$32,882,190	$20,054,549
Accrued expenses	17,012,917	13,811,333
Contingent consideration	—	1,590,626
Current portion of unearned warranty revenue	2,458,103	659,753
Current portion of operating lease liability	1,311,508	658,074
Customer deposits	129,541,131	6,880,618
Short-term debt	48,924	7,522,793

Total current liabilities	183,254,773	51,177,746
Operating lease liability, net	15,800,932	7,209,075
Unearned warranty revenue, net	13,651,911	12,378,253
Long-term debt	33,370,562	40,467

Total liabilities	246,078,178	70,805,541
Commitments and contingencies (Note 18)
Mezzanine equity:
Preferred units (176,225 issued and outstanding as of December 31, 2025 and 2024; redemption amount of $264,336,176)	201,569,250	193,559,796
Members’ equity:
Series A units (58,742 issued and outstanding as of December 31, 2025 and 2024)	58,741,137	58,741,137
Accumulated deficit	(56,682,515)	(32,482,532)
Accumulated other comprehensive income (loss)	191,258	(57,784)

Total members’ equity	2,249,880	26,200,821

Total liabilities, mezzanine equity, and members’ equity	$449,897,308	$290,566,158

See notes to consolidated financial statements

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the years ended December 31,
	2025	2024
Net sales	$180,343,270	$99,949,611
Net sales - related parties	15,447,602	27,707,974

Total net sales	195,790,872	127,657,585
Operating expenses
Cost of goods sold (exclusive of depreciation and amortization expense)	163,034,413	98,423,877
Research and development	14,978,460	11,839,001
Selling, general and administrative expenses	29,229,641	28,280,959
Depreciation and amortization expense	10,785,049	10,036,669

Total operating expenses	218,027,563	148,580,506

Operating loss	(22,236,691)	(20,922,921)
Other income (expense)
Interest expense	(800,198)	(18,710)
Other income	997,881	959,504
Other taxes	(459,183)	(1,154,457)
Loss on foreign currency transactions	(90,947)	(58,686)

Other income (expense), net	(352,447)	(272,349)

Loss before taxes	(22,589,138)	(21,195,270)
Income tax expense	186,522	162,711

Net loss	$(22,775,660)	$(21,357,981)

See notes to consolidated financial statements

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	For the years ended December 31,
	2025	2024
Net loss	$(22,775,660)	$(21,357,981)
Other comprehensive loss:
Foreign currency translation gains (losses)	249,042	(133,132)

Total comprehensive loss	$(22,526,618)	$(21,491,113)

See notes to consolidated financial statements

Charge Parent, LLC and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

	Series A units		Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Members’ Equity
	Unit	Amount	Amount	Amount	Amount	Amount
Balance at December 31, 2023	59,241	$59,103,408	$(4,922,638)	$(5,448,630)	$75,348	$48,807,488
Repurchase and cancellation of shares	(548)	(411,250)	1,645,000	—	—	1,233,750
Member contributions	49	48,979	(167,929)	—	—	(118,950)
Unit-based compensation	—	—	5,466,146	—	—	5,466,146
Accretion of redeemable preferred stock	—	—	(2,020,579)	(5,675,921)	—	(7,696,500)
Net loss	—	—	—	(21,357,981)	—	(21,357,981)
Foreign currency translation adjustments	—	—	—	—	(133,132)	(133,132)

Balance at December 31, 2024	58,742	$58,741,137	$—	$(32,482,532)	$(57,784)	26,200,821
Unit-based compensation	—	—	6,585,132	—	—	6,585,132
Accretion of redeemable preferred stock	—	—	(6,585,132)	(1,424,323)	—	(8,009,455)
Net loss	—	—	—	(22,775,660)	—	(22,775,660)
Foreign currency translation adjustments	—	—	—	—	249,042	249,042

Balance at December 31, 2025	58,742	$58,741,137	$—	$(56,682,515)	$191,258	$2,249,880

See notes to consolidated financial statements

CONSOLIDATED STATEMENTS OF CASH FLOW

	For the years ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(22,775,660)	$(21,357,981)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	1,755,525	847,305
Amortization of intangible assets	9,029,524	9,189,364
Amortization of debt issue costs	158,915	—
Unit-based compensation	6,585,132	5,466,146
Discount on inflation reduction act energy tax credit transfer	2,552,862	1,561,200
Noncash lease expense	285,255	350,467
Inventory write down	4,484,658	670,062
Noncash other items, net	19,144	26,926
Changes in operating assets and liabilities:
Accounts receivable	(18,877,121)	(11,553,600)
Inventories	(23,890,511)	10,779,045
Prepaid expenses and other	(9,473,177)	(393,603)
Due from related parties	(2,963,482)	(4,969,438)
Other assets	(352,227)	(579,074)
Accounts payable	12,644,674	(2,277,339)
Accrued expenses	2,393,144	3,352,525
Inflation reduction act energy tax credit accrual	(14,996,724)	7,907,400
Customer deposits	122,660,513	(4,808,376)
Unearned warranty revenue	3,072,009	6,791,859

Net cash provided by operating activities	72,312,453	1,002,888

Cash flows from investing activities:
Capital expenditures	(8,766,480)	(2,149,926)
Proceeds from disposal of assets	—	41,533

Net cash used in investing activities	(8,766,480)	(2,108,393)

Cash flows from financing activities:
Distribution from loan	35,000,000	7,500,000
Payments of loan closing costs	(1,325,000)	(145,000)
Principal payments on debt	(7,534,951)	(51,042)
Payments of contingent consideration	(1,590,626)	—
Member contributions	—	27,988

Net cash provided by financing activities	24,549,423	7,331,946

Effect of exchange rate changes on cash and cash equivalents	208,771	(122,365)

Net change in cash and cash equivalents and restricted cash	88,304,167	6,104,076
Cash and cash equivalents and restricted cash at beginning of period	28,450,517	22,346,441

Cash and cash equivalents and restricted cash at end of period	$116,754,684	$28,450,517

See notes to consolidated financial statements

CONSOLIDATED STATEMENTS OF CASH FLOW

	For the years ended December
	2025	2024
Supplemental disclosure of cash flow information:
Cash paid for interest	399,096	6,518
Cash paid for income taxes	67,702	3,664
Non-cash capital expenditures	708,225	342,374

See notes to consolidated financial statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Charge Parent, LLC and Subsidiaries (the Company) designs, develops, and manufactures premier utility-scale inverters. The Company is based in Poway, California, and has manufacturing facilities located in California and South Carolina. The Company also has an engineering and sales branch in Finland. Primarily serving the utility and C&I sectors, the Company focuses on energy storage and solar power conversion. The Company’s main product line includes the M Inverter, a 662 kW inverter for utility-scale and commercial applications, and the M-Rack, a liquid-cooled configuration of the M inverter. The M inverter is sold in M systems which range from 2-6 MW for utility grade applications to support solar, storage, and data center markets. Additionally, the Company sells the 1 MW – 6 MW CAB1000 for utility-grade applications, and the 250 kW – 500 kW Power Drawer for business and facility applications. The Company’s solutions are fully scalable and have been deployed at 100+ MW sites. Serving customers globally, the Company’s products are certified to North American Standards (UL1741 / IEEE1547 / CSA 22.2), as well as Australian and European standards and grid codes (IEC / VDE), and quality standards, including ISO 9001:2015.

Foreign operations in Finland, after intercompany eliminations, account for less than 1% of the Company’s net sales and net assets for the years ended December 31, 2025 and December 31, 2024.

Principles of Consolidation

The consolidated financial statements include the assets, liabilities and operating results of Charge Parent, LLC, a Delaware limited liability company, along with its wholly owned subsidiaries, EPC Power Corp. and EPC Power Oy. Intercompany balances and transactions have been eliminated in consolidation.

Financial Statement Preparation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in preparing the Company’s consolidated financial statements include, but are not limited to, the following: the valuation of inventories, valuation of goodwill, intangible assets and long-lived assets, valuation of lease assets and liabilities, valuation allowances for deferred tax assets, product warranty accrual, bonus accrual, and evaluation of contingencies associated with potential litigation.

Foreign Currency Translation

Assets and liabilities of EPC Finland are translated into U.S. dollars at the exchange rates in effect at the consolidated balance sheet dates. Income and expense items are translated at the average exchange rate during the year. Unrealized currency translation adjustments are included as a separate component of accumulated other comprehensive income (loss), within members’ equity.

Fair Value Measurements

US GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.

US GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are described below:

•	Level 1 - Valuation is based on quoted prices for identical assets or liabilities in active markets;

•

Level 2 - Valuation is based on quoted prices for similar assets or liabilities in active markets or other inputs that are observable for the asset or liability, either directly or indirectly, for the full term of the financial instrument; and

•

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

As of December 31, 2025 the Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and debt. Given their short-term nature, the carrying amounts of cash and cash equivalents, receivables, accounts payable, and accrued expenses generally approximate their fair values. Additionally, the Company believes the carrying amounts of the variable-rate borrowings, if any, approximate fair value.

Certain nonfinancial assets, including property and equipment, operating lease right-of-use assets and finite-lived intangible assets, are not measured at fair value on a recurring basis. These assets are evaluated for impairment when events or changes in circumstances indicate that their carrying amounts may not be recoverable. If an asset group is determined to be not recoverable, the Company measures the asset group at fair value on a nonrecurring basis for purposes of determining the impairment loss. Such fair value measurements are generally determined using valuation techniques that incorporate significant unobservable inputs and are therefore classified within Level 3 of the fair value hierarchy.

Goodwill and indefinite-lived intangible assets are evaluated for impairment annually or more frequently if events or changes in circumstances indicate that potential impairment exists. Fair value measurements of reporting units and indefinite-lived intangible assets used in quantitative impairment assessments are generally classified within Level 3 of the fair value hierarchy.

Cash and Cash Equivalents and Restricted Cash

The Company considers cash and highly liquid investments with a maturity of three months or less at the time of purchase to be cash and cash equivalents. Cash and cash equivalents are stated at cost, which approximates or equals fair value due to their short-term nature. The Company is required to maintain restricted cash primarily pertaining to a debt service reserve account that may be used as collateral which is included in restricted cash in the accompanying consolidated balance sheets.

Accounts Receivable

Accounts receivable consists of trade accounts arising in the normal course of business. The Company recognizes an allowance for credit losses for trade and other receivables to present the net amount expected to be collected as of the consolidated balance sheet date. Such allowance is based on the expected credit losses which includes consideration of historical losses as well as past, current, and future events as of the balance sheet date. Receivables are written off when the Company determines that such receivables are deemed uncollectible. The Company pools its receivables based on similar risk characteristics in estimating its expected credit losses. In situations where a receivable does not share the same risk characteristics with other receivables, the Company measures those receivables individually. The Company also continuously evaluates such pooling decisions and adjusts as needed from period to period as risk characteristics change. The allowance for expected credit losses was not material as of December 31, 2025 and 2024.

Prepaid Expenses

Prepaid expenses consist primarily of prepaid purchases, prepaid insurance, prepaid subscriptions, and other fees paid in advance. Amortization is calculated using the straight-line method.

Property and Equipment

Property and equipment acquired as part of an acquisition are recorded at fair market value, and those purchased thereafter are recorded at cost. Major improvements and betterments are capitalized. Maintenance and repairs are expensed as incurred. When assets are retired or otherwise disposed, their costs and related accumulated depreciation are removed from the accounts and resulting gains or losses are included in income. Property and equipment are depreciated over estimated useful lives as outlined below. Depreciation is calculated using the straight-line method for financial purposes and accelerated methods for income tax purposes.

Estimated Useful Life (in Years)
Machinery and equipment	3 - 7
Vehicles	5
Leasehold improvements	3 - 10
Office equipment	3 - 5

Goodwill and Intangible Assets

Goodwill is an asset representing the future economic benefits arising from other assets during an acquisition that are not individually identified and separately recognized. Goodwill is not amortized; but rather, the Company reviews goodwill for impairment annually in the fourth quarter or more frequently whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. No impairment in the carrying value of Goodwill was observed during 2025 or 2024.

Intangible assets are amortized on a straight-line basis over their estimated useful lives. The amortization method reflects an approximate allocation of the costs of the intangible assets in proportion to the economic benefits obtained by the Company each year.

The estimated useful lives of the Company’s intangible asset classes are as follows:

Estimated Useful Life (in Years)
Tradename	15
Developed technology	7
Patents	14
Backlog	2
Customer relationships	10

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets, including definite lived intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. No impairment losses were incurred for the years ended December 31, 2025 and 2024.

Advertising

The Company expenses the cost of advertising as incurred. Advertising expenses totaled $1,090,387 and $1,201,021 for the years ended December 31, 2025 and 2024, respectively. Advertising expenses are included in selling, general and administrative expenses in the accompanying consolidated statements of operations and comprehensive loss.

Shipping and Handling Costs

Shipping and handling costs charged to customers have been included in net sales in the accompanying consolidated statements of operations and comprehensive loss. Shipping and handling costs incurred by the Company are included in cost of goods sold in the accompanying consolidated statements of operations and comprehensive loss.

Research and Development

Research and development costs are expensed as incurred.

Sales Taxes

The Company’s policy is to present sales taxes from customers, which are then remitted to governmental authorities, on a net basis. The Company records the amounts collected as a current liability and relieves such liability upon remittance to the taxing authority without impacting revenue recognized. As of December 31, 2025 and 2024, the Company recorded a reserve of $1,496,525 and $1,074,628, respectively, primarily related to sales tax exposure for the periods prior to 2024.

Leases

At lease inception, leases are classified as either finance leases or operating leases with the associated right-of-use asset and lease liability measured at the net present value of future lease payments. Operating leases are expensed on a straight-line basis as lease expense over the noncancelable lease term.

Inflation Reduction Act Energy Tax Credit

In August 2022, the Inflation Reduction Act (IRA) was enacted, introducing clean energy tax incentives, notably the advanced manufacturing production credit (Section 45X). This credit pertains to each domestically produced and sold clean energy component, including utility inverters, which aligns with the Company’s primary product line of premium utility-scale inverters.

Manufacturers have the option to either receive a direct payment from the Internal Revenue Service or transfer the tax credit. The Company elected to transfer all tax credits earned in 2025 and 2024 to an unrelated eligible taxpayer.

Effective January 1, 2025, the Company changed its accounting principle for the presentation of Section 45X credits from recognizing the credits within other income to presenting the credits as a reduction of cost of goods sold. The Company accounts for the Section 45X credits as government grants by analogy to International

Accounting Standard 20, Accounting for Government Grants and Disclosure of Government Assistance (“IAS 20”). The Company believes the new accounting principle is preferable because the Section 45X credits are generated from the Company’s qualifying manufacturing activities and presenting the credits as a reduction of cost of goods sold more closely associates the benefit of the credits with the related manufacturing costs.

The Company applied this change in accounting principle retrospectively to all periods presented. Accordingly, for the year ended December 31, 2024, the Company reclassified $13.9 million of Section 45X tax credit income from other income to cost of goods sold.

As a result, cost of goods sold decreased by $13.9 million and loss from operations decreased by $13.9 million for the year ended December 31, 2024. The change had no effect on loss before income taxes, net loss, loss per share, or total shareholders’ equity, and therefore no cumulative-effect adjustment to beginning accumulated deficit was required. For the year ended December 31, 2025, $36.2 million of Section 45X tax credits was recognized as a reduction of cost of goods sold.

Section 45X tax credits earned by the Company and expected to be transferred are recognized as current receivables in the consolidated balance sheets. Cash proceeds from transfers of the credits are classified within operating activities in the consolidated statements of cash flows.

In December of 2023, the Company entered into an agreement to sell $39.6 million of Section 45X tax credits generated during 2024 and 2023 for aggregate cash proceeds of $36.3 million. The Company received initial cash proceeds of $26.3 million during the year ended December 31, 2024 and received the remaining cash proceeds of $10.0 million during the year ended December 31, 2025.

In August of 2025, the Company entered into a separate agreement to sell $42.5 million of Section 45X tax credits generated during 2025 for aggregate cash proceeds of $40.0 million. The Company received initial cash proceeds of $17.5 million during the year ended December 31, 2025, with the remaining cash proceeds of $22.5 million subsequently received in March of 2026.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers. Under this guidance, the Company recognizes revenue when control of promised goods or services transfers to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services, applying the following five-step model: (i) identification of the contract with a customer; (ii) identification of the performance obligations in the contract; (iii) determination of the transaction price; (iv) allocation of the transaction price to the performance obligations; and (v) recognition of revenue as, or when, the performance obligations are satisfied.

The Company identifies contracts with customers that create enforceable rights and obligations and for which collection of consideration is probable. Performance obligations under these contracts generally consist of the sale of products, services, and extended warranty arrangements. Assurance-type warranties, which only guarantee that a product will perform as intended in accordance with published specifications, are not considered separate performance obligations and are accounted for as warranty obligations under other applicable guidance.

The transaction price is determined based on fixed contractual pricing, adjusted, where applicable, for variable consideration such as estimated product returns, warranty obligations, and other similar items. Variable consideration is included in the transaction price only to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty is subsequently resolved. For contracts containing multiple performance obligations, the transaction price is allocated to each distinct performance obligation on a relative standalone selling price basis.

Revenue is recognized when, or as, the Company satisfies each performance obligation, either at a point in time or over time, depending on the nature of the goods or services promised and the pattern in which control transfers to the customer.

Share-Based Compensation

Share-based compensation expense for equity-classified awards, related to profits interest, is measured at the grant date based on the estimated fair value of the award and is recognized over the employee’s requisite service period.

The fair value of the profits interest is estimated on the date of grant using the option pricing model that uses assumptions noted in the following table for the years ended December 31:

	2025	2024
Expected annual dividend yield	N/A	N/A
Expected volatility	60%	60%
Discount for lack of marketability	17%	17%
Risk-free rate of return (weighted)	3.51% to 4.65%	3.51% to 4.65%
Expected option term (years)	4	4

The expected term of the time-based units granted is determined based on the period the units granted are expected to be outstanding. The risk-free rate for periods within the contractual life of the unit is based on the U.S. Treasury yield curve in effect at the time of grant. The expected volatility is based on the Company’s structure and volatility of similar entities referred to as guideline companies. In determining similar entities, the Company considered industry, stage of life cycle, size, and financial leverage. The dividend yield on the Company’s stock is assumed to be zero since the Company has not historically paid dividends. The fair value of the underlying company stock is determined using valuation techniques, which includes an income approach and a market approach to determining fair value. Forfeitures are accounted for when they occur.

Income Taxes

The Company accounts for income taxes under the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in the period that includes the enacted date. A valuation allowance is recorded when it is more-likely-than-not some of the deferred tax assets may not be realized. Significant judgment is applied when assessing the need for a valuation allowance and the Company considers all available positive and negative evidence, including future taxable income, reversals of existing deferred tax assets and liabilities and ongoing prudent and feasible tax planning strategies in making such assessment. Should a change in circumstances lead to a change in judgment regarding the utilization of deferred tax assets in future years, the Company will adjust the related valuation allowance in the period such change in circumstances occurs.

The Company records uncertain tax positions on the basis of the two-step process in which (i) it determines whether it is more-likely-than-not that the tax positions will be sustained on the basis of the technical merits of the position and (ii) for those tax positions that meet the more-likely-than-not recognition threshold, the Company would recognize the largest amount of tax benefit that is more than 50% likely to be realized upon ultimate settlement with the related tax authority. The Company classifies interest and penalties recognized on uncertain tax positions as a component of income tax expense.

Change in Accounting Policy

The accompanying consolidated financial statements have been prepared in accordance with U.S. GAAP and the applicable requirements of Regulation S-X for inclusion in a filing with the Securities and Exchange Commission pursuant to Rule 3-05 of Regulation S-X. Solely for purposes of these financial statements, the Company is considered a public business entity because its financial statements are included in an SEC filing. Accordingly, the financial statements reflect the accounting principles, adoption dates, and disclosure requirements applicable to public business entities.

The following items were changed to align with the public-company external reporting requirements:

The Company discontinued its amortization of goodwill using the straight-line method over ten years and testing for impairment upon a triggering event to assessing goodwill for impairment at least annually, or more frequently if a triggering event occurs. Goodwill is not subject to amortization in the accompanying consolidated financial statements and was tested for impairment at the reporting unit level.

The Company also adopted a change to distinguish temporary, or mezzanine, equity from permanent equity. Under this new method, the Preferred Units were classified as temporary equity and presented in the ‘Mezzanine equity’ section of the consolidated balance sheets. The carrying value is also accreted to the redemption value through the earliest contractual redemption date using the interest method.

Finally, the Company has applied an incremental borrowing rate to measure operating lease liabilities and right-of-use assets when the rate implicit in the lease is not readily determinable, rather than using a risk-free rate as the discount rate.

These accounting changes were applied retrospectively to the earliest period presented, resulting in a cumulative effect that was recorded as an adjustment of $14,415,235 to opening accumulated deficit and an adjustment of $(9,639,180) to opening additional paid-in capital as of January 1, 2024.

The impacts of these changes on certain financial statement line items in the Company’s consolidated balance sheets and consolidated statements of operation were as follows:

Consolidated Balance Sheet as of December 31, 2025	As Reported	Effect of Change	As Adjusted
Goodwill	$73,728,881	$36,451,265	$110,180,146
Right-of-use asset, operating	$19,555,900	$(3,793,849)	$15,762,051
Current portion of operating lease liability	$2,950,587	$(1,639,079)	$1,311,508
Operating lease liability, net	$17,955,702	$(2,154,770)	$15,800,932
Mezzanine equity
Preferred units	$176,224,117	$25,345,133	$201,569,250
Members’ equity
Additional paid-in capital	$18,244,890	$(18,244,890)	$—
Accumulated deficit	$(86,033,536)	$29,351,021	$(56,682,515)

Consolidated Balance Sheet as of December 31, 2024
Goodwill	$84,746,895	$25,433,251	$110,180,146
Right-of-use asset, operating	$8,887,798	$(2,085,782)	$6,802,016
Current portion of operating lease liability	$1,399,586	$(741,512)	$658,074
Operating lease liability, net	$8,553,346	$(1,344,271)	$7,209,075
Mezzanine equity
Preferred units	$176,224,117	$17,335,679	$193,559,796
Members’ equity	$—
Additional paid-in capital	$11,659,758	$(11,659,758)	$—
Accumulated deficit	$(52,239,862)	$19,757,330	$(32,482,532)

Consolidated Statement of Operations for the year ended December 31, 2025
Depreciation and amortization expense	$21,803,064	$(11,018,015)	$10,785,049
Net loss[1]	$(33,793,674)	$11,018,015	$(22,775,660)

Consolidated Statement of Operations for the year ended December 31, 2024
Depreciation and amortization expense	$21,054,684	$(11,018,015)	$10,036,669
Net loss[1]	(32,375,997)	11,018,015	(21,357,981)

(1)	Certain amounts in the accompanying table may not add due to rounding.

Recent Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU No. 2023-09 enhances the transparency and decision usefulness of income tax disclosures. The amendments in this ASU require consistent categories and greater disaggregation of information in the rate of reconciliation and income taxes paid disaggregated by jurisdiction. ASU No. 2023-09 is effective for fiscal years beginning after

December 15, 2024. Early adoption is permitted. The amendments in this ASU should be applied on a prospective basis. Retrospective application is permitted. The Company adopted the new requirements on January 1, 2025 on a prospective basis.

New Accounting Pronouncements Not Yet Adopted

In January 2024, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2024-01 — Compensation—Stock Compensation (Topic 718): Scope Application of Profits Interest and Similar Awards. This update provides clarification on the application of stock compensation guidance to profits of interest and similar awards. ASU No. 2024-01 is effective for the Company for fiscal years beginning after December 15, 2025. The Company will adopt the new requirements starting in 2026 on a prospective basis.

In July 2025, the FASB issued ASU 2025-05, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets, which permits entities to elect a practical expedient to assume current conditions as of the balance sheet date will not change for the remaining life of accounts receivable and contract assets when developing forecasts as part of estimating expected credit losses. The amendments in ASU 2025-05 are effective for fiscal years beginning after December 15, 2025, and interim periods within those fiscal years, with early adoption permitted. The amendments should be applied prospectively. The Company is currently evaluating the impact of this standard on its consolidated financial statements.

In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses.” The update requires entities to tabularly disclose in the footnotes to the financial statements, the amounts of purchased inventory, employee compensation, intangible asset amortization, and depreciation included in each relevant expense caption. The standard also requires disclosure of the amount, and a qualitative description of, other items remaining in relevant expense captions that are not separately disaggregated. This update is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Early adoption and both prospective and retrospective application are permitted. The Company is currently assessing the effect of this update.

In September 2025, the FASB issued ASU 2025-06, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 35040): Targeted Improvements to the Accounting for Internal-Use Software, which removes all references to software development project stages and requires entities to start capitalizing software costs when both of the following occur: (i) management has authorized and committed to funding the software project and (ii) it is probable that the project will be completed and the software will be used to perform the function intended. The amendments in ASU 2025-06 are effective for fiscal years beginning after December 15, 2027, and interim periods within those fiscal years, with early adoption permitted as of the beginning of a fiscal year. The amendments can be applied prospectively, retrospectively, or via a modified prospective transition method. The Company is currently evaluating the impact of ASU 2025-6 on its consolidated financial statements.

In December 2025, the FASB issued ASU 2025-10, “Accounting for Government Grants Received by Business Entities” (“ASU 202510”), which establishes the accounting and presentation for government grants received by a business entity. ASU 2025-10 is effective for annual reporting periods beginning after December 15, 2028, and interim reporting periods within those annual reporting periods. Early adoption is permitted. ASU 2025-10 permits an entity to apply the new guidance using a modified prospective basis, a modified retrospective basis, or a full retrospective basis. The Company is currently evaluating the impact of ASU 2025-10 on its consolidated financial statements and does not expect the adoption of this guidance to have a material impact on its consolidated financial statements.

Note 2. Business Combination

On September 9, 2022, EPC Power Corp. and its wholly owned subsidiary were acquired by Charge Parent, LLC. The purchase price of the acquisition was $178,054,777, net of cash acquired of $6,950,140. The acquisition was funded with operating cash, debt assumed of $10,000,000, rollover equity of $93,445,000 and contingent consideration of $5,203,000. The rollover equity and contingent consideration were valued by a valuation specialist. The business combination was completed to achieve certain financial objectives, including the goals of bolstering profitability, enhancing overall financial performance, maximizing shareholder value, and optimizing access to capital markets.

The acquisition was accounted for under the acquisition method of accounting under ASC Topic 805, Business Combinations. Goodwill recognized in the acquisition was attributable to the future operations of the Company. The goodwill related to this acquisition is not deductible for income tax purposes.

The contingent consideration was related to two revenue targets and an indemnification period to be completed on the third anniversary of the acquisition date. The first revenue target was based on the one-year period starting on the date of inception, September 9, 2022. The second revenue target was based on the period beginning January 1, 2022, and ending December 31, 2023. If a revenue target was not met, the Company would collect from the escrow an amount disclosed in the purchase agreement and exercise its call right of Series A units and Preferred units. On the third anniversary of the original acquisition date, the remaining cash balance in escrow would be disbursed to rollover shareholders.

During the year ended December 31, 2024, the Company resolved a portion of the contingent consideration linked to the second revenue target. This led to the Company receiving funds from escrow and exercising its call option for Series A and Preferred units.

As of December 31, 2024, the contingent consideration was $1,590,626, which was paid out in September 2025.

Note 3. Revenue Recognition

The Company recognizes revenue when a good or service promised in a contract (i.e., a performance obligation) is satisfied, which is upon the transfer of control of the contracted goods and services to the customer. Performance obligations related to product sales are satisfied at a point in time. Control is transferred when a customer can direct the use of and obtain all of the remaining benefits from that good. Control typically transfers to the customer upon shipment or pick-up or delivery, depending on contract terms.

For goods sold under bill-and-hold arrangements, revenue is recognized when title and risk of loss have passed to the customer and the Company does not have the ability to use the product or direct it to other customers. Under bill-and-hold arrangements, the Company bills a customer for product to be delivered at a later date; control typically transfers when the product is ready for physical transfer to the customer, and the Company has a present right to payment. Typically, a bill-and-hold arrangement is entered when a customer does not have sufficient storage capacity or is experiencing temporary project delays and requests that the Company keep the product in the Company’s custody. In such cases, the product is crated and palletized in the Company’s warehouses or designated third-party storages till it is ultimately shipped to the customer.

Revenue from service-based contracts is recognized at a point in time or over time depending on the nature of the performance obligation promised in the contract.

A contract with a customer may involve multiple products or services and/or multiple delivery dates. The Company assesses the promised goods and services within the contract to identify distinct performance obligations. For a contract with multiple performance obligations, the contract transaction price is allocated to each performance obligation based on relative standalone selling prices.

The revenue recorded is measured as the amount of consideration the Company expects to receive in exchange for transferring control of the products or performing services. Consideration is typically determined based on a fixed unit price, adjusted for variable consideration, including estimated product returns, as applicable, for the quantity of products or services transferred. The Company generally invoices up to 90% of the contract value upon delivery, with payment due within 120 days. The remaining 10% is billed approximately on commissioning or up to 180 days from shipment in accordance with contractual terms. Revenue is recognized upon delivery when control of the product transfers to the customer, as the deferred billing is not contingent upon the satisfaction of any additional performance obligations by the Company.

The Company provides general assurance warranties for a period up to five years that its products will perform as intended for periods beyond the date of sale. General assurance warranties are inherent within the Company’s products and services and do not provide customers with a service other than the assurance that the Company’s goods and services will perform as intended, therefore the Company does not account for its general assurance warranties as separate and/or distinct performance obligations.

The Company recognizes provisions for estimated warranty costs and product returns based on historical experience at the time revenue is recognized, or for specific items, at the time existence of the claims is known and the amounts are determinable.

The Company also offers extended warranties which go beyond the general assurance periods, and these warranties are accounted for as separate and distinct performance obligations in the revenue recognition process. Revenue associated with extended warranty contracts is recognized ratably over the contractual warranty coverage period as the Company satisfies its performance obligation to stand ready to provide warranty services.

Disaggregation of Revenue

The Company disaggregates revenue from contracts with customers into categories that depict how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors. The Company has determined that disaggregation by revenue type and by geography provides the most meaningful depiction of how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.

The following tables present the disaggregation of the Company’s revenue by revenue type and by geography for the years ended December 31, 2025 and 2024:

	2025	2024
Product	$189,966,747	$122,870,623
Service and other	5,824,125	4,786,962

Net sales	$195,790,872	$127,657,585

The following table presents the Company’s revenue disaggregated by geographical region for the year ended December 31:

	2025	2024
United States	$165,778,082	$95,717,491
International	30,012,790	31,940,094

Net sales	$195,790,872	$127,657,585

Contract Assets and Contract Liabilities

The Company’s contracts with customers may contain invoicing and/or payment terms which result in the recognition of contract assets and liabilities. Contract assets, or unbilled revenue, which is part of the accounts receivable, are recorded when the Company transfers a good or service before it is invoiced. Contract liabilities, including unearned warranty revenue and/or customer deposits, are recorded when the Company receives consideration in advance of transferring a good or performing a service.

Supplemental balance sheet information related to contracts from customers as of the years ended December 31, 2025 and 2024:

	2025	2024
Unbilled revenue	$8,065,020	$3,332,342

Total contract assets	$8,065,020	$3,332,342

Unearned warranty revenues	$16,110,014	$13,038,006
Customer deposits	129,541,131	6,880,618

Total contract liabilities	$145,651,145	$19,918,624

Contract assets: Contract assets, or unbilled revenue, represent the Company’s right to consideration for products or services transferred to customers when such rights are conditioned on factors other than the passage of time. Unbilled revenue primarily arises when revenue is recognized prior to invoicing in accordance with the contractual terms of the underlying arrangement. Contract assets are included within accounts receivable in the accompanying consolidated balance sheets.The increase in contract assets as of December 31, 2025 as compared to December 31, 2024 was primarily attributable to the timing of contractual billing milestones, under which revenue was recognized in advance of the Company’s contractual right to invoice customers.

Customer deposits: Customer deposits relate to advance payments received from customers for products or services that have not yet been transferred. Revenue is recognized and the related contract liability is reduced when control of the promised goods or services is transferred to the customer. The increase in customer deposits as of December 31, 2025 as compared to December 31, 2024 was primarily attributable to contractual requirements for customers to remit a portion of consideration in advance of the Company satisfying the related performance obligations and recognizing revenue.

During the years ended December 31, 2025 and 2024, the Company recognized revenue of $16,685,189 and $13,076,819, respectively, related to contract liabilities outstanding at the beginning of each respective year.

Remaining Performance Obligations

Remaining performance obligations, which are primarily included in unearned revenues (as presented on the consolidated balance sheet), represent the aggregate amount of the transaction price of certain customer contracts yet to be recognized as revenues as of the end of the reporting period.

As of December 31, 2025 and 2024, the aggregate amount of the transaction price allocated to remaining (unsatisfied or partially unsatisfied) performance obligations was $16,110,014 and $13,038,006, respectively, which related to the Company’s extended warranty contracts. The Company expects to recognize approximately 15% of its remaining performance obligation over the next 12 months, approximately 49% will be recognized over the next 13 to 36 months and the remainder thereafter.

The Company has elected to adopt certain practical expedients and exemptions allowed under ASC 606:

•

Practical expedient to recognize the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less.

•	Practical expedient from recognizing shipping and handling activities as activities to fulfill the promise to transfer the goods.

•	Practical expedient to present revenue net of sales taxes and other similar taxes.

Note 4. Inventories

Inventories consisted of the following as of December 31:

	2025	2024
Raw materials	$33,569,112	$23,362,833
Work in process	2,896,655	1,502,621
Finished goods	9,120,631	1,315,091

Inventories	$45,586,398	$26,180,545

The Company recognized an inventory write-down of $4,484,658 and $670,062 during the years ended December 31, 2025 and 2024 respectively. The increase during the year ended December 31, 2025, as compared to the year ended December 31, 2024 was primarily attributable to excess inventory resulting from reduced demand for legacy product lines, as well as supplier and manufacturing quality issues associated with the ramp-up of a newly introduced product line. The write-down was recorded within cost of goods sold in the accompanying consolidated statements of operations.

Note 5. Property and Equipment

Property and equipment consisted of the following as of December 31:

	2025	2024
Machinery and equipment	$10,355,641	$3,026,478
Vehicles	85,000	85,000
Leasehold improvements	2,928,069	2,638,745
Office equipment	1,465,547	1,315,778
Construction in progress	750,929	531,658

Total	15,585,186	7,597,659
Less accumulated depreciation	(3,527,747)	(1,758,945)

Property and equipment, net	$12,057,439	$5,838,714

Depreciation expense was $1,755,525 and $847,305 for the years ended December 31, 2025 and 2024, respectively and is included in depreciation and amortization in the accompanying consolidated statements of operations and comprehensive loss.

Note 6. Intangible Assets

Intangible assets consisted of the following as of December 31, 2025:

	Cost	Accumulated Amortization	Net Book Value
Tradename	$13,300,000	$(2,933,389)	$10,366,611
Developed technology	46,700,000	(22,071,310)	24,628,690
Patents	3,800,000	(897,976)	2,902,024
Backlog	500,000	(500,000)	—
Customer relationships	12,000,000	(3,970,000)	8,030,000

Intangible assets, net	$76,300,000	$(30,372,675)	$45,927,325

Intangible assets consisted of the following as of December 31, 2024:

	Cost	Accumulated Amortization	Net Book Value
Tradename	$13,300,000	$(2,046,722)	$11,253,278
Developed technology	46,700,000	(15,399,881)	31,300,119
Patents	3,800,000	(626,548)	3,173,452
Backlog	500,000	(500,000)	—
Customer relationships	12,000,000	(2,770,000)	9,230,000

Intangible assets, net	$76,300,000	$(21,343,151)	$54,956,849

Amortization expense was $9,029,524 and $9,189,364 for the years ended December 31, 2025 and 2024, respectively. The following presents the estimated amortization expense for intangible assets for each of the next five years and thereafter:

Amortization
Years ending December 31:
2026	$9,029,524
2027	9,029,524
2028	9,029,524
2029	6,972,500
2030	2,358,095
Thereafter	9,508,158

Total	$45,927,325

Note 7. Leases

The Company’s operating leases primarily consist of corporate office space and manufacturing and warehouse facilities, used in the ordinary course of business. The Company’s finance leases consist primarily of manufacturing equipment, which are not material to the Company’s consolidated financial statements.

Right-of-use assets represent the Company’s right to use an underlying asset for the lease term, while lease liabilities represent the Company’s obligation to make lease payments arising from the lease.

Right-of-use assets and lease liabilities are recognized at the commencement date of a lease, based on the net present value of lease payments over the lease term.

Certain of the Company’s leases include variable lease payments such as rent payments that are recalculated annually based on changes in a local cost-of-living index. Variable lease payments are excluded from the measurement of the related lease liability and are recognized as lease expense in the period in which the obligation for those payments is incurred.

Certain of the Company’s leases include options to renew or terminate the lease. The exercise of lease renewal or early termination options is at the Company’s sole discretion. The Company regularly evaluates the renewal and early termination options and, as of December 31, 2025, has determined none of its renewal or termination options are reasonably certain of exercise; accordingly, no renewal or termination options have been included in the determination of the Company’s lease terms.

The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

Right-of-use assets are assessed for impairment in accordance with the Company’s long-lived asset policy. The Company reassesses lease classification and remeasures right-of-use assets and lease liabilities when a lease is modified and that modification is not accounted for as a separate new lease or upon certain other events that require reassessment in accordance with Topic 842.

The Company has made the following accounting policy elections regarding its lease accounting:

•	The Company has elected not to separate lease and non-lease components for all asset classes.

•

When the rate implicit in the lease is not determinable, the Company uses an estimated incremental borrowing rate as of the commencement date in determining the present value of lease payments. The estimated incremental borrowing rate is the rate of interest the Company would have to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms.

•

The Company elected not to apply the recognition requirements to all leases with an original term of 12 months or less, for which the Company is not likely to exercise a renewal option or purchase the asset at the end of the lease; rather, short-term leases will continue to be recorded on a straight-line basis over the lease term.

The Company made significant assumptions and judgments in applying the requirements of Topic 842. In particular, the Company:

•	Evaluated whether a contract contains a lease, by considering factors such as whether the Company obtained all rights to control an identifiable underlying asset and whether the lessor has substantive substitution rights;

•	Determined whether contracts contain embedded leases;

•

Determined for leases that contain a residual value guarantee, whether a payment at the end of the lease term was probable and, accordingly, whether to consider the amount of a residual value guarantee in future lease payments.

The following table summarizes operating lease right-of-use assets and operating lease liabilities as of December 31:

	2025	2024
Operating lease right-of-use assets	$15,762,051	$6,802,016
Operating lease liabilities:
Current	1,311,508	658,074
Long-term	15,800,932	7,209,075

Total operating lease liabilities	$17,112,440	$7,867,149

Expenses incurred pertaining to operating leases for the years ended December 31, 2025 and 2024, were $2,324,521 and $1,570,627, respectively.

The operating right-of-use asset and lease liability were calculated using a weighted average discount rate of 10% at December 31, 2025 and 2024. As of December 31, 2025 and 2024, the weighted average remaining lease term was 6.77 years and 7.63 years, respectively.

The table below summarizes the Company’s scheduled future minimum lease payments for each of the next five years and thereafter:

Operating
Years ending December 31:
2026	$2,950,587
2027	3,398,924
2028	3,501,148
2029	3,503,180
2030	3,578,553
Thereafter	6,930,359

Total	23,862,751
Less amount representing interest	(6,750,311)

Present value of net minimum lease payments	17,112,440
Less current portion	(1,311,508)

Long-term portion	$15,800,932

The following table includes supplemental cash flow and non-cash information related to the leases for the years ended December 31:

	2025	2024
Cash paid for amounts included in the calculation of lease liabilities:
Operating cash flows from operating leases	$2,063,035	$1,217,709
Operating lease assets obtained in exchange for lease liabilities	$10,158,208	$235,505

Note 8. Accrued Expenses

Accrued expenses consisted of the following at December 31:

	2025	2024
Accrued wages	$2,635,893	$2,338,088
Accrued vacation	2,087,330	1,592,005
Accrued warranty	4,607,162	3,545,677
Accrued sales tax	1,753,407	2,721,431
Accrued purchases	4,064,109	2,348,208
Accrued inventory in transit	—	940,327
Accrued other	1,865,016	325,597

Total accrued expenses	$17,012,917	$13,811,333

Note 9. Accrued Warranty

The warranty liability consisted of the following at December 31:

	2025	2024
Beginning balance	$3,545,677	$2,893,554
Provision for warranties	7,627,435	2,511,551
Change in warranty estimate	(1,131,776)	—
Warranty claims paid	(5,434,174)	(1,859,428)

Ending balance	$4,607,162	$3,545,677

Note 10. Debt

Asset-Based Loan Facility

In December 2024, the Company entered into a U.S. asset-based revolving credit facility (the “ABL Facility”) with Citibank, N.A., as administrative agent, which provides for borrowings of up to $25,000,000, including letters of credit. Subject to the satisfaction of customary conditions, the borrowing capacity may be increased to $35,000,000. The ABL Facility has a three-year term and matures in December 2027.

In August 2025, the Company entered into a First Amendment to the ABL Facility, which modified certain terms of the ABL Facility, including revisions to the borrowing base calculation, inventory eligibility provisions, limitations on the inclusion of eligible tax credits, and certain permitted indebtedness provisions. The Company accounted for the amendment as a debt modification.

On December 29, 2025, the Company entered into a Second Amendment to the ABL Facility, which, among other things, updated certain schedules, revised select definitions and covenant provisions, and made conforming changes in connection with a term loan facility and related inter creditor arrangements. The amendment also modified revolving credit availability, including establishing an aggregate revolving credit commitment of $15,000,000, subject to borrowing base limitations, and revised the borrowing base to (i) establish tiered advance rates for different categories of eligible receivables, (ii) permit the inclusion of eligible tax credits subject to a cap equal to the lesser of (a) 20% of the line cap and $5,000,000 through August 6, 2026, and (b) thereafter 10% of the line cap and $2,500,000, and (iii) revise inventory advance rate mechanics based on net orderly liquidation value. The administrative agent may establish additional reserves, which could reduce borrowing availability. The Company accounted for the amendment as a debt modification. All other material terms of the agreements remained unchanged. As of December 31, 2025, total borrowing availability under the ABL Facility was $15,000,000.

Borrowings bear interest, at the Company’s election, at either (i) Term SOFR plus an applicable margin or (ii) a base rate plus an applicable margin. The applicable margin ranges from 1.75% to 2.25% per annum for Term SOFR borrowings and from 0.75% to 1.25% for base rate borrowings, based on average excess availability. The Company is also required to pay a commitment fee on unused availability ranging from 0.25% to 0.375%.

As of December 31, 2025, the applicable margin was 2.25% for Term SOFR borrowings and 1.25% for base rate borrowings, and the commitment fee on unused availability was 0.375%.

As of December 31, 2024, the applicable margin was 2.00% for Term SOFR borrowings and 1.00% for base rate borrowings, and the commitment fee on unused availability was 0.375%.

The ABL Facility is secured by a first-priority lien on substantially all assets of the Company, subject to customary exclusions.

Term Loan Facility

On December 29, 2025, the Company entered into a term loan facility (the “Term Loan Agreement”) with certain lenders and EPIC Administration LLC, as administrative agent and collateral agent, which provides for a senior secured term loan facility with total commitments of up to $50,000,000. The Term Loan Agreement consists of an initial term loan of $35,000,000, which was funded on the closing date, and up to $15,000,000 of additional term loan commitments, which may be drawn in up to three borrowings through June 29, 2027, subject to customary conditions. Amounts borrowed and subsequently repaid may not be reborrowed. The loans mature on December 29, 2029.

Borrowings under the Term Loan Agreement bear interest, at the Company’s option, at either (i) an alternate base rate plus an applicable margin of 6.00% or (ii) a Term SOFR rate, subject to a 3.00% floor, plus an applicable margin of 7.00%. Interest is payable quarterly in arrears. Upon the occurrence and during the continuance of an event of default, the applicable interest rate is increased by 2.00% per annum. The Company is also required to pay a commitment fee equal to 1.50% per annum on the unused portion of the additional term loan commitments, payable quarterly in arrears through the earlier of the funding of such commitments or June 29, 2027.

The Term Loan Agreement provides for quarterly principal amortization equal to 1.875% of the highest aggregate principal amount of loans outstanding, commencing June 30, 2027, with the remaining outstanding principal balance due at maturity. The Company may voluntarily prepay the loans, subject to a minimum investment return (“MOIC”) requirement, which generally ranges from 1.15x to 1.30x of funded principal depending on the timing of repayment. Mandatory prepayments are required upon certain asset dispositions, casualty events, incurrences of additional indebtedness, and specified equity contributions, subject in certain cases to customary reinvestment rights.

The obligations under the Term Loan Agreement are guaranteed by the Company’s parent holding company and certain subsidiaries and are secured by substantially all assets of the Company and such guarantors, subject to customary permitted liens and an intercreditor agreement with respect to the Company’s ABL Facility. In addition, the Term Loan Agreement requires the Company to maintain a debt service reserve account (“DSRA”) subject to a control agreement in favor of the collateral agent. The required balance of the DSRA is equal to the debt service reserve amount, which is defined as (i) six months of scheduled debt service through June 30, 2027 and (ii) three months of scheduled debt service thereafter.

Covenants and Other Terms

Both the ABL Facility and the Term Loan Agreement contain customary affirmative and negative covenants, including limitations on additional indebtedness, liens, investments, asset dispositions, restricted payments, and transactions with affiliates, as well as financial covenants, including minimum liquidity and maximum total leverage ratio requirements. As of December 31, 2025, the Company was in compliance with all covenants under both the ABL Facility and the Term Loan Agreement. As of December 31, 2024, the Company was in compliance with all covenants under the ABL Facility.

The following table provides a summary of the long-term debt as of December 31, 2025:

Principal Payment	Amount
2026	$—
2027	1,968,750
2028	2,625,000
2029	30,406,250

Total term loan principal	35,000,000
Unamortized discount, including debt issuance costs	(1,761,300)
Debt related to finance leases	131,862

Long-term debt	$33,370,562

Note 11. Provision for Income Taxes

The following is a geographical breakdown of income before the provision for (loss) income taxes as of December 31:

	2025	2024
Federal	$(22,723,836)	$(21,475,320)
Foreign	134,698	280,050

Pre-tax income (loss)	$(22,589,138)	$(21,195,270)

Income tax expense for the years ended December 31 is comprised of the following:

	2025	2024
Current
Federal	$—	$—
State	148,495	13,502
Foreign	38,027	149,209

Total current tax expense	186,522	162,711

Deferred
Federal	—	—
State	—	—
Foreign	—	—

Total deferred tax expense	—	—

Income tax expense
Federal	—	—
State	148,495	13,502
Foreign	38,027	149,209

Total income tax expense	$186,522	$162,711

The Company’s deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred tax assets and liabilities as of December 31, are as follows:

	2025	2024
Net operating loss	$17,125,523	$11,947,062
Tax credits	4,607,218	3,595,001
Lease liability	4,477,748	2,088,147
Product warranty	4,055,520	2,490,547
Capitalized research & development	2,698,641	3,986,770
Inventory and inventory reserve	1,833,622	637,250
Unearned revenue	1,800,426	165,697
Accrued expenses	1,113,571	870,660
Allowance for bad debt	14,642	10,087

Total deferred tax asset	37,726,911	25,791,221
Intangible assets	(12,017,631)	(15,058,902)
Right-of-use asset	(4,124,397)	(1,797,362)
Fixed assets	(621,481)	(235,478)
Other	(269,044)	(563,479)

Total deferred tax liability	(17,032,553)	(17,655,221)

Valuation allowance	(20,694,358)	(8,136,000)

Net deferred tax asset	$—	$—

A reconciliation of the statutory U.S. federal tax rate to the Company’s effective tax rate for tax years after the adoption of ASU 2023-09 is as follows:

	December 31, 2025
	Amount	Percent
U.S. federal statutory tax rate	$(4,743,719)	21.00%
State taxes, net of federal benefit[1]	(30,199)	0.13%
Enactment of new tax laws
Effect of cross-border tax laws
Global intangible low-taxed income	534,965	(2.37)%
Tax credits
Federal and research development credit	(597,581)	2.65%
Change in valuation allowance	10,740,618	(47.55)%
Nondeductible items
45X tax credits	(7,608,772)	33.68%
Share-based compensation	1,382,878	(6.12)%
Other	88,627	(0.39)%
Worldwide changes in unrecognized tax benefits	409,774	(1.81)%
Other	87,909	(0.39)%
Foreign tax effects
Other	(77,978)	0.35%

Total	$186,522	(0.82)%

[1]	States and local jurisdictions that contribute the majority (greater than 50%) of the tax effect in this category include Texas and California

A reconciliation of the statutory U.S. federal tax rate to the Company’s effective tax rate for tax years prior to the adoption of ASU 2023-09 is as follows:

December 31, 2024
Statutory tax rate	21%
State tax	8%
45X tax credits	14%
Share-based compensation	(5)%
Global intangible low-taxed income	(2)%
Other permanent items	—%
Valuation allowance	(37)%
Federal and research development credit	2%
Unrecognized tax benefits	—%
Foreign rate differential	—%
Other	—%

Total	(0.77)%

The cash paid for income taxes (net of refunds) during the year was as follows:

2025
Federal	$—
State and local
Texas	45,053
California	800

Total	45,853

Foreign
Finland	21,849

Total	$67,702

The Company elected to account for the global intangible low-taxed income inclusion as a period cost.

The Company recorded a valuation allowance against its US net deferred tax assets as realization of such assets is not more likely than not. The increase in the Company’s valuation allowance was $12,558,358 during the year ended December 31, 2025 and $7,737,083 during the year ended December 31, 2024.

As of December 31, 2025, US federal and state net operating loss carry forwards of $64,660,638 and $52,467,838 are available to offset future federal and state taxable income, respectively. As of December 31, 2024, US federal and state operating loss carry forwards of $39,033,178 and $35,027,456, respectively.

Federal net operating loss carryforwards of $61,522,739 carry forward indefinitely and $3,137,899 will begin expiring in 2035. The Company’s state net operating loss carryforwards will begin to expire during various years, dependent on the jurisdiction.

Additionally, as of December 31, 2025, the Company has federal and state research and development credit carryforwards of $4,134,957 and $2,541,772 respectively. The federal will begin to expire in 2038 and the state credits carry forward indefinitely.

The Company records uncertain tax positions in accordance with ASC 740, on the basis of a two-step process in which (i) the Company determines whether it is more likely than not a tax position will be sustained on the basis of the technical merits of such position and (ii) for those tax positions meeting the more-likely-than-not recognition threshold, the Company would recognize the largest amount of tax benefit that is more than 50.0% likely to be realized upon ultimate settlement with the related tax authority.

The following table summarizes the gross amount of the Company’s uncertain tax positions:

	2025	2024
Balance at beginning of the year	$1,480,063	$1,456,578
Increases related to prior year tax positions	185,937	94,930
Decreases related to prior year tax positions	—	(209,896)
Increases related to current year tax positions	258,414	138,451
Decreases related to lapse of statute of limitations	—

Balance at end of the year	$1,924,414	$1,480,063

Included in the balance of uncertain tax positions as of December 31, 2025, is $1,924,414 that would affect the effective tax rate, if reversed, subject to changes in the Company’s valuation allowance.

The Company’s policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. As of December 31, 2025, $10,394 of interest and penalties have been recognized.

The Company is subject to audit by federal and state tax authorities in the ordinary course of business. The Company’s federal income tax returns remain subject to examination generally for the 2015 taxable year through the current taxable year due to net operating loss carry forwards that will remain subject to examination until the expiration of the statute of limitations for the taxable years of utilization of such net operating losses. The Company files tax returns in multiple US state jurisdictions which remain subject to examination for various years depending on such state jurisdiction. The Company is also subject to audit by tax authorities in Finland for which returns are subject to examination for the 2022 taxable year through the current taxable year.

The Organization for Economic Co-operation and Development (“OECD”) has introduced a framework to implement a global minimum corporate tax of 15%, referred to as Pillar Two. Many aspects of Pillar Two are effective beginning in calendar year 2024 and other aspects will be effective beginning in calendar year 2025. While the Company does not expect Pillar Two to have a material impact on its effective tax rate, the Company’s analysis is ongoing as the OECD releases additional guidance and countries implement additional legislation.

The One Big Beautiful Bill Act (“OBBB Act”) was enacted on July 4, 2025, in the United States. The OBBB Act includes several significant provisions, including re-establishing a 100% bonus depreciation deduction, re-establishing rules in calculating business interest expense limitations pursuant to Internal Revenue Code §163(j), changing the calculation of international tax inclusions, and removing the capitalization requirements for domestic research or experimental (R&E) expenditures paid or incurred in tax years beginning after December 31, 2024. Management has considered applicable tax impacts of the OBBB Act within the 2025 financial statements.

Note 12. Members’ Equity

Series A Stock

As of December 31, 2025 and 2024, there were 58,742 units of Series A stock, with a par value of $1,000 each that had been authorized, issued and were currently outstanding. Units issued in accordance with rollover contributions are subject to a call provision, as disclosed in Note 2. Business Combination. During the year ended

December 31, 2024, 548 units of Series A stock were cancelled by the Company as part of the call provision. Rollover shareholders have the option to recover the units by purchasing them back at $1,000 a unit. During the year ended December 31, 2024, 49 units of Series A stock were repurchased by the rollover shareholders.

Note 13. Redeemable preferred units

On September 9, 2022, the Company issued Preferred Units in connection with the acquisition of EPC Power Corp. (Refer to Note 2. Business Combination for further detail). The rights and preferences of the Preferred Units are governed by the Amended and Restated Limited Liability Company Agreement dated September 9, 2022. The Company is authorized to issue unlimited shares of the Preferred Units.

As of December 31, 2025 and 2024, 176,225 units of preferred stock, with a par value of $1,000 each were issued and outstanding.

Distribution and Liquidation Rights

Upon liquidation, dissolution or winding up of the Company, and after satisfaction of the Company’s obligations to creditors, assets of the Company available for distribution are made in the following order: holders of Preferred Units will first receive a return of their unpaid capital contributions and then additional distributions until they have achieved a 1.5x multiple on invested capital (“MOIC”); holders of Series A Units will receive a return of their invested capital and then additional distributions until they have achieved a 1.5x MOIC; any remaining distributions are allocated 87% to holders of Series A Units and 13% to holders of Series B Units.

Redemption Rights

On or after September 9, 2032, holders representing a majority of the Preferred Units may require the Company to redeem their Preferred Units for an amount equal to the holders’ invested capital plus additional proceeds sufficient to provide a 1.5x MOIC, reduced by any prior distributions received with respect to such units.

The non-redeeming holders of a majority of the Preferred Units and Series A Units may elect to pursue a sale transaction in lieu of redemption within 30 days following the receipt of the redemption notice. If such an election is made, the redemption notice is revoked and the redemption right terminates.

The Preferred Units are classified as mezzanine, or temporary, equity because the units are redeemable at the holder’s option after the tenth anniversary of the original issuance and the ability of the non-redeeming holders to elect a sale transaction in lieu of redemption is also outside the Company’s control. The Company also concluded that the Preferred Units are probable of becoming redeemable.

Accordingly, the Company accretes the carrying amount of the Preferred Units to the redemption amount through the earliest contractual redemption date using the interest method.

Share Cancellations and Repurchases

Preferred units issued in accordance with rollover contributions are subject to a call provision, as disclosed in Note 2. Business Combination. During the year ended December 31, 2024, 1,645 preferred units were cancelled by the Company as part of the noncash call provision. Rollover shareholders have the option to recover the preferred units by purchasing them back at $1,000 a unit. During the year ended December 31, 2024, 147 units were repurchased by the rollover shareholders.

During the years ended December 31, 2025 and 2024, the Company recorded accretion of $8,009,455 and $7,696,500, respectively, related to the Preferred Units. Such accretion was recorded as a reduction of additional paid-in capital to the extent available, with any excess recorded as an increase to accumulated deficit.

Note 14. Unit-Based Compensation

On September 9, 2022, in conjunction with the formation of the Company, 1,000,000 Series B units were authorized. The Series B units, which are profits interest, vest over four years from the date of grant. Upon termination of a Series B unit holder’s employment with the Company for any reason, all unvested Series B units shall automatically be forfeited without any payment.

The following is a summary of employee Series B units transactions that contain only service requirements to vest:

	Number of Shares	Weighted-Average Grant Date Fair Value
Series B units outstanding at December 31, 2023	645,480	30.32
Series B units granted	570,378	30.43
Series B units cancelled/forfeited	(290,952)	30.32

Series B units outstanding at December 31, 2024	924,906	30.38
Series B units granted	87,087	30.5
Series B units cancelled/forfeited	(46,224)	30.45

Series B units outstanding at December 31, 2025	965,769	30.39

Compensation expense of $6,585,132 and $5,466,146 was recorded for the years ended December 31, 2025 and 2024, respectively, and is recorded in selling, general, and administrative expenses on the consolidated statements of operations and comprehensive loss. As of December 31, 2025 and 2024, unrecognized compensation expense was $13,782,977 and $19,123,999, respectively, which is expected to be recognized over a weighted-average period of 2.35 years and 3.04 years, respectively.

In June 2025, the board of directors approved an employee incentive plan, which provides incentive compensation opportunities to certain employees contingent upon specified liquidity events. As of December 31, 2025, no amounts were probable or reasonably estimable, and no liability or compensation expense has been recognized.

Note 15. Employee 401(k) Plan

The Company maintains a defined contribution retirement plan for substantially all employees, excluding EPC Finland employees. Under this plan, eligible employees can defer a portion of their compensation pursuant to Section 401(k) of the Internal Revenue Code. The Company contributes a safe harbor matching contribution equal to 100% of the first 3% of employees’ compensation plus 50% of the next 2% of employees’ compensation.

The Company’s contributions to the plan were $990,478 and $892,678 for the years ended December 31, 2025 and 2024, respectively.

Note 16. Concentrations

During the year ended December 31, 2025, two customers accounted for 44% of net sales and 40% of accounts receivable. During the year ended December 31, 2024, two customers accounted for 43% of net sales and 39% of accounts receivable. No other customer accounted for more than 10% of net sales or accounts receivable.

The Company maintains cash balances at 6 and 5 financial institutions as of December 31, 2025 and 2024, respectively. At December 31, 2025 and 2024, accounts held at institutions in the United States are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 for interest bearing and non-interest bearing accounts. Cash balances exceed this federally insured limit at times. The Company maintains its cash at reputable financial institutions and does not believe it is exposed to any significant credit risk.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company extends credit to its customers based upon evaluation of the customer’s financial condition and credit history and does not require collateral. Credit losses are provided for in the consolidated financial statements and consistently have been within management’s expectations.

Note 17. Related-Party Transactions

The Company has sales to related parties due to their common ownership and affiliation. The net sales and accounts receivable balances with related parties result from the sale of power conversion systems, spare parts, and related services provided under customer contracts in the ordinary course of business. During the years ended December 31, 2025 and 2024, the Company recorded net sales of $15,447,602 and $27,707,974 to related parties, respectively. As of December 31, 2025 and 2024, the amounts due from these related parties were $8,284,607 and $5,321,125, respectively. Amounts due from related parties are unsecured, non-interest bearing and generally subject to the same payment terms as the Company’s third-party customer receivables.

Note 18. Commitments and Contingencies

Purchase Commitments

As of December 31, 2025, the Company’s non-cancelable purchase commitments for inventory to be used in the ordinary course of business were $9,576,150, of which $7,763,468 is expected to be purchased during 2026 and $1,812,682 is expected to be purchased during 2027. These commitments are based on fixed or determinable prices and do not contain variable pricing components. As of December 31, 2024, the Company’s non-cancelable purchase commitments were not material. Amounts purchased under the Company’s non-cancelable purchase commitments during the years ended December 31, 2025 and 2024 were not material.

Inventory purchase orders issued in the ordinary course of business represent authorizations to purchase inventory from vendors rather than binding agreements and, therefore, are excluded from the amount disclosed above. Such purchase orders are based on the Company’s current inventory needs and are generally fulfilled by suppliers within a short period of time.

Litigation

In the normal course of business, the Company could be exposed to litigation involving its products, facilities, or personnel. The Company maintains insurance to cover such actions and believes that the resolution of any such litigation will not have a material adverse effect on the Company.

Note 19. Subsequent Events

Subsequent events have been evaluated through May 8, 2026, the date the financial statements were originally available to be issued. In connection with the reissuance of these financial statements, the Company also evaluated events occurring after the original issuance date and through August 31, 2026 for disclosure.

Charge Parent, LLC and Subsidiaries

Condensed Consolidated Financial Statements

As of June 30, 2026 and December 31, 2025 and for

the six months ended June 30, 2026 and 2025

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of June 30, 2026	As of December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$139,116,056	$114,644,573
Restricted cash	2,110,348	2,110,111
Accounts receivable, net	127,371,843	57,713,079
Inventories	170,128,869	45,586,398
Prepaid expenses and other	41,722,924	12,405,668
Due from related parties	145,480	8,284,607
Inflation reduction act energy tax credit	53,918,405	22,490,262

Total current assets	534,513,925	263,234,698
Property and equipment, net	19,192,878	12,057,439
Goodwill	110,180,146	110,180,146
Intangible assets, net	41,412,563	45,927,325
Right-of-use asset, operating	14,899,977	15,762,051
Other assets	4,710,936	2,735,649

Total assets	$724,910,425	$449,897,308

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$98,405,318	$32,882,190
Accrued expenses	60,331,246	17,012,917
Current portion of unearned warranty revenue	3,240,570	2,458,103
Current portion of operating lease liability	1,779,607	1,311,508
Customer deposits	282,194,927	129,541,131
Short-term debt	48,925	48,924

Total current liabilities	446,000,593	183,254,773
Operating lease liability, net	14,868,318	15,800,932
Unearned warranty revenue, net	12,804,984	13,651,911
Long-term debt	33,539,375	33,370,562

Total liabilities	507,213,270	246,078,178
Commitments and contingencies (Note 10)
Mezzanine equity:
Preferred units (176,225 issued and outstanding as of June 30, 2026 and December 31, 2025; redemption amount of $264,336,176)	205,663,087	201,569,250
Members’ equity:
Series A units	58,741,137	58,741,137
Accumulated deficit	(46,880,212)	(56,682,515)
Accumulated other comprehensive income (loss)	173,143	191,258

Total members’ equity	12,034,068	2,249,880

Total liabilities, mezzanine equity, and members’ equity	$724,910,425	$449,897,308

See notes to condensed consolidated financial statements

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended
	June 30, 2026	June 30, 2025
Net sales	$229,590,569	$39,881,411
Net sales - related parties	293,717	2,189,349

Total net sales	229,884,286	42,070,760
Operating expenses
Cost of goods sold (exclusive of depreciation and amortization expense)	181,329,939	33,261,705
Research and development	9,066,071	8,040,565
Selling, general and administrative expenses	22,801,622	14,374,778
Depreciation and amortization expense	5,918,406	5,134,263

Total operating expenses	219,116,038	60,811,311

Operating gain (loss)	10,768,248	(18,740,551)
Other income (expense)
Interest expense	(2,418,003)	(462,088)
Other income	2,124,728	250,463
Other taxes	(184,670)	—
Loss on foreign currency transactions	(30,070)	(35,944)

Other income (expense), net	(508,015)	(247,569)

Gain (loss) before taxes	10,260,233	(18,988,120)
Income tax expense	—	—

Net gain (loss)	$10,260,233	$(18,988,120)

See notes to condensed consolidated financial statements

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Six Months Ended
	June 30, 2026	June 30, 2025
Net income (loss)	$10,260,233	$(18,988,120)
Other comprehensive income (loss):
Foreign currency translation gains (losses)	(18,115)	213,720

Total comprehensive income (loss)	$10,242,118	$(18,774,400)

See notes to condensed consolidated financial statements

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

	Series A units		Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Members’ Equity
	Unit	Amount	Amount	Amount	Amount	Amount
Balance at December 31, 2025	58,742	$58,741,137	$—	$(56,682,515)	$191,258	$2,249,880
Unit-based compensation	—	—	3,635,907	—	—	3,635,907
Accretion of redeemable preferred stock	—	—	(3,635,907)	(457,930)	—	(4,093,837)
Net gain (loss)	—	—	—	10,260,233	—	10,260,233
Foreign currency translation adjustments	—	—	—	—	(18,115)	(18,115)

Balance at June 30, 2026	58,742	$58,741,137	$—	$(46,880,212)	$173,143	$12,034,068

	Series A units		Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Total Members’ Equity
	Unit	Amount	Amount	Amount	Amount	Amount

Balance at December 31, 2024	58,742	$58,741,137	$—	$(32,482,532)	$(57,784)	$26,200,821
Unit-based compensation	—	—	3,224,766	—	—	3,224,766
Accretion of redeemable preferred stock	—	—	(3,224,766)	(706,400)	—	(3,931,166)
Net gain (loss)	—	—	—	(18,988,120)	—	(18,988,120)
Foreign currency translation adjustments	—	—	—	—	213,720	213,720

Balance at June 30, 2025	58,742	$58,741,137	$—	$(52,177,052)	$155,936	$6,720,021

See notes to condensed consolidated financial statements

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30, 2026	June 30, 2025
Cash flows from operating activities:
Net income (loss)	$10,260,233	$(18,988,120)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	1,403,644	619,501
Amortization of intangible assets	4,514,762	4,514,762
Amortization of debt issue costs	272,752	79,458
Unit-based compensation	3,635,907	3,224,766
Discount on inflation reduction act energy tax credit transfer	4,652,035	425,857
Noncash lease expense	397,560	96,170
Inventory write down	7,015,586	229,078
Noncash other items	47,275	—
Changes in operating assets and liabilities:
Accounts receivable	(69,706,039)	18,962,717
Inventories	(131,558,057)	(36,610,648)
Prepaid expenses and other	(29,317,256)	(3,452,638)
Due from related parties	8,139,127	3,507,074
Other assets	(2,054,745)	(68,313)
Accounts payable	64,767,742	3,859,235
Accrued expenses	42,812,851	1,010,597
Inflation reduction act energy tax credit accrual	(36,080,179)	2,522,933
Customer deposits	152,653,796	29,704,205
Unearned warranty revenue	(64,460)	760,188

Net cash provided by operating activities	31,792,534	10,396,822

Cash flows from investing activities:
Capital expenditures	(7,278,217)	(2,570,569)

Net cash used in investing activities	(7,278,217)	(2,570,569)

Cash flows from financing activities:
Payments of loan closing costs	—	(1,013,021)
Principal payments on debt	(24,482)	—

Net cash used in financing activities	(24,482)	(1,013,021)

Effect of exchange rate changes on cash and cash equivalents	(18,115)	199,081
Net change in cash and cash equivalents and restricted cash	24,471,720	7,012,313
Cash and cash equivalents and restricted cash at beginning of period	116,754,684	28,450,517

Cash and cash equivalents and restricted cash at end of period	$141,226,404	$35,462,830

Supplemental disclosure of cash flow information:
Cash paid for interest	$2,099,795	$275,132
Non-cash capital expenditures	1,260,866	315,373

See notes to condensed consolidated financial statements

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Nature of Operations and Basis of Presentation

Nature of Operations

Charge Parent, LLC and Subsidiaries (“the Company”) designs, develops, and manufactures premier utility-scale inverters. The Company is based in Poway, California, and has manufacturing facilities located in California and South Carolina. The Company also has an engineering and sales branch in Finland. Primarily serving the utility and C&I sectors, the Company focuses on energy storage and solar power conversion. The Company’s main product line includes the M Inverter, a 662 kW inverter for utility-scale and commercial applications, and the M-Rack, a liquid-cooled configuration of the M inverter. The M inverter is sold in M systems which range from 2-6 MW for utility grade applications to support solar, storage, and data center markets. Additionally, the Company sells the 1 MW – 6 MW CAB1000 for utility-grade applications, and the 250 kW – 500 kW Power Drawer for business and facility applications. The Company’s solutions are fully scalable and have been deployed at 100+ MW sites. Serving customers globally, the Company’s products are certified to North American Standards (UL1741 / IEEE1547 / CSA 22.2), as well as Australian and European standards and grid codes (IEC / VDE), and quality standards, including ISO 9001:2015.

Foreign operations in Finland, after intercompany eliminations, account for less than 1% of the Company’s net sales and net assets for the six months ended June 30, 2026 and 2025.

Basis of Presentation

These condensed consolidated financial statements include the assets, liabilities and operating results of Charge Parent LLC, a Delaware limited liability company, along with its wholly owned subsidiaries in which the Company exercises control over operating and financial policies and are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” or “GAAP”) for interim financial information. Accordingly, they do not include all information and notes required by U.S. GAAP for annual financial statements.

The accompanying condensed consolidated financial statements reflect all adjustments, including normal recurring adjustments, necessary for a fair presentation of the Company’s condensed consolidated balance sheets as of June 30, 2026 and December 31, 2025, the condensed consolidated statements of operations for the six months ended June 30, 2026 and 2025, the condensed consolidated statements of comprehensive income (loss) for the six months ended June 30, 2026 and 2025, condensed consolidated statements of changes in members’ equity and condensed consolidated statements of cash flows for the six months ended June 30, 2026 and 2025.

The financial data and other information disclosed in the notes to condensed consolidated financial statements related to these periods are unaudited. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included elsewhere in the Company’s annual financial statements for the years ended December 31, 2025 and 2024. The condensed consolidated balance sheets data as of December 31, 2025 was derived from the Company’s audited consolidated financial statements but does not include all disclosures required by U.S. GAAP for annual financial statements. Intercompany accounts and transactions have been eliminated in consolidation.

There have been no further material changes to the Company’s significant accounting policies or recent accounting pronouncements during the interim period from those described in Note 1 – Nature of Operations and Summary of Significant Accounting Policies to the audited consolidated financial statements included in the Company’s annual financial statements for the years ended December 31, 2025 and 2024.

Recent Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU No. 2023-09 enhances the transparency and decision usefulness of income tax disclosures. The amendments in this ASU require consistent categories and greater disaggregation of information in the rate of reconciliation and income taxes paid disaggregated by jurisdiction. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The amendments in this ASU should be applied on a prospective basis. Retrospective application is permitted. The Company adopted the new requirements on January 1, 2025 on a prospective basis.

In January 2024, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2024-01 — Compensation—Stock Compensation (Topic 718): Scope Application of Profits Interest and Similar Awards. This update provides clarification on the application of stock compensation guidance to profits of interest and similar awards. ASU No. 2024-01 is effective for the Company for fiscal years beginning after December 15, 2025. The Company adopted the new requirements on January 1, 2026 on a prospective basis.

In July 2025, the FASB issued ASU 2025-05, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses for Accounts Receivable and Contract Assets, which permits entities to elect a practical expedient to assume current conditions as of the balance sheet date will not change for the remaining life of accounts receivable and contract assets when developing forecasts as part of estimating expected credit losses. The amendments in ASU 2025-05 are effective for fiscal years beginning after December 15, 2025, and interim periods within those fiscal years, with early adoption permitted. The amendments should be applied prospectively. The Company adopted the new requirements on January 1, 2026 on a prospective basis. The adoption did not have a material impact on the Company’s condensed financial statements.

New Accounting Pronouncements Not Yet Adopted

In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses.” The update requires entities to tabularly disclose in the footnotes to the financial statements, the amounts of purchased inventory, employee compensation, intangible asset amortization, and depreciation included in each relevant expense caption. The standard also requires disclosure of the amount, and a qualitative description of, other items remaining in relevant expense captions that are not separately disaggregated. This update is effective for fiscal years beginning after December 15, 2026, and interim periods within fiscal years beginning after December 15, 2027. Early adoption and both prospective and retrospective application are permitted. The Company is currently assessing the effect of this update.

In September 2025, the FASB issued ASU 2025-06, Intangibles – Goodwill and Other – Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software, which removes all references to software development project stages and requires entities to start capitalizing software costs when both of the following occur: (i) management has authorized and committed to funding the software project and (ii) it is probable that the project will be completed and the software will be used to perform the function intended. The amendments in ASU 2025-06 are effective for fiscal years beginning after December 15, 2027, and interim periods within those fiscal years, with early adoption permitted as of the beginning of a fiscal year. The amendments can be applied prospectively, retrospectively, or via a modified prospective transition method. The Company is currently evaluating the impact of ASU 2025-06 on its condensed consolidated financial statements.

In December 2025, the FASB issued ASU 2025-10, “Accounting for Government Grants Received by Business Entities” (“ASU 2025-10”), which establishes the accounting and presentation for government grants received by a business entity. ASU 2025-10 is effective for annual reporting periods beginning after December 15, 2028, and interim reporting periods within those annual reporting periods. Early adoption is permitted. ASU 2025-10 permits an entity to apply the new guidance using a modified prospective basis, a modified retrospective basis, or a full retrospective basis. The Company is currently evaluating the impact of ASU 2025-10 on its condensed consolidated financial statements and does not expect the adoption of this guidance to have a material impact on its condensed consolidated financial statements.

Note 2. Balance Sheet Items

Fair Value Measurements

US GAAP defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants.

US GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The three levels of the fair value hierarchy are described below:

•	Level 1 - Valuation is based on quoted prices for identical assets or liabilities in active markets;

•

Level 2 - Valuation is based on quoted prices for similar assets or liabilities in active markets or other inputs that are observable for the asset or liability, either directly or indirectly, for the full term of the financial instrument; and

•

Level 3 - Unobservable inputs that are supported by little or no market activity, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

As of June 30, 2026 the Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, and debt. Given their short-term nature, the carrying amounts of cash and cash equivalents, receivables, accounts payable, and accrued expenses generally approximate their fair values. Additionally, the Company believes the carrying amounts of the variable-rate borrowings, if any, approximate fair value.

Certain nonfinancial assets, including property and equipment, operating lease right-of-use assets and finite-lived intangible assets, are not measured at fair value on a recurring basis. These assets are evaluated for impairment when events or changes in circumstances indicate that their carrying amounts may not be recoverable. If an asset group is determined to be not recoverable, the Company measures the asset group at fair value on a nonrecurring basis for purposes of determining the impairment loss. Such fair value measurements are generally determined using valuation techniques that incorporate significant unobservable inputs and are therefore classified within Level 3 of the fair value hierarchy.

Goodwill and indefinite-lived intangible assets are evaluated for impairment annually or more frequently if events or changes in circumstances indicate that potential impairment exists. Fair value measurements of reporting units and indefinite-lived intangible assets used in quantitative impairment assessments are generally classified within Level 3 of the fair value hierarchy.

Accounts Receivable

Accounts receivable consists of trade accounts arising in the normal course of business. The Company recognizes an allowance for credit losses for trade and other receivables to present the net amount expected to be collected as of the consolidated balance sheet date. Such allowance is based on the expected credit losses which includes consideration of historical losses as well as past, current, and future events as of the balance sheet date. Receivables are written off when the Company determines that such receivables are deemed uncollectible. The Company pools its receivables based on similar risk characteristics in estimating its expected credit losses. In situations where a receivable does not share the same risk characteristics with other receivables, the Company measures those receivables individually. The Company also continuously evaluates such pooling decisions and adjusts as needed from period to period as risk characteristics change. The allowance for expected credit losses was not material as of June 30, 2026 and December 31, 2025.

Inventories

Inventories consisted of the following:

	As of June 30, 2026	As of December 31, 2025
Raw materials	$118,538,343	$33,569,112
Work in process	27,433,296	2,896,655
Finished goods	24,157,230	9,120,631

Inventories	$170,128,869	$45,586,398

The increase in inventories reflects the Company’s expectations of future business growth and the associated inventory requirements necessary to support anticipated demand and operations. The Company recognized an inventory write-down of $7,015,586 and $229,078 for the six months ended June 30, 2026 and 2025, respectively, reflecting the excess of the carrying value of certain inventory over its estimated net realizable value. The increase during the six months ended June 30, 2026 was primarily attributable to excess inventory resulting from reduced demand for legacy product lines, as well as supplier and manufacturing quality issues associated with the ramp-up of a newly introduced product line. The write-down was recorded within cost of goods sold in the accompanying condensed consolidated statements of operations.

Prepaid Expenses and Other

Prepaid expenses consist primarily of short-term deposits and advances of $36,897,214 and $10,274,912 as of June 30, 2026 and December 31, 2025, respectively. Prepaid expenses also included other balances that were individually and in the aggregate immaterial to the consolidated financial statements. The increase in prepaid expense is primarily related to advance payments to certain vendors for procurement of inventory.

Inflation Reduction Act Energy Tax Credit

In August 2022, the Inflation Reduction Act (IRA) was enacted, introducing clean energy tax incentives, notably the advanced manufacturing production credit (Section 45X). This credit pertains to each domestically produced and sold clean energy component, including utility inverters, which aligns with the Company’s primary product line of premium utility-scale inverters.

Manufacturers have the option to either receive a direct payment from the Internal Revenue Service or transfer the tax credit. The Company elected to transfer all tax credits earned in 2025 and 2024 to an unrelated eligible taxpayer.

Effective January 1, 2025, the Company changed its accounting principle for the presentation of Section 45X credits from recognizing the credits within other income to presenting the credits as a reduction of cost of goods sold. The Company accounts for the Section 45X credits as government grants by analogy to International Accounting Standard 20, Accounting for Government Grants and Disclosure of Government Assistance (“IAS 20”). The Company believes the new accounting principle is preferable because the Section 45X credits are generated from the Company’s qualifying manufacturing activities and presenting the credits as a reduction of cost of goods sold more closely associates the benefit of the credits with the related manufacturing costs.

For the six months ended June 30, 2026 and 2025, $50.3 million and $5.5 million, respectively, of Section 45X tax credits were recognized as a reduction of cost of goods sold.

Section 45X tax credits earned by the Company and expected to be transferred are recognized as current receivables in the consolidated balance sheets. Cash proceeds from transfers of the credits are classified within operating activities in the consolidated statements of cash flows.

In December of 2023, the Company entered into an agreement to sell $39.6 million of Section 45X tax credits generated during 2024 and 2023 for aggregate cash proceeds of $36.3 million. The Company received initial cash proceeds of $26.3 million during the year ended December 31, 2024 and received the remaining cash proceeds of $10.0 million during March of 2025.

In August of 2025, the Company entered into a separate agreement to sell $42.5 million of Section 45X tax credits generated during 2025 for aggregate cash proceeds of $40.0 million. The Company received initial cash proceeds of $17.5 million during the year ended December 31, 2025, with the remaining cash proceeds of $22.5 million received in March of 2026.

As of June 30, 2026, the Company had not entered into any agreements to sell or transfer Section 45X tax credits generated during 2026, and the increase in tax credits recognized during the current period was primarily driven by higher sales volumes of eligible products. The tax credits were recognized as current receivables on the condensed consolidated balance sheets, and included in cost of goods sold on the condensed consolidated statements of operations.

Property and Equipment

Property and equipment consisted of the following:

	As of June 30, 2026	As of December 31, 2025
Machinery and equipment	$10,407,779	$10,355,641
Vehicles	85,000	85,000
Leasehold improvements	2,928,069	2,928,069
Office equipment	1,496,339	1,465,547
Construction in progress	9,130,504	750,929

Total	24,047,691	15,585,186
Less accumulated depreciation	(4,854,813)	(3,527,747)

Property and equipment, net	$19,192,878	$12,057,439

Depreciation expense was $1,403,644 and $619,501 for the six months ended June 30, 2026 and 2025, respectively.

Intangible assets consisted of the following as of June 30, 2026:

	Estimated Useful Life (in Years)	Cost	Accumulated Amortization	Net Book Value
Tradename	15	$13,300,000	$(3,376,722)	$9,923,278
Developed technology	7	46,700,000	(25,407,024)	21,292,976
Patents	14	3,800,000	(1,033,691)	2,766,309
Backlog	2	500,000	(500,000)	—
Customer relationships	10	12,000,000	(4,570,000)	7,430,000

Intangible assets, net		$76,300,000	$(34,887,437)	$41,412,563

Intangible assets consisted of the following as of December 31, 2025:

	Estimated Useful Life (in Years)	Cost	Accumulated Amortization	Net Book Value
Tradename	15	$13,300,000	$(2,933,389)	$10,366,611
Developed technology	7	46,700,000	(22,071,310)	24,628,690
Patents	14	3,800,000	(897,976)	2,902,024
Backlog	2	500,000	(500,000)	—
Customer relationships	10	12,000,000	(3,970,000)	8,030,000

Intangible assets, net		$76,300,000	$(30,372,675)	$45,927,325

Amortization expense was $4,514,762 during each of the six months ended June 30, 2026 and 2025. The following presents the estimated amortization expense for intangible assets for each of the next five years and thereafter:

Amortization expense
Years ending December 31:
2026	$4,514,762
2027	9,029,524
2028	9,029,524
2029	6,972,500
2030	2,358,095
Thereafter	9,508,158

Total	$41,412,563

Accounts Payable

Accounts payable increased from $32,882,190 as of December 31, 2025 to $98,405,318 as of June 30, 2026. The increase was primarily attributable to higher inventory purchases during the period and the related obligations outstanding to suppliers at period end.

Accrued Warranty

The warranty liability consisted of the following:

	As of June 30, 2026	As of June 30, 2025
Beginning balance	$4,607,162	$3,545,677
Provision for warranties	4,474,997	776,312
Change in warranty estimate	—	—
Warranty claims paid	(5,436,905)	(968,169)

Ending balance	$3,645,254	$3,353,820

The warranty liability as of June 30, 2026 remained relatively consistent with the balance as of December 31, 2025. Warranty claims paid during the six months ended June 30, 2026 primarily related to retrofit projects for which the Company had recorded an incremental warranty reserve of approximately $3.5 million as of December 31, 2025 to cover the estimated costs associated with these projects. These retrofit projects were substantially completed during the six months ended June 30, 2026, resulting in a reduction of the related warranty reserves. The reduction in reserves associated with these projects was largely offset by warranty provisions recorded for current-period product shipments.

Note 3. Revenue

The Company recognizes revenue when a good or service promised in a contract (i.e., a performance obligation) is satisfied, which is upon the transfer of control of the contracted goods and services to the customer. Performance obligations related to product sales are satisfied at a point in time. Control is transferred when a customer can direct the use of and obtain all of the remaining benefits from that good. Control typically transfers to the customer upon shipment or pick-up or delivery, depending on contract terms.

For goods sold under bill-and-hold arrangements, revenue is recognized when title and risk of loss have passed to the customer and the Company does not have the ability to use the product or direct it to other customers. Under bill-and-hold arrangements, the Company bills a customer for product to be delivered at a later date; control typically transfers when the product is ready for physical transfer to the customer, and the Company has a present right to payment. Typically, a bill-and-hold arrangement is entered when a customer does not have sufficient storage capacity or is experiencing temporary project delays and requests that the Company keep the product in the Company’s custody. In such cases, the product is crated and palletized in the Company’s warehouses or designated third-party storages till it is ultimately shipped to the customer.

Revenue from service-based contracts is recognized at a point in time or over time depending on the nature of the performance obligation promised in the contract.

A contract with a customer may involve multiple products or services and/or multiple delivery dates. The Company assesses the promised goods and services within the contract to identify distinct performance obligations. For a contract with multiple performance obligations, the contract transaction price is allocated to each performance obligation based on relative standalone selling prices.

The revenue recorded is measured as the amount of consideration the Company expects to receive in exchange for transferring control of the products or performing services. Consideration is typically determined based on a fixed unit price, adjusted for variable consideration, including estimated product returns, as applicable, for the quantity of products or services transferred. The Company generally invoices up to 90% of the contract value upon delivery, with payment due within 120 days. The remaining 10% is billed approximately on commissioning or up to 180 days from shipment in accordance with contractual terms. Revenue is recognized upon delivery when control of the product transfers to the customer, as the deferred billing is not contingent upon the satisfaction of any additional performance obligations by the Company.

The Company provides general assurance warranties for a period up to five years that its products will perform as intended for periods beyond the date of sale. General assurance warranties are inherent within the Company’s products and services and do not provide customers with a service other than the assurance that the Company’s goods and services will perform as intended, therefore the Company does not account for its general assurance warranties as separate and/or distinct performance obligations.

The Company recognizes provisions for estimated warranty costs and product returns based on historical experience at the time revenue is recognized, or for specific items, at the time existence of the claims is known and the amounts are determinable.

The Company also offers extended warranties which go beyond the general assurance periods, and these warranties are accounted for as separate and distinct performance obligations in the revenue recognition process. Revenue associated with extended warranty contracts is recognized ratably over the contractual warranty coverage period as the Company satisfies its performance obligation to stand ready to provide warranty services.

Disaggregation of Revenue

The Company disaggregates revenue from contracts with customers into categories that depict how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors. The Company has determined that disaggregation by revenue type and by geography provides the most meaningful depiction of how the nature, amount, timing, and uncertainty of revenue and cash flows are affected by economic factors.

The following tables present the disaggregation of the Company’s revenue by revenue type and by geography for the six months ended June 30, 2026 and 2025:

	Six Months Ended
	June 30, 2026	June 30, 2025
Product	$224,205,129	$39,872,699
Service and other	5,679,157	2,198,061

Total revenues	$229,884,286	$42,070,760

The following table presents the Company’s revenue disaggregated by geographical region for the six months ended June 30, 2026 and 2025:

	Six Months Ended
	June 30, 2026	June 30, 2025
United States	$222,604,716	$35,447,356
International	7,279,570	6,623,404

Total revenues	$229,884,286	$42,070,760

Contract Assets and Contract Liabilities

The Company’s contracts with customers may contain invoicing and/or payment terms which result in the recognition of contract assets and liabilities. Contract assets, or unbilled revenue, which is part of the accounts receivable, are recorded when the Company transfers a good or service before it is invoiced. Contract liabilities, including unearned warranty revenue and/or customer deposits, are recorded when the Company receives consideration in advance of transferring a good or performing a service.

Supplemental balance sheet information related to contracts from customers as of:

	As of June 30, 2026	As of December 31, 2025
Contract Assets
Unbilled revenue	$15,273,118	$8,065,020

Total	$15,273,118	$8,065,020

Contract Liabilities
Unearned warranty revenues	$16,045,554	$16,110,014
Customer deposits	282,194,927	129,541,131

Total	$298,240,481	$145,651,145

Contract assets: Contract assets, or unbilled revenue, represent the Company’s right to consideration for products or services transferred to customers when such rights are conditioned on factors other than the passage of time. Unbilled revenue primarily arises when revenue is recognized prior to invoicing in accordance with the contractual terms of the underlying arrangement. Contract assets are included within accounts receivable in the accompanying consolidated balance sheets. The increase in contract assets as of June 30, 2026 as compared to December 31, 2025 was primarily attributable to the timing of contractual billing milestones, under which revenue was recognized in advance of the Company’s contractual right to invoice customers.

Customer deposits: Customer deposits relate to advance payments received from customers for products or services that have not yet been transferred. Revenue is recognized and the related contract liability is reduced when control of the promised goods or services is transferred to the customer. The increase in customer deposits as of June 30, 2026 as compared to December 31, 2025 was primarily attributable to contractual requirements for customers to remit a portion of consideration in advance of the Company satisfying the related performance obligations and recognizing revenue.

During the six months ended June 30, 2026 and 2025, the Company recognized revenue of $57,106,952 and $7,239,527, respectively, related to contract liabilities outstanding as of the end of each prior reporting period.

Remaining Performance Obligations

Remaining performance obligations, which are primarily included in unearned revenues (as presented on the condensed consolidated balance sheets), represent the aggregate amount of the transaction price of certain customer contracts yet to be recognized as revenues as of the end of the reporting period.

As of June 30, 2026, the aggregate amount of the transaction price allocated to remaining (unsatisfied or partially unsatisfied) performance obligations was $16,045,554, which related to the Company’s extended warranty contracts. The Company expects to recognize approximately 20% of its remaining performance obligation over the next 12 months, approximately 50% will be recognized over the next 13 to 36 months and the remainder thereafter.

The Company has elected to adopt certain practical expedients and exemptions allowed under ASC 606:

•

Practical expedient to recognize the incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less.

•	Practical expedient from recognizing shipping and handling activities as activities to fulfill the promise to transfer the goods.

•	Practical expedient to present revenue net of sales taxes and other similar taxes.

Note 4. Provision for Income Taxes

The Company did not record an income tax provision for the six months ended June 30, 2026 and 2025, primarily due to operating losses and the maintenance of a full valuation allowance against its deferred tax assets.

Significant judgment is required in determining the Company’s provision for income taxes, including the recognition and measurement of deferred tax assets and liabilities and the assessment of the related valuation allowance. Deferred tax assets are recognized for deductible temporary differences and net operating loss carryforwards and are reduced by a valuation allowance if, based on available evidence, it is more likely than not that some or all deferred tax assets will not be realized.

In evaluating the realizability of its deferred tax assets, the Company considers both positive and negative evidence, including cumulative losses in recent periods and the lack of sufficient objectively verifiable future taxable income. Based on this evaluation, the Company concluded that it is more likely than not that its deferred tax assets will not be realized. Accordingly, a full valuation allowance has been recorded as of June 30, 2026, and December 31, 2025.

The Company reassesses the realizability of its deferred tax assets at each reporting period.

Note 5. Members’ Equity

Series A Stock

As of June 30, 2026 and December 31, 2025, there were 58,742 units of Series A stock, with a par value of $1,000 each that had been authorized, issued and were currently outstanding. There were no share cancellations or repurchases of Series A stock during the six months ended June 30, 2026 and 2025.

Note 6. Redeemable preferred units

On September 9, 2022, the Company issued Preferred Units in connection with the acquisition of EPC Power Corp. The rights and preferences of the Preferred Units are governed by the Amended and Restated Limited Liability Company Agreement dated September 9, 2022. The Company is authorized to issue unlimited shares of the Preferred Units.

As of June 30, 2026 and December 31, 2025, 176,225 units of preferred stock, with a par value of $1,000 each are issued and outstanding.

Distribution and Liquidation Rights

Upon liquidation, dissolution or winding up of the Company, and after satisfaction of the Company’s obligations to creditors, assets of the Company available for distribution are made in the following order: holders of Preferred Units will first receive a return of their unpaid capital contributions and then additional distributions until they have achieved a 1.5x multiple on invested capital (“MOIC”); holders of Series A Units will receive a return of their invested capital and then additional distributions until they have achieved a 1.5x MOIC; any remaining distributions are allocated 87% to holders of Series A Units and 13% to holders of Series B Units.

Redemption Rights

On or after September 9, 2032, holders representing a majority of the Preferred Units may require the Company to redeem their Preferred Units for an amount equal to the holders’ invested capital plus additional proceeds sufficient to provide a 1.5x MOIC, reduced by any prior distributions received with respect to such units.

The non-redeeming holders of a majority of the Preferred Units and Series A Units may elect to pursue a sale transaction in lieu of redemption within 30 days following the receipt of the redemption notice. If such an election is made, the redemption notice is revoked and the redemption right terminates.

The Preferred Units are classified as mezzanine, or temporary, equity because the units are redeemable at the holder’s option after the tenth anniversary of the original issuance and the ability of the non-redeeming holders to elect a sale transaction in lieu of redemption is also outside the Company’s control. The Company also concluded that the Preferred Units are probable of becoming redeemable.

Accordingly, the Company accretes the carrying amount of the Preferred Units to the redemption amount through the earliest contractual redemption date using the interest method. Share Cancellations and Repurchases

There were no share cancellations or repurchases of the Preferred Units during the six months ended June 30, 2026 and 2025.

During the six months ended June 30, 2026 and 2025, the Company recorded accretion of $4,093,837 and $3,931,166, respectively, related to the Preferred Units. Such accretion was recorded as a reduction of additional paid-in capital to the extent available, with any excess recorded as an increase to accumulated deficit.

As of June 30, 2026 and December 31, 2025, the Preferred Units had carrying amounts of $205,663,087 and $201,569,250, respectively. Such accretion was recorded as a reduction of additional paid-in capital to the extent available, with any excess recorded as an increase to accumulated deficit.

Note 7. Unit-Based Compensation

On September 9, 2022, in conjunction with the formation of the Company, 1,000,000 Series B units were authorized. The Series B units, which are profits interest, vest over four years from the date of grant. Upon termination of a Series B unit holder’s employment with the Company for any reason, all unvested Series B units shall automatically be forfeited without any payment.

The following is a summary of employee Series B units transactions that contain only service requirements to vest:

	Number of Shares	Weighted-Average Grant Date Fair Value
Series B units outstanding at December 31, 2025	965,769	30.39
Series B units granted	30,000	58.87
Series B units cancelled/forfeited	(61,384)	30.44

Series B units outstanding at June 30, 2026	934,385	31.30

	Number of Shares	Weighted-Average Grant Date Fair Value
Series B units outstanding at December 31, 2024	924,906	30.38
Series B units granted	30,374	30.50
Series B units cancelled/forfeited	(3,040)	30.45

Series B units outstanding at June 30, 2025	952,240	30.39

Compensation expense of $3,635,907 and $3,224,766 was recorded for the six months ended June 30, 2026 and 2025, respectively, and is recorded in selling, general, and administrative expenses on the condensed consolidated statements of operations. As of June 30, 2026 and December 31, 2025, unrecognized compensation expense was $10,044,615 and $13,782,977, respectively, which is expected to be recognized over a weighted-average period of 1.68 years and 2.35 years, respectively.

In June 2025, the board of directors approved an employee incentive plan, which provides incentive compensation opportunities to certain employees contingent upon specified liquidity events. As of June 30, 2026 and December 31, 2025, no amounts were probable or reasonably estimable, and no liability or compensation expense has been recognized.

Note 8. Concentrations

During the six months ended and as of June 30, 2026, four customers accounted for 80% of net sales and 79% of accounts receivable, respectively. During the six months ended June 30, 2025 and as of December 31, 2025, two customers accounted for 55% of net sales and 40% of accounts receivable, respectively. No other customer accounted for more than 10% of net sales or accounts receivable.

As of June 30, 2026 and December 31, 2025, accounts held at institutions in the United States are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 for interest bearing and non-interest bearing accounts. Cash balances exceed this federally insured limit at times. The Company maintains its cash at reputable financial institutions and does not believe it is exposed to any significant credit risk.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company extends credit to its customers based upon evaluation of the customer’s financial condition and credit history and does not require collateral. Credit losses are provided for in the condensed consolidated financial statements and consistently have been within management’s expectations.

Note 9. Related-Party Transactions

The Company has sales to related parties due to their common ownership and affiliation. The net sales and accounts receivable balances with related parties result from the sale of power conversion systems, spare parts, and related services provided under customer contracts in the ordinary course of business. During the six months ended June 30, 2026 and 2025, the Company recorded net sales of $293,717 and $2,189,349 to a related party, respectively. As of June 30, 2026 and December 31, 2025, the amounts due from this related party were $145,480 and $8,284,607, respectively. Amounts due from related parties are unsecured, non-interest bearing and generally subject to the same payment terms as the Company’s third-party customer receivables.

Note 10. Commitments and Contingencies

Purchase Commitments

As of June 30, 2026 and December 31, 2025, the Company’s non-cancelable purchase commitments for inventory to be used in the ordinary course of business were $26,480,132 and $9,576,150, respectively. Of the $26,480,132 outstanding as of June 30, 2026, $20,337,332, $4,792,800, and $1,350,000 are expected to be purchased during the remainder of 2026, 2027, and 2028, respectively. These commitments are based on fixed or determinable prices and do not contain variable pricing components. Amounts purchased under the Company’s non-cancelable purchase commitments were $7,763,468 for the six months ended June 30, 2026. Amounts purchased under the Company’s non-cancelable purchase commitments for the six months ended June 30, 2025 were not material.

Inventory purchase orders issued in the ordinary course of business represent authorizations to purchase inventory from vendors rather than binding agreements and, therefore, are excluded from the amount disclosed above. Such purchase orders are based on the Company’s current inventory needs and are generally fulfilled by suppliers within a short period of time.

Litigation

In the normal course of business, the Company could be exposed to litigation involving its products, facilities, or personnel. The Company maintains insurance to cover such actions and believes that the resolution of any such litigation will not have a material adverse effect on the Company.

Note 11. Subsequent Events

Subsequent events have been evaluated through August 31, 2026, the date the condensed consolidated financial statements were available to be issued.

Annex A

SEPARATION AND DISTRIBUTION AGREEMENT

by and between

AXIOM SOLUTIONS INTERNATIONAL, INC.

and

FLEX LTD.

Dated as of [•]

INDEX OF DEFINED TERMS

Acceptable Alternative Arrangement	2, 32
ACRA	2
Action	2
Adversarial Action	2
Affiliate	2
Agent	3
Agreement	1, 3
Ancillary Agreements	3
Appointed Representative	3, 88
Appropriate Remediation Standard	3, 76
Arbitral Tribunal	3, 89
Assets	3
Assume	4, 31
Assumption	4
Audited Party	4, 53
Board	1, 4
Bonus Issuance	5
Bonus Share	5
Bonus Shares	5
Business	5
Business Day	5
Capital Reduction	5
Cash and Cash Equivalents	5
Clean-Up Distribution	1, 5
Code	2, 5
Collective Benefit Services	5, 80
Commission	5
Competing Business	62
Confidential	92
Confidential Information	5
Consents	6
Contract	6
Contribution	6
Conveyancing and Assumption Instruments	6
Copyrights	6
Credit Support Instruments	6
Cross-Supply Agreements	6
Damages	6
Data Protection Laws	7
Data Transfer Agreement	7
Debt Exchange	1, 7
Debt Exchange Parties	1, 7
Decision on Interim Relief	7, 91
Delaware Court	7, 91
Designated Ancillary Agreements	7
Discontinued	7
Dispute	7, 88
Distribution	1, 7
Distribution Date	8
Distribution Disclosure Documents	8

Divested Operations and Businesses	7
Effective Time	8
Emergency Arbitrator	8, 91
Employee Matters Agreement	8
Employee Records	8
Employee Related Liabilities	8, 13
Environmental Laws	8
Environmental Liabilities	8
Environmental Permit	8
Exchange Debt	1, 8
Final Determination	7
Financing Disclosure Documents	9
Flex	1, 9
Force Majeure Event	9
GDPR	7, 9
General Dispute Notice	9, 88
General Negotiation Period	9, 89
Governmental Entity	9
Group	9
GSS Services Agreement	9
Guaranty Release	9, 43
Hazardous Substances	9
High Court Approval	9
Highly Confidential-Attorneys’ Eyes Only	92
Indebtedness	10
Indemnifiable Loss	10
Indemnifiable Losses	10
Indemnified Persons	10, 98
Indemnifying Party	10, 66
Indemnitee	10, 66
Indemnity Payment	10, 71
Information	10
Insurance Policies	11
Insurance Proceeds	11
Insurer	11
Intellectual Property	11
Intellectual Property Matters Agreement	11
Intentionally Delayed SpinCo Assets	11, 22
Intergroup Accounts	11, 35
Intergroup Leases	11
Interim Relief	12, 90
Internal Control Audit and Management Assessments	12, 52
Internal Reorganization	12
IT Assets	12
IT Contracts	12
Joint Actions	12, 73
Jointly-Owned Software	12, 60
Know-How	12
Law	12
Legacy Site	13
Legacy SpinCo Environmental Liabilities	13
Liabilities	13

Liable Party	13, 42
Licensee	59
Licensor	59
Managing Party	13, 73
Nasdaq	13
Non-Assumable Third Party Claims	13, 67
Non-Managing Party	13, 73
Non-Performing Impacted Party	13, 75
Non-Performing Party	13, 75
Non-Transferred Permit	13, 57
Notice Recipient	13, 33
Notifying Party	13, 34
Other Party	13
Other Party’s Auditors	14, 52
Partial Assignment	14, 31
Parties	1, 14
Party	1, 14
Patent	14
Performing Party	14, 75
Permit Transferee	14
Permit Transferor	14
Permits	14
Person	14
Personal Data	14
Pre-Distribution RemainCo Insurance Policies	14, 92
Pre-Distribution RemainCo Liabilities	14, 94
Pre-Distribution SpinCo Insurance Policies	14, 94
Pre-Distribution SpinCo Liabilities	15, 92
Privilege	15, 80
Privilege Dispute	84
Privilege Dispute Notice	84
Privilege Neutral	85
Privileged Information	15, 80
Processing	15
Protected Customer	15, 61
Public Reports	15, 53
Record Date	15
Records	15
Registration Rights Agreement	15
Registrations	15
Release	15
RemainCo	1, 15
RemainCo Accounts	15, 45
RemainCo Assets	15
RemainCo Business	17
RemainCo Controlled Existing Actions	17, 73
RemainCo CSIs	17, 44
RemainCo Environmental Liabilities	17
RemainCo Group	17
RemainCo Historic Operations Environmental Liabilities	17
RemainCo House Marks	17
RemainCo Indemnified Persons	17, 97

RemainCo Indemnitees	17
RemainCo Liabilities	17
RemainCo Ordinary Shares	19
RemainCo Protected Customer	19, 61
RemainCo Real Property	19
RemainCo Restricted Business	19, 61
RemainCo Shared Contracts	19
RemainCo Transitional Marks	19
Response Action	19
Response Actions	75
Restricted Business	21
Restricted Period	19, 61
Retained Stock	1, 19
Rules	19, 89
S78I Lodgement	28, 50
Security Interest	19
Separation	1, 19
Separation Plan	19
Shared Contract	19
Shared Permit	19, 57
Shared Site	19, 58
Site Services Agreements	20
SMO	20, 88
Software	20
Specified RemainCo Assets	15, 20
Specified RemainCo Liabilities	17, 20
Specified SpinCo Assets	20, 23
SpinCo	1, 20, 29
SpinCo Accounts	20, 45
SpinCo Assets	20
SpinCo Business	23
SpinCo Cash Distribution	24
SpinCo Common Stock	24
SpinCo Contracts	24
SpinCo Controlled Existing Actions	24, 72
SpinCo CSIs	24, 44
SpinCo Discontinued or Divested Operations and Business Liabilities	24
SpinCo Discontinued or Divested Operations and Businesses	24
SpinCo Environmental Liabilities	24
SpinCo Financing Arrangements	24
SpinCo Form 10	24
SpinCo Group	25
SpinCo Historic Operations Environmental Liabilities	25
SpinCo Indemnified Persons	25, 98
SpinCo Indemnitees	25
SpinCo Information Statement	25
SpinCo Joint Ventures and Minority Investments	20, 25
SpinCo Leased Real Property	21, 25
SpinCo Legacy Site	25
SpinCo Liabilities	25
SpinCo Owned Real Property	21, 27
SpinCo Protected Customer	27, 61
SpinCo Real Property	21, 27

SpinCo Restricted Business	27, 61
SpinCo Shared Contracts	27
SpinCo Transitional Marks	27
Subsequent Distribution	1, 27
Subsidiary	28
Tail	96
Tax	28
Tax Attributes	28
Tax Contest	28
Tax Matters Agreement	28
Tax Records	28
Tax Return	28
Taxes	28
Third Party Claim	28, 66
Third Party Proceeds	28, 71
Trademarks	28
Transfer	28, 30
Transferred	28
Transition Services Agreement	28
Transitional License Period	59
Transitional Marks	59
Treasury Regulations	28
UK GDPR	7, 28

SEPARATION AND DISTRIBUTION AGREEMENT

SEPARATION AND DISTRIBUTION AGREEMENT (this “Agreement”), dated as of [•], by and between Flex Ltd., a public company limited by shares incorporated in Singapore and having company registration no. 199002645H (“Flex” or “RemainCo”), and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”). Each of RemainCo and SpinCo is sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WITNESSETH:

WHEREAS, Flex, acting through its direct and indirect Subsidiaries, currently conducts (a) the SpinCo Business and (b) the RemainCo Business;

WHEREAS, the Board of Directors of Flex (the “Board”) has determined that it is appropriate, desirable and in the best interests of Flex to separate Flex into two separate, publicly traded companies, one for each of (a) the SpinCo Business, which shall be owned and conducted, directly or indirectly, by SpinCo, and (b) the RemainCo Business, which shall be owned and conducted, directly or indirectly, by RemainCo (the “Separation”);

WHEREAS, in order to effect such separation, the Board has determined that it is appropriate, desirable and in the best interests of Flex (a) to undertake the Internal Reorganization, and (b) thereafter, for RemainCo to distribute, on the Distribution Date, to the holders of RemainCo Ordinary Shares whose names appear on the Branch Register of Members maintained in the United States of America as of the close of business on the Record Date, on a pro rata basis and on the basis of one share of SpinCo Common Stock for every [•] RemainCo Ordinary Shares, approximately 88.0% to 94.0% all of the then issued and outstanding shares of SpinCo Common Stock (such transactions described in this clause (b), the “Distribution”);

WHEREAS, following the Distribution, Flex shall retain approximately 6.0% to 12.0% of the outstanding shares of SpinCo Common Stock (the “Retained Stock”) and intends within twenty-four (24) months following the Distribution Date to effect one or more distributions of the Retained Stock (i) to holders of RemainCo Ordinary Shares whose names appear on the Branch Register of Members maintained in the United States of America as dividends or in exchange for RemainCo Ordinary Shares (any such distribution, a “Clean-Up Distribution”) or (ii) through one or more transfers of the Retained Stock to certain Persons (the “Debt Exchange Parties”) in exchange for certain debt obligations of Flex (the “Exchange Debt”) held by the Debt Exchange Parties as principals for their own account (any such distribution, a “Debt Exchange” and together with any Clean-Up Distribution, a “Subsequent Distribution”);

WHEREAS, SpinCo has been formed for the purpose of effectuating the Separation and the Distribution, and the related transactions contemplated thereby, and has not engaged in activities except those in connection with the transactions contemplated by the Internal Reorganization, the consummation of the transactions contemplated by this Agreement and those activities necessary in connection with its standup as an independent company (including activities with respect to the SpinCo Financing Arrangements and the distribution of the SpinCo Common Stock);

WHEREAS, on the terms and subject to the conditions set forth herein, in connection with the Internal Reorganization and in exchange for the Contribution, SpinCo shall pay the SpinCo Cash Distribution to RemainCo;

WHEREAS, for U.S. federal income Tax purposes, it is intended that the Contribution and the Distribution, taken together, qualify for non-recognition of gain and loss pursuant to Section 355, Section 361 and Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, each of RemainCo and SpinCo has determined that it is necessary and desirable to agree to the principal corporate transactions required to effect the Internal Reorganization (to the extent not already effected prior to the date hereof) and the Distribution and to agree to other agreements that will govern certain other matters following the Effective Time.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 General. As used in this Agreement, the following terms shall have the following meanings:

(1) “Acceptable Alternative Arrangement” shall have the meaning set forth in Section 2.2(d)(i).

(2) “ACRA” shall mean the Accounting and Corporate Regulatory Authority of Singapore.

(3) “Action” shall mean any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative) by or before any court or grand jury, any Governmental Entity or any arbitration or mediation tribunal or authority.

(4) “Adversarial Action” means (i) an Action by a member of the RemainCo Group, on the one hand, against a member of the SpinCo Group, on the other hand, or (ii) an Action by a member of the SpinCo Group, on the one hand, against a member of the RemainCo Group, on the other hand.

(5) “Affiliate” shall mean, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the Other Party or member of such Other Party’s Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s shareholders prior to, or in case of SpinCo’s stockholders, after the Effective Time.

(6) “Agent” shall mean Computershare Trust Company, N.A.

(7) “Agreement” shall have the meaning set forth in the preamble hereto.

(8) “Ancillary Agreements” shall mean all of the written Contracts, instruments, assignments or other arrangements (other than this Agreement) entered into in connection with the transactions contemplated hereby, including the Tax Matters Agreement, the Transition Services Agreement, the Employee Matters Agreement, the Intellectual Property Matters Agreement, the Data Transfer Agreement, the Registration Rights Agreement, the Cross-Supply Agreements and the agreements or other continuing arrangements set forth on Schedule 1.1(8) and any other agreements to be entered into by and between any member of the SpinCo Group and any member of the RemainCo Group, at, prior to or after the Distribution in connection with the Distribution, but shall exclude the Conveyancing and Assumption Instruments.

(9) “Appointed Representative” shall have the meaning set forth in Section 8.1(c)(i).

(10) “Appropriate Remediation Standard” shall have the meaning set forth in Section 6.11(c)(v).

(11) “Arbitral Tribunal” shall have the meaning set forth in Section 8.1(d)(i).

(12) “Assets” shall mean all right, title and ownership interests in and to all properties, claims, Contracts, businesses or assets (including goodwill), wherever located (including in the possession of vendors or other third parties or elsewhere), of every kind, character and description, whether real, personal or mixed, tangible or intangible, whether accrued, contingent or otherwise, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person, including the following (regardless of any potential overlap):

(i) all Information;

(ii) all tangible personal property and interests therein (including machinery, equipment, tools and vehicles);

(iii) all raw materials, works-in-process, supplies, ingredients, inputs, parts, packaging, finished goods and products and other inventories;

(iv) all rights, title and interest in and to real property of whatever nature, including all land and land improvements, structures, buildings and building improvements, tidelands or other marine leases, other improvements, fixtures, rights of ingress and egress, rights under any covenants, conditions or restrictions, all contract rights, if any, relating to the operation of the land or any improvements thereon, all riparian rights, surface and underground water rights, and any and all other water rights pertaining to the land, and any and all licenses, permits, registrations, approvals and authorizations which have been issued by any Governmental Entity related to the land and all easements and rights of way pertaining thereto or accruing to the benefit thereof and appurtenances located thereon or associated therewith;

(v) all interests in any capital stock of, or other equity interests in, any Person;

(vi) all Contracts and any rights or claims (whether accrued or contingent) arising under any Contracts;

(vii) all Credit Support Instruments;

(viii) all written (including in electronic form) technical information, data, specifications, research and development information, engineering drawings and specifications, operating and maintenance manuals, and materials and analyses prepared by consultants and other third parties;

(ix) all Intellectual Property;

(x) all IT Assets and IT Contracts;

(xi) all Personal Data;

(xii) all Cash and Cash Equivalents, notes, interest receivables and other financial assets and derivative instruments;

(xiii) all accounts and notes receivable;

(xiv) all credits, prepaid expenses, rebates, deferred charges, advance payments, security deposits and prepaid items;

(xv) all accruals, counterclaims, insurance claims, rights to coverage under applicable insurance policies, warranties, contractual indemnities, control rights and other rights similar to the foregoing; and

(xvi) all Permits, Consents and Registrations.

Except as otherwise specifically set forth herein or in the Tax Matters Agreement or the Employee Matters Agreement, the rights and obligations of the Parties with respect to (a) Taxes shall be governed by the Tax Matters Agreement and (b) any assets of the nature described in the preceding sentence of this definition that are allocated pursuant to the Employee Matters Agreement shall be governed by the Employee Matters Agreement, and, therefore, Taxes (including any Tax Attributes) and such assets shall not be treated as Assets governed by this Agreement.

(13) “Assume” shall have the meaning set forth in Section 2.2(c) and the term “Assumption” shall have its correlative meaning.

(14) “Audited Party” shall have the meaning set forth in Section 5.1(c).

(15) “Board” shall have the meaning set forth in the recitals hereto.

(16) “Bonus Issuance” means issuance of Bonus Shares in the proportion to be determined by the Flex Board in their sole discretion of such number of Bonus Share(s) for every existing Flex ordinary share(s) held by each Flex shareholder of record as of the Record Date, on a pari passu basis, fractions of a Bonus Share to be disregarded.

(17) “Bonus Shares” refers to the new ordinary shares in the capital of Flex to be allotted and issued pursuant to the Bonus Issuance, and each, a “Bonus Share”.

(18) “Business” shall mean (a) with respect to SpinCo or one or more members of the SpinCo Group, the SpinCo Business, or (b) with respect to RemainCo or one or more members of the RemainCo Group, the RemainCo Business.

(19) “Business Day” shall mean any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in New York, New York.

(20) “Capital Reduction” shall mean the court-approved capital reduction to be carried out by Flex in accordance with the Companies Act 1967 of Singapore.

(21) “Cash and Cash Equivalents” shall mean (a) cash and (b) checks, certificates of deposit having a maturity of less than one (1) year, money orders, bills of exchange, marketable securities, money market funds, commercial paper, short-term instruments, funds in time and demand deposits or similar accounts, and any evidence of indebtedness issued or guaranteed by any Governmental Entity, minus the amount of any outbound checks, plus the amount of any deposits in transit.

(22) “Clean-Up Distribution” shall have the meaning set forth in the recitals hereto.

(23) “Code” shall have the meaning set forth in the recitals hereto.

(24) “Collective Benefit Services” shall have the meaning set forth in Section 7.7(a).

(25) “Commission” shall mean the United States Securities and Exchange Commission.

(26) “Confidential Information” shall mean all non-public, confidential or proprietary Information concerning a Party or its Subsidiaries or with respect to SpinCo, the SpinCo Business, any SpinCo Asset or any SpinCo Liabilities, or with respect to RemainCo, the RemainCo Business, any RemainCo Assets or any RemainCo Liabilities, which, prior to or following the Effective Time, has been disclosed by a Party or its Subsidiaries to the Other Party or its Subsidiaries, or otherwise has come into the possession of the Other Party or its Subsidiaries, including pursuant to the access provisions of Article VII or any other provision of this Agreement, including any data or documentation resident, existing or otherwise provided in a database or in a storage medium, permanent or temporary, intended for confidential, proprietary or privileged use by a Party (except to the extent that such Information can be shown to have been (a) in the public domain or known to the public through no fault of the receiving Party or its Subsidiaries, (b) lawfully acquired by the receiving Party or its Subsidiaries from other sources not known to be subject to confidentiality obligations with respect to such Confidential Information or (c) independently developed by the receiving Party or its Affiliates after the Distribution without reference to or use of any Confidential Information). As used herein, by example and without limitation, Confidential Information shall mean any Information of a Party marked as confidential, proprietary or privileged.

(27) “Consents” shall mean any consents, waivers, notices, reports or other filings obtained, made or to be obtained from or made, including with respect to any Contract, or any registrations, licenses, permits, approvals, authorizations obtained or to be obtained from, or approvals from, or notification requirements to, any Person including a Governmental Entity.

(28) “Contract” shall mean any agreement, contract, subcontract, obligation, note, indenture, instrument, option, lease, sublease, promise, arrangement, release, warranty, license, sublicense, insurance policy, purchase order or legally binding commitment or undertaking of any nature (whether written or oral and whether express or implied).

(29) “Contribution” means the contribution of SpinCo Assets to SpinCo by RemainCo as part of the Internal Reorganization and in connection with, or in anticipation of, the Distribution.

(30) “Conveyancing and Assumption Instruments” shall mean, collectively, the various Contracts and other documents entered into prior to the Effective Time, to be entered into to effect the Transfer of Assets and the Assumption of Liabilities in the manner contemplated by this Agreement and the Internal Reorganization, or otherwise relating to, arising out of or resulting from the Transfer of Assets or Assumption of Liabilities between members of each Group, in such form or forms as the applicable parties thereto agree, which shall be on an “as is,” “where is” and “with all faults” basis, and in the case of Conveyancing and Assumption Instruments relating to real property, subject to the further provisions of Section 2.7.

(31) “Copyrights” shall mean copyrightable works, copyrights (including in product label or packaging artwork or templates), moral rights, mask work rights, database rights and design rights, in each case, whether or not registered, and registrations and applications for registration thereof.

(32) “Credit Support Instruments” shall mean any letters of credit, performance bonds, surety bonds, banker’s acceptances or other similar arrangements.

(33) “Cross-Supply Agreements” shall include the agreements set forth in Schedule 1.1(33).

(34) “Damages” shall mean any loss, damage, injury, claim, demand, payments (including those arising out of any settlement or judgment relating to any proceeding), award, fine, penalty, Tax, fee (including reasonable out of pocket attorneys’ or advisors’ fees and disbursements incurred in the defense thereof), charge, cost (including reasonable costs of investigation) or expense of any nature, excluding, except as set forth in Section 8.1(d)(iv), any incidental, indirect, special, exemplary, punitive or consequential damages (including lost revenues or profits), but including amounts paid or payable to third parties in respect of any third-party claim for which indemnification hereunder is otherwise required (including components of such third-party claim relating to incidental, indirect, special, exemplary, punitive or consequential damages (including lost revenues or profits)).

(35) “Data Protection Laws” shall mean the following to the extent applicable from time to time: (a) the California Consumer Privacy Act, as amended by the California Privacy Rights Act, (b) the General Data Protection Regulation (2016/679) (“GDPR”) and the GDPR as transposed into the national laws of the United Kingdom (“UK GDPR”), (c) any national law supplementing the GDPR and UK GDPR and (d) any other data protection or privacy Laws, regulations, regulatory requirements or binding codes of practice throughout the world issued by or with the approval of a relevant data protection authority applicable to the Processing of Personal Data (as amended or replaced from time to time).

(36) “Data Transfer Agreement” shall mean the Data Transfer Agreement dated as of [•] 2027, by and between RemainCo and SpinCo.

(37) “Debt Exchange” shall have the meaning set forth in the recitals hereto.

(38) “Debt Exchange Parties” shall have the meaning set forth in the recitals hereto.

(39) “Decision on Interim Relief” shall have the meaning set forth in Section 8.1(d)(viii).

(40) “Delaware Court” shall have the meaning set forth in Section 8.1(d)(ix).

(41) “Designated Ancillary Agreements” shall mean the Employee Matters Agreement, the Site Services Agreement, the Transition Services Agreement, the Intellectual Property Matters Agreement, the Tax Matters Agreement, GSS Services Agreement and the Cross-Supply Agreements.

(42) “Final Determination” shall have the meaning set forth in the Tax Matters Agreement.

(43) “Discontinued or Divested Operations and Businesses” shall mean any (a)(v) company, (w) business, (x) business unit, (y) product line or (z) business operation operated or conducted and (b) any site or plant (and in each case of clauses (a) and (b), any portion thereof) that was owned, leased, occupied or otherwise used by (or on behalf of) any member of any Group (or any predecessor thereto) or any former Subsidiary thereof (or for which any member of any Group has become liable other than to the extent related to the conduct of the SpinCo Business and RemainCo Business) at any time prior to the Distribution Date and that was not owned, operated or conducted or, with respect to plants and sites, used by (or on behalf of) a member of a Group in the active conduct of the SpinCo Business or RemainCo Business as of the Distribution Date, in each case, whether as a result of sale, transfer, conveyance or other disposition or abandonment, closure, discontinuation or other cessation thereof (other than any temporary cessation or closure of a site (or any portion thereof) that has been resolved by the placement of such site or portion thereof back into active use by the Group to which such Asset has been allocated pursuant to this Agreement (but in the case of Assets subject to an Intergroup Lease, by the lessee Party) prior to the Distribution (as evidenced in writing prior to the Distribution)).

(44) “Dispute” shall have the meaning set forth in Section 8.1(a).

(45) “Distribution” shall have the meaning set forth in the recitals hereto.

(46) “Distribution Date” shall mean [•], 2027.

(47) “Distribution Disclosure Documents” shall mean any registration statement (including any registration statement on Form 10 and all exhibits thereto (including the SpinCo Form 10 and SpinCo Information Statement) or on Form S-8 related to securities to be offered under any employee benefit plan) and any current reports on Form 8-K filed or furnished with the Commission by SpinCo in connection with the Distribution or by RemainCo solely to the extent such documents relate to the Distribution, but excluding the Financing Disclosure Documents.

(48) “Effective Time” shall mean 12:01 a.m., New York City Time, on the Distribution Date.

(49) “Emergency Arbitrator” shall have the meaning set forth in Section 8.1.

(50) “Employee Matters Agreement” shall mean the Employee Matters Agreement, dated as of [•], 2026, by and between RemainCo and SpinCo.

(51) “Employee Records” shall mean the SpinCo Employee Records and RemainCo Employee Records (as such terms are defined in the Employee Matters Agreement).

(52) “Employee Related Liabilities” shall have the meaning set forth in the definition of “Liabilities.”

(53) “Environmental Laws” shall mean all Laws relating to pollution or protection of the environment or Hazardous Substances, including Laws relating to the exposure to, or Release, threatened Release or the presence of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, transport or handling of Hazardous Substances and all Laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Substances, and all Laws relating to endangered or threatened species of fish, wildlife and plants and damage to and the protection of natural resources.

(54) “Environmental Liabilities” shall mean any Liabilities, arising out of or resulting from any Environmental Law, Contract or agreement relating to the environment, Hazardous Substances or human exposure to Hazardous Substances, including (a) judgments, settlements, complaints, Damages, costs or expenses, including fees and expenses of counsel, whether or not arising out of, relating to or in connection with any Actions, (b) costs of defense and other responses to any administrative or judicial action (including notices, claims, complaints, suits and other assertions of liability), (c) responsibility for any investigation, remediation, monitoring or cleanup costs, response costs, removal costs, injunctive relief, natural resource damages, and any other environmental compliance or remedial measures, and (d) costs and expenses relating to correcting violations of or non-compliance with applicable Environmental Laws.

(55) “Environmental Permit” shall mean any Permit issued under any Environmental Laws.

(56) “Exchange Debt” shall have the meaning set forth in the recitals hereto.

(57) “Financing Disclosure Documents” shall mean any prospectus, offering memorandum, offering circular (including franchise offering circular or any similar disclosure statement) or similar disclosure document, whether or not filed with the Commission or any other Governmental Entity, which offers for sale or registers the Transfer or distribution of securities or indebtedness of the SpinCo Group.

(58) “Flex” shall have the meaning set forth in the preamble hereto.

(59) “Force Majeure Event” shall mean, with respect to a Party, an event beyond the control of such Party (or any Person acting on its behalf), which by its nature could not have been foreseen by such Party (or such Person), or, if it could have been foreseen, was unavoidable, and includes acts of God, storms, floods, riots, pandemics, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism or failure of energy sources or distribution facilities.

(60) “GDPR” shall have the meaning set forth in the definition of “Data Protection Laws.”

(61) “General Dispute Notice” shall have the meaning set forth in Section 8.1(c)(ii).

(62) “General Negotiation Period” shall have the meaning set forth in Section 8.1(c)(ii).

(63) “GSS Services Agreement” shall means GSS Services Agreement, dated as of [•], by and between RemainCo and SpinCo, dated as of [•], by and between RemainCo and SpinCo.

(64) “Governmental Entity” shall mean any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau, official or court, whether domestic, foreign, multinational or supranational exercising executive, legislative, judicial, regulatory, self-regulatory, authority or administrative functions of or pertaining to government and any executive official thereof.

(65) “Group” shall mean (a) with respect to SpinCo, the SpinCo Group, and (b) with respect to RemainCo, the RemainCo Group.

(66) “Guaranty Release” shall have the meaning set forth in Section 2.10(b).

(67) “Hazardous Substances” shall mean (a) any substances defined, listed, classified or regulated as “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “pollutants,” “solid wastes,” “contaminants,” “radioactive materials,” “petroleum,” “oils” or designations of similar import under any Environmental Law, or (b) any other chemical, material or substance for which standards of conduct are, or liability can be, imposed under any Environmental Law, including per- or polyfluoroalkyl substances.

(68) “High Court Approval” shall mean the approval of the High Court of the Republic of Singapore of the Capital Reduction.

(69) “Indebtedness” shall mean, with respect to any Person, (a) the principal value, prepayment and redemption premiums and penalties and other breakage costs (if any), unpaid fees and other monetary obligations (including interest) in respect of any indebtedness for borrowed money, whether short term (including overdrawn bank accounts) or long term, and all obligations evidenced by bonds, debentures, notes, other debt securities or similar instruments, (b) any indebtedness arising under any capital leases (excluding any real estate leases), whether short term or long term, (c) all liabilities secured by any Security Interest on any assets of such Person, (d) all liabilities under any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, currency swap agreement, cross-currency rate swap agreement, currency future or option contract, exchange rate protection agreement or other similar agreement designed to protect such Person against fluctuations in interest rates or currency exchange rates, (e) all interest bearing indebtedness for the deferred purchase price of property or services, (f) all liabilities under any Credit Support Instruments, (g) all interest, fees and other expenses owed with respect to indebtedness described in the foregoing clauses (a) through (f), and (h) without duplication, all guarantees of indebtedness referred to in the foregoing clauses (a) through (g).

(70) “Indemnifiable Loss” and “Indemnifiable Losses” shall mean any and all Damages, losses, deficiencies, Liabilities, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses (including the costs and expenses of any and all Actions and demands, assessments, judgments, settlements and compromises relating thereto and the reasonable costs and expenses of attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder).

(71) “Indemnifying Party” shall have the meaning set forth in Section 6.4(a).

(72) “Indemnified Persons” shall have the meaning set forth in Section 10.1.

(73) “Indemnitee” shall have the meaning set forth in Section 6.4(a).

(74) “Indemnity Payment” shall have the meaning set forth in Section 6.8(a).

(75) “Information” shall mean information, content, and data (including Personal Data) in written, oral, electronic, computerized, digital or other tangible or intangible media, including (a) books and records, whether accounting, legal or otherwise; ledgers, studies, reports, surveys, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples and flow charts; marketing plans, customer names and information (including prospects); technical information, including such information relating to the design, operation, maintenance, testing, test results, development, and manufacture of any Party’s or its Group’s products, services or facilities (including product, services or facility specifications and documentation; engineering, design, and manufacturing drawings, diagrams, layouts, maps and illustrations; formulations and material specifications; laboratory studies and benchmark tests; quality assurance policies procedures and specifications; maintenance and inspection procedures and records; evaluation and/validation studies; process control or shop-floor control strategy, logic or algorithms; assembly code, Software, firmware, programming data, databases, and all information referred to in the same); product costs, margins and pricing; product marketing studies and strategies; product stewardship and safety; all other Know-How related to research, engineering, development and manufacturing; communications, correspondence, materials, product literature, artwork, files and documents; (b) information contained in Patents and Know-How; and (c) financial and business information, including earnings reports and forecasts, macro-economic reports and forecasts, all cost information (including supplier records and lists), sales and pricing data, business plans, market evaluations, surveys, credit-related information, and other such information as may be needed for reasonable compliance with reporting, disclosure, filing or other requirements, including under applicable securities laws or regulations of securities exchanges.

(76) “Insurance Policies” shall mean all insurance policies of any member of a Group, including any self-insurance policies, fronted insurance policies and captive insurance policies.

(77) “Insurance Proceeds” shall mean those monies (a) received by an insured from an insurer or (b) paid by an insurer on behalf of an insured, in either case net of any applicable premium adjustment, retrospectively-rated premium, deductible, retention or cost of reserve paid or held by or for the benefit of such insured.

(78) “Insurer” shall mean the insuring entity issuing or subscribing to one or more Insurance Policies.

(79) “Intellectual Property” shall mean any and all rights (created or arising in any jurisdiction anywhere in the world, whether registered or not, and whether statutory, common law, or otherwise) to the extent arising from or related to intellectual property, including (a) Patents, (b) Trademarks, (c) Copyrights, (d) rights in Know-How, (e) rights in Software and data, (f) all other intellectual property or proprietary rights, (g) all registrations and applications for registration of any of the foregoing clauses (a) through (f), and (h) all actions and rights to sue at law or in equity for any past, present or future infringement, misappropriation or other violation of any of the foregoing.

(80) “Intellectual Property Matters Agreement” shall mean the Intellectual Property Matters Agreement, dated as of [•] 2027, by and between RemainCo and SpinCo.

(81) “Intentionally Delayed SpinCo Assets” shall have the meaning set forth in the definition of “SpinCo Assets.”

(82) “Intergroup Accounts” shall have the meaning set forth in Section 2.3.

(83) “Intergroup Leases” shall mean the Contracts set forth on Schedule 1.1(83), which shall include any lease, sublease, license or other occupancy agreement (including, for the avoidance of doubt, any comodato arrangement with respect to the Shared Site located in Guadalajara, Mexico) entered into in connection with the Separation between a member of the RemainCo Group (as landlord, sublandlord or licensor) and a member of the SpinCo Group (as tenant, subtenant or licensee), or vice versa, with respect to any real property that, following the Distribution, is intended to be owned or leased by such landlord Group member and occupied by such other tenant, subtenant or licensee Group member. Each Intergroup Lease shall be on terms and conditions (including as to rent, duration, maintenance obligations, insurance, indemnification, access and termination rights) as mutually agreed by RemainCo and SpinCo; provided that any transitional occupancy arrangements between the Groups shall be governed by the Transition Services Agreement to the extent provided therein.

(84) “Interim Relief” shall have the meaning set forth in Section 8.1(d)(viii).

(85) “Internal Control Audit and Management Assessments” shall have the meaning set forth in Section 5.1(b).

(86) “Internal Reorganization” shall mean the corporate restructuring steps contemplated by the Separation Plan, including: (i) the Contribution; (ii) the transfer, directly or indirectly, of the RemainCo Assets and

RemainCo Liabilities, in each case, relating to, arising out of or resulting from the transactions contemplated by this Agreement (including as set forth in Section 2.2), and (iii) each of the transactions contemplated by Sections 2.3 and 2.4.

(87) “IT Assets” shall mean all Software, computer systems, telecommunications equipment, data and databases, internet protocol addresses, and documentation, reference, resource and training materials to the extent relating thereto, other than, in each case, Intellectual Property contained therein.

(88) “IT Contracts” shall mean all Contracts (including Contract rights) relating to any IT Assets (including Software license agreements, source code escrow agreements, support and maintenance agreements, electronic database access contracts, domain name registration agreements, website hosting agreements, Software or website development agreements, outsourcing agreements, service provider agreements, interconnection agreements, Permits, radio licenses and telecommunications agreements).

(89) “Joint Actions” shall have the meaning set forth in Section 6.9(d).

(90) “Jointly-Owned Software” shall have the meaning set forth in Section 5.8.

(91) “Know-How” shall mean all confidential or proprietary information, including trade secrets, know-how and technical data, including any that comprise financial, business, scientific, technical, economic or engineering information and instructions, including any confidential or proprietary raw materials, material lists, raw material specifications, manufacturing or production files or specifications, plans, drawings, blueprints, design tools, quality assurance and control procedures, simulation capability, research data, manuals, compilations, reports, including technical reports and research reports, analyses, formulas, formulations, designs, prototypes, methods, techniques, processes, rights in research, development, manufacturing, financial, marketing and business data, pricing and cost information, customer and supplier lists and information, procedures, inventions and invention disclosure documents, in each case, other than published Patents.

(92) “Law” shall mean any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, constitution, law, ordinance, regulation, rule, code, income tax treaty, order, requirement or rule of law (including Singapore law and common law) or other binding directives promulgated, issued, entered into or taken by any Governmental Entity.

(93) “Legacy Site” means any site or plant described in clause (b) of the definition of “Discontinued or Divested Operations and Businesses.”

(94) “Legacy SpinCo Environmental Liabilities” shall mean (A) any and all Environmental Liabilities relating to, arising out of or resulting from any ownership or operation of any SpinCo Legacy Site; and (B) any and all Environmental Liabilities that are SpinCo Discontinued or Divested Operations and Business Liabilities.

(95) “Liabilities” shall mean any and all Indebtedness, liabilities, costs, expenses, interest and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, reserved or unreserved, or determined or determinable, including those arising under any Law (including Environmental Law), Action, whether asserted or unasserted, or order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Entity and those arising under any Contract or any fines, Damages or equitable relief which may be imposed and including all costs and expenses related thereto. Except as otherwise specifically set forth herein, the rights and obligations of the Parties with respect to Taxes and with respect to liabilities of the nature described in the preceding sentence of this definition that are allocated pursuant to the Employee Matters Agreement (“Employee Related Liabilities”) shall be governed by the Tax Matters Agreement and Employee Matters Agreement, respectively, and, therefore, Taxes and Employee Related Liabilities shall not be treated as Liabilities governed by this Agreement other than for purposes of indemnification related to the Distribution Disclosure Documents.

(96) “Liable Party” shall have the meaning set forth in Section 2.9(b).

(97) “Managing Party” shall have the meaning set forth in Section 6.9(d).

(98) “Nasdaq” shall mean, as the case may be, The Nasdaq Global Market or Nasdaq Stock Market LLC.

(99) “Non-Assumable Third Party Claims” shall have the meaning set forth in Section 6.4(b).

(100) “Non-Managing Party” shall have the meaning set forth in Section 6.9(d).

(101) “Non-Performing Impacted Party” shall have the meaning set forth in Section 6.11(c)(i).

(102) “Non-Performing Party” shall have the meaning set forth in Section 6.11(b)(iii).

(103) “Non-Transferred Permit” shall have the meaning set forth in Section 5.5(a).

(104) “Notice Recipient” shall have the meaning set forth in Section 2.2(d)(vi).

(105) “Notifying Party” shall have the meaning set forth in Section 2.2(d)(vi).

(106) “Other Party” shall mean (i) SpinCo, with respect to RemainCo and (ii) RemainCo with respect to SpinCo.

(107) “Other Party’s Auditors” shall have the meaning set forth in Section 5.1(b).

(108) “Partial Assignment” shall have the meaning set forth in Section 2.2(d)(i).

(109) “Party” or “Parties” shall have the meaning set forth in the preamble hereto.

(110) “Patent” shall mean patents, patent applications (including patents issued thereon) and statutory invention registrations, patents of importation, patents of improvement, certificates of addition, design patents and utility models, including provisionals, reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations thereof.

(111) “Performing Party” shall have the meaning set forth in Section 6.11(b)(iii).

(112) “Permit Transferee” shall mean SpinCo or RemainCo, or another member of their respective Group, that requires, as a result of the transactions contemplated by this Agreement, a Permit, including any Environmental Permit, to be transferred or issued to it with respect to the properties, businesses, and operations being conveyed or Transferred to it in accordance with this Agreement.

(113) “Permit Transferor” shall mean each of SpinCo or RemainCo or another member of its respective Group, as applicable, that currently holds a Permit, including any Environmental Permit, that, as a result of the transactions contemplated by this Agreement, must be transferred, or in respect of which a new Permit must be issued, to a member of the SpinCo Group or RemainCo Group, in connection with the transfer of any properties, businesses, or operations of the SpinCo Group or RemainCo Group, respectively, in accordance with this Agreement.

(114) “Permits” shall mean permits, approvals, authorizations, consents (including quotas), licenses, registrations, exemptions or certificates issued by any Governmental Entity (other than Registrations, which are addressed separately).

(115) “Person” shall mean any natural person, firm, individual, corporation, business trust, joint venture, association, bank, land trust, trust company, company, limited liability company, partnership or other organization or entity, whether incorporated or unincorporated, or any Governmental Entity.

(116) “Personal Data” shall mean (a) any information that can identify, relate to, describe, be associated with, or be reasonably capable of being associated with a particular individual, and (b) any information that constitutes “personal information,” “personal data,” “personally identifiable information” or other corollary term under Data Protection Laws.

(117) “Pre-Distribution RemainCo Insurance Policies” shall have the meaning set forth in Section 9.1(a).

(118) “Pre-Distribution RemainCo Liabilities” shall have the meaning set forth in Section 9.1(b).

(119) “Pre-Distribution SpinCo Insurance Policies” shall have the meaning set forth in Section 9.1(b).

(120) “Pre-Distribution SpinCo Liabilities” shall have the meaning set forth in Section 9.1(a).

(121) “Privilege” shall have the meaning set forth in Section 7.7(a).

(122) “Privileged Information” shall have the meaning set forth in Section 7.7(a).

(123) “Processing” (and its cognates) shall mean, in addition to any definition for any corollary term provided by Data Protection Laws, any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction.

(124) “Protected Customer” shall have the meaning set forth in Section 5.9(d).

(125) “Public Reports” shall have the meaning set forth in Section 5.1(d).

(126) “Records” shall mean any Contracts, documents, books, records or files.

(127) “Record Date” shall mean [•], 2026.

(128) “Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of [•], 2027 by and between RemainCo and SpinCo.

(129) “Registrations” shall mean all registrations, consents, approvals, licenses or other authorizations required by applicable Law or granted by or from any Governmental Entity which permit the sale, manufacture for commercial sale or distribution of a product.

(130) “Release” shall mean any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

(131) “RemainCo” shall have the meaning set forth in the preamble hereto.

(132) “RemainCo Accounts” shall have the meaning set forth in Section 2.11(a).

(133) “RemainCo Assets” shall mean any and all right, title and interest in and to any and all Assets of any member of the SpinCo Group or the RemainCo Group at the time of the Distribution, other than the SpinCo Assets, including, but not limited to, those Assets specified below in clauses (i) - (viii) (such specified Assets, the

“Specified RemainCo Assets”) (provided, however, that RemainCo Assets shall not include Tax Attributes or Tax Records, which shall be governed by the Tax Matters Agreement, or Assets allocated pursuant to the Employee Matters Agreement, which shall be governed thereby):

(i) (A) all interests in the capital stock of, or any other equity interests in the members of the RemainCo Group (other than RemainCo), and (B) all interests in the capital stock of, or any other equity, partnership, membership, joint venture and similar interests in any Person (other than the members of the SpinCo Group and the SpinCo Joint Ventures and Minority Investments), in each case (clauses (A) and (B)), including any and all rights related thereto;

(ii) the Assets set forth on Schedule 1.1(133)(ii);

(iii) any and all rights and interests of the RemainCo Group under this Agreement;

(iv) other than IT Contracts (which for clarity are governed by Section 1.1(133)(vi)), the SpinCo Contracts, and the SpinCo Shared Contracts, any and all Contracts to which RemainCo or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of their respective Assets is bound, whether or not in writing, including those set forth on Schedule 1.1(133)(iv); provided, however, that any RemainCo Shared Contracts shall be subject to Section 2.2(d);

(v) any and all Intellectual Property (excluding Software and Intellectual Property rights in Software, which for clarity are governed by Section 1.1(133)(vi)) owned by RemainCo or SpinCo, or any of their respective Affiliates, that is (A) not a Specified SpinCo Asset, (B) a RemainCo House Mark or (C) set forth on Schedule 1.1(133)(v);

(vi) any and all IT Assets and IT Contracts (excluding Jointly-Owned Software, which for clarity is governed by Section 1.1(133)(vii)) owned, licensed to or by, or held by RemainCo or SpinCo, or any of their respective Affiliates, that are (A) not Specified SpinCo Assets or (B) set forth on Schedule 1.1(133)(vi);

(vii) subject to Section 5.8, an equal and undivided interest in the Jointly-Owned Software; and

(viii) any and all Assets in respect of accruals, counterclaims, insurance claims, rights to coverage under applicable insurance policies, warranties, contractual indemnities, control rights and other rights similar to the foregoing, in each case, to the extent related to any RemainCo Liability.

In the event of any inconsistency or conflict which may arise in the application or interpretation of any of the foregoing provisions and the provisions of the definition of SpinCo Assets, such inconsistency shall be resolved using the following order of precedence: (i) any Specified RemainCo Asset listed on Schedules 1.1(133)(ii), 1.1(133)(iv), 1.1(133)(v), and 1.1(133)(vi) constitutes a RemainCo Asset and (ii) the explicit inclusion of any Asset on any other Schedule referred to in either definition shall take priority over any other textual provision of either definition that would otherwise operate to include or exclude such Asset from the applicable definition. Notwithstanding anything to the contrary herein, this Agreement and the Ancillary Agreements do not purport to transfer ownership of any of the Parties’ insurance policies, and any assignment of rights to coverage under such insurance policies is governed by Article IX herein.

(134) “RemainCo Business” shall mean all businesses, operations and activities (whether covered independently or in association with one or more third parties through a partnership, joint venture or other mutual enterprise) other than the SpinCo Business, in each case as conducted prior to the Distribution Date by any member of the SpinCo Group or RemainCo Group (or any of their respective predecessors).

(135) “RemainCo Controlled Existing Actions” shall have the meaning set forth in Section 6.9(c).

(136) “RemainCo CSIs” shall have the meaning set forth in Section 2.10(d).

(137) “RemainCo Environmental Liabilities” shall mean all Environmental Liabilities other than the SpinCo Environmental Liabilities, including the RemainCo Historic Operations Environmental Liabilities.

(138) “RemainCo Group” shall mean (a) RemainCo, (b) each Person (other than any member of the SpinCo Group) that is a direct or indirect Subsidiary of RemainCo immediately prior to the Distribution (but after giving effect to the Internal Reorganization) and (c) each Person that becomes a Subsidiary of RemainCo following the Distribution; provided that the RemainCo Group shall not include the Persons on Schedule 1.1(181).

(139) “RemainCo Historic Operations Environmental Liabilities” shall mean Environmental Liabilities at any SpinCo Real Property or any Shared Site to the extent such Environmental Liabilities arise from the use or operation of such real property in connection with the RemainCo Business prior to the Distribution.

(140) “RemainCo House Marks” shall mean the Trademarks set forth on Schedule 1.1(140), and any and all derivatives, abbreviations, translations, transliterations, localizations and other variations of any of the foregoing, and any Trademark containing any of the foregoing, and any confusingly similar Trademarks.

(141) “RemainCo Indemnified Persons” shall have the meaning set forth in Section 10.1.

(142) “RemainCo Indemnitees” shall mean each member of the RemainCo Group and each of their Affiliates from and after the Effective Time and each member of the RemainCo Group’s and their respective current, former and future Affiliates’ respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

(143) “RemainCo Liabilities” shall mean any and all Liabilities of any member of the RemainCo Group or the SpinCo Group at the time of the Distribution, in each case, other than the SpinCo Liabilities, including, but not limited to, those Liabilities specified below in clauses (i) - (vi) (such specified Liabilities, the “Specified RemainCo Liabilities”), in each case, regardless of (1) when or where such Liabilities arose or arise, (2) where or against whom such Liabilities are asserted or determined, (3) whether arising from or alleged to arise from negligence, gross negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the SpinCo Group or RemainCo Group, as the case may be, or any of their past or present respective directors, officers, employees, agents, Subsidiaries or Affiliates and (4) which entity is named in any Action associated with any Liability (except for Liabilities related to Taxes and Employee Related Liabilities which are governed exclusively by the Tax Matters Agreement and the Employee Matters Agreement, respectively):

(i) any and all Liabilities that are expressly assumed by or allocated to the RemainCo Group pursuant to this Agreement or any Ancillary Agreement, including any obligations and Liabilities of any member of the RemainCo Group under this Agreement or any Ancillary Agreement, including those pursuant to Section 11.5 hereof;

(ii) any and all Liabilities (including under applicable federal and state securities Laws) relating to, arising out of or resulting from (A) the Distribution Disclosure Documents, filed or furnished with the Commission in connection with the Distribution except for statements expressly relating to the SpinCo Business or (B) the Financing Disclosure Documents solely with respect to statements relating to the RemainCo Business;

(iii) any and all Liabilities related to, arising out of or resulting from (a) the Actions set forth on Schedule 1.1(143)(iii)(a), (b) the Joint Actions set forth on Schedule 1.1(143)(iii)(b) to the extent related to the RemainCo Business or the RemainCo Assets or (without giving effect to this clause (b)) the RemainCo Liabilities, and (c) any Action described in clause (x)(b)(2) of the definition of “SpinCo Liabilities” to the extent such Actions are related to the RemainCo Business;

(iv) any and all RemainCo Environmental Liabilities (subject to Section 6.11);

(v) any and all Liabilities for Indebtedness of the type described in clauses (a), (d) and (g) (but in case of clause (g) solely with respect to clauses (a) and (d)) of the definition of Indebtedness of RemainCo or any of its Subsidiaries that was incurred by any member of the RemainCo Group (and any such Indebtedness guaranteed by any of RemainCo’s Subsidiaries that is a member of the RemainCo Group), excluding, for the avoidance of doubt, the Spinco Financing Arrangements; and

(vi) any and all Liabilities relating to, arising out of or resulting from any indemnification obligations to any current or former director or officer of the RemainCo Group (other than any Liability expressly addressed by clause (ii) of this definition).

In the event of any inconsistency or conflict which may arise in the application or interpretation of any of the foregoing provisions and the provisions of the definition of SpinCo Liabilities, such inconsistency shall be resolved using the following order of precedence: (i) any Liability listed on Schedule 1.1(143)(iii) shall give rise to a rebuttable presumption in favor of SpinCo that such Liability relates to the RemainCo Business or RemainCo Assets and (ii) the explicit inclusion of any Liability on any other Schedule referred to in either definition shall take priority over any other textual provision of either definition that would otherwise operate to include or exclude such Liability from the applicable definition. In addition, the allocation set forth in clause (iv) of this definition of “RemainCo Liabilities” is not intended to affect or impact the share of any such Environmental Liability attributable to third parties.

(144) “RemainCo Ordinary Shares” shall mean the fully-paid up issued ordinary shares of RemainCo, excluding treasury shares.

(145) “RemainCo Protected Customer” shall have the meaning set forth in Section 5.9(b).

(146) “RemainCo Real Property” shall mean all real property of any member of the SpinCo Group or the RemainCo Group at the time of the Distribution that is not SpinCo Real Property or a Shared Site.

(147) “RemainCo Restricted Business” shall have the meaning set forth in Section 5.9(a).

(148) “RemainCo Shared Contracts” shall mean any and all Shared Contracts that are not SpinCo Shared Contracts.

(149) “RemainCo Transitional Marks” shall mean the Trademarks set forth on Schedule 1.1(149).

(150) “Response Action” shall have the meaning set forth in Section 6.11(c)(i).

(151) “Restricted Business” shall mean (a) as applicable to RemainCo and its Subsidiaries, the SpinCo Restricted Business, or (b) as applicable to SpinCo and its Subsidiaries, the RemainCo Restricted Business.

(152) “Restricted Period” shall have the meaning set forth in Section 5.9(a).

(153) “Retained Stock” shall have the meaning set forth in the recitals hereto.

(154) “Rules” shall have the meaning set forth in Section 8.1(d).

(155) “Security Interest” shall mean any mortgage, security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-entry, covenant, condition, easement, encroachment, restriction on transfer, or other encumbrance of any nature whatsoever, excluding restrictions on transfer under securities Laws and licenses of Intellectual Property.

(156) “Separation” shall have the meaning set forth in the recitals hereto.

(157) “Separation Plan” shall mean the Separation Step Plan attached hereto as Schedule 1.1 (157).

(158) “Shared Contract” shall mean any Contract (including any lease, sublease or other real property occupancy agreement) to which any member of the RemainCo Group or SpinCo Group is party that is related to both the SpinCo Business, on the one hand, and the RemainCo Business, on the other hand (in each case, other than in a de minimis respect); provided that leases and subleases of real property that constitute Shared Contracts shall also be subject to the additional provisions of Section 2.2(d)(vii).

(159) “Shared Permit” shall have the meaning set forth in Section 5.5(a).

(160) “Shared Site” shall have the meaning set forth in Section 5.6(a).

(161) “Site Services Agreements” shall mean the Site Services Agreements set forth on Schedule 1.1(161) entered into in connection with the Separation between a member of the RemainCo Group, as provider or recipient (as applicable), and a member of the SpinCo Group, as provider or recipient (as applicable), in respect of the real property set forth on Schedule 1.1(161).

(162) “SMO” shall have the meaning set forth in Section 8.1(b).

(163) “Software” shall mean all computer programs (whether in source code, object code, or other form), software implementations of algorithms, and related documentation, including flowcharts and other logic and design diagrams, technical, functional and other specifications, and user and training materials to the extent related to any of the foregoing.

(164) “Specified RemainCo Assets” shall have the meaning set forth in the definition of “RemainCo Assets.”

(165) “Specified RemainCo Liabilities” shall have the meaning set forth in the definition of “RemainCo Liabilities.”

(166) “Specified SpinCo Assets” shall have the meaning set forth in the definition of “SpinCo Assets.”

(167) “SpinCo” shall have the meaning set forth in the preamble hereto.

(168) “SpinCo Accounts” shall have the meaning set forth in Section 2.11(a).

(169) “SpinCo Assets” shall mean any and all right, title and interest in and to the following Assets of any member of the RemainCo Group or the SpinCo Group at the time of the Distribution (provided, however, that SpinCo Assets shall not include Tax Attributes or Tax Records, which shall be governed by the Tax Matters Agreement, or Assets allocated pursuant to the Employee Matters Agreement, which shall be governed thereby):

(i) (A) all interests in the capital stock of, or any other equity interests in each member of the SpinCo Group (other than SpinCo), including those set forth on Schedule 1.1(169)(i)(A) and (B) the interests in the capital stock of, or any other equity, partnership, membership, joint venture and similar interests in the Persons as set forth on Schedule 1.1(169)(i)(B) under the caption “Joint Ventures and Minority Interests” (the “SpinCo Joint Ventures and Minority Investments”), in each case (clauses (A) and (B)), including any and all rights related thereto;

(ii) the Assets set forth on Schedule 1.1(169)(ii);

(iii) any and all rights and interests of the SpinCo Group under this Agreement;

(iv) (A) all rights, title and interest in and to the owned real property set forth on Schedule 1.1(169)(iv)(A), including, in each case, all land and land improvements, structures, buildings and building improvements, tidelands or other marine leases, other improvements, fixtures, rights of ingress and egress, rights under any covenants, conditions or restrictions, all contract rights, if any, relating to the operation of the land or any improvements thereon, all riparian rights, surface and underground water rights, and any and all other water rights pertaining to the land, and any and all licenses, permits, registrations, approvals and authorizations which have been issued by any Governmental Entity related to the land and all easements and rights of way pertaining thereto or accruing to the benefit thereof and appurtenances located thereon or associated therewith (except to the extent otherwise set forth on Schedule 1.1(169)(iv)(A) under the caption “Other Parties in Possession”) (the “SpinCo Owned Real Property”) and (B) all rights, title and interest in, and to and under the leases or subleases of the real property set forth on Schedule 1.1(169)(iv)(B), including, in each case, to the extent provided for in such leases, any land and land improvements, structures, buildings and building improvements, tidelands or other marine leases, other improvements, fixtures, rights of ingress and egress, rights under any covenants, conditions or restrictions, all contract rights, if any, relating to the operation of the land or any improvements thereon, all riparian rights, surface and underground water rights, and any and all other water rights pertaining to the land, and any and all licenses, permits, registrations, approvals and authorizations which have been issued by any Governmental Entity related to the land and all easements and rights of way pertaining thereto or accruing to the benefit thereof and appurtenances (except to the extent otherwise set forth on Schedule 1.1(169)(iv)(B) under the caption “Other Parties in Possession”) (the “SpinCo Leased Real Property” and together with the SpinCo Owned Real Property, the “SpinCo Real Property”);

(v) any and all SpinCo Shared Contracts; provided, however, that any such SpinCo Shared Contracts shall be subject to Section 2.2(d);

(vi) any and all Intellectual Property (excluding Software and Intellectual Property rights in Software, which for clarity are governed by Section 1.1(169)(viii)) owned by RemainCo or SpinCo, or any of their respective Affiliates, that is (A) primarily related to, used or held for use in the conduct of the SpinCo Business (excluding the Intellectual Property set forth on Schedule 1.1(133)(v) and the RemainCo House Marks), or (B) set forth on Schedule 1.1(169)(vi);

(vii) any and all Assets in respect of accruals, counterclaims, insurance claims, rights to coverage under applicable insurance policies, warranties, contractual indemnities, control rights and other rights similar to the foregoing, in each case, to the extent related to any SpinCo Liability;

(viii) any and all IT Assets and IT Contracts (excluding Jointly-Owned Software, which for clarity is governed by Section 1.1(169)(ix)) owned, licensed to or by, or held by RemainCo or SpinCo, or any of their respective Affiliates, that are (A) primarily related to, used or held for use in the conduct of the SpinCo Business (excluding IT Assets and IT Contracts set forth on Schedule 1.1(133)(vi)) or (B) set forth on Schedule 1.1(169)(viii);

(ix) subject to Section 5.8, an equal and undivided interest in the Jointly-Owned Software;

(x) other than any IT Contracts (which for clarity are governed by Section 1.1(169)(viii)), any and all SpinCo Contracts;

(xi) other than Intellectual Property, IT Assets and IT Contracts, any and all (A) Information primarily related to the SpinCo Business or to the extent related to any SpinCo Asset or SpinCo Liability, (B) books and records held at the SpinCo Real Property (unless at a portion of such site leased to or occupied by a member of the RemainCo Group pursuant to an Intergroup Lease or other occupancy arrangement contemplated by this Agreement or any Ancillary Agreement) and (C) corporate or similar legal entity books and records of any Person described in clause (i) of this definition of “SpinCo Assets” (subject to any agreements with third parties as to the ownership of corporate or similar legal entity books and records for any SpinCo Joint Ventures and Minority Investments);

(xii) the Assets set forth on Schedule 1.1(169)(xii) (the “Intentionally Delayed SpinCo Assets”);

(xiii) (A) all Cash and Cash Equivalents, notes, interest receivables and other financial assets owned by any member of the SpinCo Group, and (B) all derivative instruments owned by any member of the SpinCo Group;

(xiv) (I) all accounts and notes receivable to the extent related to the SpinCo Business (provided, however, that any such accounts receivable represented by an invoice of less than $1,000,000 shall not constitute SpinCo Assets pursuant to this clause (xiv) if the aggregate amount of accounts receivable related to any Business in more than a de minimis respect represented by such invoice is primarily related to the RemainCo Business), and (II) all accounts receivable (other than those not related to any Business in more than a de minimis respect) represented by an invoice of less than $1,000,000 if the aggregate amount of accounts receivable related to any Business in more than a de minimis respect represented by such invoice is primarily related to the SpinCo Business;

(xv) all credits, prepaid expenses, rebates, deferred charges, advance payments, security deposits and prepaid items, in each case to the extent they are used or held for use in, or arise out of, the operation or conduct of the SpinCo Business (including such portion of any credits, prepaid expenses, rebates, deferred charges, advance payments, security deposits and prepaid items of the RemainCo Group to the extent they are used or held for use in, or arise out of, the operation or conduct of the SpinCo Business); provided that security deposits held under any Intergroup Lease shall be governed by the terms of the applicable Intergroup Lease;

(xvi) any and all Permits, Consents and Registrations, in each case, that are exclusively related to, used in or held for use in the conduct of the SpinCo Business, including those set forth on Schedule 1.1(169)(xvi);

(xvii) except as otherwise set forth on Schedule 1.1(169)(xvii), other than IT Assets, and, with respect to Shared Sites, subject to the terms of any applicable Intergroup Lease or other occupancy arrangement contemplated by this Agreement or any Ancillary Agreement, all of the office equipment, furnishings, fixtures and other tangible assets that are used for, held for use or physically located at any SpinCo Real Property (excluding, for the avoidance of doubt, any portion of such real property that is subject to an Intergroup Lease or other occupancy arrangement contemplated by this Agreement or any Ancillary Agreement pursuant to which a member of the RemainCo Group is the tenant, subtenant or licensee);

(xviii) if and to the extent not addressed by the Assets described in clauses (i) through (xvii) of this definition (such specified Assets, the “Specified SpinCo Assets”), and subject to the express terms thereof, any and all Assets primarily related to, used in or held for use in the conduct of the SpinCo Business, including in the following categories, but, in each case, excluding Intellectual Property, IT Assets, IT Contracts and the Specified RemainCo Assets:

(a) all tangible personal property and interests therein (including machinery, equipment, tools and vehicles), in each case, that are primarily related to, used in or held for use in the conduct of the SpinCo Business; and

(b) all raw materials, works-in-process, supplies, ingredients, inputs, parts, packaging, finished goods and products and other inventories (including any goods, products or other inventories held at any location controlled by a member of either Group or held by a customer on consignment for a member of either Group, any goods, products or other inventories purchased by a member of either Group that are in transit and any goods, products or other inventories sold to or loaned to a customer or third party that are in transit to be returned to a member of either Group), in each case, that are primarily related to, used in or held for use in the conduct of the SpinCo Business.

In the event of any inconsistency or conflict which may arise in the application or interpretation of any of the foregoing provisions and the provisions of the definition of RemainCo Assets, such inconsistency shall be resolved using the following order of precedence: (i) any Specified SpinCo Asset listed on Schedules 1.1(169)(i)(A) and (B), 1.1(169)(ii), 1.1(169)(iv)(A) and (B) (except to the extent otherwise set forth on Schedules 1.1(169)(iv)(A) and (B) under the heading “Other Parties in Possession”), 1.1(169)(vi), 1.1(169)(vii), 1.1(169)(viii), 1.1(169)(xii), and 1.1(169)(xvi) constitutes a SpinCo Asset, (ii) any Shared Contract listed on Schedule 1.1(194) constitutes a SpinCo Asset (subject to Section 2.2(d)) and (iii) the explicit inclusion of any Asset on any other Schedule referred to in either definition shall take priority over any other textual provision of either definition that would otherwise operate to include or exclude such Liability from the applicable definition. Notwithstanding anything to the contrary herein, this Agreement and the Ancillary

Agreements do not purport to transfer ownership of any of the Parties’ insurance policies, and any assignment of rights to coverage under such insurance policies is governed by Article IX herein.

(170) “SpinCo Business” shall mean the Cloud and Power Infrastructure business of Flex, consisting of Flex’s (1) cloud solutions business, which includes liquid cooling solutions (including its JetCool business and third-party sourced liquid cooling solutions), advanced thermal solutions, data center IT hardware systems, and rack-scale integration, and (2) power infrastructure business, which includes its (a) critical power business (including its Anord Mardix, Crown Technical Systems and Electrical Power Products [and EPC Power, subject to closing of its acquisition,] businesses) and (b) embedded power business (including power modules and custom power solutions), in each case as conducted prior to the Distribution Date by any member of the SpinCo Group or the RemainCo Group (or any of their respective predecessors), and as further described by the schedules herein.

(171) “SpinCo Cash Distribution” shall mean the cash distribution in an amount equal the outstanding Indebtedness incurred by Flex in connection with its acquisition of EPC Power Corp. to be made, or caused to be made by SpinCo to RemainCo.

(172) “SpinCo Common Stock” shall mean the issued and outstanding shares of Common Stock, par value $0.0001 per share, of SpinCo.

(173) “SpinCo Contracts” shall mean any and all Contracts that relate exclusively to the SpinCo Business, the SpinCo Assets or the SpinCo Liabilities, including (i) any and all Contracts exclusively held by SpinCo legal entity and/or its subsidiaries and (ii) those set forth on Schedule 1.1(173).

(174) “SpinCo Controlled Existing Actions” shall have the meaning set forth in Section 6.9(b).

(175) “SpinCo CSIs” shall have the meaning set forth in Section 2.10(d).

(176) “SpinCo Discontinued or Divested Operations and Business Liabilities” shall mean any and all Liabilities to the extent arising out of or related to any SpinCo Discontinued or Divested Operations and Businesses.

(177) “SpinCo Discontinued or Divested Operations and Businesses” shall mean (a) the companies, businesses, business units, product lines or business operations set forth on Schedule 1.1(177)(a) and (b) any Discontinued or Divested Operations and Businesses that, at the time of sale, transfer, conveyance or other disposition or abandonment, closure, discontinuation or other cessation thereof, were primarily managed by or primarily associated with the SpinCo Business or any portion thereof as then conducted.

(178) “SpinCo Environmental Liabilities” shall mean (a) any and all Environmental Liabilities relating to, arising out of or resulting from any ownership or operation of any SpinCo Real Property except for the RemainCo Historic Operations Environmental Liabilities; (b) any and all Environmental Liabilities relating to, arising out of, or resulting from the SpinCo Business, including any SpinCo Historic Operations Environmental Liabilities; and (c) any and all Legacy SpinCo Environmental Liabilities.

(179) “SpinCo Financing Arrangements” shall mean the bridge loan, term loan or other indebtedness for borrowed money to be incurred by SpinCo immediately prior to or substantially concurrently with the Effective Time on terms and conditions reasonably acceptable to RemainCo.

(180) “SpinCo Form 10” shall mean the registration statement on Form 10 (including the SpinCo Information Statement) filed by SpinCo with the Commission in connection with the Distribution, including any amendment or supplement thereto.

(181) “SpinCo Group” shall mean (a) SpinCo, (b) each Person (other than any member of the RemainCo Group) that is a direct or indirect Subsidiary of SpinCo immediately prior to the Distribution (but after giving effect to the Internal Reorganization) and (c) each Person that becomes a Subsidiary of SpinCo following the Distribution, including those Persons listed on Schedule 1.1(181) under the caption “Subsidiaries.”

(182) “SpinCo Historic Operations Environmental Liabilities” shall mean Environmental Liabilities at any RemainCo Real Property or any Shared Site to the extent such Environmental Liabilities arise from the use or operation of such real property in connection with the SpinCo Business prior to the Distribution.

(183) “SpinCo Indemnified Persons” shall have the meaning set forth in Section 10.1.

(184) “SpinCo Indemnitees” shall mean each member of the SpinCo Group and each of their Affiliates from and after the Effective Time and each member of the SpinCo Group’s and their respective current, former and future Affiliates’ respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing.

(185) “SpinCo Information Statement” shall mean the Information Statement attached as an exhibit to the SpinCo Form 10 sent to the holders of RemainCo Ordinary Shares whose names appear on the Branch Register of Members maintained in the United States of America in connection with the Distribution, including any amendment or supplement thereto.

(186) “SpinCo Joint Ventures and Minority Investments” shall have the meaning set forth in the definition of “SpinCo Assets.”

(187) “SpinCo Leased Real Property” shall have the meaning set forth in the definition of “SpinCo Assets.”

(188) “SpinCo Legacy Site” shall mean any (a) site or plant (or portion thereof) set forth on Schedule 1.1(188)(a) and (b) other Legacy Site that, at the time of sale, transfer, conveyance or other disposition or abandonment, closure, discontinuation or other cessation thereof, was primarily managed by or primarily associated with the SpinCo Business or any portion thereof as then conducted.

(189) “SpinCo Liabilities” shall mean any and all Liabilities of any member of the RemainCo Group or the SpinCo Group at the time of the Distribution, in the following categories, in each case, regardless of (1) when or where such Liabilities arose or arise, (2) where or against whom such Liabilities are asserted or determined, (3) whether arising from or alleged to arise from negligence, gross negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the SpinCo Group or RemainCo Group, as the case may be, or any of their past or present respective directors, officers, employees, agents, Subsidiaries or Affiliates and (4) which entity is named in any Action associated with any Liability (except for Liabilities related to Taxes and Employee Related Liabilities which are governed exclusively by the Tax Matters Agreement and the Employee Matters Agreement, respectively):

(i) any and all Liabilities that are expressly assumed by or allocated to the SpinCo Group pursuant to this Agreement or any Ancillary Agreement, including any obligations and Liabilities of any member of the SpinCo Group under this Agreement or any Ancillary Agreement, including those pursuant to Section 11.5 hereof;

(ii) any and all Liabilities (including under applicable federal and state securities Laws) relating to, arising out of or resulting from (A) the Distribution Disclosure Documents filed or furnished with the Commission in connection with the Distribution solely with respect to statements expressly relating to the SpinCo Business or (B) the Financing Disclosure Documents except for statements expressly relating to the RemainCo Business;

(iii) any of the Liabilities set forth on Schedule 1.1(189)(iii);

(iv) any and all SpinCo Environmental Liabilities (subject to Section 6.11);

(v) other than SpinCo Environmental Liabilities, any and all SpinCo Discontinued or Divested Operations and Businesses Liabilities;

(vi) any and all Liabilities relating to, arising out of or resulting from any services provided or being provided to, on behalf of or for the benefit of, the SpinCo Group, regardless of whether a member of the RemainCo Group or SpinCo Group, or their respective personnel, procured or provided or is procuring or providing such services, including any services provided in connection with the audit, preparation, printing, filing, delivery or public dissemination of any financial statements of the SpinCo Group;

(vii) any and all Liabilities for Indebtedness of the type described in clauses (a), (d) and (g) (but in case of clause (g) solely with respect to clauses (a) and (d)) of the definition of Indebtedness of RemainCo or any of its Subsidiaries that was incurred by any member of the SpinCo Group (and any such Indebtedness guaranteed by any of RemainCo’s Subsidiaries that is a member of the SpinCo Group), including those set forth on Schedule 1.1(189)(vii) and the SpinCo Financing Arrangements;

(viii) (A) any and all checks issued but not drawn and accounts payable to the extent related (other than in de minimis respects) to the SpinCo Business (provided, however, that any such accounts payable represented by an invoice of less than $1,000,000 shall not constitute SpinCo Liabilities pursuant to this clause (viii) if the aggregate amount of accounts payable represented by such invoice is primarily related to the RemainCo Business), and (B) all accounts payable represented by an invoice of less than $1,000,000 if the aggregate amount of accounts payable represented by such invoice is primarily related to the SpinCo Business (except for any such accounts payable represented by such invoice that are not related to any Business in more than a de minimis respect);

(ix) any and all Liabilities relating to, arising out of or resulting from any (A) indemnification obligations to any current or former director or officer of the SpinCo Group or (B) ownership of the SpinCo Joint Ventures and Minority Investments, including any Liabilities relating to, arising out of or resulting from any credit agreement, guarantee, indemnity or Credit Support Instrument given or obtained for the benefit of any SpinCo Joint Venture and Minority Investment;

(x) any and all Liabilities related to, arising out of or resulting from (A) the Actions set forth on Schedule 1.1(189)(x)(a) or any other Actions exclusively related to the SpinCo Business, SpinCo Assets or (without giving effect to this Section 1.1(189)(x)) SpinCo Liabilities and (B) (1) the Joint Actions set forth on Schedule 1.1(189)(x)(b) or (2) any Action that is principally related to the SpinCo Business, provided, that, in the event the reasonably probable exposure with respect to such Action exceeds $3,000,000, such Action shall be a SpinCo Liability to the extent related to the SpinCo Business; and

(xi) if and to the extent not addressed by the Liabilities described in clauses (i) through (x) of this definition, any and all Liabilities primarily relating to, arising out of or resulting from the SpinCo Business or the SpinCo Assets (in each case, excluding the Specified RemainCo Liabilities).

In the event of any inconsistency or conflict which may arise in the application or interpretation of any of the foregoing provisions and the provisions of the definition of RemainCo Liabilities, such inconsistency shall be resolved using the following order of precedence: (i) any SpinCo Liability listed on Schedules 1.1(189)(iii), 1.1(189)(vii) and 1.1(189)(x)(a) and (b) constitutes a SpinCo Liability, (ii) any Liability listed on Schedule 1.1(143)(iii) shall give rise to a rebuttable presumption in favor of RemainCo that such Liability relates to the SpinCo Business or SpinCo Assets and (iii) the explicit inclusion of any Liability on any other Schedule referred to in either definition shall take priority over any other textual provision of either definition that would otherwise operate to include or exclude such Liability from the applicable definition. In addition, the allocation set forth in clause (iv) of this definition of “SpinCo Liabilities” is not intended to affect or impact the share of any such Environmental Liability attributable to third parties.

(190) “SpinCo Owned Real Property” shall have the meaning set forth in the definition of “SpinCo Assets.”

(191) “SpinCo Protected Customer” shall have the meaning set forth in Section 5.9(d).

(192) “SpinCo Real Property” shall have the meaning set forth in the definition of “SpinCo Assets.”

(193) “SpinCo Restricted Business” shall have the meaning set forth in Section 5.9(c).

(194) “SpinCo Shared Contracts” shall mean any and all Shared Contracts that are primarily related to the SpinCo Business, including those set forth on Schedule 1.1(194).

(195) “SpinCo Transitional Marks” shall mean the Trademarks set forth on Schedule 1.1(195).

(196) “SpinCo Warrant” means that certain Warrant to Purchase Common Stock to be issued by SpinCo to Warrant Assignee on the Distribution Date pursuant to an in accordance with the Warrant Amendment.

(197) “Subsequent Distribution” shall have the meaning set forth in the recitals hereto.

(198) “Subsidiary” shall mean with respect to any Person (a) a corporation, greater than fifty percent (50%) of the voting or capital stock of which is, as of the time in question, directly or indirectly owned by such Person and (b) any other partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity in which such Person, directly or indirectly, owns greater than fifty percent (50%) of the equity or economic interest thereof or has the power to elect or direct the election of greater than fifty percent (50%) of the members of the governing body of such entity or otherwise has control over such entity (e.g., as the managing partner of a partnership); provided that Subsidiaries shall not include the SpinCo Joint Ventures and Minority Investments.

(199) “S78I Lodgement” shall have the meaning set forth in Section 4.6(f).

(200) “Tax” or “Taxes” shall have the meaning set forth in the Tax Matters Agreement.

(201) “Tax Attributes” shall have the meaning set forth in the Tax Matters Agreement.

(202) “Tax Contest” shall have the meaning set forth in the Tax Matters Agreement.

(203) “Tax Matters Agreement” shall mean the Tax Matters Agreement, dated as of [•], 2027 by and between RemainCo and SpinCo.

(204) “Tax Records” shall have the meaning set forth in the Tax Matters Agreement.

(205) “Tax Return” shall have the meaning set forth in the Tax Matters Agreement.

(206) “Third Party Claim” shall have the meaning set forth in Section 6.4(a).

(207) “Third Party Proceeds” shall have the meaning set forth in Section 6.8(a).

(208) “Trademarks” shall mean trademarks, certification marks, service marks, trade names, domain names, favicons, social media addresses, service names, trade dress and logos, and other similar designations of source or origin, including all goodwill associated therewith, in each case whether or not registered, and registrations and applications for registration thereof, and all reissues, extensions and renewals of any of the foregoing.

(209) “Transfer” shall have the meaning set forth in Section 2.2(b)(i) and the term “Transferred” shall have its correlative meaning.

(210) “Transition Services Agreement” shall mean the Transition Services Agreement, dated as of [•], 2027 by and between RemainCo and SpinCo.

(211) “Treasury Regulations” shall have the meaning set forth in the Tax Matters Agreement.

(212) “UK GDPR” shall have the meaning set forth in the definition of “Data Protection Laws.”

(213) “Warrant” means that certain Warrant to Purchase Ordinary Shares, dated as of August 15, 2025, by and between the Warrantholder and the Company, as amended by the Warrant Amendment (and as may be further amended, restated, supplemented or otherwise modified from time to time).

(214) “Warrant Amendment” means that certain amendment entered into as of October [●], 2026, by and among the Warrantholder, Warrant Assignee, and the Company.

(215) “Warrant Assignee” means Amazon.com Services, LLC.

(216) “Warrantholder” means Amazon.com NV Investment Holdings LLC.

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause, Exhibit and Schedule are references to the Articles, Sections, paragraphs, clauses, Exhibits and Schedules to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Schedules and Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any party hereto pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by SpinCo or RemainCo shall be deemed to require SpinCo or RemainCo, as the case may be, to cause the applicable members of the SpinCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

Section 1.3 Effective Time; Suspension .

(a) This Agreement shall be effective as of the Effective Time.

(b) Notwithstanding Section 1.3(a) above, solely as between any of the Parties that are Affiliates, the provisions of, and the obligations under, this Agreement shall be suspended as between such Parties until the Distribution, other than for Sections 2.1, 2.2, 2.3, 2.11, 2.12, Article III, Article IV, Section 5.5 and Article XI each of which will be effective as of the Effective Time.

ARTICLE II

THE SEPARATION

Section 2.1 General. Subject to the terms and conditions of this Agreement, each Party shall use, and shall cause the other members of its Group and its respective then-Affiliates to use, their respective reasonable best efforts to consummate the transactions contemplated hereby (including the Internal Reorganization), a portion of which have already been implemented prior to the date hereof.

Section 2.2 Transfer of Assets; Assumption and Satisfaction of Liabilities.

(a) Prior to the Effective Time, the Parties shall and shall cause the other members of their respective Group and their respective then-Affiliates to complete the Internal Reorganization (other than as set forth on Schedule 2.2(a)).

(b) Prior to the Effective Time and, in each case, pursuant to the Conveyancing and Assumption Instruments and, in connection with the Internal Reorganization:

(i) Subject to Section 2.5 (Transfers Not Effected On or Prior to the Effective Time; Transfers Deemed Effective as of the Effective Time) and Section 2.2(d) (Treatment of Shared Contracts), RemainCo shall, and shall cause the other members of its Group to, as applicable, transfer, contribute, assign or convey or cause to be transferred, contributed, assigned or conveyed (“Transfer”) to SpinCo or another member of the SpinCo Group all of its and the other members of its Group’s right, title and interest in and to the SpinCo Assets and the applicable member(s) of the SpinCo Group, as applicable, shall accept from RemainCo and the applicable members of the RemainCo Group, all of RemainCo’s and the other members of the RemainCo Group’s respective direct or indirect rights, title and interest in and to the SpinCo Assets, respectively; and

(ii) Subject to Section 2.5 (Transfers Not Effected On or Prior to the Effective Time; Transfers Deemed Effective as of the Effective Time) and Section 2.2(d) (Treatment of Shared Contracts), SpinCo shall, and shall cause the other members of its Group to, as applicable, Transfer to RemainCo or another member of the RemainCo Group all of its and the other members of its Group’s right, title and interest in and to the RemainCo Assets and the applicable member(s) of the RemainCo Group, as applicable, shall accept from SpinCo and the applicable members of the SpinCo Group, all of SpinCo’s and the other members of the SpinCo Group’s respective direct or indirect rights, title and interest in and to the RemainCo Assets, respectively.

(c) Assumption of Liabilities. Subject to Section 2.5 (Transfers Not Effected On or Prior to the Effective Time; Transfers Deemed Effective as of the Effective Time) and Section 2.2(d) (Treatment of Shared Contracts), (i) RemainCo shall, or shall cause a member of the RemainCo Group to, accept, assume (or, as applicable, retain) and perform, discharge and fulfill, in accordance with their respective terms (“Assume”), all of the RemainCo Liabilities and (ii) SpinCo shall, or shall cause a member of the SpinCo Group to, Assume all of the SpinCo Liabilities.

(d) Treatment of Shared Contracts. Without limiting the generality of the obligations set forth in Section 2.2(b):

(i) Unless the benefits of a Shared Contract are conveyed to the applicable Party (or member of its Group) pursuant to an Ancillary Agreement, (A) any Contract that is a Shared Contract, shall be assigned in part to the applicable member(s) of the applicable Group, if so assignable, or appropriately amended, bifurcated, replicated or otherwise modified prior to, on or after the Effective Time, so that each Party or the members of their respective Groups shall be entitled to the rights and benefits, and shall Assume the related portion of any Liabilities, inuring to their respective Businesses (each, a “Partial Assignment”); provided, however, that (x) in no event shall any member of either Group be required to assign (or amend) any Shared

Contract in its entirety or to assign a portion of any Shared Contract which is not assignable (or cannot be amended or otherwise modified) by its terms (including any terms imposing Consents or conditions on an assignment where such Consents or conditions have not been obtained or fulfilled) or under applicable Law and (y) if any Shared Contract cannot be so partially assigned by its terms or otherwise, cannot be amended, bifurcated, replicated or otherwise modified, or if such assignment or amendment, bifurcation, replication or modification would impair the benefit the parties thereto derived from such Shared Contract, the Parties shall, and shall cause each of their respective Subsidiaries to, following the Distribution and until the earlier of two(2) years after the Distribution Date and such time as the Partial Assignment of such Shared Contract as contemplated by the foregoing is effected, take such other reasonable and permissible actions to cause a member of the RemainCo Group or the SpinCo Group, as the case may be, to, in each case, (I) receive the benefit of that portion of each Shared Contract that relates to the SpinCo Business or the RemainCo Business, as the case may be (in each case, to the extent so related) as if such Shared Contract had been assigned to (or amended or otherwise modified for the benefit of) a member of the applicable Group pursuant to this Section 2.2(d) (including, enforcing on the applicable Group’s behalf any and all of such Group’s rights against such third party under such Shared Contract solely to the extent related to the applicable Group’s respective Business (or the applicable portion thereof)) and (II) bear the burden of the corresponding Liabilities (including any Liabilities that may arise by reason of such arrangement) as if such Liabilities had been Assumed by a member of the applicable Group pursuant to this Section 2.2(d), including expenses related to enforcing rights under such Shared Contract against the third party counterparty thereto solely to the extent related to the applicable Group’s respective Business (or the applicable portion thereof); and indemnifying each other Group against all Indemnifiable Losses to the extent arising out of any actions (or omissions to act) taken by such other Group with respect to such Shared Contract at the direction of such first Party (except to the extent arising out of or related to gross negligence, fraud or willful misconduct by such other Group) (in the event that any rights in connection with a Force Majeure Event or similar event are exercised under a Shared Contract, the benefits and burdens with respect to such Shared Contract (as modified by such Force Majeure Event or similar event) shall, if reasonably practicable, be shared proportionally or, if not reasonably practicable, in such other manner as would be most equitable, among the Groups related to such Contract (or in any other manner as may be agreed in good faith by the relevant Parties whose Group is related to such contract), in each case, to the extent so related to the SpinCo Business or the RemainCo Business), and (B) to the extent that the Parties cannot effect a Partial Assignment in accordance with this Section 2.2(d), or cannot implement the arrangements set forth in clause (A), within one hundred and eighty (180) days of the Distribution Date, the Parties shall use commercially reasonable efforts to, if requested by any Party, following the Distribution and until the earlier of two (2) year after the Distribution Date and such time as the Partial Assignment of such Shared Contract as contemplated by the foregoing is effected, seek mutually acceptable alternative arrangements (including subcontracting, sublicensing, subleasing or back-to-back agreement) for the purpose of allocating rights, liabilities and obligations to each Group under such Shared Contract reflecting the principles set forth in clause (A) of this provision (an “Acceptable Alternative Arrangement”).

(ii) Each Party shall, and shall cause the other members of its Group to, use its commercially reasonable efforts to obtain the required Consents to complete a Partial Assignment of any Shared Contract as contemplated by this Agreement. Notwithstanding anything herein to the contrary, no Partial Assignment of any Shared Contract or Acceptable Alternative Arrangement shall be completed if it would violate any applicable Law or the rights of any third party to such Shared Contract.

(iii) To the extent permitted by applicable Law, each of RemainCo and SpinCo shall, and shall cause the members of its respective Group to, (A) treat for all Tax purposes the portion of each Shared Contract inuring to its respective Businesses as Assets owned by, or Liabilities of, as applicable, such Party or the members of such Party’s Group, as applicable, not later than the Distribution and (B) neither report nor take any Tax position (on a Tax Return or otherwise) inconsistent with such treatment (unless required by a change in applicable Tax Law or good faith resolution of a Tax Contest).

(iv) Liabilities pursuant to, under or relating to a Shared Contract, to the extent relating to occurrences from and after the Distribution, shall, unless otherwise allocated pursuant to this Agreement or any Ancillary Agreement, be allocated among RemainCo and SpinCo as follows:

(A) If such Liability is incurred (x) exclusively in respect of the SpinCo Business, such Liability shall be allocated to SpinCo or the applicable member of its Group, or (y) exclusively in respect of the RemainCo Business, such Liability shall be allocated to RemainCo or the applicable member of its Group;

(B) If such Liability cannot be so allocated under clause (A) above, such Liability shall be allocated to RemainCo or SpinCo, as the case may be, based on the relative proportions of total benefit received (over the term of the Shared Contract remaining as of the date of the Distribution) by the SpinCo Business or the RemainCo Business, respectively, under the relevant Shared Contract after the Distribution; and

(C) Notwithstanding the foregoing in clauses (A) and (B) above, each of SpinCo or RemainCo shall be responsible for any and all such Liabilities to the extent arising from its (or its Subsidiary’s) breach after the Distribution of the relevant Shared Contract.

(v) None of RemainCo, SpinCo or any of the members of their respective Group or their Affiliates shall be required to commence any litigation or offer or pay any money or otherwise grant any accommodation (financial or otherwise) to any third party to (x) obtain any new Contract or Partial Assignment with respect to any Shared Contract, as the case may be or (y) obtain any Consent necessary to enter into an Acceptable Alternative Arrangement; provided, however, any Party to which the benefit of a new Contract, Partial Assignment or Acceptable Alternative Arrangement would inure pursuant to this Section 2.2(d) may request that the Party that is allocated such Shared Contract as a SpinCo Asset or RemainCo Asset commence litigation, which request shall be considered in good faith by such Party; provided, further, that such Party’s good faith determination not to commence litigation shall not in and of itself constitute a breach of this Section 2.2(d)(v), but the foregoing shall not preclude consideration of a Party’s good faith for purposes of determining compliance with Section 2.2(d)(v).

(vi) From and after the Effective Time, the Party to whose Group a Shared Contract has been allocated shall not (and shall cause the other members of its Group not to), without the consent of the Other Party (such consent not to be unreasonably withheld, conditioned or delayed) (x) waive any rights under such Shared Contract to the extent related to the Business, Assets or Liabilities of such Other Party, (y) terminate (or consent to be terminated by the counterparty) such Shared Contract except in connection with (A) the expiration of such Shared Contract in accordance with its terms (it being understood that sending a notice of non-renewal to the counterparty to such Shared Contract in accordance with the terms of such Shared Contract is expressly permitted) or (B) a partial termination of such Shared Contract that would not reasonably be expected to impact any rights under such Shared Contract related to the Business, Assets or Liabilities of such Other Party or any of its Subsidiaries, or (z) amend, modify or supplement such Shared Contract in a manner material (relative to the existing rights and obligations related to such Other Party’s Business, Assets or Liabilities under such Shared Contract) and adverse to the Business, Assets or Liabilities of such Other Party or any of its Subsidiaries. From and after the Effective Time, if a member of a Group receives from a counterparty to a Shared Contract a formal notice of breach of such Shared Contract (such member a “Notice Recipient”) that would reasonably be expected to impact the other Group, the Notice Recipient shall provide written notice to the Other Party as soon as reasonably practicable (and in no event later than seven (7) Business Days following receipt of such notice) and the Parties shall consult with respect to the actions proposed to be taken regarding the alleged breach. If a Group sends a formal notice of breach of a Shared Contract to a counterparty (such Group, the “Notifying Party”) that would reasonably be expected to impact the other Group, the Notifying Party shall provide written notice to the Other Party as soon as reasonably practicable (and in any event no less than seven (7) Business Days prior to sending such notice of breach to the counterparty), and the Parties shall consult with each other regarding such alleged breach. From and after the Effective Time, no Party shall (and shall cause the other members of its Group not to) breach any Shared Contract to the extent such breach would reasonably be expected to result in a loss of rights, or acceleration of obligations, of any member of the Other Party’s Group (or related to its Business, Assets or Liabilities under such Shared Contract) pursuant to (I) such Shared Contract, (II) any Partial Assignment related to such Shared Contract or (III) any other Contract with the counterparty to such Shared Contract (or any of its Affiliates) in existence at the time of the Distribution that contains cross-default or similar provisions related to such Shared Contract.

(vii) Notwithstanding the foregoing provisions of this Section 2.2(d), with respect to any Intergroup Lease, and, pending the resolution of the occupancy arrangements at any Shared Site (as defined herein), none of RemainCo, SpinCo or any of the members of their respective Group or their Affiliates shall take any action that would materially impair the Other Party’s ability to continue to occupy and use its designated portion of the applicable premises in the ordinary course of business consistent with past practice.

(e) Consents. Each Party shall, and shall cause each member of its respective Group to, use commercially reasonable efforts to obtain the required Consents for the Transfer of any Assets, Contracts, licenses, permits and authorizations issued by any Governmental Entity or parts thereof as contemplated by this Agreement. Notwithstanding anything herein to the contrary, no Contract or other Asset shall be Transferred if it would violate applicable Law or, in the case of any Contract, the rights of any third party to such Contract; provided that Sections 2.2(d) and 2.5, to the extent provided therein, shall apply thereto.

(f) Each Party understands and agrees on behalf of itself and each member of its Group that certain of the Transfers referenced in Section 2.2(b) or Assumptions referenced in Section 2.2(c) have heretofore occurred and, as a result, no additional Transfers or Assumptions by any member of the RemainCo Group or SpinCo Group, as applicable, shall be deemed to occur upon the execution of this Agreement with respect thereto. To the extent that a member of the RemainCo Group or the SpinCo Group, as applicable, owns a RemainCo Asset or SpinCo Asset, respectively, as of the Effective Time, there shall be no need for such member to Transfer such Asset in connection with the operation of Section 2.2(b). Moreover, to the extent that a member of the RemainCo Group or the SpinCo Group, as applicable, is liable for any RemainCo Liability or SpinCo Liability, respectively, at the Effective Time, there shall be no need for such member to Assume such Liability in connection with the operation of Section 2.2(c).

(g) Prior to or substantially concurrently with the Effective Time, SpinCo shall make, or cause to be made, the SpinCo Cash Distribution by wire payment of immediately available funds to one or more accounts designated by RemainCo.

Section 2.3 Intergroup Accounts. Except as set forth on Schedule 2.3 or in Section 6.1(b), any and all intercompany receivables, payables, loans and balances (other than as specifically provided for under this Agreement or under any Ancillary Agreement) between any member of the RemainCo Group or SpinCo Group, on the one hand, and any member of the Other Party’s Group, on the other hand, in existence as of immediately prior to the Distribution (the “Intergroup Accounts”), shall, prior to the Effective Time, be satisfied or settled in full by means of a cash payment, dividend, capital contribution, a combination of the foregoing, or otherwise cancelled and terminated or extinguished, and, if not settled, cancelled and terminated or extinguished prior to such time, shall be deemed terminated and released at such time.

Section 2.4 Limitation of Liability; Intergroup Contracts.

(a) No Party shall have any Liability to the Other Party in the event that any information exchanged or provided pursuant to this Agreement (but excluding any such information included in a Distribution Disclosure Document or Financing Disclosure Document) which is an estimate or forecast, or which is based on an estimate or forecast, is found to be inaccurate.

(b) Except as set forth in Section 2.4(c), no Party or any other member of its Group shall be liable to the Other Party or any other member of such Other Party’s Group based upon, arising out of or resulting from any Contract, arrangement, course of dealing or understanding existing on or prior to the Distribution Date (other than this Agreement and the Ancillary Agreements) and each Party (on behalf of itself and each other member of its Group) hereby terminates any and all Contracts, arrangements, course of dealings or understandings between or among it or any of its other Group members, on the one hand, and the Other Party or any of its respective Group members, on the other hand, effective as of the Effective Time (other than this Agreement, the Ancillary Agreements, and the Conveyancing and Assumption Instruments, and such Contracts, arrangements, courses of dealing or understandings with respect to goods in transit for which title has not transferred to the RemainCo Group (if in respect of assets that would otherwise be RemainCo Assets) or the SpinCo Group (if in respect of assets that would otherwise be SpinCo Assets) at the time of the Distribution). No such terminated Contract, arrangement, course of dealing or understanding (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Distribution. Each Party shall, and shall cause the other members of its Group to, execute and deliver such agreements, instruments and other papers as may be required to terminate any such Contract, arrangement, course of dealing or understanding pursuant to this Section 2.4(b) if so requested by the Other Party.

(c) The provisions of Section 2.4(b) shall not apply to any of the following Contracts, arrangements, course of dealings or understandings (or to any of the provisions thereof): any agreements, arrangements, commitments or understandings (i) to which any Person other than the Parties and their respective Affiliates is a Party (it being understood that (x) to the extent that the rights and obligations of the Parties and the members of their respective Groups under any such Contracts constitute SpinCo Assets or SpinCo Liabilities, or RemainCo Assets or RemainCo Liabilities, such Contracts shall be assigned or retained pursuant to Article II, and (y) the obligations of any member of a Group to the other Group shall be deemed terminated as of time of the Distribution with no further liability to such other Group as a result thereof) or (ii) set forth on Schedule 2.4(c).

(d) If any Contract, arrangement, course of dealing or understanding is terminated pursuant to Section 2.4(b), and, but for the mistake or oversight of any Party, would have been listed as an Ancillary Agreement on Schedule 1.1(8) or other continuing arrangement on Schedule 2.4(c) and is reasonably necessary for such affected Party to be able to continue to operate its Business in substantially the same manner in which such Business was operated prior to the Distribution, then, at the request of the applicable affected Party, made within two (2) years following the Distribution, the Parties shall negotiate in good faith to determine whether and to what extent (including the terms and conditions relating thereto), if any, notwithstanding such termination, such Contract, arrangement, course of dealing or understanding should continue, or as appropriate, be re-instated, following the Distribution; provided, however, that any Party may determine, in its sole discretion, not to re-instate or otherwise continue any such Contract, arrangement, course of dealing or understanding.

Section 2.5 Transfers Not Effected On or Prior to the Effective Time; Transfers Deemed Effective as of the Effective Time.

(a) To the extent that any Transfers or Assumptions contemplated by this Article II, including the Transfers of the Intentionally Delayed SpinCo Assets, shall not have been consummated at or prior to the Effective Time, the Parties shall use commercially reasonable efforts to effect such Transfers or Assumptions as promptly following the Effective Time as shall be practicable. Nothing herein shall be deemed to require or constitute the Transfer of any Assets or the Assumption of any Liabilities which by their terms or operation of Law cannot be Transferred; provided, however, that the Parties and their respective Subsidiaries shall cooperate and use commercially reasonable efforts to seek to obtain, in accordance with applicable Law, any necessary Consents for the Transfer of all Assets and Assumption of all Liabilities contemplated to be Transferred and Assumed pursuant to this Article II to the fullest extent permitted by applicable Law. In the event that any such Transfer of Assets or Assumption of Liabilities has not been consummated, from and after the Effective Time (i) the Party (or relevant member of its Group) retaining such Asset shall thereafter hold (or shall cause such member of its Group to hold) such Asset in trust for the use and benefit of the Party entitled thereto (at the expense of the Party entitled thereto) and (ii) the Party intended to Assume such Liability shall, or shall cause the applicable member of its Group to, pay or reimburse the Party retaining such Liability for all amounts paid or incurred in connection with the retention of such Liability. To the extent the foregoing applies to any Contracts (other than Shared Contracts, which shall be governed solely by Section 2.2(d)) to be assigned for which any necessary Consents are not received prior to the Effective Time, the treatment of such Contracts shall also be subject to Section 2.9 and Section 2.10, to the extent applicable. In addition, the Party retaining such Asset or Liability (or relevant member of its Group) shall (or shall cause such member of its Group to) treat, insofar as reasonably possible and to the extent permitted by applicable Law, such Asset or Liability in the ordinary course of business and take such other actions as may be reasonably requested by the Party to which such Asset is to be Transferred or by the Party responsible for Assuming such Liability in order to place such Party, insofar as reasonably possible and to the extent permitted by applicable Law, in the same position as if such Asset or Liability had been Transferred or Assumed as contemplated hereby and so that all the benefits and burdens relating to such Asset or Liability, including possession, use, risk of loss, potential for income and gain, and dominion, control and command over such Asset or Liability, are to inure from and after the Effective Time to the relevant member or members of the RemainCo Group or SpinCo Group entitled to the receipt of such Asset or required to Assume such Liability. In furtherance of the foregoing, each Party agrees (on behalf of itself and each other member of its Group) that, as of the Effective Time, subject to Section 2.2(c) and Section 2.9(b), each Party or each member of its Group shall (A) be deemed to have acquired complete and sole beneficial ownership over all of the Assets, together with all rights, powers and privileges incident thereto, and shall be deemed to have Assumed in accordance with the terms of this Agreement all of the Liabilities, and all duties, obligations and responsibilities incident thereto, which such Party is entitled to acquire or required to Assume pursuant to the terms of this Agreement and (B) (I) enforce at the Other Party’s (or relevant member of its Group’s) request, or allow the Other Party’s Group to enforce in a commercially reasonable manner, any rights of the Party or its Group under such Assets and Liabilities against any other Persons, (II) not waive any rights related to such Assets or Liabilities to the extent related to the Business, Assets or Liabilities of the Other Party’s Group, (III) not terminate (or consent to be terminated by the counterparty) any Contract that constitutes such Asset except in connection with the expiration of such Contract in accordance with its terms, (IV) not amend, modify or supplement any Contract that constitutes such Asset and (V) provide written notice to the Other Party as soon as reasonably practicable (and in no event later than seven (7) Business Days following receipt) after receipt of any formal notice of breach received from a counterparty to any Contract that constitutes such Asset; provided that the costs and expenses incurred by the responding Party or its Group in respect of any request by the Other Party in respect of such Assets or Liabilities shall be borne solely by the requesting Party or its Group.

(b) If and when the Consents or conditions, the conflict, absence, non-satisfaction, existence or potential violation of which caused the deferral of Transfer of any Asset or deferral of the Assumption of any Liability pursuant to Section 2.5(a), are obtained or satisfied, the Transfer, assignment, Assumption or novation of the applicable Asset or Liability shall be effected by the applicable Party (or relevant member of its Group) as promptly as reasonably practicable, without further consideration in accordance with and subject to the terms of this Agreement (including Sections 2.2 and 2.5 or any applicable Ancillary Agreement), and shall, to the extent possible without the imposition of any undue or otherwise unreasonable cost on any Party, be deemed to have become effective as of the Effective Time.

(c) The Party (or relevant member of its Group) retaining any Asset or Liability due to the deferral of the Transfer of such Asset or the deferral of the Assumption of such Liability pursuant to Section 2.5(a) or otherwise shall (i) not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced, assumed, or agreed in advance to be reimbursed by the Party (or relevant member of its Group) entitled to such Asset or the Person intended to be subject to such Liability, other than reasonable attorneys’ fees and recording or similar or other incidental fees, all of which shall be promptly reimbursed by the Party (or relevant member of its Group) entitled to such Asset or the Person intended to be subject to such Liability and (ii) be indemnified for all Indemnifiable Losses or other Liabilities arising out of any actions (or omissions to act) of such retaining Party taken at the direction of the Other Party (or relevant member of its Group) in connection with and relating to such retained Asset or Liability, as the case may be. Except as otherwise expressly provided herein, none of RemainCo or SpinCo or any of their respective Affiliates shall be required to commence any litigation or offer or pay any money or otherwise grant any accommodation (financial or otherwise) to any third party with respect to any Assets or Liabilities not Transferred as of the Effective Time; provided, however, that any Party to which such Asset or Liability has not been Transferred or Assumed, respectively, due to the deferral of the Transfer of such Asset or the deferral of the Assumption of such Liability, may request that the Party retaining such Asset or Liability commence litigation, which request shall be considered in good faith by the Party retaining such Asset or Liability; provided, further, that a Party’s good faith determination not to commence litigation shall not in and of itself constitute a breach of this Section 2.5(c), but the foregoing shall not preclude consideration of a Party’s good faith for purposes of determining compliance with this Section 2.5(c).

(d) Notwithstanding anything else set forth in this Section 2.5 to the contrary, (i) neither RemainCo nor any of its Subsidiaries shall be required by this Section 2.5 to take any action that may, in the good faith judgment of RemainCo, (x) result in a violation of any obligation which RemainCo or any such Subsidiary has to any third party or (y) violate applicable Law, and (ii) neither SpinCo nor any of its Subsidiaries shall be required by this Section 2.5 to take any action that may, in the good faith judgment of SpinCo, (x) result in a violation of any obligation which SpinCo or any such Subsidiary has to any third party or (y) violate applicable Law.

(e) The failure to obtain a Consent shall not in and of itself constitute a breach of this Agreement; provided that the foregoing shall not preclude consideration of a Party’s efforts in pursuing such Consent for purposes of determining compliance with this Section 2.5.

(f) To the extent permitted by applicable Law, with respect to the Assets and Liabilities described in Section 2.5(a), each of RemainCo and SpinCo shall, and shall cause the members of its respective Group to, (i) treat for all Tax purposes (A) the deferred Assets as assets having been Transferred to and owned by the Party entitled to such Assets not later than the Distribution and (B) the deferred Liabilities as liabilities having been Assumed and owned by the Person intended to be subject to such Liabilities not later than the Distribution and (ii) neither report nor take any Tax position (on a Tax Return or otherwise) inconsistent with such treatment (unless required by a change in applicable Tax Law or good faith resolution of a Tax Contest).

Section 2.6 Wrong Pockets; Mail & Other Communications; Payments.

(a) Subject to Section 2.5 (Transfers Not Effected On or Prior to the Effective Time; Transfers Deemed Effective as of the Effective Time) and Section 2.2(d) (Treatment of Shared Contracts), (i) if at any time within thirty-six (36) months after the Distribution Date (other than with respect to Intentionally Delayed SpinCo Assets in respect of which this covenant shall survive without regard to such thirty-six (36) month limitation until fully performed), any Party discovers that any SpinCo Asset is held by any member of the RemainCo Group or any of its respective then-Affiliates, RemainCo shall, and shall cause the other members of its Group and its and their then-Affiliates to, use their respective reasonable best efforts to promptly procure the Transfer of the relevant SpinCo Asset to SpinCo or an Affiliate of SpinCo designated by SpinCo for no additional consideration; or (ii) if at any time within thirty-six (36) months after the Distribution, any Party discovers that any RemainCo Asset is held by any member of the SpinCo Group or any of its then-Affiliates, SpinCo shall, and shall cause the other members, its Group and its and their respective then-Affiliates to, use their respective reasonable best efforts to promptly procure the Transfer of the relevant RemainCo Asset to RemainCo or an Affiliate of RemainCo designated by RemainCo for no additional consideration; provided that in the case of clause (i), neither RemainCo nor any of its Affiliates, or in the case of clause (ii), neither SpinCo nor any of its Affiliates, shall be required to commence any litigation or offer or pay any money or otherwise grant any accommodation (financial or otherwise) to any third party. If reasonably practicable and permitted under applicable Law, such Transfer may be effected by rescission of the applicable portion of a Conveyancing and Assumption Instrument as may be agreed by the relevant Parties. Notwithstanding the foregoing time limitation, with respect to any real property asset (including any leasehold interest, sublease right, license, easement or other interest in real property) that is discovered to have been misallocated, the obligations set forth in this Section 2.6(a) shall survive without regard to the thirty-six (36) month limitation for so long as such real property asset remains in the possession of the non-entitled Party (or the applicable member of its Group), and such non-entitled Party shall hold such real property asset in trust for the benefit of the entitled Party pending Transfer.

(b) At any time on or prior to the thirty-six (36) month anniversary of the Distribution Date, if any Party or any member of its Group or (or any of its or their respective then-Affiliates) owns any Asset, that, although not Transferred pursuant to this Agreement, is agreed between the Parties, acting in their good faith judgment, to be an Asset that more properly belongs to an Other Party or a member of such Other Party’s Group, or is an Asset that such Other Party or a member of its Group was intended to have the right to continue to use (other than, as between any two Parties, or any Asset acquired from an unaffiliated third party by a Party or member of such Party’s Group following the Distribution), then the Party or a member of its Group (or applicable then-Affiliate) owning such Asset shall, as applicable, (i) Transfer any such Asset to the Party or a member of its Group identified as the appropriate transferee and following such Transfer, such Asset shall be a SpinCo Asset or RemainCo Asset, as the case may be, or (ii) grant such mutually agreeable rights with respect to such Asset to permit such continued use, subject to, and consistent with this Agreement, including with respect to the Assumption of associated Liabilities. If reasonably practicable and permitted under applicable law, such Transfer may be effected by rescission of the applicable portion of a Conveyancing and Assumption Instrument as may be agreed by the relevant Parties.

(c) After the Effective Time, each Party (or any member of its Group and any of its or their respective then-Affiliates) may receive mail, packages and other communications properly belonging to the Other Party (or any member of its Group). Accordingly, at all times after the Effective Time, each Party (or any member of its Group and any of its or their respective then-Affiliates) is hereby authorized to receive and, to the extent reasonably necessary to identify the proper recipient in accordance with this Section 2.6(c), open all mail, packages and other communications received by such Party (or member of its Group or its or their then-Affiliate) that belongs to such Other Party (or member of such Other Party’s Group), and to the extent that they do not relate to the business of the receiving Party, the receiving Party shall as promptly as reasonably practicable deliver or cause to be delivered such mail, packages or other communications (or, in case the same also relates to the business of the receiving Party or the Other Party, copies thereof) to such Other Party as provided for in Section 11.6; provided that, if a Party (or any member of its Group and any of its or their respective then-Affiliates) receives any claim or demand against the Other Party (or any member of such Other Party’s Group), or any notice or other communication regarding any Action involving the Other Party (or any member of such Other Party’s Group), such Party shall and shall cause the other members of its Group to, as promptly as practicable (and, in any event, use commercially reasonable efforts to do so within fifteen (15) days after receipt thereof) notify such Other Party (including such Other Party’s legal department) of the receipt of such claim, demand, notice or other communication, and shall promptly deliver such claim, demand, notice or other communication (or, in case the same also relates to the business of the receiving Party or the Other Party, copies thereof) to such Other Party; provided, however, that the failure to provide such notice shall not constitute a breach of this Section 2.6(c) except to the extent that any such Party shall have been actually prejudiced as a result of such failure. The provisions of this Section 2.6(c) are not intended to, and shall not, be deemed to constitute an authorization by any Party or any other member of either Group (or any of their Affiliates from time to time) to permit the other to accept service of process on its behalf and no Party is or shall be deemed to be the agent of the Other Party or any other member of either Group or any of their respective then-Affiliates for service of process purposes.

(d) After the Distribution, SpinCo shall, or shall cause the other members of its Group and its and any of its respective then-Affiliates to, promptly pay or deliver to RemainCo (or its designee) any monies or checks that have been received by SpinCo (or another member of its Group or its or its respective then-Affiliates) after the Distribution to the extent they are (or represent the proceeds of) a RemainCo Asset (it being understood and agreed that any such amounts shall be paid and delivered on a monthly basis for the first six (6) months following the Distribution Date, and thereafter on a quarterly basis, in each case to the applicable members of the RemainCo Group; provided that if the aggregate amount not yet paid or delivered exceeds $20,000,000 before such monthly or quarterly payment and delivery, as applicable, such amount shall be paid and delivered to the applicable members of the RemainCo Group within fourteen (14) days).

(e) After the Distribution, RemainCo shall, or shall cause the other members of its Group and its and any of its respective then-Affiliates to, promptly pay or deliver to SpinCo (or its designee) any monies or checks that have been received by RemainCo (or another member of its Group or its or its respective then-Affiliates) after the Distribution to the extent they are (or represent the proceeds of) a SpinCo Asset (it being understood and agreed that any such amounts shall be paid and delivered on a monthly basis for the first six (6) months following the Distribution Date, and thereafter on a quarterly basis, in each case to the applicable members of the SpinCo Group; provided that if the aggregate amount not yet paid or delivered exceeds $20,000,000 before such monthly or quarterly payment and delivery, such amount shall be paid and delivered to the applicable members of the SpinCo Group within fourteen (14) days).

Section 2.7 Conveyancing and Assumption Instruments.

(a) In connection with, and in furtherance of, the Transfers of Assets and the acceptance and Assumptions of Liabilities contemplated by this Agreement, the Parties shall execute or cause to be executed, on or prior to the Distribution, by the appropriate entities, the Conveyancing and Assumption Instruments necessary to evidence the valid and effective Assumption by the applicable Party of its Assumed Liabilities and the valid Transfer to the applicable Party or member of such Party’s Group of all right, title and interest in and to its accepted Assets, in substantially the form contemplated hereby for Transfers and Assumptions to be effected pursuant to the Laws of the State of Delaware or the Laws of one of the other states of the United States or, if not appropriate for a given Transfer or Assumption, and for Transfers and Assumptions to be effected pursuant to non-U.S. Laws, in such other form as the Parties shall reasonably agree; provided that Section 6.4(f) shall apply to each Transfer and Assumption contemplated by this Agreement. The form and substance of all Conveyancing and Assumption Instruments relating to real property shall be subject to the review and reasonable approval of RemainCo. With respect to any Transfer of real property (whether owned or leased), the Conveyancing and Assumption Instruments shall include, as applicable: (i) for owned real property, a quitclaim deed, grant deed, or other appropriate conveyance instrument customary in the jurisdiction in which such real property is located, together with such transfer tax declarations, title affidavits and other ancillary documents as are customary for the transfer of real property in such jurisdiction; (ii) for leased real property requiring assignment, an assignment and assumption of lease in form reasonably satisfactory to RemainCo (and, to the extent required, the applicable landlord), together with any required estoppel certificates and subordination, non-disturbance and attornment agreements; and (iii) for any real property at a Shared Site that will be subject to an Intergroup Lease or other occupancy arrangement, the applicable Intergroup Lease or other occupancy instrument, each in form reasonably satisfactory to RemainCo.

Section 2.8 Further Assurances.

(a) In addition to and without limiting the actions specifically provided for elsewhere in this Agreement and subject to the limitations set forth in this Agreement, including Section 2.5, each of the Parties shall, and shall cause the other members of its Group to, cooperate with each other and use commercially reasonable efforts, at and after the Effective Time, to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary under applicable Law or contractual obligation to consummate and make effective the transactions contemplated by this Agreement.

(b) Without limiting the foregoing, at and after the Effective Time, each Party shall, and shall cause the other members of its Group to, cooperate with the Other Party (or the relevant member of its Group), and without any further consideration, but at the expense (unless allocated to the Group of the requested Party pursuant to the other terms of this Agreement) of the requesting Party (or the relevant member of its Group) (except as provided in Sections 2.2(d)(v) and 2.5(c)) from and after the Effective Time, to execute and deliver, or use commercially reasonable efforts to cause to be executed and delivered, all instruments, including instruments of Transfer, and to make all filings with, and to obtain all Consents, any permit, license, Contract, indenture or other instrument (including any Consents), and to take all such other actions as an Other Party may reasonably request from time to time, to the extent consistent with the terms of this Agreement, to effect the provisions and purposes of this Agreement, including the Transfers of the applicable Assets and the assignment and Assumption of the applicable Liabilities and the other transactions contemplated hereby. Without limiting the foregoing, each Party shall, and shall cause the other members of its Group to, at the reasonable request, cost and expense (unless allocated to the Group of the requested Party (or other member of its Group) pursuant to the other terms of this Agreement) of the Other Party, take such other actions as may be reasonably necessary to vest in such Other Party (or other member of its Group) such title and such rights as possessed by the transferring Party (or its Group) to the Assets allocated to such Party (or member of its Group) under this Agreement, free and clear of any Security Interest.

Section 2.9 Novation of Liabilities.

(a) Each Party, at the request of the Other Party, shall use commercially reasonable efforts to obtain, or to cause to be obtained, any Consent, release, substitution or amendment required to novate or assign to the fullest extent permitted by Law all obligations under Contracts (other than Shared Contracts, which shall be governed by Section 2.2(d)), and other obligations or Liabilities (other than with regard to guarantees or Credit Support Instruments, which shall be governed by Section 2.10) for which a member of such Party’s Group and a member of the Other Party’s Group are jointly or severally liable and that do not constitute Liabilities of such Other Party as provided in this Agreement, or to obtain in writing the unconditional release of the Other Party to such arrangements (other than any member of the Group who Assumed or retained such Liability as set forth in this Agreement), so that, in any such case, the members of the applicable Group will be solely responsible for such Liabilities; provided, however, that no Party shall be obligated to pay any consideration therefor to any third party from whom any such Consent, substitution or amendment is requested (unless such Party is fully reimbursed by the requesting Party). Upon either Party’s reasonable request (not to exceed twice per fiscal quarter) after the Distribution, the Other Party shall deliver to such requesting Party a list of the Consents, releases, substitutions or amendments required to novate or assign to the fullest extent permitted by Law all obligations under Contracts (other than Shared Contracts, which shall be governed by Section 2.2(d)), and other obligations or Liabilities (other than with regard to guarantees or Credit Support Instruments, which shall be governed by Section 2.10) for which a member of such Party’s Group and a member of the Other Party’s Group are jointly or severally liable and that do not constitute Liabilities of such Other Party as provided in this Agreement, along with the status and anticipated timing for obtaining such Consents, releases, substitutions or amendments required.

(b) If the Parties are unable to obtain, or to cause to be obtained, any such required Consent, release, substitution or amendment, the Other Party or the applicable member of such Other Party’s Group shall continue to be bound by such Contract or other obligation that does not constitute a Liability of such Other Party and, unless not permitted by Law or the terms thereof, as agent or subcontractor for such Party. The Party or member of such Party’s Group who Assumed or retained such Liability in accordance with the terms set forth in this Agreement (the “Liable Party”) shall, or shall cause a member of its Group to, directly pay, perform and discharge fully all the obligations or other Liabilities of such Other Party or member of such Other Party’s Group thereunder from and after the Effective Time. The Other Party shall, without further consideration, promptly pay and remit, or cause to be promptly paid or remitted, to the Liable Party or to another member of the Liable Party’s Group, all money, rights and other consideration received by it or any member of its Group in respect of such performance by the Liable Party (unless any such consideration is an Asset of such Other Party pursuant to this Agreement). If and when any such Consent, release, substitution or amendment shall be obtained or such agreement, lease or other rights or obligations shall otherwise become assignable or able to be novated, the Other Party shall promptly Transfer all rights, obligations and other Liabilities thereunder of any member of such Other Party’s Group to the Liable Party or to another member of the Liable Party’s Group without payment of any further consideration and the Liable Party, or another member of such Liable Party’s Group, without the payment of any further consideration, shall Assume such rights and Liabilities. Each of the Parties shall, and shall cause their respective Subsidiaries to, take all actions and do all things reasonably necessary on its part, or such Subsidiaries’ part, under applicable Law or contractual obligations to consummate and make effective the transactions contemplated by this Section 2.9(b).

Section 2.10 Guarantees and Credit Support Instruments.

(a) (i) RemainCo shall, and shall cause the other members of its Group to, (with the reasonable cooperation of SpinCo) use commercially reasonable efforts to (A) cause a member of the RemainCo Group to be substituted in all respects for a member of the SpinCo Group, or (B) have all members of the SpinCo Group removed or released as guarantor of or obligor for any RemainCo Liability (including any credit agreement, guarantee (including guarantees for performance or payment under Contracts), indemnity or Credit Support Instrument given or obtained by any member of the SpinCo Group for the benefit of any member of the RemainCo Group) to the fullest extent permitted by applicable Law, and (ii) SpinCo shall, and shall cause the other members of its Group to, (with the reasonable cooperation of RemainCo) use commercially reasonable efforts to (A) cause a member of the SpinCo Group to be substituted in all respects for a member of the RemainCo Group, or (B) have all members of the RemainCo Group removed or released as guarantor of or obligor for any SpinCo Liability (including any credit agreement, guarantee (including guarantees for performance or payment under Contracts), indemnity or Credit Support Instrument given or obtained by any member of the RemainCo Group for the benefit of any member of the SpinCo Group) to the fullest extent permitted by applicable Law, including in respect of those guarantees set forth on Schedule 2.10(a)(ii), in each case (clauses (i) and (ii)), on or prior to the Distribution Date; provided that failure to effect the foregoing on or prior to the Distribution Date shall not relieve any Party (or the other members of its applicable Group) of any obligation under this Section 2.10(a), and such Party shall, and shall cause the other members of its Group to, continue to use commercially reasonable efforts to take the actions contemplated by this Section 2.10(a). Except as otherwise provided in Section 2.10(b), no member of the SpinCo Group or RemainCo Group or any of their respective Affiliates from time to time shall be required to commence any litigation or offer or pay any money or otherwise grant any accommodation (financial or otherwise) to any third party with respect to any such guarantees.

(b) On or prior to the Distribution Date, to the extent required to obtain a release from a guaranty (a “Guaranty Release”) (i) of any member of the RemainCo Group, then SpinCo shall, and shall cause the other members of the SpinCo Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, except to the extent that such existing guaranty contains representations, covenants or other terms or provisions either (A) with which any member of the SpinCo Group would be reasonably unable to comply or (B) which would be reasonably expected to be breached, and (ii) of any member of the SpinCo Group, then RemainCo shall, and shall cause the other members of the RemainCo Group to, as applicable, execute a guaranty agreement in the form of the existing guaranty, except to the extent that such existing guaranty contains representations, covenants or other terms or provisions either (A) with which any member of the RemainCo Group would be reasonably unable to comply or (B) which would be reasonably expected to be breached; provided that failure to effect the foregoing on or prior to the Distribution Date shall not relieve any Party (or the other members of its applicable Group) of any obligation under this Section 2.10(b), and such Party shall, and shall cause the other members of its Group to, continue to take the actions contemplated by this Section 2.10(b).

(c) If either of RemainCo or SpinCo is unable to obtain, or to cause to be obtained, any such required removal as set forth in clauses (a) and (b) of this Section 2.10, (i) the Party whose Group is the relevant beneficiary shall and shall cause the other members of its Group to, jointly and severally, indemnify and hold harmless the guarantor or obligor for any Indemnifiable Loss arising from or relating thereto, including any amounts paid by (or on behalf of) the guarantor or obligor thereunder (in accordance with the provisions of Article VI) and shall or shall cause one of the other members of its Group, as agent or subcontractor for such guarantor or obligor to pay, perform and discharge fully all of the obligations or other Liabilities of such guarantor or obligor thereunder, and (ii) each of RemainCo and SpinCo agrees not to (and to cause the members of their respective Groups not to) renew or extend the term of, increase its obligations under, or Transfer to a third party, any guarantees or Credit Support Instruments, for which the Other Party is or may be liable, without the prior written consent of such Other Party (such consent not to be unreasonably withheld, delayed or conditioned), unless all obligations of such Other Party and the other members of such Party’s Group with respect thereto are thereupon terminated by documentation reasonably satisfactory in form and substance to such Party.

(d) Each Party shall, and shall cause the other members of their respective Groups to cooperate and (i) SpinCo shall, and shall cause the other members of its Group to, use commercially reasonable efforts to replace all Credit Support Instruments issued or procured by RemainCo or other members of the RemainCo Group, on behalf of or in favor of any member of the SpinCo Group or the SpinCo Business, including in respect of those Credit Support Instruments set forth on Schedule 2.10(d)(i) (the “SpinCo CSIs”), as promptly as practicable with Credit Support Instruments from SpinCo or a member of the SpinCo Group as of the Effective Time, but in any event on or prior to the Distribution Date, and (ii) RemainCo shall, and shall cause the other members of its Group to, use commercially reasonable efforts to replace all Credit Support Instruments issued or procured by SpinCo or other members of the SpinCo Group, on behalf of or in favor of any member of the RemainCo Group or the RemainCo Business, including in respect of those Credit Support Instruments set forth on Schedule 2.10(d)(ii) (the “RemainCo CSIs”), as promptly as practicable with Credit Support Instruments from RemainCo or a member of the RemainCo Group as of the Effective Time, but in any event on or prior to the Distribution Date; provided that, in each case, failure to effect the foregoing on or prior to the Distribution Date shall not relieve any Party (or the other members of its applicable Group) of any obligation under this Section 2.10(d), and such Party shall, and shall cause the other members of its Group to, continue to take the actions contemplated by this Section 2.10(d):

(i) With respect to any SpinCo CSIs that remain outstanding after the Effective Time, (x) SpinCo shall, and shall cause the members of the SpinCo Group to, jointly and severally, indemnify and hold harmless the RemainCo Indemnitees for any Liabilities arising from or relating to such SpinCo CSIs, including any fees in connection with the issuance and maintenance thereof and any funds drawn by (or for the benefit of), or disbursements made to, the beneficiaries of such SpinCo CSIs in accordance with the terms thereof, and (y) without the prior written consent of RemainCo, SpinCo shall not, and shall not permit any member of the SpinCo Group to, enter into, renew or extend the term of, increase its obligations under, or transfer to a third party, any loan, lease, Contract or other obligation in connection with which RemainCo or any member of the RemainCo Group, respectively, has issued any Credit Support Instruments which remain outstanding. None of RemainCo or the members of the RemainCo Group will have any obligation to renew any Credit Support Instruments issued or procured on behalf of or in favor of any member of the SpinCo Group or the SpinCo Business after the expiration of such SpinCo CSI.

(ii) With respect to any RemainCo CSIs that remain outstanding after the Effective Time, (x) RemainCo shall, and shall cause the members of the RemainCo Group to, jointly and severally, indemnify and hold harmless the SpinCo Indemnitees for any Liabilities arising from or relating to such RemainCo CSIs, including any fees in connection with the issuance and maintenance thereof and any funds drawn by (or for the benefit of), or disbursements made to, the beneficiaries of such RemainCo CSIs in accordance with the terms thereof, and (y) without the prior written consent of SpinCo, RemainCo shall not, and shall not permit any member of the RemainCo Group to, enter into, renew or extend the term of, increase its obligations under, or transfer to a third party, any loan, lease, Contract or other obligation in connection with which SpinCo or any member of the SpinCo Group, respectively, has issued any Credit Support Instruments which remain outstanding. None of SpinCo or the members of the SpinCo Group will have any obligation to renew any Credit Support Instruments issued or procured on behalf of or in favor of any member of the RemainCo Group or the RemainCo Business after the expiration of such RemainCo CSI.

Section 2.11 Bank Accounts; Cash Balances.

(a) Each of RemainCo and SpinCo shall, and shall cause the respective members of their Group to, use their commercially reasonable efforts to take all actions necessary to amend all Contracts governing each bank and brokerage account owned by SpinCo and any other member of the SpinCo Group (collectively, the “SpinCo Accounts”), so that from and after the Effective Time such SpinCo Accounts, if currently linked (whether by automatic withdrawal, automatic deposit or any other authorization to transfer funds from or to, hereinafter “linked”) to any bank or brokerage account owned by RemainCo or any member of the RemainCo Group (collectively, the “RemainCo Accounts”) are de-linked from such SpinCo Accounts.

(b) Each of RemainCo and SpinCo shall, and shall cause the respective members of their Group to, use their commercially reasonable efforts to take all actions necessary to amend all Contracts governing the RemainCo Accounts so that from and after the Effective Time, such RemainCo Accounts, if currently linked to any SpinCo Account, are de-linked from such SpinCo Accounts.

(c) With respect to any outstanding checks issued by RemainCo, SpinCo or any of the respective members of their Group prior to the Effective Time, such outstanding checks shall be honored from and after the Effective Time by the Person or Group owning the account on which the check is drawn, without modifying in any way the allocation of Liability (and rights to reimbursement) for such amounts under this Agreement or any Ancillary Agreement.

Section 2.12 Disclaimer of Representations and Warranties. EACH OF REMAINCO (ON BEHALF OF ITSELF AND EACH MEMBER OF THE REMAINCO GROUP) AND SPINCO (ON BEHALF OF ITSELF AND EACH MEMBER OF THE SPINCO GROUP) UNDERSTANDS AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN ANY ANCILLARY AGREEMENT, NO PARTY TO THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT CONTEMPLATED BY THIS AGREEMENT, ANY ANCILLARY AGREEMENTS OR OTHERWISE, IS REPRESENTING OR WARRANTING IN ANY WAY AS TO THE ASSETS, BUSINESSES, INFORMATION OR LIABILITIES CONTRIBUTED, TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, AS TO ANY CONSENTS REQUIRED IN CONNECTION HEREWITH OR THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS OF, AS TO NONINFRINGEMENT, VALIDITY OR ENFORCEABILITY OR ANY OTHER MATTER CONCERNING, ANY ASSETS OF SUCH PARTY, OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY ACTION OR OTHER ASSET, INCLUDING ACCOUNTS RECEIVABLE, OF ANY PARTY, OR AS TO THE LEGAL SUFFICIENCY OF ANY CONTRIBUTION, ASSIGNMENT, DOCUMENT, CERTIFICATE OR INSTRUMENT DELIVERED HEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF. EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN OR THEREIN, ALL SUCH ASSETS ARE BEING TRANSFERRED ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS (AND, IN THE CASE OF ANY REAL PROPERTY, WITHOUT LIABILITIES OR WARRANTIES EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT) AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (I) ANY CONVEYANCE SHALL PROVE TO BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD TITLE, FREE AND CLEAR OF ANY SECURITY INTEREST OR OTHER MATTER WHETHER OR NOT OF RECORD AND (II) ANY NECESSARY CONSENTS ARE NOT OBTAINED OR THAT ANY REQUIREMENTS OF LAWS OR JUDGMENTS ARE NOT COMPLIED WITH.

ARTICLE III

CERTAIN ACTIONS AT OR PRIOR TO THE DISTRIBUTION

Section 3.1 Certificate of Incorporation; Bylaws. At or prior to the Effective Time, all necessary actions shall be taken to adopt the form of Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws filed by SpinCo with the Commission as exhibits to the SpinCo Form 10, subject to any changes thereto determined to be made by RemainCo prior to the Effective Time in its sole discretion.

Section 3.2 Directors. At or prior to the Effective Time, RemainCo shall take all necessary action to cause the Board of Directors of SpinCo to consist of the individuals identified in the SpinCo Information Statement as directors of SpinCo.

Section 3.3 Officers. At or prior to the Effective Time, RemainCo shall take all necessary action to cause the individuals identified as such in the SpinCo Information Statement to be officers of SpinCo as of the Distribution Date.

Section 3.4 Resignations. At or prior to the Distribution, each of RemainCo and SpinCo shall cause all of its employees and all employees of its respective Subsidiaries to resign, effective as of the Distribution, from all positions as officers or directors of any member of the Other Party’s Group (and any other Person where such position is as a designee or representative of any member of the Other Party’s Group) in which they serve; provided that this Section 3.4 shall not apply to any officers or directors of RemainCo and SpinCo, or their respective Subsidiaries, that are identified in the SpinCo Information Statement to be officers and/or directors of both RemainCo and SpinCo or their respective Subsidiaries.

Section 3.5 Ancillary Agreements. At or prior to the Effective Time, each of RemainCo and SpinCo shall enter into, or, where applicable, shall cause a member or members of their respective Group to enter into, the Ancillary Agreements and any other Contracts in respect of the Distribution reasonably necessary or appropriate in connection with the transactions contemplated hereby and thereby.

ARTICLE IV

THE DISTRIBUTION

Section 4.1 Stock Dividends to RemainCo.

(a) In connection with the Distribution, (i) on or prior to the Distribution Date, SpinCo shall issue to RemainCo, as a stock dividend, such number of shares of SpinCo Common Stock (or RemainCo and SpinCo shall take or cause to be taken such other appropriate actions to ensure that RemainCo has the requisite number of shares of SpinCo Common Stock) as will be required so that the total number of shares of SpinCo Common Stock held by RemainCo immediately prior to the Distribution is equal to the total number of shares of SpinCo Common Stock distributable in the Distribution plus the Retained Stock, and (ii) on the Distribution Date, subject to the conditions and other terms set forth in this Article IV, RemainCo shall cause the Agent to distribute all of the then issued and outstanding shares of SpinCo Common Stock (other than the Retained Stock) to holders of RemainCo Ordinary Shares whose names appear on the Branch Register of Members maintained in the United States of America as of the close of business on the Record Date, in full satisfaction of such holders’ entitlement to payment of the proceeds of the Capital Reduction (together, where applicable, with any cash in lieu of fractional shares pursuant to Section 4.3), and to credit the appropriate class and number of such shares of SpinCo Common Stock to book entry accounts for each such holder or designated transferee or transferees of such holder of SpinCo Common Stock. For shareholders of RemainCo who own RemainCo Ordinary Shares through a broker or other nominee, their shares of SpinCo Common Stock will be credited to their respective accounts by such broker or nominee. For every [•] of RemainCo Ordinary Shares held as of the close of business on the Record Date (or such holder’s designated transferee or transferees), each Flex shareholder will be entitled to receive [•] shares of SpinCo Common Stock. No action by any such shareholder (or such shareholder’s designated transferee or transferees) shall be necessary for such shareholder (or such shareholder’s designated transferee or transferees) to receive the applicable number of shares of (and, if applicable, cash in lieu of any fractional shares) SpinCo Common Stock such shareholder is entitled to in the Distribution.

Section 4.2 Subsequent Distributions.

(a) RemainCo (i) shall be entitled to retain the Retained Stock until the time of a Subsequent Distribution, and (ii) intends to dispose of the Retained Stock pursuant to one or more Subsequent Distributions within twenty-four (24) months of the Distribution Date. RemainCo shall, in its sole and absolute discretion, determine whether to effectuate a Subsequent Distribution through one or more Clean-Up Distributions, Debt Exchanges or combination thereof.

(b) Except as otherwise set forth in the Registration Rights Agreement and subject to the Registration Rights Agreement, SpinCo shall cooperate with RemainCo in all respects to accomplish any Subsequent Distribution and shall, at RemainCo’s direction, promptly take any and all reasonable actions necessary or desirable to effect any Subsequent Distribution, including the registration under the Securities Act of 1933 of the offering of the Retained Stock on an appropriate registration form or forms to be designated by RemainCo and the filing of any necessary documents pursuant to the Exchange Act of 1934 and the prompt provision of such financial and other information that may be requested by RemainCo pursuant to Article VII of this Agreement. In the event of a conflict between this Section 4.2(b) and the Registration Rights Agreement , the Registration Rights Agreement shall control.

(c) RemainCo shall manage the negotiations in connection with any Subsequent Distribution and shall select any investment bank(s), manager(s), underwriter(s) or dealer-manager(s) in connection with any Subsequent Distribution, as well as any financial printer, solicitation and/or exchange agent and financial, legal, accounting, tax and other advisors and service providers in connection with any Subsequent Distribution, each subject to SpinCo’s consent (such consent not to be unreasonably withheld, delayed or conditioned). SpinCo and RemainCo, as the case may be, shall provide to the exchange or distribution agent all share certificates (to the extent certificated) or book-entry authorizations (to the extent not certificated) and SpinCo shall provide to RemainCo and the exchange or distribution agent (as directed by RemainCo) any information required in order to complete any Subsequent Distribution.

Section 4.3 Warrant, Warrant Amendment and Spinco Warrant. In connection with and concurrent with the Distribution, SpinCo shall issue the SpinCo Warrant to Warrant Assignee. SpinCo shall cooperate with RemainCo in all respects with respect to the issuance of the SpinCo Warrant, the issuance of SpinCo stock as required under the Warrant, and to otherwise permit RemainCo to comply with its obligations under the Warrant, promptly take any and all reasonable actions necessary or desirable to effect any of the foregoing, including the prompt provision of such financial and other information that may be requested by RemainCo pursuant to Article VII of this Agreement.

Section 4.4 Fractional Shares. RemainCo shareholders holding a number of shares of RemainCo Ordinary Shares as of the close of business on the Record Date which would entitle such shareholders to receive less than one whole share of SpinCo Common Stock in the Distribution, will receive cash in lieu of fractional shares. Fractional shares of SpinCo Common Stock will not be distributed in the Distribution nor credited to book-entry accounts. The Agent shall, as soon as practicable after the Distribution Date, (a) determine the number of whole shares and fractional shares of SpinCo Common Stock allocable to each holder of record or beneficial owner of RemainCo Ordinary Shares as of the close of business on the Record Date, (b) aggregate all such fractional shares into whole shares and sell the whole shares obtained thereby in open market transactions, in each case, at then prevailing trading prices on behalf of holders who would otherwise be entitled to fractional share interests, and (c) distribute to each such holder, or for the benefit of each such beneficial owner, such holder or owner’s ratable share of the net proceeds of such sale, based upon the average gross selling price per share of SpinCo

Common Stock after making appropriate deductions for any amount required to be withheld for U.S. federal income tax purposes, for applicable transfer taxes and for the costs and expenses of such sale and distribution, including brokers fees and commissions. None of RemainCo, SpinCo or the Agent will guarantee any minimum sale price for the fractional shares of SpinCo Common Stock. None of RemainCo or SpinCo will pay any interest on the proceeds from the sale of fractional shares. The Agent acting on behalf of the applicable Party will have the sole discretion to select the broker-dealers through which to sell the aggregated fractional shares and to determine when, how and at what price to sell such shares. Neither the Agent nor the broker-dealers through which the aggregated fractional shares are sold shall be Affiliates of RemainCo or SpinCo.

Section 4.5 Sole Discretion of RemainCo. RemainCo shall, in its sole and absolute discretion, determine the Distribution Date and all other terms of the Distribution, including the form, structure and terms of any transactions or offerings to effect each Distribution and the timing of and conditions to the consummation thereof. In addition, RemainCo may, in accordance with Section 11.11, at any time and from time to time until the completion of each Distribution (or, in the case of any decision to abandon a Distribution, until the making of the S78I Lodgement) decide to abandon any or all of the Distribution or modify or change the terms of each Distribution, including by accelerating or delaying the timing of the consummation of all or part of any Distribution. Without limiting the foregoing and notwithstanding anything to the contrary in this Agreement, RemainCo shall have the right not to complete any Distribution if, at any time prior to the S78I Lodgement, the Board shall have determined, in its sole discretion, that any Distribution is not in the best interests of RemainCo, that a sale or other alternative is in the best interests of RemainCo or that it is not advisable at that time for the SpinCo Business to separate from RemainCo. Notwithstanding anything to the contrary in this Section 4.5, following the passing of the special resolution approving the Capital Reduction, RemainCo shall not exercise its rights under this Section 4.5. in a manner inconsistent with such special resolution or any Court order approving the Capital Reduction.

Section 4.6 Conditions to Distribution. Subject to Section 4.6, the obligation of RemainCo to consummate the Distribution is subject to the prior or simultaneous satisfaction, or, to the extent permitted by applicable Law, waiver by RemainCo in its sole and absolute discretion, of the following conditions. None of SpinCo or any other member of the SpinCo Group with respect to the Distribution or any third party shall have any right or claim to require the consummation of the Distribution, which shall be effected at the sole discretion of the Board. Any determination made by RemainCo prior to the Distribution concerning the satisfaction or waiver of any or all of the conditions set forth in this Section 4.6 shall be conclusive and binding on the Parties. The conditions are for the sole benefit of RemainCo and shall not give rise to or create any duty on the part of RemainCo or the Board to waive or not waive any such condition. Each Party will use its commercially reasonable efforts to keep the Other Party apprised of its efforts with respect to, and the status of, each of the following conditions:

(a) the Commission shall have declared effective the SpinCo Form 10, of which the SpinCo Information Statement forms a part, and no stop order relating to the registration statement will be in effect, no proceedings seeking such stop order shall be pending before or threatened by the Commission, and the SpinCo Information Statement (or a Notice of Internet Availability of the SpinCo Information Statement) shall have been distributed to holders of RemainCo Ordinary Shares whose names appear on the Branch Register of Members maintained in the United States of America;

(b) the holders of a simple majority of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Bonus Issuance;

(c) the holders of at least three-fourths of the Flex ordinary shares present and voting at the extraordinary general meeting must affirmatively vote in favor of the Capital Reduction and Distribution;

(d) the High Court Approval for the Capital Reduction and the Distribution is obtained;

(e) Flex shall have issued the Bonus Shares and immediately cancelled the Bonus Shares issued in the Bonus Issuance;

(f) RemainCo having lodged with ACRA a copy of the Court order approving the Capital Reduction and the Distribution and a notice containing the reduction information within 90 days beginning with the date the order was made, or within such longer period as ACRA may, on the application of RemainCo, allow (“S78I Lodgement”), and ACRA having recorded such information lodged in the appropriate register;

(g) the SpinCo Common Stock to be delivered in the Distribution shall have been approved for listing on the Nasdaq, subject to official notice of issuance;

(h) RemainCo shall have received a written opinion from its tax counsel, Skadden, Arps, Slate, Meagher & Flom LLP, in form and substance satisfactory to RemainCo (in its sole discretion), substantially to the effect that, among other things, for U.S. federal income tax purposes, (i) the Distribution, together with the Contribution, will qualify as a reorganization within the meaning of Section 355, Section 361 and Section 368(a)(1)(D) of the Code; and (ii) holders of RemainCo Ordinary Shares that are United States persons (as defined in Section 7701(a)(30) of the Code) should not be required to recognize gain pursuant to the Distribution by reason of the application of Treasury Regulations Section 1.367(b)-3 promulgated under Section 367(b) of the Code;

(i) RemainCo shall have received an opinion from a nationally recognized independent appraisal firm set forth on Schedule 4.6(i) or another independent appraisal firm as determined by the Board, in form and substance satisfactory to RemainCo, confirming that after giving effect to the Distribution, RemainCo, on the one hand, and SpinCo, on the other hand, will be solvent and adequately capitalized;

(j) all actions and filings necessary or appropriate under applicable securities laws or “blue sky” laws and the rules and regulations thereunder shall have been taken;

(k) no preliminary or permanent injunction or other order, decree, or ruling issued by any Governmental Entity of competent jurisdiction, and no statute, rule, regulation, or executive order promulgated or enacted by any Governmental Entity of competent jurisdiction shall be in effect preventing the consummation of, or materially limiting the benefits of, the transactions contemplated by the Agreement;

(l) the Internal Reorganization shall have been effected prior to the Distribution in all material respects, except for such steps (if any) as RemainCo, in its sole discretion, shall have determined need not be completed or may be completed after the Effective Time;

(m) the Board shall have declared the Distribution and approved all related transactions, which approval may be given or withheld at its absolute and sole discretion (and such declaration or approval shall not have been withdrawn);

(n) any required governmental approvals or consents under any material contracts necessary to consummate the Distribution and the transactions contemplated by the Agreement and the Ancillary Agreements shall have been obtained and be in full force and effect;

(o) RemainCo, as SpinCo’s sole stockholder immediately prior to the Distribution, shall have elected the board of directors of SpinCo, as described in the SpinCo Information Statement, effective immediately upon the Distribution;

(p) the directors of RemainCo set forth on Schedule 4.6(p) shall have resigned from the Board effective upon the Distribution;

(q) SpinCo shall have, and shall have caused its applicable Subsidiaries to have, entered into all Ancillary Agreements to which it or such Subsidiary is contemplated to be a party, and (ii) RemainCo shall have, and shall have caused its applicable Subsidiaries to have, entered into all Ancillary Agreements to which it or such Subsidiary is contemplated to be a party;

(r) Prior to or substantially concurrently with the consummation of the Distribution, the financing for the SpinCo Financing Arrangements shall be available on terms acceptable to RemainCo and SpinCo shall have completed the SpinCo Financing Arrangements and received the proceeds in respect thereof and SpinCo shall have completed the SpinCo Cash Distribution; and

(s) no event or development shall have occurred or failed to occur that, in the judgment of the Board, in its sole discretion, prevents the consummation of, or makes it inadvisable to effect the Separation, the Distribution, or the other related transactions.

Section 4.7 Effectiveness of Distribution. Unless otherwise determined by RemainCo prior to the Distribution, the Distribution shall be deemed to occur at 12:01 a.m., New York City Time, on the Distribution Date.

ARTICLE V

CERTAIN COVENANTS

Section 5.1 Auditors and Audits; Annual and Quarterly Financial Statements and Accounting. Each Party agrees (on behalf of itself and each other member of its Group) that, following the Distribution until the completion of each Party’s audit for any fiscal year ending in the same calendar year as the Distribution Date, and in any event solely with respect to (x) any statutory audit with respect to any fiscal year ending prior to the Distribution or for any portion of a fiscal year prior to the Distribution, in each case, in respect of which the Party requesting such reasonable assistance and access was an Affiliate (or relevant member of its Group) of the Other Party’s Group, (y) the preparation and audit of each of the Party’s financial statements for the year ended December 31 of the calendar year in which the Distribution occurs (and, if the Distribution occurs in the first quarter of any Party’s fiscal year, also for the previous fiscal year) or amendments thereto, or the printing, filing and public dissemination thereof, and (z) the audit of each Party’s internal controls over financial reporting and management’s assessment thereof and management’s assessment of each Party’s disclosure controls and procedures in respect of the year ended December 31 of the calendar year in which the Distribution occurs (and, if the Distribution occurs in the first quarter of a fiscal year of any Party, also for the previous fiscal year); provided, that in the event that any Party changes its auditors within one (1) year of the completion of each Party’s audit for the first full fiscal year occurring after the Distribution Date, then such Party may request reasonable access on the terms set forth in this Section 5.1 for a period of up to one hundred and eighty (180) days from such change; provided, further, that, notwithstanding the foregoing, access of the type described in this Section 5.1 shall be afforded by and to each of the Parties (from time to time following the Distribution), as applicable, to the extent reasonably necessary to respond (and for the limited purpose of responding) to any written request or official comment from a Governmental Entity, such as in connection with responding to a comment letter from the Commission, or as reasonably necessary to meet a filing, reporting or similar obligation required under applicable Law (including under Public Reports):

(a) Timetable for Completion of Audit. Each Party shall use commercially reasonable efforts to enable their respective auditors to complete such Party’s audit for the fiscal year ending in the same calendar year as the Distribution Date on a timetable that enables the Other Party to meet its timetable for the preparation, printing, filing and public dissemination of such Party’s annual financial statements for such fiscal year or Form 10-K or Form 10-K/T filing, as applicable;

(b) Annual Financial Statements. (i) each Party shall provide or provide access to the Other Party on a timely basis all Information reasonably required to meet such Other Party’s schedule for the preparation, printing, filing, and public dissemination of such Other Party’s annual financial statements for the fiscal year ending in the same calendar year as the Distribution Date (and, if the Distribution occurs in the first quarter of a fiscal year, also for the previous fiscal year) and for management’s assessment of the effectiveness of such Party’s disclosure controls and procedures and its internal controls over financial reporting in accordance with

Items 307 and 308, respectively, of Regulation S-K and, to the extent applicable to such Party, its auditor’s audit of its internal controls over financial reporting and management’s assessment thereof in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the Commission’s and Public Company Accounting Oversight Board’s rules and auditing standards thereunder, if required (such assessments and audit being referred to as the “Internal Control Audit and Management Assessments”) for the immediately preceding fiscal year of the calendar year in which the Distribution occurs (and, if the Distribution occurs in the first quarter of a fiscal year, also for the previous fiscal year), and (ii) without limiting the generality of the foregoing clause (i), each Party shall provide all required financial and other Information with respect to itself and its Subsidiaries to its auditors in a sufficient and reasonable time and in sufficient detail to permit its auditors to take all steps and perform all reviews necessary to provide sufficient assistance to the Other Party’s auditors (each such Other Party’s auditors, collectively, the “Other Party’s Auditors”) with respect to Information to be included or contained in such Other Party’s annual financial statements for the immediately preceding fiscal year of the calendar year in which the Distribution occurs (or, if the Distribution occurs in the first quarter of a fiscal year, the previous fiscal year) and to permit the Other Party’s Auditors and management to complete the Internal Control Audit and Management Assessments, if required;

(c) Access to Personnel and Records. subject to the confidentiality provisions of this Agreement (including those set forth in Article VII) and to the extent it relates to the time prior to the Distribution, (i) each Party shall authorize and request its respective auditors to make reasonably available to the Other Party’s Auditors both the personnel who performed or are performing the annual audits of such audited Party (each such Party with respect to its own audit, the “Audited Party”) and work papers related to the annual audits of such Audited Party, in all cases within a reasonable time prior to such Audited Party’s auditors’ opinion date, so that the Other Party’s Auditors are able to perform the procedures they reasonably consider necessary to take responsibility for the work of the Audited Party’s auditors as it relates to their auditors’ report on such Other Party’s financial statements, all within sufficient time to enable such Other Party to meet its timetable for the printing, filing and public dissemination of its annual financial statements with the Commission for the fiscal year ending in the calendar year in which the Distribution occurs (or, if the Distribution occurs in the first quarter of a fiscal year, the previous fiscal year), and (ii) each Party shall use commercially reasonable efforts to make reasonably available to the Other Party’s Auditors and management its personnel and Records in a reasonable time prior to the Other Party’s Auditors’ opinion date and Other Party’s management’s assessment date so that the Other Party’s Auditors and Other Party’s management are able to perform the procedures they reasonably consider necessary to conduct the Internal Control Audit and Management Assessments; provided, however, that for matters pertaining to the provision of Tax Records, the Tax Matters Agreement shall govern;

(d) Current, Quarterly and Annual Reports. (i) at least three (3) Business Days prior to the earlier of public dissemination or filing with the Commission, each Party shall deliver to the Other Party a reasonably complete draft of any earnings news release or any filing with the Commission containing financial statements for the related year in which the Distribution occurs (or, if the Distribution occurs in the first quarter of a fiscal year, the previous fiscal year) and the calendar year preceding such year, including current reports on Form 8-K, quarterly reports on 10-Q and annual reports on Form 10-K or any other annual report purporting to fulfill the requirements of 17 CFR 240-14c-3 (such reports, collectively, the “Public Reports”); provided, however, that each Party may continue to revise its respective Public Report prior to the filing thereof, which changes will be delivered to the Other Party as soon as reasonably practicable; provided, further, that each Party’s personnel will actively and reasonably consult with the Other Party’s personnel regarding any proposed changes to its respective Public Report and related disclosures prior to the anticipated filing with the Commission, with particular focus on any changes which would reasonably be expected to have an effect upon the Other Party’s financial statements or related disclosures, (ii) each Party shall notify the Other Party, as soon as reasonably practicable after becoming aware thereof, of any material accounting differences between the financial statements to be included in such Party’s annual report on Form 10-K and the pro-forma financial statements included, as applicable, in the SpinCo Form 10 or the Form 8-K to be filed by RemainCo with the Commission on or about the time of each Distribution, and (iii) if any such differences are notified by any Party, the Parties shall confer or meet as soon as reasonably practicable thereafter, and in any event prior to the filing of any Public Report, to consult with each other in respect of such differences and the effects thereof on the Parties’ applicable Public Reports; and

(e) Compensation Programs. To the extent (i) SpinCo’s 2026 proxy statement or Form 10-K for the fiscal year ending in the same calendar year as the Distribution Date discusses compensation programs of RemainCo, it shall substantially conform such discussion to RemainCo’s proxy statement or Form 10-K for the applicable period; and (ii) RemainCo’s 2026 proxy statement or Form 10-K for the fiscal year ended March 31 of the calendar year in which the Distribution occurs discusses compensation programs of SpinCo, it shall substantially conform such discussion to SpinCo’s proxy statement or Form 10-K for the applicable period.

Nothing in this Section 5.1 shall require any Party to violate any Contract with any third party regarding the confidentiality of confidential and proprietary Information relating to that third party or its business; provided, however, that in the event that a Party is required under this Section 5.1 to disclose any such Information, such Party shall use commercially reasonable efforts to seek to obtain such third party’s written consent to the disclosure of such Information.

Section 5.2 Separation of Information.

(a) SpinCo shall, and shall cause the other members of the SpinCo Group to, use commercially reasonable efforts to deliver to RemainCo (or its designee) as promptly as practicable all Information that constitutes a RemainCo Asset but is commingled in any member of the SpinCo Group’s current records or archives (whether stored with a third party or directly by any member of the SpinCo Group); provided, that SpinCo may redact Information that is a SpinCo Asset to which a member of the RemainCo Group does not have a license pursuant to any Ancillary Agreement (to the extent such Information is not reasonably necessary to exercise a license pursuant to any Ancillary Agreement) or access thereto pursuant to any Designated Ancillary Agreement (or that is not otherwise related to the RemainCo Business); provided further, that with respect to any Information to which a member of the RemainCo Group has a license pursuant to any Ancillary Agreement (or such Information is reasonably necessary to exercise such license) or access thereto pursuant to any Designated Ancillary Agreement, such Information shall be delivered only to the extent of such license (or such reasonable need for related Information) or access thereto and otherwise subject to the terms of the applicable Ancillary Agreement or Designated Ancillary Agreement.

(b) If RemainCo identifies in writing particular Information (whether in written, electronic documentary or other archival documentary form) that RemainCo reasonably believes constitutes a RemainCo Asset (or to which a member of its Group has a license pursuant to an Ancillary Agreement (or such Information is reasonably necessary to exercise such license) or access thereto pursuant to a Designated Ancillary Agreement) or is otherwise related to the RemainCo Business but is held by or on behalf of any member of the SpinCo Group (or any transferee thereof), SpinCo shall, and shall cause any other applicable member of the SpinCo Group to, request that the archive holder deliver such item to SpinCo for review as soon as reasonably practicable, and SpinCo shall review such request and deliver the requested material to RemainCo as promptly as reasonably practicable and in any event within fifteen (15) Business Days of receiving the material from the archive holder; provided that if the requested material is not specific and requires a longer period of review in light of the breadth of the request, SpinCo shall deliver the material to RemainCo as promptly as reasonably practicable and shall notify RemainCo of the expected timeframe to allow RemainCo to narrow such request if desired; provided, further, that with respect to any Information to which a member of the RemainCo Group has a license pursuant to any Ancillary Agreement (or such Information is reasonably necessary to exercise such license) or access thereto pursuant to any Designated Ancillary Agreement, such Information shall be delivered only to the extent of such license (or such reasonable need for related Information) or access thereto and otherwise subject to the terms of the applicable Ancillary Agreement or Designated Ancillary Agreement; provided, further, that if such requested material does not constitute a RemainCo Asset (and a member of the RemainCo Group is not otherwise granted a license pursuant to an Ancillary Agreement (and such Information is not reasonably necessary to exercise such license) or access thereto pursuant to a Designated Ancillary

Agreement) or is not otherwise related to the RemainCo Business, SpinCo shall not deliver the material to RemainCo, but shall provide RemainCo with an explanation in reasonable detail of such determination and discuss with RemainCo in good faith.

(c) RemainCo shall, and shall cause the other members of the RemainCo Group to, use commercially reasonable efforts to deliver to SpinCo (or its designee) as promptly as practicable all Information that constitutes a SpinCo Asset but is commingled in any member of the RemainCo Group’s current records or archives (whether stored with a third party or directly by any member of the RemainCo Group); provided, that RemainCo may redact Information that is a RemainCo Asset to which a member of the SpinCo Group does not have a license pursuant to any Ancillary Agreement (to the extent such Information is not reasonably necessary to exercise a license pursuant to any Ancillary Agreement) or access thereto pursuant to any Designated Ancillary Agreement (or that is not otherwise related to the SpinCo Business); provided further, that with respect to any Information to which a member of the SpinCo Group, as applicable, has a license pursuant to any Ancillary Agreement (or such Information is reasonably necessary to exercise such license) or access thereto pursuant to any Designated Ancillary Agreement, such Information shall be delivered only to the extent of such license (or such reasonable need for related Information) or access thereto and otherwise subject to the terms of the applicable Ancillary Agreement or Designated Ancillary Agreement.

(d) If SpinCo identifies in writing particular Information (whether in written, electronic documentary or other archival documentary form) that SpinCo reasonably believes constitutes a SpinCo Asset (or to which a member of its Group has a license pursuant to an Ancillary Agreement (or such Information is reasonably necessary to exercise such license) or access thereto pursuant to a Designated Ancillary Agreement) or is otherwise related to the SpinCo Business but is held by or on behalf of any member of the RemainCo Group (or any transferee thereof), RemainCo shall, and shall cause any other applicable member of the RemainCo Group to, request that the archive holder deliver such item to RemainCo for review as soon as reasonably practicable, and RemainCo shall review such request and deliver the requested material to SpinCo as promptly as reasonably practicable and in any event within fifteen (15) Business Days of receiving the material from the archive holder; provided that if the requested material is not specific and requires a longer period of review in light of the breadth of the request, RemainCo shall deliver the material to SpinCo as promptly as reasonably practicable and shall notify SpinCo of the expected timeframe to allow SpinCo to narrow such request if desired; provided, further, that with respect to any Information to which a member of the SpinCo Group has a license pursuant to any Ancillary Agreement (or such Information is reasonably necessary to exercise such license) or access thereto pursuant to any Designated Ancillary Agreement, such Information shall be delivered only to the extent of such license (or such reasonable need for related Information) or access thereto and otherwise subject to the terms of the applicable Ancillary Agreement or Designated Ancillary Agreement; provided, further, that if such requested material does not constitute a SpinCo Asset (and a member of the SpinCo Group is not otherwise granted a license pursuant to an Ancillary Agreement (and such Information is not reasonably necessary to exercise such license) or access thereto pursuant to a Designated Ancillary Agreement) or is not otherwise related to the RemainCo Business, RemainCo shall not deliver the material to SpinCo, but shall provide SpinCo with an explanation in reasonable detail of such determination and discuss with SpinCo in good faith.

Section 5.3 Nonpublic Information. Each Party acknowledges on behalf of itself and the other members of its Group that Information provided under Section 5.1 may constitute material, nonpublic information, and trading in the securities of a member of either Group (or the securities of such Person’s Affiliates, or partners) while in possession of such nonpublic material information may constitute a violation of U.S. federal securities Laws.

Section 5.4 Cooperation. For a period of twelve (12) months following the Distribution Date and subject to the terms and limitations contained in this Agreement and the Ancillary Agreements, each Party shall, and shall cause the other members of its Group, their respective then-Affiliates, each of its and their respective Affiliates and its and their employees to (a) provide reasonable cooperation and assistance to the Other Party (and any member of such Party’s Group) in connection with the completion of the Internal Reorganization and the transactions contemplated herein and in each Ancillary Agreement (including assisting in the preparation of the Distribution), (b) reasonably assist each Party (or member of its respective Group) in the orderly and efficient transition in becoming an independent company, (c) reasonably assist the Other Party (or member of its respective Group) to the extent such Party (or member of such Party’s Group) is providing or has provided services, as applicable, pursuant to the Transition Services Agreement, in connection with requests for Information from, audits or other examinations of, such Other Party (or member of such Party’s Group) by a Governmental Entity, and (d) provide reasonable cooperation and assistance to the Other Party (and any member of its respective Group) in (i) seeking and obtaining all Consents of Governmental Entities under applicable Law with respect to the transactions contemplated by this Agreement and (ii) gathering, preparing and submitting any Information or documentary material that may be requested by any Governmental Entity in connection with obtaining such Consents, in each case (clauses (a) through (d)), at no additional cost to the Party (or member of such Party’s Group) requesting such assistance other than for the actual out-of-pocket costs (which shall not include the costs of salaries and benefits of employees of such Party (or its Group) or any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service with respect to the foregoing) incurred by any such Party (or its Group), if applicable. The cooperation and assistance provided for in this Section 5.4 shall not be required to the extent such cooperation and assistance would result in an undue burden on any Party (or any member of its Group) or would unreasonably interfere with any of its employees’ normal functions and duties. In furtherance of, and without limiting, the foregoing, each Party shall, and shall cause the other members of its Group (or their then-current Affiliates) to, make reasonably available those employees with particular knowledge of any function or service of which the Other Party was not allocated the employees involved in such function or service in connection with the Internal Reorganization (including employee benefits functions, risk management, etc.).

Section 5.5 Permits and Financial Assurance.

(a) Prior to the Distribution, the Permit Transferor shall be responsible for preparing and submitting, on a timely basis, all filings required to effect, as applicable (i) the Transfer to the applicable Permit Transferee of all permits, including Environmental Permits, that constitute Assets that are allocated to the Permit Transferee’s Group pursuant to this Agreement, and (ii) the issuance of all permits, including Environmental Permits, necessary for the conduct of the Business of the Permit Transferee’s Group as it is conducted as of the time of the Distribution after giving effect to the Ancillary Agreements. The Permit Transferee shall cooperate with the Permit Transferor with respect to the filing of such transfer or reissuance requests, including executing any necessary forms as required and providing Information in the Permit Transferee’s possession to the Permit Transferor that is necessary for any such transfer or reissuance request. Following the Distribution, notwithstanding Section 2.6, the Permit Transferor shall, and shall cause the other members of its Group to, use commercially reasonable efforts to (A) assist the Permit Transferee by providing any Information necessary to allow the Permit Transferee to apply to the applicable Governmental Entity for issuance of a new permit, including Environmental Permits, to the Permit Transferee, to the extent that such application was not submitted prior to the Distribution pursuant to this Section 5.5(a), (B) maintain each permit, including any Environmental Permit, that was not Transferred to the Permit Transferee prior to the Distribution (a “Non-Transferred Permit”), in full force and effect in all material respects in the ordinary course of business consistent with past practice (or, if greater, the level of effort agreed to maintain and administer its own permits, including any Environmental Permit) and taking into account the transactions contemplated by this Agreement, until such time as the permit has been transferred or reissued to the Permit Transferee; provided, that the Permit Transferor’s obligation hereunder is conditioned on the Permit Transferee undertaking prompt action to apply for and prosecute the reissuance or a transfer of said Non-Transferred Permit, (C) cooperate in any reasonable and lawful arrangement designed to provide to the Permit Transferee the benefits arising under each Non-Transferred Permit, including accepting such reasonable direction as the Permit Transferee shall request of the Permit Transferor, and (D) enforce at the Permit Transferee’s reasonable request, or allow the Permit Transferee to enforce in a commercially reasonable manner, any rights of the Permit Transferor under such Non-Transferred Permit (to the extent related to the Business of the Permit Transferee); provided that (x) the costs and expenses incurred by the Permit Transferor related to the foregoing clauses (A) and (B) shall be borne solely by RemainCo and (y) the costs and expenses incurred by the Permit Transferor related to the foregoing clauses (C) and (D) shall be borne solely by the Permit Transferee. Following the Distribution, the Permit Transferee shall be responsible for compliance by the Business of its Group with all of the terms and conditions of any permit, including any Environmental Permit, which is a Non-Transferred Permit. The Permit Transferee shall be responsible for all Liabilities related thereto and shall indemnify the Permit Transferor pursuant to Article VI for all Indemnifiable Losses to the extent relating to or arising in connection with or resulting from a Permit, including any Environmental Permit, which is a Non-Transferred Permit due to the Business of its Group, including fines or penalties arising from violations by its Group of any terms or conditions of the Non-Transferred Permit. The covenants and agreements set forth in this Section 5.5(a) of a Permit Transferor or Permit Transferee that (x) is a member of the RemainCo Group shall constitute RemainCo Liabilities, and (y) is a member of the SpinCo Group shall constitute SpinCo Liabilities. Notwithstanding Section 2.5 or Section 2.6, but in furtherance of the foregoing, in the case of any Permits (including Environmental Permits) which are related to both of the RemainCo Business and SpinCo Business (a “Shared Permit”), the holder of such Shared Permit shall be entitled to elect whether to (I) Transfer the applicable Shared Permit to a member of the Other Party’s Group (as designed by such Party) and procure for itself any new Permits or (II) procure the issuance for the Other Party of such new Permits, including Environmental Permits, related to the existing Shared Permits (to the extent necessary for the conduct of the Business of such Other Party’s Group as it is conducted as of the time of the Distribution after giving effect to the Ancillary Agreements); provided that, in each case, if there is any delay in the Transfer or procurement of such Permit, clauses (A) through (D) of this Section 5.5(a) shall continue to apply.

(b) Subject to Article VI, to the extent required by applicable Law and as soon as practicable after the Distribution, but in any event no later than the applicable period provided by applicable Law or, if no such date is set forth in applicable Law, then no later than thirty (30) days after the Distribution, each of SpinCo and RemainCo, as the case may be, shall, or shall cause another member of its Group to, (i) take such action as may be required to obtain, replace or amend financial assurance with respect to Environmental Liabilities that constitute SpinCo Liabilities or RemainCo Liabilities and (ii) submit to the appropriate regulatory agencies documentation satisfactory to such agencies that it has taken such action required under clause (i). A schedule of the known financial assurance related to SpinCo Environmental Liabilities for which action is required under this Section 5.5(b) is set forth on Schedule 5.5, which schedule may be amended after the Distribution should either Party become aware that SpinCo or RemainCo is required, as a result of the transactions contemplated by this Agreement, to obtain, replace or amend any financial assurance. Subject to Article VI, to the extent that the Environmental Liability underlying such financial assurance is a SpinCo Liability or RemainCo Liability, SpinCo or RemainCo, respectively, shall remain liable for the costs and expenses associated with such financial assurance, even in circumstances where an Indemnitee is required as a matter of applicable Law to obtain such financial assurance.

Section 5.6 Real Property Access and Shared Site Obligations. From and after the Distribution:

(a) with respect to any real property that is subject to an Intergroup Lease or other occupancy arrangement contemplated by this Agreement or any Ancillary Agreement at which both the SpinCo Group and the RemainCo Group maintain operations (each, a “Shared Site”), except to the extent expressly provided otherwise in the applicable Intergroup Lease or other occupancy arrangement pertaining to such Shared Site, each Party shall, and shall cause the other members of its Group to, (A) comply with all rules, regulations and operating protocols established by the owner or prime tenant of such Shared Site (or, if the applicable Intergroup Lease so provides, the Managing Party designated therein) with respect to common areas, shared building systems, parking, security, loading docks and other shared infrastructure, (B) maintain its designated portion of such Shared Site in good condition and repair, ordinary wear and tear excepted, and in compliance with all applicable Laws, (C) not make any material alterations, improvements or changes to the structural elements or shared building systems of such Shared Site without the prior written consent of the owner or prime tenant thereof (such consent not to be unreasonably withheld, conditioned or delayed), and (D) maintain in effect at all times during the term of such Party’s occupancy commercial general liability insurance, property insurance and such other insurance coverages in such amounts and with such deductibles as are customary for properties of similar type and use in the applicable jurisdiction, naming the Other Party (or the applicable member of its Group that is the owner or prime tenant) as an additional insured to the extent applicable for such coverage; and

(b) each Party shall provide the Other Party (and the applicable members of such Other Party’s Group) with reasonable access to any real property owned or leased by such Party or a member of its Group (including any Shared Site) to the extent reasonably necessary for the Other Party to (A) perform any Response Action or other environmental remediation obligation allocated to such Other Party pursuant to this Agreement, (B) conduct any environmental assessment, investigation or monitoring required by applicable Law or a Governmental Entity, (C) perform its obligations under any Intergroup Lease, Ancillary Agreement or the Services Agreement (in each case, to the extent the applicable agreement does not otherwise provide for such access), or (D) comply with any post-closing obligation under this Agreement or any Ancillary Agreement; provided that (x) any such access shall be at the requesting Party’s sole cost and expense, (y) the requesting Party shall provide reasonable advance notice (and, except in the case of an emergency, not less than five (5) Business Days’ advance written notice) and shall comply with all reasonable security, safety and operational requirements of the property owner or lessee, and (z) the requesting Party shall indemnify the property owner or lessee Party (and the other members of its Group) for any Indemnifiable Losses resulting from any damage to such real property or injury to any Person caused by the requesting Party or its agents, contractors or representatives while exercising such access rights (except to the extent caused by the gross negligence or willful misconduct of the property owner or lessee Party).

Section 5.7 Transitional Trademark License.

(a) Effective as of the Effective Time, each Party (in such capacity, a “Licensor”) hereby grants (and shall cause the other members of its Group to grant) to the Other Party (with respect to such Licensor, the “Licensee”) a limited, non-exclusive, non-transferable, sublicensable (but solely to (i) members of the Licensee’s Group and (ii) third parties for the benefit of the Licensee in a manner consistent with the sublicensing practice in connection with the Licensee’s Business as of immediately prior to, or at any time during the twelve (12) month period prior to, the Distribution Date, but not for the independent use of such third parties), royalty-free and fully paid-up license under such Licensor’s Transitional Marks solely for use in connection with or by the Business in the ordinary course consistent with the conduct of the Licensee’s Business as of immediately prior to, or at any time during the twelve (12) month period prior to, the Distribution Date. As used in this Section 5.7, (i) “Transitional Marks” means, with respect to RemainCo as Licensor, the RemainCo Transitional Marks, and with respect to SpinCo as Licensor, the SpinCo Transitional Marks, and (ii) “Transitional License Period” means the period beginning at the Effective Time and ending on the earlier of (i) the date that is twenty-four (24) months after the Distribution Date (or, solely to the extent continued use of any Transitional Mark is required by applicable Law, such longer period as is necessary to comply with such applicable Law; provided that in no event shall the license extend beyond the date that is thirty-six (36) months after the Distribution Date) and (ii) the date on which the Licensee and the members of its Group cease all use of the Licensor’s Transitional Marks.

(b) Each Licensee shall, and shall cause the members of its Group to, use reasonable best efforts to cease all use of the applicable Licensor’s Transitional Marks as soon as reasonably practicable and in any event prior to the expiration of the Transitional License Period, including without limitation by (i) filing all documentation necessary to remove any reference to the Licensor’s Transitional Marks from the corporate names, trade names and fictitious names of the members of the Licensee’s Group within ninety (90) days after the Distribution Date (or such longer period as may be agreed to by RemainCo and SpinCo in writing, provided that the Licensee has made good faith efforts to make such filings but reasonably requires such additional time to complete the same) and (ii) ceasing or modifying all digital or online uses of such Transitional Marks, including by renaming (or deleting if they cannot be renamed) all domain names, email addresses, social media accounts, handles and addresses and similar digital identifiers containing such Transitional Marks, such that they no longer contain, and are not confusingly similar to or derivative or dilutive of, any of the Licensor’s Transitional Marks, within six (6) months after the Distribution Date.

(c) Any use by a Licensee, the members of its Group, or their respective sublicensees of any of the Licensor’s Transitional Marks pursuant to this Section 5.7 is subject to their use of such Transitional Marks in a form and manner, and with standards of quality, of that in effect for such Transitional Marks as of immediately prior to, or at any time during the twelve (12) month period prior to the Distribution Date, and otherwise in compliance with the Licensor’s written guidelines that are generally applicable to the form and manner in which such Transitional Marks are presented (as provided by the Licensor to the Licensee in writing from time to time) and applicable Law. The Licensee shall not, and shall cause the members of its Group not to, use the Licensor’s Transitional Marks in any manner that is reasonably likely to reflect negatively on such Transitional Marks or any other Trademarks of the Licensor. All goodwill arising from the use of a Licensor’s Transitional Marks by the applicable Licensee and its Group shall inure solely to the benefit of such Licensor.

(d) Except for the limited license expressly granted in this Section 5.7, no right, title or interest in or to a Licensor’s Transitional Marks is granted to the applicable Licensee or any member of its Group hereunder, and all rights not expressly granted are reserved to such Licensor. Each Licensee, on behalf of itself and the members of its Group, acknowledges the applicable Licensor’s exclusive ownership of such Licensor’s Transitional Marks and agrees not to (and not to assist any third party to) challenge the validity of, or such Licensor’s ownership of, such Transitional Marks, or to register or use any Trademark confusingly similar thereto or derivative or dilutive thereof.

(e) A Licensor may terminate the rights and licenses granted by it under this Section 5.7, immediately upon written notice to the Licensee, if such Licensee or any member of its Group fails to comply with the foregoing terms and conditions and fails to cure such non-compliance within thirty (30) days following written notice thereof.

Section 5.8 Jointly-Owned Software. The Software identified on Part I of Schedule 5.8 (including all Intellectual Property rights therein, the “Jointly-Owned Software”) shall be deemed jointly owned by the Parties, with each Party owning an equal and undivided interest in such Jointly-Owned Software. Subject to the terms and conditions set forth in Part II of Schedule 5.8, each Party shall be entitled to freely use the Jointly-Owned Software without accounting to the Other Party, and any improvements, updates or modifications made to the Jointly-Owned Software after the Effective Time shall be owned by the Party making such improvements, updates or modifications.

Section 5.9 Non-Competition; Non-Solicitation.

(a) RemainCo Restricted Business. From the Effective Time through the third (3rd) anniversary of the Distribution Date (the “Restricted Period”), SpinCo will not, and will cause its Subsidiaries not to, engage in, or own, operate, control, share any revenues of or have any profit or other equity interest in any business engaged in the provision of the RemainCo Restricted Business in any country in which the RemainCo Restricted Business operated immediately prior to the Effective Time. “RemainCo Restricted Business” means contract manufacturing services generally, but shall exclude (i) integration of modular power equipment and associated enclosures and (ii) contract manufacturing services in the Cloud & Compute business. For the avoidance of doubt the RemainCo Restricted Business includes contract manufacturing services for the Power, Cooling, and Networking product businesses, in any jurisdiction worldwide.

(b) RemainCo Protected Customers. During the Restricted Period, SpinCo will not, and will cause its Subsidiaries not to, directly or indirectly, solicit, induce or encourage any customer of the RemainCo Restricted Business as conducted immediately prior to the Effective Time (a “RemainCo Protected Customer”) to cease doing business with any member of the RemainCo Group with respect to the RemainCo Restricted Business, or to divert or redirect any business of a RemainCo Protected Customer away from any member of the RemainCo Group with respect to the RemainCo Restricted Business.

(c) SpinCo Restricted Business. During the Restricted Period, RemainCo will not, and will cause its Subsidiaries not to, engage in, or own, operate, control, share any revenues of or have any profit or other equity interest in any business engaged in the provision of the SpinCo Restricted Business in any country in which the SpinCo Restricted Business operated immediately prior to the Effective Time. “SpinCo Restricted Business” means (i) the Power business, excluding contract manufacturing services; (ii) the Cooling business, excluding contract manufacturing services; and (iii) the Cloud & Compute business, including contract manufacturing services generally and, for the avoidance of doubt, including contract manufacturing services related to CPU and AI-accelerated servers, compute trays, fabrication of associated racks and enclosures, and integration into those racks, in each case of clauses (i)-(iii) as such businesses are described in the SpinCo Form 10, but shall exclude contract manufacturing services for Networking products, in any jurisdiction worldwide.

(d) SpinCo Protected Customers. During the Restricted Period, RemainCo will not, and will cause its Subsidiaries not to, directly or indirectly, solicit, induce or encourage any customer of the SpinCo Restricted Business as conducted immediately prior to the Effective Time (a “SpinCo Protected Customer”, and, together with each RemainCo Protected Customer, a “Protected Customer”) to cease doing business with any member of the SpinCo Group with respect to the SpinCo Restricted Business, or to divert or redirect any business of a SpinCo Protected Customer away from any member of the SpinCo Group with respect to the SpinCo Restricted Business.

(e) Exceptions. Notwithstanding anything to the contrary set forth in this Section 5.9, nothing in this Agreement shall prohibit, preclude or in any way restrict RemainCo or SpinCo or their respective Groups from:

(i) With respect to SpinCo and the members of the SpinCo Group, continuing to engage in, or own, operate, control, share any revenues of or have any profit or other equity interest in contract manufacturing services in the Power, Cooling, and Networking product businesses only for customers for which SpinCo or any member of the SpinCo Group has such business as of immediately prior to the Effective Time, including associated future programs with such customers.

(ii) With respect to RemainCo and the members of the RemainCo Group, continuing to engage in, or own, operate, control, share any revenues of or have any profit or other equity interest in the Compute business only for customers listed on Schedule 5.9(e)(ii).

(iii) Purchasing or acquiring, or being the holder or beneficial owner of, ten percent (10%) or less of any class of equity securities of any Person that are listed on a national or international securities exchange; provided that such Party does not have the right to designate or elect any member of the board of directors (or equivalent governing body) of such Person (it being understood that observer rights shall be permitted).

(iv) Purchasing or acquiring, or being the holder or beneficial owner of, fifteen percent (15%) or less of any class of equity securities of any Person that are not listed on a national or international securities exchange; provided that such Party does not have the right to designate or elect any member of the board of directors (or equivalent governing body) of such Person (it being understood that observer rights shall be permitted).

(v) Acquiring and, after such acquisition, owning an interest in any assets, operations or Person that is engaged in a business activity that would otherwise violate Section 5.9(a) or Section 5.9(b), as applicable (a “Competing Business”), if such Competing Business represents thirty percent (30%) or less of the consolidated annual revenues (in the trailing twelve months ending immediately prior to the signing of the definitive agreement for such acquisition) of such acquired assets, operations or Person taken as a whole.

(vi) Continuing to hold the Retained Stock in accordance with the terms of this Agreement, or any monetization or disposition thereof (whether in whole or in part) in any manner, at any time.

(f) Notwithstanding anything to the contrary in Section 5.9(a) or Section 5.9(b), the restrictions on solicitation of Protected Customers set forth therein shall not prohibit or restrict: (A) any member of a Group from engaging in general advertising or marketing activities directed at the public generally and not specifically targeted at the Other Party’s Protected Customers with respect to the Other Party’s Restricted Business; (B) any member of a Group from responding to an unsolicited request or inquiry by any Person (including a Protected Customer of the Other Party) with respect to services that are not within the scope of the Other Party’s Restricted Business; or (C) any member of a Group from servicing any Protected Customer of the Other Party to the extent such services relate exclusively to such Party’s own Restricted Business (and not to the Other Party’s Restricted Business).

(g) Remedies; Enforcement. Each Party acknowledges and agrees that (i) injury to the Other Party from any breach of the obligations of such Party set forth in this Section 5.9 would be irreparable and impossible to measure and (ii) the remedies at law for any breach or threatened breach of this Section 5.9, including monetary damages, would therefore be inadequate compensation for any loss and the Other Party shall have the right to specific performance and injunctive or other equitable relief (on an interim or permanent basis), in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. Each Party understands and acknowledges that the restrictive covenants and other agreements contained in this Section 5.9 are an essential part of this Agreement and the transactions contemplated hereby. It is the intent of the Parties that the provisions of this Section 5.9 shall be enforced to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought. If any particular provision or portion of this Section 5.9 shall be adjudicated to be invalid or unenforceable, such provision or portion thereof shall be deemed amended to the minimum extent necessary to render such provision or portion valid and enforceable, such amendment to apply only with respect to the operation of such provision or portion thereof in the particular jurisdiction in which such adjudication is made. For the avoidance of doubt, any limitation on certain damages set forth elsewhere in this Agreement shall not apply with respect to any breach of this Section 5.9.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Release of Pre-Distribution Claims.

(a) Except (i) as provided in Section 6.1(b), (ii) as may be otherwise expressly provided in this Agreement and (iii) for any matter for which any Indemnitee is entitled to indemnification pursuant to this Article VI, each Party, on behalf of itself and each member of its Group, and to the extent permitted by Law, all Persons who at any time prior to the Distribution were directors, officers, agents or employees of any member of its respective Group (in their respective capacities as such), in each case, together with their respective heirs, executors, administrators, successors and assigns, (x) do hereby knowingly, unconditionally and irrevocably but effective at the time of and conditioned upon the occurrence of the Distribution, and (y) at the time of the Distribution shall, fully remise, release and forever discharge the Other Party and the other members of such Other Party’s Group and their respective successors and all Persons who at any time prior to the Distribution were shareholders, directors, officers or employees of any member of such Other Party’s Group (in their capacity as such), in each case, together with their respective heirs, executors, administrators, successors and assigns from any and all Liabilities whatsoever, whether at Law or in equity, whether arising under any Contract, by operation of Law or otherwise, in each case, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Distribution, including in connection with the Internal Reorganization, the Distribution and any of the other transactions contemplated hereunder and under the Ancillary Agreements; provided, however, that no employee shall be remised, released and discharged to the extent that such Liability relates to, arises out of or results from intentional misconduct by such employee.

(b) Nothing contained in this Agreement, including Section 6.1(a) or Section 2.4, shall impair or otherwise affect any right of any Party, any member of either Group, or any Party’s or member of a Group’s respective heirs, executors, administrators, successors and assigns to enforce this Agreement, any Ancillary Agreement or any agreements, arrangements, commitments or understandings that continue in effect after the

Distribution pursuant to the terms of this Agreement or any Ancillary Agreement. In addition, nothing contained in Section 6.1(a) shall release any Person from:

(i) any Liability Assumed, Transferred or allocated to a Party or a member of such Party’s Group pursuant to or as contemplated by, or any other Liability of any member of such Group under, this Agreement or any Ancillary Agreement, including (A) with respect to SpinCo, any SpinCo Liability, and (B) with respect to RemainCo, any RemainCo Liability;

(ii) any Liability in respect of any Contract that is entered into after the Distribution Date between one Party (or a member of such Party’s Group), on the one hand, and the Other Party (or a member of the Other Party’s Group), on the other hand;

(iii) any Liability that the Parties may have with respect to indemnification pursuant to this Agreement or any Ancillary Agreement or otherwise for claims or Actions brought against any Indemnitee by third Persons, which Liability shall be governed by the provisions of this Agreement and, in particular, this Article VI or, in the case of any Liability arising out of an Ancillary Agreement, the applicable provisions of the Ancillary Agreement; or

(iv) any Liability the release of which would result in a release of any Person other than the Persons released in Section 6.1(a); provided that the Parties agree not to bring any Action or permit any other member of their respective Group to bring any Action against a Person released in Section 6.1(a) with respect to such Liability.

In addition, nothing contained in Section 6.1(a) shall release (x) RemainCo from indemnifying any director, officer or employee of SpinCo who was a director, officer or employee of RemainCo or any of its Subsidiaries on or prior to the Distribution, to the extent such director, officer or employee is or becomes a named defendant in any Action with respect to which he or she was entitled to such indemnification pursuant to obligations existing prior to the Distribution; it being understood that if the underlying obligation giving rise to such Action is a SpinCo Liability, SpinCo shall indemnify RemainCo for such Liability (including RemainCo’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this Article VI, and (y) SpinCo from indemnifying any director, officer or employee of RemainCo who was a director, officer or employee of SpinCo or any of its Subsidiaries on or prior to the Distribution, as the case may be, to the extent such director, officer or employee is or becomes a named defendant in any Action with respect to which he or she was entitled to such indemnification pursuant to obligations existing prior to the Distribution; it being understood that if the underlying obligation giving rise to such Action is a RemainCo Liability, RemainCo shall indemnify SpinCo for such Liability (including SpinCo’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this Article VI.

(c) From and after the Effective Time, each Party shall not, and shall not permit any member of its Group, or any of their respective Affiliates, to, make any (or fail to withdraw any previously existing) claim, demand or offset, or commence any (or fail to withdraw any previously existing) Action asserting any claim, demand or offset, including any claim for indemnification, against the Other Party or any member of such Other Party’s Group, or any other Person released pursuant to Section 6.1(a) or their respective successors with respect to any Liabilities released pursuant to Section 6.1(a).

(d) It is the intent of each Party, by virtue of the provisions of this Section 6.1, to provide for, at the Effective Time, a knowing, unconditional and irrevocable and full and complete release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the Distribution, whether known or unknown, between any Party (or a member of such Party’s Group), on the one hand, and the Other Party (or a member of such Party’s or parties’ Group), on the other hand (including any contractual agreements or arrangements existing or alleged to exist between or among any such members on or before the Distribution), except as specifically set forth in Sections 6.1(a) and 6.1(b). At any time, at the reasonable request of the Other Party, each Party shall cause each member of its respective Group and, to the extent practicable each other Person on whose behalf it released Liabilities pursuant to this Section 6.1 to execute and deliver releases reflecting the provisions hereof.

(e) Each of SpinCo and RemainCo, on behalf of itself and the members of its respective Group, hereby knowingly, unconditionally and irrevocably waives any claims, rights of termination and any other rights under any Ancillary Agreement related to or arising out of the Internal Reorganization or the Distribution (including with respect to any “change of control” or similar provision or due to any Party no longer being an Affiliate of the Other Party), and agrees that any change in rights or obligations that would automatically be effective as a result thereof be deemed amended to no longer apply (and that Section 2.8 shall apply in respect of such amendments).

Section 6.2 Indemnification by RemainCo. In addition to any other provisions of this Agreement requiring indemnification and except as otherwise specifically set forth in any provision of this Agreement, following the Distribution, RemainCo shall and shall cause the other members of the RemainCo Group to indemnify, defend and hold harmless the SpinCo Indemnitees from and against any and all Indemnifiable Losses of the SpinCo Indemnitees, to the extent relating to, arising out of or resulting from (a) the RemainCo Liabilities or any Third Party Claim that would, if resolved in favor of the claimant, constitute a RemainCo Liability or (b) any breach by RemainCo of any provision of this Agreement, in each case, excluding any payment obligations arising out of self-insurance policies, fronted insurance policies or captive insurance policies maintained by the SpinCo Group to which any member of the RemainCo Group has access pursuant to Section 9.1(a).

Section 6.3 Indemnification by SpinCo. In addition to any other provisions of this Agreement requiring indemnification and except as otherwise specifically set forth in any provision of this Agreement, following the Distribution, SpinCo shall and shall cause the other members of the SpinCo Group to indemnify, defend and hold harmless the RemainCo Indemnitees from and against any and all Indemnifiable Losses of the RemainCo Indemnitees, to the extent relating to, arising out of or resulting from (a) the SpinCo Liabilities or any Third Party Claim that would, if resolved in favor of the claimant, constitute a SpinCo Liability or (b) any breach by SpinCo of any provision of this Agreement, in each case, excluding any payment obligations arising out of self-insurance policies, fronted insurance policies or captive insurance policies maintained by the RemainCo Group to which any member of the SpinCo Group has access pursuant to Section 9.1(b).

Section 6.4 Procedures for Third Party Claims.

(a) If a claim or demand is made against a RemainCo Indemnitee or a SpinCo Indemnitee (each, an “Indemnitee”) by any Person who is not a member of the SpinCo Group or RemainCo Group (a “Third Party Claim”) as to which such Indemnitee is or may be entitled to indemnification pursuant to this Agreement, such Indemnitee shall notify the Party which is or may be required pursuant to this Article VI to make such indemnification (the “Indemnifying Party”) in writing, and in reasonable detail, of the Third Party Claim as promptly as practicable (and in any event within thirty (30) days of the later of (i) receipt by such Indemnitee of written notice of the Third Party Claim or (ii) such Indemnitee forming a reasonable belief that it is or may be entitled to indemnification pursuant to this Agreement with respect to such Third Party Claim) after receipt by such Indemnitee of written notice of the Third Party Claim. Thereafter, the Indemnitee shall deliver to the Indemnifying Party, as promptly as practicable (and in any event within five (5) Business Days) after the Indemnitee’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third Party Claim. Notwithstanding the foregoing, failure to provide such written notice or copies shall not release the Indemnifying Party from any of its obligations except and solely to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure.

(b) Other than in the case of (i) Taxes addressed in the Tax Matters Agreement, which shall be addressed as set forth therein or (ii) indemnification by a beneficiary Party of a guarantor Party pursuant to Section 2.10(c) (the defense of which shall be controlled by the beneficiary Party), (A) an Indemnifying Party shall be entitled (but shall not be required) to assume and control the defense of any Third Party Claim, and (B) if it does not assume the defense of such Third Party Claim, to participate in the defense of such Third Party Claim, in each case, at such Indemnifying Party’s own cost and expense and by such Indemnifying Party’s own counsel that is reasonably acceptable to the applicable Indemnitees (after consultation in good faith with the applicable Indemnitees), if it gives prior written notice of its intention to do so to the applicable Indemnitees within twenty (20) days of the Indemnifying Party’s receipt of notice of the relevant Third Party Claim from the applicable Indemnitees pursuant to Section 6.4(a) (and, in the event the Indemnifying Party does not provide notice within such twenty (20) days of its intention to assume or participate in the defense of such Third Party Claim, the Indemnifying Party shall be deemed to have waived its right to do so); provided, however, that the Indemnifying Party shall not be entitled to assume the defense of any Third Party Claim to the extent such Third Party Claim (x) is an allegation of a criminal violation, (y) seeks injunctive, equitable or other relief other than monetary damages against the Indemnitee (provided that such Indemnitee shall reasonably cooperate with the Indemnifying Party, at the request of the Indemnifying Party, in seeking to separate any such claims from any related claim for monetary damages if this clause (y) is the sole reason that such Third Party Claim is a Non-Assumable Third Party Claim) or (z) is made by a Governmental Entity (clauses (x), (y) and (z), the “Non-Assumable Third Party Claims”). After notice from an Indemnifying Party to an Indemnitee of the Indemnifying Party’s election to assume the defense of a Third Party Claim, such Indemnitee shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise, or settlement thereof, at its own expense and, in any event, shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent Information, materials and other information in such Indemnitee’s possession or under such Indemnitee’s control relating thereto as are reasonably required by the Indemnifying Party; provided, however, that in the event a conflict of interest exists, or is reasonably likely to exist, that would make it inappropriate in the reasonable judgment of the applicable Indemnitee(s) for the same counsel to represent both the Indemnifying Party and the applicable Indemnitee(s), such Indemnitee(s) shall be entitled to retain, at the Indemnifying Party’s expense, separate counsel. In the event that the Indemnifying Party exercises the right to assume and control the defense of a Third Party Claim as provided above, (I) the Indemnifying Party shall keep the Indemnitee(s) apprised of all material developments in such defense, (II) the Indemnifying Party shall not withdraw from the defense of such Third Party Claim without providing advance notice to the Indemnitee(s) reasonably sufficient to allow the Indemnitee(s) to prepare to assume the defense of such Third Party Claim, and (III) the Indemnifying Party shall conduct the defense of the Third Party Claim actively and diligently, including the posting of any bonds or other security required in connection with the defense of such Third Party Claim.

(c) Other than in the case of a Non-Assumable Third Party Claim, if an Indemnifying Party elects not to assume responsibility for defending a Third Party Claim or fails to notify an Indemnitee of its election as provided in Section 6.4(b), or if the Indemnifying Party fails to actively and diligently defend the Third Party Claim (including by withdrawing or threatening to withdraw from the defense thereof), the applicable Indemnitee(s) may defend such Third Party Claim at the cost and expense of the Indemnifying Party. If the Indemnitee is conducting the defense of any Third Party Claim, the Indemnifying Party shall cooperate with the Indemnitee in such defense and make available to the Indemnitee, at the Indemnifying Party’s expense, all witnesses, pertinent Information, material and information in such Indemnifying Party’s possession or under such Indemnifying Party’s control relating thereto as are reasonably required by the Indemnitee pursuant to a joint defense agreement to be entered into by Indemnitee and the Indemnifying Party; provided, however, that such access shall not require the Indemnifying Party to disclose any information the disclosure of which would, in the reasonable judgment of the Indemnifying Party, result in the loss of any existing attorney-client privilege with respect to such information or violate any applicable Law.

(d) No Indemnitee may admit any liability with respect to, consent to entry of any judgment of, or settle, compromise or discharge any Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. If an Indemnifying Party has failed to assume the defense of a Third Party Claim, it shall not be a defense to any obligation to pay any amount in respect of such Third Party Claim that the Indemnifying Party was not consulted in the defense thereof, that such Indemnifying Party’s views or opinions as to the conduct of such defense were not accepted or adopted, that such Indemnifying Party does not approve of the quality or manner of the defense thereof or that such Third Party Claim was incurred by reason of a settlement rather than by a judgment or other determination of liability.

(e) In the case of a Third Party Claim, the Indemnifying Party shall not admit any liability with respect to, consent to entry of any judgment of, or settle, compromise or discharge, the Third Party Claim without the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed) unless such settlement or judgment (i) completely and unconditionally releases the Indemnitee in connection with such matter, (ii) provides relief consisting solely of money damages borne by the Indemnifying Party and (iii) does not involve any admission by the Indemnitee of any wrongdoing or violation of Law.

(f) Notwithstanding anything herein or in any Ancillary Agreement or any Conveyancing and Assumption Instrument to the contrary, other than (x) actions for specific performance or injunctive or other equitable relief pursuant to Section 11.19, and (y) the indemnification provisions in Section 2.2(d), Section 2.5(c), Section 2.10 and Section 5.5, (i) the indemnification provisions of this Article VI shall be the sole and exclusive remedy of the Parties, the parties to the Conveyancing and Assumption Instruments and any Indemnitee for any breach of this Agreement or any Conveyancing and Assumption Instrument and for any failure to perform and comply with any covenant or agreement in this Agreement or in any Conveyancing and Assumption Instrument; (ii) each Party and each Indemnitee knowingly, unconditionally and irrevocably and expressly waives and relinquishes any and all rights, claims or remedies it may have with respect to the foregoing other than under this Article VI against any Indemnifying Party; (iii) none of the Parties, the members of their respective Groups or any other Person may bring a claim under any Conveyancing and Assumption Instrument; (iv) any and all claims arising out of, resulting from, or in connection with the Internal Reorganization or the other transactions contemplated in this Agreement must be brought under and in accordance with the terms of this Agreement; and (v) no breach of this Agreement or any Conveyancing and Assumption Instrument shall give rise to any right on the part of any Party or party thereto, after the consummation of the Distribution, to rescind this Agreement, any Conveyancing and Assumption Instrument or any of the transactions contemplated hereby or thereby, except as expressly provided in Section 2.6(a) and Section 2.6(b); provided, however, that with respect to the transactions contemplated by this Agreement (including the Internal Reorganization and Distribution), the Parties may also bring claims arising under the Tax Matters Agreement under and in accordance with the Tax Matters Agreement and claims arising under the Employee Matters Agreement under and in accordance with the Employee Matters Agreement. Each Party shall cause the members of its Group to comply with this Section 6.4(f).

(g) The provisions of this Article VI shall apply to Third Party Claims that are already pending or asserted as well as Third Party Claims brought or asserted after the date of this Agreement. There shall be no requirement under this Section 6.4 to give notice with respect to the existence of any Third Party Claim that exists as of the Effective Time. Each Party on behalf of itself and each other member of its Group acknowledges that Liabilities for Actions (regardless of the parties to the Actions) may be partly RemainCo Liabilities and partly SpinCo Liabilities. If the Parties cannot agree on the allocation of any such Liabilities for Actions, they shall resolve the matter of such allocation pursuant to the procedures set forth in Article VIII. No Party shall, nor shall any Party permit the other members of its Group (or their respective then-Affiliates) to file Third Party Claims or cross-claims against the Other Party or any members of the other Group in an Action in which a Third Party Claim is being resolved.

Section 6.5 Procedures for Direct Claims. An Indemnitee shall give the Indemnifying Party written notice of any matter that an Indemnitee has determined has given or would reasonably be expected to give rise to a right of indemnification under this Agreement (other than a Third Party Claim which shall be governed by Section 6.4(a)), within thirty (30) days of such determination, stating the amount of the Indemnifiable Loss claimed, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed by such Indemnitee or arises; provided, however, that the failure to provide such written notice shall not release the Indemnifying Party from any of its obligations except and solely to the extent the Indemnifying Party shall have been actually materially prejudiced as a result of such failure.

Section 6.6 Cooperation in Defense and Settlement.

(a) With respect to any Third Party Claim that implicates both Parties (or any member of such Parties’ respective Groups or their respective then-Affiliates) in a material respect, including due to the allocation of Liabilities, the reasonably foreseeable impact on the Businesses of the relief sought or the responsibilities for management of defense and related indemnities pursuant to this Agreement, each Party agrees to, and shall cause the members of such Parties’ respective Group to: (i) as promptly as practicable, consult in good faith with the applicable member of such Other Party’s respective Group to determine which Party (or Parties) shall be responsible for managing the defense of any such Third Party Claim (provided that the Parties agree to consult in good faith to reassess such determination as additional material facts with respect to any such Third Party Claim become known) and use reasonable best efforts to cooperate fully (including providing signatures required in connection with the resolution of any Third Party Claim in accordance with Section 6.4 and this Section 6.6) and maintain a joint defense (in a manner that will preserve for all Parties any Privilege). The Party that is not responsible for managing the defense of any such Third Party Claim shall be consulted with respect to significant matters relating thereto and may, if necessary or helpful, retain counsel to assist in the defense of such claims. Notwithstanding the foregoing, nothing in this Section 6.6 shall derogate from any Party’s rights to control the defense of any Action in accordance with Section 6.4.

(b) (i) Notwithstanding anything to the contrary in this Agreement, with respect to any Third Party Claim where the resolution of such Third Party Claim by order, judgment, settlement or otherwise, would reasonably be expected to include any condition, limitation or other stipulation that would, in the reasonable judgment of RemainCo, significantly and adversely impact the business or conduct of the RemainCo Business or result in a significant adverse change to any member of the RemainCo Group at shared locations where any member of the SpinCo Group and any member of the RemainCo Group, as applicable, have operating agreements, governmental permits or joint obligations to a Governmental Entity with interdependencies, RemainCo shall have, at RemainCo’s expense, the reasonable opportunity to consult, advise and comment in all preparation, planning and strategy regarding any such Third Party Claim, including with regard to any drafts of notices and other conferences and communications to be provided or submitted by any member of the RemainCo Group to any third party involved in such Third Party Claim (including any Governmental Entity), to the extent that RemainCo’s participation does not affect any Privilege in a material and adverse manner, such that SpinCo shall comply with this Section 6.6(b) to the fullest extent possible without materially and adversely affecting such Privilege; provided that to the extent that any such Third Party Claim requires the submission by any member of the SpinCo Group of any Information relating to any current or former officer or director of any member of the RemainCo Group, such Information will only be submitted in a form approved by RemainCo in its reasonable discretion, and (ii) notwithstanding anything to the contrary in this Agreement, with respect to any Third Party Claim where the resolution of such Third Party Claim by order, judgment, settlement or otherwise, would reasonably be expected to include any condition, limitation or other stipulation that would, in the reasonable judgment of SpinCo, significantly and adversely impact the conduct of the SpinCo Business or result in a significant adverse change to any member of the SpinCo Group at shared locations where any member of the SpinCo Group and any member of the RemainCo Group, as applicable, have operating agreements, governmental permits or joint obligations to a Governmental Entity with interdependencies, SpinCo shall have, at SpinCo’s expense, the reasonable opportunity to consult, advise and comment in all preparation, planning and strategy regarding any such Third Party Claim, including with regard to any drafts of notices and other conferences and communications to be provided or submitted by any member of the RemainCo Group to any third party involved in such Third Party Claim (including any Governmental Entity), to the extent that SpinCo’s participation does not affect any Privilege in a material and adverse manner, such that RemainCo shall comply with this Section 6.6(b) to the fullest extent possible without materially and adversely affecting such Privilege; provided, that to the extent that any such Third Party Claim requires the submission by any member of the RemainCo Group of any Information relating to any current or former officer or director of any member of the SpinCo Group, such Information will only be submitted in a form approved by SpinCo in its reasonable discretion. Notwithstanding anything to the contrary in this Agreement, (A) with regard to the matters specified in the preceding clause (i), RemainCo shall have a right to consent to any compromise or settlement related thereto by any member of the SpinCo Group to the extent that the effect on any member of the RemainCo Group would reasonably be expected to result in a significant adverse effect on the financial condition or results of operations of RemainCo and its Subsidiaries at such time or the RemainCo Business conducted thereby at such time, taken as a whole, and such significant adverse effect would reasonably be expected to be greater with respect to the RemainCo Group, taken as a whole, than the effect on the SpinCo Group, taken as a whole, and (B) with regard to the matters specified in the preceding clause (ii), SpinCo shall have a right to consent to any compromise or settlement related thereto by any member of the RemainCo Group to the extent that the effect on any member of the SpinCo Group would reasonably be expected to result in a significant adverse effect on the financial condition or results of operations of SpinCo and its Subsidiaries at such time or the SpinCo Business conducted thereby at such time, taken as a whole, and such significant adverse effect would reasonably be expected to be greater with respect to the SpinCo Group, taken as a whole, than the effect on the RemainCo Group, taken as a whole.

(c) Each of RemainCo and SpinCo agrees on behalf of itself and the other members of its Group that at all times from and after the Effective Time, if an Action is commenced by a third party naming both Parties (or any member of such Parties’ respective Groups or their respective then-Affiliates) as defendants and with respect to which one or more named Parties (or any member of such Party’s respective Group or their respective then-Affiliates) is a nominal defendant or such Action is otherwise not a Liability allocated to such named Party under this Agreement, then the Other Party shall use, and shall cause the other members of its respective Group to use, commercially reasonable efforts to cause such nominal defendant to be removed from such Action, as soon as reasonably practicable (including using commercially reasonable efforts to petition the applicable court to remove such Party (or member of its Group or their respective then-Affiliates) as a defendant to the extent such Action relates solely to Assets or Liabilities that the Other Party (or Group) has been allocated pursuant to this Agreement). In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or Indemnifying Party shall so request, each Party shall, and shall cause the other members of its Group to, endeavor to substitute the Indemnifying Party for the named defendant, if at all practicable and advisable under the circumstances. Notwithstanding any applicable confidentiality or Privilege provisions to the contrary in this Agreement, any Party endeavoring to remove or substitute such defendant pursuant to this Agreement shall be entitled to submit any necessary provisions of this Agreement, including the Schedules and Exhibits hereto, to the applicable court solely for the purpose of supporting such Party’s commercially reasonable efforts to remove or substitute such defendant. In the event any Party endeavoring to remove or substitute such defendant pursuant to this Agreement submits any necessary provisions of this Agreement, including the Schedules and Exhibits hereto, to the applicable court, such Party shall take all steps reasonably within its power to cause such application, and any exhibits (including copies of any provisions of this Agreement, including the Schedules and Exhibits hereto, that are not otherwise publicly filed) to be filed under seal, shall oppose any challenge by any third party to such sealing, and shall give the Other Party immediate notice of such challenge. If such substitution or addition cannot be achieved for any reason or is not requested, management of the Action shall be determined as set forth in this Article VI.

Section 6.7 Indemnification Payments. Indemnification required by this Article VI shall be made by periodic payments of the amount of Indemnifiable Loss in a timely fashion during the course of the investigation or defense, as and when bills are received or an Indemnifiable Loss or Liability is incurred. The applicable Indemnitee shall deliver to the Indemnifying Party, upon request, reasonably satisfactory documentation setting forth the basis for the amount of such payments, including documentation with respect to calculations made and consideration of any Insurance Proceeds or Third Party Proceeds that actually reduce the amount of such Indemnifiable Losses; provided that the delivery of such documentation shall not be a condition to the payments described in the first sentence of this Section 6.7, but the failure to deliver such documentation may be the basis for the Indemnifying Party to contest whether the applicable Indemnifiable Loss or Liability was incurred by the applicable Indemnitee.

Section 6.8 Indemnification Obligations Net of Insurance Proceeds and Other Amounts.

(a) Any Indemnifiable Loss subject to indemnification pursuant to this Article VI shall be calculated (i) net of Insurance Proceeds that actually reduce the amount of the Indemnifiable Loss and (ii) net of any proceeds received by the Indemnitee from any third party (net of any deductible, retention amount or increased insurance premiums incurred by the Indemnifying Party in obtaining such recovery) for such Liability that actually reduce the amount of the Indemnifiable Loss (“Third Party Proceeds”). Accordingly, the amount which any Indemnifying Party is required to pay pursuant to this Article VI to any Indemnitee pursuant to this Article VI shall be reduced by any Insurance Proceeds or Third Party Proceeds theretofore actually recovered by or on behalf of the Indemnitee in respect of the related Indemnifiable Loss. If an Indemnitee receives a payment required by this Agreement from an Indemnifying Party in respect of any Indemnifiable Loss (an “Indemnity Payment”) and subsequently receives Insurance Proceeds or Third Party Proceeds, then the Indemnitee shall pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the Insurance Proceeds or Third Party Proceeds had been received, realized or recovered before the Indemnity Payment was made.

(b) The Parties hereby agree that an insurer who would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto and, solely by virtue of the indemnification provisions hereof, shall not have any subrogation rights with respect thereto, and that no insurer or any other third party shall be entitled to a “windfall” (e.g., a benefit it would not otherwise be entitled to receive, or the reduction or elimination of an insurance coverage obligation that it would otherwise have, in the absence of the indemnification or release provisions) by virtue of any provision contained in this Agreement. The Indemnitee shall use commercially reasonable efforts to seek to collect or recover any Insurance Proceeds and any Third Party Proceeds to which the Indemnitee is entitled in connection with any Indemnifiable Loss for which the Indemnitee seeks indemnification pursuant to this Article VI; provided that the Indemnitee’s inability, following such efforts, to collect or recover any such Insurance Proceeds or Third Party Proceeds shall not limit the Indemnifying Party’s obligations hereunder.

(c) No Indemnitee shall be entitled to any payment or indemnification more than once with respect to the same Indemnifiable Loss.

(d) In addition to the provisions of Section 6.8(a), any Indemnifiable Loss subject to indemnification pursuant to this Article VI, shall be increased as necessary so that after making all payments in respect to Taxes imposed on or attributable to such indemnity payment, the recipient receives an amount equal to the sum it would have received had no such Taxes been imposed.

Section 6.9 Management of Existing Actions.

(a) Notwithstanding the procedures set forth in Section 6.4, the Parties desire to set forth certain terms with respect to the management of certain Actions known to them as of the Effective Time, and accordingly this Section 6.9 shall govern the management and direction (including settlement) of certain pending Actions as set forth in Section 6.9(b), Section 6.9(c), and Section 6.9(d), but shall not alter the allocation of Liabilities otherwise set forth in this Agreement.

(b) From and after the Effective Time, subject to the terms of this Section 6.9, SpinCo shall direct the defense or prosecution of those Actions which are principally SpinCo Liabilities, including if they have RemainCo or any member of the RemainCo Group as a named party thereunder, and are described on Schedule 6.9(b) (the “SpinCo Controlled Existing Actions”), including the development and implementation of the legal strategy for each SpinCo Controlled Existing Action, the filing of any motions, pleadings or briefs, the conduct of discovery and related fact finding, the conduct of any trial, any decision to appeal or not to appeal any decisions, judgment or order, and any decision or consent to a settlement, compromise or discharge of any SpinCo Controlled Existing Action or any aspect thereof. SpinCo (or the applicable member of its Group) shall be responsible for selecting its own counsel in connection with the conduct and control of the SpinCo Controlled Existing Actions. Notwithstanding anything to the contrary in this Section 6.9(b), none of SpinCo or any member of its Group shall consent to entry of any judgment or enter into any settlement of any SpinCo Controlled Existing Action without the prior written consent of RemainCo (not to be unreasonably withheld, conditioned or delayed); provided that such consent shall not be required if (i) none of RemainCo or any member of its Group is presently a named party in such Action or (ii) if (A) in connection with such entry of judgment or settlement RemainCo and the applicable members of its Group are completely and unconditionally released, (B) such entry of judgment or settlement involves only monetary relief that SpinCo has agreed to pay in full, and (C) does not involve any admission of any (i) wrongdoing or violation of Law by RemainCo or any member of its Group or (ii) facts that may be used in litigation or give rise to liability on the part of RemainCo or any member of its Group in a SpinCo Controlled Existing Action or any other Action.

(c) From and after the Effective Time, subject to the terms of this Section 6.9, RemainCo shall direct the defense or prosecution of those Actions that are neither SpinCo Controlled Existing Actions nor Joint Actions, including those set forth on Schedule 6.9(c) (the “RemainCo Controlled Existing Actions”), including the development and implementation of the legal strategy for each RemainCo Controlled Existing Action, the filing of any motions, pleadings or briefs, the conduct of discovery and related fact finding, the conduct of any trial, any decision to appeal or not to appeal any decisions, judgment or order, and any decision or consent to a settlement, compromise or discharge of any RemainCo Controlled Existing Action or any aspect thereof. RemainCo (or the applicable member of its Group) shall be responsible for selecting its own counsel in connection with the conduct and control of the RemainCo Controlled Existing Actions. Notwithstanding anything to the contrary in this Section 6.9(c), none of RemainCo or any member of its Group shall consent to entry of any judgment or enter into any settlement of any RemainCo Controlled Existing Action without the prior written consent of SpinCo (not to be unreasonably withheld, conditioned or delayed); provided that such consent shall not be required if (i) none of SpinCo or any member of its Group is presently a named party in such Action or (ii) if (A) in connection with such entry of judgment or settlement SpinCo and the applicable members of its Group are completely and unconditionally released, (B) such entry of judgment or settlement involves only monetary relief that RemainCo has agreed to pay in full, and (C) does not involve any admission of any (i) wrongdoing or violation of Law by SpinCo or any member of its Group or (ii) facts that may be used in litigation or give rise to liability on the part of SpinCo or any member of its Group in a RemainCo Controlled Existing Action or any other Action.

(d) From and after the Effective Time, with respect to the Actions set forth on Schedule 6.9(d) (“Joint Actions”), the Party specified on such Schedule 6.9(d) shall be solely responsible for controlling and directing the defense and prosecution of any such Action (the “Managing Party”) and the Parties shall, and shall cause members of their Group to, cooperate in good faith and take all reasonable actions to permit the applicable Managing Party to control and direct each such Action. The Party who hereunder is, or whose member of its Group is, the Managing Party, shall consult with the Other Party (the “Non-Managing Party”) from time to time with respect to the Joint Actions; provided that the Managing Party shall have sole authority to select counsel for any Joint Action and be reimbursed for reasonable fees and expenses of such counsel in accordance with the allocation of Liability for such Joint Action and the Non-Managing Party, if it elects to retain its own counsel, shall do so solely at its own expense. No Managing Party pursuant to this Section 6.9 shall consent to entry of any judgment or enter into any settlement of any Joint Action without the prior written consent of the Non-Managing Party (not to be unreasonably withheld, conditioned or delayed).

(e) To the maximum extent permitted by applicable Law, the rights to recovery of each member of a Party’s respective Group in respect of any past, present or future Action is hereby delegated to such Party. It is the intent of the Parties that the foregoing delegation shall satisfy any Law requiring such delegation to be effected pursuant to a power of attorney or similar instrument. The Parties and their respective Subsidiaries shall execute such further instruments or documents as may be necessary to effect such delegation.

(f) In the case of SpinCo Controlled Existing Actions and RemainCo Controlled Existing Actions, if a Party or a member of its respective Group is named therein and is not liable for such Action hereunder, each

Party shall use, and shall cause the other members of its respective Group to use, commercially reasonable efforts to cause such nominal defendant to be removed from such Action, as soon as reasonably practicable (including using commercially reasonable efforts to petition the applicable court to remove such Party (or member of its Group or their respective then-Affiliates) as a defendant to the extent such Action relates solely to Assets or Liabilities that the Other Party (or Group) has been allocated pursuant to this Agreement). Notwithstanding any applicable confidentiality or Privilege provisions to the contrary in this Agreement, any Party endeavoring to remove such defendant pursuant to this Agreement shall be entitled to submit any necessary provisions of this Agreement to the applicable court solely for the purpose of supporting such Party’s commercially reasonable efforts to remove such defendant. In the event any Party endeavoring to remove or substitute such defendant pursuant to this Agreement submits any necessary provisions of this Agreement to the applicable court, such Party shall take all steps reasonably within its power to cause such application, and any exhibits (including copies of any provisions of this Agreement) to be filed under seal, shall oppose any challenge by any third party to such sealing, and shall give the Other Party immediate notice of such challenge. If such removal cannot be achieved for any reason, management of the Action shall be determined as set forth in this Article VI.

Section 6.10 Additional Matters; Survival of Indemnities.

(a) The indemnity agreements contained in this Article VI shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnitee; (ii) the knowledge by the Indemnitee of Indemnifiable Losses for which it might be entitled to indemnification hereunder; and (iii) any termination of this Agreement. The indemnity agreements contained in this Article VI shall survive the Distribution.

(b) The rights and obligations of any member of the RemainCo Group or any member of the SpinCo Group, in each case, under this Article VI shall survive the sale or other Transfer, in each case direct or indirect, by any Party or its respective Subsidiaries of any Assets or businesses or the assignment by it of any Liabilities, with respect to any Indemnifiable Loss of any Indemnitee related to such Business, Assets or Liabilities.

Section 6.11 Environmental Matters.

(a) Nature of Obligations. The Parties’ obligations under this Section 6.11 shall be subject to the standards set forth in this Section 6.11 and shall not be limited to any degree by the fact that the Parties’ obligations elsewhere in this Agreement (including under Section 2.8) are defined as using “commercially reasonable efforts” or any other standard less stringent that the standard specified in Section 6.11.

(b) Control of Response Actions.

(i) Except as provided in Section 6.11(b)(ii), as between the members of the SpinCo Group and RemainCo Group, SpinCo shall, or shall cause the applicable member of the SpinCo Group to, undertake and control the response to (including, without limitation, undertaking and controlling any environmental investigations, monitoring, remediation or other actions with respect to such Liability and controlling the defenses of any Actions related thereto (collectively, “Response Actions”)) to any and all SpinCo Environmental Liabilities (including any and all Legacy SpinCo Environmental Liabilities) and RemainCo shall, or shall cause the applicable member of the RemainCo Group, to undertake and control the Response Actions to any and all RemainCo Environmental Liabilities.

(ii) RemainCo shall have the right, but not the obligation to conduct and control the Response Actions required to address any RemainCo Historic Operations Environmental Liabilities subject to any right of any third parties to the extent that the right to undertake such Response Action is given to such third party pursuant to an agreement existing as of the Distribution Date. SpinCo shall have the right, but not the obligation, to conduct and control the Response Actions required to address any SpinCo Historic Operations Environmental Liabilities.

(iii) The Party (and members of its Group) undertaking and controlling the Response Action pursuant to clauses (i) and (ii) shall be referred to as the “Performing Party” and the Party of the other Group shall be referred to as the “Non-Performing Party.”

(c) Remediation Procedures. The following procedures shall apply to Response Actions at any real property owned by the Non-Performing Party or at which the Non-Performing Party is the primary tenant:

(i) the Performing Party shall take reasonable precautions to minimize any interference with or disruption of the operations of the property owners or any other parties that have operations at the site (including third parties) (each such party that is a member of either Group, a “Non-Performing Impacted Party”), including obtaining the owner’s or the other operating parties’, as applicable, prior written Consent to any Response Action that would reasonably be expected to substantially interfere with or disrupt the operations of such Person at the affected real property, which Consent shall not be unreasonably withheld, conditioned or delayed;

(ii) the Non-Performing Party shall, and shall cause the other members of the such Group to, provide reasonable access to, and reasonably cooperate with, the Performing Party in its performance of any Response Action with respect to any RemainCo Historic Operations Environmental Liabilities or SpinCo Historic Operations Environmental Liabilities (as the case may be) for which the Non-Performing Party is the owner or primary tenant of the applicable real property;

(iii) the Performing Party shall use reasonable efforts to avoid and minimize any harm to any persons or damage to real or personal property of the Other Party or any member of its Group or any of their respective representative, and shall be responsible for any harm or damages resulting from the performance of any such Response Action, except to the extent such harm or damage results from the negligence or willful misconduct of such Other Party or any member of its Group or any of their respective representatives; and

(iv) all required Response Actions shall be diligently and expeditiously performed in compliance with all applicable Laws, including Environmental Laws and worker health and safety Laws.

(v) All Response Actions subject to this Section 6.11(c) shall meet the applicable standards, regulations, or requirements of applicable Law, including applicable Environmental Law or, where an applicable Governmental Entity with or asserting jurisdiction is supervising such Response Action, required by such Governmental Entity, (the “Appropriate Remediation Standard”). In furtherance of and to the extent consistent with the foregoing, each Party (on behalf of itself and the other members of their respective Groups) agrees to utilize institutional controls and engineering controls (including capping, signs, fences and deed restrictions on the use of real property, soils or groundwater) to satisfy the Appropriate Remediation Standard and to cooperate in obtaining all necessary approvals of the use of such controls; provided that such controls do not prevent or materially interfere with the continued operation or reasonable future expansion of the operations on such real property. Once a notice of no further action or equivalent determination with respect to such matter has been issued by a Governmental Entity (or, if the Governmental Entity has delegated authority to conduct and certify the completion of a Response Action to a licensed professional, upon notice of the applicable Governmental Entity’s receipt and acceptance of such licensed professional’s certification), the Indemnifying Party shall have no further obligations with respect to such matter, other than with respect to any Indemnifiable Losses arising out of (i) any Third Party Claims relating to such matter and (ii) the performance of and any costs associated with any ongoing operations and maintenance, if any, required with respect to the Response Action, including inspections and repair of any engineering controls, ongoing pumping and treating of impacted groundwater (including any material equipment or system repairs, replacements or required upgrades), ongoing groundwater monitoring and related reporting, and the provision of any required financial assurance, provided that the Indemnitee shall be responsible for the performance of and any costs associated with any and all ongoing operations and maintenance relating to the following obligations: (A) any institutional controls, including any deed restrictions or land use controls and reporting obligations related to the same; (B) monitoring, maintenance, repair and reporting associated with a cap used as part of the remedy, but only to the extent that the cap consists of (x) the buildings at the site, (y) asphalt or similar materials already present at the site or that are used at the site for purposes in addition to the Response Action (i.e., parking), or (z) landscaping; and (C) groundwater monitoring associated with a natural monitored attenuation remedy. The Indemnifying Party shall have the right to transfer to the Indemnitee (upon payment of the amount set forth in this sentence as mutually agreed in writing by the Indemnifying Party and Indemnitee or determined pursuant to the procedures set forth in Article VIII) its obligations for its ongoing operations and maintenance costs, if any, with respect to engineering controls approved as part of a no further action, equivalent determination or certification if the Indemnifying Party agrees to pay to the Indemnitee a sum equal to the present value of the reasonably estimated future costs of said engineering controls (where the period of time used for such present value calculation shall be the entire period for which it is reasonably anticipated that such continuing obligations will be performed, but no more than thirty (30) years, and the discount rate shall be reasonable). If the Indemnifying Party and the Indemnitee cannot mutually agree in writing on the amount set forth in the preceding sentence, such disagreement shall be resolved in accordance with the procedures set forth in Article VIII of this Agreement. In the event that any Governmental Entity reopens or otherwise modifies any determination related to the notice of no further action or equivalent determination, or notice of receipt and acceptance of the licensed professional’s certification, such that additional Response Actions are required, the Indemnifying Party shall indemnify the Indemnitee for any Liabilities associated with the reopening or modification of such determination that would have otherwise constituted Indemnifiable Losses of such Indemnitee.

Section 6.12 Non-Applicability to Taxes. None of Section 6.4, Section 6.5, Section 6.6 or Section 6.9 shall apply to Tax Contests, which shall be governed exclusively by the Tax Matters Agreement. Except as otherwise specifically provided herein, the Parties’ rights and obligations with respect to Taxes, including indemnification for Taxes and other Tax matters and any procedures related thereto, shall be exclusively governed by the Tax Matters Agreement and, in the event of any inconsistency between the Tax Matters Agreement and this Agreement, the Tax Matters Agreement shall control.

ARTICLE VII

ACCESS TO INFORMATION; PRIVILEGE; CONFIDENTIALITY

Section 7.1 Agreement for Exchange of Information; Archives.

(a) Other than (i) in circumstances in which indemnification is sought pursuant to Article VI (in which event the provisions of such Article VI will govern), (ii) for matters related to the provision of Tax Records (in which event the Tax Matters Agreement will govern), (iii) for matters related to the provision of Employee Records (in which event the Employee Matters Agreement will govern), (iv) for matters related to the separation of Information (which shall be governed by Section 5.2), and (v) in the case of an Adversarial Action or threatened Adversarial Action, and subject to Section 7.1(b) and the restrictions contained in this Article VII with respect to Privileged Information, Confidential Information, and Personal Data, each of RemainCo and SpinCo, on behalf of its respective Group, shall provide, or cause to be provided, to the Other Party (and its designated representatives), at any time after the Distribution Date, and until the date on which such Party is required to retain, or cause to be retained, the Information requested pursuant to this Section 7.1(a) in accordance with Section 7.4, and subject to compliance with the terms of the Ancillary Agreements, as soon as reasonably practicable after written reasonable request therefor by, and at the expense of, such requesting Party for specific and identified Information reasonable access during normal business hours to (i) any Information relating to time periods on or prior to the Distribution Date in the possession or under the control of such respective Group, which RemainCo or SpinCo, or any member of its respective Group, as applicable, reasonably needs, or appropriate copies of such written or electronic documentary Information (or the originals thereof if the applicable member of the Group has a reasonable need for such originals) (A) to comply with reporting, disclosure, filing or other requirements imposed on RemainCo or SpinCo, or any member of its respective Group, as applicable (including under applicable securities Laws), by any national securities exchange or any Governmental Entity having jurisdiction over RemainCo or SpinCo, or any member of its respective Group, as applicable, (B) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, regulatory, litigation, Action or other similar requirements or (C) to comply with its obligations under this Agreement (other than with respect to those obligations in Section 2.2) or any Ancillary Agreement, including to complete the separation of Assets (including Records) as contemplated hereby and (ii) all Information that is owned by such requesting Party pursuant to this Agreement or any Ancillary Agreement; in each case, that, as of immediately following the Effective Time, are in existence and in the reasonable possession or control of the Party being requested for such Information or one of its Group members, as applicable, and except to the extent already in the possession of the receiving Party or one of its Group members; provided, however, that to the extent any originals are delivered to a Party pursuant to this Agreement or the Ancillary Agreements, such Party shall, and shall cause the other members of its Group (and each of its and their respective then-Affiliates) to, at its own expense, return such Information to the Other Party within a reasonable time after the need to retain such originals has ceased. The receiving Party shall use any Information received pursuant to Section 7.1(a)(i) solely to the extent reasonably necessary to satisfy the applicable obligations or requirements described in clause (A), (B) or (C) of the immediately preceding sentence.

(b) In the event that either RemainCo or SpinCo determines that the disclosure of any Information or other materials pursuant to Section 7.1(a) would reasonably be expected to be significantly commercially detrimental, violate any Law or Contract or waive or jeopardize any Privilege, such Party shall not be required to provide access to or furnish such Information or other materials to the Other Party; provided, however, that both RemainCo and SpinCo shall take all commercially reasonable measures to permit compliance with Section 7.1(a) in a manner that avoids any such harm or consequence; provided, further, that in the event disclosure of any such Information or materials would violate a Contract with a third party, each Party shall use commercially reasonable efforts to seek to obtain the Consent of such third party to the disclosure of such Information or materials. Both RemainCo and SpinCo intend that any provision of access to or the furnishing of Information or other materials pursuant to this Section 7.1 that would otherwise be within the ambit of any Privilege shall not operate as waiver of such Privilege.

(c) RemainCo and SpinCo each agrees that it will only process Personal Data provided to it by the other Group in accordance with Section 7.10.

Section 7.2 Ownership of Information. Any Information or other materials owned by one Party or any member of its Group that is provided to a requesting Party hereunder shall be deemed to remain the property of the providing Party (or member of its Group). Except as specifically set forth herein, nothing herein shall be construed as granting or conferring rights to any Party (or member of its Group) of license or otherwise in any such Information or other materials, whether by implication, estoppel or otherwise. Notwithstanding anything to the contrary, RemainCo may retain copies of any Information assigned to SpinCo in connection with the Distribution in compliance with its records retention policies or routine IT processes; provided, that RemainCo shall only use such retained Information as necessary to comply with its legal, audit or regulatory requirements or professional standards or as otherwise permissible under, or required pursuant to, this Agreement or any Ancillary Agreement.

Section 7.3 Compensation for Providing Information. Upon the presentation of invoices therefor, RemainCo and SpinCo shall reimburse each other for the reasonable costs, if any, in complying with a request for Records or Information pursuant to this Article VII. Except as may be otherwise specifically provided elsewhere in this Agreement, such costs shall be computed in accordance with SpinCo’s or RemainCo’s, as applicable, standard methodology and procedures, but shall not include (i) any mark-up above actual costs, (ii) the costs of salaries and benefits of employees of such Party (or its Group or any of its or their respective then-Affiliates) or (iii) any pro rata portion of overhead or other costs of employing such employees which would have been incurred by such employees’ employer regardless of the employees’ service with respect to the foregoing.

Section 7.4 Record Retention. To facilitate the possible exchange of Information pursuant to this Article VII and other provisions of this Agreement, each Party shall use its reasonable best efforts, at such Party’s sole cost and expense, to retain all Information in such Party’s possession relating to the Other Party or its Business, Assets or Liabilities, this Agreement or the Ancillary Agreements in accordance with its respective record retention policies or such longer period as required by Law, this Agreement or the Ancillary Agreements, or for compliance with any applicable “litigation hold”. Each of RemainCo and SpinCo shall use their reasonable best efforts to maintain and continue their respective Group’s compliance with all “litigation holds” applicable to any Information in its possession for the pendency of the applicable matter, irrespective of any record retention policies or the requirements of this Section 7.4, and will provide timely notice of any legal hold that may implicate Information in possession of the Other Party, or any lifting or release of any such legal hold, as may arise following the Effective Time.

Section 7.5 Limitations of Liability.

(a) Each of RemainCo (on behalf of itself and each other member of the RemainCo Group) and SpinCo (on behalf of itself and each other member of the SpinCo Group) understands and agrees that any Information provided by or on behalf of or made available by or on behalf of any Party (or any other member of either Group) pursuant to this Agreement shall be on an “as is,” “where is” basis and neither Party is representing or warranting in any way as to the accuracy or sufficiency of any such Information exchanged or disclosed under this Agreement.

(b) Neither RemainCo nor SpinCo shall have any Liability to the Other Party in the event that any Information exchanged or provided pursuant to this Agreement that is an estimate or forecast, or that is based on an estimate or forecast, is found to be inaccurate. Neither RemainCo nor SpinCo shall have any Liability to the Other Party if any Information is destroyed after reasonable best efforts by SpinCo or RemainCo, as applicable, to comply with the provisions of Section 7.4.

Section 7.6 Production of Witnesses; Records; Cooperation.

(a) Without limiting any of the rights or obligations of the Parties pursuant to Section 7.1 or Section 7.4, after the Distribution Date, except in the case of an Adversarial Action or threatened or contemplated Adversarial Action, each of RemainCo and SpinCo shall take all reasonable steps to make available, upon written request, (i) the former, current and future directors, officers, employees, other personnel and agents of the Persons in its respective Group (whether as witnesses or otherwise) and (ii) any Records within its control or that it otherwise has the ability to make available, in each case, to the extent that such Person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or Records may reasonably be required in connection with any Action or threatened or contemplated Action, (including preparation for any such Action) in which either RemainCo or SpinCo or any Person or Persons in its Group, as applicable, may from time to time be involved, regardless of whether such Action or threatened or contemplated Action is a matter with respect to which indemnification may be sought hereunder. The requesting Party shall bear all reasonable out-of-pocket costs and expenses in connection therewith.

(b) The obligation of RemainCo and SpinCo, pursuant to this Section 7.6, to take all reasonable steps to make available former, current and future directors, officers, employees and other personnel and agents or provide witnesses and experts, except in the case of an Adversarial Action or threatened or contemplated Adversarial Action, is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to make available employees and other officers without regard to whether such individual or the employer of such individual could assert a possible business conflict. Without limiting the foregoing, each of RemainCo and SpinCo agrees that neither it nor any Person or Persons in its respective Group will take any adverse action against any employee of its Group based on such employee’s provision of assistance or information to each other pursuant to this Section 7.6.

Section 7.7 Privileged Matters.

(a) Pre-Distribution Services. The Parties recognize that legal and other professional services that have been and will be provided prior to the Distribution (whether by outside counsel, in-house counsel or other legal professionals) have been and will be rendered for the collective benefit of each of the members of the RemainCo Group and the SpinCo Group, including, but not limited to, with respect to this Agreement, the Ancillary Agreements, any other agreement related to the transactions contemplated hereby or thereby or the negotiations, structuring and transactions contemplated hereby and thereby (collectively, “Collective Benefit Services”), and that each of the members of the RemainCo Group and the SpinCo Group shall be deemed to be the client with respect to such services for the purposes of asserting all privileges, immunities or other protections from disclosure which may be asserted under applicable Law, including attorney-client privilege, business strategy privilege, joint defense privilege, common interest privilege, and protection under the work-product doctrine (“Privilege”). With respect to all Information subject to Privilege (“Privileged Information”), the Parties shall have a shared Privilege for Privileged Information relating to Collective Benefit Services. Privileged Information includes, but is not limited to, services rendered by legal counsel retained or employed by any Party (or any member of such Party’s respective Group), including outside counsel and in-house counsel. Notwithstanding the foregoing, the Parties acknowledge and agree that in any Adversarial Action with respect to this Agreement, the Ancillary Agreements, any other agreement related to the transactions contemplated hereby or thereby or the negotiations, structuring and transactions contemplated hereby and thereby, RemainCo shall be entitled, in its sole and absolute discretion, to control all Privileges, including any assertion or waiver of such Privileges, in connection with Collective Benefit Services relating to such matters.

(b) Post-Distribution Services. Each Party, on behalf of itself and each other member of its Group, recognizes that legal and other professional services will be provided following the Distribution Date, which services will be rendered solely for the benefit of the RemainCo Group or the SpinCo Group, as the case may be, while other such post-Distribution services following the Distribution Date may be rendered with respect to claims, proceedings, litigation, disputes, or other matters which involve members of both Groups. With respect to such post-Distribution services and related Privileged Information, each of the Parties, on behalf of itself and each other member of its Group, agrees as follows:

(i) RemainCo shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information that relates solely to the RemainCo Business and not to the SpinCo Business, whether or not the Privileged Information is in the possession of or under the control of any member of the RemainCo Group or any member of the SpinCo Group. RemainCo shall also be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with any Privileged Information that relates solely to any RemainCo Assets or RemainCo Liabilities and not any SpinCo Assets or SpinCo Liabilities in connection with any Actions that are now pending or may be asserted in the future, whether or not the Privileged Information is in the possession or under the control of any member of the RemainCo Group or any member of the SpinCo Group.

(ii) SpinCo shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information that relates solely to the SpinCo Business and not to the RemainCo Business, whether or not the Privileged Information is in the possession of or under the control of any member of the RemainCo Group or any member of the SpinCo Group. SpinCo shall also be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with any Privileged Information that relates solely to any SpinCo Assets or SpinCo Liabilities and not any RemainCo Assets or RemainCo Liabilities in connection with any Actions that are now pending or may be asserted in the future, whether or not the Privileged Information is in the possession or under the control of any member of the SpinCo Group or any member of the RemainCo Group.

(iii) If the Parties do not agree as to whether certain information not allocated pursuant to Sections 7.7(b)(i)-(ii) is Privileged Information, then such Information shall be treated as Privileged Information, and the Party that believes that such information is Privileged Information shall be entitled to control the assertion or waiver of all Privileges in connection with any such information until such time as it is determined (in accordance with Section 7.7(g)) that such information is not Privileged Information or unless the Parties otherwise agree.

(A) Neither Party may waive, allege or purport to waive, any Privilege which could be asserted under any applicable Law and in which the Other Party has a shared Privilege, without the consent of the Other Party, which shall not be unreasonably withheld, delayed or conditioned; consent shall be in writing, or shall be deemed to be granted unless written objection is made within thirty (30) days after written notice by the requesting Party to the Other Party.

(B) If a dispute arises between or among the Parties or their respective Subsidiaries regarding whether a Privilege should be waived to protect or advance the interest of any Party, each Party agrees that it shall negotiate in good faith, and shall endeavor to minimize any prejudice to the rights of the Other Party, and not unreasonably withhold, delay or condition consent to any request for waiver by the Other Party.

(C) If the Parties have not resolved the dispute by the fifteenth (15th) day after receipt of written notice and a Party determines that a Privilege should nonetheless be waived to protect or advance its interest, such Party shall provide the Other Party with written notice of such waiver, provided that the waiver shall not take effect until the fifteenth (15th) day after service of written notice on the Other Party. Each Party specifically agrees that (x) failure within such fifteen (15) day period to commence proceedings in accordance with Article VIII to enjoin such waiver under applicable Law shall be deemed full and effective consent to such waiver, and (y) if such proceedings are commenced, such Privilege shall not be waived unless the final determination of such dispute is rendered.

(D) Any disagreement between the Parties regarding the assertion, waiver or control of any Privilege or the production of any Privileged Information under this Section 7.7(b) shall be resolved exclusively in accordance with Section 7.7(g).

(c) Subject to the remaining provisions of this Section 7.7, the Parties agree that RemainCo shall be entitled, in perpetuity, to control the assertion or waiver of all Privileges in connection with Privileged Information that does not relate solely to the RemainCo Business or solely to the SpinCo Business and that is not allocated pursuant to Section 7.7(b) in connection with any Actions or threatened or contemplated Actions or other matters that involve both Parties (or one or more members of their respective Groups) and in respect of which both Parties have Liabilities under this Agreement. RemainCo agrees, on behalf of itself and each member of the RemainCo Group, not to intentionally disclose or otherwise intentionally waive any such Privilege without the prior written consent of SpinCo, which consent shall not be unreasonably withheld, conditioned or delayed. Upon the reasonable request of RemainCo or SpinCo, in connection with any Action or threatened or contemplated Action involving Privileged Information subject to a shared Privilege or otherwise subject to this Article VII, other than any Adversarial Action or threatened or contemplated Adversarial Action, RemainCo and SpinCo will enter into a mutually acceptable common interest agreement so as to maintain to the extent practicable any Privilege of any member of either Group, mutatis mutandis. Any dispute regarding RemainCo’s control, assertion or waiver of Privileges under this Section 7.7(c) shall be resolved in accordance with Section 7.7(g).

(d) Upon receipt by either Party, or by any member of its respective Group, of any subpoena, discovery or other request (or of written notice that it will or has received such subpoena, discovery or other request) that may reasonably be expected to result in the production or disclosure of Privileged Information subject to a shared Privilege or as to which the Other Party has the sole right hereunder to assert a Privilege, or if either Party obtains knowledge or becomes aware that any of its, or any member of its respective Group’s, current or former directors, officers, agents or employees have received any subpoena, discovery or other requests (or have received written notice that they will or have received such subpoena, discovery or other requests) that may reasonably be expected to result in the production or disclosure of such Privileged Information, such Party shall promptly notify the Other Party of the existence of any such subpoena, discovery or other request (and, in any event, use commercially reasonable efforts to do so within five(5) Business Days upon the receipt or knowledge thereof) and shall provide the Other Party a reasonable period of time following such notice (which period shall be no less than five (5) Business Days or, if compliance with such subpoena, discovery or other request is required sooner, such shorter period as remains prior to the date compliance is required) to review the Privileged Information and to assert any rights it or they may have, under this Section 7.7 or otherwise, to prevent the production or disclosure of such Privileged Information; provided that if such Party is prohibited by applicable Law from disclosing the existence of such subpoena, discovery or other request, such Party shall instead use reasonable best efforts, consistent with applicable Law, to provide the Other Party written notice of such information as is not prohibited from being disclosed and as is necessary to enable the Other Party to review the Privileged Information and assert its rights under this Section 7.7 or otherwise to prevent the production or disclosure of such Privileged Information. The Other Party must cooperate with respect to all reasonable procedures sought to be pursued by the Party whose Privileged Information may be affected. If the Other Party timely seeks a protective order or other appropriate relief to prevent disclosure of such Privileged Information, the Party that received such subpoena, discovery or other request shall not produce or disclose any such Privileged Information before a determination by the court or agency from which the subpoena, discovery or other request issued, unless such Party has obtained the Other Party’s prior written permission. The Other Party shall bear the burden and expense of seeking protection of such Privileged Information in that court or agency. In no event shall anything in this Section 7.7 be interpreted to require a Party served with a subpoena, discovery or other request to violate a court order or rule or any applicable Law.

(e) Except for Information provided in the context of any Adversarial Action or contemplated Adversarial Action between the Parties, the Parties agree that their respective rights to any access to Information, witnesses and other Persons, the furnishing of notices and documents and other cooperative efforts between the Parties contemplated by this Agreement, and the transfer of Privileged Information between the Parties and members of their respective Groups pursuant to this Agreement, are pursuant to a common legal interest, and such Privileged Information shall remain Privileged notwithstanding the exchange of such Privileged Information between the Parties. The Parties further agree that (i) the inadvertent exchange by one Party to the Other Party of any Information that should not have been exchanged pursuant to the terms of this Section 7.7 shall not be deemed to constitute a waiver of any Privilege that has been or may be asserted under this Agreement or otherwise with respect to such Privileged Information and (ii) upon notice, the Party receiving such Privileged Information shall promptly return such Privileged Information to the Party who has the right to assert the Privilege or, at such Party’s direction, destroy or sequester such Privileged Information, and shall not use or disclose it.

(f) Notwithstanding the foregoing, the Parties acknowledge and agree that in any Adversarial Action with respect to this Agreement, the Ancillary Agreements, any other agreement related to the transactions contemplated hereby or thereby or the negotiations, structuring and transactions contemplated hereby and thereby:

(i) Neither Party may waive any Privilege in connection with Collective Benefit Services relating to such matters without the prior written consent of the Other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that consent shall be deemed to have been given unless written objection is made within thirty (30) days after written notice by the requesting Party to the Other Party setting forth in reasonable detail the Privileged Information proposed to be disclosed, the purpose of such disclosure, and the potential impact of such disclosure on the Other Party’s interests;

(ii) If the Parties are unable to agree on whether such Privilege should be waived, either Party may submit the dispute for resolution in accordance with Section 7.7(g) ; provided that no waiver shall take effect pending final resolution of such dispute;

(iii) Each Party shall be entitled to assert Privilege in connection with Collective Benefit Services to the extent necessary to protect its own interests in such Adversarial Action, and neither Party’s assertion of such Privilege shall be deemed a waiver of the Other Party’s shared interest in such Privileged Information; and

(iv) In the event that a Party determines, in its reasonable judgment, that disclosure of Privileged Information relating to Collective Benefit Services is necessary for the prosecution or defense of its claims in such Adversarial Action, such Party shall provide the Other Party with no less than thirty (30) days’ prior written notice, specifying the Privileged Information at issue and the basis for such determination, and the Other Party shall have the right to seek a protective order or other appropriate relief from the Arbitral Tribunal prior to any such disclosure.

(g) Privilege Dispute Resolution. Notwithstanding anything to the contrary in this Agreement, including Article VIII, any dispute, controversy or disagreement between the Parties arising out of or relating to this Section 7.7, including any disagreement regarding (1) whether any information constitutes Privileged Information, (2) which Party is entitled to control the assertion or waiver of any Privilege, (3) whether any Privilege may or should be waived, (4) whether any Privileged Information may be produced or disclosed, or (5) the existence or scope of any shared Privilege or common interest hereunder (each, a “Privilege Dispute”), shall be resolved exclusively in accordance with the procedures set forth in this Section 7.7(g), and shall not constitute a Dispute for purposes of Article VIII.

(i) The Party asserting a position giving rise to a Privilege Dispute shall promptly, and in any event within five (5) Business Days after becoming aware of the disagreement, deliver written notice to the Other Party (a “Privilege Dispute Notice”) identifying with reasonable particularity the information at issue, the Privilege asserted or contested, and the basis for such Party’s position.

(ii) For five (5) Business Days after delivery of the Privilege Dispute Notice, an authorized representative for each Party shall consult in good faith to resolve the Privilege Dispute; provided that the Parties may extend this period by mutual written agreement.

(iii) If the Privilege Dispute is not resolved within such period, either Party may submit the Privilege Dispute to a single neutral, who shall be appointed by mutual agreement within five (5) Business Days or, failing agreement, appointed by JAMS on an expedited basis, and who shall be a retired federal or state judge or an attorney with at least ten (10) years of experience in complex commercial litigation and privilege matters and shall be independent of, and free of any material relationship with, either Party and its Group (the “Privilege Neutral”).

(iv) The Privilege Dispute shall be determined on an expedited, documents-only basis in accordance with a schedule agreed by the Parties (or, failing agreement, set by the Privilege Neutral), which shall in each case provide for the prompt resolution of the Privilege Dispute; pursuant to that schedule, each Party shall submit a brief not exceeding a reasonable length agreed by the Parties, a privilege log describing the disputed material, and, if requested by the Privilege Neutral, an in camera copy of the disputed material; there shall be no depositions or other discovery and no live hearing unless the Privilege Neutral determines other evidentiary submissions or a hearing is necessary; and the Privilege Neutral shall issue a reasoned written determination as promptly as practicable following the close of submissions. Submission of material to the Privilege Neutral shall not constitute a waiver of any Privilege as against any Person; and the fees and expenses of the Privilege Neutral shall be borne equally by the Parties, with each Party bearing its own costs and fees.

(v) The Privilege Neutral’s determination shall be final and binding on the Parties and each member of their respective Groups solely as to the Privilege question presented, and judgment thereon may be entered in any court of competent jurisdiction; the Privilege Neutral shall have no authority to award damages or any other relief, to modify any provision of this Agreement, or to determine any issue other than the Privilege Dispute submitted.

(vi) Pending final determination of a Privilege Dispute, the disputed information shall be treated as Privileged Information and no waiver of Privilege and no production or disclosure of Privileged Information shall be effective; each Party retains the right to seek interim or injunctive relief from a court of competent jurisdiction or, if constituted, the Privilege Neutral, to prevent disclosure pending determination;

and if any such court order is issued, the Parties shall use best efforts to stay any applicable deadline pending resolution of the Privilege Dispute.

(vii) The dispute resolution provisions of Section 8.1 shall not apply to Privilege Disputes.

Section 7.8 Confidential Information; Non-Use.

(a) Notwithstanding any termination of this Agreement, each Party shall, and shall cause each of the other members of its Group to, hold, and cause each of their respective officers, employees, agents, consultants and advisors to hold, in strict confidence, and not to disclose or release or except as otherwise permitted by this Agreement, use, including for any ongoing or future commercial purpose, without the prior written consent of each Party to whom (or to whose Group) the Confidential Information relates (which may be withheld in each such Party’s sole and absolute discretion), any and all Confidential Information concerning or belonging to the Other Party or any member of its Group; provided that each Party may disclose, or may permit disclosure of, such Confidential Information (i) to its (or any member of its Group’s) respective auditors, attorneys and other appropriate consultants and advisors who have a need to know such Confidential Information for auditing and other non-commercial purposes and are informed of the confidentiality and non-use obligations to the same extent as is applicable to the Parties and in respect of whose failure to comply with such obligations, the applicable Party will be responsible, (ii) if any Party or any member of its Group is required or compelled to disclose any such Confidential Information by judicial or administrative process or by other requirements of Law or stock exchange rule, (iii) to the extent required in connection with any Adversarial Action, (iv) to the extent necessary in order to permit a Party (or member of its Group) to prepare and disclose its financial statements in connection with any regulatory filings or Tax Returns, (v) to the extent necessary for a Party (or member of its Group) to enforce its rights or perform its obligations under this Agreement, (vi) to Governmental Entities in accordance with applicable procurement regulations and contract requirements or (vii) to other Persons in connection with their evaluation of, and negotiating and consummating, a potential strategic transaction, to the extent reasonably necessary in connection therewith, provided an appropriate and customary confidentiality agreement has been entered into with the Person receiving such Confidential Information. Notwithstanding the foregoing, in the event that any demand or request for disclosure of Confidential Information is made by a third party that relates to clause (ii), (iii), or (vi) above, each Party, as applicable, shall promptly notify (to the extent permissible by Law) the Party to whom (or to whose Group) the Confidential Information relates of the existence of such request, demand or disclosure requirement and shall provide such Party (or any applicable member of its Group) a reasonable opportunity to seek an appropriate protective order or other remedy, which such Parties shall, and shall cause the other members of their respective Group to, cooperate in obtaining to the extent reasonably practicable. In the event that such appropriate protective order or other remedy is not obtained, the Party who is (or whose Group’s member is) required to make such disclosure shall or shall cause the applicable member of its Group to furnish (at the expense of the Party seeking to limit such request, demand or disclosure requirement), or cause to be furnished, only that portion of the Confidential Information that is legally required to be disclosed and shall take commercially reasonable steps to ensure that confidential treatment is accorded to such Confidential Information (at the expense of the Party seeking (or whose Group’s member is seeking) to limit such request, demand or disclosure requirement).

(b) Notwithstanding anything to the contrary set forth herein, (i) a Party shall be deemed to have satisfied its obligations hereunder with respect to maintaining the confidentiality of Confidential Information if it exercises, and causes the other members of its Group to exercise, at least the same degree of care (but no less than a commercially reasonable degree of care) as such Party takes to preserve confidentiality for its own similar Information and (ii) confidentiality obligations provided for in any agreement between each Party or another member of its Group and its or their respective past or present employees as of the Distribution Date shall remain in full force and effect. Notwithstanding anything to the contrary set forth herein, Confidential Information (other than Intellectual Property (which shall exclusively be governed by the Intellectual Property Matters Agreement and other applicable Ancillary Agreements) and Personal Data (which shall exclusively be governed by Section 7.10 and other applicable Ancillary Agreements)) of any Party (or another member of its Group) rightfully in the possession of and used by the Other Party (or another member of its Group) in the operation of its Business as of the Distribution Date may continue to be used by such Party (or the applicable members of its

Group) in possession of such Confidential Information in and only in the operation of the SpinCo Business or the RemainCo Business, as the case may be; provided that such Confidential Information may only be used by such Party or the applicable members of its Group and its and their respective officers, employees, agents, consultants and advisors in the specific manner and for the specific purposes for which it is used as of the date of this Agreement and may only be shared with additional officers, employees, agents, consultants and advisors of such Party (or Group member) on a need-to-know basis exclusively with regard to such specified use; provided, further, that such use is not competitive in nature, and may be used only so long as the Confidential Information is maintained in confidence and not disclosed in violation of Section 7.8(a), except that such Confidential Information may be disclosed to third parties other than those listed in Section 7.8(a), provided that such disclosure to such other third parties and any associated use of such Information must be pursuant to a written agreement containing confidentiality obligations at least as protective of the Parties’ rights to such Confidential Information as those contained in this Agreement. Such continued right to use may not be transferred (directly or indirectly) to any third party without the prior written consent (not to be unreasonably withheld, conditioned or delayed) of the applicable Party, except pursuant to Section 11.9.

(c) Each of RemainCo and SpinCo acknowledges, on behalf of itself and each other member of its Group, that it and the other members of its Group may have in their possession confidential or proprietary Information of third parties that was received under confidentiality or non-disclosure agreements with each such third party while such Party or members of its Group were Subsidiaries of RemainCo. Each of RemainCo and SpinCo shall, and shall cause the other members of its Group to, hold and cause its and their respective representatives, officers, employees, agents, consultants and advisors (or potential buyers) to hold, in strict confidence the confidential and proprietary Information of third parties to which they or any other member of their respective Groups has access, in accordance with the terms of any agreements entered into prior to the Distribution between one or more members of the RemainCo Group or SpinCo Group (whether acting through, on behalf of, or in connection with, the separated Businesses) and such third parties.

(d) Notwithstanding any other provision of this Section 7.8, (i) the disclosure and sharing of Privileged Information shall be governed solely by Section 7.7, (ii) Confidential Information expressly permitted to be used and sublicensed under the Intellectual Property Matters Agreement, Transition Services Agreement, Cross-Supply Agreements or any other Ancillary Agreement shall be governed by the terms and conditions of such agreements, respectively and (iii) to the extent that another Contract pursuant to which a Party or its Affiliate is bound specifically provides that certain information covered under this Section 7.8 shall be held confidential on a basis that is more protective of such information or for a longer period of time than provided for in this Section 7.8, then the applicable provisions contained in such other Contract shall control with respect thereto.

Section 7.9 Personal Data. Each Party and its respective Affiliates shall comply with the terms and conditions of the Data Transfer Agreement in the Processing of any Personal Data under this Agreement and any Ancillary Agreement.

Section 7.10 Non-Applicability to Taxes. The Tax Matters Agreement, and not this Article VII, shall govern access to and the retention and exchange of Tax Returns, schedules and workpapers and all material Records or other documents relating to Tax matters.

ARTICLE VIII

DISPUTE RESOLUTION

Section 8.1 Negotiation and Arbitration.

(a) In the event of a controversy, dispute or Action between the Parties arising out of, in connection with, or in relation to this Agreement, any Ancillary Agreement or any of the transactions contemplated hereby or thereby, including with respect to the interpretation, performance, nonperformance, validity or breach thereof, and including, but not limited to, any question of the arbitral tribunal’s jurisdiction, the existence, scope or validity of this arbitration agreement or the arbitrability of any claim, and any controversy, dispute or Action related to Section 7.7 concerning Privilege issues (a “Dispute”), the following provisions shall apply, unless expressly specified herein, or with respect to any Ancillary Agreement, except as expressly specified therein.

(b) Each Party shall establish a separation management office (each a “SMO”), consisting of delegates nominated by management of each Party, and each of SpinCo and RemainCo’s SMOs shall arrange to meet on a monthly basis following the Separation, unless otherwise mutually agreed. The first meeting of the SMOs shall occur no later than thirty (30) days following the Separation unless otherwise mutually agreed by each Party. On mutual agreement of both the SpinCo and RemainCo SMOs, the SMOs shall have the authority to and may elect to resolve a Dispute at any time prior to delivery of a General Dispute Notice.

(c) Negotiation. The following procedures shall apply with respect to Disputes, except in cases of Disputes related to Section 7.7 concerning Privilege issues (in which case the procedure in Section 7.7(b) shall apply):

(i) Within thirty (30) days following the Separation, each Party shall appoint a representative by written notice to the Other Party in writing (email being sufficient) who shall be responsible for administering Disputes governed by this Article VIII (each an “Appointed Representative”). The Appointed Representative shall have the authority to resolve any such disputes. At any time following the Separation, either Party may appoint a new Appointed Representative by providing written notice (email being sufficient) to the other Party.

(ii) Subject to Article VI, at such time as a Dispute arises, (A) any Party shall deliver written notice of such Dispute (a “General Dispute Notice”) to the other Party and (B) the Appointed Representatives shall thereupon negotiate in good faith for a reasonable period of time to settle such Dispute; provided, however, that (x) such reasonable period shall not, unless otherwise agreed by each relevant Party in writing, exceed thirty (30) days from the date of receipt by the relevant Party of the General Dispute Notice (the “General Negotiation Period”); (y) the Appointed Representatives of the Parties shall have first attempted to resolve in good faith the matters included in, related to or that had given rise to the Dispute set forth in the General Dispute Notice; and (z) the failure of any Party to deliver a General Dispute Notice shall not constitute a waiver of such Party as to the delivery of a Dispute Notice or its rights in this Section 8.1.

(iii) With respect to the subject Dispute, no Party shall be entitled to rely upon the expiry of any limitations period or contractual deadline during the period between the date of receipt of the relevant General Dispute Notice and the earlier to occur of (A) the date of any arbitration being commenced under this Section 8.1 with respect to the Dispute and (B) the later to occur of (x) one hundred and eighty (180) days after the date of receipt of the relevant General Dispute Notice and (y) the expiration of the applicable General Negotiation Period, in each case unless otherwise mutually agreed by the Parties.

(iv) All offers, promises, conduct and statements, whether oral or written, made in the course of the discussions and negotiations related to the relevant General Negotiation Period by any of the Parties (or the other members of their respective Groups), their respective agents, employees, experts and attorneys are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the Parties (or any other member of a Group) and, in any Action, shall not be admissible in any future Action between the Parties, any member of their respective Groups or any Indemnitee, including but not limited to pursuant to FRE 408 and applicable state analogues; provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the negotiation or discussion.

(d) Arbitration. If the Dispute has not been resolved in writing for any reason as of the expiration of the applicable General Negotiation Period, such Dispute shall be submitted, at the request of any Party, to final and binding arbitration administered by JAMS in accordance with the JAMS Comprehensive Arbitration Rules & Procedures then in effect (the “Rules”), except as modified herein.

(i) The arbitration shall be conducted by a three-member arbitral tribunal (the “Arbitral Tribunal”). Each arbitrator shall be mutually agreed by claimant or claimants, collectively, and the respondent or respondents, collectively within thirty (30) days after commencement of the arbitration. Any arbitrator not timely appointed shall be appointed by JAMS in accordance with the Rules. In resolving any Dispute to the extent it involves contractual issues under this Agreement, the arbitrators shall apply the governing law specified herein.

(ii) Arbitration under this Section 8.1 shall be the sole and exclusive remedy for any Dispute, and any award rendered by the arbitrators shall be final and binding on the parties and judgment thereupon may be entered in any court of competent jurisdiction having jurisdiction thereof, including any court having jurisdiction over the relevant party or its Assets.

(iii) The Arbitral Tribunal shall be entitled, if appropriate, to award any remedy, including monetary damages, specific performance and all other forms of legal and equitable relief that is in accordance with the terms of this Agreement; provided, however, that the Arbitral Tribunal shall have no authority or power to (A) limit, expand, alter, modify, revoke or suspend any condition or provision of this Agreement, (B) award punitive, exemplary, treble or similar damages, except as set forth in Section 8.1(d)(iv), or (C) review, resolve or adjudicate, or render any award or grant any relief in respect of, any issue, matter, claim or Dispute other than the specific Dispute or Disputes submitted by the parties to such Arbitral Tribunal for final and binding arbitration, including any Disputes consolidated therewith in accordance with Section 8.1(d)(vii).

(iv) The Arbitral Tribunal shall have the power to award the prevailing party its attorneys’ fees and costs reasonably incurred in the arbitration (including the fees and expenses of the arbitration, the Arbitral Tribunal’s fees and the fees and expenses of the JAMS). If any Party files an Action, without a reasonable basis for doing so, in contravention of the arbitration agreement in this Section 8.1, the Other Party shall be entitled to recover its reasonable attorneys’ fees and costs incurred in defending such Action. Each of the Parties acknowledges and agrees that a breach of the arbitration agreement in this Section 8.1 would cause irreparable harm to the non-breaching Party, entitling such Party to seek injunctive relief in addition to any other remedies available hereunder.

(v) The arbitration shall be seated in, and the award shall be rendered in, a forum that is mutually agreed between the Parties, provided, that, if the Parties are unable to decide upon a mutually agreed forum, then the arbitration shall be seated in, and the award shall be rendered in Travis County in the State of Texas. The award shall be rendered in the English language.

(vi) The arbitration and this arbitration agreement shall be governed by the Federal Arbitration Act (9 U.S.C. § 1 et seq.). The substantive law governing the merits of any Dispute shall be as set forth in Section 11.18 of this Agreement.

(vii) A Party may request consolidation of two or more arbitrations pending under the Rules into a single arbitration pursuant to the Rules. The Parties agree that two or more arbitration proceedings may be consolidated in accordance with this Section 8.1(d)(vii) and subject to the Rules even if the parties to such arbitration proceedings are not identical. Any order of consolidation issued pursuant to the Rules shall be final and binding upon the parties to the new Dispute, prior pending or subsequently-filed arbitrations. The Parties waive any right they have to appeal or to seek interpretation, revision or annulment of such order of consolidation under the Rules or in any court, to the fullest extent permitted by applicable law.

(viii) The Arbitral Tribunal (and, if applicable, Emergency Arbitrator) shall have the full authority to grant any pre-arbitral injunction, pre-arbitral attachment, interim or conservatory measure or other order in aid of arbitration proceedings (“Interim Relief”). The Parties shall exclusively submit any application for Interim Relief to only: (A) the Arbitral Tribunal; or (B) prior to the constitution of the Arbitral Tribunal, an emergency arbitrator appointed pursuant to JAMS’s then-effective procedures for emergency relief (the

“Emergency Arbitrator”). Any Interim Relief so issued shall, to the extent permitted by applicable Law, be deemed a final arbitration award for purposes of enforceability, and, moreover, shall also be deemed a term and condition of this Agreement subject to specific performance in Section 11.19. The foregoing procedures shall constitute the exclusive means of seeking Interim Relief; provided, however, that (I) the Arbitral Tribunal shall have the power to continue, review, vacate or modify any Interim Relief granted by an Emergency Arbitrator, and the Arbitral Tribunal shall apply a de novo standard of review to the factual and legal findings of the Emergency Arbitrator and conduct any such proceeding with respect to the actions of the Emergency Arbitrator on an expedited basis; and (II) in the event an Emergency Arbitrator or the Arbitral Tribunal issues an order granting, denying or otherwise addressing Interim Relief (a “Decision on Interim Relief”), any Party may apply to enforce or require specific performance of such Decision on Interim Relief in any court of competent jurisdiction.

(ix) The Parties consent and submit to the non-exclusive jurisdiction of the Court of Chancery of the State of Delaware; provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any state or federal court located in the State of Delaware (“Delaware Court”) to enforce the dispute resolution provisions in this Section 8.1, or to enforce any award, relief or decision issued by an Arbitral Tribunal (or, if applicable, Emergency Arbitrator). In any such action: (A) each of the Parties irrevocably waives, to the fullest extent it may effectively do so, any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens or any right of objection to jurisdiction on account of its place of incorporation or domicile, which it may now or hereafter have to the bringing of any such action or proceeding in any Delaware Court; and (B) each of the Parties irrevocably consents to service of process by the mailing of copies of the process to the Parties as provided in Section 11.6, with service effected in this manner becoming effective five (5) days after the mailing of the process.

(x) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.1.

(e) Confidentiality. Notwithstanding any provision of the Rules to the contrary, and unless otherwise agreed in writing by or among the Parties or permitted by this Agreement, the Parties shall keep, and shall cause the members of their applicable Group to keep, confidential all matters relating to the arbitration (including the existence of the proceeding and all of its elements and including any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions) or the award, and any negotiations, conferences and discussions pursuant to this Article VIII shall be treated as compromise and settlement negotiations; provided that such matters may be disclosed (i) to the extent reasonably necessary in any proceeding brought to enforce this Article VIII or the award or for entry of a judgment upon the award and (ii) to the extent otherwise required by Law. Nothing said or disclosed, nor any document produced, in the course of any negotiations, conferences and discussions that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration. In the event any Party makes application to any court in connection with this Section 8.1(e) (including any proceedings to enforce a final award or any Interim Relief), such Party shall take all steps reasonably within its power to cause such application, and any exhibits (including copies of any award or decisions of the Arbitral Tribunal or Emergency Arbitrator) to be filed under seal, shall oppose any challenge by any third party to such sealing, and shall give the Other Party immediate notice of such challenge. The Arbitral Tribunal shall have the authority to issue protective orders governing the treatment of confidential information disclosed during the arbitration, including designating material as “Confidential” or “Highly Confidential—Attorneys’ Eyes Only.”

Section 8.2 Continuity of Service and Performance. Unless otherwise agreed in writing, the Parties will continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Article VIII with respect to all matters not subject to such dispute resolution.

ARTICLE IX

INSURANCE

Section 9.1 Access to Insurance Policies for Pre-Distribution Matters.

(a) With respect to Liabilities of the SpinCo Group that (x) constitute SpinCo Liabilities (other than those incurred by a member of the RemainCo Group) or (y) are otherwise incurred by a member of the SpinCo Group, in each case, to the extent related to or arising from occurrences, acts, omissions or other matters prior to the Distribution Date (such Liabilities, the “Pre-Distribution SpinCo Liabilities”), any rights to insurance coverage applicable to the Pre-Distribution SpinCo Liabilities under Insurance Policies issued to any members of the RemainCo Group (the “Pre-Distribution RemainCo Insurance Policies”), are hereby assigned by RemainCo (on behalf of itself and the applicable members of its Group) to the applicable members of the SpinCo Group on that same date. RemainCo shall (or shall cause the applicable member of its Group to) provide the applicable member of the SpinCo Group with, from and after the Distribution Date, access to the applicable Pre-Distribution RemainCo Insurance Policy(ies) with respect to any bona fide claim arising out of such Pre-Distribution SpinCo Liabilities; provided that such access shall be subject to the terms, conditions and exclusions of such Pre-Distribution RemainCo Insurance Policy(ies) and any related reinsurance agreement(s), including any limits on coverage, any deductibles, retentions, retrospective premiums, and other chargeback amounts, fees, costs and expenses, and any provisions relating to the control and handling of insurance claims and the defense of any Pre-Distribution SpinCo Liability that is the subject of an insurance claim, and shall be subject to the following:

(i) Neither SpinCo nor any member of its Group shall be permitted to directly submit an insurance claim under such Pre-Distribution RemainCo Insurance Policies;

(ii) SpinCo may, or may cause the applicable member of the SpinCo Group to, submit a written request to RemainCo’s Director of Risk Management and General Counsel requesting that the applicable member of the RemainCo Group submit an insurance claim under the applicable Pre-Distribution RemainCo Insurance Policy(ies) with respect to such Pre-Distribution SpinCo Liability, and following receipt of such written request and such other documents and information as are necessary to submit such insurance claim, RemainCo shall, or shall cause the applicable member of its Group to, submit such insurance claim directly to the applicable Insurer(s); provided that SpinCo (or the applicable member of the SpinCo Group) shall (x) identify the Pre-Distribution RemainCo Insurance Policy(ies) under which SpinCo reasonably believes the Pre-Distribution SpinCo Liability should be noticed; (y) be responsible for the preparation of any documents and information that are required for the submission of such insurance claim; and (z) provide the applicable member of the RemainCo Group with such documents or other information necessary for the submission of such claim;

(iii) The members of the RemainCo Group shall reasonably cooperate with the applicable members of the SpinCo Group in the pursuit of any such claims under such Pre-Distribution RemainCo Insurance Policies, including by providing the applicable member(s) of the SpinCo Group with commercially reasonable access to the applicable Pre-Distribution RemainCo Insurance Policy(ies) upon the written request of SpinCo and by promptly remitting insurance proceeds to the applicable member(s) of the SpinCo Group;

(iv) SpinCo (or the applicable members of the SpinCo Group) shall be responsible for any payments to the applicable Insurer under such Pre-Distribution RemainCo Insurance Policy relating to its claims submissions and shall indemnify, hold harmless and reimburse RemainCo (and the applicable members of the RemainCo Group) for any deductibles, retentions, retrospective premiums and other chargeback amounts, fees, costs and expenses incurred by RemainCo (or any members of the RemainCo Group), as applicable, to the extent resulting from any access to, or any claims made by SpinCo (or any members of the SpinCo Group) under, any such Pre-Distribution RemainCo Insurance Policy provided pursuant to this Section 9.1(a) (with respect to SpinCo Liabilities), including any indemnity payments, settlements, judgments, legal fees, allocated claims expenses and claim handling fees;

(v) SpinCo (or the applicable members of the SpinCo Group) shall bear (and none of the RemainCo Group shall have any obligation to repay or reimburse any members of the SpinCo Group for) and shall be liable for all excluded, uninsured, uncovered, unavailable or uncollectible amounts of all such claims made on behalf of SpinCo or any members of the SpinCo Group under such Pre-Distribution RemainCo Insurance Policy (unless otherwise constituting a RemainCo Liability); and

(vi) No member of the SpinCo Group, in connection with making a claim under any such Pre-Distribution RemainCo Insurance Policy pursuant to this Section 9.1(a), shall take any action that would be reasonably likely to (w) have an adverse impact on the then-current relationship between any member of the RemainCo Group, on the one hand, and the applicable Insurer(s), on the other hand; (x) result in the applicable Insurer(s) terminating or reducing coverage for, or increasing the amount of any premium owed by, any member of the RemainCo Group under such Pre-Distribution RemainCo Insurance Policy; (y) otherwise compromise, jeopardize or interfere with the rights of any member of the RemainCo Group under such Pre-Distribution RemainCo Insurance Policy; or (z) otherwise compromise or impair the ability of RemainCo to enforce its rights with respect to any indemnification under or arising out of this Agreement, and RemainCo shall have the right to cause SpinCo to desist, or cause any other member of the SpinCo Group to desist, from any action that RemainCo reasonably determines would compromise or impair its rights in accordance with this clause (z); provided that this Section 9.1(a)(vi) shall not preclude or otherwise restrict any member of the SpinCo Group from reporting claims to Insurers as set forth herein in the ordinary course of business.

(b) With respect to Liabilities of the RemainCo Group that (x) constitute RemainCo Liabilities (other than those incurred by a member of the SpinCo Group) or (y) are otherwise incurred by a member of the RemainCo Group, in each case, to the extent related to or arising from occurrences, acts, omissions or other matters prior to the Distribution Date (such Liabilities, the “Pre-Distribution RemainCo Liabilities”), any rights to insurance coverage applicable to the Pre-Distribution RemainCo Liabilities under Insurance Policies issued to any members of the SpinCo Group (the “Pre-Distribution SpinCo Insurance Policies”), are hereby assigned by SpinCo (on behalf of itself and the applicable members of its Group) to the applicable members of the RemainCo Group on that same date. SpinCo shall (or shall cause the applicable member of its Group to) provide the applicable member of the RemainCo Group with, from and after the Distribution Date, access to the applicable Pre-Distribution SpinCo Insurance Policy(ies) with respect to any bona fide claim arising out of such Pre-Distribution RemainCo Liabilities; provided that such access shall be subject to the terms, conditions and exclusions of such Pre-Distribution SpinCo Insurance Policy(ies), including any limits on coverage, any deductibles, retentions, retrospective premiums, and other chargeback amounts, fees, costs and expenses and any provisions concerning the control of insurance claims and the defense of any Pre-Distribution RemainCo Liability that is the subject of an insurance claim, and shall be subject to the following:

(i) Neither RemainCo nor any member of its Group shall be permitted to directly submit an insurance claim under such Pre-Distribution SpinCo Insurance Policies;

(ii) RemainCo may, or may cause the applicable member of the RemainCo Group to, submit a written request to SpinCo’s Director of Risk Management and General Counsel requesting that the applicable member of the SpinCo Group submit an insurance claim under the applicable Pre-Distribution SpinCo Insurance Policy(ies) with respect to such Pre-Distribution RemainCo Liability, and following receipt of such written request and such other documents and information as are necessary to submit such insurance claim, SpinCo shall, or shall cause the applicable member of its Group to, submit such insurance claim directly to the applicable Insurer(s); provided that RemainCo (or the applicable member of the RemainCo Group) shall (x) identify the Pre-Distribution SpinCo Insurance Policy(ies) under which RemainCo reasonably believes the Pre-Distribution RemainCo Liability should be noticed; (y) be responsible for the preparation of any documents and information that are required for the submission of such insurance claim; and (z) provide the applicable member of the SpinCo Group with such documents, forms, or other information necessary for the submission of such claim;

(iii) The members of the SpinCo Group shall reasonably cooperate with the applicable members of the RemainCo Group in the pursuit of any such claims under such Pre-Distribution SpinCo Insurance Policies, including by providing the applicable member(s) of the RemainCo Group with commercially reasonable access to the applicable Pre-Distribution SpinCo Insurance Policy(ies) upon the written request of RemainCo and by promptly remitting insurance proceeds to the applicable member(s) of the RemainCo Group;

(iv) RemainCo (or the applicable members of the RemainCo Group) shall be responsible for any payments to the applicable Insurer under such Pre-Distribution SpinCo Insurance Policy relating to its claims submissions, and shall indemnify, hold harmless and reimburse SpinCo (and the applicable member of the SpinCo Group) for any deductibles, retentions, retrospective premiums and other chargeback amounts, fees, costs and expenses incurred by SpinCo (or any members of the SpinCo Group), as applicable, to the extent resulting from any access to, or any claims made by RemainCo (or any members of the RemainCo Group) under, any such Pre-Distribution SpinCo Insurance Policy provided pursuant to this Section 9.1(b)(iv) (with respect to RemainCo Liabilities), including any indemnity payments, settlements, judgments, legal fees, allocated claims expenses and claim handling fees;

(v) RemainCo (or the applicable members of the RemainCo Group) shall bear (and none of the SpinCo Group shall have any obligation to repay or reimburse any members of the RemainCo Group for) and shall be liable for all excluded, uninsured, uncovered, unavailable or uncollectible amounts of all such claims made on behalf of RemainCo or any members of the RemainCo Group under such Pre-Distribution SpinCo Insurance Policy (unless otherwise constituting a SpinCo Liability); and

(vi) No member of the RemainCo Group, in connection with making a claim under any such Pre-Distribution SpinCo Insurance Policy pursuant to this Section 9.1(b)(vi), shall take any action that would be reasonably likely to (w) have an adverse impact on the then-current relationship between any member of the SpinCo Group, on the one hand, and the applicable Insurer(s), on the other hand; (x) result in the applicable Insurer(s) terminating or reducing coverage for, or increasing the amount of any premium owed by, any member of the SpinCo Group under such Pre-Distribution SpinCo Insurance Policy; (y) otherwise compromise, jeopardize or interfere with the rights of any member of the SpinCo Group under such Pre-Distribution SpinCo Insurance Policy; or (z) otherwise compromise or impair the ability of SpinCo to enforce its rights with respect to any indemnification under or arising out of this Agreement, and SpinCo shall have the right to cause RemainCo to desist, or cause any other member of the RemainCo Group to desist, from any action that SpinCo reasonably determines would compromise or impair its rights in accordance with this clause (z); provided that this Section 9.1(b)(vi) shall not preclude or otherwise restrict any member of the RemainCo Group from reporting claims to Insurers as set forth herein in the ordinary course of business.

(c) With respect to any Insurance Policies whose rights are shared between RemainCo and SpinCo (or any member of their respective Groups), claims shall be paid, any self-insurance pertaining thereto shall be applied, and the applicable limits under such Insurance Policies shall be reduced, in each case, in accordance with the terms of such Insurance Policies; provided, however, (i) in the event that there are claims under any such Insurance Policy by both a member of the RemainCo Group and a member of the SpinCo Group, then the limits of such Insurance Policy and any applicable deductible or retention under such Insurance Policy shall be allocated between the applicable members of the RemainCo Group and the SpinCo Group in accordance with their respective bona fide losses covered under such Insurance Policy; and (ii) none of RemainCo or SpinCo (or any member of their respective Groups) shall accelerate or delay the notification, submission, adjustment, handling or resolution of claims or the receipt of Insurance Proceeds in a manner that would differ from that which each would follow in the ordinary course when acting without regard to sufficiency of limits or the terms of self-insurance.

(d) The members of each Group shall use commercially reasonable efforts not to take any action or omit to take any action that would be reasonably likely to eliminate or substantially reduce the coverage of any member of the other Group under any Insurance Policy in respect of any occurrence, act, omission or other matter taking place prior to the Distribution unless otherwise mutually agreed by any such member of the other Group (or RemainCo or SpinCo, as applicable, on behalf of such member); provided that (i) the expiration of any such Insurance Policies in accordance with their respective terms (including sending a notice of non-renewal) is expressly permitted; and (ii) the submission of a claim by any member of one Group shall not constitute an action that is reasonably likely to eliminate or substantially reduce the coverage of any member of the other Group.

(e) In the event of any action by members of both of the Groups to recover or obtain Insurance Proceeds under an Insurance Policy, or to defend any action by an insurer(s) attempting to restrict or deny any coverage under an Insurance Policy, the Parties (or the applicable member of such Party’s Group) may join in any such Action and be represented by joint counsel, in which case, each Party shall, and shall cause the other members of its Group to, waive any conflict of interest to the extent necessary to conduct any such action.

Section 9.2 “Tail” or Prior Acts Insurance.

(a) RemainCo shall maintain[, at its sole cost and expense,] fiduciary liability insurance with prior acts coverage for the RemainCo Group, the SpinCo Group and each of their respective insured persons with respect to claims arising out of acts or omissions occurring at or prior to the Distribution.

(b) RemainCo shall maintain[, at its sole cost and expense,] prior acts product recall insurance with prior acts coverage for the RemainCo Group, the SpinCo Group and each of their respective insured persons with respect to claims arising out of acts or omissions occurring at or prior to the distribution; provided that such prior acts coverage for the SpinCo Group and its insured persons shall be limited to (i) products in the SpinCo Group’s cloud business where the SpinCo Group is involved with the design; and (ii) battery back-up units for flextronics power systems (Dongguan Co., Ltd.).

(c) RemainCo and SpinCo shall use reasonable best efforts to obtain “tail” or prior acts cyber, errors and omissions liability and site pollution insurance for the RemainCo Group, the SpinCo Group and each of their respective insured persons with respect to claims or other matters arising out of acts, omissions and other matters occurring at or prior to the Distribution, in each case, as mutually agreed by RemainCo and SpinCo.

Section 9.3 Insurance for Post-Distribution Matters.

(a) Except as otherwise mutually agreed by RemainCo and SpinCo, from and after the Distribution Date, each Group shall be responsible, at its sole cost and expense, for securing all insurance it deems appropriate for the operation of its Group and all of its Assets and Liabilities with respect to occurrences, acts, omissions or other matters occurring or existing from and after the Distribution Date.

Section 9.4 No Assignment of Entire Insurance Policies. This Agreement shall not be considered as an attempted assignment of any Insurance Policy in its entirety (as opposed to an assignment of rights under an Insurance Policy), nor is it considered to be itself a contract of insurance. This Agreement shall not be construed to waive any right or remedy of any Party under or with respect to any Insurance Policy, and the Parties reserve all their rights thereunder.

ARTICLE X

DIRECTORS AND OFFICERS INDEMNIFICATION AND INSURANCE

Section 10.1 For a period of six (6) years from and after the Distribution Date, (i) the Amended and Restated Certificate of Incorporation, Bylaws and other organizational documents of the members of the RemainCo Group, in each case, as amended and restated or otherwise modified from time to time, shall contain provisions with respect to indemnification, exculpation and advancement of expenses no less favorable than are set forth in the Amended and Restated Certificate of Incorporation, Bylaws and other organizational documents of the members of the RemainCo Group immediately before the Effective Time, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from and after the Distribution Date in any manner that would adversely affect the rights thereunder of any individuals who, at or prior to the Distribution Date, were indemnified under such Amended and Restated Certificate of Incorporation, Bylaws or other organizational documents (such persons, the “RemainCo Indemnified Persons”) unless such amendment, repeal or modification shall be required by Law and then only to the minimum extent required by Law or approved by RemainCo’s shareholders; and (ii) the Amended and Restated Certificate of Incorporation, Bylaws and other organizational documents of the members of the SpinCo Group, in each case, as amended and restated or otherwise modified from time to time, shall contain provisions with respect to indemnification, exculpation and advancement of expenses no less favorable than are set forth in the Amended and Restated Certificate of Incorporation, Bylaws and other organizational documents of the members of the SpinCo Group immediately before the Effective Time, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from and after the Distribution Date in any manner that would adversely affect the rights thereunder of any individuals who, at or prior to the Distribution Date, were indemnified under such Amended and Restated Certificate of Incorporation, Bylaws or other organizational documents (such persons, the “SpinCo Indemnified Persons” and together with the RemainCo Indemnified Persons, the “Indemnified Persons”) unless such amendment, repeal or modification shall be required by Law and then only to the minimum extent required by Law or approved by SpinCo’s stockholders.

Section 10.2 For a period of six (6) years from and after the Distribution Date, (i) RemainCo shall, and shall cause the other members of the RemainCo Group to, fulfill and honor in all respects each of their respective obligations to the RemainCo Indemnified Persons; and (ii) SpinCo shall, and shall cause the other members of the SpinCo Group to, fulfill and honor in all respects each of their respective obligations to the SpinCo Indemnified Persons.

Section 10.3 RemainCo shall obtain[, at its sole cost and expense,] “tail” directors and officers liability insurance for the RemainCo Group, the SpinCo Group and each of their respective insured persons with respect to claims or other matters arising out of acts, omissions and other matters occurring at or prior to the Distribution.

Section 10.4 The provisions of this Article X are intended to be for the benefit of, and shall be enforceable by, each Indemnified Person, its, his or her heirs, and its, his or her legal representatives; (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the organizational documents of the members of the RemainCo Group or the SpinCo Group, by Contract or otherwise; and (iii) shall survive the consummation of the transactions contemplated by this Agreement.

Section 10.5 In the event any member of the RemainCo Group or the SpinCo Group or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties or assets to any Person, then, in either such case, proper provision shall be made so that the successors and assigns of the applicable member of the RemainCo Group or the SpinCo Group, as the case may be, shall assume all of their respective obligations set forth in this Article X.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Complete Agreement; Construction. This Agreement, including the Exhibits and Schedules, the Ancillary Agreements and, solely to the extent and for the limited purpose of effecting the Internal Reorganization, the Conveyancing and Assumption Instruments, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Exhibit or Schedule hereto, the Exhibit or Schedule shall prevail. In the event and to the extent that there shall be a conflict between the provisions of (a) this Agreement and the provisions of any Ancillary Agreement, such Ancillary Agreement shall control (except with respect to any provisions relating to the Transfer of Assets to, or the Assumption of Liabilities by, a Party or a member of its Group, the Internal Reorganization, the Distribution, the covenants and obligations set forth in Article V, Article VI, Article VII, Article VIII and Article IX or the application of Article XI to the terms of this Agreement (or, in each case, any indemnification rights pursuant to this Agreement in respect thereof or any other remedies pursuant to this Agreement in respect of any breach of any covenant or obligation under this Agreement), in which case this Agreement shall control), (b) this Agreement and any Conveyancing and Assumption Instrument, this Agreement shall control and (c) this Agreement and any agreement which is not an Ancillary Agreement (other than a Conveyancing and Assumption Instrument), this Agreement shall control unless both (x) it is specifically stated in such agreement that such agreement controls and (y) such agreement has been executed by a member of the Group that it is to be enforced against. Except as expressly set forth in this Agreement or any Ancillary Agreement, (i) all matters relating to Taxes and Tax Returns of the Parties and their respective Subsidiaries shall be governed exclusively by the Tax Matters Agreement, and (ii) in the event of any conflict between this Agreement or any Ancillary Agreement, on the one hand, and the Tax Matters Agreement, on the other hand, with respect to such matters, the terms and conditions of the Tax Matters Agreement shall govern.

Section 11.2 Ancillary Agreements. Except as expressly set forth herein, this Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.

Section 11.3 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “.pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 11.4 Survival of Agreements. Except as otherwise contemplated by this Agreement or any Ancillary Agreement, all covenants and agreements of the Parties contained in this Agreement and each Ancillary Agreement shall survive the Effective Time and remain in full force and effect in accordance with their applicable terms.

Section 11.5 Expenses.

(a) Except as otherwise provided in this Agreement (including Section 11.5(b)) or any Ancillary Agreement, (i) RemainCo shall bear all third party costs and expenses of any member of the RemainCo Group or the SpinCo Group incurred prior to the Effective Time directly related to the consummation of the transactions contemplated by this Agreement, including costs and expenses incurred in connection with the preparation, execution, delivery and implementation of this Agreement and the Ancillary Agreements, costs or expenses incurred in connection with the Internal Reorganization, costs and expenses incurred in connection with the preparation, filing or furnishing of the Distribution Disclosure Documents, and costs and expenses incurred with the listing of SpinCo’s common stock on a stock exchange in connection with the Distribution, and (ii) after the

Effective Time, each Party shall bear its own direct and indirect costs and expenses related to the performance of this Agreement or any Ancillary Agreement and any ongoing standup necessary for operation of each Party’s respective Business.

(b) For the avoidance of doubt, in the event of any inconsistency between this Section 11.5, on the one hand, and Article I with respect to specific allocations of SpinCo Liabilities and RemainCo Liabilities, on the other hand, such clauses in the definitions of SpinCo Liabilities and RemainCo Liabilities in Article I shall control.

Section 11.6 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 11.6 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 11.6 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth on a schedule to be delivered by each Party to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11.6):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300,

Austin, Texas 78759

Attention:  [•], [•]

Email:    legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:  Amr Razzak, Esq.

Email:     amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention:  [•], [•]

Email:    [•]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:  Amr Razzak, Esq.

Email:     amr.razzak@skadden.com

Section 11.7 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the Other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 11.8 Amendments. Subject to the terms of Section 11.11 hereof, this Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 11.9 Assignment. Except as otherwise provided for in this Agreement, neither this Agreement nor any right, interest or obligation shall be assignable, in whole or in part, directly or indirectly, by any Party without the prior written consent of the Other Party (not to be unreasonably withheld, conditioned or delayed), and any attempt to assign any rights, interests or obligations arising under this Agreement without such consent shall be void; except, that a Party may assign this Agreement or any or all of the rights, interests and obligations hereunder in connection with a merger, reorganization or consolidation transaction in which such Party is a constituent party but not the surviving entity or the sale by such Party of all or substantially all of its Assets; provided that the surviving entity of such merger, reorganization or consolidation transaction or the transferee of such Assets shall assume all the obligations of the relevant Party by operation of law or pursuant to an agreement in writing, reasonably satisfactory to the Other Party, to be bound by the terms of this Agreement as if named as a Party hereto; provided, however, that in the case of each of the preceding clauses, no assignment permitted by this Section 11.9 shall release the assigning Party from Liability for the full performance of its obligations under this Agreement, unless agreed to in writing by the non-assigning Parties.

Section 11.10 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 11.11 Certain Termination and Amendment Rights. This Agreement (including Article VI hereof) may be terminated at any time prior to the Distribution Date by and in the sole discretion of the Board without the approval of SpinCo or the shareholders of RemainCo and, in the event of such termination, no Party shall have any liability of any kind to the Other Party or any other Person. The Distribution may be amended, modified or abandoned at any time prior to the Distribution Date by and in the sole discretion of the Board without the approval of SpinCo or the shareholders of RemainCo. After the Distribution Date, this Agreement may not be terminated or amended except by an agreement in writing signed by each of the Parties. Notwithstanding the foregoing, Article VI, Section 9.1(d) or Section 10.1. shall not be terminated or amended after the Effective Time in a manner adverse to the third party beneficiaries thereof without the Consent of any such Person.

Section 11.12 Payment Terms.

(a) Except as set forth in Article VI or as otherwise expressly provided to the contrary in this Agreement, any amount to be paid or reimbursed by a Party (or a member of such Party’s Group), on the one hand, to the Other Party (or a member of such Other Party’s respective Group), on the other hand, under this Agreement shall be paid or reimbursed hereunder within thirty (30) days after presentation of an invoice or a written demand therefor and setting forth, or accompanied by, reasonable documentation or other reasonable explanation supporting such amount.

(b) Except as set forth in Article VI or as expressly provided to the contrary in this Agreement, any amount not paid when due pursuant to this Agreement (and any amount billed or otherwise invoiced or demanded and properly payable that is not paid within thirty (30) days of such bill, invoice or other demand) shall bear interest at a rate per annum equal to SOFR (in effect on the date on which such payment was due) plus two percent (2%) calculated for the actual number of days elapsed, accrued from the date on which such payment was due up to the date of the actual receipt of payment; provided, however, in the event that SOFR is no longer commonly accepted by market participants, then an alternative floating rate index that is commonly accepted by market participants, which SpinCo and RemainCo shall jointly determine, each acting in good faith.

(c) In the event of a dispute or disagreement with respect to all or a portion of any amounts requested by any Party (or a member of such Party’s Group) as being payable, the payor Party shall in no event be entitled to withhold payments for any such amounts (and any such disputed amounts shall be paid in accordance with Section 11.12(a), subject to the right of the payor Party to dispute such amount following such payment); provided that in the event that following the resolution of such dispute it is determined that the payee Party (or a member of the payee Party’s Group) was not entitled to all or a portion of the payment made by the payor Party, the payee Party shall repay (or cause to be repaid) such amounts to which it was not entitled, including interest, to the payor Party (or its designee), which amounts shall bear interest at a rate per annum equal to SOFR plus two percent (2%), calculated for the actual number of days elapsed, accrued from the date on which such payment was made by the payor Party to the payee Party; provided, however, in the event that SOFR is no longer commonly accepted by market participants, then an alternative floating rate index that is commonly accepted by market participants, which SpinCo and RemainCo shall jointly determine, each acting in good faith.

(d) Without the Consent of the Party receiving any payment under this Agreement specifying otherwise, all payments to be made by RemainCo or SpinCo under this Agreement shall be made in U.S. dollars. Except as expressly provided herein, any amount which is not expressed in U.S. dollars shall be converted into U.S. dollars by using the Bloomberg fixing rate at 5:00 p.m. New York City Time on the day before the date the payment is required to be made or, as applicable, on which an invoice is submitted (provided, however, that with regard to any payments in respect of Indemnifiable Losses for payments made to third parties, the date shall be the day before the relevant payment was made to the third party) or in the Wall Street Journal on such date if not so published on Bloomberg. Except as expressly provided herein, in the event that any indemnification payment required to be made hereunder may be denominated in a currency other than U.S. dollars, the amount of such payment shall be converted into U.S. dollars on the date in which notice of the claim is given to the Indemnifying Party.

Section 11.13 No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action, or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement (including adversely affecting the rights or ability of any Party to successfully pursue indemnification or payment pursuant to Article VI).

Section 11.14 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Time.

Section 11.15 Third Party Beneficiaries. Except (a) as provided in Article VI relating to Indemnitees and for the release under Section 6.1 of any Person provided therein, (b) as provided in Section 9.1(d) relating to insured persons and Section [•] relating to the directors, officers, employees, fiduciaries or agents provided therein and (c) as specifically provided in any Ancillary Agreement, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 11.16 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 11.17 Exhibits and Schedules. The Exhibits and Schedules shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein. Nothing in the

Exhibits or Schedules constitutes an admission of any Liability or obligation of any member of the RemainCo Group or the SpinCo Group or any of their respective Affiliates to any third party, nor, with respect to any third party, an admission against the interests of any member of the RemainCo Group or the SpinCo Group or any of their respective Affiliates. The inclusion of any item or Liability or category of item or Liability on any Exhibit or Schedule is made solely for purposes of allocating potential Liabilities among the Parties and shall not be deemed as or construed to be an admission that any such Liability exists.

Section 11.18 Governing Law. This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 11.19 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Time, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article XI (including after compliance with all notice and negotiation provisions herein), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 11.20 Severability . If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 11.21 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances (including with respect to the rights, entitlements, obligations and recoveries that may arise out of one or more of the following Sections: Section 6.2, Section 6.3 and Section 6.4).

Section 11.22 Public Announcements. From and after the Effective Time, RemainCo and SpinCo hereby agree to (a) coordinate with the Other Party on the Parties’ respective initial press releases with respect to the transactions contemplated herein and (b) that no press release or similar public announcement or external communication shall, if prior to, or after, the Effective Time, be made or be caused to be made (including by such Party’s Affiliates) concerning the execution or performance of this Agreement until such Party has consulted with the Other Party, and provided meaningful opportunity for review and given due consideration to reasonable comment by the Other Party, except (x) as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system, (y) for disclosures made that are substantially consistent with disclosure contained in any Distribution Disclosure Document, or (z) as may pertain to disputes between one Party or any member of its Group, on the one hand, and the Other Party or any member of its Group, on the other hand; provided that in the case of clause (z), any Party that intends to issue a press release or similar public announcement or external communication regarding such dispute shall provide reasonable advance written notice to the Other Party in accordance with Section 11.6, which notice shall include a copy of the press release or similar public announcement or external communication, or where no such copy is available, a description of the press release or similar public announcement or external communication.

Section 11.23 Tax Treatment of Indemnity Payments. In the absence of any change in Tax treatment under the Code or except as otherwise required by other applicable Tax Law, any Indemnity Payment (other than any portion of a payment that represents interest accruing after the Distribution Date) shall be reported for Tax purposes by the payor and recipient as distributions or capital contributions, as appropriate, occurring immediately prior to the Distribution or as payments of an assumed or retained liability.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

FLEX LTD.

By:
Name: [•]
Title: [•]

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name: [•]
Title: [•]

Annex B

AMENDED AND RESTATED CERTIFICATE OF FORMATION OF

AXIOM SOLUTIONS INTERNATIONAL, INC.

Axiom Solutions International, Inc., a for-profit corporation organized and existing under the laws of the State of Texas (the “Corporation”), hereby certifies as follows:

(1)

The Corporation was originally formed as a corporation incorporated under the laws of the State of Delaware under the name “Archer SpinCo, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on April 7, 2026 (the “Delaware Corporation”). The principal place of business of the Delaware Corporation was 10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758.

(2)

The Delaware Corporation was converted into a Texas for-profit corporation under the name “Axiom Solutions International, Inc.” on September 10, 2026 pursuant to a plan of conversion under which the Delaware Corporation converted into the Corporation by filing a certificate of conversion and certificate of formation (the “Original Certificate of Formation”) with the Secretary of State of the State of Texas. The file number assigned to the Corporation by the Secretary of State is 806791094.

(3)

This Amended and Restated Certificate of Formation (the “Amended and Restated Certificate of Formation”) amends and restates the Original Certificate of Formation in its entirety. Each amendment made by this Amended and Restated Certificate of Formation has been made in accordance with the Texas Business Organizations Code (the “TBOC”), and each such amendment and this Amended and Restated Certificate of Formation have been duly adopted in accordance with the provisions of the TBOC, including Section 3.059 therein, and approved in the manner required by the TBOC and the governing documents of the Corporation.

(4)

This Amended and Restated Certificate of Formation accurately states the text of the Original Certificate of Formation and each amendment thereto that is in effect, as further amended by this Amended and Restated Certificate of Formation, and does not contain any other changes in the Original Certificate of Formation except for information omitted under Section 3.059 of the TBOC.

ARTICLE I

ENTITY NAME, TYPE, AND INITIAL MAILING ADDRESS

The name of the Corporation is Axiom Solutions International, Inc. The Corporation is a for-profit corporation. The initial mailing address of the Corporation is 12515-8 Research Blvd., Ste. 300, Austin, TX 78759.

ARTICLE II

REGISTERED AGENT AND REGISTERED OFFICE

The name of the registered agent of the Corporation is C T Corporation System. The address of the registered agent and the registered office address is 1999 Bryan Street, Suite 900, Dallas, TX 75201.

ARTICLE III

PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful business, act or activity for which corporations may be organized under the TBOC.

ARTICLE IV

AUTHORIZED CAPITAL STOCK

The total authorized number of shares of capital stock of the Corporation shall be 4,010,000,000 shares, consisting of (i) 10,000,000 shares of Preferred Stock, of the par value of $0.0001 per share (the “Preferred Stock”), and (ii) 4,000,000,000 shares of Common Stock, of the par value of $0.0001 per share (the “Common Stock”).

ARTICLE V

PREFERRED STOCK AND COMMON STOCK

The following is a statement fixing certain of the designations and powers, voting powers, preferences, and relative, participating, optional or other rights of the Preferred Stock and the Common Stock, and the qualifications, limitations or restrictions thereof, and the authority with respect thereto expressly granted to the board of directors of the Corporation (the “Board of Directors”) to fix any such provisions not fixed by this Amended and Restated Certificate of Formation:

Section 5.1 Preferred Stock.

(a) Subject to obtaining any required shareholder votes or consents provided for herein or in any Preferred Stock Series Resolution (as defined below), the Board of Directors is hereby expressly vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The number of shares, designations and powers, voting powers, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such powers, preferences and/or rights (collectively, the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated, and set forth in a certificate of designation filed with the Secretary of State of the State of Texas in accordance with Section 21.156 of the TBOC (a “Certificate of Designations”). The powers of the Board of Directors to determine the Series Terms of a particular series (any of which powers may by resolution of the Board of Directors be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rate (if any) on the shares of that series, whether such dividends, if any, shall be cumulative, and, if so, the date or dates from which dividends payable on such shares shall accumulate, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion privileges with respect to shares of any other class or classes of stock or of any other series of any class of stock, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate upon occurrence of such events as the Board of Directors shall determine;

(5) Whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including their relative rights of priority, if any, of redemption, the date or dates upon or after which they shall be redeemable, provisions regarding redemption notices, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) The conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issuance of additional Preferred Stock or other capital stock ranking on a parity therewith, or senior thereto, with respect to dividends or distribution of assets upon liquidation;

(9) The conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to the Preferred Stock or to any series thereof with respect to dividends or distribution of assets upon liquidation; and

(10) Any other designations, powers, preferences, and rights, including, without limitation, any qualifications, limitations, or restrictions thereof.

In addition, to the extent permitted by Sections 21.155 and 21.156 of the TBOC, the Board of Directors is expressly authorized, by resolution and the filing of a Certificate of Designations with the Secretary of State of the State of Texas, to increase or decrease the number of shares of any series of Preferred Stock, subject to the limitations set forth in the TBOC, and, if no shares of a series of Preferred Stock are outstanding, the Board of Directors may by resolution delete such series from the certificate of formation or amend the Series Terms of such series, subject to the limitations set forth in the TBOC.

(b) To the fullest extent permitted by the TBOC, any of the Series Terms, including voting rights, of any series may be made dependent upon facts ascertainable outside this Amended and Restated Certificate of Formation and the Preferred Stock Series Resolution; provided, that the manner in which such facts shall operate upon such Series Terms is clearly and expressly set forth in this Amended and Restated Certificate of Formation or in the Preferred Stock Series Resolution.

(c) Subject to the provisions of this Article V and to obtaining any required shareholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the issuance of shares of one or more series of Preferred Stock may be authorized from time to time as shall be determined by and for such consideration as shall be fixed by the Board of Directors or a designated committee thereof, in an aggregate amount not exceeding the total number of shares constituting any such series or the total number of shares of Preferred Stock authorized by this Amended and Restated Certificate of Formation. Except in respect of series particulars fixed by the Board of Directors or its committee as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical, and all shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative.

Section 5.2 Common Stock. The Common Stock shall consist of a single class and shall have the voting powers, preferences, designations, rights, qualifications, limitations or restrictions set forth below:

(a) Dividends. Subject to the provisions of any Preferred Stock Series Resolution, if any, outstanding at any time:

(1) Dividends on the Common Stock may be declared and paid out of the assets of the Corporation legally available therefor.

(2) The holders of Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, stock or other securities or property of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of the assets of the Corporation legally available therefor.

(b) Liquidation and Dissolution.

(1) In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation and payment or provision for payment of any preferential amount due to the holders of Preferred Stock or any other class or series of stock as to payments upon dissolution of the Corporation, the holders of shares of Common Stock shall be entitled to receive their proportionate interests in the assets of the Corporation remaining for distribution to holders of stock.

(2) Neither (i) the consolidation or merger of the Corporation with or into any other Person or Persons, (ii) a transaction or series of related transactions that results in the transfer of more than 50% of the voting power of the Corporation nor (iii) the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 5.2(b).

(c) Voting Rights. Each holder of record of Common Stock shall be entitled to one (1) vote per share of Common Stock which is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote. Except (A) as may otherwise be provided in this Amended and Restated Certificate of Formation, or (B) as may otherwise be required by the laws of the State of Texas, the holders of shares of Common Stock will vote as one class with respect to the election of directors and with respect to all other matters to be voted on by shareholders of the Corporation. Except as provided in this Amended and Restated Certificate of Formation or the laws of the State of Texas, no class or series of Common Stock shall be entitled to vote as a separate class or series on any matter, including in connection with any “fundamental action” or any “fundamental business transaction” (each as defined in the TBOC). Without limiting the generality of the foregoing, the holders of shares of Common Stock will vote as one class with respect to any proposed amendment to this Amended and Restated Certificate of Formation that (i) would increase (x) the number of authorized shares of Common Stock, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established, or (ii) decrease (x) the number of authorized shares of Common Stock, (y) the number of authorized shares of Preferred Stock or any series thereof or (z) the number of authorized shares of any other class or series of capital stock of the Corporation hereafter established (but, in each case, not below the number of shares of such class or series of capital stock then outstanding), and no separate class or series vote of the holders of shares of any class or series of capital stock of the Corporation will be required for the approval of any such matter. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Common Stock or Preferred Stock as specified in this Amended and Restated Certificate of Formation (including Article XII (Amendment of Certificate of Formation)) or in any certificate of designation, the affirmative vote of at least two-thirds of the voting power of all of the then-issued and outstanding shares of stock entitled to vote on the matter, voting together as a single class, shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any “fundamental action” or any “fundamental business transaction” (each as defined in the TBOC). When voting as a single class, no class of shares that does not have voting rights shall have any right to participate in such vote.

(d) Equal Status. The shares of Common Stock shall have the same rights and privileges and rank equally, share ratably on a per share basis and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), each holder of Common Stock shall have the right to receive, or the right to elect to receive, the same amount and form of consideration, if any, on a per share basis, as each other holder of Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of Common Stock shall have the right to receive, or the right to elect to receive, the same amount or form of consideration on a per share basis as each other holder of Common Stock.

(e) Senior, Parity or Junior Stock.

(1) Whenever reference is made in this Article V to shares “ranking senior to” another class or series of stock or “on a parity with” another class or series of stock, such reference shall mean and include all other shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends or as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation are given preference over, or rank equally with, as the case may be, the rights of the holders of such other class or series of stock. Whenever reference is made to shares “ranking junior to” another class or series of stock, such reference shall mean and include all shares of the Corporation in respect of which the rights of the holders thereof as to the payment of dividends and as to distributions in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation are junior and subordinate to the rights of the holders of such class or series of stock.

(2) Except as otherwise provided herein or in any Preferred Stock Series Resolution, each series of Preferred Stock shall rank on a parity with each other series of Preferred Stock and each series of Preferred Stock shall rank senior to the Common Stock. Except as otherwise provided in any Preferred Stock Series Resolution, the Common Stock shall rank junior to the Preferred Stock.

(f) Reservation and Retirement of Shares.

(1) The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

(2) Unless otherwise provided in a Preferred Stock Series Resolution with respect to a particular series of Preferred Stock, all shares of Preferred Stock redeemed or acquired (as a result of conversion or otherwise) shall be retired and restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

(g) No Preemptive Rights. Subject to the provisions of any Preferred Stock Series Resolution, no holder of shares of stock of the Corporation shall have any preemptive or other rights, except as such rights are expressly provided by contract, to purchase or subscribe for or receive any shares of any class, or series thereof, of stock of the Corporation, whether now or hereafter authorized, or any warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation; but, subject to the provisions of any Preferred Stock Series Resolution, such additional shares of stock and such warrants, options, bonds, debentures or other securities convertible into, exchangeable for or carrying any right to purchase any shares of any class, or series thereof, of stock of the Corporation may be issued or disposed of by the Board of Directors to such Persons, and on such terms and for such lawful consideration, as in its discretion it shall deem advisable or as to which the Corporation shall have by binding contract agreed.

Section 5.3 Transfer Taxes. The Corporation will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of a certificate or certificates (or book-entry shares) representing any shares of capital stock and/or other securities on conversion or redemption of shares of Preferred Stock pursuant to this Article V or any Preferred Stock Series Resolution. The Corporation will not, however, be required to pay any tax that may be payable in respect of any issue or delivery of a certificate or certificates (or book-entry shares) representing any shares of capital stock and/or other securities in a name other than that in which the shares of Preferred Stock so converted or redeemed were registered, and no such issue or delivery will be made unless and until the Person requesting the same has paid to the Corporation or its transfer agent the amount of any such tax, or has established to the satisfaction of the Corporation or its transfer agent that such tax has been paid.

Section 5.4 Special Meetings of Shareholders. Special meetings of the shareholders may be called at any time by (i) the Chairperson of the Board of Directors, (ii) a majority of the authorized number of directors, (iii) to the extent required by the TBOC, the President, or (iv) the holders of not less than 20% of the voting power of the Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting. Special meetings of the shareholders shall be held in accordance with the Bylaws. Advance notice of shareholder nominations for the election of directors and of any other business to be brought by shareholders before any meeting of the shareholders shall be given in the manner provided in the Bylaws.

ARTICLE VI

BOARD OF DIRECTORS

(a) Director Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by applicable law or by this Amended and Restated Certificate of Formation or the Bylaws, the Board of Directors is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Each director shall be entitled to cast one (1) vote.

(b) Directors. The authorized number of directors constituting the Board of Directors shall initially be established at nine (9), and the number of directors currently constituting the Board of Directors is seven (7), and the names and addresses of such directors are as follows:

Name	Address
1. Revathi Advaithi	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758
2. Richard Mark Eubanks	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758
3. Michael E. Hurlston	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758
4. David Johnson	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758
5. Charles K. Stevens, III	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758
6. Maryrose T. Sylvester	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758
7. William D. Watkins	10025 Alterra Parkway, Suite No. 1900, Austin, Texas 78758

(c) Number of Directors; Vacancies; Removal. The number of directors that constitutes the entire Board of Directors shall be determined in accordance with the Bylaws. Any newly created directorship on the Board of Directors that results from an increase in the number of directors may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the Board of Directors then in office; provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled in any manner permitted by the TBOC, including by the affirmative vote of a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Subject to the rights of any series of Preferred Stock to elect additional directors under specified circumstances, neither the Board of Directors nor any individual director may be removed without cause. Subject to any limitations imposed by applicable law, any individual director or directors may be removed with cause by the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote generally at an election of directors, voting together as a single class.

(d) Election of Directors. Except with respect to any director elected separately by the holders of one or more series of Preferred Stock, at any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of Common Stock shall be required, and shall be sufficient, to constitute a quorum for the election of directors.

ARTICLE VII

TERMS FOR DIRECTORS

The directors, other than those who may be elected by the holders of any series of Preferred Stock as specified in the related Preferred Stock Series Resolution, shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible, with the initial term of office of the first class to expire at the first annual meeting of shareholders following the effective date of this Amended and Restated Certificate of Formation, the initial term of office of the second class to expire at the second annual meeting of shareholders following the effective date of this Amended and Restated Certificate of Formation, and the initial term of office of the third class to expire at the third annual meeting of shareholders following the effective date of this Amended and Restated Certificate of Formation, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal, and the Board of Directors shall be authorized to assign members of the Board of Directors, other than those directors who may be elected by the holders of any series of Preferred Stock, to such classes. At each annual meeting of shareholders, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal. Elections of the members of the Board of Directors need not be by written ballot unless the Bylaws shall so provide.

Any director elected to fill a vacancy not resulting from an increase in the number of directors shall hold office for the remaining term of his or her predecessor unless otherwise determined by the Board of Directors. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VIII

SHAREHOLDER ACTION BY WRITTEN CONSENT

Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions to be so taken, is signed by all holders of stock of the Corporation entitled to vote on such action. Such written consent shall be delivered to the Corporation in the manner set forth in the Bylaws or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings are recorded.

ARTICLE IX

AMENDMENT OF BYLAWS

Subject to any limitations set forth in this Amended and Restated Certificate of Formation and to obtaining any required shareholder votes or consents required hereby, the Board of Directors is expressly authorized to amend, alter or repeal the Bylaws, in whole or in part, or adopt new Bylaws, without any action on the part of the shareholders in any manner not inconsistent with applicable law; provided, that Bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered or repealed by the shareholders subject to any limitations set forth in this Amended and Restated Certificate of Formation.

ARTICLE X

DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

(a) Limitation of Liability. To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for such liability as is expressly not subject to limitation under the TBOC, as the same exists or may hereafter be amended to further limit or eliminate such liability. Any repeal or amendment of this Article X by the shareholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate of Formation inconsistent with this Article X, will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the personal liability of officers or directors) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(b) Indemnification. Each person who was or is a party, is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including any and all appeals (hereinafter a “proceeding”), by reason of the fact that he or she is or was or has agreed to become a director or an officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of any action alleged to have been taken or omitted by such person in any such capacity or in any other capacity while serving or having agreed to serve as a director, officer, employee or agent (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the TBOC permitted the Corporation to provide prior to such amendment), from and against all loss and liability suffered and expenses (including, without limitation, attorneys’ fees, costs and expenses), judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement actually and reasonably incurred by or on behalf of an indemnitee in connection with such proceeding, and such indemnification shall continue as to an indemnitee who has ceased to serve in the capacity which initially entitled such indemnitee to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, that, except as provided in Article X(d) with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors; provided, further, that the Corporation shall not be obligated under this paragraph (b): (i) to indemnify an indemnitee under this Amended and Restated Certificate of Formation for any amounts paid in settlement of a proceeding unless the Corporation consents to such settlement; or (ii) to indemnify an indemnitee for any disgorgement of profits made from the purchase or sale by indemnitee of securities of the Corporation under Section 16(b) of the Exchange Act.

In addition, subject to Article X(e), the Corporation shall not be liable under this Article X to make any payment of amounts otherwise indemnifiable hereunder (including, without limitation, judgments, fines and amounts paid in settlement) if and to the extent that the indemnitee has otherwise actually received such payment under this Article X or any insurance policy, contract, agreement or otherwise.

(c) Indemnification of Employees and Agents. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided for in this Article X.

(d) Right to Bring Suit. If a written claim for advancement and payment of expenses received by the Corporation from or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, or if a written claim for indemnification following final disposition of the applicable proceeding received by the Corporation by or on behalf of an indemnified party under this Article X is not paid in full by the Corporation within ninety days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the TBOC for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(e) Non-Exclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of this Amended and Restated Certificate of Formation, bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

(f) Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC.

(g) Severability. If this Article X or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, to the full extent permitted by any applicable portion of this Article X that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE XI

CORPORATE OPPORTUNITIES

To the fullest extent permitted by the TBOC and subject to any express agreement that may from time to time be in effect, the Corporation acknowledges and agrees that any Covered Person may, and shall have no duty not to, (i) invest in, carry on and conduct, whether directly or indirectly or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, shareholder, equityholder or investor in any Person, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Corporation or any of its Subsidiaries, (ii) do business with any client, customer, vendor or lessor of any of the Corporation or its Affiliates, and/or (iii) make investments in any kind of property in which the Corporation may make investments. To the fullest extent permitted by the TBOC, the Corporation renounces any interest or expectancy to participate in any business or investments of any Covered Person as currently conducted or as may be conducted in the future, and waives any claim against a Covered Person and shall indemnify a Covered Person against any claim that such Covered Person is liable to the Corporation, any subsidiary or their respective shareholders for breach of any fiduciary duty solely by reason of such Person’s participation in any such business or investment. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision in the manner specified or permitted by the TBOC.

The Corporation hereby expressly acknowledges and agrees in the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Person outside of such Covered Person’s capacity as an officer or director of the Corporation and (y) the Corporation or any Subsidiary, the Covered Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Corporation or any Subsidiary. To the fullest extent permitted by the TBOC, the Corporation hereby renounces any interest or expectancy in any potential transaction or matter of which the Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person in writing solely in such Covered Person’s capacity as a director or officer of the Corporation or any Subsidiary, and waives any claim against each Covered Person and shall indemnify a Covered Person against any claim that such Covered Person is liable to the Corporation, any Subsidiary or their respective shareholders for breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other Person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another Person or (C) does not communicate information regarding such corporate opportunity to the Corporation or such Subsidiary; provided, in each such case, that any corporate opportunity which is expressly offered to a Covered Person in writing solely in such Covered Person’s capacity as a director or officer of the Corporation shall belong to the Corporation. The Corporation shall pay in advance any expenses incurred in defense of such claim as provided in this provision and as permitted by the TBOC, except to the extent that a Covered Person is determined by a final, non-appealable order of a Texas court having competent jurisdiction (or any other judgment which is not appealed in the applicable time) to have breached this Article XI, in which case any such advanced expenses shall be promptly reimbursed to the Corporation.

ARTICLE XII

AMENDMENT OF CERTIFICATE OF FORMATION

Subject to obtaining any required shareholder votes or consents provided for herein or in any Preferred Stock Series Resolution, the Corporation shall have the right, from time to time, to amend this Amended and Restated Certificate of Formation or any provision hereof in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or shareholder of the Corporation by this Amended and Restated Certificate of Formation or any amendment hereof are conferred subject to such right. In lieu of the vote required under Section 21.364 of the TBOC and subject to any other vote required by this Amended and Restated Certificate of Formation, the affirmative vote of shareholders holding at least a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision of this Amended and Restated Certificate of Formation.

ARTICLE XIII

EXCLUSIVE FORUM; WAIVER OF JURY TRIAL

(a) Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for (A) any derivative action or proceeding brought on behalf of the Corporation, (B) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, (C) any action asserting a claim against the Corporation or any current or former director, officer, employee or shareholder of the Corporation arising pursuant to any provision of the TBOC or this Amended and Restated Certificate of Formation or the Bylaws, (D) any action asserting a claim against the Corporation or any director or officer or shareholder of the Corporation governed by the internal affairs doctrine, (E) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (F) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction, shall be the Texas Business Court in the Third Business Court Division of the State of Texas (the “Austin Business Court”) (or, if the Austin Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the Texas Business Court in the First Business Court Division of the State of Texas (the “Dallas Business Court”) or, if the Dallas Business Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, the state district court of Travis County, Texas), and (ii) the Federal Court (or, if the Federal Court lacks jurisdiction or otherwise may not, or may decline to, hear the applicable cause of action, any other federal district court of the United States) shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, to the fullest extent permitted by law. Any Person purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XIII.

(b) JURY TRIAL WAIVER. TO THE FULLEST EXTENT PERMITTED BY THE TBOC, UNLESS THE CORPORATION CONSENTS IN WRITING TO A JURY TRIAL, THE CORPORATION AND EACH SHAREHOLDER, DIRECTOR, OFFICER AND EMPLOYEE OF THE CORPORATION HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE CORPORATION OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE CORPORATION OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE CORPORATION FOLLOWING THE ADOPTION OF THIS AMENDED AND RESTATED CERTIFICATE OF FORMATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.

ARTICLE XIV

OWNERSHIP THRESHOLD FOR DERIVATIVE PROCEEDINGS

The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. No shareholder or group of shareholders may institute or maintain a derivative proceeding brought on behalf of the Corporation against any director and/or officer of the Corporation in his or her official capacity, unless the shareholder or group of shareholders, at the time the derivative proceeding is instituted, beneficially owns a number of shares of common stock sufficient to meet an ownership threshold of at least three percent of the outstanding shares of the Corporation. If the TBOC is amended after the effective date of this Amended and Restated Certificate of Formation to increase the maximum allowable minimum ownership threshold required to bring a derivative proceeding, the ownership threshold set forth in this Article XIV shall automatically increase to match the maximum allowable minimum ownership threshold allowed under the TBOC, without any further action by the Corporation or its shareholders.

ARTICLE XV

CERTAIN DEFINITIONS

Unless the context otherwise requires, the terms defined in this Article XV will have, for all purposes of this Amended and Restated Certificate of Formation, the meanings herein specified:

“Affiliate” means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person. The term “Affiliated” has a meaning correlative to the foregoing.

“Amended and Restated Certificate of Formation” means this Amended and Restated Certificate of Formation, as it may be amended from time to time.

“beneficially owns” and similar terms have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Bylaws” means the bylaws of the Corporation, as amended or restated from time to time in accordance with this Amended and Restated Certificate of Formation.

“Convertible Securities” means any securities of a Person that are convertible into, or exercisable or exchangeable for, securities of such Person or any other Person, whether upon conversion, exercise or exchange at such time or a later time or only upon the occurrence of certain events.

“Covered Person” means any director or officer of the Corporation or any of its subsidiaries who is also a director, officer, employee, managing director or other Affiliate of Flex or any of its subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Flex” means Flex Ltd., a Singapore public company limited by shares.

“outstanding,” when used with respect to shares of Common Stock, will include, without limitation, the shares of Common Stock, if any, held by any subsidiary of the Corporation, except as otherwise provided by applicable law with respect to the exercise of voting rights. No shares of Common Stock (or Convertible Securities that are convertible into or exercisable or exchangeable for Common Stock) held by the Corporation in its treasury will be deemed outstanding.

“Person” means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

ARTICLE XVI

EFFECTIVENESS; EXECUTION

The undersigned affirms that the person designated as registered agent in this Amended and Restated Certificate of Formation has consented to the appointment. The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the Corporation to execute the filing instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Axiom Solutions International, Inc. has caused this Amended and Restated Certificate of Formation to be executed by its duly authorized officer on this [•] day of [•], [•].

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name: [•]
Title: [•]

[Signature Page to Amended and Restated Certificate of Formation]

Annex C

AMENDED AND RESTATED BYLAWS

OF

AXIOM SOLUTIONS INTERNATIONAL, INC.

(A Texas Corporation)

(Effective as of [•], 2026)

ARTICLE I

OFFICES

Section 1.01 Registered Office . The registered office and registered agent of Axiom Solutions International, Inc. (the “Corporation”) shall be as set forth from time to time in the Amended and Restated Certificate of Formation of the Corporation (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Certificate of Formation”). The registered office or registered agent may be changed by resolution of the board of directors of the Corporation (the “Board of Directors”), upon making the appropriate filing with the Secretary of State of the State of Texas.

Section 1.02 Principal Office . The principal office of the Corporation shall be located at such place or within or without the State of Texas as shall be fixed from time to time by the Board of Directors.

Section 1.03 Other Offices . The Corporation may also have offices in such other places in the United States or elsewhere as the Board of Directors may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

Section 1.04 Books and Records . All records maintained by the Corporation in the regular course of its business, including its share transfer ledger, books of account, and minute books, may be maintained in written paper form or another form capable of being converted to written paper form within a reasonable time. The Corporation shall convert any records so kept upon the request of any person entitled to inspect the records pursuant to applicable law.

ARTICLE II

SHAREHOLDERS

Section 2.01 Annual Meetings . Annual meetings of shareholders shall be held at such place, if any, either within or without the State of Texas, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that meetings of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.13 of these Amended and Restated Bylaws (the “Bylaws”) and in accordance with the Texas Business Organizations Code (as in effect from time to time, the “TBOC”). The Board of Directors may postpone, reschedule or cancel any annual meeting of shareholders previously scheduled by the Board of Directors.

Section 2.02 Special Meetings . Special meetings of the shareholders may be called at any time by (i) the Chairperson of the Board of Directors, (ii) a majority of the authorized number of directors, (iii) to the extent required by the TBOC, the President, or (iv) the holders of not less than twenty percent (20)% of the voting power of the Corporation’s then issued and outstanding shares of capital stock entitled to vote at such special meeting. Special meetings may be held at such place, if any, either within or without the State of Texas or solely by means of remote communication as described in Section 2.13 of these Bylaws and in accordance with the TBOC and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of shareholders previously called by the Board of Directors.

Section 2.03 Notice of Shareholder Business and Nominations.

(A) Annual Meetings of Shareholders.

(1) Advance Notice of Shareholder Business. Nominations of persons for election to the Board of Directors and the proposal of any other business to be considered by the shareholders may be made at an annual meeting of shareholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of these Bylaws, (b) by or at the direction of the Board of Directors or any authorized committee thereof, or (c) subject to paragraph (C)(2) of this Section 2.03, by any shareholder of record of the Corporation who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.03 and, to the extent that Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applies, has complied with Rule 14a-19. Except as otherwise required by law, clause (c) of this paragraph shall be the exclusive means for a shareholder to make nominations or submit other business (other than business properly brought under and in compliance with Rule 14a-8 under the Exchange Act).

(2) Timeliness of Shareholder Notice. For director nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to paragraph (A)(1) of this Section 2.03, the shareholder must have given timely notice thereof in writing to the Corporation, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the shareholder to be timely shall be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a shareholder’s notice. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of shareholders, then a shareholder’s notice required by this Section 2.03(A)(2) shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on the tenth (10th) calendar day following the day on which the public announcement referred to above is first made by the Corporation. The number of nominees a shareholder may nominate for election at the annual meeting shall not exceed the number of directors to be elected at such annual meeting.

(3) Required Content in Shareholder Notice. Such shareholder’s notice shall set forth the following information:

(a) in the case where a shareholder proposes to nominate an individual for election or re-election as a member of the Board of Directors, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement and associated proxy card, as applicable, as a nominee of the shareholder and to serving as a director if elected;

(b) as to any other business that the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and (iv) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made;

(c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the

Corporation’s books and records, and of such beneficial owner, (ii) the number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such shareholder and such beneficial owner, including any shares of capital stock of the Corporation to which such shareholder and such beneficial owner or any of their respective affiliates or associates has a right to acquire beneficial ownership at any time in the future, (iii) a representation that the shareholder is a holder of record at the time of the giving of the notice and will be entitled to vote at such meeting and will appear in person or by proxy (which, for the avoidance of doubt, includes remote appearance at virtual meetings) at the meeting to propose such business or nomination, (iv) a representation whether the shareholder or the beneficial owner, if any, will be or is part of a group that will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from shareholders in support of such proposal or nomination, which, in the case of a proposal related to matters other than the nomination of directors or procedural resolutions that are ancillary to the conduct of the meeting, shall include a solicitation of the holders of at least sixty-seven percent (67%) of the voting power of shares entitled to vote on the proposal, (v) a certification regarding whether such shareholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the shareholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the shareholder’s and/or beneficial owner’s acts or omissions as a shareholder of the Corporation and (vi) any other information relating to such shareholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of capital stock of the Corporation between or among the shareholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”), including, in the case of a nomination or nominations, the nominee(s), including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of shareholders (which description shall identify the name of each other person who is party to any such agreement, arrangement or understanding);

(e) a description of any agreement, arrangement or understanding (including, without limitation, any contract to purchase or sell, the acquisition or grant of any option, right or warrant to purchase or sell or any swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of capital stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation;

(f) any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such shareholder or beneficial owner has or shares a right, directly or indirectly, to vote or direct the voting of any shares of capital stock of the Corporation;

(g) any rights to dividends or other distributions on shares of capital stock of the Corporation owned, directly or indirectly, beneficially by such shareholder or beneficial owner that are separated or separable from the underlying shares of the Corporation;

(h) any performance-related fees (other than an asset-based fee) that such shareholder or beneficial owner, directly or indirectly, is entitled to receive based on any increase or decrease in the value of shares of capital stock of the Corporation; and

(i) the names and addresses of other shareholders (including beneficial owners) known by the shareholder to support such nomination(s) or other business proposal, and, to the extent known, the number of shares of common stock owned, directly or indirectly, beneficially or of record by such other shareholders or beneficial owners.

(4) Duty to Supplement Shareholder Notice; Deemed Satisfaction of Shareholder Notice. A shareholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to paragraph (A)(3) or paragraph (B) of this Section 2.03) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the shareholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof; provided, that if the record date for determining the shareholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered promptly in writing to the Corporation. The foregoing notice requirements of this Section 2.03 shall be deemed satisfied by a shareholder with respect to business other than a nomination of a person for election to the Board of Directors if the shareholder has notified the Corporation of their intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act, including Rule 14a-8 thereof, and such shareholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(B) Special Meetings of Shareholders . Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.04. At any time that the shareholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for election to the Board of Directors to fill any vacancy or newly created directorship may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) as provided in the Certificate of Formation, (2) by or at the direction of the Board of Directors or any authorized committee thereof or (3) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of record of the Corporation at the time the notice required by this Section 2.03 is delivered to the Secretary and on the record date for the determination of shareholders entitled to vote at the special meeting, who is entitled to vote in the election of directors and who complies with the notice procedures set forth in this Section 2.03, including, as applicable, the informational requirements set forth in paragraph (A)(3) of this Section 2.03. In the event the Corporation calls a special meeting for the purpose of electing one or more directors, any shareholder entitled to vote in such election may nominate a person or persons for election to the positions specified in the Corporation’s notice of meeting if the shareholder’s notice is delivered to the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the Corporation first makes a public announcement of the date of the special meeting at which directors are to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

(C) General.

Rules of Procedure for Shareholder Meetings. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the chairperson of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be announced at the meeting by the chairperson of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairperson, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairperson of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on shareholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by applicable law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the shareholder, a person shall be a duly authorized officer, manager or partner of such shareholder or shall be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person shall produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of shareholders. Unless and to the extent determined by the Board of Directors or the chairperson of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(1) Certain Definitions. Whenever used in these Bylaws:

(i) “public announcement” shall mean disclosure (a) in a press release released by the Corporation; provided, that such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder; and

(ii) “beneficial ownership” shall mean beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act.

(2) Applicability of TBOC and Exchange Act; Preferential Rights. The Corporation affirmatively elects to be governed by Section 21.373 of the TBOC and any successor provision thereto. Accordingly, for so long as the Corporation is a nationally listed corporation within the meaning of Section 21.373 of the TBOC, a shareholder or group of shareholders may submit a proposal for approval at a meeting of shareholders (other than a nomination of a person for election as a director or a procedural resolution ancillary to the conduct of the meeting) only if such shareholder or group of shareholders (i) holds an amount of shares entitled to vote at the meeting having a market value of at least $1,000,000, or constituting at least three percent (3%) of the Corporation’s voting shares, determined as of the date the proposal is submitted, (ii) has held such shares continuously for at least six (6) months before the date of the meeting and holds such shares through the date of the meeting, and (iii) solicits the holders of shares representing at least sixty-seven percent (67%) of the voting power of shares entitled to vote on the proposal. Notwithstanding the foregoing provisions of this Section 2.03, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, that, to the fullest extent permitted by applicable law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws, and compliance with paragraphs (A) and (B) of this Section 2.03 shall be the exclusive means for a shareholder to make nominations or submit other business (other than, as provided in the penultimate sentence of paragraph (A)(4) of this Section 2.03, business other than nominations brought properly under and in compliance with Rule 14a-8 under the Exchange Act, as may be amended from time to time). Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances.

(3) Requirements of Director Nominees. In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or re-election as a director of the Corporation pursuant to a nomination pursuant to paragraph (A)(1) of this Section 2.03 and paragraph (B) of this Section 2.03 when the shareholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, such proposed nominee or a person on such proposed nominee’s behalf shall deliver, in accordance with the time periods for delivery of timely notice pursuant to paragraph (A)(2) or paragraph (B) of this Section 2.03, as applicable, to the Corporation a completed and signed questionnaire with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made (the form of which questionnaire shall be provided by the Secretary to such proposed nominee upon written request therefor by such proposed nominee) and a written representation and agreement (in the form provided by the Secretary to such proposed nominee upon written request therefor by such proposed nominee) that such proposed nominee (i) is not and shall not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, shall act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (ii) is not and shall not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation, and (iii) in such proposed nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and shall comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors.

Section 2.04 Notice of Meetings . Whenever shareholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided by the TBOC, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or transmitted electronically at the direction of the Secretary, the President or any other person calling the meeting to each shareholder of record entitled to vote thereat as of the record date for determining the shareholders entitled to notice of or to vote at the meeting in accordance with the TBOC. Unless otherwise provided by applicable law, the Certificate of Formation or these Bylaws, the notice of any meeting shall be given not later than the tenth (10th) day and not earlier than the sixtieth (60th) day before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.

Section 2.05 Fixing Date for Determination of Shareholders of Record.

(A) In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by applicable law, be at least ten (10) days and not more than sixty (60) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be the day on which notice is given, or, if notice is waived, at the close of business on the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.

(B) In order that the Corporation may determine the shareholders entitled to receive a distribution, other than a distribution involving a purchase or redemption by the Corporation of any of its own securities, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C) Unless otherwise restricted by the Certificate of Formation, in order that the Corporation may determine the shareholders entitled to express written consent to corporate action without a meeting in accordance with Section 2.11, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining shareholders entitled to express written consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by applicable law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by applicable law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 2.06 List of Shareholders Entitled To Vote . The Corporation shall prepare, no later than the eleventh (11th) day before every meeting of shareholders, an alphabetical list of the shareholders entitled to vote at the meeting or any adjournment of the meeting. The list of shareholders must state (i) the address of each shareholder, (ii) the number and type of shares held by each shareholder, and (iii) the number of votes that each shareholder is entitled to (if different from the number of shares held by such shareholder). Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic data system if the information required to gain access to such list is provided with the notice of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation must take reasonable steps to ensure that such information is available only to shareholders of the Corporation. Except as otherwise provided by applicable law, the original share transfer records shall be prima facie evidence of the shareholders of the Corporation entitled to vote at any meeting of shareholders.

Section 2.07 Quorum . Unless otherwise required by applicable law, the Certificate of Formation or the rules or regulations of any stock exchange upon which the Corporation’s securities are listed, the holders of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of shareholders. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any shareholders or by the refusal of any shareholder present or represented by proxy at such meeting to vote.

Section 2.08 Proxies; Vote Required . Each shareholder entitled to vote at a meeting of shareholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it conspicuously states that it is irrevocable and otherwise meets the requirements set forth in the TBOC. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Unless required by the Certificate of Formation or applicable law, or determined by the chairperson of the meeting to be advisable, the vote on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by such shareholder’s proxy, if there be such a proxy. When a quorum is present or represented at any meeting, the vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Certificate of Formation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing sentence and subject to the Certificate of Formation, all elections of directors shall be determined by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 2.09 Chairperson of Meetings . The Chairperson of the Board of Directors, if one is elected, or, in his or her absence or upon his or her disability, a person designated by the Board of Directors shall be the chairperson of the meeting and, as such, preside at all meetings of the shareholders.

Section 2.10 Secretary of Meetings . The Secretary shall act as secretary at all meetings of the shareholders. In the absence or disability of the Secretary, the chairperson of the meeting shall appoint a person to act as secretary at such meetings.

Section 2.11 Consent of Shareholders in Lieu of Meeting . Any action required or permitted to be taken at any annual or special meeting of shareholders of the Corporation may be taken without a meeting, without prior notice and without a vote only to the extent permitted by and in the manner provided in the Certificate of Formation and in accordance with the TBOC.

Section 2.12 Adjournment . At any meeting of shareholders of the Corporation, if less than a quorum is present, the chairperson of the meeting or shareholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereat on the matters in question, shall have the power to adjourn the meeting from time to time without notice (other than announcement at the meeting) until a quorum shall be present. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of shareholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of shareholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

Section 2.13 Remote Communication . If authorized by the Board of Directors in its sole discretion, and subject to the requirements of the TBOC and such guidelines and procedures as the Board of Directors may adopt, shareholders and proxy holders not physically present at a meeting of shareholders may, by means of remote communication: (a) participate in a meeting of shareholders; and (b) be deemed present in person and vote at a meeting of shareholders whether such meeting is to be held at a designated place or solely by means of remote communication; provided, that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.14 Inspectors of Election . The Corporation may, and shall if required by applicable law, in advance of any meeting of shareholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of shareholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by applicable law. In determining the validity and counting of proxies and ballots cast at any meeting of shareholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 2.15 Delivery to the Corporation . Whenever this Article II or the Certificate of Formation requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such delivery to the Corporation may be effected in any manner permitted by the TBOC, including (i) delivery by mail, postage prepaid, to the Secretary at the principal executive offices of the Corporation, or (ii) electronic mail to the electronic mail address designated by the Corporation and disclosed in the Corporation’s proxy materials and/or identified on the Corporation’s investor relations website. For purposes of this Section 2.15, the term “electronic mail” shall mean an electronic transmission (as defined in Section 1.002 of the TBOC) directed to the aforementioned electronic mail address.

ARTICLE III

BOARD OF DIRECTORS

Section 3.01 Powers . Except as otherwise provided by the Certificate of Formation or the TBOC, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the TBOC or the Certificate of Formation directed or required to be exercised or done by the shareholders.

Section 3.02 Number and Term; Chairperson . The Board of Directors shall from time to time be fixed by resolution of the Board of Directors, subject to the provisions of the Certificate of Formation. The term of each director shall be as set forth in the Certificate of Formation. Directors need not be shareholders. The Board of Directors shall elect a Chairperson of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairperson of the Board of Directors shall preside at all meetings of the Board of Directors and shareholders at which he or she is present. If the Chairperson of the Board of Directors is not present at a meeting of the Board of Directors, a majority of the directors present at such meeting shall elect one of their members to preside.

Section 3.03 Resignations . Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairperson of the Board of Directors, the Chief Executive Officer of the Corporation or the Secretary. The resignation shall take effect at the time specified therein, and if no time is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation.

Section 3.04 Removal . Directors of the Corporation may be removed in the manner provided in the Certificate of Formation and the TBOC.

Section 3.05 Vacancies and Newly Created Directorships . Except as otherwise required by applicable law, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Certificate of Formation. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

Section 3.06 Regular and Special Meetings; Notice . Regular meetings of the Board of Directors may be held at such places, within or without the State of Texas, and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairperson of the Board of Directors and shall be called by the Chief Executive Officer or the Secretary if directed by a majority of the directors then in office, and any such meeting shall be at such place, date and time as may be fixed by the person or persons at whose direction the meeting is called. Notice need not be given of regular meetings of the Board of Directors. At least forty-eight (48) hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place of the meeting shall be given to each director entitled to attend such meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.07 Quorum, Voting and Adjournment . Unless otherwise provided in the Certificate of Formation, the attendance of a majority of the total number of directors then serving in any manner permitted by the TBOC shall constitute a quorum for the transaction of business of the Board of Directors, and the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Each director shall be entitled to one vote.

Section 3.08 Action Without a Meeting . Unless otherwise restricted by the Certificate of Formation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission. After the action is taken, the consent or consents or electronic transmission or transmissions shall be filed in the minutes of proceedings of the Board of Directors in accordance with applicable law. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

Section 3.09 Remote Meeting . Unless otherwise restricted by the Certificate of Formation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 3.10 Compensation . The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation as a member of the Board of Directors or any committee thereof. Notwithstanding the foregoing, the Corporation shall reimburse directors for reasonable expenses incurred in connection with meetings of the Board of Directors and its committees.

Section 3.11 Reliance on Books and Records . A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV

COMMITTEES

Section 4.01 Committees . The Board of Directors may designate from time to time one or more committees, including, without limitation, an Audit Committee, a Nominating and Governance Committee and a Compensation and People Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; but no such committee shall have the power or authority in reference to the following matters: (A) any matters expressly prohibited from being delegated to a committee under the TBOC; (B) approving or adopting, or recommending to the shareholders, any action or matter (other than the election or removal of directors) expressly required by the TBOC to be submitted to shareholders for approval; or (C) adopting, amending or repealing any Bylaw of the Corporation.

Section 4.02 Committee Rules . All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. In the absence of such rules, each committee shall conduct its business in accordance with the same rules of procedure as those observed by the Board of Directors in conducting its business pursuant to Article III of these Bylaws. Unless otherwise provided in the resolution of the Board of Directors designating the committee, the presence of a majority of the then-serving members of the committee shall be necessary to constitute a quorum, and all matters shall be determined by a vote of a majority of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

ARTICLE V

OFFICERS

Section 5.01 Number . The officers of the Corporation shall include a Chief Executive Officer (who shall also be President for the purpose of the TBOC, unless otherwise determined by the Board of Directors), a Chief Financial Officer, a Chief Legal Officer or General Counsel and a Secretary, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected or until their earlier resignation or removal. In addition, the Board of Directors or the Chief Executive Officer may elect or appoint one or more Vice Presidents, including one or more Executive Vice Presidents and Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors or the Chief Executive Officer, as applicable. Any number of offices may be held by the same person.

Section 5.02 Other Officers and Agents . The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.

Section 5.03 Chief Executive Officer . The Chief Executive Officer shall have general executive charge, management and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities.

Section 5.04 President/Vice Presidents . The President and each Vice President, if any are elected (of whom one or more may be designated an Executive Vice President or Senior Vice President), shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 5.05 Chief Financial Officer . The Chief Financial Officer shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 5.06 Chief Legal Officer/General Counsel. The Chief Legal Officer or General Counsel shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 5.07 Treasurer. The Treasurer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He or she shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. He or she shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe. In addition, the Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

Section 5.08 Secretary. The Secretary shall: (a) cause minutes of all meetings of the shareholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

Section 5.09 Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

Section 5.10 Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, a Vice President, the Treasurer or the Secretary or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

Section 5.11 Contracts and Other Documents. The Chief Executive Officer, a Vice President, the Secretary and such other officer or officers as may from time to time be authorized by the Chief Executive Officer, the Board of Directors or any other committee given specific authority by the Board of Directors during the intervals between the meetings of the Board of Directors to authorize such action, shall each have the power to sign and execute on behalf of the Corporation deeds, conveyances, contracts and any and all other documents requiring execution by the Corporation.

Section 5.12 Ownership of Securities of Another Entity. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

Section 5.13 Delegation of Duties. In the absence or upon the disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

Section 5.14 Resignation and Removal. Any officer of the Corporation shall serve at the pleasure of the Board of Directors and may be removed from office for or without cause at any time by the Board of Directors; provided, that if the Board of Directors or these Bylaws have empowered the Chief Executive Officer to appoint any officer of the Corporation, then such officer may also be removed from office for or without cause at any time by the Chief Executive Officer. Any officer may resign at any time in the same manner prescribed under Section 3.03.

Section 5.15 Vacancies. The Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE VI

STOCK

Section 6.01 Certificated and Uncertificated Shares. The Board of Directors may authorize the issuance of stock either in certificated or in uncertificated form in accordance with the TBOC and other applicable law. If shares are issued in certificated form, each shareholder shall be entitled upon written request to a stock certificate or certificates, representing and certifying the number and kind of shares held, signed by any two authorized officers of the Corporation, which shall include, without limitation, the Chairperson of the Board of Directors, the President or any Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary, which signatures may be facsimile.

Section 6.02 Transfer of Shares. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives in the manner prescribed by law, the Certificate of Formation and these Bylaws, and, if such shares are certificated, upon surrender to the Corporation by delivery of certificates representing such shares to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with applicable law. A record shall be made of each transfer. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. The Board of Directors shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of shares of stock of the Corporation.

Section 6.03 Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith.

Section 6.04 Registered Shareholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, to the fullest extent permitted by applicable law, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by applicable law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

ARTICLE VII

NOTICE AND WAIVER OF NOTICE

Section 7.01 Notice. Whenever notice is required by statute, the Certificate of Formation, or these Bylaws to be given to any shareholder or director, such notice may be given (a) in writing, by mail, postage prepaid, addressed to such shareholder or director at his, her or its address as it appears on the books or (in the case of a shareholder) the share transfer records of the Corporation, (b) by electronic communication to the extent permitted under the TBOC, and (c) by any other method permitted by law (including, without limitation, overnight courier service). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time such notice is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. So long as the Corporation is subject to Regulation 14A under the Exchange Act, notice shall be given in the manner required by the rules under Regulation 14A. To the extent permissible by such rules, or if the Corporation is not subject to Regulation 14A, any notice to shareholders may be given by electronic transmission if such notice is consented to by such shareholder in the manner provided in the TBOC. An affidavit of the Secretary or Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.02 Waiver of Notice. A written waiver of any notice, signed by a shareholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VIII

INDEMNIFICATION

Section 8.01 Right to Indemnification. Each person who was or is a party, is threatened to be made a party to, or is otherwise involved in, as a witness or otherwise, any threatened, pending or completed action, suit or proceeding (brought in the right of the Corporation or otherwise), whether civil, criminal, administrative or investigative and whether formal or informal, including any and all appeals (hereinafter a “proceeding”), by reason of the fact that he or she is or was or has agreed to become a director or an officer of the Corporation, or while serving as a director or officer of the Corporation, is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent (which, for purposes hereof, shall include a trustee, fiduciary, partner or manager or similar capacity) of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (each, a “Person”), or by reason of any action alleged to have been taken or omitted by such Person in any such capacity or in any other capacity while serving or having agreed to serve as a director, officer, employee or agent (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the TBOC, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the TBOC permitted the Corporation to provide prior to such amendment), from and against all loss and liability suffered and expenses (including, without limitation, attorneys’ fees, costs and expenses), judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement actually and reasonably incurred by or on behalf of an indemnitee in connection with such proceeding, and such indemnification shall continue as to an indemnitee who has ceased to serve in the capacity which initially entitled such indemnitee to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, that, except as provided in Section 8.03 with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors; provided, further, that the Corporation shall not be obligated under this Section 8.01: (a) to indemnify an indemnitee under these Bylaws for any amounts paid in settlement of a proceeding unless the Corporation consents to such settlement; or (b) to indemnify an indemnitee for any disgorgement of profits made from the purchase or sale by indemnitee of securities of the Corporation under Section 16(b) of the Exchange Act.

In addition, subject to Section 8.04, the Corporation shall not be liable under this Article VIII to make any payment of amounts otherwise indemnifiable hereunder (including, without limitation, judgments, fines and amounts paid in settlement) if and to the extent that the indemnitee has otherwise actually received such payment under this Article VIII or any insurance policy, contract, agreement or otherwise.

Section 8.02 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.01, an indemnitee shall also have the right, to the fullest extent permitted by the TBOC, to be paid by the Corporation the expenses (including attorney’s fees, costs and expenses) incurred by the indemnitee in appearing at, participating in or defending, or otherwise arising out of or related to, any proceeding in advance of its final disposition or in connection with a proceeding brought to establish or enforce a right to indemnification or advancement of expenses under this Article VIII pursuant to Section 8.03 (hereinafter an “advancement of expenses”); provided, however, that,

(A) if the TBOC requires, or in the case of an advance made in a proceeding brought to establish or enforce a right to indemnification or advancement, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made solely upon delivery to the Corporation of (i) a written undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay any amounts so advanced (without interest) to the extent that it is determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified or entitled to advancement of expenses under Sections 8.01 and 8.02 or otherwise and (ii) a written affirmation by such indemnitee of such indemnitee’s good faith belief that he or she has met the standard of conduct necessary for indemnification under Section 8.01; and

(B) with respect to any proceeding of which the Corporation is so notified, the Corporation shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to indemnitee, upon the delivery to indemnitee of written notice of its election to do so.

Section 8.03 Right of Indemnitee to Bring Suit. In the event that (i) following a final adjudication, the Corporation determines in accordance with this Article VIII that the indemnitee is not entitled to indemnification, (ii) following a final adjudication, the Corporation denies a request for indemnification, in whole or in part, or fails to respond or make a determination of entitlement to indemnification within thirty (30) days following receipt of a request for indemnification as described above, (iii) payment of a claim under Section 8.01 or 8.02 is not paid in full by the Corporation within (a) ninety (90) days after a written claim for indemnification has been received by the Corporation following a final adjudication or (b) ninety (90) days after a written claim for an advancement of expenses has been received by the Corporation or (iv) any other person takes or threatens to take any action designed to deny, or to recover from, the indemnitee the benefits provided or intended to be provided to the indemnitee under this Article VIII, the indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses, as applicable. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense (including attorneys’ fees, costs and expenses) of prosecuting or defending such suit.

In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder following a final adjudication (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the TBOC. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or the Corporation’s shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.04 Indemnification Not Exclusive. The provisions for indemnification to or the advancement of expenses and costs to any indemnitee under this Article VIII, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article VIII, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by applicable law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, the Certificate of Formation, other agreements or arrangements, vote of shareholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

Section 8.05 Nature of Rights. The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 8.06 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC. Subject to Section 8.04, in the event of any payment by the Corporation under this Article VIII, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee with respect to any insurance policy or any other indemnity agreement covering the indemnitee. The indemnitee shall execute all papers required and take all reasonable action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Corporation shall pay or reimburse all expenses actually and reasonably incurred by the indemnitee in connection with such subrogation.

Section 8.07 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation, individually or as a group, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 8.08 Savings Clause. If this Article VIII or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any proceeding, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the fullest extent permitted by applicable law.

Section 8.09 Shareholder Notification. To the extent required by the TBOC, no later than one year from the date that the Corporation indemnifies or advances expenses to a director or officer in accordance with this Article VIII, it shall give a written report of such indemnification or advancement to the shareholders, which report must be made with or before the notice or waiver of notice of the next shareholders’ meeting or, in any case, the next submission to the shareholders of a written consent without a meeting.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” shall be defined in accordance with Section 1.002 of the TBOC and shall include any form of communication not directly involving the physical transmission of paper, including communication by use of, or participation in, one or more electronic data systems (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 9.02 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 9.03 Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

Section 9.04 Construction; Section Headings. For purposes of these Bylaws, unless the context otherwise requires, (i) references to “Articles,” “Sections” and “paragraphs” refer to articles, sections and paragraphs of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 9.05 Inconsistent and Invalid Provisions.

(A) In the event that any provision of these Bylaws is unenforceable or becomes inconsistent with any provision of the Certificate of Formation, the TBOC or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect to the maximum extent possible.

(B) If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, the provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.

Section 9.06 Conflict with Applicable Law or Certificate of Formation. These Bylaws are adopted subject to any applicable law and the Certificate of Formation. Whenever these Bylaws may conflict with any applicable law or the Certificate of Formation, such conflict shall be resolved in favor of such law or the Certificate of Formation.

Section 9.07 Checks, Drafts, Etc. All checks, drafts, or other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board of Directors.

ARTICLE X

AMENDMENTS

Section 10.01 Amendment of Bylaws.

(A) The Board of Directors may amend or repeal the Corporation’s bylaws, or adopt new bylaws, unless: (1) the Certificate of Formation or the laws of the State of Texas reserves the power exclusively to the shareholders in whole or part; or (2) the shareholders, in amending, repealing or adopting a particular bylaw, expressly provide that the Board of Directors may not amend or repeal such bylaw.

(B) Unless the Certificate of Formation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of the Corporation’s bylaws, the bylaws of the Corporation may be amended, repealed or adopted with the affirmative vote of the holders of a majority of the voting power of all of the then-issued and outstanding shares of stock entitled to vote thereon, even though the bylaws may also be amended, repealed or adopted by the Board of Directors.

Annex D

TRANSITION SERVICES AGREEMENT

BY AND BETWEEN

FLEX LTD.

AND

AXIOM SOLUTIONS INTERNATIONAL, INC.

DATED AS OF [•]

EXHIBITS

Exhibit A	Services
Exhibit B	Excluded Services
Exhibit C	Contract Managers and Managed Services Managers

TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT (this “Agreement”), dated as of [•] (the “Effective Date”), is entered into by and between Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H (“RemainCo”) and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”) (each of RemainCo and SpinCo, a “Party,” and collectively, the “Parties”).

RECITALS

WHEREAS, RemainCo and SpinCo, or certain of their respective Affiliates, have entered into that certain Separation and Distribution Agreement, dated as of [•], 2026 (together with all exhibits and schedules thereto, the “Separation Agreement”);

WHEREAS, the Separation Agreement contemplates that RemainCo and SpinCo will execute this Agreement, and this Agreement is being entered into by the Parties to satisfy the requirements described therein; and

WHEREAS, each of RemainCo and SpinCo wishes to provide to the other Party certain services during a transitional period commencing as of the Effective Date, on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions . Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Separation Agreement or the Employee Matters Agreement (as applicable). As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Additional Service” has the meaning set forth in Section 2.3(c).

(b) “Additional Service Extension” has the meaning set forth in Section 13.2(b).

(c) “Affiliate” means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the other Party or member of such other Party’s Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s shareholders prior to, or in the case of SpinCo’s stockholders, after the Effective Date.

(d) “Agreement” has the meaning set forth in the Preamble to this Agreement.

(e) “Bundled Services” means, with respect to a particular Service, any other Services that are bundled with, cannot be provided in the absence of, or otherwise are dependent on such Service, including any Services identified in Exhibit A as “Bundled Services” with respect to such Service.

(f) “Business” means (i) with respect to RemainCo and/or one or more members of the RemainCo Group, the RemainCo Business, or (ii) with respect to SpinCo and/or one or more members of the SpinCo Group, the SpinCo Business.

(g) “Change” has the meaning set forth in Section 2.4(a).

(h) “Change Request” has the meaning set forth in Section 2.4(a).

(i) “Confidential Information” has the meaning set forth in Section 10.1.

(j) “Consents” means any consents, waivers, notices, reports or other filings obtained, made or to be obtained from or made, including with respect to any Contract, or any registrations, licenses, permits, approvals, authorizations obtained or to be obtained from, or approvals from, or notification requirements to, any Person including a Governmental Entity.

(k) “Contract” means any agreement, contract, subcontract, obligation, note, indenture, instrument, option, lease, sublease, promise, arrangement, release, warranty, license, sublicense, insurance policy, purchase order or legally binding commitment or undertaking of any nature (whether written or oral and whether express or implied).

(l) “Contract Manager” has the meaning set forth in Section 14.1.

(m) “Cost of Service” means, with respect to each Service, Managed Service and Leased Employee Service, the amount specified in Exhibit A to be paid by the Service Recipient to the Service Provider with respect to such service.

(n) “Data Protection Laws” means the following to the extent applicable from time to time: (i) the California Consumer Privacy Act, as amended by the California Privacy Rights Act, (ii) the General Data Protection Regulation (2016/679) (“GDPR”) and the GDPR as transposed into the national laws of the United Kingdom (“UK GDPR”), (iii) any national law supplementing the GDPR and UK GDPR and (iv) any other data protection or privacy Laws, regulations, regulatory requirements or binding codes of practice throughout the world issued by or with the approval of a relevant data protection authority applicable to the Processing of Personal Data (as amended or replaced from time to time).

(o) “Disclosing Party” has the meaning set forth in Section 10.2.

(p) “Early Termination Charges” has the meaning set forth in Section 13.4.

(q) “Early Termination Consequence Notice” has the meaning set forth in Section 13.3(c).

(r) “Effective Date” has the meaning set forth in the Preamble to this Agreement.

(s) “Employee Matters Agreement” means that certain Employee Matters Agreement, dated as of [•], 2026, by and between RemainCo and SpinCo.

(t) “Excluded Services” has the meaning set forth in Section 2.1.

(u) “Expenses” has the meaning set forth in Section 8.2.

(v) “Facilities” has the meaning set forth in Section 7.1(a).

(w) “Force Majeure Event” has the meaning set forth in Section 15.1.

(x) “Governmental Entity” means any nation or government, any state, municipality or other political subdivision thereof and any entity, body, agency, commission, department, board, bureau, official or court, whether domestic, foreign, multinational or supranational exercising executive, legislative, judicial, regulatory, self-regulatory, authority or administrative functions of or pertaining to government and any executive official thereof.

(y) “Group” means (i) with respect to SpinCo, the SpinCo Group, and (ii) with respect to RemainCo, the RemainCo Group.

(z) “Initial Service Term” means, for each Service, the initial service term set forth on Exhibit A for such Service.

(aa) “Intellectual Property” means any and all rights (created or arising in any jurisdiction anywhere in the world, whether registered or not, and whether statutory, common law, or otherwise) to the extent arising from or related to intellectual property, including (i) Patents, (ii) Trademarks, (iii) Copyrights, (iv) rights in Know-How, (v) rights in Software and data, (vi) all other intellectual property or proprietary rights and (vii) all registrations and applications for registration of any of the foregoing clauses (i) through (vi).

(bb) “IT Assets” means all Software, computer systems, telecommunications equipment, data and databases, internet protocol addresses, and documentation, reference, resource and training materials to the extent relating thereto, other than, in each case, Intellectual Property contained therein.

(cc) “Leased Employees” means any Delayed Transfer Employee who the Parties mutually agree in writing will provide Leased Employee Services pursuant to this Agreement.

(dd) “Leased Employee Costs” has the meaning set forth in Section 3.5.

(ee) “Leased Employee Services” has the meaning set forth in Section 3.4.

(ff) “Leased Employee Services Period” has the meaning set forth in Section 3.4.

(gg) “Managed Services” has the meaning set forth in Section 3.1.

(hh) “Managed Services Costs” has the meaning set forth in Section 3.2.

(ii) “Managed Services Employees” means any Delayed Transfer Employee who the Parties mutually agree in writing will provide Managed Services pursuant to this Agreement.

(jj) “Managed Services Manager” has the meaning set forth in Section 3.3.

(kk) “Managed Services Period” has the meaning set forth in Section 3.1.

(ll) “Migration” has the meaning set forth in Section 6.2(a).

(mm) “Migration Costs” has the meaning set forth in Section 6.2(b).

(nn) “Migration Plan” has the meaning set forth in Section 6.2(a).

(oo) “Non-Service-Specific Dispute” has the meaning set forth in Section 14.3(b).

(pp) “Omitted Services” has the meaning set forth in Section 2.3(b).

(qq) “Outside Date” has the meaning set forth in Section 13.1.

(rr) “Party” and “Parties” have the meaning set forth in the Preamble to this Agreement.

(ss) “Personal Data” means (i) any information that can identify, relate to, describe, be associated with, or be reasonably capable of being associated with a particular individual, and (ii) any information that constitutes “personal information,” “personal data,” “personally identifiable information” or other corollary term under Data Protection Laws.

(tt) “Processing” (and its cognates) means, in addition to any definition for any corollary term provided by Data Protection Laws, any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction.

(uu) “Provider Indemnified Parties” has the meaning set forth in Section 12.1(a).

(vv) “Receiving Party” has the meaning set forth in Section 10.2.

(ww) “Recipient Indemnified Parties” has the meaning set forth in Section 12.1(b).

(xx) “Reference Period” means the twelve (12)-month period immediately prior to the Effective Date.

(yy) “RemainCo” has the meaning set forth in the Preamble to this Agreement.

(zz) “Required Systems” has the meaning set forth in Section 7.1(a).

(aaa) “Security Incident” has the meaning set forth in Section 7.1(c).

(bbb) “Separation Agreement” has the meaning set forth in the Recitals to this Agreement.

(ccc) “Service” means the individual services set forth on Exhibit A, together with any Omitted Services and Additional Services agreed to by the Parties pursuant to Section 2.3.

(ddd) “Service Charge” has the meaning set forth in Section 8.1.

(eee) “Service Coordinator” has the meaning set forth in Section 14.2.

(fff) “Service Extension” has the meaning set forth in Section 13.2(a).

(ggg) “Service Provider” means any member of the (i) RemainCo Group, with respect to the Services, Leased Employee Services and Managed Services to be provided by or on behalf of RemainCo to any member of the SpinCo Group, and (ii) SpinCo Group, with respect to the Services, Leased Employee Services and Managed Services to be provided by or on behalf of SpinCo to any member of the RemainCo Group.

(hhh) “Service Recipient” means any member of the (i) RemainCo Group, with respect to the Services, Leased Employee Services and Managed Services to be provided by or on behalf of SpinCo to any member of the RemainCo Group, or (ii) SpinCo Group, with respect to the Services, Leased Employee Services and Managed Services to be provided by or on behalf of RemainCo to any member of the SpinCo Group.

(iii) “Service-Specific Dispute” has the meaning set forth in Section 14.3(a).

(jjj) “Service Taxes” has the meaning set forth in Section 8.3(a).

(kkk) “Service Term” means, for each Service, the Initial Service Term and any Service Extension and Additional Service Extension, if applicable.

(lll) “Software” means all computer programs (whether in source code, object code, or other form), software implementations of algorithms, and related documentation, including flowcharts and other logic and design diagrams, technical, functional and other specifications, and user and training materials to the extent related to any of the foregoing.

(mmm) “SpinCo” has the meaning set forth in the Preamble to this Agreement.

(nnn) “Sub-Contractor” has the meaning set forth in Section 2.2(a).

(ooo) “Tax” has the meaning set forth in the Tax Matters Agreement.

(ppp) “Term” has the meaning set forth in Section 13.1.

(qqq) “Third Party” means any Person other than RemainCo, SpinCo and their respective Affiliates.

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause and Exhibit are references to the Articles, Sections, paragraphs, clauses and Exhibits to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the Preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any Party pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by SpinCo or RemainCo shall be deemed to require SpinCo or RemainCo, as the case may be, to cause the applicable members of the SpinCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

ARTICLE II

PROVISION OF SERVICES

Section 2.1 Services Provided . Upon the terms and subject to the conditions set forth in this Agreement, the Service Provider shall provide (or, in accordance with Section 2.2(a), procure the provision of) the Services to the Service Recipient. Subject to Section 2.4, the Service Provider shall not be obligated to provide, and the Service Recipient shall not have any right to receive, any services under this Agreement except for services expressly included as Services hereunder. Without limiting the foregoing and notwithstanding anything to the contrary in this Agreement, the Service Provider shall have no obligation under this Agreement to provide, or cause to be provided, any of the services identified on Exhibit B (the “Excluded Services”).

Section 2.2 Personnel, Resources and Third Parties.

(a) The Service Provider may, at its option, from time to time, delegate or subcontract any or all of its obligations to perform Services under this Agreement to any one or more of its Affiliates or engage the services of other professionals, consultants or other Third Parties (each, a “Sub-Contractor”) in connection with the performance of the Services; provided, however, that the Service Provider shall remain ultimately responsible for ensuring that all of its obligations under this Agreement are satisfied with respect to any Services provided by any such Sub-Contractor and shall be liable to Service Recipient for any failure of a Sub-Contractor to so satisfy such obligations (or if a Sub-Contractor otherwise breaches any provision hereof). Except as agreed by the Parties in Exhibit A or otherwise in writing, the Service Provider’s election to use a Sub-Contractor for a particular Service shall not materially increase the Service Charges payable hereunder.

(b) The Service Provider shall determine the personnel who shall perform the Services to be provided by it. All personnel providing Services will remain at all times, and be deemed to be, employees or representatives solely of the Service Provider responsible for providing such Services (or its Affiliates or Sub-Contractors, as applicable) for all purposes, and shall not be deemed to be employees or representatives of the Service Recipient. The Service Provider (or its Affiliates or Sub-Contractors, as applicable) shall be solely responsible for payment and provision of all wages, bonuses and commissions, employee benefits, including severance and worker’s compensation, disability and the withholding and payment of applicable Taxes relating to such employment, and all medical benefit premiums, vacation pay, sick pay or other fringe benefits for any personnel who perform Services on behalf of such Service Provider. All such personnel will be under the sole direction, control and supervision of the Service Provider and the Service Provider has the sole right to exercise all authority with respect to the employment, substitution, termination, assignment and compensation of such personnel.

(c) The Service Recipient acknowledges and agrees that the Service Provider may, but shall not be obligated to, enhance, upgrade or expand the capacity of any existing IT Asset under this Agreement, and that, for the avoidance of doubt, the Service Provider shall not be obligated to enhance, upgrade or expand the capacity of any IT Assets that are exclusively used in the Service Recipient’s Business.

Section 2.3 Omitted Services.

(a) Within the thirteen (13)-month period following the Effective Date, the Service Recipient may request the Service Provider to provide services that (i) were provided by the Service Provider or any of its Affiliates (either directly or indirectly) to the Service Recipient’s Business within the Reference Period, (ii) are reasonably necessary for the operation of the Service Recipient’s Business in substantially the same manner as conducted as of the Effective Date, and (iii) are not Excluded Services. Any request for such omitted service shall be in writing and shall specify, as applicable, (A) the type and the scope of such service, (B) who is requested to perform such service, (C) where and to whom such service is to be provided, (D) the proposed term for such service, and (E) the proposed service fees payable for such service.

(b) The Service Provider shall provide, or shall cause to be provided, any omitted service requested by the Service Recipient in accordance with Section 2.3(a); provided that (i) the Service Provider or its Affiliates are reasonably capable of providing such omitted service and (ii) such omitted service cannot reasonably be provided by the Service Recipient or its Affiliates or obtained by the Service Recipient or its Affiliates from a Third Party on commercially reasonable terms (any validly requested services satisfying the foregoing clauses (i) and (ii), “Omitted Services”). Following the Service Recipient’s request for an Omitted Service, the Parties shall in good faith negotiate an amendment to Exhibit A, which shall describe in detail the service, project scope, term, price and other applicable terms for such Omitted Service. Once agreed to in writing, the amendment to Exhibit A shall be deemed part of this Agreement as of such date and such Omitted Services shall be deemed “Services” provided hereunder, in each case, subject to the terms and conditions of this Agreement; provided, however, that the Service Provider shall not be required to provide any Omitted Services, at any price, that would prevent, or be reasonably likely to prevent, or be inconsistent with the Tax-Free Status of the Transactions with respect to the Distribution (as defined in the Tax Matters Agreement).

(c) To the extent that any omitted service requested by the Service Recipient in accordance with Section 2.3(a) does not satisfy the requirements set forth in clauses (i) or (ii) of Section 2.3(b), the Service Provider shall have no obligation to provide such service; provided, however, that the Service Provider shall consider the Service Recipient’s request in good faith and the Parties shall discuss in good faith whether such service may nevertheless be provided by the Service Provider and, if so, the scope, term, pricing and other applicable terms for such service. If the Service Provider agrees to provide such service (any such agreed service, an “Additional Service”), the Parties shall in good faith document such agreed terms in an amendment to Exhibit A. Upon execution by the Parties, such amendment to Exhibit A shall be deemed part of this Agreement as of such date and such Additional Services shall be deemed “Services” provided hereunder, in each case, subject to the terms and conditions of this Agreement. For the avoidance of doubt, nothing in this Section 2.3(c) shall require the Service Provider to provide, or agree to provide, any such service requested by the Service Recipient.

Section 2.4 Service Modifications.

(a) Subject to Section 2.4(b) and Section 2.5(a), and except to the extent otherwise set forth in Exhibit A with respect to a particular Service, neither Party shall be entitled to any change to the nature, the manner of performing or level of a Service (each such change a “Change,” and, collectively “Changes”) without the prior written consent of the other Party, which consent may not be unreasonably withheld, conditioned or delayed. In the event a Party desires a Change, it will deliver a written description of the proposed Change (a “Change Request”) to the other Party’s Contract Manager. The Service Provider shall provide the Service Recipient with an estimate of the additional costs of such proposed Change together with reasonable explanation and documentation, and the Parties shall negotiate in good faith the additional costs which may be borne by the Service Recipient as a result of such proposed Change. The foregoing sentence shall apply mutatis mutandis in case the Change Request will result in a decrease in costs which may be passed on to the Service Recipient. If the Parties mutually agree in writing on any Changes in response to a Change Request (including the allocation of additional costs or savings with respect thereto), the applicable Service shall be deemed modified in accordance with such agreement, and the Parties shall be responsible for all costs and expenses associated with such approved Change as agreed between them. For clarity and notwithstanding the foregoing, the addition of any Omitted Services or Additional Services shall not be accomplished by Change Request under this Section 2.4(a), but shall be subject in all cases to Section 2.3.

(b) Notwithstanding the foregoing or anything to the contrary in this Agreement, the Service Provider may (i) change, modify or upgrade the Service Provider’s enterprise-wide technology, Software or systems, including technology, Software or systems used by it in connection with this Agreement, to the extent such change, modification or upgrade is made in the ordinary course of business or is reasonably necessary for security, legal, regulatory, operational or enterprise-wide business reasons and (ii) otherwise change, modify or upgrade the nature, manner of performing or level of a Service to the extent such change, modification or upgrade is made in the ordinary course of business or is made generally with respect to the Service Provider’s agreements with Third Parties or contractors; provided that, in each case, the Service Provider shall not implement any such change, modification or upgrade solely with respect to the Services provided hereunder, shall use commercially reasonable efforts to avoid any material degradation in the quality, functionality, availability, timeliness or security of the applicable Service, and shall use commercially reasonable efforts to minimize disruption to the Service Recipient’s Business. The Service Provider shall provide the Service Recipient with reasonable prior written notice of any such change, modification or upgrade that would reasonably be expected to materially affect the Service Recipient’s receipt or use of a Service, including reasonable information regarding the anticipated timing, scope and impact of such change, modification or upgrade. Any actual, reasonable and documented increase to the Service Provider in the cost of providing a Service as a result of a change, modification or upgrade permitted by this Section 2.4(b) may be passed through to the Service Recipient only to the extent such increase is not already included in the applicable Cost of Service, is allocated to the Service Recipient on a non-discriminatory basis as compared to the Service Provider’s Group, and does not increase the Service Charges for the applicable Service by more than fifteen percent (15%) in any calendar quarter without the Service Recipient’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

Section 2.5 Limitations and Exclusions.

(a) Notwithstanding anything to the contrary herein, but subject to Section 15.8, the Service Provider (and the Affiliates and Sub-Contractors of the Service Provider) will not be required to perform or to cause to be performed any of the Services for the benefit of any Third Party or any other Person other than the Service Recipient (and in no event shall the Service Recipient be permitted to resell or supply any Service to any Third Party).

(b) Each Party shall comply, at its own expense, with all applicable Laws regarding the performance of its obligations under this Agreement. Notwithstanding anything to the contrary in this Agreement, the Service Provider shall not be required to perform any of its obligations under this Agreement to the extent the Service Provider reasonably believes that performing such obligation would violate any applicable Law. The Parties shall cooperate in good faith to implement changes and/or modifications to any manner or method of Service, which in the Service Provider’s reasonable discretion, are reasonably necessary to ensure that such Service is performed in accordance with applicable Laws. The Service Recipient will promptly implement such changes and/or modifications.

ARTICLE III

MANAGED SERVICES; LEASED EMPLOYEE SERVICES

Section 3.1 Managed Services. Subject to applicable Law, to facilitate the orderly transfer of employment of certain Delayed Transfer Employees whose employment cannot transfer to the applicable Service Recipient (or a Designee) as of the Effective Time, the Service Provider shall provide (or shall cause a Designee to provide) to the Service Recipient, and the Service Recipient shall accept, the services of such Managed Services Employee from the Effective Date until the earliest of (a) the twelve (12)-month anniversary of the Effective Date (or such later time as mutually agreed in writing by the Parties), (b) the Applicable Transfer Date for such Managed Services Employee and (c) the termination of such Managed Services Employee’s employment (such period, the “Managed Services Period,” and such arrangement, the “Managed Services”). The Managed Services are not intended to alter the employment relationship between the Managed Services Employee and the applicable Service Provider during the Managed Services Period. Accordingly, during the Managed Services Period and for so long as such Managed Services Employee remains employed, each Managed Services Employee shall remain an employee solely of the applicable Service Provider (or a Designee). At the conclusion of the Managed Services Period, the employment of such Managed Services Employee is intended to transfer to the applicable Service Recipient (or Designee) in accordance with, and subject to, the terms of the Employee Matters Agreement. The Service Provider shall not hire any individual to be a Managed Services Employee or terminate the employment of any Managed Services Employee at or following the Effective Time without the prior written approval of the Service Recipient; provided, however, that the Service Provider may terminate such individual’s employment for cause (as determined by the Service Provider in its reasonable discretion) without receiving the Service Recipient’s prior written approval so long as the Service Provider notifies the Service Recipient in writing prior to taking such action. Following the Effective Time, the Service Recipient may request that the Service Provider hire any individual to serve as a Managed Services Employee for a limited period (subject to the Service Provider’s approval, such approval not to be unreasonably withheld, conditioned or delayed by the Service Provider) and direct the Service Provider to terminate the employment or service of any Managed Services Employee.

Section 3.2 Compensation, Benefits and Costs for Managed Services Employees. During the Managed Services Period for each Managed Services Employee, the applicable Service Provider shall (or shall cause a Designee to) continue to (a) pay and provide all salary or wages, incentive compensation, termination pay (if applicable), and all other compensation and benefits, and maintain and provide benefits, to the Managed Services Employees, in each case, at the same levels in effect immediately prior to the Effective Date and in accordance with applicable Law, collective bargaining agreement, employee benefit plans and/or employment policies, except to the extent any change in compensation or benefits is (x) required by applicable Law, any collective bargaining agreement or employee benefit plan in effect as of the date hereof or (y) mutually agreed upon in writing by the Parties and (b) withhold and remit all employee-paid Taxes and other employee-paid amounts, make all employer-paid payroll, social insurance, unemployment, workers’ compensation and similar contributions or payments required by applicable Law and file all reports and maintain all records in connection therewith in accordance with past practice and (c) maintain the cost of liability insurance coverage with respect to such employees consistent with past practices (collectively, the “Managed Services Costs”).

Section 3.3 Managed Services Managers. The Managed Services Employees will remain in the business organization of the applicable Service Provider and will not be integrated into the Service Recipient’s business organization prior to the Applicable Transfer Date. Each Party shall appoint a manager with the requisite skills, knowledge, experience and authority to discuss, coordinate and make arrangements with respect to the Managed Services (each, a “Managed Services Manager”), who shall be the primary contact relating to the Managed Services. The Parties’ initial Managed Services Managers shall be set forth on Exhibit C. The Managed Services Managers shall meet, in person or by audio or video conference, at the reasonable request of either Managed Services Manager in order to ensure the provision of the Managed Services in accordance with this Agreement. Either Party may change its designated Managed Services Manager at any time upon written notice to the other Party in accordance with Section 15.5. Any replacement Managed Services Manager shall possess the requisite skills, knowledge, experience and authority to discuss, coordinate and make arrangements with respect to the Managed Services.

Section 3.4 Leased Employee Services. Subject to applicable Law, to facilitate the orderly transfer of employment of the Leased Employees, the Service Provider shall provide (or cause a Designee to provide) to the Service Recipient, and the Service Recipient shall accept, the full-time services of the Leased Employees until the earliest of (a) the twelve (12)-month anniversary of the Effective Date (or such later time as mutually agreed in writing by the Parties), (b) the Applicable Transfer Date for such Leased Employee and (c) the termination of such Leased Employee’s employment (such period, the “Leased Employee Services Period,” and such arrangement, the “Leased Employee Services”). The Leased Employee Services are not intended to alter the employment relationship between the Leased Employee and the applicable Service Provider during the Leased Employee Services Period. Accordingly, each Leased Employee shall remain an employee solely of the applicable Service Provider during the Leased Employee Services Period; provided, however, that the Service Recipient shall have the right and authority to supervise, direct and control the day-to-day work performed by the Leased Employee. At the conclusion of the Leased Employee Services Period, the employment of such Leased Employee is intended to transfer to the applicable Service Recipient (or Designee) in accordance with, and subject to, the terms of the Employee Matters Agreement. The Service Provider shall not hire any individual to be a Leased Employee or terminate the employment of any Leased Employee at or following the Effective Time without the prior written approval of the Service Recipient; provided, however, that the Service Provider may terminate such individual’s employment for cause (as determined by the Service Provider in its reasonable discretion) without receiving the Service Recipient’s prior written approval so long as the Service Provider notifies the Service Recipient in writing prior to taking such action. Following the Effective Time, the Service Recipient may request that the Service Provider hire any individual to serve as a Leased Employee for a limited period (subject to the Service Provider’s approval, such approval not to be unreasonably withheld, conditioned or delayed by the Service Provider) and direct the Service Provider to terminate the employment or service of any Leased Employee.

Section 3.5 Compensation, Benefits and Costs for Leased Employees. During the Leased Employee Services Period for each Leased Employee, the applicable Service Provider shall (or shall cause a Designee to) continue to (a) pay and provide all salary or wages, incentive compensation, termination pay (if applicable), benefit costs and all other compensation and benefits, and maintain and provide benefits, to the Leased Employees, in each case, at the same levels in effect immediately prior to the Effective Date and in accordance with applicable Law, collective bargaining agreement, employee benefit plans and/or employment policies, and (b) withhold and remit all employee-paid Taxes and other employee-paid amounts, make all employer-paid payroll, social insurance, unemployment, workers’ compensation and similar contributions or payments required by applicable Law and file all reports and maintain all records in connection therewith and (c) maintain the cost of liability insurance coverage with respect to such employees consistent with past practices (collectively, the “Leased Employee Costs”).

Section 3.6 Duties and Responsibilities; Compliance with Applicable Law. During the Leased Employee Services Period, the Service Recipient shall (a) maintain accurate records regarding time worked by the Leased Employees and timely provide the Service Provider with all information reasonably necessary for the Service Provider to satisfy payroll, benefit, tax, employment and other employer-of-record obligations; (b) provide a safe work environment for the Leased Employees in compliance with applicable occupational health and safety Laws and promptly report any work-related injury or illness to the Service Provider; (c) comply in all material respects with applicable Laws concerning employment and employment practices with respect to the Service Recipient’s supervision and direction of the Leased Employees, including Laws prohibiting discrimination, harassment and retaliation; and (d) perform its obligations under this Article III with at least the same level of diligence and care it uses with respect to its own similarly situated employees.

ARTICLE IV

STANDARD OF CARE

Section 4.1 Standard of Care. Subject to Section 2.4(b), the Service Provider shall, and shall cause its Sub-Contractors who provide the Services hereunder to, perform the Services (a) in accordance with the terms of Exhibit A (including in a manner that meets any key performance indicators set forth therein, where applicable), (b) in substantially the same manner (including with respect to quality, availability, timeliness, skill and diligence), with substantially the same standard of care, and to substantially the same extent and service level as such Services (or substantially similar services) were provided to the Service Recipient’s Business during the Reference Period and (c) in a professional and workmanlike manner using reasonable care and skill. The Services shall be used solely for the operation of the Service Recipient’s Business for substantially the same purpose as used, and at the level of use reasonably required, by the Service Recipient’s Business in the Reference Period, as applicable.

Section 4.2 Shutdowns and Interruptions.

(a) Notwithstanding anything to the contrary in this Agreement, the Service Provider may temporarily suspend a Service due to scheduled or emergency maintenance, modification, repairs, alterations or replacements to the extent reasonably necessary or appropriate. For any scheduled suspension, the Service Provider shall provide at least five (5) days’ prior notice to the Service Recipient, including reasonable information regarding the nature, timing, expected duration and anticipated impact of such suspension. For any emergency suspension, the Service Provider shall provide notice as soon as reasonably practicable. In each case, the Service Provider shall use commercially reasonable efforts to schedule and conduct the suspension in a manner designed to minimize disruption to the Service Recipient’s Business, minimize the duration of the suspension and restore the affected Service as promptly as reasonably practicable. Upon the Service Recipient’s request, the Service Provider shall use commercially reasonable efforts to identify and implement, or assist the Service Recipient in identifying and implementing, a commercially reasonable substitute, workaround or alternative means of providing the Service affected by a suspension detailed in this Section 4.2(a), or a substantially similar functionality until the affected Service is restored.

(b) The Parties acknowledge that there may be unanticipated temporary interruptions in the provision of a Service. The Service Provider shall notify the Service Recipient of any material interruption as soon as reasonably practicable after becoming aware of such interruption, including reasonable information regarding the nature, anticipated duration and anticipated impact of such interruption. The Service Provider shall use commercially reasonable efforts to remedy the cause of the interruption, restore the affected Service as promptly as reasonably practicable and cooperate with the Service Recipient to minimize the impact on the Service Recipient’s Business. The Service Provider shall not be excused from performance to the extent it fails to use commercially reasonable efforts to remedy the cause of the interruption or to restore the affected Service.

(c) In the event the obligations of the Service Provider to provide any Service are suspended in accordance with Section 4.2(a) or Section 4.2(b), the Service Provider and its Affiliates shall not have any liability whatsoever to the Service Recipient arising out of or relating to such suspension, except to the extent resulting from a breach by the Service Provider of any agreement or covenant required to be performed or complied with by the Service Provider pursuant to Section 4.2(a) or Section 4.2(b) (but subject to the other limitations on liability set forth in this Agreement).

ARTICLE V

THIRD-PARTY CONSENTS AND LICENSES

Section 5.1 Consents and Licenses. The Service Provider shall use commercially reasonable efforts, and the Service Recipient shall use commercially reasonable efforts to provide assistance as reasonably necessary, to obtain any Consents from Third Parties that are necessary for the Service Provider to provide the Services. Notwithstanding the foregoing, neither Party shall be required to take any action that would, or would reasonably be expected to, result in a violation or breach of, or default under, applicable Law or Contracts with Third Parties, relinquish, waive or forbear any material rights, amend or modify any Contracts with Third Parties other than to the extent necessary to obtain the applicable Consent, or pay any consideration to any Person for the purpose of obtaining such Consent unless the Parties have agreed in advance in writing to the allocation of such consideration. Unless otherwise agreed by the Parties in writing or set forth in Exhibit A, the Parties shall each bear their own internal costs incurred in connection with obtaining any such Consent, and any reasonable and documented out-of-pocket Third-Party fees, expenses or other additional costs incurred in connection with obtaining any such Consent shall be borne by the Service Recipient.

Section 5.2 Workarounds. If a Consent required for the Service Provider to provide a particular Service is not obtained in accordance with the provisions in Section 5.1 or is otherwise subsequently revoked, terminated or expires, (a) the Service Provider shall use commercially reasonable efforts (at the Service Provider’s and the Service Recipient’s cost, shared equally) to prevent any materially adverse impact on, and material disruption of, the Service Recipient’s Business and (b) the Parties shall cooperate in good faith to either (i) agree in writing on a workaround, including amending or replacing the Service in such a manner that the Consent or license of the relevant Third Party is no longer required (in which event the Parties shall modify the Cost of Service for the applicable Service taking into account such workaround), or (ii) terminate the relevant Service (in which case the Service Recipient shall no longer be required to pay Service Charges for such Service, except for any payments accruing prior to the effective date of the termination of such Service). For the avoidance of doubt, subject to the preceding sentence, if such a Consent is not obtained, or is otherwise subsequently revoked, terminated or expires, the Service Provider shall not be obligated to provide the affected Service to the Service Recipient.

Section 5.3 Third-Party Agreements. The Service Recipient acknowledges and agrees that the Services provided by the Service Provider through Third Parties or using Third-Party Intellectual Property are subject to the terms and conditions of any applicable agreements between the Service Provider or its Affiliates and such Third Parties or their Affiliates. The Service Recipient shall comply, and shall cause its Affiliates to comply, with the terms of such agreements to the extent they are relevant to the receipt of the Services and to the extent that such terms are known to the Service Recipient or its personnel.

ARTICLE VI

MIGRATION FROM SERVICES

Section 6.1 Transitional Nature. The Service Recipient acknowledges that the Service Provider is not in the business of providing Services (or services of a like nature), and that the Services are being provided to the Service Recipient by the Service Provider as an accommodation to facilitate the transactions contemplated by the Separation Agreement on an interim basis during the Service Term, and in no event beyond the end of the Term, to facilitate the Service Recipient’s transition to its own personnel or Third Parties to procure the Services for itself. Accordingly, during the Term, and with respect to each particular Service, during the Service Term, the Service Recipient shall use reasonable efforts to implement any necessary systems, and take, or cause to be taken, any and all other actions necessary or advisable so as to render receipt of the Services from the Service Provider no longer necessary by the end of the Service Term applicable to each Service.

Section 6.2 Migration.

(a) To facilitate a timely and efficient transition to each Service Recipient’s own internal organization or other third-party service providers of the provision of each of the Services provided to it hereunder and the migration of any data to the Service Recipient’s own internal systems or third-party systems (“Migration”), within sixty (60) days following the Effective Date (or such other period as the Parties may agree to in writing), the Parties shall cooperate in good faith to develop and agree upon a written migration plan (“Migration Plan”). The Migration Plan may include, among other things, the following with respect to the Migration: (i) the phases of implementation; (ii) milestones; (iii) expected involvement of the Service Provider; (iv) service interdependency issues; (v) contingencies; (vi) developing plans to independently receive such services; and (vii) logistics to provide for the timely transfer of the Managed Services Employees’ and the Leased Employees’ employment to the Service Recipient as of such employee’s Intended Transfer Date. Such Migration Plan shall be amended by the Parties upon mutual agreement, acting in good faith, as required to facilitate the timely and efficient Migration.

(b) Unless otherwise expressly set forth in Exhibit A or the Migration Plan, the Service Recipient shall reimburse the Service Provider for all Service Provider costs and all reasonable, documented Third-Party costs and expenses incurred in connection with (i) the transfer of systems and data relating to the Business from the Service Provider’s and its Affiliates’ other systems and facilities to the Service Recipient’s or its Affiliates’ systems and facilities, including (where necessary) the physical or electronic segregation of systems and data within the Service Provider’s and its Affiliates’ existing systems and facilities and (ii) the Service Provider’s and its Affiliates’ support and performance under the Migration Plan or otherwise in connection with the Migration, in each case of the foregoing clauses (i) and (ii), only to the extent such costs and expenses are not already included in the applicable Service Charges and have been approved in advance in writing by the Service Recipient if they are reasonably expected to exceed fifty thousand dollars ($50,000) in the aggregate for the applicable Migration activity (such costs and expenses incurred in connection with the Migration, collectively, the “Migration Costs”). To the extent applicable, the Service Provider’s portion of the Migration Costs will be calculated on a time and materials basis and at rates consistent with the rates at which the Service Provider bills its personnel. Each Party shall use commercially reasonable efforts to minimize the Migration Costs.

ARTICLE VII

ACCESS AND SECURITY

Section 7.1 Cooperation and Access.

(a) The Service Recipient shall cooperate with the Service Provider to the extent necessary or appropriate to facilitate the performance of the Services in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, (i) each Party shall make available on a timely basis to the other Party all information and materials requested by such Party to the extent reasonably necessary for the performance or receipt of the Services, (ii) each Party shall, and shall cause the members of its Group to, upon reasonable notice, give or cause to be given to the other Party and its Affiliates and Sub-Contractors reasonable access, during regular business hours and at such other times as are reasonably required, to its premises (“Facilities”) and personnel to the extent reasonably necessary for the performance or receipt of the Services and (iii) each Party shall, and shall cause the members of its Group to, give the other Party and its Affiliates and Sub-Contractors reasonable access to, and all necessary rights to utilize, such Party’s, and its Group’s, assets, systems and technologies to the extent reasonably necessary for the performance or receipt of the Services (“Required Systems”).

(b) Each Party will (i) use the Facilities and Required Systems of the other Party solely for the purpose of providing or receiving the Services, (ii) limit such access to those of its representatives with a bona fide need to have such access in connection with the Services and who, if required by the provisions of this Agreement, have been duly approved to have such access, (iii) comply, and cause its employees, Sub-Contractors and third-party providers to comply, with all policies and procedures governing access to and use of such Facilities and Required Systems made known to such Party in writing reasonably in advance, and (iv) not knowingly tamper with, compromise or circumvent any security or audit measures employed by the Party whose Facilities or Required Systems are being accessed. All user identification numbers and passwords disclosed by a Party to the other Party and any information obtained by either Party as a result of such Party’s access to and use of the other Party’s Required Systems shall be deemed to be, and treated as, Confidential Information of the disclosing Party hereunder in accordance with the provisions set forth in Article X.

(c) Each Party shall promptly notify the other Party in writing of (i) any known or suspected breach of the privacy or security of the other Party’s or its Affiliates’ Facilities or Required Systems and (ii) any loss, destruction, damage or unauthorized disclosure of, or unauthorized activity relating to, the other Party’s or its Affiliates’ Facilities or Required Systems (each of the foregoing clauses (i)-(ii), a “Security Incident”), with such notice including an explanation of the nature and scope of the Security Incident. The Parties shall reasonably cooperate with each other in investigating and taking necessary actions to remediate such Security Incident and to facilitate the other Party’s compliance with applicable Laws in connection with such Security Incident (including with respect to any notices or responses relating to such Security Incident). Such cooperation shall be at the Service Recipient’s expense (including, as applicable, with respect to any breach notification and identity protection services that the Service Provider reasonably determines need to be furnished to affected Persons), but only to the extent such Security Incident was caused by the Service Recipient or any member of its Group.

Section 7.2 Data Processing. Notwithstanding anything to the contrary in this Agreement, any Personal Data Processed or otherwise made available by one Party to the other Party in connection with the Services, Managed Services or Leased Employee Services shall be subject to the Data Transfer Agreement, and each Party agrees to abide by the applicable provisions thereof, to the extent related to such data.

Section 7.3 Software Licenses. The Parties acknowledge that it may be necessary for each of them to make proprietary or Third-Party Software available to the other in the course and for the purpose of performing or receiving the Services (as applicable), subject to Article V in the case of Third-Party Software. Each Party (a) shall comply with all known license terms and conditions applicable to any and all proprietary or Third-Party Software made available to such Party by the other Party in the course of the provision or receipt (as applicable) of Services hereunder and (b) agrees that it shall use reasonable efforts to identify and provide to the other Party a copy of the applicable license terms (or, solely with respect to open source Software or other Software with publicly available license terms, information sufficient to direct such other Party to a copy thereof) for any and all proprietary or Third-Party Software first made available to such other Party as of or after the Effective Date, solely to the extent such provision would not violate the providing Party’s duty of confidentiality owed to any Third Party.

ARTICLE VIII

COMPENSATION

Section 8.1 Service Charges. As compensation for each Service, Managed Service and Leased Employee Service rendered pursuant to this Agreement, the Service Recipient shall be required to pay to the Service Provider a fee for such services equal to the Cost of Service specified for such service in Exhibit A (such fees, together with any applicable Expenses, the “Service Charges”).

Section 8.2 Expenses. The Parties acknowledge and agree that, unless and to the extent expressly and specifically set forth as a component of a Cost of Service, the Service Provider shall be entitled to pass through, without markup of any kind, to the Service Recipient, and the Service Recipient shall reimburse the Service Provider for, reasonable, documented and out-of-pocket costs and expenses incurred by the Service Provider or any of its Sub-Contractors solely to the extent such costs and expenses are incremental to the costs and expenses included in the applicable Cost of Service, are reasonably necessary to provide the applicable Service in accordance with this Agreement, are not otherwise reimbursed under this Agreement, and are allocated to the Service Recipient on a reasonable and non-discriminatory basis (such expenses, collectively, “Expenses”). The Service Provider shall obtain the Service Recipient’s prior written approval, not to be unreasonably withheld, conditioned or delayed, before incurring any such costs or expenses that are reasonably expected to exceed fifty thousand dollars ($50,000) in the aggregate for any Service or category of related costs, except to the extent incurred in response to an emergency or as required by applicable Law, in which case the Service Provider shall notify the Service Recipient as soon as reasonably practicable.

Section 8.3 Taxes.

(a) Except with respect to Managed Services Costs and Leased Employee Costs, all Service Charges paid pursuant to this Agreement shall be exclusive of Taxes. The amount of any and all sales, use, goods and services and other similar Taxes that are assessed, imposed, sustained, incurred, levied and measured on or by: (i) the cost, value or price of Services provided by the Service Provider under this Agreement or (ii) the Service Provider’s cost of acquiring property or services used or consumed by the Service Provider in providing Services under this Agreement (“Service Taxes”) shall be borne by the Service Recipient; provided, however, that (A) in the case of any value-added Taxes, the Service Recipient shall not be obligated to pay such Taxes unless the Service Provider has issued to the Service Recipient a valid value-added Tax invoice in respect thereof, and (B) in the case of all Service Taxes, Service Recipient shall not be obligated to pay such Taxes if and to the extent the Service Recipient has provided any valid exemption certificates or other applicable documentation that would eliminate or reduce the obligation to collect or pay such Taxes, to the extent permitted by applicable Law. In the event that the Service Provider is required by applicable Law to pay any such Service Taxes, then the Service Provider shall timely pay such Service Taxes to the applicable Governmental Entity and the Service Recipient shall reimburse the Service Provider for such payment in accordance with Article IX or as otherwise mutually agreed in writing by the Parties.

(b) At the Service Recipient’s reasonable request and sole expense, (i) the Parties shall cooperate in good faith to reduce or eliminate any Service Taxes and (ii) the Service Provider shall reasonably cooperate with the

Service Recipient in the Service Recipient’s pursuit of the refund of any Service Taxes; provided that, in the event that the Service Provider receives a refund of any Service Taxes paid to the Service Provider by the Service Recipient pursuant to Section 8.3(a) and previously remitted to the applicable Governmental Entity, the Service Provider shall promptly surrender such refund to the Service Recipient.

(c) Notwithstanding anything to the contrary in this Agreement, each Party shall pay and be responsible for all Taxes (other than such Taxes described in Section 8.3(a)) applicable to each of them in connection with this Agreement, including Taxes based on their own respective net income or profits or assets.

(d) Either Party shall have the right to deduct or withhold from any amounts payable under this Agreement such amounts as are required by applicable Law to be deducted or withheld with respect thereto and, to the extent such deducted or withheld amounts are duly and timely remitted to the appropriate Governmental Entity, such deducted or withheld amounts shall be treated as paid to the Person in respect of which such deduction or withholding was made for all purposes of this Agreement. The Parties shall cooperate in good faith to reduce or eliminate withholding with respect to any amounts payable under this Agreement. Notwithstanding the foregoing, if the Service Provider reasonably believes that a reduced rate of withholding applies or the Service Provider is exempt from withholding, then the Service Provider shall notify the Service Recipient and the Service Recipient shall, to the extent permitted by applicable Law, apply such reduced rate of withholding or no withholding at such time as the Service Provider has provided the Service Recipient with evidence reasonably satisfactory to the Service Recipient that a reduced rate of withholding is required (and that all necessary administrative provisions or requirements have been completed). The Service Recipient shall duly and timely remit to the appropriate Governmental Entity any amounts required to be deducted or withheld and shall promptly provide to Service Provider receipts or other documents evidencing such payment of any such deducted or withheld amount to the applicable Governmental Entity. The Service Recipient shall not be required in any circumstances to pursue any refund of Taxes so deducted or withheld and paid over to a Governmental Entity; provided, however, that (i) the Service Recipient shall, at the Service Provider’s reasonable request and sole expense, cooperate with the Service Provider in the Service Provider’s pursuit of such refund of Taxes, and (ii) in the event that the Service Recipient receives a refund of any amounts previously withheld from payments to Service Provider and remitted to the applicable Governmental Entity, the Service Recipient shall promptly surrender such refund to the Service Provider.

(e) Each of the Service Provider and Service Recipient shall promptly notify the other of any deficiency claim or similar notice by a Governmental Entity with respect to Service Taxes or withholding on any amounts payable under this Agreement, and shall provide the other with such information as reasonably requested from time to time, and shall fully cooperate with the other Party, as applicable, in connection with (i) the reporting of, (ii) any audit relating to, and (iii) any assessment, refund, claim or proceeding relating to, in each case, such Service Taxes or withholding.

(f) Except as otherwise specifically provided in this Agreement, Tax matters shall be exclusively governed by the Tax Matters Agreement and, in the event of any inconsistency between the Tax Matters Agreement and this Agreement, the Tax Matters Agreement shall control.

Section 8.4 Books and Records. The Service Provider shall, and shall cause the members of its Group to, maintain complete and accurate books of account as necessary to support calculations of the Cost of Service for Services rendered by it or the other members of its Group and shall make such books available to the Service Recipient, upon reasonable notice, during normal business hours; provided, however, that to the extent the Service Provider’s books, or the books of the members of its Group, contain Information relating to any other aspect of the Service Provider’s Business or the business of any member of its Group, as applicable, the Parties shall negotiate a procedure to provide the Service Recipient with necessary access while preserving the confidentiality of such Information.

ARTICLE IX

INVOICING AND PAYMENT

Section 9.1 Payment Terms.

(a) The Service Provider shall invoice the Service Recipient monthly in U.S. dollars, within thirty (30) days after the end of each month, or at such other interval specified with respect to a particular Service in Exhibit A, at an amount equal to the aggregate Service Charges due for all Services, Managed Services and Leased Employee Services provided in such month or other specified interval, as applicable, plus any Service Taxes payable in accordance with Section 8.3 and other amounts owed hereunder. Invoices shall set forth a description of the Services, Managed Services and Leased Employee Services provided and reasonable documentation to support the charges thereon, which invoice and documentation shall be in substantially the same level of detail and substantially in accordance with the procedures for invoicing as provided to the Service Provider’s other businesses (as applicable). Invoices shall be directed to the Contract Managers or to such other Person designated in writing from time to time by such Contract Managers.

(b) Subject to Section 9.2, and except as otherwise set forth in Exhibit A, the Service Recipient shall pay to the Service Provider all undisputed invoiced amounts in full within thirty (30) days after receipt of each invoice by wire transfer of immediately available funds to the account specified by the Service Provider.

Section 9.2 Disputed Invoices. If the Service Recipient, acting in good faith, disputes the accuracy of all or part of any invoice, the Service Recipient shall notify the Service Provider’s Contract Manager promptly, and in no event later than thirty (30) days following receipt of the invoice in question. Any objection to the amount of any invoice shall be deemed to be a Dispute hereunder subject to the provisions applicable to Disputes set forth in Article XIV. Any amounts not disputed in accordance with this Section 9.2 shall be deemed accepted and payable as provided in Section 9.1.

Section 9.3 Late Payments. In addition to any other remedies for non-payment, if any payment is not received by the Service Provider on or before the date that is thirty (30) days following the date such amount is due, then the Service Recipient shall be required to pay to the Service Provider, in addition to any such unpaid amounts, interest on such amounts calculated at (a) a rate of eight percent (8%) per annum or (b) if lower, the highest rate of interest permitted by applicable Law. Such interest shall accrue daily beginning on the thirty-first (31st) day after the applicable due date through and including the date of payment. Notwithstanding the foregoing, interest shall not accrue pursuant to this Section 9.3 to the extent, and for as long as, any such unpaid amounts are being disputed in good faith pursuant to Section 9.2.

Section 9.4 No Set-Off. Subject to Section 9.2, the Service Recipient shall not withhold any payments to the Service Provider under this Agreement to offset payments due to such Service Recipient or its Affiliates pursuant to this Agreement, the Separation Agreement, any Ancillary Agreement or any other agreement between the Parties or any of their respective Affiliates, unless such withholding is expressly agreed in writing by the Parties or is provided for in the final ruling of a court of competent jurisdiction. Any required adjustment to payments due hereunder will be made pursuant to a subsequent invoice.

ARTICLE X

CONFIDENTIALITY

Section 10.1 Confidential Information. As used herein, “Confidential Information” means any confidential and proprietary information of a Party, regardless of form, which such Party considers to be confidential and proprietary, including information that: (a) if disclosed in writing, is labeled as “confidential” or “proprietary”; (b) if disclosed orally, is designated confidential at disclosure; (c) by nature or the circumstances of its disclosure, should reasonably be considered as confidential; or (d) constitutes information or data related to the

Services, including Know-How, trade secrets, algorithms, source code, product/service specifications, prototypes, product roadmaps, Software, product pricing, marketing plans, financial data, personnel statistics, methods of manufacturing and processing, techniques, research, development, inventions (whether or not patentable and whether or not reduced to practice), data, ideas, concepts, drawings, designs and schematics. Notwithstanding the foregoing, the term “Confidential Information” shall not include information which: (i) rightfully becomes publicly available other than by a breach of a duty to the Disclosing Party or violation of Law; (ii) is rightfully received by the Receiving Party from a Third Party without any obligation of confidentiality; or (iii) is independently developed by or on behalf of the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party.

Section 10.2 Confidentiality Obligations. Each Party and its Affiliates that receives, obtains or otherwise becomes aware of any Confidential Information of the other Party or its Affiliates under or in connection with this Agreement (the “Receiving Party”) agrees with respect to the Confidential Information of the other Party or its Affiliates (the “Disclosing Party”) to (a) keep the Disclosing Party’s Confidential Information confidential, (b) use the Disclosing Party’s Confidential Information only as necessary to perform its obligations or exercise its rights under this Agreement or otherwise in connection with a Dispute, (c) protect the Disclosing Party’s Confidential Information using at least the same degree of care that it uses to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care, and (d) limit access to the Disclosing Party’s Confidential Information to its personnel, Affiliates, assignees, contractors, subcontractors, sublicensees, authorized representatives and advisors (including financial, tax, legal and technical advisors), in each case, who have a need to access or know such Confidential Information for the purpose of performing its obligations or exercising its rights under this Agreement and who are bound by confidentiality obligations or professional duties of confidentiality that are at least as protective of the Confidential Information as the obligations set forth in this Agreement. The Receiving Party shall be responsible for any breach of this Article X by any Person to whom it discloses the Disclosing Party’s Confidential Information, except to the extent such Person is separately bound by confidentiality obligations directly to the Disclosing Party. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to grant to the Receiving Party any rights in or to any Confidential Information of the Disclosing Party.

Section 10.3 Disclosure Required by Law. In the event that the Receiving Party is requested or required by Law (including subpoena or court order) to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permissible, provide prompt written notice to the Disclosing Party of such request or requirement, so that the Disclosing Party will have a reasonable opportunity to seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise) and, upon request, the Receiving Party shall reasonably cooperate with the Disclosing Party in seeking confidential treatment of such Confidential Information or other appropriate relief from such Law. If, in the absence of a protective order, other confidential treatment or waiver under this Agreement, the Receiving Party is advised by its legal counsel that it is legally required to disclose such Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Article X; provided that the Receiving Party exercises commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any such Confidential Information prior to its disclosure and discloses only the minimum amount of such Confidential Information necessary to comply with such Law. Similarly, with respect to any disclosure of Confidential Information in connection with a Dispute, the Receiving Party shall exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any Confidential Information of the Disclosing Party prior to its disclosure.

Section 10.4 Disclosure in Connection with Due Diligence. The terms of each Exhibit to this Agreement shall be the Confidential Information of both Parties. A Party may provide any Exhibit to this Agreement to any Third Party, subject to confidentiality obligations no less restrictive than those set forth in this Article X, if required to do so in connection with any diligence for any actual or potential bona fide business transaction with such Third Party related to the subject matter of this Agreement (including an acquisition, divestiture, merger, consolidation, asset sale, financing or public offering).

ARTICLE XI

INTELLECTUAL PROPERTY

Section 11.1 Intellectual Property Ownership. Subject to Section 11.2, nothing in this Agreement (including the performance, use or receipt of the Services) will be deemed to transfer, assign or otherwise convey any right, title or interest in or to any Intellectual Property or data of one Party or its Affiliates to the other Party or its Affiliates. As of the Effective Date, neither Party intends to jointly develop any Intellectual Property under this Agreement or develop any Intellectual Property on behalf of the other under this Agreement. If the Parties at any time anticipate such development of Intellectual Property under this Agreement, the Parties shall negotiate in good faith an agreement regarding their respective Intellectual Property rights arising from such development prior to the commencement thereof.

Section 11.2 Grant of License. Subject to the terms and conditions of this Agreement, each Party, on behalf of itself and its Affiliates, hereby grants to the other Party and the members of its Group a non-exclusive, nontransferable, except pursuant to a permitted assignment of this Agreement, worldwide, royalty-free license, during the term of this Agreement and, solely to the extent necessary to complete any orderly wind-down or Migration activities contemplated by this Agreement, for a reasonable period thereafter, to use the Intellectual Property, other than trademarks and other source indicators, owned by such Party and the members of its Group solely to the extent necessary for and solely for the purposes of performing obligations under this Agreement, receiving or using the Services in accordance with this Agreement, or completing the Migration. The foregoing license may be sublicensed only to the receiving Party’s Affiliates and to its and their Sub-Contractors, service providers, advisors and representatives who have a need to use such Intellectual Property for the purposes permitted by this Section 11.2 and who are subject to confidentiality and use restrictions consistent with this Agreement. Neither Party shall use the other Party’s Intellectual Property for any purpose other than as expressly permitted by this Agreement, and no rights or licenses are granted by implication, exhaustion or otherwise.

ARTICLE XII

INDEMNIFICATION; LIMITATION OF LIABILITY

Section 12.1 Indemnification.

(a) Indemnification by the Service Recipient. Each Party, as the Service Recipient, shall indemnify, defend and hold harmless the other Party, as the Service Provider, and the Service Provider’s Affiliates and its and their respective employees, officers, agents and representatives (collectively, the “Provider Indemnified Parties”), from and against any and all Indemnifiable Losses incurred by any Provider Indemnified Party to the extent arising out of, relating to or resulting from (i) the Service Recipient’s or any member of its Group’s material breach of this Agreement, (ii) the gross negligence or willful misconduct of the Service Recipient or any member of its Group in connection with the receipt or use of the Services, (iii) the Service Recipient’s or any member of its Group’s use of the Services other than in accordance with this Agreement, (iv) any information, materials, data, instructions or access provided by or on behalf of the Service Recipient or any member of its Group in connection with the Services, except to the extent such Indemnifiable Losses result from the Service Provider’s breach of this Agreement, gross negligence or willful misconduct, (v) actual or alleged harassment or discrimination or other wrongful or illegal conduct of the Service Recipient, or any Service Recipient employees, subcontractors, officers or directors or (vi) any Third-Party claim arising out of the Service Recipient’s Business, except to the extent such claim results from the Service Provider’s breach of this Agreement, gross negligence or willful misconduct.

(b) Indemnification by the Service Provider. Each Party, as the Service Provider, shall indemnify, defend and hold harmless the other Party, as the Service Recipient, and the Service Recipient’s Affiliates and its and their respective employees, officers, agents and representatives (collectively, the “Recipient Indemnified Parties”), from and against any and all Indemnifiable Losses incurred by any Recipient Indemnified Party to the extent arising out of, relating to or resulting from (i) the Service Provider’s or any member of its Group’s or Sub-Contractor’s material breach of this Agreement, (ii) the gross negligence or willful misconduct of the Service Provider or any member of its Group or Sub-Contractor in connection with the provision of the Services, (iii) the Service Provider’s or any member of its Group’s or Sub-Contractor’s failure to comply with applicable Law in connection with the provision of the Services, (iv) actual or alleged harassment or discrimination or other wrongful or illegal conduct of the Service Provider, or any Service Provider employees, subcontractors, officers or directors (excluding any Managed Services Employee or Leased Employee), or (v) any Third-Party claim that the Services, or the Service Provider’s Intellectual Property used by the Service Recipient as expressly permitted under this Agreement, infringe, misappropriate or otherwise violate the Intellectual Property rights of such Third Party, except to the extent such claim results from information, materials, data, instructions or access provided by or on behalf of the Service Recipient, modifications made by or on behalf of the Service Recipient without the Service Provider’s authorization, or the Service Recipient’s use of the Services other than in accordance with this Agreement.

(c) Special Indemnity. Without limiting the Service Provider’s remedies under the Separation Agreement and Employee Matters Agreement, the Service Recipient shall indemnify, defend and hold harmless the Provider Indemnified Parties from and against any Indemnifiable Losses arising out of or resulting from any Third Party claim to the extent arising from (i) the Service Recipient’s supervision, direction or control of a Leased Employee under Section 3.4, (ii) any allegation that the Service Recipient is a joint employer or co-employer of a Managed Services Employee or Leased Employee arising out of or relating to the arrangements contemplated by Article III, (iii) the employment by the Service Provider (or a Designee), or the termination of employment, of any Managed Services Employee or Leased Employee during or at the conclusion of the Managed Services Period or Leased Employee Services Period or (iv) the gross negligence or willful misconduct of a Managed Services Employee or Leased Employee in such employee’s performance of the Managed Services or Leased Employee Services, in each case except to the extent such Indemnifiable Losses result from the Service Provider’s breach of this Agreement or the Employee Matters Agreement, failure to comply with applicable Law, gross negligence or willful misconduct.

(d) Indemnification Relating to Service Provider Personnel. The Parties do not anticipate that the provision of the Services, the expiration or termination of this Agreement or the expiration or termination of any Service will result in the transfer of employment to the Service Recipient of any employee or other personnel of the Service Provider who provides Services under this Agreement, other than any Managed Services Employee or Leased Employee whose transfer of employment to the Service Recipient is contemplated by the Employee Matters Agreement. If, upon the expiration or termination of this Agreement or the expiration or termination of any Service, the employment of any such employee or other personnel (other than any Managed Services Employee or Leased Employee whose transfer of employment is contemplated by the Employee Matters Agreement) transfers (or is alleged to have transferred) to the Service Recipient pursuant to applicable Law, the Service Recipient shall, within five (5) Business Days after becoming aware of that fact, provide written notice to the Service Provider, and the Service Provider may offer employment to such individual or take such other steps as it considers appropriate to transfer the employment of such individual back to the Service Provider. The Service Recipient shall reasonably cooperate in connection therewith. If no such offer of employment is made or such offer is not accepted or the matter is not otherwise resolved, the Service Recipient may terminate the employment of any such individual (provided that notice of such termination is given to such individual within thirty (30) days following Service Recipient giving notice pursuant to this Section 12.1(d)) and the Service Provider shall indemnify, defend and hold harmless the Recipient Indemnified Parties against any Indemnifiable Losses incurred by the Recipient Indemnified Parties, including as a result of (i) any claim or demand made or brought against the Service Recipient by any person or any claim submitted on their behalf on the grounds that their employment and/or any Liabilities in connection with that employment, its termination or cessation howsoever arising have or should have transferred pursuant to applicable Law; (ii) any claim or demand made or brought by any person whomsoever on the grounds that there has been a failure in whole or in part to inform and/or consult under any applicable Law; and (iii) any dismissals permitted by this Section 12.1(d) (including the cost of employment until the date of dismissal).

Section 12.2 Indemnification Procedures. The indemnification procedures set forth in Section 6.4 and Section 6.5 of the Separation Agreement shall apply to the matters indemnified hereunder, mutatis mutandis; provided that, for purposes of this Section 12.2, in the event of any conflict between the provisions of Section 6.4 and Section 6.5 of the Separation Agreement and this Article XII, the provisions of this Agreement shall control. The procedures related to indemnification of Tax matters shall be exclusively governed by the Tax Matters Agreement.

Section 12.3 DISCLAIMER OF WARRANTIES. EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT, THE SEPARATION AGREEMENT OR ANY OTHER ANCILLARY AGREEMENT, THE SERVICES, INCLUDING ALL SOFTWARE AND EQUIPMENT PROVIDED AS PART OF THE SERVICES, ARE PROVIDED ON AN “AS IS” BASIS AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING ANY IMPLIED REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NON-INFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. NOTHING IN THIS SECTION 12.3 SHALL LIMIT OR DISCLAIM ANY PARTY’S EXPRESS OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING THE SERVICE PROVIDER’S OBLIGATIONS UNDER ARTICLE IV, ANY EXPRESS SERVICE LEVELS SET FORTH IN EXHIBIT A, EACH PARTY’S OBLIGATIONS TO COMPLY WITH APPLICABLE LAW IN THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, OR ANY OBLIGATIONS RELATING TO CONFIDENTIALITY, DATA PROTECTION, SECURITY, INDEMNIFICATION OR INTELLECTUAL PROPERTY EXPRESSLY SET FORTH IN THIS AGREEMENT.

Section 12.4 Limitation on Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT (INCLUDING THIS ARTICLE XII), TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE AND STRICT LIABILITY, OR OTHERWISE, AT LAW OR IN EQUITY, TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES; PROVIDED THAT THE FOREGOING SHALL NOT APPLY TO ANY SUCH LOSSES TO THE EXTENT PAYABLE TO A THIRD PARTY IN CONNECTION WITH A THIRD-PARTY CLAIM FOR WHICH A PARTY IS ENTITLED TO INDEMNIFICATION UNDER THIS AGREEMENT, OR TO LOSSES ARISING OUT OF OR RELATING TO A PARTY’S FRAUD, WILLFUL MISCONDUCT, GROSS NEGLIGENCE, BREACH OF CONFIDENTIALITY OBLIGATIONS, BREACH OF DATA PROTECTION OR SECURITY OBLIGATIONS, MISUSE OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY, OR PAYMENT OBLIGATIONS UNDER THIS AGREEMENT.

Section 12.5 Liability Cap. EXCEPT WITH RESPECT TO EXCLUDED CLAIMS, EACH PARTY’S TOTAL LIABILITY TO THE OTHER PARTY AND ITS AFFILIATES FOR ALL CLAIMS AND LOSSES ARISING OUT OF, RELATED TO OR IN CONNECTION WITH THE SERVICES OR THIS AGREEMENT SHALL NOT EXCEED, WITH RESPECT TO CLAIMS RELATING TO A PARTICULAR SERVICE, THE AGGREGATE SERVICE CHARGES PAID OR PAYABLE FOR SUCH SERVICE DURING THE TWELVE (12)-MONTH PERIOD FOLLOWING THE EFFECTIVE DATE OR, WITH RESPECT TO CLAIMS NOT RELATING TO A PARTICULAR SERVICE, THE AGGREGATE SERVICE CHARGES PAID OR PAYABLE UNDER THIS AGREEMENT DURING THE TWELVE (12)-MONTH PERIOD FOLLOWING THE EFFECTIVE DATE. FOR PURPOSES OF THIS SECTION, “EXCLUDED CLAIMS” MEANS CLAIMS ARISING OUT OF OR RELATING TO A PARTY’S FRAUD, WILLFUL MISCONDUCT, GROSS NEGLIGENCE, BREACH OF CONFIDENTIALITY OBLIGATIONS, BREACH OF DATA PROTECTION OR SECURITY OBLIGATIONS, MISUSE OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY, PAYMENT OBLIGATIONS UNDER THIS AGREEMENT, OR INDEMNIFICATION OBLIGATIONS WITH RESPECT TO THIRD-PARTY CLAIMS.

ARTICLE XIII

TERM AND TERMINATION

Section 13.1 Term of Agreement. This Agreement is effective as of the Effective Date and shall remain in effect with respect to each Service until the end of the Service Term for such Service, unless this Agreement is earlier terminated (a) in its entirety or with respect to such Service, in each case, in accordance with this Article XIII, or (b) by mutual written consent of the Parties; provided that, notwithstanding anything to the contrary herein, in no event shall this Agreement or the Services provided hereunder continue beyond the date that is twenty-four (24) months from the Effective Date (the “Outside Date” and such overall term of this Agreement, the “Term”).

Section 13.2 Service Extensions.

(a) Except as otherwise expressly provided in Exhibit A, the Service Recipient may extend the Initial Service Term for any Service for (i) one (1) additional period of three (3) months at the original Cost of Service and (ii) one (1) further period of three (3) months at a Cost of Service equal to one hundred fifteen percent (115%) of the original Cost of Service (each, a “Service Extension”), in each case by providing written notice to the Service Provider at least thirty (30) days before the expiration of the then-current Service Term for such Service; provided that in no event may the Service Term for any Service be extended beyond the Outside Date. Upon the Service Recipient’s exercise of a Service Extension, Exhibit A shall automatically be deemed to be updated to reflect the new Service Term and (as applicable) the increased Cost of Service for the applicable Service. Notwithstanding the foregoing in this Section 13.2(a), the Service Provider will not be in breach of its obligations under this Section 13.2(a) if it is unable to comply with a request for Service Extension where a Consent that is required for the Service Provider to continue to provide the applicable Service during the requested Service Extension period cannot be obtained by the Service Provider in accordance with the provisions in Section 5.1.

(b) Except as otherwise expressly provided in Exhibit A, after exercising both Service Extensions pursuant to Section 13.2(a) with respect to a Service, the Service Recipient may request a further extension of such Service by providing written notice to the Service Provider at least thirty (30) days prior to the expiration of the then-current Service Term for the relevant Service; provided that in no event may the Service Term for any Service be extended beyond the Outside Date; provided, further, that, except as otherwise expressly provided in Exhibit A, the Cost of Service payable by the Service Recipient to the Service Provider with respect to each Service provided during any such additional service extension period shall be equal to one hundred twenty-five percent (125%) of the original Cost of Service. The Service Provider shall consider the Service Recipient’s request in good faith, but shall have no obligation to agree to the requested extension. In the event that the Service Provider agrees in writing to any such extension (an “Additional Service Extension”), including the duration thereof, Exhibit A shall automatically be deemed to be updated to reflect the new Service Term and the increased Cost of Service for the applicable Service.

Section 13.3 Termination.

(a) Breach.

(i) Each Party may terminate this Agreement or any affected Service upon thirty (30) days’ prior written notice to the other Party in the event that such other Party materially breaches this Agreement (excluding any failure to pay undisputed amounts of money when due, which, for clarity, is addressed in Section 13.3(a)(ii)), unless such breach is cured within such thirty (30)-day period; provided, however, that if the breaching Party is diligently and in good faith undertaking reasonable efforts to cure the breach, the non-breaching Party may not terminate this Agreement or the affected Service(s) for so long as the breaching Party continues to diligently pursue such cure in good faith.

(ii) Each Party may terminate any affected Service upon thirty (30) days’ prior written notice to the other Party in the event that such other Party fails to pay any undisputed amounts of money on or prior to the date that is thirty (30) days following the date such amount is due, unless such failure is cured within thirty (30) days following receipt of such notice.

(b) Insolvency. Except as otherwise provided by Law, each Party may terminate this Agreement (i) with immediate effect upon written notice to the other Party, in the event that the other Party (A) makes, or seeks to make, a general assignment for the benefit of its creditors or takes any similar action, or (B) ceases its operations or is liquidated or dissolved, and (ii) upon sixty (60) days’ prior written notice, in the event that the other Party (x) commences, or has commenced against it, proceedings under bankruptcy, insolvency or debtor’s relief or similar applicable Laws affecting the enforcement of creditors’ rights generally in any jurisdiction (other than proceedings for the purpose of effecting a financial restructuring or reorganization in which such Party continues to operate its business in the ordinary course), which proceedings are not dismissed within such sixty (60) day period, or (y) applies for, or consents to, the appointment of a trustee, receiver or custodian for a substantial part of its property related to this Agreement, which application or consent is not rejected or revoked within such sixty (60) day period.

(c) Voluntary Termination. Except as otherwise expressly provided in Exhibit A, upon not less than thirty (30) days’ prior written notice, the Service Recipient shall be entitled to terminate one or more Services being provided by the Service Provider for any reason or no reason at all; provided that the termination of any Service shall only be effective on the last day of a calendar month. Within ten (10) days following receipt of such termination notice, the Service Provider shall notify the Service Recipient in writing (i) of any Bundled Services with respect to the Service subject to the termination notice and (ii) whether the termination of the Service subject to the termination notice and any Bundled Services will result in the imposition of any Early Termination Charges (and, if so, a good faith estimate of such Early Termination Charges) (an “Early Termination Consequence Notice”). If the Service Provider delivers an Early Termination Consequence Notice to the Service Recipient as provided in this Section 13.3(c), the Service Recipient may withdraw its initial termination notice within five (5) days of such notification. If the Service Recipient does not withdraw its initial termination notice within such five (5)-day period, the termination of such Services will be final, including with respect to (A) the termination of any Bundled Services identified by the Service Provider in its Early Termination Consequence Notice, and (B) the Service Recipient’s obligation to pay Early Termination Charges in accordance with Section 13.4.

(d) Force Majeure Event. In the event that the Service Provider reduces or suspends the provision of any Service due to a Force Majeure Event and such reduction or suspension continues for fifteen (15) days, the Service Recipient may immediately terminate such Service upon written notice to the Service Provider.

Section 13.4 Early Termination Charges. Except as otherwise expressly set forth in Exhibit A with respect to a particular Service, in the event of a termination by the Service Provider under Section 13.3(a) or by the Service Recipient under Section 13.3(c), the Service Recipient shall pay to the Service Provider any Third-Party breakage, early termination or other fees payable by the Service Provider solely as a result of the early termination of such Service or this Agreement with respect to any resources or pursuant to any Third-Party Contracts used by the Service Provider to provide such Service or perform under this Agreement (or an equitably allocated portion thereof, in the case of any such resources or Contracts that also were used for purposes other than providing Services hereunder) (the “Early Termination Charges”). Good-faith, non-binding estimates of the Early Termination Charges known to the Service Provider as of the Effective Date are set forth in Exhibit A. Except as otherwise expressly set forth in Exhibit A with respect to a particular Service, the Service Recipient shall not be responsible for any internal costs and expenses incurred by the Service Provider in connection with any such early termination. The Service Provider may invoice the Service Recipient for any amounts payable by the Service Recipient under this Section 13.4 as a lump sum within thirty (30) days following the effective date of the applicable termination, detailing the grounds and calculation of such additional charges in the invoice, and the Service Recipient shall pay such invoiced amounts in accordance with Article IX.

The Service Provider shall use commercially reasonable efforts to mitigate any such Early Termination Charges. In the event that the Service Provider seeks to enter into a new Contract with a Third Party to provide a particular Service under this Agreement, and early termination of such Service would result in Early Termination Charges in excess of fifty thousand dollars ($50,000) pursuant to such Contract, then the Service Provider shall reasonably consult with the Service Recipient with respect thereto prior to entering into such Contract.

Section 13.5 Survival. The termination of a particular Service shall not affect the validity of this Agreement with respect to any other Service. The Parties agree that (i) Article I (Definitions and Interpretation), Article VIII (Compensation), Article IX (Invoicing and Payment), Article X (Confidentiality), Section 11.1 (Intellectual Property Ownership), Article XII (Indemnification; Limitation of Liability), Section 13.4 (Early Termination Charges), this Section 13.5 (Survival), Section 13.6 (Consequences of Termination), Section 13.7 (Records), Section 14.3 (Dispute Resolution), and Article XV (Miscellaneous) shall survive the termination or expiration of this Agreement, and (ii) nothing herein shall release any Party from any liability for any breach of any commitment, obligation or agreement that was committed prior to such termination.

Section 13.6 Consequences of Termination. Upon termination of any Service, Managed Service or Leased Employee Service in accordance with this Agreement, subject to Section 13.5, (a) the Service Provider shall have no obligation to provide such Service, Managed Service or Leased Employee Service or to cause such service to be provided, hereunder, and the Service Recipient shall immediately cease using, directly or indirectly, such Service, Managed Service or Leased Employee Service hereunder and (b) the Service Recipient shall have no further obligation to pay any Service Charges relating to any such service; provided that the Service Recipient shall remain obligated to the Service Provider for, and shall promptly pay to the Service Provider, any Service Charges accrued but not paid as of the effective date of such termination and any Early Termination Charges for such Service (as applicable).

Section 13.7 Records. Upon the request of the Service Recipient after the termination of a Service with respect to which the Service Provider holds books, records or files, including current and archived copies of computer files, (a) owned solely by the Service Recipient or its Affiliates and used by the Service Provider solely in connection with the provision of a Service pursuant to this Agreement or (b) created by the Service Provider and in the Service Provider’s possession as a function of and relating solely to the provision of Services pursuant to this Agreement, such books, records and files shall either be returned to the Service Recipient (or at the Service Recipient’s election, destroyed by the Service Provider), other than, in each case, such books, records and files electronically preserved or recorded within any computerized data storage device or component (including any hard-drive or database) pursuant to automatic or routine backup procedures generally accessible only by legal, IT or compliance personnel, which such books, records and files will not be used by the Service Provider for any other purpose. The Service Recipient shall bear the Service Provider’s and its Affiliates’ reasonable, necessary and actual out-of-pocket costs and expenses associated with the return or destruction of such books, records or files. At its expense, the Service Provider may make one copy of such books, records or files for its legal files, subject to such Service Provider’s obligations under Article X.

ARTICLE XIV

MANAGEMENT AND DISPUTE RESOLUTION

Section 14.1 Contract Managers. Each Party will appoint a contract manager, who shall be responsible for all day-to-day operational and administrative matters arising hereunder, and who shall be the primary contact for the other Party for any issues arising hereunder (each, a “Contract Manager”). The Contract Managers shall meet (in person or by audio or video conference) on a regular basis, and no less frequently than monthly, during the Term, in order to ensure the provision of the Services in accordance with the terms hereof, as well as the orderly transition of those Services at the end of the applicable Service Term. During such meetings, the Contract Managers may, among other things, discuss invoices and any other issues requiring coordination or resolution under this Agreement. Each Party’s initial Contract Manager shall be set forth on Exhibit C; either Party may change its designated Contract Manager at any time upon notice given to the other Party in accordance with Section 15.5.

Section 14.2 Service Coordinators. Each Party will also appoint a Service-specific contract manager, who shall be responsible for all day-to-day operational and administrative matters arising under a specific Service and who shall be the primary contact for the other Party for any issues arising under that specific Service (each, a “Service Coordinator”).

Section 14.3 Dispute Resolution. The dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis; provided that prior to submitting a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement, the Parties shall first comply with the procedures set forth in this Section 14.3.

(a) Service-Specific Disputes. If a Dispute relates specifically to the provision, quality, scope or performance of a particular Service (a “Service-Specific Dispute”), such Service-Specific Dispute shall first be submitted in writing to the relevant Service Coordinator of each Party, and such Service Coordinators shall seek to resolve such Service-Specific Dispute through informal good faith negotiation. In the event that such Service-Specific Dispute is not resolved by the relevant Service Coordinators within five (5) Business Days after the submission of such Service-Specific Dispute to such Service Coordinators, the Service-Specific Dispute shall be escalated in writing to the Contract Manager of each Party, and such Contract Managers shall seek to resolve such Service-Specific Dispute through informal good faith negotiation within an additional five (5) Business Days.

(b) Non-Service-Specific Disputes. If a Dispute does not relate specifically to the provision, quality, scope or performance of a particular Service (a “Non-Service-Specific Dispute”), such Non-Service-Specific Dispute shall be submitted in writing directly to the Contract Manager of each Party, and such Contract Managers shall seek to resolve such Non-Service-Specific Dispute through informal good faith negotiation within ten (10) Business Days after the submission of such Non-Service-Specific Dispute to such Contract Managers.

(c) General Dispute Notice. In the event that a Service-Specific Dispute is not resolved by the Contract Managers within the time period specified in Section 14.3(a), or a Non-Service-Specific Dispute is not resolved by the Contract Managers within the time period specified in Section 14.3(b), then either Party may deliver a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement and the terms and conditions of Article VIII of the Separation Agreement shall apply.

ARTICLE XV

MISCELLANEOUS

Section 15.1 Force Majeure. In case performance of any terms or provisions hereof by a Party shall be delayed or prevented, in whole or in part, because of or related to any requirement of any Law or national securities exchange, or because of an event beyond the control of such Party (or any Person acting on its behalf), which by its nature could not reasonably have been foreseen by such Party (or such Person), or, if it could reasonably have been foreseen, was unavoidable, and includes acts of God, storms, floods, riots, pandemics, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism or failure of energy sources or distribution facilities (each, a “Force Majeure Event”), then, upon prompt written notice stating the date and extent of such interference and the cause thereof by such Party to the other Party, such Party shall be excused from its obligations hereunder during the period such Force Majeure Event or its effects continue, and no liability shall attach against either Party on account thereof; provided, however, that the Party whose performance is interfered with promptly resumes the required performance upon the cessation of the Force Majeure Event or its effects. No Party shall be excused from performance if such Party fails to use commercially reasonable efforts to remedy the situation and remove the cause and effects of the Force Majeure Event.

Section 15.2 Relationship of the Parties. Nothing in this Agreement shall be deemed or construed by the Parties or any Third Party as creating a relationship of principal and agent, partnership or joint venture between the Parties, between the Service Provider and the Service Recipient or with any individual providing Services, it being understood and agreed that no provision contained herein, and no act of any Party or members of their respective Groups, shall be deemed to create any relationship between the Parties or members of their respective Groups other than the relationship set forth herein. Each Party shall act under this Agreement solely as an independent contractor and not as an agent or employee of the other Party or any of such Party’s Affiliates.

Section 15.3 Complete Agreement; Construction. This Agreement, including the Exhibits hereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Exhibit hereto, the Exhibit shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof.

Section 15.4 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 15.5 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 15.5 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 15.5 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 15.5):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300

Austin, Texas 78759

Attention:  [•], [•]

Email: legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:  Amr Razzak, Esq.

Email:    amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention:  [•], [•]

Email: [•]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention: Amr Razzak, Esq.

Email: amr.razzak@skadden.com

Section 15.6 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 15.7 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 15.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that such first Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (a) one or more of its Affiliates and (b) the successor to all or a portion of the business or assets to which this Agreement relates; provided, further, that (i) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignments or transfers it makes under the foregoing clause (b) and (ii) in either case of the foregoing clauses (a) or (b), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred. Any purported assignment in violation of this Section 15.8 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to by the non-assigning or non-transferring Party. Nothing in this Section 15.8 shall affect or impair a Service Provider’s ability to delegate any or all of its obligations under this Agreement to one or more Affiliates or Sub-Contractors pursuant to Section 2.2.

Section 15.9 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 15.10 No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action, or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement (including adversely affecting the rights or ability of any Party to successfully pursue indemnification or payment pursuant to this Agreement).

Section 15.11 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Date.

Section 15.12 Third Party Beneficiaries. Except with respect to indemnification obligations hereunder, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 15.13 Title and Headings . Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 15.14 Governing Law . This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 15.15 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Date, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party or Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of Article XIV and this Article XV (including after compliance with all notice and negotiation provisions), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 15.16 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 15.17 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

* * * * *

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

REMAINCO:

FLEX LTD.

By:
Name:
Title:

[Signature Page to Transition Services Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

SPINCO:

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name:
Title:

[Signature Page to Transition Services Agreement]

Annex E

TAX MATTERS AGREEMENT

by and between

FLEX LTD.

and

AXIOM SOLUTIONS INTERNATIONAL, INC.

Dated as of [•], 2027

EXHIBITS

Exhibit A	ATB Entities
Exhibit B	Allocation of Certain Tax Liabilities
Exhibit C	Tax-Free Status of the Transactions

TAX MATTERS AGREEMENT

This TAX MATTERS AGREEMENT (this “Agreement”), is entered into as of [•], 2027, between Flex, Ltd., a public company limited by shares incorporated in Singapore and having company registration no. 199002645H (“RemainCo”) and Axiom Solutions International, Inc., a Texas corporation (“SpinCo” and, together with RemainCo, the “Parties”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Separation and Distribution Agreement, dated as of the date hereof, by and between the Parties (the “Separation Agreement”).

R E C I T A L S

WHEREAS, RemainCo, acting through its direct and indirect Subsidiaries, currently conducts (a) the SpinCo Business and (b) the RemainCo Business;

WHEREAS, the Board of Directors of RemainCo has determined that it is appropriate, desirable and in the best interests of RemainCo and its shareholders to separate RemainCo into two separate, publicly traded companies, one for each of (a) the SpinCo Business, which shall be owned and conducted, directly or indirectly, by SpinCo, and (b) the RemainCo Business, which shall be owned and conducted, directly or indirectly, by RemainCo (the “Separation”);

WHEREAS, SpinCo has been incorporated for these purposes and has not engaged in activities except those incidental to its formation and in preparation for the Separation;

WHEREAS, in order to effect the Separation, RemainCo has undertaken and will undertake the Internal Reorganization and, in connection therewith, effect the Contribution and, in exchange therefor, SpinCo shall (i) issue to RemainCo additional shares of SpinCo Common Stock and (ii) pay the SpinCo Cash Distribution to RemainCo;

WHEREAS, on the terms and subject to the conditions set forth in the Separation Agreement, following the completion of the Internal Reorganization and Contribution and payment of the SpinCo Cash Distribution, RemainCo shall own all of the issued and outstanding shares of SpinCo Common Stock and shall effect the distribution of approximately 88.0% to 94.0% all of the then issued and outstanding shares of SpinCo Common Stock to the holders of RemainCo Ordinary Shares whose names appear on the Branch Register of Members maintained in the United States of America in accordance with Section 4 of the Separation Agreement (the “Distribution”);

WHEREAS, following the Distribution, RemainCo shall retain approximately 6.0% to 12.0% of the outstanding shares of SpinCo Common Stock (the Retained Stock) and intends, within twenty-four (24) months following the Distribution Date, to effect one or more Subsequent Distributions with respect to the Retained Stock, each as defined and set forth in the Separation Agreement;

WHEREAS, for U.S. federal income Tax purposes, it is intended that the Contribution, taken together with the Distribution, qualifies for non-recognition of gain and loss pursuant to Sections 355, 361 and 368(a)(1)(D) of the Code; and

WHEREAS, the Parties desire to (a) provide for the payment of Tax Liabilities and entitlement to refunds thereof, allocate responsibility for, and cooperation in, the filing of Tax Returns, and provide for certain other matters relating to Taxes and (b) set forth certain covenants and indemnities relating to the preservation of the Tax-Free Status of the Transactions.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 General. As used in this Agreement, the following terms shall have the following meanings:

“Accounting Firm” shall have the meaning set forth in Section 9.1.

“Active Trade or Business” shall mean the active conduct (as defined in Section 355(b)(2) of the Code and the Treasury Regulations thereunder) of the SpinCo Business conducted by the ATB Entities that is relied upon in the Tax Opinions for purposes of qualifying the Distribution and the Internal Distributions as tax-free pursuant to Section 355 of the Code as set forth on Exhibit A hereto.

“Adjustment” shall mean an adjustment of any item of income, gain, loss, deduction, credit or any other item affecting Taxes of a taxpayer pursuant to a Final Determination.

“Affiliate” shall have the meaning set forth in the Separation Agreement.

“Agreement” shall have the meaning set forth in the preamble hereto.

“Ancillary Agreements” shall have the meaning set forth in the Separation Agreement.

“Applicable Percentage” shall mean eighty percent (80%) with respect to RemainCo and twenty percent (20%) with respect to SpinCo.

“ATB Entities” shall mean the entities listed on Exhibit A.

“Business Day” shall have the meaning set forth in the Separation Agreement.

“Closing of the Books Method” shall mean the apportionment of items between portions of a Tax Period based on a closing of the books and records on the close of the Distribution Date (in the event that the Distribution Date is not the last day of the Tax Period, as if the Distribution Date were the last day of the Tax Period), subject to adjustment for items accrued on the Distribution Date that are properly allocable to the Tax Period following the Distribution, except that in the case of any such Taxes attributable to an equity interest in any partnership or other “flowthrough” entity, the Taxes of the relevant owner of such equity interest shall be determined as if the Tax Period of such partnership or other “flowthrough” entity ended as of the close of business on the Distribution Date; provided that exemptions, allowances or deductions that are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) will be allocated between the period ending at the close of the Distribution Date and the period beginning after the Distribution Date in proportion to the number of days in each Tax Period.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Computational Dispute” shall have the meaning set forth in Section 9.1.

“Contribution” shall have the meaning set forth in the Separation Agreement.

“Controlling Party” shall mean, with respect to a Tax Contest, the Party entitled to control such Tax Contest pursuant to Sections 6.2 and 6.3 of this Agreement.

“Distribution” shall have the meaning set forth in the recitals.

“Distribution Date” shall have the meaning set forth in the Separation Agreement.

“Distribution Taxes” shall mean any Taxes incurred solely as a result of the failure of all or any portion of the Internal Reorganization, the Contribution or the Distribution to qualify for the Tax-Free Status of the Transactions.

“Employee Matters Agreement” shall have the meaning set forth in the Separation Agreement.

“Employment Tax” shall mean those Liabilities for Taxes which are allocable pursuant to the provisions of the Employee Matters Agreement.

“Final Determination” shall mean the final resolution of Liability for any Tax for any Tax Period, by or as a result of (a) a final decision, judgment, decree or other order by any court of competent jurisdiction that can no longer be appealed, (b) a final settlement with the IRS, a closing agreement or accepted offer in compromise under Sections 7121 or 7122 of the Code, or a comparable agreement under the Laws of other jurisdictions, which resolves the entire Tax Liability for any Tax Period, (c) any allowance of a refund or credit in respect of an overpayment of Tax, but only after the expiration of all periods during which such refund or credit may be recovered by the jurisdiction imposing the Tax, or (d) any other final resolution, including by reason of the expiration of the applicable statute of limitations or the execution of a pre-filing agreement with the IRS or other Taxing Authority.

“Group” shall mean either the SpinCo Group or the RemainCo Group, as the context requires.

“Indemnifying Party” shall have the meaning set forth in Section 5.2.

“Indemnitee” shall have the meaning set forth in Section 5.2.

“Internal Reorganization” shall have the meaning set forth in the Separation Agreement.

“IRS” shall mean the U.S. Internal Revenue Service or any successor thereto, including, but not limited to, its agents, representatives, and attorneys.

“Joint Return” shall mean any Tax Return that actually includes, by election or otherwise, one or more members of the RemainCo Group together with one or more members of the SpinCo Group.

“Law” shall have the meaning set forth in the Separation Agreement.

“Liabilities” shall have the meaning set forth in the Separation Agreement.

“Non-Controlling Party” shall mean, with respect to a Tax Contest, the Party that is not entitled to control such Tax Contest pursuant to Sections 6.2 and 6.3 of this Agreement.

“Parties” shall have the meaning set forth the in preamble hereto.

“Past Practices” shall have the meaning set forth in Section 3.5.

“Person” shall have the meaning set forth in the Separation Agreement.

“Post-Distribution Period” shall mean any Tax Period (or portion thereof) beginning after the Distribution Date, including for the avoidance of doubt, the portion of any Straddle Period beginning after the Distribution Date.

“Post-Distribution Ruling” shall mean a favorable private letter ruling from a Taxing Authority (including the IRS) to the effect that a transaction will not affect the Tax-Free Status of the Transactions.

“Pre-Distribution Period” shall mean any Tax Period (or portion thereof) ending on or before the Distribution Date, including for the avoidance of doubt, the portion of any Straddle Period ending at the end of the day on the Distribution Date.

“Preparing Party” shall mean, with respect to a Tax Return, the Party that is required to prepare and file any such Tax Return pursuant to this Agreement.

“Proposed Acquisition Transaction” shall mean a transaction or series of transactions (or any agreement, understanding or arrangement, within the meaning of Section 355(e) of the Code and Treasury Regulation Section 1.355-7, or any other regulations promulgated thereunder, to enter into a transaction or series of transactions), whether such transaction is supported by SpinCo management or shareholders, is a hostile acquisition, or otherwise, as a result of which SpinCo (or any successor thereto) would merge or consolidate with any other Person or as a result of which one or more Persons would (directly or indirectly) acquire, or have the right to acquire, from SpinCo (or any successor thereto) and/or one or more holders of stock of SpinCo, respectively, any amount of stock of SpinCo, that would, when combined with any other direct or indirect changes in ownership of the stock of SpinCo pertinent for purposes of Section 355(e) of the Code and the Treasury Regulations promulgated thereunder, including any such changes related or occurring pursuant to, or otherwise arising from or in connection with, (x) the Warrant Agreement, (y) the exercise of the Warrants or (z) dispositions by RemainCo of the Retained Stock, comprise forty percent (40%) or more of (i) the value of all outstanding shares of SpinCo as of the date of such transaction, or in the case of a series of transactions, the date of the last transaction of such series, or (ii) the total combined voting power of all outstanding shares of voting stock of SpinCo as of the date of the such transaction, or in the case of a series of transactions, the date of the last transaction of such series. For purposes of determining whether a transaction constitutes an indirect acquisition, any recapitalization or other transaction resulting in a shift of voting power or any redemption of shares of stock shall be treated as an indirect acquisition of shares of stock by the non-exchanging shareholders. This definition and the application thereof is intended to monitor compliance with Section 355(e) of the Code and the Treasury Regulations promulgated thereunder and shall be interpreted accordingly. Any clarification of, or change in, the statute or Treasury Regulations promulgated under Section 355(e) of the Code shall be incorporated in this definition and its interpretation.

“Refund” shall mean any refund (or credit in lieu thereof) of Taxes (including any overpayment of Taxes that can be refunded or, alternatively, applied against other Taxes payable), including any interest paid on or with respect to such refund of Taxes; provided, however, that the amount of any refund of Taxes shall be net of any Taxes imposed by any Taxing Authority on, related to, or attributable to, the receipt of or accrual of such refund, and shall further be net of all accounting, legal and other professional fees, and court costs incurred in connection with obtaining such refund, as well as any other out-of-pocket costs incurred in connection with obtaining such refund.

“RemainCo” shall have the meaning set forth in the preamble hereto.

“RemainCo Business” shall have the meaning set forth in the Separation Agreement.

“RemainCo Disqualifying Action” shall mean (a) any action (or the failure to take any action) by any member of the RemainCo Group after the Distribution (including entering into any agreement, understanding or arrangement or any negotiations with respect to any transaction or series of transactions), (b) any event (or series of events) after the Distribution involving the capital stock of RemainCo or any assets of any member of the RemainCo Group or (c) any breach by any member of the RemainCo Group after the Distribution of any representation, warranty or covenant made by them in this Agreement, that, in each case, would adversely affect the Tax-Free Status of the Transactions; provided, however, that the term “RemainCo Disqualifying Action”

shall not include any action required by any Ancillary Agreement (other than this Agreement) or that is undertaken pursuant to the Internal Reorganization, Contribution or Distribution.

“RemainCo Group” shall have the meaning set forth in the Separation Agreement.

“RemainCo Joint Return” shall mean any Joint Return with respect to which a member of the RemainCo Group is the common parent.

“RemainCo Ordinary Shares” shall have the meaning set forth in the Separation Agreement.

“RemainCo Separate Return” shall mean any Tax Return of or including any member of the RemainCo Group (including any consolidated, combined or unitary return) that does not include any member of the SpinCo Group.

“Restricted Period” shall mean the period which begins with the Distribution Date and ends two (2) years thereafter.

“Retained Stock” shall have the meaning set forth in the Separation Agreement.

“Reviewing Party” shall mean, with respect to a Tax Return, the Party that is not the Preparing Party.

“Separation” shall have the meaning set forth in the recitals.

“Separation Agreement” shall have the meaning set forth in the preamble hereto.

“Separation Plan” shall have the meaning set forth in the Separation Agreement.

“SpinCo” shall have the meaning set forth in the preamble hereto.

“SpinCo Business” shall have the meaning set forth in the Separation Agreement.

“SpinCo Common Stock” shall have the meaning set forth in the Separation Agreement.

“SpinCo Disqualifying Action” shall mean (a) any action (or the failure to take any action) by any member of the SpinCo Group after the Distribution (including entering into any agreement, understanding or arrangement or any negotiations with respect to any transaction or series of transactions), (b) any event (or series of events) after the Distribution involving the capital stock of SpinCo or any assets of any member of the SpinCo Group or (c) any breach by any member of the SpinCo Group after the Distribution of any representation, warranty or covenant made by them in this Agreement, that, in each case, would adversely affect the Tax-Free Status of the Transactions; provided, however, that the term “SpinCo Disqualifying Action” shall not include any action required by any Ancillary Agreement (other than this Agreement) or that is undertaken pursuant to the Internal Reorganization, Contribution or Distribution.

“SpinCo Cash Distribution” shall have the meaning set forth in the Separation Agreement.

“SpinCo Group” shall mean SpinCo and each Person that will be a Subsidiary of SpinCo as of immediately after the consummation of the Distribution.

“SpinCo Joint Return” shall mean any Joint Return with respect to which a member of the SpinCo Group is the common parent.

“SpinCo Separate Return” shall mean any Tax Return of or including any member of the SpinCo Group (including any consolidated, combined or unitary return) that does not include any member of the RemainCo Group.

“Straddle Period” shall mean any taxable year or other Tax Period that begins on or before the Distribution Date and ends after the Distribution Date.

“Subsequent Distribution” shall have the meaning set forth in the Separation Agreement.

“Subsidiary” shall have the meaning set forth in the Separation Agreement.

“Tax” or “Taxes” shall mean (i) all taxes, charges, fees, duties, levies, imposts, rates or other assessments or governmental charges of any kind imposed by any federal, state, local or non-U.S. Taxing Authority, including, without limitation, income, gross receipts, employment, estimated, excise, severance, stamp, occupation, premium, windfall profits, environmental, custom duties, property, sales, use, license, capital stock, transfer, franchise, registration, payroll, withholding, social security, unemployment, disability, value added, alternative or add-on minimum or other taxes, whether disputed or not, and including any interest, penalties, charges or additions attributable thereto, (ii) Liability for the payment of any amount of the type described in clause (i) above arising as a result of being (or having been) a member of any group or being (or having been) included or required to be included in any Tax Return related thereto, and (iii) Liability for the payment of any amount of the type described in clauses (i) or (ii) above as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the Liability of any other Person.

“Tax Attributes” shall mean net operating losses, capital losses, research and experimentation credit carryovers, investment tax credit carryovers, earnings and profits, foreign tax credit carryovers, overall foreign losses, overall domestic losses, previously taxed income, separate limitation losses and any other losses, deductions, credits or other comparable items that could affect a Tax Liability for a past or future Tax Period.

“Tax Certificates” shall mean any certificates of officers of RemainCo and/or SpinCo, provided to Skadden, Arps, Slate, Meagher & Flom LLP, Deloitte Tax LLP or any other law or accounting firm in connection with any Tax Opinion issued in connection with the Internal Reorganization, Contribution or Distribution.

“Tax Contest” shall have the meaning set forth in Section 6.1.

“Tax-Free Status of the Transactions” shall mean the qualification of (i) the Contribution and the Distribution, taken together, (a) as a reorganization described in Sections 368(a)(1)(D) and 355(a) of the Code, (b) as a transaction in which the stock distributed thereby is “qualified property” for purposes of Sections 355(c) and 361(c) of the Code, (c) as a transaction in which RemainCo will recognize no income or gain for U.S. federal income tax purposes with respect to the receipt of the SpinCo Cash Distribution by reason of Sections 355 and 361 of the Code, except to the extent the amount of the SpinCo Cash Distribution exceeds RemainCo’s adjusted tax basis in SpinCo Common Stock and assuming RemainCo transfers to creditors or distributes to shareholders the cash received in the SpinCo Cash Distribution in pursuance of the plan of reorganization within the meaning of Section 361(b)(1) of the Code and (d) as a transaction in which RemainCo, SpinCo and the holders of RemainCo Ordinary Shares recognize no income or gain for U.S. federal income tax purposes pursuant to Sections 355, 361 and 1032 of the Code, other than, in the case of RemainCo and SpinCo, intercompany items or excess loss accounts taken into account pursuant to the Treasury Regulations promulgated pursuant to Section 1502 of the Code and (ii) the transactions described on Exhibit C for the Tax treatment set forth therein.

“Tax-Free Status Tax Contest” shall have the meaning set forth in Section 6.3.

“Tax Item” shall mean any item of income, gain, loss, deduction, expense, or credit, or other attribute that may have the effect of increasing or decreasing any Tax.

“Tax Law” shall mean the law of any Taxing Authority or political subdivision thereof relating to any Tax.

“Tax Materials” shall have the meaning set forth in Section 4.1(a).

“Tax Matter” shall have the meaning set forth in Section 7.1.

“Tax Opinion” shall mean any written opinion of Skadden, Arps, Slate, Meagher & Flom LLP, Deloitte Tax LLP or any other law or accounting firm delivered to RemainCo, regarding certain tax consequences of certain transactions executed as part of the Internal Reorganization, Contribution and Distribution.

“Tax Period” shall mean, with respect to any Tax, the period for which the Tax is reported as provided under the Code or other applicable Tax Law.

“Tax Records” shall have the meaning set forth in Section 8.1.

“Tax-Related Losses” shall mean (i) all federal, state, local and foreign Taxes imposed pursuant to any settlement, Final Determination, judgment or otherwise; (ii) all accounting, legal and other professional fees, and court costs incurred in connection with such Taxes, as well as any other out-of-pocket costs incurred in connection with such Taxes; and (iii) all costs, expenses and damages associated with stockholder litigation or controversies and any amount paid by RemainCo (or any of its Affiliates) or SpinCo (or any of its Affiliates) in respect of the Liability of shareholders, whether paid to shareholders or to the IRS or any other Taxing Authority, in each case, resulting from the failure of the Internal Reorganization, Contribution, Distribution, or any transaction associated therewith to qualify for the Tax-Free Status of the Transactions.

“Tax Return” shall mean any return, report, certificate, form or similar statement or document (including any related supporting information or schedule attached thereto and any information return, amended tax return, claim for refund or declaration of estimated tax) supplied to or filed with, or required to be supplied to or filed with, a Taxing Authority, or any bill for or notice related to ad valorem or other similar Taxes received from a Taxing Authority, in each case, in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

“Taxing Authority” shall mean any governmental authority or any subdivision, agency, commission or entity thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the IRS).

“Transaction Taxes” shall mean all (i) sales, use, transfer, real property transfer, intangible, recordation, registration, documentary, stamp or similar Taxes imposed with respect to the Internal Reorganization, Contribution or Distribution and (ii) any income Taxes imposed with respect to the steps taken pursuant to the Separation Plan, including in each case, any withholding in respect of such Taxes; provided, however, that Transaction Taxes shall not include any Distribution Taxes or any Taxes incurred as a result of (x) SpinCo’s breach of any obligation under the Separation Agreement, this Agreement, or any Ancillary Agreement, (y) SpinCo undertaking any action described in Section 4.2(a) or Section 4.2(b), without regard to whether an Unqualified Tax Opinion or Post-Distribution Ruling may have been provided or whether RemainCo consented to any such action, or (z) a SpinCo Disqualifying Action. For the avoidance of doubt, “Transaction Taxes” shall not include any value added, goods and services or similar Taxes.

“Transfer Pricing Adjustment” shall mean any proposed or actual allocation by a Taxing Authority of any Tax Item between or among any member of the RemainCo Group and any member of the SpinCo Group with respect to any Tax Period ending prior to or including the Distribution Date.

“Treasury Regulations” shall mean the regulations promulgated from time to time under the Code as in effect for the relevant Tax Period.

“Unqualified Tax Opinion” shall mean a “will” opinion, without substantive qualifications, of a nationally recognized law or accounting firm, to the effect that a transaction will not affect the Tax-Free Status of the Transactions.

“VAT” shall means any value added, goods and services, sales or similar Taxes.

“Warrant Agreement” shall mean that certain Transaction Agreement, by and between RemainCo and Amazon.com, Inc., a Delaware corporation dated August 15, 2025.

“Warrants” shall mean the warrants issued pursuant to the Warrant Agreement.

ARTICLE II

PAYMENTS AND TAX REFUNDS

2.1 Allocation of Tax Liabilities. Except as otherwise provided in this Article II and Section 5.1 (including Distribution Taxes allocated thereunder and certain VAT discussed in Section 5.1(a) and Section 5.1(b)) or as set forth on Exhibit B, Taxes shall be allocated as follows:

(a) General Rules.

(i) In the case of any Tax Return that relates solely to a Pre-Distribution Period, SpinCo and RemainCo shall each pay and be responsible for its Applicable Percentage of any and all Taxes that are due with respect to or required to be reported on any Tax Return (including any increase in such Taxes as a result of a Final Determination); provided, that in the case of any Tax Return that relates solely to a Pre-Distribution Period that ends on or before the date that is seven (7) years prior to the Distribution Date, RemainCo shall pay and be responsible for any and all Taxes that are due with respect to or required to be reported on any such Tax Return (including an increase in such Taxes as a result of a Final Determination).

(ii) In the case of any RemainCo Joint Return or RemainCo Separate Return that, in each case, relates to a Straddle Period: (A) SpinCo shall pay and be responsible for its Applicable Percentage of any and all Taxes that are (I) due with respect to or required to be reported on any such Tax Return and (II) allocable to a Pre-Distribution Period in accordance with Section 2.1(iv)(2) (including any increase in such Taxes as a result of a Final Determination), and (B) RemainCo shall pay and be responsible for all other Taxes that are due with respect to or required to be reported on any such Tax Return (including, in each of clauses (A) and (B), any increase in such Taxes as a result of a Final Determination).

(iii) In the case of any SpinCo Joint Return or SpinCo Separate Return that, in each case, relates to a Straddle Period: (A) RemainCo shall pay and be responsible for its Applicable Percentage of any and all Taxes that are (I) due with respect to or required to be reported on any such Tax Returns and (II) allocable to a Pre-Distribution Period in accordance with Section 2.1(iv)(2) (including any increase in such Taxes as a result of a Final Determination), and (B) SpinCo shall pay and be responsible for all other Taxes that are due with respect to or required to be reported on any such Tax Return (including, in each of clauses (A) and (B), any increase in such Taxes as a result of a Final Determination).

(iv) In the case of any Tax Return for any Straddle Period:

(1) The amount of any Tax with respect to such Straddle Period that is based on or measured by income, sales, use, receipts, or other similar items shall be allocated between the Pre-Distribution Period and Post-Distribution Period based on the Closing of the Books Method.

(2) The amount of any other Tax with respect to a Straddle Period (other than Taxes described in Section 2.2) shall be allocated between the Pre-Distribution Period and the Post-Distribution Period by multiplying the total amount of such Tax for the entire Straddle Period by a fraction, the numerator of which is the number of calendar days in the Straddle Period ending on, and including, the Distribution Date, and the denominator of which is the number of calendar days in the entire Straddle Period, and allocating the result to the Pre-Distribution Period and the remainder of such Tax to the Post-Distribution Period.

(b) Certain Limitations. The amount of Taxes allocable to SpinCo or RemainCo pursuant to Section 2.1(a)(i) with respect to any Tax Period shall not be less than zero. For the avoidance of doubt, RemainCo shall not be required to make any payment to SpinCo, nor shall SpinCo be required to make any payment to RemainCo, to the extent that Tax Items of a member of the RemainCo Group or of the SpinCo Group, as the case may be, may reduce the aggregate Taxes owed with respect to any Joint Return.

(c) Taxes described on Exhibit B shall be allocable among RemainCo and SpinCo in the manner set forth therein.

2.2 Transaction Taxes. Notwithstanding the provisions set forth in Sections 2.1, RemainCo shall pay and be responsible for all Transaction Taxes.

2.3 Allocation of Employment Taxes. Liability for Employment Taxes shall be determined pursuant to the Employee Matters Agreement.

2.4 Tax Refunds.

(a) RemainCo shall be entitled to all Refunds of Taxes the Liability for which is allocated to RemainCo pursuant to this Agreement, and SpinCo shall be entitled to all Refunds of Taxes the Liability for which is allocated to SpinCo pursuant to this Agreement. This Section 2.4(a) shall be applied looking solely to the allocation of the Tax for which a Refund is received, regardless of whether an Adjustment to a separate Tax may have impacted the presence or amount of such Refund.

(b) SpinCo shall pay to RemainCo any Refund received by SpinCo or any member of the SpinCo Group that is allocable to RemainCo pursuant to this Section 2.4 no later than fifteen (15) Business Days after the receipt of such Refund. RemainCo shall pay to SpinCo any Refund received by RemainCo or any member of the RemainCo Group that is allocable to SpinCo pursuant to this Section 2.4 no later than fifteen (15) Business Days after the receipt of such Refund. For purposes of this Section 2.4, any Refund that arises as a result of an offset, credit, or other similar benefit in respect of Taxes other than a receipt of cash shall be deemed to be received on the earlier of (i) the date on which a Tax Return is filed claiming such offset, credit, or other similar benefit and (ii) the date on which payment of the Tax which would have otherwise been paid absent such offset, credit, or other similar benefit is due (determined without taking into account any applicable extensions).

(c) In the event that Refund received after the date hereof is later disallowed or reduced in whole or in part, resulting in a Tax Liability, such Tax shall be allocated amongst the Parties in the same manner as such underlying Refund was allocated.

2.5 Prior Agreements. Except as set forth in this Agreement and in consideration of the mutual indemnities and other obligations of this Agreement, any and all prior Tax sharing or allocation agreements or practices between any member of the RemainCo Group and any member of the SpinCo Group shall be terminated with respect to the SpinCo Group and the RemainCo Group as of the Distribution Date. No member of either the SpinCo Group or the RemainCo Group shall have any continuing rights or obligations under any such agreement.

ARTICLE III

PREPARATION AND FILING OF TAX RETURNS

3.1 RemainCo’s Responsibility. RemainCo shall prepare and file when due (taking into account any applicable extensions), or shall cause to be prepared and filed, all RemainCo Joint Returns and all RemainCo Separate Returns, including any amended RemainCo Joint Returns and amended RemainCo Separate Returns. RemainCo shall be the “Preparing Party” with respect to Tax Returns described in this Section 3.1.

3.2 SpinCo’s Responsibility. SpinCo shall prepare and file when due (taking into account any applicable extensions), or shall cause to be prepared and filed, all Tax Returns required to be filed by or with respect to members of the SpinCo Group other than those Tax Returns which RemainCo is required to prepare and file under Section 3.1, including any amended Tax Returns. SpinCo shall be the “Preparing Party” with respect to Tax Returns described in this Section 3.2.

3.3 Right to Review Tax Returns. To the extent that the positions taken on any Tax Return reasonably relate to matters for which the Reviewing Party would reasonably be expected to have an indemnification obligation to the Preparing Party in excess of $10 million ($10,000,000.00), the Preparing Party shall (x) prepare the portions of such Tax Return that relate to such matters and (y) provide a draft of such portion of such Tax Return to the Reviewing Party for its review and comment at least thirty (30) Business Days prior to the due date for such Tax Return. The Reviewing Party shall thereafter have fifteen (15) Business Days to review such portion of such Tax Return and provide reasonable comments, if any, on such portion of such Tax Return to the Preparing Party; provided, however, that the Reviewing Party shall provide any comments it may have to the Preparing Party no later than two (2) Business Days prior to the due date for such Tax Return (taking into account any applicable extensions). The Parties shall negotiate in good faith to resolve any disputes relating to the review of a Tax Return pursuant to this Section 3.3. Any disputes that the Parties are unable to resolve shall be resolved by the Accounting Firm pursuant to Article IX. In the event that any dispute is not resolved (whether pursuant to good faith negotiations among the Parties or by the Accounting Firm) prior to the due date for the filing of any Tax Return (taking into account any applicable extensions), such Tax Return shall be timely filed by the Preparing Party and the Parties shall amend such Tax Return as necessary to reflect the resolution of such dispute in a manner consistent with such resolution.

3.4 Cooperation. The Parties shall provide, and shall cause their Affiliates to provide, assistance and cooperation to one another in accordance with Article VII with respect to the preparation and filing of Tax Returns, including providing information required to be provided in Article VIII.

3.5 Tax Reporting Practices. Except as provided in Section 3.6 or as otherwise agreed among the Parties, with respect to any Tax Return including matters for which the Reviewing Party has an indemnification obligation to the Preparing Party, such Tax Return shall be prepared in a manner consistent with past practices, accounting methods, elections and conventions (“Past Practices”) used with respect to the Tax Returns in question, and to the extent any items are not covered by Past Practices, in accordance with reasonable Tax accounting practices selected by the Preparing Party.

3.6 Reporting of the Transactions. The Tax treatment of any step in or portion of the Internal Reorganization, Contribution, and Distribution shall be reported on each applicable Tax Return consistently with the Tax-Free Status of the Transactions, taking into account the jurisdiction in which such Tax Returns are filed. If RemainCo determines, in its sole discretion, that a protective election under Section 336(e) of the Code shall be made with respect to any of the applicable transactions taken pursuant to the Internal Reorganization, SpinCo agrees to take any such action that is necessary to effect such election, including any corresponding election with respect to any of its Subsidiaries, as determined by RemainCo. If such a protective election is made, this Agreement shall be amended in such a manner as is determined by RemainCo in its good faith discretion to compensate RemainCo for any Tax benefits realized by SpinCo as a result of such election.

3.7 Payment of Taxes.

(a) With respect to any Tax Return required to be filed pursuant to this Agreement, the Preparing Party shall remit or cause to be remitted to the applicable Taxing Authority in a timely manner any Taxes due in respect of any such Tax Return.

(b) In the case of any Tax Return for which the Party that is not the Preparing Party is obligated pursuant to this Agreement to pay all or a portion of the Taxes reported as due on such Tax Return, the Preparing Party shall notify the other Party, in writing, of its obligation to pay such Taxes and, in reasonably sufficient detail, its calculation of the amount due by such other Party and the Party receiving such notice shall pay such amount to the Preparing Party upon the later of five (5) Business Days prior to the date on which such payment is due and fifteen (15) Business Days after the receipt of such notice.

(c) With respect to any estimated Taxes, the Party that is or will be the Preparing Party with respect to any Tax Return that will reflect (or otherwise give credit for) such estimated Taxes shall remit or cause to be remitted to the applicable Taxing Authority in a timely manner any estimated Taxes due. In the case of any estimated Taxes for which the Party that is not the Preparing Party is obligated pursuant to this Agreement to pay all or a portion of the Taxes that will be reported as due on any Tax Return that will reflect (or otherwise give credit for) such estimated Taxes, the Preparing Party shall notify the other Party, in writing, of its obligation to pay such estimated Taxes and, in reasonably sufficient detail, its calculation of the amount due by such other Party and the Party receiving such notice shall pay such amount to the Preparing Party upon the later of five (5) Business Days prior to the date on which such payment is due and fifteen (15) Business Days after the receipt of such notice.

3.8 Amended Returns and Carrybacks.

(a) A Party shall not, and shall not permit any member of such Party’s Group to, file or allow to be filed any request for an Adjustment for any Tax Period (or portion thereof) ending on or before the Distribution Date (including for the avoidance of doubt, the portion of any Straddle Period ending at the end of the day on the Distribution Date) without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed.

(b) Each Party shall, and shall cause each member of its respective Group to, make any available elections to waive the right to carry back any Tax Attribute (i) from a Tax Period or portion thereof ending after the Distribution Date to a Joint Return in respect of a Tax Period or portion thereof ending on or before the Distribution Date and (ii) from a Tax Period or portion thereof ending after the Distribution Date to a Joint Return in respect of a Tax Period or portion thereof ending on or before the Distribution Date.

(c) Neither Party shall, and each Party shall cause each member of its respective Group not to, without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed), make any affirmative election to carry back any Tax Attribute (i) from a Tax Period or portion thereof ending after the Distribution Date to a Joint Return in respect of a Tax Period or portion thereof ending on or before the Distribution Date or (ii) from a Tax Period or portion thereof ending after the Distribution Date to a Joint Return in respect of a Tax Period or portion thereof ending on or before the Distribution Date.

(d) Receipt of consent by one Party from the other Party pursuant to the provisions of this Section 3.8 shall not limit or modify such Party’s continuing indemnification obligation pursuant to Article V.

3.9 Tax Attributes. RemainCo shall in good faith advise SpinCo in writing of the amount, if any of any Tax Attributes, which RemainCo determines, in its good faith discretion, shall be allocated or apportioned to the SpinCo Group under applicable Law. SpinCo and all members of the SpinCo Group shall prepare all Tax Returns in accordance with such written notice. SpinCo agrees that it shall not dispute RemainCo’s allocation or apportionment of Tax Attributes. For the avoidance of doubt, RemainCo shall not be required to create or cause to be created any books and records or reports or other documents based thereon (including, without limitation, “earnings & profits studies,” “basis studies” or similar determinations) that it does not maintain or prepare in the ordinary course of business in order to comply with this Section 3.9.

ARTICLE IV

TAX-FREE STATUS OF THE DISTRIBUTION

4.1 Representations and Warranties.

(a) RemainCo, on behalf of itself and all other members of the RemainCo Group, hereby represents and warrants that (i) it has examined the Tax Opinion, the Tax Certificates, the Separation Plan, and any other materials delivered or deliverable in connection with the rendering of the Tax Opinion (collectively, the “Tax Materials”) and (ii) the facts presented and representations that have been or will be made therein, to the extent descriptive of or otherwise relating to RemainCo or any member of the RemainCo Group or the RemainCo Business, were or will be, at the time presented or represented and from such time until and including the Distribution Date, true, correct, and complete in all material respects. RemainCo, on behalf of itself and all other members of the RemainCo Group, hereby confirms and agrees to comply with any and all covenants and agreements in the Tax Materials applicable to RemainCo or any member of the RemainCo Group or the RemainCo Business.

(b) SpinCo, on behalf of itself and all other members of the SpinCo Group, hereby represents and warrants that (i) it has examined the Tax Materials and (ii) the facts presented and representations that have been or will be made therein, to the extent descriptive of or otherwise relating to SpinCo or any member of the SpinCo Group or the SpinCo Business, were or will be, at the time presented or represented and from such time until and including the Distribution Date, true, correct, and complete in all material respects. SpinCo, on behalf of itself and all other members of the SpinCo Group, hereby confirms and agrees to comply with any and all covenants and agreements in the Tax Materials applicable to SpinCo or any member of the SpinCo Group or the SpinCo Business.

(c) Each of RemainCo, on behalf of itself and all other members of the RemainCo Group, and SpinCo, on behalf of itself and all other members of the SpinCo Group represents and warrants that it knows of no fact (after due inquiry) that may cause the Tax treatment of the Internal Reorganization, Contribution or Distribution to be other than the Tax-Free Status of the Transactions.

(d) Each of RemainCo, on behalf of itself and all other members of the RemainCo Group, and SpinCo, on behalf of itself and all other members of the SpinCo Group represents and warrants that it has no plan or intent to take any action which is inconsistent with any statements or representations made in the Tax Materials.

4.2 Restrictions Relating to the Distribution.

(a) SpinCo, on behalf of itself and all other members of the SpinCo Group, hereby covenants and agrees that no member of the SpinCo Group will take, fail to take, or permit to be taken: (i) any action where such action or failure to act would be inconsistent with or cause to be untrue any statement, information, covenant or representation in the Tax Materials or (ii) any action which constitutes a SpinCo Disqualifying Action.

(b) During the Restricted Period [(or such other applicable period of time as provided in Exhibit C)], SpinCo:

(i) shall continue and cause to be continued the Active Trade or Business, taking into account Section 355(b)(3) of the Code, as conducted immediately prior to the Distribution;

(ii) shall not voluntarily dissolve or liquidate itself (including any action that is a liquidation for U.S. federal income tax purposes);

(iii) shall not (1) enter into any Proposed Acquisition Transaction or, to the extent SpinCo has the right to prohibit any Proposed Acquisition Transaction, permit any Proposed Acquisition Transaction to occur, (2) redeem or otherwise repurchase (directly or through an Affiliate) any stock, or rights to acquire stock except to the extent such repurchases satisfy Section 4.05(1)(b) of Revenue Procedure 96-30 (as in effect prior to the amendment of such Revenue Procedure by Revenue Procedure 2003-48), (3) amend its certificate of incorporation (or other organizational documents), or take any other action, whether through a stockholder vote or otherwise, affecting the relative voting rights of its capital stock (including through the conversion of any capital stock into another class of capital stock), (4) merge or consolidate with any other Person or (5) take any other action or actions (including any action or transaction that would be reasonably likely to be inconsistent with any representation made in the Tax Certificates) which in the aggregate would, when combined with any other direct or indirect changes in ownership of SpinCo capital stock pertinent for purposes of Section 355(e) of the Code, have the effect of causing or permitting one or more Persons (whether or not acting in concert) to acquire directly or indirectly stock representing a fifty-percent or greater interest in SpinCo or would reasonably be expected to result in a failure to preserve the Tax-Free Status of the Transactions;

(iv) shall not and shall not permit any member of the SpinCo Group, to sell, transfer, or otherwise dispose of or agree to, sell, transfer or otherwise dispose (including in any transaction treated for federal income tax purposes as a sale, transfer or disposition) of assets (including, any shares of capital stock of a Subsidiary) that, in the aggregate, constitute more than 20% of the consolidated gross assets of SpinCo or the SpinCo Group. The foregoing sentence shall not apply to (1) sales, transfers, or dispositions of assets in the ordinary course of business, (2) any cash paid to acquire assets from an unrelated Person in an arm’s-length transaction, (3) any assets transferred to a Person that is disregarded as an entity separate from the transferor for federal income tax purposes or (4) any mandatory or optional repayment (or pre-payment) of any indebtedness of SpinCo or any member of the SpinCo Group. The percentages of gross assets or consolidated gross assets of SpinCo or the SpinCo Group, as the case may be, sold, transferred, or otherwise disposed of, shall be based on the fair market value of the gross assets of SpinCo and the members of the SpinCo Group as of the Distribution Date. For purposes of this Section 4.2(b)(iv), a merger of SpinCo or one of its Subsidiaries with and into any Person that is not a wholly owned Subsidiary of SpinCo shall constitute a disposition of all of the assets of SpinCo or such Subsidiary; and

(v) shall not take or fail to take, and shall not permit any Affiliate to take or fail to take, as the case may be, any actions set forth on Exhibit C.

(c) Notwithstanding the restrictions imposed by Sections 4.2(a) and 4.2(b), SpinCo or a member of the SpinCo Group may take any of the actions or transactions described therein if SpinCo either (i) obtains an Unqualified Tax Opinion or Post-Distribution Ruling, in each case, in form and substance reasonably satisfactory to RemainCo or (ii) obtains the prior written consent of RemainCo waiving the requirement that SpinCo obtain an Unqualified Tax Opinion or Post-Distribution Ruling, such waiver to be provided in RemainCo’s sole and absolute discretion. RemainCo’s evaluation of an Unqualified Tax Opinion or Post-Distribution Ruling may consider, among other factors, the appropriateness of any underlying assumptions, representations, and covenants made in connection with such opinion. SpinCo shall bear all costs and expenses of securing any such Unqualified Tax Opinion or Post-Distribution Ruling. Neither the delivery of an Unqualified Tax Opinion or Post-Distribution Ruling nor RemainCo’s waiver of SpinCo’s obligation to deliver an Unqualified Tax Opinion or Post-Distribution Ruling shall limit or modify SpinCo’s continuing indemnification obligation pursuant to Article V.

ARTICLE V

INDEMNITY OBLIGATIONS

5.1 Indemnity Obligations.

(a) RemainCo shall indemnify and hold harmless SpinCo from and against, and will reimburse SpinCo for, without duplication: (i) all Liability for Taxes allocated to RemainCo pursuant to Article II, together with

RemainCo’s allocable portion of all accounting, legal and other professional fees, and court costs incurred in connection with such Taxes or any other out-of-pocket costs incurred in connection with such Taxes, (ii) all Taxes and Tax-Related Losses arising out of, based upon, or relating or attributable to any breach of or inaccuracy in, or failure to perform, as applicable, any representation, covenant, or obligation of any member of the RemainCo Group pursuant to this Agreement, (iii) the amount of any Refund received by any member of the RemainCo Group that is allocated to SpinCo pursuant to Section 2.4(a) and (iv) any Distribution Taxes and Tax-Related Losses to the extent attributable to a RemainCo Disqualifying Action; provided, that, in the case of clause (i) hereof, RemainCo shall not be required to indemnify and hold harmless SpinCo from and against any VAT payable by SpinCo to a Taxing Authority to the extent such VAT was collected from a customer or other third party (including a member of the RemainCo Group in the ordinary course of business) or is otherwise recoverable by SpinCo or another member of the SpinCo Group, and Section 2.1 hereof shall not be read or otherwise interpreted or construed to impose any payment obligation with respect to such VAT on RemainCo.

(b) SpinCo shall indemnify and hold harmless RemainCo from and against, and will reimburse RemainCo for, without duplication: (i) all Liability for Taxes allocated to SpinCo pursuant to Article II, together with SpinCo’s allocable portion of all accounting, legal and other professional fees, and court costs incurred in connection with such Taxes or any other out-of-pocket costs incurred in connection with such Taxes, (ii) all Taxes and Tax-Related Losses arising out of, based upon, or relating or attributable to any breach of or inaccuracy in, or failure to perform, as applicable, any representation, covenant, or obligation of any member of the SpinCo Group pursuant to this Agreement, (iii) the amount of any Refund received by any member of the SpinCo Group that is allocated to RemainCo pursuant to Section 2.4(a) and (iv) any Distribution Taxes and Tax-Related Losses attributable to a SpinCo Disqualifying Action (regardless of whether the conditions set forth in Section 4.2(c) are satisfied); provided, that, in the case of clause (i) hereof, SpinCo shall not be required to indemnify and hold harmless RemainCo from and against any VAT payable by RemainCo to a Taxing Authority to the extent such VAT was collected from a customer or other third party (including a member of the SpinCo Group in the ordinary course of business) or is otherwise recoverable by RemainCo or another member of the RemainCo Group, and Section 2.1 hereof shall not be read or otherwise interpreted or construed to impose any payment obligation with respect to such VAT on SpinCo.

(c) To the extent that any Tax or Tax-Related Loss is subject to indemnity pursuant to both Sections 5.1(a) and 5.1(b), responsibility for such Tax or Tax-Related Loss shall be shared by RemainCo and SpinCo according to relative fault. For purposes of Section 5.1(a)(i) and Section 5.1(b)(i), a Party’s allocable portion of fees or costs shall be equal to the percentage allocation of the underlying Tax to such Party under Article II.

(d) Notwithstanding anything herein to the contrary, any Distribution Taxes that are not attributable to a RemainCo Disqualifying Action or a SpinCo Disqualifying Action shall be allocated between RemainCo and SpinCo in accordance with their respective Applicable Percentages.

5.2 Indemnification Payments.

(a) Except as otherwise provided in this Agreement, if either Party (the “Indemnitee”) is required to pay to a Taxing Authority a Tax or to another Person a payment in respect of a Tax that the other Party (the “Indemnifying Party”) is liable for under this Agreement, including as the result of a Final Determination, the Indemnitee shall notify the Indemnifying Party, in writing, of its obligation to pay such Tax and, in reasonably sufficient detail, its calculation of the amount due by such Indemnifying Party to the Indemnitee, including any Tax-Related Losses attributable thereto. The Indemnifying Party shall pay such amount, including any Tax-Related Losses attributable thereto, to the Indemnitee no later than the later of (i) five (5) Business Days prior to the date on which such payment is due to the applicable Taxing Authority or (ii) fifteen (15) Business Days after the receipt of notice from the other Party.

(b) If, as a result of any change or redetermination made with respect to Sections 2.1 or 2.2, any amount previously allocated to and borne by one Party pursuant to the provisions of Article II is thereafter allocated to the other Party, then, no later than fifteen (15) Business Days after such change or redetermination, such other Party shall pay to such Party the amount previously borne by such Party which is allocated to such other Party as a result of such change or redetermination.

5.3 Payment Mechanics.

(a) All payments under this Agreement shall be made by RemainCo directly to SpinCo and by SpinCo directly to RemainCo; provided, however, that if the Parties mutually agree with respect to any such indemnification payment, any member of the RemainCo Group, on the one hand, may make such indemnification payment to any member of the SpinCo Group, on the other hand, and vice versa. All indemnification payments shall be treated in the manner described in Section 5.4.

(b) In the case of any payment of Taxes made by a Preparing Party or Indemnitee pursuant to this Agreement for which such Preparing Party or Indemnitee, as the case may be, has received a payment from the other Party, such Preparing Party or Indemnitee shall provide to the other Party a copy of any official government receipt received with respect to the payment of such Taxes to the applicable Taxing Authority (or, if no such official governmental receipts are available, executed bank payment forms or other reasonable evidence of payment).

5.4 Treatment of Payments. In the absence of any change in Tax treatment under the Code or except as otherwise required by other applicable Tax Law, any Tax indemnity payments made under this Agreement shall be reported for Tax purposes by the payor and the recipient as distributions or capital contributions, as appropriate, occurring immediately before the Distribution (but only to the extent the payment does not relate to a Tax allocated to the payor in accordance with Section 1552 of the Code or the Treasury Regulations thereunder or Treasury Regulation Section 1.1502-33(d) (or under corresponding principles of other applicable Tax Laws)) or as payments of an assumed or retained Liability.

ARTICLE VI

TAX CONTESTS

6.1 Notice. Each Party shall notify the other Party in writing within fifteen (15) days after receipt by such Party or any member of its Group of a written communication from any Taxing Authority with respect to any pending or threatened audit, claim, dispute, suit, action, proposed assessment or other proceeding (a “Tax Contest”) concerning any Taxes for which the other Party may be liable pursuant to this Agreement, and thereafter shall promptly forward or make available to such Party copies of notices and communications relating to such Tax Contest.

6.2 Control Rights. Subject to Section 6.5, (a) RemainCo shall have the sole responsibility and right to control the prosecution of any Tax Contest to the extent it relates to a RemainCo Joint Return or RemainCo Separate Return and (b) SpinCo shall have the sole responsibility and right to control the prosecution of any Tax Contest to the extent it relates to a SpinCo Joint Return or SpinCo Separate Return, in each case, including the exclusive right to communicate with agents of the applicable Taxing Authority and to control, resolve, settle, or agree to any deficiency, claim, or adjustment proposed, asserted, or assessed in connection with or as a result of such Tax Contest.

6.3 Tax Contests Related to the Tax-Free Status of the Transactions. Notwithstanding Section 6.2, RemainCo shall have the sole responsibility and right to control the prosecution of any Tax Contest that relates to the Tax-Free Status of the Transactions (each, a “Tax-Free Status Tax Contest”).

6.4 Obligation of Continued Notice. During the pendency of any Tax Contest or threatened Tax Contest, each of the Parties shall provide prompt notice to the other Party of any written communication received by it or a member of its respective Group from a Taxing Authority regarding any Tax Contest for which it is indemnified by the other Party hereunder or for which it may be required to indemnify the other Party hereunder. Such notice shall attach copies of the pertinent portion of any written communication from a Taxing Authority and contain factual information (to the extent known) describing any asserted Tax Liability in reasonable detail and shall be accompanied by copies of any notice and other documents received from any Taxing Authority in respect of any such matters. Such notice shall be provided in a reasonably timely fashion; provided, however, that in the event that timely notice is not provided, a Party shall be relieved of its obligation to indemnify the other Party only to the extent that such delay results in actual increased costs or actual prejudice to such other Party.

6.5 Settlement Rights. Notwithstanding anything herein to the contrary, unless waived by the Parties in writing, in connection with any potential adjustment in a Tax Contest as a result of which adjustment the Non-Controlling Party may reasonably be expected to become liable to make any indemnification payment in excess of $10 million ($10,000,000.00) to the Controlling Party under this Agreement: (i) the Controlling Party shall keep the Non-Controlling Party informed in a timely manner of all actions taken or proposed to be taken by the Controlling Party with respect to such potential adjustment in such Tax Contest; (ii) the Controlling Party shall timely provide the Non-Controlling Party with copies of any correspondence or filings submitted to any Taxing Authority or judicial authority in connection with such potential adjustment in such Tax Contest; (iii) the Controlling Party shall defend such Tax Contest diligently and in good faith; (iv) the Controlling Party shall consult with the Non-Controlling Party and offer the Non-Controlling Party a reasonable opportunity to comment before submitting any written materials prepared or furnished in connection with such potential adjustment in such Tax Contest; and (v) the Controlling Party shall not settle such Tax Contest without the Non-Controlling Party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). In addition, in the case of a Tax-Free Status Tax Contest, SpinCo (at its sole expense) shall have the right to attend, any formally scheduled meetings with Taxing Authorities or hearings or proceedings before any judicial authorities in connection with any potential adjustment in a Tax-Free Status Tax Contest pursuant to which the SpinCo may reasonably be expected to become liable to make any indemnification payment to RemainCo under this Agreement. The failure of the Controlling Party to take any action specified in this Section 6.5 with respect to the Non-Controlling Party shall not relieve the Non-Controlling Party of any Liability and/or obligation which it may have to the Controlling Party under this Agreement except to the extent that the Non-Controlling Party was actually harmed by such failure, and in no event shall such failure relieve the Non-Controlling Party from any other Liability or obligation which it may have to the Controlling Party.

ARTICLE VII

COOPERATION

7.1 General.

(a) Each Party shall fully cooperate, and shall cause all members of such Party’s Group to fully cooperate, with all reasonable requests in writing from the other Party, or from an agent, representative or advisor to such Party, in connection with the preparation and filing of any Tax Return, claims for Refunds, the conduct of any Tax Contest, and calculations of amounts required to be paid pursuant to this Agreement, in each case, related or attributable to or arising in connection with Taxes of either Party or any member of either Party’s Group covered by this Agreement and the establishment of any reserve required in connection with any financial reporting (a “Tax Matter”). Such cooperation shall include the provision of any information reasonably necessary or helpful in connection with a Tax Matter and shall include, without limitation, at each Party’s own cost:

(i) the provision of any Tax Returns of either Party or any member of either Party’s Group, books, records (including information regarding ownership and Tax basis of property), documentation and other information relating to such Tax Returns, including accompanying schedules, related work papers, and documents relating to rulings or other determinations by Taxing Authorities;

(ii) the execution of any document (including any power of attorney) in connection with any Tax Contest of either Party or any member of either Party’s Group, or the filing of a Tax Return or a Refund claim of either Party or any member of either Party’s Group;

(iii) the use of the Party’s reasonable best efforts to obtain any documentation in connection with a Tax Matter; and

(iv) the use of the Party’s reasonable best efforts to obtain any Tax Returns (including accompanying schedules, related work papers, and documents), documents, books, records or other information in connection with the filing of any Tax Returns of any of either Party or any member of either Party’s Group.

Each Party shall make its employees and facilities available, without charge, on a mutually convenient basis to facilitate such cooperation. In the event that a member of the RemainCo Group, on the one hand, or a member of the SpinCo Group, on the other hand, suffers a Tax detriment as a result of a Transfer Pricing Adjustment, the Parties shall cooperate pursuant to this Section 7.1 to seek any competent authority relief that may be available with respect to such Transfer Pricing Adjustment unless the Parties mutually agree not to seek such relief.

7.2 Consistent Treatment. Unless and until there has been a Final Determination to the contrary, each Party agrees not to take any position on any Tax Return, in connection with any Tax Contest or otherwise that is inconsistent with (a) the treatment of payments between the RemainCo Group and the SpinCo Group as set forth in Section 5.4, or (b) the Tax-Free Status of the Transactions.

ARTICLE VIII

RETENTION OF RECORDS; ACCESS

8.1 Retention of Records. For so long as the contents thereof may become material in the administration of any matter under applicable Tax Law, but in any event until the later of (i) sixty (60) days after the expiration of any applicable statutes of limitation (including any waivers or extensions thereof) and (ii) seven years after the Distribution Date, the Parties shall retain records, documents, accounting data and other information (including computer data) necessary for the preparation and filing of all Tax Returns (collectively, “Tax Records”) in respect of Taxes of any member of either the RemainCo Group or the SpinCo Group for any Pre-Distribution Period, Straddle Period, or Post-Distribution Period or for any Tax Contests relating to such Tax Returns. At any time after the Distribution Date that the RemainCo Group proposes to destroy such records or documents, it shall first notify the SpinCo Group in writing and the SpinCo Group shall be entitled to receive such records or documents proposed to be destroyed. At any time after the Distribution Date that the SpinCo Group proposes to destroy such records or documents, it shall first notify the RemainCo Group in writing and the RemainCo Group shall be entitled to receive such records or documents proposed to be destroyed. The Parties will notify each other in writing of any waivers or extensions of the applicable statute of limitations that may affect the period for which the foregoing records or other documents must be retained.

8.2 Access to Tax Records. The Parties and their respective Affiliates shall make available to each other for inspection and copying during normal business hours upon reasonable notice all Tax Records (and, for the avoidance of doubt, any pertinent underlying data accessed or stored on any computer program or information technology system) in their possession and shall permit the other Party and its Affiliates, authorized agents and representatives and any representative of a Taxing Authority or other Tax auditor direct access, during normal business hours upon reasonable notice to any computer program or information technology system used to access or store any Tax Records, in each case to the extent reasonably required by the other Party in connection with the preparation of Tax Returns or financial accounting statements, audits, litigation, or the resolution of items pursuant to this Agreement. The Party providing access to its records to the other Party shall bear all costs and expenses associated with such access, including any professional fees.

ARTICLE IX

DISPUTE RESOLUTION

9.1 Computational Disputes. In the event of any dispute between the Parties involving computational matters (a “Computational Dispute”), the Parties shall appoint a nationally recognized independent public accounting firm (the “Accounting Firm”) to resolve such Computational Dispute. In this regard, the Accounting Firm shall make determinations with respect to the disputed items based solely on representations made by RemainCo and SpinCo and their respective representatives, and not by independent review, and shall function only as an expert and not as an arbitrator and shall be required to make a determination in favor of one Party only. The Parties shall request the Accounting Firm to resolve all Computational Disputes no later than forty-five (45) days after the submission of such dispute to the Accounting Firm, but in no event later than the due date for the payment of Taxes or the filing of the applicable Tax Return, if applicable, and agree that all decisions by the Accounting Firm with respect thereto shall be final and conclusive and binding on the Parties. The Accounting Firm shall resolve all Computational Disputes in a manner consistent with this Agreement and, to the extent not inconsistent with this Agreement, in a manner consistent with the Past Practices of RemainCo and its Subsidiaries, except as otherwise required by applicable Law. The Parties shall require the Accounting Firm to render all determinations in writing and to set forth, in reasonable detail, the basis for such determination. The determination of the Accounting Firm and any required adjustments resulting therefrom shall be final, conclusive and binding on the Parties absent fraud or manifest error or any other basis for vacating an arbitration order pursuant to Section 5714 of the Delaware Uniform Arbitration Act. The fees and expenses of the Accounting Firm shall be borne equally by the Parties.

9.2 Other Disputes. In the event of any dispute between the Parties as to any matter covered by or relating to this Agreement other than a Computational Dispute, such dispute shall be governed in accordance with the Separation Agreement, including Section 8.1 thereof.

ARTICLE X

MISCELLANEOUS PROVISIONS

10.1 Termination. This Agreement will terminate without further action at any time before the Distribution upon termination of the Separation Agreement. If terminated, no Party will have any Liability of any kind to the other Party or any other Person on account of this Agreement, except as provided in the Separation Agreement.

10.2 Applicability. This Agreement shall not apply before the Distribution.

10.3 Survival. Except as expressly set forth in this Agreement, the covenants and indemnification obligations in this Agreement shall survive the Distribution and shall remain in full force and effect.

10.4 Separation Agreement. The Parties agree that, in the event of a conflict between the terms of this Agreement and the Separation Agreement with respect to the subject matter hereof, the terms of this Agreement shall govern.

10.5 Confidentiality. Each Party hereby acknowledges that confidential Information of such Party or its Subsidiaries may be exposed to employees and agents of the other Party or its Subsidiaries as a result of the activities contemplated by this Agreement. Each Party agrees, on behalf of itself and its Subsidiaries, that such Party’s obligations with respect to Information and data of the other Party or its Subsidiaries shall be governed by Section 7.8 of the Separation Agreement.

10.6 Counterparts; Entire Agreement.

(a) This Agreement may be executed in one or more counterparts, all of which counterparts shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party. This Agreement may be executed by facsimile or PDF signature and a facsimile or PDF signature shall constitute an original for all purposes.

(b) This Agreement, the Separation Agreement, the other Ancillary Agreements and the Appendices, Exhibits and Schedules hereto and thereto contain the entire agreement between the Parties with respect to the subject matter hereof and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties with respect to the subject matter hereof other than those set forth or referred to herein or therein.

10.7 Governing Law. This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

10.8 Dispute Resolution. Subject to Article IX, the dispute resolution procedures set forth in Section 8.1 of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis.

10.9 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF ANY LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.9.

10.10 Assignability. Except as otherwise provided for in this Agreement or the Separation Agreement, neither this Agreement nor any right, interest or obligation shall be assignable, in whole or in part, directly or indirectly, by any Party without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), and any attempt to assign any rights, interests or obligations arising under this Agreement without such consent shall be void; except, that a Party may assign this Agreement or any or all of the rights, interests and obligations hereunder in connection with a merger, reorganization or consolidation transaction in which such Party is a constituent party but not the surviving entity or the sale by such Party of all or substantially all of its Assets; provided that the surviving entity of such merger, reorganization or consolidation transaction or the transferee of such Assets shall assume all the obligations of the relevant Party by operation of law or pursuant to an agreement in writing, reasonably satisfactory to the other Party, to be bound by the terms of this Agreement as if named as a Party hereto; provided, however, that in the case of each of the preceding clauses, no assignment permitted by this Section 10.10 shall release the assigning Party from Liability for the full performance of its obligations under this Agreement, unless agreed to in writing by the non-assigning Parties.

10.11 Third-Party Beneficiaries. (a) The provisions of this Agreement are solely for the benefit of the Parties hereto and are not intended to confer upon any Person except the Parties hereto any rights or remedies hereunder and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third Person with any remedy, claim, Liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

10.12 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 10.12 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 10.12 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth on a schedule to be delivered by each Party to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 10.12):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300,

Austin, Texas 78759

Attention: [•], [•]

Email: legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention: Amr Razzak, Esq.

Email: amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention: [•], [•]

Email: [•]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention: Amr Razzak, Esq.

Email: amr.razzak@skadden.com

Either Party may, by notice to the other Party, change the address to which such notices are to be given.

10.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

10.14 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.15 Waivers of Default. No failure or delay of either Party (or the applicable member of its Group) in exercising any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Waiver by either Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default

10.16 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Time, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article X, have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

10.17 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

10.18 Interpretation. The rules of interpretation set forth in Section 1.2 of the Separation Agreement shall be incorporated by reference to this Agreement, mutatis mutandis. NOTWITHSTANDING THE FOREGOING, THE PURPOSE OF ARTICLE X IS TO ENSURE THAT EACH OF THE TRANSACTIONS QUALIFIES FOR THE TAX-FREE STATUS OF THE TRANSACTIONS AND, ACCORDINGLY, THE PARTIES AGREE THAT THE LANGUAGE THEREOF SHALL BE INTERPRETED IN A MANNER THAT SERVES THIS PURPOSE TO THE GREATEST EXTENT POSSIBLE.

10.19 Compliance by Subsidiaries. The Parties shall cause their respective Subsidiaries to comply with this Agreement.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.

FLEX LTD.

By:
Name:
Title:

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name:
Title:

Annex F

EMPLOYEE MATTERS AGREEMENT

by and among

FLEX LTD.

and

AXIOM SOLUTIONS INTERNATIONAL, INC.

Dated as of [•], 2026

F-1

F-2

F-3

EMPLOYEE MATTERS AGREEMENT

This EMPLOYEE MATTERS AGREEMENT (this “Agreement”), dated as of [•], 2026, is entered into by and among Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H (“Flex” or “RemainCo”) and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”). Each of RemainCo and SpinCo is sometimes referred to herein as a “Party” and together, as the “Parties.”

RECITALS

WHEREAS, RemainCo and SpinCo are parties to that certain Separation and Distribution Agreement, dated as of [•], 2026 (as the same may be amended or restated from time to time, the “Separation Agreement”); and

WHEREAS, the Separation Agreement contemplates that RemainCo and SpinCo will execute this Agreement, and this Agreement is being entered into by the Parties to satisfy the requirements described therein.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby approve and adopt this Agreement and mutually covenant and agree with each other as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 General. Unless otherwise provided herein, the capitalized terms used herein shall have the meanings given to them in the Separation Agreement. As used in this Agreement, the following terms shall have the following meanings:

(1) “Accrued Incentive Amount” shall mean the aggregate amount accrued by RemainCo, if any, in respect of certain SpinCo Employees under the applicable cash incentive compensation and sales commission program of the RemainCo Group or SpinCo Group with respect to such SpinCo Employees and unpaid as of the date on which the employment or services of such SpinCo Employees are transferred to a member of the SpinCo Group.

(2) “Agreement” shall have the meaning set forth in the Preamble.

(3) “Applicable Transfer Date” means the date on which (i) a SpinCo Employee or Other SpinCo Service Provider became or becomes employed or engaged by any member of the SpinCo Group or a Designee, or (ii) a RemainCo Employee or Other RemainCo Service Provider became or becomes employed or engaged by any member of the RemainCo Group or a Designee.

(4) “Automatic Transfer Employee” means each Automatic Transfer RemainCo Employee and each Automatic Transfer SpinCo Employee.

(5) “Automatic Transfer RemainCo Employees” shall mean any RemainCo Employee, including any Delayed Transfer RemainCo Employee, or other employee of the SpinCo Group whose employment has transferred automatically, will transfer automatically or through an employer substitution, by operation of applicable Laws, to a member of the RemainCo Group (or a Designee), including, but not limited to, the Transfer Regulations, as a result of the transactions contemplated by the Separation Agreement. For the avoidance of doubt, Automatic Transfer RemainCo Employees shall not include any such RemainCo Employee who: (i) exercises such right to object to his or her transfer of employment to a member of the RemainCo Group (or a Designee) or (ii) has the right to be an Automatic Transfer RemainCo Employee, but instead transfers employment to a member of the RemainCo Group by an alternative method.

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(6) “Automatic Transfer SpinCo Employees” shall mean any SpinCo Employee, including any Delayed Transfer SpinCo Employee, or other employee of the RemainCo Group whose employment has transferred automatically, will transfer automatically or through an employer substitution, by operation of applicable Laws, to a member of the SpinCo Group (or a Designee), including, but not limited to, the Transfer Regulations, as a result of the transactions contemplated by the Separation Agreement. For the avoidance of doubt, Automatic Transfer SpinCo Employees shall not include any such SpinCo Employee who: (i) exercises such right to object to his or her transfer of employment to a member of the SpinCo Group (or a Designee) or (ii) has the right to be an Automatic Transfer SpinCo Employee, but instead transfers employment to a member of the SpinCo Group by an alternative method.

(7) “Benefit Arrangement” shall mean each Benefit Plan and Benefit Policy.

(8) “Benefit Plan” shall mean, with respect to an entity, each compensation or employee benefit plan, program, policy, agreement or other arrangement, whether or not “employee benefit plans” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), including any benefit plan, program, policy, agreement or arrangement providing cash-or equity-based compensation or incentives, health, medical, dental, vision, disability, accident or life insurance benefits, severance, retention, change in control, termination, deferred compensation, individual employment or consulting, retirement, pension or savings benefits, supplemental income, retiree benefit or other fringe benefit (whether or not taxable), that are sponsored or maintained by such entity (or to which such entity contributes or is required to contribute or in which it participates), and excluding workers’ compensation plans, policies, programs and arrangements.

(9) “Benefit Policy” shall mean, with respect to an entity, each plan, program, arrangement, agreement or commitment that is a vacation pay or other paid or unpaid leave policy or practice sponsored or maintained by such entity (or to which such entity contributes or is required to contribute) or in which it participates.

(10) “COBRA” shall mean the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

(11) “Collective Bargaining Agreement” shall mean all agreements with the collective bargaining representatives, employee representatives, labor or trade unions, labor or management organizations, groups of employees, or works councils or similar representative bodies of any applicable SpinCo Employees or RemainCo Employees, including all national, industry- or sector-specific collective agreements which are applicable to such SpinCo Employees or RemainCo Employees, that set forth terms and conditions of employment of such SpinCo Employees or RemainCo Employees, and all modifications of, or amendments to, such agreements and any rules, procedures, awards or decisions of competent jurisdiction interpreting or applying such agreements.

(12) “Covered RemainCo Person” shall have the meaning set forth in Section 5.11.

(13) “Covered SpinCo Person” shall have the meaning set forth in Section 5.11.

(14) “Delayed Transfer Date” shall mean (i) with respect to a Delayed Transfer RemainCo Employee, the date such employee’s employment transfers to the RemainCo Group (or a Designee) following the Effective Time and (ii) with respect to a Delayed Transfer SpinCo Employee, the date such employee’s employment transfers to the SpinCo Group (or a Designee) following the Effective Time.

(15) “Delayed Transfer Employee” means a Delayed Transfer RemainCo Employee or a Delayed Transfer SpinCo Employee, as applicable.

(16) “Delayed Transfer RemainCo Employee” shall mean any RemainCo Employee whose employment transfers from a member of the SpinCo Group to a member of the RemainCo Group (or a Designee) following the Effective Time as a result of (i) requirements under applicable Law, (ii) participation in a long-term disability plan or similar arrangement, (iii) a delay in setting up RemainCo Business operations in a particular jurisdiction sufficient to employ such employee, (iv) a determination by RemainCo in its reasonable discretion that it is necessary to delay the employment transfer of a RemainCo Employee for immigration purposes or (v) the mutual agreement of the Parties.

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(17) “Delayed Transfer SpinCo Employee” shall mean any SpinCo Employee whose employment transfers from a member of the RemainCo Group (or a Designee) to a member of the SpinCo Group (or a Designee) following the Effective Time as a result of (i) requirements under applicable Law, (ii) participation in a long-term disability plan or similar arrangement, (iii) a delay in setting up SpinCo Business operations in a particular jurisdiction sufficient to employ such employee, (iv) a determination by SpinCo in its reasonable discretion that it is necessary to delay the employment transfer of a SpinCo Employee for immigration purposes or (v) the mutual agreement of the Parties.

(18) “Designee” shall mean a third-party entity (including an employer of record) designated by SpinCo to employ a SpinCo Employee or designated by RemainCo to employ a RemainCo Employee, as applicable.

(19) “Employee Representative” shall mean any works council, employee representative, labor or trade union, labor or management organization, labor board, group of employees or similar representative body for SpinCo Employees or RemainCo Employees or any other individual who is or was employed by the SpinCo Group or the RemainCo Group.

(20) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

(21) “Fiscal Year 2027 Pre-Distribution Earned Amounts” shall have the meaning set forth in Section 5.1.

(22) “Flex” shall have the meaning set forth in the Preamble.

(23) “Former RemainCo Service Provider” shall mean any individual who would have qualified as a RemainCo Employee or Other RemainCo Service Provider, but whose employment or service with a member of the RemainCo Group terminated for any reason, and who is not a Former SpinCo Service Provider.

(24) “Former SpinCo Service Provider” shall mean any individual who would have qualified as a SpinCo Employee or Other SpinCo Service Provider, but whose employment or service with a member of the RemainCo Group terminated for any reason prior to the date on which such individual’s employment or service would otherwise have transferred to the SpinCo Group pursuant to this Agreement.

(25) “Intended Transfer Date” shall mean (i) for Delayed Transfer Employees providing services pursuant to the Transition Services Agreement and/or a Product Manufacturing and Supply Agreement, the date on which such employee’s employment is intended to transfer to the SpinCo Group (or a Designee) or the RemainCo Group (or a Designee) (as the case may be) as mutually agreed by the Parties, (ii) for all other Delayed Transfer Employees who are not covered under prong (i), as soon as such employment transfer is reasonably practicable following the Effective Time, but in no event later than [twelve (12) months following the Effective Time (or such later time as may be agreed upon by the parties) and (iii) for all other SpinCo Employees and RemainCo Employees whose employment is contemplated to transfer in connection with the transactions contemplated by this Agreement and the Separation Agreement and who are not covered under prongs (i) or (ii), the Effective Time.

(26) “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended.

(27) “Local Transfer Agreements” shall mean those certain local business transfer agreements entered into between the relevant members of the RemainCo Group and the SpinCo Group in connection with the transactions contemplated hereby, which effect the employment transfers of RemainCo Employees and SpinCo Employees in the relevant jurisdictions as set forth in this Agreement and as required by applicable local Law.

(28) “Non-Automatic Transfer RemainCo Employees” shall mean any RemainCo Employee who is not (i) an Automatic Transfer RemainCo Employee or (ii) already employed by RemainCo Group.

(29) “Non-Automatic Transfer SpinCo Employees” shall mean any SpinCo Employee who is not (i) an Automatic Transfer SpinCo Employee or (ii) already employed by SpinCo Group.

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(30) “Non-Consenting Employee” shall mean any Automatic Transfer SpinCo Employee or Automatic Transfer RemainCo Employee, or any Non-Automatic Transfer SpinCo Employee or Non-Automatic Transfer RemainCo Employee, in each case, who has a right to object, reject or refuse to transfer employment to a member of the SpinCo Group (or a Designee) or the RemainCo Group (or a Designee) (respectively) and does in fact object, reject or refuse to transfer employment.

(31) “Non-U.S. Plans” shall have the meaning set forth in Section 3.4.

(32) “Other RemainCo Service Provider” shall mean, as of any time from and after the Effective Time, any individual who is providing services to a member of the RemainCo Group as an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker or non-payroll worker or any other individual in any other non-employment or retainer arrangement or other similar relationship and who is not an Other SpinCo Service Provider.

(33) “Other SpinCo Service Provider” shall mean each individual who is engaged by a member of the RemainCo Group or SpinCo Group as an independent contractor, temporary employee, temporary service worker, consultant, freelancer, agency employee, leased employee, on-call worker, incidental worker or non-payroll worker or any other individual in any other non-employment or retainer arrangement or other similar relationship who RemainCo reasonably determines is either (i) exclusively or primarily engaged in the SpinCo Business or (ii) necessary for the ongoing operation of the SpinCo Business during the periods following the Effective Time.

(34) “Party” and “Parties” shall have the meanings set forth in the Preamble.

(35) “Plan Transition Date” shall mean, with respect to a RemainCo Benefit Arrangement and except as otherwise contemplated by this Agreement, the date that is (i) the Effective Time or the earliest reasonably practicable date thereafter, provided, any extension beyond the Effective Time shall require RemainCo’s consent, or (ii) such other date as agreed between the Parties.

(36) “Product Manufacturing and Supply Agreements” shall mean those certain Product Manufacturing and Supply Agreements entered into by and between RemainCo and SpinCo in connection with the transactions contemplated hereby, by which the Parties engage each other to manufacture, package, label and supply certain designated products.

(37) “Qualifying Offer” shall mean an offer of employment made by a member of the SpinCo Group (or a Designee) to a SpinCo Employee or by a member of the RemainCo Group (or a Designee) to a RemainCo Employee that (i) that satisfies the requirements set forth in Section 2.4 and (ii) is on terms and conditions that mitigate any contractual or statutory severance, termination compensation, or other legally mandated termination payment or benefit obligations from becoming payable to such SpinCo Employee or RemainCo Employee (as the case may be) as a result of the transactions contemplated by this Agreement and the Separation Agreement.

(38) “RemainCo” shall have the meaning set forth in the Preamble.

(39) “RemainCo Award” shall mean each RemainCo Restricted Share Unit, RemainCo Performance Share Unit, RemainCo EPS Performance Share Unit and RemainCo rTSR Performance Share Unit.

(40) “RemainCo Benefit Arrangement” shall mean any Benefit Arrangement sponsored, maintained or contributed to by any member of the RemainCo Group.

(41) “RemainCo Board” shall mean the board of directors of RemainCo.

(42) “RemainCo CEO Supplemental Performance Share Unit Award” shall mean that certain one-time award of performance-based restricted share units to Revathi Advaithi with a target value of $25,000,000 that was granted by RemainCo pursuant to the RemainCo Share Plan on June 19, 2025.

(43) “RemainCo Compensation Committee” shall mean the Compensation and People Committee of the RemainCo Board.

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(44) “RemainCo Continuing Employee” means each RemainCo Employee who commences or continues employment with a member of the RemainCo Group (or a Designee) immediately following the Applicable Transfer Date (or, for Delayed Transfer RemainCo Employees, immediately following their Delayed Transfer Date).

(45) “RemainCo Deferred Compensation Plan” shall mean the 2010 Flextronics International USA, Inc. Deferred Compensation Plan, as amended from time to time.

(46) “RemainCo Director” shall mean any individual who is a non-employee member of the RemainCo Board as of the Effective Time.

(47) “RemainCo Employee” shall mean each employee employed by a member of the RemainCo Group (or a Designee) who does not qualify as a SpinCo Employee.

(48) “RemainCo Employee Records” means, in each case, to the extent existing and possessed by a member of the SpinCo Group prior to the Applicable Transfer Date, all personnel files of the RemainCo Employees.

(49) “RemainCo EPS Performance Share Unit” shall mean an award of performance-based restricted share units granted by RemainCo pursuant to the RemainCo Share Plan that vests based on achievement of earnings per share targets specified in the related award agreement.

(50) “RemainCo Equity Award Adjustment Ratio” shall mean the adjustment ratio adopted by the Board or the RemainCo Compensation Committee in its sole and absolute discretion for purposes of making equitable adjustments to the awards that will continue to be held by RemainCo Employees or SpinCo Employees, as applicable, under the RemainCo Share Plan for periods after the Effective Time.

(51) “RemainCo Non-CEO Supplemental Performance Share Unit Award” shall mean that certain one-time award of performance-based restricted share units to Hooi Tan with a target value of $2,300,000 that was granted by RemainCo pursuant to the RemainCo Share Plan on September 25, 2024.

(52) “RemainCo Open Incentive Obligations” shall have the meaning set forth in Section 5.1.

(53) “RemainCo Performance Share Unit” shall mean an award of performance-based restricted share units granted by RemainCo pursuant to the RemainCo Share Plan under the terms of such plan and the related award agreement other than the RemainCo CEO Supplemental Performance Share Unit Award.

(54) “RemainCo Restricted Share Unit” shall mean an award of restricted share units granted by RemainCo pursuant to the RemainCo Share Plan under the terms of such plan and the related award agreement and that vests solely based on the continued employment or service of the recipient.

(55) “RemainCo rTSR Performance Share Unit” shall mean an award of performance-based restricted share units granted by RemainCo pursuant to the RemainCo Share Plan that vests based on achievement of relative total shareholder return targets specified in the related award agreement other than the RemainCo CEO Supplemental Performance Share Unit Award.

(56) “RemainCo Severance Plans” shall mean (i) the Flex Amended and Restated Severance Plan and (ii) the Flex Ltd. Amended and Restated Executive Severance Plan, in each case, as amended from time to time.

(57) “RemainCo Share Plan” shall mean the Flex Ltd. Amended and Restated 2017 Equity Incentive Plan, as amended from time to time.

(58) “RemainCo U.S. Savings Plans” shall mean (i) the Flex 401(k) Plan and (ii) any other defined contribution retirement plan maintained by Flex or any of its Affiliates (other than a member of the SpinCo Group) that is intended to be qualified under Section 401(a) of the Code.

(59) “RemainCo Welfare Plan” shall mean any Welfare Plan maintained by any member of the RemainCo Group.

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(60) “Remaining Post-Distribution Performance Period” shall have the meaning set forth in Section 5.1.

(61) “Separation Agreement” shall have the meaning set forth in the Recitals.

(62) “SpinCo” shall have the meaning set forth in the Preamble.

(63) “SpinCo Award” shall mean an award of restricted share units granted by SpinCo pursuant to the SpinCo Stock Plan under the terms of such plan and the related award agreement, which may vest based on the continued employment or service of the recipient, achievement of specified performance targets or a combination of both.

(64) “SpinCo Benefit Arrangement” shall mean any Benefit Arrangement sponsored, maintained or contributed to exclusively by any member of the SpinCo Group.

(65) “SpinCo Board” shall mean the board of directors of SpinCo.

(66) “SpinCo Cash Incentive Plans” shall have the meaning set forth in Section 5.2.

(67) “SpinCo Compensation Committee” shall mean the Compensation and People Committee of the SpinCo Board.

(68) “SpinCo Continuing Employee” means each SpinCo Employee who commences or continues employment with a member of the SpinCo Group (or a Designee) immediately following the Applicable Transfer Date (or, for Delayed Transfer SpinCo Employees, immediately following their Delayed Transfer Date).

(69) “SpinCo Deferred Compensation Plan” shall have the meaning set forth in Section 3.3(a).

(70) “SpinCo Director” shall mean any individual who is a non-employee member of the SpinCo Board as of the Effective Time.

(71) “SpinCo Employee” shall mean each individual whose name or identification number is set forth on Schedule [A] hereto, as such Schedule [A] may be updated from time to time upon the mutual agreement of the Parties to reflect (i) the redesignation of a SpinCo Employee to a RemainCo Employee, (ii) a request by SpinCo and agreement by RemainCo for RemainCo to hire and temporarily employ an individual on SpinCo’s behalf prior to such individual transferring employment to SpinCo [and (iii) other mutually agreed upon changes].

(72) “SpinCo Employee Records” means, in each case, to the extent existing and possessed by a member of the RemainCo Group prior to the Applicable Transfer Date, all personnel files of the SpinCo Employees.

(73) “SpinCo EPS Performance Stock Unit” shall have the meaning set forth in Section 4.2.

(74) “SpinCo Equity Award Adjustment Ratio” shall mean the adjustment ratio adopted by the RemainCo Board or the RemainCo Compensation Committee in its sole and absolute discretion for purposes of making equitable adjustments to the awards granted under the RemainCo Share Plan to SpinCo Employees that shall be converted into awards under the SpinCo Stock Plan in connection with the Distribution and be held by SpinCo Employees for periods after the Effective Time.

(75) “SpinCo Restricted Stock Unit” shall have the meaning set forth in Section 4.1.

(76) “SpinCo rTSR Performance Stock Unit” shall have the meaning set forth in Section 4.3.

(77) “SpinCo Severance Plans” shall have the meaning set forth in Section 3.5(a)

(78) “SpinCo Stock Plan” shall have the meaning set forth in Section 4.5.

(79) “SpinCo U.S. Savings Plans” shall have the meaning set forth in Section 3.2(a).

(80) “SpinCo Welfare Plans” shall mean any Welfare Plan maintained by any member of the SpinCo Group.

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(81) “Transfer Regulations” shall mean (i) all Laws of any European Union (“EU”) member state implementing the EU Council Directive 2001/23/EC of 12 March 2001 on the approximation of the Laws of the member states relating to the safeguarding of employees’ rights in the event of transfers of undertakings, businesses or parts of undertakings or businesses (the “Acquired Rights Directive”) and legislation, (ii) the UK’s Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended), and regulations of any EU member state implementing such Acquired Rights Directive, (iii) any similar Laws in any jurisdiction providing for an automatic transfer, by operation of Law, of employment in the event of a sale, transfer or continuation of a business or undertaking, or part of a business or undertaking, and (iv) any other automatic transfer, employer substitution or similar laws in jurisdictions with SpinCo Employees or RemainCo Employees.

(82) “Transition Services Agreement” shall mean that certain Transition Services Agreement, dated as of [•], 2027 by and between RemainCo and SpinCo.

(83) “WARN” shall have the meaning set forth in Section 2.10.

(84) “Welfare Plan” shall mean, where applicable, a “welfare plan” (as defined in Section 3(1) of ERISA and in 29 C.F.R. §2510.3-1) or a “cafeteria plan” under Section 125 of the Code, and any benefits offered thereunder, and any other plan offering health benefits (including medical, prescription drug, dental, vision and mental health and substance use disorder), disability benefits, or life, accidental death and disability, pre-tax premium conversion benefits, dependent care assistance programs, employee assistance programs, contribution funding toward a health savings account, flexible spending accounts, tuition reimbursement or adoption assistance programs or cashable credits.

Section 1.2 References; Interpretation. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. Unless the context otherwise requires, the words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, references in this Agreement to Articles, Sections, Annexes, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement. The words “written request” when used in this Agreement shall include email. Reference in this Agreement to any time shall be to New York City, New York time unless otherwise expressly provided herein. Unless the context requires otherwise, references in this Agreement to “Flex” or “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group, references to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by RemainCo or SpinCo shall be deemed to require RemainCo or SpinCo, as the case may be, to cause the applicable members of the RemainCo Group or the SpinCo Group, respectively, to take, or refrain from taking, any such action. In the event of any inconsistency or conflict which may arise in the application or interpretation of any of the definitions set forth in Section 1.1, for the purpose of determining what is and is not included in such definitions, any item explicitly included on a Schedule referred to in any such definition shall take priority over any provision of the text thereof.

ARTICLE II

GENERAL PRINCIPLES

Section 2.1 Nature of Liabilities. All Liabilities assumed or retained by a member of the RemainCo Group under this Agreement shall be RemainCo Liabilities for purposes of the Separation Agreement. All Liabilities assumed or retained by a member of the SpinCo Group under this Agreement shall be SpinCo Liabilities for purposes of the Separation Agreement.

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Section 2.2 Transfers of Employees and Independent Contractors Generally.

(a) General. Subject to the requirements of applicable Law, through and until immediately before the Effective Time, or, with regard to the Delayed Transfer Employees, through and until the Applicable Transfer Date, if applicable, the Parties shall cooperate and use commercially reasonable efforts to (i) cause the employment of any SpinCo Employee (including, for the avoidance of doubt, any Delayed Transfer SpinCo Employee), who is employed by a member of the RemainCo Group (or a Designee), and the contract of services of any Other SpinCo Service Provider who is engaged by a member of the RemainCo Group (or a Designee) to be transferred to a member of the SpinCo Group (or a Designee) no later than the Effective Time in accordance with applicable Law, or as of the Intended Transfer Date, if applicable, including, when appropriate, by a member of the SpinCo Group (or a Designee) timely making a Qualifying Offer to such SpinCo Employee, and (ii) cause the employment of any RemainCo Employee (including, for the avoidance of doubt, any Delayed Transfer RemainCo Employee), who is employed by a member of the SpinCo Group, and the contract of services between any independent contractor, consultant or other individual non-employee service provider who is engaged by a member of the SpinCo Group and who does not qualify as an Other SpinCo Service Provider to be transferred to a member of the RemainCo Group (or a Designee) no later than the Effective Time in accordance with applicable Law, or as of the Intended Transfer Date, if applicable, including, when appropriate, by a member of the RemainCo Group (or a Designee) timely making a Qualifying Offer to such RemainCo Employee.

(b) Automatic Transfer Employees. The RemainCo Group and the SpinCo Group (as applicable) shall cooperate and use commercially reasonable efforts to cause each Automatic Transfer SpinCo Employee to be employed by a member of the SpinCo Group (or a Designee), and each Automatic Transfer RemainCo Employee to be employed by a member of the RemainCo Group (or a Designee), in each case, no later than the Effective Time in accordance with applicable Law, or as of the Intended Transfer Date, if applicable, and the SpinCo Group and the RemainCo Group agree to take all actions reasonably necessary to cause the SpinCo Employees and RemainCo Employees (respectively) to be so employed.

(c) Non-Automatic Transfer Employees. With respect to each Non-Automatic Transfer SpinCo Employee and Non-Automatic Transfer RemainCo Employee where such employee is not already employed and the transfer of employment is by way of (x) termination or resignation and re-hire, (y) tripartite transfer agreement or (z) assignment of the employment contract (as applicable), a member of the SpinCo Group (or a Designee) shall make a Qualifying Offer (or, if applicable, issue an employment transfer notice) to such Non-Automatic Transfer SpinCo Employee and a member of the RemainCo Group (or a Designee) shall make a Qualifying Offer (or, if applicable, issue an employment transfer notice) to such Non-Automatic Transfer RemainCo Employee in accordance with Section 2.4 prior to the Effective Time (or, with respect to a Delayed Transfer Employee, at such later time as may be mutually agreed between the Parties) to become employed by a member of the SpinCo Group (or a Designee) (with respect to SpinCo Employees) or the RemainCo Group (or a Designee) (with respect to RemainCo Employees) effective as of no later than the Effective Time, or as of the Intended Transfer Date, if applicable.

(d) Non-Consenting Employees. If the SpinCo Group or the RemainCo Group (as applicable) terminates the employment of a Non-Consenting Employee within six (6) months following the applicable Intended Transfer Date as a result of such Non-Consenting Employee’s objection, rejection or refusal to transfer employment, then the SpinCo Group and the RemainCo Group shall each bear fifty percent (50%) of any statutory or contractual severance, paid time off, other termination costs or payments or any other Liability incurred by the applicable member of the RemainCo Group or SpinCo Group (as the case may be) in connection with such termination of employment; provided, however, that the SpinCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a Non-Consenting Employee to transfer employment to a member of the SpinCo Group (or a Designee) as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the SpinCo Group, and RemainCo shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a RemainCo Employee to transfer employment to a member of the RemainCo Group

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(or a Designee) as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the RemainCo Group, including, in each case, a failure to make a Qualifying Offer.

(e) Foreign National Employees. SpinCo and RemainCo shall, or shall cause a member of the SpinCo Group (or a Designee) or RemainCo Group (or a Designee) (respectively) to, employ the SpinCo Employees or RemainCo Employees (respectively) who are foreign nationals working in the United States or are working outside of the jurisdiction of his or her citizenship under terms and conditions such that SpinCo or the applicable member of the SpinCo Group (or a Designee), or RemainCo or the applicable member of the RemainCo Group (or a Designee) (respectively), will be considered, to the extent permitted by applicable law, the successor employer or successor-in-interest to the SpinCo Business or RemainCo Business (respectively) for the applicable country’s immigration purposes. The Parties shall cooperate to ensure the proper and prompt transfer of the sponsorship of work permits and immigration visas as applicable. In the event that a foreign national employee who is a SpinCo Employee or a RemainCo Employee has not received his or her work permit or immigration visa to work for a member of the SpinCo Group (or a Designee) or RemainCo Group (or a Designee) (respectively) within [twelve (12) months] after the applicable Intended Transfer Date (or such later time as mutually agreed in writing by the Parties), the RemainCo Group (with respect to SpinCo Employees) and the SpinCo Group (with respect to RemainCo Employees) shall have the right but not the obligation to terminate such foreign national’s employment; and, provided that such termination of employment occurs within eighteen (18) months following the applicable Intended Transfer Date, the SpinCo Group and the RemainCo Group shall each bear fifty percent (50%) of all statutory or contractual severance, paid time off, other termination costs or payments or any other Liability related to such termination of employment; provided, however, that the SpinCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a SpinCo Employee to transfer employment to a member of the SpinCo Group or a Designee as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the SpinCo Group, and the RemainCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a RemainCo Employee to transfer employment to a member of the RemainCo Group or a Designee as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the RemainCo Group.

(f) Disputed Automatic Employment Transfers. With respect to any employee, Other RemainCo Service Provider or Other SpinCo Service Provider who is based in a jurisdiction where the Transfer Regulations might apply and who (x) is not a SpinCo Employee, but whose contract of employment or services contract transfers (or is alleged to have transferred) to a member of the SpinCo Group (or a Designee) or (y) is not a RemainCo Employee, but whose contract of employment or services contract transfers (or is alleged to have transferred) to a member of the RemainCo Group (or a Designee) as a result of the Transfer Regulations, then, subject to applicable Law, the SpinCo Group and the RemainCo Group shall cooperate and use commercially reasonable efforts to effectuate the transfer of employment or services of such employee or service provider (as the case may be) back to the SpinCo Group or RemainCo Group (respectively); provided that any such transfer of employment or services shall be subject to the employee’s or service provider’s consent where required by applicable Law. If the contract of employment or services contract for any such employee or service provider cannot be transferred back to the SpinCo Group or RemainCo Group (respectively) notwithstanding the Parties’ commercially reasonable efforts, or if such employee or service provider objects, rejects, or refuses to consent to such transfer of employment or services, then the applicable member of the SpinCo Group or RemainCo Group shall have the right but not the obligation to terminate the employment or services contract of such employee or service provider (as the case may be); and, provided that such terminations occur within eighteen (18) months following the applicable Intended Transfer Date, the SpinCo Group and the RemainCo Group shall each bear fifty percent (50%) of any statutory or contractual severance, paid time off, other termination costs or payments or any other Liability associated with such terminations; provided, however, that the SpinCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a SpinCo Employee or Other SpinCo Service Provider to transfer employment or services back to a member of the SpinCo Group or a Designee as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the SpinCo Group, and the RemainCo Group shall assume and retain one hundred percent

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(100%) of all Liabilities arising out of, relating to or resulting from the failure of a RemainCo Employee or Other RemainCo Service Provider to transfer employment or services back to a member of the RemainCo Group or a Designee as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the RemainCo Group.

(g) Wrong Pockets Employment Transfers. If, within six (6) months following the applicable Intended Transfer Date (or such later time as mutually agreed in writing by the Parties), either Party reasonably believes that an employee was improperly designated as a SpinCo Employee or a RemainCo Employee (as the case may be), the Parties shall cooperate in good faith to evaluate the classification of the applicable employee as a SpinCo Employee or a RemainCo Employee (as the case may be), and, if mutually determined by the SpinCo Group and the RemainCo Group that such employee was improperly designated as a SpinCo Employee or RemainCo Employee (such determination not to be unreasonably withheld, conditioned or delayed by either Party), then the Parties shall use commercially reasonable efforts to transfer the employment of such employee to the SpinCo Group (or a Designee) or the RemainCo Group (or a Designee) (as the case may be); and, provided that such employment transfers occur within six (6) months following the applicable Intended Transfer Date, the SpinCo Group and the RemainCo Group shall each bear fifty percent (50%) of any statutory or contractual severance, paid time off, other termination costs or payments or any other Liability associated with such employee transfers; provided, however, that the SpinCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the improper designation of an employee directly resulting from a breach of this Agreement or any Ancillary Agreement by any member of the SpinCo Group, and the RemainCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the improper designation of an employee directly resulting from a breach of this Agreement or any Ancillary Agreement by any member of the RemainCo Group.

(h) Transfer Documentation. The RemainCo Group and SpinCo Group agree to execute, and to seek to have the applicable SpinCo Employees and RemainCo Employees execute, such documentation, if any, as may be necessary to reflect the transfer of employment described in this Section 2.2.

Section 2.3 Assumption and Retention of Liabilities Generally.

(a) Except as otherwise expressly set forth in this Agreement, the Transition Services Agreement or a Product Manufacturing and Supply Agreement, in connection with the Internal Reorganization and the Distribution, or, if applicable, from and after the Effective Time, RemainCo shall, or shall cause one or more members of the RemainCo Group to, accept, assume (or, as applicable, retain) and perform, discharge and fulfill (i) all Liabilities under all RemainCo Benefit Arrangements, whenever incurred; (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all RemainCo Employees, Other RemainCo Service Providers, and Former RemainCo Service Providers and their respective dependents and beneficiaries (and any alternate payees in respect thereof), whenever incurred, in each case, to the extent solely arising in connection with or as a result of employment, engagement or service with or the performance of services to or on behalf of any member of the RemainCo Group; and (iii) all other Liabilities or obligations expressly assigned to or assumed by a member of the RemainCo Group under this Agreement.

(b) Except as otherwise expressly set forth in this Agreement, the Transition Services Agreement or a Product Manufacturing and Supply Agreement, in connection with the Internal Reorganization and the Distribution, or, if applicable, from and after the Effective Time, SpinCo shall, or shall cause one or more members of the SpinCo Group to, accept, assume (or, as applicable, retain) and perform, discharge and fulfill (i) all Liabilities under all SpinCo Benefit Arrangements, whenever incurred; (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all SpinCo Employees, Other SpinCo Service Providers, and Former SpinCo Service Providers and their respective dependents and beneficiaries (and any alternate payees in respect thereof), whenever incurred, in each case, to the extent arising, in whole or in part, in connection with or as a result of employment, engagement or service with or the performance of services to or on behalf of any member of the RemainCo Group (or a Designee) or SpinCo Group (or a Designee); and (iii) all other Liabilities or obligations expressly assigned to or assumed by a member of the SpinCo Group under this Agreement.

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(c) Except as otherwise set forth in the Transition Services Agreement or a Product Manufacturing and Supply Agreement, the Parties shall promptly reimburse one another, upon reasonable request of the Party requesting reimbursement and the presentation by such Party of such substantiating documentation as the other Party shall reasonably request, for the cost of any obligations or Liabilities satisfied or assumed by the Party requesting reimbursement or its Affiliates that are, or that have been made pursuant to this Agreement, the responsibility of the other Party or any of its Affiliates.

(d) Notwithstanding that a Delayed Transfer SpinCo Employee or Delayed Transfer RemainCo Employee shall not become employed by a member of the SpinCo Group (or a Designee) or RemainCo Group (or a Designee), respectively, until the Delayed Transfer Date applicable to such employee, (i) except with respect to Delayed Transfer Employees providing services pursuant to the Transition Services Agreement or applicable Product Manufacturing and Supply Agreement and to the extent any such agreement provides for the allocation of Liabilities between the Parties with respect to any such employee prior to their Applicable Transfer Date, SpinCo (with respect to Delayed Transfer SpinCo Employees) and RemainCo (with respect to Delayed Transfer RemainCo Employees) shall be responsible for, and shall timely reimburse the other for, all Liabilities incurred by the other Party with respect to the employment by such Party of each such Delayed Transfer SpinCo Employee and Delayed Transfer RemainCo Employee from the Effective Time to the Delayed Transfer Date applicable to such employee and (ii) the Parties shall use commercially reasonable efforts to effect the provisions of this Agreement with respect to the compensation and benefits of such Delayed Transfer SpinCo Employees and Delayed Transfer RemainCo Employees following the Delayed Transfer Date applicable to such employee, it being understood that it may not be possible to replicate the effect of such provisions under such circumstances. Except with respect to Delayed Transfer Employees providing services pursuant to the Transition Services Agreement or applicable Product Manufacturing and Supply Agreement, during the period from the Effective Time through the applicable Delayed Transfer Date for each Delayed Transfer Employee, (i) each Party shall invoice the other Party within thirty (30) days after the end of each month, or at such other interval as may be mutually agreed by the Parties, at an amount equal to the aggregate cost actually incurred in the preceding month (inclusive of any employment Taxes) with respect to Liabilities incurred by the invoicing Party related to the employment of the applicable Delayed Transfer Employees by such Party, with such invoices including reasonably sufficient detail and supporting documentation to support the charges thereon and (ii) the Party receiving the invoice shall (or shall cause a Designee to) to pay the invoicing Party all undisputed invoiced amounts in full within thirty (30) days after receipt of such invoice by a method mutually agreed upon by the Parties. Neither Party shall terminate the employment of a Delayed Transfer SpinCo Employee or Delayed Transfer RemainCo Employee (as applicable) at or following the Effective Time without the prior written approval of the other Party; provided, however, that the employing Party may terminate such individual’s employment for cause (as determined by the employing Party in its reasonable discretion) without receiving the other Party’s prior written approval so long as the employing Party notifies the other Party in writing prior to taking such action. Each Delayed Transfer Employee shall remain subject to the employment policies and procedures of the employing Party until such Delayed Transfer Employee’s employment transfers subject to the provisions of this Agreement. In the event that a Delayed Transfer SpinCo Employee or Delayed Transfer RemainCo Employee fails to transfer employment to a member of the SpinCo Group (or a Designee) or RemainCo Group (or a Designee), respectively, within twelve (12) months following the applicable Intended Transfer Date (or such later time as mutually agreed in writing by the Parties), notwithstanding the Parties’ best efforts to effectuate such employment transfers, then the RemainCo Group shall have the right but not the obligation to terminate the employment of such Delayed Transfer SpinCo Employee’s employment and the SpinCo Group shall have the right but not the obligation to terminate the employment of such Delayed Transfer RemainCo Employee’s employment; and, provided that such employment terminations occur within eighteen (18) months following the applicable Intended Transfer Date, the RemainCo Group and the SpinCo Group shall each bear fifty percent (50%) of any statutory or contractual severance, paid time off, other termination costs or payments or any other Liability associated with such employment terminations; provided, however, that the SpinCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a Delayed Transfer SpinCo Employee to transfer employment to a member of the SpinCo Group (or a Designee) as a direct result of a breach of this Agreement or any Ancillary Agreement by

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any member of the SpinCo Group, and the RemainCo Group shall assume and retain one hundred percent (100%) of all Liabilities arising out of, relating to or resulting from the failure of a Delayed Transfer RemainCo Employee to transfer employment to a member of the RemainCo Group (or a Designee) as a direct result of a breach of this Agreement or any Ancillary Agreement by any member of the RemainCo Group. Without limiting the foregoing, for the avoidance of doubt, nothing in this Agreement or any Ancillary Agreement shall require either Party to (x) continue to employ any Delayed Transfer SpinCo Employee or Delayed Transfer RemainCo Employee for any particular period of time or (y) maintain the employment of any Non-Consenting Employee, as applicable.

(e) Notwithstanding any provision of this Agreement or the Separation Agreement to the contrary, SpinCo shall, or shall cause one or more members of the SpinCo Group to, accept, assume (or, as applicable, retain) and perform, discharge and fulfill all Liabilities that have been accepted, assumed or retained under this Agreement irrespective of whether accruals for such Liabilities have been transferred to SpinCo or a member of the SpinCo Group or included on a combined balance sheet of the SpinCo Business or whether any such accruals are sufficient to cover such Liabilities.

(f) For the avoidance of doubt, except as expressly provided in this Agreement, the redesignation of a SpinCo Employee to a RemainCo Employee or a RemainCo Employee to a SpinCo Employee following the Effective Time shall not require the Party that is the ultimate employing entity following such redesignation to reimburse the other Party for the salary, benefits and other costs of employing of such employee during the period prior to their redesignation.

Section 2.4 Certain Employment Terms Following the Applicable Transfer Date. Except as otherwise (i) required by a Collective Bargaining Agreement, the Transfer Regulations or applicable Law, (ii) expressly provided for in this Agreement, or (iii) agreed by the Parties, until such time that is twelve (12) months following the Applicable Transfer Date (or if shorter, during the period of employment), SpinCo or RemainCo shall, or shall cause a member of the SpinCo Group (or a Designee) or a member of the RemainCo Group (or a Designee), as applicable, to provide or cause to be provided to each SpinCo Continuing Employee and RemainCo Continuing Employee, as applicable a base salary or hourly wage rate, as applicable, that is at least equal to the base salary or hourly wage rate provided to such SpinCo Continuing Employee or RemainCo Continuing Employee immediately prior to the Applicable Transfer Date. Except as provided in the foregoing or as otherwise agreed by the Parties, the compensation and benefits for each SpinCo Continuing Employee and RemainCo Continuing Employee following the Applicable Transfer Date will be determined by the SpinCo Group and RemainCo Group, as applicable, from time to time in its sole discretion, and the compensation and benefits for each Delayed Transfer RemainCo Employee and Delayed Transfer SpinCo Employee following the Applicable Transfer Date will be determined by the RemainCo Group and SpinCo Group, as applicable, from time to time in its sole discretion. Notwithstanding the foregoing and except as otherwise set forth Article IV, nothing contained in this Agreement shall require SpinCo or RemainCo to make any grants of equity awards following the Effective Time.

Section 2.5 Participation in RemainCo Benefit Arrangements. Except as otherwise contemplated by this Agreement or agreed by the Parties, (i) effective no later than the Plan Transition Date, SpinCo and each member of the SpinCo Group, to the extent applicable, shall cease to be a participating company in the applicable RemainCo Benefit Arrangement, (ii) effective no later than the Applicable Transfer Date, each SpinCo Continuing Employee shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any rights under any RemainCo Benefit Arrangement (except to the extent of previously accrued obligations that remain a Liability of any member of the RemainCo Group pursuant to this Agreement) and (iii) effective no later than the Delayed Transfer Date, each Delayed Transfer RemainCo Employee shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any rights under any SpinCo Benefit Arrangement (except to the extent of previously accrued obligations that remain a Liability of any member of the SpinCo Group pursuant to this Agreement).

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Section 2.6 Service Recognition.

(a) From and after the Applicable Transfer Date, and in addition to any applicable obligations under the Transfer Regulations or other applicable Law, except as otherwise agreed by the Parties, SpinCo shall, and shall cause each member of the SpinCo Group to, give each SpinCo Continuing Employee full credit for purposes of eligibility, vesting (including, without limitation, retirement vesting provisions under any SpinCo equity award converted pursuant to Article IV of this Agreement or granted by SpinCo following the Distribution), and determination of level of benefits under any SpinCo Benefit Arrangement for such SpinCo Continuing Employee’s prior service with any member of the RemainCo Group or SpinCo Group or any predecessor thereto, including, without limitation, with respect to any severance, separation or termination pay or benefits plan, program, agreement or arrangements, to the same extent such service was recognized by the corresponding RemainCo Benefit Arrangement; provided that such service shall not be recognized to the extent it would result in the duplication of benefits.

(b) Except to the extent prohibited by applicable Law, as soon as administratively practicable on or after the Applicable Transfer Date: (i) SpinCo shall waive or cause to be waived all limitations as to pre-existing conditions or waiting periods with respect to participation and coverage requirements applicable to each SpinCo Continuing Employee under the applicable SpinCo Welfare Plan in which SpinCo Continuing Employees participate (or are eligible to participate) to the same extent that such conditions and waiting periods were satisfied or waived under an analogous RemainCo Welfare Plan, and (ii) SpinCo shall provide or cause each SpinCo Continuing Employee to be provided with credit for any co-payments, deductibles or other out-of-pocket amounts paid during the plan year in which the SpinCo Continuing Employees become eligible to participate in the SpinCo Welfare Plan in satisfying any applicable co-payments, deductibles or other out-of-pocket requirements under such plan for such plan year.

Section 2.7 Collective Bargaining Agreements.

(a) Notwithstanding anything in this Agreement to the contrary, RemainCo and SpinCo shall, to the extent required by applicable Law, take or cause to be taken all actions that are necessary (if any) for SpinCo or a member of the SpinCo Group to continue to maintain or to assume and honor any Collective Bargaining Agreements and any pre-existing collective bargaining relationships (in each case including obligations that arise in respect of the period both before and after the date of employment by the SpinCo Group) in respect of any SpinCo Employees and any Employee Representatives.

(b) Nothing in this Agreement is intended to alter the provisions of any Collective Bargaining Agreement or modify in any way the obligations of the RemainCo Group or the SpinCo Group to any Employee Representative or any other Person as described in such agreement.

Section 2.8 Information and Consultation. The Parties shall cooperate and comply with all requirements and obligations to inform, consult or otherwise notify any SpinCo Employees, RemainCo Employees, other affected employees, Employee Representatives, or any Governmental Entity as required under applicable Law, as applicable, in relation to the transactions contemplated by this Agreement and the Separation Agreement, in each case to such extent as is required pursuant to any Collective Bargaining Agreement, the Transfer Regulations or other applicable Law. Each Party shall be solely responsible for, and shall fully indemnify the other Party for, any and all Liabilities arising out of, relating to or resulting from such Party’s own failure to timely fulfill all requirements and obligations to inform, consult or otherwise notify any SpinCo Employees, RemainCo Employees, other affected employees, Employee Representatives, or any Governmental Entity as required under applicable Law in relation to the transactions contemplated by this Agreement and the Separation Agreement.

Section 2.9 Conveyance of Employee Records. On the terms and subject to the conditions set forth in this Agreement, RemainCo shall assign, transfer, convey and deliver, and shall cause any other member of the RemainCo Group (or a Designee) to assign, transfer, convey and deliver, all right, title and interest in and to (i) the SpinCo Employee Records, and (ii) any other employment documentation, in each case, as required to be so assigned, transferred, conveyed or delivered by applicable Law, to SpinCo, a Designee, or any other member

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of the SpinCo Group designated by SpinCo for such transfer; provided, however, that RemainCo shall be permitted to retain copies (or, where required by applicable Law, originals) of the SpinCo Employee Records to the extent RemainCo is required or allowed by applicable Law to retain such information. On the terms and subject to the conditions set forth in this Agreement, SpinCo shall assign, transfer, convey and deliver, and shall cause any other member of the SpinCo Group to assign, transfer, convey and deliver, all right, title and interest in and to (x) the RemainCo Employee Records, and (y) any other employment documentation, in each case, as required to be so assigned, transferred, conveyed or delivered by applicable Law, to RemainCo or any other member of the RemainCo Group designated by RemainCo for such transfer; provided, however, that SpinCo shall be permitted to retain copies (or, where required by applicable Law, originals) of the RemainCo Employee Records to the extent SpinCo is required or allowed by applicable Law to retain such information.

Section 2.10 WARN. Notwithstanding anything set forth in this Agreement to the contrary, none of the transactions contemplated by or undertaken by this Agreement is intended to and shall not constitute or give rise to an “employment loss” or employment separation within the meaning of the federal Worker Adjustment and Retraining Notification (“WARN”) Act, or any other federal, state, or local law or legal requirement addressing mass employment separations.

Section 2.11 Reciprocal Application to Delayed Transfer RemainCo Employees. Notwithstanding anything in this Agreement to the contrary, and unless otherwise agreed by the Parties, each provision of this Agreement that provides for any right, protection, entitlement, continued compensation or benefits, plan or arrangement participation, service credit, equity or incentive award treatment, notice or cooperation obligation or other similar treatment in respect of a Delayed Transfer SpinCo Employee shall apply with equal force and effect in respect of each Delayed Transfer RemainCo Employee, such that each Delayed Transfer RemainCo Employee shall be entitled to the same treatment such employee would have received had such employee been a Delayed Transfer SpinCo Employee and the roles of the Parties been reversed, to the extent applicable.

ARTICLE III

CERTAIN BENEFIT PLAN PROVISIONS

Section 3.1 Health and Welfare Benefit Plans.

(a) Unless otherwise agreed by the Parties, effective no later than the Plan Transition Date, SpinCo shall or shall cause an applicable member of the SpinCo Group (or a Designee) (x) to have in effect one or more SpinCo Welfare Plans providing health and welfare benefits for the benefit of each applicable SpinCo Continuing Employee with terms that are generally similar to those provided to such SpinCo Continuing Employee under the corresponding RemainCo Welfare Plan immediately prior to the date on which such SpinCo Welfare Plans become effective and (y) effective no later than the Plan Transition Date described in subsection (A) above, to fully perform, pay and discharge all claims of SpinCo Continuing Employees. Effective no later than the Applicable Transfer Date, the participation of each SpinCo Continuing Employee who is a participant in the applicable RemainCo Welfare Plan shall automatically cease.

(b) Notwithstanding anything to the contrary in this Section 3.1, SpinCo Continuing Employees will continue to be considered to be “participants” in any RemainCo Welfare Plan that is either a health care flexible spending account program or a dependent-care flexible spending account program for the duration of applicable grace period and/or claims run-out period with respect to such RemainCo Welfare Plan (in either case, solely as provided under the terms of such RemainCo Welfare Plan); provided that, following such time that such SpinCo Continuing Employees cease to be eligible to actively participate in such RemainCo Welfare Plan under applicable Law, such SpinCo Continuing Employees (i) will be considered to be participants solely for purposes of utilizing such grace period and/or claims run-out period; (ii) will not be allowed to make any deferral or contribution elections under such RemainCo Welfare Plan; and (iii) will cease to be participants in such RemainCo Welfare Plan upon the expiration of any grace period and/or claims run-out period.

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Section 3.2 U.S. Savings Plans.

(a) (i) Effective no later than the Plan Transition Date, SpinCo shall or shall cause an applicable member of the SpinCo Group (or a Designee) to have in effect one or more defined contribution savings plans and related trusts that satisfy the requirements of Sections 401(a) and 401(k) of the Code (the “SpinCo U.S. Savings Plans”). The SpinCo U.S. Savings Plans shall include terms that are generally similar to those provided by the applicable corresponding RemainCo U.S. Savings Plans immediately prior to the date on which the corresponding SpinCo U.S. Savings Plans become effective; and (ii) as soon as practicable after the corresponding SpinCo U.S. Savings Plans become effective, RemainCo shall cause the accounts (including any outstanding participant loan balances) in the applicable corresponding RemainCo U.S. Savings Plans attributable to SpinCo Continuing Employees (other than Delayed Transfer SpinCo Employees) and all of the Assets in the RemainCo U.S. Savings Plans related thereto (including plan loans) to be transferred to such SpinCo U.S. Savings Plans.

(b) Unless otherwise agreed by the Parties, on or as soon as reasonably practicable following any Applicable Transfer Date:

(i) each Delayed Transfer SpinCo Employee will be eligible to elect a distribution of such Delayed Transfer SpinCo Employee’s account balance under the applicable RemainCo U.S, Savings Plan, including a voluntary “rollover distribution” of such Delayed Transfer SpinCo Employee’s eligible account balance under such RemainCo U.S. Savings Plan to either the corresponding SpinCo U.S. Savings Plan or an Individual Retirement Account, as determined by each such Delayed Transfer SpinCo Employee. SpinCo agrees to cause the SpinCo U.S. Savings Plans to accept any such rollover, to the extent permitted by Applicable Law; and

(ii) each Delayed Transfer RemainCo Employee will be eligible to elect a distribution of such Delayed Transfer RemainCo Employee’s account balance under the applicable SpinCo U.S. Savings Plan, including a voluntary “rollover distribution” of such Delayed Transfer RemainCo Employee’s eligible account balance under such SpinCo U.S. Savings Plan to either the corresponding RemainCo U.S. Savings Plan or an Individual Retirement Account, as determined by each such Delayed Transfer RemainCo Employee. In the event that a Delayed Transfer RemainCo Employee elects to roll over his or her account RemainCo agrees to cause the RemainCo U.S. Savings Plans to accept any such rollover, to the extent permitted by applicable Law.

In connection with the actions contemplated by this Section 3.2(b), the Parties shall cooperate in good faith to determine the treatment of any portion of a Delayed Transfer SpinCo Employee’s account balance under a RemainCo U.S. Savings Plan or a Delayed Transfer RemainCo Employee’s account balance under a SpinCo U.S. Savings Plan, in each case that is unvested as of immediately prior to the Applicable Transfer Date.

(c) RemainCo shall retain all accounts and all Assets and Liabilities relating to the RemainCo U.S. Savings Plans in respect of each Former SpinCo Service Provider.

Section 3.3 Deferred Compensation Plan Matters.

(a) As soon as practicable following the Effective Time, SpinCo shall use commercially reasonable efforts to cause or to cause an applicable member of the SpinCo Group to have in effect a SpinCo deferred compensation plan established for the benefit of eligible SpinCo Continuing Employees (the “SpinCo Deferred Compensation Plan”), the terms of which shall be substantially similar to those provided under the RemainCo Deferred Compensation Plan immediately prior to the date on which the SpinCo Deferred Compensation Plan becomes effective; provided that the SpinCo Deferred Compensation Plan shall (i) recognize service with the RemainCo Group for purposes of eligibility and vesting under such plan, (ii) honor the time and form of payment elections made by SpinCo Continuing Employees under the RemainCo Deferred Compensation Plan with respect to amounts transferred to the SpinCo Deferred Compensation Plan, and (iii) provide for the continued vesting of

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any Discretionary Awards (as defined in the RemainCo Deferred Compensation Plan) in accordance with the vesting schedule applicable to such awards under the RemainCo Deferred Compensation Plan immediately prior to the Plan Transition Date. Effective no later than the Applicable Transfer Date, (i) the active participation of each SpinCo Continuing Employee who is a participant in the RemainCo Deferred Compensation Plan shall cease with respect to such RemainCo Deferred Compensation Plan, and (ii) each such SpinCo Continuing Employee shall for all applicable periods as of such time and thereafter participate in the SpinCo Deferred Compensation Plan.

(b) As soon as practicable after the Applicable Transfer Date, RemainCo shall cause the accounts (including Deferral Accounts and Award Accounts, as such terms are defined in the RemainCo Deferred Compensation Plan) in the RemainCo Deferred Compensation Plan attributable to any SpinCo Continuing Employee to be transferred to the SpinCo Deferred Compensation Plan, it being understood that such accounts shall be transferred from the rabbi trust established under the RemainCo Deferred Compensation Plan to a rabbi trust that shall be established for the SpinCo Deferred Compensation Plan concurrently with the establishment of the SpinCo Deferred Compensation Plan pursuant to Section 3.3(a). Such transfer shall include all amounts credited to such accounts, including any unvested Discretionary Awards. RemainCo shall retain all accounts and all Assets and Liabilities relating to the RemainCo Deferred Compensation Plan in respect of each Former SpinCo Service Provider.

(c) For the avoidance of doubt, all existing deferrals and deferral elections immediately prior to the Applicable Transfer Date under the RemainCo Deferred Compensation Plan shall remain in effect for the remainder of the annual period in which the Plan Transition Date occurs under the SpinCo Deferred Compensation Plan unless expressly provided otherwise.

(d) In the event that the Applicable Transfer Date occurs during a Plan Year (as defined in the RemainCo Deferred Compensation Plan), SpinCo Continuing Employees shall be permitted to make new Deferral Elections (as defined in the RemainCo Deferred Compensation Plan) under the SpinCo Deferred Compensation Plan for the Plan Year immediately following the Plan Year in which the Applicable Transfer Date occurs, in accordance with the timing requirements of Section 409A of the Code.

(e) The RemainCo Deferred Compensation Plan shall not treat an applicable SpinCo Continuing Employee as having incurred a separation from service for purposes of Section 409A of the Code under the RemainCo Deferred Compensation Plan as a result of the Distribution or such SpinCo Continuing Employee’s transfer of employment from the RemainCo Group to the SpinCo Group, and such separation of service shall only be considered to occur for purposes of the SpinCo Deferred Compensation Plan when the employment or service of such SpinCo Continuing Employee with the SpinCo Group terminates in accordance with the SpinCo Deferred Compensation Plan and applicable Laws, including Section 409A of the Code.

Section 3.4 Non-U.S. Plans. Notwithstanding any provision of this Agreement to the contrary other than as set forth in Section 3.6, SpinCo shall fully perform, pay and discharge all obligations of each RemainCo Benefit Arrangement and SpinCo Benefit Arrangement that is maintained primarily in respect of individuals who are located outside of the United States (together, the “Non-U.S. Plans”) relating to SpinCo Continuing Employees, Other SpinCo Service Providers and Former SpinCo Service Providers, whenever incurred, (ii) RemainCo shall fully perform, pay and discharge all obligations of the Non-U.S. Plans relating to RemainCo Employees, whenever incurred, and (iii) the Parties shall agree on the extent to which any Assets held in respect of such Non-U.S. Plans shall be transferred to, or in respect of, SpinCo.

Section 3.5 Severance.

(a) Unless otherwise agreed by the Parties, SpinCo shall use commercially reasonable efforts to adopt severance plans for the benefit of eligible SpinCo Continuing Employees (the “SpinCo Severance Plans”) as soon as practicable following the Effective Time, with such severance plans containing terms substantially similar to

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those set forth in the RemainCo Severance Plans. Following the effective date of the SpinCo Severance Plans, RemainCo shall be responsible for any and all Liabilities and other obligations with respect to the RemainCo Severance Plans, and SpinCo shall be responsible for any and all Liabilities and other obligations with respect to the SpinCo Severance Plans.

(b) A SpinCo Continuing Employee shall not be deemed to have terminated employment for purposes of determining eligibility for severance benefits in connection with or in anticipation of the consummation of the transactions contemplated by the Separation Agreement. SpinCo shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of any SpinCo Employee’s employment that occurs on or after the Applicable Transfer Date, including as a result of, in connection with or following the consummation of the transactions contemplated by the Separation Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes).

(c) A Delayed Transfer RemainCo Employee shall not be deemed to have terminated employment, and shall not become eligible for severance benefits, solely by reason of the transfer of employment on such employee’s Delayed Transfer Date. RemainCo shall be solely responsible for all Liabilities in respect of all costs arising out of payments and benefits relating to the termination or alleged termination of a Delayed Transfer RemainCo Employee’s employment that occurs on or after such employee’s Delayed Transfer Date, including as a result of, in connection with or following the consummation of the transactions contemplated by the Separation Agreement, including any amounts required to be paid (including any payroll or other taxes), and the costs of providing benefits, under any applicable severance, separation, redundancy, termination or similar plan, program, practice, contract, agreement, law or regulation (such benefits to include any medical or other welfare benefits, outplacement benefits, accrued vacation, and taxes).

Section 3.6 Treatment of Certain Plans. Notwithstanding anything in this Agreement to the contrary, with respect to any RemainCo Benefit Arrangement or SpinCo Benefit Arrangement set forth on Schedule 3.6 hereto, which covers SpinCo Employees and Former SpinCo Service Providers, (i) effective no later than the Effective Time, SpinCo shall become solely liable to fully perform, pay and discharge all obligations of such arrangements, whenever incurred solely with respect to the SpinCo Employees, and (ii) RemainCo shall transfer to SpinCo all Assets held with respect to such arrangements as soon as practicable after the date on which SpinCo becomes so liable and to the extent no Assets, or an insufficient amount of Assets, are so held to cover such obligations as of the Effective Time under any such RemainCo Benefit Arrangement or SpinCo Benefit Arrangement, RemainCo shall pay or otherwise transfer to SpinCo or an applicable SpinCo Affiliate as soon as practicable after [the date on which SpinCo becomes so liable/the Applicable Transfer Date] a cash amount equal to such obligations (as well as an additional amount equal to the employer portion of any Taxes required to be paid with respect to such amount), determined as of the Effective Time, with respect to the SpinCo Employees.

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ARTICLE IV

EQUITY INCENTIVE AWARDS

Section 4.1 Treatment of RemainCo Restricted Share Units.

(a) Each RemainCo Restricted Share Unit that is outstanding immediately prior to the Effective Time and that is held by a SpinCo Employee (other than a Delayed Transfer SpinCo Employee) or SpinCo Director, whether vested or unvested, shall, with respect to such SpinCo Employee or SpinCo Director, be subject to the same terms and conditions (including the same time-based vesting schedule and conditions) as were applicable to the corresponding RemainCo Restricted Share Unit award immediately prior to the Effective Time, except that:

(i) such RemainCo Restricted Share Unit award shall automatically be assumed by SpinCo at the Effective Time and converted into a stock unit award in respect of SpinCo Common Stock under the SpinCo Stock Plan in connection with the Distribution (each, a “SpinCo Restricted Stock Unit”);

(ii) such converted SpinCo Restricted Stock Unit award shall relate to a number of shares of SpinCo Common Stock (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (x) the number of RemainCo Ordinary Shares subject to such RemainCo Restricted Share Unit award immediately prior to the Effective Time and (y) the SpinCo Equity Award Adjustment Ratio; and

(iii) any references to RemainCo in the applicable plan and award agreement shall be deemed to refer to SpinCo, unless clearly dictated otherwise by context.

(b) Each RemainCo Restricted Share Unit that is outstanding immediately prior to the Effective Time and that is held by a Delayed Transfer SpinCo Employee, RemainCo Employee or RemainCo Director, whether vested or unvested, shall remain outstanding with respect to such Delayed Transfer SpinCo Employee, RemainCo Employee or RemainCo Director, and be subject to the same terms and conditions (including the same time-based vesting schedule and conditions) as were applicable to the corresponding RemainCo Restricted Share Unit award immediately prior to the Effective Time, except that such RemainCo Restricted Share Unit award shall relate to a number of RemainCo Ordinary Shares (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (i) the number of RemainCo Ordinary Shares that were subject to such award immediately prior to the Distribution and (ii) the RemainCo Equity Award Adjustment Ratio.

Section 4.2 Treatment of RemainCo EPS Performance Share Units.

(a) Each RemainCo EPS Performance Share Unit that is outstanding immediately prior to the Effective Time and that is held by a SpinCo Employee (other than a Delayed Transfer SpinCo Employee), whether vested or unvested, shall, with respect to such SpinCo Employee, be subject to the same terms and conditions (including the same time-based vesting schedule and conditions) as were applicable to the corresponding RemainCo EPS Performance Share Unit award immediately prior to the Effective Time, except that:

(i) such RemainCo EPS Performance Share Unit award shall automatically be assumed by SpinCo at the Effective Time and converted into a stock unit award in respect of SpinCo Common Stock under the SpinCo Stock Plan in connection with the Distribution (each, a “SpinCo EPS Performance Stock Unit”);

(ii) such converted SpinCo EPS Performance Stock Unit award shall relate to a number of shares of SpinCo Common Stock (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (x) the number of RemainCo Ordinary Shares that are eligible to vest under such RemainCo EPS Performance Share Unit award immediately prior to the Effective Time, and (y) the SpinCo Equity Award Adjustment Ratio;

(iii) performance determinations shall be made for each EPS Measurement Period (as such term is defined in the applicable award agreement) with respect to such converted SpinCo EPS Performance Stock

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Unit award, such that (A) for each EPS Measurement Period that is completed as of immediately prior to the Effective Time, actual performance shall be banked based on actual results for such period, (B) for any other EPS Measurement Period that is at least seventy-five percent (75%) complete as of immediately prior to the Effective Time, the period-to-date actual performance shall be locked in and assumed to apply for the entirety of such period, based on performance measures that are then in effect, and (C) for any remaining EPS Measurement Period that has not begun or is less than seventy-five percent (75%) complete as of immediately prior to the Effective Time, the applicable performance measures shall be adjusted pursuant to Section 4.2(a)(iv) below; provided that the final payout in respect of such converted SpinCo EPS Performance Stock Unit award shall be equal to the average of all three EPS Measurement Periods;

(iv) the SpinCo Board (or the compensation committee or other applicable committee thereof) shall adjust the performance measures applicable to any EPS Measurement Period that has not begun, or is less than seventy-five percent (75%) complete as of immediately prior to the Effective Time, in its sole discretion; and

(v) any references to RemainCo in the applicable plan and award agreement shall be deemed to refer to SpinCo, unless clearly dictated otherwise by context.

(b) Each RemainCo EPS Performance Share Unit that is outstanding immediately prior to the Effective Time and that is held by a Delayed Transfer SpinCo Employee or RemainCo Employee, whether vested or unvested, shall remain outstanding with respect to such Delayed Transfer SpinCo Employee or RemainCo Employee, and be subject to the same terms and conditions (including the same time-based and performance-based vesting schedule and conditions) as were applicable to the corresponding RemainCo EPS Performance Share Unit award immediately prior to the Effective Time, except that:

(i) such RemainCo EPS Performance Share Unit award shall relate to a number of target RemainCo Ordinary Shares (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (i) the number of target RemainCo Ordinary Shares that were subject to such award immediately prior to the Effective Time and (ii) the RemainCo Equity Award Adjustment Ratio;

(ii) performance determinations shall be made by the RemainCo Board (or the RemainCo Compensation Committee or other applicable committee thereof) for each EPS Measurement Period (as such term is defined in the applicable award agreement) with respect to such RemainCo EPS Performance Share Unit award, such that (A) for each EPS Measurement Period that is completed as of immediately prior to the Effective Time, actual performance shall be banked based on actual results for such period, (B) for any other EPS Measurement Period that is at least seventy-five percent (75%) complete as of immediately prior to the Effective Time, the period-to-date actual performance shall be locked in and assumed to apply for the entirety of such period, based on performance measures that are then in effect, and (C) for any remaining EPS Measurement Period that has not begun or is less than seventy-five percent (75%) complete as of immediately prior to the Effective Time, the applicable performance measures shall be adjusted pursuant to Section 4.2(b)(iii) below; provided that the final payout in respect of such RemainCo EPS Performance Share Unit award shall be equal to the average of all three EPS Measurement Periods; and

(iii) the RemainCo Board (or the RemainCo Compensation Committee or other applicable committee thereof) shall adjust the performance measures applicable to any EPS Measurement Period that has not begun, or is less than seventy-five percent (75%) complete as of immediately prior to the Effective Time, in its sole discretion.

Section 4.3 Treatment of RemainCo rTSR Performance Share Units.

(a) Each RemainCo rTSR Performance Share Unit that is outstanding immediately prior to the Effective Time and that is held by a SpinCo Employee (other than a Delayed Transfer SpinCo Employee), whether vested or unvested, shall, with respect to such SpinCo Employee, be subject to the same terms and

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conditions (including the same time-based vesting schedule and conditions) as were applicable to the corresponding RemainCo rTSR Performance Share Unit award immediately prior to the Effective Time, except that:

(i) such RemainCo rTSR Performance Share Unit award shall automatically be assumed by SpinCo at the Effective Time and converted into a stock unit award in respect of SpinCo Common Stock under the SpinCo Stock Plan in connection with the Distribution (each, a “SpinCo rTSR Performance Stock Unit”);

(ii) performance determinations shall be made by the RemainCo Board (or the RemainCo Compensation Committee or other applicable committee thereof) for each rTSR Measurement Period (as such term is defined in the applicable award agreement) with respect to such converted SpinCo rTSR Performance Stock Unit award, such that (A) for each rTSR Measurement Period that is completed as of immediately prior to the Effective Time, actual performance shall be banked based on actual results for such period, and (B) for any remaining rTSR Measurement Period that has not begun or is not complete as of immediately prior to the Effective Time, actual performance determined as of immediately prior to the Effective Time and assumed to apply for the remainder of the period, provided that the applicable number of shares subject to such converted SpinCo rTSR Performance Stock Unit award (taking into account the above performance determinations) shall remain subject to time-based vesting conditions for the remainder of the original three (3)-year performance period, but no further performance-based vesting conditions shall remain applicable thereto

(iii) such converted SpinCo rTSR Performance Stock Unit award shall relate to a number of shares of SpinCo Common Stock (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (x) the number of RemainCo Ordinary Shares that are eligible to vest under such RemainCo Performance Share Unit award immediately prior to the Effective Time (based on the performance determinations described in Section 4.3(a)(ii)), and (y) the SpinCo Equity Award Adjustment Ratio; and

(iv) any references to RemainCo in the applicable plan and award agreement shall be deemed to refer to SpinCo, unless clearly dictated otherwise by context.

(b) Each RemainCo rTSR Performance Share Unit that is outstanding immediately prior to the Effective Time and that is held by a Delayed Transfer SpinCo Employee or RemainCo Employee, whether vested or unvested, shall remain outstanding with respect to such Delayed Transfer SpinCo Employee or RemainCo Employee, and be subject to the same terms and conditions (including the same time-based vesting schedule and conditions) as were applicable to the corresponding RemainCo rTSR Performance Share Unit award immediately prior to the Effective Time, except that:

(i) such RemainCo rTSR Performance Share Unit award shall relate to a number of target RemainCo Ordinary Shares (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (i) the number of target RemainCo Ordinary Shares that were subject to such award immediately prior to the Effective Time and (ii) the RemainCo Equity Award Adjustment Ratio; and

(ii) the RemainCo Board (or the RemainCo Compensation Committee or other applicable committee thereof) shall adjust the performance measures applicable to any rTSR Measurement Period that is incomplete as of immediately prior to the Effective Time, in its sole discretion.

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Section 4.4 Non-CEO Supplemental Equity Award. The RemainCo Non-CEO Supplemental Performance Share Unit Award, to the extent outstanding immediately prior to the Effective Time, whether vested or unvested, shall be subject to the same terms and conditions (including the same time-based vesting schedule and conditions) as were applicable to the RemainCo Non-CEO Supplemental Equity Award prior to the Effective Time, except that:

(i) such RemainCo Non-CEO Performance Share Unit Award shall automatically be assumed by SpinCo at the Effective Time and converted into a stock unit award in respect of SpinCo Common Stock under the SpinCo Stock Plan in connection with the Distribution (the “Converted RemainCo Non-CEO Performance Share Unit Award”);

(ii) performance determinations shall be made by the RemainCo Board (or the RemainCo Compensation Committee or other applicable committee thereof) for each EPS Measurement Period (as such term is defined in the applicable award agreement) with respect to the RemainCo Non-CEO Performance Share Unit Award, such that (A) for each EPS Measurement Period that is completed as of immediately prior to the Effective Time, actual performance shall be banked based on actual results for such period, (B) for any other EPS Measurement Period that is at least seventy-five percent (75%) complete as of immediately prior to the Effective Time, the period-to-date actual performance shall be locked in and assumed to apply for the entirety of such period, based on performance measures that are then in effect, and (C) for any remaining EPS Measurement Period that has not begun or is less than seventy-five percent (75%) complete as of immediately prior to the Effective Time, the applicable number of shares of SpinCo Common Stock subject to such Converted RemainCo Performance Share Unit award (taking into account the above performance determinations) shall remain subject to time-based vesting conditions, but no further performance-based vesting conditions shall remain applicable thereto; and

(iii) such Converted RemainCo Non-CEO Performance Share Unit Award shall relate to a number of shares of SpinCo Common Stock (with each discrete grant rounded up to the nearest whole share, subject to Section 4.8(a)) equal to the product of (x) the number of RemainCo Ordinary Shares that are eligible to vest under such RemainCo Performance Share Unit award immediately prior to the Distribution (based on the performance determinations described in Section 4.4(a)(ii)), and (y) the SpinCo Equity Award Adjustment Ratio.

Section 4.5 CEO Supplemental Equity Award . The RemainCo CEO Supplemental Performance Share Unit Award shall be subject to the terms set forth in Schedule 4.5 hereto.

Section 4.6 SpinCo Equity Incentive Plan. Effective as of the Effective Time, SpinCo shall have established the SpinCo Inc. 2027 Equity Incentive Plan (the “SpinCo Stock Plan”), which shall permit the grant and issuance of equity incentive awards denominated in shares of SpinCo Common Stock as described in this Article IV, which equity incentive awards it is contemplated by the Parties will include retirement vesting provisions substantially similar to those provided under the RemainCo Share Plan and award agreements in effect prior to the Distribution and which equity incentive awards will take into account a SpinCo Employee’s service dates with the RemainCo Group for purpose of eligibility under such retirement vesting provisions, except to the extent specifically excluded under the terms of any such equity incentive award.

Section 4.7 Treatment of Equity Awards Held by Delayed Transfer SpinCo Employees . Notwithstanding anything to the contrary in this Article IV, any RemainCo Awards held by any Delayed Transfer SpinCo Employees shall be adjusted as of the Effective Time in the manner set forth in this Article IV. Upon the Applicable Transfer Date, each outstanding RemainCo Award held by the applicable Delayed Transfer SpinCo Employee will be treated in accordance with the terms of the applicable award agreements evidencing such Delayed Transfer SpinCo Employee’s RemainCo Awards or any employment, separation or retirement agreements or arrangements by and between such Delayed Transfer SpinCo Employee and the applicable member of the RemainCo Group. As of the Applicable Transfer Date, SpinCo shall use commercially reasonable efforts to grant to such Delayed Transfer SpinCo Employee SpinCo Awards with similar terms and conditions to, and in such amounts that are substantially comparable to the value of, any RemainCo Award or portion thereof that is forfeited upon such Applicable Transfer Date.

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Section 4.8 General Terms.

(a) All of the adjustments described in this Article IV shall be effected in accordance with Sections 424 and 409A of the Code, in each case to the extent applicable. Notwithstanding the foregoing, if the treatment set forth in this Article IV would cause adverse Tax or regulatory consequences to any SpinCo Employee located outside of the United States, the Parties shall use commercially reasonable efforts to cause the treatment to be conformed in a manner that does not give rise to such adverse Tax or regulatory consequences, to the extent practicable.

(b) The Parties shall use commercially reasonable efforts to maintain effective registration statements with the Securities Exchange Commission with respect to the awards described in this Article IV, to the extent any such registration statement is required by applicable Law.

(c) The Parties hereby acknowledge that the provisions of this Article IV are intended to achieve certain Tax, legal and accounting objectives and, in the event such objectives are not achieved, the Parties agree to negotiate in good faith regarding such other actions that may be necessary or appropriate to achieve such objectives.

(d) Notwithstanding any provision herein to the contrary and for the avoidance of doubt, for periods on and after the Effective Time, a pro rata chargeback or reimbursement shall apply with respect to any RemainCo Restricted Share Unit or RemainCo Performance Share Unit that is converted in accordance with the foregoing with respect to a SpinCo Employee, with such pro rata amount relating to the period during which such RemainCo Restricted Share Unit or RemainCo Performance Share Unit was denominated in RemainCo Ordinary Shares relative to the total term of such award.

ARTICLE V

ADDITIONAL MATTERS

Section 5.1 RemainCo Cash Incentive Programs. Subject to applicable Law, for any RemainCo cash incentive or sales commission payable under a RemainCo Benefit Arrangement with respect to any applicable SpinCo Employee in respect of the fiscal year during which the Effective Time occurs (the “RemainCo Open Incentive Obligations”):

(a)

the RemainCo Compensation Committee will determine in its sole discretion an amount based on the actual level of performance achieved of applicable performance measures (or actual commissions earned, as applicable) in respect of such portion of the RemainCo fiscal year that occurs through the most recently completed fiscal quarter prior to the Effective Time (such amounts, the “Fiscal Year 2027 Pre-Distribution Earned Amounts”);

(b)

following the Effective Time, for the remaining quarter of the RemainCo fiscal year 2027/first quarter of the SpinCo fiscal year 2027 (the “Remaining Post-Distribution Performance Period”), SpinCo will retain for the (i) SpinCo Employees, (ii) Delayed Transfer SpinCo Employees whose Applicable Transfer Date will occur prior to March 31, 2027 and (iii) Delayed Transfer RemainCo Employees whose Applicable Transfer Date will occur on or after March 31, 2027 ((i)-(iii) collectively, the “SpinCo Payout Recipients”) the performance measures applicable to the RemainCo Open Incentive Obligations in effect prior to the Effective Time, but exclusive of any portion of applicable performance measures attributable to the SpinCo Business, and the SpinCo Compensation Committee will determine in its sole discretion, (x) whether to implement additional or alternative, or make any adjustments to, performance criteria following the Effective Time for the Remaining Post-Distribution Performance Period, and if so, the extent to which such performance criteria have been met for the Remaining Post-Distribution Performance Period, and

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(y) the payment level for each SpinCo SpinCo Payout Recipient for the Remaining Post-Distribution Performance Period; provided that, notwithstanding the foregoing, if the SpinCo Payout Recipient remains employed with the SpinCo Group or a Designee, as applicable, through the end of the Remaining Post-Distribution Performance Period, the amount paid in respect of any earned RemainCo Open Incentive Obligations shall be no less than such SpinCo Employee’s Fiscal Year 2027 Pre-Distribution Earned Amount;

(c)

the RemainCo Compensation Committee shall determine in its sole discretion for (i) RemainCo Employees, (ii) Delayed Transfer RemainCo Employees whose Applicable Transfer Date will occur prior to March 31, 2027 and (iii) Delayed Transfer SpinCo Employees whose Applicable Transfer Date will occur on or after March 31, 2027 ((i)-(iii) collectively, the “RemainCo Payout Recipients”), with respect to the Remaining Post-Distribution Performance Period, (x) whether to implement additional or alternative, or make any adjustments to, performance criteria following the Effective Time, and if so, the extent to which such performance criteria have been met for the Remaining Post-Distribution Performance Period, and (y) the payment level for each RemainCo Payout Recipient for the Remaining Post-Distribution Performance Period; provided that, notwithstanding the foregoing, if the RemainCo Payout Recipient remains employed with the RemainCo Group or a Designee, as applicable, through the end of the Remaining Post-Distribution Performance Period, the amount paid in respect of any earned RemainCo Open Incentive Obligations shall be no less than such RemainCo Payout Recipient’s Fiscal Year 2027 Pre-Distribution Earned Amount;

(d)

to the extent earned in accordance with this Section 5.1, the RemainCo Open Incentive Obligations shall be paid to the eligible RemainCo Payout Recipients and SpinCo Payout Recipients no later than at the time or times RemainCo otherwise would have paid such RemainCo Open Incentive Obligations in the ordinary course of business, subject to the terms and conditions of the applicable RemainCo Benefit Arrangement (including, to the extent required, the employees’ continued employment with the RemainCo Group or a Designee, or SpinCo Group or a Designee, as applicable, through the applicable payment date). The RemainCo Group shall be solely responsible for funding, paying, and discharging all obligations relating to any RemainCo Open Incentive Obligations that any RemainCo Payout Recipient is eligible to receive under any RemainCo Benefit Arrangement, and no member of the SpinCo Group shall have any obligations with respect thereto; and

(e)

unless otherwise agreed by the Parties, the SpinCo Group shall be solely responsible for funding, paying, and discharging all obligations relating to any RemainCo Open Incentive Obligations that any SpinCo Payout Recipient is eligible to receive under any RemainCo Benefit Arrangement at the time or times RemainCo otherwise would have paid such RemainCo Open Incentive Obligations in the ordinary course of business, and no member of the RemainCo Group shall have any obligations with respect thereto.

Section 5.2 SpinCo Cash Incentive Programs. Effective as of the Effective Time, SpinCo (or the appropriate member of the SpinCo Group or a Designee) shall have adopted a cash incentive plan and such other plans (the “SpinCo Cash Incentive Plans”), which shall permit the grant of cash incentives to SpinCo Employees following the Effective Time with terms substantially comparable to the terms of the applicable RemainCo Benefit Arrangements as in effect immediately prior to the Effective Time or as otherwise determined by SpinCo (or the appropriate member of the SpinCo Group or a Designee). The SpinCo Cash Incentive Plans shall be prorated for SpinCo’s partial fiscal year beginning April 1, 2027, and SpinCo’s first full annual incentive plan year shall run from January 1, 2028 through December 31, 2028. Further, at any time following the Effective Time, SpinCo (or the appropriate member of the SpinCo Group) shall determine, in compliance with applicable Law and any applicable Collective Bargaining Agreement, those SpinCo Cash Incentive Plans in which the SpinCo Employees will be eligible to participate and appropriate performance measures to be used.

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Section 5.3 Time-Off Benefits(a) . Unless otherwise required in a Collective Bargaining Agreement, the Transfer Regulations or applicable Law, the SpinCo Group shall (i) credit each SpinCo Continuing Employee with the amount of accrued but unused vacation time, paid time-off and other time-off benefits as such SpinCo Continuing Employee had with the RemainCo Group as of immediately before the Applicable Transfer Date, (ii) permit each such SpinCo Continuing Employee to use such accrued but unused vacation time, paid time off and other time off benefits in the same manner and upon the same terms and conditions as the SpinCo Continuing Employee would have been permitted under the terms and conditions of the applicable RemainCo Group policies in effect for the year in which such transfer of employment occurs, up to and including full exhaustion of such transferred unused vacation time, paid time off and other time-off benefits (if such full exhaustion would be permitted under the applicable RemainCo Group policies in effect for that year in which the transfer of employment occurs) and (iii) assume all Liabilities with respect to such amounts. Unless otherwise required in a Collective Bargaining Agreement, the Transfer Regulations or applicable Law, to the extent any RemainCo Employee has accrued but unused vacation time, paid time-off and other time-off benefits as of immediately before the Applicable Transfer Date, the RemainCo Group shall credit each such RemainCo Employee with such amounts, permit each such RemainCo Employee to use such amounts, and assume all Liabilities with respect to such amounts in the same manner and subject to the same requirements as set forth in the immediately preceding sentence with respect to SpinCo Employees.

Section 5.4 Workers’ Compensation Liabilities. Effective no later than the Effective Time (the date on which such effectiveness occurs, once applicable, being the Plan Transition Date for purposes of this Section 5.4), SpinCo shall assume all Liabilities for SpinCo Employees and, if applicable, Other SpinCo Service Providers related to any and all workers’ compensation injuries, incidents, conditions, claims or coverage, whenever incurred (including claims incurred prior to, but not reported as of, such time), and the applicable member of the SpinCo Group shall be fully responsible for the administration, management and payment of all such claims and satisfaction of all such Liabilities. Notwithstanding the foregoing, if no member of the SpinCo Group is able to assume any such Liability or the administration, management or payment of any such claim solely because of the operation of applicable Law, RemainCo shall retain such Liabilities and SpinCo shall reimburse and otherwise fully indemnify RemainCo for all such Liabilities, including the costs of administering the plans, programs or arrangements under which any such Liabilities have accrued or otherwise arisen.

Section 5.5 COBRA Compliance in the United States. Effective as of the Plan Transition Date, unless otherwise agreed by the Parties, SpinCo shall assume and be responsible for administering compliance with the health care continuation requirements of COBRA, in accordance with the provisions of the SpinCo Welfare Plans, with respect to SpinCo Employees or Former SpinCo Service Providers who incurred a COBRA qualifying event under a RemainCo Welfare Plan at any time beginning at the Effective Time and continuing through the Plan Transition Date. SpinCo, or such applicable member of the SpinCo Group, shall also be responsible for administrative compliance with the health care continuation requirements of COBRA, and the corresponding provisions of the SpinCo Welfare Plans with respect to SpinCo Employees and their covered dependents who incur a COBRA qualifying event or loss of coverage under the SpinCo Welfare Plans at any time after the Plan Transition Date.

Section 5.6 Code Section 409A. Notwithstanding anything in this Agreement to the contrary, the Parties shall negotiate in good faith regarding the need for any treatment different from that otherwise provided herein with respect to the payment of compensation to ensure that the treatment of such compensation does not cause the imposition of a Tax under Section 409A of the Code. In no event, however, shall any Party be liable to another in respect of any Taxes imposed under, or any other costs or Liabilities relating to, Section 409A of the Code.

Section 5.7 Payroll Taxes and Reporting. The Parties shall, to the extent practicable, (i) treat SpinCo or a member of the SpinCo Group as a “successor employer” and RemainCo or the appropriate member of the RemainCo Group as a “predecessor,” within the meaning of Sections 3121(a)(1) and 3306(b)(1) of the Code, with respect to SpinCo Employees for purposes of Taxes imposed under the United States Federal

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Unemployment Tax Act or the United States Federal Insurance Contributions Act, and (ii) cooperate with each other to avoid, to the extent possible, the filing of more than one IRS Form W-2 with respect to each SpinCo Employee for the calendar year in which the Effective Time occurs.

Section 5.8 Regulatory Filings. Subject to applicable Law and the Tax Matters Agreement, RemainCo shall retain responsibility for all employee-related regulatory filings for reporting periods ending at or prior to the Effective Time, except for Equal Employment Opportunity Commission EEO-1 reports and affirmative action program (AAP) reports and responses to Office of Federal Contract Compliance Programs (OFCCP) submissions required after the Applicable Transfer Date, for which RemainCo shall provide complete and accurate data and information (to the extent permitted by applicable Laws) to SpinCo or the applicable member of the SpinCo Group, which shall be responsible for making such filings in respect of the SpinCo Employees.

Section 5.9 Disability.

(a) To the extent any SpinCo Employee is, as of the Plan Transition Date, receiving payments as part of any short-term disability program that is part of a RemainCo Welfare Plan, the Parties shall, to the extent practicable, cause such SpinCo Employee’s rights to continued short-term disability benefits to end under any RemainCo Welfare Plan as of the Plan Transition Date described in Section 3.1 above, such that all remaining rights shall be recognized under a SpinCo Welfare Plan as of the Plan Transition Date, and the remainder (if any) of such SpinCo Employee’s short-term disability benefits will be paid pursuant to such SpinCo Welfare Plan. In the event that any SpinCo Employee described in the preceding sentence shall have any dispute with the short-term disability benefits they are receiving under a SpinCo Welfare Plan, any and all appeal rights of such employees shall be realized through such SpinCo Welfare Plan (and any appeal rights such SpinCo Employee may have under any RemainCo Welfare Plan shall be limited to benefits received and time periods occurring prior to the Plan Transition Date).

(b) For any Former SpinCo Service Provider who is, as of the Effective Time, receiving payments as part of any long-term disability program that is part of a RemainCo Welfare Plan, and is receiving payments from such plan immediately prior to the Effective Time, to the extent such Former SpinCo Service Provider may have any “return to work” rights under the terms of such RemainCo Welfare Plan, such Former SpinCo Service Provider’s eligibility for re-employment shall be with SpinCo or a member of the SpinCo Group, subject to availability of a suitable position (with such availability to be determined in the sole discretion by SpinCo or the applicable member of the SpinCo Group); provided that, except as otherwise required by applicable Law, no Former SpinCo Service Provider described in this subsection will be eligible for re-employment as described in this subsection after the first anniversary of the Effective Time.

Section 5.10 Certain Requirements. Notwithstanding anything in this Agreement to the contrary, if the Transfer Regulations, the terms of a Collective Bargaining Agreement or applicable Law require that any assets or Liabilities be retained by the RemainCo Group or transferred to or assumed by the SpinCo Group in a manner that is different from that set forth in this Agreement, such retention, transfer or assumption shall be made in accordance with the terms of such Collective Bargaining Agreement or applicable Law and shall not be made as otherwise set forth in this Agreement.

Section 5.11 Non-Solicitation.

(a) During the period commencing as of the Effective Time and concluding on the twelve (12)-month anniversary thereof, subject to applicable Law, RemainCo agrees that neither it nor any member of the RemainCo Group shall, without the SpinCo Group’s prior written consent, directly or indirectly, solicit for employment or engagement (whether as a director, officer, employee, consultant or temporary employee) any person who is at such time, or who at any time during the six (6)-month period prior to such time had been, employed by or providing services to a member of the SpinCo Group (whether as a director, officer, employee, consultant or temporary employee) (“Covered SpinCo Person”), except that this Section 5.11(a) shall not

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preclude any member of the RemainCo Group or any other person from entering into discussions with or soliciting any Covered SpinCo Person (i) who responds to any public advertisement or general solicitation; provided that such advertisement or solicitation is not targeted towards Covered SpinCo Persons, or (ii) at any time after the date of such Covered SpinCo Person’s termination of employment or services by a member of the SpinCo Group without cause.

(b) During the period commencing as of the Effective Time and concluding on the twelve (12)-month anniversary thereof, subject to applicable Law, SpinCo agrees that neither it nor any member of the SpinCo Group shall, without the RemainCo Group’s prior written consent, directly or indirectly, solicit for employment or engagement (whether as a director, officer, employee, consultant or temporary employee) any person who is at such time, or who at any time during the six (6)-month period prior to such time had been, employed by or providing services to a member of the RemainCo Group (whether as a director, officer, employee, consultant or temporary employee) (“Covered RemainCo Person”), except that this Section 5.11(b) shall not preclude any member of the SpinCo Group or any other person from entering into discussions with or soliciting any Covered RemainCo Person (i) who responds to any public advertisement or general solicitation; provided that such advertisement or solicitation is not targeted towards Covered RemainCo Persons, or (ii) at any time after the date of such Covered RemainCo Person’s termination of employment or services by a member of the RemainCo Group without cause.

(c) In respect of SpinCo Employees or RemainCo Employees, in each case, who are employed at (or assigned to) the SpinCo or RemainCo worksites set forth on Schedule 5.11(c), a Party hiring such an employee of the other Party will be presumed to have breached this Section 5.11 unless (i) the hiring Party can demonstrate, to the reasonable satisfaction of the non-hiring Party, that such hiring Party is not in breach of this Section 5.11, or (ii) the non-hiring Party consents to the solicitation [in advance] in writing.

(d) Each Party hereto acknowledges and agrees that (i) injury to the employing Party from any breach by another Party of the obligations set forth in this Section 5.11 would be irreparable and impossible to measure, and (ii) the remedies at Law for any breach or threatened breach of this Section 5.11, including monetary damages, would therefore be inadequate compensation for any loss, and the employing Party shall have the right to specific performance and injunctive or other equitable relief in accordance with this Section 5.11, in addition to any and all other rights and remedies at Law or in equity, and all such rights and remedies shall be cumulative. Each Party understands and acknowledges that the restrictive covenants and other agreements contained in this Section 5.11 are an essential part of this Agreement and the transactions contemplated hereby. It is the intent of the Parties that the provisions of this Section 5.11 shall be enforced to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought. If any particular provision or portion of this Section 5.11 shall be adjudicated to be invalid or unenforceable, such provision or portion thereof shall be deemed amended to the minimum extent necessary to render such provision or portion valid and enforceable, such amendment to apply only with respect to the operation of such provision or portion thereof in the particular jurisdiction in which such adjudication is made or otherwise applies.

Section 5.12 Effect of Transactions.

(a) The Parties hereto agree that none of the transactions contemplated by the Separation Agreement or any of the Ancillary Agreements, including this Agreement, shall constitute a “change of control,” “change in control” or similar term, as applicable, within the meaning of any RemainCo Benefit Arrangement or SpinCo Benefit Arrangement.

(b) To the extent permitted by applicable Law, it is intended that the RemainCo Employees and SpinCo Employees shall not experience a termination of employment or service solely as a result of the transactions contemplated by the Separation Agreement or any of the Ancillary Agreements, including any employment transfers contemplated by this Agreement. RemainCo shall cause each RemainCo Benefit Arrangement to be interpreted and administered consistent with such intent and shall have taken all actions necessary or appropriate

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prior to the Separation Time to clarify that RemainCo Employees and SpinCo Employees shall not be entitled to any payments or benefits under any RemainCo Benefit Arrangement as a result of such transactions or transfers, as applicable.

ARTICLE VI

GENERAL AND ADMINISTRATIVE

Section 6.1 Employer Rights. Nothing in this Agreement shall be deemed to be an amendment to any RemainCo Benefit Arrangement or SpinCo Benefit Arrangement or to prohibit any member of the RemainCo Group or SpinCo Group, as the case may be, from amending, modifying or terminating any RemainCo Benefit Arrangement or SpinCo Benefit Arrangement at any time within its sole discretion or in accordance with the terms thereof, as the case may be.

Section 6.2 Effect on Employment. Nothing in this Agreement is intended to or shall confer upon any employee or former employee of the RemainCo Group, the SpinCo Group or any of their respective Affiliates any right to continued employment, or any recall or similar rights to any such individual on layoff or any type of approved leave.

Section 6.3 Consent of Third Parties. If any provision of this Agreement is dependent on the Consent of any third party and such Consent is withheld, the Parties shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the fullest extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to Consent, the Parties hereto shall negotiate in good faith to implement the provision (as applicable) in a mutually satisfactory manner.

Section 6.4 Confidentiality and Proprietary Information and other Restrictive Covenants. No provision of this Agreement shall be deemed to release any individual from any violation of any agreement or policy pertaining to confidential or proprietary information or intellectual property of any member of the RemainCo Group or any member of the SpinCo Group, respectively, or otherwise relieve any individual of his or her obligations or covenants, including any non-solicitation covenants, under any such agreements or policies. To the extent permitted by law, including the Transfer Regulations, the RemainCo Group shall retain any contractual rights relating to (including the right to enforce) the restrictive covenants in any Contract by and between any member of the RemainCo Group and any SpinCo Employee that restrict any such employee from (a) competing with or soliciting employees, customers, vendors or other third-party business relationships of any member of the RemainCo Group or (b) disclosing or using confidential information of or relating to the business of any member of the RemainCo Group; provided, however, that if the consent of any such employee is required to retain such contractual rights, then subject to such consent. SpinCo shall not, and shall cause the SpinCo Group not to, knowingly take any action to prohibit or limit the RemainCo Group’s rights under any such Contract described in this Section 6.4.

Section 6.5 Matters Related to Certain Actions. Any Action that is pending as of the Effective Time will be governed by the terms set forth in Section 6.9 of the Separation Agreement. In the event of any actual or threatened Action brought by or on behalf of any SpinCo Employee or RemainCo Employee following the Effective Time (x) alleging a violation of any applicable Law governing employment based on acts or omissions that occurred prior to and after the date on which the employment of the applicable SpinCo Employee or RemainCo Employee is transferred to a member of the SpinCo Group (or a Designee) or a member of the RemainCo Group (or a Designee) (as applicable) or (y) that otherwise names each Party (or their respective Affiliates) as actual or putative defendants, each Party agrees to promptly notify the other Party and to cooperate fully (in a manner that will preserve the attorney-client privilege, common interest, joint defense or other privilege with respect thereto) so as to minimize the Liabilities (including defense costs) associated with the investigation, defense, prosecution and/or appeal of any such legal or administrative action described herein;

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provided that the Parties respective obligations regarding cooperation with respect to such Actions will be governed by Section 6.6 (Cooperation in Defense of Settlement) of the Separation Agreement. Notwithstanding anything to the contrary in this Agreement or the Separation Agreement, in respect of Liabilities arising out of or relating to any actual or threatened Actions that are: (i) reasonably connected to the transactions contemplated by the Separation Agreement and asserted by or on behalf of a SpinCo Employee or RemainCo Employee whose employment does not transfer in connection with the transactions contemplated by the Separation Agreement but who claims that their employment should have so transferred, (ii) asserted by or on behalf of a SpinCo Employee or a RemainCo Employee relating to such employee’s designation as a SpinCo Employee or a RemainCo Employee (as the case may be), or (iii) asserted by or on behalf of an Automatic Transfer SpinCo Employee or an Automatic Transfer RemainCo Employee, relating to such employee’s transfer of employment to the RemainCo Group (or a Designee) or the SpinCo Group (or a Designee) (as the case may be) pursuant to the Transfer Regulations, in each case, the SpinCo Group and the RemainCo Group shall each bear fifty percent (50%) of the Liabilities related to such Actions; provided, further, that any such Action is brought within six (6) months after the Effective Time (or, with respect to any Delayed Transfer RemainCo Employee or Delayed Transfer SpinCo Employee, within six (6) months after such employee’s Delayed Transfer Date). Liabilities for any such Action brought more than six (6) months following the Effective Time shall be retained in full by whichever of the RemainCo Group or the SpinCo Group was the legal employer of the applicable employee following the Applicable Transfer Date (or Delayed Transfer Date, if applicable). Notwithstanding anything herein to the contrary, the SpinCo Group shall assume and retain one hundred percent (100%) of all Liabilities directly arising out of, relating to or resulting from a breach of this Agreement or any Ancillary Agreement by any member of the SpinCo Group, and the RemainCo Group shall assume and retain one hundred percent (100%) of all Liabilities directly arising out of, relating to or resulting from a breach of this Agreement or any Ancillary Agreement by any member of the RemainCo Group. In the event of any such actual or threatened Action, if applicable, the determination of whether an employee was properly designated as a SpinCo Employee or RemainCo Employee shall be mutually determined by the Parties based on an objective standard of reasonableness. For the avoidance of doubt, in the event of any conflict between this Section 6.5 and Article VI (Indemnification) of the Separation Agreement, the provisions of Article VI shall control.

Section 6.6 Separation Management Office. The SMOs shall meet in accordance with the terms set forth in Section 8.1(b) of the SDA, including the timeframes set forth therein, to discuss (in addition to such matters as are designated to the SMOs in the SDA) any joint or shared employment-related Actions in compliance with the terms set forth herein (including, without limitation, the cooperation provisions set forth in Section 6.5 and the Sharing of Information provisions set forth in Section 6.7), management of the worksites set forth on Schedule 5.11(c), the offboarding or migration plans covering Delayed Transfer Employees, and any intercompany hiring requests occurring in connection with the transactions contemplated by the Separation Agreement. Each Party shall ensure that their respective SMOs include one (1) or more individuals who possess the requisite skills, knowledge, experience and authority to discuss, coordinate and make arrangements in good faith with respect to such employment-related matters. A Party’s failure to participate in any particular meeting shall not, in and of itself, be deemed a material breach of this Agreement.

Section 6.7 Sharing of Information. To the extent permitted by applicable Law and Section 7.7 of the Separation Agreement, and subject to the Parties’ entry into a joint defense and/or common interest agreement, RemainCo and SpinCo shall provide to each other and their respective agents and vendors all Information (other than communications, documents and other materials that would not be protected under the common interest, joint defense, or other similar Privilege, as reasonably determined by legal counsel for the Party objecting to the sharing of any such Information) as the other may reasonably request to enable the requesting Party to defend or prosecute pending or threatened Actions, administer efficiently and accurately each of its Benefit Arrangements (including in connection with audits or other proceedings maintained by any Governmental Entity), to timely and accurately comply with and report under Section 14 of the Securities Exchange Act of 1934, as amended, and the Code, to determine the scope of, as well as fulfill, its obligations under this Agreement, and otherwise to comply with provisions of applicable Law. The Parties shall comply with all applicable Data Protection Laws and requirements when collecting, processing, sharing and/or transferring information relating to an individual or

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which on its own or with other information may identify or be used to identify an individual. Such Information shall, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event shall the Party providing such Information be obligated to incur any out-of-pocket expenses not reimbursed by the Party making such request or make such Information available outside of its normal business hours and premises. Any Information shared or exchanged pursuant to this Agreement shall be subject to the confidentiality requirements set forth in Section 7.7 of the Separation Agreement; provided that, notwithstanding anything in such Section 7.7 and without otherwise limiting the provisions of such Section 7.7, each of the Parties shall comply with any requirement of applicable Law in regard to the confidentiality of the Information (whether relating to employee records or otherwise) that is shared with another Party in accordance with this Section 6.7. The Parties also hereby agree to enter into any business associate agreements that may be required for the sharing of any Information pursuant to this Agreement to comply with the requirements of HIPAA. The Parties shall use their best efforts to secure any required consents from employees, former employees and their respective dependents to the extent required by Law or otherwise to permit the Parties to share Information as contemplated in this Section 6.7. Nothing in this Section 6.7 shall be construed to govern any matters of Privilege, which such matters shall be governed by Section 7.7 of the Separation Agreement.

Section 6.8 Access to Employees. On and after the Effective Time, RemainCo and SpinCo shall, or shall cause each of their respective Affiliates to, make available to each other those of their employees who may reasonably be needed in order to defend or prosecute any Action (other than an Action between RemainCo and SpinCo) to which any employee or director of the RemainCo Group or the SpinCo Group or any RemainCo Benefit Arrangement or SpinCo Benefit Arrangement is a party and which relates to their respective employment or their respective RemainCo Benefit Arrangement or SpinCo Benefit Arrangement. The Party to whom an employee is made available in accordance with this Section 6.8 shall pay or reimburse the other Party for all reasonable expenses which may be incurred by such employee in connection therewith, including all reasonable travel, lodging, and meal expenses, but excluding any amount for such employee’s time spent in connection herewith.

Section 6.9 Beneficiary Designation/Release of Information/Right to Reimbursement. To the extent permitted by applicable Law and except as otherwise contemplated by this Agreement, all beneficiary designations, authorizations for the release of Information and rights to reimbursement made by or relating to SpinCo Employees under RemainCo Benefit Arrangements shall be transferred to and be in full force and effect under the corresponding SpinCo Benefit Arrangements until such beneficiary designations, authorizations or rights are replaced or revoked by, or no longer apply, to the relevant SpinCo Employee.

Section 6.10 No Third-Party Beneficiaries. This Agreement is solely for the benefit of the Parties and, except to the extent otherwise expressly provided herein, nothing in this Agreement, express or implied, is intended to confer any rights, benefits, remedies, obligations or Liabilities under this Agreement upon any Person, including any SpinCo Employee or other current or former employee, officer, director or contractor of the RemainCo Group or SpinCo Group, other than the Parties and their respective successors and assigns.

Section 6.11 No Acceleration of Benefits. Except as otherwise contemplated by this Agreement, no provision of this Agreement shall be construed to create any right, or accelerate vesting or entitlement, to any compensation or benefit whatsoever on the part of any SpinCo Employee or other former, current or future employee of the RemainCo Group or SpinCo Group under any Benefit Arrangement of the RemainCo Group or SpinCo Group.

Section 6.12 Employee Benefits Administration. At all times following the date hereof, the Parties will cooperate in good faith as necessary to facilitate the administration of employee benefits and the resolution of related employee benefit claims with respect to SpinCo Employees, Other SpinCo Service Providers, Former SpinCo Service Providers and employees and other service providers of RemainCo, as applicable, including with respect to the provision of employee level information necessary for the other Party to manage, administer, finance and file required reports with respect to such administration.

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ARTICLE VII

MISCELLANEOUS

Section 7.1 Entire Agreement. This Agreement and the Separation Agreement, including the Exhibits and Schedules thereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. To the extent that there are any inconsistencies or conflicts between the Local Transfer Agreements or any other Ancillary Agreement and this Agreement, this Agreement shall prevail in all respects. For the avoidance of doubt, the Local Transfer Agreements shall not affect the allocation of employment-related Assets or Liabilities between the SpinCo Group and the RemainCo Group, which shall be determined solely in accordance with this Agreement and the Separation Agreement, as applicable.

Section 7.2 Counterparts. This Agreement may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 7.3 Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the Parties contained in this Agreement shall survive the Effective Time and remain in full force and effect in accordance with their applicable terms.

Section 7.4 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in English, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 7.4):

To RemainCo:

Flex Ltd.

[12515-8 Research Blvd, Suite 300

Austin, Texas 78759]

Attention:   [•], [•]

Email: [•]

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:     Amr Razzak, Esq.

Email:       amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

[•]

Attention:     [•], [•]

Email:       [•]

With a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:     Amr Razzak, Esq.

Email:       amr.razzak@skadden.com

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Section 7.5 Waivers. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and its Group).

Section 7.6 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any Party hereto without the prior written consent of the other Parties, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, this Agreement shall be assignable to (i) an Affiliate of such Party; or (ii) a bona fide third party in connection with a merger, reorganization, consolidation or the sale of all or substantially all the assets of a Party hereto so long as the resulting, surviving or transferee entity assumes all the obligations of the relevant Party hereto by operation of law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party to this Agreement; provided, however, that in the case of each of the preceding clauses (i) and (ii), no assignment permitted by this Section 7.6 shall release the assigning Party from liability for the full performance of its obligations under this Agreement.

Section 7.7 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted assigns.

Section 7.8 Termination and Amendment. This Agreement may not be terminated, modified or amended except by an agreement in writing signed by RemainCo and SpinCo, provided, for the avoidance of doubt, that Schedule [A] may be amended as set forth within this Agreement.

Section 7.9 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Time, to the extent such Subsidiary remains a Subsidiary of the applicable Party.

Section 7.10 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 7.11 Governing Law; Submission to Jurisdiction.

(a) This Agreement, and all rights and remedies in connection herewith, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether under the laws of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction. If any provision of this Agreement or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected thereby, and such provision will be enforced to the greatest extent permitted by law.

(b) THE PARTIES HERETO VOLUNTARILY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY U.S. DISTRICT COURT OR DELAWARE STATE CHANCERY COURT LOCATED, IN EACH CASE, IN WILMINGTON, DELAWARE, OVER ANY DISPUTE BETWEEN OR AMONG THE PARTIES HERETO ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY AGREES THAT ALL SUCH CLAIMS IN RESPECT OF SUCH DISPUTE SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH DISPUTE ARISING OUT OF THIS AGREEMENT BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH PARTY HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR

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IN ANY OTHER MANNER PROVIDED BY LAW. A COPY OF ANY SERVICE OF PROCESS SERVED UPON THE PARTIES SHALL BE MAILED BY REGISTERED MAIL TO THE RESPECTIVE PARTY EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY A PARTY REFUSES TO ACCEPT SERVICE, EACH PARTY AGREES THAT SERVICE UPON THE APPROPRIATE PARTY BY REGISTERED MAIL SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, CONSTITUTE SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY DISPUTE OR OTHER PROCEEDING RELATED THERETO BROUGHT IN CONNECTION WITH THIS AGREEMENT.

Section 7.12 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.13 Interpretation. The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.

Section 7.14 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

Section 7.15 No Waiver. No failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder or under the other Ancillary Agreements shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.16 No Admission of Liability. The allocation of Assets and Liabilities herein (including on the Schedules hereto) is solely for the purpose of allocating such Assets and Liabilities between the RemainCo Group and the SpinCo Group and is not intended as an admission of liability or responsibility for any alleged Liabilities vis-à -vis any third party.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

FLEX LTD.

By:
Name:
Title:

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name:
Title:

Schedule A

SpinCo Employees

Schedule 3.6

Treatment of Certain Plans

Schedule 4.5

CEO Supplemental Equity Award

Schedule 5.11(c)

Worksites

Annex G

INTELLECTUAL PROPERTY MATTERS AGREEMENT

BY AND BETWEEN

FLEX LTD.

AND

AXIOM SOLUTIONS INTERNATIONAL, INC.

DATED AS OF [•]

Section 8.16	No Duplication; No Double Recovery	G-17
Section 8.17	Bankruptcy	G-17

EXHIBITS

Exhibit A	Excluded IP
Exhibit B	RemainCo Licensed Copyrights
Exhibit C	RemainCo Licensed Know-How
Exhibit D	RemainCo Licensed Patents
Exhibit E	RemainCo Licensed Software
Exhibit F	Restricted Entities
Exhibit G	SpinCo Licensed Copyrights
Exhibit H	SpinCo Licensed Know-How
Exhibit I	SpinCo Licensed Patents
Exhibit J	SpinCo Licensed Software

INTELLECTUAL PROPERTY MATTERS AGREEMENT

This INTELLECTUAL PROPERTY MATTERS AGREEMENT (this “Agreement”), dated as of [•] (the “Effective Date”), is entered into by and between Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H (“RemainCo”) and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”) (each of RemainCo and SpinCo, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, RemainCo and SpinCo, or certain of their respective Affiliates, have entered into that certain Separation and Distribution Agreement, dated as of [•], 2026 (together with all exhibits and schedules thereto, the “Separation Agreement”);

WHEREAS, the Separation Agreement contemplates that RemainCo and SpinCo will execute this Agreement, and this Agreement is being entered into by the Parties to satisfy the requirements described therein; and

WHEREAS, as of and following the consummation of the transactions contemplated by the Separation Agreement, each Party and its Affiliates will have rights to certain Intellectual Property and Software related to the other Party’s business; and

WHEREAS, in connection with the Separation Agreement, RemainCo wishes to grant to SpinCo, and SpinCo wishes to grant to RemainCo, a license and other rights to certain of such Intellectual Property and Software, in each case, as and to the extent set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Separation Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Acquired Entity” has the meaning set forth in Section 8.7(b).

(b) “Acquirer” has the meaning set forth in Section 8.7(b).

(c) “Action” means any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative) by or before any court or grand jury, any Governmental Entity or any arbitration or mediation tribunal or authority.

(d) “Affiliate” means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the other Party or member of such other Party’s

Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s shareholders prior to, or in the case of SpinCo’s stockholders, after the Effective Date.

(e) “Agreement” has the meaning set forth in the Preamble to this Agreement.

(f) “Change of Control” means, with respect to a Party, directly or indirectly: (i) an acquisition, reorganization, merger, consolidation, or ownership of such Party (or any Affiliate of such Party that directly or indirectly controls such Party) by or with any Restricted Entity, or any other transaction or series of transactions, pursuant to which any Restricted Entity, together with Affiliates of such Restricted Entity, directly or indirectly acquires or possesses beneficial ownership of more than fifty percent (50%) of the combined voting power or voting securities of such Party (or any Affiliate of such Party that directly or indirectly controls such Party) or the surviving entity from such transaction or series of related transactions; (ii) the sale, lease, conveyance, transfer to or possession by a Restricted Entity of more than fifty percent (50%) of such Party’s business or assets in one transaction or a series of transactions; (iii) any transaction pursuant to which any Restricted Entity obtains the power to directly or indirectly control the composition of more than fifty percent (50%) of the board of directors or other similar governing body of a Party (or any Affiliate of such Party that directly or indirectly controls such Party); or (iv) any other transaction in which a Restricted Entity otherwise becomes or has become the beneficial owner of more than fifty percent (50%) of the outstanding voting securities of such Party (or any Affiliate of such Party that directly or indirectly controls such Party). For the purposes of this definition, “control,” when used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise.

(g) “Confidential Information” has the meaning set forth in Section 6.1.

(h) “Control” means, with respect to any Intellectual Property or Software, (i) such Intellectual Property or Software is owned by the applicable Person, and (ii) such Person has the ability to grant a license or other rights in, to or under such Intellectual Property or Software on the terms and conditions set forth herein (other than pursuant to a license or other rights granted pursuant to this Agreement) without violating any applicable Law or any Contract entered into as of or prior to the Effective Date between such Person or any of its Affiliates, on the one hand, and any Third Party, on the other hand, without needing to make payments to a Third Party.

(i) “Copyrights” means copyrightable works, copyrights (including in product label or packaging artwork or templates), moral rights, mask work rights, database rights and design rights, in each case, whether or not registered, and registrations and applications for registration thereof.

(j) “Cover” means, with respect to any Patent, in the absence of a license granted under an unexpired claim that has not been adjudicated to be invalid or unenforceable by a final, binding decision of a court or other Governmental Entity of competent jurisdiction that is unappealable or unappealed within the time permitted for appeal of such Patent (or if such Patent is a patent application, a claim in such patent application if such patent application were to issue as a patent), the practice of the applicable invention or technology, or performance of the applicable process, would infringe such claim. For clarity, and by way of example, an issued Patent Covers a product if, in the absence of a license granted under such a claim of such Patent, making, using, selling, offering for sale, importing or exporting such product infringes such claim.

(k) “Disclosing Party” has the meaning set forth in Section 6.2.

(l) “Divestiture” has the meaning set forth in Section 8.7(a).

(m) “Divestiture Acquirer” means the Person or Persons that acquire or are successors to a Separated Business of Licensee.

(n) “Effective Date” has the meaning set forth in the Preamble to this Agreement.

(o) “Excluded IP” means (i) Trademarks, (ii) IT Assets (excluding rights in Software), (iii) any Intellectual Property or rights in Software licensed or otherwise provided under the other Ancillary Agreements (excluding the Separation Agreement), except and to the extent that such Intellectual Property were used or held for use in the conduct of the SpinCo Business (with respect to SpinCo as Licensee) or the RemainCo Business (with respect to RemainCo as Licensee) as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months for purposes or uses other than the purposes or uses for which such Intellectual Property is licensed or provided under such other Ancillary Agreements (and does not otherwise constitute Excluded IP hereunder) and (iv) the Intellectual Property set forth on Exhibit A.

(p) “Intellectual Property” means any and all rights (created or arising in any jurisdiction anywhere in the world, whether registered or not, and whether statutory, common law, or otherwise) to the extent arising from or related to intellectual property, including (i) Patents, (ii) Trademarks, (iii) Copyrights, (iv) rights in Know-How, (v) rights in Software and data, (vi) all other intellectual property or proprietary rights and (vii) all registrations and applications for registration of any of the foregoing clauses (i) through (vi).

(q) “IT Assets” means all Software, computer systems, telecommunications equipment, data and databases, internet protocol addresses, and documentation, reference, resource and training materials to the extent relating thereto, other than, in each case, Intellectual Property contained therein.

(r) “Know-How” means all confidential or proprietary information, including trade secrets, know-how and technical data, including any that comprise financial, business, scientific, technical, economic or engineering information and instructions, including any confidential or proprietary raw materials, material lists, raw material specifications, manufacturing or production files or specifications, plans, drawings, blueprints, design tools, quality assurance and control procedures, simulation capability, research data, manuals, compilations, reports, including technical reports and research reports, analyses, formulas, formulations, designs, prototypes, methods, techniques, processes, rights in research, development, manufacturing, financial, marketing and business data, pricing and cost information, customer and supplier lists and information, procedures, inventions and invention disclosure documents, in each case, other than published Patents.

(s) “Licensed IP” means (i) with respect to the licenses granted to RemainCo hereunder, the SpinCo Licensed IP and the SpinCo Licensed Software, and (ii) with respect to the licenses granted to SpinCo hereunder, the RemainCo Licensed IP and the RemainCo Licensed Software.

(t) “Licensee” means (i) SpinCo, with respect to the RemainCo Licensed IP and the RemainCo Licensed Software, and (ii) RemainCo, with respect to the SpinCo Licensed IP and the SpinCo Licensed Software.

(u) “Licensor” means (i) SpinCo, with respect to the SpinCo Licensed IP and the SpinCo Licensed Software, and (ii) RemainCo, with respect to the RemainCo Licensed IP and the RemainCo Licensed Software.

(v) “Party” has the meaning set forth in the Preamble to this Agreement.

(w) “Patents” means patents, patent applications (including patents issued thereon) and statutory invention registrations, patents of importation, patents of improvement, certificates of addition, design patents and utility models, including provisionals, reissues, divisionals, continuations, continuations-in-part, extensions, renewals and reexaminations thereof.

(x) “Receiving Party” has the meaning set forth in Section 6.2.

(y) “RemainCo” has the meaning set forth in the Preamble to this Agreement.

(z) “RemainCo Field” means, subject to Exhibit J, the conduct of the RemainCo Business as conducted as of the Effective Date and natural evolutions thereof.

(aa) “RemainCo Licensed Copyrights” means any and all Copyrights, to the extent Controlled by RemainCo or its Affiliates as of the Effective Date, that were used or held for use in the conduct of the SpinCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Copyrights set forth on Exhibit B; provided that the RemainCo Licensed Copyrights exclude any and all (i) Know-How, (ii) Software and (iii) Excluded IP.

(bb) “RemainCo Licensed IP” means the RemainCo Licensed Patents, RemainCo Licensed Know-How and RemainCo Licensed Copyrights.

(cc) “RemainCo Licensed Know-How” means any and all Know-How, to the extent Controlled by RemainCo or its Affiliates as of the Effective Date, that was used or held for use in the conduct of the SpinCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Know-How set forth on Exhibit C; provided that the RemainCo Licensed Know-How excludes any and all (i) Copyrights, (ii) Software and (iii) Excluded IP.

(dd) “RemainCo Licensed Patents” means any and all: (i) Patents, to the extent Controlled by RemainCo or its Affiliates as of the Effective Date, that were used or held for use in the conduct of the SpinCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Patents set forth on Exhibit D; and (ii) to the extent Controlled by RemainCo or its Affiliates as of or following the Effective Date, continuations, divisionals, renewals, provisionals, continuations-in-part, patents of addition, restorations, substitutions, extensions, supplementary protection certificates, reissues and reexaminations of, and all other Patents that claim priority to, from or form the basis for priority with any Patents described in the foregoing clause (i), and foreign equivalents thereof, in each case, solely to the extent the claims of such items described in this clause (ii) are supported by any Patents described in the foregoing clause (i); provided that the RemainCo Licensed Patents exclude any and all Excluded IP.

(ee) “RemainCo Licensed Software” means any and all Software, to the extent Controlled by RemainCo or its Affiliates as of the Effective Date, that was used or held for use in the conduct of the SpinCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Software set forth on Exhibit E; provided that the RemainCo Licensed Software excludes any and all Excluded IP.

(ff) “Restricted Entity” means (i) with respect to RemainCo, any Person expressly identified on Exhibit F as a “RemainCo Restricted Entity,” and (ii) with respect to SpinCo, any Person expressly identified on Exhibit F as a “SpinCo Restricted Entity.”

(gg) “Separated Business” has the meaning set forth in Section 8.7(a).

(hh) “Separation Agreement” has the meaning set forth in the Recitals to this Agreement.

(ii) “Software” means all computer programs (whether in source code, object code, or other form), software implementations of algorithms, and related documentation, including flowcharts and other logic and design diagrams, technical, functional and other specifications, and user and training materials to the extent related to any of the foregoing.

(jj) “SpinCo” has the meaning set forth in the Preamble to this Agreement.

(kk) “SpinCo Field” means, subject to Exhibit E, the conduct of the SpinCo Business as conducted as of the Effective Date and natural evolutions thereof.

(ll) “SpinCo Licensed Copyrights” means any and all Copyrights, to the extent Controlled by SpinCo or its Affiliates as of the Effective Date, that were used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Copyrights set forth on Exhibit G; provided that the SpinCo Licensed Copyrights exclude any and all (i) Know-How, (ii) Software and (iii) Excluded IP.

(mm) “SpinCo Licensed IP” means the SpinCo Licensed Patents, SpinCo Licensed Know-How and SpinCo Licensed Copyrights.

(nn) “SpinCo Licensed Know-How” means any and all Know-How, to the extent Controlled by SpinCo or its Affiliates as of the Effective Date, that was used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Know-How set forth on Exhibit H; provided that the SpinCo Licensed Know-How excludes any and all (i) Copyrights, (ii) Software and (iii) Excluded IP.

(oo) “SpinCo Licensed Patents” means any and all: (i) Patents, to the extent Controlled by SpinCo or its Affiliates as of the Effective Date, that were used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Patents set forth on Exhibit I; and (ii) to the extent Controlled by SpinCo or its Affiliates as of or following the Effective Date, continuations, divisionals, renewals, provisionals, continuations-in-part, patents of addition, restorations, substitutions, extensions, supplementary protection certificates, reissues and reexaminations of, and all other Patents that claim priority to, from or form the basis for priority with any Patents described in the foregoing clause (i), and foreign equivalents thereof, in each case, solely to the extent the claims of such items described in this clause (ii) are supported by any Patents described in the foregoing clause (i); provided that the SpinCo Licensed Patents exclude any and all Excluded IP.

(pp) “SpinCo Licensed Software” means any and all Software, to the extent Controlled by SpinCo or its Affiliates as of the Effective Date, that was used or held for use in the conduct of the RemainCo Business as of immediately prior to the Effective Date or at any time during the preceding twelve (12) months, including the Software set forth on Exhibit J; provided that the SpinCo Licensed Software excludes any and all Excluded IP.

(qq) “Sublicensee” has the meaning set forth in Section 2.3.

(rr) “Term” has the meaning set forth in Section 7.1.

(ss) “Third Party” means any Person other than RemainCo, SpinCo and their respective Affiliates.

(tt) “Third Party Challenges” means (i) any Third Party activities that constitute, or would reasonably be expected to constitute, an infringement, misappropriation or other violation of any Licensed IP, or (ii) any Third Party allegations of invalidity or unenforceability of any Licensed IP.

(uu) “Trademarks” means trademarks, certification marks, service marks, trade names, domain names, favicons, social media addresses, service names, trade dress and logos, and other similar designations of source or origin, including all goodwill associated therewith, in each case, whether or not registered, and registrations and applications for registration thereof, and all reissues, extensions and renewals of any of the foregoing.

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause and Exhibit are references to the Articles, Sections, paragraphs, clauses and Exhibits to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any Party pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by SpinCo or RemainCo shall be deemed to require SpinCo or RemainCo, as the case may be, to cause the applicable members of the SpinCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

ARTICLE II

GRANTS OF RIGHTS

Section 2.1 Licenses to SpinCo.

(a) License to RemainCo Licensed IP. Subject to the terms and conditions of this Agreement, RemainCo hereby grants, and RemainCo shall cause its Affiliates to grant, to SpinCo, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 8.7), worldwide, non-exclusive license in, to and under the RemainCo Licensed IP for any and all uses solely in the SpinCo Field, including the right (i) to practice such RemainCo Licensed IP to make (including have made), use, sell, offer for sale, import and export any and all inventions claimed in any RemainCo Licensed Patents and/or Covered by the RemainCo Licensed Know-How and (ii) as applicable, to use, practice, copy, perform, render, develop, improve, display, distribute, modify and make derivative works of such RemainCo Licensed IP and any tangible embodiments thereof, in each case (of the foregoing clauses (i) and (ii)), within the SpinCo Field.

(b) License to RemainCo Licensed Software. Subject to the terms and conditions of this Agreement, and except to the extent otherwise set forth in Exhibit E, RemainCo hereby grants, and RemainCo shall cause its Affiliates to grant, to SpinCo, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 8.7), worldwide, non-exclusive license to the RemainCo Licensed Software for any and all uses solely in the SpinCo Field, including the right, as applicable, to use, practice, copy, perform, render, develop, improve, display, distribute, modify and make derivative works of the RemainCo Licensed Software and any tangible embodiments thereof, in each case, within the SpinCo Field.

Section 2.2 Licenses to RemainCo.

(a) License to SpinCo Licensed IP. Subject to the terms and conditions of this Agreement, SpinCo hereby grants, and SpinCo shall cause its Affiliates to grant, to RemainCo, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 8.7), worldwide, non-exclusive license in, to and under the SpinCo Licensed IP for any and all uses solely in the RemainCo Field, including the right (i) to practice such SpinCo Licensed IP to make (including have made), use, sell, offer for sale, import and export any and all inventions claimed in any SpinCo Licensed Patents and/or Covered by the SpinCo Licensed Know-How and (ii) as applicable, to use, practice, copy, perform, render, develop, improve, display, distribute, modify and make derivative works of such SpinCo Licensed IP and any tangible embodiments thereof, in each case (of the foregoing clauses (i) and (ii)), within the RemainCo Field.

(b) License to SpinCo Licensed Software. Subject to the terms and conditions of this Agreement, and except to the extent otherwise set forth in Exhibit J, SpinCo hereby grants, and SpinCo shall cause its Affiliates to grant, to RemainCo, an irrevocable, perpetual, royalty-free, fully paid-up, sublicensable (to the extent permitted in Section 2.3), transferable (subject to Section 8.7), worldwide, non-exclusive license to the SpinCo Licensed Software for any and all uses solely in the RemainCo Field, including the right, as applicable, to use, practice, copy, perform, render, develop, improve, display, distribute, modify and make derivative works of the SpinCo Licensed Software and any tangible embodiments thereof, in each case, within the RemainCo Field.

Section 2.3 Sublicenses. Licensee may sublicense the licenses and rights granted to Licensee under Section 2.1 or Section 2.2 (as applicable) through multiple tiers (a) to its Affiliates (solely for so long as such Person remains an Affiliate) and (b) to Third Parties in the ordinary course of business, to the extent solely for the benefit of such Licensee or its Affiliates (and not for the independent use of such licenses and rights by or for the benefit of such Third Parties) (each such Affiliate or Third Party, a “Sublicensee”). Each sublicense granted under the Licensed IP shall be granted pursuant to an agreement which is consistent with and does not conflict with the terms and conditions of this Agreement and shall be in writing if the Sublicensee is a Third Party. For clarity, granting a sublicense shall not relieve Licensee of any obligations hereunder and Licensee shall cause each of its Sublicensees to comply, and shall remain responsible for its Sublicensees’ compliance, with the terms hereof applicable to Licensee.

Section 2.4 Third Party Rights. Notwithstanding anything to the contrary in this Agreement, the Parties’ rights and obligations set forth in this Agreement (including the licenses granted under Section 2.1 and Section 2.2, and the rights and obligations of the Parties under Article IV) shall be subject to the terms of any Contracts with a Third Party relating to the Licensed IP, which Contracts exist as of the Effective Date, and to which Licensor or any of its Affiliates is a party or otherwise bound. To the extent that, as a result of such rights of or obligations owed to a Third Party under such Contracts, any license or other rights granted hereunder (a) may not be granted without the consent of, or payment of a fee or other consideration to, such Third Party or any other Third Party under such Contracts, or (b) will cause Licensor or any of its Affiliates to be in breach of its or their obligations to any Third Party, the applicable licenses and other rights granted hereunder shall only be granted to the extent such consent has been obtained or such fee or other consideration has been paid (it being understood that Licensor shall have no obligation to agree to make, or make, any payments or other concessions, except to the extent expressly required under the Separation Agreement or any other Ancillary Agreement).

Section 2.5 Reservation of Rights. Except as expressly provided in the Separation Agreement or any other Ancillary Agreement (including this Agreement), each Party reserves all of its and its Affiliates’ rights (including rights in and to Intellectual Property) not expressly licensed or otherwise granted hereunder. Without limiting the foregoing, this Agreement and the licenses and rights granted herein do not, and shall not be construed to, confer any rights upon either Party, its Affiliates, or its Sublicensees by implication, estoppel, or otherwise as to any of the other Party’s or its Affiliates’ Intellectual Property (including, for clarity, any Excluded IP).

ARTICLE III

OWNERSHIP

Section 3.1 Ownership. As between the Parties and their respective Affiliates, (a) SpinCo acknowledges and agrees that RemainCo and its Affiliates own the RemainCo Licensed IP and the RemainCo Licensed Software, (b) RemainCo acknowledges and agrees that SpinCo and its Affiliates own the SpinCo Licensed IP and the SpinCo Licensed Software, and (c) each Party acknowledges and agrees that neither Party, nor its Affiliates or its Sublicensees, will acquire any ownership rights in the Licensed IP licensed to such Party hereunder.

ARTICLE IV

PROSECUTION, MAINTENANCE AND ENFORCEMENT

Section 4.1 Responsibility and Cooperation.

(a) As between the Parties, Licensor shall have the sole and exclusive right (but not the obligation) to file, prosecute and maintain all Patents within the Licensed IP with respect to which such Licensor or any of its Affiliates is granting a license to Licensee hereunder, at Licensor’s sole cost and expense.

(b) Upon the reasonable request of the Party that has the right to control filing, prosecution or maintenance of any Licensed IP in accordance with Section 4.1(a), the other Party shall provide reasonable assistance to such Party in connection with such activities (including by providing information or taking such other actions as required by applicable Law), and such requesting Party shall reimburse such other Party’s reasonable, actual out-of-pocket costs and expenses incurred in connection therewith. For clarity, neither such other Party nor any of its Affiliates shall be required by the foregoing in this Section 4.1 to take or omit to take any action that it reasonably believes violates any applicable Law.

Section 4.2 No Additional Obligations. For clarity, except as set forth in Section 4.1, Exhibit E, or Exhibit J, this Agreement shall not obligate either Party to disclose to the other Party, or maintain, register, prosecute, pay for or offer to pay for (including by offering remuneration to any inventors), enforce, defend or otherwise manage any Intellectual Property. Without limiting the foregoing, nothing in this Agreement shall be construed to require any delivery of any technology, documentation or other tangible items by any Party or any of their Affiliates to any other Person or to require any support or maintenance obligations whatsoever on the part of any Party.

Section 4.3 Defense and Enforcement.

(a) Licensor and Licensee Rights. As between the Parties, Licensor shall have the sole and exclusive right, but not the obligation, at its own cost and expense, to control enforcement or defense against any Third Party Challenges of the Licensed IP with respect to which such Licensor is granting a license to Licensee hereunder (including by bringing an Action or entering into settlement discussions).

(b) Cooperation. If, in connection with enforcing any Licensed IP against any Third Party Challenges in accordance with Section 4.3(a), Licensor brings (or defends) an Action or enters into settlement discussions with respect thereto, Licensee shall provide reasonable assistance in connection therewith at Licensor’s reasonable request, and Licensee shall be reimbursed by Licensor for its reasonable, actual out-of-pocket costs and expenses incurred in connection therewith.

(c) Recoveries. Any and all amounts recovered by Licensor in any Action regarding a Third Party Challenge or settlement with respect thereto shall, unless otherwise agreed (including in an agreement in connection with obtaining consent to settlement), be retained by Licensor.

(d) Interferences, etc. Notwithstanding anything to the contrary in Section 4.1 or Section 4.2, in the event that any Third Party Challenges of any Patents included in the Licensed IP licensed to Licensee hereunder arise in an opposition, interference, reissue proceeding, reexamination or other patent office proceeding, this Article IV shall govern the Parties’ rights and obligations with respect thereto.

ARTICLE V

DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY

Section 5.1 Disclaimer of Representations and Warranties. THE PARTIES DISCLAIM AND WAIVE ANY AND ALL REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WITH REGARD TO QUALITY, PERFORMANCE, NON-INFRINGEMENT, NON-DILUTION, VALIDITY, COMMERCIAL UTILITY, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE), AND EACH PARTY ACKNOWLEDGES AND AGREES IT HAS NOT AND WILL NOT RELY ON ANY SUCH REPRESENTATIONS OR WARRANTIES EXCEPT THOSE EXPRESSLY SET FORTH IN ANOTHER WRITTEN AGREEMENT BETWEEN THE PARTIES (IF APPLICABLE). EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN, THE LICENSED IP IS BEING LICENSED ON AN “AS IS,” “WHERE IS” BASIS.

Section 5.2 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT (INCLUDING THIS ARTICLE V, BUT SUBJECT TO SECTION 5.3), TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE AND STRICT LIABILITY, OR OTHERWISE, AT LAW OR IN EQUITY, TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES. WITHOUT LIMITING THE FOREGOING, NO LICENSOR SHALL BE LIABLE UNDER THIS AGREEMENT FOR ANY CLAIMS, LOSS OR DAMAGES ARISING FROM LICENSEE’S OR LICENSEE’S AFFILIATES OR ITS OR THEIR SUBLICENSEES’ USE OF ANY LICENSED IP UNDER THIS AGREEMENT.

Section 5.3 Limited Liability Exclusions. The limitations of liability set forth in Section 5.2 shall not apply to: (i) Indemnifiable Losses arising from any willful breach of this Agreement; (ii) Indemnifiable Losses arising from willful misconduct or fraud; or (iii) Indemnifiable Losses arising from a breach of Article VI.

ARTICLE VI

CONFIDENTIALITY

Section 6.1 Confidential Information. As used herein, “Confidential Information” means any confidential and proprietary information of a Party, regardless of form, which such Party considers to be confidential and proprietary, including information that: (a) if disclosed in writing, is labeled as “confidential” or “proprietary”; (b) if disclosed orally, is designated confidential at disclosure; (c) by nature or the circumstances of its disclosure, should reasonably be considered as confidential; or (d) constitutes information or data related to the Licensed IP, including Know-How, trade secrets, algorithms, source code, product/service specifications, prototypes, product roadmaps, Software, product pricing, marketing plans, financial data, personnel statistics, methods of manufacturing and processing, techniques, research, development, inventions (whether or not patentable and whether or not reduced to practice), data, ideas, concepts, drawings, designs and schematics. Notwithstanding the foregoing, the term “Confidential Information” shall not include information which: (i) rightfully becomes publicly available other than by a breach of a duty to the Disclosing Party or violation of Law; (ii) is rightfully received by the Receiving Party from a Third Party without any obligation of confidentiality; or (iii) is independently developed by or on behalf of the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party.

Section 6.2 Confidentiality Obligations. Each Party and its Affiliates that receives, obtains or otherwise becomes aware of any Confidential Information of the other Party or its Affiliates under or in connection with this Agreement (the “Receiving Party”) agrees with respect to the Confidential Information of the other Party or its Affiliates (the “Disclosing Party”) to (a) keep the Disclosing Party’s Confidential Information confidential, (b) use the Disclosing Party’s Confidential Information only as necessary to perform its obligations or exercise its rights under this Agreement or otherwise in connection with a Dispute, (c) protect the Disclosing Party’s Confidential Information using at least the same degree of care that it uses to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care, and (d) limit access to the Disclosing Party’s Confidential Information to its personnel, Affiliates, assignees, contractors, subcontractors, Sublicensees, authorized representatives and advisors (including financial, tax, legal and technical advisors), in each case, who have a need to access or know such Confidential Information for the purpose of performing its obligations or exercising its rights under this Agreement and who are bound by confidentiality obligations or professional duties of confidentiality that are at least as protective of the Confidential Information as the obligations set forth in this Agreement. The Receiving Party shall be responsible for any breach of this Article VI by any Person to whom it discloses the Disclosing Party’s Confidential Information, except to the extent such Person is separately bound by confidentiality obligations directly to the Disclosing Party. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to grant to the Receiving Party any rights in or to any Confidential Information of the Disclosing Party.

Section 6.3 Disclosure Required by Law. In the event that the Receiving Party is requested or required by Law (including subpoena or court order) to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permissible, provide prompt written notice to the Disclosing Party of such request or requirement, so that the Disclosing Party will have a reasonable opportunity to seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise) and, upon request, the Receiving Party shall reasonably cooperate with the Disclosing Party in seeking confidential treatment of such Confidential Information or other appropriate relief from such Law. If, in the absence of a protective order, other confidential treatment or waiver under this Agreement, the Receiving Party is advised by its legal counsel that it is legally required to disclose such Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Article VI; provided that the Receiving Party exercises commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any such Confidential Information prior to its disclosure and discloses only the minimum amount of such Confidential Information necessary to comply with such Law. Similarly, with respect to any disclosure of Confidential Information in connection with a Dispute, the Receiving Party shall exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any Confidential Information of the Disclosing Party prior to its disclosure.

Section 6.4 Disclosure in Connection with Due Diligence. The terms of each Exhibit to this Agreement shall be the Confidential Information of both Parties. A Party may provide any Exhibit to this Agreement to any Third Party, subject to confidentiality obligations no less restrictive than those set forth in this Article VI, if required to do so in connection with any diligence for any actual or potential bona fide business transaction with such Third Party related to the subject matter of this Agreement (including an acquisition, divestiture, merger, consolidation, asset sale, financing or public offering).

ARTICLE VII

TERM

Section 7.1 Term. The licenses and other grants of rights (and related obligations) under this Agreement shall remain in effect (a) with respect to the Patents and Copyrights licensed hereunder, on a Patent-by-Patent or Copyright-by-Copyright basis (as applicable), until expiration, invalidation or abandonment of such Patent or Copyright, (b) with respect to the RemainCo Licensed Software and the SpinCo Licensed Software, except to the extent otherwise set forth in Exhibit E or Exhibit J, respectively, in perpetuity and (c) with respect to all other Licensed IP, in perpetuity (the “Term”).

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Dispute Resolution. The dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis.

Section 8.2 Complete Agreement; Construction. This Agreement, including the Exhibits hereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Exhibit hereto, the Exhibit shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof.

Section 8.3 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “.pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 8.4 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 8.4 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 8.4 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.4):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300

Austin, Texas 78759

Attention: [•], [•]

Email: legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention: Amr Razzak, Esq.

Email: amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention: [•], [•]

Email: [•]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention: Amr Razzak, Esq.

Email: amr.razzak@skadden.com

Section 8.5 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 8.6 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 8.7 Assignment; Change of Control.

(a) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise, by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that (i) either Party may assign or transfer this Agreement to one or more of its Affiliates and (ii) subject to Section 8.7(c), either Party may assign or transfer this Agreement to a Third Party in connection with the sale, separation, divestiture, disposition or other ceasing to control, in one transaction or a series of related transactions (such act, a “Divestiture”) of (A) all or substantially all of the assets or businesses of such Party and its Subsidiaries or (B) any business or product or service area (which may include one or more Subsidiaries) to which this Agreement relates (all or substantially all of the assets or businesses of such Party and its Subsidiaries in clause (A) or the business or product or service area (and such Subsidiary or Subsidiaries (as applicable)) in clause (B), a “Separated Business”); provided, further, that (x) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignments or transfers it makes under the foregoing clause (ii) and (y) in either case of the foregoing clauses (i) or (ii), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred. Any purported assignment in violation of this Section 8.7(a) shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to by the non-assigning or non-transferring Party. If either Party or any of its Affiliates assigns any of the Licensed IP, such assignment shall be subject to the licenses granted to such Intellectual Property under this Agreement and the assignee of such Licensed IP shall be deemed to assume the applicable obligations under this Agreement automatically with respect thereto.

(b) Following a Change of Control of a Party (such Party referred to as the “Acquired Entity” and the Third Party acquirer referred to as the “Acquirer”), the licenses granted to such Acquired Entity hereunder shall remain in effect, subject to the limitations in Section 8.7(c).

(c) Notwithstanding anything to the contrary in this Agreement, in the event a Party (i) assigns or transfers this Agreement pursuant to Section 8.7(a) with respect to any licenses granted to it hereunder, in whole or in part, directly or indirectly, by operation of Law or otherwise, to a Restricted Entity or (ii) undergoes a Change of Control, the rights and licenses granted hereunder with respect to any such Separated Business or any Divestiture

Acquirer thereof, or any Acquired Entity, as applicable, shall automatically: (A) be limited to the products and services that were commercialized by such Separated Business or the Acquired Entity, as applicable, prior to the Divestiture or Change of Control, as applicable, and ordinary-course updates, upgrades, modifications, enhancements and successor versions of such products and services and (B) not include any pre-existing products or services of the Divestiture Acquirer or Acquirer, as applicable, or any of their applicable respective Affiliates (other than those included in the Separated Business or the Acquired Entity). As an express condition to the effectiveness of the exercise of the rights under Section 8.7(a)(ii) or Section 8.7(b), as applicable, the Party that is the subject of the Divestiture or Change of Control, as applicable, shall provide notice thereof to the other Party and the Divestiture Acquirer or the Acquirer, as applicable, shall agree in writing to comply with the obligations of the assigning Party or Acquired Entity hereunder, to the extent applicable to such Divestiture Acquirer or Acquirer, as applicable.

Section 8.8 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 8.9 No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action, or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement.

Section 8.10 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party after the Effective Date.

Section 8.11 Third Party Beneficiaries. This Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 8.12 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 8.13 Governing Law. This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 8.14 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Date, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party or Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article VIII (including after compliance with all notice and negotiation provisions herein), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 8.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 8.16 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

Section 8.17 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by a Licensor are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the United States Bankruptcy Code regardless of the form or type of intellectual property under or to which such rights and licenses are granted and regardless of whether the intellectual property is registered in or otherwise recognized by or applicable to the United States of America or any other country or jurisdiction. The Parties agree that each Licensee will retain and may fully exercise all of their rights and elections under the United States Bankruptcy Code.

* * * * *

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

FLEX LTD.

By:
Name:
Title:

[Signature Page to Intellectual Property Matters Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

AXIOM SOLUTIONS INTERNATIONAL, INC.

By:
Name:
Title:

[Signature Page to Intellectual Property Matters Agreement]

Annex H

FORM OF STOCKHOLDER’S AND REGISTRATION RIGHTS AGREEMENT

This STOCKHOLDER’S AND REGISTRATION RIGHTS AGREEMENT, dated as of [•] (this “Agreement”), is by and between Axiom Solutions International, Inc., a Texas corporation (“Spinco”), and Flex Ltd., a Singapore registered public company (“Flex”).

WHEREAS, Flex currently owns all of the issued and outstanding shares of common stock, par value $0.0001 per share, of Spinco (“Spinco Common Stock”);

WHEREAS, pursuant to the Separation and Distribution Agreement, dated as of [•], by and between Flex and Spinco (the “SDA”), Flex will distribute between approximately 88.0% to 94.0% of the issued and outstanding shares of Spinco Common Stock to holders of shares of Flex ordinary shares, on a pro rata basis (the “Distribution”);

WHEREAS, Flex intends for the Distribution to take place pursuant to a registration statement on Form 10 (the “Distribution Registration Statement”);

WHEREAS, following the Distribution, Flex shall retain between approximately 6.0% to 12.0% of the outstanding shares of Spinco Common Stock (the “Retained Shares”) and within twenty-four (24) months following the date of the Distribution effect one or more distributions of the Retained Shares (i) to holders of Flex shares as dividends or in exchange for outstanding Flex shares and/or (ii) through one or more transfers of the Retained Shares to certain Persons in exchange for certain debt obligations of Flex held by such Persons as principals for their own account;

WHEREAS, Spinco desires to grant to Flex the Registration Rights (as defined below) for the Registrable Securities (as defined below), subject to the terms and conditions of this Agreement; and

WHEREAS, Flex desires to grant to Spinco a proxy to vote the Retained Shares in proportion to the votes cast by Spinco’s other stockholders, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Action” has the meaning set forth in the SDA.

“Adverse Disclosure” means public disclosure of material, non-public information that (x) would be required, in the good faith determination of Spinco, to be made in any registration statement filed with the SEC by Spinco so that such registration statement would not be materially misleading and would not be required to be made at such time but for the filing of such registration statement and (y) either (1) Spinco has a bona fide business purpose for not disclosing such information publicly or (2) would materially interfere with a material financing, acquisition, corporate reorganization, or other similar transaction involving the Spinco.

“Affiliate” has the meaning set forth in the SDA.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Agreement Dispute” has the meaning set forth in Section 4.5(b).

“Ancillary Filings” has the meaning set forth in Section 2.4(a)(i).

“Appointed Representative” has the meaning set forth in Section 4.5(b).

“Business Day” has the meaning set forth in the SDA.

“Chosen Court” and “Chosen Courts” has the meaning set forth in Section 4.5(c).

“Convertible or Exchange Registration” has the meaning set forth in Section 2.7(a).

“Debt” means any indebtedness of any member of the Flex Group, including debt securities, notes, credit facilities, credit agreements and other debt instruments, including, in each case, any amounts due thereunder.

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Dispute Notice” has the meaning set forth in Section 4.5(b).

“Distribution” has the meaning set forth in the recitals to this Agreement.

“Distribution Registration Statement” has the meaning set forth in the recitals to this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Offer” means an exchange offer of Registrable Securities for outstanding securities of a Holder.

“Exchanges” means one or more Public Exchanges or Private Exchanges.

“Flex” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Flex Group” has the meaning set forth in the SDA.

“Governmental Authority” has the meaning set forth in the SDA.

“Holder” means Flex or any of its Subsidiaries, so long as such Person holds any Registrable Securities, and any Person owning Registrable Securities who is a Permitted Transferee of rights under Section 4.4.

“Holder Indemnified Parties” has the meaning set forth in Section 2.9(a).

“Indemnified Parties” has the meaning set forth in Section 2.9(b).

“Initiating Holder” has the meaning set forth in Section 2.1(a).

“Loss” or “Losses” has the meaning set forth in Section 2.9(a).

“Participating Investors” means such investment banks or other Persons that are not part of the Flex Group that engage, directly or indirectly, in any Exchange with one or more members of the Flex Group.

“Permitted Transferee” means any Transferee and any Subsequent Transferee.

“Person” has the meaning set forth in the SDA.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Private Exchange” means a private exchange pursuant to which one or more members of the Flex Group shall Sell some or all of their Registrable Securities to one or more Participating Investors in exchange, directly or indirectly, for any equity interest of Flex or the satisfaction of Debt, in a transaction or series of transactions not required to be registered under the Securities Act.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Public Exchange” means a public exchange pursuant to which one or more members of the Flex Group shall Sell some or all of their Registrable Securities to one or more Participating Investors in exchange, directly or indirectly, for any equity interest of Flex or the satisfaction of Debt, in a transaction or series of transactions registered under the Securities Act.

“Registrable Securities” means any Retained Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Retained Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization. The term “Registrable Securities” excludes any security (i) the offering and Sale of which has been effectively Registered under the Securities Act and which has been Sold in accordance with a Registration Statement, (ii) that has been Sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) that may be Sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule or (iv) that has been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and Sale to the public of any Spinco Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

“Registration Expenses” means all expenses incident to Spinco’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of Spinco’s counsel and independent accountants (including the expenses of any comfort letters or costs associated with the delivery by Spinco Group members’ independent certified public accountants of comfort letters customarily requested by underwriters); (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (v) the costs and charges of any transfer agent and any registrar; (vi) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (vii) expenses incurred in connection with any “road show” presentation to potential investors; (viii) printing expenses, messenger, telephone and delivery expenses; (ix) internal expenses of Spinco (including all salaries and expenses of employees of Spinco performing legal or accounting duties); and (x) fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Spinco Common Stock are then listed; but excluding any internal expenses of the Holder, any underwriting discounts or commissions attributable to the Sale of any Registrable Securities and any stock transfer taxes.

“Registration Period” has the meaning set forth in Section 2.1(c).

“Registration Rights” means the rights of the Holders to cause Spinco to Register Registrable Securities pursuant to this Agreement.

“Registration Statement” means any registration statement of Spinco filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Retained Shares” has the meaning set forth in the recitals to this Agreement.

“Sale” means the direct or indirect transfer, sale, assignment or other disposition of a security. The terms “Sell” and “Sold” have correlative meanings.

“SDA” has the meaning set forth in the recitals to this Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means all shares of Spinco Common Stock that are beneficially owned by Flex or any Permitted Transferee from time to time, whether or not held immediately following the Distribution.

“Shelf Registration” means a Registration Statement of Spinco for an offering to be made on a delayed or continuous basis of Spinco Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Spinco” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Spinco Common Stock” has the meaning set forth in the recitals to this Agreement.

“Spinco Group” has the meaning set forth in the SDA.

“Spinco Indemnified Parties” has the meaning set forth in Section 2.9(b).

“Spinco Notice” has the meaning set forth in Section 2.1(a).

“Spinco Public Sale” has the meaning set forth in Section 2.2(a).

“Spinco Takedown Notice” has the meaning set forth in Section 2.1(f).

“Subsequent Transferee” has the meaning set forth in Section 4.4(b).

“Subsidiary” has the meaning set forth in the SDA.

“Suspension Event” has the meaning set forth in Section 2.1(h).

“Takedown Notice” has the meaning set forth in Section 2.1(f).

“Transferee” has the meaning set forth in Section 4.4(b).

“Underwritten Offering” means a Registration in which securities of Spinco are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public (including, for the avoidance of doubt, registered block trades).

1.2 General Interpretive Principles.

(a) For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) As used in this Agreement, the words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(f) As used in this Agreement, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(g) As used in this Agreement, the word “will” shall be deemed to have the same meaning and effect as the word “shall.”

(h) As used in this Agreement, the terms “or,” “any” or “either” are not exclusive and shall be deemed to be “and/or.”

(i) As used in this Agreement, references to “written” or “in writing” include in electronic form.

(j) As used in this Agreement, references to the “date hereof” are to the date of this Agreement.

(k) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

(l) The section and other headings and subheadings contained in this Agreement and the Exhibit hereto are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction, meaning or interpretation of this Agreement. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference into and made a part of this Agreement.

(m) Any payment to be made pursuant hereto shall be made in U.S. dollars and by wire transfer of immediately available funds.

(n) As used in this Agreement, references to “$” in this report are to the lawful currency of the United States of America.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration.

(a) Request. Any Holder(s) of Registrable Securities (collectively, the “Initiating Holder”) shall have the right (including, for the avoidance of doubt, in connection with its rights pursuant to Section 2.7) to request that Spinco file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Initiating Holder by delivering a written request to Spinco specifying the number of shares of Registrable Securities such Initiating Holder wishes to Register (a “Demand Registration”). Spinco shall (i) within ten (10) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities (the “Spinco Notice”), (ii) use its reasonable best efforts to prepare and file a Registration Statement as expeditiously as possible in respect of such Demand Registration and in any event within forty-five (45) days of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. Spinco shall include in such Registration all Registrable Securities that the Holders request to be included within the ten (10) days following their receipt of the Spinco Notice.

(b) Limitations of Demand Registrations. There shall be no limitation on the number of Demand Registrations pursuant to Section 2.1(a); provided, however, that the Holder(s) may not require Spinco to effect a Demand Registration prior to (i) the earlier of (x) the one hundred fiftieth (150th) day after the effective date of a previous registration by Spinco effected pursuant to this Section 2.1 (it being understood that the Distribution Registration Statement shall not be treated as a Demand Registration) or (y) the date Spinco completes a primary equity financing (including, for this purpose, the last day of any related lock-up period applicable to Spinco) subsequent to the applicable Registration Period for such previous registration. In the event that any Person shall have received rights to Demand Registrations pursuant to Section 2.7 or Section 4.4, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Holder(s). The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $1,000,000,000 (or its equivalent if the Registrable Securities are to be offered in an Exchange Offer) or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates.

(c) Effective Registration. Spinco shall be deemed to have effected a Registration for purposes of Section 2.1(a) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been sold and (ii) sixty (60) days from the effective date of the Registration Statement (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement or dealer-manager agreement, if any, entered into in connection with such Registration are not satisfied by reason of any member of the Spinco Group. If, during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement, the Registration Period shall be extended on a day-for-day basis for any period the Holder is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other Governmental Authority.

(d) Underwritten Offering; Exchange Offer. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering or an Exchange Offer and Spinco shall include such information in the Spinco Notice. In the event that the Initiating Holder intends to Sell the Registrable Securities by means of an Underwritten Offering or Exchange Offer, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering or Exchange Offer and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering or Exchange Offer.

(e) Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the Registrable Securities offered, then the number of Registrable Securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the Registrable Securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by Flex to be included in such Underwritten Offering; (ii) second, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iii) third, all other Registrable Securities requested and otherwise eligible to be included in such Underwritten Offering (including Registrable Securities to be sold for the account of Spinco) on a pro rata basis calculated based on the number of shares requested to be registered. In the event the Initiating Holder notifies Spinco that such Registration Statement shall be abandoned or withdrawn, such Holder shall not be deemed to have requested a Demand Registration pursuant to Section 2.1(a), and Spinco shall not be deemed to have made a Demand Registration request pursuant to Section 2.1(a) and Section 2.1(c).

(f) Shelf Registration. At any time after the date hereof when Spinco is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form) and the Holder may request Demand Registrations, the requesting Holders may request Spinco to effect a Demand Registration as a Shelf Registration. There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration; provided, however, that Spinco shall have 150 days from the completion of any shelf takedown to complete a primary equity financing before the next Takedown Notice (as defined below) may be delivered. Any Holder of Registrable Securities included on a Shelf Registration shall have the right to request that Spinco cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to Spinco specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). Spinco shall (i) within ten (10) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration (“Spinco Takedown Notice”), and (ii) take all actions reasonably requested by such Holder, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, Spinco shall include in such Underwritten Offering all Registrable Securities that the Holders request to be included within the two (2) days following their receipt of the Spinco Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Takedown Notice and the piggyback rights described in this Section 2.1(f) shall not apply to an Underwritten Offering that constitutes a block trade.

(g) SEC Form. Except as set forth in the next sentence, Spinco shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if Spinco is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form) or Form S-4 (in the case of an Exchange Offer). If a Demand Registration is a Convertible or Exchange Registration, Spinco shall effect such Registration on the appropriate Form under the Securities Act for such Registrations. Spinco shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by Spinco in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) Suspension Event. Notwithstanding the foregoing, (i) during the first twelve (12) months following the Distribution, if it would be materially detrimental to Spinco for such registration statement to be filed, become effective or remain effective because such action would require Spinco to make an Adverse Disclosure (such circumstances, a “Suspension Event”), then Spinco shall have the right to defer taking action with respect to such filing for the shortest possible period of time determined in good faith by Spinco to be necessary for such purpose, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly and (ii) at any time after the first twelve (12) months following the distribution, Spinco shall have the right, for any reason and in its sole discretion (without regard to whether such action would require Spinco to make an Adverse Disclosure), to defer taking action with respect to such filing for the shortest possible period of time determined by Spinco in its sole discretion to be necessary, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly; provided, however, that Spinco shall not exercise such deferral right set forth in (i) and (ii) above more than twice in any twelve (12)-month period or for more than ninety (90) days in aggregate in any twelve (12)-month period; provided, further, that Spinco shall not register any securities for its own account or that of any other Holder during any such Suspension Event other than pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act. In the event that Spinco exercises its deferral rights under the preceding sentence, Spinco shall promptly give the Holders written notice thereof and shall use reasonable best efforts to cause such registration statement to become effective or to amend or supplement such registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of such registration statement or filing thereof as soon as reasonably practicable following the conclusion of the applicable Suspension Event and its effect. Spinco shall promptly give the Holders written notice of the conclusion of any Suspension Event.

2.2 Piggyback Registrations.

(a) Participation. If Spinco proposes to file a Registration Statement under the Securities Act with respect to any offering of Spinco Common Stock for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the Sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Spinco Common Stock being Registered is Spinco Common Stock issuable upon conversion of debt securities or shares of preferred stock (or depositary shares representing preferred stock) that are also being Registered) (a “Spinco Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), Spinco shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), Spinco shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, Spinco shall determine for any reason not to Register or to delay Registration of such securities, Spinco may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Spinco Common Stock. No Registration effected under this Section 2.2 shall relieve Spinco of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Spinco shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Spinco shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. Spinco’s filing of a Shelf Registration shall not be deemed to be a Spinco Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of Spinco Common Stock for its own account and/or for the account of any other Persons will be a Spinco Public Sale unless such offering qualifies for an exemption from the Spinco Public Sale definition in this Section 2.2(a); provided, further, that if Spinco files a Shelf Registration for its own account and/or for the account of any other Persons that is not solely with respect to an offering that is not a Spinco Public Sale, Spinco agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b) Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Spinco of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs Spinco and the Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities of Spinco or any other Persons for whom Spinco is effecting the Underwritten Offering, as the case may be, proposes to Sell; (ii) second, Registrable Securities requested by Flex to be included in such Underwritten Offering; (iii) third, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iv) fourth, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of Spinco) on a pro rata basis calculated based on the number of shares requested to be registered.

2.3 Selection of Underwriter(s), Etc. In any Underwritten Offering pursuant to Section 2.1 or Section 2.2 that is not a Spinco Public Sale, Flex, in the event Flex is participating in such Underwritten Offering, or the Holders of a majority of the outstanding Registrable Securities being included in the Underwritten Offering or Exchange Offer, in the event Flex is not participating in such Underwritten Offering or Exchange Offer, shall select the underwriter(s), dealer-manager(s), financial printer, solicitation and/or exchange agent (if any) and Holder’s counsel for such Underwritten Offering or Exchange Offer, subject to the Spinco’s approval (not to be unreasonably withheld, conditioned or delayed). In any Spinco Public Sale, Spinco shall select the underwriter(s), dealer-manager(s), financial printer, solicitation and/or exchange agent (if any) and Flex, in the event Flex is participating in such Underwritten Offering or Exchange Offer, or the Holders of a majority of the outstanding Registrable Securities being included in the Spinco Public Sale, in the event Flex is not participating in such Underwritten Offering or Exchange Offer, shall select counsel to the Holder(s).

2.4 Registration Procedures.

(a) In connection with the Registration and/or Sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, Spinco shall use reasonable best efforts to effect or cause the Registration and the Sale of such Registrable Securities in accordance with the intended methods of Sale thereof and:

(i) prepare and file the required Registration Statement including all exhibits and financial statements and, in the case of an Exchange Offer, any document required under Rule 425 or Rule 165 with respect to such Exchange Offer (collectively, the “Ancillary Filings”) required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters or dealer-managers, if any, and to the Holders, copies of all documents prepared to be filed, which documents shall be subject to the review and comment of such underwriters or dealer-managers and such Holders and their respective counsel, and provide such underwriters or dealers managers, if any, and such Holders and their respective counsel reasonable time to review and comment thereon and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto or any Ancillary Filing to which the Holders or the underwriters or dealer-managers, if any, shall reasonably object;

(ii) except in the case of a Shelf Registration or Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all of the Shares Registered thereon until the earlier of (A) such time as all of such Shares have been Sold in accordance with the intended methods of Sale set forth in such Registration Statement or (B) the expiration of nine (9) months after such Registration Statement becomes effective;

(iii) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all Shares subject thereto for a period ending thirty-six (36) months after the effective date of such Registration Statement (or, if earlier, the date on which there are no Registrable Securities);

(iv) in the case of a Convertible or Exchange Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all of the Shares subject thereto until such time as the rules, regulations and requirements of the Securities Act and the terms of any applicable convertible securities no longer require such Shares to be Registered under the Securities Act but in no event for a period to exceed twelve (12) months;

(v) notify the participating Holders and the managing underwriter or underwriters or dealer-managers, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Spinco (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, or any Ancillary Filing has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or any Ancillary Filing or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or any Ancillary Filing or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of Spinco in any applicable underwriting agreement or dealer-manager agreements cease to be true and correct in all material respects, and (E) of the receipt by Spinco of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or Sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(vi) promptly notify each selling Holder and the managing underwriter or underwriters or dealer-managers, if any, when Spinco becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Ancillary Filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus or any Ancillary Filing in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter or underwriters or dealer-managers, if any, an amendment or supplement to such Registration Statement or Prospectus or any Ancillary Filing which will correct such statement or omission or effect such compliance;

(vii) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(viii) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or dealer-managers, if any, and the Holders may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(ix) furnish to each selling Holder and each underwriter or dealer-manager, if any, without charge, as many conformed copies as such Holder or underwriter or dealer-manager may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(x) deliver to each selling Holder and each underwriter or dealer-manager, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter or dealer-manager may reasonably request (it being understood that Spinco consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters or dealer-managers, if any, in connection with the offering and Sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter or dealer-manager may reasonably request in order to facilitate the Sale of the Registrable Securities by such Holder or underwriter or dealer-manager;

(xi) on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter or underwriters or dealer-managers, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and Sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter or underwriters or dealer-managers, if any, or their respective counsel reasonably request, and in any foreign jurisdiction mutually agreeable to Spinco and the participating Holders, in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of Sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that Spinco will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xii) in connection with any Sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each participating Holder and the managing underwriter or underwriters or dealer-managers, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriters or dealer-managers, if any, may request at least two (2) Business Days prior to such Sale of Registrable Securities; provided that Spinco may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiii) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of Spinco’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Spinco’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter or dealer-manager (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters or dealer-managers, if any, to consummate the Sale of such Registrable Securities;

(xiv) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that Spinco may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xv) obtain for delivery to and addressed to each selling Holder and to the underwriter or underwriters or dealer-managers, if any, opinions from outside counsel and the general counsel for Spinco, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement or, in the event of an Exchange Offer, the date of the closing under the dealer-manager agreement or similar agreement or otherwise, and in each such case in customary form and content for the type of Underwritten Offering or Exchange Offer, as applicable;

(xvi) in the case of an Underwritten Offering or Exchange Offer, obtain for delivery to and addressed to Spinco and the underwriter or underwriters or dealer-managers and, to the extent requested, each participating Holder, a comfort letter from Spinco’s or other applicable independent certified public accountants in customary form and content for the type of Underwritten Offering or Exchange Offer, dated the date of execution of the underwriting agreement or dealer-manager agreement, or, if none, the date of commencement of the Exchange Offer, and brought down to the closing, whether under the underwriting agreement or dealer-manager agreement, if applicable, or otherwise;

(xvii) in the case of an Exchange Offer that does not involve a dealer-manager, provide to each participating Holder such customary written representations and warranties or other covenants or agreements as may be requested by any participating Holder comparable to those that would be included in an underwriting agreement or dealer-manager agreement;

(xviii) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than seventy-five (75) days after the end of the twelve (12)-month period beginning with the first day of Spinco’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xx) cause all Registrable Securities covered by the applicable Registration Statement to be listed on the principal securities exchange on which Spinco’s Common Stock is then listed or quoted;

(xxi) provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the Sale or placement agent therefor, if any, (D) the dealer-manager therefor, (E) counsel for such underwriters or agent or dealer-manager, and (F) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter or dealer-manager, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to Spinco in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, upon receipt of such confidentiality agreements as Spinco may reasonably request, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (F) above, all pertinent financial and other records, pertinent corporate and other documents and properties of Spinco that are available to Spinco, and cause all of Spinco’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Spinco and to supply all information available to Spinco reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xxii) to cause the executive officers of Spinco to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters or dealer-managers in any Underwritten Offering or Exchange Offer and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(xxiii) take all other customary steps reasonably necessary to effect the Registration, offering and Sale of the Registrable Securities.

(b) As a condition precedent to any Registration hereunder, Spinco may require each Holder as to which any Registration is being effected to furnish to Spinco such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as Spinco may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to Spinco and to cooperate with Spinco as reasonably necessary to enable Spinco to comply with the provisions of this Agreement.

(c) Flex agrees, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from Spinco of the occurrence of any event of the kind described in Section 2.4(a)(vi), such Holder will forthwith discontinue the Sale of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi), or until such Holder is advised in writing by Spinco that the use of the Prospectus may be resumed, and if so directed by Spinco, such Holder will deliver to Spinco (at Spinco’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Spinco shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi) or is advised in writing by Spinco that the use of the Prospectus may be resumed.

2.5 Holdback Agreements. To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, Spinco agrees not to, and shall exercise reasonable best efforts to obtain agreements (in the underwriters’ customary form and subject to customary carve-outs) from its directors, executive officers and beneficial owners of ten percent (10%) or more of Spinco Common Stock who are Affiliates of Spinco not to, directly or indirectly offer, Sell, pledge, contract to Sell (including any short Sale), grant any option to purchase or otherwise Sell any equity securities of Spinco or enter into any hedging transaction relating to any equity securities of Spinco during the sixty (60) days (unless the managing underwriter or underwriters otherwise agree to a shorter period) beginning on pricing date of such Underwritten Offering (such customary carve-outs to include, but not be limited to, transfers by such lock-up parties: as part of such Underwritten Offering; pursuant to any Distribution; pursuant to registrations on Form S-8 or Form S-4 or any successor forms thereto; grants of or issuances of equity or equity awards by Spinco pursuant to Spinco’s equity incentive plans; agreements to issue or issuances by Spinco of up to 10% of Spinco’s outstanding shares of Common Stock in connection with acquisitions, joint ventures or other strategic transactions; the exercise by directors and officers of Spinco of awards under Spinco’s equity incentive plans; transfers to Spinco or sales in the open market by directors and officers of Spinco pursuant to the net or cashless exercise of equity awards under Spinco’s equity incentive plans or to cover tax withholding; or sales by directors and officers of Spinco pursuant to existing 10b5-1 plans).

2.6 Underwritten Offerings; Exchange Offers. If requested by the managing underwriters for any Underwritten Offering or dealer-managers for any Exchange Offer, Spinco shall enter into an underwriting agreement or dealer-manager agreement with such underwriters or dealer-managers for such offering; provided, however, that no Holder shall be required to make any representations or warranties to Spinco (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to Spinco or the underwriters or dealer-managers with respect thereto, except as otherwise provided in Section 2.9 hereof.

2.7 Convertible or Exchange Registration; Registration Rights with Participating Investors.

(a) If any Holder of Registrable Securities offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for Registration pursuant to Section 2.1 and Section 2.2 hereof (a “Convertible or Exchange Registration”).

(b) If one or more members of the Flex Group decides to engage, directly or indirectly, in an Exchange with one or more Participating Investors, Spinco shall, upon Flex’s request, enter into a registration rights agreement with the Participating Investors in connection with such Exchange, as applicable, on terms and conditions consistent with this Agreement (other than the voting provisions contained in Article III hereof) and reasonably satisfactory to Spinco and the Flex Group.

2.8 Registration Expenses Paid By Spinco. In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, Spinco shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed; provided, however, each Holder shall pay its own attorney fees.

2.9 Indemnification.

(a) Indemnification by Spinco. Spinco agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, such Holder’s Affiliates and its and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons (collectively, the “Holder Indemnified Parties”) from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such Holder Indemnified Party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that Spinco has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that Spinco shall not be liable to any particular Holder Indemnified Party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to Spinco by such Holder Indemnified Party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability Spinco may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Holder Indemnified Party and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, Spinco and its directors, officers, employees, advisors, agents and each Person who controls Spinco (within the meaning of the Securities Act and the Exchange Act) (collectively, the “Spinco Indemnified Parties” and, together with the Holder Indemnified Parties, the “Indemnified Parties”) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that Spinco has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to Spinco specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the Sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Spinco or any Spinco Indemnified Party.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the applicable Indemnified Party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the applicable Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the applicable Indemnified Party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such Indemnified Party or Indemnified Parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party, (y) an applicable Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other Indemnified Parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an applicable Indemnified Party) between such Indemnified Party and the other Indemnified Parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in Section 2.9(a) or Section 2.9(b) is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by Section 2.9(a) or Section 2.9(b), then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.9(d) to the contrary, no indemnifying party (other than Spinco) shall be required pursuant to this Section 2.9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the Sale of Registrable Securities in the offering to which the Losses of the Indemnified Parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.9(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.10 Reporting Requirements; Rule 144. Until the expiration or termination of this Agreement in accordance with its terms, Spinco shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If Spinco is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit Sales pursuant to Rule 144 under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to Sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Holder owns any Registrable Securities, Spinco shall forthwith upon request furnish any Holder (i) a written statement by Spinco as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of Spinco, and (iii) such other reports and documents filed by Spinco with the SEC as such Holder may reasonably request in availing itself of an exemption for the Sale of Registrable Securities without registration under the Securities Act.

2.11 Other Registration Rights. Spinco shall not grant to any Persons the right to request Spinco to Register any equity securities of Spinco, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.

ARTICLE III

VOTING RESTRICTIONS

3.1 Voting of Spinco Common Stock.

(a) From the date of the Distribution until the earlier of (x) the date that the Flex Group ceases to own any Retained Shares and (y) the termination of this Agreement, Flex shall, and shall cause each member of the Flex Group to (in each case, to the extent that they own any Retained Shares), be present, in person or by proxy, at each and every Spinco stockholder meeting, and otherwise to cause all Retained Shares owned by them to be counted as present for purposes of establishing a quorum at any such meeting, and to vote or consent on any matter (including waivers of contractual or statutory rights), or cause to be voted or consented on any such matter, all such Retained Shares in proportion to the votes cast by the other holders of Spinco Common Stock on such matter.

(b) Flex hereby revokes, and shall cause each member of the Flex Group (to the extent that they own any Retained Shares) to revoke, any and all previous proxies granted by them with respect to the Retained Shares owned (whether beneficially or of record) by them as of the date of this Agreement. From the date of the Distribution until the earlier of (x) the date that the Flex Group ceases to own any Retained Shares and (y) the termination of this Agreement, Flex hereby grants to, and shall cause each member of the Flex Group (to the extent that they own any Retained Shares) to grant to, Spinco or its designees (determined in Spinco’s sole discretion) an irrevocable proxy, with full power of substitution and resubstitution, which shall be deemed coupled with an interest sufficient in law to support an irrevocable proxy to Spinco or its designees (determined in Spinco’s sole discretion), to vote, with respect to any matter (including waivers of contractual or statutory rights), all Retained Shares owned (whether beneficially or of record) by them, in proportion to the votes cast by the other holders of Spinco Common Stock on such matter; provided that (i) such proxy shall automatically be revoked as to a particular Retained Share upon any Sale of such Retained Share from a member of the Flex Group to a Person other than a member of the Flex Group and (ii) nothing in this Section 3.1 shall limit or prohibit any such Sale.

ARTICLE IV

MISCELLANEOUS

4.1 Term. This Agreement shall terminate upon the earlier of (x) such time as there are no Registrable Securities and (y) the mutual agreement of the parties hereto, except for the provisions of Section 2.8 and Section 2.9 and all of this Article IV, which shall survive any such termination.

4.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed; or (d) if sent by email transmission after 6:00 p.m. recipient’s local time, the Business Day following the date of transmission when receipt is confirmed:

To Flex:

Flex Ltd.

[Address]

Attn: [•]

Email: [•]

To Spinco:

Axiom Solutions International, Inc.

c/o [•]

[Address]

Attn: [•]

Email: [•]

4.3 Entire Agreement. This Agreement including any exhibits and amendments hereto, and the other agreements and documents referred to herein and therein, shall together constitute the entire agreement between Flex and Spinco with respect to the subject matter hereof and thereof and shall supersede all prior negotiations, agreements and understandings, both written and oral, between Flex and Spinco with respect to such subject matter hereof.

4.4 Successors, Assigns and Transferees.

(a) The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted assigns. Spinco may assign this Agreement at any time in connection with a Sale or acquisition of Spinco, whether by merger, consolidation, Sale of all or substantially all of Spinco’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of Spinco’s rights and obligations under this Agreement. Flex may assign this Agreement to any member of the Flex Group or at any time in connection with a sale or acquisition of Flex, whether by merger, consolidation, sale of all or substantially all of Flex’s assets, or similar transaction, without the consent of Spinco.

(b) In connection with the Sale of Registrable Securities, Flex may assign its Registration-related rights and obligations under this Agreement relating to such Registrable Securities to the following transferees in such Sale: (i) a member of the Flex Group to which Registrable Securities are Sold, (ii) one or more Participating Investors to which Registrable Securities are Sold or (iii) any other transferee to which Registrable Securities are Sold, if Spinco provides prior written consent to the transfer of such Registration-related rights and obligations along with the Sale of Registrable Securities; provided, that in the case of clauses (i), (ii) or (iii), (x) Spinco is given written notice prior to or at the time of such Sale stating the name and address of the transferee and identifying the securities with respect to which the Registration-related rights and obligations are being Sold and (y) the transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to Spinco (any such transferee in such Sale, a “Transferee”). In connection with the Sale of Registrable Securities, a Transferee or Subsequent Transferee (as defined below) may assign its Registration-related rights and obligations under this Agreement relating to such Registrable Securities to the following subsequent transferees: (A) an Affiliate of such Transferee to which Registrable Securities are Sold or (B) any subsequent transferee to which

Registrable Securities are Sold, if Spinco provides prior written consent to the transfer of such Registration-related rights and obligations along with the Sale of Registrable Securities; provided, that in the case of clauses (A) or (B), (x) Spinco is given written notice prior to or at the time of such Sale stating the name and address of the subsequent transferee and identifying the securities with respect to which the Registration-related rights and obligations are being assigned and (y) the subsequent transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to Spinco (any such subsequent transferee, a “Subsequent Transferee”).

4.5 GOVERNING LAW; NO JURY TRIAL.

(a) This Agreement and any Action (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement or the negotiation, validity, interpretation, performance, breach or termination of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable conflicts of law principles thereof.

(b) Each party hereto shall appoint a representative who shall be responsible for administering this dispute resolution provision (each, an “Appointed Representative”). The Appointed Representatives shall have the authority to resolve Agreement Disputes (as defined below). Except as otherwise provided in this Agreement, in the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity, termination or breach of this Agreement or otherwise arising out of, or in any way related to, this Agreement (collectively, the “Agreement Disputes”), the Appointed Representatives shall provide written notice of such Agreement Dispute in the manner provided by Section 4.2 above (the “Dispute Notice”) and negotiate in good faith for a reasonable period of time to settle such Agreement Dispute; provided, however, that: (i) such reasonable period of time shall not, unless otherwise agreed to by all parties hereto in writing, exceed thirty (30) calendar days from the date of delivery of the Dispute Notice; and (ii) the Appointed Representative from each party hereto shall first have tried to resolve the differences between the parties hereto. Nothing said or disclosed, nor any document produced, in the course of any negotiations, conferences and discussions in connection with efforts to settle an Agreement Dispute that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose, but shall be considered as to have been disclosed for settlement purposes. Unless otherwise agreed in writing, the parties hereto will continue to honor all commitments under this Agreement during the course of dispute resolution of an Agreement Dispute pursuant to the provisions of this Section 4.5 with respect to all matters not specifically subject to such dispute resolution.

(c) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy. Nothing in this Agreement shall be deemed a waiver by any party hereto of any right to specific performance or injunctive relief. The parties hereto understand and agree that the covenants and agreements on each of their parts herein contained are uniquely related to the desire of the parties hereto and their respective Affiliates to consummate the transactions contemplated herein, that the transactions contemplated herein are a unique business opportunity at a unique time for each of Flex and Spinco and their respective Affiliates, and further agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms, and further agree that, although monetary damages may be available for the breach of such covenants and agreements, monetary damages would be an inadequate remedy therefor. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Texas Business Court in the Third Business Court Division of the State of Texas (or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the Texas Business Court in the First Business Court Division of the State of Texas or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division or,

if such Court lacks jurisdiction or declines to hear the applicable cause of action, the state district court of Travis County, Texas) (each court set forth in the express order immediately above, a “Chosen Court” and collectively, the “Chosen Courts”), and each of the parties hereto agree to the exclusive jurisdiction and venue of the Chosen Courts. Each of the parties hereto further agrees that, to the fullest extent permitted by applicable law, no party hereto shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 4.5 and each party hereto waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(d) Each of the parties hereto irrevocably agrees that, subject (except in the case of any legal action or proceeding seeking specific performance or injunctive relief pursuant to Section 4.5(c)) to prior compliance with Section 4.5(b), any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the applicable Chosen Court. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Chosen Courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Chosen Courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement: (i) any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 4.5; (ii) any claim that it or its property is exempt or immune from jurisdiction of any applicable Chosen Court or from any legal process commenced in such applicable Chosen Court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (iii) to the fullest extent permitted by the applicable law, any claim that: (x) the suit, action or proceeding in the applicable Chosen Court is brought in an inconvenient forum; (y) the venue of such suit, action or proceeding is improper; or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such Chosen Courts (other than by reason of, except in the case of any action or proceeding for specific performance or injunctive relief pursuant to Section 4.5(c), needing to first comply with the provisions of Section 4.5(b)). In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals. The parties hereto agree that service of any court paper may be made in any manner as may be provided under the applicable laws or court rules governing service of process in the applicable Chosen Court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(e) EACH OF THE PARTIES HERETO, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR LEGAL PROCEEDING (WHETHER AT LAW, IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

4.6 Headings. The article, section and paragraph headings contained in this Agreement are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

4.7 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

4.8 Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by Spinco and the Holders of a majority of the Registrable Securities; provided that if Flex or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of Flex if such amendment or waiver adversely affects the rights of Flex or such Affiliates of Flex. Any such waiver, amendment or supplement shall not be applicable or have any effect except in the specific instance in which it is given. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party hereto under or by reason of this Agreement.

(b) Notwithstanding the foregoing, no failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that any party hereto would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision of this Agreement must satisfy the conditions set forth in Section 4.8(a) and shall be effective only to the extent in such writing specifically set forth.

4.9 Registrations, Exchanges, etc. Notwithstanding anything to the contrary that may be contained in this Agreement, the provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (a) any shares of Spinco Common Stock, now or hereafter authorized to be issued, (b) any and all securities of Spinco into which the shares of Spinco Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by Spinco and (c) any and all securities of any kind whatsoever of Spinco or any successor or permitted assign of Spinco (whether by merger, consolidation, Sale of assets or otherwise) which may be issued on or after the date hereof in respect of, in conversion of, in exchange for or in substitution of, the shares of Spinco Common Stock, and shall be appropriately adjusted for any stock dividends, or other distributions, stock splits or reverse stock splits, combinations, recapitalizations, mergers, consolidations, exchange offers or other reorganizations occurring after the date hereof.

4.10 Further Assurances. In addition to and without limiting the actions specifically provided for elsewhere in this Agreement and subject to the limitations expressly set forth in this Agreement each of the parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement.

4.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or electronic transmission shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

[The remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Flex Ltd.

By:
Name:
Title:

Axiom Solutions International, Inc.

By:
Name:
Title:

Annex I

PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (BUY-SELL)

BY AND BETWEEN

FLEX LTD.

AND

AXIOM SOLUTIONS INTERNATIONAL, INC.

DATED AS OF [●]

PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (BUY-SELL)

This PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (this “Agreement”), dated as of [●], 2027 (the “Effective Date”), is entered into by and between Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H (“RemainCo”), and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”) (each of RemainCo and SpinCo, a “Party,” and collectively, the “Parties”).

RECITALS

WHEREAS, RemainCo and SpinCo, or certain of their respective Affiliates, have entered into that certain Separation and Distribution Agreement, dated as of [●], 2026 (together with all exhibits and schedules thereto, the “Separation Agreement”);

WHEREAS, the Separation Agreement contemplates that RemainCo and SpinCo will execute this Agreement, and this Agreement is being entered into by the Parties to satisfy the requirements described therein; and

WHEREAS, from time to time during the term of this Agreement, each of RemainCo and SpinCo desires to engage the other to manufacture, package, label and ship the Products (as defined below), on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Separation Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Acceptance Period” has the meaning set forth in Section 8.1.

(b) “Affiliate” means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the other Party or member of such other Party’s Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s shareholders prior to, or in the case of SpinCo’s stockholders, after the Effective Date.

(c) “Agreement” has the meaning set forth in the Preamble to this Agreement.

(d) “Applicable Customer Requirements” means the quality requirements, performance requirements, service levels, delivery requirements, capacity requirements, audit and inspection rights, acceptance criteria, return procedures, cancellation and rescheduling procedures, end-of-life procedures, customer claim procedures, Incoterms, title-transfer requirements, shipment-hold rights, premium-freight requirements, safety-stock requirements, minimum-order requirements and other obligations under Recipient’s agreement with the applicable Customer that are expressly identified in the applicable Contract Supplement as obligations of Provider with respect to the applicable Product. Provider shall comply with all Applicable Customer Requirements identified or referred in the applicable Contract Supplement. Recipient shall promptly notify Provider of any Customer-driven change to an Applicable Customer Requirement. Any such change shall require mutual agreement between the Parties before implementation and shall be implemented in accordance with Sections 2.3 and 7.1(c), including an equitable adjustment to pricing, lead times, inventory responsibility or other affected terms if the change increases Provider’s costs, overhead, liability, obligations or risks.

(e) “Approved Vendor List” or “AVL” means the bill of material or similar list provided by Recipient or Customer, as the case may be and approved by Recipient if provided by Customer to Provider, that determines the vendors from which Provider must purchase Materials, and may include, but is not limited to, original equipment manufacturers, resellers, distributors, or brokers.

(f) “Background IP” has the meaning set forth in Section 13.1(a).

(g) “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks in (i) New York, USA, (ii) the respective location of the registered office of the relevant Provider or (iii) the respective location of the registered office of the relevant Recipient, in each case, are authorized or required by Law to be closed.

(h) “Change Orders” means any written change order amending a Contract Supplement, which will require mutual agreement between the Parties before implementation.

(i) “Confidential Information” has the meaning set forth in Section 12.1.

(j) “Contract Supplement Term” has the meaning set forth in Section 9.1(b).

(k) “Contract Supplements” means the contract supplements attached hereto as Exhibit A (as such schedule may be amended, modified or supplemented from time to time in accordance with the terms of this Agreement).

(l) “Customer” means, with respect to a Product, the Third Party customer to whom Recipient or its applicable Affiliate sells or supplies such Product or a product into which such Product is incorporated, as identified in the applicable Contract Supplement.

(m) “Disclosing Party” has the meaning set forth in Section 12.2.

(n) “Economic Order Inventory” means Materials purchased in quantities above the required amount for Purchase Orders or Forecast Load in order to achieve price targets for such Materials.

(o) “Effective Date” has the meaning set forth in the Preamble to this Agreement.

(p) “Epidemic Failure” means, during the Warranty period, Customer returns:

•	at least 3 percent of delivered Product with a substantially similar workmanship failure within any one-year period;

•	at least 2 percent of the delivered Product with substantially similar workmanship failure within 90 days; or

•	the Product causes a safety issue or poses a safety hazard,

in each case due to a manufacturing and workmanship defect in the Product.

(q) “Excess Inventory” has the meaning set forth in Section 5.2.

(r) “Force Majeure Event” has the meaning set forth in Section 14.1.

(s) “Forecast” has the meaning set forth in Section 3.1.

(t) “Forecast Load” has the meaning set forth in Section 3.1.

(u) “Indemnifying Party” has the meaning set forth in Section 10.3.

(v) “Inventory” means all, whether on-hand, in-transit, or on order: (1) Materials, or (2) work-in-progress (WIP), partially completed Product, or (3) Special Inventory, or (4) Product.

(w) “Lead Time” means Materials Procurement Lead Time plus the Manufacturing Lead Time.

(x) “Manufacturing Lead Time” means, in respect of each Product, the manufacturing cycle time required from the delivery of the Materials at Provider’s facility to the completion of the manufacture, assembly and test processes.

(y) “Markup” means, in respect of a Product, the markup calculated in accordance with Section 3.3, as such calculation may be modified for such Product in the applicable Contract Supplement in accordance with Section 2.2.

(z) “Materials” means components, parts, raw materials and subassemblies that comprise the Product and that appear on the bill of materials for the Product.

(aa) “Materials Procurement Lead Time” means, with respect to any particular Material, the longer of (i) the lead time to obtain such Materials as recorded on Provider’s system of record and (ii) the actual lead time.

(bb) “Minimum Order Inventory” means Materials purchased in excess of requirements for Purchase Orders or Frozen Forecast Period because of minimum lot sizes required by the vendor.

(cc) “MRB” has the meaning set forth in Section 4.

(dd) “Net Working Capital” means, with respect to a Recipient or Provider, (a) the aggregate book value of (i) inventory (including Materials, work-in-progress, and Products), (ii) accounts receivables, less (b) (i) accounts payable including goods receipt no invoice (GRNI), (ii) any working capital advances including cash in advance payments or deposits from the Customer and (iii) any capitalized purchase price variance (“PPV”).

(ee) “Non-Complying Material” means Material shipped by Supplier to Provider that fails to meet Specifications, purchase order requirements, quality standards, or is unusable, damaged or defective upon delivery.

(ff) “Party” has the meaning set forth in the Preamble to this Agreement.

(gg) “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

(hh) “Price” has the meaning set forth in Section 3.3

(ii) “Product” means the products manufactured for the applicable Customer as of the Effective Date.

(jj) “Product Improvement” has the meaning set forth in Section 13.1(b).

(kk) “Production Materials” means materials (excluding Materials) that are consumed in the production processes to manufacture Products including solder, epoxy, cleaner solvent, labels, flux and glue.

(ll) “Provider” means any member of the (i) RemainCo Group, with respect to the Products to be provided by or on behalf of RemainCo to any member of the SpinCo Group, and (ii) SpinCo Group, with respect to the Products to be provided by or on behalf of SpinCo to any member of the RemainCo Group, in each case, as provided in each Contract Supplement.

(mm) “Provider Inventory Responsibility” has the meaning set forth in Section 4.3.

(nn) “Provider Materials” means those Materials or Production Materials, if any, that the applicable Contract Supplement expressly identifies as to be procured by Provider.

(oo) “Purchase Order” has the meaning set forth in Section 3.2(b).

(pp) “Quarterly Business Review” has the meaning set forth in Section 15.1.

(qq) “Receiving Party” has the meaning set forth in Section 12.2.

(rr) “Recipient” means any member of the (i) RemainCo Group, with respect to the Products to be supplied by or on behalf of SpinCo to any member of the RemainCo Group, and (ii) SpinCo Group, with respect to the Products to be supplied by or on behalf of RemainCo to any member of the SpinCo Group, in each case, as provided in each Contract Supplement.

(ss) “Recipient-Exclusive Materials” has the meaning set forth in Section 4.5.

(tt) “Recipient Indemnified Parties” has the meaning set forth in Section 10.1.

(uu) “Recipient Inventory Responsibility” has the meaning set forth in Section 4.3.

(vv) “Recipient Materials” means all Materials other than the Provider Materials, in each case procured by Recipient and sold to Provider for use in connection with the Services.

(ww) “Recipient Materials Lead Time” means, in respect of each Recipient Material, the minimum delivery arrival lead time (i) as set forth next to each Recipient Material in the Contract Supplement or (ii) as otherwise mutually agreed in writing by the Parties in good faith.

(xx) “RemainCo” has the meaning set forth in the Preamble to this Agreement.

(yy) “Separation Agreement” has the meaning set forth in the Recitals.

(zz) “Services” has the meaning set forth in Section 2.1(b).

(aaa) “Special Inventory” means any Minimum Order Inventory, Economic Order Inventory, safety stock, buffer stock, last-time buys and other mutually-agreed Inventory acquired by Provider in excess of the Purchase Orders or Forecast Load to support manufacturability or demand requirements.

(bbb) “Specifications” means the agreed detailed instructions provided by Recipient or Customer as of the Effective Date defining each Product, which shall include bills of materials, designs, schematics, assembly drawings, process documentation, test specifications, current revision number or any other requirements and an Approved Vendor List.

(ccc) “SpinCo” has the meaning set forth in the Preamble to this Agreement.

(ddd) “Subcontractor” has the meaning set forth in Section 2.3.

(eee) “Supplier” means the supplier of Materials that sells such Materials to Recipient but delivers them directly to Provider in accordance with the purchase terms agreed between Recipient and such Supplier.

(fff) “Taxes” means federal, state and local excise, sales, use, VAT, and transfer taxes and similar charges. For clarity, “Taxes” do not include taxes based on the net income of Provider or on real estate property owned by Provider.

(ggg) “Tax Matters Agreement” means the Tax Matters Agreement, dated as of [●], 2026, by and between RemainCo and SpinCo (together with all exhibits and schedules thereto).

(hhh) “Term” has the meaning set forth in Section 9.1(a).

(iii) “Third Party” means any Person other than RemainCo, SpinCo and their respective Affiliates.

(jjj) “Total Material Cost” means, with respect to a Product, the amount calculated in accordance with the “Total Material Cost Calculation” set forth in the applicable Contract Supplement for such Product.

(kkk) “Total Net Manufacturing Cost” means, the total manufacturing cost incurred by Provider to manufacture, including but not limited to, materials, inbound and outbound freight, facility costs, fully burdened labor costs, depreciation on generic equipment, customs duties, PPV and non-recoverable Taxes. For clarity, the full list of elements will be captured in Parties’ operating document as per P/L accounts.

(lll) “Trade and Regulatory Requirements” has the meaning set forth in Section 4.5.

(mmm) “True-Up” has the meaning set forth in Section 3.5(a).

(nnn) “Underutilization Costs” means the reasonable, documented costs incurred by Provider as a result of underutilization of production capacity in the event that Recipient’s actual purchased volume of Products is less than the volume included in the Forecast, including facility costs, equipment costs and amortization, labor costs and other similar costs related to preparing for or continuing the mass production of the Products.

(ooo) “Working-Capital Neutrality” means the principle that the provision or receipt of Services under this Agreement shall not cause a material change in the Net Working Capital of the applicable Recipient or Provider in accordance with Section 3.8.

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause and Exhibit are references to the Articles, Sections, paragraphs, clauses and Exhibits to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the Preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any Party pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by SpinCo or RemainCo shall be deemed to require SpinCo or RemainCo, as the case may be, to cause the applicable members of the SpinCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

ARTICLE 2

MANUFACTURING SERVICES

Section 2.1 Services. Subject to the terms and conditions of this Agreement and each Contract Supplement, as between the Parties:

(a) Recipient shall procure from Supplier, sell and deliver (via Supplier) to Provider all Recipient Materials, and Provider shall purchase such Recipient Materials from Recipient, in each case in accordance with this Agreement, the applicable Contract Supplement, and the Specifications with title and risk of loss passing as provided in Section 2.2 and with the Parties implementing the triangular invoicing process set forth in the applicable Contract Supplement;

(b) Provider shall (i) where the applicable Contract Supplement expressly so provides, procure the Provider Materials, (ii) manufacture, assemble, test, package and label the Products, (iii) supply the Products to Recipient, and Recipient shall purchase such Products from Provider, and (iv) perform the inbound and outbound logistics services expressly set forth in the applicable Contract Supplement, in each case (of the foregoing clauses (i)-(iv)) pursuant to Purchase Orders delivered by Recipient to Provider and in accordance with this Agreement, the applicable Contract Supplement, the Specifications and the Applicable Customer Requirements (such Provider activities, collectively, the “Services”).

Section 2.2 Contract Supplements. The general terms and conditions set forth in this Agreement shall govern each Contract Supplement and shall supersede and take priority over any contrary or inconsistent terms set forth in any Contract Supplement, except as expressly provided in this Section. The Contract Supplement of this Agreement shall identify the Term for each Customer and/or Product under the buy-sell arrangements. To the extent applicable, each Contract Supplement shall set forth or refer to the Customer-specific and Product-specific pricing, Lead Times, Forecast and S&OP procedures, Applicable Customer Requirements and those Customer-specific terms shall control over any additional terms of this Agreement solely with respect to the Products and Customer covered by such Contract Supplement.

Section 2.3 Operational Changes. Ordinary-course operational or administrative adjustments to any Contract Supplement that do not materially change the scope of Services or obligations of the Parties or the working-capital neutrality principles explained later in this Agreement, may be documented by a Change Order following discussion at the Quarterly Business Review or otherwise as mutually agreed in writing by the Parties. Each Change Order must be mutually agreed in writing and executed by each Party. Any other changes to the terms of this Agreement or any Contract Supplement must be made by a written amendment executed by each Party in accordance with Section 16.6.

Section 2.4 Subcontracting. Provider shall have the right to subcontract its obligations under this Agreement to: (i) any of its Affiliates; (ii) any other Third Parties that have been approved in advance in writing by Recipient (such approval not to be unreasonably withheld, conditioned or delayed); and (iii) any Third Party engaged by Recipient to provide freight delivery services, if any (each, a “Subcontractor”). No such subcontract by Provider shall, as between Provider and Recipient, modify any terms of this Agreement or any Contract Supplement, and such subcontract shall not relieve Provider of any of its obligations hereunder. Provider will remain liable to Recipient for any breach or violation of this Agreement by the applicable Subcontractor in connection with such Subcontractor’s activities hereunder.

ARTICLE 3

FORECASTS; ORDERS; FEES; PAYMENT

Section 3.1 Forecasts. Recipient or Customer shall provide Provider (and Recipient) with each Customer forecast for Products under an applicable Contract Supplement (each, a “Forecast”). Provider shall review each Forecast through its sales, inventory and operations planning process against available capacity, Materials and headcount and shall identify any constraint, exception or required mitigation at the next applicable S&OP meeting. The Recipient shall confirm at that S&OP meeting the portion of the Forecast that Provider needs to prioritize and drive (“Forecast Load”). Provider may procure Materials, reserve production capacity and plan production in reliance on the Forecast Load. If any Customer has requirements to hold safety stocks, vendor managed inventory requirements, or warehousing requirements set forth in the applicable Contract Supplement, Provider shall comply with such requirement and pass through the cost of such requirement to Recipient. Customer forecasting terms expressly identified in the applicable Contract Supplement shall be mirrored between the Parties. If a reduction in the Forecast Load results in Underutilization Costs, Provider shall first use commercially reasonable efforts to mitigate those costs, including by reallocating capacity, materials and labor, and Recipient shall reimburse Provider for the remaining Underutilization Costs.

Section 3.2 Purchase Orders.

(a) For Products. Recipient shall submit all Purchase Orders for the Products, each of which shall incorporate by reference the terms and conditions of this Agreement and the applicable Contract Supplement and shall specify the Product volumes and delivery dates for the Products, via email or other method agreed upon in writing between the Parties, to Provider. Unless otherwise specified in the applicable Contract Supplement, specific to Product Purchase Orders, Provider shall confirm each Purchase Order by submitting an acknowledgment via response email or other method agreed upon in writing between the Parties as soon as reasonably practicable and in no event later than two (2) Business Days after receipt of such Purchase Order. Failure of Provider to respond within such period shall be deemed confirmation of the Purchase Order. For the avoidance of doubt, unless agreed by Provider in writing, any variations made to the terms and conditions of this Agreement or the applicable Contract Supplement by Recipient in any Purchase Order are void and have no effect.

(b) For Recipient Materials. Provider shall submit purchase orders to Recipient for the Recipient Materials required to fulfill accepted purchase orders for Products and the non-binding production plan confirmed under Section 3.1, each of which shall incorporate by reference the terms and conditions of this Agreement and the applicable Contract Supplement and shall identify the applicable Recipient Materials, quantities, prices, Incoterms, delivery points and requested delivery dates, in accordance with the ordering process and schedule timeline set forth in the applicable Contract Supplement. The Parties shall implement the triangular invoicing process specified in the applicable Contract Supplement in respect of sales of Recipient Materials by Recipient to Provider. Each purchase order submitted under Section 3.2 is a “Purchase Order.” For clarity, specific to this Agreement, the Supplier shall notify Provider directly when the Recipient Material is ready to be shipped based on the delivery dates outlined in the Purchase Order between Recipient and Supplier.

(c) If any of the Recipient Materials to be delivered by Supplier to Provider in connection with a Materials Purchase Order: (i) are not delivered to comply with, or in advance of, the applicable Recipient Materials Lead Time (or another delivery date mutually agreed in writing by the Parties that is in advance of the production schedule necessary to manufacture and produce the Products in accordance with the relevant Purchase Order) through no fault of Provider; (ii) do not conform to the agreed-upon quantity and the supplied quantity is not adequate for Provider to produce the amount of Product that is the subject of such Purchase Order; or (iii) are Non-Complying Material after Provider’s reasonable inspection, then Provider may (x) reduce the quantity of Recipient Materials to be delivered under such Purchase Order in proportion to such untimely, inadequate or Non-Complying Material and/or (y) reject the Recipient Materials that are untimely delivered pursuant to clause (i) above or are Non-Complying Material and return such Recipient Materials to Supplier (upon notice to Recipient) from Provider, in each case, at Recipient’s sole cost and expense, and notwithstanding anything to the contrary in this Agreement, Provider shall have no liability for any such returned Recipient Material or reduction of Product delivered under such Purchase Order.

Section 3.3 Pricing. With respect to each Product supplied under a Contract Supplement, the price for such Product (“Price”) shall be equal to the sum of (a) the defined standard price for the Recipient Materials incorporated into such Product, without any Markup, plus (b) the Total Material Cost for any Provider Materials incorporated into such Product, plus (c) the Total Net Manufacturing Cost for such Product, plus (d) a Markup equal to ten percent (10%) of the labor and depreciation components included in Total Net Manufacturing Cost, unless a different Markup is expressly set forth in the applicable Contract Supplement. In no event shall the Markup for any Product exceed the maximum Markup or margin set forth in the applicable Contract Supplement. The applicable Contract Supplement shall identify the cost categories included in Total Material Cost and Total Net Manufacturing Cost, the cost categories to which the applicable Markup applies, the applicable Markup amount or percentage, any region-specific pricing assumptions, any maximum Markup applicable to such Product and the pricing treatment for Recipient Materials and Provider Materials (as applicable). Provider shall not charge any Markup, fee or cost that is not authorized by this Agreement or the applicable Contract Supplement.

Section 3.4 Taxes. Recipient or Customer shall be responsible for all Taxes.

Section 3.5 Inflation, Exchange Rates and Tariffs.

(a) At each Quarterly Business Review, the Parties shall review and adjust the fees and prices payable under this Agreement and each Contract Supplement to account for changes in currency exchange rates, inflation, storage, underutilization claims and tariffs in accordance with this Section 3.5 (each, a “True-Up”). Each True-Up shall apply to Products shipped during the immediately preceding calendar quarter and, once determined in accordance with this Section 3.5, shall be reflected as a credit or debit, as applicable, in the next invoice issued following the applicable Quarterly Business Review.

(b) Tariff True-Up. If, during any calendar quarter, Provider pays or receives a refund, credit, rebate or drawback for any tariff, customs duty, import duty, export duty, trade remedy duty or similar governmental charge (“Tariff”) incurred on procurement of Materials or Products used, manufactured or shipped under this Agreement, the amounts invoiced and paid for Products shipped during such calendar quarter shall be increased or decreased, as applicable, by the amount of such charge or refund, credit, rebate or drawback actually paid or received by Provider, net of any amounts already included in the price of such Products. Provider shall use commercially reasonable efforts to pursue any refund, credit, rebate or drawback that is reasonably available and would reduce amounts payable by Recipient. For clarity, Provider has the right to invoice the Recipient on a monthly basis for any Tariff charges incurred during the quarter.

(c) Underutilization True-Up. Where Provider has reserved production capacity, tooling or dedicated resources in reliance on a Forecast or a capacity commitment, and Recipient’s actual Purchase Orders for the affected Products are below such reserved capacity or committed volume for the applicable measurement period, Provider’s claim for under-absorbed costs shall be determined on a case-by-case basis by good-faith analysis of the documented, unavoidable fixed costs actually incurred by Provider with respect to the reserved capacity and not otherwise recovered, net of Provider’s commercially reasonable mitigation as mutually agreed with Recipient (including redeployment of the affected capacity agreed between the parties). The applicable Contract Supplement may specify the capacity baseline, the measurement period and the method for calculating under-absorbed costs.

(d) Supporting Information; Disputes. Within thirty (30) days after the end of each calendar quarter, Provider shall use commercially reasonable efforts to deliver to Recipient a statement showing the calculation of each True-Up for such quarter in reasonable detail, together with reasonable supporting documentation, however failure to submit such documentation shall not excuse Recipient’s obligation to review and adjust the prices based on the true — up requirement set forth in this Section 3.5. Recipient may dispute any True-Up by providing written notice to Provider within thirty (30) Business Days after receipt of such statement, specifying the disputed amount and the basis for the dispute in reasonable detail. The Parties shall resolve any such dispute in accordance with Section 15.2. Any undisputed amount shall be reflected as a credit or debit, as applicable, in the next invoice issued following the applicable Quarterly Business Review.

Section 3.6 Payment Terms. Except as expressly provided otherwise in the applicable Contract Supplement:

(a) Invoicing and Payment. Provider shall invoice Recipient for amounts payable under this Agreement or the applicable Contract Supplement. Provider shall invoice Recipient in U.S. dollars with a net 30-day payment term, and Recipient shall pay such undisputed invoice in accordance with the appropriate payment term needed to maintain Working-Capital Neutrality for Provider’s fiscal month end in accordance with Section 3.7.

(b) Disputed Invoices. If Recipient has any reasonable grounds for disputing in good faith any invoiced amounts, as soon as practicable but no longer than thirty (30) Business Days of Recipient’s receipt of the disputed invoice, Recipient shall provide Provider with written notice specifying the amount of the invoice that is disputed and describing in reasonable detail the basis of the dispute. The Parties shall seek to resolve any such dispute in accordance with Section 15.2. Any amounts not disputed in accordance with this Section 3.6(b) shall be deemed accepted and payable as provided in Section 3.6(a).

Section 3.7 Monthly Reconciliation.

(a) Ten (10) Business Days prior to the end of each fiscal month (each, a “Reconciliation Date”), each Provider shall deliver to the applicable Recipient a statement (each, a “Monthly Reconciliation Statement”) setting forth in reasonable detail: (i) all amounts invoiced by such Provider during the current fiscal month, (ii) all amounts paid or payable by Provider in connection with the provisions of the applicable Services during the current fiscal month, (iii) any credits, debits or adjustments arising under this Agreement or any Contract Supplement during the current fiscal month and (iv) a proposed net payable or net receivable balance as between Provider and Recipient for such fiscal month, calculated as a difference between clauses (i) and (ii) above, as adjusted by any amounts described in clause (iii) (the “Net Settlement Amount”).

(b) Provider and Recipient shall cooperate in good faith to review and confirm each Monthly Reconciliation Statement. Within five (5) Business Days after receipt of a Monthly Reconciliation Statement from the Provider (the “Review Period”), the applicable Recipient shall either (i) confirm in writing (including by email) its agreement with the Net Settlement Amount set forth therein, or (ii) deliver to the Provider a written notice of discrepancy specifying, in reasonable detail, the amount in dispute and the basis for the dispute. If the Recipient does not deliver a notice of discrepancy within the Review Period, the Monthly Reconciliation Statement shall be deemed confirmed. The Parties shall resolve any such dispute in accordance with Section 15.2.

(c) Upon confirmation (or deemed confirmation) of a Monthly Reconciliation Statement, Provider or Recipient, as applicable, shall net the accounts receivable balances reflected therein, and the Party owing the Net Settlement Amount shall pay such amount to the other Party immediately, but no later than the end of such fiscal month.

Section 3.8 Working Capital Neutrality. The Parties intend that the arrangements under this Agreement be working capital neutral for Provider. Consistent with Section 3.6, the payment schedule, true-up and other mechanics under this Agreement and each Contract Supplement shall be designed and administered so as to achieve, as closely as reasonably practicable, a cash conversion cycle for Provider, attributable to the Services, of zero, taking into account accounts payable, accounts receivables, Working Capital Advances, capitalized PPV and total inventory on hand with Provider. Working capital neutrality shall be measured and trued up on a consolidated basis across the Contract Supplements and, unless otherwise agreed in writing, effected through a single designated account and payment-terms adjustment (including by way of an accounts-payable hold applied to the designated account). The Parties acknowledge that the conveyance of Inventory as of the Effective Date may require additional measures during the initial period to preserve neutrality, and such additional measures shall be agreed to by the parties acting in good faith.

Section 3.9 Order of Preference to Attain Working Capital Neutrality. The Parties shall apply the following procedures, in the order of priority set forth below, to achieve and maintain Working-Capital Neutrality:

(a) If the Net Settlement Amount is payable by Recipient to Provider:

(i) Recipient holds accounts payable to Recipient;

(ii) Recipient shall adjust the payment term to accelerate payment of amounts payable;

(iii) Recipient shall pay the required Working Capital Advance.

(b) If the Net Settlement Amount is payable by Provider to Recipient:

(i) Provider shall refund any excess Working Capital Advance;

(ii) Recipient shall adjust the payment term to defer payment of accounts payable;

(iii) Provider shall adjust the payment term to accelerate payment of accounts payable.

ARTICLE 4

MATERIALS PROCUREMENT

Section 4.1 Authorization to Procure Materials and Inventory. Recipient’s approval of Forecast Load shall constitute authorization for Provider to procure Provider Materials and Recipient Materials:

(a) Inventory in amounts reasonably necessary to manufacture the Products covered by such approved Forecast Load or PO based on the applicable Lead Times; and

(b) Minimum Order Inventory reasonably required to support Recipient’s Purchase Orders or Forecast Load.

Section 4.2 Approved Vendor List (AVL). Recipient may provide to Provider and maintain an AVL. If Recipient provides an AVL to Provider with respect to any Provider Materials, Provider shall purchase such Materials only from vendors on such AVL. If agreed by Customer, Recipient may include Provider on the AVL for Provider Materials that Provider can supply. Any changes to an AVL shall be notified by Recipient or Customer to Provider. In the event Customer requests changes in AVL directly to Provider, Provider must agree and align with Recipient before such implementation of change.

Section 4.3 Discontinuance of Materials. Provider shall promptly notify Recipient upon becoming aware that any Supplier has discontinued, or intends to discontinue, any Provider Materials for any Product and Recipient shall promptly notify Provider upon becoming aware that any supplier has discontinued, or intends to discontinue, any Recipient Materials, and the Parties shall thereafter cooperate in good faith to assess the expected impact of such discontinuance on Provider’s manufacturing processes, Product performance, cost, lead times and delivery schedules. Any substitute Materials for such discontinued Materials shall be subject to the Parties’ mutual written agreement before implementation.

Section 4.4 Responsibility for Inventory.

(a) Except as set forth in a Contract Supplement and subject to Section 4.6, Provider shall be responsible during the Term for Inventory that Provider purchases for the purpose of manufacturing Recipient’s Products, including Inventory discrepancies, inventory shrinkage and inventory attrition, unusable, lost, or damaged, bonepile resulting from manufacturing process, workmanship defects arising during the Term (“Provider Inventory Responsibility”), except to the extent such Inventory becomes excess, obsolete, or otherwise impaired as a result of Recipient’s instructions, a change in the Applicable Customer Requirements (including bonepile caused by Customer’s specifications), cancellation or delay by Recipient or the applicable Customer or any other matter for which Recipient is responsible under this Agreement or the applicable Contract Supplement (“Recipient Inventory Responsibility”). Provider shall use commercially reasonable efforts to mitigate Inventory costs before invoicing Recipient for Inventory for the Recipient Inventory Responsibility. The Parties shall use best efforts to conduct a full physical inventory of the Inventory existing as of the Effective Date. Parties will review reports regarding Inventory specifically arising from bonepile & Material Review Board (“MRB”) on a weekly basis. Upon expiration or termination of the applicable Contract Supplement, responsibility for remaining Inventory shall transfer to Recipient in accordance with Section 9.3. Recipient shall resolve and close all open Inventory claims, including excess and obsolete inventory claims, within one hundred eighty (180) days after the claim is submitted with reasonable supporting documentation and Recipient shall make best efforts to remove such inventory within 60 days of resolution.

(b) To the extent Recipient supplies Provider with Recipient Materials in amounts necessary to manufacture the Products under accepted Purchase Orders, as specified in the applicable Contract Supplement, Provider shall hold such Recipient Materials for a period of up to six (6) months following receipt of such Materials or Recipient Materials of a nature requiring specialized storage materially different than that utilized to store Recipient Materials at the delivery/manufacturing site identified in the relevant Contract Supplement during the Reference Period. Any Recipient Materials held by Provider for over six (6) months shall be repurchased by Recipient at the purchase price paid by Provider to Recipient for such Recipient Materials and returned to Recipient at Recipient’s cost, unless otherwise mutually agreed by the Parties in writing. Any surplus Recipient Materials shall be repurchased by Recipient at such purchase price and returned to Recipient at Recipient’s cost upon expiration or termination of this Agreement or the applicable Contract Supplement. Recipient shall reimburse Provider for any warehousing, storage or related services provided by Provider beyond those required by such Customer terms.

Section 4.5 Consigned Inventory. With respect to any inventory consigned by a Customer or Recipient and held by Provider in connection with the manufacture of Products, the terms of the applicable Customer agreement expressly identified or referred in the applicable Contract Supplement shall be passed through to Provider. Any attrition of, or liability in respect of, such consigned inventory shall be subject to the limitations of liability set forth in Article 11 to the extent not covered by insurance, and responsibility for such inventory while in transit shall be determined by the Incoterms and Customer terms applicable to such shipment.

Section 4.6 Safety Stock; Minimum Orders and Stocking Strategy. Recipient shall be responsible for Minimum Order Inventory, safety stock and other Special Inventory procured in accordance with the applicable Contract Supplement to the extent such Inventory becomes excess or obsolete because of a Customer requirement, Recipient instruction, engineering change, cancellation, rescheduling or termination for which Recipient is responsible.

Section 4.7 Trade Regulatory Requirements. Provider shall source Provider Materials in accordance with the Approved Vendor List and the Applicable Customer Requirements. Recipient will source Recipient Materials in accordance with the Applicable Customer Requirements. Each Party shall comply with all applicable Laws relating to trade sanctions, export controls, import restrictions, customs and tariffs, anti-boycott regulations, restricted-party and denied-party screening requirements, and forced-labor and restricted-labor sourcing prohibitions (including the Uyghur Forced Labor Prevention Act, the EU Forced Labor Regulation, and any restrictions applicable to specified entities, materials, regions or countries of origin) (collectively, “Trade and Regulatory Requirements”). Recipient or Customer shall identify and communicate to Provider all Trade and Regulatory Requirements applicable to the Products, including the destinations to which Products or Materials are to be shipped, and the content of the Specifications, the Approved Vendor List and the applicable bill of materials. Recipient shall bear primary responsibility for ensuring that the Specifications, the Approved Vendor List and the Customer requirements conform with all applicable Trade and Regulatory Requirements and shall promptly notify Provider of any change required to the Approved Vendor List or sourcing as a result thereof. Provider shall, in the performance of its obligations under this Agreement, comply with all Trade and Regulatory Requirements applicable to its operations, facilities and supply chain. If Provider becomes aware of any Trade and Regulatory Requirement, restriction, sanction, embargo, prohibited-party designation or labor-sourcing prohibition that affects or is reasonably likely to affect the Materials, the Approved Vendor List, the sourcing of Products or the shipment of Products or Materials, Provider shall promptly notify Recipient and the applicable Customer in writing, and the Parties shall cooperate in good faith to identify and implement any necessary changes. Provider shall not be liable for any delay, non-performance or supply disruption to the extent arising from Trade and Regulatory Requirements, sanctions or sourcing restrictions or from any resulting change to the Approved Vendor List, and any such change shall be implemented as a Materials or engineering change under Section 4.3 and Section 7.1. Provider shall be entitled to pass through to Recipient the documented, incremental costs of compliance or mitigation arising from any such change as a True-Up under Section 3.5 or as otherwise specified in the applicable Contract Supplement, provided such change is agreed by the Recipient. This Section is in addition to, and does not limit, Section 9.2. Nothing in this Section relieves either Party of its own obligations to comply with applicable Law.

ARTICLE 5

SCHEDULE CHANGE; CANCELLATION; STORAGE

Section 5.1 Quantity Changes and Shipment Schedule Changes.

(a) With respect to any Purchase Order accepted by Provider, (i) Recipient and/or Customer may request that Provider increase the quantity of Products ordered in accordance with Contract Supplement, and (ii) either Party may request that the delivery of such Products be rescheduled to a later date, in each case solely to the extent expressly permitted by, and in accordance with, the applicable Contract Supplement and subject to Materials or manufacturing capacity availability.

(b) Unless the decreased quantity is rescheduled for delivery at a later date in accordance with Section 5.1(a), any decrease in PO order shall be deemed cancellation under Section 5.3.

Section 5.2 Discontinuance of Product. Recipient shall notify Provider in writing within two (2) Business Days after becoming aware that a Customer has issued or intends to issue an end-of-life, discontinuance or similar notice concerning a Product supplied under a Contract Supplement. The Applicable Customer Requirements concerning end-of-life purchases, discontinuance, returns, rescheduling and related procedures shall apply to the extent identified in the applicable Contract Supplement. Recipient shall remain responsible for Products within the Manufacturing Lead Time and for resulting Excess Inventory (defined below) to the extent provided in Sections 5.1 and Section 5.3 and the applicable Forecast and S&OP procedures. “Excess Inventory” shall mean either of any Product, partially completed Product, Inventory or Special Inventory, on-hand, in transit, or non-cancellable on order that is no longer required for consumption to satisfy the next 90 calendar days of demand under the most recent Forecast.

Section 5.3 Cancellation. Customer or Recipient may cancel any PO in accordance with the terms of the Contract Supplement. Provider and Recipient shall cooperate to assess the impact of any such cancellation. Recipient shall be responsible for communicating such impact to the applicable Customer and shall be responsible for any liability arising out of such cancellation, including where the applicable Contract Supplement does not impose any corresponding liability on the Customer. Provider shall not be responsible for any loss arising out of a cancellation of a PO by Recipient or Customer.

Section 5.4 Materials Allocation. Inventory procured by Provider specifically for Products under a Contract Supplement shall be reserved for those Products and shall not be diverted for Provider’s benefit or the benefit of another customer without Recipient’s prior written consent. In the event of a shortage or other supply constraint affecting Materials not purchased specifically for Recipient, Provider shall not independently make allocation decisions between Recipient and other customers. Allocation shall follow the applicable supplier’s allocation decision, subject to the Applicable Customer Requirements and any allocation priority expressly stated in the applicable Contract Supplement. Provider shall promptly notify Recipient of the shortage, the supplier’s allocation and the anticipated effect on production and delivery. Risk of loss and title shall pass to Recipient upon Provider’s delivery of the Products and Inventory, as applicable, to Customer. Risk of loss for Materials and Inventory shall remain with Provider from the time of receipt of Materials in Provider’s care, custody and control and shall remain with Provider until the delivery of the Product and Inventory to Recipient or Customer. For clarity, any costs resulting from unusable, damaged or defective Materials or Inventory (including, but not limited to, bonepile) caused by Provider’s acts or omissions, outside of standard attrition rate existing as of Effective Date for each Contract Supplement, shall be borne by Provider while in Provider’s care, custody and control. All freight, insurance, and other shipping expenses shall be paid by Recipient.

ARTICLE 6

DELIVERY

Section 6.1 Delivery. Provider shall deliver all Products suitably packed in accordance with the Specifications and marked for shipment to the destination specified in the applicable Purchase Order. Unless otherwise agreed between the parties all the shipment under this Agreement shall be as per INCOTERMS Ex-Works (2020), at Provider’s facility. Provider shall provide outbound logistics services and Recipient shall reimburse Provider for the documented costs. If Provider manages outbound logistics, title to and risk of loss for the Products shall transfer to Recipient when the Products are picked up at Provider’s shipping dock. If the applicable Customer manages outbound logistics, title to and risk of loss shall transfer from Provider to Recipient and then from Recipient to the Customer at pickup location at Provider’s facility. Risk of loss and title shall pass to Recipient upon Provider’s delivery of the Products and Inventory, as per the Incoterm. All freight, insurance, and other shipping expenses shall be paid by Recipient.

Section 6.2 Delivery of Recipient Materials. Recipient shall sell and deliver all Recipient Materials to Provider pursuant to the terms of this Agreement and the applicable Contract Supplement at each delivery point specified in such Contract Supplement. Shipment responsibilities in respect of the Recipient Materials shall mirror the terms and conditions and Incoterms applicable to the supplier from which such Recipient Materials were procured, and Provider shall be responsible for inbound logistics in respect of the Recipient Materials where required by such terms or the applicable Contract Supplement. Freight, insurance, duties and other shipping expenses with respect to the Recipient Materials shall be allocated in accordance with such supplier terms and Incoterms and, absent any such allocation, shall be paid by Recipient.

Section 6.3 Premium Freight and Process Deviations. Provider shall not incur premium-freight costs or implement a material process deviation without Recipient’s prior written approval, except to the extent necessary to address an emergency involving safety or compliance with Law. Customer requirements concerning premium freight or process deviations that are expressly identified in the applicable Contract Supplement shall apply between the Parties. The applicable Contract Supplement shall allocate responsibility for approved premium-freight costs.

Section 6.4 Warehousing, Storage and Shipment Holds. Provider shall provide warehousing, storage and shipment-hold services required by the Applicable Customer Requirements. Recipient shall reimburse Provider for documented and reasonably incurred warehousing, storage or shipment-hold services that exceed those requirements and are requested or approved by Recipient. Recipient’s right to direct a shipment hold shall mirror the applicable Customer’s shipment-hold rights identified in the Contract Supplement. Where Recipient does not take delivery of finished Products or Excess Inventory within the period specified in the applicable Contract Supplement (or, absent such specification, within thirty (30) days after notice that such Products or Inventory are available), the parties will mutually agree on applicable storage and carrying costs, and Provider may invoice Recipient for reasonable, documented storage and carrying costs incurred thereafter, and the title and risk-of-loss provisions of Section 6.1 shall continue to apply. Provider shall not be deemed a bailee, carrier, warehouse operator or customer-logistics agent for such Products or Inventory unless Provider expressly assumes that role in a written agreement that sets forth the applicable pricing, service standard and liability framework.

ARTICLE 7

SPECIFICATIONS; QUALITY CONTROL

Section 7.1 Specifications and Engineering Changes.

(a) Provider shall manufacture, assemble and test Products in accordance with the Specifications, the applicable Contract Supplement and the Applicable Customer Requirements. Provider shall meet all delivery dates, on-time-in-full requirements, forecast-adherence requirements, service levels, performance standards, Recipient-dedicated capacity commitments and other operational requirements set forth in the applicable Contract Supplement. Applicable Customer requirements concerning late delivery, service levels, KPIs and capacity allocation shall flow through to Provider to the extent expressly identified in the applicable Contract Supplement. Provider shall be responsible for any failure to satisfy those requirements, subject to the liability cap and other limitations set forth in Article 11.

(b) Provider and Recipient shall maintain and update the Specifications in accordance with the terms of this Agreement, the applicable Contract Supplement and the Applicable Customer Requirements; provided, however, that, as between the Parties, Recipient shall be solely responsible for the sufficiency and adequacy of the Specifications. Any design for manufacturability (DFM) input, technical suggestions, or process recommendations provided by Provider are for Recipient’s consideration only and shall not alter or diminish Recipient’s sole responsibility for the sufficiency, adequacy and performance of the Specifications and the resulting Product design.

(c) Either Recipient (or Customer) or Provider may request that Provider incorporate engineering changes into the Product or Specifications by providing the other Party with a written description of the proposed engineering change sufficient to permit the Parties to evaluate the feasibility, cost, pricing impact, implementation requirements, delivery impact and any impact on the Applicable Customer Requirements. Provider shall proceed with engineering changes only after the Parties have agreed in writing upon the changes to the Specifications, delivery schedule, pricing, fees, implementation costs and any related Contract Supplement updates.

Section 7.2 Access, Quality Audits and Governmental Inspections. Provider shall comply with the quality standards, acceptance criteria, inspection procedures, audit procedures and governmental inspection procedures set forth in the applicable Contract Supplement. Upon reasonable advance notice, Provider shall provide Recipient and its authorized representatives with reasonable access to the applicable facilities, records and personnel as reasonably necessary to verify Provider’s compliance with the Specifications, quality requirements and Applicable Customer Requirements, subject to Provider’s reasonable safety, security and confidentiality procedures. Customer audit and inspection rights expressly identified in the applicable Contract Supplement shall flow through Recipient and may be exercised by the applicable Customer through or together with Recipient. Customer-driven changes to quality or inspection requirements shall be implemented in accordance with Sections 2.3 and 7.1(c).

Section 7.3 Immovable Capital Expenditures. The cost of immovable capital equipment shall be fully depreciated over the anticipated term of the applicable Contract Supplement through the applicable pricing and shall be written down by Recipient.

Section 7.4 Sanctions-Impacted Parts and Origin Documentation. Provider shall maintain certificates of origin and other supply-chain documentation required by the Applicable Customer Requirements or applicable Law. If a Material becomes unavailable or restricted because of applicable sanctions or trade restrictions, Provider shall promptly notify Recipient and reasonably cooperate in identifying an alternative. Recipient shall be responsible for qualifying or obtaining Customer approval of replacement parts required to continue production. The Parties shall negotiate in good faith regarding any Underutilization Costs resulting from the sanctions-related restriction after Provider has used commercially reasonable efforts to mitigate those costs. Nothing in this Section limits either Party’s right to terminate for a violation of Law under Section 9.2(e).

ARTICLE 8

PRODUCT ACCEPTANCE; REPRESENTATIONS AND WARRANTIES; REMEDIES

Section 8.1 Product Acceptance. Provider shall comply with all Customer quality and acceptance requirements expressly identified or referred in the applicable Contract Supplement during ramp, launch, new-product introduction and mass production. Customer may reject any Product that fails to conform to the Purchase Order, the Specifications, the Applicable Customer Requirements or the express warranties set forth in Section 8.2 by providing notice during the acceptance period applicable for each Product under the applicable Customer contract (the “Acceptance Period”). Products not rejected during the Acceptance Period shall be deemed accepted, but acceptance shall not waive any warranty claim that could not reasonably have been discovered during the Acceptance Period. Customer may return nonconforming Products in accordance with the applicable Customer procedures identified in the Contract Supplement or Customer contract. Provider shall be responsible for freight and shipment costs to the extent a warranty defect is found. Recipient shall bear the risk of loss and documented return costs for any returned Product for which no warranty defect or nonconformity is found.

Section 8.2 Representations and Warranties.

(a) Recipient Warranty. To the extent permitted by the applicable Third Party Contract, Recipient shall pass through to Provider any warranties for Recipient Materials purchased from such Third Party that form part of any Product, and Provider shall comply with the applicable claim procedures and take commercially reasonable actions necessary to preserve and enforce any such warranty.

(b) General Warranty.

(i) Provider warrants that the Products shall be manufactured in accordance with the applicable Specifications and shall be free from defects in workmanship for a period as specified in the applicable Contract Supplement from the date of shipment.

(c) Performance of Warranties. In addition to the general warranty set forth in Section 8.2(a), Provider shall perform all Customer warranty obligations expressly identified as Applicable Customer Requirements in the applicable Contract Supplement; provided that Recipient shall reimburse Provider for all costs and expenses incurred by Provider in performing such Customer warranty obligations, except where there is an Epidemic Failure, for which the performance of such warranty obligations and warranty remedies (arising due to Provider’s workmanship failure) shall be at Provider’s cost.

(d) Remedies. Upon any Product’s failure to comply with this express limited warranty, Provider shall at Recipient or Customer’s option, promptly repair or replace the Product and return it to Recipient and/ or Customer. Customer may follow the requirement and process for warranty remedies in the applicable Customer contract specified or referenced in the Contract Supplements and shall return Products due to warranty failure to Provider. Recipient or Customer shall bear all risk of loss, costs, and expenses associated with Products that Recipient returns or directs a third-party to return to Provider for which there is no warranty defect found. Provider will be responsible for all risk of loss, costs and expenses associated with Products for which there is a warranty defect found.

(i) Exclusion of certain warranties: Notwithstanding anything to the contrary in this Agreement, the foregoing warranty does not apply to, and Provider makes no representation or warranty with respect to, any of the following: (i) Materials, equipment or services provided by vendors on the AVL; (ii) defects, failures or noncompliance resulting from or related to the Specifications or any instructions provided by or on behalf of Recipient, including design flaws, material selection errors or process instructions embedded within the Specifications, in each case where Provider manufactured the Product in accordance with such Specifications and instructions; (iii) the design of the Products; (iv) Product that has been abused, damaged, altered, misused or mishandled (including improper storage, installation or handling in accordance with any static sensitive electronic device or handling requirements) by any Person after title passes to Recipient; (v) first articles, prototypes, pre-production units, test units or other similar units; (vi) defects resulting from any defective test equipment or test software Recipient provides; (vii) the compliance of Materials (excluding Production Materials) or Products with applicable Laws; or (viii) Product (including firmware, software or hardware incorporated into the Product) that is damaged or impacted by malicious cyber activity after delivery to Recipient. Recipient shall be liable for the reasonable, documented costs and expenses Provider incurs that arise out of, or are related to, the foregoing exclusions to Provider’s express limited warranty.

(e) Recipient shall provide its own warranties directly to its Customers and other Third Parties. Recipient shall not make any other representation to a Customer or other Third Party on Provider’s behalf, and Recipient shall expressly indicate that the Customers and other Third Parties must look solely to Recipient in connection with any warranty claims, problems or other matters related to the Product.

(f) Unless the Parties have entered into a separate agreement with associated pricing for extended warranty coverage for Products, Provider’s warranty obligations for applicable Products under this Agreement and any Contract Supplement shall terminate upon termination of this applicable Contract Supplement. Upon expiration or termination of this Agreement or the applicable Contract Supplement, Recipient shall be responsible for any Customer warranty obligations relating to the applicable Products. Provider’s warranty obligations shall be subject to the limitations of liability set forth in Article 11.

(g) Notwithstanding anything to the contrary in this Agreement, Provider shall provide the warranty remedies applicable under the relevant Customer contract (as identified in the applicable Contract Supplement) for Products that are defective due to a warranty failure, even if such Products were manufactured and shipped prior to the Effective Date.

(h) Provider shall be entitled to charge back to Recipient all documented costs and expenses incurred in connection with any warranty failure under this Section 8.2 (including labor, freight and Material costs), and Recipient shall reimburse Provider for such documented costs on a monthly basis.

Section 8.3 No Representations or Other Warranties. PROVIDER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES REGARDING EITHER PROVIDER’S PERFORMANCE OF SERVICES OR REGARDING THE PRODUCTS THEMSELVES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH

RECIPIENT, AND PROVIDER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

ARTICLE 9

TERM AND TERMINATION

Section 9.1 Term.

(a) Unless earlier terminated in accordance with Section 9.2, the term of this Agreement shall begin on the Effective Date and shall continue in effect until the last Contract Supplement to expire or terminate (the “Term”).

(b) Unless earlier terminated in accordance with Section 9.2 or the applicable Contract Supplement, the term of each Contract Supplement shall commence and end on the dates specified in that Contract Supplement (the “Contract Supplement Term”).

(c) Recipient may request an extension of a Contract Supplement by providing written notice to Provider before expiration of the then-current Contract Supplement Term, the required notice period shall be (i) ninety (90) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less, as set forth in Table A below. Any extension shall require the Parties’ mutual written consent (including, as applicable, mutual agreement on duration, pricing and changes to operational and contractual terms) and shall be subject to Tax review on a case-by-case basis. No extension or renewal shall be permitted if it would prevent, be reasonably likely to prevent or be inconsistent with the Tax-Free Status of the Transactions with respect to the Distribution, as defined in the Tax Matters Agreement.

Section 9.2 Termination.

(a) Mutual Agreement. The Parties may terminate any Contract Supplement (in whole or in part) or this Agreement (together with all Contract Supplements) at any time upon mutual written agreement of the Parties.

(b) Termination for Convenience. Upon prior written notice to Provider, Recipient may terminate one or more Contract Supplements pursuant to which Products are being provided to Recipient, for any reason or no reason. Unless a different notice period is expressly set forth in the applicable Contract Supplement, the required notice period shall be (i) ninety (90) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less, as set forth in Table A below. Any such termination shall be effective upon expiration of the applicable notice period unless otherwise agreed by the Parties in writing. Following any termination pursuant to this Section 9.2(b), Recipient shall remain liable for Excess Inventory in accordance with Sections 5.3 and 9.3.

Table A. - Notice Periods for Extension and Early Termination by Recipient.

Term	Extension Notice Period	Termination Notice Period
1 Quarter or Less	At least 15 days	At least 15 days
>1 Quarter but < 2 Quarters	At least 30 days	At least 30 days
> 2 Quarters	At least 90 days	At least 90 days

(c) Insolvency. Except as otherwise provided by Law, each Party may terminate this Agreement (together with all Contract Supplements) (i) with immediate effect upon written notice to the other Party, in the event that the other Party (A) makes, or seeks to make, a general assignment for the benefit of its creditors or takes any similar action, or (B) ceases its operations or is liquidated or dissolved, and (ii) upon sixty (60) days’ prior written notice to the other Party, in the event that the other Party (x) commences, or has commenced against it, proceedings under bankruptcy, insolvency or debtor’s relief or similar applicable Laws affecting the enforcement of creditors’ rights generally in any jurisdiction (other than proceedings for the purpose of effecting a financial restructuring or reorganization in which such Party continues to operate its business in the ordinary course), which proceedings are not dismissed within such sixty (60)-day period, or (y) applies for, or consents to, the appointment of a trustee, receiver or custodian for a substantial part of its property related to this Agreement, which application or consent is not rejected or revoked within such sixty (60)-day period.

(d) Material Breach. Each Party may terminate any Contract Supplement or this Agreement (together with all Contract Supplements) upon thirty (30) days’ prior written notice to the other Party in the event that such other Party materially breaches such Contract Supplement or this Agreement, as applicable, unless such breach (excluding any failure to pay undisputed amounts of money when due) is cured within such thirty (30)-day period. For avoidance doubt the notice of such material breach and cure period to remedy such breach shall be fifteen (15) days for the Contract Supplement Term less than a quarter.

(e) Violation of Law. Each Party may terminate any Contract Supplement or this Agreement (together with all Contract Supplements) with immediate effect upon written notice to the other Party if the other Party violates the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010 or any other applicable anti-bribery, anti-corruption, anti-money laundering or sanctions Laws of any jurisdiction, in each case, in connection with the performance of this Agreement.

(f) Automatic Termination. This Agreement (together with all Contract Supplements) shall terminate immediately and automatically upon any determination of a competent jurisdiction that either Party is excused or prohibited from performing in full all obligations hereunder, including, without limitation, rejection of this Agreement pursuant to 11 U.S.C. §365.

Section 9.3 Effect of Termination.

(a) Expiration or termination of this Agreement or any Contract Supplement shall not affect the amounts due under this Agreement or the applicable Contract Supplement by either Party that exist as of the date of expiration or termination, including obligations in Article 5 with respect to payment by and shipment to Recipient of all Excess Inventory in existence as of such date.

(b) Upon expiration or termination of this Agreement or a Contract Supplement, Provider shall, at Recipient’s request, convert work-in-progress into finished Products and invoice Recipient for those Products in accordance with this Agreement. Within thirty (30) days after the applicable expiration or termination date, Recipient shall purchase and move all finished Products, work-in-progress, Materials and other Inventory for which Recipient is responsible. Recipient shall timely remove its equipment and any Customer-owned or consigned equipment from Provider’s facilities. Recipient shall purchase from Provider, at fair book value, as agreed between the Parties as of the expiration or termination date, all Provider-owned equipment mutually identified by the Parties in good faith as dedicated to the applicable Products. Recipient also shall satisfy all open Purchase Orders and other exit liabilities allocated to and agreed with Recipient. The Parties shall cooperate in good faith to implement the transition, storage, warehousing, site-restoration and equipment-transfer arrangements as reasonably required. If Recipient does not remove such Inventory within the thirty (30) day period, Provider may charge Recipient agreed reasonable storage and carrying costs, and a physical disposition procedure shall be arranged between the Parties as mutually agreed.

Section 9.4 Survival. Subject to the limitations and other provisions of this Agreement, the rights and obligations of the Parties set forth in Sections 3.4, 3.6, 4.4, 5.4 and 9.3 and Articles 8, 10, 11, 12, 13 and 16, and any terms or provisions that by their nature survive or are necessary to interpret or enforce such provisions, shall survive any termination or expiration of this Agreement or any Contract Supplement.

Section 9.5 Program Assets (Unique and Immovable) Early Termination Costs. If Recipient terminates any Contract Supplement or this Agreement for convenience or otherwise prior to the end of the applicable Contract Supplement Term, Recipient shall bear one hundred percent (100%) of the remaining unabsorbed or un-depreciated value of the program assets and any other tooling, equipment or assets acquired by Provider and are unique and immovable, to the extent not otherwise recovered through the price. Provider shall be entitled to recover such amounts, by a final invoice, issued upon such termination, for the remaining net book value of such assets, in each case net of any amount Provider actually recovers through commercially reasonable redeployment of such assets.

ARTICLE 10

INDEMNIFICATION

Section 10.1 Provider’s Indemnification to Recipient. Each Party, as the Provider shall indemnify, defend and hold harmless the other Party, as the Recipient, and the Recipient’s Affiliates and its and their respective employees, officers, agents and representatives (collectively, the “Recipient Indemnified Parties”) from and against all Liabilities incurred by a Recipient Indemnified Party to the extent arising out of, relating to or resulting from a Third Party claim concerning:

(a) any actual or alleged injury to or death of any Person or damage to property caused by a Product, to the extent caused by Provider’s breach of an express warranty under Article 8; or

(b) any actual or alleged infringement or misappropriation of a Third Party’s Intellectual Property, to the extent caused by a manufacturing process or Production Materials selected by Provider, except to the extent the claim would not have arisen but for Provider’s compliance with the Specifications or other written instructions supplied by Recipient.

(c) The indemnification obligations under this Section 10.1 shall survive the expiration or termination of this Agreement.

Section 10.2 Recipient’s Indemnification to Provider. Recipient shall pass through to Provider the benefit of any indemnity given by the applicable Customer to Recipient in respect of the Products to the extent permitted by the applicable Customer agreement. The foregoing pass-through indemnity from Recipient to Provider shall apply, except to the extent the underlying claim was caused by Provider’s gross negligence, willful misconduct or fraud, in each case except to the extent Provider is obligated to indemnify the Recipient Indemnified Parties in respect of such Liabilities under Section 10.1. The indemnification obligations under this Section 10.2 shall survive expiration or termination of this Agreement.

Section 10.3 Mutual Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party and its Affiliates and its and their respective employees, officers, agents and representatives from and against all Liabilities to the extent arising out of, relating to or resulting from a Third Party claim concerning the Indemnifying Party’s breach of or non-compliance with applicable Laws, including trade sanctions, export controls, import restrictions, customs regulations, anti-boycott laws, anti-bribery and anti-corruption laws, anti-money laundering laws, forced-labor and restricted-labor sourcing prohibitions, manufacturing safety and environmental laws, and product safety and regulatory compliance requirements, in each case to the extent such breach or non-compliance is attributable to the acts or omissions of the Indemnifying Party or its Affiliates, subcontractors or agents. This mutual indemnity is without prejudice to the specific indemnification obligations set forth in Sections 10.1 and 10.2. The indemnification obligations under this Section shall survive expiration or termination of this Agreement.

Section 10.4 Procedures for Indemnification. The indemnification procedures set forth in Section 6.4 and Section 6.5 of the Separation Agreement shall apply to the matters indemnified hereunder, mutatis mutandis; provided that the procedures related to indemnification of Tax matters shall be exclusively governed by the Tax Matters Agreement.

ARTICLE 11

LIMITATIONS OF LIABILITY; INSURANCE

Section 11.1 Limitation on Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EXCEPT WITH RESPECT TO A PARTY’S (A) INDEMNIFICATION OBLIGATIONS AND (B) BREACH OF CONFIDENTIALITY OBLIGATIONS, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE AND STRICT LIABILITY, OR OTHERWISE, AT LAW OR IN EQUITY, TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

Section 11.2 Liability Cap. EXCEPT WITH RESPECT TO A PARTY’S (A) INDEMNIFICATION OBLIGATIONS, (B) BREACH OF CONFIDENTIALITY OBLIGATIONS, (C) PAYMENT OBLIGATIONS, (D) FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, (E) PROVIDER’S OBLIGATION FOR EPIDEMIC FAILURE, AND (F) ANY OTHER EXCEPTION EXPRESSLY STATED IN THE APPLICABLE CONTRACT SUPPLEMENT, EACH PARTY’S AGGREGATE LIABILITY TO the OTHER PARTY (INCLUDING AFFILIATES) ARISING OUT OF OR RELATING TO THIS AGREEMENT, A CONTRACT SUPPLEMENT, THE SERVICES PROVIDED THEREUNDER OR ANY PRODUCT SUPPLIED THEREUNDER SHALL NOT EXCEED THE AGGREGATE CONTRIBUTION TO OPERATING PROFIT ACTUALLY RECEIVED BY PROVIDER UNDER THAT SPECIFIC CONTRACT SUPPLEMENT DURING THE PERIOD TO WHICH THE APPLICABLE CLAIM RELATES; LIABILITY UNDER AN APPLICABLE CUSTOMER REQUIREMENT SHALL FLOW THROUGH TO PROVIDER ONLY UP TO THE FOREGOING CAP AND RECIPIENT SHALL BEAR ANY EXCESS LIABILITY. FOR PURPOSES OF THIS SECTION, “AGGREGATE CONTRIBUTION TO OPERATING PROFIT” MEANS THE AGGREGATE AMOUNT EXPRESSLY RECEIVED BY PROVIDER AS MARKUP UNDER THE APPLICABLE CONTRACT SUPPLEMENT, EXCLUDING TOTAL MATERIAL COST, TOTAL NET MANUFACTURING COST, TAXES, FREIGHT, INSURANCE, DUTIES AND OTHER PASS-THROUGH AMOUNTS.

Section 11.3 Insurance. During the Term and for any additional period required by the applicable Contract Supplement, each Party shall maintain insurance policies and coverage limits that are commercially reasonable and appropriate for the risks allocated to that Party under this Agreement. Upon reasonable request, a Party shall provide the other Party with certificates of insurance evidencing such coverage. The maintenance of insurance shall not limit a Party’s liability or obligations under this Agreement.

ARTICLE 12

CONFIDENTIALITY

Section 12.1 Confidential Information. As used herein, “Confidential Information” means any confidential and proprietary information of a Party, regardless of form, which such Party considers to be confidential and proprietary, including information that: (a) if disclosed in writing, is labeled as “confidential” or “proprietary”; (b) if disclosed orally, is designated confidential at disclosure; (c) by nature or the circumstances of its disclosure, should reasonably be considered as confidential; or (d) constitutes information or data related to the Products, including Know-How, trade secrets, algorithms, source code, product/service specifications, prototypes, product roadmaps, Software, product pricing, marketing plans, financial data, personnel statistics, methods of manufacturing and processing, techniques, research, development, inventions (whether or not patentable and whether or not reduced to practice), data, ideas, concepts, drawings, designs and schematics. Notwithstanding the foregoing, the term “Confidential Information” shall not include information which: (i) rightfully becomes publicly available other than by a breach of a duty to the Disclosing Party or violation of Law; (ii) is rightfully received by the Receiving Party from a Third Party without any obligation of confidentiality; (iii) as evidenced by the Receiving Party’s written records, is rightfully known to the Receiving Party without any limitations on use or disclosure prior to its receipt from the Disclosing Party; or (iv) is independently developed by or on behalf of the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party.

Section 12.2 Confidentiality Obligations. Each Party and its Affiliates that receives, obtains or otherwise becomes aware of any Confidential Information of the other Party or its Affiliates under or in connection with this Agreement (the “Receiving Party”) agrees with respect to the Confidential Information of the other Party or its Affiliates (the “Disclosing Party”) to (a) keep the Disclosing Party’s Confidential Information confidential, (b) use the Disclosing Party’s Confidential Information only as necessary to perform its obligations or exercise its rights under this Agreement or otherwise in connection with a Dispute, (c) protect the Disclosing Party’s Confidential Information using at least the same degree of care that it uses to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care, and (d) limit access to the Disclosing Party’s Confidential Information to its personnel, Affiliates, assignees, contractors, subcontractors, sublicensees, authorized representatives and advisors, (including financial, tax, legal and technical advisors), in each case, who have a need to access or know such Confidential Information for the purpose of performing its obligations or exercising its rights under this Agreement and who are bound by confidentiality obligations or professional duties of confidentiality that are at least as protective of the Confidential Information as the obligations set forth in this Agreement. The Receiving Party shall be responsible for any breach of this Article 12 by any Person to whom it discloses the Disclosing Party’s Confidential Information, except to the extent such Person is separately bound by confidentiality obligations directly to the Disclosing Party. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to grant to the Receiving Party any rights in or to any Confidential Information of the Disclosing Party.

Section 12.3 Disclosure Required by Law. In the event that the Receiving Party is requested or required by Law (including subpoena or court order) to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permissible, provide prompt written notice to the Disclosing Party of such request or requirement, so that the Disclosing Party will have a reasonable opportunity to seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise) and, upon request, the Receiving Party shall reasonably cooperate with the Disclosing Party in seeking confidential treatment of such Confidential Information or other appropriate relief from such Law. If, in the absence of a protective order, other confidential treatment or waiver under this Agreement, the Receiving Party is advised by its legal counsel that it is legally required to disclose such Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Article 12; provided that the Receiving Party exercises commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any such Confidential Information prior to its disclosure and discloses only the minimum amount of such Confidential Information necessary to comply with such Law. Similarly, with respect to any disclosure of Confidential Information in connection with a Dispute, the Receiving Party shall exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any Confidential Information of the Disclosing Party prior to its disclosure.

Section 12.4 Disclosure in Connection with Due Diligence. The terms of each Exhibit (including the Contract Supplements) to this Agreement shall be the Confidential Information of both Parties. A Party may provide any Exhibit (including any Contract Supplement) to this Agreement to any Third Party, subject to confidentiality obligations no less restrictive than those set forth in this Article 12, if required to do so in connection with any diligence for any actual or potential bona fide business transaction with such Third Party related to the subject matter of this Agreement (including an acquisition, divestiture, merger, consolidation, asset sale, financing or public offering).

ARTICLE 13

INTELLECTUAL PROPERTY

Section 13.1 Intellectual Property Ownership.

(a) Subject to Section 13.2, each Party shall retain all right, title and interest in and to any and all Intellectual Property that is (a) owned by such Party or any of its Affiliates as of the Effective Date, or (b) developed or acquired by or on behalf of such Party or any of its Affiliates independently from the activities conducted under this Agreement (“Background IP”). Nothing in this Agreement or any Contract Supplement shall be construed as transferring ownership of any Background IP from one Party to the other.

(b) Except as otherwise expressly provided in this Agreement or any other Ancillary Agreement, as between the Parties, (i) Recipient shall own all right, title and interest in and to any modification, improvement, enhancement or development made during the Term that is specifically related to a Product, the Recipient Materials or the Specifications and that is separable from Provider Background IP and Provider’s generally applicable manufacturing techniques, processes, know-how and Intellectual Property (each, a “Product Improvement”), and (ii) Provider shall own all right, title and interest in and to any modification, improvement, enhancement or development with respect to Provider Background IP or any generally applicable manufacturing technique, process, know-how or Intellectual Property that is not specifically related to a Product, the Recipient Materials or the Specifications. Provider shall promptly disclose each Product Improvement to Recipient.

Section 13.2 Grant of License. Subject to the terms and conditions of this Agreement, Recipient, on behalf of itself and its Affiliates, hereby grants to Provider and the members of such Provider’s Group, a non-exclusive, nontransferable (except pursuant to a permitted assignment of this Agreement), sublicensable, worldwide, royalty-free license, during the term of this Agreement, in, to and under any Intellectual Property owned or controlled by Recipient and its Affiliates that is reasonably necessary for Provider’s performance of its obligations hereunder, such license solely to the extent reasonably necessary for, and solely for the purposes of, the manufacture, distribution and sale to Recipient of the Products hereunder (including as required to produce, formulate or otherwise process Recipient Material in connection therewith). Except as set forth in this Section 13.2 or as may be contained in a separate license agreement, this Agreement and the sale of Product hereunder does not convey a license (express or implied) under, or any other right, title or interest in or to, any Intellectual Property.

ARTICLE 14

FORCE MAJEURE

Section 14.1 Force Majeure. In case performance of any terms or provisions hereof shall be delayed or prevented, in whole or in part, because of or related to any requirement of any Law or national securities exchange, or because of an event beyond the reasonable control of such Party (or any Person acting on its behalf) that could not reasonably have been avoided or overcome through commercially reasonable measures, and includes acts of God, storms, floods, riots, pandemics, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism, failure of energy sources or distribution facilities, destruction of production facilities, Materials unavailability or equipment or tooling failure, in each case only if caused by an otherwise qualifying event and not by the affected Party’s failure to maintain appropriate sourcing, safety stock, maintenance, repair or business-continuity measures required under this

Agreement (each, a “Force Majeure Event”), then, upon prompt written notice stating the date and extent of such interference and the cause thereof by such Party to the other Party, such Party shall be excused from its obligations hereunder during the period such Force Majeure Event or its effects continue, and no liability shall attach against either Party on account thereof; provided, however, that the Party whose performance is interfered with promptly resumes the required performance upon the cessation of the Force Majeure Event or its effects. No Party shall be excused from performance if such Party fails to use commercially reasonable efforts to remedy the situation and remove the cause and effects of the Force Majeure Event. Notwithstanding the temporary excuse to perform to the extent prohibited by a Force Majeure Event, if a Party is not able to perform within (i) sixty (60) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less after the commencement of the Force Majeure Event, the other Party may terminate the affected Contract Supplement in accordance with Section 9.2(d). If the Force Majeure Event affects all Contract Supplements then in effect, the other Party may terminate this Agreement and all Contract Supplements in accordance with Section 9.2(d).

ARTICLE 15

MANAGEMENT AND DISPUTE RESOLUTION

Section 15.1 Quarterly Business Review. At the end of each quarter during the term of this Agreement, the Parties shall meet (in person or by audio or video conference) to discuss general business matters relating to this Agreement and the provision of Products hereunder (“Quarterly Business Review”). Such Quarterly Business Reviews shall include, without limitation, discussion of true-ups, planning, inventory mapping, Change Orders, invoices and any other matters requiring coordination, review or resolution under this Agreement. For the Contract Supplements with a Contract Supplement Term of two (2) quarters or less, the Parties shall conduct this review on a monthly basis.

Section 15.2 Dispute Resolution. The dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis; provided that prior to submitting a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement, the Parties shall first comply with the procedures set forth in this Section 15.2.

(a) The Parties shall seek to resolve any Dispute at the site or working level, with the involvement of Party employees involved in the day-to-day operation at issue in the Dispute, including local leadership for both Parties. If these efforts do not result in a resolution of the Dispute ten (10) days after initiation of this process, or such longer period as the Parties may mutually agree in writing, then the Dispute shall be referred to the general manager of the applicable manufacturing site and the business unit president responsible for the applicable Product for each Party or, in each case, an employee of similar authority if those titles change. Such representatives will meet (in person or by audio or video conference) during the next ten (10) days and shall confer in a good faith effort to resolve the Dispute. If such representatives are unable to resolve the Dispute within such ten (10) day period, then either Party may deliver a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement and the terms and conditions of Article VIII of the Separation Agreement shall apply.

Section 15.3 Data Sharing and Visibility. Upon Recipient’s reasonable request, Provider shall provide Recipient with open-book visibility into the costs and operations relating to the Products and the Services, including real-time visibility into sales, inventory and operations planning data, visibility into PPV and manufacturing costs, visibility into Inventory quantities, aging and location and operational visibility mirroring the terms of the applicable Customer agreement expressly identified in the applicable Contract Supplement. Provider shall also provide the local records and documentation identified in the applicable Contract Supplement, including certificates of origin. Any disclosure under this Section 15.3 shall constitute Confidential Information of Provider and shall be subject to Article 12.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Relationship of the Parties. Nothing in this Agreement shall be deemed or construed by the Parties or any Third Party as creating a relationship of principal and agent, partnership or joint venture between the Parties, between Provider and Recipient or with any individual providing Products, it being understood and agreed that no provision contained herein, and no act of any Party or members of their respective Groups, shall be deemed to create any relationship between the Parties or members of their respective Groups other than the relationship set forth herein. Each Party shall act under this Agreement solely as an independent contractor and not as an agent or employee of the other Party or any of such Party’s Affiliates.

Section 16.2 Complete Agreement; Construction. This Agreement, including the Exhibits (including the Contract Supplements) hereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Contract Supplements, Section 2.2 shall govern. In the event of any inconsistency between this Agreement and any Exhibit hereto (excluding the Contract Supplements), this Agreement shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof.

Section 16.3 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 16.4 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 16.4 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 16.4 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth on a schedule to be delivered by each Party to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 16.4):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300,

Austin, Texas 78759

Attention:   [●], [●]

Email:   legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:   Amr Razzak, Esq.

Email:   amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention:   [●], [●]

Email: [●]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:   Amr Razzak, Esq.

Email:   amr.razzak@skadden.com

Section 16.5 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 16.6 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 16.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that such first Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (a) one or more of its Affiliates and (b) the successor (if Customer contracts permits) to all or a portion of the business or assets to which this Agreement relates; provided, further, that (i) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignments or transfers it makes under the foregoing clause (b) and (ii) in either case of the foregoing clauses (a) or (b), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred. Any purported assignment in violation of this Section 16.7 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to by the non-assigning or non-transferring Party.

Section 16.8 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 16.9 No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement (including adversely affecting the rights or ability of any Party to successfully pursue indemnification or payment pursuant to this Agreement).

Section 16.10 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Date.

Section 16.11 Third Party Beneficiaries. Except with respect to indemnification obligations hereunder, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 16.12 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 16.13 Governing Law. This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 16.14 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Date, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party or Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article 16 (including after compliance with all notice and negotiation provisions), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 16.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 16.16 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

* * * * *

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

RemainCo

[FLEX LTD.]

Signature:
Name:	[●]
Title:	[●]

[Signature Page to Product Manufacturing and Supply Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

SpinCo

[AXIOM SOLUTIONS INTERNATIONAL, INC.]

Signature:
Name:	[●]
Title:	[●]

[Signature Page to Product Manufacturing and Supply Agreement]

EXHIBIT A

CONTRACT SUPPLEMENTS

[See attached.]

Exhibit A-30

Annex J

PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (TURNKEY)

BY AND BETWEEN

FLEX LTD.

AND

AXIOM SOLUTIONS INTERNATIONAL, INC.

DATED AS OF [●]

PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (TURNKEY)

This PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (this “Agreement”), dated as of [●], 2027 (the “Effective Date”), is entered into by and between Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H (“RemainCo”), and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”) (each of RemainCo and SpinCo, a “Party,” and collectively, the “Parties”).

RECITALS

WHEREAS, RemainCo and SpinCo, or certain of their respective Affiliates, have entered into that certain Separation and Distribution Agreement, dated as of [●], 2026 (together with all exhibits and schedules thereto, the “Separation Agreement”);

WHEREAS, the Separation Agreement contemplates that RemainCo and SpinCo will execute this Agreement, and this Agreement is being entered into by the Parties to satisfy the requirements described therein; and

WHEREAS, from time to time during the term of this Agreement, each of RemainCo and SpinCo desires to engage the other to manufacture, package, label and ship the Products (as defined below), on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Separation Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Acceptance Period” has the meaning set forth in Section 8.1.

(b) “Affiliate” means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the other Party or member of such other Party’s Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s shareholders prior to, or in the case of SpinCo’s stockholders, after the Effective Date.

(c) “Agreement” has the meaning set forth in the Preamble to this Agreement.

(d) “Applicable Customer Requirements” means the quality requirements, performance requirements, service levels, delivery requirements, capacity requirements, audit and inspection rights, acceptance criteria, return procedures, cancellation and rescheduling procedures, end-of-life procedures, customer claim procedures,

Incoterms, title-transfer requirements, shipment-hold rights, premium-freight requirements, safety-stock requirements, minimum-order requirements and other obligations under Recipient’s agreement with the applicable Customer that are expressly identified in the applicable Contract Supplement as obligations of Provider with respect to the applicable Product. Provider shall comply with all Applicable Customer Requirements identified or referred in the applicable Contract Supplement. Recipient shall promptly notify Provider of any Customer-driven change to an Applicable Customer Requirement. Any such change shall require mutual agreement between the Parties before implementation and shall be implemented in accordance with Sections 2.3 and 7.1(c), including an equitable adjustment to pricing, lead times, inventory responsibility or other affected terms if the change increases Provider’s costs, overhead, liability, obligations or risks.

(e) “Approved Vendor List” or “AVL” means the bill of material or similar list provided by Recipient or Customer, as the case may be and approved by Recipient if provided by Customer to Provider, that determines the vendors from which Provider must purchase Materials, and may include, but is not limited to, original equipment manufacturers, resellers, distributors, or brokers.

(f) “Background IP” has the meaning set forth in Section 13.1(a).

(g) “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks in (i) New York, USA, (ii) the respective location of the registered office of the relevant Provider or (iii) the respective location of the registered office of the relevant Recipient, in each case, are authorized or required by Law to be closed.

(h) “Change Orders” means any written change order amending a Contract Supplement, which will require mutual agreement between the Parties before implementation.

(i) “Confidential Information” has the meaning set forth in Section 12.1.

(j) “Contract Supplement Term” has the meaning set forth in Section 9.1(b).

(k) “Contract Supplements” means the contract supplements attached hereto as Exhibit A (as such schedule may be amended, modified or supplemented from time to time in accordance with the terms of this Agreement).

(l) “Customer” means, with respect to a Product, the Third Party customer to whom Recipient or its applicable Affiliate sells or supplies such Product or a product into which such Product is incorporated, as identified in the applicable Contract Supplement.

(m) “Disclosing Party” has the meaning set forth in Section 12.2.

(n) “Economic Order Inventory” means Materials purchased in quantities above the required amount for Purchase Orders or Forecast Load in order to achieve price targets for such Materials.

(o) “Effective Date” has the meaning set forth in the Preamble to this Agreement.

(p) “Epidemic Failure” means, during the Warranty period, Customer returns:

•	at least 3 percent of delivered Product with a substantially similar workmanship failure within any one-year period;

•	at least 2 percent of the delivered Product with substantially similar workmanship failure within 90 days; or

•	the Product causes a safety issue or poses a safety hazard,

in each case due to a manufacturing and workmanship defect in the Product.

(q) “Excess Inventory” has the meaning set forth in Section 5.2.

(r) “Force Majeure Event” has the meaning set forth in Section 14.1.

(s) “Forecast” has the meaning set forth in Section 3.1.

(t) “Forecast Load” has the meaning set forth in Section 3.1.

(u) “Indemnifying Party” has the meaning set forth in Section 10.3.

(v) “Inventory” means all, whether on-hand, in-transit, or on order: (1) Materials, or (2) work-in-progress (WIP), partially completed Product, or (3) Special Inventory, or (4) Product.

(w) “Lead Time” means Materials Procurement Lead Time plus the Manufacturing Lead Time.

(x) “Manufacturing Lead Time” means, in respect of each Product, the manufacturing cycle time required from the delivery of the Materials at Provider’s facility to the completion of the manufacture, assembly and test processes.

(y) “Markup” means, in respect of a Product, the markup calculated in accordance with Section 3.3, as such calculation may be modified for such Product in the applicable Contract Supplement in accordance with Section 2.2.

(z) “Materials” means components, parts, raw materials and subassemblies that comprise the Product and that appear on the bill of materials for the Product.

(aa) “Materials Procurement Lead Time” means, with respect to any particular Material, the longer of (i) the lead time to obtain such Materials as recorded on Provider’s system of record and (ii) the actual lead time.

(bb) “Minimum Order Inventory” means Materials purchased in excess of requirements for Purchase Orders or Frozen Forecast Period because of minimum lot sizes required by the vendor.

(cc) “MRB” has the meaning set forth in Section 4.3.

(dd) “Net Working Capital” means, with respect to a Recipient or Provider, (a) the aggregate book value of (i) inventory (including Materials, work-in-progress, and Products), (ii) accounts receivables, less (b) (i) accounts payable including goods receipt no invoice (GRNI), (ii) any working capital advances including cash in advance payments or deposits from the Customer and (iii) any capitalized purchase price variance (“PPV”).

(ee) “Party” has the meaning set forth in the Preamble to this Agreement.

(ff) “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

(gg) “Product” means the products manufactured for the applicable Customer as of the Effective Date.

(hh) “Product Improvement” has the meaning set forth in Section 13.1(b).

(ii) “Production Materials” means materials (excluding Materials) that are consumed in the production processes to manufacture Products including solder, epoxy, cleaner solvent, labels, flux and glue.

(jj) “Provider” means any member of the (i) RemainCo Group, with respect to the Products to be provided by or on behalf of RemainCo to any member of the SpinCo Group, and (ii) SpinCo Group, with respect to the Products to be provided by or on behalf of SpinCo to any member of the RemainCo Group, in each case, as provided in each Contract Supplement.

(kk) “Provider Inventory Responsibility” has the meaning set forth in Section 4.3.

(ll) “Purchase Order” has the meaning set forth in Section 3.2.

(mm) “Quarterly Business Review” has the meaning set forth in Section 15.1.

(nn) “Receiving Party” has the meaning set forth in Section 12.2.

(oo) “Recipient” means any member of the (i) RemainCo Group, with respect to the Products to be supplied by or on behalf of SpinCo to any member of the RemainCo Group, and (ii) SpinCo Group, with respect to the Products to be supplied by or on behalf of RemainCo to any member of the SpinCo Group, in each case, as provided in each Contract Supplement.

(pp) “Recipient Indemnified Parties” has the meaning set forth in Section 10.1.

(qq) “Recipient Inventory Responsibility” has the meaning set forth in Section 4.3.

(rr) “RemainCo” has the meaning set forth in the Preamble to this Agreement.

(ss) “Separation Agreement” has the meaning set forth in the Recitals.

(tt) “Services” has the meaning set forth in Section 2.1.

(uu) “Special Inventory” means any Minimum Order Inventory, Economic Order Inventory, safety stock, buffer stock, last-time buys and other mutually-agreed Inventory acquired by Provider in excess of the Purchase Orders or Forecast Load to support manufacturability or demand requirements.

(vv) “Specifications” means the agreed detailed instructions provided by Recipient or Customer as of the Effective Date defining each Product, which shall include bills of materials, designs, schematics, assembly drawings, process documentation, test specifications, current revision number or any other requirements and an Approved Vendor List.

(ww) “SpinCo” has the meaning set forth in the Preamble to this Agreement.

(xx) “Subcontractor” has the meaning set forth in Section 2.4.

(yy) “Taxes” means federal, state and local excise, sales, use, VAT, and transfer taxes and similar charges. For clarity, “Taxes” do not include taxes based on the net income of Provider or on real estate property owned by Provider.

(zz) “Tax Matters Agreement” means the Tax Matters Agreement, dated as of [●], 2026, by and between RemainCo and SpinCo (together with all exhibits and schedules thereto).

(aaa) “Term” has the meaning set forth in Section 9.1(a).

(bbb) “Third Party” means any Person other than RemainCo, SpinCo and their respective Affiliates.

(ccc) “Total Material Cost” means, the total standard Materials cost incurred by Provider to procure the Materials used in the applicable Product.

(ddd) “Total Net Manufacturing Cost” means, the total manufacturing cost incurred by Provider to manufacture including, but not limited to, materials, inbound freight, outbound freight, facility costs, fully burdened labor costs, depreciation on generic equipment, customs duties, PPV and non-recoverable Taxes. For clarity, the full list of elements will be captured in Parties’ operating document as per P/L accounts.

(eee) “Trade and Regulatory Requirements” has the meaning set forth in Section 4.6.

(fff) “True-Up” has the meaning set forth in Section 3.5.

(ggg) “Underutilization Costs” means the reasonable, documented costs incurred by Provider as a result of underutilization of production capacity in the event that Recipient’s actual purchased volume of Products is less than the volume included in the Forecast, including facility costs, equipment costs and amortization, labor costs and other similar costs related to preparing for or continuing the mass production of the Products.

(hhh) “Working-Capital Neutrality” means the principle that the provision or receipt of Services under this Agreement shall not cause a material change in the Net Working Capital of the applicable Recipient or Provider in accordance with Section 3.8.

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause and Exhibit are references to the Articles, Sections, paragraphs, clauses and Exhibits to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the Preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any Party pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by SpinCo or RemainCo shall be deemed to require SpinCo or RemainCo, as the case may be, to cause the applicable members of the SpinCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

ARTICLE 2

MANUFACTURING SERVICES

Section 2.1 Services. Subject to the terms and conditions of this Agreement and each Contract Supplement, Provider shall (i) order and purchase all Materials required to manufacture, assemble, test, package, label and ship the Products and (ii) manufacture, assemble, test, package, label and ship the Products, in each case in accordance with this Agreement, the applicable Contract Supplement, the Specifications and the Applicable Customer Requirements (collectively, the “Services”).

Section 2.2 Contract Supplements. The general terms and conditions set forth in this Agreement shall govern each Contract Supplement and shall supersede and take priority over any contrary or inconsistent terms set forth in any Contract Supplement, except as expressly provided in this Section. The Contract Supplement of this Agreement shall identify the Term for each Customer and/or Product under the turnkey supply arrangements. Each Contract Supplement shall set forth or refer to the Customer-specific and Product-specific pricing, Lead Times, Forecast and S&OP procedures, Applicable Customer Requirements, service levels, capacity commitments, quality and acceptance requirements, warranty requirements, logistics terms, inventory responsibilities, payment terms, INCOTERMS, exit procedures and other Customer-specific operating terms applicable to the Customer and the Products covered by such Contract Supplement, and those Customer-specific terms shall control over any additional terms of this Agreement solely with respect to the Products and Customer covered by such Contract Supplement.

Section 2.3 Operational Changes. Ordinary-course operational or administrative adjustments to any Contract Supplement that do not materially change the scope of Services or obligations of the Parties or the working-capital neutrality principles explained later in this Agreement, may be documented by a Change Order following discussion at the Quarterly Business Review or otherwise as mutually agreed in writing by the Parties. Each Change Order must be mutually agreed in writing and executed by each Party. Any other changes to the terms of this Agreement or any Contract Supplement must be made by a written amendment executed by each Party in accordance with Section 16.6.

Section 2.4 Subcontracting. Provider shall have the right to subcontract its obligations under this Agreement to: (i) any of its Affiliates; (ii) any other Third Parties that have been approved in advance in writing by Recipient (such approval not to be unreasonably withheld, conditioned or delayed); and (iii) any Third Party engaged by Recipient to provide freight delivery services, if any (each, a “Subcontractor”). No such subcontract by Provider shall, as between Provider and Recipient, modify any terms of this Agreement or any Contract Supplement, and such subcontract shall not relieve Provider of any of its obligations hereunder. Provider will remain liable to Recipient for any breach or violation of this Agreement by the applicable Subcontractor in connection with such Subcontractor’s activities hereunder.

ARTICLE 3

FORECASTS; ORDERS; FEES; PAYMENT

Section 3.1 Forecasts. Recipient or Customer shall provide Provider (and Recipient) with each Customer forecast for Products under an applicable Contract Supplement (each, a “Forecast”). Provider shall review each Forecast through its sales, inventory and operations planning process against available capacity, Materials and headcount and shall identify any constraint, exception or required mitigation at the next applicable S&OP meeting. The Recipient shall confirm at that S&OP meeting the portion of the Forecast that Provider needs to prioritize and drive (“Forecast Load”). Provider may procure Materials, reserve production capacity and plan production in reliance on the Forecast Load. If any Customer has requirements to hold safety stocks, vendor managed inventory requirements, or warehousing requirements set forth in the applicable Contract Supplement, Provider shall comply with such requirement and pass through the cost of such requirement to Recipient. Customer forecasting terms expressly identified in the applicable Contract Supplement shall be mirrored between the Parties. If a reduction in the Forecast Load results in Underutilization Costs, Provider shall first use commercially reasonable efforts to mitigate those costs, including by reallocating capacity, materials and labor, and Recipient shall reimburse Provider for the remaining Underutilization Costs.

Section 3.2 Purchase Orders. Recipient shall submit all Purchase Orders for the Products, each of which shall incorporate by reference the terms and conditions of this Agreement and the applicable Contract Supplement and shall specify the Product volumes and delivery dates for the Products (each, a “Purchase Order”), via email or other method agreed upon in writing between the Parties, to Provider. Unless otherwise specified in the applicable Contract Supplement, Provider shall confirm each Purchase Order by submitting an acknowledgment via response email or other method agreed upon in writing between the Parties as soon as reasonably practicable and in no event later than two (2) Business Days after receipt of such Purchase Order. Failure of Provider to respond within such period shall be deemed confirmation of the Purchase Order. For the avoidance of doubt, unless agreed by Provider in writing, any variations made to the terms and conditions of this Agreement or the applicable Contract Supplement by Recipient in any Purchase Order are void and have no effect.

Section 3.3 Pricing. With respect to each Product, the price for such Product shall equal: (a) the Total Material Cost for such Product, plus (b) the Total Net Manufacturing Cost for such Product, plus (c) a Markup percentage as defined in the Pricing Schedule. Inflation, Underutilization Costs, currency exchange rates and tariffs shall be trued up quarterly in accordance with Section 3.5. Provider shall not charge any Markup, fee or cost that is not expressly authorized by this Agreement or the applicable Contract Supplement.

Section 3.4 Taxes. Recipient or Customer shall be responsible for all Taxes.

Section 3.5 Inflation, Exchange Rates and Tariffs.

(a) At each Quarterly Business Review, the Parties shall review and adjust the fees and prices payable under this Agreement and each Contract Supplement to account for changes in currency exchange rates, inflation, underutilization claims and tariffs in accordance with this Section 3.5 (each, a “True-Up”). Each True-Up shall apply to Products shipped during the immediately preceding calendar quarter and, once determined in accordance with this Section 3.5, shall be reflected as a credit or debit, as applicable, in the next invoice issued following the applicable Quarterly Business Review.

(b) Tariff True-Up. If, during any calendar quarter, Provider pays or receives a refund, credit, rebate or drawback for any tariff, customs duty, import duty, export duty, trade remedy duty or similar governmental charge (“Tariff”) incurred on procurement of Materials or Products used, manufactured or shipped under this Agreement, the amounts invoiced and paid for Products shipped during such calendar quarter shall be increased or decreased, as applicable, by the amount of such charge or refund, credit, rebate or drawback actually paid or received by Provider, net of any amounts already included in the price of such Products. Provider shall use commercially reasonable efforts to pursue any refund, credit, rebate or drawback that is reasonably available and would reduce amounts payable by Recipient. For clarity, Provider has the right to invoice the Recipient on a monthly basis for any Tariff charges incurred during the quarter.

(c) Underutilization True-Up. Where Provider has reserved production capacity, tooling or dedicated resources in reliance on a Forecast or a capacity commitment, and Recipient’s actual Purchase Orders for the affected Products are below such reserved capacity or committed volume for the applicable measurement period, Provider’s claim for under-absorbed costs shall be determined on a case-by-case basis by good-faith analysis of the documented, unavoidable fixed costs actually incurred by Provider with respect to the reserved capacity and not otherwise recovered, net of Provider’s commercially reasonable mitigation as mutually agreed with Recipient (including redeployment of the affected capacity agreed between the parties). The applicable Contract Supplement may specify the capacity baseline, the measurement period and the method for calculating under-absorbed costs.

(d) Supporting Information; Disputes. Within thirty (30) days after the end of each calendar quarter, Provider shall use commercially reasonable efforts to deliver to Recipient a statement showing the calculation of each True-Up for such quarter in reasonable detail, together with reasonable supporting documentation, however failure to submit such documentation shall not excuse Recipient’s obligation to review and adjust the prices based on the true — up requirement set forth in this Section 3.5. Recipient may dispute any True-Up by providing written notice to Provider within thirty (30) Business Days after receipt of such statement, specifying the disputed amount and the basis for the dispute in reasonable detail. The Parties shall resolve any such dispute in accordance with Section 15.2. Any undisputed amount shall be reflected as a credit or debit, as applicable, in the next invoice issued following the applicable Quarterly Business Review.

Section 3.6 Payment Terms. Except as expressly provided otherwise in the applicable Contract Supplement:

(a) Invoicing and Payment. Provider shall invoice Recipient for amounts payable under this Agreement or the applicable Contract Supplement. Provider shall invoice Recipient in U.S. dollars with a net 30-day payment term, and Recipient shall pay such undisputed invoice in accordance with the appropriate payment term needed to maintain Working-Capital Neutrality for Provider’s fiscal month end in accordance with Section 3.7.

(b) Disputed Invoices. If Recipient has any reasonable grounds for disputing in good faith any invoiced amounts, as soon as practicable but no longer than thirty (30) Business Days of Recipient’s receipt of the disputed invoice, Recipient shall provide Provider with written notice specifying the amount of the invoice that is disputed and describing in reasonable detail the basis of the dispute. The Parties shall seek to resolve any such dispute in accordance with Section 15.2. Any amounts not disputed in accordance with this Section 3.6(b) shall be deemed accepted and payable as provided in Section 3.6(a).

Section 3.7 Monthly Reconciliation.

(a) Ten (10) Business Days prior to the end of each fiscal month (each, a “Reconciliation Date”), each Provider shall deliver to the applicable Recipient a statement (each, a “Monthly Reconciliation Statement”) setting forth in reasonable detail: (i) all amounts invoiced by such Provider during the current fiscal month, (ii) all amounts paid or payable by Provider in connection with the provisions of the applicable Services during the current fiscal month, (iii) any credits, debits or adjustments arising under this Agreement or any Contract Supplement during the current fiscal month and (iv) a proposed net payable or net receivable balance as between Provider and Recipient for such fiscal month, calculated as a difference between clauses (i) and (ii) above, as adjusted by any amounts described in clause (iii) (the “Net Settlement Amount”).

(b) Provider and Recipient shall cooperate in good faith to review and confirm each Monthly Reconciliation Statement. Within five (5) Business Days after receipt of a Monthly Reconciliation Statement from the Provider (the “Review Period”), the applicable Recipient shall either (i) confirm in writing (including by email) its agreement with the Net Settlement Amount set forth therein, or (ii) deliver to the Provider a written notice of discrepancy specifying, in reasonable detail, the amount in dispute and the basis for the dispute. If the Recipient does not deliver a notice of discrepancy within the Review Period, the Monthly Reconciliation Statement shall be deemed confirmed. The Parties shall resolve any such dispute in accordance with Section 15.2.

(c) Upon confirmation (or deemed confirmation) of a Monthly Reconciliation Statement, Provider or Recipient, as applicable, shall net the accounts receivable balances reflected therein, and the Party owing the Net Settlement Amount shall pay such amount to the other Party immediately, but no later than the end of such fiscal month.

Section 3.8 Working Capital Neutrality. The Parties intend that the arrangements under this Agreement be working capital neutral for Provider. Consistent with Section 3.6, the payment schedule, true-up and other mechanics under this Agreement and each Contract Supplement shall be designed and administered so as to achieve, as closely as reasonably practicable, a cash conversion cycle for Provider, attributable to the Services, of zero, taking into account accounts payable, accounts receivables, Working Capital Advances, capitalized PPV and total inventory on hand with Provider. Working capital neutrality shall be measured and trued up on a consolidated basis across the Contract Supplements and, unless otherwise agreed in writing, effected through a single designated account and payment-terms adjustment (including by way of an accounts-payable hold applied to the designated account). The Parties acknowledge that the conveyance of Inventory as of the Effective Date may require additional measures during the initial period to preserve neutrality, and such additional measures shall be agreed to by the parties acting in good faith. Neither Party shall be required to advance working capital to the other, and the preferred method of true-up shall be the withholding and netting of accounts-payable balances rather than cash advances.

Section 3.9 Order of Preference to Attain Working Capital Neutrality. The Parties shall apply the following procedures, in the order of priority set forth below, to achieve and maintain Working-Capital Neutrality:

(a) If the Net Settlement Amount is payable by Recipient to Provider:

(i) Recipient shall adjust the payment term to accelerate payment of amounts payable;

(ii) Recipient shall pay the required Working Capital Advance.

(b) If the Net Settlement Amount is payable by Provider to Recipient:

(i) Provider shall refund any excess Working Capital Advance;

(ii) Recipient shall adjust the payment term to defer payment of accounts payable.

ARTICLE 4

MATERIALS PROCUREMENT

Section 4.1 Authorization to Procure Materials and Inventory. Recipient’s approval of Forecast Load shall constitute authorization for Provider to procure Materials:

(a) Inventory in amounts reasonably necessary to manufacture the Products covered by such approved Forecast Load or PO based on the applicable Lead Times; and

(b) Minimum Order Inventory reasonably required to support Recipient’s Purchase Orders or Forecast Load.

Section 4.2 Approved Vendor List (AVL). Recipient may provide to Provider and maintain an AVL. If Recipient provides an AVL to Provider with respect to any Materials, Provider shall purchase such Materials only from vendors on such AVL. If agreed by Customer, Recipient may include Provider on the AVL for Materials that Provider can supply. Any changes to an AVL shall be notified by Recipient or Customer to Provider. In the event Customer requests changes in AVL directly to Provider, Provider must agree and align with Recipient before such implementation of change.

Section 4.3 Discontinuance of Materials. Provider shall promptly notify Recipient upon becoming aware that any supplier has discontinued, or intends to discontinue, any Materials for any Product, and the Parties shall thereafter cooperate in good faith to assess the expected impact of such discontinuance on Provider’s manufacturing processes, Product performance, cost, lead times and delivery schedules. Unless otherwise expressly provided in the applicable Contract Supplement, any substitute Materials for such discontinued Materials shall be subject to the Parties’ mutual written agreement before implementation.

Section 4.4 Responsibility for Inventory.

(a) Except as set forth in a Contract Supplement and subject to Section 4.6, Provider shall be responsible during the Term for Inventory that Provider purchases for the purpose of manufacturing Recipient’s Products, including Inventory discrepancies, inventory shrinkage and inventory attrition, unusable, lost, or damaged, bonepile resulting from manufacturing process, workmanship defects arising during the Term (“Provider Inventory Responsibility”), except to the extent such Inventory becomes excess, obsolete, or otherwise impaired as a result of Recipient’s instructions, a change in the Applicable Customer Requirements (including bonepile caused by Customer’s specifications), cancellation or delay by Recipient or the applicable Customer or any other matter for which Recipient is responsible under this Agreement or the applicable Contract Supplement (“Recipient Inventory Responsibility”). Provider shall use commercially reasonable efforts to mitigate Inventory costs before invoicing Recipient for Inventory for the Recipient Inventory Responsibility. The Parties shall use best efforts to conduct a full physical inventory of the Inventory existing as of the Effective Date. Parties will review reports regarding Inventory specifically arising from bonepile & Material Review Board (“MRB”) on a weekly basis. Upon expiration or termination of the applicable Contract Supplement, responsibility for remaining Inventory shall transfer to Recipient in accordance with Section 9.3. Recipient shall resolve and close all open Inventory claims, including excess and obsolete inventory claims, within one hundred eighty (180) days after the claim is submitted with reasonable supporting documentation.

(b) Any Materials that are procured by Provider and held by Provider for over six (6) months from delivery of such Material, shall be repurchased by Recipient at the purchase price paid by Provider to Material Supplier for such Materials, unless otherwise mutually agreed by the Parties in writing.

Section 4.5 Consigned Inventory. With respect to any inventory consigned by a Customer or Recipient and held by Provider in connection with the manufacture of Products, the terms of the applicable Customer agreement expressly identified or referred in the applicable Contract Supplement shall be passed through to Provider. Any attrition of, or liability in respect of, such consigned inventory shall be subject to the limitations of liability set forth in Article 11 to the extent not covered by insurance, and responsibility for such inventory while in transit shall be determined by the Incoterms and Customer terms applicable to such shipment.

Section 4.6 Safety Stock, Minimum Orders and Stocking Strategy. Provider shall maintain raw-material safety stock, finished-goods safety stock, minimum-order quantities and other stocking levels required by the Applicable Customer Requirements and specified in the applicable Contract Supplement or by Recipient. Recipient’s accepted Purchase Orders and non-binding Forecasts shall constitute authorization for Provider to procure such Inventory without further approval. Recipient shall be responsible for Minimum Order Inventory, safety stock and other Special Inventory procured in accordance with the applicable Contract Supplement to the extent such Inventory becomes excess or obsolete because of a Customer requirement, Recipient instruction, engineering change, cancellation, rescheduling or termination for which Recipient is responsible.

Section 4.7 Trade Regulatory Requirements. Provider shall source Materials in accordance with the Approved Vendor List and the Applicable Customer Requirements. Each Party shall comply with all applicable Laws relating to trade sanctions, export controls, import restrictions, customs and tariffs, anti-boycott regulations, restricted-party and denied-party screening requirements, and forced-labor and restricted-labor sourcing prohibitions (including the Uyghur Forced Labor Prevention Act, the EU Forced Labor Regulation, and any restrictions applicable to specified entities, materials, regions or countries of origin) (collectively, “Trade and Regulatory Requirements”). Recipient or Customer shall identify and communicate to Provider all Trade and Regulatory Requirements applicable to the Products, including the destinations to which Products or Materials are to be shipped, and the content of the Specifications, the Approved Vendor List and the applicable bill of materials. Recipient shall bear primary responsibility for ensuring that the Specifications, the Approved Vendor List and the Customer requirements conform with all applicable Trade and Regulatory Requirements and shall promptly notify Provider of any change required to the Approved Vendor List or sourcing as a result thereof. Provider shall, in the performance of its obligations under this Agreement, comply with all Trade and Regulatory Requirements applicable to its operations, facilities and supply chain. If Provider becomes aware of any Trade and Regulatory Requirement, restriction, sanction, embargo, prohibited-party designation or labor-sourcing prohibition that affects or is reasonably likely to affect the Materials, the Approved Vendor List, the sourcing of Products or the shipment of Products or Materials, Provider shall promptly notify Recipient and the applicable Customer in writing, and the Parties shall cooperate in good faith to identify and implement any necessary changes. Provider shall not be liable for any delay, non-performance or supply disruption to the extent arising from Trade and Regulatory Requirements, sanctions or sourcing restrictions or from any resulting change to the Approved Vendor List, and any such change shall be implemented as a Materials or engineering change under Section 4.3 and Section 7.1. Provider shall be entitled to pass through to Recipient the documented, incremental costs of compliance or mitigation arising from any such change as a True-Up under Section 3.5 or as otherwise specified in the applicable Contract Supplement, provided such change is agreed by the Recipient. This Section is in addition to, and does not limit, Section 9.2. Nothing in this Section relieves either Party of its own obligations to comply with applicable Law.

ARTICLE 5

SCHEDULE CHANGE; CANCELLATION; STORAGE

Section 5.1 Quantity Changes and Shipment Schedule Changes.

(a) With respect to any Purchase Order accepted by Provider, (i) Recipient and/or Customer may request that Provider increase the quantity of Products ordered in accordance with Contract Supplement, and (ii) either Party may request that the delivery of such Products be rescheduled to a later date, in each case solely to the extent expressly permitted by, and in accordance with, the applicable Contract Supplement.

(b) Unless the decreased quantity is rescheduled for delivery at a later date in accordance with Section 5.1(a), any decrease in PO order shall be deemed cancellation under Section 5.3.

Section 5.2 Discontinuance of Product. Recipient shall notify Provider in writing within two (2) Business Days after becoming aware that a Customer has issued or intends to issue an end-of-life, discontinuance or similar notice concerning a Product supplied under a Contract Supplement. The Applicable Customer Requirements concerning end-of-life purchases, discontinuance, returns, rescheduling and related procedures shall apply to the extent identified in the applicable Contract Supplement. Recipient shall remain responsible for Products within the Manufacturing Lead Time and for resulting Excess Inventory (defined below) to the extent provided in Sections 5.1 and Section 5.3 and the applicable Forecast and S&OP procedures. “Excess Inventory” shall mean either of any Product, partially completed Product, Inventory or Special Inventory, on-hand, in transit, or non-cancellable on order that is no longer required for consumption to satisfy the next 90 calendar days of demand under the most recent Forecast.

Section 5.3 Cancellation. Customer or Recipient may cancel any PO in accordance with the terms of the Contract Supplement. Provider and Recipient shall cooperate to assess the impact of any such cancellation. Recipient shall be responsible for communicating such impact to the applicable Customer and shall be responsible for any liability arising out of such cancellation, including where the applicable Contract Supplement does not impose any corresponding liability on the Customer. Provider shall not be responsible for any loss arising out of a cancellation of a PO by Recipient or Customer.

Section 5.4 Materials Allocation. Materials and Inventory procured by Provider specifically for Products under a Contract Supplement shall be reserved for those Products and shall not be diverted for Provider’s benefit or the benefit of another customer without Recipient’s prior written consent. In the event of a shortage or other supply constraint affecting Materials not purchased specifically for Recipient, Provider shall not independently make allocation decisions between Recipient and other customers. Allocation shall follow the applicable supplier’s allocation decision, subject to the Applicable Customer Requirements and any allocation priority expressly stated in the applicable Contract Supplement. Provider shall promptly notify Recipient of the shortage, the supplier’s allocation and the anticipated effect on production and delivery. Risk of loss and title shall pass to

Recipient upon Provider’s delivery of the Products and Inventory, as applicable, to Transfer Point. All freight, insurance, and other shipping expenses shall be paid by Recipient.

ARTICLE 6

DELIVERY

Section 6.1 Delivery. Provider shall deliver all Products suitably packed in accordance with the Specifications and marked for shipment to the destination specified in the applicable Purchase Order. Unless otherwise agreed between the parties all the shipment under this Agreement shall be as per INCOTERMS Ex-Works (2020), at Provider’s facility. Provider shall provide outbound logistics services and Recipient shall reimburse Provider for the documented costs. If Provider manages outbound logistics, title to and risk of loss for the Products shall transfer to Recipient when the Products are picked up at Provider’s shipping dock. If the applicable Customer manages outbound logistics, title to and risk of loss shall transfer from Provider to Recipient and then from Recipient to the Customer at pickup location at Provider’s facility. Risk of loss and title shall pass to Recipient upon Provider’s delivery of the Products and Inventory, as per the Incoterm. All freight, insurance, and other shipping expenses shall be paid by Recipient.

Section 6.2 Premium Freight and Process Deviations. Provider shall not incur premium-freight costs or implement a material process deviation without Recipient’s prior written approval, except to the extent necessary to address an emergency involving safety or compliance with Law. Customer requirements concerning premium freight or process deviations that are expressly identified in the applicable Contract Supplement shall apply between the Parties. The applicable Contract Supplement shall allocate responsibility for approved premium-freight costs.

Section 6.3 Warehousing, Storage and Shipment Holds. Provider shall provide warehousing, storage and shipment-hold services required by the Applicable Customer Requirements. Recipient shall reimburse Provider for documented and reasonably incurred warehousing, storage or shipment-hold services that exceed those requirements and are requested or approved by Recipient. Recipient’s right to direct a shipment hold shall mirror the applicable Customer’s shipment-hold rights identified in the Contract Supplement. Where Recipient does not take delivery of finished Products or Excess Inventory within the period specified in the applicable Contract Supplement (or, absent such specification, within thirty (30) days after notice that such Products or Inventory are available), the parties will mutually agree on applicable storage and carrying costs, and Provider may invoice Recipient for reasonable, documented storage and carrying costs incurred thereafter, and the title and risk-of-loss provisions of Section 6.1 shall continue to apply. Provider shall not be deemed a bailee, carrier, warehouse operator or customer-logistics agent for such Products or Inventory unless Provider expressly assumes that role in a written agreement that sets forth the applicable pricing, service standard and liability framework.

ARTICLE 7

SPECIFICATIONS; QUALITY CONTROL

Section 7.1 Specifications and Engineering Changes.

(a) Provider shall manufacture, assemble and test Products in accordance with the Specifications, the applicable Contract Supplement and the Applicable Customer Requirements. Provider shall meet all delivery dates, on-time-in-full requirements, forecast-adherence requirements, service levels, performance standards, Recipient-dedicated capacity commitments and other operational requirements set forth in the applicable Contract Supplement. Applicable Customer requirements concerning late delivery, service levels, KPIs and capacity allocation shall flow through to Provider to the extent expressly identified in the applicable Contract Supplement. Provider shall be responsible for any failure to satisfy those requirements, subject to the liability cap and other limitations set forth in Article 11.

(b) Provider and Recipient shall maintain and update the Specifications in accordance with the terms of this Agreement, the applicable Contract Supplement and the Applicable Customer Requirements; provided, however, that, as between the Parties, Recipient shall be solely responsible for the sufficiency and adequacy of the Specifications. Any design for manufacturability (DFM) input, technical suggestions, or process recommendations provided by Provider are for Recipient’s consideration only and shall not alter or diminish Recipient’s sole responsibility for the sufficiency, adequacy and performance of the Specifications and the resulting Product design.

(c) Either Recipient (or Customer) or Provider may request that Provider incorporate engineering changes into the Product or Specifications by providing the other Party with a written description of the proposed engineering change sufficient to permit the Parties to evaluate the feasibility, cost, pricing impact, implementation requirements, delivery impact and any impact on the Applicable Customer Requirements. Provider shall proceed with engineering changes only after the Parties have agreed in writing upon the changes to the Specifications, delivery schedule, pricing, fees, implementation costs and any related Contract Supplement updates.

Section 7.2 Access, Quality Audits and Governmental Inspections. Provider shall comply with the quality standards, acceptance criteria, inspection procedures, audit procedures and governmental inspection procedures set forth in the applicable Contract Supplement. Upon reasonable advance notice, Provider shall provide Recipient and its authorized representatives with reasonable access to the applicable facilities, records and personnel as reasonably necessary to verify Provider’s compliance with the Specifications, quality requirements and Applicable Customer Requirements, subject to Provider’s reasonable safety, security and confidentiality procedures. Customer audit and inspection rights expressly identified in the applicable Contract Supplement shall flow through Recipient and may be exercised by the applicable Customer through or together with Recipient. Customer-driven changes to quality or inspection requirements shall be implemented in accordance with Sections 2.3 and 7.1(c).

Section 7.3 Immovable Capital Expenditures. The cost of immovable capital equipment shall be fully depreciated over the anticipated term of the applicable Contract Supplement through the applicable pricing and shall be written down by Recipient.

Section 7.4 Sanctions-Impacted Parts and Origin Documentation. Provider shall maintain certificates of origin and other supply-chain documentation required by the Applicable Customer Requirements or applicable Law. If a Material becomes unavailable or restricted because of applicable sanctions or trade restrictions, Provider shall promptly notify Recipient and reasonably cooperate in identifying an alternative. Recipient shall be responsible for qualifying or obtaining Customer approval of replacement parts required to continue production. The Parties shall negotiate in good faith regarding any Underutilization Costs resulting from the sanctions-related restriction after Provider has used commercially reasonable efforts to mitigate those costs. Nothing in this Section limits either Party’s right to terminate for a violation of Law under Section 9.2(e).

ARTICLE 8

PRODUCT ACCEPTANCE; REPRESENTATIONS AND WARRANTIES; REMEDIES

Section 8.1 Product Acceptance. Provider shall comply with all Customer quality and acceptance requirements expressly identified or referred in the applicable Contract Supplement during ramp, launch, new-product introduction and mass production. Customer may reject any Product that fails to conform to the Purchase Order, the Specifications, the Applicable Customer Requirements or the express warranties set forth in Section 8.2 by providing notice during the acceptance period applicable for each Product under the applicable Customer contract (the “Acceptance Period”). Products not rejected during the Acceptance Period shall be deemed accepted, but acceptance shall not waive any warranty claim that could not reasonably have been discovered during the Acceptance Period. Customer may return nonconforming Products in accordance with the applicable Customer procedures identified in the Contract Supplement or Customer contract. Provider shall be responsible for freight and shipment costs to the extent a warranty defect is found. Recipient shall bear the risk of loss and documented return costs for any returned Product for which no warranty defect or nonconformity is found.

Section 8.2 Representations and Warranties.

(a) General Warranty.

(i) Provider warrants that the Products shall be manufactured in accordance with the applicable Specifications and shall be free from defects in workmanship for a period as specified in the applicable Contract Supplement from the date of shipment.

(b) Performance of Warranties. In addition to the general warranty set forth in Section 8.2(a), Provider shall perform all Customer warranty obligations expressly identified as Applicable Customer Requirements in the applicable Contract Supplement; provided that Recipient shall reimburse Provider for all costs and expenses incurred by Provider in performing such Customer warranty obligations, except where there is an Epidemic Failure, for which the performance of such warranty obligations and warranty remedies (arising due to Provider’s workmanship failure) shall be at Provider’s cost.

(c) Remedies. Upon any Product’s failure to comply with this express limited warranty, Provider shall at Recipient or Customer’s option, promptly repair or replace the Product and return it to Recipient and/ or Customer. Customer may follow the requirement and process for warranty remedies in the applicable Customer contract specified or referenced in the Contract Supplements and shall return Products due to warranty failure to Provider. Recipient or Customer shall bear all risk of loss, costs, and expenses associated with Products that Recipient returns or directs a third-party to return to Provider for which there is no warranty defect found. Provider will be responsible for all risk of loss, costs and expenses associated with Products for which there is a warranty defect found.

(i) Exclusion of certain warranties: Notwithstanding anything to the contrary in this Agreement, the foregoing warranty does not apply to, and Provider makes no representation or warranty with respect to, any of the following: (i) Materials, equipment or services provided by vendors on the AVL; (ii) defects, failures or noncompliance resulting from or related to the Specifications or any instructions provided by or on behalf of Recipient, including design flaws, material selection errors or process instructions embedded within the Specifications, in each case where Provider manufactured the Product in accordance with such Specifications and instructions; (iii) the design of the Products; (iv) Product that has been abused, damaged, altered, misused or mishandled (including improper storage, installation or handling in accordance with any static sensitive electronic device or handling requirements) by any Person after title passes to Recipient; (v) first articles, prototypes, pre-production units, test units or other similar units; (vi) defects resulting from any defective test equipment or test software Recipient provides; (vii) the compliance of Materials (excluding Production Materials) or Products with applicable Laws; or (viii) Product (including firmware, software or hardware incorporated into the Product) that is damaged or impacted by malicious cyber activity after delivery to Recipient. Recipient shall be liable for the reasonable, documented costs and expenses Provider incurs that arise out of, or are related to, the foregoing exclusions to Provider’s express limited warranty.

(d) Recipient shall provide its own warranties directly to its Customers and other Third Parties. Recipient shall not make any other representation to a Customer or other Third Party on Provider’s behalf, and Recipient shall expressly indicate that the Customers and other Third Parties must look solely to Recipient in connection with any warranty claims, problems or other matters related to the Product.

(e) Unless the Parties have entered into a separate agreement with associated pricing for extended warranty coverage for Products, Provider’s warranty obligations for applicable Products under this Agreement and any Contract Supplement shall terminate upon termination of this applicable Contract Supplement. Upon expiration or termination of this Agreement or the applicable Contract Supplement, Recipient shall be responsible for any Customer warranty obligations relating to the applicable Products. Provider’s warranty obligations shall be subject to the limitations of liability set forth in Article 11.

(f) Notwithstanding anything to the contrary in this Agreement, Provider shall provide the warranty remedies applicable under the relevant Customer contract (as identified in the applicable Contract Supplement) for Products that are defective due to a warranty failure, even if such Products were manufactured and shipped prior to the Effective Date.

(g) Provider shall be entitled to charge back to Recipient all documented costs and expenses incurred in connection with any warranty failure under this Section 8.2 (including labor, freight and Material costs), and Recipient shall reimburse Provider for such documented costs on a monthly basis.

Section 8.3 No Representations or Other Warranties. PROVIDER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES REGARDING EITHER PROVIDER’S PERFORMANCE OF SERVICES OR REGARDING THE PRODUCTS THEMSELVES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH RECIPIENT, AND PROVIDER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

ARTICLE 9

TERM AND TERMINATION

Section 9.1 Term.

(a) Unless earlier terminated in accordance with Section 9.2, the term of this Agreement shall begin on the Effective Date and shall continue in effect until the last Contract Supplement to expire or terminate (the “Term”).

(b) Unless earlier terminated in accordance with Section 9.2 or the applicable Contract Supplement, the term of each Contract Supplement shall commence and end on the dates specified in that Contract Supplement (the “Contract Supplement Term”).

(c) Recipient may request an extension of a Contract Supplement by providing written notice to Provider before expiration of the then-current Contract Supplement Term, the required notice period shall be (i) ninety (90) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less, as set forth in Table A below. Any extension shall require the Parties’ mutual written consent (including, as applicable, mutual agreement on duration, pricing and changes to operational and contractual terms) and shall be subject to Tax review on a case-by-case basis. No extension or renewal shall be permitted if it would prevent, be reasonably likely to prevent or be inconsistent with the Tax-Free Status of the Transactions with respect to the Distribution, as defined in the Tax Matters Agreement.

Section 9.2 Termination.

(a) Mutual Agreement. The Parties may terminate any Contract Supplement (in whole or in part) or this Agreement (together with all Contract Supplements) at any time upon mutual written agreement of the Parties.

(b) Termination for Convenience. Upon prior written notice to Provider, Recipient may terminate one or more Contract Supplements pursuant to which Products are being provided to Recipient, for any reason or no reason. Unless a different notice period is expressly set forth in the applicable Contract Supplement, the required notice period shall be (i) ninety (90) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less, as set forth in Table A below. Any such termination shall be effective upon expiration of the applicable notice period unless otherwise agreed by the Parties in writing. Following any termination pursuant to this Section 9.2(b), Recipient shall remain liable for Excess Inventory in accordance with Sections 5.3 and 9.3.

Table A. Notice Periods for Extension and Early Termination by Recipient.

Term	Extension Notice Period	Termination Notice Period
1 Quarter or Less	At least 15 days	At least 15 days
>1 Quarter but < 2 Quarters	At least 30 days	At least 30 days
> 2 Quarters	At least 90 days	At least 90 days

(c) Insolvency. Except as otherwise provided by Law, each Party may terminate this Agreement (together with all Contract Supplements) (i) with immediate effect upon written notice to the other Party, in the event that the other Party (A) makes, or seeks to make, a general assignment for the benefit of its creditors or takes any similar action, or (B) ceases its operations or is liquidated or dissolved, and (ii) upon sixty (60) days’ prior written notice to the other Party, in the event that the other Party (x) commences, or has commenced against it, proceedings under bankruptcy, insolvency or debtor’s relief or similar applicable Laws affecting the enforcement of creditors’ rights generally in any jurisdiction (other than proceedings for the purpose of effecting a financial restructuring or reorganization in which such Party continues to operate its business in the ordinary course), which proceedings are not dismissed within such sixty (60)-day period, or (y) applies for, or consents to, the appointment of a trustee, receiver or custodian for a substantial part of its property related to this Agreement, which application or consent is not rejected or revoked within such sixty (60)-day period.

(d) Material Breach. Each Party may terminate any Contract Supplement or this Agreement (together with all Contract Supplements) upon thirty (30) days’ prior written notice to the other Party in the event that such other Party materially breaches such Contract Supplement or this Agreement, as applicable, unless such breach (excluding any failure to pay undisputed amounts of money when due) is cured within such thirty (30)-day period. For avoidance doubt the notice of such material breach and cure period to remedy such breach shall be fifteen (15) days for the Contract Supplement Term less than a quarter.

(e) Violation of Law. Each Party may terminate any Contract Supplement or this Agreement (together with all Contract Supplements) with immediate effect upon written notice to the other Party if the other Party violates the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010 or any other applicable anti-bribery, anti-corruption, anti-money laundering or sanctions Laws of any jurisdiction, in each case, in connection with the performance of this Agreement.

(f) Automatic Termination. This Agreement (together with all Contract Supplements) shall terminate immediately and automatically upon any determination of a competent jurisdiction that either Party is excused or prohibited from performing in full all obligations hereunder, including, without limitation, rejection of this Agreement pursuant to 11 U.S.C. §365.

Section 9.3 Effect of Termination.

(a) Expiration or termination of this Agreement or any Contract Supplement shall not affect the amounts due under this Agreement or the applicable Contract Supplement by either Party that exist as of the date of expiration or termination, including obligations in Article 5 with respect to payment by and shipment to Recipient of all Excess Inventory in existence as of such date.

(b) Upon expiration or termination of this Agreement or a Contract Supplement, Provider shall, at Recipient’s request, convert work-in-progress into finished Products and invoice Recipient for those Products in accordance with this Agreement. Within thirty (30) days after the applicable expiration or termination date, Recipient shall purchase and move all finished Products, work-in-progress, Materials and other Inventory for which Recipient is responsible. Recipient shall timely remove its equipment and any Customer-owned or consigned equipment from Provider’s facilities. Recipient shall purchase from Provider, at fair book value, as agreed between the Parties as of the expiration or termination date, all Provider-owned equipment mutually identified by the Parties in good faith as dedicated to the applicable Products. Recipient also shall satisfy all open Purchase Orders and other exit liabilities allocated to and agreed with Recipient. The Parties shall cooperate in good faith to implement the transition, storage, warehousing, site-restoration and equipment-transfer arrangements as reasonably required. If Recipient does not remove such Inventory within the thirty (30) day period, Provider may charge Recipient agreed reasonable storage and carrying costs, and a physical disposition procedure shall be arranged between the Parties as mutually agreed.

Section 9.4 Survival. Subject to the limitations and other provisions of this Agreement, the rights and obligations of the Parties set forth in Sections 3.4, 3.6, 4.4, 5.4 and 9.3 and Articles 8, 10, 11, 12, 13 and 16, and any terms or provisions that by their nature survive or are necessary to interpret or enforce such provisions, shall survive any termination or expiration of this Agreement or any Contract Supplement.

Section 9.5 Program Assets (Unique and Immovable) Early Termination Costs. If Recipient terminates any Contract Supplement or this Agreement for convenience or otherwise prior to the end of the applicable Contract Supplement Term, Recipient shall bear one hundred percent (100%) of the remaining unabsorbed or un-depreciated value of the program assets and any other tooling, equipment or assets acquired by Provider and are unique and immovable, to the extent not otherwise recovered through the price. Provider shall be entitled to recover such amounts, by a final invoice, issued upon such termination, for the remaining net book value of such assets, in each case net of any amount Provider actually recovers through commercially reasonable redeployment of such assets.

ARTICLE 10

INDEMNIFICATION

Section 10.1 Provider’s Indemnification to Recipient. Each Party, as the Provider shall indemnify, defend and hold harmless the other Party, as the Recipient, and the Recipient’s Affiliates and its and their respective employees, officers, agents and representatives (collectively, the “Recipient Indemnified Parties”) from and against all Liabilities incurred by a Recipient Indemnified Party to the extent arising out of, relating to or resulting from a Third Party claim concerning:

(a) any actual or alleged injury to or death of any Person or damage to property caused by a Product, to the extent caused by Provider’s breach of an express warranty under Article 8; or

(b) any actual or alleged infringement or misappropriation of a Third Party’s Intellectual Property, to the extent caused by a manufacturing process or Production Materials selected by Provider, except to the extent the claim would not have arisen but for Provider’s compliance with the Specifications or other written instructions supplied by Recipient.

(c) The indemnification obligations under this Section 10.1 shall survive the expiration or termination of this Agreement.

Section 10.2 Recipient’s Indemnification to Provider. Recipient shall pass through to Provider the benefit of any indemnity given by the applicable Customer to Recipient in respect of the Products to the extent permitted by the applicable Customer agreement. The foregoing pass-through indemnity from Recipient to Provider shall apply, except to the extent the underlying claim was caused by Provider’s gross negligence, willful misconduct or fraud, in each case except to the extent Provider is obligated to indemnify the Recipient Indemnified Parties in respect of such Liabilities under Section 10.1. The indemnification obligations under this Section 10.2 shall survive expiration or termination of this Agreement.

Section 10.3 Mutual Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party and its Affiliates and its and their respective employees, officers, agents and representatives from and against all Liabilities to the extent arising out of, relating to or resulting from a Third Party claim concerning the Indemnifying Party’s breach of or non-compliance with applicable Laws, including trade sanctions, export controls, import restrictions, customs regulations, anti-boycott laws, anti-bribery and anti-corruption laws, anti-money laundering laws, forced-labor and restricted-labor sourcing prohibitions, manufacturing safety and environmental laws, and product safety and regulatory compliance requirements, in each case to the extent such breach or non-compliance is attributable to the acts or omissions of the Indemnifying Party or its Affiliates, subcontractors or agents. This mutual indemnity is without prejudice to the specific indemnification obligations set forth in Sections 10.1 and 10.2. The indemnification obligations under this Section shall survive expiration or termination of this Agreement.

Section 10.4 Procedures for Indemnification. The indemnification procedures set forth in Section 6.4 and Section 6.5 of the Separation Agreement shall apply to the matters indemnified hereunder, mutatis mutandis; provided that the procedures related to indemnification of Tax matters shall be exclusively governed by the Tax Matters Agreement.

ARTICLE 11

LIMITATIONS OF LIABILITY; INSURANCE

Section 11.1 Limitation on Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EXCEPT WITH RESPECT TO A PARTY’S (A) INDEMNIFICATION OBLIGATIONS AND (B) BREACH OF CONFIDENTIALITY OBLIGATIONS, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE AND STRICT LIABILITY, OR OTHERWISE, AT LAW OR IN EQUITY, TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

Section 11.2 Liability Cap. EXCEPT WITH RESPECT TO A PARTY’S (A) INDEMNIFICATION OBLIGATIONS, (B) BREACH OF CONFIDENTIALITY OBLIGATIONS, (C) PAYMENT OBLIGATIONS, (D) FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, (E) PROVIDER’S OBLIGATION FOR EPIDEMIC FAILURE, AND (F) ANY OTHER EXCEPTION EXPRESSLY STATED IN THE APPLICABLE CONTRACT SUPPLEMENT, EACH PARTY’S AGGREGATE LIABILITY TO the OTHER PARTY (INCLUDING AFFILIATES) ARISING OUT OF OR RELATING TO THIS AGREEMENT, A CONTRACT SUPPLEMENT, THE SERVICES PROVIDED THEREUNDER OR ANY PRODUCT SUPPLIED THEREUNDER SHALL NOT EXCEED THE AGGREGATE CONTRIBUTION TO OPERATING PROFIT ACTUALLY RECEIVED BY PROVIDER UNDER THAT SPECIFIC CONTRACT SUPPLEMENT DURING THE PERIOD TO WHICH THE APPLICABLE CLAIM RELATES; LIABILITY UNDER AN APPLICABLE CUSTOMER REQUIREMENT SHALL FLOW THROUGH TO PROVIDER ONLY UP TO THE FOREGOING CAP AND RECIPIENT SHALL BEAR ANY EXCESS LIABILITY. FOR PURPOSES OF THIS SECTION, “AGGREGATE CONTRIBUTION TO OPERATING PROFIT” MEANS THE AGGREGATE AMOUNT EXPRESSLY RECEIVED BY PROVIDER AS MARKUP UNDER THE APPLICABLE

CONTRACT SUPPLEMENT, EXCLUDING TOTAL MATERIAL COST, TOTAL NET MANUFACTURING COST, TAXES, FREIGHT, INSURANCE, DUTIES AND OTHER PASS-THROUGH AMOUNTS.

Section 11.3 Insurance. During the Term and for any additional period required by the applicable Contract Supplement, each Party shall maintain insurance policies and coverage limits that are commercially reasonable and appropriate for the risks allocated to that Party under this Agreement. Upon reasonable request, a Party shall provide the other Party with certificates of insurance evidencing such coverage. The maintenance of insurance shall not limit a Party’s liability or obligations under this Agreement.

ARTICLE 12

CONFIDENTIALITY

Section 12.1 Confidential Information. As used herein, “Confidential Information” means any confidential and proprietary information of a Party, regardless of form, which such Party considers to be confidential and proprietary, including information that: (a) if disclosed in writing, is labeled as “confidential” or “proprietary”; (b) if disclosed orally, is designated confidential at disclosure; (c) by nature or the circumstances of its disclosure, should reasonably be considered as confidential; or (d) constitutes information or data related to the Products, including Know-How, trade secrets, algorithms, source code, product/service specifications, prototypes, product roadmaps, Software, product pricing, marketing plans, financial data, personnel statistics, methods of manufacturing and processing, techniques, research, development, inventions (whether or not patentable and whether or not reduced to practice), data, ideas, concepts, drawings, designs and schematics. Notwithstanding the foregoing, the term “Confidential Information” shall not include information which: (i) rightfully becomes publicly available other than by a breach of a duty to the Disclosing Party or violation of Law; (ii) is rightfully received by the Receiving Party from a Third Party without any obligation of confidentiality; (iii) as evidenced by the Receiving Party’s written records, is rightfully known to the Receiving Party without any limitations on use or disclosure prior to its receipt from the Disclosing Party; or (iv) is independently developed by or on behalf of the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party.

Section 12.2 Confidentiality Obligations. Each Party and its Affiliates that receives, obtains or otherwise becomes aware of any Confidential Information of the other Party or its Affiliates under or in connection with this Agreement (the “Receiving Party”) agrees with respect to the Confidential Information of the other Party or its Affiliates (the “Disclosing Party”) to (a) keep the Disclosing Party’s Confidential Information confidential, (b) use the Disclosing Party’s Confidential Information only as necessary to perform its obligations or exercise its rights under this Agreement or otherwise in connection with a Dispute, (c) protect the Disclosing Party’s Confidential Information using at least the same degree of care that it uses to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care, and (d) limit access to the Disclosing Party’s Confidential Information to its personnel, Affiliates, assignees, contractors, subcontractors, sublicensees, authorized representatives and advisors, (including financial, tax, legal and technical advisors), in each case, who have a need to access or know such Confidential Information for the purpose of performing its obligations or exercising its rights under this Agreement and who are bound by confidentiality obligations or professional duties of confidentiality that are at least as protective of the Confidential Information as the obligations set forth in this Agreement. The Receiving Party shall be responsible for any breach of this Article 12 by any Person to whom it discloses the Disclosing Party’s Confidential Information, except to the extent such Person is separately bound by confidentiality obligations directly to the Disclosing Party. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to grant to the Receiving Party any rights in or to any Confidential Information of the Disclosing Party.

Section 12.3 Disclosure Required by Law. In the event that the Receiving Party is requested or required by Law (including subpoena or court order) to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permissible, provide prompt written notice to the Disclosing Party of such request or requirement, so that the Disclosing Party will have a reasonable opportunity to seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise) and, upon request, the Receiving Party shall reasonably cooperate with the Disclosing Party in seeking confidential treatment of such Confidential Information or other appropriate relief from such Law. If, in the absence of a protective order, other confidential treatment or waiver under this Agreement, the Receiving Party is advised by its legal counsel that it is legally required to disclose such Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Article 12; provided that the Receiving Party exercises commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any such Confidential Information prior to its disclosure and discloses only the minimum amount of such Confidential Information necessary to comply with such Law. Similarly, with respect to any disclosure of Confidential Information in connection with a Dispute, the Receiving Party shall exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any Confidential Information of the Disclosing Party prior to its disclosure.

Section 12.4 Disclosure in Connection with Due Diligence. The terms of each Exhibit (including the Contract Supplements) to this Agreement shall be the Confidential Information of both Parties. A Party may provide any Exhibit (including any Contract Supplement) to this Agreement to any Third Party, subject to confidentiality obligations no less restrictive than those set forth in this Article 12, if required to do so in connection with any diligence for any actual or potential bona fide business transaction with such Third Party related to the subject matter of this Agreement (including an acquisition, divestiture, merger, consolidation, asset sale, financing or public offering).

ARTICLE 13

INTELLECTUAL PROPERTY

Section 13.1 Intellectual Property Ownership.

(a) Subject to Section 13.2, each Party shall retain all right, title and interest in and to any and all Intellectual Property that is (i) owned by such Party or any of its Affiliates as of the Effective Date, or (ii) developed or acquired by or on behalf of such Party or any of its Affiliates independently from the activities conducted under this Agreement (“Background IP”). Nothing in this Agreement or any Contract Supplement shall be construed as transferring ownership of any Background IP from one Party to the other.

(b) Except as otherwise expressly provided in this Agreement or any other Ancillary Agreement, as between the Parties, (i) Recipient shall own all right, title and interest in and to any modification, improvement, enhancement or development made during the Term that is specifically related to a Product or the Specifications and that is separable from Provider Background IP and Provider’s generally applicable manufacturing techniques, processes, know-how and Intellectual Property (each, a “Product Improvement”), and (ii) Provider shall own all right, title and interest in and to any modification, improvement, enhancement or development with respect to Provider Background IP or any generally applicable manufacturing technique, process, know-how or Intellectual Property that is not specifically related to a Product or the Specifications. Provider shall promptly disclose each Product Improvement to Recipient.

Section 13.2 Grant of License. Subject to the terms and conditions of this Agreement, Recipient, on behalf of itself and its Affiliates, hereby grants to Provider and the members of such Provider’s Group, a non-exclusive, nontransferable (except pursuant to a permitted assignment of this Agreement), sublicensable, worldwide, royalty-free license, during the term of this Agreement, in, to and under any Intellectual Property owned or controlled by Recipient and its Affiliates or Customer that is reasonably necessary for Provider’s performance of its obligations hereunder, such license solely to the extent reasonably necessary for, and solely for the purposes of, the manufacture, distribution and sale to Recipient of the Products hereunder. Except as set forth in this Section 13.2 or as may be contained in a separate license agreement, this Agreement and the sale of Product hereunder does not convey a license (express or implied) under, or any other right, title or interest in or to, any Intellectual Property.

ARTICLE 14

FORCE MAJEURE

Section 14.1 Force Majeure. In case performance of any terms or provisions hereof shall be delayed or prevented, in whole or in part, because of or related to any requirement of any Law or national securities exchange, or because of an event beyond the reasonable control of such Party (or any Person acting on its behalf) that could not reasonably have been avoided or overcome through commercially reasonable measures, and includes acts of God, storms, floods, riots, pandemics, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism, failure of energy sources or distribution facilities, destruction of production facilities, Materials unavailability or equipment or tooling failure, in each case only if caused by an otherwise qualifying event and not by the affected Party’s failure to maintain appropriate sourcing, safety stock, maintenance, repair or business-continuity measures required under this Agreement (each, a “Force Majeure Event”), then, upon prompt written notice stating the date and extent of such interference and the cause thereof by such Party to the other Party, such Party shall be excused from its obligations hereunder during the period such Force Majeure Event or its effects continue, and no liability shall attach against either Party on account thereof; provided, however, that the Party whose performance is interfered with promptly resumes the required performance upon the cessation of the Force Majeure Event or its effects. No Party shall be excused from performance if such Party fails to use commercially reasonable efforts to remedy the situation and remove the cause and effects of the Force Majeure Event. Notwithstanding the temporary excuse to perform to the extent prohibited by a Force Majeure Event, if a Party is not able to perform within (i) sixty (60) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (60) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less after the commencement of the Force Majeure Event, the other Party may terminate the affected Contract Supplement in accordance with Section 9.2(d). If the Force Majeure Event affects all Contract Supplements then in effect, the other Party may terminate this Agreement and all Contract Supplements in accordance with Section 9.2(d).

ARTICLE 15

MANAGEMENT AND DISPUTE RESOLUTION

Section 15.1 Quarterly Business Review. At the end of each quarter during the term of this Agreement, the Parties shall meet (in person or by audio or video conference) to discuss general business matters relating to this Agreement and the provision of Products hereunder (“Quarterly Business Review”). Such Quarterly Business Reviews shall include, without limitation, discussion of true-ups, planning, inventory mapping, Change Orders, invoices and any other matters requiring coordination, review or resolution under this Agreement. For the Contract Supplements with a Contract Supplement Term of two (2) quarters or less, the Parties shall conduct this review on a monthly basis.

Section 15.2 Dispute Resolution. The dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis; provided that prior to submitting a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement, the Parties shall first comply with the procedures set forth in this Section 15.2.

(a) The Parties shall seek to resolve any Dispute at the site or working level, with the involvement of Party employees involved in the day-to-day operation at issue in the Dispute, including local leadership for both Parties. If these efforts do not result in a resolution of the Dispute ten (10) days after initiation of this process, or such longer period as the Parties may mutually agree in writing, then the Dispute shall be referred to the general manager of the applicable manufacturing site and the business unit president responsible for the applicable Product for each Party or, in each case, an employee of similar authority if those titles change. Such representatives will meet (in person or by audio or video conference) during the next ten (10) days and shall confer in a good faith effort to resolve the Dispute. If such representatives are unable to resolve the Dispute within such ten (10) day period, then either Party may deliver a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement and the terms and conditions of Article VIII of the Separation Agreement shall apply.

Section 15.3 Data Sharing and Visibility. Upon Recipient’s reasonable request, Provider shall provide Recipient with open-book visibility into the costs and operations relating to the Products and the Services, including real-time visibility into sales, inventory and operations planning data, visibility into PPV and manufacturing costs, visibility into Inventory quantities, aging and location and operational visibility mirroring the terms of the applicable Customer agreement expressly identified in the applicable Contract Supplement. Provider shall also provide the local records and documentation identified in the applicable Contract Supplement, including certificates of origin. Any disclosure under this Section 15.3 shall constitute Confidential Information of Provider and shall be subject to Article 12.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Relationship of the Parties. Nothing in this Agreement shall be deemed or construed by the Parties or any Third Party as creating a relationship of principal and agent, partnership or joint venture between the Parties, between Provider and Recipient or with any individual providing Products, it being understood and agreed that no provision contained herein, and no act of any Party or members of their respective Groups, shall be deemed to create any relationship between the Parties or members of their respective Groups other than the relationship set forth herein. Each Party shall act under this Agreement solely as an independent contractor and not as an agent or employee of the other Party or any of such Party’s Affiliates.

Section 16.2 Complete Agreement; Construction. This Agreement, including the Exhibits (including the Contract Supplements) hereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Contract Supplements, Section 2.2 shall govern. In the event of any inconsistency between this Agreement and any Exhibit hereto (excluding the Contract Supplements), this Agreement shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof.

Section 16.3 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 16.4 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 16.4 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 16.4 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a

Party at the address for such Party set forth on a schedule to be delivered by each Party to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 16.4):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300,

Austin, Texas 78759

Attention:   [●], [●]

Email: legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:   Amr Razzak, Esq.

Email:   amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention:   [●], [●]

Email: [●]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:   Amr Razzak, Esq.

Email:   amr.razzak@skadden.com

Section 16.5 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 16.6 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 16.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that such first Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (a) one or more of its Affiliates and (b) the successor (if Customer contracts permits) to all or a portion of the business or assets to which this Agreement relates;

provided, further, that (i) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignments or transfers it makes under the foregoing clause (b) and (ii) in either case of the foregoing clauses (a) or (b), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred. Any purported assignment in violation of this Section 16.7 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to by the non-assigning or non-transferring Party.

Section 16.8 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 16.9 No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action, or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement (including adversely affecting the rights or ability of any Party to successfully pursue indemnification or payment pursuant to this Agreement).

Section 16.10 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Date.

Section 16.11 Third Party Beneficiaries. Except with respect to indemnification obligations hereunder, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 16.12 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 16.13 Governing Law. This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 16.14 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Date, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party or Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article 16 (including after compliance with all notice and negotiation provisions), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 16.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 16.16 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

* * * * *

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

RemainCo

[FLEX LTD.]

Signature:
Name:	[●]
Title:	[●]

[Signature Page to Product Manufacturing and Supply Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

SpinCo

[AXIOM SOLUTIONS INTERNATIONAL, INC.]

Signature:
Name:	[●]
Title:	[●]

[Signature Page to Product Manufacturing and Supply Agreement]

EXHIBIT A

CONTRACT SUPPLEMENTS

[See attached.]

Exhibit A-1

Annex K

PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (CONSIGNMENT)

BY AND BETWEEN

FLEX LTD.

AND

AXIOM SOLUTIONS INTERNATIONAL, INC.

DATED AS OF [●]

PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (CONSIGNMENT)

This PRODUCT MANUFACTURING AND SUPPLY AGREEMENT (this “Agreement”), dated as of [●], 2027 (the “Effective Date”), is entered into by and between Flex Ltd., a Singapore registered public company limited by shares and having company registration no. 199002645H (“RemainCo”), and Axiom Solutions International, Inc., a Texas corporation (“SpinCo”) (each of RemainCo and SpinCo, a “Party,” and collectively, the “Parties”).

RECITALS

WHEREAS, RemainCo and SpinCo, or certain of their respective Affiliates, have entered into that certain Separation and Distribution Agreement, dated as of [●], 2026 (together with all exhibits and schedules thereto, the “Separation Agreement”);

WHEREAS, the Separation Agreement contemplates that RemainCo and SpinCo will execute this Agreement, and this Agreement is being entered into by the Parties to satisfy the requirements described therein; and

WHEREAS, from time to time during the term of this Agreement, each of RemainCo and SpinCo desires to engage the other to manufacture, package, label and ship the Products (as defined below), on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, provisions and covenants contained in this Agreement, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Separation Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Acceptance Period” has the meaning set forth in Section 8.1.

(b) “Affiliate” means, when used with respect to a specified Person, a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For the purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by Contract or otherwise. It is expressly agreed that no Party or member of either Group shall be deemed to be an Affiliate of the other Party or member of such other Party’s Group solely by reason of having one or more directors in common or by reason of having been under common control of RemainCo or RemainCo’s shareholders prior to, or in the case of SpinCo’s stockholders, after the Effective Date.

(c) “Agreement” has the meaning set forth in the Preamble to this Agreement.

(d) “Applicable Customer Requirements” means the quality requirements, performance requirements, service levels, delivery requirements, capacity requirements, audit and inspection rights, warranty, acceptance criteria, return procedures, cancellation and rescheduling procedures, end-of-life procedures, customer claim procedures, Incoterms, title-transfer requirements, shipment-hold rights, premium-freight requirements, safety-stock requirements, minimum-order requirements and other obligations under Recipient’s agreement with the applicable Customer (i.e., Customer Contract), that are expressly identified in the applicable Contract Supplement as obligations of Provider with respect to the applicable Product. Provider shall comply with all Applicable Customer Requirements identified or referred in the applicable Contract Supplement. Recipient shall promptly notify Provider of any Customer-driven change to an Applicable Customer Requirement. Any such change shall require mutual agreement between the Parties before implementation and shall be implemented in accordance with Sections 2.3 and 8.1(c), including an equitable adjustment to pricing, lead times, inventory responsibility or other affected terms if the change increases Provider’s costs, overhead, liability, obligations or risks.

(e) “Background IP” has the meaning set forth in Section 13.1(a).

(f) “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks in (i) New York, USA, (ii) the respective location of the registered office of the relevant Provider or (iii) the respective location of the registered office of the relevant Recipient, in each case, are authorized or required by Law to be closed.

(g) “Change Orders” means any written change order amending a Contract Supplement, which will require mutual agreement between the Parties before implementation.

(h) “Customer Contract” means the agreement, purchase orders or any other document agreed or executed between Recipient and Customer which are attached and/or referenced in the applicable Contract Supplement.

(i) “Confidential Information” has the meaning set forth in Section 12.1.

(j) “Consigned Equipment” means the equipment consigned by Recipient to Provider for use in connection with the manufacture of Products.

(k) “Consigned Material” means the materials consigned by Recipient and/ or Customer to Provider for use in connection with the manufacture of Products

(l) “Contract Supplement Term” has the meaning set forth in Section 9.1(b).

(m) “Contract Supplements” means the contract supplements attached hereto as Exhibit A (as such schedule may be amended, modified or supplemented from time to time in accordance with the terms of this Agreement).

(n) “Customer” means, with respect to a Product, the Third Party customer to whom Recipient or its applicable Affiliate sells or supplies such Product or a product into which such Product is incorporated, as identified in the applicable Contract Supplement.

(o) “Disclosing Party” has the meaning set forth in Section 12.2.

(p) “Effective Date” has the meaning set forth in the Preamble.

(q) “Epidemic Failure” means, during the Warranty period, Customer returns:

•	at least 3 percent of delivered Product with a substantially similar workmanship failure within any one-year period;

•	at least 2 percent of the delivered Product with substantially similar workmanship failure within 90 days; or

•	the Product causes a safety issue or poses a safety hazard,

in each case due to a manufacturing and workmanship defect in the Product.

(r) “Force Majeure Event” has the meaning set forth in Section 14.1.

(s) “Forecast” has the meaning set forth in Section 3.1.

(t) “Forecast Load” has the meaning set forth in Section 3.1.

(u) “Indemnifying Party” has the meaning set forth in Section 10.4.

(v) “Inventory” means all, whether on-hand, in-transit, or on order: (i) Materials, or (ii) work-in-progress (WIP), partially completed Product, or (iii) Special Inventory, or (iv) Product.

(w) “Manufacturing Lead Time” means, in respect of each Product, the manufacturing cycle time required from the delivery of the Materials at Provider’s facility to the completion of the manufacture, assembly and test processes.

(x) “Markup” means, in respect of a Product, the markup calculated in accordance with Section 3.3, as such calculation may be modified for such Product in the applicable Contract Supplement in accordance with Section 2.2.

(y) “Materials” means components, parts, raw materials and subassemblies that comprise a Product and that appear on the bill of materials for such Product, all of which shall be consigned by Recipient in accordance with Article 4 or otherwise consigned by Recipient to Provider for use in connection with the manufacture, assembly, test, packaging, labeling and shipping of Products, as identified in the applicable Contract Supplement.

(z) “MRB” has the meaning set forth in Section 4.3.

(aa) “Net Working Capital” means, with respect to a Recipient or Provider, (a) the aggregate book value of (i) inventory (including Materials, work-in-progress, and Products), (ii) accounts receivables, less (b) (i) accounts payable including goods receipt no invoice (GRNI), (ii) any working capital advances including cash in advance payments or deposits from the Customer and (iii) any capitalized purchase price variance (PPV).

(bb) “Party” has the meaning set forth in the Preamble to this Agreement.

(cc) “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, Governmental Entity or other entity.

(dd) “Product” means the products manufactured for the applicable Customer as of the Effective Date.

(ee) “Product Improvement” has the meaning set forth in Section 13.1(b).

(ff) “Production Materials” means materials (excluding Materials) that are consumed in the production processes to manufacture Products including solder, epoxy, cleaner solvent, labels, flux and glue and shall be procured by Provider for manufacturing of the Products.

(gg) “Provider” means any member of the (i) RemainCo Group, with respect to the Products to be provided by or on behalf of RemainCo to any member of the SpinCo Group, and (ii) SpinCo Group, with respect to the Products to be provided by or on behalf of SpinCo to any member of the RemainCo Group, in each case, as provided in each Contract Supplement.

(hh) “Provider Inventory Responsibility” has the meaning set forth in Section 4.3.

(ii) “Purchase Order” has the meaning set forth in Section 3.2.

(jj) “Quarterly Business Review” has the meaning set forth in Section 15.1.

(kk) “Receiving Party” has the meaning set forth in Section 12.2.

(ll) “Recipient” means any member of the (i) RemainCo Group, with respect to the Products to be supplied by or on behalf of SpinCo to any member of the RemainCo Group, and (ii) SpinCo Group, with respect to the Products to be supplied by or on behalf of RemainCo to any member of the SpinCo Group, in each case, as provided in each Contract Supplement.

(mm) “Recipient Indemnified Parties” has the meaning set forth in Section 10.1.

(nn) “Recipient Inventory Responsibility” has the meaning set forth in Section 4.3.

(oo) “RemainCo” has the meaning set forth in the Preamble to this Agreement.

(pp) “Separation Agreement” has the meaning set forth in the Recitals.

(qq) “Services” has the meaning set forth in Section 2.1.

(rr) “Special Inventory” means any safety stock, buffer stock, last-time buys and other mutually-agreed Materials consigned by Recipient in excess of the Purchase Orders or Forecast Load to support manufacturability or demand requirements.

(ss) “Specifications” means the agreed detailed instructions provided by Recipient or Customer as of the Effective Date defining each Product, which shall include bills of materials, designs, schematics, assembly drawings, process documentation, test specifications, current revision number or any other requirements.

(tt) “SpinCo” has the meaning set forth in the Preamble to this Agreement.

(uu) “Subcontractor” has the meaning set forth in Section 2.4.

(vv) “Taxes” means federal, state and local excise, sales, use, VAT, and transfer taxes and similar charges. For clarity, “Taxes” do not include taxes based on the net income of Provider or on real estate property owned by Provider.

(ww) “Tax Matters Agreement” means the Tax Matters Agreement, dated as of [●], 2026, by and between RemainCo and SpinCo (together with all exhibits and schedules thereto).

(xx) “Term” has the meaning set forth in Section 9.1(a).

(yy) “Third Party” means any Person other than RemainCo, SpinCo and their respective Affiliates.

(zz) “Total Net Manufacturing Cost” means, the total manufacturing cost incurred by Provider to manufacture including, but not limited to, inbound and outbound freight, facility costs, fully burdened labor costs, depreciation on generic equipment, customs duties, and non-recoverable Taxes. For clarity the full list of elements will be captured in Parties’ operating document as per P/L accounts.

(aaa) “Trade and Regulatory Requirements” has the meaning set forth in Section 4.6.

(bbb) “True-Up” has the meaning set forth in Section 3.5.

(ccc) “Underutilization Costs” means the reasonable, documented costs incurred by Provider as a result of underutilization of production capacity in the event that Recipient’s actual purchased volume of Products is less than the volume included in the Forecast Load, including facility costs, equipment costs and amortization, labor costs and other similar costs related to preparing for or continuing the mass production of the Products.

(ddd) “Working-Capital Neutrality” means the principle that the provision or receipt of Services under this Agreement shall not cause a material change in the Net Working Capital of the applicable Recipient or Provider in accordance with Section 3.8.

Section 1.2 References; Interpretation. For the purposes of this Agreement, (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Article, Section, paragraph, clause and Exhibit are references to the Articles, Sections, paragraphs, clauses and Exhibits to this Agreement unless otherwise specified; (c) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the Exhibits hereto; (d) references to “$” shall mean U.S. dollars; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive (unless the context indicates otherwise); (g) references to “written” or “in writing” include in electronic form; (h) the Parties have each participated in the negotiation and drafting of this Agreement, and except as otherwise stated herein, if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement; (i) a reference to any Person includes such Person’s successors and permitted assigns; (j) any reference to “days” means calendar days unless Business Days are expressly specified; (k) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (l) any statute or Contract defined or referred to herein means such statute or Contract as from time to time amended, modified or supplemented, unless otherwise specifically indicated; (m) the use of the phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import shall be deemed to refer to the date set forth in the Preamble to this Agreement; (n) the phrase “ordinary course of business” shall be deemed to be followed by the words “consistent with past practice” whether or not such words actually follow such phrase; (o) where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning; and (p) any consent given by any Party pursuant to this Agreement shall be valid only if contained in a written instrument signed by such Party. Unless the context requires otherwise, references in this Agreement to “SpinCo” shall also be deemed to refer to the applicable member of the SpinCo Group, references to “RemainCo” shall also be deemed to refer to the applicable member of the RemainCo Group and, in connection therewith, any references to actions or omissions to be taken, or refrained from being taken, as the case may be, by SpinCo or RemainCo shall be deemed to require SpinCo or RemainCo, as the case may be, to cause the applicable members of the SpinCo Group or the RemainCo Group, respectively, to take, or refrain from taking, any such action.

ARTICLE 2

MANUFACTURING SERVICES

Section 2.1 Services. Subject to the terms and conditions of this Agreement and each Contract Supplement, (i) Provider shall manufacture, assemble, test, package, label and ship the Products, in each case in accordance with this Agreement, the applicable Contract Supplement, the Specifications and the Applicable Customer Requirements (the “Services”), and (ii) Recipient shall timely consign to Provider all Materials and Consigned Equipment required for Provider to manufacture, assemble, test, package, label and ship the Products and title to such Materials and Consigned Equipment shall at all times remain with Recipient.

Section 2.2 Contract Supplements. The general terms and conditions set forth in this Agreement shall govern each Contract Supplement and shall supersede and take priority over any contrary or inconsistent terms set forth in any Contract Supplement, except as expressly provided in this Section. The Contract Supplement of this Agreement shall identify the Term for each Customer and/or Product under the consignment supply arrangements. Each Contract Supplement shall set forth or refer to the Customer-specific and Product-specific pricing, Lead Times, Forecast and S&OP procedures, Applicable Customer Requirements, service levels, capacity commitments, quality and acceptance requirements, warranty requirements, logistics terms, inventory responsibilities, payment terms, INCOTERMS, exit procedures and other Customer-specific operating terms applicable to the Customer and the Products covered by such Contract Supplement, and those Customer-specific terms shall control over any additional terms of this Agreement solely with respect to the Products and Customer covered by such Contract Supplement.

Section 2.3 Operational Changes. Ordinary-course operational or administrative adjustments to any Contract Supplement that do not materially change the scope of Services or obligations of the Parties or the working-capital neutrality principles explained later in this Agreement, may be documented by a Change Order following discussion at the Quarterly Business Review or otherwise as mutually agreed in writing by the Parties. Each Change Order must be mutually agreed in writing and executed by each Party. Any other changes to the terms of this Agreement or any Contract Supplement must be made by a written amendment executed by each Party in accordance with Section 16.6.

Section 2.4 Subcontracting. Provider shall have the right to subcontract its obligations under this Agreement to: (i) any of its Affiliates; (ii) any other Third Parties that have been approved in advance in writing by Recipient (such approval not to be unreasonably withheld, conditioned or delayed); and (iii) any Third Party engaged by Recipient to provide freight delivery services, if any (each, a “Subcontractor”). No such subcontract by Provider shall, as between Provider and Recipient, modify any terms of this Agreement or any Contract Supplement, and such subcontract shall not relieve Provider of any of its obligations hereunder. Provider will remain liable to Recipient for any breach or violation of this Agreement by the applicable Subcontractor in connection with such Subcontractor’s activities hereunder.

ARTICLE 3

FORECASTS; ORDERS; FEES; PAYMENT

Section 3.1 Forecasts. Recipient or Customer shall provide Provider (and Recipient) with each Customer forecast for Products under an applicable Contract Supplement (each, a “Forecast”). Provider shall review each Forecast through its sales, inventory and operations planning process against available capacity, Materials and headcount and shall identify any constraint, exception or required mitigation at the next applicable S&OP meeting. The Recipient shall confirm at that S&OP meeting the portion of the Forecast that Provider needs to prioritize and drive (“Forecast Load”). Provider shall reserve production capacity and plan production in accordance with the Forecast Load. If any Customer has requirements to hold safety stocks, vendor managed inventory requirements, or warehousing requirements set forth in the applicable Contract Supplement, Provider shall comply with such requirement and pass through the cost of such requirement to Recipient. Customer forecasting terms expressly identified in the applicable Contract Supplement shall be mirrored between the Parties. If (a)(1) a reduction in the Forecast Load or (a)(2) Recipient does not timely consign Materials and Consigned Equipment necessary for Provider to manufacture, assemble, test, package, label and ship the Products (b) results in Underutilization Costs, then (c) Provider shall first use commercially reasonable efforts to mitigate those costs, including by reallocating capacity, materials and labor, and Recipient shall reimburse Provider for the remaining Underutilization Costs.

Section 3.2 Purchase Orders. Recipient shall submit all Purchase Orders for the Products, each of which shall incorporate by reference the terms and conditions of this Agreement and the applicable Contract Supplement and shall specify the Product volumes and delivery dates for the Products (each, a “Purchase

Order”), via email or other method agreed upon in writing between the Parties, to Provider. Unless otherwise specified in the applicable Contract Supplement, Provider shall confirm each Purchase Order by submitting an acknowledgment via response email or other method agreed upon in writing between the Parties as soon as reasonably practicable and in no event later than two (2) Business Days after receipt of such Purchase Order. Failure of Provider to respond within such period shall be deemed confirmation of the Purchase Order. For the avoidance of doubt, unless agreed by Provider in writing, any variations made to the terms and conditions of this Agreement or the applicable Contract Supplement by Recipient in any Purchase Order are void and have no effect.

Section 3.3 Pricing. With respect to each Product, the price for such Product shall be equal to the sum of: (a) the Total Net Manufacturing Cost for such Product, plus (b) a Markup percentage as defined in the Pricing Schedule. Inflation, Underutilization Costs, currency exchange rates and tariffs shall be trued up quarterly in accordance with Section 3.5. Provider shall not charge any Markup, fee or cost that is not authorized by this Agreement or the applicable Contract Supplement.

Section 3.4 Taxes. Recipient or Customer shall be responsible for all Taxes.

Section 3.5 Inflation, Exchange Rates and Tariffs.

(a) At each Quarterly Business Review, the Parties shall review and adjust the fees and prices payable under this Agreement and each Contract Supplement to account for changes in currency exchange rates, inflation, storage, underutilization claims and tariffs in accordance with this Section 3.5 (each, a “True-Up”). Each True-Up shall apply to Products shipped during the immediately preceding calendar quarter and, once determined in accordance with this Section 3.5, shall be reflected as a credit or debit, as applicable, in the next invoice issued following the applicable Quarterly Business Review.

(b) Tariff True-Up. If, during any calendar quarter, Provider pays or receives a refund, credit, rebate or drawback for any tariff, customs duty, import duty, export duty, trade remedy duty or similar governmental charge (“Tariff”) incurred on Products used, manufactured or shipped under this Agreement, the amounts invoiced and paid for Products shipped during such calendar quarter shall be increased or decreased, as applicable, by the amount of such charge or refund, credit, rebate or drawback actually paid or received by Provider, net of any amounts already included in the price of such Products. Provider shall use commercially reasonable efforts to pursue any refund, credit, rebate or drawback that is reasonably available and would reduce amounts payable by Recipient. For clarity, Provider has the right to invoice the Recipient on a monthly basis for any Tariff charges incurred during the quarter.

(c) Underutilization True-Up. Where Provider has reserved production capacity, tooling or dedicated resources in reliance on a Forecast or a capacity commitment, and Recipient’s actual Purchase Orders for the affected Products are below such reserved capacity for the applicable measurement period, or if Recipient fails to timely consign Materials and Consigned Equipment to Provider, Provider’s claim for under-absorbed costs shall be determined on a case-by-case basis by good-faith analysis of the documented, unavoidable fixed costs actually incurred by Provider with respect to the reserved capacity and not otherwise recovered, net of Provider’s commercially reasonable mitigation as mutually agreed with Recipient (including redeployment of the affected capacity agreed between the parties). The applicable Contract Supplement may specify the capacity baseline, the measurement period and the method for calculating under-absorbed costs.

(d) Supporting Information; Disputes. Within thirty (30) days after the end of each calendar quarter, Provider shall use commercially reasonable efforts to deliver to Recipient a statement showing the calculation of each True-Up for such quarter in reasonable detail, together with reasonable supporting documentation, however failure to submit such documentation shall not excuse Recipient’s obligation to review and adjust the prices based on the true — up requirement set forth in this Section 3.5. Recipient may dispute any True-Up by providing written notice to Provider within thirty (30) Business Days after receipt of such statement, specifying the disputed amount and the basis for the dispute in reasonable detail. The Parties shall resolve any such dispute in accordance with Section 15.2. Any undisputed amount shall be reflected as a credit or debit, as applicable, in the next invoice issued following the applicable Quarterly Business Review.

Section 3.6 Payment Terms. Except as expressly provided otherwise in the applicable Contract Supplement:

(a) Invoicing and Payment. Provider shall invoice Recipient for amounts payable under this Agreement or the applicable Contract Supplement. Provider shall invoice Recipient in U.S. dollars with a net 30-day payment term, and Recipient shall pay such undisputed invoice in accordance with the appropriate payment term needed to maintain Working-Capital Neutrality for Provider’s fiscal month end in accordance with Section 3.7.

(b) Disputed Invoices. If Recipient has any reasonable grounds for disputing in good faith any invoiced amounts, as soon as practicable but no longer than thirty (30) Business Days of Recipient’s receipt of the disputed invoice, Recipient shall provide Provider with written notice specifying the amount of the invoice that is disputed and describing in reasonable detail the basis of the dispute. The Parties shall seek to resolve any such dispute in accordance with Section 15.2. Any amounts not disputed in accordance with this Section 3.6(b) shall be deemed accepted and payable as provided in Section 3.6(a).

Section 3.7 Monthly Reconciliation.

(a) Ten (10) Business Days prior to the end of each fiscal month (each, a “Reconciliation Date”), each Provider shall deliver to the applicable Recipient a statement (each, a “Monthly Reconciliation Statement”) setting forth in reasonable detail: (i) all amounts invoiced by such Provider during the current fiscal month, (ii) all amounts paid or payable by Provider in connection with the provisions of the applicable Services during the current fiscal month, (iii) any credits, debits or adjustments arising under this Agreement or any Contract Supplement during the current fiscal month and (iv) a proposed net payable or net receivable balance, as between Provider and Recipient for such fiscal month, calculated as a difference between clauses (i) and (ii) above, as adjusted by any amounts described in clause (iii) (the “Net Settlement Amount”).

(b) Provider and Recipient shall cooperate in good faith to review and confirm each Monthly Reconciliation Statement. Within five (5) Business Days after receipt of a Monthly Reconciliation Statement from the Provider (the “Review Period”), the applicable Recipient shall either (i) confirm in writing (including by email) its agreement with the Net Settlement Amount set forth therein, or (ii) deliver to the Provider a written notice of discrepancy specifying, in reasonable detail, the amount in dispute and the basis for the dispute. If the Recipient does not deliver a notice of discrepancy within the Review Period, the Monthly Reconciliation Statement shall be deemed confirmed. The Parties shall resolve any such dispute in accordance with Section 15.2.

(c) Upon confirmation (or deemed confirmation) of a Monthly Reconciliation Statement, Provider or Recipient, as applicable, shall net the accounts receivable balances reflected therein, and the Party owing the Net Settlement Amount shall pay such amount to the other Party immediately but no later than the end of such fiscal month.

Section 3.8 Working Capital Neutrality. The Parties intend that the arrangements under this Agreement be working capital neutral for the Parties. Consistent with Section 3.6, the payment schedule, true-up and other mechanics under this Agreement and each Contract Supplement shall be designed and administered so as to achieve, as closely as reasonably practicable, a cash conversion cycle for Provider, attributable to the Services, of zero, taking into account accounts payable, accounts receivables, Working Capital Advances. Working capital neutrality shall be measured and trued up on a consolidated basis across the Contract Supplements and, unless otherwise agreed in writing, effected through a single designated account and payment-terms adjustment (including by way of an accounts-payable hold applied to the designated account). The Parties acknowledge that the conveyance of Inventory as of the Effective Date may require additional measures during the initial period to preserve neutrality, and such additional measures shall be agreed to by the parties acting in good faith. Neither Party shall be required to advance working capital to the other, and the preferred method of true-up shall be the withholding and netting of accounts-payable balances rather than cash advances.

Section 3.9 Order of Preference to Attain Working Capital Neutrality. The Parties shall apply the following procedures, in the order of priority set forth below, to achieve and maintain Working-Capital Neutrality:

(a) If the Net Settlement Amount is payable by Recipient to Provider:

(i) Recipient shall adjust the payment term to accelerate payment of amounts payable;

(ii) Recipient shall pay the required Working Capital Advance.

(b) If the Net Settlement Amount is payable by Provider to Recipient:

(i) Provider shall refund any excess Working Capital Advance;

(ii) Recipient shall adjust the payment term to defer payment of accounts payable.

ARTICLE 4

MATERIALS PROCUREMENT

Section 4.1 Consignment of Materials and Equipment. Recipient shall timely consign to Provider, and deliver to Provider’s manufacturing facility, all Materials and Consigned Equipment required for Provider to manufacture, assemble, test, package, label and ship a Product as reasonably determined based on the applicable Forecast, accepted Purchase Orders and Specifications. Title to all Materials and Consigned Equipment shall remain with Recipient at all times. Provider shall hold all Materials and Consigned Equipment as bailee for Recipient, exercise reasonable care in handling, storing and using them consistent with their nature and value, and maintain accurate records of the quantities received, quantities consumed and quantities on hand. Provider shall not grant or permit any lien, encumbrance or security interest on any Materials or Consigned Equipment. Upon Recipient’s request or upon expiration or termination of this Agreement or the applicable Contract Supplement, Provider shall return all unused Materials and Consigned Equipment to Recipient at Recipient’s cost and expense.

Section 4.2 Discontinuance of Materials. Recipient shall promptly notify Provider upon becoming aware that any supplier has discontinued, or intends to discontinue, any Materials for any Product, and the Parties shall thereafter cooperate in good faith to assess the expected impact of such discontinuance on Provider’s manufacturing processes, Product performance, cost, lead times and delivery schedules.

Section 4.3 Responsibility for Inventory. The Parties shall use best efforts to conduct a full physical inventory of the Inventory existing as of the Effective Date. Parties will review reports regarding Inventory specifically arising from bonepile & Material Review Board (“MRB”) on a weekly basis.

Section 4.4 Storage of Materials and Consigned Equipment. To the extent Recipient consigns Materials and Consigned Equipment to Provider in amounts necessary to manufacture the Products under accepted Purchase Orders, as specified in the applicable Contract Supplement, Provider shall store such Consigned Materials and Consigned Equipment as bailee for Recipient on the warehousing and storage terms set forth in the applicable Customer agreement expressly identified in the applicable Contract Supplement. Provider shall maintain appropriate storage conditions for all Consigned Materials and Consigned Equipment, consistent with their nature and value, the Specifications and the Applicable Customer Requirements or (x) Consigned Materials or Consigned Equipment of a nature requiring specialized storage materially different than that utilized to store Consigned Materials or Consigned Equipment at the delivery/manufacturing site identified in the relevant Contract Supplement during the Reference Period.  . Any surplus Consigned Materials and Consigned Equipment shall be returned to Recipient at Recipient’s cost upon expiration or termination of this Agreement or the applicable Contract Supplement. Recipient shall reimburse Provider for any warehousing, storage or related services provided by Provider beyond those required by such Customer terms.

Section 4.5 Consigned Material. With respect to any Materials consigned by a Customer or Recipient and held by Provider in connection with the manufacture of Products, the terms of the applicable Customer agreement expressly identified or referred in the applicable Contract Supplement shall be passed through to Provider. Any attrition of, or liability in respect of, such consigned inventory shall be subject to the limitations of liability set forth in Article 11 to the extent not covered by insurance, and responsibility for such inventory while in transit shall be determined by the Incoterms and Customer terms applicable to such shipment.

Section 4.6 Safety Stock, and Stocking Strategy. Provider shall maintain raw-material safety stock, finished-goods safety stock, minimum-order quantities and other stocking levels required by the Applicable Customer Requirements and specified in the applicable Contract Supplement or by Recipient. Recipient’s accepted Purchase Orders and binding Forecasts shall constitute authorization for Provider to manage such Inventory (subject to Recipient’s consignment of relevant Materials) without further approval. Recipient shall be responsible for Materials, safety stock and other Special Inventory consigned in accordance with the applicable Contract Supplement to the extent such Inventory becomes excess or obsolete because of a Customer requirement, Recipient instruction, engineering change, cancellation, rescheduling or termination for which Recipient is responsible.

Section 4.7 Trade Regulatory Requirements. Recipient shall source Materials in accordance with the Approved Vendor List and the Applicable Customer Requirements. Each Party shall comply with all applicable Laws relating to trade sanctions, export controls, import restrictions, customs and tariffs, anti-boycott regulations, restricted-party and denied-party screening requirements, and forced-labor and restricted-labor sourcing prohibitions (including the Uyghur Forced Labor Prevention Act, the EU Forced Labor Regulation, and any restrictions applicable to specified entities, materials, regions or countries of origin) (collectively, “Trade and Regulatory Requirements”). Recipient and or Customer shall identify and communicate to Provider all Trade and Regulatory Requirements applicable to the Products, including the destinations to which Products or Materials are to be shipped, and the content of the Specifications, the Approved Vendor List and the applicable bill of materials. Recipient shall bear primary responsibility for ensuring that the Specifications, the Approved Vendor List and the Customer requirements conform with all applicable Trade and Regulatory Requirements and shall promptly notify Provider of any change required to the Approved Vendor List or sourcing as a result thereof. Provider shall, in the performance of its obligations under this Agreement, comply with all Trade and Regulatory Requirements applicable to its operations, facilities and supply chain. If Provider becomes aware of any Trade and Regulatory Requirement, restriction, sanction, embargo, prohibited-party designation or labor-sourcing prohibition that affects or is reasonably likely to affect the Materials, the Approved Vendor List, the sourcing of Products or the shipment of Products or Materials, Provider shall promptly notify Recipient and the applicable Customer in writing, and the Parties shall cooperate in good faith to identify and implement any necessary changes. Provider shall not be liable for any delay, non-performance or supply disruption to the extent arising from Trade and Regulatory Requirements, sanctions or sourcing restrictions or from any resulting change to the Approved Vendor List, and any such change shall be implemented as a Materials or engineering change under Section 4.3 and Section 8.1. Provider shall be entitled to pass through to Recipient the documented, incremental costs of compliance or mitigation arising from any such change as a True-Up under Section 3.5 or as otherwise specified in the applicable Contract Supplement, provided such change is agreed by the Recipient. This Section is in addition to, and does not limit, Section 9.2. Nothing in this Section relieves either Party of its own obligations to comply with applicable Law.

ARTICLE 5

SCHEDULE CHANGE; CANCELLATION; STORAGE

Section 5.1 Quantity Changes and Shipment Schedule Changes.

(a) With respect to any Purchase Order accepted by Provider, (i) Recipient and/or Customer may request that Provider increase the quantity of Products ordered in accordance with Contract Supplement, and (ii) either Party may request that the delivery of such Products be rescheduled to a later date, in each case solely to the extent expressly permitted by, and in accordance with, the applicable Contract Supplement.

(b) Unless the decreased quantity is rescheduled for delivery at a later date in accordance with Section 5.1(a), any decrease in PO order shall be deemed cancellation under Section 5.3.

Section 5.2 Discontinuance of Product. Recipient shall notify Provider in writing within two (2) Business Days after becoming aware that a Customer has issued or intends to issue an end-of-life, discontinuance or similar notice concerning a Product supplied under a Contract Supplement. The Applicable Customer Requirements concerning end-of-life purchases, discontinuance, returns, rescheduling and related procedures shall apply to the extent identified in the applicable Contract Supplement. Recipient shall remain responsible for Products manufactured within the Manufacturing Lead Time as per the applicable Forecast Load and S&OP procedures.

Section 5.3 Cancellation. Customer or Recipient may cancel any PO in accordance with the terms of the Contract Supplement. Provider and Recipient shall cooperate to assess the impact of any such cancellation. Recipient shall be responsible for communicating such impact to the applicable Customer and shall be responsible for any liability arising out of such cancellation, including where the applicable Contract Supplement does not impose any corresponding liability on the Customer. Provider shall not be responsible for any loss arising out of a cancellation of a PO by Recipient or Customer.

Section 5.4 Materials Allocation. Consigned Materials and Equipment provided by Recipient to Provider specifically for Products under a Contract Supplement shall be reserved for those Products and shall not be diverted for Provider’s benefit or the benefit of another customer without Recipient’s prior written consent. In the event of a shortage or other supply constraint affecting Materials, Provider shall not independently make allocation decisions between Recipient and other customers. Risk of loss shall be with Provider from the time of receipt of Materials in Provider’s care, custody and control and shall remain with Provider until the delivery of the Product and Inventory to Recipient. For clarity, any costs resulting from unusable, damaged or defective Consigned Inventory including bonepile caused due to Provider’s acts or omission, outside of standard attrition rate existing as of Effective Date for each Contract Supplement, while in Provider’s care, custody and control shall be borne by Provider. All freight, insurance (apart from when such Consigned Inventory is in Provider’s care custody and control), and other shipping expenses shall be paid by Recipient.

ARTICLE 6

DELIVERY

Section 6.1 Delivery. Provider shall deliver all Products suitably packed in accordance with the Specifications and marked for shipment to the destination specified in the applicable Purchase Order. Unless otherwise agreed between the parties all the shipment under this Agreement shall be as per INCOTERMS Ex-Works (2020), at Provider’s facility. Provider shall provide outbound logistics services and Recipient shall reimburse Provider for the documented costs. If Provider manages outbound logistics, title to and risk of loss for the Products shall transfer to Recipient when the Products are picked up at Provider’s shipping dock. If the applicable Customer manages outbound logistics, title to and risk of loss shall transfer from Provider to Recipient and then from Recipient to the Customer at pickup location at Provider’s facility. Risk of loss and title shall pass to Recipient upon Provider’s delivery of the Products and Inventory, as per the Incoterm. All freight, insurance, and other shipping expenses shall be paid by Recipient.

Section 6.2 Premium Freight and Process Deviations. Provider shall not incur premium-freight costs or implement a material process deviation without Recipient’s prior written approval, except to the extent necessary to address an emergency involving safety or compliance with Law. Customer requirements concerning premium freight or process deviations that are expressly identified or referred to in Customer Contract in the applicable Contract Supplement shall apply between the Parties. The applicable Contract Supplement shall allocate responsibility for approved premium-freight costs.

Section 6.3 Warehousing, Storage and Shipment Holds. Provider shall provide warehousing, storage and shipment-hold services required by the Applicable Customer Requirements. Recipient shall reimburse Provider for documented and reasonably incurred warehousing, storage or shipment-hold services. Recipient’s right to direct a shipment hold shall mirror the applicable Customer’s shipment-hold rights identified in the Contract Supplement. Where Recipient does not take delivery of finished Products or Consigned Materials and Equipment within the period specified in the applicable Contract Supplement (or, absent such specification, within thirty (30) days after notice that such Products or Consigned Materials and Equipment are available), the parties will mutually agree on applicable storage and carrying costs, and Provider may invoice Recipient for reasonable, documented storage and carrying costs incurred thereafter, and the title and risk-of-loss provisions of Section 6.1 shall continue to apply. Provider shall not be deemed a bailee, carrier, warehouse operator or customer-logistics agent for such Products or Inventory unless Provider expressly assumes that role in a written agreement that sets forth the applicable pricing, service standard and liability framework.

ARTICLE 7

SPECIFICATIONS; QUALITY CONTROL

Section 7.1 Specifications and Engineering Changes.

(a) Provider shall manufacture, assemble and test Products in accordance with the Specifications, the applicable Contract Supplement and the Applicable Customer Requirements. Provider shall meet all delivery dates, on-time-in-full requirements, forecast-adherence requirements, service levels, performance standards, Recipient-dedicated capacity commitments and other operational requirements set forth in the applicable Contract Supplement. Applicable Customer requirements concerning late delivery, service levels, KPIs and capacity allocation shall flow through to Provider to the extent expressly identified in the applicable Contract Supplement. Provider shall be responsible for any failure to satisfy those requirements, subject to the liability cap, Recipient timely providing Provider with necessary Consigned Materials and Equipment, and other limitations set forth in Article 11.

(b) Provider and Recipient shall maintain and update the Specifications in accordance with the terms of this Agreement, the applicable Contract Supplement and the Applicable Customer Requirements; provided, however, that, as between the Parties, Recipient shall be solely responsible for the sufficiency and adequacy of the Specifications. Any design for manufacturability (DFM) input, technical suggestions, or process recommendations provided by Provider are for Recipient’s consideration only and shall not alter or diminish Recipient’s sole responsibility for the sufficiency, adequacy and performance of the Specifications and the resulting Product design.

(c) Either Recipient (or Customer) or Provider may request that Provider incorporate engineering changes into the Product or Specifications by providing the other Party with a written description of the proposed engineering change sufficient to permit the Parties to evaluate the feasibility, cost, pricing impact, implementation requirements, delivery impact and any impact on the Applicable Customer Requirements. Provider shall proceed with engineering changes only after the Parties have agreed in writing upon the changes to the Specifications, delivery schedule, pricing, fees, implementation costs and any related Contract Supplement updates.

Section 7.2 Access, Quality Audits and Governmental Inspections. Provider shall comply with the quality standards, acceptance criteria, inspection procedures, audit procedures and governmental inspection procedures set forth in the applicable Contract Supplement. Upon reasonable advance notice, Provider shall provide Recipient and its authorized representatives with reasonable access to the applicable facilities, records and personnel as reasonably necessary to verify Provider’s compliance with the Specifications, quality requirements and Applicable Customer Requirements, subject to Provider’s reasonable safety, security and confidentiality procedures. Customer audit and inspection rights expressly identified in the applicable Contract Supplement shall flow through Recipient and may be exercised by the applicable Customer through or together with Recipient. Customer-driven changes to quality or inspection requirements shall be implemented in accordance with Sections 2.3 and 7.1(c).

Section 7.3 Immovable Capital Expenditures. The cost of immovable capital equipment shall be fully depreciated over the anticipated term of the applicable Contract Supplement through the applicable pricing and shall be written down by Recipient.

Section 7.4 Sanctions-Impacted Parts and Origin Documentation. Recipient shall maintain certificates of origin and other supply-chain documentation required by the Applicable Customer Requirements or applicable Law. If a Material becomes unavailable or restricted because of applicable sanctions or trade restrictions, Recipient shall promptly notify Provider and reasonably cooperate in identifying an alternative. Recipient shall be responsible for qualifying or obtaining Customer approval of replacement parts required to continue production. The Parties shall negotiate in good faith regarding any Underutilization Costs resulting from the sanctions-related restriction after Recipient has used commercially reasonable efforts to mitigate those costs. Nothing in this Section limits either Party’s right to terminate for a violation of Law under Section 9.2(e).

ARTICLE 8

PRODUCT ACCEPTANCE; REPRESENTATIONS AND WARRANTIES; REMEDIES

Section 8.1 Product Acceptance. Provider shall comply with all Customer quality and acceptance requirements expressly identified or referred in the applicable Contract Supplement during ramp, launch, new-product introduction and mass production. Customer may reject any Product that fails to conform to the Purchase Order, the Specifications, the Applicable Customer Requirements or the express warranties set forth in Section 8.2 by providing notice during the acceptance period applicable for each Product under the applicable Customer contract (the “Acceptance Period”). Products not rejected during the Acceptance Period shall be deemed accepted, but acceptance shall not waive any warranty claim that could not reasonably have been discovered during the Acceptance Period. Customer may return nonconforming Products in accordance with the applicable Customer procedures identified in the Contract Supplement or Customer contract. Provider shall be responsible for freight and shipment costs to the extent a warranty defect is found. Recipient shall bear the risk of loss and documented return costs for any returned Product for which no warranty defect or nonconformity is found.

Section 8.2 Representations and Warranties.

(a) General Warranty.

(i) Provider warrants that the Products shall be manufactured in accordance with the applicable Specifications and shall be free from defects in workmanship for a period as specified in the applicable Contract Supplement from the date of shipment.

(b) Performance of Warranties. In addition to the general warranty set forth in Section 8.2(a), Provider shall perform all Customer warranty obligations expressly identified as Applicable Customer Requirements in the applicable Contract Supplement; provided that Recipient shall reimburse Provider for all costs and expenses incurred by Provider in performing such Customer warranty obligations, except where there is an Epidemic Failure, for which the performance of such warranty obligations and warranty remedies (arising due to Provider’s workmanship failure) shall be at Provider’s cost.

(c) Remedies. Upon any Product’s failure to comply with this express limited warranty, Provider shall at Recipient and or Customer’s option, promptly repair or replace the Product and return it to Recipient and/ or Customer. Customer may follow the requirement and process for warranty remedies in the applicable Customer contract specified or referenced in the Contract Supplements and shall return Products due to warranty failure to Provider. Recipient or Customer shall bear all risk of loss, costs, and expenses associated with Products that Recipient returns or directs a third-party to return to Provider for which there is no warranty defect found. Provider will be responsible for all risk of loss, costs and expenses associated with Products for which there is a warranty defect found.

(i) Exclusion of certain warranties: Notwithstanding anything to the contrary in this Agreement, the foregoing warranty does not apply to, and Provider makes no representation or warranty with respect to, any of the following: (i) Materials, equipment or services provided by vendors on the AVL; (ii) defects, failures or noncompliance resulting from or related to the Specifications or any instructions provided by or on behalf of Recipient, including design flaws, material selection errors or process instructions embedded within the Specifications, in each case where Provider manufactured the Product in accordance with such Specifications and instructions; (iii) the design of the Products; (iv) Product that has been abused, damaged, altered, misused or mishandled (including improper storage, installation or handling in accordance with any static sensitive electronic device or handling requirements) by any Person after title passes to Recipient; (v) first articles, prototypes, pre-production units, test units or other similar units; (vi) defects resulting from any defective test equipment or test software Recipient provides; (vii) the compliance of Materials (excluding Production Materials) or Products with applicable Laws; or (viii) Product (including firmware, software or hardware incorporated into the Product) that is damaged or impacted by malicious cyber activity after delivery to Recipient. Recipient shall be liable for the reasonable, documented costs and expenses Provider incurs that arise out of, or are related to, the foregoing exclusions to Provider’s express limited warranty.

(d) Recipient shall provide its own warranties directly to its Customers and other Third Parties. Recipient shall not make any other representation to a Customer or other Third Party on Provider’s behalf, and Recipient shall expressly indicate that the Customers and other Third Parties must look solely to Recipient in connection with any warranty claims, problems or other matters related to the Product.

(e) Unless the Parties have entered into a separate agreement with associated pricing for extended warranty coverage for Products, Provider’s warranty obligations for applicable Products under this Agreement and any Contract Supplement shall terminate upon termination of this applicable Contract Supplement. Upon expiration or termination of this Agreement or the applicable Contract Supplement, Recipient shall be responsible for any Customer warranty obligations relating to the applicable Products. Provider’s warranty obligations shall be subject to the limitations of liability set forth in Article 11.

(f) Notwithstanding anything to the contrary in this Agreement, Provider shall provide the warranty remedies applicable under the relevant Customer contract (as identified in the applicable Contract Supplement) for Products that are defective due to a warranty failure, even if such Products were manufactured and shipped prior to the Effective Date.

(g) Provider shall be entitled to charge back to Recipient all documented costs and expenses incurred in connection with any warranty failure under this Section 8.2 (including labor, freight), and Recipient shall reimburse Provider for such documented costs on a monthly basis.

Section 8.3 No Representations or Other Warranties. PROVIDER MAKES NO OTHER REPRESENTATIONS OR WARRANTIES REGARDING EITHER PROVIDER’S PERFORMANCE OF

SERVICES OR REGARDING THE PRODUCTS THEMSELVES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH RECIPIENT, AND PROVIDER SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

ARTICLE 9

TERM AND TERMINATION

Section 9.1 Term.

(a) Unless earlier terminated in accordance with Section 9.2, the term of this Agreement shall begin on the Effective Date and shall continue in effect until the last Contract Supplement to expire or terminate (the “Term”).

(b) Unless earlier terminated in accordance with Section 9.2 or the applicable Contract Supplement, the term of each Contract Supplement shall commence and end on the dates specified in that Contract Supplement (the “Contract Supplement Term”).

(c) Recipient may request an extension of a Contract Supplement by providing written notice to Provider before expiration of the then-current Contract Supplement Term, the required notice period shall be (i) ninety (90) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less, as set forth in Table A below. Any extension shall require the Parties’ mutual written consent (including, as applicable, mutual agreement on duration, pricing and changes to operational and contractual terms) and shall be subject to Tax review on a case-by-case basis. No extension or renewal shall be permitted if it would prevent, be reasonably likely to prevent or be inconsistent with the Tax-Free Status of the Transactions with respect to the Distribution, as defined in the Tax Matters Agreement.

Section 9.2 Termination.

(a) Mutual Agreement. The Parties may terminate any Contract Supplement (in whole or in part) or this Agreement (together with all Contract Supplements) at any time upon mutual written agreement of the Parties.

(b) Termination for Convenience. Upon prior written notice to Provider, Recipient may terminate one or more Contract Supplements pursuant to which Products are being provided to Recipient, for any reason or no reason. Unless a different notice period is expressly set forth in the applicable Contract Supplement, the required notice period shall be (i) ninety (90) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less, as set forth in Table A below. Any such termination shall be effective upon expiration of the applicable notice period unless otherwise agreed by the Parties in writing.

Table A: Notice Periods for Extension and Early Termination by Recipient.

Term	Extension Notice Period	Termination Notice Period
1 Quarter or Less	At least 15 days	At least 15 days
>1 Quarter but < 2 Quarters	At least 30 days	At least 30 days
> 2 Quarters	At least 90 days	At least 90 days

(c) Insolvency. Except as otherwise provided by Law, each Party may terminate this Agreement (together with all Contract Supplements) (i) with immediate effect upon written notice to the other Party, in the event that the other Party (A) makes, or seeks to make, a general assignment for the benefit of its creditors or takes any similar action, or (B) ceases its operations or is liquidated or dissolved, and (ii) upon sixty (60) days’ prior written notice to the other Party, in the event that the other Party (x) commences, or has commenced against it, proceedings under bankruptcy, insolvency or debtor’s relief or similar applicable Laws affecting the enforcement of creditors’ rights generally in any jurisdiction (other than proceedings for the purpose of effecting a financial restructuring or reorganization in which such Party continues to operate its business in the ordinary course), which proceedings are not dismissed within such sixty (60)-day period, or (y) applies for, or consents to, the appointment of a trustee, receiver or custodian for a substantial part of its property related to this Agreement, which application or consent is not rejected or revoked within such sixty (60)-day period.

(d) Material Breach. Each Party may terminate any Contract Supplement or this Agreement (together with all Contract Supplements) upon thirty (30) days’ prior written notice to the other Party in the event that such other Party materially breaches such Contract Supplement or this Agreement, as applicable, unless such breach (excluding any failure to pay undisputed amounts of money when due) is cured within such thirty (30)-day period. For avoidance doubt the notice of such material breach and cure period to remedy such breach shall be fifteen (15) days for the Contract Supplement Term less than a quarter.

(e) Violation of Law. Each Party may terminate any Contract Supplement or this Agreement (together with all Contract Supplements) with immediate effect upon written notice to the other Party if the other Party violates the Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act of 2010 or any other applicable anti-bribery, anti-corruption, anti-money laundering or sanctions Laws of any jurisdiction, in each case, in connection with the performance of this Agreement.

(f) Automatic Termination. This Agreement (together with all Contract Supplements) shall terminate immediately and automatically upon any determination of a competent jurisdiction that either Party is excused or prohibited from performing in full all obligations hereunder, including, without limitation, rejection of this Agreement pursuant to 11 U.S.C. §365.

Section 9.3 Effect of Termination.

(a) Expiration or termination of this Agreement or any Contract Supplement shall not affect the amounts due under this Agreement or the applicable Contract Supplement by either Party that exist as of the date of expiration or termination.

(b) Upon expiration or termination of this Agreement or a Contract Supplement, Provider shall, at Recipient’s request, convert work-in-progress into finished Products and invoice Recipient for those Products in accordance with this Agreement. Within thirty (30) days after the applicable expiration or termination date, Recipient shall purchase and move all finished Products, work-in-progress, for which Recipient is responsible. Recipient shall timely remove its equipment and any Customer-owned or consigned equipment or Consigned Materials and other Inventory from Provider’s facilities. If applicable Recipient shall purchase from Provider, at fair book value, as agreed between the Parties as of the expiration or termination date, all Provider-owned equipment mutually identified by the Parties in good faith as dedicated to the applicable Products. Recipient also shall satisfy all open Purchase Orders and other exit liabilities allocated to and agreed with Recipient. The Parties shall cooperate in good faith to implement the transition, storage, warehousing, site-restoration and equipment-transfer arrangements as reasonably required. If Recipient does not remove such Inventory within the thirty (30) day period, Provider may charge Recipient agreed reasonable storage and carrying costs, and a physical disposition procedure shall be arranged between the Parties as mutually agreed.

Section 9.4 Survival. Subject to the limitations and other provisions of this Agreement, the rights and obligations of the Parties set forth in Sections 3.4, 3.6, 4.3, 5.4 and 9.3 and Articles 8, 10, 11, 12, 13 and 16, and

any terms or provisions that by their nature survive or are necessary to interpret or enforce such provisions, shall survive any termination or expiration of this Agreement or any Contract Supplement.

Section 9.5 Program Assets (Unique and Immovable) Early Termination Costs. If Recipient terminates any Contract Supplement or this Agreement for convenience or otherwise prior to the end of the applicable Contract Supplement Term, Recipient shall bear one hundred percent (100%) of the remaining unabsorbed or un-depreciated value of the program assets and any other tooling, equipment or assets acquired by Provider and are unique and immovable, to the extent not otherwise recovered through the price. Provider shall be entitled to recover such amounts, by a final invoice, issued upon such termination, for the remaining net book value of such assets, in each case net of any amount Provider actually recovers through commercially reasonable redeployment of such assets.

ARTICLE 10

INDEMNIFICATION

Section 10.1 Provider’s Indemnification to Recipient. Each Party, as the Provider shall indemnify, defend and hold harmless the other Party, as the Recipient, and the Recipient’s Affiliates and its and their respective employees, officers, agents and representatives (collectively, the “Recipient Indemnified Parties”) from and against all Liabilities incurred by a Recipient Indemnified Party to the extent arising out of, relating to or resulting from a Third Party claim concerning:

(a) any actual or alleged injury to or death of any Person or damage to property caused by a Product, to the extent caused by Provider’s breach of an express warranty under Article 8; or

(b) any actual or alleged infringement or misappropriation of a Third Party’s Intellectual Property, to the extent caused by a manufacturing process or Production Materials selected by Provider, except to the extent the claim would not have arisen but for Provider’s compliance with the Specifications or other written instructions supplied by Recipient.

(c) The indemnification obligations under this Section 10.1 shall survive the expiration or termination of this Agreement.

Section 10.2 Recipient’s Indemnification to Provider. Recipient shall pass through to Provider the benefit of any indemnity given by the applicable Customer to Recipient in respect of the Products to the extent permitted by the applicable Customer agreement. The foregoing pass-through indemnity from Recipient to Provider shall apply, except to the extent the underlying claim was caused by Provider’s gross negligence, willful misconduct or fraud, in each case except to the extent Provider is obligated to indemnify the Recipient Indemnified Parties in respect of such Liabilities under Section 10.1. The indemnification obligations under this Section 10.2 shall survive expiration or termination of this Agreement.

Section 10.3 Mutual Indemnification. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party and its Affiliates and its and their respective employees, officers, agents and representatives from and against all Liabilities to the extent arising out of, relating to or resulting from a Third Party claim concerning the Indemnifying Party’s breach of or non-compliance with applicable Laws, including trade sanctions, export controls, import restrictions, customs regulations, anti-boycott laws, anti-bribery and anti-corruption laws, anti-money laundering laws, forced-labor and restricted-labor sourcing prohibitions, manufacturing safety and environmental laws, and product safety and regulatory compliance requirements, in each case to the extent such breach or non-compliance is attributable to the acts or omissions of the Indemnifying Party or its Affiliates, subcontractors or agents. This mutual indemnity is without prejudice to the specific indemnification obligations set forth in Sections 10.1 and 10.2. The indemnification obligations under this Section shall survive expiration or termination of this Agreement.

Section 10.4 Procedures for Indemnification. The indemnification procedures set forth in Section 6.4 and Section 6.5 of the Separation Agreement shall apply to the matters indemnified hereunder, mutatis mutandis; provided that the procedures related to indemnification of Tax matters shall be exclusively governed by the Tax Matters Agreement.

ARTICLE 11

LIMITATIONS OF LIABILITY; INSURANCE

Section 11.1 Limitation on Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EXCEPT WITH RESPECT TO A PARTY’S (A) INDEMNIFICATION OBLIGATIONS AND (B) BREACH OF CONFIDENTIALITY OBLIGATIONS, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE AND STRICT LIABILITY, OR OTHERWISE, AT LAW OR IN EQUITY, TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES ARISING FROM OR RELATING TO ANY CLAIM MADE UNDER THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

Section 11.2 Liability Cap. EXCEPT WITH RESPECT TO A PARTY’S (A) INDEMNIFICATION OBLIGATIONS, (B) BREACH OF CONFIDENTIALITY OBLIGATIONS, (C) PAYMENT OBLIGATIONS, (D) FRAUD, WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, (E) PROVIDER’S OBLIGATION FOR EPIDEMIC FAILURE, AND (F) ANY OTHER EXCEPTION EXPRESSLY STATED IN THE APPLICABLE CONTRACT SUPPLEMENT, EACH PARTY’S AGGREGATE LIABILITY TO the OTHER PARTY (INCLUDING AFFILIATES) ARISING OUT OF OR RELATING TO THIS AGREEMENT, A CONTRACT SUPPLEMENT, THE SERVICES PROVIDED THEREUNDER OR ANY PRODUCT SUPPLIED THEREUNDER SHALL NOT EXCEED THE AGGREGATE CONTRIBUTION TO OPERATING PROFIT ACTUALLY RECEIVED BY PROVIDER UNDER THAT SPECIFIC CONTRACT SUPPLEMENT DURING THE PERIOD TO WHICH THE APPLICABLE CLAIM RELATES; LIABILITY UNDER AN APPLICABLE CUSTOMER REQUIREMENT SHALL FLOW THROUGH TO PROVIDER ONLY UP TO THE FOREGOING CAP AND RECIPIENT SHALL BEAR ANY EXCESS LIABILITY. FOR PURPOSES OF THIS SECTION, “AGGREGATE CONTRIBUTION TO OPERATING PROFIT” MEANS THE AGGREGATE AMOUNT EXPRESSLY RECEIVED BY PROVIDER AS MARKUP UNDER THE APPLICABLE CONTRACT SUPPLEMENT, EXCLUDING TOTAL MATERIAL COST, TOTAL NET MANUFACTURING COST, TAXES, FREIGHT, INSURANCE, DUTIES AND OTHER PASS-THROUGH AMOUNTS.

Section 11.3 Insurance. During the Term and for any additional period required by the applicable Contract Supplement, each Party shall maintain insurance policies and coverage limits that are commercially reasonable and appropriate for the risks allocated to that Party under this Agreement. Upon reasonable request, a Party shall provide the other Party with certificates of insurance evidencing such coverage. The maintenance of insurance shall not limit a Party’s liability or obligations under this Agreement.

ARTICLE 12

CONFIDENTIALITY

Section 12.1 Confidential Information. As used herein, “Confidential Information” means any confidential and proprietary information of a Party, regardless of form, which such Party considers to be confidential and proprietary, including information that: (a) if disclosed in writing, is labeled as “confidential” or “proprietary”; (b) if disclosed orally, is designated confidential at disclosure; (c) by nature or the circumstances of its disclosure, should reasonably be considered as confidential; or (d) constitutes information or data related to the

Products, including Know-How, trade secrets, algorithms, source code, product/service specifications, prototypes, product roadmaps, Software, product pricing, marketing plans, financial data, personnel statistics, methods of manufacturing and processing, techniques, research, development, inventions (whether or not patentable and whether or not reduced to practice), data, ideas, concepts, drawings, designs and schematics. Notwithstanding the foregoing, the term “Confidential Information” shall not include information which: (i) rightfully becomes publicly available other than by a breach of a duty to the Disclosing Party or violation of Law; (ii) is rightfully received by the Receiving Party from a Third Party without any obligation of confidentiality; (iii) as evidenced by the Receiving Party’s written records, is rightfully known to the Receiving Party without any limitations on use or disclosure prior to its receipt from the Disclosing Party; or (iv) is independently developed by or on behalf of the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party.

Section 12.2 Confidentiality Obligations. Each Party and its Affiliates that receives, obtains or otherwise becomes aware of any Confidential Information of the other Party or its Affiliates under or in connection with this Agreement (the “Receiving Party”) agrees with respect to the Confidential Information of the other Party or its Affiliates (the “Disclosing Party”) to (a) keep the Disclosing Party’s Confidential Information confidential, (b) use the Disclosing Party’s Confidential Information only as necessary to perform its obligations or exercise its rights under this Agreement or otherwise in connection with a Dispute, (c) protect the Disclosing Party’s Confidential Information using at least the same degree of care that it uses to protect its own confidential information of a similar nature, but in no event less than a reasonable degree of care, and (d) limit access to the Disclosing Party’s Confidential Information to its personnel, Affiliates, assignees, contractors, subcontractors, sublicensees, authorized representatives and advisors, (including financial, tax, legal and technical advisors), in each case, who have a need to access or know such Confidential Information for the purpose of performing its obligations or exercising its rights under this Agreement and who are bound by confidentiality obligations or professional duties of confidentiality that are at least as protective of the Confidential Information as the obligations set forth in this Agreement. The Receiving Party shall be responsible for any breach of this Article 12 by any Person to whom it discloses the Disclosing Party’s Confidential Information, except to the extent such Person is separately bound by confidentiality obligations directly to the Disclosing Party. Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to grant to the Receiving Party any rights in or to any Confidential Information of the Disclosing Party.

Section 12.3 Disclosure Required by Law. In the event that the Receiving Party is requested or required by Law (including subpoena or court order) to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall, to the extent legally permissible, provide prompt written notice to the Disclosing Party of such request or requirement, so that the Disclosing Party will have a reasonable opportunity to seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise) and, upon request, the Receiving Party shall reasonably cooperate with the Disclosing Party in seeking confidential treatment of such Confidential Information or other appropriate relief from such Law. If, in the absence of a protective order, other confidential treatment or waiver under this Agreement, the Receiving Party is advised by its legal counsel that it is legally required to disclose such Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Article 12; provided that the Receiving Party exercises commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any such Confidential Information prior to its disclosure and discloses only the minimum amount of such Confidential Information necessary to comply with such Law. Similarly, with respect to any disclosure of Confidential Information in connection with a Dispute, the Receiving Party shall exercise commercially reasonable efforts to obtain reliable assurances that confidential treatment will be afforded to any Confidential Information of the Disclosing Party prior to its disclosure.

Section 12.4 Disclosure in Connection with Due Diligence. The terms of each Exhibit (including the Contract Supplements) to this Agreement shall be the Confidential Information of both Parties. A Party may provide any Exhibit (including any Contract Supplement) to this Agreement to any Third Party, subject to confidentiality obligations no less restrictive than those set forth in this Article 12, if required to do so in connection with any diligence for any actual or potential bona fide business transaction with such Third Party related to the subject matter of this Agreement (including an acquisition, divestiture, merger, consolidation, asset sale, financing or public offering).

ARTICLE 13

INTELLECTUAL PROPERTY

Section 13.1 Intellectual Property Ownership.

(a) Subject to Section 13.2, each Party shall retain all right, title and interest in and to any and all Intellectual Property that is (a) owned by such Party or any of its Affiliates as of the Effective Date, or (b) developed or acquired by or on behalf of such Party or any of its Affiliates independently from the activities conducted under this Agreement (“Background IP”). Nothing in this Agreement or any Contract Supplement shall be construed as transferring ownership of any Background IP from one Party to the other.

(b) Except as otherwise expressly provided in this Agreement or any other Ancillary Agreement, as between the Parties, (i) Recipient shall own all right, title and interest in and to any modification, improvement, enhancement or development made during the Term that is specifically related to a Product or the Specifications and that is separable from Provider Background IP and Provider’s generally applicable manufacturing techniques, processes, know-how and Intellectual Property (each, a “Product Improvement”), and (ii) Provider shall own all right, title and interest in and to any modification, improvement, enhancement or development with respect to Provider Background IP or any generally applicable manufacturing technique, process, know-how or Intellectual Property that is not specifically related to a Product or the Specifications. Provider shall promptly disclose each Product Improvement to Recipient.

Section 13.2 Grant of License. Subject to the terms and conditions of this Agreement, Recipient, on behalf of itself and its Affiliates, hereby grants to Provider and the members of such Provider’s Group, a non-exclusive, nontransferable (except pursuant to a permitted assignment of this Agreement), sublicensable, worldwide, royalty-free license, during the term of this Agreement, in, to and under any Intellectual Property owned or controlled by Recipient and its Affiliates or Customer that is reasonably necessary for Provider’s performance of its obligations hereunder, such license solely to the extent reasonably necessary for, and solely for the purposes of, the manufacture, distribution and sale to Recipient of the Products hereunder. Except as set forth in this Section 13.2 or as may be contained in a separate license agreement, this Agreement and the sale of Product hereunder does not convey a license (express or implied) under, or any other right, title or interest in or to, any Intellectual Property.

ARTICLE 14

FORCE MAJEURE

Section 14.1 Force Majeure. In case performance of any terms or provisions hereof shall be delayed or prevented, in whole or in part, because of or related to any requirement of any Law or national securities exchange, or because of an event beyond the reasonable control of such Party (or any Person acting on its behalf) that could not reasonably have been avoided or overcome through commercially reasonable measures, and includes acts of God, storms, floods, riots, pandemics, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) or armed hostilities or other national or international calamity or one or more acts of terrorism, failure of energy sources or distribution facilities, destruction of production facilities, Materials unavailability or equipment or tooling failure, in each case only if caused by an otherwise qualifying event and not by the affected Party’s failure to maintain appropriate sourcing, safety stock, maintenance, repair or business-continuity measures required under this Agreement (each, a “Force Majeure Event”), then, upon prompt written notice stating the date and extent of such interference and the cause thereof by such Party to the other Party, such Party shall be excused from its obligations hereunder during the period such Force Majeure Event or its effects continue, and no liability shall attach against either Party on account thereof; provided, however, that the Party whose performance is interfered with promptly resumes the required performance upon the cessation of the Force Majeure Event or its effects. No Party shall be excused from performance if such Party fails to use commercially reasonable efforts to remedy the situation and remove the cause and effects of the Force Majeure Event. Notwithstanding the temporary excuse to perform to the extent prohibited by a Force Majeure Event, if a Party is not able to perform within (i) sixty (60) days, in the case of a Contract Supplement with a Contract Supplement Term of more than two (2) quarters, (ii) thirty (30) days, in the case of a Contract Supplement with a Contract Supplement Term of more than one (1) quarter but not more than two (2) quarters, and (iii) fifteen (15) days, in the case of a Contract Supplement with a Contract Supplement Term of one (1) quarter or less after the commencement of the Force Majeure Event, the other Party may terminate the affected Contract Supplement in accordance with Section 9.2(d). If the Force Majeure Event affects all Contract Supplements then in effect, the other Party may terminate this Agreement and all Contract Supplements in accordance with Section 9.2(d).

ARTICLE 15

MANAGEMENT AND DISPUTE RESOLUTION

Section 15.1 Quarterly Business Review. At the end of each quarter during the term of this Agreement, the Parties shall meet (in person or by audio or video conference) to discuss general business matters relating to this Agreement and the provision of Products hereunder (“Quarterly Business Review”). Such Quarterly Business Reviews shall include, without limitation, discussion of true-ups, planning, inventory mapping, Change Orders, invoices and any other matters requiring coordination, review or resolution under this Agreement. For the Contract Supplements with a Contract Supplement Term of two (2) quarters or less, the Parties shall conduct this review on a monthly basis.

Section 15.2 Dispute Resolution. The dispute resolution procedures set forth in Article VIII of the Separation Agreement shall apply and are hereby incorporated herein by reference, mutatis mutandis; provided that prior to submitting a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement, the Parties shall first comply with the procedures set forth in this Section 15.2.

(a) The Parties shall seek to resolve any Dispute at the site or working level, with the involvement of Party employees involved in the day-to-day operation at issue in the Dispute, including local leadership for both Parties. If these efforts do not result in a resolution of the Dispute ten (10) days after initiation of this process, or such longer period as the Parties may mutually agree in writing, then the Dispute shall be referred to the general manager of the applicable manufacturing site and the business unit president responsible for the applicable Product for each Party or, in each case, an employee of similar authority if those titles change. Such representatives will meet (in person or by audio or video conference) during the next ten (10) days and shall confer in a good faith effort to resolve the Dispute. If such representatives are unable to resolve the Dispute within such ten (10) day period, then either Party may deliver a General Dispute Notice pursuant to Section 8.1(c)(ii) of the Separation Agreement and the terms and conditions of Article VIII of the Separation Agreement shall apply.

Section 15.3 Data Sharing and Visibility. Upon Recipient’s reasonable request, Provider shall provide Recipient with open-book visibility into the costs and operations relating to the Products and the Services, including real-time visibility into sales and operations planning data, visibility into manufacturing costs, visibility into Inventory quantities, aging and location and operational visibility mirroring the terms of the applicable Customer agreement expressly identified in the applicable Contract Supplement. Any disclosure under this Section 15.3 shall constitute Confidential Information of Provider and shall be subject to Article 12.

ARTICLE 16

MISCELLANEOUS

Section 16.1 Relationship of the Parties. Nothing in this Agreement shall be deemed or construed by the Parties or any Third Party as creating a relationship of principal and agent, partnership or joint venture between the Parties, between Provider and Recipient or with any individual providing Products, it being understood and agreed that no provision contained herein, and no act of any Party or members of their respective Groups, shall be deemed to create any relationship between the Parties or members of their respective Groups other than the relationship set forth herein. Each Party shall act under this Agreement solely as an independent contractor and not as an agent or employee of the other Party or any of such Party’s Affiliates.

Section 16.2 Complete Agreement; Construction. This Agreement, including the Exhibits (including the Contract Supplements) hereto, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Contract Supplements, Section 2.2 shall govern. In the event of any inconsistency between this Agreement and any Exhibit hereto (excluding the Contract Supplements), this Agreement shall prevail. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof.

Section 16.3 Counterparts. This Agreement may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “pdf” form) in more than one counterpart, all of which shall be considered one and the same agreement, each of which when executed shall be deemed to be an original, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to each of the Parties.

Section 16.4 Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed to have been properly delivered, given and received, (a) on the date of transmission if sent via email (provided, however, that notice given by email shall not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 16.4 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 16.4 (excluding “out of office” or other automated replies)), (b) when delivered, if delivered personally to the intended recipient, and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the address for such Party set forth on a schedule to be delivered by each Party to the address set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 16.4):

To RemainCo:

Flex Ltd.

12515-8 Research Blvd, Suite 300,

Austin, Texas 78759

Attention:  [●], [●]

Email:   legalnotices@flex.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:  Amr Razzak, Esq.

Email:   amr.razzak@skadden.com

To SpinCo:

Axiom Solutions International, Inc.

Domain Tower II, 19th Floor, 10025 Alterra Parkway

Austin, TX 78758

Attention:  [●], [●]

Email:   [●]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave.

Palo Alto, CA 94301

Attention:  Amr Razzak, Esq.

Email:   amr.razzak@skadden.com

Section 16.5 Waivers. Any provision of this Agreement may be waived, if and only if, such waiver is in writing and signed by the Party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure to exercise and no delay in exercising, on the part of any Party, any right, remedy, power or privilege hereunder shall operate as a waiver hereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Any consent required or permitted to be given by any Party to the other Party under this Agreement shall be in writing and signed by the Party giving such consent and shall be effective only against such Party (and the members of its Group).

Section 16.6 Amendments. This Agreement may not be modified or amended except by an agreement in writing specifically designated as an amendment hereto signed by each of the Parties.

Section 16.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by operation of Law or otherwise by either of the Parties without the prior written consent of the other Party (which consent may be granted or withheld in such other Party’s sole discretion); provided that such first Party may assign or transfer, in whole or in part, by operation of Law or otherwise, without the prior written consent of the other Party, this Agreement or any of the rights, interests or obligations under this Agreement to (a) one or more of its Affiliates and (b) the successor (if Customer contracts permits) to all or a portion of the business or assets to which this Agreement relates; provided, further, that (i) the assigning or transferring Party shall promptly notify the non-assigning or non-transferring Party in writing of any assignments or transfers it makes under the foregoing clause (b) and (ii) in either case of the foregoing clauses (a) or (b), the Person to whom this Agreement is assigned or transferred shall agree in writing to be bound by the terms of this Agreement as if named as a “Party” hereto with respect to all or such portion of this Agreement so assigned or transferred. Any purported assignment in violation of this Section 16.7 shall be void ab initio. No assignment or transfer shall relieve the assigning or transferring Party of any of its obligations under this Agreement that accrued prior to such assignment or transfer unless agreed to by the non-assigning or non-transferring Party.

Section 16.8 Successors and Assigns. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

Section 16.9 No Circumvention. The Parties agree not to directly or indirectly take any actions, act in concert with any Person who takes an action, or cause or allow any member of any such Party’s Group to take any actions (including the failure to take a reasonable action) such that the resulting effect is to materially undermine the effectiveness of any of the provisions of this Agreement (including adversely affecting the rights or ability of any Party to successfully pursue indemnification or payment pursuant to this Agreement).

Section 16.10 Subsidiaries. Each of the Parties shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such Party or by any entity that becomes a Subsidiary of such Party at and after the Effective Date.

Section 16.11 Third Party Beneficiaries. Except with respect to indemnification obligations hereunder, this Agreement is solely for the benefit of, and is only enforceable by, the Parties and their permitted successors and assigns and should not be deemed to confer upon third parties any remedy, benefit, claim, liability, reimbursement, claim of Action or other right of any nature whatsoever, including any rights of employment for any specified period, in excess of those existing without reference to this Agreement.

Section 16.12 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

Section 16.13 Governing Law. This Agreement, including all matters of construction, validity, interpretation, performance and enforceability, and any dispute arising directly or indirectly out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof.

Section 16.14 Specific Performance. The Parties acknowledge and agree that irreparable harm would occur in the event that the Parties do not perform any provision of this Agreement in accordance with its specific terms or otherwise breach this Agreement and the remedies at law for any breach or threatened breach of this Agreement, including monetary damages, are inadequate compensation for any Indemnifiable Loss. Accordingly, from and after the Effective Date, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Parties agree that the Party or Parties to this Agreement who are or are to be thereby aggrieved shall, subject and pursuant to the terms of this Article 16 (including after compliance with all notice and negotiation provisions), have the right to specific performance and injunctive or other equitable relief of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that any defense in any action for specific performance that a remedy at law would be adequate is hereby waived, and that any requirements for the securing or posting of any bond with such remedy are hereby waived.

Section 16.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon a determination that any term, provision, covenant or restriction is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify to the fullest extent permitted by applicable Law this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 16.16 No Duplication; No Double Recovery. Nothing in this Agreement is intended to confer to or impose upon any Party a duplicative right, entitlement, obligation or recovery with respect to any matter arising out of the same facts and circumstances.

* * * * *

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

RemainCo

[FLEX LTD.]

Signature:
Name:	[●]
Title:	[●]

[Signature Page to Product Manufacturing and Supply Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

SpinCo

[AXIOM SOLUTIONS INTERNATIONAL, INC.]

Signature:
Name:	[●]
Title:	[●]

[Signature Page to Product Manufacturing and Supply Agreement]

EXHIBIT A

CONTRACT SUPPLEMENTS

[See attached.]

Exhibit A-1

Annex L

Axiom Solutions International, Inc.

2027 EQUITY INCENTIVE PLAN

(EFFECTIVE AS OF [•], 2027)

Article 1. Establishment; Purposes of the Plan

Axiom Solutions International, Inc., a Texas corporation (the “Company”), hereby establishes this Axiom Solutions International, Inc. 2027 Equity Incentive Plan (the “Plan”), effective as of [•], 2027 (the “Effective Date”).

The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants, to give recognition to the contributions made or to be made by Outside Directors to the success of the Company and to promote the success of the Company’s business by linking the personal interests of Employees, Directors and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders.

Article 2. Definitions

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

2.1	“Adjusted Awards” shall have the meaning set forth in Section 8.7.

2.2

“Affiliate” means any corporation or other entity (including but not limited to partnerships and joint ventures) which is, directly or indirectly through one or more intermediary entities controlled by, or under common control with, the Company.

2.3

“Award” means an award of an Option, SAR, Performance Share, Performance Unit, Restricted Stock Award, Restricted Stock Unit, or any other right or benefit, including any other Stock-Based Award and Adjusted Awards under ARTICLE 8, granted to a Participant pursuant to the Plan.

2.4	“Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.5	“Board” means the Board of Directors of the Company.

2.6	“Change of Control” shall mean the occurrence of any of the following events:

(a)

A transaction or series of transactions (other than an offering of the Shares to the general public through a registration statement filed with the Securities and Exchange Commission (“SEC”)) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)

During any 12-month period, a change of a majority of the Board as constituted as of the beginning of such period, unless the election, or nomination for election by the Company’s stockholders, of each director who was not a director at the beginning of such 12-month period was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved; or

(c)

The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or shares of another entity, in each case other than a transaction:

(i)

Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)

After which no person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.6(c)(ii) as beneficially owning fifty percent (50%) or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)	The Company’s stockholders approve a liquidation or dissolution of the Company.

A transaction will not constitute a Change of Control or other consolidating event if effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

2.7	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

2.8	“Committee” means the Compensation and People Committee of the Board, or such other committee appointed by the Board to administer the Plan.

2.9	“Common Stock” means the common stock of the Company.

2.10	“Company” shall have the meaning set forth in ARTICLE 1 hereof and shall include any successor to the Company.

2.11

“Consultant” means an individual consultant or independent contractor who provides services to the Company or any Parent, Subsidiary or Affiliate and who is a natural person, so long as such person (a) renders bona fide services that are not in connection with the offer or sale of the Company’s securities in a capital raising transaction and (b) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.12	“Director” means a member of the Board, or as applicable, a member of the board of directors of a Parent, Subsidiary or Affiliate.

2.13

“Disability” shall have the meaning (if any) specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Disability” means, with respect to a Participant, that such

Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment, such as a treating physician’s written certification, sufficient to satisfy the Committee in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under this Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code.

2.14	“Effective Date” shall have the meaning set forth in ARTICLE 1 hereof.

2.15	“Eligible Individual” means any person who is an Employee, Director or Consultant, as determined by the Committee.

2.16

“Employee” means a full time or part time employee of the Company or any Parent, Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or any Parent, Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or any Parent, Subsidiary or Affiliate as (a) leased from or otherwise employed by a third party, (b) independent contractors or (c) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or a Parent, Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company and/or any Parent, Subsidiary or Affiliate. Neither services as a Director nor payment of a director’s fee by the Company or Parent, Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Parent, Subsidiary or Affiliate.

2.17	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.18	“Exercise Price” shall have the meaning set forth in Section 5.1(a).

2.19

“Fair Market Value” means, as of any given date, (a) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in the Wall Street Journal (or such other source as the Committee may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) in the absence of an established market for the Shares of the type described in (a) or (b) of this Section 2.19, the fair market value established by the Committee acting in good faith. For purposes of a “net exercise” procedure for Options, the Committee may apply a different method for calculating Fair Market Value.

2.20	“FINRA” shall have the meaning set forth in Section 5.1(c).

2.21	“Flex” means Flex, Ltd., a company incorporated in Singapore.

2.22	“Flex Awards” shall have the meaning set forth in Section 8.7.

2.23

“Full-Value Award” means any Award other than an Option, SAR or other Award for which the Participant pays a minimum value equal to the Fair Market Value of the Shares, as determined as of the date of grant.

2.24	“Incentive Stock Option” or “ISO” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25	“Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s Shares are subject to Section 16 of the Exchange Act.

2.26	“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.27

“Option” means a right granted to a Participant pursuant to ARTICLE 5 to purchase a specified number of Shares at a specified price during specified time periods. An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.

2.28	“Outside Director” means a member of the Board who is not an Employee.

2.29

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns Shares possessing more than fifty percent (50%) of the total combined voting power of all classes of Shares in one of the other corporations in such chain or a “parent corporation” within the meaning of Section 424(e) of the Code.

2.30	“Participant” means any Eligible Individual who, as an Employee, Director or Consultant, as determined by the Committee, has been granted an Award pursuant to the Plan.

2.31

“Performance Criteria” means such factors as may be selected by the Committee, in its sole discretion, to determine whether the Performance Goals established by the Committee and applicable to Awards have been satisfied, including without limitation, the following measures:

(a)	Net revenue and/or net revenue growth;

(b)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(c)	Operating income and/or operating income growth;

(d)	Net income and/or net income growth;

(e)	Cash flow, operating income, or net income margins;

(f)	Earnings per share and/or earnings per share growth;

(g)	Total stockholder return and/or total stockholder return growth;

(h)	Share price;

(i)	Return on equity;

(j)	Operating or free cash flow;

(k)	Economic value added;

(l)	Return on invested capital;

(m)	Environmental, social and governance objectives; and

(n)	Individual objectives.

2.32

“Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Parent, Subsidiary or Affiliate, the performance of a division or a business unit of the Company or a Parent, Subsidiary or Affiliate, or the performance of an Eligible Individual, and may, as applicable, be measured either on an absolute basis or relative to a pre-established target, to a previous period’s results, or to a designated comparison group or index. Any Performance Goals based on financial metrics may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), and may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. The Committee, in its discretion, may provide for the appropriate adjustment or modification of the Performance Goals for such Performance Period to reflect any Extraordinary Events or any other events or occurrences for which the Committee determines an adjustment or modification should be made. “Extraordinary Events”

means any objectively determinable component of a Performance Goal, including without limitation, foreign exchange gains and losses, asset write downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, unusual or noncash items, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements, or changes in law or accounting principles.

2.33

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a performance-based Award.

2.34

“Performance Share” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive a payment which is contingent upon achieving certain Performance Goals, and shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

2.35

“Performance Unit” means a right granted to a Participant pursuant to Section 8.3 hereof, to receive a payment which is contingent upon achieving certain Performance Goals, and shall be evidenced by a bookkeeping entry representing the equivalent of the unit of value.

2.36	“Plan” shall have the meaning set forth in ARTICLE 1 hereof and shall include any amendment, as may be in effect from time to time.

2.37	“Replacement Award” shall have the meaning set forth in Section 10.2(c).

2.38	“Restricted Stock Award” means an Award of Shares granted pursuant to Section 8.5 that is subject to restrictions on transfer and/or forfeiture provisions.

2.39	“Restricted Stock Unit” means an Award granted pursuant to Section 8.4 hereof and shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

2.40	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.41	“Share” means a share of Common Stock.

2.42	“Share Reserve” shall have the meaning set forth in Section 3.1(a).

2.43

“Spin-Off” means the distribution of Shares to the shareholders of Flex in 2027 pursuant to the Separation and Distribution Agreement by and between Flex and the Company, entered into in connection with such distribution.

2.44

“Stock Appreciation Right” or “SAR” means a right granted pursuant to ARTICLE 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the grant price on the date the SAR was granted as set forth in the applicable Award Agreement.

2.45	“Stock-Based Award” means any Award that may be settled in Shares granted under ARTICLE 8 of this Plan.

2.46

“Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder, and any other entity of which a majority of the outstanding voting shares or voting power is beneficially owned directly or indirectly by the Company. For purposes of granting Options or any other “stock rights” within the meaning of Section 409A of the Code, an entity shall not be considered a Subsidiary if granting such stock right would result in the stock right becoming subject to Section 409A of the Code.

2.47

“Substitute Awards” means Awards (excluding Adjusted Awards) granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate or with which the Company or any Affiliate merges.

2.48	“Ten Percent Stockholder” shall have the meaning set forth in Section 5.2(c).

2.49

“Termination of Service” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an Employee, Director or Consultant. Unless the express written policy of the Company, or the Committee, otherwise provides, and except as otherwise required by applicable law, an Employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) maternity or paternity leave, (iii) military leave, (iv) transfers of employment between the Company and any Parent, Subsidiary or Affiliate, or (v) any other leave of absence authorized by the Company or one of its Subsidiaries, or approved by the Committee; provided, that any such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or law or the Committee otherwise provides. In the case of any Employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the applicable Award Agreement. Except as otherwise determined or approved by the Committee, the divestiture of all or part of a Subsidiary, business unit or division as a result of which the Participant no longer provides services as an Employee, Director or Consultant to the Company or any Parent, Subsidiary or Affiliate shall be considered a Termination of Service for purposes of the Plan. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

Article 3. Shares Subject to the Plan and Limitations

3.1	Number of Shares Available.

(a)

Subject to ARTICLE 10, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be [•] Shares (the “Share Reserve”). The Share Reserve is a limitation on the number of Shares that may be issued under this Plan. As a single Share may be subject to grant more than once (for example, if a Share subject to an Award is forfeited, it may be made subject to grant again as provided in this Section 3.1), the Share Reserve is not a limit on the number of Awards that can be granted. The Shares authorized for delivery to Participants under this Plan of up to the number of Shares in the Share Reserve may be used to grant Incentive Stock Options during the term of this Plan. Any Shares that are subject to an Award shall be counted against this limit as one (1) Share for every one (1) Share granted or subject to grant for any such Award.

To the extent that an Award terminates, is forfeited, is cancelled, expires, lapses for any reason, or is settled in cash (in whole or in part), the Shares subject to such Award shall again be available for the grant of an Award pursuant to the Plan.

(b)

Shares that are withheld or exchanged by a Participant or withheld by the Company as full or partial payment in connection with any Award (including any Adjusted Award) under this Plan, and Shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award (including any Adjusted Award) under this Plan, shall be added back to the Shares available for Awards under this Plan. Shares issued under Substitute Awards that qualify for an exemption from the applicable stockholder-approval requirements under Nasdaq Listing Rule 5635(c) shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, cancellation, expiration, lapse or cash settlement as otherwise provided in this Section 3.1.

3.2

Shares Distributed. Any Shares distributed pursuant to an Award may consist in whole, or in part, of Shares allotted and issued and/or transferred to the Participant (which may in the case of a transfer of Shares and to the extent permitted by law, include Shares held by the Company as treasury shares).

3.3	Limit on Outside Director Compensation. The aggregate value of cash compensation and grant date Fair Market Value of Shares that may be paid or granted during any calendar year of the Company to any

Outside Director for service as an Outside Director shall not exceed $1,000,000. The limitation described in this Section shall be determined without regard to amounts paid to an Outside Director during or for any period in which such individual was an Employee or Consultant, and any severance and other payments paid to an Outside Director for such director’s prior or current service to the Company or any Subsidiary other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled.

3.4

Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, no Award granted under the Plan shall become exercisable or vested prior to the one-year anniversary of the date of grant (excluding, for this purpose, any (i) Substitute Awards, (ii) Adjusted Awards, (iii) Awards to Outside Directors granted on or about the date of an annual meeting of stockholders that vest on the day of or the day prior to the next annual meeting of stockholders which is at least fifty (50) weeks after the immediately preceding year’s annual meeting, and (iv) Shares delivered in lieu of fully earned Outside Director cash compensation obligations); provided, however, that, such restriction shall not apply to Awards granted under this Plan with respect to the number of Shares which, in the aggregate, does not exceed five percent (5%) of the Share Reserve under Section 3.1(a) (subject to Section 10.1). For the avoidance of doubt, this Section 3.4 does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change of Control, in the terms of the Award Agreement or otherwise.

Article 4. Eligibility and Participation.

4.1

Eligibility. Awards may be granted to Eligible Individuals; provided, however, Incentive Stock Options shall only be awarded to “employees” of the Company, or a Parent or Subsidiary within the meaning of Section 422 of the Code. A person may be granted more than one Award under this Plan. In addition, holders of Adjusted Awards are eligible to participate in the Plan with respect to such Adjusted Awards.

4.2

Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right by virtue of this Plan to receive an Award pursuant to this Plan.

Article 5. Options

5.1	General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)

Exercise Price. Other than in connection with Substitute Awards, or with respect to the Adjusted Awards, the exercise price per Share (“Exercise Price”) subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that: (i) the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant and (ii) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder (as set forth in Section 5.2(c) below) will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(b)

Time and Conditions of Exercise. Subject to Section 3.4, the Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten (10) years from the date of grant. The Committee shall also determine the performance goals or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)	Payment. The Committee shall determine the form and methods by which the Exercise Price of an Option may be paid, including, without limitation: (i) cash or check, (ii) through the withholding of

Shares otherwise deliverable upon exercise of the Award, whereby the Participant shall be (1) deemed to have waived his or her right to delivery of the full number of Shares in respect of which the Option is exercised; and (2) deemed to have agreed to receive the number of Shares (after deducting the number of Shares which have a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Shares as to which the Award shall be exercised) as calculated by the Committee in its absolute discretion, (iii) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA” dealer) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay the Exercise Price, and whereby the FINRA dealer irrevocably commits upon receipt of such Shares, to remit such amounts to the Company provided that treasury shares shall be utilized for delivery in this connection, (iv) with other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Exercise Price where treasury shares shall be utilized for delivery in this connection; provided that payment of such proceeds is then made to the Company upon settlement of such sale), or (v) any combination of the foregoing methods of payment. The Committee shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. No portion of the Exercise Price of an Option may be paid from the proceeds of a loan of cash from the Company to the Participant.

5.2

Incentive Stock Options. ISOs shall be granted only to “employees” of the Company, or a Parent or Subsidiary within the meaning of Section 422 of the Code, and the terms of any ISOs granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a)	Expiration. Subject to Section 5.2(c) hereof, an ISO shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)	Ten (10) years from the date it is granted unless an earlier time is set forth in the Award Agreement;

(ii)	Three (3) months after the Participant’s Termination of Service; and

(iii)

One (1) year after the date of the Participant’s Termination of Service on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

(b)

Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which ISOs are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code. To the extent that ISOs are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)

Ten Percent Stockholder. An ISO shall be granted to any individual who, at the date of grant, owns shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company (a “Ten Percent Stockholder”) only if such Option is granted at an Exercise Price that is not less than one hundred ten percent (110%) of Fair Market Value on the date of grant and the Option is exercisable for no more than five (5) years from the date of grant.

(d)

Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an ISO within (i) two (2) years from the date of grant of such ISO or (ii) one (1) year after the transfer of such Shares to the Participant.

(e)	Right to Exercise. During a Participant’s lifetime, an ISO may be exercised only by the Participant.

(f)

Failure to Meet Requirements. Any Option (or portion thereof) purported to be an ISO, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3	Exemption from Section 409A. It is intended that all Options granted under this Plan will be exempt from Section 409A of the Code.

5.4

Substitution of SARs. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a SAR for such Option at any time prior to or upon exercise of such Option; provided, that such SAR shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable.

Article 6. Grants to Outside Directors

6.1	Types of Options and Shares. Options granted to Outside Directors under this Plan and subject to this ARTICLE 6 shall be Non-Qualified Stock Options.

6.2

Eligibility. Options subject to this ARTICLE 6 shall be granted only to Outside Directors. In no event, however, may any Outside Director be granted any Options under this ARTICLE 6 if such grant is prohibited, or restricted (either absolutely or subject to various securities requirements, whether legal or administrative, being complied with), in the jurisdiction in which such Outside Director is resident under the relevant securities laws of that jurisdiction.

6.3

Vesting and Exercisability. Each Option will vest and become exercisable according to the terms set forth by the Committee in the applicable Award Agreement as long as the Outside Director continuously remains a Director or a Consultant on each applicable vesting date. Notwithstanding anything to the contrary in ARTICLE 5, no Options granted to an Outside Director will be exercisable after the expiration of five (5) years from the date the Option is granted to such Outside Director. If the Outside Director is Terminated, the Outside Director may exercise his or her Options only to the extent that such Options would have been exercisable upon the Termination Date for such period as set forth in the Award Agreement. Notwithstanding any provision to the contrary, in the event of a Change of Control, the Committee may accelerate the vesting of all Options granted to Outside Directors in its discretion and such Options will become exercisable in full prior to the consummation of such Change of Control at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three (3) months of the consummation of said Change of Control event.

6.4

Exercise Price. The Exercise Price of an Option granted under this ARTICLE 6 shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date an Outside Director is granted such Option.

Article 7. Stock Appreciation Rights

7.1

Grant of SARs. A SAR shall entitle the Participant (or other person entitled to exercise the SAR pursuant to the Plan) to exercise all or a specified portion of the SAR (subject to Section 3.4, to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Shares on the date the SAR is exercised over (B) the grant price of the SAR and (ii) the number of Shares with respect to which the SAR is exercised, subject to any limitations the Committee may impose; provided that the term of any SAR shall not exceed ten (10) years.

7.2

Grant Price. The grant price per Share subject to a SAR shall be determined by the Committee and set forth in the Award Agreement; provided that, other than with respect to Substitute Awards, the per Share grant price for any SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

7.3	Payment and Limitations on Exercise.

(a)

Subject to Section 7.3(b) hereof, payment of the amounts determined under Section 7.1 hereof shall be in cash, in Shares (based on their Fair Market Value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.

(b)	To the extent any payment under Section 7.1 hereof is effected in Shares, it shall be made subject to satisfaction of all provisions of ARTICLE 5 pertaining to Options.

Article 8. Other Types of Stock-Based Awards

8.1

General Restrictions on Stock-Based Awards. Subject to Section 3.4, Stock-Based Awards granted under this ARTICLE 8 may be based on the achievement of Performance Goals as determined by the Committee and/or on the completion of a specified number of years or period of service with the Company or a Parent, Subsidiary, or Affiliate of the Company. As soon as practicable following the completion of the Performance Period or Periods applicable to a performance-based Award, the Committee shall determine the extent to which the applicable Performance Goals have been achieved and, as applicable, the resulting final value of the Award earned by the Participant. Any rights to dividends or dividend equivalents are subject to Section 9.8.

8.2

Performance Share Awards. Performance Share Awards shall be denominated in a number of Shares and may be linked to any one or more of the Performance Criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period or Periods determined by the Committee.

8.3

Performance Unit Awards. Performance Unit Awards shall be denominated in units of value which may include the dollar value of Shares and may be linked to any one or more of the Performance Criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period or Periods determined by the Committee.

8.4

Restricted Stock Units. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement evidencing the grant of the Restricted Stock Units. Restricted Stock Unit Awards shall be denominated in unit equivalents of Shares and/or units of value including the dollar value of Shares, in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. On the settlement date, the Company shall, subject to Section 9.7, transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of Restricted Stock Units may be made in cash or any combination of cash and Shares, as determined by the Committee, in its sole discretion.

8.5

Restricted Stock Awards. A Restricted Stock Award is an Award of Shares granted pursuant to this Section 8.5. At the Committee’s election, Shares subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Committee. Unless otherwise provided in the applicable Award Agreement, a Participant shall have all rights of a stockholder with respect to Shares subject to a Restricted Stock Award, including the right to vote such Shares; provided, however, that any dividends paid on such Shares shall be subject to the same vesting and forfeiture restrictions as apply to the Shares subject to the Restricted Stock Award to which they relate, and shall not be paid unless and until such Shares vest. Shares subject to a Restricted Stock Award may be forfeited to the Company in accordance with a vesting schedule and subject to such conditions as may be determined by the Committee. If a Participant’s service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award. No Restricted Stock Award may be transferred to any financial institution without prior approval by the Committee.

8.6

Other Stock-Based Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) a right with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of Performance Criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

8.7

Adjusted Awards. The Company is authorized to issue Awards (“Adjusted Awards”) in connection with the replacement, assumption and equitable adjustment of equity and equity-based awards granted by Flex prior to the Spin-Off (collectively, the “Flex Awards”). Notwithstanding any other provision of the Plan to the contrary, (i) the number of Shares subject to an Adjusted Award and the exercise price of any Adjusted Award that is an Option shall be determined in accordance with a formula for conversion or adjustment of the corresponding Flex Award as set forth in the Employee Matters Agreement by and between Flex and the Company entered into in connection with the Spin-Off (the “Employee Matters Agreement”), and (ii) Adjusted Awards shall be subject to the same vesting terms and overall terms that applied to the corresponding Flex Awards as of immediately prior to the Spin-Off, in each case except as otherwise provided in the Employee Matters Agreement.

8.8

Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Units, Restricted Stock Awards, Restricted Stock Units and any other Stock-Based Award granted pursuant to this ARTICLE 8 shall be set by the Committee in its discretion.

8.9	Form of Payment. Payments with respect to any Awards granted under this ARTICLE 8 shall be made in cash, in Shares or a combination of both, as determined by the Committee.

8.10

Timing of Settlement. At the time of grant and subject to Section 9.7, the Committee shall specify the settlement date applicable to an Award of Performance Shares, Performance Units, Restricted Stock Awards, Restricted Stock Units or any other Stock-Based Award granted pursuant to this ARTICLE 8, which shall be no earlier than the vesting date(s) applicable to the relevant Award and may be later than the vesting date(s) to the extent and under the terms determined by the Committee.

Article 9. Provisions Applicable to Awards

9.1

Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

9.2

Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of a Participant’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

9.3

Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than to or in the favor of the Company or a Parent, Subsidiary or Affiliate. Except as otherwise provided herein, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Outside Directors). The Committee by express provision in the Award Agreement or an amendment thereto may, subject to applicable laws, permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the

Participant’s family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s Termination of Service or employment with the Company or a Parent, Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities. For the avoidance of doubt, Options and SARs may not be transferred to a third-party financial institution for value.

9.4

Termination of Service. Any Award granted under this Plan to a Participant who is an Employee or Director shall only be exercisable or payable while the Participant is an Employee or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that any Award may be exercised or paid subsequent to a Termination of Service, as applicable, or following a Change of Control, or because of the Participant’s retirement, death or Disability, or otherwise. The effect of a Participant’s Termination of Service on a Participant’s performance-based Award, and any post-termination exercise period, shall be as determined by the Committee and set forth in the applicable Award Agreement or other written agreement entered into between the Company and the Participant.

9.5

Beneficiaries. Notwithstanding Section 9.3 hereof, a Participant may, if permitted by the Committee and any applicable local laws, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.6

Share Certificates; Book-Entry Registration. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise or vesting of any Award, or register any Shares in book-entry form, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates or registration in book-entry form is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All Shares delivered pursuant to the Plan, whether evidenced by certificate or book-entry registration, are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, local, or foreign securities or other laws, including laws of jurisdictions outside of the United States, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any certificate or book-entry evidencing Shares to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

9.7

Deferrals. The Committee may, in an Award Agreement or otherwise, provide or permit for the deferred delivery of Shares or cash upon settlement, vesting or other events with respect to Performance Shares, Performance Units, Restricted Stock Awards, Restricted Stock Units, or other Stock-Based Awards, as applicable. Notwithstanding anything herein to the contrary, in no event will an election to defer the delivery of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. None of the Company, the Board or the Committee shall have any liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Company, the Board or the Committee.

9.8

Dividends and Dividend Equivalents. No dividends or dividend equivalents may be paid to a Participant with respect to an Award prior to the vesting of such Award. Subject to the preceding sentence, a Full-Value Award may provide for dividends or dividend equivalents to accrue on behalf of a Participant as of each dividend payment date during the period between the date the Award is granted and the date the Award is exercised, vested, expired, credited or paid, and to be converted to vested cash or Shares at the same time and in all events subject to the same restrictions and risk of forfeiture to the same extent as the Award with respect to which such dividend or dividend equivalents have been credited and shall not be paid until and unless the underlying Award vests. For the avoidance of doubt, no dividends or dividend equivalents shall be paid or granted in respect of Shares subject to Options or SARs and no holder of an Option or SAR shall be entitled to any dividends with respect to the Shares subject to Options or SARs unless and until such Options or SARs have vested and have been exercised in accordance with the terms of the Plan and the applicable Award Agreement and such Shares are reflected as issued and outstanding.

Article 10. Changes in Capital Structure

10.1

Adjustments. Should any change be made to the Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off, extraordinary cash dividend or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any Participant may be granted Awards under the terms of the Plan or that may be granted generally under the terms of the Plan, and (iii) the number and/or class of securities and price per Share in effect under each Award outstanding under ARTICLE 5 through ARTICLE 8. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards. Notwithstanding anything herein to the contrary, an adjustment to an Award under this Section 10.1 may not be made in a manner that would result in the grant of a new Option or SAR under Code Section 409A. The adjustments determined by the Committee shall be final, binding and conclusive.

10.2	Change of Control.

(a)

In the event of a Change of Control, the Committee, in its sole discretion, may arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue outstanding Awards or to substitute a similar award for any such Award (including, but not limited to, an award to acquire the same consideration per share paid to the stockholders of the Company pursuant to the Change of Control (the “Change of Control Price”)). Further, the Committee, in its sole discretion, may provide for the cancellation and exchange of any Awards for an amount of cash equal to the excess (if any) of the Change of Control Price of the Shares covered by such Awards, over the aggregate exercise price of such Awards; provided, however, that if the exercise price of an Option or SAR exceeds the Change of Control Price, such Award may be cancelled for no consideration.

(b)

Notwithstanding Section 10.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other plan or written agreement entered into between the Company and a Participant, if a Change of Control occurs and a Participant’s Full-Value Awards are not converted, assumed, or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such Full-Value Awards shall automatically vest and all forfeiture restrictions on such Awards shall lapse immediately prior to the Change of Control and following the consummation of such Change of Control, the Award shall terminate and cease to be outstanding. With respect to Full-Value Awards that were granted subject to vesting based in whole or in part upon the achievement of Performance Goals, except as otherwise set forth in an applicable Award Agreement or as otherwise determined by the Committee, the number of Shares underlying such Full-Value Award shall be determined assuming (A) the date of such Change of Control was the last day of the applicable Performance Period, and (B) the level of performance as of such date was the higher of the applicable “target” level of performance or the actual level of achievement of the applicable Performance Goals, as determined in the sole discretion of the Committee. Further, if a Change of Control occurs and a Participant’s Options or SARs are not converted, assumed or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such Options or SARs outstanding at the time of the Change of Control, shall automatically vest and become fully exercisable immediately prior to the Change of Control and thereafter shall automatically terminate. In the event that the terms of any agreement (other than the Award Agreement) between the Company or any Subsidiary or Affiliate and a Participant contains provisions that conflict with, and are more restrictive than, the provisions of this Section 10.2(b), this Section 10.2(b) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. The determination of comparability in this Section 10.2(b) and in Section 10.2(c) shall be made by the Committee, and its determination shall be final, binding and conclusive.

(c)

Notwithstanding Section 10.1 hereof, and except as otherwise may be specifically provided (with reference to this Section 10.2(c)) in any applicable Award Agreement or other plan or written agreement entered into between the Company and a Participant, if a Change of Control occurs and any of a Participant’s outstanding Awards are converted, assumed or replaced by a comparable award (a “Replacement Award”) by a successor or survivor corporation, or by a parent or subsidiary thereof, such Replacement Awards shall not immediately vest merely as a result of such Change of Control, but any such outstanding Replacement Awards shall be treated as follows in the event of an Involuntary Termination of Service that occurs within twenty-four (24) months after such Change of Control:

(i)

Immediately upon the Participant’s Involuntary Termination of Service, any such outstanding Replacement Awards related to Full-Value Awards that were granted subject to vesting based solely upon continued employment or other service shall become vested in full (without pro-ration), and all forfeiture restrictions on such Replacement Awards shall lapse;

(ii)

Immediately upon the Participant’s Involuntary Termination of Service, any such outstanding Replacement Awards related to Full-Value Awards that were granted subject to vesting based in whole or in part upon the achievement of Performance Goals shall become vested in full (without pro-ration), and all forfeiture restrictions on such Replacement Awards shall lapse, with the number of Replacement Awards so vesting being determined (A) assuming the applicable “target” level of performance, for a Replacement Award (or any portion thereof) for which the applicable Performance Period (or portion thereof designated in the applicable Award Agreement as a separate measurement period) has not been completed as of the date of the Participant’s Involuntary Termination of Service, and (B) based upon the actual level of achievement of the applicable Performance Goals during the applicable Performance Period (or portion thereof designated in the applicable Award Agreement as a separate measurement period), for a Replacement Award (or any portion thereof) for which the applicable Performance Period (or portion thereof designated in the applicable Award Agreement as a separate measurement period) has been completed as of the date of the Participant’s Involuntary Termination of Service; and

(iii)

Immediately upon the Participant’s Involuntary Termination of Service, any such outstanding Replacement Awards related to Options or SARs shall become vested in full (without pro-ration), all forfeiture restrictions on such Replacement Awards shall lapse, and such Replacement Awards shall become fully exercisable and shall remain exercisable thereafter until the earlier of (A) ninety (90) days after the Participant’s Involuntary Termination of Service, or (B) the latest date under which the Option or SAR to which such Replacement Award relates could have expired in accordance with its original terms under any circumstances.

(d)	For purposes of Section 10.2(c), the following terms shall have the meanings specified below:

(i)

“Involuntary Termination of Service” means a Participant’s Termination of Service that is either (x) by the Company or a Subsidiary (or any successor or survivor corporation, or a parent or subsidiary thereof) without Cause (and not as a result of the Participant’s death or Disability), or (y) if applicable, by the Participant for Good Reason.

(ii)

“Cause” shall have the meaning (if any) specified in the applicable Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the meaning (if any) specified in any severance plan of the Company or a Subsidiary that covers the Participant immediately prior to the Change of Control (as the same may be assumed, continued or replaced by a severance plan of a successor or survivor corporation, or a parent or subsidiary thereof, that defines “Cause” in a manner no less favorable to the Participant than the definition of “Cause” applicable to the Participant immediately prior to the Change of Control), or in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Subsidiary as in effect immediately prior to the Change of Control (as the same may be assumed, continued or replaced by an employment, consulting, or other agreement for the performance of services between the Participant and a successor or survivor corporation, or a parent or subsidiary thereof, that defines “Cause” in a manner no less favorable to the Participant than the definition of “Cause” applicable to the Participant immediately prior to the Change of Control) or, in the absence of any such plan or agreement that so defines the term, “Cause” shall mean, with respect to any Participant, the occurrence of any of the following: (A) the failure by the Participant to perform the Participant’s duties with the Company or a Subsidiary, or a successor or survivor corporation, or a parent or subsidiary thereof (collectively, the “Employer”) (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after a written demand for performance is delivered to the Participant by the Employer which demand identifies the manner in which the Employer believes that the Participant has not performed the Participant’s duties; (B) the engaging by the Participant in conduct which is injurious to the Employer, monetarily or otherwise; (C) the Participant’s conviction of, guilty plea to, or entering a plea of nolo contendere to, a felony; or (D) the Participant’s breach of any terms of the Employer Code of Conduct, employee handbook or manual, written policies, or written agreements between the Employer and the Participant, including in each case, without limitation, with respect to confidential information and restrictive covenants.

(iii)

“Good Reason” shall have the meaning (if any) specified in the applicable Award Agreement, or, in the absence of any definition in the Award Agreement, “Good Reason” shall have the meaning (if any) specified in any severance plan of the Company or a Subsidiary, if any, that covers the Participant immediately prior to the Change of Control (as the same may be assumed, continued or replaced by a severance plan of a successor or survivor corporation, or a parent or subsidiary thereof, that defines “Good Reason” in a manner no less favorable to the Participant than the definition of “Good Reason”, if any, applicable to the Participant immediately prior to the Change of Control) or in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Subsidiary as in effect immediately prior to the Change of Control (as the same may be assumed, continued or replaced by an employment, consulting, or other agreement for the performance of services between the Participant and a successor or survivor corporation, or a parent or subsidiary thereof, that defines “Good Reason” in a manner no less favorable to the Participant than the definition of “Good Reason”, if any, applicable to the Participant immediately prior to the Change of Control). For purposes of clarity, a Participant shall have no rights under this Plan with respect to a Termination of Service for “Good Reason” unless and to the extent that such Participant is (or was, immediately prior to the Change of Control) a party to or covered by an applicable Award Agreement, severance plan, employment agreement, consulting agreement or other agreement for the performance of services between the Participant and the Company or a Subsidiary (or any successor or survivor corporation, or a parent or subsidiary thereof) that defines the term “Good Reason” with respect to such Participant.

(e)

The portion of any Incentive Stock Option accelerated in connection with a Change of Control (or an Involuntary Termination of Service within twenty-four (24) months thereafter) shall remain exercisable as an ISO only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Qualified Stock Option under the U.S. federal tax laws.

10.3

No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of Shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or the Exercise Price of any Award.

Article 11. Administration

11.1

Authority of Committee. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Subject to the foregoing, the Committee will have the authority to:

(a)	construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)	prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)	designate Eligible Individuals to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Awards to be granted and the number of Shares or other consideration subject to Awards;

(f)

determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g)	grant waivers of Plan or Award conditions;

(h)

determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the Exercise Price or grant price, any restrictions or limitations on the Award, any schedule for the lapse of forfeiture restrictions or restrictions on the exercisability of an Award, vesting, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(i)	correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)	determine whether the Performance Goals under any performance-based Award have been met;

(k)	determine whether, to what extent, and pursuant to what circumstances an Award may be settled in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

(l)	determine the methods that may be used to pay the Exercise Price or grant price of an Award;

(m)	establish, adopt, or revise any rules and regulations including adopting sub-plans to the Plan as the Committee may deem necessary or advisable under local law;

(n)

suspend or terminate the Plan at any time; provided that such suspension or termination does not impair the rights and obligations under any outstanding Award without written consent of the affected Participant;

(o)	determine the Fair Market Value of the Shares for any purpose;

(p)	amend, modify, extend, cancel or renew any Award (i.e., subject to the provisions of the Plan, including Section 13.1); and

(q)	make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

11.2

Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.

11.3

Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than Insiders. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in laws or regulations, including in jurisdictions outside the United States. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.3 shall serve in such capacity at the pleasure of the Committee.

Article 12. Effective and Expiration Date

12.1

Effective Date. The Plan shall be effective as of the Effective Date, subject to approval by the Company’s stockholder(s), which shall be within twelve (12) months before or after the Effective Date in accordance with the General Corporation Law of the State of Delaware, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.

12.2

Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan on or after, the tenth (10th) anniversary of the Effective Date. No Incentive Stock Options may be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the Company’s stockholders. Any Awards that are outstanding on the expiration date of the Plan shall remain in force according to the terms of the Plan and the applicable Award Agreement.

Article 13. Amendment, Modification, and Termination

13.1

Amendment, Modification, and Termination. The Committee has complete and exclusive power and authority to amend, terminate or modify the Plan (or any component thereof) in any or all respects whatsoever. However, except with respect to amendments made pursuant to Section 14.10 or Section 14.13 hereof, no such amendment or modification shall materially and adversely affect rights and obligations with respect to Awards at the time outstanding under the Plan, unless the Participant consents in writing to such amendment, other than to the extent necessary to comply with applicable income tax laws and regulations. In addition, the Committee may not, without the approval of the Company’s stockholders, amend the Plan to (i) materially increase the maximum number of Shares issuable under the Plan or the maximum number of Shares for which any one individual participating in the Plan may be granted Awards, (ii) materially modify the eligibility requirements for Plan participation, (iii) materially increase the benefits accruing to Participants or (iv) in any manner that requires such stockholder approval under Nasdaq or other stock exchange listing requirements then applicable to the Company. Further, other than pursuant to ARTICLE 10, the Committee shall not without the approval of the Company’s stockholders (a) lower the Exercise Price of an Option or grant price of a SAR after it is granted, (b) cancel an Option or SAR when the Exercise Price or grant price exceeds the Fair Market Value of one Share in exchange for cash (i.e. a cash buyout) or another Award (other than in connection with a Change of Control or Substitute Awards), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Shares are traded).

13.2

Awards Previously Granted. Except with respect to amendments made pursuant to Section 14.10 or Section 14.13 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

Article 14. General Provisions

14.1

No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

14.2

No Stockholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award, including the right to vote or receive dividends, until the Participant becomes the owner of such Shares, notwithstanding the exercise or vesting of an Option or other Award.

14.3

Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes and any taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company or a Parent, Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes by any means authorized by the Committee. No Shares shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.

14.4

No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.

14.5

Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general unsecured creditor of the Company or any Subsidiary or Affiliate.

14.6

Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Parent, Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder, or as expressly provided by applicable law.

14.7	Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.

14.8

Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

14.9

Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down as appropriate.

14.10

Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

14.11

Government and Other Regulations. The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver any certificates evidencing Shares subject to Awards granted hereunder, or register any Shares in book-entry form, prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. The Company shall be under no obligation to register Shares issued or paid pursuant to the Plan under the Securities Act. If the Shares issued pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

14.12

Governing Law. The Plan and all Award Agreements, and all controversies thereunder or related thereto, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflict of laws.

14.13

Section 409A. Except as provided in Section 14.14 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. Should any payments made in accordance with the Plan to a “specified employee” (as defined under Section 409A of the Code) be determined to be payments from a nonqualified deferred compensation plan and are payable in connection with a Participant’s “separation from service” (as defined under Section 409A of the Code), that are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after the Participant’s separation from service, and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, will be paid in a lump sum on the earlier of the date that is six (6) months and one (1) day after the Participant’s date of separation from service or the date of the Participant’s death. For purposes of Section 409A of the Code, the payments to be made to a Participant in accordance with this Plan shall be treated as a right to a series of separate payments. The Company makes no representation that any Awards granted under the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. Participants shall be solely responsible for the payment of any taxes, penalties, interest or other expenses incurred by such Participant on account of non-compliance with Section 409A.

14.14

No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., Incentive Stock Options) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 14.13 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

14.15

Recoupment. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts (or has adopted, including the Executive Incentive Compensation Recoupment Policy, as amended from time to time), including any clawback policy the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate.

Annex M

Axiom Solutions International, Inc. Deferred Compensation Plan

(Effective as of [•])

Award Agreement

Axiom Solutions International, Inc. (the “Company”) has agreed to provide you with a deferred long-term incentive bonus (the “Discretionary Award”) under the Axiom Solutions International, Inc. Deferred Compensation Plan (the “Plan”) in return for services to be rendered in the future as an employee of the Company (or an Affiliate). Unless the context indicates otherwise, capitalized terms used in this Award Agreement have the meanings given to them in the Plan.

Your Discretionary Award, in the amount set forth in the Long-Term Cash Incentives (Deferred Compensation) section of your attached FY[27] Total Compensation letter, will be credited to your Award Account under the Plan effective on [•], and the Vesting Date of the Discretionary Award will be [•] (the fourth anniversary of such crediting date).

The Discretionary Award is subject to all of the terms and conditions of the Plan and this Award Agreement, including, but not limited to, the vesting and payment terms of the Plan and the Non-Disclosure, Non-Solicitation, and Non-Compete covenants (collectively, the “Restrictive Covenants”) set forth in this Award Agreement. To the extent that the Discretionary Award becomes vested, the portion of your Award Account attributable to the Discretionary Award will be payable in accordance with the terms and conditions of the Plan, as applicable to Discretionary Awards and Award Accounts thereunder.

Account Balance Reachable by Company Creditors

You understand and acknowledge that your Award Account will be reachable by the Company’s general creditors upon the insolvency of the Company. You also understand and acknowledge that, except as provided in the Plan, you are not entitled to accelerate distributions from the Plan.

Restrictive Covenants

In consideration of the grant of the Discretionary Award, you agree to the Restrictive Covenants set forth below.

Non-Disclosure of Confidential Information

You acknowledge that the Company’s business and services are highly specialized, the identity and particular needs of the Company’s customers, suppliers, and independent contractors are not generally known, and the documents, records, and information regarding the Company’s customers, suppliers, independent contractors, services, methods of operation, policies, procedures, sales, pricing, and costs are highly confidential information and constitute trade secrets. You further acknowledge that the services you rendered to the Company have been or will be of a special and unusual character which have a unique value to the Company and that you have or will have access to trade secrets and confidential information belonging to the Company, the loss of which cannot be adequately compensated by damages in an action at law.

You agree to not use, disclose, upload, download, copy, transfer, or delete any Confidential Information, including trade secrets, except as required in the performance of your duties to the Company. “Confidential

Information” means information that the Company has obtained in connection with its present or planned business, including information you developed in the performance of your duties for the Company, the disclosure of which could result in a competitive or other disadvantage to the Company. “Confidential Information” includes, but is not limited to, all information of Company to which you have or will have access, whether in oral, written, graphic or machine-readable form, including without limitation, records, lists, specifications, operations or systems manuals, decision processes, policies, procedures, profiles, system and management architectures, diagrams, graphs, models, sketches, technical data, research, business or financial information, plans, strategies, forecasts, forecast assumptions, business practices, marketing information and material, customer names, vendor lists, independent contractor lists, identities, or information, proprietary ideas, concepts, know-how, methodologies and all other information related to Company’s business and/or the business of any of its affiliates, knowledge of the Company’s customers, suppliers, employees, independent contractors, methods of operation, trade secrets, software, software code, methods of determining prices. Confidential Information shall also include all information of a third party to which Company and/or any of its affiliates have access and to which you have or will have access. You will not, directly or indirectly, copy, take, disclose, or remove from the Company’s premises, any of the Company’s books, records, customer lists, or any Confidential Information. You acknowledge and understand that, pursuant to the Defend Trade Secrets Act of 2016: An individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secrets to the individual’s attorney and use the trade secret information in the court proceeding if the individual: (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. Notwithstanding the foregoing, nothing in this Agreement is intended to restrict or prohibit you from communicating with, providing testimony before, providing confidential information to, reporting to or participating in an investigation with a government agency or authority about a possible violation of law, or from making other disclosures that are protected under the whistleblower protections of applicable state or federal law or regulations. As used in this Section, “Company” includes any Affiliate.

Employee Non-Solicitation

The employee non-solicitation provisions contained in paragraph (1) of this Section apply to you, and the provisions contained in paragraph (2) of this Section apply to you unless you are a California employee. As used in this Section, “Company” includes any Affiliate.

(1) During the term of your employment with the Company, you will not, either on your own account or for any person, firm, partnership, corporation, or other entity (a) solicit, interfere with, or endeavor to cause any employee of the Company to leave employment with the Company; or (b) induce or attempt to induce any such employee to breach their obligations to the Company.

(2) For a period of twelve (12) months following the date of your separation from employment with the Company for any reason, you will not, either on your own account or for any person, firm, partnership, corporation, or other entity, (a) solicit, interfere with, or endeavor to cause any employee of the Company to leave employment with the Company; or (b) refer any employee of the Company to anyone outside of the Company for the purpose of that employee seeking, obtaining, or entering into an employment relationship and/or agreement to provide services; or (c) induce or attempt to induce any such employee to breach their obligations to the Company.

Customer Non-Solicitation

The customer non-solicitation provisions contained in paragraph (1) of this Section apply to you, and the provisions of paragraph (2) of this Section apply to you unless you are a California employee. As used in this Section, “Company” includes any Affiliate.

(1) During the term of your employment with the Company, you will not solicit, induce, or attempt to induce any past or current customer of the Company (a) to cease doing business, in whole or in part, with the Company; or (b) to do business with any other person, firm, partnership, corporation, or other entity which performs services similar to or competitive with those provided by the Company.

(2) For a period of twelve (12) months following the date of your separation from employment with the Company for any reason, you will not, either on your own account or for any person, firm, partnership, corporation, or other entity, either directly or through others, solicit, induce, or attempt to induce any past or current Customer (defined below) of the Company (a) to terminate, reduce, or negatively alter his/her/its relationship with the Company or (b) to do business with a Competing Company (defined below).

The geographic scope of the covenants described in this Section shall include any city, county, or state of the United States and any such other city, territory, country, or jurisdiction in which you have worked and/or performed services for the Company. For purposes of this Section, “Customer” means any person, company or entity that: (a) was a customer of the Company during the last two (2) years of your employment and/or at the time of the termination of your employment; or (b) was engaged in active negotiations with the Company relating to the purchase of services or products from the Company at any time during the two (2) years immediately prior to the termination of your employment. A “Customer” shall not include any customer that you did not solicit, service, or have business-related dealings with or receive Confidential Information about in the last two (2) years of your employment with the Company.

Non-Compete

The non-compete provision contained in this Section applies to you unless you are a California employee. As used in this Section, “Company” includes any Affiliate.

For a period of twelve (12) months following the date on which your employment with the Company terminates for any reason, regardless of whether the termination is initiated by you or the Company, you agree that you will not: (A) provide services that are the same or similar in function or purpose to that which you performed for the Company to a Competing Company within the Restricted Area (defined below); (B) own (other than the ownership of five percent (5%) or less of the shares of a publicly traded company) or operate a business that is a competitor of the Company; or (C) provide services that are otherwise likely to result in the use or disclosure of the Company’s Confidential Information.

A “Competing Company” is a person or entity engaged in the provision of a product or service which competes with the products and services offered by the Company, as to which you (a) had business-related involvement or (b) received Confidential Information about during the last two (2) years of your employment with the Company.

The “Restricted Area” means the Company’s area of legitimate competitive concern based on your responsibilities to the Company and knowledge of the Company’s Confidential Information and goodwill with customers, clients, business partners, dealers, and agents as it exists in view of all relevant facts and circumstances. If you are or were an employee with defined geographic responsibilities, the Restricted Area shall include all geographies over which you had assigned responsibilities during the last two (2) years of your employment with the Company.

Additional Post-Employment Restrictive Covenant Terms

(a) Consideration. You acknowledge that you would not have received the benefits and consideration provided under this Agreement but for your agreement to abide by the terms of the Restrictive Covenants and that your agreement to the Restrictive Covenants is a material component of the consideration for this Agreement. You understand that you have the right to consult with an attorney regarding the terms of this Agreement before signing it, and that you have had at least 14 days to review this Agreement.

(b) Subsequent Employment. You agree that, while employed by the Company or an Affiliate and for twelve (12) months thereafter, you will communicate the terms of the Restrictive Covenants to any person, firm, association, partnership, corporation, or other entity that you intend to become employed by, associated with or represent, or contract for, prior to accepting and engaging in such employment, contract, association and/or representation.

(c) Tolling. You agree that the applicable Restricted Period shall be tolled and suspended during and for the pendency of any violation of the Restrictive Covenants’ terms and for the pendency of any legal proceedings to enforce these terms, and that all time that is part of or subject to such tolling and suspension shall not be counted toward the 12-month duration of the Restricted Period.

(d) Reasonable and Necessary. You agree that the Restrictive Covenants set forth above are reasonable and necessary for the protection of the Company’s and its Affiliates’ legitimate business interests, that they do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Company and its Affiliates, that they contain reasonable limitations as to time and scope of activity to be restrained, that they do not unduly restrict your ability to earn a living, and that they are not unduly burdensome to you.

(e) Judicial Modification. If any restriction set forth in the above Sections titled “Employee Non-Solicitation,” “Customer Non-Solicitation” or “Non-Compete” is found by a court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

(f) Non-U.S. Country-Specific Provisions. The restrictions contained in the above Sections titled “Customer Non-Solicitation” and “Non-Compete” do not apply to you if you work and reside in a country that mandates, as a non-waivable condition, continued pay during the Restricted Period, unless the Company advises you that it will tender such pay, which shall be in the minimum amount required by applicable law.

Other Agreements

The Discretionary Award is in addition to any rights that you have under any other agreement with the Company or an Affiliate. The Discretionary Award will not be deemed to be salary or other compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or an Affiliate for the benefit of its employees. This Award Agreement is subject in its entirety to the terms of the Plan.

The Discretionary Award does not give you any right to be retained by the Company (or an Affiliate), and does not affect the right of the Company (or an Affiliate) to dismiss you. All benefits under the Plan are subject to the right of the Company or an Affiliate to withhold any taxes required by applicable law.

In addition to all of the remedies otherwise available to the Company, the Company shall have the right to injunctive relief to restrain and enjoin any actual or threatened breach of the above Sections titled “Non-Disclosure of Confidential Information,” “Employee Non-Solicitation”, “Customer Non-Solicitation” or “Non-Compete” of this Agreement. You further agree that, in the event of a breach of any such Sections, (a) the

Company shall be entitled to all of its remedies at law or in equity, including but not limited to monetary damages; (b) the Company shall be entitled to an accounting and repayment from you of all profits, compensation, commissions, remuneration or benefits that you directly or indirectly realized or may realize as a result of or in connection with any breach of the Restrictive Covenants, and such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which the Company may be entitled at law or equity. All of the Company’s remedies for breach of this Agreement shall be cumulative and the pursuit of one remedy will not be deemed to exclude any other remedies.

By participating in the Plan, you represent that you have had adequate opportunity to review and ask any questions about the Plan. You may request a copy of the Plan via email to [•]. You understand that although the Company has attempted to structure a plan to accomplish the tax results discussed in the documents, the Company cannot warrant that the tax effect on you will be as expected. You also understand that the Company and its representatives are not attempting to give you tax advice. We strongly advise you to seek any tax advice from your own tax adviser.

If any provision of this Agreement is determined to be unenforceable, the remaining provisions shall nonetheless be given effect. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of law principles.

Annex N

AXIOM SOLUTIONS INTERNATIONAL, INC. DEFERRED COMPENSATION PLAN

(Effective as of [•], 2027)

The Axiom Solutions International, Inc. Deferred Compensation Plan is adopted as set forth herein, effective as of [•]. The Plan is a spin-off and continuation of the Flex Plan with respect to participants in the Flex Plan immediately before the Effective Date and whose liabilities were spun off with the distribution by Flex of its interest in the Company. It is the intent of the Company, as of the Effective Date, that the benefits in this Plan substantially replicate the benefits of the Flex Plan as in effect immediately prior to the Effective Date, and this Plan shall be so interpreted. The Participant elections in the Flex Plan in effect immediately before the Effective Date shall continue to be effective for this Plan as of the Effective Date and for the remainder of the Plan Year in which the Effective Date occurs. This Plan is an unfunded “top hat” plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees, and as such, is intended to be exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. The Plan will be administered, operated and construed in accordance with such intention.

ARTICLE I

DEFINITIONS

For purposes of the Plan, the following words and phrases shall have the meanings set forth below, unless their context clearly requires a different meaning:

1.1 “Account” means the bookkeeping account maintained by the Plan Administrator on behalf of each Participant pursuant to this Plan. The Account shall be a bookkeeping entry only and shall be used solely as a device to measure and determine the amounts, if any, to be paid to a Participant or the Participant’s Beneficiary under the Plan. The Plan Administrator shall cause a Participant’s Account to be maintained in the form of one or more subaccounts, including a Deferral Account, an Award Account, and such subaccounts as may be established in the discretion of the Plan Administrator with respect to amounts credited thereto for one or more Plan Years.

1.2 “Affiliate” means, with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with the Company, or any other entity designated by the Committee in which the Company or an Affiliate has an interest.

1.3 “Arbitrable Dispute” has the meaning set forth in Section 8.7.

1.4 “Award Account” means the bookkeeping account maintained by the Plan Administrator with respect to a Participant that is credited with an amount equal to a Discretionary Award granted pursuant to Article IV, if any, and earnings pursuant to Article V.

1.5 “Award Agreement” means the document or documents prepared by the Company and distributed to a Participant to advise the Participant of the terms, conditions, and limitations of a Discretionary Award credited to the Participant’s Award Account pursuant to Article IV.

1.6 “Base Salary” means the base compensation payable by the Employer to an Eligible Employee in cash during a Plan Year, excluding severance payments, garden leave payments and other similar payments. For purposes of this Plan, an Eligible Employee’s Base Salary shall be determined prior to reduction for any deferrals under this Plan or under any other plan of the Employer under Sections 125 or 401(k) of the Code. For purposes of this Plan, any Base Salary payable after the last day of a calendar year solely for services performed during a final payroll period described in Section 3401(b) of the Code containing December 31 of such year shall be treated as earned during the subsequent calendar year.

1.7 “Beneficiary” or “Beneficiaries” means the person or persons, including one or more trusts, designated by a Participant in accordance with Article VII Plan to receive payment of the remaining balance of the Participant’s Account in the event of the death of the Participant prior to the Participant’s receipt of the entire amount credited to the Participant’s Account.

1.8 “Beneficiary Designation” means a Participant’s written designation of one or more Beneficiaries, made in such manner (which may include an electronic format and may require consent by the Participant’s spouse) as designated by the Plan Administrator.

1.9 “Board” means the Board of Directors of Axiom Solutions International, Inc..

1.10 “Bonus” means any incentive bonus or commission payable in cash to an Eligible Employee pursuant to any incentive compensation or commission plan of the Employer that is designated by the Committee or the Plan Administrator as an eligible source of compensation for deferral under this Plan, determined prior to reduction for any deferrals under this Plan or under any other plan of the Employer under Sections 125 or 401(k) of the Code. For purposes of clarity, a Bonus shall not include any severance payments, garden leave payments or other similar payments.

1.11 “Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of its assets, within the meaning of Section 409A.

1.12 “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder.

1.13 “Committee” means the Compensation and People Committee of the Board, or such other committee designated by the Board to administer this Plan.

1.14 “Company” means Axiom Solutions International, Inc., a Texas corporation, or any successor organization thereto.

1.15 “Deferral Account” means the bookkeeping account maintained by the Plan Administrator with respect to a Participant that is credited with deferrals of Base Salary and/or Bonus deferred by a Participant pursuant to Article III, if any, and earnings pursuant to Article V.

1.16 “Deferral Election” means a Participant’s written election, made in such manner as designated by the Plan Administrator (which may include an electronic format), to defer a portion of the Participant’s Base Salary and/or Bonus for a Plan Year and to designate the time and/or form of payment for such deferrals in accordance with the provisions of Article III, which Deferral Election, once it has become effective, shall be irrevocable with respect to the Plan Year to which it applies, except as otherwise explicitly provided in the Plan.

1.17 “Disability Claim” has the meaning set forth in Section 8.3.

1.18 “Disabled” means, with respect to a Participant, that any one or more of the following applies:

(a) The Social Security Administration has determined that such Participant is totally disabled.

(b) The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(c) The Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Participant’s employer.

This definition of “Disabled” shall be construed and administered in accordance with the requirements of Section 409A.

1.19 “Discretionary Award” means a credit by the Company to a Participant’s Account in accordance with the provisions of Article IV of the Plan. Discretionary Awards, if any, shall be credited at the sole discretion of the Company, and the fact that a Discretionary Award may be credited in one year shall not obligate the Company to continue to make any such Discretionary Award in any subsequent year.

1.20 “Effective Date” means [•], 2027.

1.21 “Eligible Employee” has the meaning given to such term in Section 2.1 hereof.

1.22 “Employee” means any employee of an Employer.

1.23 “Employer” means, with respect to any Participant, the entity (which must be incorporated or organized in the United States), whether the Company or an Affiliate of the Company that has adopted the Plan with the approval of the Company, that receives services from such Participant and is a member of the same controlled group of corporations or the same group of trades or businesses under common control (within the meaning of Sections 414(b) and 414(c) of the Code, as modified by Section 415(h) of the Code) as the Company, or an affiliated service group (as defined in Section 414(m) of the Code which includes the Company, or any other entity required to be aggregated with the Company pursuant to Section 414(o) of the Code or Section 409A.

1.24 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.25 “Flex” means Flex Ltd. (formerly known as Flextronics International Ltd.), a Singapore corporation.

1.26 “Flex Plan” means the Flex 2010 Deferred Compensation Plan (formerly known as the Flextronics International USA, Inc. 2010 Deferred Compensation Plan), as amended and restated effective as of June 6, 2025.

1.27 “For Cause” means, with respect to a Participant, that (a) the Participant shall have committed a felony, fraud, theft, embezzlement involving the assets of the Company; (b) the Participant willfully violates or causes the Company to violate, in a material respect, any statute, law ordinance, rule or regulation relating to, or written policy of, the Company, which violation results in a material adverse effect to the Company’s business or financial condition; or (c) the Participant engages in any activity which is outside the scope of the Participant’s authority and can reasonably be expected to have a material adverse effect on the Company’s business.

1.28 “Indemnified Amount” has the meaning set forth in Section 11.12(a).

1.29 “Installment-Eligible Termination” means a Participant’s Separation from Service after reaching age 59.

1.30 “Involuntary Separation from Service” means any Separation from Service that is either an Involuntary Termination Without Cause or a Voluntary Termination for Good Reason.

1.31 “Involuntary Termination Without Cause” means a Separation from Service due to the independent exercise of the unilateral authority of the Company to terminate a Participant’s services other than For Cause. A termination by the Company shall be presumed to be an Involuntary Termination Without Cause unless the Company sets forth in a written notice of termination the grounds for such termination to be For Cause.

1.32 “Officers” has the meaning set forth in Section 11.12(b).

1.33 “Participant” means any Eligible Employee who (a) at any time has elected to defer the receipt of Base Salary and/or Bonus in accordance with the Plan or (b) whose Account has been credited with a Discretionary Award, and who, in any case, has not received complete payment of the amount credited to the Participant’s Account.

1.34 “Plan” means this Axiom Solutions International, Inc. Deferred Compensation Plan, effective as of [•], as it may be amended from time to time.

1.54 “Plan Administrator” means the Chief Human Resources Officer of the Company, or any successor to such position, or such other person or persons who may be designated by the Committee from time to time to serve as Plan Administrator.

1.36 “Plan Year” means each calendar year (or portion thereof) during which the Plan is in effect; provided that as the context may require with respect to a Participant’s Bonus that is earned for services performed during a 12-month period other than the calendar year, “Plan Year” shall mean such 12-month period with respect to which the Participant’s Bonus is earned.

1.37 “Re-Deferral Election” has the meaning given to such term in Section 6.6 hereof.

1.38 “Released Party” has the meaning set forth in Section 11.12(c).

1.39 “Separation from Service” means a Participant’s termination of employment or service with the Employer in such a manner as to constitute a “separation from service” as defined under Section 409A.

1.40 “Section 409A” means Section 409A of the Code.

1.41 “Trust” has the meaning set forth in Section 11.4(b).

1.42 “Trustee” has the meaning set forth in Section 11.12(a).

1.43 “Unforeseeable Emergency” means an “unforeseeable emergency” as defined under Section 409A. In general, for purposes of Section 409A, an “unforeseeable emergency” means a severe financial hardship to a Participant resulting from an illness or accident of the Participant, the Participant’s spouse, the Participant’s Beneficiary, or the Participant’s dependent (as defined in Section 152 of the Code, without regard to Sections 152(b)(1), (b)(2), and (d)(1)(B)); loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, not as a result of a natural disaster); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

1.44 “Vesting Date” has the meaning set forth in Section 4.2(a).

1.45 “Voluntary Termination for Good Reason” means a Separation from Service by the Participant due to one of the following conditions arising without the consent of the Participant:

(a) Executive Leadership Team Participants. If the Participant is the Chief Executive Officer of the Company or a member of the Company’s Executive Leadership Team who reports to the Chief Executive Officer (an “ELT Participant”):

(i) A material diminution in the position, authority, duties or responsibilities of the ELT Participant;

(ii) The assignment to the Participant of any duties that are materially inconsistent with the ELT Participant’s status as an officer;

(iii) Any failure by the Company to obtain the written assumption of this Plan by any successor to the Company as contemplated in Section 11.8 hereof;

(iv) Material reduction in target base salary and target bonus opportunity; or

(v) Mandatory relocation of 50 miles or more.

(b) Other Participants. If the Participant is not an ELT Participant:

(i) A material reduction in target base salary and target bonus opportunity (other than as part of an across-the-board, proportional salary reduction applicable to similarly situated employees); or

(ii) Mandatory relocation of 50 miles or more.

Notwithstanding anything to the contrary in this Plan, no Voluntary Termination for Good Reason shall occur unless (x) the Participant has given written notice to the Company of the existence of a condition described above within ninety (90) days of the initial existence of such condition, (y) such condition has not been remedied by the Company within thirty (30) days after the receipt of such notice, and (z) the Participant terminates his or her employment within thirty (30) days after the expiration of such cure period.

ARTICLE II

ELIGIBILITY

2.1 Eligibility. Participation in the Plan is limited to any employee of the Company (or a participating Affiliate that is incorporated or organized in the United States) who (i) is selected by the Committee or the Plan Administrator, in its discretion, as eligible to participate in the Plan, and (ii) is a member of a “select group of management or highly compensated employees,” within the meaning of Sections 201, 301 and 401 of ERISA (each an “Eligible Employee”). In lieu of designating individual Eligible Employees for Plan participation, the Committee or the Plan Administrator may establish eligibility criteria (consistent with the requirements of this Section 2.1) providing for participation of all Eligible Employees who satisfy such criteria. The Committee or the Plan Administrator may at any time, in its sole discretion, change the eligibility criteria for Eligible Employees, or determine that one or more Participants will cease to be an Eligible Employee. An Eligible Employee shall become eligible to participate in the Plan effective as of the first day of a calendar quarter as designated by the Committee or the Plan Administrator.

2.2 Enrollment Requirements. Except as otherwise determined by the Plan Administrator, as a condition to participation, each Eligible Employee shall make a Deferral Election no later than the date or dates specified by the Plan Administrator in accordance with the Plan. In addition, the Plan Administrator may establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Commencement Date. Except as otherwise may be provided by the Committee or the Plan Administrator pursuant to Section 3.1, each Eligible Employee first shall be eligible to commence participation in accordance with the terms and conditions of this Plan effective as of January 1 of the Plan Year next following the Plan Year in which he or she becomes an Eligible Employee pursuant to Section 2.1. Notwithstanding the foregoing, the Committee or the Plan Administrator, in its sole discretion, may permit an Eligible Employee to commence participation in the Plan upon such earlier date as may be specified by the Committee or the Plan Administrator that is the first day of a calendar quarter, consistent with the Plan and Section 409A.

2.4 Termination of Eligibility. An Eligible Employee’s right to make any Deferral Elections under the Plan shall cease with respect to the Plan Year following the Plan Year in which such individual ceases to be an Eligible Employee, although any such individual shall continue to be subject to the terms and conditions of the Plan for so long as such individual remains a Participant.

ARTICLE III

DEFERRAL ELECTIONS

3.1 Certain Newly Eligible Participants. Except as otherwise determined by the Plan Administrator, in its sole discretion, newly Eligible Employees shall not be permitted to make a Deferral Election with respect to Base Salary and/or Bonus earned during the Plan Year in which the Eligible Employee is first eligible to participate in the Plan. However, notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may permit any Eligible Employee to make a Deferral Election with respect to the Eligible Employee’s Base Salary earned for services performed during the Plan Year in which the Eligible Employee is first eligible to participate in the Plan (and in any other plan that would be aggregated with the Plan under Section 409A), as determined in accordance with Treasury Regulation Section 1.409A-2(a)(7); provided, however, that such Deferral Election (a) is made and becomes irrevocable no later than the 30th day after the date that the Eligible Employee first becomes eligible to participate in the Plan (or by such earlier date as specified by the Plan Administrator), and (b) shall apply only to Base Salary earned for services performed after the date that the Deferral Election becomes irrevocable, as determined by the Plan Administrator in accordance with Section 409A.

3.2 Annual Deferral Elections. Unless the Plan Administrator determines to permit an election pursuant to Section 3.1, and except as otherwise determined by the Plan Administrator, each Eligible Employee may elect to defer Base Salary and/or Bonus for a Plan Year by filing a Deferral Election with the Plan Administrator only in accordance with the following rules:

(a) Base Salary. The Deferral Election with respect to Base Salary must be made by such date as specified by the Plan Administrator that is not later than December 31 of the Plan Year immediately preceding the Plan Year for which such Base Salary would otherwise be earned.

(b) Bonus.

(i) In General. With respect to any Bonus to which Section 3.2(b)(ii) does not apply, a Participant’s Deferral Election must be made by such date as specified by the Plan Administrator that is not later than December 31 of the calendar year immediately preceding January 1 of the Plan Year with which or during which the applicable Bonus performance period begins.

(ii) Certain Elections with Respect to Fiscal Year Compensation. In the case of an Employer with a taxable year other than the calendar year, the Plan Administrator may determine that “Fiscal Year Compensation” may be deferred at the Participant’s election with an “Applicable Election Date” of the close of the Employer’s taxable year immediately preceding the first taxable year of the Employer in which any services are performed for which such compensation is payable, in accordance with Treasury Regulation Section 1.409A-2(a)(6). For purposes of this paragraph, the term “Fiscal Year Compensation” means compensation relating to a period of service coextensive with the taxable year of the Employer (or consecutive taxable years of the Employer), of which no amount is paid or payable during the Employer’s taxable year (or years) constituting the period of service.

3.3 Amount Deferred. A Participant shall designate on a Deferral Election the portion of the Participant Base Salary and/or Bonus that is to be deferred with respect to the applicable Plan Year in accordance with this Article III. The Participant may specify a different portion to be deferred for each element of the Participant’s deferrable compensation (Base Salary and/or Bonus). For each Plan Year, a Participant may defer (in 1% increments) up to 70% of the Participant’s Base Salary, and/or up to 70% of the Participant’s Bonus.

3.4 Elections as to Time and Form of Payment. Each Deferral Election will specify the time and form of payment for each element of compensation (Base Salary and/or Bonus) deferred by the Participant for the applicable Plan Year, subject to the provisions of Article VI. A Participant may elect the time and form of payment applicable to such deferrals in connection with the Participant’s Installment-Eligible Termination or an in-service distribution date as provided pursuant to this Section 3.4. In the event of a Participant’s Separation from Service prior to Installment-Eligible Termination, or in the event of the Participant’s death or Disability, payment of the Participant’s Deferral Account shall be made as provided in Section 6.2, Section 6.3, or Section 6.4, as applicable, notwithstanding any election made by such Participant pursuant to this Section 3.4.

(a) Time of Payment Election. A Participant may elect for payment of the amount deferred pursuant to the Participant’s Deferral Election for a Plan Year to be made, or to commence, as follows:

(i) Installment-Eligible Termination Election. On the first business day of the first calendar quarter beginning on or after the date that is six (6) months after the Participant’s Installment-Eligible Termination; or

(ii) In-Service Election. On the first business day of a specified calendar quarter in a Plan Year that is no earlier than the second Plan Year after the Plan Year for which such Deferral Election is made, provided that the Participant does not incur a Separation from Service prior to such date.

(b) Form of Payment Election. A Participant may elect to receive payment of the amount deferred pursuant to the Participant’s Deferral Election for a Plan Year and payable at the time provided pursuant to Section 3.4(a) in one of the following forms of payment:

(i) A single lump sum payment, or

(ii) Substantially equal annual installments over a period of up to ten (10) years.

(c) Default Time and Form of Payment. To the extent that a Participant does not designate the time and form of payment on a Deferral Election as provided in this Section 3.4 (or such designation does not comply with the terms of the Plan), the Participant shall be deemed to have elected to receive a single lump sum payment on the first business day of the first calendar quarter beginning on or after the date that is six (6) months after the Participant’s Installment-Eligible Termination.

3.5 Duration and Cancellation of Deferral Elections.

(a) Duration. Once irrevocable, a Deferral Election shall only be effective for the Plan Year with respect to which such election was made. Except as otherwise provided pursuant to Section 3.5(b), Section 6.5 or Section 6.6 hereof, a Deferral Election for a Plan Year, once irrevocable, may not be cancelled or modified.

(b) Cancellation.

(i) The Plan Administrator may, in its sole discretion, cancel a Participant’s Deferral Election where such cancellation occurs by the later of the end of the Plan Year in which the Participant incurs a “disability” or the fifteenth (15th) day of the third month following the date the Participant incurs a “disability.” For purposes of this Section 3.5(b)(i), a “disability” refers to any medically determinable physical or mental impairment resulting in the Participant’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than six months.

(ii) The Plan Administrator may, in its sole discretion, cancel a Participant’s Deferral Election due to an Unforeseeable Emergency, a hardship distribution pursuant to Treasury Regulation Section 1.401(k)-1(d)(3) or such other event or condition as may be permitted under Section 409A pursuant to generally applicable guidance published in the Internal Revenue Bulletin.

(iii) If a Participant’s Deferral Election is cancelled with respect to a particular Plan Year in accordance with this Section 3.5(b), such Participant may make a new Deferral Election for a subsequent Plan Year only in accordance with Section 3.2 hereof.

3.6 Vesting. Each Participant shall at all times have a fully vested interest in any amounts credited to the Participant’s Deferral Account in accordance with a Deferral Election made pursuant to this Article III.

ARTICLE IV

DISCRETIONARY AWARDS

4.1 In General. In any Plan Year, the Committee or the Plan Administrator, in its discretion, may, but shall not be required to, credit a Discretionary Award to a Participant’s Account, in such amount as determined by the Committee or the Plan Administrator, in its discretion. For the avoidance of doubt, the Committee and the Plan Administrator shall have no obligation to treat Eligible Employees or Participants consistently with respect to any Discretionary Awards, nor shall any Participant who receives a Discretionary Award to his or her Account in one Plan Year have any right to receive a Discretionary Award in any other Plan Year. A Discretionary Award, if any, generally shall be credited to a Participant’s Account either on July 1 of the applicable Plan Year, or with respect to the initial Discretionary Award credited to an Eligible Employee’s Account, on the first day of such other calendar quarter as determined in the discretion of the Committee or the Plan Administrator; provided, however, that a Discretionary Award may be credited to a Participant’s Account on any other date selected in the discretion of the Committee or the Plan Administrator. In any event, the Committee and the Plan Administrator reserve the right to amend, reduce, or eliminate any Discretionary Award at any time prior to the date that such Discretionary Award is credited to the Participant’s Account, and a Participant whose employment terminates for any reason prior to such date will not be eligible to receive such Discretionary Award.

4.2 Vesting of Discretionary Awards.

(a) Vesting Schedule. Except as otherwise provided below, or as otherwise determined by the Committee or the Plan Administrator and set forth in the applicable Award Agreement, the portion of a Participant’s Account attributable to a Discretionary Award will become one hundred percent (100%) vested on the fourth anniversary of the date that the Discretionary Award was credited to the Participant’s Account (the “Vesting Date”), subject to the Participant’s continued employment until the Vesting Date, and any unvested portion of a Participant’s Account that is attributable to Discretionary Awards shall be forfeited automatically and without further action or notice in the event of the termination of the Participant’s employment with the Employer for any reason.

(b) Accelerated or Continued Vesting. Notwithstanding the foregoing provisions of Section 4.2(a), and except as otherwise determined by the Committee or the Plan Administrator and set forth in the applicable Award Agreement:

(i) The portion of a Participant’s Award Account attributable to a Discretionary Award will continue to vest on the scheduled Vesting Date, in the event of the Participant’s voluntary Separation from Service prior to the applicable Vesting Date and on or after the date that (x) the Participant has attained age fifty-five (55) and completed at least five (5) years of service, and (y), the sum of the Participant’s age plus the Participant’s years of service equals at least sixty-five (65), provided that all of the following requirements are satisfied:

(A) As may be required by the Company in its discretion, the Participant provides up to six (6) months of advance written notice of such voluntary Separation from Service, which is irrevocable by the Participant;

(B) The Participant executes a release of claims in the format specified by the Company, and such release of claims becomes effective and irrevocable in accordance with its terms; and

(C) The Participant complies with all applicable Confidential Information, Employee Non-Solicitation, Customer Non-Solicitation, and Non-Compete provisions set forth in the Participant’s Award Agreement.

(ii) If a Participant incurs a Separation from Service due to death or Disability, as determined in the sole discretion of the Company, the Participant shall be 100% vested in the balance of all subaccounts in the Participant’s Award Account on the date of such Separation from Service.

(iii) If a Participant incurs an Involuntary Separation from Service that occurs within two years following a Change in Control, the Participant shall be 100% vested in the balance of each subaccount in the Participant’s Award Account on the date of such Involuntary Separation from Service.

(iv) The Committee is authorized in its sole and absolute discretion to waive vesting conditions, or accelerate vesting, with respect to any portion of a Participant’s Award Account, provided that such waiver or acceleration does not result in an impermissible change in the time of payment under Section 409A and Treasury Regulation Section 1.409A-3(j)(1).

4.3 Time and Form of Payment of Award Account.

(a) Default Time and Form of Payment. Except as otherwise may be provided pursuant to a Re-Deferral Election made by the Participant pursuant to Section 6.6, or as otherwise provided pursuant to Article VI, or as otherwise determined by the Committee or the Plan Administrator and set forth in the applicable Award Agreement, the vested portion of a Participant’s Award Account shall be payable in a single lump sum on or as soon as practicable after the applicable Vesting Date. Notwithstanding the foregoing, and except as otherwise determined by the Committee or the Plan Administrator and set forth in the applicable Award Agreement:

(i) In the event that a Discretionary Award held by a Participant becomes vested due to the Participant’s voluntary Separation from Service prior to the applicable Vesting Date under the circumstances described in Section 4.2(b)(i), the vested portion of the Participant’s Award Account attributable to such Discretionary Award shall be payable in a single lump sum on or as soon as practicable after the applicable Vesting Date (or, if the Participant is a “specified employee” as described in Section 11.2, on the first business day of the first calendar quarter beginning on or after the date that is six (6) months after the Participant’s Separation from Service).

(ii) In the event that a Participant’s Award Account becomes vested due to the Participant’s death prior to the applicable Vesting Date as described in Section 4.2(b)(ii), the vested portion of the Participant’s Award Account shall be payable as provided in Section 6.3.

(iii) In the event that a Participant’s Award Account becomes vested due to the Participant’s Disability prior to the applicable Vesting Date as described in Section 4.2(b)(ii), the vested portion of the Participant’s Award Account shall be payable as provided in Section 6.4.

(iv) In the event that a Participant’s Award Account becomes vested prior to the applicable Vesting Date due to the Participant’s Involuntary Separation from Service described in Section 4.2(b)(iii), the vested portion of the Participant’s Award Account shall be payable in a single lump sum on the first business day of the first calendar quarter beginning on or after the date that is six (6) months after the Participant’s Separation from Service (or, if earlier, within ninety (90) days after the Participant’s death).

(b) Pre-Effective Date Awards. Notwithstanding the foregoing, the time and form of payment of the vested portion of a Participant’s Award Account attributable to Discretionary Awards credited under the Flex Plan prior to the Effective Date shall be determined based on the terms of the Flex Plan and the Participant’s time and form of payment elections made thereunder that are in effect immediately prior to the Effective Date, unless and until such time as a Participant may change the time or form of payment elections solely in accordance with the terms and conditions of this Plan.

ARTICLE V

CREDITING OF GAINS, LOSSES AND EARNINGS TO ACCOUNTS

Each Participant’s Account will be credited with gains, losses and earnings based on hypothetical investment directions made by the Participant in accordance with hypothetical investment crediting options and procedures established from time to time by the Committee or the Plan Administrator in its discretion. The Committee and the Plan Administrator specifically retain the right to change the hypothetical investment crediting options and procedures from time to time. By electing to defer any amount under the Plan, each Participant acknowledges and agrees that the Company is not and shall not be required to make any investment in connection with the Plan, nor is it required to follow the Participant’s hypothetical investment directions in any actual investment it may make or acquire in connection with the Plan. Any amounts credited to a Participant’s Account with respect to which a Participant does not provide hypothetical investment direction shall be credited with gains, losses and earnings as if such amounts were invested in a hypothetical investment option or based upon such interest rate as may be selected by the Committee or the Plan Administrator in its discretion. Notwithstanding the foregoing, following a Change in Control, the hypothetical investment options available under the Plan shall not be changed in a manner that is reasonably likely to be adverse to Participants.

ARTICLE VI

PAYMENTS

6.1 Payment of Participant Accounts. Except as otherwise provided in this Article VI:

(a) Deferral Account. In the event of a Participant’s Installment-Eligible Termination or the occurrence, prior to the Participant’s Separation from Service, of an applicable in-service payment date elected by the Participant pursuant to Section 3.4(a)(ii), the Participant’s Deferral Account shall be paid, or commence to be paid, in accordance with the applicable time and form of payment specified in the Participant’s applicable Deferral Election pursuant to Section 3.4; and

(b) Award Account. A Participant’s Award Account, to the extent vested, shall be paid as provided pursuant to Section 4.3.

6.2 Deferral Account: Separation from Service Before Installment-Eligible Termination. Notwithstanding any other provision of this Plan, in the event of the Participant’s Separation from Service for any reason prior to the Participant’s Installment-Eligible Termination, death or Disability or prior the occurrence of a an applicable in-service payment date elected by the Participant pursuant to Section 3.4(a)(ii), the balance of the Participant’s Deferral Account as to which payment has not previously commenced shall be paid to the Participant in a single lump sum payment on the first business day of the first calendar quarter beginning on or after the date that is six (6) months after the Participant’s Separation from Service, regardless of any time and form of payment election made by the Participant pursuant to Section 3.4.

6.3 Deferral Account and Award Account: Death of Participant. Notwithstanding any other provision of this Plan, in the event of the Participant’s death, the vested portion of the Participant’s Account shall be paid to the Participant’s Beneficiary or Beneficiaries in a single lump sum within 90 days after the Participant’s death.

6.4 Deferral Account and Award Account: Disability of Participant. Notwithstanding any other provision of this Plan, in the event of the Participant’s Disability, the vested portion of the Participant’s Account shall be paid to the Participant in a single lump sum within 90 days after the Participant’s Disability.

6.5 Deferral Account and Award Account: Unforeseeable Emergency. The Plan Administrator may, in its sole discretion, provide for payment of the vested portion of a Participant’s Account that is reasonably necessary to satisfy a need due to an Unforeseeable Emergency pursuant to Treasury Regulation

Section 1.409A-3(i)(3)(iii). Any distributions because of an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any federal, state, local, or foreign income taxes or penalties reasonably anticipated to result from the distribution), determined by taking into account the additional compensation upon cancellation of the Participant’s Deferral Election pursuant to Section 3.5(b).

6.6 Re-Deferral Elections. A Participant may elect, on a form provided by the Plan Administrator in accordance with this Section 6.6, which may be electronic, to change the time and/or form of payment with respect to one or more of his or her Deferral Elections or Discretionary Awards to a later time in accordance with this Section 6.6 (a “Re-Deferral Election”). Each such Re-Deferral Election must be filed with the Plan Administrator at least twelve (12) months prior to the date that the payment otherwise would have been made (or commenced) under the Plan. On each such Re-Deferral Election, the Participant must delay the payment date for a period of at least five (5) years after the date that payment otherwise would have been made (or commenced) under the Plan, except with respect to payment in the event of the Participant’s death, Disability or Unforeseeable Emergency.

6.7 Limited Cash-Outs. The Committee or the Plan Administrator may, in its discretion, require a lump sum payment of a Participant’s Account at any time if the amount deferred under the Plan does not exceed the applicable dollar amount under Section 402(g)(1)(B) of the Code, provided that such lump sum payment results in the termination and liquidation of the entirety of the Participant’s interest under the Plan, including all agreements, methods, programs or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Section 409A.

6.8 Discretionary Acceleration of Payments. The Committee or the Plan Administrator may, in its discretion, accelerate the time or schedule of a payment under the Plan to a time or form otherwise permitted under Section 409A in accordance with the requirements, restrictions and limitations of Treasury Regulation Section 1.409A-3(j).

6.9 Discretionary Delay of Payments. The Committee or the Plan Administrator may, in its discretion, delay the time or form of a payment under the Plan to a time or form otherwise permitted under Section 409A in accordance with the requirements, restrictions and limitations of Treasury Regulation Section 1.409A-2(b)(7).

6.10 Actual Date of Payment. To the extent permitted by Section 409A, the Committee or the Plan Administrator, in its discretion, may cause any payment under this Plan to be made or commence on any later date that occurs in the same calendar year as the date on which payment otherwise would be required to be made under this Plan, or, if later, by the fifteenth (15th) day of the third month after the date on which payment would otherwise be required to be made under this Plan; provided that the Participant (or Beneficiary or estate) shall not have the right to designate the calendar year of payment. Further, to the extent permitted by Section 409A, the Committee or the Plan Administrator may delay payment in the event that it is not administratively possible to make payment on the date (or within the periods) specified in this Article VI, or if making the payment would jeopardize the ability of the Company (or any entity which would be considered to be a single employer with the Company under Section 414(b) or Section 414(c) of the Code) to continue as a going concern. Notwithstanding the foregoing, payment must be made no later than the latest possible date permitted under Section 409A.

6.11 Discharge of Obligations. The payment to a Participant (or to his or her Beneficiary or estate) of an Account in a single lump sum or the number of installments as provided pursuant to this Plan shall discharge all obligations of the Company and its Affiliates to such Participant (and Beneficiary or estate) under the Plan with respect to that Participant’s Account.

6.12 Calculation of Installment Payments. In the event that any portion of a Participant’s Account is paid in installments: (i) the first installment shall commence at the time specified pursuant to Section 3.4(b) and/or Section 4.3, as applicable; (ii) each subsequent installment shall be paid on or as soon as practicable after the applicable anniversary of the payment commencement date; (iii) the amount of each installment shall equal the quotient obtained by dividing the applicable portion of the Participant’s vested Account balance as of the date of such installment payment (or as of such earlier date as may be reasonably determined by the Plan Administrator to facilitate the administration of the Plan) by the number of installment payments remaining to be paid at the time of the calculation; and (iv) the amount remaining unpaid shall continue to be credited with gains, losses and earnings as provided in Article V hereof. For purposes of Section 409A, each series of installment payments under the Plan shall be treated as a right to a single payment.

ARTICLE VII

BENEFICIARY DESIGNATION

7.1 Beneficiary Designation.

(a) “Beneficiary” or “Beneficiaries” shall mean the person or persons, including an entity, trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant’s death. A Beneficiary Designation shall be effective only when the Beneficiary Designation is filed with the Committee while the Participant is alive, and a subsequent Beneficiary Designation filed with the Committee while the Participant is alive will cancel all of the Participant’s Beneficiary Designations previously filed with the Committee. Once received and acknowledged by the Committee, a Beneficiary Designation shall be effective as of the date the designation was executed, but without prejudice to the Committee on account of any payment made before the change is received and acknowledged by the Committee.

(b) If there is no valid Beneficiary Designation in effect, or if there is no surviving designated Beneficiary, then the Participant’s surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the Beneficiary shall be the duly appointed and currently acting personal representative of the Participant’s estate, or such Beneficiary as shall be determined by the Plan Administrator using equitable procedures adopted by the Plan Administrator.

(c) In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead be paid (i) to that person’s living parent(s) to act as custodian, (ii) if that person’s parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (iii) if no parent of that person is then living, to a custodian selected by the Plan Administrator to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Plan Administrator decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment may be deposited with the court having jurisdiction over the estate of the minor.

7.2 Effect of Payment. The payment to the Beneficiary or deemed Beneficiary, in accordance with the provisions of this Plan, shall completely discharge all obligations under this Plan of the Company, the Employer, the Committee and the Plan Administrator.

ARTICLE VIII

ADMINISTRATION AND CLAIMS PROCEDURES

8.1 General. The Committee shall administer the Plan and may select one or more persons to serve as the Plan Administrator. The Plan Administrator shall have authority to perform any act that the Committee is entitled to perform under this Plan, except to the extent that the Committee specifies limitations on the Plan

Administrator’s authority. Any person selected to serve as the Plan Administrator may, but need not, be a Committee member or an officer or employee of the Company. However, if a person serving as Plan Administrator or a member of the Committee is a Participant, such person may not decide or vote on a matter affecting his interest as a Participant. The Committee or Plan Administrator shall administer the Plan in accordance with its terms, and shall have all powers necessary to accomplish such purpose, including the power and authority to reasonably construe and interpret the Plan, to reasonably define the terms used herein, to reasonably prescribe, amend and rescind rules and regulations, agreements, forms, and notices relating to the administration of the Plan, and to make all other determinations reasonably necessary or advisable for the administration of the Plan. The Committee or Plan Administrator may appoint additional agents and delegate thereto powers and duties under the Plan. The actions taken and the decisions made by the Committee and the Plan Administrator hereunder, as applicable, shall be final, conclusive, and binding on all persons, including the Company, its Affiliates, Eligible Employees, Participants, and their estates and Beneficiaries.

8.2 Claims Procedure. Any person who believes he is entitled to receive a benefit under the Plan shall make application in writing in the form and in the manner prescribed by the Plan Administrator. If any claim for benefits filed by any person under the Plan (the “claimant”) is denied in whole or in part, the Plan Administrator shall issue a written notice of such adverse benefit determination to the claimant. The notice shall be issued to the claimant within a reasonable period of time but in no event later than 90 days from the date the claim for benefits was filed or, if special circumstances require an extension, within 180 days of such date. The notice issued by the Plan Administrator shall be written in a manner calculated to be understood by the claimant and shall include the following: (a) the specific reason or reasons for any adverse benefit determination, (b) the specific Plan provisions on which any adverse benefit determination is based, (c) a description of any further material or information which is necessary for the claimant to perfect his or her claim and an explanation of why the material or information is needed, and (d) a statement of the claimant’s right to seek review of the denial pursuant to Section 8.4 below, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review.

8.3 Disability Claims Procedure. Notwithstanding Section 8.2 above, the following will apply with regard to claims for a benefit which require a determination of Disability (a “Disability Claim”), other than those Disability Claims determined under the Plan solely by reference to whether the claimant is entitled to disability-based benefits under the Social Security Act or under a long-term disability plan of the Company. The Plan Administrator will notify the claimant of the Plan Administrator’s determination within a reasonable period of time, but in any event within 45 days after receipt of the Disability Claim by the Plan Administrator. The Plan Administrator may extend the period for making the benefit determination by 30 days if it determines that such an extension is necessary due to matters beyond the control of the Plan and if it notifies the claimant, prior to the expiration of the initial 45 day period, of circumstances requiring the extension of time and the date by which the Plan Administrator expects to render a decision. The Plan Administrator may further extend the period for making the benefit determination by 30 days if it determines that such an extension is necessary due to matters beyond the control of the Plan and if it notifies the claimant, prior to the expiration of the first 30 day extension period, of the circumstances requiring the extension of time and the date by which the Plan Administrator expects to render a decision. Any notice of extension under this Section 8.3 shall include the standards on which entitlement to a disability-based benefit is based, the unresolved issues that prevent a decision on the Disability Claim, and the additional information needed to resolve those issues for which the claimant will be afforded at least 45 days within which to provide the specified information. Any adverse benefit determination related to a Disability Claim shall be written in a manner calculated to be understood by the claimant and shall include the following: (a) the specific reason or reasons for any adverse benefit determination, (b) the specific Plan provisions on which any adverse benefit determination is based, (c) a description of any further material or information which is necessary for the claimant to perfect his or her claim and an explanation of why the material or information is needed, (d) a statement of the claimant’s right to seek review of the denial pursuant to Section 8.5 below, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA, (e) a discussion of the adverse benefit determination, including an explanation of the basis for disagreeing with or not the following: (i) the views presented by the claimant to the Plan of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (ii) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and (iii) a disability determination regarding the claimant presented by the claimant to the Plan made by the Social Security Administration, (f) if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request, (g) either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse benefit determination or a statement that such rules, guidelines, protocols, standards or other similar criteria do not exist, and (h) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s Disability Claim.

8.4 Review of Claim Denial. If a claim is denied, in whole or in part, the claimant shall have the right to (a) request that the Plan Administrator review the denial, (b) review pertinent documents, and (c) submit issues and comments in writing, provided that the claimant files a written request for review with the Plan Administrator within 60 days after the date on which the claimant received written notice from the Plan Administrator of the denial. Within 60 days after the Plan Administrator receives a properly filed request for review, the Plan Administrator shall conduct such review and advise the claimant in writing of its decision on review, unless special circumstances require an extension of time for conducting the review. If an extension of time for conducting the review is required, the Plan Administrator shall provide the claimant with written notice of the extension before the expiration of the initial 60-day period, specifying the circumstances requiring an extension and the date by which such review shall be completed (which date shall not be later than 120 days after the date on which the Plan Administrator received the request for review). The Plan Administrator will provide a review that takes into account all comments, documents, records and other information submitted by the claimant without regard to whether such information was submitted or considered in the initial benefit determination. The Plan Administrator shall inform the claimant of its decision on review in a written notice which shall include the following: (a) the specific reason or reasons for any adverse benefit determination, (b) the specific Plan provisions on which any adverse benefit determination is based, (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits, and (d) a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA.

8.5 Review of Disability Claim Denial. Notwithstanding Section 8.4 above, the following will apply with regard to appeals of Disability Claims, other than those Disability Claims determined under the Plan solely by reference to whether the claimant is entitled to disability-based benefits under the Social Security Act or under a long-term disability plan of the Company. An appeal of a Disability Claim must be brought within 180 days after receipt of the notice of adverse benefit determination. Within 60 days after the Plan Administrator receives a properly filed request for review, the Plan Administrator shall conduct such review and advise the claimant in writing of its decision on review, unless special circumstances require an extension of time for conducting the review. If an extension of time for conducting the review is required, the Plan Administrator shall provide the claimant with written notice of the extension before the expiration of the initial 60-day period, specifying the circumstances requiring an extension and the date by which such review shall be completed (which date shall not be later than 120 days after the date on which the Plan Administrator received the request for review). In such a review, the Plan Administrator (a) will not afford deference to the initial determination made by the Plan Administrator; (b) will designate an individual to conduct the review process who is neither the individual who made the adverse benefit determination that is the subject of the appeal nor the subordinate of such individual; (c) in the case of an appeal of any adverse benefit determination that is based in whole or in part on a medical judgment, will consult with a health care professional who has appropriate training and expertise in the field of medicine involved in the medical judgment, and who was neither consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual; (d) will identify any medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard as to whether the advice was relied upon in making the benefit determination; and (e) will provide the claimant, free of charge, with (i) any new or additional evidence considered, relied upon, or generated by the Plan in connection with the Disability Claim and (ii) the rationale for the determination on review. Such evidence and rationale shall be provided as soon as possible and sufficiently in advance of the date on which the written notice of the adverse benefit determination is required to be provided to give the claimant a reasonable opportunity to respond prior to that date. Any adverse benefit determination related to a Disability Claim shall be written in a manner calculated to be understood by the claimant and shall include the following: (a) the specific reason or reasons for any adverse benefit determination, (b) the specific Plan provisions on which any adverse benefit determination is based, (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits, (d) a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA, (e) a discussion of the adverse benefit determination, including an explanation of the basis for disagreeing with or not the following: (i) the views presented by the claimant to the Plan of health care professionals treating the claimant and vocational professionals who evaluated the claimant, (ii) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with a claimant’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination, and (iii) a disability determination regarding the claimant presented by the claimant to the Plan made by the Social Security Administration, (f) if the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant’s medical circumstances, or a statement that such explanation will be provided free of charge upon request, and (g) either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse benefit determination or a statement that such rules, guidelines, protocols, standards or other similar criteria do not exist.

8.6 Exhaustion of Claims Procedures. After exhaustion of the claims procedure as provided herein, nothing shall prevent the Claimant from pursuing any other legal or equitable remedy otherwise available, including the right to bring a civil action under Section 502(a) of ERISA, if applicable.

8.7 Elective Arbitration. If a Claimant’s claim is denied pursuant to Sections 8.2 and 8.4, or Sections 8.3 and 8.5, as applicable, (an “Arbitrable Dispute”), the Claimant may, in lieu of the Claimant’s right to bring a civil action under Section 502(a) of ERISA, and as the Claimant’s only further recourse, submit the claim to final and binding arbitration in the city of Austin, State of Texas, before an experienced employment arbitrator selected in accordance with the Employment Dispute Resolution Rules of the American Arbitration Association. Except as otherwise provided in this Section 8.7 or Section 8.9, each party shall pay the fees of their respective attorneys, the expenses of their witnesses and any other expenses connected with the arbitration, but all other costs of the arbitration, including the fees of the arbitrator, costs of any record or transcript of the arbitration, administrative fees and other fees and costs shall be paid in equal shares by each party (or, if applicable, each group of parties) to the arbitration. In any Arbitrable Dispute in which the Claimant prevails, the Employer shall reimburse the Claimant’s reasonable attorneys fees and related expenses. Related expenses shall include, but not be limited to, witness expenses, fees of the arbitrator, costs of any record or transcript of the arbitration, administrative fees and other fees and expenses connected with the arbitration. Arbitration in this manner shall be the exclusive remedy for any Arbitrable Dispute for which an arbitration is elected. The arbitrator’s decision or award shall be fully enforceable and subject to an entry of judgment by a court of competent jurisdiction. Should any party attempt to resolve an Arbitrable Dispute for which an arbitration is elected by any method other than arbitration pursuant to this Section 8.7, the responding party shall be entitled to recover from the initiating party all damages, expenses and attorneys fees incurred as a result.

8.8 Legal Action. Prior to a Change in Control, except to enforce an arbitrator’s award, no actions may be brought by a Claimant in any court with respect to an Arbitrable Dispute that is arbitrated.

8.9 Following a Change in Control. Upon the occurrence of a Change in Control, an independent party selected jointly by the Participants in the Plan prior to the Change in Control and the Committee shall assume all duties and responsibilities of the Committee under this Section 8.9 and actions may be brought by a Claimant in any appropriate court with respect to an Arbitrable Dispute that is arbitrated. After a Change in Control, if any person or entity has failed to comply (or is threatening not to comply) with any of its obligations under the Plan, or takes or threatens to take any action to deny, diminish or to recover from any Participant the benefits intended to be provided thereunder, the Company shall reimburse the Participant for reasonable attorneys fees and related costs incurred in the pursuance or defense of the Participant’s rights. If the Participant does not prevail, attorneys fees shall also be payable under the preceding sentence to the extent the Participant had reasonable justification for pursuing its claim, but only to the extent that the scope of such representation was reasonable.

ARTICLE IX

AMENDMENT AND TERMINATION

9.1 Amendment. The Company reserves the right to amend, terminate or freeze the Plan, in whole or in part. In no event shall any such action by the Company materially and adversely affect the vested amount credited to any Participant’s Account, or result in any change in the timing or manner of payment of the amount of any Account (except as otherwise permitted under the Plan, including under Sections 6.8, 6.9, 6.10 and 9.3), without the consent of the Participant, unless the Company determines in good faith that such action is necessary to ensure compliance with Section 409A. To the extent permitted by Section 409A, the Committee or the Plan Administrator may, in its discretion, modify the rules applicable to Deferral Elections to the extent necessary to satisfy the requirements of the Uniformed Service Employment and Reemployment Rights Act of 1994, as amended, 38 U.S.C. 4301-4334.

9.2 Payments Upon Termination of Plan. Except as otherwise provided pursuant to Sections 6.8, 6.9, 6.10 and 9.3, in the event that the Plan is terminated, the amounts allocated to a Participant’s Account shall be paid to the Participant or the Participant’s Beneficiary, as applicable, on the dates on which the Participant or his or her Beneficiary would otherwise receive payments hereunder without regard to the termination of the Plan.

9.3 Amendment and Termination in Connection with a Change in Control. Notwithstanding the foregoing, following a Change in Control, the Plan will not be subject to amendment, alteration, suspension, or discontinuation without the prior written consent of each Participant who would be reasonably expected to be materially adversely affected by such action; provided, however, that the Company, in its discretion, may terminate and liquidate the Plan without such prior consent within thirty (30) days preceding or twelve (12) months following a Change in Control to the extent provided pursuant to Section 6.8 of the Plan and Treasury Regulation Section 1.409A-3(j)(4)(ix)(B); and provided further that the Company may accelerate distributions under this Plan only to the extent (if any) that doing so will not result in the imposition of additional tax or interest under Section 409A. Following a Change in Control, the Company will use commercially reasonable efforts to amend the Plan without detriment to a Participant whenever necessary to avoid the imposition of additional tax and interest under Section 409A.

ARTICLE X

TRANSITION PROVISIONS

10.1 Transfer of Accounts from Flex Plan. Effective as of the Effective Date, the accounts under the Flex Plan of each Participant who was a participant in the Flex Plan immediately prior to the Effective Date and who becomes an employee of the Company or an Affiliate as of the Effective Date shall be transferred from the Flex Plan to this Plan and credited to corresponding Accounts for such Participant under this Plan. Such transferred Accounts shall include all Deferral Account and Award Account balances, whether vested or unvested, attributable to such Participant under the Flex Plan as of the Effective Date. Further, any deferred amounts that are subject to deferral elections made under the Flex Plan by any such Participant with respect to any Plan Year that ends after the Effective Date shall be credited to such Participant’s Accounts under this Plan at any such later time that such deferred amounts otherwise would have been credited to such Participant’s accounts under the Flex Plan in accordance with such deferral elections.

10.2 Preservation of Vesting Schedules. With respect to any unvested Discretionary Awards transferred to this Plan from the Flex Plan pursuant to Section 10.1, the vesting schedule applicable to such awards under the Flex Plan immediately prior to the Effective Date shall continue to apply under this Plan. For purposes of determining the Vesting Date of any such transferred Discretionary Award, such Vesting Date shall be the same date that would have applied pursuant to the applicable award agreement under the Flex Plan had the transfer not occurred.

10.3 Preservation of Deferral and Distribution Elections. Any Deferral Election or time and form of payment election made by a Participant under the Flex Plan with respect to amounts transferred to this Plan pursuant to Section 10.1 shall continue to apply under this Plan for the Plan Year in which the Effective Date occurs, and the time and form of payment of such transferred amounts shall be determined in accordance with such elections as if such elections had been made under this Plan. Any in-service distribution date or Installment-Eligible Termination election made under the Flex Plan shall be honored under this Plan.

10.4 Service Credit. For purposes of determining a Participant’s eligibility, vesting, and entitlement to benefits under this Plan (including for purposes of the continued vesting provisions of Section 4.2(b)(i)), service with Flex, Flextronics International USA, Inc., or any of their respective affiliates prior to the Effective Date shall be credited as service with the Company or its Affiliates under this Plan.

10.5 Compliance with Section 409A. The transfer of Accounts from the Flex Plan to this Plan pursuant to this Article X is intended to comply with the requirements of Section 409A, and in no event shall such transfer be considered to cause an acceleration or other change in the time or form of payment of a Participant’s Accounts, except as may be permitted by this Plan and Section 409A. This Article X shall be interpreted and administered in a manner consistent with such intent.

ARTICLE XI

MISCELLANEOUS

11.1 Non-Assignment of Deferred Compensation. Other than by will, the laws of descent and distribution, or by appointing a Beneficiary, no right, title or interest of any kind in the Plan shall be transferable or assignable by a Participant (or the Participant’s Beneficiary) or be subject to alienation, anticipation, encumbrance, garnishment, attachment, levy, execution or other legal or equitable process, nor subject to the debts, contracts, liabilities or engagements, or torts of any Participant or the Participant’s Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or take any other action subject to legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

11.2 Compliance with Section 409A. It is intended that the Plan comply with the provisions of Section 409A, so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would otherwise actually be paid or made available to Participants (or their Beneficiaries or estates). Without limiting the foregoing, in no event shall payment be made under the Plan within six (6) months after the Separation from Service of a “specified employee” (within the meaning of Section 409A), except as permitted by Section 409A. This Plan shall be construed, administered, and governed in a manner that effects such intent, and the Committee and the Plan Administrator shall not take any action that would be inconsistent with such intent. Although the Committee and the Plan Administrator shall use their best efforts to avoid the imposition of taxation, interest and penalties under Section 409A, the tax treatment of deferrals under this Plan is not warranted or guaranteed. Neither the Company and its Affiliates, the Committee, nor the Plan Administrator (nor their delegate(s)) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant, Beneficiary or other taxpayer as a result of the Plan. Any reference in this Plan to Section 409A will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to Section 409A by the U.S. Department of Treasury or the Internal Revenue Service. For purposes of the Plan, the phrase “permitted by Section 409A,” or words or phrases of similar import, shall mean that the event or circumstance shall only be permitted to the extent it would not cause an amount deferred or payable under the Plan to be includible in the gross income of a Participant or Beneficiary under Section 409A(a)(1) of the Code.

11.3 Participation by Employees of Affiliates. Any Affiliate that is incorporated or organized in the United States may, by action of its board of directors or equivalent governing body and with the consent of the Committee or the Plan Administrator, adopt the Plan; provided that the Committee or the Plan Administrator may waive the requirement that such board of directors or equivalent governing body effect such adoption. By its adoption of or participation in the Plan, each such adopting Affiliate shall be deemed to appoint the Company its exclusive agent to exercise on its behalf all of the power and authority conferred by the Plan upon the Company and accept the delegation to the Committee and the Plan Administrator of all the power and authority conferred upon them by the Plan. The authority of the Company to act as such agent shall continue until the Plan is terminated as to the participating Affiliate.

11.4 Interest of Participant.

(a) The obligation of the Company and any participating Affiliate under the Plan to make payment of amounts reflected in an Account merely constitutes the unsecured promise of the Company (or, if applicable, the participating Affiliate) to make payments from its general assets, and no Participant or Beneficiary shall have any interest in, or a lien or prior claim upon, any property of Company or any Affiliate. It is the intention of the Company and each participating Affiliate that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA. Further, nothing in the Plan shall be construed as guaranteeing continued employment to any Eligible Employee.

(b) Notwithstanding the foregoing, the Company may establish a trust, substantially consistent with the provisions of Revenue Procedure 92-64, to hold funds to be used in payment of the obligations of the Company and participating Affiliates under the Plan (“Trust”), and the Company may fund such trust; provided, however, that (i) any assets held by such trust shall remain liable for the claims of the general creditors of the Company in the event of bankruptcy or insolvency, and (ii) no assets shall be transferred to any such trust at a time or in a manner that would cause an amount to be included in the income of a Participant pursuant to Section 409A(b) of the Code.

11.5 Claims of Other Persons. The provisions of the Plan shall in no event be construed as giving any other person any legal or equitable right as against the Company or any Affiliate or the officers, employees or directors of the Company or any Affiliate, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

11.6 Severability. The invalidity and unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted.

11.7 Governing Law. Except to the extent preempted by federal law, the provisions of the Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

11.8 Successors. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume this Plan. This Plan shall be binding upon and inure to the benefit of the Company and any successor of or to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the “Company” for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

11.9 Withholding of Taxes. The Employer may withhold or cause to be withheld from any amounts payable under the Plan, or to the extent permitted pursuant to Section 409A and Section 6.8 of the Plan, from any amounts deferred under the Plan, all federal, state, local and other taxes as shall be legally required to be withheld. Further, the Employer shall have the right to (a) require a Participant to pay or provide for payment of the amount of any taxes that the Employer may be required to withhold with respect to amounts credited to a Participant’s Account under the Plan, or (b) deduct from any amount otherwise payable in cash to the Participant the amount of any taxes that the Employer may be required to withhold with respect to amounts credited to a Participant’s Account under the Plan.

11.10 Electronic or Other Media. Notwithstanding any other provision of the Plan to the contrary, including any provision that requires the use of a written instrument, the Plan Administrator may establish procedures for the use of electronic or other media in communications and transactions between the Plan or the Plan Administrator and Participants and Beneficiaries. Electronic or other media may include e-mail, the Internet, intranet systems and automated telephonic response systems.

11.11 Headings; Interpretation. Headings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof. Unless the context clearly requires otherwise, the masculine pronoun wherever used herein shall be construed to include the feminine pronoun. The use of words “including” or “include” in this Plan shall be by way of example rather than by limitation.

11.12 Waiver, Receipt and Release.

(a) As between the Participant and the Employer, a Participant and the Participant’s Beneficiary shall assume all risk (other than for the gross negligence of the Employer or the Committee or Plan Administrator, or breach by the Employer of the terms of this Plan) in connection with the Plan, Trust design, implementation or administration, decisions made by the Participant and the resulting value of the Participant’s Account, the selection and actions of the trustee of the Trust (“Trustee”) or any other third party providing services to the Employer or the Trust in connection with the Plan or Trust (including their administrative and investment expenses), including any income taxes of the Participant or Participant’s Beneficiary relating to or arising out of his or her participation in the Plan, and neither the Employer, the Committee, nor the Plan Administrator shall be liable or responsible therefor. Notwithstanding the foregoing sentence, the Employer shall indemnify a Participant for any additional tax and interest imposed pursuant to Section 409A as a result of any action of the Employer in administering or operating the Plan; provided, however, that the foregoing indemnity shall not apply to additional tax and interest that could have been avoided by any action or inaction of the Participant reasonably requested by the Employer that would have had the effect of reducing such additional tax or interest. In addition, the Employer shall indemnify each Participant for reasonable defense costs, including reasonable attorneys’ fees and other professional fees, incurred by that Participant as a result of any audit by a taxing authority and subsequent appeals and litigation with respect to any matter for which the Participant is indemnified pursuant to this Section 11.12(a). An amount for which a Participant is indemnified under the preceding two sentences (“Indemnified Amount”) shall be computed on an after-tax basis, so that after the payment by the Participant of any and all taxes (including any interest on such taxes, additions to tax, and penalties) and amounts payable pursuant to Section 409A(a)(l)(B) of the Code with respect to matters for which Participant is indemnified, including any Indemnified Amount, the Participant will retain an amount equal to the amount that the Participant would have had if the Participant had not been subject to Section 409A(a)(l)(B) of the Code with respect to matters for which the Participant is indemnified hereunder. Any Indemnified Amount with respect to taxes, additions to tax or interest shall be paid no later than the end of the Participant’s taxable year following the taxable year of the Participant in which the Participant remits the related taxes; and any Indemnified Amount with respect to fees, expenses or costs of conducting a tax controversy shall be paid no later than the end of the Participant’s taxable year following the taxable year of the Participant in which the taxes that are the subject of the audit or litigation are remitted to the applicable taxing authority, or, where as a result of such audit or litigation no taxes are remitted, no later than the end of the Participant’s taxable year following the taxable year of the Participant in which the audit is completed or there is a final and nonappealable settlement or other resolution of the audit or litigation.

(b) As a condition of being a Participant in the Plan, each Participant releases the Company and its Affiliates, the Committee, the Plan Administrator, officers of the Employer or its Affiliates (the “Officers”) and the Board from any claims and liabilities regarding the matters to which the Participant has assumed the risk as set forth in this Section 11.12. Payments (in any form) to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims for compensation deferred and relating to the Account to which the payments relate against the Employer or any Affiliate or the Committee or Plan Administrator, and the Committee or Plan Administrator may require such Participant or Beneficiary, as a condition to such payments, to execute a waiver, receipt and release to such effect.

(c) As a condition of being a Participant in the Plan, each Participant releases the Trustee and each of its Affiliates (each, a “Released Party”) against any and all loss, claims, liability and expenses imposed on or incurred by any Released Party as a result of any acts taken or any failure to act by the Trustee, where such act or failure to act is in accordance with the directions from the Committee or Plan Administrator or any designee of the Committee or Plan Administrator.

(d) Subject to the Employer’s indemnification of Participants described in Section 11.12(a), each Participant or Beneficiary must pay any taxes, penalties and interest such Participant or Beneficiary may incur in connection with his or her participation in this Plan, and, as a condition of Plan participation, each Participant or Beneficiary indemnifies the Employer and its Affiliates, the Committee, the Plan Administrator, Officers, the Board and the Employer’s agents for such taxes, penalties and interest the Participant or Beneficiary incurs and fails to pay and for which the Company is made liable by the appropriate tax authority.

11.13 Executive Incentive Compensation Recoupment Policy. Notwithstanding any other provision of the Plan to the contrary, any portion of a Participant’s Account that is attributable to “Incentive-Based Compensation” (within the meaning of Rule 10D-1 under the Securities Exchange Act of 1934, as amended) shall be subject to forfeiture or recoupment to the extent provided pursuant to any executive incentive compensation recoupment or “clawback” policy adopted by the Company, as the same may be amended from time to time (the “Incentive Compensation Recoupment Policy”), and the Board or the Committee, acting pursuant to the Incentive Compensation Recoupment Policy, may cause the forfeiture or recoupment of any such amount, to the fullest extent permitted by applicable law (including Section 409A of the Code), whether any such amount otherwise would be considered vested or unvested under this Plan.

11.14 Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Plan Administrator, the Company and its Affiliates, in any case in accordance with the terms and conditions of the Plan.

[END OF DOCUMENT]

Annex O

No. «GrantID»

AXIOM SOLUTIONS INTERNATIONAL, INC.

2027 EQUITY INCENTIVE PLAN

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

This Restricted Stock Unit Award Agreement for Non-Employee Directors (the “Agreement”) is made and entered into as of [•], (the “Grant Date”) by and between Axiom Solutions International, Inc., a Texas corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Axiom Solutions International, Inc. 2027 Equity Incentive Plan, as amended from time to time (the “Plan”). The Participant understands and agrees that this Restricted Stock Unit Award (the “RSU Award”) is granted subject to and in accordance with the express terms and conditions of the Plan and this Agreement including any country-specific terms set forth in Exhibit A to this Agreement. The Participant further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of this Agreement. The Participant acknowledges receipt of a copy of the Plan and the official prospectus for the Plan, which are also available at the offices of the Company.

Participant:	«Name», «First»

Restricted Stock Unit Award:	«Shares»

Grant Date:	«Grant Date»

Vesting Criteria:	Provided the Participant continues to provide services to the Company as a director, the shares underlying this RSU Award shall be issued as follows:

	Vesting Date	% of RSUs Vesting
	The day immediately prior to the Company’s ____ annual general meeting of stockholders	100% of the number of units granted

1. Grant of RSU Award.

1.1 Grant of RSU Award. Subject to the terms and conditions of the Plan and this Agreement, including any country-specific terms set forth in Exhibit A to this Agreement, the Company hereby grants to the Participant an RSU Award for the number of shares of Common Stock set forth above under “RSU Award” (the “Shares”).

(a) Vesting Criteria. The RSU Award shall vest, and the Shares shall be issuable to the Participant, according to the Vesting Criteria set forth above. If application of the Vesting Criteria causes vesting of a fractional Share, such Share shall be rounded down to the nearest whole Share. Shares that vest and are issuable pursuant to the Vesting Criteria are “Vested Shares.” The period from the Grant Date to the Vesting Date set forth under “Vesting Criteria” above is the “Vesting Period.”

(b) Termination of Rights and Obligations. Subject to the provisions of Section 1.1(c), 1.1(d) and 1.1(e) below, the RSU Award, all of the Company’s obligations and the Participant’s rights under this Agreement, shall terminate on the earlier of the Participant’s Termination Date (as defined in the Plan) or the date when all the Shares that are subject to the RSU Award have been allotted and issued, or forfeited in the case of any portion of the RSU Award that fails to vest.

(c) Termination of Service due to Retirement. Notwithstanding anything in this Agreement to the contrary, if the Participant has a Termination of Service due to Retirement before the end of the Vesting Period, then (i) the RSU Award and all rights and obligations hereunder will not terminate and (ii) the RSU Award shall vest on a pro rata basis, calculated as follows: the total number of unvested RSUs, multiplied by a fraction equal to the number of whole months during which the Participant provided services during the Vesting Period, divided by the total number of months in the Vesting Period.

For purposes of this Agreement, “Retirement” shall mean the Participant’s voluntary Termination of Service after the Participant has completed at least two (2) years of continuous service as a Director.

(d) Termination of Service due to Death or Disability. Notwithstanding anything in this Agreement to the contrary, if the Participant has a Termination of Service due to death or Disability, then (i) the RSU Award and all rights and obligations hereunder will not terminate and (ii) the RSU Award shall immediately vest in full and become one hundred percent (100%) vested.

For purposes of this Agreement, “Disability” shall mean inability of the Participant to perform in all material respects his or her duties and responsibilities to the Company or any Parent, Subsidiary or Affiliate, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee.

(e) Spin-Off Transaction. Notwithstanding anything in this Agreement to the contrary, in the event of a Spin-Off Transaction (as defined below), if the Participant ceases to serve as a Director of the Company in order to serve as a director of the Spin-Off Entity (as defined below) or any of its subsidiaries in connection with such Spin-Off Transaction, then (i) the Participant’s cessation of service as a Director of the Company prior to and in connection with the Participant’s commencement of service as a Director of the Spin-Off Entity shall not constitute a Termination of Service for purposes of Section 1.1(b), (ii) this RSU Award shall not terminate solely as a result of such cessation of service, and (iii) this RSU Award shall be subject to adjustment, cancellation and conversion, or other treatment as determined by the Committee (or the Board) in its discretion.

For purposes of this Agreement, a “Spin-Off Transaction” means a distribution by the Company to its stockholders of the stock of a subsidiary or other entity (the “Spin-Off Entity”) in a transaction intended to qualify as a tax-free spin-off under Section 355 of the Code, including, without limitation, any such distribution that is preceded by an internal reorganization or transfer of assets or legal entities to the Spin-Off Entity.

(f) Allotment and Issuance of Vested Shares. The Company shall allot and issue the Vested Shares as soon as practicable after such Shares have vested pursuant to the Vesting Criteria. The Company shall have no obligation to allot and issue, and the Participant will have no right or title to, any Shares, and no Shares will be allotted and issued to the Participant, until satisfaction of the Vesting Criteria. For the sake of clarity, this includes Vested Shares in the event of a Participant’s Retirement as set forth in Section 1.1(c) above or death or Disability as set forth in Section 1.1(d) above, such that the Vested Shares in such events shall be allotted and issued coinciding with the date of the Company’s annual general meeting of stockholders following the Grant Date of the RSU Award.

(g) Nontransferability of RSU Award. None of the Participant’s rights under this Agreement or under the RSU Award may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Participants in the U.S. may transfer or assign the RSU Award to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions through a gift or a domestic relations order (and not in a transfer for value), or as otherwise allowed by the Plan. The terms of this Agreement shall be binding upon the executors, administrators, successors and assigns of the Participant.

(h) Privileges of Share Ownership. The Participant shall not have any of the rights of a stockholder until the Vested Shares are allotted and issued after the applicable vest date.

(i) Interpretation. Any dispute regarding the interpretation of the terms and provisions with respect to the RSU Award and this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and on the Participant.

1.2 Title to Shares. Title will be provided in the Participant’s individual name on the Company’s records unless the Participant otherwise notifies Stock Administration of an alternative designation in compliance with the terms of this Agreement and applicable laws.

2. Delivery.

2.1 Deliveries by Participant. The Participant hereby delivers to the Company this Agreement.

2.2 Deliveries by the Company. The Company will issue a duly executed share certificate or other documentation evidencing the Vested Shares in the name specified in Section 1.2 above upon vesting, provided the Participant has delivered and executed this Agreement prior to the applicable vesting date and has continued to serve as a Director of the Company or a Parent, Subsidiary, or Affiliate through each applicable vesting date.

3. Compliance with Laws and Regulations. The issuance and transfer of the Shares to the Participant shall be subject to and conditioned upon compliance by the Company and the Participant with all applicable requirements of any share exchange or automated quotation system on which the Shares may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the U.S. Securities and Exchange Commission, any state, local or foreign securities commission or any share exchange to effect such compliance.

4. Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Participant will have all of the rights of a stockholder of the Company with respect to the Vested Shares which have been allotted and issued to the Participant until such time as the Participant disposes of such Vested Shares.

5. Stop-Transfer Orders.

5.1 Stop-Transfer Instructions. The Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company administers transfers of its own securities, it may make appropriate notations to the same effect in its own records.

5.2 Refusal to Transfer. The Company will not be required (i) to register in its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares have been so transferred.

6. Taxes and Disposition of Shares.

6.1 Tax Obligations.

(a) Regardless of any action the Company takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items arising out of the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company, if any. The Participant further acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including but not limited to, the grant, vesting or issuance of Vested Shares underlying the

RSU Award, the subsequent sale of Vested Shares acquired upon vesting and the receipt of any dividends; and (b) does not commit and is under no obligation to structure the terms of the grant or any aspect of the RSU Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Furthermore, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to the relevant taxable or tax withholding event, as applicable, the Participant shall pay or make arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company, or its agents, at their discretion, to satisfy the Tax-Related Items by one or a combination of the following (1) withholding from the Participant’s cash compensation paid to the Participant by the Company; (2) withholding from the proceeds of the sale of Vested Shares either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization), including a “sell to cover” transaction; or (3) withholding in Shares to be issued at vesting of the RSU Award.

(c) To avoid any negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for the Tax- Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Vested Shares, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of the Participant’s participation in the Plan.

(d) The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described in this section. The Company may refuse to issue or deliver the Vested Shares or the proceeds from the sale of Shares, if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

6.2 Disposition of Shares. Participant hereby agrees that the Participant shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until the Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

7. Nature of Grant. In accepting the RSU Award, the Participant acknowledges and agrees that:

(a) the Plan is established voluntarily by the Company, is discretionary in nature and may be amended, suspended or terminated by the Company at any time;

(b) the grant of the RSU Award is voluntary and occasional and does not create any contractual or other right to receive future RSU Awards, or benefits in lieu of RSU Awards, even if RSU Awards have been granted repeatedly in the past;

(c) all decisions with respect to future RSU Awards, if any, will be at the sole discretion of the Company;

(d) the Participant’s participation in the Plan is voluntary;

(e) the future value of the Shares underlying the RSU Award is unknown and cannot be predicted with certainty;

(f) no claim or entitlement to compensation or damages shall arise from the forfeiture of the RSU Award resulting from a Termination of Service (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration of the RSU Award to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company, waives the Participant’s ability, if any, to bring any such claim, and releases the Company from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(g) for the Participants residing outside of the U.S.:

(A) the RSU Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(B) the RSU Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, dismissal, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to past services for the Company or any Parent, Subsidiary or Affiliate; and

(C) in the event of the Participant’s Termination of Service (whether or not in breach of local labor laws), except as otherwise provided in this RSU Award, the Participant’s right to vest in the RSU Award under the Plan, if any, will terminate effective as of the date of Termination of Service and the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of this RSU Award.

8. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the sale of the Shares acquired upon vesting of the RSU Award. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9. Data Privacy.

(a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other RSU Award materials by and among, as applicable, the Company and its Parent, Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that the Company may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSU Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

(c) The Participant understands that Data will be transferred to the Company stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections from the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the Company stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement and in the Plan, this Agreement will be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

11. Governing Law; Venue; Severability. Notwithstanding Section 14.15 of the Plan, this Agreement shall be governed by and construed in accordance with the internal laws of the state where you reside, where this Agreement is made or to be performed, excluding that body of laws pertaining to conflict of laws. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the RSU Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the state where you reside and agree that such litigation shall be conducted only in the applicable federal courts for the state where you reside, or if the issue cannot be adjudicated by federal courts, then the state courts for the state where you reside. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible, and the other provisions will remain fully effective and enforceable.

12. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Vice President of Finance of the Company at its corporate offices at [Address], or sent via email to the designated Company email address. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated in the Company’s records or to such other address as the Participant may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, upon transmission by email (with confirmation of receipt), three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), or one (1) business day after its deposit with any return receipt express courier (prepaid). Notices may also be delivered electronically in accordance with Section 15.

13. Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

14. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.

15. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

16. Exhibit A. Notwithstanding any provision in this Agreement to the contrary, the RSU Award shall be subject to any special terms and provisions as set forth in Exhibit A to this Agreement for the Participant’s country. Moreover, if the Participant relocates to one of the countries included in Exhibit A, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan. Exhibit A constitutes part of this Agreement.

17. Code Section 409A. With respect to U.S. taxpayers, it is intended that the terms of the RSU Award will comply with the provisions of Section 409A of the Code and the Treasury Regulations relating thereto so as not to subject the Participant to the payment of additional taxes and interest under Section 409A of the Code, and this Agreement will be interpreted, operated and administered in a manner that is consistent with this intent. In furtherance of this intent, the Committee may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, in each case, without the consent of the Participant, that the Committee determines are reasonable, necessary or appropriate to comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance. In that light, the Company makes no representation or covenant to ensure that the RSU Awards that are intended to be exempt from, or compliant with, Section 409A of the Code are not so exempt or compliant or for any action taken by the Committee with respect thereto.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the RSU Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

19. Entire Agreement. The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Grant Date.

AXIOM SOLUTIONS INTERNATIONAL, INC.	PARTICIPANT

By:	By:

Name:	Name:

Title:	Address:

AXIOM SOLUTIONS INTERNATIONAL, INC. 2027 EQUITY INCENTIVE PLAN

EXHIBIT A TO THE

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. DIRECTOR PARTICIPANTS

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the RSU Award granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Exhibit A have the meanings set forth in the Plan and/or the Agreement.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of [•]. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Exhibit A as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time that the RSU Award vests and Shares are issued to the Participant or the Participant sells Shares acquired upon vesting of the RSU Award under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result. Accordingly, the Participant is advised to seek appropriate professional advice (including for the avoidance of doubt legal and tax advice) as to how the relevant laws, regulations, guidance or any other similar rules in the Participant’s country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working or transfers employment after the Grant Date, the information contained herein may not be applicable to the Participant.

[To be inserted.]

Annex P

No. «GrantID»

AXIOM SOLUTIONS INTERNATIONAL, INC.

2027 EQUITY INCENTIVE PLAN

FORM OF PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

This Performance-Based Restricted Stock Unit Award Agreement (this “Agreement”) is entered into as of [<<Grant Date>>] (the “Grant Date”) by and between Axiom Solutions International, Inc., a Texas corporation (the “Company”), and [«First» «Last»] (the “Participant”), and sets forth the terms and conditions of an award of [«Total Target Shares»] performance-based restricted stock units (“PSUs”) (representing the aggregate Target Amount).

Capitalized terms not defined herein shall have the meaning ascribed to them in the Axiom Solutions International, Inc. 2027 Equity Incentive Plan, as amended from time to time (the “Plan”). The Performance-Based Restricted Stock Unit Award (the “PSU Award”) is granted subject to and in accordance with the express terms and conditions of the Plan and this Agreement, including the PSU Award terms set forth in Exhibit A (the “Individual Award Terms”) and any applicable country-specific terms set forth in Exhibit B. By accepting the PSU Award, the Participant agrees to be bound by the terms and conditions of the Plan, this Agreement, and the Exhibits hereto, and acknowledges receipt of a copy of the Plan and the official prospectus for the Plan, which are also available at the offices of the Company.

The Participant must affirmatively acknowledge and accept this PSU Award within 120 days following the Grant Date. Failure to do so will result in automatic forfeiture of this PSU Award.

1. Grant of PSU Award.

1.1 Grant of PSU Award. Subject to the terms and conditions of the Plan and this Agreement, including any country-specific terms set forth in Exhibit B, the Company hereby grants to the Participant a PSU Award for the number of shares of Common Stock set forth above (the “Shares”), which Shares are subject to EPS performance criteria (the “Target EPS Shares”).

(a) Vesting. The PSU Award shall vest, and the applicable number of Shares shall be issuable to the Participant, according to the Performance Criteria set forth in Exhibit A. If application of the Performance Criteria results in the vesting of a fractional Share, such Share shall be rounded down to the nearest whole Share (it being understood that fractional Shares resulting from application of separate Performance Criteria hereunder shall first be added together, and then rounded down, if applicable, to the nearest whole Share). Shares that vest and are issuable pursuant to the Performance Criteria are “Vested Shares.”

(b) Termination of Service. The PSU Award, all of the Company’s obligations and the Participant’s rights under this Agreement, shall terminate on the earlier of the Participant’s Termination Date (at which time, for the sake of clarity, all PSUs granted to Participant pursuant to the PSU Award that have not yet vested and been released will be immediately forfeited) or the date when all applicable Shares that are subject to the PSU Award have been allotted and issued, or forfeited in the case of any portion of the PSU Award that fails to vest; provided, however, that if the Participant has a Termination of Service due to Retirement, and signs a release of claims in the format specified by the Company, then (i) the PSU Award and all rights and obligations hereunder will not terminate and (ii) a number of Vested Shares shall be issued to the Participant following the end of the EPS Performance Period and on the Release Date upon the vesting of the PSU Award pursuant to the Performance Criteria and pro-rated for the portion of the EPS Performance Period during which the Participant was employed prior to Retirement; provided, further, that if within the EPS Performance Period, the Participant violates the terms of Sections 10 through 13 of this Agreement, a non-disclosure agreement with, or other confidentiality obligation owed to, the Company or any Parent, Subsidiary or Affiliate, then the PSU Award and all of the Company’s obligations and the Participant’s rights under this Agreement shall immediately terminate.

For purposes of this Agreement, “Retirement” shall mean the Participant’s voluntary Termination of Service after the Participant has attained age fifty-five (55) and completed at least five (5) years of service as an Employee of the Company or any Parent, Subsidiary or Affiliate; provided that the Participant’s age plus years of service equals at least sixty-five (65); provided, further, that the Participant provides, as may be required by the Company in its discretion, up to six (6) months of written notice of such Retirement which is irrevocable by the Participant.

(c) Termination of Service due to Death or Disability. Notwithstanding anything in this Agreement to the contrary, if the Participant has a Termination of Service due to death or Disability, then (i) the PSU Award and all rights and obligations hereunder will not terminate and (ii) the applicable number of Vested Shares shall be issued to the Participant as soon as administratively practicable following the Termination of Service due to death or Disability (with the issuance date being deemed as the Release Date for purposes of this Section 1.1(c)), pursuant to the Performance Criteria based upon (x) actual performance for any completed EPS Measurement Period during the EPS Performance Period, (y) target performance for any unfinished EPS Measurement Period during the EPS Performance Period and (z) pro-rated based on the fraction of the EPS Performance Period during which the Participant was employed prior to death or Disability.

For purposes of this Agreement, “Disability” shall mean the inability of the Participant to perform in all material respects their duties and responsibilities to the Company or any Parent, Subsidiary or Affiliate, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of at least six (6) consecutive months or (ii) such shorter period as the chief executive officer of the Company (the “CEO”) (or the Committee in the case of the CEO) or the CEO’s direct reports, may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the CEO, the Committee or the CEO’s direct reports, as applicable.

(d) Allotment and Issuance of Vested Shares. The Company shall allot and issue the Vested Shares as soon as administratively practicable after such number of Shares are determined to have vested (as Vested Shares) pursuant to the Performance Criteria, and as further set forth in the “PERFORMANCE MEASUREMENT, VESTING AND RELEASE – Vesting / Release” section of Exhibit A or as provided above in Sections 1.1(b) and (c), as applicable. The Company shall have no obligation to allot and issue, and the Participant will have no right or title to, any Shares, and no Shares will be allotted and issued to the Participant, until satisfaction of the Performance Criteria.

(e) Change of Control. Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs on or prior to the Participant’s Termination Date, the vesting of any outstanding portion of the PSU Award will be governed by the applicable provisions of Section 10.2 of the Plan.

(f) No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate the Participant’s employment or service relationship at any time, with or without cause.

(g) Nontransferability of PSU Award. None of the Participant’s rights under this Agreement or under the PSU Award may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Participants in the U.S. may transfer or assign the PSU Award to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions through a gift or a domestic relations order

(and not in a transfer for value), or as otherwise allowed by the Plan. The terms of this Agreement shall be binding upon the executors, administrators, successors and assigns of the Participant.

(h) Privileges of Share Ownership. The Participant shall not have any of the rights of a stockholder until the Vested Shares have been allotted and issued after the applicable vest date and distributed to the Participant.

(i) Interpretation. Any dispute regarding the interpretation of the terms and provisions with respect to the PSU Award and this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and on the Participant.

1.2 Title to Shares. Title will be provided in the Participant’s individual name on the Company’s records unless the Participant otherwise notifies Stock Administration of an alternative designation in compliance with the terms of this Agreement and applicable laws.

2. Delivery.

2.1 Deliveries by the Participant. The Participant hereby delivers to the Company this Agreement.

2.2 Deliveries by the Company. The Company will issue a duly executed share certificate or other documentation evidencing the Vested Shares in the name specified in Section 1.2 after such number of Shares are determined to have vested (as Vested Shares) pursuant to the Performance Criteria, and as further set forth in the “PERFORMANCE MEASUREMENT, VESTING AND RELEASE” section of Exhibit A or as provided above in Sections 1.1(b) and (c), as applicable; provided the Participant has delivered and executed this Agreement prior to the applicable vesting date and has remained continuously employed by the Company or a Parent, Subsidiary, or Affiliate through the relevant date on which such Shares become Vested Shares.

3. Compliance with Laws and Regulations. The issuance and transfer of the Shares to the Participant shall be subject to and conditioned upon compliance by the Company and the Participant with all applicable requirements of any share exchange or automated quotation system on which the Shares may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the U.S. Securities and Exchange Commission, any state, local or foreign securities commission or any share exchange to effect such compliance.

4. Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Participant will have all of the rights of a stockholder of the Company with respect to the Vested Shares which have been allotted and issued to the Participant until such time as the Participant disposes of such Vested Shares.

5. Stop-Transfer Orders.

5.1 Stop-Transfer Instructions. The Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company administers transfers of its own securities, it may make appropriate notations to the same effect in its own records.

5.2 Refusal to Transfer. The Company will not be required (i) to register in its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares have been so transferred.

6. Taxes and Disposition of Shares.

6.1 Tax Obligations.

(a) Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items arising out of the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the PSU Award, including but not limited to, the grant, vesting or issuance of Vested Shares underlying the PSU Award, the subsequent sale of Vested Shares acquired upon vesting and the receipt of any dividends; and (ii) do not commit and are under no obligation to structure the terms of the grant or any aspect of the PSU Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Furthermore, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to the relevant taxable or tax withholding event, as applicable, the Participant shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company, the Employer, or any Parent or Subsidiary of the Company; (ii) withholding from the proceeds of the sale of Vested Shares acquired at vesting either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization), including a “sell-to-cover” transaction; (iii) withholding in Shares to be issued at vesting of the PSU Award; or (iv) any other method approved by the Committee and permitted by applicable laws.

(c) To avoid any negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for the Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Vested Shares, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of the Participant’s participation in the Plan.

(d) The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described in this section. The Company may refuse to issue or deliver the Vested Shares or the proceeds from the sale of Shares, if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

6.2 Disposition of Shares. The Participant hereby agrees that he or she shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until the Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

7. Nature of Grant. In accepting the PSU Award, the Participant acknowledges and agrees that:

(a) the Plan is established voluntarily by the Company, is discretionary in nature and may be amended, suspended or terminated by the Company at any time;

(b) the grant of the PSU Award is voluntary and occasional and does not create any contractual or other right to receive future PSU Awards, or benefits in lieu of PSU Awards, even if PSU Awards have been granted repeatedly in the past;

(c) all decisions with respect to future PSU Awards, if any, will be at the sole discretion of the Company;

(d) the Participant’s participation in the Plan is voluntary;

(e) the future value of the Shares underlying the PSU Award is unknown and cannot be predicted with certainty;

(f) no claim or entitlement to compensation or damages shall arise from the forfeiture of the PSU Award resulting from a Termination of Service (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration of the PSU Award to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company and/or the Employer, waives the Participant’s ability, if any, to bring any such claim, and releases the Company and/or the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(g) if the Participant resides outside of the U.S.:

(A) the PSU Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(B) the PSU Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, dismissal, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to past services for the Employer, the Company or any Parent, Subsidiary or Affiliate; and

(C) in the event of the Participant’s Termination of Service (whether or not in breach of local labor laws), and subject to Sections 1.1(b) and (c), as applicable, the Participant’s right to vest in the PSU Award under the Plan, if any, will terminate effective as of the date of Termination of Service, it being understood that the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of this PSU Award.

8. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the sale of the Shares acquired upon vesting of the PSU Award. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9. Data Privacy.

(a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other PSU Award materials by and among, as applicable, the Employer, the Company and its Parent, Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all PSU Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

(c) The Participant understands that Data will be transferred to the Company stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections from the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the Company stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

10. Non-Disclosure of Confidential Information.

(a) The Participant acknowledges that the Company’s business and services are highly specialized, the identity and particular needs of the Company’s customers, suppliers, and independent contractors are not generally known, and the documents, records, and information regarding the Company’s customers, suppliers, independent contractors, services, methods of operation, policies, procedures, sales, pricing, and costs are highly confidential information and constitute trade secrets. The Participant further acknowledges that the services rendered to the Company by the Participant have been or will be of a special and unusual character which have a unique value to the Company and that the Participant has had or will have access to trade secrets and confidential information belonging to the Company, the loss of which cannot be adequately compensated by damages in an action at law.

(b) The Participant agrees to not use, disclose, upload, download, copy, transfer, or delete any Confidential Information, including trade secrets, except as required in the performance of the Participant’s duties to the Company. “Confidential Information” means information that the Company has obtained in connection with its present or planned business, including information the Participant developed in the performance of the Participant’s duties for the Company, the disclosure of which could result in a competitive or other disadvantage to the Company. Confidential Information includes, but is not limited to, all information of Company to which the Participant has had or will have access, whether in oral, written, graphic or machine-readable form, including without limitation, records, lists, specifications, operations or systems manuals, decision processes, policies, procedures, profiles, system and management architectures, diagrams, graphs, models, sketches, technical data, research, business or financial information, plans, strategies, forecasts, forecast assumptions, business practices, marketing information and material, customer names, vendor lists, independent contractor lists, identities, or information, proprietary ideas, concepts, know-how, methodologies and all other information related to Company’s business and/or the business of any of its affiliates, knowledge of the Company’s customers, suppliers, employees, independent contractors, methods of operation, trade secrets, software, software code, methods of determining prices. Confidential Information shall also include all information of a third party to which Company and/or any of its affiliates have access and to which the Participant has had or will have access. The Participant will not, directly, or indirectly, copy, take, disclose, or remove from the Company’s premises, any of the Company’s books, records, customer lists, or any Confidential Information. The Participant acknowledges and understands that, pursuant to the Defend Trade Secrets Act of 2016: An individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secrets to the individual’s attorney and use the trade secret information in the court proceeding if the individual: (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. Notwithstanding the foregoing, nothing in this Agreement is intended to restrict or prohibit Participant from communicating with, providing testimony before, providing confidential information to, reporting to or participating in an investigation with a government agency or authority about a possible violation of law, or from making other disclosures that are protected under the whistleblower protections of applicable state or federal law or regulation. As used in this Section 10, “Company” includes any Parent, Subsidiary or Affiliate.

11. Employee Non-Solicitation. The employee non-solicitation provisions contained in Section 11(a) apply to all Participants, and the provisions in Section 11(b) apply to all Participants except California employees. As used in this Section 11, “Company” includes any Parent, Subsidiary or Affiliate.

(a) Non-Solicitation of Employees During Employment. During the term of the Participant’s employment with the Company, the Participant will not, either on the Participant’s own account or for any person, firm, partnership, corporation, or other entity (a) solicit, interfere with, or endeavor to cause any employee of the Company to leave employment with the Company; or (b) induce or attempt to induce any such employee to breach their obligations to the Company.

(b) Non-Solicitation of Employees After Employment. For a period of twelve (12) months following the date of the Participant’s separation from employment with the Company for any reason, the Participant will not, either on the Participant’s own account or for any person, firm, partnership, corporation, or other entity, (a) solicit, interfere with, or endeavor to cause any employee of the Company to leave employment with the Company; or (b) refer any employee of the Company to anyone outside of the Company for the purpose of that employee seeking, obtaining, or entering into an employment relationship and/or agreement to provide services; or (c) induce or attempt to induce any such employee to breach their obligations to the Company.

12. Customer Non-Solicitation. The customer non-solicitation provisions contained in Section 12(a) apply to all Participants, and the provisions contained in Section 12(b) apply to all Participants except California employees. As used in this Section 12, “Company” includes any Parent, Subsidiary or Affiliate.

(a) Non-Solicitation of Customers During Employment. During the term of the Participant’s employment with the Company, the Participant will not solicit, induce, or attempt to induce any past or current customer of the Company (i) to cease doing business, in whole or in part, with the Company; or (ii) to do business with any other person, firm, partnership, corporation, or other entity which performs services similar to or competitive with those provided by the Company.

(b) Non-Solicitation of Customers After Employment. For a period of twelve (12) months following the date of the Participant’s separation from employment with the Company for any reason, the Participant will not, either on the Participant’s own account or for any person, firm, partnership, corporation, or other entity, either directly or through others, solicit, induce, or attempt to induce any past or current Customer (defined below) of the Company to terminate, reduce, or negatively alter his/her/its relationship with the Company or to do business with a Competing Company (defined below). The geographic scope of the covenants described in this Section 12 shall include any city, county, or state of the United States and any such other city, territory, country, or jurisdiction in which Participant has worked and/or performed services for the Company. For purposes of this Section 12, “Customer” means any person, company or entity that: (a) was a customer of the Company during the last two (2) years of Participant’s employment and/or at the time of the termination of Participant’s employment; or (b) was engaged in active negotiations with the Company relating to the purchase of services or products from the Company at any time during the two (2) years immediately prior to the termination of

Participant’s employment. A “Customer” shall not include any customer that Participant did not solicit, service, or have business-related dealings with or receive Confidential Information about in the last two (2) years of Participant’s employment with the Company.

13. Non-Compete. The non-compete provision contained in this Section 13 applies to all Participants except California employees. As used in this Section 13, “Company” includes any Parent, Subsidiary or Affiliate.

For a period of twelve (12) months following the date on which the Participant’s employment with the Company terminates for any reason, regardless of whether the termination is initiated by the Participant or the Company, the Participant agrees that the Participant will not: (A) provide services that are the same or similar in function or purpose to that which Participant performed for the Company to a Competing Company within the Restricted Area (defined below); (B) own (other than the ownership of five percent (5%) or less of the shares of a publicly traded company) or operate a business that is a competitor of the Company; or (C) provide services that are otherwise likely to result in the use or disclosure of the Company’s Confidential Information.

A “Competing Company” is a person or entity engaged in the provision of a product or service which competes with the products and services offered by the Company, as to which Participant (a) had business-related involvement or (b) received Confidential Information about during the last two (2) years of Participant’s employment with the Company.

The “Restricted Area” means the Company’s area of legitimate competitive concern based on Participant’s responsibilities to Flex and knowledge of the Company’s Confidential Information and goodwill with customers, clients, business partners, dealers, and agents as it exists in view of all relevant facts and circumstances. If Participant is or was an employee with defined geographic responsibilities, the Restricted Area shall include all geographies over which Participant had assigned responsibilities during the last two (2) years of Participant’s employment with the Company.

14. Additional Post-Employment Restrictive Covenant Terms.

(a) Consideration. Participant acknowledges that s/he would not have received the benefits and consideration provided under this Agreement but for his/her agreement to abide by its Non-Disclosure, Non-Solicitation, and Non-Compete covenants set forth in Sections 10, 11, 12 and 13 (collectively, “Post-Employment Restrictive Covenants”) terms and that Participant’s agreement to the Post-Employment Restrictive Covenants is a material component of the consideration for this Agreement. Participant understands that s/he has the right to consult with an attorney regarding the terms of this Agreement before signing it, and that s/he has had at least 14 days to review the Agreement.

(b) Subsequent Employment. Participant agrees that, while employed by the Company and for twelve (12) months thereafter, Participant will communicate the terms of the Post-Employment Restrictive Covenants to any person, firm, association, partnership, corporation, or other entity that Participant intends to become employed by, associated with or represent, or contract for, prior to accepting and engaging in such employment, contract, association and/or representation.

(c) Tolling. Participant agrees that the applicable restricted period shall be tolled and suspended during and for the pendency of any violation of the Post-Employment Restrictive Covenants’ terms and for the pendency of any legal proceedings to enforce these terms, and that all time that is part of or subject to such tolling and suspension shall not be counted toward the 12-month duration of the restricted period after employment.

(d) Reasonable and Necessary. Participant agrees that the Post-Employment Restrictive Covenants set forth in Sections 11, 12 and 13 are reasonable and necessary for the protection of the Company’s legitimate business interests, that they do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Company, that they contain reasonable limitations as to time and scope of activity to be restrained, that they do not unduly restrict Participant’s ability to earn a living, and that they are not unduly burdensome to Participant.

(e) Judicial Modification. If any restriction set forth in Sections 11, 12 or 13 is found by a court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

(f) Non-U.S. Country-Specific Provisions. The restrictions contained in Sections 12 and 13 do not apply to Participant if Participant works and resides in a country that mandates, as a non-waivable condition, continued pay during the Restricted Period, unless the Company advises the Participant that it will tender such pay, which shall be in the minimum amount required by applicable law.

15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement and in the Plan, this Agreement will be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

16. Governing Law; Venue; Severability. Notwithstanding Section 14.12 of the Plan, this Agreement shall be governed by and construed in accordance with the internal laws of the state where you reside, excluding that body of laws pertaining to conflict of laws. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the PSU Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the state where you reside and agree that such litigation shall be conducted only in the applicable federal courts for the state where you reside, or if the issue cannot be adjudicated by federal courts, then the state courts for the state where you reside. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Vice President of Finance of the Company at its corporate offices at [Address], or sent via email to the designated Company email address. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated in the Company’s records or to such other address as the Participant may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, upon transmission by email (with confirmation of receipt), three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), or one (1) business day after its deposit with any return receipt express courier (prepaid). Notices may also be delivered electronically in accordance with Section 20.

18. Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

19. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.

20. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

21. Exhibits. The Individual Award Terms applicable to this PSU Award are set forth in Exhibit A. The PSU Award shall also be subject to any special terms and provisions for the Participant’s country as set forth in Exhibit B. If the Participant relocates to one of the countries included in Exhibit B, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan. Each of Exhibit A and Exhibit B constitutes part of this Agreement.

22. Code Section 409A. With respect to U.S. taxpayers, it is intended that the terms of the PSU Award will comply with the provisions of Section 409A of the Code and the Treasury Regulations relating thereto so as not to subject the Participant to the payment of additional taxes and interest under Section 409A of the Code, and this Agreement will be interpreted, operated and administered in a manner that is consistent with this intent. In furtherance of this intent, the Committee may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, in each case, without the consent of the Participant, that the Committee determines are reasonable, necessary or appropriate to comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance. In that light, the Company makes no representation or covenant to ensure that the PSU Awards that are intended to be exempt from, or compliant with, Section 409A of the Code are not so exempt or compliant or for any action taken by the Committee with respect thereto.

23. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the PSU Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24. Remedies. In addition to all of the remedies otherwise available to the Company, the Company shall have the right to injunctive relief to restrain and enjoin any actual or threatened breach of Sections 10, 11, 12 and 13 of this Agreement. Participant further agrees that, in the event of a breach of Sections 10, 11, 12 and/or 13, (a) the Company shall be entitled to all of its remedies at law or in equity, including but not limited to monetary damages; (b) the Company shall be entitled to an accounting and repayment from Participant of all profits, compensation, commissions, remuneration or benefits that Participant directly or indirectly realized or may realize as a result of or in connection with any breach of the Post-Employment Restrictive Covenants, and such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which the Company may be entitled at law or equity. All of the Company’s remedies for breach of this Agreement shall be cumulative and the pursuit of one remedy will not be deemed to exclude any other remedies.

25. Entire Agreement; Recoupment.

(a) The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

(b) In consideration of the grant of the PSU Award to the Participant, and notwithstanding anything in this Agreement to the contrary, (i) the PSU Award shall be subject to cancellation, and (ii) any Shares issued or payments made pursuant to the PSU Award shall be subject to recovery, clawback and/or recoupment, in each case, (x) as set forth in Section 14.15 of the Plan pursuant to any clawback or similar policy that the Company adopts or amends (or has adopted or amended), or (y) as required under applicable law or any applicable requirement of any share exchange on which such Shares may be listed.

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Grant Date.

AXIOM SOLUTIONS INTERNATIONAL, INC.	PARTICIPANT

By:	By:

Name:	Name:

Title:	Address:

AXIOM SOLUTIONS INTERNATIONAL, INC. 2027 EQUITY INCENTIVE PLAN

EXHIBIT A TO THE

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

INDIVIDUAL AWARD TERMS

[To be inserted.]

AXIOM SOLUTIONS INTERNATIONAL, INC. 2027 EQUITY INCENTIVE PLAN

EXHIBIT B TO THE

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. PARTICIPANTS

Terms and Conditions

This Exhibit B includes additional terms and conditions that govern the RSU Award granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Exhibit B have the meanings set forth in the Plan and/or the Agreement.

Notifications

This Exhibit B also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of [•] 2026. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Exhibit B as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time that the RSU Award vests and Shares are issued to the Participant or the Participant sells Shares acquired upon vesting of the RSU Award under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result. Accordingly, the Participant is advised to seek appropriate professional advice (including for the avoidance of doubt legal and tax advice) as to how the relevant laws, regulations, guidance or any other similar rules in the Participant’s country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working or transfers employment after the Grant Date, the information contained herein may not be applicable to the Participant.

[To be inserted.]

Annex Q

No. «GrantID»

AXIOM SOLUTIONS INTERNATIONAL, INC.

2027 EQUITY INCENTIVE PLAN

FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (the “Agreement”) is entered into as of [<<Grant Date>>] (the “Grant Date”) by and between Axiom Solutions International, Inc., a Texas corporation (the “Company”), and [«First» «Last»] (the “Participant”), and sets forth the terms and conditions of an award of [«Total Target Shares»] restricted stock units (“RSUs”) (representing the aggregate amount).

Capitalized terms not defined herein shall have the meaning ascribed to them in the Axiom Solutions International, Inc. 2027 Equity Incentive Plan, as amended from time to time (the “Plan”). The Restricted Stock Unit Award (the “RSU Award”) is granted subject to and in accordance with the express terms and conditions of the Plan and this Agreement, including any applicable country-specific terms set forth in Exhibit A. By accepting this RSU Award, the Participant agrees to be bound by the terms and conditions of the Plan and this Agreement, and acknowledges receipt of a copy of Plan and the official prospectus for the Plan, which are also available at the offices of the Company.

The Participant must affirmatively acknowledge and accept this RSU Award within 120 days following the Grant Date. Failure to do so will result in automatic forfeiture of this RSU Award.

1. Grant of RSU Award.

1.1 Grant of RSU Award. Subject to the terms and conditions of the Plan and this Agreement, including any country-specific terms set forth in Exhibit A, the Company hereby grants to the Participant an RSU Award for the number of shares of Common Stock set forth above (the “Shares”).

(a) Vesting Criteria. Subject to the Participant’s continued service with the Company or any of its Parent, Subsidiaries, or Affiliates, the RSUs shall vest in three substantially equal installments on each of the first three anniversaries of the grant date, with the corresponding Shares issued upon vesting (the “Vesting Criteria”). If application of the Vesting Criteria causes vesting of a fractional Share, such Share shall be rounded down to the nearest whole Share. Shares that vest and are issuable pursuant to the Vesting Criteria are “Vested Shares.”

(b) Termination of Service. The RSU Award, all of the Company’s obligations and the Participant’s rights under this Agreement, shall terminate on the earlier of the Participant’s Termination Date (as defined in the Plan) or the date when all the Shares that are subject to the RSU Award have been allotted and issued, or forfeited in the case of any portion of the RSU Award that fails to vest; provided, however, that if the Participant has a Termination of Service due to Retirement, and signs a release of claims in the format specified by the Company, then (i) the RSU Award and all rights and obligations hereunder will not terminate and (ii) the RSU Award shall continue to vest in accordance with the Vesting Criteria; provided, further, that if within the period of time in which the RSU Award shall continue to vest, the Participant violates the terms of Sections 10 through 13 of this Agreement, a non-disclosure agreement with, or other confidentiality obligation owed to, the Company or any Parent, Subsidiary or Affiliate, then the RSU Award and all of the Company’s obligations and the Participant’s rights under this Agreement shall immediately terminate.

For purposes of this Agreement, “Retirement” shall mean the Participant’s voluntary Termination of Service after the Participant has attained age fifty-five (55) and completed at least five (5) years of service as an Employee of the Company or any Parent, Subsidiary or Affiliate; provided that the Participant’s age plus years of service equals at least sixty-five (65); provided, further, that the Participant provides, as may be required by the Company in its discretion, up to 6 months of written notice of such Retirement which is irrevocable by the Participant.

(c) Termination of Service due to Death or Disability. Notwithstanding anything in this Agreement to the contrary, if the Participant has a Termination of Service due to death or Disability, then (i) the RSU Award and all rights and obligations hereunder will not terminate and (ii) the RSU Award shall immediately vest in full and become one hundred percent (100%) vested.

For purposes of this Agreement, “Disability” shall mean inability of the Participant to perform in all material respects their duties and responsibilities to the Company or any Parent, Subsidiary or Affiliate, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the chief executive officer of the Company (the “CEO”), or the Committee as to the CEO or the CEO’s direct reports, may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the CEO, or the Committee in the case of the CEO or the CEO’s direct reports.

(d) Allotment and Issuance of Vested Shares. The Company shall allot and issue the Vested Shares as soon as practicable after such Shares have vested pursuant to the Vesting Criteria. The Company shall have no obligation to allot and issue, and the Participant will have no right or title to, any Shares, and no Shares will be allotted and issued to the Participant, until satisfaction of the Vesting Criteria.

(e) Change of Control. Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs on or prior to the Participant’s Termination Date, the vesting of any outstanding portion of the RSU Award will be governed by the applicable provisions of Section 10.2 of the Plan.

(f) No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate the Participant’s employment or service relationship at any time, with or without cause.

(g) Nontransferability of RSU Award. None of the Participant’s rights under this Agreement or under the RSU Award may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Participants in the U.S. may transfer or assign the RSU Award to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions through a gift or a domestic relations order (and not in a transfer for value), or as otherwise allowed by the Plan. The terms of this Agreement shall be binding upon the executors, administrators, successors and assigns of the Participant.

(h) Privileges of Share Ownership. The Participant shall not have any of the rights of a stockholder until the Vested Shares have been allotted and issued after the applicable vest date and distributed to the Participant.

(i) Interpretation. Any dispute regarding the interpretation of the terms and provisions with respect to the RSU Award and this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and on the Participant.

1.2 Title to Shares. Title will be provided in the Participant’s individual name on the Company’s records unless the Participant otherwise notifies Stock Administration of an alternative designation in compliance with the terms of this Agreement and applicable laws.

2. Delivery.

2.1 Deliveries by Participant. The Participant hereby delivers to the Company this Agreement.

2.2 Deliveries by the Company. The Company will issue a duly executed share certificate or other documentation evidencing the Vested Shares in the name specified in Section 1.2 above upon vesting, provided the Participant has delivered and executed this Agreement prior to the applicable vesting date and has remained continuously employed by the Company or a Parent, Subsidiary, or Affiliate through each applicable vesting date.

3. Compliance with Laws and Regulations. The issuance and transfer of the Shares to the Participant shall be subject to and conditioned upon compliance by the Company and the Participant with all applicable requirements of any share exchange or automated quotation system on which the Shares may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the U.S. Securities and Exchange Commission, any state, local or foreign securities commission or any share exchange to effect such compliance.

4. Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Participant will have all of the rights of a stockholder of the Company with respect to the Vested Shares which have been allotted and issued to the Participant until such time as the Participant disposes of such Vested Shares.

5. Stop-Transfer Orders.

5.1 Stop-Transfer Instructions. The Participant agrees that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company administers transfers of its own securities, it may make appropriate notations to the same effect in its own records.

5.2 Refusal to Transfer. The Company will not be required (i) to register in its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any Participant or other transferee to whom such Shares have been so transferred.

6. Taxes and Disposition of Shares.

6.1 Tax Obligations.

(a) Regardless of any action the Company or the Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items arising out of the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including but not limited to, the grant, vesting or issuance of Vested Shares underlying the RSU Award, the subsequent sale of Vested Shares acquired upon vesting and the receipt of any dividends; and (ii) do not commit and are under no obligation to structure the terms of the grant or any aspect of the RSU Award to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Furthermore, if the Participant has become subject to tax in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to the relevant taxable or tax withholding event, as applicable, the Participant shall pay or make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the Tax-Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company, the Employer, or any Parent or Subsidiary of the Company; (ii) withholding from the proceeds of the sale of Vested Shares acquired at vesting either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization), including a “sell-to-cover” transaction; (iii) withholding in Shares to be issued at vesting of the RSU Award; or (iv) any other method approved by the Committee and permitted by applicable laws.

(c) To avoid any negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for the Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Vested Shares, notwithstanding that a number of Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of the Participant’s participation in the Plan.

(d) The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described in this section. The Company may refuse to issue or deliver the Vested Shares or the proceeds from the sale of Shares, if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

6.2 Disposition of Shares. Participant hereby agrees that the Participant shall make no disposition of the Shares (other than as permitted by this Agreement) unless and until the Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

7. Nature of Grant. In accepting the RSU Award, the Participant acknowledges and agrees that:

(a) the Plan is established voluntarily by the Company, is discretionary in nature and may be amended, suspended or terminated by the Company at any time;

(b) the grant of the RSU Award is voluntary and occasional and does not create any contractual or other right to receive future RSU Awards, or benefits in lieu of RSU Awards, even if RSU Awards have been granted repeatedly in the past;

(c) all decisions with respect to future RSU Awards, if any, will be at the sole discretion of the Company;

(d) the Participant’s participation in the Plan is voluntary;

(e) the future value of the Shares underlying the RSU Award is unknown and cannot be predicted with certainty;

(f) no claim or entitlement to compensation or damages shall arise from the forfeiture of the RSU Award resulting from a Termination of Service (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration of the RSU Award to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company and/or the Employer, waives the Participant’s ability, if any, to bring any such claim, and releases the Company and/or the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claims; and

(g) for the Participants residing outside of the U.S.:

(A) the RSU Award and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(B) the RSU Award is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, dismissal, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to past services for the Employer, the Company or any Parent, Subsidiary or Affiliate; and

(C) in the event of the Participant’s Termination of Service (whether or not in breach of local labor laws), the Participant’s right to vest in the RSU Award under the Plan, if any, will terminate effective as of the date of Termination of Service and the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of this RSU Award.

8. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the sale of the Shares acquired upon vesting of the RSU Award. The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

9. Data Privacy.

(a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this Agreement and any other RSU Award materials by and among, as applicable, the Employer, the Company and its Parent, Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all RSU Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding in the Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

(c) The Participant understands that Data will be transferred to the Company stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections from the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the Company stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusing or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

10. Non-Disclosure of Confidential Information.

(a) The Participant acknowledges that the Company’s business and services are highly specialized, the identity and particular needs of the Company’s customers, suppliers, and independent contractors are not generally known, and the documents, records, and information regarding the Company’s customers, suppliers, independent contractors, services, methods of operation, policies, procedures, sales, pricing, and costs are highly confidential information and constitute trade secrets. The Participant further acknowledges that the services rendered to the Company by the Participant have been or will be of a special and unusual character which have a unique value to the Company and that the Participant has had or will have access to trade secrets and confidential information belonging to the Company, the loss of which cannot be adequately compensated by damages in an action at law.

(b) The Participant agrees to not use, disclose, upload, download, copy, transfer, or delete any Confidential Information, including trade secrets except as required in the performance of the Participant’s duties to the Company. “Confidential Information” means information that the Company has obtained in connection with its present or planned business, including information the Participant developed in the performance of the Participant’s duties for the Company, the disclosure of which could result in a competitive or other disadvantage to the Company. Confidential Information includes, but is not limited to, all information of Company to which the Participant has had or will have access, whether in oral, written, graphic or machine-readable form, including without limitation, records, lists, specifications, operations or systems manuals, decision processes, policies, procedures, profiles, system and management architectures, diagrams, graphs, models, sketches, technical data, research, business or financial information, plans, strategies, forecasts, forecast assumptions, business practices, marketing information and material, customer names, vendor lists, independent contractor lists, identities, or information, proprietary ideas, concepts, know-how, methodologies and all other information related to Company’s business and/or the business of any of its affiliates, knowledge of the Company’s customers, suppliers, employees, independent contractors, methods of operation, trade secrets, software, software code, methods of determining prices. Confidential Information shall also include all information of a third party to which Company and/or any of its affiliates have access and to which the Participant has had or will have access. The Participant will not, directly, or indirectly, copy, take, disclose, or remove from the Company’s premises, any of the Company’s books, records, customer lists, or any Confidential Information. The Participant acknowledges and understands that, pursuant to the Defend Trade Secrets Act of 2016: An individual may not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. Further, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the employer’s trade secrets to the individual’s attorney and use the trade secret information in the court proceeding if the individual: (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. Notwithstanding the foregoing, nothing in this Agreement is intended to restrict or prohibit the Participant from communicating with, providing testimony before, providing confidential information to, reporting to or participating in an investigation with a government agency or authority about a possible violation of law, or from making other disclosures that are protected under the whistleblower protections of applicable state or federal law or regulation. As used in this Section 10, “Company” includes any Parent, Subsidiary or Affiliate.

11. Employee Non-Solicitation. The employee non-solicitation provisions contained in Section 11(a) apply to all Participants, and the provisions in Section 11(b) apply to all Participants except California employees. As used in this Section 11, “Company” includes any Parent, Subsidiary or Affiliate.

(a) Non-Solicitation of Employees During Employment. During the term of the Participant’s employment with the Company, the Participant will not, either on the Participant’s own account or for any person, firm, partnership, corporation, or other entity (a) solicit, interfere with, or endeavor to cause any employee of the Company to leave employment with the Company; or (b) induce or attempt to induce any such employee to breach their obligations to the Company.

(b) Non-Solicitation of Employees After Employment. For a period of twelve (12) months following the date of the Participant’s separation from employment with the Company for any reason, the Participant will not, either on the Participant’s own account or for any person, firm, partnership, corporation, or other entity, (a) solicit, interfere with, or endeavor to cause any employee of the Company to leave employment with the Company; (b) refer any employee of the Company to anyone outside of the Company for the purpose of that employee seeking, obtaining, or entering into an employment relationship and/or agreement to provide services; or (c) induce or attempt to induce any such employee to breach their obligations to the Company.

12. Customer Non-Solicitation. The customer non-solicitation provisions contained in Section 12(a) apply to all Participants, and the provisions in Section 12(b) apply to all Participants except California employees. As used in this Section 12, “Company” includes any Parent, Subsidiary or Affiliate.

(a) Non-Solicitation of Customers During Employment. During the term of the Participant’s employment with the Company, the Participant will not solicit, induce, or attempt to induce any past or current customer of the Company (i) to cease doing business, in whole or in part, with the Company; or (ii) to do business with any other person, firm, partnership, corporation, or other entity which performs services similar to or competitive with those provided by the Company.

(b) Non-Solicitation of Customers After Employment. For a period of twelve (12) months following the date of the Participant’s separation from employment with the Company for any reason, the Participant will not, either on the Participant’s own account or for any person, firm, partnership, corporation, or other entity, either directly or through others, solicit, induce, or attempt to induce any past or current Customer (defined below) of the Company to terminate, reduce, or negatively alter his/her/its relationship with the Company or to do business with a Competing Company (defined below). The geographic scope of the covenants described in this Section 12 shall include any city, county, or state of the United States and any such other city, territory, country, or jurisdiction in which Participant has worked and/or performed services for the Company. For purposes of this Section 12, “Customer” means any person, company or entity that: (a) was a customer of the Company during the last two (2) years of Participant’s employment and/or at the time of the termination of Participant’s employment; or (b) was engaged in active negotiations with the Company relating to the purchase of services or products from the Company at any time during the two (2) years immediately prior to the termination of Participant’s employment. A “Customer” shall not include any customer that Participant did not solicit, service, or have business-related dealings with or receive Confidential Information about in the last two (2) years of Participant’s employment with the Company.

13. Non-Compete. The non-compete provision contained in this Section 13 applies to all Participants except California employees. As used in this Section 13, “Company” includes any Parent, Subsidiary or Affiliate. For a period of twelve (12) months following the date on which the Participant’s employment with the Company terminates for any reason, regardless of whether the termination is initiated by the Participant or the Company, the Participant agrees that the Participant will not: (A) provide services that are the same or similar in function or purpose to that which Participant performed for the Company to a Competing Company within the Restricted Area (defined below); (B) own (other than the ownership of five percent (5%) or less of the shares of a publicly traded company) or operate a business that is a competitor of the Company; or (C) provide services that are otherwise likely to result in the use or disclosure of the Company’s Confidential Information.

A “Competing Company” is a person or entity engaged in the provision of a product or service which competes with the products and services offered by the Company and as to which Participant (a) had business-related involvement or (b) received Confidential Information about during the last two (2) years of Participant’s employment with the Company. The “Restricted Area” means the Company’s area of legitimate competitive concern based on Participant’s responsibilities to Flex and knowledge of the Company’s Confidential Information and goodwill with customers, clients, business partners, dealers, and agents as it exists in view of all relevant facts and circumstances. If Participant is or was an employee with defined geographic responsibilities, the Restricted Area shall include all geographies over which Participant had assigned responsibilities during the last two (2) years of Participant’s employment with the Company.

14. Additional Post-Employment Restrictive Covenant Terms.

(a) Consideration. Participant acknowledges that s/he would not have received the benefits and consideration provided under this Agreement but for his/her agreement to abide by its Non-Disclosure, Non-Solicitation, and Non-Compete covenants set forth in Sections 10, 11, 12 and 13 (collectively, “Post-Employment Restrictive Covenants”) terms and that Participant’s agreement to the Post-Employment Restrictive Covenants is a material component of the consideration for this Agreement. Participant understands that s/he has the right to consult with an attorney regarding the terms of this Agreement before signing it, and that s/he has had at least 14 days to review the Agreement.

(b) Subsequent Employment. Participant agrees that, while employed by the Company and for twelve (12) months thereafter, Participant will communicate the terms of the Post-Employment Restrictive Covenants to any person, firm, association, partnership, corporation, or other entity that Participant intends to become employed by, associated with or represent, or contract for, prior to accepting and engaging in such employment, contract, association and/or representation.

(c) Tolling. Participant agrees that the applicable restricted period shall be tolled and suspended during and for the pendency of any violation of the Post-Employment Restrictive Covenants’ terms and for the pendency of any legal proceedings to enforce these terms, and that all time that is part of or subject to such tolling and suspension shall not be counted toward the 12-month duration of the restricted period after employment.

(d) Reasonable and Necessary. Participant agrees that the Post-Employment Restrictive Covenants set forth in Sections 11, 12 and 13 are reasonable and necessary for the protection of the Company’s legitimate business interest, that they do not impose a greater restraint than is necessary to protect the goodwill or other business interests of the Company, that they contain reasonable limitations as to time and scope of activity to be restrained, that they do not unduly restrict Participant’s ability to earn a living, and that they are not unduly burdensome to Participant.

(e) Judicial Modification. If any restriction set forth in Sections 11, 12 or 13 is found by a court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

(f) Non-U.S. Country-Specific Provisions. The restrictions contained in Sections 12 and 13 do not apply to Participant if Participant works and resides in a country that mandates, as a non-waivable condition, continued pay during the Restricted Period, unless the Company advises the Participant that it will tender such pay, which shall be in the minimum amount required by applicable law.

15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement and in the Plan, this Agreement will be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

16. Governing Law; Venue; Severability. Notwithstanding Section 14.12 of the Plan, this Agreement shall be governed by and construed in accordance with the internal laws of the state where you reside, excluding that body of laws pertaining to conflict of laws. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the RSU Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the state where you reside and agree that such litigation shall be conducted only in the applicable federal courts for the state where you reside, or if the issue cannot be adjudicated by federal courts, then the state courts for the state where you reside. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17. Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Vice President of Finance of the Company at its corporate offices at [Address], or sent via email to the designated Company email address. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated in the Company’s records or to such other address as the Participant may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, upon transmission by email (with confirmation of receipt), three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), or one (1) business day after its deposit with any return receipt express courier (prepaid). Notices may also be delivered electronically in accordance with Section 20.

18. Headings. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

19. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different from the English version, the English version will control.

20. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

21. Exhibit A. Notwithstanding any provision in this Agreement to the contrary, the RSU Award shall be subject to any special terms and provisions as set forth in Exhibit A to this Agreement for the Participant’s country. If the Participant relocates to one of the countries included in Exhibit A, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan. Exhibit A constitutes part of this Agreement.

22. Code Section 409A. With respect to U.S. taxpayers, it is intended that the terms of the RSU Award will comply with the provisions of Section 409A of the Code and the Treasury Regulations relating thereto so as not to subject the Participant to the payment of additional taxes and interest under Section 409A of the Code, and this Agreement will be interpreted, operated and administered in a manner that is consistent with this intent. In furtherance of this intent, the Committee may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, in each case, without the consent of the Participant, that the Committee determines are reasonable, necessary or appropriate to comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance. In that light, the Company makes no representation or covenant to ensure that the RSU Awards that are intended to be exempt from, or compliant with, Section 409A of the Code are not so exempt or compliant or for any action taken by the Committee with respect thereto.

23. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the RSU Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24. Remedies. In addition to all of the remedies otherwise available to the Company, the Company shall have the right to injunctive relief to restrain and enjoin any actual or threatened breach of Sections 10, 11, 12 and 13 of this Agreement. Participant further agrees that, in the event of a breach of Sections 10, 11, 12 and/or 13, (a) the Company shall be entitled to all of its remedies at law or in equity, including but not limited to monetary damages; (b) the Company shall be entitled to an accounting and repayment from Participant of all profits, compensation, commissions, remuneration or benefits that Participant directly or indirectly realized or may realize as a result of or in connection with any breach of the Post-Employment Restrictive Covenants, and such remedy shall be in addition to and not in limitation of any injunctive relief or other rights or remedies to which the Company may be entitled at law or equity. All of the Company’s remedies for breach of this Agreement shall be cumulative and the pursuit of one remedy will not be deemed to exclude any other remedies.

25. Entire Agreement; Recoupment.

(a) The Plan and this Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

(b) In consideration of the grant of the RSU Award to the Participant, and notwithstanding anything in this Agreement to the contrary, (i) the RSU Award shall be subject to cancellation, and (ii) any Shares issued or payments made pursuant to the RSU Award shall be subject to recovery, clawback and/or recoupment, in each case, (x) as set forth in Section 14.15 of the Plan pursuant to any clawback or similar policy that the Company adopts or amends (or has adopted or amended), or (y) as required under applicable law or any applicable requirement of any share exchange on which such Shares may be listed.

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Grant Date.

AXIOM SOLUTIONS INTERNATIONAL, INC.	PARTICIPANT

By:	By:

Name:	Name:

Title:	Address:

AXIOM SOLUTIONS INTERNATIONAL, INC. 2027 EQUITY INCENTIVE PLAN

EXHIBIT A TO THE

RESTRICTED STOCK UNIT AWARD AGREEMENT

FOR NON-U.S. PARTICIPANTS

Terms and Conditions

This Exhibit A includes additional terms and conditions that govern the RSU Award granted to the Participant under the Plan if the Participant resides in one of the countries listed below. Certain capitalized terms used but not defined in this Exhibit A have the meanings set forth in the Plan and/or the Agreement.

Notifications

This Exhibit A also includes information regarding exchange controls and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of [•]. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information in this Exhibit A as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time that the RSU Award vests and Shares are issued to the Participant or the Participant sells Shares acquired upon vesting of the RSU Award under the Plan.

In addition, the information contained herein is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of a particular result. Accordingly, the Participant is advised to seek appropriate professional advice (including for the avoidance of doubt legal and tax advice) as to how the relevant laws, regulations, guidance or any other similar rules in the Participant’s country may apply to his or her situation.

Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working or transfers employment after the Grant Date, the information contained herein may not be applicable to the Participant.

[To be inserted.]

Annex R

AXIOM SOLUTIONS INTERNATIONAL, INC.

EXECUTIVE SEVERANCE PLAN

(Effective as of [•])

In order to encourage the retention of key management employees of Axiom Solutions International, Inc., a Texas corporation (the “Company”), the Company has adopted this Executive Severance Plan (the “Plan”). The purpose of the Plan is to provide severance benefits to a group of employees of the Company and its participating Affiliates (as defined below) and the Plan is intended to be subject to ERISA as an unfunded employee welfare benefit plan primarily providing benefits for a select group of management or highly compensated employees.

1. ELIGIBILITY. This Plan provides severance benefits to Participants whose employment is terminated by the Company without Cause and not as a result of the Participant’s death or Permanent Disability or who terminate their employment for Good Reason, as those terms are defined below. Notwithstanding the foregoing, this Plan shall not apply to any person who is party to another plan or agreement providing for severance benefits and such person shall not be eligible to receive any benefits under this Plan. This exclusion does not apply to severance benefits plans funded in whole or in part by Participants, such as 401(k)s, IRAs, non-qualified deferred compensation plans, etc., or to equity awards for which special treatment is provided in connection with the termination of a Participant’s employment. Notwithstanding any other provision of this Plan, no Participant shall be eligible for benefits under Section 3 of this Plan or otherwise under this Plan if such Participant’s termination of employment occurs in connection with a spin-off, stock distribution, divestiture, or similar corporate transaction and in connection therewith (i) such Participant is offered employment with the entity or business resulting from such transaction or any of its Affiliates, (ii) such Participant’s employment is transferred between the Company and an Affiliate (or between Affiliates), and/or (iii) such Participant becomes employed by, or continues in employment with, an entity that ceases to be an Affiliate of the Company; provided that, the foregoing shall not affect any right Participant may have under the terms of this Plan to terminate Participant’s employment for Good Reason, as may be applicable.

The Plan and the Plan Documents are written based on the provisions of U.S. law and the concept of “at-will” employment, but will be modified to meet local legal requirements, provided that the broad principles and the amounts payable under this Plan are expected to be followed to the maximum extent permissible by law.

2. TERMINATION OF EMPLOYMENT.

(a) General; Qualifying Termination. In the event of (i) the termination of a Participant’s employment by the Company or an Affiliate without Cause (as defined below) and not as a result of the Participant’s death or Permanent Disability, or (ii) a Participant’s termination of his or her employment with the Company and its Affiliates for Good Reason (as defined below with respect to such Participant) (either such termination of employment, a “Qualifying Termination”), if (x) such Qualifying Termination occurs outside the Change of Control Protection Period (as defined below), such Participant (if other than the CEO) will be required to sign a Transition and Release Agreement in a form provided by the Company (the “Transition Agreement”) pursuant to which such Participant agrees to provide transition services to the Company consistent with the Plan for a period of 12 months (or such shorter or longer period as set forth in the Transition Agreement) following the transition commencement date specified in the Transition Agreement (the “Transition Period”) in order to receive benefits under this Plan, or, (y) if such Qualifying Termination occurs during the Change of Control Protection Period (as defined below) for any Participant (including the CEO), or outside the Change of Control Protection Period for the CEO, such Participant will be required to sign a general release of claims in favor of the Company and its Affiliates in a form provided by the Company (the “Release”) in order to receive benefits under this Plan.

(b) Termination without Cause or Termination for Good Reason. In the case of the termination of a Participant’s employment without Cause, the Company will provide written notice to the Participant of the Company’s election to terminate the Participant’s employment without Cause and simultaneously provide the Participant with the Transition Agreement or Release (as applicable). In the case of a Participant’s termination of employment for Good Reason, the Participant must provide written notice to the Company of a Good Reason condition and at least thirty (30) days’ written notice to the Company of the Participant’s election to terminate employment, in accordance with Section 8(c) hereof, within 90 days after the initial existence of the condition. For the avoidance of doubt, failure for any reason to give written notice to the Company of a Good Reason condition during such 90-day period shall be deemed a waiver of the right to claim a voluntarily termination for Good Reason under this Plan in relation to such event. If the specified Good Reason condition remains uncorrected for 30 days after the Company receives such notice, the Company shall provide Participant with the Transition Agreement or Release (as applicable). For the avoidance of doubt, the Company may notify Participant before the Good Reason correction period expires that it will not correct the circumstance and the correction period shall end immediately.

(i) Participants Provided with a Transition Agreement.

(A) If such a Participant who is described in clause (x) of Section 2(a) of this Plan executes the Transition Agreement within the applicable review period and does not revoke the Transition Agreement (such that the Transition Agreement becomes effective and irrevocable in accordance with its terms), the Participant’s employment status shall be governed by the terms of the Transition Agreement and the Participant’s compensation and benefits shall be governed by the terms of the Transition Agreement.

(B) If such Participant is presented with and does not execute the Transition Agreement within the applicable review period, or if such Participant revokes the executed Transition Agreement during the applicable revocation period, the Participant’s employment will terminate immediately following expiration of the applicable review period (or immediately following such revocation, as applicable). Such Participant will not be entitled to any of the payments or benefits under the Transition Agreement. Such Participant shall be paid only (1) any earned but unpaid base salary and any outstanding expense reimbursements submitted and approved in accordance with the Company’s expense reimbursement policies, (2) any accrued and unused paid time off, and (3) other unpaid vested amounts or benefits under the Company’s or any of its Affiliates’ compensation, incentive and benefit plans in which the Participant participates, in each case as of the effective date of termination of such Participant’s employment with the Company and its Affiliates (the “Accrued Benefits”).

(ii) Participants Provided with a Release. The employment of such a Participant who is described in clause (y) of Section 2(a) of this Plan will terminate at the time specified in the written notice of termination of employment provided by the Company or the Participant (as applicable), or at such earlier time as may be determined by the Company.

(A) If such Participant executes the applicable Release within the applicable review period and does not revoke the Release (such that the Release becomes effective and irrevocable in accordance with its terms), such Participant shall receive the benefits set forth in the applicable provisions of Section 3 of this Plan, subject to the terms and conditions of this Plan and the Release.

(B) If such Participant does not execute the Release within the applicable review period, or if such Participant revokes the executed Release during the applicable revocation period, such Participant shall be paid only the Participant’s Accrued Benefits.

(c) Termination for Cause, Termination without Good Reason, or Termination on Account of Death or Permanent Disability (as such terms are defined below). In the event of the Termination of a Participant’s employment (A) by the Company or an Affiliate for Cause, (B) as a result of the Participant’s death or Permanent Disability, or (C) by the Participant without Good Reason (as defined below with respect to such Participant), the

Participant or the Participant’s estate shall be paid only the Participant’s Accrued Benefits (which, for the avoidance of doubt, to the extent applicable, may include pro rata vesting of performance-based restricted share units (“PSUs”) upon a qualifying retirement as provided in the award agreements governing any outstanding PSUs), in each case as of the effective date of such termination. Neither the Company nor the Participant shall be party to or bound by a Transition Agreement.

3. BENEFITS PAYABLE UNDER EXECUTIVE SEVERANCE PLAN

In the event of a Participant’s Qualifying Termination, provided that the Participant timely signs the applicable Transition Agreement or Release, does not revoke the applicable Transition Agreement or Release (such that the applicable Transition Agreement or Release becomes effective and irrevocable in accordance with its terms), and complies with the terms of the Transition Agreement or Release (as applicable), including remaining employed through the Transition Period (where applicable) and refraining from conduct prohibited under this Plan and/or the Transition Agreement or Release (as applicable), in addition to the Accrued Benefits, the Company will provide the benefits set forth in the applicable provisions of this Section 3.

(a) Qualifying Termination Outside of Change of Control Protection Period. If such Participant’s Qualifying Termination occurs outside of the Change of Control Protection Period (as defined below), the Company will provide the following benefits:

(i) CEO. If, immediately prior to the Qualifying Termination (and disregarding any event that constitutes Good Reason for such Participant’s termination of employment pursuant to Section 9(s)), such Participant is the CEO:

(A) two (2) times the sum of the CEO’s Base Salary and Target Annual Bonus, payable, subject to Section 8(i), in substantially equal installments in accordance with the Company’s regular payroll practices over the two (2) year period commencing on the date of the Qualifying Termination, with the first installment commencing on the first payroll date that occurs on or immediately after the date that the Release becomes effective and irrevocable in accordance with its terms;

(B) two (2) years continued vesting of (I) the CEO’s then-outstanding equity awards and (II) any unvested amounts then-credited to the CEO’s account under the Deferred Compensation Plan (and deemed earnings on such amounts in accordance with the terms of the Deferred Compensation Plan);

(C) for two (2) years, the Company shall provide continued employee benefits insurance coverage for the CEO and the CEO’s covered dependents, subject to the CEO’s continued payment of employee premiums associated with such coverage or, at the Company’s election, pay or reimburse the CEO for the cost of the CEO’s employee premiums associated with such coverage provided pursuant to COBRA. To the extent required by applicable law, an amount equal to the portion of the premium paid by the Company for such continued coverage will be included in the CEO’s income for tax purposes, and the Company or an Affiliate may withhold taxes from other compensation payable to the CEO for such purpose; and

(D) continued provision of indemnification as provided by the Company’s indemnification policy.

(ii) Participants other than the CEO. If, immediately prior to the Transition Period (and disregarding any event that constitutes Good Reason for such Participant’s termination of employment pursuant to Section 9(s)), such Participant is a Participant other than the CEO:

(A) continuation of the Participant’s Base Salary for twelve (12) months, payable, subject to Section 8(i), in accordance with the Company’s regular payroll practices during the Transition Period;

(B) continued vesting during the Transition Period of (I) the Participant’s then-outstanding equity awards, including, but not limited to, service-based restricted share units (“RSUs”) and PSUs, and (II) any unvested amounts then credited to the Participant’s account under the Deferred Compensation Plan (and deemed earnings on such amounts in accordance with the terms of the Deferred Compensation Plan), in each case per applicable plan rules and Company policies;

(C) payment of a pro-rated portion of the Participant’s annual bonus under the Company’s annual incentive bonus plan in respect of the fiscal year during which the Transition Period begins, calculated by multiplying (I) the amount (if any) of the annual bonus that otherwise would have been earned by the Participant based on actual achievement of the applicable performance goals for the entire fiscal year (determined without regard to any discretionary adjustments that would have the effect of reducing the amount of the Participant’s annual bonus, other than discretionary adjustments applicable to all similarly situated employees whose employment continued through the end of such fiscal year), by (II) a fraction, the numerator of which is the number of full months of employment completed by the Participant during such fiscal year and prior to the beginning of the Transition Period, and the denominator of which is twelve (12). Any such pro-rated annual bonus shall be payable at such time as annual bonuses for the applicable fiscal year are payable to similarly situated employees whose employment continued through the end of such fiscal year;

(D) accelerated vesting of any unvested RSUs and unvested amounts then credited to the Participant’s account under the Deferred Compensation Plan (and deemed earnings on such amounts in accordance with the terms of the Deferred Compensation Plan) that would have become vested in accordance with their terms if the Participant’s employment had continued for one (1) year following the end of the Transition Period. This benefit is subject to Participant signing an additional Release of Claims and re-affirmation of compliance with Participant’s obligations after the conclusion of the Transition Period;

(E) continued employee benefits insurance coverage for the Participant and the Participant’s covered dependents during the Transition Period and for a period following the Transition Period if the Transition Period is less than twelve (12) months, subject to the CEO’s continued payment of employee premiums associated with such coverage or, at the Company’s election, the Company may pay or reimburse the CEO for the cost of the CEO’s employee premiums associated with such coverage provided pursuant to COBRA; and

(F) continued provision of indemnification as provided by the Company’s indemnification policy.

(b) Qualifying Termination During Change of Control Protection Period. If such Participant’s Qualifying Termination occurs during the Change of Control Protection Period (as defined below), the Company will provide the following benefits:

(i) the sum of the Participant’s Base Salary and Target Annual Bonus multiplied by (A) 2.99 for the CEO and (B) two (2) for Participants other than the CEO, payable in each case, subject to Section 8(i), in a single lump sum on the first payroll date that occurs on or immediately after the date that the Release becomes effective and irrevocable in accordance with its terms;

(ii) accelerated vesting of the Participant’s then-outstanding equity awards, in accordance with the terms and conditions of the Equity Incentive Plan and the applicable award agreements;

(iii) without duplication of any benefit provided to the Participant pursuant to Section 4(g) of the Deferred Compensation Plan, accelerated vesting of any unvested portion of the Participant’s account under the Deferred Compensation Plan, effective upon the Qualifying Termination;

(iv) continued employee benefits insurance coverage for the Participant and the Participant’s covered dependents for (A) in the case of the CEO, three (3) years following the Qualifying Termination and (B) in the case of Participants other than the CEO, two (2) years following the Qualifying Termination, subject to the Participant’s continued payment of employee premiums associated with such coverage or, at the Company’s election, the Company may pay or reimburse the CEO for the cost of the CEO’s employee premiums associated with such coverage provided pursuant to COBRA. To the extent required by applicable law, an amount equal to the portion of the premium paid by the Company for such continued coverage will be included in the Participant’s income for tax purposes, and the Company or an Affiliate may withhold taxes from other compensation payable to the Participant for such purpose; and

(v) continued provision of indemnification as provided by the Company’s indemnification policy.

Other than as set forth above, all incentives due to vest after Qualifying Termination or any applicable Transition Period and any and all remaining unvested incentives not set forth in the Release or Transition Agreement (as applicable) will expire as set forth by plan rules without any additional compensation.

4. EXECUTIVE’S OBLIGATIONS TO RECEIVE BENEFITS UNDER EXECUTIVE SEVERANCE PLAN

In order to be eligible for benefits under this Plan, Participant will be required to comply with the terms and conditions set forth in the Transition Agreement or Release (as applicable) that Participant will be required to sign. Failure to comply with the obligations set forth in the Transition Agreement or Release (as applicable) may result in suspension of benefits, clawback of all or some of the benefits already provided, to the extent allowed by law, and appropriate legal action.

(a) To the extent and during the period provided in the Transition Agreement (or Release if applicable), and as may be more fully set forth therein:

(i) Participant may not:

(A) provide services of any kind for competing firms, suppliers, and/or customers without Prior Approval (as defined below). For the avoidance of any doubt, Participant shall also obtain Prior Confirmation (as defined below) regarding whether a potential employer is considered a competing firm, supplier or customer of the Company;

(B) solicit or recruit Company employees, contractors, etc., without Prior Approval; or

(C) solicit business from Company customers or suppliers without Prior Approval.

(ii) Participant shall not use or disclose Company or customer confidential information.

(iii) Participant shall cooperate with the Company in any investigation, litigation or other proceeding, provide testimony as may be required, and notify the Company should Participant become aware of any investigation, litigation or other proceeding or be subject to any subpoena or legally compulsive process seeking disclosure of confidential information.

(iv) Participant shall provide transition duties as set forth in the Transition Agreement (if applicable).

(v) Participant shall not disparage the Company.

(vi) Participant shall return to the Company all Company documents, badges, devices and equipment.

(b) Notwithstanding the foregoing, nothing in this Section 4 or in any Participant’s Transition Agreement or Release (as applicable) shall restrict or prohibit any Participant from communicating with, providing testimony before, providing confidential information to, or filing or cooperating in a claim or investigation directly with a self-regulatory authority or a government agency or entity, including the Equal Employment Opportunity Commission, the Department of Labor, the National Labor Relations Board, the Department of Justice, the

Securities and Exchange Commission, Congress, and any agency Inspector General, or from making other disclosures that are protected under the whistleblower provisions of applicable state or federal law or regulation.

(c) By accepting any benefit under this Plan, each Participant acknowledges and agrees that all benefits provided under this Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts (or has adopted, including the Executive Incentive Compensation Recoupment Policy, as amended from time to time).

(d) For purposes of this Section 4, the term “Company” includes the Company and its subsidiaries and Affiliates.

5. DISPUTE RESOLUTION.

(a) To the extent permitted by applicable law and to the extent that the enforceability of this Plan is not thereby impaired, any and all disputes, controversies or claims between a Participant and the Company or any of its Affiliates arising out of, or relating to, the terms, conditions, commencement, termination, or any other aspect of Participant’s employment or engagement with the Company or any of its Affiliates (including but not limited to any disputes arising under this Plan), except those arising under Section 5(d) hereof, shall be determined exclusively by final and binding arbitration before a single arbitrator in accordance with the applicable Arbitration Rules and Procedures, or successor rules then in effect, of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) and judgment upon the award of the arbitrator may be rendered in any court of competent jurisdiction. As a material part of this agreement to arbitrate claims, the parties expressly waive all rights to a jury trial in court on all statutory or other claims. This Section 5 does not purport to limit either party’s ability to recover any remedies provided for by applicable statute, including attorneys’ fees.

(b) The arbitration shall be held in the Austin, Texas metropolitan area, and shall be administered by JAMS or, in the event JAMS does not then conduct arbitration proceedings, a similarly reputable arbitration administrator. Under such proceeding, the parties shall select a mutually acceptable, neutral arbitrator from among the JAMS panel of arbitrators. Except as provided herein, the Federal Arbitration Act shall govern the interpretation and enforcement of such arbitration proceeding. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the State of Texas or federal law as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The parties agree that they will be allowed to engage in adequate discovery, the scope of which will be determined by the arbitrator, consistent with the nature of the claims in dispute and the efficiencies that arbitration is designed to promote. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award that shall include a written statement of opinion setting forth the arbitrator’s findings of fact and conclusions of law. Judgment upon the award may be entered in any court having jurisdiction thereof. The parties intend this arbitration provision to be valid, enforceable, irrevocable and construed as broadly as possible.

(c) The Company shall be responsible for payment of the arbitrator’s fees as well as all administrative fees associated with the arbitration. The parties shall be responsible for their own attorneys’ fees and costs (including expert fees and costs). However, the arbitrator will have the authority to award attorneys’ fees to the prevailing party, if the arbitrator finds that the non-prevailing party has acted in bad faith.

(d) The parties agree, however, that damages would be an inadequate remedy for the Company or any of its Affiliates in the event of a breach or threatened breach of any provision of any proprietary information and/or inventions agreement entered into by Participant. In the event of any such breach or threatened breach, the Company or any of its Affiliates may, either with or without pursuing any potential damage remedies, obtain from a court of competent jurisdiction, and enforce, an injunction prohibiting Participant from violating any provision of any proprietary information agreement and requiring Participant to comply with the terms of that agreement.

6. ADMINISTRATION OF PLAN; CLAIMS PROCEDURE.

(a) General. Except as specifically provided herein, the Plan shall be administered by the Compensation and People Committee of the Board (the “Committee”). The Committee may delegate any administrative duties, including, without limitation, duties with respect to the processing, review, investigation, approval and payment of severance benefits, to designated individuals or committees. The Committee shall be the “administrator” and a “named fiduciary” under the Plan for purposes of ERISA (as defined below).

(b) Interpretations and Variations. The Committee shall have the duty and authority to interpret and construe, in its sole discretion, the terms of the Plan in regard to all questions of eligibility, the status and rights of Participants, and the manner, time and amount of any payment under the Plan. The Committee or its representative shall decide any issues arising under this Plan, and the decision of the Committee shall be binding and conclusive on the Participants and the Company. Any variations from the Plan may be made only by the Committee in its sole discretion.

(c) Filing a Claim. It is not normally necessary to file a claim in order to receive benefits under this Plan; however, if a Participant (the “Claimant”) feels he or she has been improperly denied severance benefits, any claim for payment of severance benefits shall be signed, dated and submitted to the General Counsel of the Company, as set forth in Section 8(c) hereof. The Committee shall then evaluate the claim and notify the Claimant of the approval or disapproval in accordance with the provisions of this Plan not later than 90 days after the Company’s receipt of such claim unless special circumstances require an extension of time for processing the claims. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than 180 days after the date on which the claim was filed). If the Claimant does not provide all the necessary information for the Committee to process the claim, the Committee may request additional information and set deadlines for the Claimant to provide that information.

(d) Notice of Initial Determination. The Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (i) the specific reasons for the denial, (ii) specific references to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary and (iv) an explanation of this Plan’s appeal procedures, which shall also include a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following a denial of the claim upon review.

(e) Right to Appeal. If a claim for payment of severance benefits made in accordance with the procedures specified in this Plan is denied, in whole or in part, the Claimant shall have the right to request that the Committee review the denial, provided that the Claimant files a written request for review with the Committee within 60 days after the date on which the Claimant received written notification of the denial. The Claimant may review or receive copies, upon request and free of charge, of any documents, records or other information “relevant” (within the meaning of Department of Labor Regulation 2560.503-1(m)(8)) to the Claimant’s claim. The Claimant may also submit written comments, documents, records and other information relating to his or her claim.

(f) Review of Appeal. In deciding a Claimant’s appeal, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial review of the claim. If the Claimant does not provide all the necessary information for the Committee to decide the appeal, the Committee may request additional information and set deadlines for the Claimant to provide that information. Within 60 days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification within such initial 60 day period specifying the reasons for the extension and when such review shall be completed (provided that, to the extent required by ERISA, such review shall be completed within 120 days after the date on which the request for review was filed).

(g) Notice of Appeal Determination. The decision on review shall be forwarded to the Claimant in writing and, in the case of a denial, shall include (i) specific reasons for the decision, (ii) specific references to the pertinent Plan provisions upon which the decision is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records or other information “relevant” to the Claimant’s claim and (iv) a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following a wholly or partially denied claim for benefits. The Committee’s decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures herein outlined, such Claimant shall have no right to review and shall have no right to bring any arbitration or court action, and the denial of the claim shall become final and binding on all persons for all purposes. Any notice and decisions by the Committee under this Section 6 may be furnished electronically in accordance with the applicable Department of Labor regulations.

7. NON-DUPLICATION OF BENEFITS; NO MITIGATION. The Company may, in its discretion and to the extent permitted under applicable law, offset against the Participant’s benefits under this Plan or the applicable Transition Agreement or Release, any other severance, termination, or similar benefits payable to the Participant by the Company, including, but not limited to any amounts paid under any employment agreement or other individual contractual arrangement, or amounts paid to comply with, or satisfy liability under, the Worker Adjustment and Retraining Notification Act or any other federal, state, or local law requiring payments in connection with an involuntary termination of employment, plant shutdown, or workforce reduction, including, but not limited to, amounts paid in connection with paid leaves of absence, back pay, benefits, and other payments intended to satisfy such liability or alleged liability. In no event shall any Participant be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Participant under any of the provisions of this Plan and such amounts shall not be reduced whether or not the Participant obtains other employment.

8. GENERAL.

(a) No Waiver. No failure by the Company or a Participant at any time to give notice of any breach by the Company or a Participant, or to require compliance with, any condition or provision of this Plan shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

(b) Severability. If for any reason a court of competent jurisdiction or arbitrator finds any provision of this Plan to be unenforceable, the provision shall be deemed amended as necessary to conform to applicable laws or regulations, or if it cannot be so amended, the remainder of the Plan shall continue in full force and effect as if the offending provision were not contained herein.

(c) Notices. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be considered effective either (a) upon personal service, or (b) upon delivery by facsimile and depositing such notice in the U.S. Mail, postage prepaid, return receipt requested and, if addressed to the Company, in care of the General Counsel at the Company’s corporate headquarters at [•], and, if addressed to Participant, at his or her most recent address shown on the Company’s corporate records or at any other address that Participant may specify in any appropriate notice to the Company, or (c) upon only depositing such notice in the U.S. Mail as described in clause (b) of this paragraph, or (d) upon delivery by email, if addressed to the Company to [•], and if addressed to Participant to such email address as Participant may specify by notice to the Company.

(d) Governing Law. THIS PLAN SHALL BE DEEMED TO BE MADE IN THE STATE OF TEXAS, AND, TO THE EXTENT NOT PREEMPTED BY ERISA OR OTHER FEDERAL LAW, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES. By participating in this Plan, each Participant and the Company hereby irrevocably consent to, and agree not to object or assert any defense or challenge to, the jurisdiction and venue of the state and federal courts located in Texas and agree that, subject to Sections 5 and 6 hereof, any claim may be brought in a court of law or equity in any such Texas court. Note, however, that Transition Agreements or Releases with Participants outside of Texas may be governed by the laws of the jurisdiction in which they worked prior to the separation of employment.

(e) Assignment and Successors. The Company shall have the right to assign its rights and obligations under this Plan to an entity that, directly or indirectly, acquires all or substantially all of the assets of the Company, and in the event of a Change of Control, the Company shall require the successor or survivor corporation to expressly assume this Plan and agree to perform the Company’s obligations under this Plan. The rights and obligations of the Company under this Plan shall inure to the benefit and shall be binding upon the successors and assigns of the Company. Participant’s rights, benefits and obligations under this Plan are personal and shall not be voluntarily or involuntarily assigned, alienated, or transferred, whether by operation of law or otherwise, without the prior written consent of the Company.

(f) Amendment and Termination of this Plan. The Committee may amend, modify or terminate this Plan at any time; provided, however, that except as specifically provided for in Section 8(j) hereof, (i) no amendment, modification or termination of the Plan that is materially adverse to the Participants shall become effective earlier than ninety (90) days after the date of the relevant corporate action authorizing such amendment, modification or termination, (ii) within the one-year period following a Change of Control, no amendment, modification or termination of the Plan that is materially adverse to the Participants shall become effective earlier than one (1) year after the date of the relevant corporate action authorizing such amendment, modification or termination, and (iii) no such amendment, modification or termination shall affect the right to any unpaid severance benefits under the terms of this Plan or the applicable Transition Agreement or Release of any Participant whose notice of termination without Cause or notice of termination for Good Reason has occurred prior to such amendment, modification or termination of this Plan.

(g) Survival. If a Participant’s notice of termination without Cause or notice of termination for Good Reason occurs while the Plan is in effect, the provisions of this Plan, including Sections 2, 4, 5, 6, 7, 8, and 9 shall survive and remain binding and enforceable, notwithstanding the expiration or termination of this Plan or the termination of such Participant’s employment with the Company or any of its Affiliates, to the extent necessary to preserve the intended benefits of such provisions.

(h) Taxes and Other Withholdings. Notwithstanding any other provision of this Plan, the Company or any of its Affiliates may withhold from amounts payable hereunder all federal, state, local and foreign taxes and other amounts that are required to be withheld by applicable laws or regulations, and the withholding of any amount shall be treated as payment thereof for purposes of determining whether the Participant has been paid amounts to which Participant is entitled.

(i) Tax Matters. The intent of the parties is that payments and benefits under this Plan and the applicable Transition Agreement or Release comply with Section 409A of the Code, to the extent subject thereto, and accordingly, to the maximum extent permitted, this Plan and the applicable Transition Agreement or Release shall be interpreted and administered to be in compliance therewith. In the event that the Company determines that any provision of this Plan or the applicable Transition Agreement or Release does not comply with Section 409A of the Code or any such rules, regulations or guidance and that as a result any Participant may become subject to a Section 409A tax, notwithstanding Section 8(f) hereof, the Company shall have the discretion to amend or modify such provision to avoid the application of such Section 409A tax, and in no event shall any Participant’s consent be required for such amendment or modification. Notwithstanding anything contained herein to the contrary, the Participant shall not be considered to have terminated employment with the Company or any of its Affiliates for purposes of any payments under this Plan or the applicable Transition Agreement or Release which are subject to Section 409A of the Code until the Participant has incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Further, solely to the extent necessary to comply with Section 409A of the Code, a “Change of Control” shall mean a transaction defined as a “Change of Control” for purposes of this Plan that also constitutes a “change in control event” within the meaning of Section 409A of the Code and Treasury Regulation § 1.409A-3(i)(5). Each amount or installment to be paid or benefit to be provided under this Plan or the applicable Transition Agreement or Release shall be construed as a separate identified payment for purposes of Section 409A of the Code. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid an accelerated or additional tax under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Plan, the applicable Transition Agreement or Release and all other company plans and agreements during the six-month period immediately following a Participant’s separation from service shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or, if earlier, the Participant’s date of death). With respect to any amounts or benefits that are conditioned on the receipt and non-revocation of a release of claims, if the period during which the Participant may execute such release of claims commences in one calendar year and ends in a subsequent calendar year, such amounts or benefits shall be paid or provided in the subsequent calendar year to the extent required to comply with Section 409A of the Code. To the extent required to avoid an accelerated or additional tax under Section 409A of the Code, amounts reimbursable to the Participant shall be paid to the Participant on or before the last day of the year following the year in which the expense was incurred and the amount of expenses eligible for reimbursement (and in kind benefits provided to the Participant) during one year may not affect amounts reimbursable or provided in any subsequent year. The Company makes no representation that any or all of the payments described in this Plan or the applicable Transition Agreement or Release will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment.

(j) Excise Taxes.

(i) Notwithstanding anything to the contrary in this Plan or the applicable Transition Agreement or Release (or any other agreement entered into by and between a Participant and the Company or any of its Affiliates or any incentive arrangement or plan offered by the Company or any of its Affiliates), in the event that any amount or benefit paid or distributed to the Participant pursuant to this Plan or the applicable Transition Agreement or Release, taken together with any amounts or benefits otherwise paid or distributed to the Participant by the Company or any of its Affiliates (collectively, the “Covered Payments”), would exceed the amount which can be paid to the Participant without the Participant incurring an Excise Tax (as defined below), then the amounts payable to the Participant under this Plan, the applicable Transition Agreement or Release or any other agreement by and between the Participant and the Company (or any of its Affiliates) or pursuant to any incentive arrangement or plan offered by the Company (or any of its Affiliates) shall be reduced (but not below zero) to the maximum amount of Covered Payments which may be paid without the Participant becoming subject to the Excise Tax (such reduced payments to be referred to as the “Payment Cap”), but only if and to the extent such reduced amount would provide a greater net after-tax benefit (after taking into account federal, state, local or other income, employment and excise taxes) to the Participant than an unreduced payment that would subject the Participant to an Excise Tax. In the event the Participant receives reduced payments and benefits as a result of application of this Section 8(j), such payments and/or benefits to the Participant shall be reduced in the following order: first, payments that are payable in cash, with amounts that are payable last reduced first; second, payments due in respect of any equity or equity awards included at their full value under Section 280G of the Code (rather than their accelerated value); third, payments due in respect of any equity or equity awards valued at accelerated value under Section 280G, with the highest values reduced first (as such values are determined under Treasury Regulation Section 1.280G-1, Q&A 24); and fourth, all other non-cash benefits.

(ii) Immediately upon a Change of Control, the Company shall notify the Participant of any modification or reduction as a result of the application of this Section 8(j). In the event the Participant and the Company disagree as to the application of this Section 8(j), the Company shall select a law firm or accounting firm from among those regularly consulted (during the twelve-month period immediately prior to the Change of Control that resulted in the characterization of the Covered Payments as parachute payments) by the Company, and such law firm or accounting firm shall determine, at the Company’s expense, the amount to which the Participant shall be entitled hereunder (and pursuant to any other agreements, incentive arrangements or plans), taking into consideration the application of this Section 8(j), and such determination shall be final and binding upon the Participant and the Company.

(k) Deemed Resignations. Any termination of a Participant’s employment (or execution of a Transition Agreement or Release) shall constitute an automatic resignation of such Participant as an officer of the Company and each Affiliate of the Company, an automatic resignation from the board of directors, if applicable, of the Company and each Affiliate of the Company and from the board of directors or similar governing body of any corporation, limited liability company or other entity in which the Company or any Affiliate holds an equity interest and with respect to which board or similar governing body such Participant serves as the Company’s or such Affiliate’s designee or other representative.

(l) No Guarantee of Employment. This Plan shall not be construed as creating any contract of employment between the Company or any of its Affiliates, on the one hand, and any Participant, on the other hand, nor shall this Plan be construed as restricting in any way the rights of the Company or any of its Affiliates to terminate the employment of any Participant at any time and for any reason subject, however, to any rights of a Participant under this Plan.

(m) Discrepancies. In case of discrepancies between this Plan and the applicable Transition Agreement or Release, the terms set forth in the applicable Transition Agreement or Release will control.

9. DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings set forth below:

(a) “Accrued Benefits” shall mean, with respect to any Participant, (i) any earned but unpaid base salary and any outstanding expense reimbursements submitted and approved in accordance with the Company’s expense reimbursement policies, (ii) any accrued and unused paid time off, and (iii) other unpaid vested amounts or benefits under the Company’s or any of its Affiliates’ compensation, incentive and benefit plans in which the Participant participates, in each case as of the effective date of termination of such Participant’s employment with the Company and its Affiliates.

(b) “Affiliate(s)” shall mean, with respect to any specified person, any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person. For purposes of the definition of “Affiliate(s),” the term “person” has the meaning described in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(c) “Base Salary” shall mean, with respect to any Participant, such Participant’s annual rate of base salary in effect immediately prior to the Participant’s Qualifying Termination or, if earlier, immediately prior to the commencement of the Participant’s Transition Period (if applicable), determined without regard to any reduction that constitutes Good Reason for such Participant’s termination of employment pursuant to Section 9(s).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Cause” shall mean, with respect to any Participant, the occurrence of any of the following: (i) the failure by Participant to perform Participant’s duties with the Company and its subsidiaries (other than any such failure resulting from Participant’s incapacity due to physical or mental illness) after a written demand for performance is delivered to Participant by the Company which demand identifies the manner in which the Company believes that Participant has not performed Participant’s duties, (ii) the engaging by Participant in conduct which is injurious to the Company or its subsidiaries, monetarily or otherwise, (iii) Participant’s conviction of, guilty plea to, or entering a plea of nolo contendere to, a felony, or (iv) Participant’s breach of any terms of the Company’s Code of Conduct, employee handbook or manual, written policies, or written agreements between the Company and Participant, including in each case, without limitation, with respect to confidential information and restrictive covenants.

(f) “Change of Control” shall have the meaning set forth in the Equity Incentive Plan.

(g) “Change of Control Protection Period” shall mean, with respect to any Participant, the twenty-four (24) month period commencing on the date of a Change of Control.

(h) “CEO” shall mean Chief Executive Officer of the Company.

(i) “Claimant” shall mean a Participant who feels he or she has been improperly denied severance benefits under this Plan and who signs, dates and submits a claim for payment of severance benefits under this Plan to the General Counsel of the Company, as set forth in Section 8(c) hereof.

(j) “Committee” shall mean the Compensation and People Committee of the Board of Directors of the Company.

(k) “Company” shall mean Axiom Solutions International, Inc., a Texas corporation.

(l) “Covered Payments” shall mean any amount or benefit paid or distributed to the Participant pursuant to this Plan or the applicable Transition Agreement or Release, taken together with any amounts or benefits otherwise paid or distributed to the Participant by the Company or any of its Affiliates.

(m) “Deferred Compensation Plan” shall mean the Company’s 2027 Deferred Compensation Plan, as may be amended from time to time, and any successor nonqualified deferred compensation plan.

(n) “ELT Participant” shall mean the CEO and any member of the Company’s Executive Leadership Team who reports to the CEO, disregarding any event that constitutes Good Reason for such Participant’s termination of employment pursuant to Section 9(s).

(o) “Equity Incentive Plan” shall mean the Axiom Solutions International, Inc. 2027 Equity Incentive Plan, as may be amended from time to time, or, as applicable, any successor stockholder-approved equity compensation plan of the Company.

(p) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

(q) “Excise Tax” shall mean the excise tax imposed by Section 4999 of the Code or any similar state or local tax that may be imposed.

(r) “GC” shall mean the General Counsel of the Company.

(s) “Good Reason” shall have the meaning set forth with respect to a Participant in the applicable provisions of this Section 9(s), provided in any case that a Participant’s termination of employment shall only be considered to constitute “Good Reason” if the Participant also timely satisfies the written notice requirements of

Section 2(b) of this Plan and the Company fails to correct the applicable condition specified in the Participant’s written notice during the correction period set out in Section 2(b) of this Plan:

(i) ELT Participants. With respect to an ELT Participant, “Good Reason” shall mean the occurrence of any of the following events or circumstances:

(A) a material diminution in the position, authority, duties or responsibilities of the Participant;

(B) the assignment to the Participant of any duties that are materially inconsistent with the Participant’s status as an officer;

(C) any failure by the Company to obtain the written assumption of this Plan by any successor to the Company as contemplated in Section 8(e) hereof;

(D) material reduction in target base salary and target bonus opportunity; or

(E) mandatory relocation of 50 miles or more.

(ii) Other Participants. With respect to any Participant other than an ELT Participant, “Good Reason” shall mean the occurrence of any of the following events or circumstances:

(A) a material reduction in target base salary and target bonus opportunity (other than as part of an across-the-board, proportional salary reduction applicable to similarly situated employees); or

(B) mandatory relocation of 50 miles or more.

(t) “JAMS” shall mean Arbitration Rules and Procedures, or successor rules then in effect, of Judicial Arbitration and Mediation Services, Inc.

(u) “Participant or Participants” shall mean individuals who are classified as employees of the Company or one of its Affiliates who are at or above Grade 35, including the CEO of the Company.

(v) “Payment Cap” shall mean the maximum amount of Covered Payments that may be paid without the Participant becoming subject to the Excise Tax.

(w) “PSUs” shall mean performance-based restricted share units.

(x) “Permanent Disability” shall mean any medically determinable physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than twelve (12) months and that renders Participant unable to perform effectively all of the essential functions of Participant’s position, with or without reasonable accommodation.

(y) “Plan” shall mean this Executive Severance Plan.

(z) “Prior Approval” shall mean the CEO’s and the GC’s written approval, which shall not be denied unreasonably, that Participants are required to obtain before providing services to competing firms, suppliers, and/or customers.

(aa) “Prior Confirmation” shall mean the CEO’s and the GC’s written confirmation, which shall be made in good faith, that Participants are required to obtain (before obtaining Prior Approval) regarding whether a Participant’s potential employer is considered a competing firm, supplier or customer of the Company.

(bb) “Qualifying Termination” shall mean (i) the termination of a Participant’s employment by the Company or an Affiliate without Cause and not as a result of the Participant’s death or Permanent Disability, or (ii) a Participant’s termination of his or her employment with the Company and its Affiliates for Good Reason.

(cc) “RSUs” shall mean service-based restricted share units.

(dd) “Target Annual Bonus” shall mean, with respect to any Participant, such Participant’s target annual bonus amount under the Company’s annual incentive bonus plan for the fiscal year in which such Participant’s Qualifying Termination occurs (or if earlier, the fiscal year in which such Participant’s Transition Period begins, if applicable), determined without regard to any reduction in such target annual bonus amount that constitutes Good Reason for such Participant’s termination of employment pursuant to Section 9(s).

(ee) “Transition Agreement” shall mean a Transition and Release Agreement in a form provided by the Company which Participants other than the CEO are required to sign in order to receive benefits under this Plan in connection with a Qualifying Termination that occurs outside the Change of Control Protection Period and in which such Participants agree to provide services during the Transition Period, in each case in accordance with and subject to the terms thereof.

(ff) “Transition Period” shall mean a period of 12 months (or such shorter or longer period as set forth in an applicable Transition Agreement) following the transition commencement date specified in the Transition Agreement signed by a Participant other than the CEO in connection with a Qualifying Termination that occurs outside the Change of Control Protection Period, during which such Participant agrees to provide transition services to the Company in order to receive benefits under this Plan, in each case in accordance with and subject to the terms of the Transition Agreement.

[END OF DOCUMENT]

Annex S

Execution Version

STOCK PURCHASE AGREEMENT

by and among

EPC POWER CORP., as the Company,

CHARGE PARENT, LLC, as the Seller,

ACS ACQUISITIONS, INC., as the Purchaser,

and

FLEX LTD. (solely for purposes of Section 13.24)

September 3, 2026

INDEX OF EXHIBITS

Exhibit A	Persons Entering into Restrictive Covenant Agreements
Exhibit B	Form of Assignment
Exhibit C	R&W Policy

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September 3, 2026, is made by and among EPC Power Corp., a Delaware corporation (the “Company”); ACS Acquisitions, Inc., a Delaware corporation (the “Purchaser”); Charge Parent, LLC, a Delaware limited liability company (the “Seller”); and solely for purposes of Section 13.24, Flex Ltd., a company organized under the laws of Singapore (“Flex”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Article XII below.

WHEREAS, as of the date of this Agreement, the Seller is the record and beneficial owner of all of the Company’s issued and outstanding Company Common Stock;

WHEREAS, the Company Common Stock, together with the RSUs, represent all of the issued and outstanding Equity Interests of the Company;

WHEREAS, Purchaser desires to purchase all of the Company Common Stock from the Seller, and the Seller desires to sell all of the Company Common Stock to Purchaser, in accordance with the terms and conditions set forth in this Agreement; and

WHEREAS, as a condition and inducement to Purchaser to enter into this Agreement, concurrently with the execution and delivery of this Agreement, each of the Persons listed on Exhibit A has executed and delivered to Purchaser a confidential information, non-competition and non-solicitation agreement to be effective upon, and subject to the occurrence of, the Closing.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

SALE AND PURCHASE OF THE COMPANY COMMON STOCK

1.01 Sale and Purchase of the Company Common Stock. Upon the terms and subject to the conditions set forth in this Agreement, the Seller agrees to sell, assign, transfer, convey and deliver to the Purchaser at the Closing, and the Purchaser agrees that it shall purchase, acquire and accept delivery from the Seller at the Closing, all right, title and interest in and to all of the issued and outstanding shares of Company Common Stock, free and clear of all Liens (other than restrictions relating to the transferability of securities under applicable securities Laws).

1.02 Purchase Price. The aggregate purchase price for the Company Common Stock shall be an amount equal to the sum (as adjusted following the Closing pursuant to Section 1.04 and Section 1.05) (the “Purchase Price”) of:

(a) $4,400,000,000; minus

(b) Estimated Leakage; minus

(c) Estimated Transaction Expenses.

1.03 Estimated Closing Statement. On or prior to the fifth (5th) Business Day before the Closing Date, the Seller shall deliver to the Purchaser a certificate executed by an officer of each of the Seller and the Company, in such capacities (the “Estimated Closing Statement”) setting forth the Seller’s good faith determination of (i) Leakage (“Estimated Leakage”) and, for informational purposes only, any Permitted Leakage, (ii) Transaction Expenses (“Estimated Transaction Expenses”) (to the extent unpaid as of immediately prior to the Closing), and (iii) the resulting calculation of the Purchase Price (the “Estimated Purchase Price”). The Estimated Closing Statement will be accompanied by reasonable detail and documentation supporting the determination of each such calculation, including a schedule setting forth, on a person-by-person basis, the Per RSU Payoff Amount payable to each holder of RSUs and the portion of the EIP Payments payable to each such person entitled to such payments (or confirmation that Annex 4.05(a)(i) attached to the Disclosure Schedule accurately represents all such EIP Payments), as applicable (such schedule, the “RSU and EIP Closing Schedule”). From the date of delivery of the Estimated Closing Statement until the Closing, the Seller and the Company shall, and shall cause their respective representatives to, provide the Purchaser and its accountants, advisors and other representatives reasonable access to the Seller’s and the Company’s employees and books and records, work papers, and other supporting data of the Seller and/or the Company, in each case for purposes of Purchaser’s review of the Estimated Closing Statement and the calculations set forth therein and upon reasonable prior notice and during normal business hours; provided, that such access shall be in a manner that does not unreasonably interfere with the normal business operations of the Seller and the Company Group. Prior to the Closing, the Seller shall consider in good faith any comments to the Estimated Closing Statement made by the Purchaser.

1.04 Calculation of Post-Closing Purchase Price Adjustments.

(a) No later than five (5) months following the Closing Date, Purchaser shall deliver to Seller a statement (the “Closing Statement”) setting forth Purchaser’s good faith determination of (i) any amounts of Leakage that were not included in Estimated Leakage as set forth on the Estimated Closing Statement or (ii) any Transaction Expenses that were not included in Estimated Transaction Expenses as set forth on the Estimated Closing Statement, in each case along with reasonable detail and documentation supporting the determination of such amounts. If Purchaser does not deliver the Closing Statement within such five (5) month period, the Seller’s calculation of the Purchase Price as set forth in the Estimated Closing Statement shall be deemed to have been accepted by the Purchaser as the final and binding calculation of the amounts set forth therein.

(b) Upon the delivery of the Closing Statement, Purchaser and the Company shall, and shall cause their respective representatives to, provide the Seller and its accountants, advisors and other representatives reasonable access to the Company’s and the Purchaser’s employees, and books and records, work papers, and other supporting data of the Company and/or Purchaser, for purposes of the Seller’s review of the Closing Statement and the amounts set forth therein. No later than thirty (30) days following delivery of the Closing Statement, if the Seller disputes any amounts set forth therein, the Seller may deliver to the Purchaser a statement setting forth its objections in reasonable detail to the items in the Closing Statement (the “Objections Statement”). If the Seller does not deliver an Objections Statement before the expiration of the applicable thirty (30) day period, the amounts identified by the Purchaser in the Closing Statement shall be conclusively determined to constitute Leakage or Transaction Expenses, as applicable.

(c) In the event an Objections Statement is delivered before the expiration of such thirty (30) day period pursuant to Section 1.04(b) above, the Purchaser and the Seller will negotiate in good faith to resolve such objections set forth therein. The Seller shall be deemed to have agreed with all amounts set forth in the Closing Statement that are not the subject of such Objections Statement, and all such amounts shall be conclusively determined to constitute Leakage or Transaction Expenses. If the Seller and the Purchaser do not reach a final resolution within fifteen (15) days of delivery of the Objections Statement, the Seller and the Purchaser shall submit all items remaining in dispute to Grant Thornton LLP or, in the event such firm is unwilling or unable to serve in such role, a mutually agreeable nationally recognized accounting firm with sufficient experience as a neutral accounting expert (the “Accounting Expert”). All submissions to the Accounting Expert must be in writing and delivered to each party to the dispute simultaneously with delivery of such submissions to the Accounting Expert. The Accounting Expert shall base its determination solely on the written presentations submitted by the Purchaser and the Seller and shall in all respects be bound by the definitions and procedures set forth in this Agreement (i.e., not on the basis of an independent review). The Accounting Expert shall act only as an expert and not as an arbitrator. Without the prior consent of the Seller (in the case of Purchaser) or Purchaser (in the case of the Seller) no party to this Agreement (or their respective representatives) may have any ex parte conversations or meetings with the Accounting Expert, and there may not be any hearings or oral examinations, testimony, depositions, discovery or other similar proceedings. Purchaser and the Seller each agree to execute a reasonable and customary engagement letter consistent with the terms of this Agreement, if such letter is required by the Accounting Expert. The scope of the disputes to be resolved by the Accounting Expert shall be limited to whether the items included in the Objections Statement constitute Leakage or Transaction Expenses that were not included in the Estimated Closing Statement. The Accounting Expert may not assign a value to any item in dispute greater than the greatest value assigned by the Purchaser, on the one hand, or the Seller, on the other hand, or less than the smallest value for such item assigned by the Purchaser, on the one hand, or the Seller, on the other hand. The parties will reasonably cooperate with the Accounting Expert during the term of its engagement. The Seller and the Purchaser shall request that the Accounting Expert deliver its final resolution within fifteen (15) days following submission of such disputed matters to the Accounting Expert. The Accounting Expert’s final resolution shall be final, binding and non-appealable by the parties hereto absent fraud or manifest error. The Purchaser and the Seller each shall pay their own costs and expenses incurred in connection with the dispute resolution procedure set forth above; provided, that, the fees and expenses of the Accounting Expert shall be borne by the Purchaser and the Seller based on the percentage of disputed items that the Accounting Expert determines in a manner adverse to such party relative to the total items in dispute as originally submitted to the Accounting Expert by the Purchaser and the Seller. For example, should the items in dispute total in amount to $1,000 and the Accounting Expert awards $600 in favor of the Seller’s position, 60% of the costs of its review would be borne by the Purchaser and 40% of the costs would be borne by the Seller.

(d) Any amounts set forth in the Closing Statement that are conclusively determined to constitute Leakage or Transaction Expenses based either upon agreement or deemed agreement by the Purchaser and the Seller in accordance with Sections 1.04(a), 1.04(b) or 1.04(c), or the written determination of the Accounting Expert in accordance with Section 1.04(c), shall constitute “Additional Leakage” and “Additional Transaction Expenses”, respectively, for all purposes of this Agreement.

1.05 Payment of Post-Closing Purchase Price Adjustments; Release of Escrow Account.

(a) Upon final determination of any amounts of Additional Leakage or Additional Transaction Expenses in accordance with Section 1.04, the Purchaser shall be entitled to recover such amounts (i) first, from the Escrow Account; and (ii) second, to the extent such amounts exceed the amounts then remaining in the Escrow Account, directly from the Seller. In furtherance thereof, within five (5) Business Days of the determination of any such Additional Leakage or Additional Transaction Expenses, (A) the Purchaser and the Seller shall deliver joint written instructions to the Escrow Agent to release from the Escrow Account to the Purchaser the lesser of (x) the amount of such Additional Leakage and Additional Transaction Expenses and (y) the amount then-remaining in the Escrow Account and (B) if the full amount of Additional Leakage and Additional Transaction Expenses has not been paid to the Purchaser pursuant to clause (A), the Seller shall pay, or cause to be paid, to the Purchaser any remaining amount, by wire transfer of immediately available funds in accordance with the instructions provided in writing by the Purchaser.

(b) Following the payment to the Purchaser in accordance with Section 1.05(a) of any Additional Leakage or Additional Transaction Expenses as finally determined in accordance with Section 1.04, the Purchaser and the Seller shall deliver joint written instructions to the Escrow Agent to distribute the remaining amounts in the Escrow Account (if any, the “Escrow Balance”) (i) first, to the Company, for further payment to the holders of the RSUs, the RSU Escrow Payoff; and (ii) second, to the Seller, the remaining amounts in the Escrow Account. Concurrently with delivery of the joint written instructions to the Escrow Agent, the Seller shall deliver to the Purchaser a schedule setting forth, on a person-by-person basis, the Per RSU Escrow Payoff Amount payable to each holder of RSUs. Promptly, and no later than the second regular payroll date of the Company, following such distribution, the Company shall pay the RSU Escrow Payoff to the holders of the RSUs in accordance with their entitlement pursuant to Section 7.04.

(c) Except as otherwise required by applicable Law, payments made pursuant to this Section 1.05 shall be treated as an adjustment to the Purchase Price for U.S. federal, state, local and non-U.S. income Tax purposes.

(d) Purchaser shall be entitled to rely on the RSU and EIP Closing Schedule and the schedule delivered by the Seller pursuant to Section 1.05(b) in allocating and making payments hereunder, and shall have no liability for any inaccuracy or alleged inaccuracy in such schedules.

1.06 Withholding. The Purchaser may deduct and withhold from the consideration otherwise paid or deliverable to any Person in connection with the Transactions such amounts that the Purchaser is required to deduct and withhold under applicable Law. Other than with respect to withholding Taxes owed as a result of the failure of Seller to deliver the form described in Section 2.02(b), Purchaser will, prior to any deduction or withholding, use commercially reasonable efforts to notify such Person in writing of any anticipated deduction or withholding. The parties shall cooperate to reduce or eliminate any such amounts required to be deducted and withheld to the maximum extent permitted by applicable Law. Any such amounts that are so deducted and withheld, and timely paid to the appropriate Taxing Authority by the Purchaser, shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE II

THE CLOSING

2.01 The Closing. The closing (the “Closing”) of the transactions contemplated by this Agreement (the “Transactions”) shall take place remotely by electronic exchange of documents and signatures at 10:00 am Pacific Time on the fifth Business Day following full satisfaction, or due waiver by the party entitled to the benefit thereof, of all of the conditions to the Closing set forth in Article III hereof (other than those to be satisfied at the Closing itself, but subject to the full satisfaction or due waiver of those conditions at such time), or such other date and time as is mutually agreeable to the Purchaser and the Seller; provided, that notwithstanding the foregoing, in no event shall the Closing Date occur prior to October 1, 2026 (the “Inside Date”). The date on which the Closing actually occurs is referred to herein as the “Closing Date.”

2.02 The Closing Transactions. Subject to the terms and conditions set forth in this Agreement, the parties hereto shall consummate the following transactions at the Closing:

(a) the Seller shall deliver to the Purchaser a duly executed assignment of all of the issued and outstanding shares of Company Common Stock (the “Assignment”), in substantially the form attached hereto as Exhibit B to evidence the sale, assignment, transfer and delivery thereof to the Purchaser;

(b) the Seller shall deliver to the Purchaser a duly completed and executed IRS Form W-9 of the Seller;

(c) the Seller shall deliver to the Purchaser a certificate, dated as of the Closing Date, by an officer of the Seller, stating that the preconditions specified in Sections 3.01(a) and 3.01(b) have been satisfied;

(d) the Company shall deliver to the Purchaser resignations, effective as of the Closing, of all directors and officers of the Company (in their capacity as such and not as employees thereof), executed by the applicable director and/or officer;

(e) the Seller shall deliver to the Purchaser the Escrow Agreement, duly executed by the Seller;

(f) the Purchaser shall (i) pay to the Seller an amount equal to the Estimated Purchase Price less the Escrow Amount by wire transfer of immediately available funds to the account provided by the Seller in writing (such account to have been provided at least three (3) Business Days prior to the Closing) and (ii) pay to the

Company, for further payment to the holders of the RSUs and persons entitled to the EIP Payments, the RSU Payoff and the EIP Payments (as applicable); provided, that promptly, and no later than the second regular payroll date of the Company, following the Closing, the Company shall pay the RSU Payoff to the holders of RSUs in accordance with their entitlement pursuant to Section 7.04 and the EIP Payments to the persons entitled to the EIP Payments pursuant to the Charge Parent, LLC 2025 Employee Incentive Plan;

(g) the Purchaser shall deliver to the Seller the Escrow Agreement, duly executed by the Purchaser and the Escrow Agent;

(h) the Purchaser shall pay to each recipient thereof the amount of Repaid Indebtedness set forth in the Payoff Letters and the Transaction Expenses set forth in the Invoices, as applicable, by wire transfer of immediately available funds in the amounts and to the accounts set forth in the applicable Payoff Letter or such Invoices, as applicable; provided that, notwithstanding the foregoing, (x) the RSU Payoff and the EIP Payments shall be paid in accordance with Section 2.02(f)(ii) and (y) in the case of any other Transaction Expenses that are compensatory payments to be paid through payroll, Purchaser shall cause the Company to make such payments through the Company’s payroll at the times such payments are otherwise payable in accordance with their terms (but in any event no earlier than the second regular payroll date of the Company following the Closing);

(i) the Company shall deliver to the Purchaser the Payoff Letters and take all other steps required under the Payoff Letters to cause the termination of the documents with respect to the Repaid Indebtedness, the release of Liens and guaranties with respect thereto and the actions required under the Payoff Letters with respect to any letters of credit;

(j) the Purchaser shall deliver to the Escrow Agent $5,000,000 (the “Escrow Amount” and the related account, the “Escrow Account”), which shall be held in accordance with the terms of this Agreement and the Escrow Agreement; and

(k) the Purchaser shall deliver to the Seller a certificate, dated as of the Closing Date, by an officer of the Purchaser, stating that the preconditions specified in Sections 3.02(a) and 3.02(b) have been satisfied.

ARTICLE III

CONDITIONS TO CLOSING

3.01 Conditions to the Purchaser’s Obligations. The obligation of the Purchaser to consummate the Transactions is subject to the satisfaction (or waiver by the Purchaser in writing) of the following conditions as of the Closing Date:

(a) (i) The representations and warranties set forth in Section 4.01 (Organization and Corporate Power; Subsidiaries), Section 4.02(a) and 4.02(b)(A) (Authorization; No Breach), Sections 4.03(c) (Equity Interests); Section 4.21 (Brokers), Section 5.02 (Organization and Power), Sections 5.04(a) and 5.04(b)(i) (Authorization; No Breach) and Section 5.06 (Brokers) shall be true and correct (without giving effect to any “materiality”, “Material Adverse Effect” or similar qualifiers contained in any of such representations and warranties) in all material respects as of the Closing Date as if made on and as of the Closing Date, (ii) the representations and warranties set forth in Sections 4.03(a) and 4.03(b) (Equity Interests) and Section 5.01 (Ownership of the Company Common Stock) shall be true and correct as of the Closing Date as if made on and as of the Closing Date except, in each case, for de minimis inaccuracies, (iii) the representations and warranties set forth in Section 4.05(b) (Absence of Certain Developments) shall be true and correct as of the Closing Date as if made on and as of the Closing Date and (iv) each of the other representations and warranties contained in Article IV shall be true and correct (without giving effect to any “materiality”, “Material Adverse Effect” or similar qualifiers contained in any of such representations and warranties) as of the Closing Date as if made on and as of the Closing Date, except (A) in each case of clauses (i), (ii), (iii) and (iv), representations and warranties that are made as of a specific date shall be true and correct (subject to the applicable standards set forth herein) only on and as of such date and (B) in the case of clause (iv), where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) Each of the Seller and the Company shall have performed or complied with in all material respects all of the covenants and agreements that are required to be performed or complied with by it under this Agreement at or prior to the Closing (subject to, for the avoidance of doubt, Section 9.03(f));

(c) No Law shall have been enacted, promulgated, issued, amended, entered or enforced by any Governmental Entity, or be in effect which would enjoin, restrain, prohibit, or prevent the performance of this Agreement or the consummation of the Transactions, declare unlawful the Transactions or impose any Burdensome Condition;

(d) All waiting periods (and any extensions thereof) applicable to the Transactions under the HSR Act, shall have expired or been terminated and any timing agreement with any Governmental Entity to delay or not consummate the Transactions, shall have expired or been terminated, without the imposition of any Burdensome Condition;

(e) The Seller shall have delivered or caused to be delivered to the Purchaser each of the items referenced in Section 2.02 to be delivered by the Seller or the Company; and

(f) The Pre-Closing Reorganization shall have been completed.

If the Closing occurs, all closing conditions set forth in this Section 3.01 (other than Section 3.01(e)) which have not been fully satisfied as of the Closing shall be deemed to have been waived by the Purchaser.

3.02 Conditions to the Seller’s Obligations. The obligation of the Seller to consummate the Transactions is subject to the satisfaction (or waiver by the Seller in writing) of the following conditions as of the Closing Date:

(a) (i) The representations and warranties set forth in Section 6.01 (Organization and Corporate Power), Section 6.02 (Authorization) and Section 6.09 (Brokers) shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date and (ii) each of the other representations and warranties contained in Article VI shall be true and correct as of the Closing Date as if made on and as of the Closing Date except (A) in each case of clauses (i) and (ii), representations and warranties that are made as of a specific date shall be true and correct (subject to the applicable standards set forth herein) only on and as of such date and (B) in the case of clause (ii), where the failure of such representations and warranties to be so true and correct would or would reasonably be expected, individually or in the aggregate, prevent, materially impede or materially delay the Closing or be materially adverse to the ability of Purchaser to timely perform its obligations under this Agreement including to consummate the Transactions;

(b) The Purchaser shall have performed or complied with in all material respects all of the covenants and agreements that are required to be performed or complied with by it under this Agreement at or prior to the Closing;

(c) No Law shall have been enacted, promulgated, issued, amended, entered or enforced by any Governmental Entity, or be in effect which would enjoin, restrain, prohibit, or prevent the performance of this Agreement or the consummation of the Transactions, or declare unlawful the Transactions;

(d) All waiting periods (and any extensions thereof) applicable to the Transactions under the HSR Act, and any timing agreement with any Governmental Entity to delay or not consummate the Transactions, shall have expired or been terminated; and

(e) The Purchaser shall have delivered or caused to be delivered to the Seller each of the items referenced in Section 2.02 to be delivered by the Purchaser.

If the Closing occurs, all closing conditions set forth in this Section 3.02 (other than Section 3.02(e)) which have not been fully satisfied as of the Closing shall be deemed to have been waived by the Seller.

3.03 Frustration of Closing Conditions. Neither Purchaser nor Seller may rely on the failure of any condition set forth in this Article III to be satisfied if such failure was caused by such party’s failure to act in good faith or to use the efforts to cause the Closing to occur as required by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES IN RESPECT OF THE COMPANY

The Seller represents and warrants to the Purchaser that the statements in this Article IV are true as of the date of this Agreement and, with respect to Section 4.04(f), as of the Closing (except for representations and warranties that are made as of a specific date, which are made only as of such date), except as set forth in the schedules accompanying this Agreement (each, a “Schedule” and, collectively, the “Disclosure Schedules”).

4.01 Organization and Corporate Power; Subsidiaries.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted.

(b) Each member of the Company Group (other than the Company) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each member of the Company Group (other than the Company) has all requisite corporate, partnership, limited liability company, or similar power and authority to own, lease and operate its properties and to carry on its business as now conducted. No member of the Company Group is required to be qualified or licensed to do business as a foreign company in any other jurisdiction in which such member of the Company Group owns, leases or operates property or otherwise conducts business except where such member of the Company Group is qualified or where the failure to be qualified or licensed would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company does not have any Subsidiary other than those entities described on Schedule 4.01(b), and all of which (other than as described on Schedule 4.01(b)) are 100% owned (directly or indirectly) by the Company free and clear of all Liens (other than (i) restrictions relating to the transferability of securities under applicable securities Laws and (ii) Liens that will be terminated or satisfied at or prior to the Closing). The Company has made available to the Purchaser true, correct and complete copies of the Organizational Documents of each member of the Company Group in effect as of the date of this Agreement. No member of the Company Group is in material violation of any of the provisions of its Organizational Documents.

4.02 Authorization; No Breach.

(a) The execution, delivery and performance of this Agreement by the Company and the consummation of the Transactions have been duly and validly authorized by all requisite corporate action, and no other corporate action on its part is necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by each other party hereto) constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity.

(b) No filing with or notice to, and no permit, authorization, registration, consent or approval of, any Governmental Entity is required on the part of the Company for the execution, delivery and performance by the

Company of this Agreement or the consummation by the Company or any Subsidiary thereof of the Transactions, except (i) compliance with any applicable requirements of the HSR Act and any other applicable Antitrust Laws; (ii) compliance with any permits relating to the business of the Company Group; or (iii) any such filings, notices, permits, authorizations, registrations, consents or approvals, the failure of which to make or obtain would not reasonably be expected to (x) be material to the Company Group, taken as a whole or (y) prevent or materially delay the Company’s performance under this Agreement or the other Transaction Documents or the consummation of the Transactions. Assuming compliance with the items described in clauses (i) through (iii) of the preceding sentence, neither the execution, delivery and performance of this Agreement by the Company, nor the consummation by the Company of the Transactions, will (A) conflict with or result in any breach, violation or infringement of any provision of the respective articles of incorporation or bylaws (or similar governing documents) of the Company or its Subsidiary, (B) result in a breach, violation or infringement of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to the creation of any Lien, except for Permitted Liens, or any right of termination, amendment, cancellation or acceleration, or any loss of material rights) under, or require the consent of a third party under, any of the terms, conditions or provisions of any Contract to which any member of the Company Group is bound, or (C) violate any Law applicable to any member of the Company Group or any of their respective properties or assets, except, in the case of clause (B) and clause (C), as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole, or prevent or materially delay the Company’s performance under this Agreement or the other Transaction Documents or the consummation of the Transactions.

4.03 Equity Interests.

(a) The authorized capital stock of the Company consists of 2,500,000 shares of Company Common Stock. All of the shares of Company Common Stock are uncertificated and have been duly authorized and validly issued and are fully paid and non-assessable. As of the date hereof, the Company Common Stock and the RSUs constitute all of the authorized, issued and outstanding Equity Interests of the Company and are owned of record and beneficially as set forth on Schedule 4.03(a). Schedule 4.03(a) sets forth a true, correct and complete list as of the date hereof, with respect to each outstanding RSU, (i) the holder of such RSU and (ii) the number of RSUs, all of which have satisfied their time-based vesting conditions and will vest upon the consummation of the Transactions.

(b) There are no agreements or other obligations (contingent or otherwise) which require the Company to issue or sell any other Equity Interests, or to repurchase or otherwise acquire any of the shares of Company Common Stock. There are no outstanding options, warrants, stock appreciation rights, phantom stock, convertible securities, subscription rights, conversion rights, exchange rights or other equity agreements or arrangements to which the Company is a party, or by which the Company is bound, relating to the issuance or sale of any Equity Interests in the Company. There are no bonds, debentures, notes or other indebtedness for which the holders thereof have the right to vote on any matter on which the stockholders of the Company may vote (or which are convertible into any voting interest in the Company). There are no declared and unpaid dividends on any capital stock of the Company. The Company is not party to, or bound by, any voting trust, proxy or other Contract with respect to the voting, redemption, sale, transfer or other disposition of any equity interests in the Company.

(c) Each RSU has been granted, offered, issued, delivered and amended, as applicable, by the Company or Seller (if applicable) in compliance in all material respects with applicable Law and the terms of the Company Equity Incentive Plan and the applicable RSU award agreement. The Company Equity Incentive Plan has been duly authorized, approved, adopted and amended, as applicable, by the board of directors of the Company and the Seller.

4.04 Financial Statements; Undisclosed Liabilities.

(a) Schedule 4.04(a) consists of (i) the Seller’s audited consolidated balance sheets as of December 31, 2024 and December 31, 2025, and the related statements of income and cash flows for the fiscal years ended

December 31, 2024 and December 31, 2025 (the “Audited Financial Statements”) and (ii) the Seller’s unaudited consolidated balance sheet as of June 30, 2026 (the “Interim Balance Sheet”), and the related statement of income for the 6-month period then ended (collectively, the “Interim Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”). Except as set forth on Schedule 4.04(a), the Financial Statements present fairly in all material respects the financial condition and results of operations of the Company and its Subsidiary (taken as a whole) as of the times and for the periods referred to therein, all in accordance with GAAP, except that the Interim Financial Statements do not contain all footnotes required by GAAP (none of which, individually or in the aggregate, is material) and are subject to normal year-end adjustments.

(b) Except as set forth on Schedule 4.04(b), (i) the Seller does not own any assets or real properties, except for Equity Interests of the Company, (ii) since its formation, the Seller has not engaged in any material business activities, except for the acquisition of the Company, acting as guarantor of the Company’s obligations under the Citibank Credit Agreement and the Nuveen Credit Agreement, and those incidental to its ownership of Equity Interests of the Company, (iii) the Seller does not have, and since its formation has never had, any employees and (iv) except for liabilities incident to its formation and organization and maintenance of its existence, incurred in a manner incidental to its ownership of Equity Interests of the Company, or incurred in connection with the Transactions, the acquisition of the Company or in its capacity as guarantor under the Citibank Credit Agreement and the Nuveen Credit Agreement, the Seller has not incurred any material liabilities. The operations of the business of the Company Group are conducted exclusively by the Company Group.

(c) The Company Group has established and maintains a system of internal accounting controls and procedures that are designed to provide reasonable assurance regarding the reliability of the Company Group’s financial reporting and the preparation of financial statements in accordance with GAAP in all material respects. There have been no significant deficiencies or material weaknesses in any system of internal accounting controls used by the Company Group. There has never been any fraud or other wrongdoing that involves any of the management team or other employees of the Company Group who have a role in the preparation of financial statements or the internal accounting controls used by the Company Group, or any claim or allegation of any such fraud or other wrongdoing.

(d) Neither the Company nor its Subsidiary has any liabilities of any kind (whether known or unknown, absolute or contingent, liquidated, due, accrued or not or otherwise) except for (i) liabilities which are reflected or reserved against or otherwise disclosed in the Financial Statements (including the notes thereto) or were incurred since the date of the Interim Balance Sheet in the Ordinary Course of Business (none of which is a liability in respect of any breach of Contract, breach of warranty, tort or violation of Law), (ii) liabilities otherwise included in the calculation of Transaction Expenses, Leakage, Permitted Leakage or any amounts that are settled or paid prior to the Closing or (iii) liabilities that would not reasonably be expected to be, individually or in the aggregate, material to the Company Group, taken as a whole.

(e) The aggregate principal amount outstanding under the Citibank Credit Agreement and the Nuveen Credit Agreement as of the date hereof is set forth on Schedule 4.04(e). As of the date hereof, the Company Group has no indebtedness for borrowed money other than as set forth on Schedule 4.04(e) and any accrued interest thereon.

(f) Except as set forth on Schedule 4.04(f), since the Measurement Time, there has not occurred any Leakage (other than Permitted Leakage and any Leakage reflected in the Estimated Closing Statement).

4.05 Absence of Certain Developments.

(a) Except for events giving rise to and the discussion and negotiation of, or as contemplated by, this Agreement, since the date of the Interim Balance Sheet and through the date of this Agreement, (i) the Company and its Subsidiary have conducted their respective businesses in the Ordinary Course of Business and (ii) neither the Company nor its Subsidiary has taken any action set forth in Sections 7.01(b)(iii), 7.01(b)(vi), 7.01(b)(vii),

7.01(b)(viii), 7.01(b)(x), 7.01(b)(xi), 7.01(b)(xii), 7.01(b)(xiv) or, with respect to any of the foregoing, 7.01(b)(xxi), which would be prohibited if it were taken after the date hereof and prior to the Closing without the consent of Purchaser.

(b) Since the date of the Interim Balance Sheet, there has not occurred any event, change, development or effect that is continuing and would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.06 Title; Sufficiency and Condition of Assets.

(a) Except as set forth on Schedule 4.06 or as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group taken as a whole, the Company or its applicable Subsidiary owns and has good and marketable title to or holds pursuant to valid leases all of the Company Assets shown to be owned or leased by the Company and its Subsidiary on the Interim Balance Sheet, free and clear of all Liens, except for Permitted Liens. Such assets and properties, together with any assets and properties acquired by the Company Group since such date, include all material tangible properties and assets necessary for the conduct of the business of the Company Group after the Closing in substantially the same manner as currently conducted and as conducted immediately prior to the Closing.

(b) Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company Group taken as a whole, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company Group are structurally sound, are in good operating condition and repair, subject to ordinary wear and tear and after taking into account their age and history of use, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost.

4.07 Litigation. Except as set forth on Schedule 4.07, there are no actions, suits, proceedings, writs, orders, judgments, decrees or investigations pending or, to the Knowledge of the Company, threatened, by or before any arbitrator or Governmental Entity, against any member of the Company Group or its respective officers and directors, solely in such Person’s capacity as such, or any of its properties, assets or business which, if adversely determined, could reasonably be expected, individually or in the aggregate, to (a) be material to the Company Group, taken as a whole, or (b) prevent or materially delay the Company’s performance under this Agreement or the other Transaction Documents or the consummation of the Transactions; provided that to the extent any of the representations or warranties in this Section 4.07 pertain to any such actions, suits, proceedings, writs, orders, judgments, decrees or investigations that relate to the execution, delivery, performance or consummation of this Agreement or the Transactions, such representations and warranties are only made as of the date hereof.

4.08 Intellectual Property Rights.

(a) The Company Group owns or has a valid right to use all material Intellectual Property Rights that are used in the business of the Company Group as currently conducted. Schedule 4.08(a) sets forth a complete and accurate list of all (i) Patents and Patent applications, (ii) registered Trademarks and Trademark applications, (iii) registered Copyrights and Copyright applications, (iv) registered mask works and applications for registration of the foregoing, (v) internet domain names, uniform resource locators (URLs), and other names and locators associated with the Internet, including all applications and registrations thereof and rights in social media accounts, names, usernames, handles, and tags, in each case, that are owned by the Company (collectively, the “Registered Company IP”), and (vi) material unregistered trademarks.

(b) Each item of Registered Company IP is subsisting and, to the Knowledge of the Company, valid and enforceable. There is no pending or, to the Knowledge of the Company, threatened opposition, interference or cancellation proceeding before any Governmental Entity or registration authority in any jurisdiction against the Registered Company IP. The Company Group is current in the payment of all registration, maintenance and renewal fees with respect to all material Registered Company IP that are due on or before the Closing Date.

(c) Schedule 4.08(c) sets forth a complete and accurate list of all Contracts granting any right to use or practice any rights under any Intellectual Property Rights that are material to the business of the Company to which the Company is a party, whether the Company Group is the licensee or licensor thereunder, and any written settlements, consents or covenants not to sue relating to any Intellectual Property Rights owned by the Company (other than (i) license agreements for Off-the-Shelf Software, (ii) non-exclusive licenses of Intellectual Property Rights granted to customers, service providers, suppliers or vendors entered into in the Ordinary Course of Business, (iii) agreements related to Intellectual Property Rights entered into with employees or third-party contractors in the Ordinary Course of Business, and (iv) any non-exclusive licenses in which the right to Intellectual Property Rights in such agreement is merely incidental or ancillary to the transaction contemplated in such agreement and where the commercial purpose of which is primarily for something other than such license (collectively, the “License Agreements”)). Each License Agreement is valid, binding upon, and, to the Knowledge of the Company, enforceable by or against the parties thereto in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity. The Company has complied in all material respects with, and is not in material breach nor has received written notice of any asserted or threatened claim of material breach of, any License Agreement, and the Company has no Knowledge of any material breach or anticipated material breach by any other Person which is party to any License Agreement. The Intellectual Property Rights owned by the Company Group, together with the Intellectual Property Rights licensed to the Company Group pursuant to a valid, written agreement, constitute all of the Intellectual Property Rights necessary for the conduct of the business of the Company Group as currently conducted.

(d) Except as set forth in Schedule 4.08(d), no Intellectual Property Rights owned or purported to be owned by, and material to the business of, the Company Group were conceived, created, developed or reduced to practice jointly with, or funded in whole or in part by, any customer, supplier, distributor, Governmental Entity or other third party pursuant to any joint development, collaboration, teaming, funding or similar Contract to which the Company Group is or was a party. With respect to each such Contract set forth on Schedule 4.08(d): (i) the Company Group owns or has a valid and sufficient license to use all Intellectual Property Rights arising from or developed under such Contract that are used in or necessary for the business of the Company Group as currently conducted or as proposed to be conducted; (ii) except as set forth on Schedule 4.08(d), no such Contract grants to the counterparty or any other Person any exclusive rights, field-of-use restrictions, rights of first refusal or negotiation or other limitations that restrict or impair, in any material respect, the Company Group’s ability to use, develop, license, sell or otherwise commercially exploit such Intellectual Property Rights; and (iii) no such Contract obligates the Company Group to assign, license or otherwise grant to any third party any right, title or interest in or to any Intellectual Property Rights owned by the Company Group, other than the specific Intellectual Property Rights developed under and within the scope of such Contract.

(e) All Employees and other Persons who have created, developed, invented or otherwise contributed to any material Intellectual Property Rights owned or purported to be owned by the Company Group have executed a valid, binding, written agreement with the Company Group pursuant to which such Person has assigned to the Company Group all of such Person’s right, title and interest in and to such Intellectual Property Rights or such Intellectual Property Rights are owned by the Company Group by operation of law, and no such Person has retained any right, title, license or interest with respect thereto, other than (i) any rights retained under the terms of any applicable Open Source Software license, and (ii) any moral rights or similar non-assignable statutory rights that survive as a matter of applicable Law.

(f) The Company’s conduct of its business as presently conducted has not in the past five (5) years and does not infringe, misappropriate or violate the Intellectual Property Rights of any Person. There have been no claims or proceedings pending or, to the Knowledge of the Company, threatened in the past two (2) years, and the Company has received no written notice of a third party claim or proceeding in the past five (5) years (i) alleging that the Company Group’s activities or its conduct of the business infringes, misappropriates or violates the Intellectual Property Rights of any Person or (ii) challenging the ownership, use, validity or enforceability of the Intellectual Property Rights owned by the Company.

(g) To the Knowledge of the Company, no third party is misappropriating, infringing, or violating any Intellectual Property Rights owned by the Company Group and no claims have been pending or, to the Knowledge of the Company, threatened against a third party by the Company Group in the past five (5) years.

(h) The Company Group has taken commercially reasonable measures to protect the confidentiality of its material trade secrets and other confidential and proprietary information, and, except pursuant to a written confidentiality, license or similar agreement, no such material trade secrets or confidential information have been disclosed by the Company Group to any third party.

(i) Except as set forth on Schedule 4.08(i), the Company Group does not own, license, lease or otherwise use any Software (whether in object code or source code form) in connection with the operation of its business as currently conducted, other than Off-the-Shelf Software.

(j) Except as set forth on Schedule 4.08(j), no Open Source Software is or has been incorporated into, combined or linked with, or distributed with, any proprietary Software owned or purported to be owned by the Company Group in a manner that requires, or purports to require, as a condition of the use, modification or distribution of such Software, that any such proprietary Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works or (iii) be redistributable at no or minimal charge. The Company Group has complied in all material respects with the terms and conditions of all licenses applicable to any Open Source Software used by the Company Group.

(k) The Company Group owns, leases or licenses IT Systems of a sufficient quantity and size to operate its business as currently conducted. The Company Group has taken commercially reasonable steps to provide for the backup and recovery of data and information, has commercially reasonable disaster recovery plans, procedures and facilities, and, as applicable, has taken commercially reasonable steps to implement such plans and procedures. The IT Systems do not contain any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” (as these terms are commonly used in the computer software industry), or other software routines or hardware components. In the past five (5) years there has been no failure, material substandard performance, or breach of any IT Systems that has caused any material disruption to the business of the Company Group or resulted in any material unauthorized disclosure of or access to any data owned, collected or controlled by the Company Group. The Company Group has taken reasonable technical, administrative, and physical measures to protect the integrity and security of the IT Systems and the data stored thereon from unauthorized use, access, or modification by third parties.

(l) Except as set forth on Schedule 4.08(l), (i) the Company Group has implemented, in all material respects, policies governing employee use of third-party generative AI Technologies, including with respect to the input of confidential, proprietary, or Personal Data into such systems; and (ii) the Company Group has not received any notice or claim, nor is there any pending or, to the Knowledge of the Company, threatened claim, alleging that the Company Group’s use of any AI Technologies violates the rights of any Person.

4.09 Privacy and Data Security.

(a) The IT Systems are, in all material respects, in good working order and condition and sufficient for the purposes for which they are intended to be used in such business. The Company Group has established and maintains appropriate information handling plans, procedures, and facilities designed to be consistent with customary industry practice and applicable Law and has established business continuity and disaster recovery procedures that are being tested and formalized in the Ordinary Course of Business. The Company Group has, to

the extent required by applicable Law, implemented and maintains technical, physical, and administrative security controls that are designed to meet commercially reasonable standards for the industries in which the Company Group operates.

(b) The Company Group is, in all material respects, in compliance with all applicable Laws, contractual requirements by which the Company Group is bound, external-facing privacy policies and/or notices of the Company Group relating to privacy, data security, data protection, and the processing of Personal Data (collectively, “Data Privacy Requirements”). The Company Group has taken commercially reasonable steps to comply with all applicable Data Privacy Requirements, including the implementation and maintenance of reasonable technical, physical, organizational measures and policies designed to protect (i) integrity, confidentiality, physical, and electronic security and continuous operations of the IT Systems and (ii) the Personal Data and trade secrets stored on or processed by the IT Systems, including against unauthorized access, acquisition, use, modification, alteration or disclosure.

(c) In the last five (5) years, except as set forth in Schedule 4.09(c), there have been no failures, security breaches (including ransomware attacks), violations, outages, disruptions, other adverse events or incidents, or unauthorized uses of, or accesses to, the IT Systems; nor any unauthorized access to or use, loss, rendering unavailable, or acquisition of, Personal Data, or Company Data, or trade secrets stored thereon, including any that would require notification to individuals, law enforcement, or any Governmental Entity, or any remedial action under any applicable Data Privacy Requirements, in each case, except as would not reasonably be expected to be material to the Company Group. There have been no claims, complaints, warnings, written subpoenas, demands or enforcement notices or audit requests, in each case, material to the Company Group and from any Person or Governmental Entity, received by, nor any pending or expected litigation pending or threatened in writing against, the Company Group, alleging any actual or potential violation of any Data Privacy Requirements. Except as would not be expected to be material to the Company Group, the Company Group has contractually obligated any third parties that process, access, or store Personal Data or other Company Data to abide by terms that are compliant in all respects with Data Privacy Requirements. Neither the execution, delivery or performance of this Agreement nor the consummation of the Transactions will result in any material violations of Data Privacy Requirements.

4.10 Real Property Leases.

(a) The Company Group does not own, and has never owned, any real property and is not a party to any Contract for the acquisition of an ownership interest in real property. Schedule 4.10(a) sets forth a true, correct and complete list of all real property leased, subleased or licensed by or from the Company Group or otherwise used or occupied by the Company Group (the “Leased Real Property”). Schedule 4.10(a) sets forth a list of all leases, lease guaranties, subleases, Contracts for the leasing, use or occupancy of, or otherwise granting a right in or relating to, the Leased Real Property, including the name of the lessor, licensor, sublessor, master lessor and/or lessee the date of the lease, license, sublease or other occupancy right and all amendments, terminations and modifications thereof (the “Lease Agreements”).

(b) The Company has provided Purchaser with true, correct and complete copies of all Lease Agreements. All such Lease Agreements are valid and binding against the applicable member of the Company Group, and to the Knowledge of the Company, against the other parties thereto, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity, and are in full force and effect in all material respects, and the Company Group’s interest in the Leased Real Property thereunder is not subject to any Lien other than Permitted Liens. There are no material defaults by the Company Group under such Lease Agreements and no event has occurred which (whether with or without notice, lapse of time, or both) would constitute a material default thereunder by the Company Group or, to the Knowledge of the Company, the other parties thereto. Neither the Company nor its Subsidiary has received any written (or, to the Knowledge of the Company, oral) notice of a default, alleged failure to perform or any offset or counterclaim with respect to any such Lease Agreement, which has not been fully remedied and withdrawn. No security deposit or proceeds from any letter of credit have been applied with respect to a default under any Lease Agreement.

(c) The Leased Real Property is in good operating condition and repair, subject to ordinary wear and tear, and otherwise suitable for the conduct of the business of the Company Group and is free from material structural, physical and mechanical defects, is maintained in a manner consistent with standards generally followed with respect to similar properties. No member of the Company Group has made capital improvements to any Leased Real Property that it will be required to remove at a cost of more than $100,000 in causing any Leased Real Property to comply with the surrender conditions set forth in the applicable Lease Agreement.

(d) Neither the operation of the Company or its Subsidiary on the Leased Real Property nor such Leased Real Property, including the improvements thereon, violate in any material respect any applicable building code, zoning requirement or statute relating to such property or operations thereon, and any such non-violation is not dependent on so-called non-conforming use exceptions. The Company has not received any written notice of any pending or threatened condemnation of any Leased Real Property by any Governmental Entity nor, to the Company’s Knowledge, are there any public improvements or re-zoning measures proposed or in progress that would be substantially likely to result in special assessments against or otherwise adversely affect any of the Leased Real Property, in each case, that would reasonably be expected to, individually or in the aggregate, materially interfere with the business or operations of the Company as currently conducted.

4.11 Insurance. A list of all material insurance policies owned, held by or insuring the Company Group as of the date hereof is set forth on Schedule 4.11 and such policies are in full force and effect, all premiums with respect thereto that are due and payable as of the date of this Agreement have been paid on time, and no written notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation or termination. The Company Group is not in breach or default of any such policies in any material respect, has not taken any action that would reasonably be expected to render any such policies void or voidable, and has complied in all material respects with all notice and other requirements under such policies necessary to preserve its rights thereunder. Except as set forth on Schedule 4.11, in the three years preceding the date of this Agreement, the Company Group has not been refused any insurance with respect to its assets or operations. As of the date hereof, there is no material claim outstanding under any of the insurance policies and none of the members of the Company Group has received a written notice of cancellation, termination or refusal to renew with respect to such policies.

4.12 Employment Matters.

(a) The Seller has provided the Purchaser with a list that is true, correct, and complete in all material respects as of the date hereof of the following information in respect of each current Employee (other than if such information is prohibited to be disclosed under applicable Laws): (i) name or other identifier, (ii) title or position, (iii) date of hire, (iv) location of employment (including state and country), (v) whether such employee is full-time or part-time, (vi) whether such employee is classified by the applicable member of the Company Group as exempt or non-exempt from applicable overtime Laws, (vii) current annual base salary, hourly wage or compensation rate (as applicable), (viii) current rate of commission, bonus or other incentive-based compensation (as applicable), (ix) employing entity, and (x) whether such Employee is on a leave of absence (paid or unpaid), and the anticipated return date (if known).

(b) The Seller has provided the Purchaser with a list that is true, correct and complete in all material respects as of the date hereof of the following information in respect of each individual person who provides material services to the Company Group as an independent contractor or consultant (i) name or other identifier, (ii) date of engagement, (iii) type of services provided, (iv) the location of engagement, and (v) current rate of all regular fees, bonus, or any other compensation terms. All individual independent contractors and individual consultants to the Company Group can be terminated upon no more than thirty-one (31) days’ prior notice without liability to the Company Group.

(c) Neither the Company nor its Subsidiary is party to, or bound by, any collective bargaining or other agreement with a labor union representing any of its employees. There has not in the past three (3) years been any material (i) actual or, to the Knowledge of the Company, any threatened, strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor dispute affecting the Company Group, (ii) proceeding asserting that the Company Group has committed an unfair labor practice, (iii) proceeding by which any individual or entity seeks or sought to compel the Company Group to bargain with or recognize any labor union or labor organization as the exclusive bargaining representative of any employee of the Company Group, or (iv) union organizing campaign involving any employee of the Company Group.

(d) Each member of the Company Group is in compliance in all material respects with all applicable Laws pertaining to labor, employment and employment practices, has in the past three (3) years withheld and reported in all material respects all amounts required by Law or by Contract to be withheld and reported with respect to wages, salaries and other payments to Employees, and is not liable for any material arrears of wages, severance pay or any Taxes or any material penalty for failure to comply with any of the foregoing. Without limiting the generality of the foregoing, (i) all current Employees classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified, and (ii) to the extent any individual independent contractors or individual consultants are currently used or engaged by the Company Group, each member of the Company Group has properly treated such individual in accordance with applicable Laws and for purposes of all employee benefit plans and perquisites. Other than as set forth on Schedule 4.12(d), there are no material actions, suits, claims, investigations or other legal proceedings against the Company Group pending, or to the Knowledge of the Company, threatened to be brought or filed, by or with any Governmental Entity or under any private dispute resolution procedure in connection with the employment or termination of employment of any current or former employee of the Company Group, including, without limitation, any such claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay or any other employment related matter arising under applicable Laws.

(e) The Company Group has taken all steps required by Law to verify employment authorization and eligibility of all current Employees, including obtaining any required I-9 Employment Verification Forms. There is no pending audit of the Company Group’s I-9 Employment Verification Forms, and the Company Group has not been advised by any Governmental Entity of an intention to audit the Company Group’s I-9 Employment Verification Forms or other practices regarding determining working eligibility of potential employees.

(f) In the last three (3) years, (i) no pending (or to the Knowledge of the Company, threatened) material allegations of sexual or other unlawful harassment or discrimination have been made against any director of the Company or any Employee at a level of Vice President or above and (ii) neither the Company nor its Subsidiary has entered into any settlement agreements with respect to allegations or claims of sexual or other unlawful harassment or discrimination against any Employee.

(g) The Company Group has not, in the preceding three (3) years, effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act of 1988 (“WARN”) or any similar applicable Law) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company Group, or (ii) a “mass layoff” or collective dismissal (each as defined in WARN, or any similar applicable Law) affecting any site of employment or facility of the Company Group.

4.13 Employee Benefit Plans.

(a) Schedule 4.13 contains a list, as of the date hereof, of each material “employee benefit plan,” as defined in section 3(3) of ERISA, whether or not such plan is subject to any of the provisions of ERISA, and each other material employment, individual consulting, or other individual service provider, bonus, severance, salary continuation, termination, change in control, retention, equity or equity-based, phantom equity, incentive or deferred compensation, medical, death, disability, vacation, paid time off or fringe benefit or other material employee benefit or compensation program or similar plan, policy, program, agreement or arrangement (whether in writing or oral), which covers any Employee or beneficiary of any Employee, in each case maintained, sponsored or contributed to, or required to be maintained, sponsored or contributed to, by the Company Group or under which the Company Group otherwise has any liability (actual or contingent), other than a “multiemployer plan,” as defined in Section 3(37) of ERISA (any such plan being herein referred to as an “Employee Plan”). None of the Employee Plans is (i) a “pension plan,” as defined in Section 3(2) of ERISA, subject to Title IV of ERISA, (ii) a “multiemployer plan,” as defined in Section 3(37) of ERISA, (iii) a “multiple employer plan,” within the meaning of Section 210 of ERISA or Section 413(c) of the Code, or (iv) a “multiple employer welfare arrangement,” as defined in Section 3(40)(A) of ERISA, and neither the Company Group nor any ERISA Affiliate has maintained, contributed to or sponsored, or been required to maintain, make contributions to or sponsor, or has any liability (actual or contingent) with respect to any such plan or arrangement set forth in subsections (i) through (iv), in each case within the past six (6) years. Each of the Employee Plans that is intended to be qualified under Section 401(a) of the Code and each trust that is intended to qualify under Section 501(a) of the Code is maintained pursuant to a prototype, master or volume submitter document approved by the Internal Revenue Service, for which a separate determination letter is not required, or has received or has timely filed for a favorable determination letter from the Internal Revenue Service regarding such qualified status, and there are no facts which would reasonably be expected to result in the tax disqualification of any such Employee Plan.

(b) With respect to each Employee Plan, the Company has provided or made available to the Purchaser or its representatives prior to the date hereof true, correct and complete copies, as applicable, of (i) all current plan documents, or in the case of an unwritten Employee Plan, a written description thereof, (ii) all funding documents in respect of any Employee Plan which is required to be funded, including trust agreements, insurance contracts and custodial agreements, (iii) if applicable, the three most recent annual reports (Form 5500 series), (iv) the three most recent financial statements, (v) the most recent favorable determination letter (or opinion letter in the case of a preapproved plan) from the Internal Revenue Service with respect to each Employee Plan intended to qualify under Section 401(a) of the Code, and (vi) all current summary plan descriptions, each summary of material modification, annual reports, and summary annual reports.

(c) The Company Group has administered, established, and funded each Employee Plan in compliance in all material respects with its terms and with the requirements of all Laws applicable to each such Employee Plan. All payments, benefits, contributions and premiums related to each Employee Plan have been timely paid or made or properly accrued in accordance with the terms of the Employee Plan and all applicable Law, except as would not reasonably be expected to result in material liability to any member of the Company Group. No Employee Plan is or has been within the past six (6) years the subject of corrections process pursuant to a voluntary compliance program maintained by the Internal Revenue Service or the U.S. Department of Labor.

(d) To the Knowledge of the Company, there have been no non-exempt prohibited transactions or material breaches of any of the duties imposed on “fiduciaries” (within the meaning of Section 3(21) of ERISA) by ERISA with respect to the Employee Plans subject thereto that would reasonably be expected to result in any material liability or material excise tax under ERISA or the Code being imposed on the Company Group.

(e) Except as required under Section 4980B of the Code or other applicable Law, no Employee Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement or other termination of employment (other than death benefits when termination occurs upon death).

(f) With respect to each Employee Plan that is subject to Section 4980B of the Code, the Company Group has complied in all material respects with the continuation coverage requirements of Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

(g) No Employee Plan is or during the past six (6) years has been funded through a “welfare benefit fund” as defined in Section 419(e) of the Code, and no benefits under any Employee Plan are or during the past six (6) years have been provided through a voluntary employees’ beneficiary association (within the meaning of subsection 501(c)(9) of the Code) or a supplemental unemployment benefit plan (within the meaning of Section 501(c)(17) of the Code).

(h) There are no pending or, to the Knowledge of the Company, threatened actions, suits, proceedings, assessments, complaints, audits or investigations by or on behalf of any Employee Plan, any employee or beneficiary covered under any Employee Plan or any Governmental Entity involving any Employee Plan, or otherwise involving any Employee Plan (other than routine claims for benefits).

(i) Except as set forth on Schedule 4.13(i), neither the Company nor its Subsidiary maintains, sponsors, participates in or contributes to any self-insured or self-funded welfare plan that provides benefits to Employees (including any such plan pursuant to which a stop-loss policy or contract applies).

(j) Except as set forth on Schedule 4.13(j), the Company Group has not agreed or committed to institute any plan, program, arrangement or agreement for the benefit of employees or former employees of the Company Group other than the Employee Plans, or to make any amendments to any of the Employee Plans.

(k) The Company Group has reserved all rights necessary to amend or terminate each of the Employee Plans without the consent of any other Person.

(l) Except as set forth on Schedule 4.13(l), neither the execution and delivery of this Agreement nor the consummation of the Transactions (whether alone or in connection with any other event) will result in (i) any payment becoming due from any of the Employee Plans or the Company Group to any Employee, (ii) the payment, vesting, acceleration or increase of any benefit payable under any Employee Plan to any Employee, or (iii) the payment of any amount that may reasonably be expected to constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code). No Employee is entitled to receive any gross-up or additional payment in connection with any Tax, including any Tax required by Section 409A or Section 4999 of the Code.

(m) Each Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been timely amended (if applicable) to comply with, and has been operated in compliance with, and the Company Group has complied in practice and operation with all applicable requirements of Section 409A of the Code.

(n) With respect to any Employee Plan for the benefit of Employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-US Plan”): (i) if required to have been approved by any non-U.S. Governmental Entity (or permitted to have been approved to obtain any beneficial tax or other status), such Non-US Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the Knowledge of the Company, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval or increase the costs relating thereto; (ii) if intended to be funded and/or book reserved, such Non-US Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; (iii) no material liability exists or reasonably could be imposed upon the assets of the Company Group by reason of such Non-US Plan or any Employee Plan outside of the United States; (iv) no Employee who is domiciled outside of the United States (or any of their dependents) is entitled to any pension, superannuation, retirement (including on early retirement) or death benefits (including in the form of a lump sum) (together, “Pension Benefits”) that become payable before their normal retirement age as stated in their contract of employment or such Employee Plan itself; (v) apart from any general indemnity in favor of the trustees given by the Company Group under the governing documents of such Non-US Plan, neither the Company nor its Subsidiary has given any indemnity, undertaking or guarantee in respect of such Non-US Plan; (vi) the financial statements of such Non-US Plan accurately reflect such Non-US Plan’s liabilities and accruals for contributions required to be paid to such Non-US Plan, in accordance with applicable generally accepted accounting principles consistently applied; and (vii) the assets of each Non-US Plan that provided Pension Benefits are sufficient to satisfy its respective liabilities (current and contingent) as at the date of this Agreement.

4.14 Contracts.

(a) Schedule 4.14(a) sets forth a true, correct and complete list of the following Contracts (other than purchase orders or similar arrangements entered into pursuant to a Material Contract or in the Ordinary Course of Business, Employee Plans and Lease Agreements) to which a member of the Company Group is a party or by which it or its properties or assets is bound, in each case, as of the date of this Agreement (all Contracts of the type required to be included in Schedule 4.14(a), including any such Contracts that are entered into after the date of this Agreement and any purchase orders or similar arrangements entered into pursuant to a Material Contract, collectively, the “Material Contracts”):

(i) any indenture, mortgage, note, installment obligation, Contract or other instrument relating to the borrowing of money by the Company Group or the guaranty of any obligation for the borrowing of money by the Company Group;

(ii) any Contract placing a Lien (except for Permitted Liens) on any material portion of the assets of the Company Group;

(iii) any Contract for the lease of personal property by the Company Group involving the receipt or payment by the Company Group on or after the date hereof of more than $5,000,000 annually;

(iv) any Contract which involves the receipt of more than $25,000,000 annually or payment by the Company Group of more than $20,000,000 annually (taking into account receipts or payments pursuant to any purchase orders or similar arrangements entered into in connection with such Contract);

(v) any joint venture, strategic alliance, exclusive distribution, partnership or similar Contract involving a sharing of profits or expenses or payments based on revenues, profits or assets under management of the Company Group;

(vi) any Contract relating to the acquisition or disposition by the Company Group (by merger, purchase of equity or assets, license, otherwise or any combination of the foregoing) of any Person or any assets constituting an operating business or line of business (A) for cash consideration in excess of $5,000,000 or (B) that provides any payment by the Company Group of any outstanding earnout or deferred purchase price payment obligation that has not been paid in full;

(vii) any Contract with any Employee that provides that employment cannot be terminated with less than thirty (30) days’ prior notice, or that provides for severance, retention bonus, change in control, or other similar payments or benefits;

(viii) any collective bargaining agreement or Contract with any labor organization, union or similar association to which the Company or its Subsidiary is a party;

(ix) any Contract with any professional employer organization, employer of record, co-employer, or other similar vendor or provider;

(x) any Contract that contains a put, call, right of first refusal, right of first offer, or similar right or obligation pursuant to which the Company would be required to, directly or indirectly, purchase or sell, as applicable, any equity interests or assets, properties or businesses of any Person;

(xi) any Contract with any customer that contains pricing, discounts or benefits that change based on the pricing, discounts or benefits offered to other customers, including Contracts containing a “most favored nation” provision;

(xii) any Contract which restricts the ability of any member of the Company Group to compete or conduct business in any territory or otherwise restricts the operations of the business of any member of the Company Group anywhere in the world (excluding Contracts containing customary confidentiality, non-solicitation and no-hire provisions entered into in the Ordinary Course of Business);

(xiii) any Contract containing any future capital expenditure obligations of the Company in excess of $1,000,000 for any one expense or group of related expenses;

(xiv) any Contract with a Top Customer or Top Supplier;

(xv) any Contract pursuant to which a member of the Company Group is obligated to indemnify another Person (other than customary indemnification provisions in commercial Contracts executed in the Ordinary Course of Business);

(xvi) any Contract requiring the purchase of all or substantially all of any member of the Company Group’s requirements of a particular product from a supplier, or otherwise containing “take or pay” or minimum purchase requirements; and

(xvii) any Contract between or among a member of the Company Group, on the one hand, and the Seller or any of its Affiliates (other than the Company Group), on the other hand (each such Contract, a “Related Party Agreement”).

(b) The Purchaser has been provided with a true and complete copy of each Material Contract as of the date hereof. There is not, under any Material Contract, any default or event which, with notice or lapse of time, or both, would constitute a material default on the part of the Company Group or, to the Company’s Knowledge, any other party thereto, and, assuming due authorization and execution by the other parties thereto, all Material Contracts are in full force and effect in all material respects, constitute the legal and binding obligations of the respective parties thereto, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity, and have not been modified or amended in any material respect, except as set forth on Schedule 4.14(a). No party to a Material Contract has exercised any termination rights with respect thereto or provided or received written notice of any intention to terminate any such Material Contract or is involved in any material dispute with respect to such Material Contract.

(c) (i) No member of the Seller Group has any liability under or relating to the Charge Parent Merger Agreement, (ii) all consideration, escrow and revenue-based amounts payable thereunder have been finally determined, paid or released in full, (iii) all survival periods thereunder have expired, (iv) no indemnification, appraisal or other claim thereunder is pending, threatened or has ever been asserted by or against any member of the Seller Group and (v) no obligation of any member of the Seller Group thereunder remains executory.

4.15 Taxes. Except as set forth on Schedule 4.15,

(a) All material Tax Returns required to be filed by or on behalf of the Company or its Subsidiary (taking into account any applicable extensions) have been filed and all such Tax Returns are correct and complete in all material respects.

(b) All material Taxes which have become due and payable by the Company or its Subsidiary have been timely paid (whether or not shown on a Tax Return and taking into account any applicable extensions).

(c) All material Tax information reporting and withholding requirements imposed on the Company or its Subsidiary have been satisfied in all material respects.

(d) Neither the Tax Returns of the Company nor those of its Subsidiaries are currently, or have been during the preceding three (3) years, the subject of any material Tax audit, dispute or administrative or legal proceeding or appeal with any Taxing Authority. No material examination, investigation or audit by any Taxing Authority is pending or has been announced or threatened in writing with respect to any material Taxes of the Company or its Subsidiary and neither the Company nor its Subsidiary has been notified in writing of any request for such a material examination, investigation, audit or similar inquiry. No material adjustment relating to any Tax Return filed by the Company or its Subsidiary has been proposed in writing by any Taxing Authority.

(e) There is not in force any waiver or agreement for any extension of time for the assessment or payment of any material Taxes of the Company or its Subsidiary.

(f) There are no Liens on the assets of the Company or its Subsidiary relating to or attributable to any material amount of Taxes other than Permitted Liens.

(g) Neither the Company nor its Subsidiary (i) is currently a party to or bound by any material Tax allocation, sharing or indemnity agreements or arrangements (excluding any commercial Contracts that are not primarily related to Taxes), (ii) has any material liability for the Taxes of any Person (other than a member of the Company Group) as a result of its inclusion in an affiliated, consolidated, combined, unitary or similar group for Tax purposes, as a transferee or successor, by Contract or by operation of applicable Law (including any arrangement for group or consortium relief or similar arrangement or any liability as a result of the provisions of Treasury Regulations Section 1.1502-6 or the analogous provisions of any U.S. state or local or non-U.S. law), or (iii) is currently a party to any joint venture, partnership or other arrangement that could be treated as a partnership for Tax purposes.

(h) For U.S. federal income tax purposes, each of the Company and EPC Power Oy (Finland) is classified as an association taxable as a corporation.

(i) No power of attorney with respect to Taxes that is currently in force has been granted by either the Company or its Subsidiary.

(j) No written claim has been made in the preceding three (3) years by a Taxing Authority in a jurisdiction where the Company or its Subsidiary does not file material Tax Returns that the Company or its Subsidiary (as applicable) is subject to Tax or required to file Tax Returns in such jurisdiction. Neither the Company nor its Subsidiary has a “permanent establishment” (as defined in any applicable Tax treaty or convention) or a “fixed place of business” under applicable Law or otherwise is subject to any material Tax or material Tax reporting in any country other than its country of incorporation.

(k) Neither the Company nor its Subsidiary is required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) closing or settlement agreement with a Taxing Authority executed prior to Closing; (ii) intercompany transactions or any excess loss account, to the extent described in and applicable under applicable Tax Laws in connection with a transaction consummated prior to Closing; (iii) installment sale or open transaction disposition made prior to Closing; (iv) change in the method of accounting made prior to Closing; or (v) any use of an improper method of accounting for a Pre-Closing Tax Period.

(l) Neither the Company nor its Subsidiary has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock that was purported or intended to qualify in whole or in part for tax-free treatment under Sections 355 and 361 of the Code.

(m) No closing agreements, rulings or other agreements or arrangements relating to material Taxes have been entered into or issued by any Taxing Authority with or in respect of the Company or its Subsidiary, including any agreements or arrangements that require the Company or its Subsidiary to take any action or to refrain from taking any action relating to material Tax matters.

(n) Neither the Company nor its Subsidiary is or has been a party to any “listed transaction” within the meaning of Treasury Regulation §1.6011-4(b)(2) or any similar provision of state, local or non-U.S. Law.

(o) All Advanced Manufacturing Production Credits (as defined in the Code) claimed under Section 45X of the Code (each, a “Section 45X Credit”) by the Company Group were properly determined, computed, and claimed in accordance with Section 45X of the Code, applicable Treasury Regulations, IRS guidance and all other applicable Law.

(p) The inverters the Company Group has determined to be eligible components for purposes of Section 45X of the Code are suitable for converting direct current (DC) electricity from one or more solar modules into alternating current (AC) electricity, as required by Section 45X of the Code, applicable Treasury Regulations, IRS guidance and all other applicable Law.

(q) The amount of each Section 45X Credit sold, transferred or otherwise reported by the Company Group was accurately calculated in accordance with Section 45X of the Code.

(r) All products of the Company Group giving rise to Section 45X Credits constituted eligible components within the meaning of Section 45X(c) and were manufactured, produced and sold in accordance with the requirements of Section 45X of the Code.

(s) Each sale of the Company Group giving rise to a Section 45X Credit constituted a qualifying sale to an unrelated person or otherwise satisfied the requirements of Section 45X of the Code and applicable guidance.

(t) No Section 45X Credit claimed by the Company Group has also been claimed as a credit, deduction, grant, refund or other tax benefit in a manner that would result in duplication or disallowance under applicable Tax Law.

(u) Each transfer election made by the Company Group under Section 6418 of the Code relating to any Section 45X Credit was validly made and complied in all respects with Section 6418 of the Code, applicable Treasury Regulations, IRS guidance and all filing requirements.

(v) All registration numbers required in connection with the transfer of any Section 45X Credit by the Company Group were properly obtained and reported, and no registration number has been revoked, challenged, suspended or otherwise called into question by the Internal Revenue Service.

(w) To the Company’s Knowledge, there is no fact, circumstance, omission or error that would reasonably be expected to result in the recapture, reduction, disallowance, clawback, or adjustment of any Section 45X Credit generated or transferred by the Company Group.

(x) There have been no indemnity claims made, or threatened, against any member of the Company Group (by any purchaser, broker, arranger, insurer, financing party or otherwise) with respect to any Section 45X Credit.

4.16 Compliance with Law. Except as listed on Schedule 4.16, the Company Group is, and during the past three (3) years has been, in compliance in all material respects with (i) all applicable Laws to which it is subject and (ii) all Permits necessary for the conduct of the Company Group’s business as currently conducted. Except as listed in Schedule 4.16, the Company Group has not received written notice in the past three (3) years of any alleged, material default under, or any violation or non-conformity with any Law. The Company Group holds all Permits which are required under applicable Law or otherwise for the operation of the business of the Company Group as currently conducted and all such Permits are in full force and effect and no suspension, revocation, cancellation or adverse modification of any of them has been threatened in each case, except as would not reasonably be expected, individually or in the aggregate, to be material to the Company Group, taken as a whole. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any such Permit in each case, except as would not reasonably be expected, individually or in the aggregate, to be material to the Company Group, taken as a whole.

4.17 Affiliate Transactions. Except as set forth on Schedule 4.17, neither the Seller nor any Affiliate of the Seller (other than any member of the Company Group) nor any present or former director of the Company Group, (a) has any material interest in any property, real or personal, tangible or intangible, used in or pertaining to the business of the Company Group or (b) is party to any Contract or transaction with any member of the Company Group, other than (i) the Organizational Documents of the Company or its Subsidiary and (ii) any employment, indemnification or compensation-related Contract, including any Contract relating to incentive equity.

4.18 Environmental Matters. Except as would not be material to the Company Group, taken as a whole:

(a) Each member of the Company Group is, and for the past three (3) years has been, in compliance with all Environmental Laws applicable to the business, including any environmental Permits required thereunder.

(b) No member of the Company Group has received written notice from any Governmental Entity or Person alleging any violation of, or liability under, applicable Environmental Laws.

(c) There are no suits, actions, claims, proceedings, or investigations pending, or to the Knowledge of the Company, threatened in writing, under Environmental Laws.

(d) There has been no Release of any Hazardous Substances at any real property currently or, to the Knowledge of the Company, formerly owned or leased in connection with the business of the Company Group in a manner, quantity or concentration that would reasonably be expected to result in liability under applicable Environmental Laws.

(e) The Company has delivered or otherwise made available to the Purchaser true and complete copies of all material environmental studies, assessments, and investigations in its possession or reasonable control relating to properties currently or formerly owned or leased by the Company Group, and relating to the Company Group’s compliance with or liability under Environmental Laws.

Notwithstanding any other provision of this Agreement, the representations and warranties in this Section 4.18 are the only representations and warranties of the Company Group with respect to Environmental Laws or Hazardous Substances.

4.19 Sanctions and Ex-Im Laws. None of the Company or its Subsidiary, nor to the Knowledge of the Company, any of their respective officers, directors, agents, employees, Affiliates or third party representatives acting on behalf of the Company or its Subsidiary, is currently, or has been for the past five (5) years (or since April 24, 2019 with respect to Sanctions): (a) a Sanctioned Person; (b) engaging in any unlawful dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country in each case in violation of applicable Sanctions; or (c) otherwise in violation of any applicable Sanctions or Ex-Im Laws.

4.20 Anti-Corruption. During the past five (5) years, none of the Company or its Subsidiary, nor any of their respective officers, directors, or employees, or, to the Company’s knowledge (as defined in the FCPA), any of their respective agents or representatives, has, directly or indirectly, (a) made, given, provided, offered, authorized, or promised to make, give, provide, offer, or authorize the payment of any money, commission, reward, gift, hospitality, entertainment, inducement (including any facilitation payments), or anything else of value to or for the benefit of any Government Official, any Person acting for or on behalf of any Government Official, or any other Person, in each case in violation of any applicable Anti-Corruption Laws, or (b) taken any other action that has resulted in or would result in a violation of any applicable Anti-Corruption Laws or Anti-Money Laundering Laws. The Company Group maintains policies and procedures reasonably designed to promote compliance, in all material respects, with applicable Anti-Corruption Laws.

4.21 Brokers. Except for Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, no broker, finder, investment banker, financial adviser or other Person is entitled to any brokerage, finder’s, investment banker’s or other similar fee or commission in connection with the Transactions based upon any arrangements made by or on behalf of the Company Group.

4.22 Customers and Suppliers.

(a) Schedule 4.22(a) sets forth a true, correct and complete list of each of the ten (10) largest customers of the Company Group (based on the dollar volume of revenue from such customers as set forth thereon), in each case, for the 12-month period ended August 24, 2026 (the “Top Customers”). No Top Customer has delivered written notice (or, to the Knowledge of the Company, any oral notice) to any member of the Company Group that such Top Customer intends to terminate its relationship with, or materially and adversely change its terms of business with, any member of the Company Group.

(b) Schedule 4.22(b) sets forth a true, correct and complete list of each of the ten (10) largest suppliers of the Company Group (based on the dollar volume of consideration paid to such suppliers as set forth thereon), in each case, for the 12-month period ended August 24, 2026 (the “Top Suppliers”). No Top Supplier has delivered any written notice (or, to the Knowledge of the Company, any oral notice) to any member of the Company Group that such Top Supplier intends to terminate its relationship with, or materially and adversely change its terms of business with, any member of the Company Group.

4.23 Products, Services and Warranties. All products designed, manufactured, sold, leased, licensed, or delivered, and all services provided, by any member of the Company Group in the last three (3) years have complied in all material respects with all applicable express warranties, Laws and Permits. No product designed, manufactured, sold, leased, licensed, or delivered, and no service provided, by any member of the Company Group is or was defective, unsafe or subject to a recall, or has caused any injury or damage to property except, in each case as would not reasonably be expected, individually or in the aggregate, to be material to the Company Group, taken as a whole. There have been no product recalls issued by or on behalf of the Company Group with respect to any products or services thereof in the last three (3) years.

4.24 Disclaimer. Notwithstanding anything to the contrary in this Agreement, the Seller makes no representation or warranty in any provision of this Agreement, the Disclosure Schedules or otherwise, other than those representations and warranties expressly set forth in this Article IV and in Article V (subject to the limitations in this Section 4.24) and in the certificate delivered pursuant to Section 2.02(c). Notwithstanding anything to the contrary in this Agreement, nothing in this Section 4.24 shall limit any claim or cause of action (or recovery in connection therewith) with respect to Fraud.

FURTHER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS Article IV (AS MODIFIED BY THE DISCLOSURE SCHEDULES) AND THE CERTIFICATE REQUIRED TO BE DELIVERED PURSUANT TO SECTION 2.02(c), THE COMPANY EXPRESSLY DISCLAIMS, ON ITS BEHALF AND ON BEHALF OF ITS RESPECTIVE AFFILIATES AND REPRESENTATIVES, (I) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH PERSONS OR THE TRANSACTIONS, INCLUDING WITH RESPECT TO (A) THE DISTRIBUTION OF OR RELIANCE ON ANY INFORMATION, DISCLOSURE OR DOCUMENT OR OTHER MATERIAL MADE AVAILABLE TO THE PURCHASER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES IN ANY DATA ROOM, MANAGEMENT PRESENTATION, CONFIDENTIAL INFORMATION MEMORANDUM OR IN ANY OTHER FORM IN EXPECTATION OF, OR IN CONNECTION WITH, THE TRANSACTIONS, OR OTHERWISE RELATING IN ANY WAY TO THE BUSINESS OF THE COMPANY GROUP, THE COMPANY GROUP’S ASSETS OR THE COMPANY COMMON STOCK, (B) ANY ESTIMATES OF THE VALUE OF THE BUSINESS OF THE COMPANY GROUP, THE COMPANY GROUP’S ASSETS OR THE COMPANY COMMON STOCK, (C) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN, MARKETABILITY, PROSPECTS (FINANCIAL OR OTHERWISE) OR RISKS AND OTHER INCIDENTS OF THE BUSINESS OF THE COMPANY GROUP, THE COMPANY GROUP’S ASSETS OR THE COMPANY COMMON STOCK AND (D) ANY OTHER DUE DILIGENCE INFORMATION, (II) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES AND (III) ALL LIABILITY FOR ANY REPRESENTATION, WARRANTY, PROJECTION,

FORECAST, STATEMENT OR INFORMATION MADE AVAILABLE, COMMUNICATED OR FURNISHED (ORALLY OR IN WRITING) TO THE PURCHASER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES (INCLUDING OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO THE PURCHASER OR ANY OF ITS AFFILIATES OR REPRESENTATIVES). THE PARTIES ACKNOWLEDGE AND AGREE THAT THE PURCHASER SHALL BE DEEMED TO BE ACQUIRING THE COMPANY GROUP’S ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS,” “WHERE IS” AND “WITH ALL FAULTS.” NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE STATEMENTS AND DISCLAIMERS IN THIS SECTION 4.24 SHALL EXPRESSLY SURVIVE THE CLOSING.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to the Purchaser that the statements in this Article V are true as of the date of this Agreement (except for representations and warranties that are made as of a specific date, which are made only as of such date), except as set forth in the Disclosure Schedules.

5.01 Ownership of the Company Common Stock. The Seller is the owner, beneficially and of record, of all of the Company Common Stock, free and clear of all Liens (other than restrictions relating to the transferability of securities under applicable Securities Laws). The delivery to the Purchaser of the shares of Company Common Stock pursuant to this Agreement will transfer to the Purchaser all right, title and interest in and to all of the issued and outstanding Company Common Stock, free and clear of all Liens (other than restrictions relating to the transferability of securities under applicable Securities Laws).

5.02 Organization and Power. The Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Seller is not required to be qualified or licensed to do business as a foreign company in any other jurisdiction in which it owns, leases or operates property or otherwise conducts business except where it is qualified or where the failure to be qualified or licensed would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the Seller’s performance under this Agreement or the other Transaction Documents or the consummation of the Transactions.

5.03 Seller Profits Interests. Seller is, and has been since inception, classified as a partnership for U.S. federal income tax purposes. Each grant of Seller Profits Interests was made in accordance with all applicable Laws, had an applicable threshold amount not less than the liquidation value of the Seller as of the applicable grant date (as reasonably determined by the board of managers of the Seller), and was structured and intended to qualify as a ‘profits interest’ within the meaning of IRS Revenue Procedure 93-27 and IRS Revenue Procedure 2001-43. Neither the Seller nor any member of the Company Group has claimed any compensation or other Tax deduction in connection with the grant, vesting, or holding of any Seller Profits Interest, and neither the Seller nor any member of the Company Group has taken any Tax position inconsistent with treating such Seller Profits Interests as profits interests under IRS Revenue Procedure 93-27 and IRS Revenue Procedure 2001-43.

5.04 Authorization; No Breach.

(a) The execution, delivery and performance of this Agreement by the Seller and the consummation of the Transactions have been duly and validly authorized by all requisite action of the Seller, and no other action on its part is necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by the Seller and (assuming due authorization, execution and delivery by each other party hereto) constitutes a valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity.

(b) Except for compliance with any applicable requirements of the HSR Act and any other applicable Antitrust Laws, the execution, delivery and performance of this Agreement by the Seller does not and the consummation of the Transactions will not conflict with or result in any breach of, constitute a default under, result in a violation of, result in the creation of any Lien upon any assets of the Seller under, or require any authorization, consent, approval, exemption or other action by or notice to any court or Governmental Entity or other Person under, (i) the provisions of Seller’s Organizational Documents, or (ii) any applicable Law, indenture, mortgage, lease, loan agreement or other agreement or instrument to which the Seller is bound, or to which any of its properties or assets are subject, in the case of clause (ii), except as would not be reasonably expected to have, individually or in the aggregate, a material adverse effect on the ability of the Seller to consummate the Transactions.

5.05 Litigation. As of the date of this Agreement, there are no actions, suits, proceedings, writs, orders, judgments, decrees or investigations, in each case in writing, by or before any arbitrator or Governmental Entity pending or, to the Knowledge of the Seller, threatened, against Seller or any of its Affiliates that challenges or seeks to prevent, enjoin or otherwise materially delay the consummation of the Transactions or which would materially and adversely affect the performance of the Seller under this Agreement or the consummation of the Transactions.

5.06 Brokers. Except for Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, no broker, finder, investment banker, financial adviser or other Person is entitled to any brokerage, finder’s, investment banker’s or other similar fee or commission in connection with the Transactions based upon any arrangements made by or on behalf of the Seller.

5.07 No Other Representations. Notwithstanding anything to the contrary in this Agreement, the Seller makes no representation or warranty in any provision of this Agreement, the Disclosure Schedules or otherwise with respect to the Seller, other than those representations and warranties expressly set forth in Article IV and this Article V and in the certificate delivered pursuant to Section 2.02(c). Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.07 shall limit any claim or cause of action (or recovery in connection therewith) with respect to Fraud.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Seller and the Company that:

6.01 Organization and Corporate Power. The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into this Agreement and perform its obligations hereunder. Flex is a company, duly organized and validly existing and in good standing under the laws of Singapore, with full power and authority to enter into this Agreement and perform its obligations hereunder.

6.02 Authorization. The execution, delivery and performance of this Agreement by the Purchaser and Flex and the consummation of the Transactions have been duly and validly authorized by all requisite entity action, and no other action on its part is necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by the Purchaser and Flex and assuming that this Agreement has been duly executed by and is a valid and binding obligation of each other party hereto, this Agreement constitutes a valid and binding obligation of the Purchaser and Flex, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

6.03 No Violation. Neither the Purchaser nor Flex is subject to or obligated under its Organizational Documents, any applicable Law, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated by the Purchaser’s or Flex’s (as applicable) execution, delivery or performance of this Agreement or the consummation of the Transactions, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the Purchaser’s or Flex’s (as applicable) performance under this Agreement or the other Transaction Documents or the consummation of the Transactions. Neither the Purchaser nor Flex is required to be qualified or licensed to do business as a foreign company in any other jurisdiction in which it owns, leases or operates property or otherwise conducts business, except where it is qualified or where the failure to be qualified or licensed would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the Purchaser’s or Flex’s (as applicable) performance under this Agreement or the other Transaction Documents or the consummation of the Transactions.

6.04 Governmental and Other Consents. Except for the applicable requirements of the HSR Act or as set forth on Schedule 6.04, the Purchaser is not required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement or the consummation of the Transactions. Except as set forth on Schedule 6.04, no consent, approval or authorization of any Governmental Entity or any other party or Person is required to be obtained by the Purchaser or Flex in connection with its execution, delivery and performance of this Agreement or the consummation of the Transactions, except any such consents, approvals or authorization, the failure of which to obtain would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the Purchaser’s or Flex’s (as applicable) performance under this Agreement or the other Transaction Documents or the consummation of the Transactions.

6.05 Litigation. There are no suits or proceedings pending or, to the Purchaser’s knowledge, threatened in writing against the Purchaser at law or in equity, or before or by any Governmental Entity, which would materially and adversely affect the Purchaser’s performance under this Agreement or the consummation of the Transactions.

6.06 Investment Representation. The Purchaser is acquiring the Company Common Stock for its own account with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any Securities Laws. The Purchaser is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act. The Purchaser acknowledges that it is informed as to the risks of the Transactions and of ownership of the Company Common Stock. The Purchaser acknowledges that the Company Common Stock has not been registered under the Securities Act or any other Securities Laws and that the Company Common Stock may not be sold, transferred, assigned, offered for sale, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act, or the Company Common Stock is registered under any other Securities Laws or sold pursuant to an exemption from registration under the Securities Act and any other applicable Securities Laws.

6.07 Financing.

(a) As of the date hereof, the Purchaser has delivered to the Seller true, correct and complete copies, including all exhibits, schedules or annexes thereto, of the fully executed (i) debt commitment letter, dated as of the date of this Agreement, by and among Flex (with company registration number 199002645H) and the Debt Financing Sources party thereto (including all exhibits, annexes and schedules thereto, and as the same may be amended, restated, supplemented, replaced or otherwise modified in accordance with Section 8.07(b), and the Debt Fee Letters referred to below, collectively, the “Debt Commitment Letter”), pursuant to which the Debt Financing Sources have committed, on the terms and subject solely to the conditions set forth therein, to provide the amount of debt financing set forth therein to the Purchaser and/or an Affiliate thereof, the proceeds of which shall be used to fund the Transactions (the “Debt Financing”) and (ii) the fee letters referred to in the Debt Commitment Letter (collectively, the “Debt Fee Letters”), subject to redaction solely of fee amounts, “flex” provisions and any other economic terms that are customarily redacted in connection with transactions similar to the Transactions, in each case, solely to the extent such redactions do not redact any term or provision that would reasonably be expected to adversely affect the availability, enforceability, termination and/or conditionality of, or the aggregate principal amount committed to be funded by the Debt Financing Sources of, the Debt Financing on the Closing Date.

(b) Other than as explicitly set forth in the Debt Commitment Letter, there are no conditions precedent relating to the obligations of the Debt Financing Sources to provide the full amount of the Debt Financing contemplated by the Debt Commitment Letter, or any contingencies that would permit the Debt Financing Sources to reduce the principal amount of the Debt Financing. The Purchaser does not have any reason to believe that (i) it will be unable to satisfy on a timely basis all terms and conditions to be satisfied by it in the Debt Commitment Letter on or prior to the Closing Date or (ii) the full amount of the Debt Financing to be provided under the Debt Commitment Letter would not be available to Flex substantially simultaneously with the consummation of the Transactions contemplated hereby. Except as expressly contemplated in the Debt Commitment Letter, there are no side letters or other written agreements, contracts or arrangements of any kind to which the Purchaser is a party relating to the Debt Commitment Letter or the Debt Financing contemplated thereby (including as to the amounts, timing, availability or conditions of the funding of the Debt Financing) other than the Debt Commitment Letter and the Debt Fee Letters, and no such side letters or other contracts are contemplated by the Purchaser that would reasonably be expected to adversely affect the availability, enforceability, termination and/or conditionality of, or the aggregate principal amount committed to be funded by the Debt Financing Sources of, the Debt Financing on the Closing Date. The Debt Commitment Letter contains all of the conditions precedent to the obligations of the Debt Financing Sources to make the full amount of the Debt Financing available to Flex on the Closing Date.

(c) Assuming the satisfaction of the conditions set forth in Article III (other than those conditions that by their nature are to be satisfied at the Closing), the Debt Financing, when funded in accordance with the Debt Commitment Letter (including with respect to the Debt Financing, after giving effect to the maximum amount of any “flex” provision in the Debt Fee Letters (including with respect to fees and original issue discount)), together with other funds available to the Purchaser on the Closing Date, will provide Flex with cash proceeds on the Closing Date sufficient for the satisfaction of all of the Purchaser’s obligations under this Agreement and the Debt Commitment Letter, including the payment of the Purchase Price and any fees and expenses of, or payable by the Purchaser or its Affiliates in connection with the Transactions, the Debt Commitment Letter and the other Transaction Documents (such amounts, collectively, the “Financing Amount”).

(d) The Debt Commitment Letter is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of Flex and, to the knowledge of the Purchaser, the Debt Financing Sources party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law. No event has occurred that (with or without notice, lapse of time or both) would, or would reasonably be expected to constitute a default, breach or failure to satisfy a condition, by Flex or, to the knowledge of the Purchaser, any other party to the Debt Commitment Letter under the terms and conditions of the Debt Commitment Letter or would or would reasonably be expected to result in any portion of the Debt Financing contemplated by the Debt Commitment Letter to be unavailable on the Closing Date.

(e) As of the date of this Agreement, the Debt Commitment Letter has not, in any respect, been amended, restated, amended and restated, supplemented, withdrawn or otherwise modified and none of the commitments thereunder have been terminated, reduced, withdrawn or rescinded in any respect by any party thereto, and, no such amendment, restatement, amendment and restatement, supplementation, withdrawal, termination, reduction, rescission or other modification is contemplated other than (x) to add Debt Financing Sources or reallocate the commitments of any Debt Financing Source in accordance with the Debt Commitment

Letter as in effect on the date hereof or (y) to give effect to any market “flex” provisions in the Debt Fee Letters. The Purchaser has no knowledge of (i) any fact, occurrence, circumstance or condition that would or would reasonably be expected to cause the Debt Commitment Letter to terminate or be withdrawn, modified, repudiated or rescinded or to be or become ineffective or (ii) any fact, occurrence, circumstance or condition that would or would reasonably be expected to prevent any Debt Financing Source from performing its obligations under the Debt Commitment Letter or cause any other potential impediment to the funding of any of the payment obligations of the Debt Financing Sources under the Debt Commitment Letter at or prior to the Closing. As of the date of this Agreement, no event has occurred which (with or without notice, lapse of time or both) would or would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent under the Debt Commitment Letter on the part of the Purchaser. The Purchaser affirms that it is not a condition to the Closing or any of its other obligations under this Agreement that the Purchaser obtain financing for or related to any of the Transactions.

(f) The Purchaser acknowledges and agrees that its obligations under this Agreement are not in any way contingent or otherwise subject to (i) the consummation of any financing arrangements or obtaining any financing (including the Debt Financing or any Equity Financing) or (ii) the availability of any financing (including the Debt Financing or any Equity Financing) to Purchaser or any of its Affiliates. Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in this Section 6.07 are made solely as of the date of this Agreement.

6.08 Solvency. Assuming the accuracy of the representations and warranties of the Seller set forth in Article IV and Article V of this Agreement, immediately after giving effect to all of the Transactions, Purchaser and its Subsidiaries (including the Company Group) will be Solvent. For the purpose of this Section 6.08, the term “Solvent” when used with respect to any Person, means that, as of any date of determination: (i) the amount of the “fair saleable value” of the assets of such Person shall, as of such date, exceed: (A) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors; and (B) the amount that shall be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured; (ii) such Person shall not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date; and (iii) such Person shall be able to pay its liabilities, including contingent and other liabilities, as they mature. For the purpose of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” means that such Person shall be able to generate enough cash from operations, asset dispositions or refinancing, or a combination thereof, to meet its obligations as they become due. No transfer of property is being made by the Purchaser, and no obligation is being incurred by the Purchaser, in each case in connection with the Transactions with the intent to hinder, delay or defraud either present or future creditors of Purchaser or any of its Subsidiaries (including, following the Closing, the Company and its Subsidiary).

6.09 Brokers. Except for Evercore Group L.L.C., no broker, finder, investment banker, financial adviser or other Person is entitled to any brokerage, finder’s, investment banker’s or other similar fee or commission in connection with the Transactions based upon any arrangements made by or on behalf of the Purchaser or any of its Affiliates.

ARTICLE VII

COVENANTS OF THE COMPANY AND THE SELLER

7.01 Conduct of the Business.

(a) Prior to the Closing, except (i) as set forth on Schedule 7.01(a), (ii) as required by applicable Law, (iii) as expressly provided by this Agreement or (iv) with the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall use its commercially reasonable efforts to (A) conduct, and cause its Subsidiary to conduct its business in the Ordinary Course of Business and (B) preserve intact its business organization and to preserve the present relationships and goodwill with those Persons having significant business relationships with the Company or its Subsidiary, including Governmental Entities, customers, vendors, suppliers, licensors, licensees, distributors, creditors and employees.

(b) Other than (i) as set forth on Schedule 7.01(b), (ii) as required by applicable Law, (iii) as expressly provided by this Agreement (including Section 7.04) or (iv) with the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall not permit its Subsidiary to (and, in the case of clause (xi), the Seller shall not, and shall cause its Subsidiaries not to):

(i) transfer or issue to any Person (other than the Company), or pledge, any Equity Interests of the Company or its Subsidiary;

(ii) amend the certificate of incorporation, bylaws or comparable Organizational Documents of the Company or its Subsidiary;

(iii) redeem, repurchase, reclassify, split or otherwise acquire any, or declare, pay or set aside dividends or distributions on or in respect of any, Equity Interests of the Company or its Subsidiary;

(iv) adopt a plan or agreement of liquidation, dissolution, merger, consolidation, restructuring, reclassification, recapitalization or other reorganization;

(v) incur or guarantee any indebtedness for borrowed money, other than borrowings under any revolving credit facility in the Ordinary Course of Business and any interest accrued pursuant to the Citibank Credit Agreement and the Nuveen Credit Agreement;

(vi) make any material capital investment in, or any material loan or advance to, any other Person (other than any member of the Company Group) outside the Ordinary Course of Business;

(vii) sell, assign, license, transfer, convey or otherwise dispose of, or pledge or subject to any Lien, any of its material properties or assets, other than (A) sales or transfers of obsolete equipment in the Ordinary Course of Business and (B) sales of inventory (including the Section 45X Credits) in the Ordinary Course of Business (it being understood that transfers of Intellectual Property Rights are addressed in clause (viii));

(viii) sell, assign, license, transfer, convey, allow to lapse or enter into the public domain or otherwise dispose of any material Intellectual Property Rights owned by the Company Group, other than non-exclusive licenses granted to customers, suppliers, or similar third parties in the Ordinary Course of Business or with respect to abandonments of immaterial or obsolete Intellectual Property Rights in the Ordinary Course of Business;

(ix) enter into, amend in any material respect or waive any material rights under, any agreement to (A) lease, license, sublease, or otherwise occupy real property, (B) purchase any real property (including so-called options agreements), or (C) transfer or grant any right to use or occupy any real property;

(x) change its present accounting methods or principles in any material respect, except as required by changes in GAAP or applicable Law;

(xi) except as required under the terms of any Employee Plan as in effect on the date hereof, (A) grant any loan to, increase the compensation or benefits of or grant, pay or accelerate the vesting or payment of any bonus to any Employee, (B) grant any severance, change of control, retention, termination or similar compensation or benefits to any Employee (other than the granting of severance in the Ordinary Course of Business to an Employee whose annual base compensation is less than $240,000 whose employment is terminated by the Company other than for “cause” following the date hereof, subject to (i) such Employee’s execution without revocation of a general release of claims in favor of the Company and its successors and (ii) such severance not exceeding more than four weeks of such Employee’s base salary), (C) amend, adopt, establish, agree to establish, enter into or terminate any Employee Plan or collective bargaining agreement or other labor union Contract with respect to any Employee, (D) take any action to accelerate the vesting of, or payment of, any compensation or benefit under any Employee Plan, (E) take any action to fund or in any other way secure the payment of compensation or benefits under any Employee Plan, (F) hire or promote any employee or other individual service provider of the Company Group, except in the Ordinary Course of Business (including to fill vacancies) where such hiring or promotion is with respect to an employee or other individual service provider whose base compensation is less than $240,000, or (G) terminate the employment or services of any Employee other than (x) for cause (as determined by the Company in good faith) or (y) in the Ordinary Course of Business with respect to such Employee whose base compensation is less than $240,000;

(xii) (A) settle or compromise any material Tax Proceeding, (B) make, change or revoke any material Tax election, other than in the Ordinary Course of Business (C) change or revoke any material method of Tax accounting, (D) consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment other than extensions to file Tax Returns, (E) amend any material Tax Return, or (F) enter into any closing agreement or seek any ruling relating to material Tax matters from any Taxing Authority;

(xiii) enter into any arrangement with a third party transferee for the sale of Section 45X Credits, other than the sale of Section 45X Credits in the Ordinary Course of Business after October 31, 2026 (provided, that, the Company shall (A) obtain a customary 45X transfer insurance policy consistent with past practice or the then-current market practice in connection with any such sale (which policy shall be subject to Purchaser’s approval, not to be unreasonably withheld, conditioned or delayed) and (B) provide the Purchaser with a reasonable opportunity to review and comment on any documentation relating thereto, including such 45X transfer insurance policy);

(xiv) enter into or agree to enter into any merger or consolidation with any Person, or acquire the securities of any other Person, except, in each case, for transactions involving only the Company and/or its Subsidiary, or acquire any material assets constituting any operating business or line of business;

(xv) (A) amend or modify any Material Contract in a manner that is adverse in any material respect to the Company Group, other than amendments or modifications of Material Contracts in the Ordinary Course of Business that the Company determines in good faith are designed to preserve the Company Group’s relationship with the counterparty or are otherwise in the best interests of the Company Group, (B) voluntarily terminate any Material Contract or permit any Material Contract to expire (except automatic expirations that occur by the operation of the terms of any such Material Contract) or (C) enter into or renew (other than any automatic renewal) any Material Contract of the type set forth in clauses (x), (xi), (xii) or (xvii) of the definition thereof;

(xvi) allow any acceleration, postponement, cancellation or delays in the purchase of inventory, collection of receivables or payment of payables, or offer to discount or forbear the same, not consistent with the Ordinary Course of Business;

(xvii) form any Subsidiary or enter into any joint venture, partnership, limited liability corporation or similar arrangement, excluding any of the foregoing relating to wholly-owned Subsidiaries;

(xviii) enter into any new line of business or abandon or discontinue an existing line of business;

(xix) make or commit to make any capital expenditures, other than (A) capital expenditures contemplated by the Company’s capital expenditure budget for each fiscal quarter in 2026 or 2027, as applicable (the “CapEx Budgeted Amounts”) (provided, that, the Company may also make capital expenditures in any fiscal quarter that related to CapEx Budgeted Amounts contemplated in a previous fiscal quarter, to the extent such amounts were not expended in any prior quarter and such amounts are used for the same or substantially the same purpose as provided for in such prior quarter in the CapEx Budgeted Amounts), (B) capital expenditures or commitments therefor in amounts not in excess of 15% of the CapEx Budgeted Amounts, (C) maintenance capital expenditures reasonably necessary or prudent to maintain the

Company Group’s assets in good working order and condition and (D) as required in the event of an emergency to protect life, property or the environment;

(xx) settle, compromise, withdraw from or initiate any claim, demand, action, suit, proceeding or investigation (A) for an amount in excess of $1,000,000 individually or $5,000,000 in the aggregate or (B) involving the imposition on any member of the Company Group any non-monetary relief (other than non-monetary relief that is incidental to a primarily monetary claim) or the making by any member of the Company Group of any admissions of liability or responsibility; or

(xxi) otherwise agree or enter into an agreement or otherwise commit to do any of the foregoing.

(c) Nothing contained in this Agreement shall give the Purchaser, directly or indirectly, rights to control or direct the operations of the Company or its Subsidiary before the Closing Date.

7.02 Access to Information.

(a) From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Article XI, the Company shall provide the Purchaser and its Representatives with reasonable access upon reasonable notice to the offices, properties, senior personnel, books and records, contracts and other documents (including Tax Returns) and data related to the Company Group, in each case as the Purchaser and its Representatives may reasonably request, in connection with the activities contemplated by Section 7.07 and as necessary for the transition of the operation of the Company’s business to the Purchaser; provided, that (i) such access shall not unreasonably interfere with the normal operations of the Company or its Subsidiary, (ii) all requests for access shall be directed to such individuals as the Company may designate in writing from time to time and (iii) nothing herein shall require the Company or any of its Affiliates to provide access to, or to disclose any information to, the Purchaser if such access or disclosure would reasonably be expected to (x) be in violation of applicable Laws or regulations of any Governmental Entity (including Antitrust Laws and laws regarding employee rights of privacy) or (y) void or otherwise result in the loss of any attorney-client or other privilege; provided, further, that, if the Company withholds access pursuant to clause (iii) of the foregoing proviso, the Company shall, and shall cause its Subsidiary to, notify the Purchaser of the withholding of such access and use commercially reasonable efforts to provide such access in a way so as not to violate such applicable Laws or regulations or jeopardize such attorney-client or other privilege.

(b) The Purchaser acknowledges that Purchaser is and remains bound by the Confidentiality Agreement between Flextronics International USA, Inc. and the Seller, dated April 23, 2026 (the “Confidentiality Agreement”). The Purchaser shall, and shall cause its Affiliates and the Purchaser’s Representatives to, abide by the terms of the Confidentiality Agreement with respect to such access and any information furnished to any of the foregoing pursuant to this Section 7.02.

7.03 Exclusive Dealing. During the period from the date of this Agreement through the Closing or the earlier termination of this Agreement pursuant to Section 11.01, none of the Seller or the Company shall (and shall cause their Affiliates and representatives not to) take any action to encourage, initiate or engage in discussions or negotiations with, or provide any information to, any Person (other than the Purchaser and its representatives) concerning any purchase of the Company Common Stock or any merger, sale of all or a material portion of the assets of the Company or similar transactions involving the Company (other than assets sold, assigned or transferred in the Ordinary Course of Business).

7.04 RSUs. Prior to the Closing, the Company’s board of directors shall have adopted appropriate resolutions, subject to Purchaser’s reasonable review and comment, and taken all other actions necessary and appropriate to cause each outstanding RSU to be cancelled immediately prior to the Closing in accordance with the terms of the Company Equity Incentive Plan and the applicable award agreements, as amended, in exchange for (i) a cash payment, payable as soon as practicable, and no later than the second regular payroll date of the Company, following the Closing equal to the Per RSU Payoff Amount, and (ii) a cash payment, payable as soon as practicable, and no later than the second regular payroll date of the Company, following the release of the Escrow Balance, equal to the Per RSU Escrow Payoff Amount; in each case subject to the delivery of a duly executed and completed waiver, which shall include a general release of claims in favor of the Company, Purchaser and their respective Affiliates. For the avoidance of doubt, no holder of RSUs prior to the Closing shall hold any equity of any kind in the Company as of the Closing (or otherwise have any right with respect thereto other than the right to receive the applicable settlement consideration described herein).

7.05 Termination of Company 401(k) Plan. Unless Purchaser provides written notice to the Company to the contrary no later than ten (10) Business Days prior to the Closing, the Company shall take all actions necessary to terminate any and all Employee Plans intended to include a Code Section 401(k) arrangement (each, a “401(k) Plan”), effective as of no later than the day immediately preceding the Closing Date; provided, that such termination shall be expressly contingent upon, and shall not become effective prior to, the occurrence of the Closing (and if the Closing does not occur, such termination shall be null and void and of no force or effect). Unless Purchaser provides written notice to the Company as contemplated in the foregoing sentence, no later than three (3) Business Days prior to the Closing Date, the Company shall provide Purchaser with evidence that each 401(k) Plan has been terminated (effective as of no later than the day immediately preceding the Closing Date), pursuant to resolutions of the board of directors of the Company, such ERISA Affiliate or organization, as the case may be. The form and substance of such resolutions shall be subject to review and approval of Purchaser (which shall not be unreasonably withheld, delayed or conditioned).

7.06 280G Stockholder Approval. If any Person who is a “disqualified individual” (within the meaning of Section 280G of the Code and the Department of Treasury regulations promulgated thereunder) with respect to the Company Group may receive any payment(s) or benefit(s) that could be deemed to constitute parachute payments under Section 280G of the Code in connection with the Transactions, then (a) the Company shall use commercially reasonable efforts to obtain and deliver to Purchaser a Parachute Payment Waiver (as defined below) from each such “disqualified individual” no later than five (5) Business Days immediately prior to the Closing Date; and (b) no later than three (3) Business Days immediately prior to the Closing Date (and at least one (1) calendar day following execution of the Parachute Payment Waivers (if any)), the Company shall prepare and distribute to its stockholders a disclosure statement describing all potential parachute payments and benefits that may be received by such disqualified individual(s) and shall submit such payments to its stockholders for approval, in each case, in accordance with the requirements of Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations promulgated thereunder, such that, if approved by the requisite majority of the stockholders, such payments and benefits shall not be deemed to be “parachute payments” under Section 280G of the Code (the foregoing actions, a “280G Vote”). Prior to the Closing, if a 280G Vote is required, the Company shall deliver to Purchaser evidence reasonably satisfactory to Purchaser, (i) that a 280G Vote was solicited in conformance with Section 280G of the Code, and the requisite stockholder approval was obtained with respect to any payments and/or benefits that were subject to the Company stockholder vote (the “Section 280G Approval”) or (ii) that the Section 280G Approval was not obtained and as a consequence, pursuant to the Parachute Payment Waiver, such “parachute payments” shall not be made or provided. The determination of which payments may be deemed to constitute parachute payments, the form of the Parachute Payment Waiver, the disclosure statement, any other materials to be submitted to the Company’s stockholders in connection with the Section 280G Approval and the calculations related to the foregoing (the “Section 280G Soliciting Materials”) shall be subject to advance review and approval by Purchaser (which shall not be unreasonably withheld, conditioned or delayed). To the extent that any Contract, agreement or other arrangement is or is reasonably expected to be entered into by Purchaser or any of its Affiliates and a disqualified individual in connection with the Transactions prior to the Closing Date, (1) Purchaser shall provide a copy of each such arrangement (or a summary of the material terms thereof that are necessary for the Section 280G analysis) to the Company at least seven (7) Business Days before the Closing Date and shall cooperate with the Company and its counsel in good faith in order to calculate or determine the value (for purposes of Section 280G of the Code) of any payments or benefits, which may be paid, granted or provided in connection therewith that could constitute a “parachute payment” under Section 280G of the Code, and (2) the Company shall cooperate with Purchaser to incorporate such payments or benefits into the Parachute Payment Waiver and 280G Vote, as appropriate.

Notwithstanding the foregoing, if Purchaser fails to deliver any such arrangements to the Company, as applicable, at least seven (7) Business Days before the Closing Date, such arrangements shall not be included in the 280G Vote. “Parachute Payment Waiver” means, with respect to any Person, a written agreement waiving such Person’s right to receive any “parachute payments” (within the meaning of Section 280G of the Code and the Department of Treasury regulations promulgated thereunder) to the extent required to avoid the imposition of a tax by virtue of the operation of Section 280G of the Code and to accept in substitution therefor the right to receive such payments only if approved by the stockholders of the Company in a manner that complies with Section 280G(b)(5)(B) of the Code and the regulations promulgated thereunder. Each such Parachute Payment Waiver shall identify the specific waived benefit and shall provide that if such stockholder approval is not obtained, such waived payments shall not be made and such Person shall have no right or entitlement with respect thereto.

7.07 Delivery of Financial Statements.

(a) The Seller and the Company shall use commercially reasonable efforts to deliver to Purchaser the following information by the dates specified below:

(i) by November 9, 2026, an unaudited consolidated balance sheet as of September 30, 2025 and September 30, 2026, and the related statement of operations and comprehensive loss for the 3- and 9-month periods ended September 30, 2025 and September 30, 2026, in each case in respect of the Seller (the “Draft Q3 Financial Statements”); and

(ii) by November 11, 2026, an unaudited consolidated balance sheet as of September 30, 2025 and September 30, 2026, the related statements of operations and comprehensive loss and changes in equity for the 3- and 9-month periods ended September 30, 2025 and September 30, 2026, and the related statements of cash flows for the 9-month periods ended September 30, 2025 and September 30, 2026, in each case in respect of the Seller, together with all required footnotes thereto, prepared in accordance with GAAP and Regulation S-X and reviewed by PricewaterhouseCoopers LLP, the Company’s independent auditors (“PwC”) (the “Q3 Financial Statements” and, together with the Draft Q3 Financial Statements, the “Required Financial Statements”),

and to use commercially reasonable efforts to cause such Required Financial Statements to present fairly in all material respects the financial condition and results of operation of the Company and its Subsidiary (taken as a whole) as of the times and for the periods referred to therein.

(b) To the extent the Closing occurs after December 31, 2026, the Company shall, in addition to the Required Financial Statements, use commercially reasonable efforts to deliver to Purchaser any and all additional financial statements and other financial information related to the Company Group (including, without limitation, updated unaudited interim financial statements for any fiscal quarter subsequent to those addressed in Section 7.07(a) above and/or audited annual financial statements for any completed fiscal year) as may be reasonably requested for each of Flex and Spinco for the purpose of satisfying its periodic reporting and registration statement requirements with the SEC in light of the actual timing of the Closing, in each case prepared in accordance with GAAP and Regulation S-X, reviewed or audited by PwC to the extent required to satisfy such requirements, and at Purchaser’s sole cost and expense.

(c) The Seller and the Company shall, and shall cause their respective Affiliates and Representatives to, (i) reasonably cooperate with Purchaser and its Affiliates in the Purchaser’s and its Affiliates’ preparation of the Required Financial Statements, additional financial statements and other financial information contemplated by Section 7.07(a) and 7.07(b) above, including, to the extent requested in writing by Purchaser, by participating in meetings with Purchaser (not to exceed two meetings per week unless otherwise agreed by the Seller in its sole discretion); (ii) reasonably cooperate with Purchaser and its Affiliates and provide Purchaser and its Affiliates with all assistance reasonably requested in connection with the preparation by Purchaser or any of its Affiliates of pro forma financial statements in accordance with Article 11 of Regulation S-X reflecting the Transaction, including by delivering all financial data reasonably requested by Purchaser or its Affiliates to prepare such pro forma financial statements; (iii) participate in any customary diligence calls, meetings or drafting sessions in connection with the preparation of any registration statements or periodic reports as may be reasonably requested by Purchaser or its Affiliates and (iv) use commercially reasonable efforts to cause PwC to (A) provide all reasonably required assistance to Purchaser or its Affiliates in connection with the review of the Required Financial Statements or the pro forma financial statements referenced in this Section 7.07, (B) provide all consents required for the inclusion of PwC’s audit report in respect of any audited financial statements of the Company Group in any SEC filing of Purchaser or any of its Affiliates and (C) deliver any comfort letters and participate in any diligence calls as reasonably requested by Purchaser or its Affiliates; provided, in each case, that Purchaser shall be solely responsible for any costs and expenses associated therewith. Purchaser will cooperate with PwC as necessary to allow PwC to provide customary consents and comfort letters. If the Closing occurs prior to the delivery of any of the Required Financial Statements (or any of the additional financial statements contemplated by Section 7.07(b)), the Seller shall, and shall cause its Affiliates and Representatives to, reasonably cooperate with the Company and provide the Company with all assistance reasonably requested in connection with the preparation by the Company of such Required Financial Statements (or such additional financial statements), in each case at Purchaser’s sole cost and expense.

(d) For the avoidance of doubt, any reference in this Section 7.07 to an Affiliate of Purchaser shall be deemed to include Spinco, regardless of whether Spinco is an Affiliate of Purchaser at the applicable time. The Seller and the Company agree that Spinco is an express third party beneficiary of, and may enforce, any of the provisions of this Section 7.07.

(e) The Seller and the Company consent to the public disclosure by Purchaser or its Affiliates of any of the financial or other information provided pursuant to this Section 7.07 as required or deemed advisable to comply with Purchaser’s and its Affiliates’ obligations under the rules of the SEC, including in connection with Flex’s announced separation of Spinco or any Equity Financing; provided, that to the extent practicable, the Seller shall have the right to review reasonably in advance the financial or other information of the Seller to be included in such public disclosure if such public disclosure is made prior to the Closing or following the Closing if such public disclosure requires any action (including any certification, consent, comfort or letter of representation) by the Seller, its accountants or other advisors.

(f) Purchaser shall indemnify and hold harmless Seller, the Company Group, each of their respective Affiliates and representatives, and employees of the Company from and against any and all Losses suffered or incurred by any of them in connection with any of their cooperation or assistance with respect to compliance with this Section 7.07 or otherwise arising from the provision of the Required Financial Statements, the Pre-Signing Financial Statements or other financial statements or financial information provided pursuant to this Section 7.07; provided, however, that the foregoing obligations shall not apply to any Losses incurred as a result of the bad faith, gross negligence or willful misconduct of Seller, the Company Group or any of their Affiliates or their respective representatives, or employees of the Company.

(g) Purchaser shall promptly, and in any event not later than the earlier of (x) ten (10) Business Days following the Seller’s or Company’s request therefor, (y) the Closing Date or (z) the termination of this Agreement in accordance with its terms, reimburse the Seller and the Company for all reasonable and documented out-of-pocket costs, fees and expenses incurred prior to such time by the Seller and the Company in connection with any cooperation provided under, or otherwise with respect to fulfilling any obligations pursuant to delivery of any financial statements and other financial information related to the Company Group, including the Pre-Signing Financial Statements and the Required Financial Statements, and this Section 7.07 (including all reasonable out-of-pocket costs and fees and expenses of accountants, attorneys’ fees and other Representatives).

(h) Purchaser acknowledges and agrees that the Seller and the Company Group shall not be deemed to be in breach of this Section 7.07 as a result of acts, omissions, delays or failures of third parties (including PwC) that are outside of the control of the Seller and the Company Group so long as the Seller and the Company Group have directed such third parties and otherwise used commercially reasonable efforts to cause such third parties to perform their obligations and deliver their work product in a timely manner.

(i) Purchaser shall notify the Seller in writing as soon as practicable, and in any event no later than five (5) Business Days, following Purchaser becoming aware, or such time as Purchaser would have become aware following reasonable inquiry of the Purchaser personnel responsible for the subject matter of this Section 7.07, of the occurrence (or alleged occurrence) of any breach by the Seller or the Company of this Section 7.07, and such notice shall describe such claim of breach (or alleged breach) in reasonable detail and Purchaser’s proposed cure of such alleged breach; provided any failure of the Purchaser to so notify the Seller shall not limit any rights and remedies of the Purchaser hereunder except to the extent such failure has materially prejudiced a defense available to the Seller or the Company or has materially prejudiced or otherwise materially impaired the ability of the Seller or the Company to cure such breach without causing a material delay of the Closing. Any actions taken by Seller, the Company or any of its or their Affiliate in response to such notice shall not be deemed an admission that any action or failure to act was a breach of this Agreement by Seller or the Company. Without limiting the foregoing, in the event that Seller and/or the Company bring any action, claim, counterclaim, complaint or other proceeding, in each case, before any Governmental Entity to enforce specifically the consummation of the Closing and Seller and/or the Company substantially prevail with respect thereto, then any action or failure to act by the Seller or the Company Group with respect to the matters contemplated in this Section 7.07 during the pendency of any such action, claim, counterclaim, complaint or proceeding shall be disregarded for purposes of determining whether the condition to Closing set forth in Section 3.01(b) is satisfied unless the Seller or the Company have willfully and materially breached their respective obligations under this Section 7.07.

7.08 No Leakage. During the period from the date hereof through the Closing, the Seller shall not permit, and shall cause its Affiliates to not permit, the occurrence of any Leakage, other than Permitted Leakage or Leakage that is or will be reflected in the Estimated Closing Statement. The Seller shall notify the Purchaser in writing as soon as reasonably practicable of the existence of any Leakage or any events, facts, conditions or circumstances that would reasonably be expected to result in any Leakage; provided, that the Seller’s failure to deliver any notice required to be delivered pursuant to this sentence shall not be taken into account with respect to any condition to Closing set forth in Article III or any right to terminate this Agreement pursuant to Article XI.

7.09 Pre-Closing Reorganization. Prior to the Closing, the Seller and the Company shall cause (a) all cash (provided, that, Seller may maintain a reasonable level of cash not to exceed $250,000, so long as the same is reflected as Leakage in the Estimated Closing Statement) and other assets of the Seller to be contributed to the Company (excluding any books and records of Seller that do not relate to the operations of the business of the Company Group), without the payment by the Company of any consideration or the issuance by the Company of any additional Equity Interests and (b) all intercompany agreements, arrangements and balances as between the Seller and any of its Affiliates, on the one hand, and the Company and its Subsidiary, on the other hand (including Related Party Agreements) to be terminated without payment by the Company or its Subsidiary of any amounts or the incurrence of any additional liabilities (the “Pre-Closing Reorganization”). The Seller shall provide the Purchaser with a reasonable opportunity to review all agreements, instruments and other documentation to be entered into in respect of the Pre-Closing Reorganization and shall consider in good faith any comments to such documentation. Prior to the Closing, at the Purchaser’s request, the Seller shall reasonably cooperate in taking such actions as the Purchaser may reasonably request to transfer, assign or endorse any insurance policy maintained by Seller for the benefit of the Company Group to the members of the Company Group, effective as of the Closing.

7.10 Intellectual Property. The Seller and the Company shall use commercially reasonable efforts to assist the Purchaser with the filing of all assignments relating to the Company’s ownership of the Registered Company IP with the applicable registration office prior to and after the Closing.

ARTICLE VIII

COVENANTS OF THE PURCHASER

8.01 Access to Books and Records. From and after the Closing, for a period of seven (7) years, the Purchaser shall, and shall cause the Company to, provide the Seller and their successors, Affiliates and representatives with access, during normal business hours and upon reasonable notice, to (i) the books and records (for the purpose of examining and copying at the Seller’s expense) of the Company Group with respect to periods or occurrences prior to or on the Closing Date and (ii) employees of the Company Group for purposes of better understanding such books and records, in each case as reasonably requested by the Seller to the extent necessary for the preparation of insurance claims, financial statements, regulatory filings, Tax Returns of the Seller or its Affiliates in respect of periods ending on or prior to the Closing, or in connection with any claim, demand, action, suit, proceeding or investigation; provided that, in connection with any claim, demand, action, suit, proceeding or investigation to which the Seller or any of its Affiliates, on the one hand, and the Purchaser or any of its Affiliates (including, following the Closing, the Company Group), on the other hand, are adverse parties, the Purchaser shall not be required to provide access to any such books, records or employees pursuant to this Section 8.01. Unless otherwise consented to in writing by the Seller, the Purchaser shall not, and shall not permit the Company or any other member of the Company Group to, for a period of seven (7) years following the Closing Date, destroy, alter or otherwise dispose of any of the books and records of the Company or any other member of the Company Group for any period prior to the Closing Date without first giving reasonable prior notice to the Seller and offering to surrender to the Seller such books and records or any portion thereof which the Purchaser or the Company may intend to destroy, alter or otherwise dispose of.

8.02 Director and Officer Liability and Indemnification.

(a) For a period of six (6) years after the Closing Date, the Purchaser shall not, and shall not permit the Company or its Subsidiary to, amend, repeal or otherwise modify any provision in the Company’s or such Subsidiary’s certificate of incorporation, certificate of formation, bylaws, operating agreement or other organizational documents relating to the exculpation or indemnification (including fee advancement) of any officers, directors or managers (unless required by Law), in any manner that would make any of such provisions less favorable to the officers and directors of the Company and its Subsidiary, it being the intent of the parties that the officers, directors or managers of the Company and its Subsidiary shall continue to be entitled to such exculpation and indemnification (including fee advancement) to the full extent of the Law. The Purchaser shall cause the Company and its Subsidiary to honor and perform under all indemnification obligations owed to any of the individuals who were officers, directors or managers of the Company and its Subsidiary at or prior to the Closing Date. Purchaser hereby acknowledges that certain indemnitees to whom this Section 8.02 applies may have rights to indemnification, advancement of expenses and/or insurance provided by Persons other than the Company and its Subsidiary (the “Indemnitors”). Purchaser hereby agrees that the Company and its Subsidiary are indemnitors of first resort (i.e., their obligations to any indemnitee to whom this Section 8.02 applies are primary and any obligation of the Indemnitors are secondary).

(b) Prior to or at the Closing, the Purchaser shall, or shall cause the Company (at the Purchaser’s expense) to, purchase a prepaid insurance policy (i.e., “tail coverage”) (the “D&O Tail”), which policy provides liability insurance coverage for the individuals who were officers or directors or managers of the Company or its Subsidiary at or prior to the Closing Date on no less favorable terms (including in amount and scope) as the policy or policies maintained by the Company and its Subsidiary immediately prior to the Closing for the benefit of such individuals for an aggregate period of not less than six (6) years with respect to claims arising from acts, events or omissions that occurred at or prior to the Closing, including with respect to the Transactions. Such policy shall be from an insurance carrier with the same or better credit rating as the Company’s or its Subsidiary’s current insurance carrier with respect to directors’ and officers’ liability insurance.

(c) If the Company or its Subsidiary or any of their respective successors or assigns (i) is to consolidate with or merge into any other Person and will not be the continuing or surviving entity of such consolidation or merger or (ii) is to transfer all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of the Company or such Subsidiary shall assume all of the obligations set forth in this Section 8.02. The provisions of this Section 8.02 are intended for the benefit of, and will be enforceable by, each current and former officer, director, manager or similar functionary of the Company or its Subsidiary and his or her or its heirs, representatives, successors or assigns, and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have had by contract or otherwise.

(d) Notwithstanding anything herein to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, at or after the Closing Date) is made against any individuals or entities who were officers, directors or managers of the Company or its Subsidiary at or prior to the Closing Date or any other party covered by directors’ and officers’ liability insurance maintained by the Company or its Subsidiary, on or prior to the sixth (6th) anniversary of the Closing Date, the provisions of this Section 8.02 shall continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.

8.03 Conditions. Each of the parties hereto shall use commercially reasonable efforts to cause the conditions set forth in Article III to be satisfied and to consummate the Transactions as soon as reasonably possible after the satisfaction of the conditions set forth in Article III (other than those conditions that are to be satisfied simultaneously with the Closing itself).

8.04 R&W Policy. The Purchaser shall obtain and bind the R&W Policy as of the date hereof and provide a copy thereof to the Seller prior to the date hereof to provide reasonable comments to the R&W Policy. Following the date hereof, the Purchaser shall use commercially reasonable efforts to satisfy the conditions set forth in the binder agreement to the R&W Policy to cause the R&W Policy to be issued on the terms and in the form attached hereto as Exhibit C as soon as reasonably practicable following the Closing, including payment of all costs of such R&W Policy. From and after the date hereof, the Purchaser shall not (and shall cause its Affiliates to not) grant any right of subrogation, contribution, indemnification or other right under or otherwise amend, modify, terminate, or waive any term or condition of the R&W Policy in a manner adverse to the Seller. The Purchaser shall provide the Seller with a true and complete copy of the final and issued R&W Policy as soon as reasonably practicable following the Closing. The parties to this Agreement acknowledge and agree that any failure by the Purchaser to obtain or maintain the R&W Policy in accordance with this Section 8.04 shall not (a) in any manner increase any liability of the Seller or any of its Affiliates or any of their respective Representatives under this Agreement, including if (x) the R&W Policy is disputed, invalidated or deemed ineffective, in whole or in part, or (y) the coverage provided under the R&W Policy is denied, disputed, exhausted or otherwise made unavailable to the Purchaser or its Affiliates, in whole or in part or (b) constitute a breach of covenant for the purposes of Article III or Article XI hereunder. The Purchaser shall timely pay, or cause to be paid, all costs and expenses related to the R&W Policy, including the total premium, underwriting costs, Taxes, brokerage commissions, retention and other fees and expenses of such policy.

8.05 Employee Matters.

(a) Commencing on the Closing Date and continuing through the date that is twelve months following the Closing Date (or, if earlier, the date of such individual’s termination of employment), the Purchaser shall provide, or cause to be provided, to each individual who is employed by any member of the Company Group immediately prior to the Closing (collectively, the “Continuing Employees”) with: (i) base salary or base hourly wages, as applicable, that are no less than the base salary or base hourly wages, as applicable, paid to such Continuing Employee immediately prior to the Closing Date, (ii) incentive compensation opportunities (in each case, other than equity or equity-based, long-term, retention, change in control or transaction-based incentive arrangements) that, in the aggregate, are no less favorable than the incentive compensation opportunities (in each case, other than equity or equity-based, long-term, retention, change in control or transaction-based incentive arrangements) provided by the Company to such Continuing Employee immediately prior to the Closing Date, and (iii) employee benefits that, in the aggregate, are no less favorable than the employee benefits made available to similarly situated employees of Purchaser or its Affiliates.

(b) With respect to any group health plans of the Purchaser or its Affiliates (the “Purchaser Benefit Plans”) in which any Continuing Employee will participate following the Closing, the Purchaser shall, or shall cause its applicable Affiliate to (i) waive all limitations as to pre-existing condition exclusions, active employment requirements, requirements to show evidence of good health and waiting periods with respect to Continuing Employees and their spouses and dependents, if applicable, to the same extent waived under an analogous Employee Plan in which such Continuing Employee participated immediately before the Closing Date and (ii) cause each Purchaser Benefit Plan to provide each Continuing Employee with credit for any co-payments, deductibles, or similar payments paid prior to the Closing Date in satisfying any deductible requirements or out-of-pocket limits under the Purchaser Benefit Plans for the plan year in which the Closing Date occurs. The Purchaser shall use commercially reasonable efforts to provide that amounts paid before the Closing Date by Continuing Employees under any flexible spending arrangement of Company or its Affiliates shall, after the Closing Date, be taken into account under the similar flexible spending arrangement that is a Purchaser Benefit Plan for the plan year in which the Closing Date occurs.

(c) The Purchaser shall cause to be provided to each Continuing Employee credit for prior service with the Company or its predecessor or its Affiliates to the extent such service would be recognized if it had been performed as an employee of the Purchaser or its Affiliates for purposes of eligibility to participate, benefit determination, and vesting each benefit plan or program of the Purchaser or its Affiliates, if any, in which such Continuing Employees are eligible to participate after the Closing Date to the same extent as such Continuing Employee was entitled, before the Closing Date, to credit for such service for similar purposes under the corresponding Employee Plan of the Company or its applicable Affiliate, if any; provided, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.

(d) The Purchaser shall cause the Purchaser’s or its applicable Affiliate’s defined contribution plan that is qualified under Section 401(a) of the Code if elected by such Continuing Employee, to allow each Continuing Employee to make a “direct rollover” of such Continuing Employee’s account balance from the Company’s or its applicable Affiliate’s defined contribution plan that is qualified under Section 401(a) of the Code excluding loans, in each case, in accordance with Section 401(a)(31) of the Code and the applicable provisions of the Treasury Regulations. The rollovers described herein shall comply with applicable Law, and each party shall make all filings and take any actions required of such party under applicable Law in connection therewith. Purchaser shall have no responsibility for any failure of the Company Group to properly administer its 401(k) Plan in accordance with its terms and applicable Law, including without limitation any failure to properly administer the accounts of Continuing Employees and their beneficiaries who effect a direct rollover pursuant to this Section 8.05(d). Purchaser and the Company will cooperate reasonably and in good faith following the date hereof and prior to the Closing to consult with the third-party administrators of the Company’s and the Purchaser’s 401(k) Plans, respectively, to review the potential transfer of any outstanding loans under the Company’s 401(k) Plan to the Purchaser’s 401(k) Plan, and assess the legal, operational, and commercial implications of such transfer. Any such transfer shall be subject to mutual agreement of the relevant parties and receipt of any required third-party consents.

(e) The parties acknowledge and agree that no provision of this Section 8.05 shall be construed to: (i) create any third-party beneficiary rights in any current or former employee, director or consultant of the Company Group (including any Continuing Employee); (ii) create any right to any compensation or benefits whatsoever on the part of any Continuing Employee or other future, present or former employee of the Company Group, the Purchaser or any of their respective Affiliates; (iii) guarantee employment for any period of time or preclude the ability of the Purchaser or its Affiliates to terminate any employee (including any Continuing Employee) for any reason at any time; (iv) constitute establishment or amendment to any Employee Plan, Purchaser Benefit Plan or other employee benefit or compensation plan or arrangement or (v) alter or limit the Purchaser’s, the Company’s or any of their Affiliates’ ability to amend, modify or terminate any particular benefit plan, program, agreement or arrangement.

8.06 Prohibited Foreign Entity. Commencing on the Closing Date and continuing through at least December 31, 2026, the Purchaser shall not be, and shall not permit or cause the Company Group to be, or become a “prohibited foreign entity” within the meaning of Section 7701(a)(51) of the Code.

8.07 Financing.

(a) Purchaser shall use commercially reasonable efforts to arrange, obtain and consummate, prior to the Closing Date, the Debt Financing contemplated by the Debt Commitment Letter in an aggregate amount at least equal to the Financing Amount. In furtherance and not in limitation of the foregoing, Purchaser shall use commercially reasonable efforts to take, and/or use commercially reasonable efforts to cause its Affiliates to take, all actions and do, or cause to be done, all things necessary, proper or advisable to obtain the proceeds of the Debt Financing on the terms and subject only to the conditions described in the Debt Commitment Letter (and Debt Fee Letters) as promptly as possible after the date of this Agreement but in any event prior to the Closing Date, including by (i) maintaining in full force and effect the Debt Commitment Letter (subject to replacement thereof in accordance with this Section 8.07), (ii) negotiating and entering into definitive agreements with respect to the Debt Financing (the “Definitive Agreements”) consistent with the terms and conditions contained in the Debt Commitment Letter (including, to the extent exercised in accordance with the terms of such fee letter, the “flex” provisions contained in the Debt Fee Letters) and without effecting any Prohibited Modification, (iii) satisfying or obtaining a waiver of, on a timely basis (and in any event prior to the Closing Date), all conditions in the Debt Commitment Letter and the Definitive Agreements and complying with their respective obligations thereunder and (iv) using commercially reasonable efforts to promptly and diligently enforcing their respective rights under the Debt Commitment Letter and the Definitive Agreements. Purchaser shall comply, and cause each of its Affiliates to comply, with its or their respective obligations under the Debt Commitment Letter and Definitive Agreements in a timely and diligent manner. Without limiting the generality of the foregoing, in the event that all conditions contained in the Debt Commitment Letter or the Definitive Agreements (other than the consummation of the Transactions and those conditions that by their nature are to be satisfied or waived at Closing) have been satisfied, Purchaser shall use its commercially reasonable efforts to cause the Debt Financing Sources to comply with their obligations thereunder, including to fund the Debt Financing at or prior to the Closing.

(b) Purchaser and/or any of its Affiliates shall not, without the prior written consent of the Seller (i) permit or consent or agree to any amendment, supplement or other modification of, or waive any of its rights or remedies or any other party’s obligations under, the Debt Commitment Letter or, to the extent entered into prior to the Closing Date, any Definitive Agreement, in each case, if such amendment, supplement, other modification or waiver would or would reasonably be expected to (A) impose new or additional conditions or other contingencies or otherwise expand, amend or modify any of the conditions or other contingencies that may materially adversely affect, or materially delay, the receipt on or prior to the Closing Date of all or any portion of the Debt Financing, (B) reduce any portion of the Debt Financing to an amount less than the Financing Amount, (C) adversely affect the ability of Purchaser to (I) perform its obligations thereunder on a timely basis (and in any event on or prior to the Closing Date) or (II) enforce its rights under the Debt Commitment Letter or the Definitive Agreements as so amended, modified or waived, relative to the ability of Purchaser to enforce its rights under the Debt Commitment Letter as in effect as of the date of this Agreement, (D) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing, in each case on or prior to the Closing Date, less likely to occur, (E) otherwise prevent, impede or delay the availability of all or any portion of the Debt Financing necessary to fund the Financing Amount, the timing of the Closing or the consummation of the Transactions and the other transactions contemplated by this Agreement and the other Transaction Documents, (F) amend or modify the date on which the commitments of the counterparties under the Debt Commitment Letter shall expire or terminate in any manner that results in such date of expiration or termination becoming a date earlier than the date specified in the Debt Commitment Letter (as in effect on the date hereof), or (G) permit or effect the assignment or release of any commitments or obligations of any Debt Financing Source under the Debt Commitment Letter (except (x) to the extent such assignment or release is expressly permitted by the Debt Commitment Letter as in effect on the date hereof, or (y) to the extent such assignment or release is contingent upon the actual funding in full of such obligations under the Closing Date or the Debt Commitment Letter is terminated or replaced in compliance with the following proviso) (the foregoing clauses (A) through (G), collectively, the “Prohibited Modifications”) or (ii) terminate or replace any Debt Commitment Letter or Definitive Agreement if doing so would constitute or effect a Prohibited Modification; provided, however, that, for the avoidance of doubt, Purchaser may amend, supplement replace and/or modify the Debt Commitment Letter (A) as expressly contemplated therein as of the date of this Agreement solely to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties thereto, which Persons had not executed the Debt Commitment Letter as of the date of this Agreement or (B) if Purchaser has obtained one or more New Commitment Letters (as defined below) in an amount sufficient to pay the Financing Amount, but, in each case of the foregoing clauses (A) and (B), only to the extent doing so would not constitute or effect a Prohibited Modification. Purchaser shall (x) promptly notify the Seller of its intention to make any amendment, replacement, supplement or other modification of, or waive any of its rights or remedies or any other parties under the Debt Commitment Letter (or to the extent entered into prior to the Closing Date, any Definitive Agreement) and keep the Seller reasonably informed of the terms thereof and (y) provide the Company substantially final drafts of any proposed amendment, replacement, supplement, other modification or waiver to the Debt Commitment Letter and Definitive Agreements prior to execution thereof so as to permit the Company three (3) Business Days in which to confirm that such proposed amendment, replacement, supplement, other modification or waiver complies with this Section 8.07(b) and would not effect a Prohibited Modification. Purchaser shall deliver to the Seller true, complete and correct copies of all amended Debt Commitment Letter and Definitive Agreements promptly and in any event within one (1) Business Day of being obtained or available to Purchaser. Upon the effectiveness of any such amendment, replacement, supplement, modification or waiver of or under any Debt Commitment Letter not constituting or effecting a Prohibited Modification and otherwise in express compliance with this Section 8.07(b), the term “Debt Commitment Letter” shall mean the Debt Commitment Letter as amended, replaced, supplemented or modified or subject to such waiver, in each case, in express compliance with this Section 8.07(b).

(c) In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letter (including, to the extent exercised in accordance with the terms of such fee letter, the “flex” provisions contained in the related fee letter), regardless of the reason therefor, Purchaser shall, (i) promptly notify the Company of such unavailability and the reason therefor and (ii) use commercially reasonable efforts to arrange and obtain from the same or alternative sources, as promptly as practicable, alternative financing in an amount sufficient, when taken together with the available portion of the Debt Financing, if any, to consummate the Transactions and to pay the Financing Amount, on terms and conditions not materially less favorable, taken as a whole, to Purchaser than those contained in the Debt Commitment Letter in effect as of the date of this Agreement (provided that no New Commitment Letter shall contain any terms or conditions that would constitute or effect a Prohibited Modification if implemented as an amendment or other modification to the Debt Commitment Letter in effect as of the date of this Agreement) (the “Alternate Financing”), and to obtain a new financing commitment letter with respect to such Alternate Financing (together with any related fee letter, the “New Commitment Letter”) (it being understood and agreed that any fee letter delivered in connection with any New Commitment Letter may be redacted in the same manner as set forth in the definition of “Debt Commitment Letter” as in effect as of the date of this Agreement). Purchaser shall keep the Company reasonably informed of the terms of any Alternate Financing and provide the Company final drafts of all proposed New Commitment Letters prior to execution thereof so as to permit the Company three (3) Business Day period in which to confirm that such proposed New Commitment Letters comply with this Section 8.07(c). Purchaser shall deliver to the Company true and correct copies of all New Commitment Letters (including related fee letters which may be redacted in the same manner as the Debt Fee Letters as in effect as of the date of this Agreement) promptly and in any event within one (1) Business Day of being obtained by, or available to, Purchaser. In the event any New Commitment Letter is provided to Seller in accordance with this Section 8.07(c), (A) the term “Debt Commitment Letter” shall be deemed to include the New Commitment Letters (as may be subsequently amended, replaced, supplemented or modified in accordance with this Section 8.07(c)), (B) the term “Debt Financing” shall be deemed to include such Alternate Financing and (C) the term “Debt Financing Sources” shall be deemed to include the lender parties to the New

Commitment Letters. In the event that Alternate Financing shall be obtained pursuant to this Section 8.07(c), Purchaser shall comply with the covenants and prohibitions in this Section 8.07 with respect to such Alternate Financing and New Commitment Letters.

(d) Purchaser shall (i) provide the Company with prompt written notice of (A) any breach, default, termination or repudiation (or any event or circumstance that with or without the lapse of time, or both, would give rise to any breach or default) by any party to the Debt Commitment Letter (including any New Commitment Letter) or any Definitive Agreement, and a copy of any written notice or other written communication from any Debt Financing Source or other financing source with respect to any actual or threatened breach, default, termination or repudiation by any party to the Debt Commitment Letter or any Definitive Agreement of any provision thereof, (B) any material dispute or disagreement between or among any parties to the Debt Commitment Letter or any Definitive Agreement with respect to which Purchaser is aware that threaten to terminate or repudiate the Debt Commitment Letter or any Definitive Agreement, and (C) any event, information, development or circumstance that would or would reasonably be expected to result in any condition precedent to the funding of the Debt Financing (including any Alternate Financing) not being satisfied on the Closing Date and (ii) as soon as reasonably practicable, and in any event not later than three (3) Business Days following the Company’s request therefor, provide any information reasonably requested by the Company relating to any circumstance referred to in the preceding clause (i). Without limiting the foregoing, Purchaser shall keep the Company reasonably informed of the status of its efforts to consummate the Debt Financing (including any Alternate Financing) and, upon reasonable request by the Company, shall provide the Company copies of any definitive documents related thereto.

(e) The foregoing notwithstanding, compliance by Purchaser with Section 8.07(c) shall not relieve Purchaser of its obligations to consummate the Transactions whether or not the Debt Financing is available, and Purchaser acknowledges and agrees that (x) in no event shall the receipt or availability of any funds or financing (including the Debt Financing) by Purchaser or any of its Affiliates, or the consummation of any other financing or other transactions, be a condition to any of Purchaser’s obligations under this Agreement and (y) the Company and its Affiliates have no responsibility for any financing Purchaser may raise in connection with the Transactions, in each case of the foregoing clauses (x) and (y) including, for the avoidance of doubt, the Debt Financing (including any Alternate Financing).

ARTICLE IX

MUTUAL COVENANTS

9.01 Tax Matters.

(a) Transfer Taxes. All transfer, documentary, sales, use, registration, stamp or other similar Taxes or charges resulting from the Transactions (collectively, “Transfer Taxes”), including all reasonable out-of-pocket costs and expenses associated with the preparation and filing of any Tax Returns required with respect to Transfer Taxes, shall be borne 50% by the Purchaser and 50% by the Seller. The party responsible under applicable Law for submitting payment of such Transfer Taxes shall prepare and file (or cause to be prepared and filed) all necessary Tax Returns in respect of Transfer Taxes that are required by applicable Law to be filed. The parties agree to cooperate in good faith to minimize, to the extent possible under applicable Law, the amount of any such Transfer Taxes.

(b) Tax Cooperation. The parties shall (and shall cause their respective Affiliates to) fully cooperate as and to the extent reasonably requested by another Party in connection with the preparation and filing of Tax Returns for any Pre-Closing Tax Period or Straddle Period and the defense of any audit, litigation or other action with respect to Taxes imposed on or with respect to the assets, operations or activities the Company or its Subsidiary for any Pre-Closing Tax Period or Straddle Period (each a “Tax Proceeding”) and any other items related to Taxes for purposes of finally determining Leakage and Transaction Expenses under Section 1.04. Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information that are reasonably relevant to any such Tax Return, Tax Proceeding or determination and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

9.02 HSR and Other Approvals.

(a) As promptly as reasonably practicable following the execution of this Agreement, but in no event later than ten (10) days following the date of this Agreement, the Purchaser, the Seller and the Company shall make any filings required under the HSR Act. As promptly as reasonably practicable, the Purchaser and the Company also shall make the filings and notifications as may be required by foreign competition laws and merger regulations (the “Competition Law Notifications”), if any. Each of the Purchaser, the Seller and the Company shall cooperate fully with each other and shall furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filings under any applicable Antitrust Laws. Unless otherwise agreed, the Purchaser, the Seller and the Company shall each use its commercially reasonable efforts to ensure the prompt expiration or termination of any applicable waiting period under the HSR Act or any Competition Law Notifications. Notwithstanding anything in this Agreement to the contrary, the parties shall jointly determine the strategy to be pursued for obtaining all approvals and clearances under any Antitrust Law, including with respect to any filings, notifications, submissions and communications made in connection with the obtaining of the required approvals or clearance under any Antitrust Law (including any “pull and refile” under the HSR Act).

(b) The Purchaser and the Company shall each use its commercially reasonable efforts to respond to and comply with any request for information from any Governmental Entity charged with enforcing, applying, administering, or investigating the HSR Act, any Competition Law Notifications or any other Law designed to prohibit, restrict or regulate actions for the purpose or effect of mergers, monopolization, restraining trade or abusing a dominant position (collectively, “Antitrust Laws”), including the Federal Trade Commission, the Department of Justice, any attorney general of any state of the United States, the European Commission or any other competition authority of any jurisdiction (each, an “Antitrust Authority”). The Purchaser, the Seller and the Company shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from any Antitrust Authority.

(c) In furtherance of the covenants of the parties contained in this Section 9.02 but subject to this Section 9.02(c), each of the Purchaser, the Seller and the Company shall use its commercially reasonable efforts to ensure that no Governmental Entity enters any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any Law or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Transactions, and to ensure that no Antitrust Authority with the authority to clear, authorize or otherwise approve the consummation of the Transactions, fails to do so by the Outside Date, including by (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or its Subsidiary; (ii) terminating existing relationships, contractual rights or obligations of the Company or its Subsidiary; (iii) terminating any venture or other arrangement of the Company or its Subsidiary; (iv) creating any relationship, contractual rights or obligations of the Company or its Subsidiary or (v) effectuating any other change or restructuring of the Company or its Subsidiary (and, in each case, entering into agreements or stipulating to the entry of an order or decree or filing appropriate applications with any Antitrust Authority in connection with any of the foregoing); provided, that notwithstanding anything in this Section 9.02 to the contrary, (A) none of Flex, the Purchaser or their respective Affiliates shall be obligated to take or agree or commit to take any action that relates to any businesses, assets or properties of Flex or any of its Subsidiaries, (B) no party or any of its Affiliates shall be obligated to take or agree or commit to take any action that is not conditioned on the Closing and (C) no party or any of its Affiliates shall be obligated to (and without the consent of the Purchaser and Flex, no other party or any of its Affiliates shall) take or agree or commit to take any action that would reasonably be expected to result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company Group, taken as a whole, or the benefits to the Purchaser and its Affiliates of the Transactions (this clause (C), a “Burdensome Condition”).

(d) The Purchaser and the Company shall not acquire or enter into any agreement to acquire (by merger, consolidation, acquisition of equity interests or assets, joint venture or otherwise) any Person or a business division thereof, in each case in the business in which the Company operates, if such acquisition or the entering into such agreement would reasonably be expected to materially hinder or delay the obtaining of clearance or the expiration of the required waiting period under the HSR Act, any Competition Law Notifications or any other applicable Antitrust Law.

(e) Prior to the Closing, the parties hereto shall use commercially reasonable efforts to obtain, prior to Closing, all consents, waivers and approvals necessary with respect to the consummation of the Transactions under any Contract of the Company or its Subsidiaries; provided, however, that no party hereto shall be required to make, or obligate itself to make, any payment to any third party in order to obtain any such consent, waiver or approval.

9.03 Financing Cooperation.

(a) Prior to the Closing, the Seller and the Company shall use, and shall cause the Company’s Subsidiary to use, commercially reasonable efforts to provide reasonable cooperation that is customarily required for any Equity Financing or debt financings similar to the Debt Financing, to the extent reasonably requested, upon reasonable prior notice, in writing by Purchaser and at Purchaser’s sole cost and expense, in connection with the arrangement of any Equity Financing or the Debt Financing (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company or any of its Subsidiaries), including using commercially reasonable efforts to (it being understood that the obligations of the Seller under this Section 9.03 shall be limited to assisting with the delivery of information about the Company and its Subsidiaries and the business if requested of the Company pursuant to this clause (a)):

(i) participate in a reasonable number of meetings (which may be virtual), due diligence sessions and presentations with rating agencies and potential lenders or Equity Financing Sources, to the extent customarily required for financings of a type similar to the Debt Financing or any Equity Financing and at reasonable times during normal business hours and with reasonable advance notice to Purchaser (but limited to not more than one virtual meeting with the Debt Financing Sources);

(ii) provide reasonable and customary assistance to Purchaser, the Equity Financing Sources and the Debt Financing Sources in the preparation of confidential information memoranda, lender presentations, prospectuses, offering memoranda, road shows, ratings agency presentations and other similar customary marketing materials required to obtain the Debt Financing or any Equity Financing; provided that, (x) this clause (ii) shall not be deemed to require the Company to provide any financial statements other than financial information that is not readily available and maintained in the ordinary course of business (as reasonably determined by the Company) and (y) all such materials prepared by or on behalf of or utilized by Purchaser or any of the Equity Financing Sources, Debt Financing Sources or Debt Financing Parties in connection with any Equity Financing or the Debt Financing shall exculpate the Company, the Seller and the other Company Cooperation Parties (as defined below) from any liability for the use or misuse of the contents of such materials by the recipients thereof;

(iii) provide customary authorization letters and representation letters (in each case, containing customary exculpation provisions, qualifications, and knowledge qualifiers) to the Equity Financing Sources or Debt Financing Sources as may reasonably be requested by any Equity Financing Source or Debt Financing Source, authorizing the distribution of information to prospective lenders or investors and containing customary representations regarding the presence of or absence of material non-public information relating to the Company and its Subsidiaries (and, for the avoidance of doubt, not relating to

Purchaser, any of its other Affiliates, Spinco, the Transactions, any pro forma financial information or any projections or other forward-looking information) for the purposes of United States federal securities laws and the accuracy, in all material respects, of the historical factual information regarding the Company and its Subsidiaries furnished in writing by the Company expressly for inclusion therein; provided that the Company shall be given a reasonable opportunity prior to execution to review and provide comments on any such letter and any information to be distributed in connection therewith;

(iv) provide all reasonably requested financial data and other information regarding the Company and its Subsidiaries reasonably necessary to permit Purchaser to prepare customary pro forma financial statements (and accompanying footnotes) that would be required by Regulation S-X (or are customarily provided) to be presented in connection with the Transactions in any registration statement or prospectus filed by Purchaser or its Affiliates with the SEC in connection with any Debt Financing or Equity Financing; provided, that, (A) this clause shall supplement, and not duplicate, the obligations set forth in Section 7.07, (B) Purchaser or its Affiliates shall be solely responsible for the actual preparation of such pro forma financial statements and accompanying footnotes, and (C) no Company Cooperation Party will be required to provide any information or assistance relating to (1) the proposed amount of the Debt Financing or the Equity Financing or any assumed interest rates, dividends (if any) or fees and expenses relating to the incurrence of such Debt Financing or Equity Financing, (2) any post-Closing or other pro forma adjustments (including cost savings, synergies, capitalization or ownership) desired to be incorporated into any information used in connection with the Debt Financing or the Equity Financing, (3) any financial information related to Purchaser or any of its Subsidiaries, (4) any other information required by Rules 3-09, 3-10, 3-16, 13-01 or 13-02 of Regulation S-X or information required by Item 302 or 402 of Regulation S-K under the Securities Act or any information regarding officers or directors, executive compensation and related person disclosure, (5) segment financial information, (6) any solvency certificate or similar certification or representation or (7) any other information customarily excluded from an offering memorandum for private placements of 144A debt securities or any other information that is not readily available to the Company Cooperation Parties without undue effort and, in the case of financial information, prepared or available in the ordinary course of its financial reporting practice or from its books and records;

(v) use commercially reasonable efforts to request that its independent registered public accountants provide (i) customary comfort letters with respect to financial information related to the Company and its Subsidiaries (in each case, derived from the audited or reviewed financial statements of the Company and its Subsidiaries) to the extent such comfort letters are required to be delivered to the applicable underwriters, initial purchasers or placement agents in connection with any issuance of securities in any Equity Financing or Debt Financing and (ii) any required consents of such accountants for use of their reports in any public filing by Purchaser or its Affiliates with the SEC or other materials relating to any Equity Financing or Debt Financing; provided, that (A) all fees and expenses of such accountants in connection therewith shall be borne by Purchaser (B) Purchaser shall execute any customary representation letter reasonably requested by such accountants in connection with the issuance of any such comfort letter and (C) none of the Company, the Seller or any Company Cooperation Party shall be deemed in breach of this clause (v), and no such comfort letter or consent shall constitute a condition to the Closing, if such accountants decline to deliver any such comfort letter or consent notwithstanding the Company’s use of commercially reasonable efforts to request the same;

(vi) provide all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. §1010.230, relating to the Company or any of its Subsidiaries to the extent such documentation and other information is required to be delivered as a condition precedent to the funding of the Debt Financing, in each case as reasonably requested in writing by Purchaser at least ten (10) Business Days prior to the Closing Date;

(vii) to the extent required pursuant to the Debt Commitment Letter, cooperate with Purchaser to obtain reasonable and customary corporate and facilities credit ratings; and

(viii) assist in the preparation of, and, solely to the extent effective only upon the consummation of the Closing, execute and deliver at Closing, Definitive Agreements, including guarantee and collateral documents and customary closing certificates, and facilitate the pledging of collateral, in each case, to the extent required pursuant to the Debt Commitment Letter. It being understood and agreed that the obligors under this Section 9.03(a) shall have satisfied their respective obligations set forth in Section 9.03(a)(i) through Section 9.03(a)(viii) if such obligor shall have used commercially reasonable efforts to comply with such obligations whether or not any applicable deliverables are actually obtained or provided.

(b) Notwithstanding anything to the contrary in Section 9.03(a) or otherwise in this Agreement, none of the Company nor any of its Affiliates shall be required to take or permit the taking of any action pursuant to this Section 9.03(b) that would (i) require any of the Seller, the Company or any of their respective Subsidiaries or any of its or their respective representatives (including officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives) (collectively, the “Company Cooperation Parties”) to (A) pass resolutions or consents to approve or authorize the execution of any Equity Financing or the Debt Financing or (B) enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement in connection with any Equity Financing or the Debt Financing, in each case of the foregoing clauses (A) and (B), the effectiveness of which is not conditioned on the occurrence of the Closing, other than delivery of customary authorization letters and representation letters (in each case, containing customary exculpation provisions) contemplated by Section 9.03(a)(iii) in connection with any Equity Financing or the Debt Financing (provided that the recipients of any information covered by such authorization letters or representation letters shall agree that none of the Company Cooperation Parties, the Seller or the Company shall have any liability with respect to the use or misuse of the applicable information covered thereby); provided, further, that in no event shall any director, member, partner, manager or officer of the Company or its Subsidiaries be required to take any action described in this clause (i) unless such director, member, partner, manager or officer will retain its respective position on and after the Closing Date (other than, to the extent required in connection with any Equity Financing or the Debt Financing, the execution of customary authorization letters and representation letters contemplated by Section 9.03(a)(iii); provided, that in no event shall any Company Cooperation Party be required to assume any expense in connection with the execution of such documents), (ii) cause any representation or warranty in this Agreement to be breached by any Company Cooperation Party or require any Company Cooperation Party to make a representation, warranty or certification that (A) in the determination of such Person is not true or (B) results in or requires any Company Cooperation Party being responsible to, giving any indemnities to, or otherwise having any potential liability or obligations to, any Person (including, without limitation, the Purchaser, any Equity Financing Source, any Debt Financing Source or any third party) for any such representation, warranty or certification, (iii) require any Company Cooperation Party to (A) pay any commitment or other similar fee or incur or assume or become responsible for the payment of any other expense, liability or obligation in connection with any Equity Financing or the Debt Financing that is not reimbursed by Purchaser at or prior to the Closing or (B) enter into or approve any Equity Financing or Debt Financing that is not conditioned on the occurrence of the Closing or have any obligation under any agreement, certificate, document or instrument that is effective prior to the occurrence of the Closing, other than in the case of the authorization letters or representation letters referred to in clause (i)(B) above, (iv) subject any director, officer, employee or shareholder of a Company Cooperation Party to any actual or potential personal liability, (v) conflict with or violate the organizational documents of a Company Cooperation Party, any Material Contract, or any applicable Laws or any applicable judgment or result in the disclosure of trade secrets or competitively sensitive information to third parties and/or jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege (in each case, as reasonably determined by the Seller), (vi) conflict or be reasonably expected to result in a violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Contract to which any Company Cooperation Party is a party, (vii) require any Company Cooperation Party to prepare or deliver any pro forma financial statements, adjustments, projections, risk factors or other forward-looking statements relating to all or any component of the Debt Financing or any Equity Financing, it being understood that Purchaser or its Affiliates shall be solely responsible for the actual preparation of any pro forma financial statements contemplated by Section 9.03(a)(iv),

(viii) require delivery of any internal or external legal opinions by any Company Cooperation Party, (ix) require any Company Cooperation Party to consent to a pre-filing of UCC financing statements or any other grant of Liens prior to the Closing, (x) require any action that would cause reputational damage or harm to, or unreasonably interfere with the ongoing commercial operations of, the Company, or (xi) prepare or provide any financial information other than as specifically required by Section 9.03(a)(ii) and 9.03(a)(iv). Nothing contained in this Section 9.03(b) or otherwise in this Agreement shall require any Company Cooperation Party, prior to the Closing, to be a borrower, issuer, seller or other obligor with respect to any Equity Financing, the Debt Financing or other financing prior to the Closing.

(c) Purchaser shall promptly, and in any event not later than the earlier of (x) ten (10) Business Days following the Company’s request therefor, (y) the Closing Date or (z) the termination of this Agreement in accordance with its terms, reimburse the Company Cooperation Parties for all reasonable costs, fees and expenses incurred by any of them in connection with any cooperation provided under, or otherwise with respect to fulfilling any obligations pursuant to, this Section 9.03 (including all reasonable out-of-pocket costs and attorneys’ fees and expenses and the fees and expenses of accountants (including PwC), financial advisors, other advisors and other Representatives) and shall indemnify and hold harmless the Company Cooperation Parties from and against any and all liabilities, losses, damages, claims, costs, expenses (including attorneys’ fees and expenses), interest, awards, judgments and penalties suffered or incurred by any of them in connection with any Equity Financing or the Debt Financing, including any liability arising under, out of or relating to applicable securities laws in connection with any authorization letter, representation letter, or use of financial information provided pursuant to Section 9.03(a)(iii), (iv) or (v), whether arising before or after the Closing Date, any action taken by any of them at the request of Purchaser or its representatives pursuant to this Section 9.03 and any information used in connection therewith or with the cooperation of the Company Cooperation Parties. Purchaser’s obligations pursuant to this Section 9.03(c) shall survive the consummation of the Transactions and any termination of this Agreement.

(d) The Parties acknowledge and agree that (i) the provisions contained in this Section 9.03 represent the sole obligations of the Company Cooperation Parties with respect to cooperation in connection with the arrangement of debt, equity, equity-linked or other any financing (including any Equity Financing, the Debt Financing and any Alternate Financing) to be obtained or undertaken by Purchaser or any of its Affiliates in connection with the Transactions, and no other provision of this Agreement (including the Exhibits and Schedules hereto), the Debt Commitment Letter or the Definitive Agreements shall be deemed to expand or modify such obligations and (ii) if, in connection with any Alternate Financing, the scope of assistance required under this Section 9.03 as compared to the assistance that would be required or expected to be required in connection with the Debt Commitment Letter in effect as of the date of this Agreement and the related Debt Financing is changed or expanded, the Company and its Subsidiaries shall be deemed to have complied with this Section 9.03 for purposes of any termination of this Agreement if they have provided Purchaser with the assistance that would otherwise be required under this Section 9.03 with respect to the Debt Commitment Letter and the Debt Financing as in effect on the date of this Agreement, in each case without giving effect to any New Commitment Letter and Alternate Financing to the extent such New Commitment Letter and Alternate Financing provide for such additional or different requirements. In no event shall the receipt or availability of any funds or financing (including the Debt Financing) by Purchaser or any of its Affiliates, or the consummation of any other financing or other transactions, be a condition to any of Purchaser’s obligations under this Agreement.

(e) All non-public or otherwise confidential information regarding the Company Cooperation Parties obtained by Purchaser or its representatives pursuant to this Section 9.03 shall be kept confidential in accordance with the Confidentiality Agreement. Any offering materials, presentations, bank information memoranda, or other similar marketing documents prepared by or on behalf of Purchaser or the Equity Financing Sources or Debt Financing Sources in connection with any Equity Financing or Debt Financing that include any information provided by the Company Cooperation Parties shall include a conspicuous disclaimer to the effect that none of the Company Cooperation Parties has any responsibility for the content of such document to the recipients thereof. Subject to Section 7.07(e), the Company hereby expressly authorizes and consents, on behalf of itself and its Affiliates and Representatives, to the reasonable use of any financial statements or other information or data provided to Purchaser or the Equity Financing Sources or Debt Financing Sources pursuant to this Section 9.03 in connection with any Equity Financing or Debt Financing. Purchaser shall have the right to use the name and logo of the Company in connection with any Debt Financing or Equity Financing; provided that such name and logo shall be used solely in a manner that is not intended or reasonably likely to harm, disparage or otherwise adversely affect the Company, any of its Subsidiaries or any of its or their respective Affiliates or representatives or their reputation or goodwill.

(f) Notwithstanding anything to the contrary set forth herein, neither the Company nor the Seller shall be deemed in default of, or otherwise in breach of its obligations under, this Section 9.03, and the conditions set forth in Section 8.07(d) as it relates to this Section 9.03 shall be deemed satisfied, unless the Company or the Seller willfully and materially breach their respective obligations under this Section 9.03 (and Purchaser shall have delivered written notice in good faith to the Company and the Seller of such breach, which includes reasonable detail regarding the cooperation required to cure such alleged breach, and the Company and the Seller have failed to cure such breach within a reasonable time period following such notice) and such material breach is the proximate cause of the failure to obtain any Equity Financing or the Debt Financing.

9.04 Payoff Letters; Invoices.

(a) So long as the same shall be conditioned upon the Closing, on or prior to the Closing Date, the Company shall prepare, execute and deliver (or cause to be delivered) customary payoff letters, termination notices (if applicable) and Lien and guaranty releases or other similar evidence at the time of the payoff corresponding to the Repaid Indebtedness, in each case in form reasonably acceptable to the Purchaser (the “Payoff Letters”), which shall evidence the payoff in full of the Repaid Indebtedness on the Closing Date, the termination of documentation with respect thereto, the release of any Lien or guaranty, and any obligation to cash collateralize (to the extent such letters of credit cannot be rolled into Purchaser’s existing financing arrangements or backstopped, or are otherwise required to be cash collateralized by the financial institutions providing Purchaser’s existing financial arrangements), backstop or otherwise terminate (as may be elected by Purchaser) any and all letters of credit issued for the Company under any Repaid Indebtedness (and to cause drafts of each of the foregoing to be provided to Purchaser for Purchaser’s review no later than three (3) Business Days prior to the Closing Date).

(b) No later than three (3) Business Days prior to the Closing Date, the Company shall deliver, or cause to be delivered, final invoices in respect of any Transaction Expenses that will remain unpaid as of immediately prior to the Closing (the “Invoices”), which such Invoices shall include the total amount payable to the applicable payee in respect of the Transactions and the applicable wire instructions for the payment thereof.

ARTICLE X

SURVIVAL

10.01 Survival of Representations, Warranties, Covenants, Agreements and Other Provisions.

(a) Other than in respect of Fraud, none of the representations and warranties of the Seller contained in Article IV or Article V or of the Purchaser contained in Article VI, nor any of the corresponding representations and warranties contained in the certificates delivered by such parties at the Closing, shall survive the Closing hereunder, and no claim for breach of any such representations or warranties may be made after the Closing Date. The covenants and agreements of the Company, the Seller and the Purchaser that by their terms are to be performed prior to the Closing or otherwise relate solely to the period prior to the Closing Date shall, in each case, terminate at the Closing, and no claim for breach of any such covenants or agreements may be made after the Closing Date. The covenants and agreements of the Company, the Seller and the Purchaser that by their terms are to be performed at or after the Closing shall, in each case, survive until fully performed.

(b) The parties agree that the sole and exclusive remedy for any claims for any inaccuracy or breach of any representation or warranty of the Seller under this Agreement or arising out of or relating to the Transactions, except in the case of Fraud, shall be to recover from the R&W Policy, and neither the Purchaser nor any Affiliate of the Purchaser shall be entitled to any remedy from the Seller for any inaccuracy or breach of any such representation or warranty, except in the case of Fraud. It is the express intent of the parties to this Agreement that, other than in respect of Fraud, the survival of the representations and warranties in this Agreement and any other purported representation or warranty (and the associated right to bring a claim for a breach of such representations and warranties) is shorter than the statute of limitations that would otherwise have been applicable to such representations or warranties, and, by contract, the applicable statute of limitations with respect to such representation or warranty (and the associated right to bring a claim for a breach of such representations and warranties) are hereby reduced so they end at the Closing. The provisions of this Agreement (including, without limitation, the specific representations and warranties set forth herein and the non-survivability of such representations and warranties) were specifically bargained-for between the Purchaser, the Company and the Seller and were taken into account by the Purchaser, the Company and the Seller in arriving at the Purchase Price.

10.02 Acknowledgment of Purchaser. The Purchaser acknowledges and agrees that the Purchaser and its Affiliates have conducted to their satisfaction an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties (whether real, personal or mixed) and projected operations of the Company Group and, in making its determination to proceed with the Transactions, the Purchaser has relied solely on the results of its own independent investigation, the representations and warranties set forth in Article IV and Article V and in the certificate to be delivered by the Seller at the Closing pursuant to Section 2.02(c). The Purchaser further acknowledges and agrees (i) representations and warranties in Article IV and Article V and in the certificate to be delivered by the Seller at the Closing pursuant to Section 2.02(c) constitute the sole and exclusive representations and warranties of the Company and the Seller, respectively, in connection with the Transactions (including with respect to information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, any estimates, projections, predictions or other forward-looking information, or information relating to the quality, quantity or condition of the properties (whether real, personal or mixed) or assets of the Company or its Subsidiary), (ii) except as expressly set forth in Article IV and Article V of this Agreement, (x) no representation or warranty has been or is being made by the Company, the Seller or any other Person as to the accuracy or completeness of any of the information provided or made available to the Purchaser or any of its Affiliates or representatives and (y) there are uncertainties inherent in attempting to make estimates, projections, forecast, plans, budgets and similar materials and information, the Purchaser is familiar with such uncertainties, the Purchaser is taking full responsibility for making its own evaluations of the adequacy and accuracy of any and all estimates, projections, forecasts, plans, budgets and other materials or information that may have been delivered or made available to it or any of its representatives and the Purchaser has not relied or will not rely on such information, and (iii) that all representations and warranties of any kind or nature expressed or implied (other than as expressly set forth in Article IV and Article V of this Agreement and in the certificate to be delivered by the Seller at the Closing pursuant to Section 2.02(c)) are specifically disclaimed by the Company and the Seller, and none of the Seller or the Company or any of their respective Affiliates shall have any liability to Purchaser or its Affiliates resulting from Purchaser’s reliance on any such disclaimed representation or warranty.

ARTICLE XI

TERMINATION

11.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Purchaser and the Seller;

(b) by the Purchaser, if there has been a material violation or breach by the Company or the Seller of any covenant, representation or warranty contained in this Agreement in a manner that would result in, if occurring and continuing on the Closing Date, the failure of the conditions to the Closing set forth in Section 3.01(a) or Section 3.01(b), as applicable, and (i) such violation or breach has not been waived by the Purchaser and (ii) such violation or breach is not capable of being cured or, if capable of being cured, shall not have been cured prior to the earlier of (A) twenty (20) days (or, with respect to the covenants set forth in Section 7.07, ten (10) days) after written notice of such violation or breach from the Purchaser to such Seller or the Company or (B) the Outside Date; provided, that Purchaser is not then in material breach of this Agreement so as to cause any of the conditions to Closing set forth in Section 3.02(a) or Section 3.02(b), as applicable, not to be satisfied;

(c) by the Seller, if there has been a material violation or breach by the Purchaser of any covenant, representation or warranty contained in this Agreement, in each case in a manner that would result in, if occurring and continuing on the Closing Date, the failure of the conditions to the Closing set forth in Section 3.02(a) or Section 3.02(b), as applicable, and (i) such violation or breach has not been waived by the Seller and (ii) such violation or breach is not capable of being cured or, if capable of being cured, shall not have been cured prior to the earlier of (A) twenty (20) days after written notice of such violation or breach from the Seller to the Purchaser, or (B) the Outside Date; provided, that neither the Company nor the Seller is then in material breach of this Agreement so as to cause any of the conditions to Closing set forth in Section 3.01(a) or Section 3.01(b) not to be satisfied; or

(d) by either the Purchaser or the Seller, if the Transactions have not been consummated on or before December 31, 2026 (such date, as extended pursuant to this Section 11.01(d), the “Outside Date”); provided, that if any of the conditions set forth in Section 3.01(c) or Section 3.02(c) (in each case solely if in respect of Antitrust Laws of the United States), Section 3.01(d) or Section 3.02(d) shall not have been satisfied or validly waived by the Outside Date, but all other conditions to Closing (other than those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being capable of being satisfied at such time were the Closing were to have occurred at such time) have been satisfied or validly waived, then the Outside Date shall automatically be extended to March 31, 2027; provided, further, that if any of the conditions set forth in Section 3.01(c) or Section 3.02(c) (in each case solely if in respect of Antitrust Laws of the United States), Section 3.01(d) or Section 3.02(d) shall not have been satisfied or validly waived by the Outside Date (as extended pursuant to the immediately preceding proviso), but all other conditions to Closing (other than those conditions that by their nature are to be satisfied at the Closing, but subject to those conditions being capable of being satisfied at such time were the Closing were to have occurred at such time) have been satisfied or validly waived, then the Outside Date shall automatically be extended to June 30, 2027; provided, further, that the right to terminate this Agreement under this Section 11.01(d) shall not be available to the Purchaser or the Seller where the failure of the Purchaser or the Company or the Seller, as applicable, to fulfill its obligations under this Agreement has caused or resulted in the failure of the Closing to occur prior to such date; or

(e) by either the Purchaser or the Seller, if there shall be in effect a final non-appealable Law of a Governmental Entity which would permanently enjoin, restrain, prohibit, or prevent the performance of this Agreement or the consummation of the Transactions, or declare unlawful the Transactions; provided that the right to terminate this Agreement under this Section 11.01(e) shall not be available to the Purchaser or the Company where the failure of the Purchaser or the Company or the Seller, as applicable, to fulfill its obligations under this Agreement has caused or resulted in the imposition of such Law.

11.02 Effect of Termination. In the event this Agreement is terminated by either the Purchaser or the Seller as provided in Section 11.01, the provisions of this Agreement shall immediately become void and of no further force and effect (other than Section 7.02(b), this Section 11.02, Article XII and Article XIII hereof, which shall survive the termination of this Agreement), and, there shall be no liability on the part of the Purchaser, the Company or the Seller to one another, except for willful and intentional breaches of this Agreement prior to the time of such termination or in the case of Fraud. For purposes of clarification, the parties agree that if the

Purchaser does not close the Transactions in circumstances in which all of the closing conditions set forth in Section 3.01 have been satisfied or waived by the Purchaser (and Seller and the Company are ready, willing and able to close), such election shall be deemed to be a willful and intentional breach of this Agreement.

ARTICLE XII

DEFINITIONS

12.01 Definitions. For purposes hereof, the following terms when used herein shall have the respective meanings set forth below:

“280G Vote” has the meaning set forth in Section 7.06.

“401(k) Plan” has the meaning set forth in Section 7.05.

“Accounting Expert” has the meaning set forth in Section 1.04(c).

“Additional Leakage” has the meaning set forth in Section 1.04(d).

“Additional Transaction Expenses” has the meaning set forth in Section 1.04(d).

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“AI Technologies” means any and all deep learning, machine learning, automated decision making and other artificial intelligence technologies, including any and all: (i) algorithms, software, generative artificial intelligence tools or other IT assets or systems that make use of or employ large language models, expert systems, natural language processing, computer vision, automated speech recognition, automated planning and scheduling, neural networks, statistical learning algorithms (such as linear and logistic regression, support vector machines, random forests or k-means clustering), transformers, trained models or reinforcement learning; and (ii) embodied artificial intelligence and related hardware or equipment.

“Alternate Financing” has the meaning set forth in Section 8.07(c).

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), see 15 U.S.C. § 78dd-1, et seq., the Laws of the United States prohibiting domestic bribery and corruption, see, e.g., 18 U.S.C. §§ 201, 666, 1346, the UK Bribery Act 2010, and all other applicable Laws administered by any Governmental Entity prohibiting bribery or corruption.

“Anti-Money Laundering Laws” means the Laws of the United States and any other relevant jurisdiction relating to money laundering, drug trafficking, terrorist-related activities including terrorist financing, or other money laundering predicate crimes under any applicable Law, including but not limited to the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the USA PATRIOT Act), or any other U.S. or non-U.S. Law or regulation governing such activities.

“Antitrust Authority” has the meaning set forth in Section 9.02(b).

“Antitrust Laws” has the meaning set forth in Section 9.02(b).

“Assignment” has the meaning set forth in Section 2.02(a).

“Audited Financial Statements” has the meaning set forth in Section 4.04(a).

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are not required or authorized by Law to be closed in San Diego, California or New York, New York.

“Burdensome Condition” has the meaning set forth in Section 9.02(c).

“CapEx Budgeted Amounts” has the meaning set forth in Section 7.01(b)(xix).

“Charge Parent Merger Agreement” means that certain Agreement and Plan of Merger, dated as of August 9, 2022, by and among Seller, Charge Sub Corp., the Company and Devin Dilley, solely in his capacity as Shareholders’ Representative, as may be amended, restated or otherwise modified from time to time, together with each other agreement, certificate and instrument entered into or delivered in connection therewith.

“Citibank Credit Agreement” means that certain Credit Agreement, dated as of December 23, 2024, by and among, among others, the Company, as borrower, Citibank, N.A., as agent, sole bookrunner and lead arranger, and the lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Closing” has the meaning set forth in Section 2.01.

“Closing Date” has the meaning set forth in Section 2.01.

“Closing Statement” has the meaning set forth in Section 1.04(a).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the Preamble.

“Company Assets” means the assets and properties (whether real, personal or mixed) of the Company Group.

“Company Common Stock” means the Company’s common stock, par value $0.0001.

“Company Cooperation Parties” has the meaning set forth in Section 9.03(b).

“Company Data” means all data maintained by or on behalf of the Company Group, whether or not in electronic form.

“Company Equity Incentive Plan” means the Company’s 2022 Long Term Incentive Plan.

“Company Group” means, collectively, the Company and its Subsidiary.

“Company’s Knowledge” and “Knowledge of the Company” has the meaning set forth in Section 13.03.

“Competition Law Notifications” has the meaning set forth in Section 9.02(a).

“Confidentiality Agreement” has the meaning set forth in Section 7.02(b).

“Continuing Employees” has the meaning set forth in Section 8.05(a).

“Contract” means any legally binding agreement, contract, commitment, guarantee, purchase order, arrangement, lease, loan agreement, security agreement, license, indenture or similar instrument, whether oral or written.

“Copyrights” has the meaning set forth in the definition of “Intellectual Property Rights”.

“Data Privacy Requirements” has the meaning set forth in Section 4.09(b).

“Debt Commitment Letter” has the meaning set forth in Section 6.07(a).

“Debt Fee Letters” has the meaning set forth in Section 6.07(a).

“Debt Financing” has the meaning set forth in Section 6.07(a).

“Debt Financing Parties” means the Debt Financing Sources, together with their respective Affiliates and their and their respective Affiliates’ officers, directors, employees, partners, controlling Persons, advisors, attorneys, agents and representatives and their respective successors and assigns, in their capacities as such; provided that neither Purchaser nor any of its Affiliates shall be a Debt Financing Party.

“Debt Financing Sources” means the Persons (or any of their Affiliates) that have committed to provide or arrange the Debt Financing (including any Alternate Financing) in connection with the Transactions, including the parties to any commitment letters (including the Debt Commitment Letter or any New Commitment Letter), engagement letters, joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto.

“Definitive Agreements” has the meaning set forth in Section 8.07(a).

“Disclosure Schedules” has the meaning set forth in Article IV.

“Draft Q3 Financial Statements” has the meaning set forth in Section 7.07(a)(i).

“D&O Tail” has the meaning set forth in Section 8.02(b).

“EIP Payments” means the aggregate cash payments payable at Closing in respect of the Ownership Interests issued and outstanding under the Charge Parent, LLC 2025 Employee Incentive Plan immediately prior to Closing, including, for the avoidance of doubt, the incentive payments listed on Annex 4.05(a)(i) attached to the Disclosure Schedules.

“Employee” means any current or former employee of the Company or its Subsidiary.

“Employee Plan” has the meaning set forth in Section 4.13(a).

“Environmental Laws” means any applicable Laws regarding protection of the environment or natural resources, or the use, treatment, storage, discharge, Release, or transportation of, or exposure of any Person to, any Hazardous Substances.

“Equity Financing” means any equity financing undertaken by the Purchaser or its Affiliates, including any private or public offering of equity or equity-linked securities (including convertible or exchangeable securities, preferred stock or hybrid debt-equity securities), for the purpose of financing all or any portion of the consideration payable in connection with the Transactions or repaying any portion of the Debt Financing, in each case undertaken in connection with the Transactions.

“Equity Financing Sources” means the financial institutions, investment banks, agents, underwriters, initial purchasers, qualified institutional buyers or institutional investors that have at any time committed to underwrite, purchase, sell on an agency or principal basis, act as counterparties to forward transactions or otherwise entered into or proposed to enter into agreements in connection with any Equity Financing, including the parties to any underwriting agreement, private placement agreement, equity distribution agreement, sales agreement, purchase agreement, indenture or other equity financing documents related thereto.

“Equity Interest” means any share, capital stock, warrant, convertible security, subscription right, option, restricted stock unit, phantom equity, stock appreciation, profit participation, partnership interest, membership interest or similar equity, ownership or voting interest in or relating to any Person, in each case issued, granted, entered into, agreed to or authorized by such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any entity which would be considered a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code.

“Escrow Account” has the meaning set forth in Section 2.02(j).

“Escrow Agent” means JP Morgan Chase Bank, N.A. or such other escrow agent that is mutually agreed upon by the Seller and the Purchaser.

“Escrow Agreement” means a customary escrow agreement to be executed on the Closing Date, by and among the Escrow Agent, the Seller and the Purchaser, in a form mutually agreed upon in good faith by the Seller and the Purchaser.

“Escrow Amount” has the meaning set forth in Section 2.02(i).

“Escrow Balance” has the meaning set forth in Section 1.05(b).

“Estimated Closing Statement” has the meaning set forth in Section 1.03.

“Estimated Leakage” has the meaning set forth in Section 1.03.

“Estimated Purchase Price” has the meaning set forth in Section 1.03.

“Estimated Transaction Expenses” has the meaning set forth in Section 1.03.

“Ex-Im Laws” means all Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations and other such Laws administered by U.S. Customs and Border Protection and the U.S. Department of Commerce and all other export, reexport, transfer, and import control Laws in relevant jurisdictions or administered by other Governmental Entities, in each case, as applicable to the Company.

“Excluded Communications” has the meaning set forth in Section 13.21.

“FCPA” has the meaning set forth in the definition of “Anti-Corruption Laws”.

“Financial Statements” has the meaning set forth in Section 4.04(a).

“Financing Amount” has the meaning set forth in Section 6.07(c).

“Flex” has the meaning set forth in the Preamble.

“Fraud” means intentional and knowing common law fraud under Delaware law by a Party to this Agreement in the making of any representation or warranty in Article IV, Article V or Article VI of this Agreement or in the certificates required to be delivered pursuant to Sections 2.02(c) and 2.02(k), as applicable (as modified by the Disclosure Schedules, as applicable); provided, that “Fraud” (and any claims for aiding and abetting fraud or conspiracy to commit fraud) does not include (a) constructive fraud, equitable fraud, unfair dealings fraud, promissory fraud or any torts (including a claim for fraud) based on negligence or recklessness, (b) any fraud based on constructive knowledge, negligent misrepresentation, recklessness, or any similar theory or (c) any extra-contractual representation or warranty (e.g., any representation or warranty not expressly set forth in Article IV, Article V or Article VI of this Agreement or in the certificates required to be delivered pursuant to Sections 2.02(c) and 2.02(k), as applicable). A claim for Fraud may only be made against the Party committing such Fraud.

“GAAP” means United States generally accepted accounting principles, as in effect from time to time.

“Government Official” means any officer or employee of a government, a public international organization, or any department, agency, or instrumentality thereof or any Person acting in an official capacity for such government or organization, including (a) a “foreign official” as defined in the FCPA, (b) an officer or employee of a government-owned, controlled, operated enterprise, such as a national oil company, including but not limited to any U.S. subsidiary of any such enterprise, and (c) any non-U.S. political party or party official or any candidate for foreign political office.

“Governmental Entity” means any international, federal, national, state, foreign, provincial, local or other government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board, commission, court, judicial or arbitral body (public or private), department, political subdivision, tribunal or other instrumentality thereof.

“Hazardous Substance” means any substance, waste or material regulated by Environmental Law as “hazardous”, “toxic”, or terms of similar import or regulatory effect, due to its dangerous or deleterious characteristics, including petroleum, petroleum products and byproducts, asbestos-containing materials, and per- and polyfluoroalkyl substances.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Immediate Family” of a Person means such Person’s spouse, children and siblings, including adoptive relationships and relationships through marriage.

“Indemnitors” has the meaning set forth in Section 8.02(a).

“Inside Date” has the meaning set forth in Section 2.01.

“Intellectual Property Rights” means any and all proprietary, industrial and intellectual property rights, under the law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (i) utility models, supplementary protection certificates, patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, reissues thereof, statutory invention registrations, registered designs, and similar or equivalent rights in inventions and designs (“Patents”); (ii) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing) (“Trademarks”); (iii) copyrights, moral rights, database rights, other rights in works of authorship (including Software) and registrations and applications for registration of the foregoing (“Copyrights”); (iv) Software, trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, ideas, compilations of information, methods, techniques, procedures, and processes, whether or not patentable; (v) mask works, and registrations and applications for registration of the foregoing; and (vi) domain names, uniform resource locators (URLs), and other names and locators associated with the Internet, including all applications and registrations thereof and rights in social media accounts, names, usernames, handles, and tags.

“Interim Balance Sheet” has the meaning set forth in Section 4.04(a).

“Interim Financial Statements” has the meaning set forth in Section 4.04(a).

“Invoices” has the meaning set forth in Section 9.04(b).

“IRS” means the Internal Revenue Service.

“IT Systems” means (a) all computing and/or communications systems and equipment, including any internet, intranet, extranet, e-mail, or voice mail systems and the hardware associated with such systems; (b) all Software, the tangible media on which it is recorded (in any form) and all supporting documentation, data and databases; and (c) all peripheral equipment related to the foregoing, including printers, scanners, switches, routers, network equipment, and removable media, in each case of (a) – (c) that are owned or licensed by the Company Group.

“Knowledge of the Seller” has the meaning set forth in Section 13.03.

“Law” means any law (including common law), act, code, rule, regulations, judgment, injunction, order, ordinance, statute, decree, writ, requirement or other restriction of any court or other Governmental Entity.

“Leakage” means any of the following, without duplication, to the extent occurring during the period after the Measurement Time and prior to Closing, but excluding any Permitted Leakage:

(a) any dividend or distribution of profits or assets (whether in cash or in kind) declared, paid or made (whether actual or deemed) by any member of the Seller Group to any of Seller’s Affiliates (other than members of the Seller Group), or any payments in lieu of such dividend or distribution;

(b) any payments made, directly or indirectly, by any member of the Seller Group to any of Seller’s Affiliates (other than members of the Seller Group) in respect of any Equity Interests of any member of the Seller Group;

(c) the forgiveness, release, discount, amendment or waiver by any member of the Seller Group of any indebtedness or of any claim of rights outstanding against any of Seller’s Affiliates or Related Parties (other than members of the Seller Group);

(d) any assumption or incurrence by any member of the Seller Group of any indebtedness or any Liability or indemnity on behalf of, or for the benefit of, any of the Seller’s Affiliates or Related Parties (other than members of the Company Group);

(e) any gifts made to, or on behalf of, any of the Seller’s Affiliates or Related Parties (other than members of the Seller Group) by any member of the Seller Group;

(f) any loan, advance, capital contribution or other investment made by any member of the Seller Group to, or for the direct or indirect benefit of, any of Seller’s Affiliates or Related Parties (other than members of the Seller Group);

(g) the purchase by or on behalf of any member of the Seller Group from any of the Seller’s Affiliates or Related Parties (other than members of the Seller Group) of any assets, rights or other benefits to the extent that such purchase is made for greater than the prevailing market value at the time of the purchase;

(h) the transfer by or on behalf of any member of the Seller Group of any asset, right or other benefit to any of the Seller’s Affiliates or Related Parties (other than members of the Seller Group) to the extent that such transfer is made for less than the prevailing market value at the time of the transfer;

(i) any payment by or on behalf of any member of the Seller Group of any directors’ fees, bonuses, management fees, consulting fees, monitoring fees or similar fees or bonuses to or for the benefit of any of Seller’s Affiliates or Related Parties (other than members of the Seller Group);

(j) any Transaction Expenses for which any member of the Seller Group is liable, or which any member of the Seller Group pays for the benefit of the Seller’s Affiliates or Related Parties (other than members of the Seller Group) prior to the Closing (excluding, for the avoidance of doubt, any Transaction Expenses separately included in the Estimated Closing Statement);

(k) any costs, expenses, Taxes or other Liabilities incurred by any member of the Seller Group in connection with the Pre-Closing Reorganization;

(l) any amounts paid or payable in respect of Seller Profits Interests or any other incentive compensation awarded by Seller or its Affiliates (other than members of the Company Group), including for the avoidance of doubt the EIP Payments;

(m) any amounts paid or payable by any member of the Seller Group to any of Seller’s Affiliates or Related Parties under any Related Party Agreement;

(n) any agreement or arrangement made or entered into by the Company or its Subsidiary to do or give effect to any matter referred to in clauses (a) to (m) above; and

(o) without duplication, any Tax payable or incurred by the Company or its Subsidiary as a result of or in connection with any of the items listed in clauses (a) through (n) above, reduced (but not below zero) by any cash Tax savings realized (or reasonably expected to be realized) by the Company or its Subsidiary in the Tax year in which any such item occurred and as a result of or in connection with such item.

In addition, “Leakage” shall include any cash or assets held by the Seller at the Closing, after giving effect to the Pre-Closing Reorganization, but excluding the Company Group.

“Lease Agreements” has the meaning set forth in Section 4.10(a).

“Leased Real Property” has the meaning set forth in Section 4.10(a).

“License Agreements” has the meaning set forth in Section 4.08(c).

“Liens” means any mortgage, lien, pledge, security interest, hypothecation, charge, license, or encumbrance, other than those liens imposed by applicable securities laws.

“Loss” means any and all judgments, losses, liabilities, damages, fines, penalties, costs and expenses (including court costs and reasonable out-of-pocket fees and expenses of attorneys, accountants and experts incurred in connection with defending or settling any action or proceeding).

“Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that (x) is, has been or would reasonably be expected to be, individually or in the aggregate, materially adverse to, or have a materially adverse effect on, the business, assets, liabilities, financial condition or results of operations of the Company Group taken as a whole or (y) prevents, has prevented or would reasonably be expected to prevent any of the Company or the Seller from performing their respective obligations under this

Agreement and consummating the Transactions; provided, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: any adverse change, effect, event, occurrence, state of facts or development attributable to:

(a) the announcement or pendency of the Transactions, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, licensors, distributors, partners, providers and employees;

(b) conditions affecting the industry in which the Company participates, any change in interest rates, the U.S. economy as a whole or the capital markets in general or the markets in which the Company operates (including any disruption thereof, any inflation or deflation, and any decline in the price of any commodity, security or any market index);

(c) compliance with the terms of, or the taking of any action required, permitted or contemplated by, this Agreement (excluding the requirement that the Company Group comply with the terms of Section 7.01, except to the extent the Purchaser has unreasonably withheld its consent under Section 7.01);

(d) any action taken by, or at the request of, the Purchaser;

(e) change in, or proposed or potential change in, applicable Laws or the interpretation thereof;

(f) actions required to be taken under applicable Laws;

(g) any change (or the interpretation thereof) in GAAP or other accounting requirements or principles or the interpretation thereof;

(h) the failure of the Company to meet or achieve the results set forth in any projection or forecast (provided, that this clause (h) shall not prevent a determination that any change, effect, event, occurrence, state of facts or development underlying such failure to meet projections or forecasts has resulted in a Material Adverse Effect (provided further, that such change, effect, event, occurrence, state of facts or development is not otherwise excluded from this definition of Material Adverse Effect));

(i) national, international or extranational political or social conditions, including the engagement by the United States in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon the United States, or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States; or

(j) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, pandemics or epidemics, wild fires or other natural disasters, weather conditions and other force majeure events in the U.S. or any other country or region in the world, unless, in the case of clauses (b), (e), (f), (i) and (j) above, such change, effect, event, occurrence, state of facts or development has or would reasonably be expected to have a disproportionate impact on the business, assets, liabilities, financial condition or results of operations of the Company Group taken as a whole, relative to other participants in the industries in which any member of the Company Group conducts business (in which case, only the incremental disproportionate impact shall be taken into account in determining whether there has been a Material Adverse Effect).

“Material Contracts” has the meaning set forth in Section 4.14(a).

“Measurement Time” means 11:59pm PT on June 30, 2026.

“New Commitment Letter” has the meaning set forth in Section 8.07(c).

“Non-US Plan” has the meaning set forth in Section 4.13(n).

“Nonparty Affiliate” has the meaning set forth in Section 13.18.

“Nuveen Credit Agreement” means that certain Credit Agreement, dated as of December 29, 2025, by and among, among others, the Company, as borrower, the guarantors from time to time party thereto, EPIC Administration LLC, as administrative agent and collateral agent, and the lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

“Objections Statement” has the meaning set forth in Section 1.04(b).

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Off-the-Shelf Software” means Software that is licensed on a non-exclusive basis on standard commercial terms generally made available by the licensor to the public or to similarly situated licensees, and that is not otherwise modified, customized or specifically negotiated for the Company Group, for a fully paid up license fee of less than $100,000.

“Open Source Software” means (a) any Software that is distributed or licensed as free software, “open source” software, or under similar licensing or distribution terms (including software distributed or licensed under the GNU General Public License, the GNU Lesser General Public License, the Affero General Public License, any Creative Commons “ShareAlike” license, the Server Side Public License, Redis Source Available License Agreement, any license that includes the Commons Clause, European Union Public License (EUPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL) the Sun Industry Standards License (SISL), and the Apache License), or pursuant to open source, copyleft, or similar licensing and distribution models; and (b) any Software that requires as a condition of use, modification and/or distribution of such Software that such Software or other software incorporated into, linked to, derived from or distributed with such Software (i) be disclosed or distributed in source code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no or minimal charge.

“Ordinary Course of Business” means the ordinary course of business, consistent with past custom and past practices, including with regard to nature, frequency and magnitude.

“Organizational Documents” means the charter, memorandum, certificate of incorporation, certificate of formation, articles of association, bylaws, limited liability company agreement, stockholders agreement or other similar document of a Person, as may be amended, restated or otherwise modified from time to time.

“Outside Date” has the meaning set forth in Section 11.01(d).

“Parachute Payment Waiver” has the meaning set forth in Section 7.06.

“Patents” has the meaning set forth in the definition of “Intellectual Property Rights”.

“Payoff Letters” has the meaning set forth in Section 9.04(a).

“Pension Benefits” has the meaning set forth in Section 4.13(n).

“Permits” means all permits, licenses, franchises, approvals, authorizations and consents required to be obtained from Governmental Entities.

“Permitted Leakage” shall mean any of the following, without duplication, to the extent occurring during the period after the Measurement Time and prior to Closing:

(a) any payments made by the Seller Group in respect of the provision of directors and officers liability insurance for the benefit of any director or officer of the Seller in the Ordinary Course of Business, not to exceed $45,000 in the aggregate, which amount shall increase by $15,000 per month for each month following the Inside Date (prorated on a daily basis for each partial month) that the Closing does not occur;

(b) any payments by the Seller Group in respect of fees and expenses to directors, managers, corporate officers or members of a board of directors of Seller in the Ordinary Course of Business, not to exceed $19,000 in the aggregate, which amount shall increase by $7,000 per month for each month following the Inside Date (prorated on a daily basis for each partial month) that the Closing does not occur;

(c) any amounts paid or incurred at the request of, or with the written consent of, the Purchaser (unless otherwise agreed in writing by the Seller and the Purchaser), including, for the avoidance of doubt, any expenses or costs incurred or otherwise reimbursable pursuant to Section 7.07;

(d) the payment of any insurance premiums or deductibles by the Company or its Subsidiary with respect to the insurance policies maintained for the benefit of the Company or its Subsidiary as of the date of this Agreement by the Seller Group; and

(e) any Taxes arising or incurred in respect of any of the foregoing.

“Permitted Liens” means (a) Liens for Taxes of the Company or its Subsidiary which are not yet delinquent or the amount or validity of which is being contested in good faith; (b) mechanics’, landlords’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the Ordinary Course of Business for amounts which are not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by the Company or its Subsidiary; (c) Liens arising under worker’s compensation, unemployment insurance, social security, retirement and similar legislation; (d) Liens securing any indebtedness of the Company or its Subsidiary; (e) purchase money Liens, Liens to secure deferred payment obligations and Liens securing rental payments under capital lease arrangements; or (f) non-exclusive licenses granted to customers, suppliers, distributors, and similar third parties in the Ordinary Course of Business; (g) zoning, entitlement, building and other land use regulations imposed by or on behalf of any Governmental Entity jurisdiction over any real property, which regulations are not violated in any material respect; (h) any imperfection or irregularity of title, including servitudes, covenants, rights of way, restrictions, title defects, easements and encroachments and similar Liens (but excluding any monetary Liens) that do not, and would not, individually or in the aggregate, reasonably be expected to materially detract from the current value of, or materially interfere with any current or continued use of, any material property or material assets encumbered thereby; (i) Liens consisting of (i) any interest or title of a lessor, sub-lessor, licensor or sub-licensor under the Lease Agreements, (ii) any restriction or encumbrance to which the interest or title of a lessor, sub-lessor, licensor or sub-licensor may be subject that are not violated by the use of the applicable real property for the conduct of the Business thereon, and (iii) any subordination of the interest of the lessee, sub-lessee, licensee or sub-licensee under any Lease Agreement or similar arrangement to any restriction or encumbrance referred to in the foregoing clause (i)(ii); or (j) the Liens listed in Schedule 12.01 of the Disclosure Schedules.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity or any department, agency or political subdivision thereof.

“Personal Data” means (a) any information maintained by or on behalf of the Company Group that relates to, or is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with an identified or identifiable individual or household, including, but not limited to, any identifiers, contact information, photographs, government-issued identifiers, or (b) any data or information that constitutes “personal data,” “personal information” or “personally identifiable information,” or other similar terms that are otherwise protected, under applicable Law relating to data privacy, information privacy, data protection, information security, cybersecurity, breach response, or data transfer.

“Per RSU Escrow Payoff Amount” means, with respect to each RSU that is issued and outstanding as of immediately prior to the Closing, a cash payment equal to the amount that would be payable upon release of the Escrow Balance, if any, in respect of such RSU’s corresponding Deemed RSU Parent Units if all Deemed RSU Parent Units in respect of all RSUs issued and outstanding as of immediately prior to the Closing were treated for all purposes under such Seller LLC Agreement as issued and outstanding as of the Closing.

“Per RSU Payoff Amount” means, with respect to each RSU issued and outstanding as of immediately prior to the Closing, a cash payment equal to the amount that would be payable at Closing in respect of such RSU if (i) immediately prior to the Closing, such RSU had been converted into its proportionate share of Preferred Units and Series A Units (the “Deemed RSU Parent Units”) under the Seller LLC Agreement, ignoring for these purposes any Tax consequences that could apply to any such conversion and (ii) all Deemed RSU Parent Units in respect of all RSUs issued and outstanding as of immediately prior to the Closing were treated for all purposes under such Seller LLC Agreement as issued and outstanding as of the Closing.

“Pre-Closing Reorganization” has the meaning set forth in Section 7.09.

“Pre-Closing Tax Period” means any taxable period beginning before and ending on or before the Closing Date.

“Pre-Signing Financial Statements” means the financial information delivered by the Company to Purchaser prior to the date hereof described on Exhibit A of that certain Exclusivity Agreement by and among Flextronics International USA, Inc., the Company and Seller.

“Privileged Communications” has the meaning set forth in Section 13.21.

“Prohibited Modifications” has the meaning set forth in Section 8.07(b).

“Purchase Price” has the meaning set forth in Section 1.02.

“Purchaser” has the meaning set forth in the Preamble.

“Purchaser Benefit Plans” has the meaning set forth in Section 8.05(b).

“Purchaser Released Claims” has the meaning set forth in Section 13.22(b).

“Purchaser Releasees” has the meaning set forth in Section 13.22(a).

“Purchaser Releasors” has the meaning set forth in Section 13.22(b).

“PwC” has the meaning set forth in Section 7.07(a)(ii).

“Q3 Financial Statements” has the meaning set forth in Section 7.07(a)(ii).

“R&W Policy” has the meaning set forth in Section 8.04.

“Registered Company IP” has the meaning set forth in Section 4.08(a).

“Related Party” means, with respect to any specified Person: (i) any director, officer, general partner or managing member of such Person; (ii) any Immediate Family member of a Person described in clause (i) (if such Person is a natural Person); or (iii) any other Person who holds, individually or together with any Affiliate of such other Person and any member(s) of such Person’s Immediate Family (if such Person is a natural Person), more than 5% of the outstanding equity or ownership interests of such specified Person.

“Related Party Agreement” has the meaning set forth in Section 4.14(a)(xvii).

“Release” means any release, spilling, emitting, discharging, leaking, pumping, injecting, disposing, leaching or migration into the environment.

“Repaid Indebtedness” means all indebtedness and other amounts due and payable under the Citibank Credit Agreement and the Nuveen Credit Agreement.

“Representative” or “Representatives” means, with respect to any Person, such Person’s Affiliates and its and their respective officers, directors, employees, managers, members, principals, partners, shareholders, owners, equityholders, controlling persons, counsel, authorized agents, accountants, attorneys, consultants (including any investment banker or financial advisor), professional advisors and other authorized representatives.

“Required Financial Statements” has the meaning set forth in Section 7.07(a)(ii).

“RSU Escrow Payoff” means the sum of the Per RSU Escrow Payoff Amounts payable in respect of all RSUs that were issued and outstanding as of immediately prior to the Closing.

“RSU Payoff” means the sum of the Per RSU Payoff Amounts payable in respect of all RSUs that were issued and outstanding as of immediately prior to the Closing.

“RSUs” means the Restricted Stock Units of the Company, and the term “RSU” means one Restricted Stock Unit of the Company.

“Sanctioned Country” means a country or territory that is itself the subject or target of comprehensive economic and financial sanctions (including, at the time of this Agreement, Cuba, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine, North Korea, or Iran).

“Sanctioned Person” means any Person that is (a) listed on the Specially Designated Nationals and Blocked Persons list administered by OFAC, or any list of targeted Persons issued under applicable Sanctions; (b) organized or ordinarily resident in a Sanctioned Country; (c) an agency or instrumentality of, or is controlled (as such term is defined by relevant Sanctions) by a government of a Sanctioned Country; (d) owned 50% or more or otherwise controlled (as such term is defined by relevant Sanctions) by, a Person referred to in clauses (a) through (c) above; or (e) otherwise the target of Sanctions.

“Sanctions” means any economic or financial sanctions, sectoral sanctions, trade embargoes and restrictions imposed, administered, enacted or enforced from time to time by a Governmental Entity with laws not in direct conflict with the laws of the United States.

“Schedule” has the meaning set forth in Article IV.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 280G Approval” has the meaning set forth in Section 7.06.

“Section 280G Soliciting Materials” has the meaning set forth in Section 7.06.

“Section 45X Credit” has the meaning set forth in Section 4.15(o).

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means, collectively, the Securities Act and any federal, state or foreign securities laws.

“Seller” has the meaning set forth in the Preamble.

“Seller Group” means, collectively, the Seller and its Subsidiaries.

“Seller LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Seller, dated as of September 9, 2022 as amended from time to time.

“Seller Parties” has the meaning set forth in Section 13.20.

“Seller Profits Interests” means the Class B units of Seller granted pursuant to the Seller LLC Agreement that are held by Employees.

“Seller Released Claims” has the meaning set forth in Section 13.22(a).

“Seller Releasees” has the meaning set forth in Section 13.22(b).

“Seller Releasors” has the meaning set forth in Section 13.22(a).

“Software” means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) computer databases and computer compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and (d) all documentation, including user manuals and training materials, relating to any of the foregoing.

“Solvent” has the meaning set forth in Section 6.08.

“Spinco” means the legal entity to be formed or designated by Flex to hold, directly or indirectly, the Cloud and Power Infrastructure business of Flex and its Subsidiaries in connection with Flex’s announced separation of such business.

“Straddle Period” means any taxable period beginning on or before and ending after the Closing Date.

“Subsidiary” means, with respect to any Person, any corporation of which a majority of the capital stock or total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other business entity of which a majority of the partnership, limited liability company or other similar ownership interest or voting power is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other business entity or is or controls the managing director, manager or general partner of such partnership, limited liability company, association or other business entity.

“Tax” or “Taxes” means all taxes, assessments, fees and other charges in the nature of a tax by any Governmental Entity (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), including all U.S. federal, state, local, and/or non-U.S. income, gross receipts, capital gains, capital stock, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, withholding (including backup withholding), payroll, employment, social security, workers’ compensation or unemployment compensation, excise, value added, severance, stamp, occupation, premium, property, windfall profits, customs, duties and estimated taxes, together with any interest, penalty, addition to tax, or additional amount imposed by any Governmental Entity with respect thereto, whether disputed or not.

“Tax Proceeding” has the meaning set forth in Section 9.01(b).

“Tax Returns” means any return, form, declaration, report, claim for refund, or information return or statement filed or required to be filed with a Taxing Authority relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

“Taxing Authority” means, with respect to any Tax, the Governmental Entity or political subdivision thereof that imposes such Tax, and the agency (if any) charged with collection of such Tax for such entity or subdivision, including any Governmental Entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

“Top Customers” has the meaning set forth in Section 4.22(a).

“Top Suppliers” has the meaning set forth in Section 4.22(b).

“Trademarks” has the meaning set forth in the definition of “Intellectual Property Rights”.

“Transaction Documents” means this Agreement and each other agreement, instrument, certificate and document to be executed by any of the parties pursuant hereto or in connection herewith.

“Transaction Expenses” shall mean, without duplication, (i) the fees and expenses payable by the Company or its Subsidiary or the Seller in connection with the negotiation, documentation and consummation of the Transactions, whether or not accrued, including any brokerage fees, commissions, finders’ fees or financial advisory fees and related costs and expenses and any amounts payable to service providers (including attorneys, accountants, brokers and investment and financial advisory firms) in connection with the negotiation, documentation and consummation of the Transactions, (ii) the RSU Payoff, (iii) all payment obligations of or on behalf of the Company or its Subsidiary that become due in connection with or as a result of the execution and delivery of this Agreement or the consummation of the Transactions, including under any change in control, retention bonus, transaction bonus or single-trigger severance payments, or benefit, or similar agreement or arrangement with any Person (excluding for the avoidance of doubt any amounts that only vest and become payable upon the occurrence of any subsequent condition, including a termination of employment, and any payments pursuant to any agreement or arrangement entered into with Purchaser), (iv) the EIP Payments to the extent paid or payable by the Company or its Subsidiary, and (v) the aggregate amount of any employer share of any social insurance, payroll, employment or similar Taxes related to or arising from subsections (ii) through (iv), and shall exclude (a) fees or expenses initiated at the request of Purchaser or any of its Affiliates or incurred by or on behalf of Purchaser or any of its Affiliates, whether related to their respective financing activities, the transactions contemplated by this Agreement or otherwise, (b) any fees, expenses, or other obligations incurred after the Closing (unless pursuant to an agreement or arrangement entered into by the Company Group prior to the Closing), (c) any other fees or expenses that are expressly the sole obligation of Purchaser pursuant to this Agreement and (d) any amounts to the extent included in the calculation of Leakage.

“Transactions” has the meaning set forth in Section 2.01.

“Transfer Taxes” has the meaning set forth in Section 9.01(a).

“V&E” has the meaning set forth in Section 13.20.

“WARN” has the meaning set forth in Section 4.12(g).

12.02 Other Definitional Provisions.

(a) Accounting Terms. Accounting terms which are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement will control.

(b) Successor Laws. Any reference to any particular Code section or any Law will be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified.

(c) Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law,” “laws” or to any Law shall be deemed to refer to such law or Law as amended from time to time, except as otherwise specified herein, and to any rules or regulations promulgated thereunder. The parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE XIII

MISCELLANEOUS

13.01 Press Releases and Communications. The parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other parties, which shall not be unreasonably withheld, conditioned or delayed; provided that the Purchaser agrees that it shall not, and shall cause each of its Affiliates and Representatives not to (a) use in advertising, publicity or otherwise the name of Goldman Sachs or any of its Affiliates or their Representatives or (b) disclose the fact that Goldman Sachs or any of its Affiliates is an investor in the Company; provided, further, in each case, that a party may, without the prior consent of the other parties issue such press release or make such public statement (x) if it is required by law, regulation or the rules of any regulatory authority (including any recognized stock exchange) or (y) in the case it is compelled to do so in connection with legal proceedings or pursuant to a subpoena, order, requirement or an official request issued by a court of competent jurisdiction or by any administrative, legislative, regulatory or self-regulating authority (including any recognized stock exchange) or entity towards such party, and (to the extent reasonably practicable having regard to the disclosing party’s obligation to make disclosure and the nature of the proposed disclosure) the disclosing party provides advance written notice to the other party of the proposed disclosure and cooperates in good faith with respect to the timing, manner and content of the disclosure.

13.02 Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall pay all of its own costs and expenses (including attorneys’ and accountants’ fees and expenses, financial advisory, consulting and all other fees and expenses of third parties) in connection with the negotiation of this Agreement, the performance of its obligations hereunder and the consummation of the Transactions, whether or not the Transactions are consummated.

13.03 Knowledge Defined. For purposes of this Agreement, “Company’s Knowledge” and “Knowledge of the Company” as used herein shall mean the actual knowledge, after due inquiry of their direct reports with primary authority with respect to the applicable matter, of the individuals set forth on Schedule 13.03(a), and “Knowledge of the Seller” shall mean such actual knowledge of the individuals set forth on Schedule 13.03(b).

13.04 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via electronic transmission to the e-mail address set out below (provided, that no automatic “bounce back” or similar automatic message of non-delivery is received with respect thereto), (c) when received by the addressee if sent by reputable national overnight air courier service or (d) when received by the addressee if sent by certified or registered mail, postage prepaid. Notices, demands and communications, in each case to the respective parties, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing:

Notices to the Purchaser:

ACS Acquisitions, Inc.

c/o Flex Ltd.

12515-8 Research Blvd

Suite 300

Austin, TX 78759

Attention: [***]

Email: [***]

with a copy to (which shall not constitute notice to the Purchaser):

Freshfields US LLP

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Attn: Ethan Klingsberg; Sanjay Murti; Abigail G. Hathaway

E-mail: ethan.klingsberg@freshfields.com; sanjay.murti@freshfields.com; abigail.hathaway@freshfields.com

Notices to the Seller (before the Closing)

Charge Parent, LLC

13250 Gregg St., Suite A2

Poway, CA 92064

Attn: [***]

E-mail: [***]

with copies to (which shall not constitute notice to the Seller):

Vinson & Elkins L.L.P.

2001 Ross Avenue, Suite 3900

Dallas, Texas 75201

Attn: Peter Marshall; Sang Hun Lee

E-mail: pmarshall@velaw.com; slee@velaw.com

Notices to the Seller (after the Closing)

Charge Parent, LLC

c/o Goldman Sachs

200 West St.

New York, NY 10282

Attn: [***]

E-mail: [***]

and

c/o Cleanhill Partners

650 Fifth Avenue, Suite 1400

New York, NY 10019

Attn: [***]

E-mail: [***]

with copies to (which shall not constitute notice to the Seller):

Vinson & Elkins L.L.P.

2001 Ross Avenue, Suite 3900

Dallas, Texas 75201

Attn: Peter Marshall; Sang Hun Lee

E-mail: pmarshall@velaw.com; slee@velaw.com

Notices to the Company (before the Closing):

EPC Power Corp.

13250 Gregg St., Suite A2

Poway, CA 92064

Attn: [***]

Email: [***]

with copies to (which shall not constitute notice to the Company):

Vinson & Elkins L.L.P.

2001 Ross Avenue, Suite 3900

Dallas, Texas 75201

Attn: Peter Marshall; Sang Hun Lee

E-mail: pmarshall@velaw.com; slee@velaw.com

Any party hereto from time to time may change its address (including electronic email address) or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

13.05 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated (i) by the Purchaser without the prior written consent of the Company and the Seller, except that the Purchaser may assign this Agreement to Spinco or a Subsidiary thereof without such prior written consent, or (ii) by any of the Seller or the Company without the prior written consent of the Purchaser; provided that Purchaser may not assign any of the rights, interests or obligations to an entity whose legal domicile is in Texas within the meaning of 34 Tex. Admin. Code § 3.591(b)(7).

13.06 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

13.07 References. The table of contents and the section and other headings and subheadings contained in this Agreement and the Exhibits hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any Exhibit hereto. All references to days or months shall be deemed references to calendar days or months. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to a “Section,” “Exhibit,” “Disclosure Schedule” or “Schedule” shall be deemed to refer to a section of this Agreement, exhibit to this Agreement or a schedule to this Agreement, as applicable. Capitalized terms used in the Disclosure Schedules and not otherwise defined therein have the meanings given to them in this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The words “made available” (or any phrase of similar import) to the Purchaser, when referring to information or a document that was “made available” to the Purchaser, shall include any such information or document was posted to and accessible by the Purchaser in any virtual data room as of the close of business on the Business Day prior to the date of this Agreement and remained accessible by the Purchaser from the date so posted and accessible through the date of this Agreement. Unless the context otherwise clearly indicates, each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form.

13.08 Disclosure Generally. Unless the context otherwise requires, all capitalized terms in the Disclosure Schedule have the respective meanings assigned in this Agreement. The Seller may, at its option, include in the Disclosure Schedule items that are not material, and any such inclusion (including any references to dollar amounts) shall not be deemed to be an acknowledgment or representation that such items are material, to establish any standard of materiality or to define further the meaning of such terms for purposes of this Agreement. The disclosure of any fact or item in any section of the Disclosure Schedule shall, should it be reasonably apparent on its face that the existence of such fact or item is relevant to any other section of the Disclosure Schedule, be deemed to be disclosed with respect to such other section notwithstanding the lack of specific cross-reference thereto.

13.09 Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Disclosure Schedules or Exhibits attached hereto is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not material or are within or outside of the Ordinary Course of Business, and no party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the Disclosure Schedules or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter not described or included in this Agreement or in any Schedule or Exhibit is or is not material or is within or outside of the Ordinary Course of Business. The information contained in this Agreement and in the Disclosure Schedules and Exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including any violation of Law or breach of contract).

13.10 Amendment and Waiver. Any provision of this Agreement or the Disclosure Schedules or Exhibits hereto may be amended or waived only in a writing signed by the Purchaser, the Company and the Seller. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

13.11 Complete Agreement. This Agreement, the Transaction Documents and the documents referred to herein (including the Confidentiality Agreement) contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

13.12 Third-Party Beneficiaries. Section 8.02 shall be enforceable by the current and former officers, directors, managers and similar functionaries of the Company and/or its Subsidiary and his or her heirs and representatives. Except as provided herein in the immediate preceding sentence and with respect to Nonparty Affiliates as set forth in Section 13.18, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.

13.13 Waiver of Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY TO THIS AGREEMENT HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13.14 Delivery by Electronic Transmission. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g., www.DocuSign.com) shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract shall raise the use of an electronic signature or .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of an electronic signature or .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.

13.15 Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

13.16 Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Exhibits and Disclosure Schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

13.17 Jurisdiction. Except as otherwise expressly provided in this Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall exclusively be brought in the United States District Court for the District of Delaware, the Delaware Court of Chancery of the State of Delaware or any other court of the State of Delaware, and each of the parties hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 13.04 shall be deemed effective service of process on such party.

13.18 No Recourse. Each of the Transaction Documents shall be enforceable only against, and any actions, suits, proceedings, writs, orders, judgments, decrees or investigations based upon, arising under, out of or in connection with, or related in any manner to a Transaction Document, or the Transaction shall be brought only against the parties signatory thereto, and then only with respect to the specific obligations set forth therein that are applicable to such party. No Person that is not a party to the applicable Transaction Document including any past, present or future Representative or Affiliate of such party or any Affiliate of any of the foregoing (each, a “Nonparty Affiliate”), shall have any liability (whether in contract, tort, strict liability, at Law, in equity or otherwise) for any claims, causes of action, liabilities or other obligations arising under, out of or in connection with or related in any manner to such Transaction Document or the Transactions, or based upon, in respect of or by reason of such Transaction Document or the negotiation, execution, performance or breach of any of the Transaction Documents. To the extent permitted by Law, each party hereto hereby (a) waives and releases all such claims, causes of action, liabilities and other obligations against any such Nonparty Affiliates, (b) waives and releases any and all claims, causes of actions, suits, proceedings, writs, orders, judgments, decrees or investigations that may otherwise be available to avoid or disregard the entity form of a party or otherwise impose the liability of a party on any Nonparty Affiliate, whether granted by Law or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization or otherwise, and (c) disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement, the other Transaction Documents and any representation or warranty made in, in connection with or as an inducement hereto or thereto.

13.19 Specific Performance.

(a) Each of the parties hereto acknowledges that the rights of each party to consummate the Transactions are unique and recognizes and affirms that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party may have no adequate remedy at law. Accordingly, the parties agree that such non-breaching party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce their rights and the other party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief without any showing of irreparable harm or damage, and the other party hereby waives any requirement for the securing or posting of any bond or other security in connection with any such remedy.

(b) To the extent any action, claim, complaint or other proceeding, in each case, before any Governmental Entity to enforce specifically the consummation of the Closing is pending as of the Outside Date, the Outside Date shall automatically be extended by (i) the amount of time during which such action, claim, complaint or other proceeding remains pending following such date, plus ten (10) Business Days, or (ii) such other time period established by the court presiding over such action, claim, complaint or other proceeding.

13.20 Waiver of Conflicts. Purchaser acknowledges that Vinson & Elkins L.L.P. (“V&E”) has acted as counsel to Seller and its Affiliates (not including the Company or its Subsidiary, collectively, the “Seller Parties”) and the Company and its Subsidiary, in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the Transactions. Purchaser agrees, and shall cause the Company and its Subsidiary to agree, that, following consummation of the transactions contemplated hereby, such representation and any prior representation of the Company and its Subsidiary by V&E shall not preclude V&E from serving as counsel to the Seller Parties or any director, member, shareholder, partner, officer, or employee of the Seller Parties, in connection with any litigation, claim, or obligation arising out of or relating to this Agreement or the transactions contemplated hereby. Purchaser shall not, and shall cause the Company and its Subsidiary not to, seek or have V&E disqualified from any such representation based on the prior representation of the Company and its Subsidiary by V&E. Each of the parties hereto hereby consents thereto and waives any conflict of interest arising from such prior representation, even though the interests of the parties may be directly adverse and even though V&E may have represented the Company and its Subsidiary in a matter substantially related to such dispute (including in respect of litigation), and each of such parties shall cause any of its Affiliates to consent to waive any conflict of interest arising from such representation. Each of the parties acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the parties have consulted with counsel or have been advised they should do so in connection herewith.

13.21 Privileged Communications. As to all communications among V&E or the Seller’s in-house counsel, on the one hand, and the Seller, the Company or its Subsidiary, or any of their respective Affiliates or Representatives, on the other hand, that relate in any way to the Transactions and that constitute attorney-client privileged communications or are otherwise privileged under Law (collectively, the “Privileged Communications”), the privilege and the expectation of client confidence belongs to the Seller, may be controlled by the Seller and shall not pass to or be claimed by the Purchaser, the Company or its Subsidiary or any Affiliate thereof; provided, however, that with respect to any Privileged Communications that (a) are related to (i) the business of the Company Group or (ii) any assets, liabilities, Losses, actions or proceedings or other matters associated with any member of the Company Group and (b) are only tangentially related to the Transactions (collectively, the “Excluded Communications”), the privilege and the expectation of client confidence belongs to the applicable member of the Company Group, may be controlled by such member of the Company Group and shall pass to and may be claimed by the Purchaser or any member of the Company Group. The Privileged Communications (other than the Excluded Communications) are the Seller’s property, and, from and after the Closing Date, none of the Purchaser, the Company Group or any of their respective Subsidiaries or Affiliates, nor any Person purporting to act on behalf of the Purchaser or any member of the Company Group or any of their respective Subsidiaries or Affiliates, shall seek to obtain any such Privileged Communications, whether by seeking a waiver of the privilege or through other means. As to any such Privileged Communications prior to the Closing Date, none of the Purchaser or the Company Group or any of their respective Subsidiaries, Affiliates, successors or assigns may disclose, use or rely on in any way any of such Privileged Communications after the Closing; provided, however, that the foregoing sentence shall not restrict the ability of the Purchaser or the Company Group or any of their respective Subsidiaries or Affiliates to challenge the fact that any communication constitutes a Privileged Communication (other than as a result of the Purchaser becoming the owner of the Company Common Stock). The Seller and its Affiliates may use any such Privileged Communications in connection with any dispute that relates in any way to the Transactions; provided, however, that in the event a dispute arises between the Purchaser or the Company Group, on the one hand, and a third Person (other than the Seller or its Affiliates) after the Closing, the Company Group and its Subsidiaries may assert the privilege to prevent disclosure of any such Privileged Communications to such third Person; and, provided, further, that the Company Group and its Subsidiaries shall not, unless required by Law, waive such privilege without the Seller’s prior written consent.

13.22 Mutual Releases.

(a) Effective as of the Closing, the Seller, on behalf of itself and each of its Affiliates, and each of its and their respective officers, directors, employees, partners, controlling Persons, advisors, attorneys, agents and representatives, and any of their respective successors and assigns (collectively, the “Seller Releasors”), hereby unconditionally and irrevocably releases and discharges the Purchaser, the Company and each of their Affiliates, and each of their and their respective officers, directors, employees, partners, controlling Persons, advisors, attorneys, agents and representatives, and each of their respective successors and assigns (collectively, the “Purchaser Releasees”), from and against any and all claims, demands, obligations, causes of action or liabilities arising out of or related to events, facts, conditions or circumstances existing or arising at or prior to the Closing and solely to the extent relating to the Company, which Seller Releasors may have or which may otherwise exist against the Purchaser Releasees, whether known or unknown (collectively, the “Seller Released Claims”). If the Closing occurs and this release becomes effective, then from and after the Closing, the Seller irrevocably agrees, on behalf of itself and the Seller Releasors, to refrain from directly or indirectly asserting any Seller Released Claim.

(b) Effective as of the Closing, the Purchaser, on behalf of itself and each of its Affiliates (including the Company), and each of its and their respective officers, directors, employees, partners, controlling Persons, advisors, attorneys, agents and representatives, and any of their respective successors and assigns (collectively, the “Purchaser Releasors”), hereby unconditionally and irrevocably releases and discharges the Seller and each of its Affiliates, and each of its and their respective officers, directors, employees, partners, controlling Persons, advisors, attorneys, agents and representatives, and each of their respective successors and assigns (collectively, the “Seller Releasees”), from and against any and all claims, demands, obligations, causes of action or liabilities arising out of or related to events, facts, conditions or circumstances existing or arising at or prior to the Closing and solely to the extent relating to the Company, which the Purchaser Releasors may have or which may otherwise exist against the Seller Releasees, whether known or unknown (collectively, the “Purchaser Released Claims”). If the Closing occurs and this release becomes effective, then from and after the Closing, the Purchaser irrevocably agrees, on behalf of itself and the Purchaser Releasors, to refrain from directly or indirectly asserting any Purchaser Released Claim.

(c) Notwithstanding anything to the contrary in this Section 13.22, neither the Seller Released Claims nor the Purchaser Released Claims shall include, and the provisions of this Section 13.22 shall not release or discharge in any way, any claims, demands, obligations, causes of action or liabilities (i) arising under this Agreement, the Transaction Documents or the Confidentiality Agreement, including any such claims, demands or causes of actions of any party hereto in respect of Fraud, (ii) in respect of earned but unpaid wages or employment compensation and benefits, (iii) in respect of any indemnification or expense reimbursement arrangements in favor of current or former directors, officers or employees of the Seller Releasors or the Purchaser Releasors or (iv) arising under any Contracts that are unrelated to the Transactions or Seller or its Affiliates’ investment in the Company, between any direct or indirect portfolio company of a Seller Releasor (excluding Seller and its Subsidiaries), on the one hand, and the Company or its Subsidiary, on the other hand.

13.23 Debt Financing Provisions.

(a) Notwithstanding anything in this Agreement to the contrary, each of the Parties hereto, on behalf of itself and each of its Subsidiaries, hereby:

(i) agrees that any legal action of any kind or description whether in law or in equity, whether in contract or in tort or otherwise, against the Debt Financing Parties, arising out of or relating to this Agreement, any Debt Financing or any of the agreements (including the Debt Commitment Letter and the Definitive Agreements) entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each Party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court;

(ii) agrees that any such legal action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the Debt Financing;

(iii) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such legal action in any such court;

(iv) agrees that service of process, summons, notice or document by registered mail addressed to it at its address provided in Section 13.04 shall be effective service of process against it for any such action brought in any such court;

(v) knowingly, intentionally and voluntarily waives, to the fullest extent permitted by applicable Law, trial by jury in any such legal action brought against the Debt Financing Parties;

(vi) agrees that it shall not be entitled to, or permitted to seek, specific performance against the Debt Financing Parties under the Debt Commitment Letter or any other agreement relating to the Debt Financing;

(vii) agrees that none of the Debt Financing Parties shall have any liability to the Company or any of its Subsidiaries or representatives relating to or arising out of this Agreement, the Debt Financing (subject to the last sentence of this Section 13.23), the Debt Commitment Letter or any of the Transactions or the performance of any services thereunder, whether in Law or in equity, whether in contract or in tort or otherwise and agrees not to commence any legal action against any Debt Financing Party with respect to the foregoing; and

(viii) agrees that the Debt Financing Parties are express third party beneficiaries of, and may enforce, any of the provisions of this Section 13.23 and such provisions or the definitions of “Debt Financing Sources” and “Debt Financing Parties” shall not be amended in any way that is adverse to any of the Debt Financing Sources or Debt Financing Parties without the prior written consent of the Debt Financing Sources or Debt Financing Parties.

(b) Notwithstanding the foregoing, nothing in this Section 13.23 shall in any way limit or modify any Party’s or any of their respective Affiliate’s rights and obligations under any binding agreement to which a Debt Financing Party is a party, including the Debt Commitment Letter.

13.24 Purchaser Guarantee. Flex hereby absolutely, irrevocably and unconditionally guarantees to Seller the due and punctual observance and performance of each and every obligation, covenant, and agreement of Purchaser in this Agreement and the Transaction Documents to which Purchaser is or will be a party, all upon the terms and subject to the conditions, limitations, and qualifications set forth herein and therein. The obligations of Purchaser and Flex hereunder and under the Transaction Documents to which Purchaser is or will be a party shall be joint and several obligations of Purchaser and Flex. This is a guarantee of payment and performance and not of collectability. Flex will, upon demand by Seller forthwith, make (or shall cause its Affiliates to make) full payment or performance of this guarantee to the appropriate Person pursuant to the terms of this Agreement and/or the Transaction Documents, as applicable. This guarantee shall apply regardless of any amendments, variations, alterations, waivers or extensions to this Agreement or any Transaction Document effected in accordance herewith and therewith. The obligations of Flex hereunder shall not be affected by or contingent upon (i) any change in the existence, structure or ownership of Seller, the liquidation or dissolution of, or the merger or consolidation of Seller with or into any Person or any sale or transfer by Seller of all or any part of its property or assets, (ii) the bankruptcy, receivership, insolvency, reorganization or similar proceedings involving or affecting Seller, (iii) any disability or any other defense of Purchaser or any other Person (with or without notice) which might otherwise constitute a legal or equitable discharge of a surety or a guarantor or otherwise, (iv) any failure of Seller to comply with any of the terms of this Agreement or any Transaction Document or (v) the existence of any claim, setoff or other right which Flex may have at any time against any Person, whether in connection herewith or in connection with any unrelated transactions. In connection with the foregoing, Flex hereby waives diligence, presentment, demand of performance, filing of any claim, any right to require any proceeding first against Purchaser, as applicable, protest, notice and all demands whatsoever in connection with the performance of its obligations set forth in this Section 13.24; provided that nothing herein shall constitute a waiver of any rights or defenses of Purchaser or Flex under this Agreement or any Transaction Document. Seller entered into this Agreement in reliance upon this Section 13.24. Flex acknowledges that it will receive substantial direct and indirect benefits from the Transactions and that the waivers and agreements by Flex set forth in this Section 13.24 are knowingly made in contemplation of such benefits.

*  *  *  *

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first above written.

Company:	EPC POWER CORP.

	By:	/s/ James Fusaro
Name: James Fusaro
Title: Chief Executive Officer

Seller:	CHARGE PARENT, LLC

	By:	/s/ James Fusaro
Name: James Fusaro
Title: Chief Executive Officer

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first above written.

Purchaser:	ACS ACQUISITIONS, INC.

	By:	/s/ Jason Spicer
Name: Jason Spicer
Title: President

Flex:	FLEX LTD.

	By:	/s/ B Vijayandran S Balasingam
Name: B Vijayandran S Balasingam
Title: Authorized Signatory

[Signature Page to Stock Purchase Agreement]

Annex T

Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

EXECUTION VERSION

Axiom Solutions International, Inc.

Series A Convertible Preferred Stock Investment Agreement

Dated as of October 2, 2026

i

ii

Exhibits and Schedule

Schedule A:	List of Investors
Exhibit A:	Form of Series A Convertible Preferred Stock Certificate of Designations
Exhibit B:	Form of Registration Rights Agreement

Sch. 5.06:	Restricted Transferees
Sch. 5.08:	Required Regulatory Approvals

iii

SERIES A CONVERTIBLE PREFERRED STOCK INVESTMENT AGREEMENT

This Series A Convertible Preferred Stock Investment Agreement (this “Agreement”), dated as of October 2, 2026, is entered into by and among Axiom Solutions International, Inc., a wholly owned subsidiary of Flex Ltd. (the “Parent”) and a Texas corporation (the “Company”), GC Creation Fund III, L.P., a Delaware limited partnership (“GC”), and the other investors party and set forth on Schedule A hereto (collectively, the “Investors” and each individually, an “Investor”), and, solely where expressly provided in this Agreement, the Parent.

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue, sell and deliver to the Investors, and each Investor, severally and not jointly, desires to purchase and acquire from the Company, the number of shares set forth opposite such Investor’s name on Schedule A hereto (collectively, the “Purchased Shares”) of Series A Convertible Preferred Stock, which will have a par value of $0.0001 per share (the “Convertible Preferred Stock,” and such purchases and sales, collectively, the “Placement”), having the designation, preferences, rights (including with respect to conversion), privileges, powers, and terms and conditions, to the fullest extent permitted by applicable Law and as specified in the form of the Series A Convertible Preferred Stock Certificate of Designations attached hereto as Exhibit A (the “Certificate of Designations”). The Convertible Preferred Stock will be convertible into shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in the Certificate of Designations, and any shares of Common Stock issuable upon conversion of the Purchased Shares are referred to herein as the “Underlying Shares.”

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; provided that (a) the Parent, the Company and their respective Subsidiaries shall not be deemed to be Affiliates of any Investor or any of its respective Affiliates, and (b) other than in the case of Section 5.08(d), Section 7.02 or Section 7.04, in no event shall any of the Investors or any of their respective Subsidiaries be considered an Affiliate of any portfolio company affiliated with or managed by affiliates of such Investor or any of their respective present and former directors, officers, stockholders, partners, members or managers, nor shall any portfolio company affiliated with or managed by affiliates of any such Investor be considered to be an Affiliate of an Investor or any of their respective Affiliates. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the ability to elect at least a majority of the members of the board of directors or other governing body of a Person, and the terms “controlled” and “controlling” have correlative meanings.

“Aggregate Purchase Price” means the aggregate Purchase Price for the Purchased Shares to be purchased by the Investors hereunder.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.02(a).

“Board” means the Board of Directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

“Change of Control” has the meaning set forth in Section 5.06(d).

“Cloud and Power Infrastructure Business” means the Cloud & Power Infrastructure business of Parent as described in the Form 10, which consists of Parent’s (1) cloud solutions business, which includes liquid cooling solutions (including its JetCool business and third-party sourced liquid cooling solutions), advanced thermal solutions, data center IT hardware systems, and rack-scale integration, and (2) power infrastructure business, which includes its (a) critical power business (including its Anord Mardix, Crown Technical Systems and Electrical Power Products and EPC Power upon the closing of the Proposed Acquisition) and (b) embedded power business (including power modules and custom power solutions), in each case, as conducted prior to the distribution date of the Spin-Off.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company Organizational Documents” means the Company’s (i) Certificate of Formation and (ii) Bylaws, each as may be amended and/or restated from time to time in accordance with this Agreement.

“Contract” has the meaning set forth in Section 3.02(b).

“Conversion Shares” has the meaning set forth in Section 5.06(a)(i).

“Distribution” means the distribution of between approximately 88.0% to 94.0% of all of the then-outstanding shares of Common Stock to be carried out by Parent by way of a distribution in specie to Parent shareholders on a pro rata basis based on the number of Parent ordinary shares held by each such Parent shareholder of record as of the record date for such distribution, as described in the Form 10.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filed SEC Documents” means all reports, schedules, forms, statements and other documents filed with, or furnished to, the SEC by the Company and publicly available prior to the date hereof, including, without limitation, the Form 10.

“Form 10” means the registration statement on Form 10-12B, as publicly filed by the Company with the SEC on September 15, 2026 under CIK 00021309993, for purposes of effecting the Spin-Off, including any amendments, supplements or exhibits thereto that may be filed from time to time, in each case subject to Section 5.03.

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“Fraud” means actual, not constructive, common law fraud (under the laws of the State of New York).

“Fundamental Change” has the meaning set forth in the Certificate of Designations.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Authority” means any government, court, regulatory or administrative agency, arbitrator (public or private), commission or authority, stock exchange or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Internal Reorganization” means the allocation, transfer, or conveyance by Parent of the entities, assets, and liabilities comprising the Cloud and Power Infrastructure Business in advance of the Distribution so that the Company and its subsidiaries are allocated, transferred, or conveyed the entities, assets, and liabilities of the Cloud and Power Infrastructure Business, while the remaining entities, assets, and liabilities will remain with Parent, as more fully described in the Form 10.

“Internal Revenue Service” means the United States Internal Revenue Service.

“Investor Material Adverse Effect” means any effect, change, event or occurrence that would prevent or materially delay, interfere with, hinder or impair the compliance by the applicable Investor with its obligations under this Agreement.

“Judgment” means any order, judgment, injunction, ruling, writ or decree of any Governmental Authority.

“Laws” means all local, state or federal laws, common law, statutes, ordinances, codes, rules or regulations, executive orders, Judgments, governmental guidelines or interpretations thereof that have the force of law, Permits, or other similar requirements enacted, adopted, promulgated or applied by any Governmental Authority.

“Material Adverse Effect” means any effect, change, event or occurrence (“Effect”) that has or would reasonably be expected to have, individually or in the aggregate with all other Effects, a material adverse effect on the business, results of operations, or financial condition of the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, taken as a whole, assuming consummation of the Internal Reorganization and the Spin-Off; provided, however, that, no Effect to the extent resulting from any of the following, individually or in the aggregate, shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) changes in GAAP (or other applicable accounting standards) or the interpretation or enforcement thereof after the date of this Agreement; (ii) changes in Laws or the interpretation or enforcement thereof after

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the date of this Agreement; (iii) changes in the financial, securities, credit or other capital markets or general economic, regulatory, legislative or political conditions in the United States or any other country or region in which the Company or its Subsidiaries do business, including changes in interest rates, tariffs and/or foreign exchange rates; (iv) changes generally affecting the industry or industries in which the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, operate or would operate after giving effect to the Internal Reorganization and the Spin-Off; (v) the occurrence, escalation, outbreak or worsening of any hostilities, war, sabotage, police action, acts of terrorism, cyberattacks, cyberterrorism, acts of war, sabotage or terrorism or major hostilities or natural or man-made disasters or other force majeure events, military conflicts, political instability or other regional, national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether or not pursuant to the declaration of an emergency or war and whether or not involving the United States; (vi) any pandemic, epidemic, plague or other outbreak of illness or public health event, or any public health, quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar law, requirement, directive or mandate promulgated by any Governmental Authority; (vii) the announcement, pendency or consummation of the transactions contemplated by this Agreement and the other Transaction Documents or the identities of the Investors); (viii) (A) any changes in the pricing of, demand for or market reception of the securities issued in the Spin-Off or in the market price or trading volume of any securities of the Company following the Spin-Off, (B) any (1) delay in or postponement of the Internal Reorganization or the Spin-Off or (2) decision by the Parent or the Company not to proceed with the Internal Reorganization or the Spin-Off, (C) any changes in any credit ratings of the Parent, the Company or any of their respective Subsidiaries, (D) any changes in any analyst recommendations, estimates or ratings relating to the Parent, the Company or any of their respective Subsidiaries or (E) the failure of the Parent and its Subsidiaries or the Company and its Subsidiaries to meet any internal or published projections, estimates or forecasts of revenues, earnings or other financial metrics for any period, in the case of each of clauses (A) – (E), in and of itself (provided that the underlying causes of the foregoing clauses (A) – (E) may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not otherwise excluded by this definition); (ix) any action taken or omitted to be taken by the Parent, the Company or any of their respective Subsidiaries that is (A) expressly permitted or required to be taken (or not taken) or expressly contemplated by this Agreement or the other Transaction Documents (in each case, as amended, supplemented or changed in accordance with their terms from time to time), (B) taken (or not taken) at the written request or with the written consent of GC on behalf of the Investors that is not required to be taken by the express terms of this Agreement or the Transaction Documents or (C) required to be taken (or not taken) by Applicable Law; provided, further, that, with respect to clauses (i) through (vi) above, such Effects may be taken into account in determining whether a “Material Adverse Effect” has occurred or would reasonably be expected to occur with respect to the Company or its Subsidiaries, but only to the extent of the incremental disproportionate impact of such Effects on the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, taken as a whole, assuming consummation of the Internal Reorganization and the Spin-Off, relative to other participants in the industry or industries and geographies in which the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, would operate after giving effect to the Internal Reorganization and the Spin-Off.

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“Material Contract” means each material, written and binding contract, agreement, lease, license or other binding written instrument with the two largest Cloud and Power Infrastructure Business customers (measured by sales for Parent’s most recently completed fiscal year), to which Parent, the Company or any of their respective Subsidiaries is party, in each case, solely to the extent relating to the Cloud and Power Infrastructure Business.

“No-Spin Redemption” means the redemption of the Convertible Preferred Stock pursuant to Section 7.3(a) of the Certificate of Designations.

“Permitted Loan” means any bona fide loan, advance or other financing arrangement secured by a pledge, hypothecation or other security interest in shares of Convertible Preferred Stock or Conversion Shares, including any foreclosure or transfer in lieu of foreclosure, in each case, solely as permitted pursuant to Section 5.06(a)(iii).

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Proposed Acquisition” means the proposed acquisition of shares of common stock of EPC Power Corp by the Parent or an Affiliate of the Parent pursuant to the Silver SPA.

“Purchase Price” means $10,000.00 per share of Convertible Preferred Stock.

“Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into by and among the Parent, the Company and the Investors on the Closing Date, in substantially the form attached hereto as Exhibit B.

“Regulatory Laws” means, collectively, any Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger or acquisition or restraint of trade or that affect foreign investment, outbound investment, foreign exchange, national security or national interest of any jurisdiction.

“Representatives” means, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, and other representatives.

“Required Regulatory Approvals” has the meaning set forth in Section 5.08(a).

“Restraints” has the meaning set forth in Section 6.01.

“ROFO Notice” has the meaning set forth in Section 5.06.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Silver SPA” means that certain Stock Purchase Agreement, dated as of September 3, 2026, by and among ACS Acquisitions, Inc., EPC Power Corp. and Charge Parent LLC, as may be amended, supplemented or modified from time to time, in each case, only to the extent that such amendment, supplement or modification is not materially adverse to the interests of the Investors.

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“Spin-Off” means the consummation of the separation of the Cloud and Power Infrastructure Business from Parent’s other businesses following the Internal Reorganization, the Distribution and the creation, as a result of the separation and distribution, of the Company as an independent publicly traded company holding the entities, assets and liabilities associated with the Cloud and Power Infrastructure Business, as described in the Form 10.

“Spin-Off Transaction Documents” means the Amended and Restated Certificate of Formation, Amended and Restated Bylaws, the Separation Agreement, the Tax Matters Agreement, the Employee Matters Agreement, the Cross-Supply Agreements, the Site Services Agreement, the Stockholder’s and Registration Rights Agreement, the Transition Services Agreement and the Intellectual Property Matters Agreement, in each case as set forth in the Form 10 (as may be amended or supplemented from time to time in accordance with Section 5.03).

“Standstill Period” has the meaning set forth in Section 5.12.

“Subsidiaries” means, collectively, the “Subsidiaries” of the Company from time to time, as such term is defined in the Certificate of Designations.

“Tax” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees, and customs duties, tariffs and similar charges, together with any interest, penalties, and additions to tax imposed by any Governmental Authority.

“Tax Return” means returns, reports, claims for refund, declarations of estimated Taxes and information returns or statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any Taxing Authority, including affiliated, consolidated, combined and unitary Tax Returns.

“Taxing Authority” means any Governmental Authority or any subdivision, agency, commission or entity thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the IRS).

“Transaction Documents” means this Agreement, the Certificate of Designations, the Registration Rights Agreement and all other documents, certificates or agreements executed in connection with the transactions contemplated by this Agreement, the Certificate of Designations and the Registration Rights Agreement.

“Transactions” means the transactions expressly contemplated by this Agreement and the other Transaction Documents, including the issuance of the Purchased Shares to the Investor and the issuance of Underlying Shares upon conversion thereof; provided that, for the avoidance of doubt, the term “Transactions” shall not include the Spin-Off.

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ARTICLE 2

PURCHASE AND SALE

Section 2.01. Purchase and Sale. On the terms of this Agreement and subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the party entitled to the benefit thereof) of the conditions set forth in Article 6, each Investor, severally and not jointly, agrees to purchase and acquire from the Company, and the Company agrees to issue, sell and deliver to each Investor, the Purchased Shares set forth opposite such Investor’s name on Schedule A hereto for such portion of the Aggregate Purchase Price specified opposite such Investor’s name on Schedule A hereto.

Section 2.02. Closing.

(a) On the terms of this Agreement and subject to the satisfaction or, to the extent permitted by applicable Laws, waiver in accordance with Section 8.02 of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or valid waiver of those conditions at such time), the closing of the Placement (the “Closing”) shall occur electronically as soon as practicable on a date selected by the Company upon written notice to the Investors at least five (5) Business Days prior to such date (and in any event within two (2) Business Days after the later of (i) the satisfaction or valid waiver of those conditions and (ii) the expiration of the five (5) Business Day notice period required by Section 2.02(b), or on such later date as the Company and the Investors may mutually agree in writing). No Investor shall be required to fund before the date specified in the Funding Notice applicable to it or before expiration of that notice period unless such Investor expressly agrees otherwise in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. Notwithstanding anything to the contrary in this Agreement, in no event shall the Company be obligated to consummate the Closing unless the entirety of the Aggregate Purchase Price shall be funded at the Closing, including following the allocation of any Default Shares in accordance with Section 2.04.

(b) The Company shall provide each Investor with a funding notice (the “Funding Notice”) no less than five (5) Business Days prior to the anticipated Closing Date. The Funding Notice shall set forth (i) the anticipated Closing Date and (ii) the wire transfer instructions for delivery of each Investor’s portion of the Aggregate Purchase Price.

(c) At the Closing:

(i) the Company shall deliver to each Investor the Purchased Shares specified opposite such Investor’s name on Schedule A hereto in book-entry form maintained by the Company’s transfer agent; and

(ii) each Investor shall pay the portion of the Aggregate Purchase Price for its Purchased Shares specified opposite such Investor’s name on Schedule A hereto by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in the Funding Notice.

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Section 2.03. Use of Proceeds. The proceeds from the sale of the Purchased Shares shall be used by the Company (i) to fund a portion of the purchase price in connection with the Proposed Acquisition or (ii) to repay any equity bridge financing or other intermediate financings incurred by the Company in connection with the Proposed Acquisition. Any remaining proceeds from the sale of the Purchased Shares shall be used for other general corporate purposes, including payments of cash dividends payable on the Convertible Preferred Stock pursuant to the Certificate of Designations.

Section 2.04. Defaulting Investors. If any Investor fails to purchase at the Closing (or provides written notice to the Company of its intent not to purchase) its portion of the Purchased Shares in accordance with the terms of this Agreement (the Purchased Shares not timely purchased, the “Default Shares” and such defaulting Investor, the “Defaulting Investor”), then the Company shall promptly deliver a notice to the non-defaulting Investors (such non-defaulting Investors, the “Non-Defaulting Investors”), which notice shall include the number of Default Shares and the aggregate purchase price payable therefor (which shall be the portion of the Aggregate Purchase Price specified opposite the Defaulting Investor’s name on Schedule A hereto). The Non-Defaulting Investors shall have the right, in their respective sole discretion, to purchase and acquire from the Company at the Closing such Default Shares for the aggregate purchase price specified in the notice provided by the Company to the Non-Defaulting Investors; provided that, to the extent more than one Non-Defaulting Investor exercises its right to purchase the Default Shares, each such exercising Non-Defaulting Investors shall each be entitled to purchase and acquire its respective pro rata portion of the Default Shares. Nothing in this Section 2.04 shall obligate or require any Non-Defaulting Investor to exercise its right to acquire any Default Shares or to fund any additional portion of the Aggregate Purchase Price with respect to the Default Shares and nothing in this Section 2.04 shall obligate the Company to consummate the Closing if any Default Shares remain outstanding and are not agreed to be acquired by a Non-Defaulting Investor following the process set forth in this Section 2.04.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT

The Company, and where expressly provided, Parent, represent and warrant to each Investor, as of the date hereof and as of the Closing Date (except to the extent made only as of a specified date, in which case such representation and warranty is made only as of such date):

Section 3.01. Description of Capital Stock; Valid Issuance. The Company and the Parent hereby represent and warrant as follows:

(a) As of the date of this Agreement, the authorized capital stock of the Company consists of 10,000,000 authorized shares of Common Stock, of which 5,000 shares are issued or outstanding, all of which are held beneficially and of record by Parent, and 1,000,000 authorized shares of preferred stock, of which no shares are issued or outstanding.

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(b) The Convertible Preferred Stock and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock will be, when issued, duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable federal and state securities Laws, and such shares will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all liens, except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws, and transfer restrictions expressly set forth in the Transaction Documents (including Section 5.06 hereof). The Convertible Preferred Stock, when issued, and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Company Organizational Documents, as amended by the Certificate of Designations, to the fullest extent permitted by applicable Law. The maximum number of Underlying Shares initially issuable upon conversion of the Convertible Preferred Stock has been duly reserved for such issuance.

(c) As of the Closing, the Company shall not have any equity securities that are Parity Securities (as defined in the Certificate of Designations) or Senior Securities (as defined in the Certificate of Designations).

Section 3.02. Authority; Noncontravention. The Company and the Parent hereby represent and warrant as follows:

(a) The execution, delivery and performance by each of Parent and the Company of each of the Transaction Documents has been duly authorized by Parent and the Company, as the case may be. The Board has duly authorized and reserved (x) the Purchased Shares to be issued in accordance with the terms and conditions of this Agreement and (y) the shares of Common Stock to be issued upon any conversion of the Purchased Shares into Common Stock. Each Transaction Document, assuming due authorization, execution and delivery by the Investor (to the extent such Person is a party thereto), shall constitute a legal, valid and binding obligation of Parent and the Company (to the extent such Person is a party thereto), enforceable against Parent or the Company (as the case may be) in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) Neither the execution and delivery of this Agreement or the other Transaction Documents by Parent or the Company, nor the consummation by Parent or the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of such Person’s organizational documents, including, in the case of the Company, the Company Organizational Documents, or (ii) (x) violate any Law or Judgment applicable to Parent or the Company or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement (each, a “Contract”) to which Parent or the Company, as applicable, is a party or accelerate the Company’s obligations under any such Contract, except in the case of clause (ii), as would not reasonably be expected to have a Material Adverse Effect.

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Section 3.03. Governmental Approvals. The Company and the Parent hereby represent and warrant that, except for (a) the filing of the Certificate of Designations with the Secretary of State of the State of Texas, (b) filings required under, and compliance with other applicable requirements of, the Securities Act and the Exchange Act, and (c) compliance with any applicable state securities or “Blue Sky” laws, based on the information provided by the Investors and its Representatives to the Company and its Representatives, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement, the other Transaction Documents by Parent or the Company or the performance by Parent or the Company of its obligations hereunder and thereunder, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have a Material Adverse Effect.

Section 3.04. Sale of Securities. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 4.05, the sale and issuance of the Purchased Shares pursuant to this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act.

Section 3.05. Brokers and Other Advisors. The Company and the Parent hereby represent and warrant that, except for PJT Partners LP, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the Transactions based upon arrangements made by the Company.

Section 3.06. Organization; Good Standing. The Company and the Parent hereby represent and warrant that, each of Parent and the Company is duly organized and is validly existing as a corporation in good standing under the laws of its jurisdictional organization and has corporate power and authority to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement; and each of Parent and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction (to the extent such concept or functional equivalent is applicable in such jurisdiction) in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

Section 3.07. Form 10; Financial Statements.

(a) The Spin-Off and the Cloud and Power Infrastructure Business as described in the Form 10 have not changed in manner that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect from the same as described in the Form 10.

(b) The consolidated financial statements of the Company and its Subsidiaries included or incorporated by reference in the Filed SEC Documents, in each case, at the time each such Filed SEC Document was filed with the SEC, complied as to form in all material respects with applicable SEC requirements, were prepared in accordance with GAAP consistently applied, subject to, in the case of unaudited quarterly financial statements, normal year-end adjustments, and fairly present in all material respects the consolidated financial position, results of operations and cash flows of the Cloud and Power Infrastructure Business as of the dates and for the periods shown.

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Section 3.08. No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries nor the Cloud and Power Infrastructure Business has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto), except liabilities (i) reflected or reserved against in the most recent financial statements of the Company and its Subsidiaries included in the Filed SEC Documents, (ii) incurred after the date of such financial statements in the ordinary course of business (other than any such liabilities related to any breach of Contract, violation of Law or tort) or (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.09. Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Parent, the Company and each of their respective Subsidiaries has prepared (or caused to be prepared) and filed with the appropriate Taxing Authority all Tax Returns required to be filed by any of them to the extent relating to the Company or any of its Subsidiaries or to any Taxes for which the Company or any of its Subsidiaries is liable under any Spin-Off Transaction Document, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate; (b) all Taxes owed by the Company and each of its Subsidiaries, or for which the Company or any of its Subsidiaries is liable under any Spin-Off Transaction Document, that are due (whether or not shown on any Tax Return) have been paid except for Taxes that are being contested in good faith by appropriate proceedings and have been adequately reserved against in accordance with GAAP; and (c) no examination or audit of any Tax Return relating to any Taxes of the Company or any of its Subsidiaries, or with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries, by any Taxing Authority is currently in progress or threatened in writing.

Section 3.10. Material Contracts. The Company and the Parent hereby represent and warrant that, except as would not reasonably be expected to have a Material Adverse Effect, (a) all of the Material Contracts are in full force and effect, are valid and binding on Parent, the Company and their respective Subsidiaries to the extent such Person is a party thereto, and to the knowledge of the senior management of Parent and the Company (which, for purposes of this Agreement, shall mean the actual knowledge of Jim Ward, Antoine Marcos, and Chris Drummond, and references herein to the knowledge of senior management of Parent or the Company (or similar knowledge references) shall be construed accordingly), the other parties thereto, and are enforceable in accordance with their respective terms, subject in each case to the Bankruptcy and Equity Exception, (b) each of Parent, the Company and their respective Subsidiaries (as the case may be) has performed and continues to perform all obligations required to be performed by it pursuant to such Material Contracts, and (c) to the knowledge of the senior management of Parent and the Company, as of the date hereof, there are no existing written threats of default, breaches or violations of any of such Material Contracts by any other party thereto. The Company and the Parent hereby represent and warrant that, in connection with the Spin-Off, the Material Contracts have been or will be assigned or contributed (or the benefits and the burdens will otherwise be allocated) to the Company or one of its Subsidiaries to the extent relating to the Cloud and Power Infrastructure Business.

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Section 3.11. Sufficiency of Assets. The Company and the Parent hereby represent and warrant that, assuming consummation of the Internal Reorganization, the Proposed Acquisition and the Spin-Off, the assets, properties, rights and services to be held by or made available to the Company and its Subsidiaries immediately following the Spin-Off will be sufficient in all material respects for the Company and its Subsidiaries to conduct the Cloud and Power Infrastructure Business as set forth in the Form 10.

Section 3.12. Allocation of Liabilities. The Company and the Parent hereby represent and warrant that, the allocation of assets and liabilities between the Company and its Subsidiaries, on the one hand, and Parent and its other subsidiaries (excluding the Company and its Subsidiaries), on the other hand, in connection with the Spin-Off, is consistent in all material respects with the description thereof in the Form 10 and has been prepared in good faith.

Section 3.13. Legal Proceedings. Except as would not reasonably be expected to have a Material Adverse Effect, there is no pending or, to the Company’s knowledge, threatened legal or administrative proceeding, suit, audit, charge, claim, investigation, arbitration or action against the Company or any of its Subsidiaries nor the Cloud and Power Infrastructure Business, and there is no outstanding order, judgment, injunction, ruling, writ or decree imposed upon the Company or any of its Subsidiaries or the Cloud and Power Infrastructure Business by any Governmental Authority.

Section 3.14. Compliance with Laws; Permits.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries and the Cloud and Power Infrastructure Business are and have been in compliance with all applicable Laws and Judgments, and hold all Permits necessary to own, lease and operate their properties and conduct their businesses as presently conducted.

(b) To the knowledge of the Company’s senior management, the Company and its Subsidiaries and the Cloud and Power Infrastructure Business are in compliance in all material respects with all applicable economic sanctions and export-control Laws, and no transaction involving the Company or its Subsidiaries or the Cloud and Power Infrastructure Business would reasonably be expected to violate applicable sanctions Laws administered by the United States or any other Governmental Authority.

(c) To the knowledge of the Company’s senior management, neither the Company nor any of its Subsidiaries nor the Cloud and Power Infrastructure Business, nor any director, officer or employee acting on behalf of any of them, has violated applicable anti-corruption Laws or offered, paid, promised or authorized the payment of anything of value to obtain or retain business or an improper business advantage.

(d) No material action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries or the Cloud and Power Infrastructure Business with respect to applicable anti-money laundering Laws is pending or, to the knowledge of the Company’s senior management, threatened.

Section 3.15. Indebtedness. Neither the Company nor any of its Subsidiaries is party to, or subject to, any Contract, provision of its organizational documents or resolution of its Board that restricts, limits, prohibits or prevents the Company from paying dividends in a form and in the amounts contemplated by the Certificate of Designations.

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Section 3.16. Silver SPA. The Company and the Parent hereby represent and warrant that an Affiliate of Parent has entered into the Silver SPA, which Silver SPA has not been terminated and remains in full force and effect.

Section 3.17. Section 16 Matters. The Company acknowledges and agrees that, to the extent Section 16 of the Exchange Act is applicable to the Transactions and/or the conversion of the Purchased Shares into Conversion Shares, the Placement and the direct and indirect issuance (or deemed issuance) to the Investors and their respective Affiliates of the Purchased Shares and the Conversion Shares issuable upon the conversion of the Purchased Shares and any payment of dividends or Accumulated Stated Value (as defined in the Certificate of Designations) to the Investors in the form of capital stock of the Company have been approved by the Board for purposes of Rule 16b-3 under the Exchange Act (the “Section 16 Approval”).

Section 3.18. No Rights Agreement; Anti-Takeover Provisions. The Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

Section 3.19. No Other Investor Representations or Warranties. Except for the representations and warranties expressly set forth in Article 4 hereof, the Company hereby acknowledges that no Investor nor any of its Affiliates or Representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to such Investor.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

Each Investor represents and warrants to the Parent and the Company, severally in respect of itself only and not jointly, as of the date hereof and as of the Closing Date (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date):

Section 4.01. Organization; Standing. Such Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority necessary to enter into and perform its obligations under this Agreement.

Section 4.02. Authority; Noncontravention.

(a) Such Investor has all necessary power and authority to execute and deliver this Agreement and any of the other applicable Transaction Documents to which such Investor is a party and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by such Investor of this Agreement and any of the other applicable Transaction Documents to

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which such Investor is a party and the consummation by such Investor of the Transactions have been duly authorized and approved by all necessary action on the part of such Investor, and no further action, approval or authorization by any of its stockholders, partners, members or other equity owners, as the case may be, is necessary to authorize the execution, delivery and performance by such Investor of this Agreement and any of the other applicable Transaction Documents to which such Investor is a party and the consummation by such Investor of the Transactions. This Agreement has been duly executed and delivered by such Investor and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement or the other Transaction Documents by such Investor to which it is a party, nor the consummation of the Transactions by such Investor, nor the performance or compliance by such Investor with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the certificate of formation, operating agreement or other comparable charter or organizational documents of such Investor, or (ii) (x) violate any Law or Judgment applicable to such Investor, or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any Contract to which such Investor is a party or accelerate such Investor’s obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.03. Governmental Approvals. Except for filings required under, and compliance with other applicable requirements of the HSR Act and the Required Regulatory Approvals, based on the information provided to such Investor’s Representatives by the Company and its Representatives, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority that would be required to be obtained or made by or on behalf of such Investor is necessary for the execution and delivery of this Agreement and any of the other applicable Transaction Documents to which such Investor is a party by such Investor, the performance by such Investor of its obligations hereunder and thereunder and the consummation by such Investor of the Transactions, other than such other consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.04. Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection with the Transactions, based upon arrangements made by or on behalf of such Investor or any of its Affiliates, except for Persons, if any, whose fees and expenses will be paid solely by such Investor.

Section 4.05. Private Placement Matters. Such Investor acknowledges that the offer and sale of the Purchased Shares and the Underlying Shares have not been registered under the Securities Act or under any state or other applicable securities Laws. Such Investor (a) acknowledges that it is acquiring the Purchased Shares and any Underlying Shares pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any Person, (b) will not sell, transfer, or otherwise dispose of any Purchased Shares or Underlying Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (c) has such knowledge and experience in financial and business

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matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Shares and any Underlying Shares and of making an informed investment decision, (d) is an institutional “accredited investor” (as that term is defined by Rule 501 of Regulation D under the Securities Act), and (e) (1) has been furnished with or has had access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares and Underlying Shares, (2) has had an opportunity to discuss (including by asking questions) with the Company and the Parent and their Representatives the intended business and financial affairs of the Company and the Parent and to obtain information necessary to verify any information furnished to it or to which it had access and (3) can bear the economic risk of (i) an investment in the Purchased Shares and any Underlying Shares indefinitely and (ii) a total loss in respect of such investment. Such Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Purchased Shares and Underlying Shares and to protect its own interest in connection with such investment. Such Investor further acknowledges that each Purchased Share will initially constitute a “restricted security” under U.S. securities laws and will contain (and any Underlying Share issued upon conversion of a Purchased Share that is such a restricted security will contain) a legend to that effect in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

Notwithstanding the foregoing, the legend under this Section 4.05 shall be removed by the Company and the Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock may be Transferred without such legend if (i) such Convertible Preferred Stock or Common Stock is registered for resale by the Company pursuant to an effective registration statement filed under the Securities Act and resold pursuant to such registration statement, (ii) such Convertible Preferred Stock or Common Stock is eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice, or (iii) such Convertible Preferred Stock or Common Stock is sold pursuant to an exemption from registration and, in the case of this clause (iii), the Company receives an opinion of counsel reasonably satisfactory to the Company to the effect that the legend may be removed in accordance with applicable securities laws and any other documentation reasonably requested by the Company with respect to compliance with such exemption.

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Section 4.06. Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company and the Parent by such Investor and its Representatives, such Investor and its Representatives have received and may continue to receive from the Company and the Parent and their Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, in each case containing forward-looking information, regarding the Company, the Parent and its subsidiaries, and their respective businesses and operations. Such Investor hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans to the extent each of them contain forward-looking information, with which such Investor is familiar, that such Investor is making its own evaluation of the adequacy and accuracy of such forward-looking information so furnished to such Investor (including the reasonableness of the assumptions underlying such forward-looking information), and that, except for the representations and warranties expressly set forth in Article 3 hereof or in any other Transaction Document, and other than for Fraud, gross negligence and/or willful misconduct, such Investor will have no claim against the Company, the Parent or any of its subsidiaries, or any of their respective Representatives, with respect thereto.

Section 4.07. No Other Company Representations or Warranties. Except for the representations and warranties expressly set forth in Article 3 hereof, each Investor hereby acknowledges that neither the Company nor any of its Affiliates or Representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Company’s capital stock, the Company, the Parent or any of its subsidiaries, or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects. Such Investor hereby acknowledges (for itself and on behalf of its Affiliates and Representatives) that it has conducted, to its satisfaction, its own independent investigation of the business, operations, assets and financial condition of the Company and the Parent and its subsidiaries and, in making its determination to proceed with the transactions contemplated by this Agreement, such Investor has relied on the results of its own independent investigation.

ARTICLE 5

ADDITIONAL AGREEMENTS

Section 5.01. Further Action; Commercially Reasonable Efforts; Filings. On the terms and subject to the conditions of this Agreement, each party shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things reasonably necessary, proper or advisable under applicable Law to consummate the Transactions in accordance with the terms and conditions hereof and of the Transaction Documents to which it is a party, including (i) the obtaining of all necessary actions, waivers, registrations, permits, authorizations, orders, consents and approvals from Governmental Authorities, the expiry or early termination of any applicable waiting periods, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be reasonably necessary to obtain an approval or waiver from, or to avoid a legal action or proceeding by, any Governmental Authorities, (ii) the delivery of required notices to, and the obtaining of required consents or waivers from, any third parties necessary, proper or advisable to consummate the Transactions, and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement and the other Transaction Documents.

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Section 5.02. Public Disclosure. Prior to the issuance of any press release or other written public statement with respect to the Transaction or the Placement, Investors, Parent and the Company shall, and shall cause their respective Affiliates to, consult with each other party, give each other party the reasonable opportunity to review and comment upon (which comments the applicable party shall make absent a reasonable basis for objection), and consider each other party’s comments in good faith, except as such release or written statement that the applicable party determines, after consultation with outside legal counsel, is required or deemed advisable by applicable Law, Judgment, court or regulatory process or the rules and regulations of any national securities exchange or national securities quotation system and consulting with the other parties is prohibited by applicable Law. For the avoidance of doubt, nothing in this Section 5.02 or Section 5.04 shall prevent any party from making disclosures relating to the Transactions, the Placement or the Spin-Off in any filing with the SEC or any other Governmental Authority, in each case, as required by applicable Law. Notwithstanding the foregoing, (a) this Section 5.02 shall not prohibit any disclosure of information concerning this Agreement in connection with any bona fide dispute between the parties hereto regarding this Agreement, (b) the Investors and their respective Affiliates may, without consulting the Company, provide ordinary course communications regarding this Agreement and the transactions contemplated hereby in connection with financial reporting and fundraising activities to existing or prospective general and limited partners, equity holders, members, managers, investors and co-investors of such Persons and their respective Affiliates, in each case subject to customary confidentiality obligations and provided that each Investor shall be responsible for any breach of such confidentiality obligations by its existing or prospective general and limited partners, equity holders, members, managers, investors and co-investors, (c) this Section 5.02 shall not apply to (i) any press release or other written public statement that does not contain any information relating to the Transactions or the Placement that has not been previously announced or made public in accordance with the terms of this Agreement and that is made in the ordinary course of business, or (ii) any disclosures by the Company relating to the Internal Reorganization or the Spin-Off and (d) notwithstanding the foregoing, nothing in this Section 5.02 shall restrict or limit any Investor that is an insurance company or a subsidiary or Affiliate of an insurance company from providing information regarding this Agreement and the transactions contemplated hereby to insurance regulators, rating agencies, auditors, actuaries, advisors or other Persons in connection with such Investor’s or its Affiliates’ customary regulatory, insurance, financial reporting or internal compliance obligations; provided, that such Investor shall use commercially reasonable efforts to provide advance notice of such disclosure to the other parties.

Section 5.03. Spin-Off. If the Company determines to proceed with and consummate the Spin-Off, the Spin-Off shall be on materially the same terms as described in any Form 10 that is ultimately declared effective by the SEC; provided that there shall not be any change to the Spin-Off or the Cloud and Power Infrastructure Business that would materially impair the ability of Company to conduct the Cloud and Power business in a manner materially consistent with the terms as described in the Form 10 as filed with the SEC as of the date hereof.

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Section 5.04. Confidentiality.

(a) Confidential Information. “Confidential Information” means all information, in any form (including written or oral) and whether or not marked as confidential, that the Parent and its Subsidiaries’, or the Company or any of its Subsidiaries or their respective Representatives have furnished or furnish to an Investor or its representatives, whether before, on, or after the date of this Agreement, in connection with this Agreement, the transactions contemplated hereby (including the Placement), or such Investor’s investment in the Company, and includes business plans, financial information, projections, customer and supplier information, trade secrets, technology, intellectual property, the terms of the Transaction Documents, information received under any information or as a consequent of GC Partner’s Board nomination right set forth in Section 5.10 of this Agreement, and all notes, analyses, and other materials prepared by or for such Investor that contain or reflect any of the foregoing. Confidential Information does not include information that (i) is or becomes generally available to the public other than through a breach of this Section 5.04 by such Investor or its Representatives, (ii) was lawfully in the possession of such Investor on a non-confidential basis before its disclosure by the Parent, the Company or their respective Subsidiaries or Representatives, (iii) becomes available to such Investor on a non-confidential basis from a third party not known by such Investor to be bound by a confidentiality obligation to the Company, or (iv) is independently developed by such Investor without use of or reference to the Confidential Information.

(b) Obligations; Permitted Disclosures. Each Investor will hold all Confidential Information in strict confidence, using at the same level of care for which it holds its own confidential information. Each Investor will use Confidential Information solely to evaluate, consummate, and monitor its investment in the Company and to exercise its rights under the Transaction Documents (the “Permitted Purpose”), and not for any other purpose. An Investor may disclose Confidential Information only to its Affiliates and its and their respective Representatives who need to know it for the Permitted Purpose and who are bound by written or professional confidentiality obligations. Each Investor will be liable for any breach of this Section 5.04 by any such person to whom it discloses Confidential Information. If an Investor or any such person is required by applicable Law to disclose any Confidential Information, such Investor will, to the extent not legally prohibited and at the sole cost of the Parent or the Company, as applicable, give the Parent and the Company prompt written notice so that the Parent or Company, as applicable, may seek a protective order or other remedy, and will disclose only that portion of the Confidential Information that is legally required to be disclosed and request that such information be kept confidential.

(c) Return or Destruction; Remedies. If this Agreement is terminated, each Investor will promptly return or destroy, at each Investor’s sole election, all Confidential Information in its possession or in the possession of any person to whom it has disclosed Confidential Information and, upon request, confirm that it has done so in writing (email being sufficient). Each Investor may retain copies to the extent required by applicable Law or bona fide internal retention policies, or any copies which cannot be reasonably expunged from its electronic archival systems, and any retained copies will remain subject to this Section 5.04. Each Investor acknowledges that any breach of this Section 5.04 would cause the Company irreparable harm for which monetary damages would be inadequate. The Company will be entitled to injunctive relief and specific performance, without proof of actual damages or the posting of any bond, in addition to any other remedy available at law or in equity. The Company may enforce this Section 5.04 directly against each Investor for any breach by such Investor or any person to whom it has disclosed Confidential Information.

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(d) Term; Several Obligations. The obligations under this Section 5.04 will survive the Closing or any termination of this Agreement and will continue until the later of (i) eighteen (18) months after the later of (A) such termination and (B) the Closing, and (ii) in the case of GC or any of its Affiliates, the date on which such the GC Partner ceases to have the Board nomination right set forth in Section 5.10 of this Agreement. Obligations with respect to trade secrets will continue for so long as such information remains a trade secret under applicable law.

(e) Permitted Regulatory Disclosures. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.04 shall restrict or limit any Investor that is an insurance company or a subsidiary or Affiliate of an insurance company, and its Affiliates and their respective Representatives, from providing Confidential Information to insurance regulators, Governmental Authorities or self-regulatory organizations having jurisdiction over such Investor or its Affiliates, the National Association of Insurance Commissioners, rating agencies, auditors, actuaries, advisors and other Persons in connection with such Investor’s or its Affiliates’ customary regulatory, insurance, financial reporting or internal compliance obligations; provided, that such Investor shall use commercially reasonable efforts to provide advance notice of such disclosure to the other parties.

Section 5.05. Tax Matters.

(a) The Company shall pay any and all documentary, stamp and similar issuance or transfer Taxes due on (x) the issuance of the Purchased Shares and (y) the issuance of any Underlying Shares upon the conversion of the Purchased Shares. However, in the case of the issuance of any Underlying Shares, the Company shall not be required to pay any Tax that may be payable in respect of any transfer involved in the issuance and delivery of Underlying Shares to a beneficial owner other than the beneficial owner of the Purchased Shares being converted immediately prior to such conversion, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid.

(b) Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Company and each Investor agree to treat the Convertible Preferred Stock as “common stock” and not “preferred stock” within the meaning of Section 305 of the Code, and applicable Treasury Regulations promulgated thereunder. Absent a change in Tax Law, or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Company shall treat any adjustment to the conversion rate pursuant to Section 8.7(a), Section 8.7(b), Section 8.7(c) or Section 8.7(d) of the Certificate of Designations as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment. Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Company and each Investor agree to treat any Corporation Redemption (as defined in the Certificate of Designations) as a redemption to which Section 302(a) of the Code applies for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment.

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(c) Notwithstanding anything herein to the contrary, but subject to Section 5.05(b), the Company and its paying agent shall be entitled to deduct and withhold Taxes on any payment or distribution (or deemed distributions) made with respect to the Convertible Preferred Stock or the Underlying Shares or other securities issued upon conversion of the Convertible Preferred Stock, in each case, to the extent required by applicable Law. To the extent that any amounts are so deducted or withheld as described in this Section 5.05(c), such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 5.06. Transfer and Hedging Restrictions .

(a) Each Investor hereby agrees that, except as expressly permitted by Section 5.06(b):

(i) during the period beginning on the Closing Date and ending on (A) in the case of the Convertible Preferred Stock, the date that is the earlier of (x) twelve (12) months after the date of the Distribution and (y) March 31, 2028, and (B) in the case of shares of Common Stock issued upon conversion of the Convertible Preferred Stock (the “Conversion Shares”), twelve (12) months after the date of the Distribution, such Investor will not, without the prior written consent of the Company, transfer, sell, or otherwise dispose of any shares of Convertible Preferred Stock or Conversion Shares, as applicable; provided, that, notwithstanding anything to the contrary in this Section 5.06(a)(i), no restriction under this Section 5.06 shall apply to the transfer, sale or other disposition of any shares of Common Stock issued as payment of dividends on the Convertible Preferred Stock in accordance with the Certificate of Designation;

(ii) during the period beginning on the Closing Date and ending on the date that is twelve (12) months after the date of the Distribution, such Investor will not, without the prior written consent of the Company, (A) enter into any swap or other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Convertible Preferred Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (B) make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of, or the purpose of which is to offset the loss that results from a decline in the market price of, any Convertible Preferred Stock (the activities in the foregoing clauses (A) and (B), the “Hedging Activities”);

(iii) during the period beginning on the Closing Date and ending on the date that is twenty-four (24) months after the date of the Distribution, such Investor will not, without the prior written consent of the Company, pledge, hypothecate, grant a security interest in, or enter into any margin loan or other financing arrangement secured by or otherwise relating to any Convertible Preferred Stock;

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(iv) during the period beginning on the scheduled open of trading on the thirtieth (30th) consecutive Trading Day (as defined in the Certificate of Designations) prior to the third (3rd) anniversary of the date of the Distribution, and ending on the scheduled close of trading on the last Trading Day prior to the third (3rd) anniversary of the date of the Distribution (the “Conversion Price Reset Date”), such Investor will not, without the prior written consent of the Company, engage in any Hedging Activities;

(v) notwithstanding anything to the contrary in this Agreement, each initial holder of the Convertible Preferred Stock will not, without the prior written consent of the Company, transfer, sell or otherwise dispose of any shares of Convertible Preferred Stock or Conversion Shares to any: (1) activist fund on the most recently published “SharkWatch50” list as of the date of such proposed transfer; or (2) Persons set forth on Schedule 5.06, as such list may be updated from time to time by the Board of Directors of the Company in its good faith reasonable determination and delivered to the Investors solely to add bona fide competitors of the Company or to remove one or more Persons from such list (any Person listed under subclause (1) or subclause (2), a “Prohibited Transferee”); provided that the restriction under this clause (v) shall not apply to any transfer, sale or other disposition of Conversion Shares through a broker, dealer or market maker in an open market transaction on a national securities exchange or other trading platform in which the transferring holder does not know, and has no reason to know, the identity of the ultimate purchaser, and

(vi) during the period beginning on the Closing Date and ending on the fourth (4th) anniversary of the Closing Date, each initial holder of the Convertible Preferred Stock will not, without the prior written consent of the Company, (A) transfer, sell, or otherwise dispose of any shares of Convertible Preferred Stock, directly or indirectly, in a single transaction or series of related transactions, unless the aggregate value of the Convertible Preferred Stock proposed to be sold is equal to or more than the lesser of $40,000,000 or the aggregate value of all shares of Convertible Preferred Stock then-held by such holder, or (B) transfer, sell, or otherwise dispose of any shares of Convertible Preferred Stock without first providing the Company with written notice (a “ROFO Notice”) at least five (5) days prior to such proposed transfer, which ROFO Notice shall include the number of shares of Convertible Preferred Stock to be sold (the “Offered Shares”) and the identity of the proposed purchaser to the extent known. The Company shall have the right, but not the obligation, to make an offer to such Investor to purchase all (but not less than all) Offered Shares at the price, and on the other terms, set forth in a written notice from the Company delivered to such Investor (an “Company Offer Notice”) prior to the expiration of the five-Business-Day period following receipt of such ROFO Notice; provided that the Company Offer Notice shall not include any financing conditions. If such Investor accepts the offer contained in the Company Offer Notice, the closing of the purchase of the Offered Shares by the Company shall take place as promptly as practicable following such date, and in any event within two (2) Business Days following such Investor’s written acceptance of the offer contained in the Company Offer Notice. If the Company does not deliver a Company Offer Notice within the period provided above, the Company Offer Notice includes any financing conditions, such Investor does not accept the offer contained in the Company Offer Notice, or the Company fails to consummate the purchase of the Offered Shares within the period provided above, such Investor may proceed to transfer, sell or otherwise dispose of the shares set forth in the ROFO Notice to any Person for so long as such Person is

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not a Prohibited Transferee; provided that such transferring Investor shall provide the Company the identity of the purchaser prior to any transfer under this Section 5.06(a)(vi); provided, further, that if the purchaser is not an Investor or an Affiliate thereof, no transfer of Convertible Preferred Stock shall be permitted under this Section 5.06(a)(vi) if after such transfer, such purchaser or group of affiliated Persons would beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) outstanding Convertible Preferred Stock convertible in to more than 2.0% of the outstanding voting securities of the Company (provided that the transferring Investor shall be entitled to rely conclusively, without any duty of inquiry or independent investigation, on a written representation of the purchaser as to the purchaser’s (and any such group’s) beneficial ownership of Convertible Preferred Stock).

(b) Notwithstanding anything to the contrary in Section 5.06(a), but subject to the conditions set forth below in this Section 5.06(b), each Investor may transfer shares of Convertible Preferred Stock or Conversion Shares at any time and without the prior written consent of the Company without complying with Section 5.06(a) in the circumstances described in clauses (i) through (iii) of this Section 5.06(b); provided that (1) in the case of any such transfer pursuant to clauses (i) or (ii) of this Section 5.06(b), (A) each donee, trustee, distributee, or transferee, as the case may be, shall agree in writing to be similarly bound and (B) any such transfer shall not involve a disposition for value, and (2) in the case of any such transfer pursuant to clauses (i) through (iii) of this Section 5.06(b), (A) any required public report or filing (including filings under Section 16(a) of the Exchange Act) shall disclose the nature of such transfer and, in the case of any such transfer pursuant to clauses (i) or (ii) of this Section 5.06(b), that the shares of Convertible Preferred Stock remain subject to the terms set forth in this Section 5.06, and (B) such Investor does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i) as a bona fide gift or gifts, including to charitable organizations;

(ii) to a nominee or custodian of any Person to whom a transfer would be permissible under clause (i) above; or

(iii) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board and made to all holders of shares of the Company’s capital stock involving a Change of Control (as defined below) (including negotiating and entering into an agreement providing for any such transaction); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, such Investor’s shares of Convertible Preferred Stock shall remain subject to this Section 5.06.

(c) Notwithstanding Section 5.06(a) and Section 5.06(b), each Investor party hereto may transfer shares of Convertible Preferred Stock or Conversion Shares at any time and without the prior written consent of the Company to any Affiliate of such Investor or to any other Investor party hereto or any Affiliate of any other Investor; provided that, in the case of any transfer pursuant to this Section 5.06(c), such shares of Convertible Preferred Stock or Conversion Shares, as applicable, shall remain subject to the applicable terms set forth in this Section 5.06(c) and each transferee shall first agree in writing to be bound by the terms of this Agreement prior to any such transfer.

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(d) For purposes of Section 5.06, “Change of Control” means the transfer to or acquisition by (whether by tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a Person or group of affiliated Persons, of the Company’s voting securities if, after such transfer or acquisition, such Person or group of affiliated Persons would beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) more than 50% of the outstanding voting securities of the Company; provided that the Spin-Off shall not constitute a Change of Control.

(e) Any attempted transfer in violation of this Section 5.06 shall be null and void ab initio.

(f) Each Investor agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the shares of Convertible Preferred Stock except in compliance with this Section 5.06.

(g) So long as a proposed transfer complies with this Section 5.06, the Company shall reasonably cooperate with the applicable Investor in connection with any transfer, including by providing reasonable and customary information, issuing transfer instructions and removing legends as appropriate.

(h) The restrictions set forth in this Section 5.06 shall terminate automatically upon the commencement by the Company or any “significant subsidiary” (as defined in Rule 405 under the Securities Act) of the Company of bankruptcy, insolvency or other similar proceedings.

(i) Notwithstanding anything to the contrary in this Section 5.06 or Section 8.03, (A) any merger, amalgamation, scheme or plan of arrangement, consolidation, sale of assets or similar business combination transaction in which an Investor or an Investor Holding Company is a constituent entity or otherwise a party and that results in a Person that is not an Affiliate of such Investor acquiring either (x) control of such Investor or such Investor Holding Company, whether by tender or exchange offer, share exchange or otherwise, or (y) at least a majority of the assets of such Investor and its Subsidiaries, taken as a whole, and (B) any transfer of equity, membership or other ownership interests in an Investor (including policyholder membership interests, if applicable), shall not be deemed a transfer, sale or other disposition of any Convertible Preferred Stock, Conversion Shares or other securities of the Company directly or indirectly owned by such Investor or any of its controlled Affiliates for purposes of this Section 5.01(i) and shall not require consent under Section 8.03; provided that a primary purpose of any such transaction is not to avoid the provisions of this Agreement and that Convertible Preferred Stock, Conversion Shares or other securities of the Company do constitute a material portion by value of the interest being acquired; provided, further, that, in the case of a transaction described in clause (A), any successor or surviving Person or Person acquiring assets in such transaction (and its ultimate parent company, if any), if other than such Investor or such Investor Holding Company, shall expressly assume in writing all obligations of such Investor under this Agreement, except that no such assumption shall be required solely as a result of a transfer of ownership interests in an Investor that remains bound by this Agreement. No assumption shall, of itself, release the applicable Investor from its obligations or liabilities hereunder. Except for the applicable transaction permitted by this Section 5.06(i), the securities of the Company shall remain subject to the otherwise applicable provisions of this Agreement. For purposes of this Section 5.06(i), “Investor Holding Company” means any Subsidiary of an Investor through which such Investor directly or indirectly holds all of its equity interests in all of its other Subsidiaries and that represents all or substantially all of the assets of such Investor and its Subsidiaries, taken as a whole.

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(j) Notwithstanding anything to the contrary in this Section 5.06 or Section 5.12, solely for purposes of those Sections, securities directly or indirectly owned or beneficially owned by an Investor or any of its Affiliates shall not include, and the restrictions in those Sections shall not apply to the ordinary-course acquisition, holding, voting, transfer or other disposition of, securities held in separately managed accounts, separate investment accounts or pooled investment vehicles sponsored, managed, advised or subadvised by such Investor or any of its Affiliates, in each case solely to the extent held in a fiduciary capacity for the benefit of unaffiliated third parties; provided that such securities were acquired in the ordinary course of such Investor’s or such Affiliate’s investment advisory, asset management, retail brokerage, wealth management, insurance or annuities business and are not acquired or held with the intent or purpose of influencing control of the Company or avoiding the provisions of this Agreement. For the avoidance of doubt, the exemptions set forth in this Section 5.06(j) shall not apply to any Investor’s investment under this Agreement, including with respect to any Purchased Shares, Underlying Shares or other securities issued in respect thereof held by or on behalf of such Investor, or permit an otherwise prohibited transfer of any such securities to an account or vehicle described above. Section 5.06(j) and the corresponding exceptions in Section 5.12 apply only to the contractual restrictions expressly addressed therein and do not modify beneficial ownership, attribution or reporting requirements under applicable Law, waive any required regulatory approval or alter any ownership, voting or conversion limitation in the Certificate of Designations.

Section 5.07. Conversion Shares. The Company will reserve and keep available at all times, free of preemptive or similar rights, shares of Common Stock as required pursuant to the Certificate of Designations.

Section 5.08. Other Approvals.

(a) Subject to the terms and conditions of this Agreement, including the terms of this Section 5.08, to the extent required under the HSR Act and any other applicable Regulatory Laws set forth on Schedule 5.08 (collectively, the “Required Regulatory Approvals”) in connection with the Transactions, including with respect to the Investors’ receipt of Compounded Dividends (as defined in the Certificate of Designations), each of the Company and each Investor shall cooperate with each other and use (and shall cause its subsidiaries to use) its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to obtain or submit, as the case may be, as promptly as practicable after notice by any Investor to the Company that any such Required Regulatory Approvals may be required, all Required Regulatory Approvals. In furtherance of the foregoing, each of the parties hereto shall cooperate with each other to evaluate and identify any filings, consents, clearances or approvals required in connection with the Transactions under or in connection with any Regulatory Law. Upon notice by any Investor to the Company that any such restrictions may be necessary to avoid violation of Regulatory Law, the Company and such Investor agree to cooperate to issue Compounded Dividends identified in such notice in a form without voting rights or conversion rights into Common Stock, which restrictions would be removed upon obtaining any such Required Regulatory Approvals.

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(b) The Company and each Investor agree to make any required filings pursuant to the HSR Act and any other Required Regulatory Approvals with respect to the receipt of Compounded Dividends by such Investor as promptly as reasonably practicable following notice by such Investor that such Required Regulatory Approvals may be required, and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, and to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents that may be required pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, so as to enable such Investor to receive Compounded Dividends in a form free of restrictions on voting or conversion.

(c) Each of the Company and each Investor shall use its reasonable best efforts to (i) cooperate in all respects with the other party in connection with any filing or submission with a Governmental Authority in connection with any Required Regulatory Approvals and in connection with any investigation or other inquiry by or before a Governmental Authority relating to any Required Regulatory Approvals, including any proceeding initiated by a private person, (ii) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by the Company or such Investor, as the case may be, from or given by the Company or such Investor, as the case may be, to the Federal Trade Commission (“FTC”), the Department of Justice (“DOJ”) or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding any Required Regulatory Approvals, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other party with respect to information relating to such party and its respective subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or any Governmental Authority in connection with any Required Regulatory Approvals, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences. Any documents or other materials provided pursuant to this Section 5.08(c) may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material, and the parties may, as each deems advisable, reasonably designate any material provided under this Section 5.08(c) as “outside counsel only material.”

(d) Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.08 or elsewhere in this Agreement shall require the Company or any Investor to take any action with respect to any of its Affiliates or equity owners or their Affiliates or the Cloud and Power Infrastructure Business or, in the case of any Investor, its direct or indirect portfolio companies, including selling, divesting, conveying, holding separate, or otherwise limiting its freedom of action with respect to any assets, rights, products, licenses, businesses, operations, or interest therein, of any such Affiliates or equity owners or their Affiliates or, in the case of any Investor, any direct or indirect portfolio companies of investment funds advised or managed by one or more Affiliates or equity owners (or their Affiliates) of such Investor. The parties agree that all obligations of other parties related to regulatory approvals shall be governed exclusively by this Section 5.08

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Section 5.09. Parent Guaranty.

(a) To induce the Investors to enter into this Agreement, Parent, intending to be legally bound, hereby irrevocably, absolutely and unconditionally guarantees, as primary obligor and not merely a surety, full and punctual performance and payment by the Company of the No-Spin Redemption (the “Guaranteed Obligation”). Parent agrees that the obligations of Parent hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure or delay on the part of any Investor to assert any claim or demand or to enforce any right or remedy against Parent; (ii) any change in the time, place or manner of payment of any of the Guaranteed Obligation, or any waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Transaction Documents made in accordance with the terms thereof (other than with respect to the No-Spin Redemption); (iii) any change in the legal existence, structure or ownership of Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligation; (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligation; or (v) the adequacy of any means any Investor may have of obtaining payment related to the Guaranteed Obligation. To the fullest extent permitted by Law, with respect to the Guaranteed Obligation, Parent hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Investors. With respect to the Guaranteed Obligation, Parent waives promptness, diligence, notice of the acceptance of the Guaranteed Obligation, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Guaranteed Obligation incurred and all other notices of any kind (other than notices to Parent pursuant to the Transaction Documents), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect or any right to require the marshalling of assets of Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligation or otherwise interested in the transactions contemplated by the Transaction Documents. Parent acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Transaction Documents and that the waivers set forth in this Section 5.09(a) are knowingly made in contemplation of such benefits.

(b) Parent covenants that any ordinary shares of Parent issued by Parent in connection with the No-Spin Redemption (“Parent Shares”) shall be, when and if issued, duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens (other than restrictions imposed by the Securities Act and applicable foreign and state securities Laws). Parent shall cause the Parent Shares to be approved for listing on the securities exchange on which Parent’s ordinary shares are then listed, subject to official notice of issuance, prior to or concurrently with any issuance of Parent Shares to the Investors.

(c) In connection with any issuance of any Parent Shares, Parent shall, at or prior to such issuance, enter into a customary registration rights agreement with the Investors, providing for customary shelf and piggyback registration rights with respect to such Parent Shares, together with related registration procedures, indemnification, contribution, expense allocation and assignment provisions, in each case consistent in all material respects with the corresponding provisions of the Registration Rights Agreement as in effect on the Closing Date. In furtherance of the foregoing, and not in limitation thereof, Parent covenants that, in connection with any issuance of Parent Shares to the Investors, Parent shall (i) use its reasonable best efforts to file with the SEC, as promptly as practicable, a registration

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statement on an appropriate form under the Securities Act providing for the resale of such Parent Shares by the Investors, (ii) use its reasonable best efforts to cause such registration statement to be declared effective as promptly as practicable, and (iii) use its reasonable best efforts to keep such registration statement continuously effective until the date on which all Parent Shares covered thereby have been sold. Parent shall bear all expenses incurred in connection with any such registration (other than legal expenses, underwriting discounts and commissions and transfer taxes, if any).

(d) For the avoidance of doubt, upon the consummation of the Spin-Off on or prior to December 31, 2027, Parent’s obligations under this Section 5.09 shall terminate and this Section 5.09 shall be of no further force or effect upon the consummation of the Spin-Off at any time prior to or on December 31, 2027.

Section 5.10. Board Rights.

(a) If the Company determines to consummate the Spin-Off, following the consummation of the Spin-Off, GC Creation Fund III, L.P., a Delaware limited partnership (“GC Parent”), shall have the ongoing right to nominate, subject to applicable Law, one (1) director to the Board at each meeting of the shareholders of the Company (or action by written consent) at which directors are to be elected (the “GC Nominee”), for so long as GC and its Affiliates hold, beneficially and of record, at least fifty percent (50%) of the shares of Convertible Preferred Stock held by GC and its Affiliates, beneficially and of record, immediately following the Closing (as may be adjusted for stock splits, reverse stock splits, dividends, reclassifications or similar events).

(b) For so long as GC Parent is entitled to designate one or more individuals for election as directors pursuant to Section 5.06(a), in connection with each election of directors, the Company shall take all commercially reasonable actions to (i) cause the GC Nominee to be included in the slate of nominees recommended by the Board for election at the applicable annual or special meeting of shareholders at which directors are to be elected, (ii) recommend that the Company’s shareholders vote in favor of the election of the GC Nominee to serve as a member of the Board and (iii) solicit proxies in favor of the GC Nominee in a manner no less favorable than the manner in which the Company solicits proxies for its other nominees.

(c) The GC Nominee shall (i) satisfy all applicable requirements under applicable law and the rules of the Nasdaq, (ii) meet the director qualification criteria set forth in the Company’s Corporate Governance Guidelines generally applicable to all non-management directors, and (iii) be reasonably acceptable to the Nominating and Governance Committee. GC Parent shall cause the GC Nominee to provide the Company with such information as is reasonably requested of all director nominees, including a completed director and officer questionnaire on the Company’s form.

(d) For so long as GC Parent is entitled to the GC Nominee, subject to applicable Law, if at any time a vacancy is created on the Board by reason of the incapacity, death, resignation or removal the GC Nominee, GC Parent shall have the exclusive right to designate a director to fill such vacancy subject to such director meeting the requirements set forth in Section 5.10(c). Upon receipt of notice of the designation of a director pursuant to the foregoing sentence, the Board shall, as soon as practicable after the date of such notice, take action, including voting affirmatively at a meeting of the Board held for such purpose or by written consent, to cause such director designee to be elected as a director to fill such vacancy.

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(e) To the extent that GC Parent ceases to have the right to designate a GC Nominee to the Board, then GC Parent shall cause the GC Nominee to promptly deliver a written resignation with respect to their service as a member of the Board; provided, that, if GC Parent does not cause the GC Nominee to resign within five (5) days after written request from the Board, then the GC Nominee director shall be deemed automatically to have resigned with immediate effectiveness.

(f) Business Opportunities. In recognition that the Investors party hereto and their respective directors, officers, managers, direct or indirect equity holders and Affiliates (including portfolio companies, but excluding the Company and its Subsidiaries) (collectively, the “Investor Parties”), currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which an Investor Party may serve as an advisor, a manager, a director or in some other capacity, and in recognition that each Investor Party may have a myriad of duties to various investors and partners, and in anticipation that the Company on the one hand and the Investor Parties on the other hand may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Company hereunder and in recognition of the difficulties which may confront the Investor Parties in determining the full scope of their duties in any particular situation, the provisions of this Section 5.10(f) are set forth to regulate, define and guide the conduct of certain affairs of the Company as they may involve the Investor Parties. To the fullest extent permitted by applicable Law and notwithstanding any other provision of the Company Organization Documents, but subject to Section 5.10(f)(iv):

(i) each Investor Party will have the right: (1) to directly or indirectly engage in any business (including any business activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Company or any of its Subsidiaries) or invest, own or deal in equity or debt securities of any other Person so engaged in any business, (2) to directly or indirectly do business with any client or customer of the Company or any of its Subsidiaries, (3) to take any other action that any such Investor Party believes in good faith is necessary or appropriate to fulfill its obligations as described in the first sentence of this Section 5.10(f) and (4) not to present potential transactions, matters or business opportunities to the Company or any of its Subsidiaries, and to pursue, directly or indirectly, any such opportunity for itself, and to direct any such opportunity to another Person;

(ii) the Investor Parties will have no fiduciary or other duty (contractual or otherwise) to communicate or present any corporate opportunities to the Company or any of its Subsidiaries or to refrain from any actions permitted by this Section 5.10(f), and the Company, on its own behalf and on behalf of its Subsidiaries, hereby renounces, pursuant to Section 2.101(21) of the TBOC, any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, any business opportunity as specified in Section 5.10(f)(i), and waives any right to require the Investor Parties to act in a manner inconsistent with the provisions of this Section 5.10(f);

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(iii) no Investor Party shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty (contractual or otherwise) by reason of any activities or omissions of the types permitted by this Section 5.10(f) or by reason of its participation therein; and

(iv) notwithstanding the foregoing, this Section 5.10(f) shall not (x) apply to any business opportunity that is expressly offered to an Investor Party who is a director or officer of the Company solely in such person’s capacity as a director or officer of the Company, (y) permit any Investor Party to use or disclose any confidential information of the Corporation or any of its Subsidiaries other than in compliance with this Agreement and any other agreement by which such Investor Party is bound, or (z) limit or waive any obligation of any Investor Party under this Agreement or any other Transaction Agreement.

Section 5.11. Information Rights.

(a) For so long as any Investor holds any shares of Convertible Preferred Stock, the Company shall furnish or make available to such Investor the following:

(i) within one-hundred-twenty (120) days after the end of each fiscal year of the Company, the audited consolidated financial statements of the Company and its subsidiaries for such fiscal year prepared in accordance with U.S. GAAP, including a consolidated balance sheet, statement of income, statement of cash flows and statement of stockholders’ equity, together with the report of the Company’s independent registered public accounting firm thereon; and

(ii) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company, unaudited consolidated financial statements of the Company and its subsidiaries for such fiscal quarter prepared in accordance with GAAP, including a consolidated balance sheet, statement of income and statement of cash flows.

(b) Notwithstanding the foregoing, the Company’s obligations under this Section 5.11 shall be deemed satisfied with respect to any information required to be furnished pursuant to clauses (a)(i) and (a)(ii) above to the extent such information is publicly available through filings made by the Company with the SEC pursuant to the Exchange Act.

(c) Each Investor agrees that any non-public information received pursuant to this Section 5.11 shall be subject to the confidentiality provisions set forth in Section 5.04 of this Agreement in all respects.

(d) Parent and the Company acknowledge that any Investor may from time to time not wish to receive material non-public information with respect to Parent, the Company, their Affiliates or their securities (such information, the “MNPI Information”). Notwithstanding anything contained herein, neither Parent nor the Company shall provide MNPI Information to any Investor if, and for such time, as such Investor has expressly notified the Company in writing that such Investor does not want to receive such information (such notice, the “MNPI Notice”); provided that, any MNPI Information not furnished by the Company due to an MNPI Notice shall be promptly provided to such Investor upon its written request; provided, further, that nothing in this Section 5.11(d) shall apply to the GC Nominee then-serving on the Board.

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Section 5.12. Standstill. During the period beginning on the Closing Date and ending on the date that is (a) two (2) years after the Closing Date (in the case of GC and its Affiliates) and (b) one (1) year after the Closing Date in the case of any Investor other than GC and its Affiliates (the time periods referred to in the foregoing (a) and (b), the “Standstill Period”), each Investor, without the prior written consent of the Company, shall not, and shall cause its Affiliates not to, directly or indirectly, whether alone or in concert with any other Person:

(a) acquire or agree to acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any voting securities of the Company (other than (i) the Purchased Shares, the Underlying Shares and any shares of Common Stock issued as dividend on the Convertible Preferred Stock pursuant to the Certificate of Designation and (ii) as a result of any stock split, stock dividend or distribution, subdivision, reorganization, reclassification or similar capital transaction involving the securities of the Company), or any securities convertible into, exchangeable for or exercisable for any such voting securities, or any rights, options or warrants to purchase or otherwise acquire any such voting securities, or enter into any derivative, swap or other agreement, arrangement or understanding that has the purpose or effect of providing economic exposure to, or economic benefit based on, the ownership of any such additional voting securities;

(b) solicit proxies or consents or become a participant in any solicitation of proxies or consents with respect to any voting securities of the Company, or seek to advise, encourage or influence any Person with respect to the voting of any voting securities of the Company;

(c) seek to call, request the call of or call a special meeting of stockholders of the Company, or seek to make or make any stockholder proposal at any meeting of stockholders of the Company (including by written consent);

(d) make any public announcement or proposal with respect to any extraordinary transaction involving the Company or any of its securities, including any merger, tender offer, exchange offer, recapitalization, restructuring, reorganization, liquidation, dissolution, business combination or similar transaction;

(e) form, join or participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company (other than with such Investor’s stockholders, partners, members or managers) or with other Investors and their Permitted Transferees;

(f) seek election or appointment to, or representation on, the Board, or seek the removal of any member of the Board, except as expressly provided in Section 5.10 or in the Certificate of Designations; or

(g) take any action that would reasonably be expected to require the Company to make a public announcement regarding any of the foregoing.

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Notwithstanding the foregoing, nothing in this Section 5.12 shall prohibit (i) GC Parent from exercising its board nomination, removal and replacement rights under Section 5.10, (ii) an Investor from exercising conversion rights, transfer rights or any other rights or remedies under the Transaction Documents or (iii) any action expressly permitted by the Transaction Documents. Notwithstanding anything to the contrary in this Section 5.12, neither (i) the acquisition by any Investor or any of its Affiliates, whether by merger, amalgamation, scheme or plan of arrangement, consolidation or similar business combination transaction, purchase or exchange of securities or otherwise, of any Person (other than the Company), or any securities of such Person, that beneficially owns securities of the Company, solely to the extent such acquisition results in the indirect acquisition and continued holding of securities of the Company beneficially owned by such Person immediately prior to such acquisition, nor (ii) the acquisition and holding by any Investor or any of its Affiliates of securities of the Company in connection with securing or collecting a debt previously contracted in good faith in the ordinary course of such Investor’s or such Affiliate’s investment advisory, asset management, retail brokerage, wealth management, insurance or annuities business, shall constitute a violation of this Section 5.12; provided that any such transaction does not have a primary purpose of avoiding the provisions of this Agreement. The foregoing exceptions permit only the acquisitions and resulting holdings described herein and do not independently exempt subsequent actions otherwise prohibited by this Section 5.12. The provisions of Section 5.06(j) shall apply to this Section 5.12. This Section 5.12 shall terminate immediately upon the Company or any of its Affiliates entering into a definitive agreement for a Fundamental Change transaction.

Section 5.13. Protective Provisions. From and after the date of this Agreement (and in the case of Parent, solely until the consummation of the Spin-Off), and except for the Transactions and as reasonably necessary in connection with the Spin-Off (including the Internal Reorganization and the Distribution) or the Proposed Acquisition (in each case, subject to the consent rights set forth in the Certificate of Designation), Parent and the Company shall not, and shall cause the Company and the Company’s Subsidiaries not to, without the prior written consent of holders of a majority of the outstanding Purchased Shares, (a) issue, sell, repurchase, redeem or otherwise acquire any Parity Securities (as defined in the Certificate of Designations) or Senior Securities (as defined in the Certificate of Designations), (b) amend or otherwise modify the Company Organizational Documents, except as contemplated by the Form 10 (subject to Section 5.03) with respect to the Amended and Restated Certificate of Formation of the Company and the Amended and Restated Bylaws of the Company, in each case in a manner that adversely affects the Investors or (c) incur Consolidated Funded Indebtedness (as defined in the Certificate of Designations) (which, for the avoidance of doubt, shall take into account the issuance of all of the Purchased Shares at the Aggregate Purchase Price) that, after giving effect to such incurrence and the application of the proceeds thereof, would result in the Company and its Subsidiaries having Consolidated Funded Indebtedness in excess of $3,000,000,000.

Section 5.14. Nasdaq Listing of Shares; Anti-Delisting and Deregistration.

(a) Following the Spin-Off, the Company shall, as promptly as practicable and in any event within three (3) days thereof, apply to cause the aggregate number of Underlying Shares to be issued to each Investor pursuant to this Agreement and pursuant to the Certificate of Designations to be approved for listing on the Nasdaq to the extent required by Nasdaq. From time to time following the initial public offering of the Company or the Spin-Off, the Company shall cause the number of Underlying Shares or shares of Common Stock issued as dividends on the Convertible Preferred Stock in accordance with the Certificate of Designations to be approved for listing on the Nasdaq, subject to official notice of issuance.

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(b) Following the Spin-Off, while any shares of Convertible Preferred Stock or Conversion Shares remain outstanding, the Company shall not voluntarily deregister the Common Stock under the Exchange Act or voluntarily delist the Common Stock from Nasdaq or any other national securities exchange on which the Common Stock may be listed, other than in connection with a Fundamental Change pursuant to which the Company satisfies in full its obligations under the Certificate of Designations.

Section 5.15. Equity Rating. If, following the date hereof, the Company fails to receive equity credit rating from Moody’s Corporation under its then-current methodology for assignment equity credit to securities (an “Equity Rating”) for the Convertible Preferred Stock following the Spin-Off, the Investors and the Company shall cooperate in good faith to negotiate and amend, modify or supplement the terms of this Agreement and the Certificate of Designations, as applicable and as may be reasonably necessary to ensure that the Company receives an Equity Rating for the Convertible Preferred Stock prior to the Closing; provided, that no such amendment, modification or supplement shall, without the prior written consent of each Investor, alter, impair, limit, or otherwise adversely affect any economic, governance, redemption, transfer, or other protective right, preference of privilege of the Investors.

Section 5.16. Corporate Actions. At any time that any shares of Convertible Preferred Stock are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion requirements of all shares of the Convertible Preferred Stock then outstanding.

ARTICLE 6

CONDITIONS TO CLOSING

Section 6.01. Condition to the Obligations of the Company and the Investors. The respective obligations of the Company and the Investors to effect the Closing shall be subject to the satisfaction (or waiver, if permissible under applicable Law, by the Company and the holders of a majority of the allocation for such Purchased Shares) on or prior to the Closing Date of the following conditions:

(a) no applicable Judgment shall be enacted, promulgated, issued, entered, or threatened by any Governmental Authority and no applicable Law (collectively, “Restraints”) shall be in effect enjoining or otherwise prohibiting consummation of this Agreement;

(b) the waiting period (and any extensions thereof) applicable to the consummation of the Transactions under the HSR Act and Required Regulatory Approvals shall have been obtained and remain in full force and effect, as applicable, and all statutory waiting periods in respect thereof shall have expired or been terminated; and

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(c) the Proposed Acquisition shall have been consummated, or all of the closing conditions of the Proposed Acquisition as set forth in the Silver SPA shall have been met (or waived, if permissible under applicable Law) and the parties to the Silver SPA shall have confirmed their readiness and ability to proceed with the closing of the Proposed Acquisition.

Section 6.02. Conditions to the Obligations of the Company. The obligations of the Company to effect the Closing shall be further subject to the satisfaction (or waiver by the Company in accordance with Section 8.02, to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions with respect to such Investor:

(a) With respect to each Investor severally, and not jointly, the representations and warranties of such Investor set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except to the extent that the facts, events and circumstances that cause such representations and warranties to not be true and correct as of such dates would not impair, prevent or materially delay the Closing;

(b) with respect to each Investor severally, and not jointly, such Investor shall have complied with or performed in all material respects its obligations and covenants required to be complied with or performed by it pursuant to this Agreement at or prior to such Closing;

(c) each of the Investors shall have executed and delivered to the Company the Registration Rights Agreement; and

(d) each Investor shall have delivered to the Company a certificate duly and validly executed and signed on behalf of each such Investor by its authorized representative certifying that the conditions in Section 6.02(a) and Section 6.02(b) have been satisfied solely with respect to such Investor.

Section 6.03. Conditions to the Obligations of the Investors. The obligations of the Investors to effect the Closing with respect to itself shall be further subject to the satisfaction (or waiver by such Investor, solely with respect to itself, in accordance with Section 8.02, to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions:

(a) the representations and warranties of the Company and, where applicable, the Parent, (i) set forth in Section 3.01, Section 3.02(a), Section 3.02(b)(i), Section 3.04, Section 3.05, Section 3.06 (solely as Section 3.06 relates to being duly organized and validly existing) and Section 3.18 (collectively, the “Fundamental Representations”) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (ii) otherwise set forth in this Agreement shall be true and correct (without giving effect to any materiality or “Material Adverse Effect” qualifications set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, with respect to this subclause (ii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

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(b) since the date of this Agreement, there shall not have occurred any change, event, occurrence, development or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

(c) each of Parent and the Company shall have complied with or performed in all material respects its obligations and covenants required to be complied with or performed by it pursuant to this Agreement at or prior to the Closing;

(d) the Company shall have filed the Certificate of Designations with the Secretary of State of the State of Texas;

(e) the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the Placement;

(f) each of Parent and the Company shall have executed and delivered to the Investors the Registration Rights Agreement;

(g) the Company shall have delivered to the Investors a certificate duly and validly executed and signed on behalf of the Company by its authorized representative certifying that the conditions in Section 6.03(a), Section 6.03(b) and Section 6.03(c) have been satisfied; and

(h) the Company and its Subsidiaries shall (i) if the Closing Date is prior to the date of the Distribution, reasonably expect to have on such Distribution date (after giving effect to the issuance of the Convertible Preferred Stock) (A) cash and cash equivalents of at least $1,000,000,000 and (B) Consolidated Funded Indebtedness (as defined in the Certificate of Designations) (which, for the avoidance of doubt, shall not take into account the issuance of the Convertible Preferred Stock and shall not by its terms restrict the Company’s ability to perform its obligations under the Certificate of Designations, including the ability of the Company to pay dividends in accordance therewith or make any redemption or other liquidation payment required thereunder) of no more than $3,000,000,000 or (ii) if the Closing Date is on or after the date of the Distribution, have on such date of the Distribution (after giving effect to the issuance of the Convertible Preferred Stock) (A) cash and cash equivalents of at least $1,000,000,000 and (B) Consolidated Funded Indebtedness (which, for the avoidance of doubt, shall not take into account the issuance of the Convertible Preferred Stock and shall not by its terms restrict the Company’s ability to perform its obligations under the Certificate of Designations, including the ability of the Company to pay dividends in accordance therewith or make any redemption or other liquidation payment required thereunder) of no more than $3,000,000,000; provided, that if, at the Closing, any less than the entirety of the Aggregate Purchase Price is funded, the Company shall, in its sole and absolute discretion, be permitted to increase the amount of the Consolidated Funded Indebtedness to an amount in excess of $3,000,000,000 an equal to the difference between the Aggregate Purchase Price and the actual amount to be funded at Closing.

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ARTICLE 7

TERMINATION; SURVIVAL

Section 7.01. Termination. This Agreement may be terminated at any time prior to the Closing as follows:

(a) by the mutual written consent of the Company and each Investor;

(b) by either the Company or any Investor (solely with respect to itself), if any Restraint enjoining or otherwise prohibiting consummation of this Agreement shall be in effect and shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.01(b) shall have used the required efforts to cause the conditions to Closing to be satisfied in accordance with Section 5.01;

(c) by any Investor (solely with respect to itself), if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(c) and (ii) shall not have been cured by the earlier of (A) thirty (30) calendar days following receipt by the Company of written notice of such breach or failure to perform from any Investor stating such Investor’s intention to terminate this Agreement pursuant to this Section 7.01(c) and the basis for such termination and (B) the consummation of the Proposed Acquisition; provided that no Investor shall have the right to terminate this Agreement pursuant to this Section 7.01(c) if such Investor is then in material breach of any of its representations, warranties, covenants or agreements hereunder, which breach would give rise to the failure of any condition set forth in Section 6.02(a) or Section 6.02(b) to be satisfied;

(d) by the Company solely with respect to any Investor that has breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, if such breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) with respect to such Investor and (ii) has not been cured within the earlier of (A) thirty (30) calendar days following receipt by such Investor of written notice from the Company specifying such breach or failure to perform, the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d) and the basis for such termination and (B) the consummation of the Proposed Acquisition; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d) if Parent or the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder, which breach would give rise to the failure of any condition set forth in Section 6.03(a) or Section 6.03(c) with respect to such Investor; provided, further, that any termination pursuant to this Section 7.01(d) shall not terminate this Agreement with respect to any other Investor; or

(e) by the Company or any Investor (solely with respect to itself), if the Closing has not been consummated on or prior to June 30, 2027; provided, that such right of termination shall not be available to the Company if the failure of the Closing to occur on or prior to such date was primarily due to a breach by Parent or the Company of its covenants or obligations under this Agreement, or to an Investor if such failure was primarily due to a breach by that Investor of its covenants or obligations under this Agreement.

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Section 7.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Article 1, Section 5.04, this Section 7.02 and Article 8, all of which shall survive termination of this Agreement), and there shall be no liability on the part of any Investor or the Company or their respective directors, officers and Affiliates, except (i) to the extent of any liability arising from any breach by such party of its obligations pursuant to this Agreement arising prior to such termination and (ii) that no such termination shall relieve any party from liability for damages to another party resulting from Fraud or a willful, intentional and material breach of this Agreement.

Section 7.03. Survival. Subject to Section 7.02, all of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. The representations and warranties made as of the Closing Date shall survive until the six (6) month anniversary of the Closing Date and shall then expire; provided, that the Fundamental Representations shall survive the Closing for twelve (12) months following the Closing Date and shall then expire; provided, further, that any claims in respect of the representations and warranties following the Closing Date pursuant to the foregoing shall be available only to the extent there is or there would reasonably expected to be a Material Adverse Effect; provided, further, that no representations and warranties or covenants of the Parent shall survive the consummation of the Spin-Off; provided, further, that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representations and warranties in the case of Fraud. Notwithstanding any other provision set forth in this Agreement, the maximum liability of Parent and the Company under or relating to this Agreement to the extent relating to or arising out of any breach of the representations and warranties expressly set forth in this Agreement shall, with respect to the Transactions, in no event exceed the Aggregate Purchase Price paid by the Investors for the Purchased Shares pursuant to this Agreement (including damages for breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance); provided that the foregoing limitation shall not apply in the case of Fraud. Notwithstanding anything in this Agreement to the contrary, (a) each Investor will only be responsible in respect of any breach by itself and not of any other Investor, (b) except, with respect to any Investor, in the case of Fraud by such Investor, in no event will any Investor or any of such related party have any liability (including damages for breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance) in the aggregate in excess of the amount of its pro rata portion of the Aggregate Purchase Price as set forth on Schedule A, and (c) except, with respect to any Investor, in the case of Fraud by such Investor, in no event will the Investors and their related parties, collectively, nor Parent or the Company, have any liability (including damages for breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance) in the aggregate in excess of the amount of the Aggregate Purchase Price.

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Section 7.04. Non-Recourse. Each party agrees, on behalf of itself and its Affiliates and its and their present and former directors, officers, stockholders, partners, members, managers, employees, agents, attorneys, advisors, lenders and other Representatives, that all claims, obligations, liabilities and causes of action arising out of or relating to this Agreement, any other Transaction Document or the Transactions may be made only against the Persons expressly identified as parties to the applicable agreement and in accordance with its terms. No recourse under this Agreement or any other Transaction Document, whether in contract, tort, at law, in equity or otherwise, shall be sought or had against any Affiliate, portfolio company, officer, director, employee, member, manager, partner, stockholder, lender, advisor or other Representative of any Investor, the Company or Parent, as applicable, and none of those Persons shall have any liability or obligation for any such claim, cause of action, obligation or liability, except for claims against an Investor solely in accordance with this Agreement. No personal liability or losses whatsoever shall attach to, be imposed on or otherwise be incurred by any such Person in connection with this Agreement, the other Transaction Documents or the Transactions.

ARTICLE 8

MISCELLANEOUS

Section 8.01. Amendments; Waivers(a) . Subject to compliance with applicable Law, this Agreement and the exhibits hereto (including the Certificate of Designations) may be amended or supplemented in any and all respects by written agreement of the Company, Parent and the holders of a majority of the outstanding Purchased Shares or the holders of a majority of the allocation for such Purchased Shares (in each case, including GC for so long as GC is a holder of (or is allocated) Convertible Preferred Stock), as applicable; provided that (i) the unanimous written consent of all Investors shall be required for any amendment or waiver that would: (A) change the Aggregate Purchase Price or the amount of total investment contemplated by this Agreement; or (B) amend or waive any provision of Section 5.03 (Spin-Off) Section 5.06 (Transfer and Hedging Restrictions), Section 5.09 (Parent Guaranty), Section 5.12 (Standstill), Section 6.01 (Condition to the Obligations of the Company and the Investors), Section 6.03 (Conditions to the Obligations of Each Investor), Section 7.01 (Termination), this Article 8 (Miscellaneous) in a manner that would reasonably be expected to be adverse (other than in de minimis respects) to the Investors; and (ii) the written consent of each affected Investor shall also be required for any amendment or waiver that by its terms (rather than its effect) is adverse to such Investor relative to the other Investors. The consent of the parties shall not be unreasonably withheld, conditioned or delayed with respect to any amendment or modification to the Certificate of Designations necessary to comply with applicable Law and any amendment to or waiver of the provisions, terms and conditions of this Agreement that are addressed in the Certificate of Designations shall be permitted only as specified in such agreement.

Section 8.02. Extension of Time, Waiver, Etc. Subject to Section 8.01 and applicable Law, Parent (on behalf of itself and, prior to the consummation of the Spin-Off, the Company), the Company (on behalf of itself following the consummation of the Spin-Off) and each Investor (solely on behalf of itself) may, in each case only to the extent entitled to the benefit of the provision in question, (a) waive any inaccuracies in the representations and warranties of another party contained herein or in any document delivered pursuant hereto, (b) extend the time for performance of any obligation or act of another party or (c) waive compliance by another party with any agreement contained herein. Notwithstanding Section 8.01 or any other provision of this Agreement, to the extent permitted by applicable Law, (i) each Investor may waive, in whole or in part and solely with respect to its own

37

obligation to effect the Closing, any condition set forth in Section 6.01 or Section 6.03, by a written instrument executed by such Investor and delivered to the Company, and (ii) the Company may waive, in whole or in part and solely with respect to its own obligation to effect the Closing with a particular Investor, any condition set forth in Section 6.01 or Section 6.02, by a written instrument executed by the Company and delivered to such Investor. No such individual waiver shall amend the terms of this Agreement, waive any condition to another party’s obligation to effect the Closing, increase another Investor’s portion of the Aggregate Purchase Price or otherwise alter another party’s rights or obligations. Neither GC nor any other Investor, whether acting individually or pursuant to any collective approval, may waive a condition to an Investor’s obligation to effect the Closing without that Investor’s express written consent. A determination by GC or any other Person that a condition has been satisfied shall not, in and of itself, be conclusive against another Investor or substitute for actual satisfaction of that condition or a valid waiver by that Investor. No condition shall be waived to the extent prohibited by applicable Law. All amendments to the terms of a condition, and all other amendments, extensions and waivers, remain subject to Section 8.01. No failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right hereunder. Any extension or waiver shall be effective only if set forth in a written instrument signed by the party entitled to grant such extension or waiver and accompanied by any additional written approvals required under Section 8.01. No waiver that would eliminate GC Parent’s right to nominate a director pursuant to Section 5.10(a), while GC Parent remains entitled to that right in accordance with its terms, shall be effective without GC Parent’s written consent.

Section 8.03. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto; provided, however, that, without the prior written consent of any other party hereto, (A) any Investor may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more of its Affiliates that the transfer to whom of Convertible Preferred Stock or Conversion Shares would be permitted by Section 5.06 and who agree in writing to be bound by this Agreement, (B) any Investor may assign to a transferee in connection with a transfer of Convertible Preferred Stock or Conversion Shares permitted by Section 5.06, the rights, interests and obligations of such Investor hereunder and, to the extent applicable, the Registration Rights Agreement, (C) any Investor may grant a security interest in its rights, but not its obligations, under this Agreement in connection with a Permitted Loan, and (D) if the Company consolidates or merges with or into any Person and the Common Stock is converted into or exchanged for securities of a different issuer in a transaction that does not constitute a Fundamental Change, the Company shall cause such issuer to assume its rights and obligations under this Agreement. In each case, the assignee shall agree in writing to be bound by the terms of this Agreement and, if applicable, the Registration Rights Agreement, and no assignment shall relieve any Investor of its obligations hereunder prior to the Closing. Any purported assignment in violation of this Agreement shall be wholly void ab initio and invalid.

Section 8.04. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

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Section 8.05. Entire Agreement; No Third-Party Beneficiaries. This Agreement, together with the other Transaction Documents and the Certificate of Designations, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder.

Section 8.06. Governing Law; Jurisdiction.

(a) This Agreement and all matters, claims or legal actions or proceedings (whether at law, in equity, in Contract, in tort or otherwise) based upon, arising out of or relating to this Agreement, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

(b) All legal actions or proceedings arising out of or relating to this Agreement shall be heard and determined in the courts of the State of New York located in the City and County of New York, Borough of Manhattan, or in the United States District Court for the Southern District of New York and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such legal action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such legal action or proceeding. Each party hereto agrees that service of process upon such party in any legal action or proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8.09. The parties hereto agree that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post judgment relief regarding, or any appeal from, a final trial court judgment.

Section 8.07. Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, might not be an adequate remedy, might occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to cause the Closing to occur, and that time is of the essence. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of the Company to cause the Closing to be consummated on the terms and subject to the conditions set forth in the Transaction Documents) in the courts described in Section 8.06, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor each of the Investors would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate

39

remedy or that the parties otherwise have an adequate remedy at Law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 8.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (c) IT MAKES SUCH WAIVER VOLUNTARILY AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.08.

Section 8.09. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed, or sent by overnight courier (providing proof of delivery) to the parties at the following addresses or to such other address or email address as such party may hereafter specify in writing to the other party hereto:

(a)	If to the Company, to it at:

Axiom Solutions International, Inc.

10025 Alterra Parkway

Suite No. 1900

Austin, Texas 78758

Attention: [****]

Email: [****]

with a copy (which shall not constitute notice) to:

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

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(b) If to any Investor, to it at the address specified on such Investor’s signature page hereto.

All such notices, requests and other communications shall be deemed received (1) on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt, or (2) on the next succeeding business day in the place of receipt.

Section 8.10. Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 8.11. Expenses. Except as otherwise expressly provided in the Transaction Documents, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the other Transaction Documents shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 8.12. Interpretation.

(a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

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Section 8.13. Several Obligations and Independent Rights. Notwithstanding anything to the contrary in this Agreement, all representations, warranties, covenants, agreements, undertakings, obligations and liabilities of each Investor under this Agreement are several and not joint or joint and several with those of any other Investor. Each Investor shall be responsible solely for the obligations and liabilities expressly applicable to it under this Agreement, and no Investor shall be liable for any act, omission, breach, failure to fund or other default of any other Investor or be deemed to guarantee any obligation of any other Investor. No Investor shall be required to purchase any Purchased Shares allocated to another Investor or pay any portion of the Aggregate Purchase Price in excess of the amount set forth opposite its name on Schedule A, except pursuant to such Investor’s voluntary written election under Section 2.04 or an amendment expressly approved in writing by such Investor in accordance with Section 8.01. A breach or default by one Investor shall not, in and of itself, constitute a breach or default by any other Investor. Subject to the collective approval requirements expressly set forth in this Agreement, each Investor may independently exercise and enforce its rights hereunder without joining any other Investor in any proceeding. Nothing in this Section 8.13 shall expand any Investor’s liability beyond the limitations in Section 7.03, limit the protections in Section 7.04 or relieve an Investor of responsibility expressly imposed on it hereunder for the acts or omissions of its own Affiliates or Representatives.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AXIOM INTERNATIONAL SOLUTIONS, INC.

By:	/s/ Richard Riecker
Name: Richard Riecker
Title: Vice President and Secretary

FLEX, LTD.

By:	/s/ B Vijayandran S Balasingam
Name: B Vijayandran S Balasingam
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GC CREATION FUND III, L.P.

By: GC Partners Creation III, L.P. Its: General Partner

By: GC GP Creation III, LLC Its: General Partner

By:	/s/ Daniel W. Riley
Name: Daniel W. Riley
Title: General Counsel

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GC VENTURE XIII (ASI), L.P.

By: GC Venture XIII (ASI) GP, L.P.
Its: General Partner

By: GC Managed Accounts GP, LLC
Its: General Partner

By:	/s/ Daniel W. Riley
Name: Daniel W. Riley
Title: General Counsel

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AP SILVER HOLDINGS, L.P.

By: AP Silver Holdings GP, LLC, its general partner

By:	/s/ Michael F. Lotito
Name: Michael F. Lotito
Title: Vice President

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Nathaniel A. Barker
Name: Nathaniel A. Barker
Title: Head of Fixed Income Portfolio Management
MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

By:	/s/ Nathaniel A. Barker
Name: Nathaniel A. Barker
Title: Vice President

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

Schedule 5.06

Restricted Transferees

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

Schedule 5.08

Required Regulatory Approvals

1. Mexico

Schedule A

List of Investors

Purchaser Name	Purchased Shares	Purchase Price
GC Venture XIII (ASI), L.P.	[****]	[****]

Massachusetts Mutual Life Insurance Company	[****]	[****]

AP Silver Holdings, L.P.	[****]	[****]

MassMutual Ascend Life Insurance Company	[****]	[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

Exhibit A

FORM OF SERIES A CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATIONS

[See Attached.]

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PERPETUAL PREFERRED STOCK OF AXIOM SOLUTIONS INTERNATIONAL, INC.

Pursuant to Sections 21.155 and 21.156 of the Texas Business Organizations Code (the “TBOC”), Axiom Solutions International, Inc., a corporation organized and existing under the TBOC (the “Corporation”), DOES HEREBY CERTIFY

FIRST: That, the Certificate of Formation of the Corporation (the “Certificate of Formation”) authorizes the issuance of up to one million (1,000,000) shares of preferred stock of the Corporation, par value $0.0001 per share (“Preferred Stock”), and expressly vests the Board of Directors of the Corporation (the “Board”) with the authority to issue Preferred Stock in one or more series and determine the designations and the rights, voting power, preferences, limitations and restrictions of each series, as set forth in a certificate of designations filed under the TBOC;

SECOND: That, pursuant to the authority expressly granted to and vested in the Board by the Certificate of Formation, the Board on [•], 2026, duly adopted the following resolution designating new series of Preferred Stock as “Series A Convertible Perpetual Preferred Stock”:

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board in accordance with the Certificate of Formation and the provisions of Sections 21.155 and 21.156 of the TBOC, series of Preferred Stock of the Corporation designated as “Series A Convertible Perpetual Preferred Stock” are hereby authorized, and the rights, voting power, preferences, limitations and restrictions of the Series A Convertible Perpetual Preferred Stock shall be as follows:

i

ii

1. Designation.

(a) There shall be a series of Preferred Stock that shall be designated as “Series A-1 Convertible Perpetual Preferred Stock” (the “Series A-1 Preferred Stock”) with an initial Stated Value (as defined below) of $10,000.00 per share and the number of shares constituting such series (“Shares”) shall be 200,000 (“Acquired Shares”). The rights, voting power, preferences, limitations and restrictions of the Series A-1 Preferred Stock shall be as set forth herein. The Series A-1 Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger.

(b) There shall be an additional series of Preferred Stock designated as “Series A-2 Convertible Perpetual Preferred Stock” (the “Series A-2 Preferred Stock”). Except as expressly provided herein, each share of Series A-2 Preferred Stock shall have rights, voting power, preferences, limitations and restrictions identical to those of a share of Series A-1 Preferred Stock, including with respect to dividends, liquidation preference, conversion, voting, redemption, ranking, consent rights and all other matters, and Series A-1 Preferred Stock and Series A-2 Preferred Stock shall rank pari passu and vote together as a single class whenever the holders thereof are entitled to vote as a class. The Series A-2 Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Accumulated Stated Value” has the meaning set forth in Section 4.1.

“Acquired Shares” has the meaning set forth in Section 1.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any Holder or any of their Affiliates and in no event shall any portfolio company managed by any Holder or any Affiliate thereof be considered to be an Affiliate of such Holder. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Aggregate Initial Stated Value” means the product of (i) the Stated Value multiplied by (ii) the total number of Acquired Shares.

“as-converted basis” means (i) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding Shares of Series A Preferred Stock (at the Conversion Price in effect on such date) are assumed to be outstanding as of such date and (ii) with respect to any outstanding Shares of Series A Preferred Stock as of any date, the number of shares of Common Stock issuable upon conversion of such Shares of Series A Preferred Stock on such date (at the Conversion Price in effect on such date).

“Board” has the meaning set forth in the Recitals.

“Business Day” means a day other than a Saturday, Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to close.

“Beneficial Ownership Limitation” has the meaning set forth in Section 8.8(c).

“Certificate of Designations” means this Certificate of Designations, Preferences and Rights of Series A Convertible Perpetual Preferred Stock of Axiom Solutions International, Inc., as it may be amended from time to time.

“Certificate of Formation” has the meaning set forth in the Recitals.

“Cloud and Power Infrastructure Business” shall have the meaning ascribed to it in the Investment Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation.

“Common Stock Liquidity Conditions” with respect to a Mandatory Conversion, Optional Conversion, redemption or Dividends paid in shares of Common Stock will be satisfied if:

(a) either (i) each share of Common Stock to be issued upon such Mandatory Conversion, Optional Conversion, Dividends or redemption of any Share of Series A Preferred Stock would be eligible to be offered, sold or otherwise transferred by the Holder of such Share pursuant to Rule 144 (or any successor rule thereto), without any requirement as to volume or manner of sale under Rule 144; or (ii) the offer and sale of such share of Common Stock by such Holder upon receipt of such share of Common Stock are registered pursuant to an effective registration statement under the Securities Act and such registration statement is reasonably expected by the Corporation to remain effective and usable (including with registration rights thereunder not suspended by the Corporation) by such Holder to sell such share of Common Stock, continuously during the period from, and including, the date such share of Common Stock is issued to such Holder pursuant to such Mandatory Conversion, Optional Conversion, Dividends or redemption, until all such shares have been sold; provided, however, that each Holder will supply all information reasonably requested by the Corporation for inclusion, and required to be included, in any registration statement or prospectus supplement related to the resale of such shares of Common Stock; provided further, that if a Holder fails to provide such information to the Corporation within fifteen (15) calendar days following any such request, then this clause (a)(ii) will automatically be deemed to be satisfied with respect to such Holder;

(b) each share of Common Stock referred to in clause (a) above (i) will, when issued (or, when sold or otherwise transferred pursuant to the registration statement referred to above) (1) be admitted for book-entry settlement through the depositary with an “unrestricted” CUSIP number; and (2) not be represented by any Certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (ii) will, when issued, be listed and admitted for trading, without suspension or material limitation on trading, on any of The New York Stock Exchange, The NYSE American, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors);

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(c) (i) the Corporation has not received any written threat or notice of delisting or suspension by the applicable exchange referred to in clause (b)(ii) above with a reasonable prospect of delisting, after giving effect to all applicable notice and appeal periods; and (ii) no such delisting or suspension is reasonably likely to occur or is pending based on the Corporation falling below the minimum listing maintenance requirements of such exchange; and

(d) solely in the case of payment of Dividends pursuant to Section 7.2(b), the Corporation will not be in a closed window under its insider trading policy.

“Compounded Dividends” has the meaning set forth in Section 4.2.

“Compounded Dividend Redemption” has the meaning set forth in Section 7.2(b).

“Compounded Dividends Redemption Price” means, with respect to the relevant Redemption Date, an amount equal to (i) the sum of 100% of the Accumulated Stated Value minus the Stated Value, plus (ii) accrued but unpaid Dividends on the Accumulated Stated Value being redeemed from the last Dividend Payment Date to, but excluding, such date.

“Conversion Date” has the meaning set forth in Section 8.3(d).

“Conversion Election Date” means the date upon which the Holder’s right to convert its Shares pursuant to Section 8 terminates in connection with a Corporation Redemption or Compounded Dividend Redemption, which date shall be no earlier than two Business Days prior to the Corporation Redemption Date.

“Conversion Price” means, initially, (i) if the Conversion Date occurs prior to the Reset Date, the lower of (x) such a price that would result in an Implied Enterprise Value of $37.5 billion and (y) 120% of the Initial Reference Price, and (ii) if the Conversion Date occurs on or following the Reset Date, the lowest of (x) such a price that would result in an Implied Enterprise Value of $37.5 billion, (y) 120% of the Initial Reference Price, and (z) 120% of the Reset Reference Price, in each case as adjusted from time to time in accordance with Section 8.7; provided that, if, as of immediately prior to the Reset Date, the Conversion Price then in effect reflects one or more adjustments pursuant to Section 8.7, each such adjustment shall be reflected with the same effect on clauses (ii)(x) and (ii)(y) of this definition in calculation thereof; provided further, that notwithstanding anything in the foregoing to the contrary, if the Conversion Price would result in an Implied Enterprise Value of less than $30.0 billion, the Conversion Price shall be adjusted upward to an amount that would result in an Implied Enterprise Value of $30.0 billion (which shall be further adjusted to reflect each prior adjustment (if any) that has been applied to the Conversion Price pursuant to Section 8.7); provided further, that solely in the case where the Conversion Price would result in an Implied Enterprise Value exceeding $35.0 billion, if, at the third anniversary of the Spin-Off Distribution Date, the Mandatory Conversion Threshold is not met assuming the Holders receive a Notice of Mandatory Conversion on such date, the Conversion Price shall be adjusted downward to be equal to the greater of (x) the highest price that would allow the Mandatory Conversion Threshold to be met on such date and (y) such a price that would result in an Implied Enterprise Value of $35.0 billion (which shall be adjusted to reflect each prior adjustment (if any) that has been applied to the Conversion Price pursuant to Section 8.7). The final proviso in this definition shall not apply to Series A-2 Preferred Stock.

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“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.1 or Section 8.2.

“Corporation” has the meaning set forth in the Preamble.

“Corporation Liquidation Price” means, as of any date of Liquidation, an amount equal to the greater of (i) the sum of (A) the Accumulated Stated Value as of such date, plus (B) accrued but unpaid Dividends per Share from the last Dividend Payment Date to, but excluding, such date and (ii) the payment that a Holder would have received per Share had such Holder, immediately prior to such Liquidation, converted such Shares then held by such Holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1, before any distributions are made to holders of Common Stock and all other Junior Securities and subject to the rights of the holders of any Parity Securities or Senior Securities and the rights of the Corporation’s creditors.

“Corporation Redemption” has the meaning set forth in Section 7.2.

“Corporation Redemption Date” has the meaning set forth in Section 7.5(b).

“Corporation Redemption Notice” has the meaning set forth in Section 7.2.

“Corporation Redemption Price” means, as of the relevant Corporation Redemption Date, an amount equal to the sum of (i) the Accumulated Stated Value as of such date, multiplied by the “Relevant Percentage” determined by reference to the table below plus (ii) accrued but unpaid Dividends per Share from the last Dividend Payment Date to, but excluding, such date, plus (iii) if there has been a Compounded Dividend Redemption during the 180 day period prior to the relevant Corporation Redemption Date, the Compounded Dividends Redemption Price for such Compounded Dividend Redemption multiplied by the difference of (x) the “Relevant Percentage” determined by reference to the table below minus (y) 100.0%.

Time Since the Spin-Off Distribution Date as of the relevant Corporation Redemption Date	Relevant Percentage:
5 years	107.0%
6 years	105.0%
7 years	103.0%
8 years or more	100.0%

“Current Market Price” means, on any day, the lower of (x) the closing price on the Trading Day immediately prior to the day in question and (y) the arithmetic average of the Daily VWAP for the five (5) consecutive Trading Days ending the Trading Day immediately prior to the day in question.

“Daily VWAP” means the consolidated volume-weighted average price per share of Common Stock as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock (or its equivalent successor if Bloomberg ceases to publish such price, or such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one share of such Common Stock on such Trading Day). The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

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“Consolidated Indebtedness” means, for the Corporation and its Subsidiaries on a consolidated or combined basis, the sum of the outstanding principal amount of all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; provided, that, for the avoidance of doubt, Consolidated Indebtedness shall not include any undrawn amounts available under any revolving credit facility, term loan facility, or other credit facility (including, for the avoidance of doubt, any undrawn commitments, undrawn letters of credit, or other undrawn availability thereunder).

“Dividend Payment Date” has the meaning set forth in Section 4.2.

“Dividend Rate” means (i) prior to the Spin-Off Distribution Date, 10.0% per annum, payable in cash, (ii) on or following the Spin-Off Distribution Date but prior to the fifth anniversary of the Spin-Off Distribution Date, (x) 6.0% per annum, if the Corporation elects to pay the applicable Dividends in cash, or (y) 7.0% per annum, if the Corporation elects to pay the applicable Dividends in the form of Compounded Dividends, and (iii) on or following the fifth anniversary of the Spin-Off Distribution Date, (x) the greater of (a) 8.0% and (b) the applicable Reference SOFR plus 450 basis points per annum, if the Corporation elects to pay the applicable Dividends in cash, or (y) the greater of (a) 9.0% and (b) the applicable Reference SOFR plus 550 basis points per annum, if the Corporation elects to pay the applicable Dividends in the form of Compounded Dividends; provided that, if and for so long as any Event of Noncompliance occurs and is continuing, then the then-current Dividend Rate shall automatically increase one-time by an additional 2.00% per annum; provided further, that if such a subsequent Event of Noncompliance occurs and is continuing following the cure of all prior Events of Noncompliance, the then-current Dividend Rate shall again automatically increase one-time by an additional 2.00% per annum; provided further, that if the aggregate Consolidated Indebtedness exceeds $2.4 billion immediately following the Spin-Off Distribution Date, the Dividend Rate shall automatically increase one-time by 1.00% per annum (which increase shall cease to apply immediately if the Consolidated Indebtedness is reduced to $2.4 billion or less at any time during eighteen (18) months following the Spin-Off Distribution Date but shall become permanent if the Consolidated Indebtedness is not reduced to $2.4 billion or less within eighteen (18) months following the Spin-Off Distribution Date)1.

“Dividends” has the meaning set forth in Section 4.1.

“Equity Securities” has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act as in effect on the date hereof, and in any event includes any stock, any partnership interest, any limited liability company interest and any other interest, right or security convertible into, or exchangeable or exercisable for, capital stock, partnership interests, limited liability company interests or otherwise having the attendant right to vote for directors or similar representatives.

[1]

If the Convertible Preferred Stock closing occurs after the Spin-Off Distribution Date and the Consolidated Indebtedness as of the Spin-Off Distribution Date exceeds $2.4 billion on a pro forma basis as though the Convertible Preferred Stock closing had occurred on the Spin-Off Distribution Date and the proceeds were used to pay off Consolidated Indebtedness, this last proviso shall be revised to provide that there is an additional 1% before the Consolidated Indebtedness is reduced to $2.4 billion or lower and such additional rate becomes permanent if not reduced to $2.4 billion or lower within 18 months following the Spin-Off Distribution Date. If the pro forma Consolidated Indebtedness as of the Spin-Off Distribution Date is equal to or less than $2.4 billion, this last proviso shall not be included in the Certificate of Designations.

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“Event Effective Date” means the date on which a Make-Whole Fundamental Change occurs or becomes effective.

“Event of Noncompliance” means (i) the failure by the Corporation to issue Common Stock upon receipt of a Notice of Conversion pursuant to the terms of Section 8.3(b), (ii) the failure by the Corporation to redeem in full any Shares required to be redeemed or elected to be redeemed in accordance with Section 7, (iii) the failure by the Corporation to pay Dividends in cash prior to the Spin-Off Distribution Date, (iv) the failure by the Corporation to comply with the provisions of Sections 4.2, 4.5, 6.2 or 12, or (v) the failure of the Corporation to comply with the other terms of this Certificate of Designations and such failure continues for thirty (30) days; provided, however, that the Corporation’s failure to issue Common Stock shall in no event constitute an Event of Noncompliance if such failure results from the limitations set forth in Section 8.8.

“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Corporation or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expiration Date” has the meaning set forth in Section 8.7(d).

“Fundamental Change” shall be deemed to have occurred when any of the following has occurred; provided that the Specified Spin-Off Transaction shall be deemed not to be a Fundamental Change or a Make-Whole Fundamental Change:

(a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Parent (prior to the Spin-Off Distribution Date), the Corporation, its Wholly-owned Subsidiaries and the employee benefit plans of the Corporation and its Wholly-owned Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act that discloses that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 50% of the voting power of the Common Stock;

(b) the consummation of (i) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock is converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger (including a divisive merger) of the Corporation pursuant to which the Common Stock will be converted into cash, securities or other assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any person or group other than any of the Corporation’s Wholly-owned Subsidiaries; provided, however, that a transaction described in clause (ii) in which the holders of all classes of the Corporation’s Common Stock immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Stock of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

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(c) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation;

(d) following the Spin-Off Distribution Date, the Common Stock (or other common stock underlying the Series A Preferred Stock) ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors); or

(e) prior to the Spin-Off Distribution Date, Parent shall cease to own, directly or indirectly, more than 50% of the Common Stock of the Corporation;

provided, however, that a transaction or transactions described in clause (a) or clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Corporation, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Series A Preferred Stock become convertible into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, and such consideration, if received by the Holders upon conversion of the Shares, would be freely tradeable by such Holders under applicable U.S. securities laws and not subject to any restrictive legend, holding period or contractual transfer restriction. If any transaction in which the Common Stock is replaced by the securities of another entity occurs, following completion of the Make-Whole Fundamental Change Period or Fundamental Change Redemption Date designated by the Corporation (or if such transaction is not a Fundamental Change due to the proviso in the prior sentence), references to the Corporation in this definition shall instead be references to such other entity.

“Fundamental Change Redemption” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Date” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Notice” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Price” means, as of any Fundamental Change Redemption Date, the greater of (i) the sum of (A) 110% of the Accumulated Stated Value as of such date, plus (B) 110% of the accrued but unpaid Dividends per Share from the last Dividend Payment Date to, but excluding, such date, plus (C) if there has been a Compounded Dividend Redemption during the 180 day period prior to the relevant Fundamental Change Redemption Date, 10% of the Compounded Dividend Redemption

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Price for such Compounded Dividend Redemption and (ii) the payment that a Holder would have received per Share had such Holder, immediately prior to such Fundamental Change, converted such Shares then held by such Holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1, before any distributions are made to holders of Common Stock and all other Junior Securities and subject to the rights of the holders of any Parity Securities or Senior Securities and the rights of the Corporation’s creditors.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of at least one Share of Series A Preferred Stock.

“Holder No-Spin Redemption Price” means, as of the relevant Holder Redemption Date, (i) if paid in cash, 115% of the Stated Value or (ii) if paid in Parent Ordinary Shares, 125% of the Stated Value, and in each case, minus the aggregate amount of Dividends that have been paid in cash on each Share as of the relevant Holder Redemption Date (excluding any additional Dividends paid as a result of an Event of Noncompliance); provided, that the Holder No-Spin Redemption Price (as determined without regard to this proviso) shall be increased as necessary so that the after-Tax amount retained by each Holder (determined by applying an assumed Tax rate of 25.5% against (i) the excess of (a) the Holder No-Spin Redemption Price (as determined without regard to this proviso) over (b) the Stated Value and (ii) the additional amount determined under this proviso) is equal to the Holder No-Spin Redemption Price (as determined without regard to this proviso); provided further, that, for the avoidance of doubt, the Holder No-Spin Redemption Price shall not be increased above the amount provided for in the preceding proviso in the event the actual Tax rate applicable to any Holder exceeds the assumed Tax rate of 25.5% specified in the preceding proviso.

“Holder Put Right” means any No-Spin Holder Put Right or Post-Spin Holder Put Right, as the case may be.

“Holder Redemption Date” means the No-Spin Holder Redemption Date or Post-Spin Holder Redemption Date, as the case may be.

“Holder Redemption Notice” has the meaning set forth in Section 7.3.

“Holder Redemption Price” means the Holder No-Spin Redemption Price or Holder Post-Spin Redemption Price, as the case may be.

“Holder Post-Spin Redemption Price” means, with respect to the relevant Holder Redemption Date, the sum of (i) the Accumulated Stated Value as of such date plus (ii) accrued but unpaid Dividends from the last Dividend Payment Date to, but excluding, such date on such Shares to be redeemed.

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“IG Rating Condition is Satisfied” means that, as of any date of determination, at least two of the following conditions are satisfied: (i) the Corporation has a corporate family rating by Moody’s Investors Service, Inc. equal to or higher than Baa3 (or the equivalent under a successor rating category of such rating agency); (ii) the Corporation has an Issuer Credit Rating by S&P Global Ratings, a division of S&P Global Inc., equal to or higher than BBB- (or the equivalent under any successor rating category of such rating agency); or (iii) the Corporation has an Issuer Default Rating by Fitch Ratings, Inc. equal to or higher than BBB- (or the equivalent under any successor rating category of such rating agency).

“Immaterial Subsidiary” shall mean any Subsidiary of the Corporation that did not, as of the last day of the fiscal quarter of the Corporation most recently ended, have assets with a value in excess of 10.00% of the consolidated total assets or revenues and income from continuing operations before Taxes representing in excess of 10.00% of total revenues and income from continuing operations before Taxes, respectively, of the Corporation and its Subsidiaries on a consolidated basis as of such date and after giving pro forma effect to any acquisitions or dispositions which occur after such balance sheet date.

“Implied Enterprise Value”2 means an amount equal to (i) the product of (x) the relevant Conversion Price multiplied by (y) the total number of shares of Common Stock anticipated to be outstanding on a fully-diluted basis immediately following the Spin-Off Distribution Date upon completion of such distribution (assuming the conversion or exercise of all outstanding options, warrants and other securities convertible into or exercisable for Common Stock as of the Spin-Off Distribution Date, which, for the avoidance of doubt, shall not include Series A Preferred Stock), plus (ii) the aggregate amount of Consolidated Indebtedness immediately following the Spin-Off Distribution Date, minus (iii) the aggregate amount of unrestricted cash and cash equivalents of the Corporation and its Subsidiaries immediately following the Spin-Off Distribution Date, and plus (iv) the sum of (x) 50% of the Aggregate Initial Stated Value and (y) without duplication, unpaid Dividends from the last Dividend Payment Date to, but excluding, the Spin-Off Distribution Date.

“Initial Investors” means the Investors who are party to the Investment Agreement as of October 2, 2026.

“Initial Reference Price” means an amount equal to the arithmetic average of the Daily VWAP of the Common Stock over the Initial Reference Price Calculation Period.

“Initial Reference Price Calculation Period” means the thirty (30) consecutive Trading Days immediately following, but excluding, the Spin-Off Distribution Date.

“Insolvency Event” means:

(a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any of its Material Subsidiaries;

(b) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Corporation or any of its Material Subsidiaries, or of a substantial part of the property or assets of the Corporation or any of its Material Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver,

[2]

If the Convertible Preferred Stock closing occurs after the Spin-Off Distribution Date, this definition shall be updated to be on a pro forma basis as though the Convertible Preferred Stock closing had occurred on the Spin-Off Distribution Date.

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trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Material Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Material Subsidiaries or (iii) the winding-up or liquidation of the Corporation or any of its Material Subsidiaries, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(c) the Corporation or any of its Material Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Material Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Material Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due.

“Investment Agreement” means the Series A Convertible Preferred Stock Investment Agreement, dated October 2, 2026, by and among the Corporation, GC Creation Fund III, L.P., the Initial Investors and, solely where expressly provided therein, Parent.

“Junior Securities” means, collectively, the Common Stock and each other class or series of capital stock of the Corporation now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

“Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.

“Laws” means all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations having the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority.

“Liquidation” has the meaning set forth in Section 5.1.

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“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change, after giving effect to any exceptions to or exclusions from the definition thereof, but without regard to the proviso in clause (b) of the definition thereof.

“Make-Whole Fundamental Change Period” has the meaning set forth in Section 8.7(j).

“Material Subsidiary” shall mean any Subsidiary other than an Immaterial Subsidiary.

“Mandatory Conversion” has the meaning set forth in Section 8.2.

“Mandatory Conversion Date” has the meaning set forth in Section 8.2.

“Mandatory Conversion Determination” has the meaning set forth in Section 8.2.

“Mandatory Conversion Right” has the meaning set forth in Section 8.2.

“Mandatory Conversion Threshold” has the meaning set forth in Section 8.2.

“No-Spin Holder Put Right” has the meaning set forth in Section 7.3(a).

“No-Spin Holder Redemption Date” has the meaning set forth in Section 7.3(a).

“No-Spin Putting Holder” has the meaning set forth in Section 7.3(a).

“Notice of Mandatory Conversion” has the meaning set forth in Section 8.2.

“Notice of Optional Conversion” has the meaning set forth in Section 8.3(b).

“Optional Conversion” has the meaning set forth in Section 8.1.

“Optional Conversion Date” has the meaning set forth in Section 8.3(b).

“Original Issue Date” means [•], 2026.

“Original Majority Investors” means, as of any date of determination, the Holders of a majority of the issued and outstanding Shares of Series A Preferred Stock on the Original Issue Date who continue to hold Shares as of such date.

“Parent” means Flex Ltd, a company organized under the laws of Singapore.

“Parent Ordinary Shares” means the ordinary shares, no par value, of Parent.

“Parity Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

“Permits” mean all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

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“Post-Spin Holder Put Right” has the meaning set forth in Section 7.3(b).

“Post-Spin Holder Redemption Date” has the meaning set forth in Section 7.3(b).

“Post-Spin Putting Holder” has the meaning set forth in Section 7.3(b).

“Preferred Stock” has the meaning set forth in the Recitals.

“Putting Holder” means any No-Spin Putting Holder or Post-Spin Putting Holder.

“Redemption Dates” has the meaning set forth in Section 7.5(b).

“Redemption Price” means the Fundamental Change Redemption Price, the Corporation Redemption Price, the Compounded Dividends Redemption Price or the Holder Redemption Price, as the case may be.

“Reference SOFR” means, with respect to any applicable day on which Dividends accrue, the SOFR published for the first U.S. Government Securities Business Day immediately following the last Dividend Payment Date.

“Regulatory Laws” shall mean, collectively, any Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger (including a divisive merger) or acquisition or restraint of trade or that affect foreign investment, outbound investment, foreign exchange, national security or national interest of any jurisdiction.

“Reorganization Event” has the meaning set forth in Section 8.7(f).

“Required Holders” means, as of any date of determination, the Holders of a majority of the issued and outstanding Shares of Series A Preferred Stock.

“Reset Date” means the six-month anniversary of the Spin-Off Distribution Date.

“Reset Reference Price” means an amount equal to the arithmetic average of the Daily VWAP of the Common Stock over the Reset Reference Price Calculation Period.

“Reset Reference Price Calculation Period” means the thirty (30) consecutive Trading Days immediately prior to the Reset Date; provided that if an adjustment pursuant to Section 8.7 occurs during such period, reference to “thirty (30)” in this definition shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date of such adjustment to, and excluding, the Reset Date.

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 405” means Rule 405 as promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Senior Credit Agreement” means that certain Credit Agreement, the funding under which is expected to occur on the Spin-Off Distribution Date, by and among the Corporation, as a borrower, the subsidiaries of the Corporation party thereto from time to time, the lenders from time to time party thereto and Citibank, N.A., as administrative agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Senior Credit Agreement Adjusted EBITDA” means “Consolidated EBITDA” as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date (determined for the Corporation and all of its Subsidiaries on a consolidated or combined basis, without giving effect to a limitation to only “Restricted Subsidiaries” pursuant to such definition) and after giving effect to any amendments, restatements or other modifications to such defined term after the Spin-Off Distribution Date; provided that any such amendment, restatement or other modification is approved in writing by the Original Majority Investors for purposes of this Certificate of Designations.

“Senior Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series A Preferred Stock, has preference or priority over the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

“Series A-1 Conversion Event” has the meaning set forth in Section 8.9.

“Series A Preferred Stock” means the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, collectively.

“Series A-1 Preferred Stock” has the meaning set forth in Section 1.

“Series A-2 Preferred Stock” has the meaning set forth in Section 1.

“Shares” has the meaning set forth in Section 1.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Specified Spin-Off Transaction” means the consummation of a separation of all or substantially all of the Parent’s Cloud and Power Infrastructure Business through a contribution, directly or indirectly, of the applicable assets and liabilities of such business and/or through a contribution, directly or indirectly, of the applicable legal entities comprising such business to the Corporation and the distribution of approximately 88.0% to 94.0% of the outstanding Common Stock of the Corporation to the holders of Parent Ordinary Shares as of a record date to be determined by the Parent’s board of directors, together with any transactions related thereto or contemplated thereby, such that following such transaction, the Corporation is a new independent publicly traded company.

“Spin-Off” has the meaning set forth in Section 8.7(c).

“Spin-Off Distribution Date” means the distribution date for the Specified Spin-Off Transaction.

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“Stated Value” means, with respect to any Share on any given date, $10,000.00.

“Subsidiary” when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Tax” and “Taxes” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, together with any interest, penalties and additions to tax imposed by any Governmental Authority.

“TBOC” has the meaning set forth in the Preamble.

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 8.7(d).

“Total Net Debt” means, as of any date of determination, determined for the Corporation and its Subsidiaries on a consolidated or combined basis, (a) the sum, without duplication, of (i) “Consolidated Funded Indebtedness” (as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date, but determined for the Corporation and all of its Subsidiaries without giving effect to a limitation to only “Restricted Subsidiaries” pursuant to such definition), plus (ii) the total amount of issued and outstanding “Disqualified Equity Interests” (as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date) (other than the Series A Preferred Stock issued pursuant to this Certificate of Designations), plus (iii) all other issued and outstanding equity interests of the Corporation that are senior to, or otherwise having a liquidation preference higher than, the Series A Preferred Stock issued pursuant to this Certificate of Designations (including, for the avoidance of doubt, all Senior Securities), minus (b) the “Qualified Cash” (as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date) (but without giving effect to the “Cash Cap” in such definition of Qualified Cash) as of such date.

“Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Net Debt as of such date to (b) Senior Credit Agreement Adjusted EBITDA for the period of four (4) fiscal quarters most recently ended on or prior to such date.

“Trading Day” means a Business Day on which the national securities exchange on which the Common Stock is listed at such time is open for business.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

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“Valuation Period” has the meaning set forth in Section 8.7(c).

“Wholly-owned Subsidiary” when used with respect to any Person, means any Subsidiary of such Person of which all of the issued and outstanding Equity Securities (other than directors’ qualifying shares) are owned by any one (1) or more of such Person and such Person’s other Wholly-owned Subsidiaries.

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank (a) senior to all Junior Securities, (b) pari passu with any Parity Securities in issue from time to time, and (c) junior to all Senior Securities; provided that all Shares of the Series A Preferred Stock shall rank senior to each other class or series of capital stock of the Corporation existing on the Original Issue Date.

4. Dividends.

4.1 Accrual of Dividends. From and after the Original Issue Date of the Shares, cumulative dividends (“Dividends”) on each such Share shall accrue whether or not there are funds legally available for the payment of Dividends, on a daily basis in arrears at the applicable Dividend Rate on the sum of (i) the Stated Value thereof plus, (ii) once compounded, any Compounded Dividends thereon (the Stated Value plus accumulated Compounded Dividends, the “Accumulated Stated Value”). All accrued Dividends on any Share shall, unless declared and paid in cash pursuant to Section 4.2, compound quarterly on the last day of March, June, September and December of each calendar year.

4.2 Payment of Dividends. If, as and when declared by the Board out of funds legally available therefor to the maximum extent not prohibited by Texas law, the Corporation shall make each dividend payment on the Series A Preferred Stock in cash on the last day of March, June, September and December of each calendar year (each such date, a “Dividend Payment Date”) at the applicable Dividend Rate; provided, that for the avoidance of doubt and without limiting Section 4.1, (i) if a Dividend Payment Date occurs before the Spin-Off Distribution Date, the Corporation shall declare and pay the dividend payment due on such Dividend Payment Date in cash; and (ii) if a Dividend Payment Date occurs on or after the Spin-Off Distribution Date, the Corporation has the sole discretion to determine whether to declare and pay the dividend payment due on such Dividend Payment Date in cash or in the form of Compounded Dividends; provided further, that if the Corporation elects and declares and pays in cash any such dividend payments, the Corporation shall elect and declare and pay in cash such dividend payments on the same pro rata portion of each Holder’s Shares. The record date for payment of Dividends on the Series A Preferred Stock will be the fifteenth (15th) day of the calendar month of the applicable Dividend Payment Date, whether or not such date is a Business Day, and Dividends shall only be payable to registered Holders of record as such Holders appear on the stock register of the Corporation at the close of business on the related record date. If any Dividend Payment Date is not a Business Day, the applicable payment shall be due on the next succeeding Business Day and no additional dividend amount for such period shall be payable during such period as a result of such delay, but shall be paid on the next succeeding Dividend Payment Date. All Dividends that the Corporation does not elect to declare and pay in cash shall compound quarterly pursuant to Section 4.1 on the last day of such quarterly period and shall be added to the then current Accumulated Stated Value (“Compounded Dividends”). For the avoidance of doubt, (i) no Dividend may be declared by the Board in respect of the Series A Preferred Stock unless paid immediately in cash, and (ii) no Dividend shall be declared or paid upon delivery of a redemption notice or conversion notice of the Series A Preferred Stock (including in connection with a liquidation pursuant to Section 5).

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4.3 Dividend Calculations. Dividends on the Series A Preferred Stock shall accrue (i) until and excluding the fifth anniversary of the Spin-Off Distribution Date, on the basis of a 360-day year, consisting of twelve (12), thirty (30) calendar day periods, and (ii) from and including the fifth anniversary of the Spin-Off Distribution Date, on the basis of a 360-day year for the actual number of days elapsed during the period, and in each case shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of Dividends.

4.4 Conversion Prior to or Following a Record Date. If the Conversion Date for any Shares is prior to the close of business on the record date for a dividend as provided in Section 4.2, the Holder of such Shares shall not be entitled to any dividend in respect of such record date. If the Conversion Date for any Shares is after the close of business on the record date for a dividend as provided in Section 4.2 but prior to the corresponding Dividend Payment Date, the Holder of such Shares as of the applicable record date shall be entitled to receive such dividend, notwithstanding the conversion of such Shares prior to the applicable Dividend Payment Date.

4.5 Limitation on Dividends and Buybacks on Common Stock. Following the Spin-Off Distribution Date, no dividends or other distributions on any shares of Common Stock or other Junior Securities will be declared or paid in cash, and the Corporation shall not repurchase, redeem or otherwise acquire for value in cash any shares of Common Stock or other Junior Securities, in each case, unless as of such date (i) all accumulated Compounded Dividends have been redeemed by the Corporation in accordance with Section 7.2(b) such that the Accumulated Stated Value equals to the Stated Value and (ii) either (x) the IG Rating Condition is Satisfied or (y) the Corporation’s Total Net Leverage Ratio would be equal to or less than 4.50:1.00 after giving pro forma effect to the proposed dividend or other distribution, repurchase, redemption or other acquisition.

5. Liquidation.

5.1 Liquidation. In the event of any Insolvency Event of the Corporation (a “Liquidation”), each Holder shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with any payment to the holders of any Parity Securities and subject to the rights of Senior Securities and the Corporation’s creditors, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, with respect to each Share of then-outstanding Series A Preferred Stock, an amount in cash equal to the Corporation Liquidation Price.

5.2 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay each Holder the full amount of the Corporation Liquidation Price to which they are entitled under Section 5.1, (a) the Holders shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock and any Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, taking into account the Corporation Liquidation Price payable in respect of such Series A Preferred Stock, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.

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5.3 Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the Corporation that constitutes a Fundamental Change shall not be deemed a Liquidation, nor shall the merger (including a divisive merger), consolidation, statutory exchange or any other business combination transaction of the Corporation into or with any other Person or the merger (including a divisive merger), consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Corporation that constitutes a Fundamental Change be deemed to be a Liquidation.

5.4 Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the Holders upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.

5.5 General. In the event of any Liquidation, after the payment to any Holder of the full amount of the Corporation Liquidation Price for each of such Holder’s Shares of Series A Preferred Stock, such Holder shall have no right or claim to any of the remaining assets of the Corporation by reason of its ownership of the Series A Preferred Stock.

6. Voting.

6.1 General. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by Law; provided that to the extent a Holder holds Series A Preferred Stock in excess of the quantity or percentage that may be held by such Holder without being subject to the notification requirements under the HSR Act, such Holder shall not be entitled to vote in any such vote until (a) such Holder has submitted a filing pursuant to the HSR Act relating to the acquisition of the Series A Preferred Stock and the applicable waiting period (and any extension thereof) under the HSR Act or any other applicable Regulatory Laws has expired or been terminated; or (b) such Holder provides notice to the Corporation that it is not subject to the notification requirements under the HSR Act or Regulatory Laws. In any such vote, (i) prior to the Spin-Off Distribution Date, each Share of Series A Preferred Stock shall be entitled to 1/3,750,000 of the voting power of all of the Corporation’s then-outstanding capital stock; and (ii) following the Spin-Off Distribution Date, each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all Shares of Series A Preferred Stock (including any accumulated Compounded Dividends and, without duplication, accrued but unpaid Dividends up to, but excluding, the record date for the applicable vote) held of record by such Holder are convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each Holder shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

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6.2 Series A Preferred Stock Protective Provisions. As long as any Share of Series A Preferred Stock is outstanding, the Corporation shall not, and shall not permit any Subsidiary to, directly or indirectly (whether by amending the Certificate of Formation (including this Certificate of Designations) or by reclassification, merger (including a divisive merger), consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable Law or the Certificate of Formation) the written consent or affirmative vote of the Required Holders, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(a) create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities, or any securities convertible into or exercisable or exchangeable for any of the foregoing securities;

(b) reclassify or modify any existing class or series of Equity Securities in a manner that would result in such class or series of Equity Securities being Senior Securities or Parity Securities;

(c) alter, change or amend the terms, rights, preferences or privileges of the Series A Preferred Stock in any manner adverse to Holders thereof;

(d) following the Spin-Off Distribution Date, incur or otherwise become liable with respect to any indebtedness for borrowed money unless, immediately after giving effect to such incurrence and the use of proceeds thereof, either (x) the IG Rating Condition is Satisfied or (y) the Corporation’s Total Net Leverage Ratio would be equal to or less than 4.50:1.00; provided that clause (y) shall not apply to the incurrence of any indebtedness incurred to extend, renew, replace or refinance existing indebtedness, to the extent its principal amount does not exceed the principal amount of the indebtedness being refinanced;

(e) following the Spin-Off Distribution Date, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Corporation exceeding, individually or in the aggregate with all such transactions, $100,000,000; provided, that the foregoing shall not apply to (i) the Specified Spin-Off Transaction and the transaction contemplated thereby, (ii) any transactions with Parent or any Subsidiary of Parent, and (iii) compensation arrangements entered into with executive officers of the Corporation; or

(f) amend, waive, alter or repeal any provision of its Certificate of Formation, bylaws or comparable organizational documents in a manner that would adversely affect the Series A Preferred Stock or the rights, preferences or privileges of the Series A Preferred Stock;

provided, however, that notwithstanding anything in the foregoing to the contrary, each of the following will be deemed not to adversely affect the terms, rights, preferences or privileges of the Series A Preferred Stock and will not require any vote or consent pursuant to this Section 6.2:

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(i) subject to Section 6.2(a), any increase in the number of the authorized but unissued shares of the Corporation’s undesignated preferred stock;

(ii) the creation and issuance, or increase in the authorized or issued number, of any shares of any class or series of capital stock that is not Senior Securities or Parity Securities; and

(iii) the application of Section 8.7(f), including the execution and delivery of any supplemental instruments pursuant to Section 8.7(f) solely to give effect to such provision.

7. Redemption.

7.1 Fundamental Change Redemption. Subject to the provisions of this Section 7, upon the occurrence of a Fundamental Change, each Holder shall have the right to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, any or all of the then-outstanding Shares of Series A Preferred Stock held by such Holder (a “Fundamental Change Redemption”) for a price per Share equal to the Fundamental Change Redemption Price. The Corporation may, at its option upon prior written notice to the Holders, make such Fundamental Change Redemption mandatory with respect to all Shares of Series A Preferred Stock then outstanding, subject to the satisfaction of the Common Stock Liquidity Conditions. In the event the Corporation elects to mandatorily redeem the Shares of Series A Preferred Stock in connection with a Fundamental Change, the Corporation shall redeem all of the Shares of Series A Preferred Stock at a price per Share equal to the Fundamental Change Redemption Price. In connection with a Fundamental Change, the Corporation shall provide to the Holders written notice of the proposed Fundamental Change (the “Fundamental Change Redemption Notice”) at least prior to the thirtieth (30) calendar days prior to the date on which the Corporation anticipates consummating a Fundamental Change (or if later and subject to this Section 7.1, promptly after the Corporation discovers that a Fundamental Change may occur). The “Fundamental Change Redemption Date” shall occur on the date of consummation of the Fundamental Change or, solely in the case of the Corporation discovering a Fundamental Change may occur less than thirty (30) calendar days after such discovery, (i) if such notice is received by the Holders at least five (5) Business Days prior to the consummation of such Fundamental Change, within five (5) Business Days after the consummation of such Fundamental Change and (ii) if such notice is received by the Holders less than five (5) Business Days prior to the consummation of such Fundamental Change, within ten (10) Business Days after such notice is received by the Holders, and in each case, in accordance with the Fundamental Change Redemption Notice. In exchange for the cancellation of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Fundamental Change Redemption Date in accordance with Section 7.7 below, the Fundamental Change Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective Holders, provided that the Corporation shall only be required to pay the Fundamental Change Redemption Price simultaneously with, or immediately after, satisfaction of all of the Corporation’s obligations under any outstanding indebtedness that is required to be paid in full prior to payment of the Fundamental Change Redemption Price, after giving effect to any waivers, amendments or modifications thereof; provided, further, that the Corporation shall use its commercially reasonable efforts to repay or refinance any indebtedness that prohibits the payment of the Fundamental Change Redemption Price.

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7.2 Corporation Redemption.

(a) Series A Preferred Stock. Subject to the provisions of this Section 7, the Corporation shall have the right, but not the obligation, subject to the satisfaction of the Common Stock Liquidity Conditions, to redeem, from time to time, out of funds legally available therefor, all or any portion of the then-outstanding Shares of Series A Preferred Stock (a “Corporation Redemption”) on a pro rata basis among the Holders at any time following the fifth anniversary of the Spin-Off Distribution Date for a price per Share equal to the Corporation Redemption Price. The Corporation shall, no less than thirty (30) days prior to the Corporation Redemption Date, provide a written election notice (the “Corporation Redemption Notice”) to the Holders. Following the notice period required by the Corporation Redemption Notice, on the Corporation Redemption Date, the Corporation shall redeem all, or in the case of an election to redeem less than all of the then-outstanding Shares of Series A Preferred Stock, the same pro rata portion of each such Holder’s Shares redeemed pursuant to this Section 7.2. In exchange for the surrender to the Corporation by the respective Holders of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Corporation Redemption Date in accordance with Section 7.7 below, the Corporation Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective Holders. Notwithstanding anything to the contrary contained herein, each Holder shall have the right to elect, prior to the Corporation Redemption Date and subject to Section 8.6, to exercise the conversion rights, if any, in accordance with Section 8.

(b) Compounded Dividends. Subject to the provisions of this Section 7, the Corporation shall have the right, but not the obligation, subject to the satisfaction of the Common Stock Liquidity Conditions, to redeem, from time to time, out of funds legally available therefor, all (but not less than all) of the then-accumulated Compounded Dividends (a “Compounded Dividend Redemption”) on the Shares on a pro rata basis among the Holders at any time for a price per Share equal to the Compounded Dividends Redemption Price. The Corporation shall, no less than thirty (30) days prior to the Corporation Redemption Date, provide a Corporation Redemption Notice to the Holders. Following the notice period required by the Corporation Redemption Notice, on the Corporation Redemption Date, the Corporation shall pay the Compounded Dividends Redemption Price in cash in full in immediately available funds to the respective Holders; provided that, solely to the extent the Common Stock Liquidity Conditions are satisfied, such price may be paid in full by delivering shares of Common Stock valued at a five percent (5%) discount to the relevant Current Market Price as of the Corporation Redemption Date, at the Corporation’s election; provided, further, that such price may only be paid in shares of Common Stock if, after giving effect to such issuance, aggregate issuances in respect of Compounded Dividend Redemptions under this Section 7.2(b) do not in the aggregate exceed one percent (1%) of the Corporation’s issued and outstanding shares of Common Stock as of the date of the relevant Corporation Redemption Notice. Notwithstanding anything to the contrary contained herein, each Holder shall have the right to elect, prior to the Corporation Redemption Date and subject to Section 8.6, to exercise the conversion rights, if any, in accordance with Section 8. For the avoidance of doubt, following a Compounded Dividend Redemption, the Accumulated Stated Value shall be reduced by the amount of Compounded Dividends redeemed thereof per Share.

7.3 Holder Redemption.

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(a) Holder No-Spin Redemption. Subject to the provisions of this Section 7, solely in the event that the Spin-Off Distribution Date has not occurred prior to December 31, 2027 (the “No-Spin Holder Redemption Date”), the Corporation shall redeem on the No-Spin Holder Redemption Date, out of funds legally available therefor, all of the then-outstanding Shares of Series A Preferred Stock (a “No-Spin Putting Holder,” and such right of the Holders, “No-Spin Holder Put Right”) for a price per Share equal to the Holder No-Spin Redemption Price; provided that the Holder No-Spin Redemption Price may be paid in cash, Parent Ordinary Shares, or a combination thereof, at the Corporation’s election (which election is subject to approval by the Parent); provided further, that (i) if the Holder No-Spin Redemption Price will be paid in Parent Ordinary Shares, (x) liquidity conditions (consistent with the Common Stock Liquidity Conditions applied mutatis mutandis with respect to Parent) with respect to the Parent Ordinary Shares must be satisfied and (y) the Corporation and the applicable No-Spin Putting Holder shall use commercially reasonable efforts to mutually agree on the number of Parent Ordinary Shares to be delivered and the Corporation’s support obligations in respect thereof, in each case prior to December 1, 2027 and (ii) the No-Spin Holder Put Right shall automatically and irrevocably terminate and cease to be of any further force or effect upon and following the Spin-Off Distribution Date.

(b) Holder Post-Spin Redemption. Subject to the provisions of this Section 7, at any time and from time to time following the eighth anniversary of the Spin-Off Distribution Date, any Holder shall have the right, but not the obligation, to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, any or all of the then-outstanding Shares of Series A Preferred Stock held by such Holder (a “Post-Spin Putting Holder,” and such right of the Holders, “Post-Spin Holder Put Right”) for a price per Share equal to the Holder Post-Spin Redemption Price. If a Post-Spin Putting Holder elects to exercise the Post-Spin Holder Put Right, such Post-Spin Putting Holder shall no later than 5:00 p.m., New York City time, on the date that is no more than one hundred twenty (120), nor less than thirty (30), calendar days prior to the date of such redemption specified therein (the “Post-Spin Holder Redemption Date”), deliver written notice thereof (a “Holder Redemption Notice”) to the Corporation.

(c) If the Holder Redemption Price is to be paid in cash, in exchange for the surrender to the Corporation by the respective Putting Holders of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares subject to exercise of the Holder Put Right on or after the applicable Holder Redemption Date in accordance with Section 7.7 below, the Holder Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective Putting Holder. If the Corporation elects to deliver Parent Ordinary Shares in full or partial satisfaction of the Holder No-Spin Redemption Price pursuant to Section 7.3(a), subject to Section 8.8 and the listing rules of any stock exchange on which the Parent Ordinary Shares may then be listed, it will use commercially reasonable efforts to deliver to the relevant No-Spin Putting Holder such Parent Ordinary Shares within two Business Days of the relevant Holder Redemption Date but shall not be in breach of its obligation to deliver such Parent Ordinary Shares for any purposes hereunder until such time as the minimum notice required under such listing rules following determination of the number of Parent Ordinary Shares deliverable shall have lapsed. For the avoidance of doubt, unless Parent Ordinary Shares may be delivered in accordance with this Section 7.3(c), the Holder Redemption Price shall be paid in cash.

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7.4 Fundamental Change Redemption Notice. Each Fundamental Change Redemption Notice shall state:

(a) the Fundamental Change Redemption Price (or the method of determination therefor, and an illustrative calculation of such amount as if the date of the Fundamental Change Redemption Notice were the Fundamental Change Redemption Date);

(b) the Fundamental Change Redemption Date;

(c) the current Conversion Price of the Series A Preferred Stock, after giving effect to any adjustments pursuant to Section 8.7;

(d) whether such redemption is mandatory, and unless such redemption is, at the option of the Corporation, mandatory, a description of the information needed from the Holder to elect to participate in such redemption, including a form of any notice required to be delivered by a Holder to participate in such redemption; and

(e) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series A Preferred Stock to be redeemed. Upon the occurrence of an Event Effective Date with respect to any Make-Whole Fundamental Change, the Corporation shall notify Holders of Series A Preferred Stock in writing of the Event Effective Date of any Make-Whole Fundamental Change and the current Conversion Price of the Series A Preferred Stock.

7.5 Corporation Redemption Notice. Each Corporation Redemption Notice shall state:

(a) Either (i) in the case of a Corporation Redemption, the number of Shares of Series A Preferred Stock held by the Holder that the Corporation proposes to redeem or (ii) in the case of a Compounded Dividend Redemption, the total amount of Compounded Dividends to be redeemed, in each case, on the Corporation Redemption Date specified in the Corporation Redemption Notice;

(b) the date of the closing of the redemption, which pursuant to Section 7.2 shall be no earlier than thirty (30) days following circulation by the Corporation of the Corporation Redemption Notice (the applicable date, the “Corporation Redemption Date” and, together with the Fundamental Change Redemption Date and the Holder Redemption Date, the “Redemption Dates”) and the Corporation Redemption Price;

(c) the Conversion Election Date;

(d) the current Conversion Price of the Series A Preferred Stock, after giving effect to any adjustments pursuant to Section 8.7;

(e) the amount of the applicable Redemption Price that may be paid in shares of Common Stock or Parent Ordinary Shares, as applicable; and

(f) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series A Preferred Stock to be redeemed.

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7.6 Insufficient Funds; Nonpayment.

(a) Insufficient Funds. If on any Fundamental Change Redemption Date or Holder Redemption Date, the assets of the Corporation legally available are insufficient to pay the full Fundamental Change Redemption Price or Holder Redemption Price, as applicable, for the total number of Shares to be redeemed, the Corporation shall (i) take all commercially reasonable actions required and permitted under applicable Law to maximize the assets legally available for paying the Fundamental Change Redemption Price or Holder Redemption Price, as applicable, (ii) redeem out of all such assets legally available therefor on the applicable Fundamental Change Redemption Date or Holder Redemption Date the maximum possible number of Shares that it can redeem on such date, pro rata among the Holders of such Shares to be redeemed in proportion to the aggregate number of Shares to be redeemed by each such Holder on the applicable Fundamental Change Redemption Date or Holder Redemption Date and (iii) following the applicable Fundamental Change Redemption Date or Holder Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall use such assets to pay the remaining balance of the aggregate applicable Fundamental Change Redemption Price or aggregate applicable Holder Redemption Price, as applicable.

(b) Nonpayment. If on any Redemption Date all of the Shares elected to be redeemed pursuant to such redemption are not redeemed in full by the Corporation by paying the entire applicable Redemption Price until such Shares are fully redeemed and the aggregate Redemption Price is paid in full, all of the unredeemed Shares shall remain outstanding and continue to have the rights, preferences and privileges expressed herein, including the accrual and accumulation of Dividends thereon as provided in Section 4.

7.7 Surrender of Certificates . On or before the applicable Redemption Date, each Holder being redeemed shall surrender the certificate or certificates, if any, or an affidavit of loss, representing such Shares to the Corporation in the manner and place designated in the Fundamental Change Redemption Notice or Corporation Redemption Notice, if and as applicable, or to the Corporation’s corporate secretary at the Corporation’s headquarters, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or in any other manner and place as mutually agreed by the Corporation and such Holders. Each surrendered certificate shall be canceled and retired upon payment by the Corporation of the applicable Redemption Price as set forth in this Section 7; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in book-entry form on the Corporation’s share ledger in the name of the applicable Holder of record of the canceled stock certificate.

7.8 Rights Subsequent to Redemption. If on the applicable Redemption Date the applicable Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Redemption Date, then on such date all rights of the Holder in the Shares so redeemed and paid or tendered, including any rights to Dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

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8. Conversion.

8.1 Holders’ Optional Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time following the Spin-Off Distribution Date, any Holder shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such Holder into an aggregate number of shares of Common Stock (the “Optional Conversion”) as is determined by (a) multiplying the number of Shares (including any fraction of a Share) to be converted by the sum of (i) the Accumulated Stated Value as of the relevant Optional Conversion Date plus (ii) accrued but unpaid Dividends from the last Dividend Payment Date to, but excluding, the relevant Optional Conversion Date on such Shares to be converted and then (b) dividing the result by the Conversion Price in effect immediately prior to such conversion, and in addition thereto the Holder shall receive cash in lieu of any fractional shares as set out in Section 8.3(c); provided that, to the extent a Holder will hold Common Stock in excess of the quantity or percentage that may be held by such Holder without being subject to the notification requirements under the HSR Act and the applicable waiting period (and any extension thereof) under the HSR Act or any other applicable Regulatory Laws has expired or been terminated, no Holder shall have the right to convert all or any portion of the outstanding Shares of Series A Preferred Stock into shares of Common Stock until (a) such Holder has submitted a filing pursuant to the HSR Act relating to the conversion of the Series A Preferred Stock into Common Stock and the expiration or termination of the applicable waiting period (and any extension thereof) under the HSR Act and any other applicable Regulatory Laws; or (b) such Holder has determined that it is not subject to the notification requirements under the HSR Act relating to such conversion; provided further, that for the avoidance of doubt, there shall be no conversion of the Shares on or prior to the Spin-Off Distribution Date.

8.2 Mandatory Conversion

(a) General. Subject to the provisions of this Section 8, and subject to the satisfaction of the Common Stock Liquidity Conditions, at any time and from time to time on or following the third anniversary of the Spin-Off Distribution Date, if the closing price per share of Common Stock equals or exceeds 200% of the Conversion Price for at least twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days immediately prior to the Holders’ receipt of a Notice of Mandatory Conversion (the “Mandatory Conversion Threshold”), the Corporation may elect to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) (the “Mandatory Conversion Right”) at the Conversion Price in effect immediately prior to such conversion (with the aggregate number of shares of Common Stock to be delivered by the Corporation determined pursuant to the formula set forth in Section 8.1), and in addition thereto the Holder shall receive cash in lieu of any fractional shares as set out in Section 8.3(c) (the “Mandatory Conversion”); provided, that in the case of an election to convert less than all of the outstanding Shares of Series A Preferred Stock, the Corporation shall convert the same pro rata portion of each Holder’s Shares converted pursuant to this Section 8.2. The Corporation will not exercise its Mandatory Conversion Right, or otherwise send a Notice of Mandatory Conversion, with respect to any Series A Preferred Stock pursuant to this Section 8.2 unless the Common Stock Liquidity Conditions are satisfied with respect to the Mandatory Conversion. Notwithstanding anything to the contrary in this Section 8.2, the Corporation’s exercise of its Mandatory Conversion Right, and any related Notice of Mandatory Conversion, will not apply to any share of Series A Preferred Stock as to which a Fundamental Change Redemption Notice or Holder Redemption Notice has been duly delivered, and not withdrawn. The date (the “Mandatory Conversion Date”) for any Mandatory Conversion will be a Business Day of the Corporation’s choosing that is no more than twenty (20), nor less than ten (10), Business Days after the Notice of Mandatory Conversion for such Mandatory Conversion. To exercise its Mandatory Conversion Right

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with respect to any Shares of Series A Preferred Stock, the Corporation must send to each Holder of such shares a written notice of such exercise (a “Notice of Mandatory Conversion”). Such Notice of Mandatory Conversion must state: (1) that the Corporation has exercised its Mandatory Conversion Right to cause the Mandatory Conversion of the shares, briefly describing the Corporation’s Mandatory Conversion Right under this Certificate of Designations; (2) the Mandatory Conversion Date for such Mandatory Conversion and the date scheduled for the settlement of such Mandatory Conversion; (3) that Shares of Series A Preferred Stock subject to Mandatory Conversion may be converted earlier at the option of the Holders thereof pursuant to an Optional Conversion at any time before the close of business on the Business Day immediately before the Mandatory Conversion Date; (4) the Conversion Price in effect on the date of Notice of Mandatory Conversion for such Mandatory Conversion; and (5) the CUSIP and ISIN numbers, if any, of the Series A Preferred Stock. If less than all Shares of Series A Preferred Stock then outstanding are subject to Mandatory Conversion, then: (1) the Shares of Series A Preferred Stock to be subject to such Mandatory Conversion will be selected by the Corporation pro rata; and (2) if only a portion of the Series A Preferred Stock is subject to Mandatory Conversion and a portion of such Series A Preferred Stock is subject to Optional Conversion, then the converted portion of such Series A Preferred Stock will be deemed to be from the portion of such Series A Preferred Stock that was subject to Mandatory Conversion.

(b) Effect of Notice of Mandatory Conversion. Upon receipt by a Holder of a valid Notice of Mandatory Conversion, regardless of whether the conversion thereof would cause such Holder to exceed the Beneficial Ownership Limitation, (i) the rights, preferences and privileges of such Holder under this Certificate of Designations with respect to all Shares subject to such Notice of Mandatory Conversion shall immediately cease and terminate as of such time, other than the right of such Holder to receive shares of Common Stock and payment in lieu of any fraction of a Share in exchange therefor, and (ii) Dividends on all Shares subject to such Notice of Mandatory Conversion shall cease to accrue on the date of such Notice of Mandatory Conversion, and the total number of shares of Common Stock ultimately delivered in respect thereof shall not be increased to take into account any Dividends on or after the date of such Notice of Mandatory Conversion. To the extent that the Beneficial Ownership Limitation applies to any Holder, such Holder shall within seven (7) Business Days of such Holder’s receipt of the Notice of Mandatory Conversion, provide the Corporation with a written determination (a “Mandatory Conversion Determination”), of whether such Holder’s Shares are convertible and of how many Shares are convertible, and the submission of a Mandatory Conversion Determination shall be deemed to be such Holder’s determination of the maximum number of Shares that may be converted, subject to the Beneficial Ownership Limitation, and the portion of the Conversion Shares issuable upon such Mandatory Conversion hereunder that would cause such Holder to exceed the Beneficial Ownership Limitation shall be held in abeyance by the Corporation for the benefit of such Holder (which shall not give the Holder any power to vote or dispose of such Conversion Shares during such abeyance period) until such time as such Holder’s beneficial ownership thereof would not result in such Holder exceeding the Beneficial Ownership Limitation, at which time or times such Holder shall be issued such shares of Common Stock (and any shares of Common Stock granted or issued with respect to the shares of Common Stock issuable upon conversion of Series A Preferred Stock to be held similarly in abeyance) to the same extent as if there had been no such limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Mandatory Conversion Determination that such determination has not violated the Beneficial Ownership Limitation and the Corporation shall have no obligation to verify or confirm the accuracy of such determination.

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8.3 Procedures for Conversion; Effect of Conversion.

(a) Mandatory Conversion. If the Corporation duly exercises, in accordance with Section 8.2, its Mandatory Conversion Right with respect to any share of Series A Preferred Stock, then (1) the Mandatory Conversion of such share will occur automatically and without the need for any action on the part of the Holder or Holders thereof; and (2) the shares of Common Stock due upon such Mandatory Conversion will be registered in the name of the Holder or Holders of such shares of Series A Preferred Stock as of the close of business on the related Mandatory Conversion Date.

(b) Procedures for Optional Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1, a Holder shall submit a written election to the Corporation that such Holder elects to convert Shares pursuant to Section 8.1 specifying the number of Shares elected to be converted (a “Notice of Optional Conversion” and, together with the Notice of Mandatory Conversion, each a “Notice of Conversion”). The Holders shall surrender, along with a Notice of Optional Conversion, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the Holder. The conversion of such Shares hereunder shall be deemed effective as of the date (the “Optional Conversion Date”) of submission of the Notice of Optional Conversion and surrender of such Series A Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Corporation of a Notice of Optional Conversion and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within ten (10) days thereafter) deliver to the relevant Holder or Holders, as applicable (A) the number of shares of Common Stock (including, subject to Section 8.3(c), any fractional share) to which such Holder or Holders shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1, as applicable, and, if applicable (B) the number of Shares of Series A Preferred Stock delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation’s share ledger. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all Taxes, liens, charges and encumbrances with respect to the issuance thereof.

(c) Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series A Preferred Stock. Instead the Corporation shall pay a cash adjustment to the Holder of such Shares being converted based upon the Current Market Price on the Trading Day prior to the applicable Conversion Date.

(d) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in Section 8.1 or Section 8.2, as applicable, shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the Holder to receive shares of Common Stock and payment in lieu of any fraction of a Share in exchange therefor. The “Conversion Date” means a Mandatory Conversion Date or an Optional Conversion Date, as the case may be.

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8.4 Reservation of Stock. The Corporation shall at all times following the Spin-Off Distribution Date when any Shares of Series A Preferred Stock are outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 or Section 8.2, as applicable, shall be made without payment of additional consideration by, or other charge, cost or Tax to, the Holder in respect thereof.

8.6 Termination of Conversion Right in Connection with Redemption. Notwithstanding anything to the contrary set forth in this Certificate of Designations, in no event may Shares of Series A Preferred Stock be converted as provided in Section 8.1 or Section 8.2, as applicable, on and following the date that is two (2) Business Days prior to the Corporation Redemption Date in respect of such Shares, provided that, for the avoidance of doubt, this Section 8.6 shall no longer apply in respect of Shares of Series A Preferred Stock to be redeemed in accordance with Section 7 if the closing of the redemption of such Shares does not occur on the applicable Redemption Date and so long as such Shares are not otherwise redeemed.

8.7 Adjustment to Conversion Price and Number of Conversion Shares. Following the Spin-Off Distribution Date, in order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment, without duplication, from time to time as provided in this Section 8.7, except that the Corporation shall not make any adjustment to the Conversion Price if each Holder participates (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as all holders of Common Stock and solely as a result of holding Series A Preferred Stock, in any transaction described in this Section 8.7, without having to convert its Series A Preferred Stock, as if each such Holder held a number of shares of Common Stock that would be issuable upon conversion of such Series A Preferred Stock in accordance with Section 8.1 (without giving effect to the proposed adjustment); provided that, for the avoidance of doubt, no adjustment to the Conversion Price pursuant to this Section 8.7 shall be made in connection with any distribution by the Corporation in the Specified Spin-Off Transaction.

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(a) Subdivisions, Combinations and Stock Dividends or Distributions. If the Corporation shall issue shares of Common Stock as a dividend or distribution on all or substantially all shares of Common Stock or if the Corporation effects a stock split or combination of the Common Stock (other than as set forth in Section 8.7(f)), the Conversion Price shall be adjusted based on the following formula:

CP1	=	CP0	×	OS0
OS1

where,

CP1 =

the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

CP0 =

the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

OS0 =

the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be; and

OS1 =	the number of shares of Common Stock that would be outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be

Any adjustment made under this clause (a) shall become effective immediately after the open of business on such Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this clause (a) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board (or a duly authorized committee thereof) determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared or announced.

(b) Distributions of Rights, Options or Warrants. If the Corporation shall distribute to all or substantially all holders of its Common Stock any rights, options or warrants (other than rights, options or warrants distributed in connection with a stockholders’ rights plan, in which case the provisions of Section 8.7(g) shall apply) entitling them to purchase, for a period of not more than 45 calendar days from the announcement date for such distribution, shares of the Common Stock at a price per share less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	OS0 + X
OS0 + Y

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where

CP1 =	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0 =	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

OS0 =	the number of shares of the Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such distribution;

X =

the number of shares of the Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date of such distribution; and

Y =	the total number of shares of the Common Stock issuable pursuant to such rights, options or warrants.

Any decrease made under this clause (b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be increased to the Conversion Price that would then be in effect had the decrease with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such Ex-Dividend Date for such distribution had not occurred.

For purposes of this clause (b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at a price per share less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable upon exercise or conversion thereof, the value of such consideration, if other than cash, as reasonably determined by the Board (or a duly authorized committee thereof) in good faith.

(c) Distributions of Equity Securities, Indebtedness, Other Securities, Assets or Property. If the Corporation distributes shares of its Equity Securities, evidences of its indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Equity Securities or other securities to all or substantially all holders of Common Stock, excluding:

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(i) dividends, distributions or issuances (including share splits) as to which adjustment is required to be effected pursuant to clause (a) or (b) above;

(ii) except as otherwise provided in Section 8.7(g), rights issued to all holders of the Common Stock pursuant to a rights plan;

(iii) Spin-Offs described below in this clause (c);

(iv) dividends or distributions paid exclusively in cash as to which the provisions of Section 8.7(e) shall apply; and

(v) a distribution solely of Reference Property in exchange for, or upon conversion of, Common Stock pursuant to a Reorganization Event, as to which the provisions of Section 8.7(f) shall apply,

then the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP0 – FMV
SP0

where,

CP1 =	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0 =	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

SP0 =

the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV =

the fair market value (as determined by the Board (or a duly authorized committee thereof) in good faith) of the shares of Equity Securities, evidences of indebtedness, securities, assets or property distributed with respect to each outstanding share of the Common Stock immediately prior to the open of business on the Ex-Dividend Date for such distribution.

Any decrease made under the portion of this clause (c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Price shall be increased to be the Conversion Price that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each Holder may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Series A Preferred Stock, the amount and kind of the Equity Securities, evidences of the Corporation’s indebtedness, other assets or property of the

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Corporation or rights, options or warrants to acquire its Equity Securities or other securities of the Corporation that such Holder would have received if such Holder owned a number of shares of Common Stock into which the Shares held by such Holder were convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution. If the Board (or a duly authorized committee thereof) determines the “FMV” (as defined above) of any distribution for purposes of this clause (c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Stock in shares of Equity Securities of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Corporation that will be, upon distribution, listed on a U.S. national or regional securities exchange (a “Spin-Off”) (other than solely pursuant to (x) a Reorganization Event, as to which the provisions of Section 8.7(f) shall apply; or (y) a tender offer or exchange offer for shares of the Common Stock, as to which the provisions of Section 8.7(d) shall apply), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	MP0
FMV + MP0

where,

CP1 =	the Conversion Price in effect immediately after the end of the Valuation Period;

CP0 =	the Conversion Price in effect immediately prior to the end of the Valuation Period;

FMV =

the average of the Last Reported Sale Prices of the Equity Securities or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 2 as if references therein to Common Stock were to such Equity Securities or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0 =	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

Any decrease to the Conversion Price under the preceding paragraph of this clause (c) shall be made immediately after the close of business on the last Trading Day of the Valuation Period, but shall become retroactively effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If the Conversion Date of a Mandatory Conversion or an Optional Conversion occurs on the Ex-Dividend Date for such

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dividend or distribution or during the Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will, if necessary in order to complete the calculation provided for in the preceding paragraph, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Valuation Period.

Notwithstanding the foregoing, if the “FMV” (as defined above) is equal to or greater than “MP0” (as defined above), in lieu of the foregoing decrease, each Holder may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Shares, the amount and kind of Equity Securities or similar equity interest that such Holder would have received if such Holder owned a number of shares of Common Stock into which the Shares held by such Holder were convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

(d) Tender Offer, Exchange Offer. If the Corporation or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP1 × OS0
AC + ( SP1 × OS1 )

where,

CP1	=	the Conversion Price in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

CP0	=	the Conversion Price in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board (or a duly authorized committee thereof) in good faith) paid or payable for shares of Common Stock purchased or exchanged in such tender or exchange offer;

SP1	=	the average of the Last Reported Sale Prices of the Common Stock of over the ten (10) consecutive Trading Day period beginning on, and including, the Trading Day next succeeding the Expiration Date (the “Tender/Exchange Offer Valuation Period”);

OS1	=	the number of shares of the Common Stock outstanding immediately after the close of business on the Expiration Date (adjusted to give effect to the purchase or exchange of all shares accepted for purchase in such tender offer or exchange offer); and

OS0	=	the number of shares of the Common Stock outstanding immediately prior to the Expiration Date (prior to giving effect to such tender offer or exchange offer);

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provided, however, that the Conversion Price will in no event be adjusted up pursuant to this Section 8.7(d), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Price pursuant to this Section 8.7(d) will be calculated as of the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date, but shall become retroactively effective immediately after the close of business on the Expiration Date. If the Conversion Date for a Mandatory Conversion or an Optional Conversion occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will, if necessary in order to complete the calculation provided for in this paragraph, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Tender/Exchange Offer Valuation Period.

To the extent any such tender or exchange offer is announced but not consummated (including as a result of the Corporation or one of its Subsidiaries being precluded from consummating such tender or exchange offer under applicable Law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Conversion Price will be readjusted to the Conversion Price that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(e) Cash Dividends or Distributions. If the Corporation makes a cash dividend or distribution to all or substantially all holders of Common Stock (other than as set forth in Section 8.7(f)), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP0 – C
SP0

where,

CP1 =	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

CP0 =	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0 =

the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

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C =	the amount in cash per share of Common Stock the Corporation distributes to all or substantially all holders of Common Stock.

Any decrease made under the portion of this Section 8.7(e) above shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any dividend or distribution of the type described in this Section 8.7(e) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board (or a duly authorized committee thereof) determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared or announced.

Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each Holder may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Series A Preferred Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock into which the Shares held by such Holder were convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

(f) Adjustment for Reorganization Events. If there shall occur any reclassification, statutory share exchange, reorganization, recapitalization, consolidation or merger (including a divisive merger) involving the Corporation with or into another Person, or any sale, transfer, lease or conveyance to another Person of all or substantially all of the Corporation’s and its Subsidiaries’ consolidated property and assets, in each case, as a result of which the Common Stock is converted into or exchanged for securities, cash or other property or assets, including a Fundamental Change (without limiting the rights of Holders or the Corporation with respect to any Fundamental Change) (a “Reorganization Event”), then, subject to Section 5, following any such Reorganization Event, each Share of Series A Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a Holder of such Share would have received in such Reorganization Event (the “Reference Property”) had such Holder converted its Shares of Series A Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event; and, in such case, appropriate adjustment (as determined in good faith by the Board (or a duly authorized committee thereof)) shall be made in the application of the provisions in this Section 8.7 set forth with respect to the rights and interest thereafter of the Holders, to the end that the provisions set forth in this Section 8.7 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. Without limiting the Corporation’s obligations with respect to a Fundamental Change, the Corporation (or any successor) shall, no less than twenty (20) calendar days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of the expected occurrence of such event and of the kind and amount of the cash, securities or other property that each Share of Series A Preferred Stock is expected to be convertible into under this Section 8.7(f). Failure to deliver such notice shall not affect the operation of this Section 8.7(f). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless, to the extent that the Corporation is not the surviving corporation in such Reorganization Event, or will be dissolved in connection with such Reorganization Event,

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proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event. To the extent any Reorganization Events may result in a Holder disposing of its Series A Preferred Stock or Conversion Shares and such transaction is structured, in whole or in part, as a tax-deferred transaction with respect to the other holders of equity securities in the Corporation, the Corporation shall use commercially reasonable efforts to also provide such tax-deferred treatment with respect to the Holders.

(g) Stockholders’ Rights Plan. To the extent that any stockholders’ rights plan adopted by the Corporation is in effect upon conversion of the Shares of Series A Preferred Stock, the Holders will receive, in addition to any Common Stock due upon conversion, the appropriate number of rights, if any, under the applicable rights agreement (as the same may be amended from time to time). However, if, prior to any conversion, the rights have separated from the shares of the Common Stock in accordance with the provisions of the applicable stockholders’ rights plan, the Conversion Price will be adjusted at the time of separation as if the Corporation distributed to all holders of the Common Stock, shares of Equity Securities, evidences of indebtedness, securities, assets or property as described in Section 8.7(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(h) Other Issuances. Except as stated in this Section 8.7, the Corporation shall not adjust the Conversion Price for the issuances of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or rights to purchase shares of Common Stock or such convertible or exchangeable securities.

(i) Adjustment at the Discretion of the Board. To the extent permitted by applicable Law and subject to the applicable rules of any exchange on which any of the Corporation’s securities are then listed, the Corporation may also (but is not required to) decrease the Conversion Price to avoid or diminish income tax to holders of Common Stock or rights to purchase shares of Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event. Whenever the Conversion Price is decreased pursuant to the preceding sentence, the Corporation shall deliver to the Holders a notice of the decrease at least fifteen (15) days prior to the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period during which it will be in effect.

(j) Rounding; Par Value; De-minimis Adjustments. All calculations under Section 8.7 shall be made to the nearest 1/10,000th of a cent or to the nearest 1/10,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock. If an adjustment to the Conversion Price otherwise required by this Section 8.7 would result in a change of less than 1% to the Conversion Price, then, notwithstanding anything to the contrary in this Section 8.7, the Corporation may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect (i) when all such deferred adjustments would result in an aggregate change to the Conversion Price of at least 1%, (ii) on the Conversion Date of any share of Series A Preferred Stock, (iii) on any date on which the Corporation delivers a Corporation Redemption Notice or a Holder delivers a Holder Redemption Notice, and (iv) on the effective date of any Fundamental Change and/or Make-Whole Fundamental Change.

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(k) Treatment of Pre-Record Date Adjustments. Notwithstanding this Section 8.7 or any other provision of this Certificate of Designations, if a Conversion Price adjustment becomes effective on any Ex-Dividend Date, and a Holder that has converted its Series A Preferred Stock on or after such Ex-Dividend Date and on or prior to the related record date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Dividend Date, then, notwithstanding the Conversion Price adjustment provisions in this Section 8.7, the Conversion Price adjustment relating to such Ex-Dividend Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(l) Notwithstanding anything to the contrary in this Section 8, the Conversion Price shall not be adjusted:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of the Corporation’s Subsidiaries;

(iii) upon the repurchase of any shares of Common Stock pursuant to an open market share repurchase program or other buy back transaction, including structured or derivative transactions, that is not a tender or exchange offer of the kind described in Section 8.7(d);

(iv) solely for a change in the par value of the Common Stock; or

(v) for accrued and unpaid Dividends, if any.

(m) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to each Holder of record at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any Holder, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such Holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such Holder upon conversion of the Shares of Series A Preferred Stock held by such Holder.

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(n) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger (including a divisive merger) of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing or furnishing such information with the Securities and Exchange Commission), the Corporation shall send or cause to be sent to each Holder of record at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger (including a divisive merger), sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger (including a divisive merger), sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

8.8 Blocker Provisions.

(a) Notwithstanding any provision of the Series A Preferred Stock to the contrary, and subject to Section 8.8(e), no shares of Common Stock will be issued or delivered upon any proposed conversion and the Corporation shall have no obligation to deliver any shares of Common Stock or make any other delivery (and each Holder shall have no obligation to receive any shares of Common Stock), to the extent that the delivery of any shares of Common Stock or any other security otherwise deliverable upon such conversion would result in any Holder, together with its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder, in the aggregate, having beneficial ownership of shares of Common Stock or any other class of any equity security of the Corporation that is registered pursuant to Section 12 or Section 15 of the Exchange Act (a “Blocked Class”) in excess of the Beneficial Ownership Limitation.

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(b) For purposes of calculating beneficial ownership for purposes of this Section 8.8, the aggregate number of shares of Common Stock beneficially owned by any Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder shall include (a) the aggregate number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder; (b) the aggregate number of shares of Common Stock beneficially owned by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder; and (c) the aggregate number of shares of Common Stock issuable upon exercise, conversion or exchange of any other securities of the Corporation beneficially owned by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder; provided that such calculation shall exclude the number of shares of Common Stock which are issuable upon exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of the Series A Preferred Stock and any other securities of the Corporation beneficially owned by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder (including, without limitation, any convertible or exchangeable notes, convertible stock or warrants) that are subject to the limitation on beneficial ownership described in this Section 8.8 or a limitation on conversion, exchange or exercise analogous to the limitation contained in this Section 8.8. Any purported delivery to any Holder of a number of shares of Common Stock or any other security upon conversion of the Series A Preferred Stock, in either case, shall be void and have no effect to the extent, and only to the extent, that after such delivery, such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder would have beneficial ownership of shares of Common Stock or any Blocked Class in excess of the Beneficial Ownership Limitation. In the event that the issuance of shares of Common Stock to a Holder upon conversion of Series A Preferred Stock results in such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation (as determined under Section 13(d) of the Exchange Act), the shares issued in connection with such conversion of Series A Preferred Stock (the “Blocked Conversion Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Blocked Conversion Shares.

(c) For purposes of this Section 8.8, “Beneficial Ownership Limitation” shall mean 4.99% of the number of outstanding shares of Common Stock or other Blocked Class, as applicable, in each case outstanding immediately after giving effect to such conversion. Subject to Section 8.8(e), any Holder may, from time to time by written notice to the Corporation, increase or decrease the Beneficial Ownership Limitation with respect to such Holder to any other percentage specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation and provided further that the Beneficial Ownership Limitation may not be increased other than as permitted by the Common Stock Liquidity Conditions.

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(d) For purposes of this Section 8.8, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Corporation’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K, Current Report on Form 8-K or other public filing with the SEC, (ii) a more recent public announcement by the Corporation or (iii) any other more recent written notice by the Corporation, in each case setting forth the number of shares of Common Stock outstanding. Upon the written request of any Holder, the Corporation shall within five (5) Business Days confirm in writing to such Holder the number of shares of Common Stock then outstanding.

(e) The provisions of this Section 8.8 shall be construed, corrected and implemented in a manner so as to comply with the Common Stock Liquidity Conditions. The shares of Common Stock underlying the Series A Preferred Stock in excess of the Beneficial Ownership Limitation with respect to any Holder shall not be deemed to be beneficially owned by such Holder for any purpose, including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. For the avoidance of doubt, the Corporation’s Mandatory Conversion Right shall not be limited by this Section 8.8.

(f) For purposes of this Section 8.8, each Holder shall be solely responsible for determining the number of shares of Common Stock that they beneficially own. The Corporation shall not at any time be under any duty or responsibility to any Holder to determine beneficial ownership of shares of Common Stock or any Blocked Class, nor shall the Corporation have any responsibility to determine or monitor compliance with the terms of this Section 8.8, and the Corporation shall have no liability to any Holder in connection with the provisions of this Section 8.8.

8.9 Conversion to Series A-2 Preferred Stock. If, at any time before the third anniversary of the Original Issue Date, any Share of Series A-1 Preferred Stock is transferred to a Person other than an Initial Investor or an Affiliate of an Initial Investor, such transfer shall constitute a conversion event (a “Series A-1 Conversion Event”) and, effective immediately upon such transfer and without any further action by the Corporation, the Holder, the transferee or any other Person, each Share so transferred shall automatically convert, on a share-for-share basis, into one Share of Series A-2 Preferred Stock. The Corporation shall record such conversion in its books and records and issue or record the applicable Shares of Series A-2 Preferred Stock in certificate or book-entry form, as applicable, against surrender of any certificate representing the converted Shares of Series A-1 Preferred Stock or, if the converted Shares are held in book-entry form, by making the corresponding entry on the Corporation’s share ledger; provided that, no such surrender, entry or other action shall be a condition to the effectiveness of the conversion. The transferor and transferee shall provide the Corporation written notice of any transfer that may result in a Series A-1 Conversion Event promptly and in any event within five (5) Business Days after such transfer, which notice shall include the number of transferred Shares of Series A-1 Preferred Stock and the identity of the transferee; provided that, failure to provide such notice shall not delay or invalidate the automatic conversion.

9. Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Texas) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of Preferred Stock of the Corporation, provided that any issuance of such shares as Series A Preferred Stock must be in compliance with the terms hereof.

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10. Notices . Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any Holder, at such Holder’s address as it appears in the stock records of the Corporation (or at such other address for a Holder as shall be specified in a notice given in accordance with this Section 10).

11. Amendments and Waiver.

11.1 Amendments Generally. No provision of this Certificate of Designations may be amended, modified or waived, whether by merger (including a divisive merger), consolidation or otherwise, except by an instrument in writing executed by the Corporation and Required Holders, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder and each transferee or successor thereof; provided, that any amendment, whether by merger (including a divisive merger), consolidation or otherwise, to (A)(i) decrease the Stated Value or Accumulated Stated Value, Redemption Price, or Dividend Rate of any Share of Series A Preferred Stock or otherwise amend or modify in any manner adverse to a Holder of Series A Preferred Stock the Corporation’s obligations to pay, or the circumstances under which the Corporation is obligated to offer or pay, Dividends or the Redemption Price, (ii) increase the Conversion Price (or any amendment, modification or waiver, whether by merger (including a divisive merger) or otherwise, which would in its application increase the Conversion Price) (subject to such modifications as are required under this Certificate of Designations), (iii) adversely affect the right of a Holder of Series A Preferred Stock to convert Series A Preferred Stock into Common Stock or otherwise modify the provisions with respect to conversion in a manner adverse to a Holder of Series A Preferred Stock or (iv) otherwise amend any other terms of the Series A Preferred Stock in a manner that would have a disproportionate adverse effect on any Holder as compared to other Holders, in each case, requires the consent of the Holders of at least 90% of the Shares of Series A Preferred Stock outstanding. The Holders of Series A Preferred Stock shall have all remedies available at law or in equity for a breach of this Certificate of Designations, including the right to seek specific performance. Any action by the Corporation without the consent of Holders of Shares of Series A Preferred Stock required by this Section 11.1 is expressly ultra vires and shall be void ab initio and any action or attempted action, any contracts, amendments or other documentation thereof or related thereto are expressly null and void.

11.2 Amendments Without Consent. Without the consent of the Holders, the Corporation may amend, modify, supplement or repeal any terms of this Certificate of Designations for the following purposes: (i) to cure any ambiguity or correct any omission, inconsistency or mistake herein; (ii) to make any provision with respect to matters or questions relating to the Series A Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations and that does not, individually or in the aggregate with all

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other such changes, adversely affect the rights of any Holder in any material respect; or (iii) to make any other change that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holder that consents to such change); provided, that the Corporation shall provide written notice of any such amendment, modification, supplement or repeal to the Holders within five (5) Business Days following the effectiveness thereof.

12. Withholding. Subject to Section 13, the Corporation and its paying agent shall be entitled to deduct and withhold Taxes on any payment or distribution (or deemed distributions) made with respect to the Series A Preferred Stock or the Common Stock or other securities issued upon conversion of the Series A Preferred Stock, in each case, to the extent required by applicable Law. To the extent that any amounts are so deducted or withheld as described in this Section 12, such deducted or withheld amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such deduction or withholding was made.

13. Tax Matters. Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Corporation and the Holders agree to treat the Series A Preferred Stock as “common stock” and not “preferred stock” within the meaning of Section 305 of the Code, and applicable Treasury Regulations promulgated thereunder. Absent a change in Tax law, or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Corporation shall treat any adjustment to the conversion rate pursuant to Section 8.7(a), Section 8.7(b), Section 8.7(c) or Section 8.7(d) of this Certificate of Designations as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment. Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Corporation and the Holders agree to treat any Corporation Redemption as a redemption to which Section 302(a) of the Code applies for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment.

14. Calculation. Except as otherwise provided in this Certificate of Designations, the Corporation will be responsible for making all calculations called for under this Certificate of Designations or the Series A Preferred Stock, including determinations of the Last Reported Sale Price, the Daily VWAPs, the Current Market Price, the Initial Reference Price, the Reset Reference Price, the Accumulated Stated Value and accrued dividends on the Series A Preferred Stock, the Compounded Dividends, the Conversion Price (including any adjustments to the Conversion Price), any Redemption Price, and the Implied Enterprise Value. The Corporation will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Corporation will provide a schedule of such calculations to any Holder of a Share of Series A Preferred Stock upon written request.

15. Severability. If any provision or provisions in this Certificate of Designations shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by Law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in this Certificate of Designations and the application of such provision or provisions to other persons or entities and circumstances shall not be in any way affected or impaired thereby and the invalid, illegal or unenforceable provision or the application thereof shall be modified in a manner that is valid, legal and enforceable and gives effect as nearly as is practicable to the intent of the invalid, illegal or unenforceable provision or the application thereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be executed this [•] day of [•], 2026.

Axiom Solutions International, Inc.

By:
Name:
Title:

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Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

[See Attached.]

Final Form

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [•] (this “Agreement”), is by and among Axiom Solutions International, Inc., a Texas corporation (“Spinco”), and each of the investors identified on the signature pages hereto, severally and not jointly (each, an “Investor” and collectively, the “Investors”).

WHEREAS, pursuant to the Series A Convertible Preferred Stock Purchase Agreement by and among Flex Ltd., a Singapore registered public company (“Flex”), and the parties hereto, of even date herewith (the “Stock Purchase Agreement”), Spinco has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to issue and sell to each Investor, severally and not jointly, the number of shares of Spinco’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), specified on the Investors’ signature pages to the Stock Purchase Agreement;

WHEREAS, the Convertible Preferred Stock will be convertible into shares of Spinco’s Common Stock, par value $0.0001 per share (the “Spinco Common Stock,” and the shares of Spinco Common Stock issuable upon conversion or redemption of, or issued as dividends on, the Convertible Preferred Stock, the “Shares”); and

WHEREAS, Spinco desires to grant to each Investor the Registration Rights (as defined below) for the Registrable Securities (as defined below), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative) by or before any court or grand jury, any Governmental Authority or any arbitration or mediation tribunal or authority.

“Affiliate” has the meaning set forth in the Stock Purchase Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Agreement Dispute” has the meaning set forth in Section 3.5(b).

“Ancillary Filings” has the meaning set forth in Section 2.4(a)(i).

“Appointed Representative” has the meaning set forth in Section 3.5(b).

“Business Day” has the meaning set forth in the Stock Purchase Agreement.

“Chosen Court” and “Chosen Courts” has the meaning set forth in Section 3.5(c).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Dispute Notice” has the meaning set forth in Section 3.5(b).

“Distribution” has the meaning set forth in Section 2.1(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Flex” has the meaning set forth in the recitals to this Agreement.

“Governmental Authority” has the meaning set forth in the Stock Purchase Agreement.

“Holder” means each Investor or any of its Subsidiaries or Affiliates, so long as such Person holds any Registrable Securities, and any Person owning Registrable Securities who is a Permitted Transferee of rights under Section 3.4.

“Holder Indemnified Parties” has the meaning set forth in Section 2.8(a).

“Indemnified Parties” has the meaning set forth in Section 2.8(b).

“Initiating Holder” has the meaning set forth in Section 2.1(a).

“Investors” has the meaning set forth in the preamble to this Agreement.

“Loss” or “Losses” has the meaning set forth in Section 2.8(a).

“Permitted Transferee” means any Transferee and any Subsequent Transferee.

“Person” has the meaning set forth in the Stock Purchase Agreement.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means the Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization.

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The term “Registrable Securities” excludes any security (i) the offering and Sale of which has been effectively Registered under the Securities Act and which has been Sold in accordance with a Registration Statement, (ii) that has been Sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) held by a Holder, if (A) such security may be Sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule or any holding period and (B) the aggregate value of all Registrable Securities then held by such Holder is less than $50,000,000, calculated on an as-converted basis (treating any Convertible Preferred Stock convertible into, or exercisable or exchangeable for, Spinco Common Stock as so converted, exercised or exchanged) as the product of (x) the number of shares of Spinco Common Stock represented thereby and (y) the closing price per share of Spinco Common Stock on its principal national securities exchange on the trading day immediately preceding the date of determination or (iv) that has been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and Sale to the public of any Spinco Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

“Registration Expenses” means all expenses incident to Spinco’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of Spinco’s counsel and independent accountants (including the expenses of any comfort letters or costs associated with the delivery by Spinco’s and its Subsidiaries’ independent certified public accountants of comfort letters customarily requested by underwriters); (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (v) the costs and charges of any transfer agent and any registrar; (vi) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (vii) expenses incurred in connection with any “road show” presentation to potential investors; (viii) printing expenses, messenger, telephone and delivery expenses; (ix) internal expenses of Spinco (including all salaries and expenses of employees of Spinco performing legal or accounting duties); and (x) fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Spinco Common Stock are then listed; but excluding any internal expenses of the Holder, any underwriting discounts or commissions attributable to the Sale of any Registrable Securities and any stock transfer taxes.

“Registration Period” has the meaning set forth in Section 2.1(c).

“Registration Rights” means the rights of the Holders to cause Spinco to Register Registrable Securities pursuant to this Agreement.

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“Registration Statement” means any registration statement of Spinco filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Sale” means the direct or indirect transfer, sale, assignment or other disposition of a security. The terms “Sell” and “Sold” have correlative meanings.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in the recitals to this Agreement.

“Shelf Registration” means a Registration Statement of Spinco for an offering to be made on a delayed or continuous basis of Spinco Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Spinco” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Spinco Common Stock” has the meaning set forth in the recitals to this Agreement.

“Spinco Indemnified Parties” has the meaning set forth in Section 2.8(b).

“Spinco Notice” has the meaning set forth in Section 2.1(a).

“Spinco Public Sale” has the meaning set forth in Section 2.2(a).

“Spinco Takedown Notice” has the meaning set forth in Section 2.1(f).

“Subsequent Transferee” has the meaning set forth in Section 3.4(b).

“Subsidiary” means with respect to any Person (a) a corporation, greater than fifty percent (50%) of the voting or capital stock of which is, as of the time in question, directly or indirectly owned by such Person and (b) any other partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity in which such Person, directly or indirectly, owns greater than fifty percent (50%) of the equity or economic interest thereof or has the power to elect or direct the election of greater than fifty percent (50%) of the members of the governing body of such entity or otherwise has control over such entity (e.g., as the managing partner of a partnership); provided that Subsidiaries shall not include the SpinCo Joint Ventures and Minority Investments (as defined in the Separation and Distribution Agreement by and between Flex and Spinco).

“Takedown Notice” has the meaning set forth in Section 2.1(f).

“Transferee” has the meaning set forth in Section 3.4(b).

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“Underwritten Offering” means a Registration in which securities of Spinco are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public (including registered block trades).

1.2 General Interpretive Principles.

(a) For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) As used in this Agreement, the words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(f) As used in this Agreement, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(g) As used in this Agreement, the word “will” shall be deemed to have the same meaning and effect as the word “shall.”

(h) As used in this Agreement, the terms “or,” “any” or “either” are not exclusive and shall be deemed to be “and/or.”

(i) As used in this Agreement, references to “written” or “in writing” include in electronic form.

(j) As used in this Agreement, references to the “date hereof” are to the date of this Agreement.

(k) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

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(l) The section and other headings and subheadings contained in this Agreement and the Exhibit hereto are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction, meaning or interpretation of this Agreement. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference into and made a part of this Agreement.

(m) Any payment to be made pursuant hereto shall be made in U.S. dollars and by wire transfer of immediately available funds.

(n) As used in this Agreement, references to “$” in this report are to the lawful currency of the United States of America.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration.

(a) Request. Beginning on the earlier of (x) the date upon which Flex no longer owns any shares of Spinco Common Stock and (y) twenty four (24) months after the date that Flex completes the distribution of Spinco Common Stock to holders of Flex ordinary shares on a pro rata basis in the Spin-Off (as defined in the Stock Purchase Agreement) (the “Distribution”), but in no event earlier than twelve (12) months after the date of the Distribution, any Holder(s) of Registrable Securities (collectively, the “Initiating Holder”) shall have the right to request that Spinco file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Initiating Holder by delivering a written request to Spinco specifying the number of shares of Registrable Securities such Initiating Holder wishes to Register (a “Demand Registration”). Spinco shall (i) within ten (10) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities (the “Spinco Notice”), (ii) use its reasonable best efforts to prepare and file a Registration Statement as expeditiously as possible in respect of such Demand Registration and in any event within thirty (30) days of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. Spinco shall include in such Registration all Registrable Securities that the Holders request to be included within the ten (10) days following their receipt of the Spinco Notice.

(b) Limitations of Demand Registrations. There shall be no limitation on the number of Demand Registrations pursuant to Section 2.1(a); provided, however, that the Holder(s) may not require Spinco to effect a Demand Registration within sixty (60) days after the effective date of a previous registration by Spinco effected pursuant to this Section 2.1. In the event that any Person shall have received rights to Demand Registrations pursuant to Section 3.4, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Holder(s). The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $100,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates.

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(c) Effective Registration. Spinco shall be deemed to have effected a Registration for purposes of Section 2.1(a) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (x) the date when all Registrable Securities thereunder have been sold and (y) sixty (60) days from the effective date of the Registration Statement (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by Spinco or its Subsidiaries. If, during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement, the Registration Period shall be extended on a day-for-day basis for any period the Holder is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other Governmental Authority.

(d) Underwritten Offering. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and Spinco shall include such information in the Spinco Notice. In the event that the Initiating Holder intends to Sell the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering.

(e) Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the Registrable Securities offered, then the number of Registrable Securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the Registrable Securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by such Investor(s) to be included in such Underwritten Offering; (ii) second, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iii) third, all other Registrable Securities requested and otherwise eligible to be included in such Underwritten Offering (including Registrable Securities to be sold for the account of Spinco) on a pro rata basis calculated based on the number of shares requested to be registered. In the event the Initiating Holder notifies Spinco that such Registration Statement shall be abandoned or withdrawn, such Holder shall not be deemed to have requested a Demand Registration pursuant to Section 2.1(a), and Spinco shall not be deemed to have made a Demand Registration pursuant to Section 2.1(a) and Section 2.1(c).

(f) Shelf Registration. Spinco shall file a Shelf Registration on Form S-3 (or any successor form) covering the resale of all of the Investors’ Registrable Securities promptly after the one-year anniversary of the Spin-Off, but in no event more than thirty (30) days after the one-year anniversary of the Spin-Off. Spinco shall use its reasonable best efforts to have such

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Shelf Registration declared effective by the SEC as soon as reasonably practicable and shall use its reasonable best efforts to have such Shelf Registration remain continuously effective under the Securities Act (including filing a new shelf registration statement upon expiration of such Shelf Registration) until such date on which there are no longer any Registrable Securities covered by such Shelf Registration. If Spinco is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) at the time of filing such Shelf Registration, Spinco shall designate such Shelf Registration as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act). At any time after the effectiveness of such Shelf Registration and when the Holder may request Demand Registrations, the requesting Holders may request Spinco to effect a Demand Registration as a Shelf Registration. There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration. Any Holder of Registrable Securities included on a Shelf Registration shall have the right to request that Spinco cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to Spinco specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). Spinco shall (i) within ten (10) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration (“Spinco Takedown Notice”), and (ii) take all actions reasonably requested by such Holder, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, Spinco shall include in such Underwritten Offering all Registrable Securities that the Holders request to be included within the two (2) days following their receipt of the Spinco Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Takedown Notice and the piggyback rights described in this Section 2.1(f) shall not apply to an Underwritten Offering that constitutes a block trade.

(g) SEC Form. Except as set forth in the next sentence, Spinco shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if Spinco is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form). Spinco shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by Spinco in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) Suspension. Notwithstanding the foregoing, Spinco shall have the right to defer taking action with respect to such filing for the shortest possible period of time determined by Spinco in its sole discretion to be necessary, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, if Spinco determines in its reasonable good faith judgment that taking action with respect to such filing would (i) materially interfere with a

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significant acquisition, corporate organization, financing, securities offering or other similar transaction involving Spinco; (ii) require premature disclosure of material information that Spinco has a bona fide business purpose for preserving as confidential; or (iii) render Spinco unable to comply with requirements under the Securities Act or Exchange Act; provided, however, that Spinco shall not exercise such deferral right more than twice in any twelve (12)-month period or for more than ninety (90) days in aggregate in any twelve (12)-month period; provided, further, that Spinco shall not register any securities for its own account or that of any other Holder during any such deferral period other than pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act. In the event that Spinco exercises its deferral rights under the preceding sentence, Spinco shall promptly give the Holders written notice thereof and shall use reasonable best efforts to cause such registration statement to become effective or to amend or supplement such registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of such registration statement or filing thereof as soon as reasonably practicable following the conclusion of the applicable deferral period. Spinco shall promptly give the Holders written notice of the conclusion of any deferral period.

2.2 Piggyback Registrations.

(a) Participation. Beginning on the earlier of (x) the date upon which Flex no longer owns any shares of Spinco Common Stock and (y) twenty four (24) months after the date of the Distribution, but in no event earlier than twelve (12) months after the date of the Distribution, if Spinco proposes to file a Registration Statement under the Securities Act with respect to any offering of Spinco Common Stock for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the Sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Spinco Common Stock being Registered is Spinco Common Stock issuable upon conversion of debt securities or shares of preferred stock (or depositary shares representing preferred stock) that are also being Registered) (a “Spinco Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), Spinco shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), Spinco shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, Spinco shall determine for any reason not to Register or to delay Registration of such securities, Spinco may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection

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with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Spinco Common Stock. No Registration effected under this Section 2.2 shall relieve Spinco of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Spinco shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Spinco shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. Spinco’s filing of a Shelf Registration shall not be deemed to be a Spinco Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of Spinco Common Stock for its own account and/or for the account of any other Persons will be a Spinco Public Sale unless such offering qualifies for an exemption from the Spinco Public Sale definition in this Section 2.2(a); provided, further, that if Spinco files a Shelf Registration for its own account and/or for the account of any other Persons that is not solely with respect to a Spinco Public Sale, Spinco agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b) Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Spinco of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs Spinco and the Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities of Spinco or any other Persons for whom Spinco is effecting the Underwritten Offering, as the case may be, proposes to Sell; (ii) second, Registrable Securities requested by the Investors to be included in such Underwritten Offering; (iii) third, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iv) fourth, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of Spinco) on a pro rata basis calculated based on the number of shares requested to be registered.

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2.3 Selection of Underwriter(s), Etc. In any Underwritten Offering pursuant to Section 2.1 or Section 2.2 that is not a Spinco Public Sale, the Investors, in the event the Investors are participating in such Underwritten Offering, or the Holders of a majority of the outstanding Registrable Securities being included in the Underwritten Offering, in the event the Investors are not participating in such Underwritten Offering, shall select the underwriter(s) and financial printer and Holder’s counsel for such Underwritten Offering, subject to Spinco’s approval (not to be unreasonably withheld, conditioned or delayed). In any Spinco Public Sale, Spinco shall select the underwriter(s) and financial printer and the Investors, in the event the Investors are participating in such Underwritten Offering, or the Holders of a majority of the outstanding Registrable Securities being included in the Spinco Public Sale, in the event the Investors are not participating in such Underwritten Offering, shall select counsel to the Holder(s).

2.4 Registration Procedures.

(a) In connection with the Registration and/or Sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, Spinco shall use reasonable best efforts to effect or cause the Registration and the Sale of such Registrable Securities in accordance with the intended methods of Sale thereof and:

(i) prepare and file the required Registration Statement, including all exhibits and financial statements (collectively, the “Ancillary Filings”) required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the Holders, copies of all documents prepared to be filed, which documents shall be subject to the review and comment of such underwriters and such Holders and their respective counsel, and provide such underwriters and such Holders and their respective counsel reasonable time to review and comment thereon and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto or any Ancillary Filing to which the Holders or the underwriters shall reasonably object;

(ii) except in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all of the Shares Registered thereon until the earlier of (x) such time as all of such Shares have been Sold in accordance with the intended methods of Sale set forth in such Registration Statement or (y) the expiration of nine (9) months after such Registration Statement becomes effective;

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(iii) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all Shares subject thereto for a period ending thirty-six (36) months after the effective date of such Registration Statement (or, if earlier, the date on which there are no Registrable Securities);

(iv) notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Spinco (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, or any Ancillary Filing has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or any Ancillary Filing or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or any Ancillary Filing or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of Spinco in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by Spinco of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or Sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify each selling Holder and the managing underwriter or underwriters, if any, when Spinco becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Ancillary Filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus or any Ancillary Filing in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus or any Ancillary Filing which will correct such statement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vii) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

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(viii) furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix) deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that Spinco consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters, if any, in connection with the offering and Sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the Sale of the Registrable Securities by such Holder or underwriter;

(x) on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and Sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request, and in any foreign jurisdiction mutually agreeable to Spinco and the participating Holders, in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of Sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that Spinco will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) in connection with any Sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each participating Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriters, if any, may request at least two (2) Business Days prior to such Sale of Registrable Securities; provided that Spinco may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

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(xii) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of Spinco’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Spinco’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the Sale of such Registrable Securities;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that Spinco may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiv) in the case of an Underwritten Offering, obtain for delivery to and addressed to the underwriter or underwriters opinions from outside counsel or the general counsel for Spinco, in each case dated the date of the closing under the underwriting agreement, and in customary form and content for the type of Underwritten Offering;

(xv) in the case of an Underwritten Offering, obtain for delivery to and addressed to Spinco and the underwriter or underwriters a comfort letter from Spinco’s or other applicable independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement, and brought down to the closing under the underwriting agreement;

(xvi) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than seventy-five (75) days after the end of the twelve (12)-month period beginning with the first day of Spinco’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xvii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

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(xviii) cause all Registrable Securities covered by the applicable Registration Statement to be listed on the principal securities exchange on which Spinco’s Common Stock is then listed or quoted;

(xix) provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the Sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to Spinco in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, upon receipt of such confidentiality agreements as Spinco may reasonably request, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate and other documents and properties of Spinco that are available to Spinco, and cause all of Spinco’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Spinco and to supply all information available to Spinco reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xx) to cause the executive officers of Spinco to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(xxi) take all other customary steps reasonably necessary to effect the Registration, offering and Sale of the Registrable Securities.

(b) As a condition precedent to any Registration hereunder, Spinco may require each Holder as to which any Registration is being effected to furnish to Spinco such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as Spinco may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to Spinco and to cooperate with Spinco as reasonably necessary to enable Spinco to comply with the provisions of this Agreement.

(c) The Investors agree, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from Spinco of the occurrence of any event of the kind described in Section 2.4(a)(vi), such Holder will forthwith discontinue the Sale of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt

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of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi), or until such Holder is advised in writing by Spinco that the use of the Prospectus may be resumed, and if so directed by Spinco, such Holder will deliver to Spinco (at Spinco’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Spinco shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi) or is advised in writing by Spinco that the use of the Prospectus may be resumed.

2.5 Holdback Agreements . To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, Spinco agrees not to, and shall exercise reasonable best efforts to obtain agreements (in the underwriters’ customary form and subject to customary carve-outs) from its directors, executive officers and beneficial owners of ten percent (10%) or more of Spinco Common Stock who are Affiliates of Spinco not to, directly or indirectly offer, Sell, pledge, contract to Sell (including any short Sale), grant any option to purchase or otherwise Sell any equity securities of Spinco or enter into any hedging transaction relating to any equity securities of Spinco during the sixty (60) days (unless the managing underwriter or underwriters otherwise agree to a shorter period) beginning on the pricing date of such Underwritten Offering (such customary carve-outs to include, but not be limited to, transfers by such lock-up parties: as part of such Underwritten Offering; pursuant to any Distribution; pursuant to registrations on Form S-8 or Form S-4 or any successor forms thereto; grants of or issuances of equity or equity awards by Spinco pursuant to Spinco’s equity incentive plans; agreements to issue or issuances by Spinco of up to 10% of Spinco’s outstanding shares of Common Stock in connection with acquisitions, joint ventures or other strategic transactions; the exercise by directors and officers of Spinco of awards under Spinco’s equity incentive plans; transfers to Spinco or sales in the open market by directors and officers of Spinco pursuant to the net or cashless exercise of equity awards under Spinco’s equity incentive plans or to cover tax withholding; or sales by directors and officers of Spinco pursuant to existing 10b5-1 plans).

2.6 Underwritten Offerings . If requested by the managing underwriters for any Underwritten Offering, Spinco shall enter into an underwriting agreement with such underwriters for such offering; provided, however, that no Holder shall be required to make any representations or warranties to Spinco (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to Spinco or the underwriters with respect thereto, except as otherwise provided in Section 2.8 hereof.

2.7 Registration Expenses Paid By Spinco . In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, Spinco shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed; provided, however, each Holder shall pay its own attorney fees.

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2.8 Indemnification.

(a) Indemnification by Spinco. Spinco agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, such Holder’s Affiliates and its and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons (collectively, the “Holder Indemnified Parties”) from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such Holder Indemnified Party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that Spinco has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that Spinco shall not be liable to any particular Holder Indemnified Party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to Spinco by such Holder Indemnified Party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability Spinco may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Holder Indemnified Party and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, Spinco and its directors, officers, employees, advisors, agents and each Person who controls Spinco (within the meaning of the Securities Act and the Exchange Act) (collectively, the “Spinco Indemnified Parties” and, together with the Holder Indemnified Parties, the “Indemnified Parties”) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that Spinco has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to Spinco specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar

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amount of the net proceeds received by such Holder under the Sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Spinco or any Spinco Indemnified Party.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the applicable Indemnified Party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the applicable Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the applicable Indemnified Party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such Indemnified Party or Indemnified Parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party, (y) an applicable Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other Indemnified Parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an applicable Indemnified Party) between such Indemnified Party and the other Indemnified Parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

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(d) Contribution. If for any reason the indemnification provided for in Section 2.8(a) or Section 2.8(b) is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by Section 2.8(a) or Section 2.8(b), then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.8(d) to the contrary, no indemnifying party (other than Spinco) shall be required pursuant to this Section 2.8(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the Sale of Registrable Securities in the offering to which the Losses of the Indemnified Parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.8(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.9 Reporting Requirements; Rule 144. Until the expiration or termination of this Agreement in accordance with its terms, Spinco shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If Spinco is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit Sales pursuant to Rule 144 under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to Sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Holder owns any Registrable Securities, Spinco shall forthwith upon request furnish any Holder (i) a written statement by Spinco as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of Spinco, and (iii) such other reports and documents filed by Spinco with the SEC as such Holder may reasonably request in availing itself of an exemption for the Sale of Registrable Securities without registration under the Securities Act.

2.10 Other Registration Rights. Spinco shall not grant to any Persons the right to request Spinco to Register any equity securities of Spinco, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.

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ARTICLE III

MISCELLANEOUS

3.1 Term. This Agreement shall terminate upon the earlier of (x) such time as there are no Registrable Securities and (y) the mutual agreement of the parties hereto, except for the provisions of Section 2.7 and Section 2.8 and all of this Article III, which shall survive any such termination.

3.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed; or (d) if sent by email transmission after 6:00 p.m. recipient’s local time, the Business Day following the date of transmission when receipt is confirmed.

3.3 Entire Agreement. This Agreement including any exhibits and amendments hereto, and the other agreements and documents referred to herein and therein, shall together constitute the entire agreement between the Investors and Spinco with respect to the subject matter hereof and thereof and shall supersede all prior negotiations, agreements and understandings, both written and oral, between the Investors and Spinco with respect to such subject matter hereof.

3.4 Successors, Assigns and Transferees.

(a) The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted assigns. Spinco may assign this Agreement at any time in connection with a Sale or acquisition of Spinco, whether by merger, consolidation, Sale of all or substantially all of Spinco’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of Spinco’s rights and obligations under this Agreement. Any Investor may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more of its Affiliates that agree in writing to be bound by this Agreement.

(b) In connection with the Sale of Convertible Preferred Stock or Registrable Securities, the Investors may assign their Registration-related rights and obligations under this Agreement relating to such Registrable Securities to any transferee to which Convertible Preferred Stock or Registrable Securities are Sold; provided, that (x) Spinco is given written notice prior to or at the time of such Sale stating the name and address of the transferee and identifying the securities with respect to which the Registration-related rights and obligations are being Sold and (y) the transferee executes a counterpart in the form attached hereto as Exhibit A

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and delivers the same to Spinco (any such transferee in such Sale, a “Transferee”). In connection with the Sale of Convertible Preferred Stock or Registrable Securities, a Transferee or Subsequent Transferee (as defined below) may assign its Registration-related rights and obligations under this Agreement relating to such Registrable Securities to the following subsequent transferees: (A) an Affiliate of such Transferee to which Convertible Preferred Stock or Registrable Securities are Sold or (B) any subsequent transferee to which Convertible Preferred Stock or Registrable Securities are Sold; provided, that in the case of clauses (A) or (B), (x) Spinco is given written notice prior to or at the time of such Sale stating the name and address of the subsequent transferee and identifying the securities with respect to which the Registration-related rights and obligations are being assigned and (y) the subsequent transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to Spinco (any such subsequent transferee, a “Subsequent Transferee”).

3.5 GOVERNING LAW; NO JURY TRIAL.

(a) This Agreement and any Action (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement or the negotiation, validity, interpretation, performance, breach or termination of this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, regardless of the laws that might otherwise govern under applicable conflicts of law principles thereof.

(b) Each party hereto shall appoint a representative who shall be responsible for administering this dispute resolution provision (each, an “Appointed Representative”). The Appointed Representatives shall have the authority to resolve Agreement Disputes (as defined below). Except as otherwise provided in this Agreement, in the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity, termination or breach of this Agreement or otherwise arising out of, or in any way related to, this Agreement (collectively, the “Agreement Disputes”), the Appointed Representatives shall provide written notice of such Agreement Dispute in the manner provided by Section 3.2 above (the “Dispute Notice”) and negotiate in good faith for a reasonable period of time to settle such Agreement Dispute; provided, however, that: (i) such reasonable period of time shall not, unless otherwise agreed to by all parties hereto in writing, exceed thirty (30) calendar days from the date of delivery of the Dispute Notice; and (ii) the Appointed Representative from each party hereto shall first have tried to resolve the differences between the parties hereto. Nothing said or disclosed, nor any document produced, in the course of any negotiations, conferences and discussions in connection with efforts to settle an Agreement Dispute that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose, but shall be considered as to have been disclosed for settlement purposes. Unless otherwise agreed in writing, the parties hereto will continue to honor all commitments under this Agreement during the course of dispute resolution of an Agreement Dispute pursuant to the provisions of this Section 3.5 with respect to all matters not specifically subject to such dispute resolution.

(c) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy. Nothing in

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this Agreement shall be deemed a waiver by any party hereto of any right to specific performance or injunctive relief. The parties hereto understand and agree that the covenants and agreements on each of their parts herein contained are uniquely related to the desire of the parties hereto and their respective Affiliates to consummate the transactions contemplated herein, that the transactions contemplated herein are a unique business opportunity at a unique time for each of the Investors and Spinco and their respective Affiliates, and further agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms, and further agree that, although monetary damages may be available for the breach of such covenants and agreements, monetary damages would be an inadequate remedy therefor. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Texas Business Court in the Third Business Court Division of the State of Texas (or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the Texas Business Court in the First Business Court Division of the State of Texas or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the state district court of Travis County, Texas) (each court set forth in the express order immediately above, a “Chosen Court” and collectively, the “Chosen Courts”), and each of the parties hereto agree to the exclusive jurisdiction and venue of the Chosen Courts. Each of the parties hereto further agrees that, to the fullest extent permitted by applicable law, no party hereto shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 3.5 and each party hereto waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(d) Each of the parties hereto irrevocably agrees that, subject (except in the case of any legal action or proceeding seeking specific performance or injunctive relief pursuant to Section 3.5(c)) to prior compliance with Section 3.5(b), any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the applicable Chosen Court. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Chosen Courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Chosen Courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement: (i) any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 3.5; (ii) any claim that it or its property is exempt or immune from jurisdiction of any applicable Chosen Court or from any legal process commenced in such applicable Chosen Court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (iii) to the fullest extent permitted by the applicable law, any claim that: (x) the suit, action or proceeding in the applicable Chosen Court is brought in an inconvenient

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forum; (y) the venue of such suit, action or proceeding is improper; or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such Chosen Courts (other than by reason of, except in the case of any action or proceeding for specific performance or injunctive relief pursuant to Section 3.5(c), needing to first comply with the provisions of Section 3.5(b)). In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals. The parties hereto agree that service of any court paper may be made in any manner as may be provided under the applicable laws or court rules governing service of process in the applicable Chosen Court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(e) EACH OF THE PARTIES HERETO, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR LEGAL PROCEEDING (WHETHER AT LAW, IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

3.6 Headings. The article, section and paragraph headings contained in this Agreement are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

3.7 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

3.8 Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by Spinco and the Holders of a majority of the Registrable Securities; provided that if any Investor or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of such Investor if such amendment or waiver adversely affects the rights of such Investor or such Affiliates of such Investor. Any such waiver, amendment or supplement shall not be applicable or have any effect except in the specific instance in which it is given. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party hereto under or by reason of this Agreement.

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(b) Notwithstanding the foregoing, no failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that any party hereto would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision of this Agreement must satisfy the conditions set forth in Section 3.8(a) and shall be effective only to the extent in such writing specifically set forth.

3.9 Registrations, Exchanges, etc. Notwithstanding anything to the contrary that may be contained in this Agreement, the provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (a) any shares of Spinco Common Stock, now or hereafter authorized to be issued, (b) any and all securities of Spinco into which the shares of Spinco Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by Spinco and (c) any and all securities of any kind whatsoever of Spinco or any successor or permitted assign of Spinco (whether by merger, consolidation, Sale of assets or otherwise) which may be issued on or after the date hereof in respect of, in conversion of, in exchange for or in substitution of, the shares of Spinco Common Stock, and shall be appropriately adjusted for any stock dividends, or other distributions, stock splits or reverse stock splits, combinations, recapitalizations, mergers, consolidations, exchange offers or other reorganizations occurring after the date hereof.

3.10 Further Assurances. In addition to and without limiting the actions specifically provided for elsewhere in this Agreement and subject to the limitations expressly set forth in this Agreement each of the parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement.

3.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or electronic transmission shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

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3.12 No Inconsistent Agreements. Spinco shall not hereafter enter into any agreement with respect to their securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

[The remainder of page intentionally left blank. Signature pages follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

[INVESTOR]

By:
Name:
Title:

[Name]

[Address]

Attn: [•]

Email: [•]

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Axiom Solutions International, Inc.

By:
Name:
Title:

Axiom Solutions International, Inc.

c/o [•]

[Address]

Attn: [•]

Email: [•]

[Signature Page to Registration Rights Agreement]

FLEX LTD. ATTN: INVESTOR RELATIONS DEPT. 12515-8 RESEARCH BLVD, SUITE 300 AUSTIN, TX 78759

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T03961-S49551      KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FLEX LTD.

The Board of Directors recommends you vote FOR each of the following proposals:				For	Against	Abstain

1.  To approve the proposed issuance of Bonus Shares to the Flex Shareholders in the proportion of one (1) Bonus Share for every one (1) existing Share held by the Flex Shareholders as of the Record Date (the “Bonus Issuance Proposal”).

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2.  To approve the proposed court-approved capital reduction to be carried out by Flex pursuant to Section 78G of the Companies Act 1967 of Singapore in order to effect the distribution in specie of between approximately 88.0% and 94.0% of all issued and outstanding shares of Axiom common stock immediately prior to the distribution to Flex shareholders of record on a pro rata basis based on the number of Flex ordinary shares held by each Flex shareholder of record as of the Record Date (the “Capital Reduction and Distribution Proposal”).

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3.  To approve the additional annual cash compensation of $50,000 payable to the Lead Independent Director for services rendered as Lead Independent Director, in addition to the regular cash compensation payable to a member of the Flex Board of Directors for services rendered as a director and for service on any committees of the Flex Board of Directors, including service as chair of any such committees of the Flex Board of Directors; and the Lead Independent Director shall receive his or her compensation in the form of Company shares, cash, or a combination thereof at the election of the Lead Independent Director (the “LID Compensation Proposal”).

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NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly be put before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:

The Combined Shareholder Letter and Proxy Statement (pertaining to the Extraordinary General Meeting)

are available at www.proxyvote.com.

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FLEX LTD.

(Incorporated in the Republic of Singapore)

(Company Registration Number 199002645H)

This Proxy is Solicited on behalf of the Board of Directors

Extraordinary General Meeting

The undersigned being a member of Flex Ltd. (the “Company”) hereby appoints Kevin Krumm, or failing whom Scott Offer, or failing whom the Chairman of the Extraordinary General Meeting as Proxy of the undersigned and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all of the Ordinary Shares of the Company owned by the undersigned, at the Extraordinary General Meeting of the Company to be held on November 2, 2026, at 2:00 p.m. Central time or at any adjournment thereof.

This Proxy Card, when properly executed and returned in a timely manner, will be voted at the Extraordinary General Meeting and any adjournment thereof in the manner described herein. If no contrary indication is made, this Proxy Card will be voted “FOR” the Bonus Issuance Proposal, “FOR” the Capital Reduction and Distribution Proposal, “FOR” the LID Compensation Proposal and in accordance with the judgment of the persons named as Proxies herein on any other matters that may properly be put before the Extraordinary General Meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT NOT LESS THAN 48 HOURS PRIOR TO THE TIME APPOINTED FOR THE MEETING IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side